                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

             CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  Investment Company Act file number: 811-08629

                           HARTFORD SERIES FUND, INC.
               (Exact name of registrant as specified in charter)

                P. O. Box 2999, Hartford, Connecticut 06104-2999
                    (Address of Principal Executive Offices)

                          Edward P. Macdonald, Esquire
                                  Life Law Unit
                   The Hartford Financial Services Group, Inc.
                              200 Hopmeadow Street
                           Simsbury, Connecticut 06089
                     (Name and Address of Agent for Service)

Registrant's telephone number, including area code: (860) 843-9934

Date of fiscal year end: December 31, 2007

Date of reporting period: January 1, 2007 - June 30, 2007

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.


         Semi-Annual Report
         June 30, 2007                                     (STAG PHOTO)

                                        - Manager Discussions
                                        - Financials

                                                             (THE HARTFORD LOGO)

                                                      HARTFORD SERIES FUND, INC.
                                               HARTFORD HLS SERIES FUND II, INC.

TABLE OF CONTENTS

    Manager Discussions (Unaudited)                                   1
    Hartford Series Fund, Inc. and Hartford HLS Series Fund II,
    Inc. Financial Statements:
      Schedule of Investments as of June 30, 2007: (Unaudited)
         Hartford Advisers HLS Fund                                  60
         Hartford Capital Appreciation HLS Fund                      66
         Hartford Disciplined Equity HLS Fund                        72
         Hartford Dividend and Growth HLS Fund                       74
         Hartford Equity Income HLS Fund                             76
         Hartford Fundamental Growth HLS Fund (Prior to July 27,
           2007, the Fund was known as Hartford Focus HLS Fund)      78
         Hartford Global Advisers HLS Fund                           80
         Hartford Global Communications HLS Fund                     88
         Hartford Global Financial Services HLS Fund                 90
         Hartford Global Growth HLS Fund (Prior to July 27,
           2007, the Fund was known as Hartford Global Leaders
           HLS Fund)                                                 92
         Hartford Global Health HLS Fund                             94
         Hartford Global Technology HLS Fund                         96
         Hartford Growth HLS Fund                                    98
         Hartford Growth Opportunities HLS Fund                     100
         Hartford High Yield HLS Fund                               102
         Hartford Index HLS Fund                                    108
         Hartford International Growth HLS Fund (Prior to July
           27, 2007, the Fund was known as Hartford
           International Capital Appreciation HLS Fund)             114
         Hartford International Opportunities HLS Fund              116
         Hartford International Small Company HLS Fund              119
         Hartford MidCap HLS Fund                                   122
         Hartford MidCap Value HLS Fund                             124
         Hartford Money Market HLS Fund                             126
         Hartford Mortgage Securities HLS Fund                      128
         Hartford Small Company HLS Fund                            131
         Hartford SmallCap Growth HLS Fund                          135
         Hartford Stock HLS Fund                                    139
         Hartford Total Return Bond HLS Fund                        141
         Hartford U.S. Government Securities HLS Fund               151
         Hartford Value HLS Fund                                    154
         Hartford Value Opportunities HLS Fund                      156
      Statements of Assets and Liabilities as of June 30, 2007
      (Unaudited)                                                   158
      Statements of Operations for the Six-Month Period Ended
      June 30, 2007 (Unaudited)                                     164
      Statements of Changes in Net Assets for the Six-Month
         Period Ended June 30, 2007 (Unaudited) and for the Year
         Ended December 31, 2006                                    170
      Notes to Financial Statements (Unaudited)                     180
      Financial Highlights (Unaudited)                              195
      Directors and Officers (Unaudited)                            205
      How to Obtain a Copy of the Fund's Proxy Voting Policies
      and Proxy Voting Records (Unaudited)                          207
      Expense Example (Unaudited)                                   208
      Approval of Amended Investment Sub-Advisory Agreement
      (Unaudited)                                                   211

        This report is prepared for the general information of contract owners and is not an offer of contracts. It should not be used in connection with any offer, except in conjunction with the appropriate prospectus which contains all pertinent information including the applicable sales, administrative and other charges.

        The views expressed in each Fund's Manager Discussion under "Why did the Fund perform this way?" and "What is the outlook?" are views of the Fund's subadvisers and portfolio management team.

Hartford Advisers HLS Fund inception 3/31/1983
(subadvised by Wellington Management Company, LLP)

PERFORMANCE OVERVIEW 6/30/97 - 6/30/07
Growth of a $10,000 investment(1)

(LINE GRAPH)

                                                                                                             LEHMAN BROTHERS
                                                                                                         GOVERNMENT/CREDIT BOND
                                                       ADVISERS IA                S&P 500 INDEX                   INDEX
                                                       -----------                -------------          ----------------------
6/97                                                      10000                       10000                       10000
                                                          10621                       10795                       10306
                                                          10097                       10190                       10190
                                                          10524                       10748                       10350
                                                          10333                       10389                       10516
                                                          10642                       10870                       10572
                                                          10733                       11057                       10683
                                                          10889                       11179                       10833
                                                          11424                       11984                       10811
                                                          11858                       12598                       10844
                                                          12047                       12725                       10899
                                                          11944                       12506                       11016
6/98                                                      12390                       13014                       11128
                                                          12478                       12876                       11137
                                                          11390                       11014                       11355
                                                          11857                       11720                       11679
                                                          12447                       12673                       11597
                                                          12921                       13441                       11666
                                                          13380                       14215                       11695
                                                          13674                       14809                       11778
                                                          13357                       14349                       11498
                                                          13765                       14923                       11555
                                                          14129                       15501                       11583
                                                          13784                       15136                       11464
6/99                                                      14304                       15975                       11428
                                                          14014                       15477                       11397
                                                          13887                       15400                       11387
                                                          13732                       14977                       11490
                                                          14201                       15925                       11520
                                                          14314                       16249                       11513
                                                          14796                       17206                       11443
                                                          14281                       16341                       11440
                                                          14193                       16032                       11584
                                                          15154                       17600                       11751
                                                          14835                       17070                       11694
                                                          14655                       16720                       11683
6/00                                                      14872                       17132                       11922
                                                          14733                       16865                       12048
                                                          15259                       17911                       12218
                                                          14861                       16966                       12264
                                                          14958                       16894                       12341
                                                          14474                       15563                       12552
                                                          14686                       15639                       12800
                                                          14991                       16194                       13014
                                                          14420                       14718                       13149
                                                          13831                       13786                       13209
                                                          14407                       14856                       13110
                                                          14515                       14956                       13185
6/01                                                      14146                       14592                       13249
                                                          14163                       14449                       13579
                                                          13626                       13545                       13753
                                                          13092                       12452                       13880
                                                          13398                       12690                       14232
                                                          13965                       13663                       13998
                                                          14004                       13783                       13888
                                                          13819                       13582                       13990
                                                          13743                       13320                       14109
                                                          13990                       13821                       13822
                                                          13255                       12984                       14090
                                                          13172                       12888                       14220
6/02                                                      12613                       11971                       14341
                                                          12184                       11038                       14514
                                                          12195                       11110                       14839
                                                          11393                        9903                       15158
                                                          11928                       10774                       15014
                                                          12496                       11407                       15022
                                                          12073                       10738                       15420
                                                          11861                       10457                       15420
                                                          11780                       10301                       15694
                                                          11802                       10400                       15674
                                                          12406                       11256                       15841
                                                          12915                       11849                       16292
6/03                                                      13018                       12001                       16227
                                                          13087                       12212                       15546
                                                          13231                       12450                       15649
                                                          13186                       12318                       16145
                                                          13613                       13014                       15939
                                                          13708                       13129                       15982
                                                          14305                       13817                       16139
                                                          14386                       14070                       16286
                                                          14507                       14266                       16485
                                                          14370                       14050                       16637
                                                          14117                       13830                       16126
                                                          14235                       14020                       16043
6/04                                                      14470                       14292                       16109
                                                          14134                       13819                       16279
                                                          14217                       13874                       16624
                                                          14196                       14025                       16682
                                                          14211                       14239                       16827
                                                          14476                       14815                       16639
                                                          14841                       15319                       16816
                                                          14696                       14946                       16933
                                                          14888                       15260                       16822
                                                          14576                       14990                       16703
                                                          14543                       14706                       16954
                                                          14929                       15173                       17166
6/05                                                      14940                       15195                       17278
                                                          15341                       15760                       17084
                                                          15428                       15616                       17339
                                                          15493                       15743                       17112
                                                          15324                       15480                       16966
                                                          15776                       16065                       17053
                                                          15914                       16071                       17215
                                                          16229                       16496                       17183
                                                          16200                       16541                       17230
                                                          16266                       16747                       17040
                                                          16419                       16971                       16987
                                                          16088                       16483                       16977
6/06                                                      15937                       16505                       17016
                                                          16003                       16607                       17238
                                                          16386                       17002                       17511
                                                          16680                       17439                       17682
                                                          17103                       18007                       17793
                                                          17508                       18349                       18002
                                                          17618                       18607                       17865
                                                          17793                       18892                       17850
                                                          17683                       18524                       18158
                                                          17827                       18731                       18127
                                                          18387                       19560                       18233
                                                          19007                       20242                       18076
6/07                                                      18912                       19906                       18038

    --- ADVISERS IA               --- S&P 500 INDEX             -- LEHMAN BROTHERS
        $10,000 starting value        $10,000 starting value        GOVERNMENT/
        $18,912 ending value          $19,906 ending value          CREDIT BOND INDEX
                                                                    $10,000 starting value
                                                                    $18,038 ending value

S&P 500 INDEX is a market capitalization weighted price index composed of 500 widely held common stocks.

LEHMAN BROTHERS GOVERNMENT/CREDIT BOND INDEX is an unmanaged, market-value-weighted index of all debt obligations of the U.S. Treasury and U.S. Government agencies (excluding mortgage-backed securities) and of all publicly issued fixed-rate, nonconvertible, investment grade domestic corporate debt.

You cannot invest directly in the index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

AVERAGE ANNUAL RETURNS(2) (as of 6/30/07)

                          YTD*    1 YEAR   5 YEAR   10 YEAR
----------------------------------------------------------------
Advisers IA               7.35%   18.67%    8.44%    6.58%
----------------------------------------------------------------
Advisers IB(3)            7.21%   18.38%    8.17%    6.34%
----------------------------------------------------------------
S&P 500 Index             6.98%   20.60%   10.71%    7.13%
----------------------------------------------------------------
Lehman Brothers
  Government/Credit
  Bond Index              0.97%    6.00%    4.69%    6.08%
----------------------------------------------------------------

* Year to date returns ("YTD") are not annualized.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1) Growth of a $10,000 investment in Class IB shares will vary from the results seen on this page due to differences in the expense charged to this share class.

(2) Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.

(3) Class IB shares commenced on April 1, 1998. Class IB share performance prior to that date reflects Class IA share performance adjusted to reflect the 12b-1 fee of 0.25% applicable to Class IB shares. The performance after such date reflects actual Class IB share performance.

The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund's performance.

PORTFOLIO MANAGERS

STEVEN T. IRONS, CFA   PETER I. HIGGINS, CFA   JOHN C. KEOGH            CHRISTOPHER L. GOOTKIND, CFA
Senior Vice            Vice President          Senior Vice President,   Vice President
President, Partner                             Partner

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

The Class IA shares of Hartford Advisers HLS Fund returned 7.35% for the six-month period ended June 30, 2007, outperforming the S&P 500 Index, which returned 6.98%, and outperforming the Lehman Brothers Government/Credit Bond Index, which returned 0.97% for the same period. The Fund outperformed the 6.29% return of the average fund in the Lipper Mixed-Asset Target Allocation Growth Funds peer group, a group of funds that hold between 60%-80% in equity securities, with the remainder invested in bonds, cash, and cash equivalents.

WHY DID THE FUND PERFORM THIS WAY?

Markets were mixed for the first six months of the year. Equity markets as measured by the S&P 500 Index were up 6.98% but the bond market as measured by the Lehman Brothers Government/Credit Index rose only 0.97%. Robust corporate profitability and strong equity markets buoyed credit returns, in particular the lower quality BBB-rated credit sector.

The Fund has three primary levers to generate investment performance: equity investments, fixed income investments, and asset allocation among stocks, bonds, and cash. During the first half of the year both the equity portion and the fixed income portion of the Fund outperformed their respective benchmarks. Allocation was positive as the Fund's slight overweight (i.e. the Fund's sector position was greater than the benchmark position) to equities helped during the period.

Results in the equity portion of the Fund exceeded the market due to strong relative stock selection and sector allocation. Our strongest performing sectors were Information Technology, Materials, and Consumer Staples. Additionally, the Fund's overweight allocation to strong performing Materials helped relative returns.

Stocks that contributed to both relative (i.e. performance of the Fund as measured against the benchmark) and absolute (i.e. total return) results included First Data (Information Technology), Elan (Health Care), and Companhia Vale do Rio Doce (Materials). Software and Services firm First Data's stock experienced a sharp increase in price after the company agreed to be acquired by private equity investors. We eliminated our position and took profits. Dublin-based biotechnology company Elan's shares gained

--------------------------------------------------------------------------------

on investor optimism for promising drugs, including Bapineuzumab, a new antibody drug for treating Alzheimer's disease. We maintain our position in the holding. Brazilian diversified metals and mining company Companhia Vale do Rio Doce's stock price rose as the company benefited from tight iron ore markets and the successful refinancing of debt associated with the acquisition of Inco. Technology Hardware company Apple was among other top contributors to returns. Apple contributed significantly due to the markets excitement over the new iPhone.

Modestly offsetting these results was weak stock selection primarily in Consumer Discretionary stocks D R Horton and XM Satellite. Among other top detractors was Sanofi-Aventis (Health Care). Shares of homebuilder D R Horton fell as the company felt the pressures of the tighter mortgage lending standards and forecasted a dim outlook for the remainder of 2007. Satellite radio service company XM Satellite's stock tumbled with news and controversy surrounding the proposed merger with Sirius. Shares of French pharmaceutical company Sanofi-Aventis fell after the FDA did not approve their anti-obesity drug Acomplia (rimonabant). Among other top detractors was retailer Circuit City. Its shares declined as the company suffered from operating disappointments and a difficult consumer environment. We maintained our position in all four stocks as of the end of the period.
The fixed income portion of the fund outperformed it's benchmark during the first half of 2007. Contributing positively to relative results was the Fund's defensive duration (i.e. sensitivity to changes in interest rates) positioning as yields rose across the curve, the Fund's allocation to Treasury Inflation Protected Securities (TIPS) which outperformed on higher realized inflation related to the persistence of elevated gasoline prices, and the Fund's security selection within A-rated and BBB-rated credit. Detracting from relative performance was the Fund's out of benchmark allocations to mortgage-backed pass-throughs and commercial mortgage-backed securities (CMBS). The Fund held an allocation to mortgage-backed securities (MBS) and CMBS based on attractive valuations and our view that rates would be range-bound and that low volatility would persist. The spikes in interest rate volatility in February and June, higher absolute yields, increased supply from the refinancing of adjustable rate mortgages (ARMs) (i.e. adjustable rate mortgage), and widening swap spreads all led to negative excess returns for both of these sectors.

WHAT IS THE OUTLOOK?
The equity portion of Hartford Advisers HLS Fund is managed with a large cap, core approach. We apply a bottom-up investment process in constructing a diversified portfolio. We look for companies that exhibit some or all of the following characteristics: industry leadership, strong balance sheets, solid management teams, high return on equity, accelerating earnings, and/or attractive valuation with a catalyst. At the end of the period, the equity portion of the Fund was overweight the Information Technology, Health Care, and Telecommunication Services sectors, and underweight (i.e. the Fund's sector position was less than the benchmark position) the Utilities, Energy and Consumer Staples sectors.

We do not believe that the recent rise in Treasury market yields is indicative of a long-term move to dramatically higher rates. We expect that growth will persist below trend, that inflation will be contained and that the Federal Reserve will remain on hold at 5.25%. We believe that rates will trade within a range and have positioned the Fund with a neutral duration posture. From a sector standpoint, in the fixed income portion of the Fund, we favor spread sectors, in particular MBS and CMBS, over Governments.

The equity and fixed income managers will continue to work collaboratively to make decisions regarding portfolio weights in stocks, bonds, and cash. As of June 30, 2007, the Fund's equity exposure was at 66%, due to our belief that expected returns in equities are better than in bonds or cash.

DIVERSIFICATION BY INDUSTRY
as of June 30, 2007

                                                      PERCENTAGE OF
INDUSTRY                                               NET ASSETS
-------------------------------------------------------------------
Basic Materials                                             2.8%
-------------------------------------------------------------------
Capital Goods                                               0.7
-------------------------------------------------------------------
Consumer Cyclical                                           5.1
-------------------------------------------------------------------
Consumer Staples                                            5.5
-------------------------------------------------------------------
Energy                                                      5.6
-------------------------------------------------------------------
Finance                                                    25.1
-------------------------------------------------------------------
General Obligations                                         0.2
-------------------------------------------------------------------
Health Care                                                 6.5
-------------------------------------------------------------------
Services                                                    6.5
-------------------------------------------------------------------
Technology                                                 21.4
-------------------------------------------------------------------
Transportation                                              0.1
-------------------------------------------------------------------
U.S. Government Agencies                                    3.4
-------------------------------------------------------------------
U.S. Government Securities                                  9.6
-------------------------------------------------------------------
Utilities                                                   1.9
-------------------------------------------------------------------
Short-Term Investments                                     25.4
-------------------------------------------------------------------
Other Assets and Liabilities                              (19.8)
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

COMPOSITION BY SECTOR
as of June 30, 2007

                                                      PERCENTAGE OF
SECTOR                                                 NET ASSETS
-------------------------------------------------------------------
Asset & Commercial Mortgage Backed Securities               3.5%
-------------------------------------------------------------------
Common Stocks                                              65.6
-------------------------------------------------------------------
Corporate Bonds: Investment Grade                          12.0
-------------------------------------------------------------------
Corporate Bonds: Non-Investment Grade                       0.1
-------------------------------------------------------------------
Municipal Bonds                                             0.2
-------------------------------------------------------------------
U.S. Government Agencies                                    3.4
-------------------------------------------------------------------
U.S. Government Securities                                  9.6
-------------------------------------------------------------------
Short-Term Investments                                     25.4
-------------------------------------------------------------------
Other Assets and Liabilities                              (19.8)
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

Hartford Capital Appreciation HLS Fund inception 4/2/1984
(subadvised by Wellington Management Company, LLP)

PERFORMANCE OVERVIEW 6/30/97 - 6/30/07
Growth of a $10,000 investment(1)

(LINE GRAPH)

                                                                  CAPITAL APPRECIATION IA               RUSSELL 3000 INDEX
                                                                  -----------------------               ------------------
6/97                                                                       10000                              10000
                                                                           10828                              10784
                                                                           10699                              10347
                                                                           11410                              10933
                                                                           10727                              10566
                                                                           10642                              10971
                                                                           10679                              11190
                                                                           10583                              11248
                                                                           11584                              12053
                                                                           12041                              12650
                                                                           12254                              12775
                                                                           11715                              12459
6/98                                                                       11941                              12881
                                                                           11643                              12647
                                                                            9325                              10709
                                                                            9875                              11440
                                                                           10840                              12308
                                                                           11516                              13061
                                                                           12332                              13891
                                                                           12868                              14364
                                                                           12300                              13855
                                                                           13251                              14364
                                                                           13876                              15011
                                                                           13680                              14726
6/99                                                                       14440                              15470
                                                                           14286                              15001
                                                                           14112                              14830
                                                                           13634                              14450
                                                                           14552                              15356
                                                                           15333                              15786
                                                                           16951                              16794
                                                                           16608                              16135
                                                                           19171                              16285
                                                                           19636                              17560
                                                                           18605                              16942
                                                                           17989                              16466
6/00                                                                       19110                              16953
                                                                           19140                              16653
                                                                           21075                              17889
                                                                           20310                              17079
                                                                           19729                              16836
                                                                           18093                              15284
                                                                           19193                              15540
                                                                           20339                              16072
                                                                           19424                              14603
                                                                           18371                              13651
                                                                           19794                              14746
                                                                           20065                              14864
6/01                                                                       19478                              14590
                                                                           18759                              14349
                                                                           17821                              13503
                                                                           15770                              12312
                                                                           16227                              12599
                                                                           17397                              13569
                                                                           17862                              13760
                                                                           17384                              13588
                                                                           17015                              13310
                                                                           17668                              13893
                                                                           16716                              13163
                                                                           16654                              13011
6/02                                                                       15178                              12074
                                                                           13957                              11114
                                                                           14283                              11166
                                                                           13205                               9993
                                                                           14188                              10788
                                                                           15284                              11441
                                                                           14343                              10794
                                                                           14052                              10530
                                                                           13898                              10356
                                                                           13738                              10465
                                                                           14769                              11320
                                                                           15940                              12004
6/03                                                                       16361                              12166
                                                                           16660                              12444
                                                                           17285                              12721
                                                                           17219                              12582
                                                                           18570                              13344
                                                                           19036                              13528
                                                                           20421                              14147
                                                                           20757                              14442
                                                                           21515                              14636
                                                                           21528                              14462
                                                                           20714                              14163
                                                                           21155                              14369
6/04                                                                       22052                              14654
                                                                           20951                              14100
                                                                           20635                              14158
                                                                           21373                              14376
                                                                           21865                              14612
                                                                           23459                              15291
                                                                           24375                              15836
                                                                           23792                              15414
                                                                           24690                              15754
                                                                           23731                              15487
                                                                           23003                              15151
                                                                           23680                              15725
6/05                                                                       24132                              15835
                                                                           25409                              16484
                                                                           25645                              16327
                                                                           26604                              16470
                                                                           26114                              16162
                                                                           27561                              16792
                                                                           28165                              16805
                                                                           29707                              17367
                                                                           29397                              17398
                                                                           29897                              17698
                                                                           30763                              17890
                                                                           29554                              17318
6/06                                                                       29210                              17348
                                                                           28976                              17332
                                                                           29697                              17756
                                                                           30123                              18153
                                                                           31479                              18807
                                                                           32441                              19216
                                                                           32844                              19446
                                                                           33185                              19816
                                                                           32669                              19491
                                                                           33276                              19694
                                                                           34392                              20481
                                                                           36324                              21227
6/07                                                                       36607                              20830

    --- CAPITAL APPRECIATION IA                --- RUSSELL 3000 INDEX
        $10,000 starting value                     $10,000 starting value
        $36,607 ending value                       $20,830 ending value

RUSSELL 3000 INDEX is an unmanaged index that measures the performance of the 3,000 largest United States companies based on total market capitalization.

You cannot invest directly in the index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.


AVERAGE ANNUAL RETURNS(2) (as of 6/30/07)

                           YTD*   1 YEAR  5 YEAR  10 YEAR
--------------------------------------------------------------
Capital Appreciation IA   11.46%  25.32%  19.25%   13.86%
--------------------------------------------------------------
Capital Appreciation
  IB(3)                   11.32%  25.01%  18.96%   13.60%
--------------------------------------------------------------
Russell 3000 Index         7.11%  20.07%  11.52%    7.61%
--------------------------------------------------------------

* Year to date returns ("YTD") are not annualized.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1) Growth of a $10,000 investment in Class IB shares will vary from the results seen on this page due to differences in the expense charged to this share class.
(2) Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.
(3) Class IB shares commenced on April 1, 1998. Class IB share performance prior to that date reflects Class IA share performance adjusted to reflect the 12b-1 fee of 0.25% applicable to Class IB shares. The performance after such date reflects actual Class IB share performance.

The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund's performance.

PORTFOLIO MANAGERS

TEAM I                            TEAM II
SAUL J. PANNELL, CFA              MARIO E. ABULARACH, CFA        PETER I. HIGGINS, CFA       JAMES N. MORDY
Senior Vice President, Partner    Vice President, Equity         Vice President              Senior Vice President,
                                  Research Analyst                                           Partner
FRANK D. CATRICKES, CFA                                          JEFFREY L. KRIPKE
Senior Vice President, Partner    NICOLAS M. CHOUMENKOVITCH      Vice President              DAVID W. PALMER, CFA
                                  Vice President                                             Vice President
                                                                 PAUL E. MARRKAND, CFA
                                  DAVID R. FASSNACHT, CFA        Vice President
                                  Senior Vice President,
                                  Partner

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

The Class IA shares of Hartford Capital Appreciation HLS Fund returned 11.46% for the six-month period ended June 30, 2007, outperforming its benchmark, the Russell 3000 Index, which returned 7.11% for the same period. The Fund also outperformed the 8.00% return of the average fund in the Lipper Multi-Cap Core Funds peer group, a group of funds with investment strategies similar to those of the Fund.

WHY DID THE FUND PERFORM THIS WAY?

U.S. equity markets advanced during the period, supported by continued strength in corporate earnings and a solidifying global economy. Mid-cap stocks set the pace for the six months ended June 30, rising 9.9% as measured by the Russell Midcap Index. In a reversal of the last several years' experience, large-cap stocks led small-cap stocks by 0.7%, when measured using the Russell 1000 Index and Russell 2000 Index, respectively. In another change in leadership, growth stocks outpaced their value peers, as the Russell 3000 Growth Index rose 8.22% versus a Russell 3000 Value Index return of 6.01%. Nine of ten sectors within the Russell 3000 rose, led by Materials and Energy. Financials stocks fell during the period.

Stock selection was the primary driver of the Fund's outperformance versus its benchmark. Topping the list were stocks in the Materials sector, with strong relative (i.e. performance of the Fund as measured against the benchmark) and absolute (i.e. total return) contributions from metals stocks Cia Vale do Rio Doce (CVRD), Freeport-McMoRan, and Rio Tinto. CVRD, a diversified Brazilian metals and mining company, benefited from tight iron ore markets and the successful refinancing of debt associated with the acquisition of Inco. Energy sector performance benefited from strong relative and absolute contributions from oil and gas producer XTO Energy and Canadian uranium miner Cameco. In Financials, wealth manager Julius Baer and Brazilian bank Unibanco were additive to absolute and relative returns. Julius Baer benefited from positive cash flows and robust equity

--------------------------------------------------------------------------------

markets. Unibanco continued to rise on solid consumer loan growth and robust asset quality. The Fund also benefited from sector positioning, which is a fall out of the stock selection process, largely due to overweight (i.e. the Fund's sector position was greater than the benchmark position) positions in surging Materials and Energy stocks and an underweight (i.e. the Fund's sector position was less than the benchmark position) allocation to the weak Financials sector. The Fund trailed its benchmark primarily in the Utilities and Consumer Discretionary sectors. Stocks with the largest negative absolute and relative contributions to performance were British Energy, Nortel Networks, Toyota, and Constellation Brands. U.K. utility British Energy saw its shares fall on news of lower prices, higher costs, and falling utilization rates, and we eliminated our position in the stock. Shares of Canadian phone equipment manufacturer Nortel tumbled on news that it would have to delay the filing of its 2006 annual report and restate prior years' financial results. We believe that Nortel's new management team will be successful in achieving significant cost cuts and driving profitability higher. We also expect Nortel to benefit from an improving pricing environment and expected increases in capital expenditures for wireline equipment. Automotive titan Toyota saw its shares fall when the company pre-announced earnings below analysts' expectations. We reduced our position in the company. Shares in wine and spirits producer Constellation Brands ratcheted lower when the company guided 2008 earnings expectations down. We exited our position in the stock.
WHAT IS THE OUTLOOK?

We continue to focus our efforts on picking stocks one-at-a-time based on detailed fundamental research. These bottom-up investment decisions have resulted in a sizeable absolute weight in the Information Technology sector. Top positions include internet search giant Google, communications equipment companies Nortel and Cisco, and enterprise software firm Oracle. Energy is now the second largest sector in the Fund, followed by Financials, Materials, and Industrials. We have lower exposure to the Utilities and Telecommunication Services sectors. Relative to the benchmark, our largest exposures are Materials, Energy, and Information Technology, while our greatest underweights are in the Financials, Health Care, and Consumer Staples sectors.

DIVERSIFICATION BY COUNTRY
as of June 30, 2007

                                                      PERCENTAGE OF
COUNTRY                                                NET ASSETS
-------------------------------------------------------------------
Austria                                                     0.6%
-------------------------------------------------------------------
Brazil                                                      4.2
-------------------------------------------------------------------
Canada                                                      6.1
-------------------------------------------------------------------
China                                                       0.8
-------------------------------------------------------------------
Finland                                                     0.1
-------------------------------------------------------------------
France                                                      1.6
-------------------------------------------------------------------
Germany                                                     0.8
-------------------------------------------------------------------
Hong Kong                                                   0.4
-------------------------------------------------------------------
India                                                       0.4
-------------------------------------------------------------------
Ireland                                                     0.1
-------------------------------------------------------------------
Israel                                                      0.9
-------------------------------------------------------------------
Italy                                                       0.5
-------------------------------------------------------------------
Japan                                                       3.2
-------------------------------------------------------------------
Luxembourg                                                  0.2
-------------------------------------------------------------------
Netherlands                                                 0.1
-------------------------------------------------------------------
Norway                                                      0.1
-------------------------------------------------------------------
Russia                                                      1.3
-------------------------------------------------------------------
South Africa                                                0.8
-------------------------------------------------------------------
South Korea                                                 0.5
-------------------------------------------------------------------
Sweden                                                      0.5
-------------------------------------------------------------------
Switzerland                                                 3.1
-------------------------------------------------------------------
Taiwan                                                      0.8
-------------------------------------------------------------------
Turkey                                                      1.4
-------------------------------------------------------------------
United Kingdom                                              5.5
-------------------------------------------------------------------
United States                                              65.1
-------------------------------------------------------------------
Short-Term Investments                                     13.2
-------------------------------------------------------------------
Other Assets and Liabilities                              (12.3)
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

DIVERSIFICATION BY INDUSTRY
as of June 30, 2007

                                                      PERCENTAGE OF
INDUSTRY                                               NET ASSETS
-------------------------------------------------------------------
Basic Materials                                            14.9%
-------------------------------------------------------------------
Capital Goods                                               6.9
-------------------------------------------------------------------
Consumer Cyclical                                           8.3
-------------------------------------------------------------------
Consumer Staples                                            2.8
-------------------------------------------------------------------
Energy                                                     12.0
-------------------------------------------------------------------
Finance                                                    15.9
-------------------------------------------------------------------
Health Care                                                 6.7
-------------------------------------------------------------------
Services                                                    2.7
-------------------------------------------------------------------
Technology                                                 26.8
-------------------------------------------------------------------
Transportation                                              0.8
-------------------------------------------------------------------
Utilities                                                   1.3
-------------------------------------------------------------------
Short-Term Investments                                     13.2
-------------------------------------------------------------------
Other Assets and Liabilities                              (12.3)
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

Hartford Disciplined Equity HLS Fund inception 5/29/1998
(subadvised by Wellington Management Company, LLP)

PERFORMANCE OVERVIEW 5/29/98 - 6/30/07
Growth of a $10,000 investment(1)

(LINE GRAPH)

                                                                   DISCIPLINED EQUITY IA                  S&P 500 INDEX
                                                                   ---------------------                  -------------
5/98                                                                       10000                              10000
                                                                           10406                              10406
                                                                           10407                              10295
                                                                            9003                               8807
                                                                            9619                               9371
                                                                           10516                              10133
                                                                           11109                              10747
                                                                           11905                              11366
                                                                           12305                              11841
                                                                           11852                              11473
                                                                           12415                              11932
                                                                           12802                              12394
                                                                           12558                              12102
6/99                                                                       13373                              12774
                                                                           13112                              12375
                                                                           12929                              12313
                                                                           12540                              11976
                                                                           13100                              12733
                                                                           13461                              12992
                                                                           14503                              13757
                                                                           13701                              13066
                                                                           13672                              12819
                                                                           15171                              14072
                                                                           14555                              13649
                                                                           14203                              13369
6/00                                                                       14747                              13699
                                                                           14646                              13485
                                                                           15646                              14322
                                                                           14717                              13566
                                                                           14645                              13508
                                                                           13472                              12444
                                                                           13684                              12505
                                                                           14370                              12949
                                                                           13209                              11769
                                                                           12481                              11023
                                                                           13512                              11879
                                                                           13631                              11958
6/01                                                                       13352                              11668
                                                                           13066                              11553
                                                                           12303                              10830
                                                                           11282                               9956
                                                                           11641                              10146
                                                                           12478                              10925
                                                                           12587                              11021
                                                                           12301                              10860
                                                                           11946                              10651
                                                                           12391                              11051
                                                                           11543                              10381
                                                                           11432                              10305
6/02                                                                       10482                               9572
                                                                            9752                               8826
                                                                            9821                               8883
                                                                            8754                               7919
                                                                            9545                               8615
                                                                           10049                               9121
                                                                            9484                               8586
                                                                            9178                               8362
                                                                            9043                               8236
                                                                            9091                               8316
                                                                            9803                               9000
                                                                           10333                               9474
6/03                                                                       10431                               9595
                                                                           10581                               9764
                                                                           10813                               9954
                                                                           10815                               9849
                                                                           11447                              10405
                                                                           11619                              10497
                                                                           12217                              11047
                                                                           12415                              11250
                                                                           12556                              11406
                                                                           12368                              11234
                                                                           12206                              11058
                                                                           12200                              11209
6/04                                                                       12483                              11427
                                                                           11980                              11049
                                                                           11986                              11093
                                                                           12119                              11214
                                                                           12202                              11385
                                                                           12726                              11845
                                                                           13245                              12248
                                                                           12999                              11950
                                                                           13263                              12201
                                                                           13012                              11985
                                                                           12784                              11758
                                                                           13247                              12132
6/05                                                                       13400                              12149
                                                                           13890                              12601
                                                                           13859                              12486
                                                                           14001                              12587
                                                                           13618                              12377
                                                                           14138                              12845
                                                                           14116                              12849
                                                                           14467                              13189
                                                                           14458                              13225
                                                                           14605                              13390
                                                                           14758                              13569
                                                                           14351                              13179
6/06                                                                       14365                              13197
                                                                           14387                              13278
                                                                           14704                              13594
                                                                           15002                              13944
                                                                           15363                              14398
                                                                           15631                              14671
                                                                           15874                              14877
                                                                           16118                              15105
                                                                           15685                              14811
                                                                           16126                              14976
                                                                           16845                              15639
                                                                           17610                              16184
6/07                                                                       17259                              15916

    --- DISCIPLINED EQUITY IA                  --- S&P 500 INDEX
        $10,000 starting value                     $10,000 starting value
        $17,259 ending value                       $15,916 ending value

S&P 500 INDEX is a market capitalization weighted price index composed of 500 widely held common stocks.

You cannot invest directly in the index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.


AVERAGE ANNUAL RETURNS(2) (as of 6/30/07)

                                                   SINCE
                       YTD*    1 YEAR   5 YEAR   INCEPTION
---------------------------------------------------------------
Disciplined Equity IA  8.73%   20.15%   10.49%     6.19%
---------------------------------------------------------------
Disciplined Equity IB  8.59%   19.85%   10.21%     5.94%
---------------------------------------------------------------
S&P 500 Index          6.98%   20.60%   10.71%     5.24%**
---------------------------------------------------------------

 * Year to date returns ("YTD") are not annualized.
** Return is from 05/31/98.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1) Growth of a $10,000 investment in Class IB shares will vary from the results seen on this page due to differences in the expense charged to this share class.

(2) Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.

The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund's performance.

PORTFOLIO MANAGERS

JAMES A. RULLO, CFA                                             MAMMEN CHALLY, CFA
Senior Vice President, Partner                                  Vice President

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

The Class IA shares of Hartford Disciplined Equity HLS Fund returned 8.73% for the six-month period ended June 30, 2007, outperforming its benchmark, the S&P 500 Index, which returned 6.98% for the same period. The Fund outperformed the 7.21% return of the average fund in the Lipper Large Cap Core Funds peer group, a group of funds with investment strategies similar to those of the Fund.

WHY DID THE FUND PERFORM THIS WAY?

U.S. equity markets advanced during the period, supported by continued strength in corporate earnings and a solidifying global economy. U.S. mid cap equities (+9.9%) outpaced small (+6.5%) and large cap (+7.0%) stocks as measured by the Russell Mid Cap Index, Russell 2000 Index and S&P 500 Index, respectively. U.S. growth stocks outpaced their value peers, as the Russell 3000 Growth Index returned (+8.2%) versus the Russell 3000 Value Index return of (+6.0%). Within this index, Energy (+17.1%), Materials (+15.8%), and Telecommunication Services (+15.5%) led performance while Financials (-0.8%) and Consumer Discretionary (+2.9%) lagged the broader market.

The Fund outperformed relative (i.e. performance of the Fund as measured against the benchmark) to the S&P 500 Index primarily due to strong security selection, while sector allocation decisions had a modest negative impact on returns. Strong selection within the Health Care, Information Technology, and Materials sectors more than offset weaker selection within the Industrials and Energy sectors.

Top relative contributors during the period included MEMC Electronic Materials (Semiconductors & Semiconductor Equipment), Apple (Technology Hardware & Equipment), and Whirlpool (Consumer Durables & Apparel). MEMC, a company that produces wafers for the semiconductor industry and silicon products for solar panels, saw its stock soar during the period. The company is benefiting from the current shortage in the polysilicon market and strong growth in solar demand which are translating into elevated polysilicon prices and record margins. Apple shares gained as the company reported better margins on strong sales of Macs and iPods. Shares continued to rise as investors re-evaluated the potential for the iPhone to change the fortunes of the company. Global appliance manufacturer, Whirlpool, in a rather weak environment, reported better-than-expected performance in its North American operations. Its integration of Maytag is also progressing well. AT&T also contributed to strong absolute (i.e. total return) performance.

Securities detracting the most from relative returns were Bank of America (Diversified Financials), Citigroup (Diversified Financials), and Forest Labs (Pharmaceuticals). Shares of Bank of America and Citigroup declined as sub-prime market woes weighed heavily on lenders. Bank of America's low risk profile, cheap valuation and ability to grow earnings in a tough environment makes this an attractive holding. Pharmaceutical company Forest Laboratories

--------------------------------------------------------------------------------

reported disappointing Phase III results for its stroke drug, Desmoteplase. The company needs to increase its drug pipeline in preparation for key patent expirations. We continued to hold these positions as of the end of the period. In addition, Technology holding Motorola detracted from absolute performance. Shares of the mobile phone manufacturer declined as the company reported disappointing revenues and margins. We eliminated our position in the stock.


WHAT IS THE OUTLOOK?

The economy is behaving according to expectations, and we still anticipate 3-4% global and 2-3% domestic GDP growth. Economic strength is sufficient to support global corporate profit growth, although we expect a deceleration to the single digits. While commodity inflation is real and sustainable, overall inflation should remain in the 2-3% range. The market seems overly obsessed with capital market blow-ups, such as the sub-prime sector. As the market begins to demand greater returns for risk, these events will rotate through one sub-sector at a time. However, we do not expect any specific event to derail global growth. At the end of the period, the Fund's largest overweight (i.e. the Fund's sector position was greater than the benchmark position) allocations relative to the benchmark were to the Health Care, Energy, and Utilities sectors, while we were most underweight (i.e. the Fund's sector position was less than the benchmark position) the Industrials, Materials, and Information Technology sectors.

DIVERSIFICATION BY INDUSTRY
as of June 30, 2007

                                                      PERCENTAGE OF
INDUSTRY                                               NET ASSETS
-------------------------------------------------------------------
Basic Materials                                             3.1%
-------------------------------------------------------------------
Capital Goods                                               5.5
-------------------------------------------------------------------
Consumer Cyclical                                           7.7
-------------------------------------------------------------------
Consumer Staples                                            2.1
-------------------------------------------------------------------
Energy                                                     12.3
-------------------------------------------------------------------
Finance                                                    27.1
-------------------------------------------------------------------
Health Care                                                14.0
-------------------------------------------------------------------
Services                                                    5.2
-------------------------------------------------------------------
Technology                                                 17.2
-------------------------------------------------------------------
Transportation                                              0.2
-------------------------------------------------------------------
Utilities                                                   3.7
-------------------------------------------------------------------
Short-Term Investments                                      9.7
-------------------------------------------------------------------
Other Assets and Liabilities                               (7.8)
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

Hartford Dividend and Growth HLS Fund inception 3/9/1994
(subadvised by Wellington Management Company, LLP)

PERFORMANCE OVERVIEW 6/30/97 - 6/30/07
Growth of a $10,000 investment(1)

(LINE GRAPH)

                                                 DIVIDEND AND GROWTH IA           S&P 500 INDEX         RUSSELL 1000 VALUE INDEX
                                                 ----------------------           -------------         ------------------------
6/97                                                      10000                       10000                       10000
                                                          10595                       10795                       10752
                                                          10095                       10191                       10369
                                                          10705                       10749                       10996
                                                          10389                       10390                       10689
                                                          10823                       10871                       11161
                                                          11033                       11057                       11487
                                                          11193                       11179                       11325
                                                          11690                       11985                       12087
                                                          12327                       12599                       12826
                                                          12269                       12725                       12912
                                                          12238                       12507                       12721
6/98                                                      12238                       13014                       12884
                                                          12154                       12876                       12656
                                                          10614                       11014                       10773
                                                          11321                       11720                       11391
                                                          12110                       12673                       12273
                                                          12476                       13441                       12845
                                                          12844                       14215                       13282
                                                          12735                       14809                       13389
                                                          12550                       14349                       13200
                                                          12872                       14923                       13473
                                                          13662                       15501                       14731
                                                          13316                       15135                       14569
6/99                                                      13772                       15975                       14992
                                                          13340                       15476                       14553
                                                          12995                       15399                       14013
                                                          12662                       14977                       13523
                                                          13406                       15925                       14302
                                                          13341                       16248                       14190
                                                          13526                       17205                       14258
                                                          12983                       16341                       13793
                                                          12268                       16032                       12768
                                                          13624                       17599                       14326
                                                          13460                       17070                       14160
                                                          13745                       16720                       14309
6/00                                                      13322                       17132                       13655
                                                          13321                       16864                       13826
                                                          14095                       17911                       14595
                                                          14227                       16966                       14729
                                                          14525                       16894                       15091
                                                          14234                       15563                       14531
                                                          15008                       15639                       15259
                                                          14794                       16194                       15317
                                                          14648                       14718                       14891
                                                          14183                       13786                       14365
                                                          14912                       14856                       15070
                                                          15180                       14956                       15408
6/01                                                      14796                       14592                       15066
                                                          14906                       14448                       15034
                                                          14421                       13545                       14432
                                                          13480                       12452                       13416
                                                          13487                       12689                       13301
                                                          14238                       13663                       14074
                                                          14402                       13783                       14406
                                                          14436                       13582                       14295
                                                          14673                       13320                       14318
                                                          15082                       13821                       14995
                                                          14449                       12983                       14481
                                                          14586                       12888                       14553
6/02                                                      13808                       11970                       13718
                                                          12698                       11038                       12443
                                                          12611                       11110                       12537
                                                          11220                        9903                       11143
                                                          12072                       10774                       11968
                                                          12904                       11407                       12722
                                                          12353                       10737                       12169
                                                          11934                       10457                       11875
                                                          11689                       10300                       11558
                                                          11669                       10400                       11577
                                                          12542                       11256                       12597
                                                          13350                       11849                       13410
6/03                                                      13471                       12000                       13577
                                                          13606                       12212                       13780
                                                          13909                       12450                       13994
                                                          13749                       12318                       13858
                                                          14405                       13014                       14706
                                                          14676                       13128                       14905
                                                          15663                       13816                       15824
                                                          15711                       14070                       16102
                                                          16009                       14265                       16447
                                                          15808                       14050                       16303
                                                          15662                       13830                       15905
                                                          15677                       14019                       16067
6/04                                                      16086                       14292                       16447
                                                          15732                       13819                       16215
                                                          15858                       13874                       16446
                                                          16137                       14025                       16701
                                                          16317                       14239                       16978
                                                          17009                       14815                       17837
                                                          17609                       15319                       18434
                                                          17182                       14945                       18107
                                                          17802                       15260                       18707
                                                          17452                       14990                       18450
                                                          17088                       14706                       18120
                                                          17390                       15173                       18556
6/05                                                      17479                       15195                       18759
                                                          18101                       15760                       19302
                                                          18106                       15616                       19218
                                                          18437                       15742                       19488
                                                          18010                       15480                       18993
                                                          18567                       16065                       19617
                                                          18659                       16070                       19734
                                                          19328                       16496                       20501
                                                          19230                       16540                       20626
                                                          19544                       16746                       20905
                                                          20064                       16971                       21437
                                                          19632                       16483                       20895
6/06                                                      19667                       16505                       21029
                                                          20029                       16607                       21540
                                                          20403                       17001                       21900
                                                          20781                       17439                       22337
                                                          21497                       18007                       23068
                                                          22008                       18349                       23595
                                                          22458                       18606                       24124
                                                          22701                       18892                       24433
                                                          22349                       18524                       24052
                                                          22731                       18730                       24424
                                                          23780                       19560                       25326
                                                          24726                       20242                       26240
6/07                                                      24503                       19905                       25627

    --- DIVIDEND AND GROWTH IA  -- RUSSELL 1000 VALUE INDEX   --- S&P 500 INDEX
        $10,000 starting value      $10,000 starting value        $10,000 starting value
        $24,503 ending value        $25,627 ending value          $19,905 ending value

S&P 500 INDEX is a market capitalization weighted price index composed of 500 widely held common stocks.

RUSSELL 1000 VALUE INDEX is an unmanaged index measuring the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values.

You cannot invest directly in an index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.


AVERAGE ANNUAL RETURNS(2) (as of 6/30/07)

                          YTD*    1 YEAR   5 YEAR   10 YEAR
----------------------------------------------------------------
Dividend and Growth IA    9.11%   24.59%   12.16%    9.38%
----------------------------------------------------------------
Dividend and Growth
  IB(3)                   8.97%   24.28%   11.88%    9.13%
----------------------------------------------------------------
Russell 1000 Value Index  6.23%   21.87%   13.31%    9.87%
----------------------------------------------------------------
S&P 500 Index             6.98%   20.60%   10.71%    7.13%
----------------------------------------------------------------

* Year to date returns ("YTD") are not annualized.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1) Growth of a $10,000 investment in Class IB shares will vary from the results seen on this page due to differences in the expense charged to this share class.

(2) Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.

(3) Class IB shares commenced on April 1, 1998. Class IB share performance prior to that date reflects Class IA share performance adjusted to reflect the 12b-1 fee of 0.25% applicable to Class IB shares. The performance after such date reflects actual Class IB share performance.

The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund's performance.

PORTFOLIO MANAGER

EDWARD P. BOUSA, CFA
Senior Vice President, Partner
--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

The Class IA shares of Hartford Dividend and Growth HLS Fund returned 9.11% for the six-month period ended June 30, 2007. The Fund outperformed its benchmark, the S&P 500 Index, which returned 6.98% over the same period and the Lipper Equity Income Average, a group of funds with investment strategies similar to those of the Fund, which returned 7.34%.

WHY DID THE FUND PERFORM THIS WAY?

During the period, U.S. equities posted strong returns supporting the Fund's positive absolute (i.e. total return) returns. Nine out of the ten broad industry sectors of the Fund's S&P 500 Index benchmark posted strong positive returns. Energy (+17%), Materials (+16%) and Telecommunication Services (+15%) were the top performers while Financials (-1%), was the only negative performing sector.

The Fund's outperformance relative (i.e. performance of the Fund as measured against the benchmark) to the S&P 500 Index was attributable to a combination of strong stock selection and sector allocation. Stock selection was strongest within Health Care, Consumer Staples and Materials. Additionally, the Fund's overweight (i.e. the Fund's sector position was greater than the benchmark position) positions in Energy and Materials and underweight (i.e. the Fund's sector position was less than the benchmark position) position in Financials were additive to performance.

The top three relative contributors to performance during the period were Schering-Plough (Health Care), EnCana (Energy) and Alcoa (Materials). In addition, AT&T (Telecommunication Services) was the largest contributor on an absolute basis. Schering-Plough's shares benefited from investor recognition of their high value cholesterol franchise and from the company's announcement that their much anticipated thrombin receptor antagonist (TRA) would be moving into Phase 3 trials as a treatment for Acute Coronary Syndrome. EnCana's shares benefited from stronger than expected natural gas prices and record crack spreads "(i.e. the spread, or margin, that a refinery can earn by cracking a barrel of oil into refined products.)" Alcoa's share price moved substantially higher following the company's hostile takeover bid for Alcan. AT&T's shares continue to benefit from cost synergies following their merger with BellSouth and also from firmer pricing. All four stocks were held in the Fund at the end of the period.

The largest detractors from relative returns included Financials stocks MBIA and Bank of America and Health Care stock Sanofi-Aventis. The financial sector has underperformed due to continued pricing pressures in the banking industry as well as emerging credit

--------------------------------------------------------------------------------

issues, particularly sub-prime mortgages. We have tried to position the Fund in names with limited exposure to sub-prime loans, and also have more diversified revenue streams to offset the competitive pressures in the industry, such as Bank of America. Drug maker Sanofi-Aventis' shares struggled in anticipation of the U.S. FDA's rejection of its weight loss drug Accomplia. We held our positions in these stocks at the end of the period. Not owning Apple (Information Technology), whose stock reacted strongly in anticipation of the iPhone, was also a significant detractor.

WHAT IS THE OUTLOOK?

Our discipline is focused on identifying industries where supply/demand remains favorable. We remain overweight Energy, as global demand remains strong and supply is constrained on a slowdown in spending as well as Iran-related issues. Also, we continue to see favorable supply/demand characteristics in the agriculture markets. Given the continued weakness in the housing sector, we have increased focus on some of the out-of-favor names but have not acted as yet.

Based on these views and our bottom-up stock selection, relative to the S&P 500 Index, at the end of the period, the Fund was overweight Energy, Materials, Consumer Staples, Utilities, Telecommunication Services, and Industrials and underweight Information Technology, Financials, Consumer Discretionary, and Health Care.

DIVERSIFICATION BY INDUSTRY
as of June 30, 2007

                                                      PERCENTAGE OF
INDUSTRY                                               NET ASSETS
-------------------------------------------------------------------
Basic Materials                                             7.5%
-------------------------------------------------------------------
Capital Goods                                               4.5
-------------------------------------------------------------------
Consumer Cyclical                                           8.5
-------------------------------------------------------------------
Consumer Staples                                            6.7
-------------------------------------------------------------------
Energy                                                     17.3
-------------------------------------------------------------------
Finance                                                    16.0
-------------------------------------------------------------------
Health Care                                                 9.7
-------------------------------------------------------------------
Services                                                    7.5
-------------------------------------------------------------------
Technology                                                 15.4
-------------------------------------------------------------------
Transportation                                              0.6
-------------------------------------------------------------------
Utilities                                                   5.2
-------------------------------------------------------------------
Short-Term Investments                                     10.1
-------------------------------------------------------------------
Other Assets and Liabilities                               (9.0)
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

Hartford Equity Income HLS Fund inception 10/31/2003
(subadvised by Wellington Management Company, LLP)

PERFORMANCE OVERVIEW 10/31/03 - 6/30/07
Growth of a $10,000 investment(1)

(LINE GRAPH)

                                                                      EQUITY INCOME IA               RUSSELL 1000 VALUE INDEX
                                                                      ----------------               ------------------------
10/03                                                                      10000                              10000
                                                                           10070                              10136
                                                                           10765                              10760
                                                                           10695                              10950
                                                                           10900                              11184
                                                                           10801                              11086
                                                                           10603                              10815
                                                                           10644                              10926
6/04                                                                       10805                              11184
                                                                           10577                              11026
                                                                           10788                              11183
                                                                           10917                              11357
                                                                           11009                              11545
                                                                           11439                              12129
                                                                           11780                              12535
                                                                           11604                              12313
                                                                           12037                              12721
                                                                           11746                              12546
                                                                           11704                              12322
                                                                           11764                              12618
6/05                                                                       11831                              12756
                                                                           12167                              13125
                                                                           12131                              13068
                                                                           12320                              13252
                                                                           12069                              12915
                                                                           12327                              13340
                                                                           12347                              13419
                                                                           12681                              13941
                                                                           12895                              14026
                                                                           12908                              14216
                                                                           13403                              14577
                                                                           13118                              14209
6/06                                                                       13212                              14300
                                                                           13570                              14647
                                                                           13776                              14892
                                                                           13976                              15189
                                                                           14336                              15686
                                                                           14526                              16044
                                                                           14915                              16405
                                                                           15058                              16614
                                                                           14922                              16355
                                                                           15241                              16608
                                                                           15787                              17222
                                                                           16237                              17843
6/07                                                                       15923                              17426

    --- EQUITY INCOME IA                       --- RUSSELL 1000 VALUE INDEX
        $10,000 starting value                     $10,000 starting value
        $15,923 ending value                       $17,426 ending value

RUSSELL 1000 VALUE INDEX is an unmanaged index measuring the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values.

You cannot invest directly in the index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

AVERAGE ANNUAL RETURNS (as of 6/30/07)

                                             SINCE
                          YTD*    1 YEAR   INCEPTION
---------------------------------------------------------
Equity Income IA          6.76%   20.52%    13.53%
---------------------------------------------------------
Equity Income IB          6.63%   20.22%    13.25%
---------------------------------------------------------
Russell 1000 Value Index  6.23%   21.87%    16.36%
---------------------------------------------------------

* Year to date returns ("YTD") are not annualized.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1) Growth of a $10,000 investment in Class IB shares will vary from the results seen on this page due to differences in the expense charged to this share class.

The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund's performance.

PORTFOLIO MANAGER

JOHN R. RYAN, CFA
Senior Vice President, Partner
--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

For the six-month period ending June 30, 2007, Class IA shares of Hartford Equity Income HLS Fund returned 6.76%, outperforming the Russell 1000 Value Index return of 6.23% and trailing the Lipper Equity Income peer group average return of 7.34%, a group of funds with investment strategies similar to those of the Fund.

WHY DID THE FUND PERFORM THIS WAY?

During the period, U.S. equities posted strong returns supporting the Fund's positive absolute (i.e. total return) return. Within the Fund's Russell 1000 Value Index benchmark, nine out of ten sectors posted positive returns. Materials, Telecommunication Services and Energy posted the largest returns, while Financials lagged. Mid cap stocks outperformed both large and small cap stocks. The Russell 2000 Index, a small-cap index, returned 6.45%, compared to the S&P 500 Index, a large-cap index, return of 6.98% and the S&P 400 MidCap Index return of 11.98%.

While the Fund's investment strategy is based on bottom-up fundamental research, the primary drivers of the Fund's outperformance relative (i.e. performance of the Fund as measured against the benchmark) to the benchmark were the Fund's overweight (i.e. the Fund's sector position was greater than the benchmark position) positions in Materials, Industrials and Utilities and an underweight (i.e. the Fund's sector position was less than the benchmark position) in Financials. Stock selection was strongest within Health Care and Information Technology but was offset by weaker stock selection within Financials, Materials and Utilities. The top three relative contributors were ConocoPhillips and Chevron (Energy) and American Standard (Industrials). In addition, AT&T (Telecommunication Services) was the top performing stock on an absolute basis.

ConocoPhillips' and Chevron's shares benefited from the recent rally in crude oil prices as well as the widening in U.S. refining margins. American Standard's shares benefited from their proposed restructuring plans as well as continued strong demand in their core businesses. AT&T's shares continue to benefit from cost synergies following their merger with BellSouth and also from firmer pricing. We held our positions in these stocks at the end of the period.

Key detractors on both an absolute and a relative basis were Financials stocks PNC, Bank of America and Citigroup. In addition, not owning Valero Energy, a strong performer during the period, also detracted from performance. The Financial sector has underperformed due to continued pricing pressures in the banking industry as well as emerging credit issues, particularly sub-prime mortgages. We have tried to position the Fund in names with limited exposure to sub-prime loans, and also have more diversified revenue streams to offset the competitive pressures in the industry, such as Citigroup, Bank of America and PNC. We held our positions in these stocks at the end of the period.

--------------------------------------------------------------------------------

WHAT IS THE OUTLOOK?

The economy is behaving according to consensus. Domestic GDP growth has decelerated, while growth has remained strong outside the U.S. We are not changing our outlook for 3-4% global and 2-3% domestic GDP growth. We believe there is adequate global economic strength to support growth in global corporate profits, although we expect a deceleration to the single digit range. While commodity inflation is real and sustainable, overall inflation should remain in the 2-3% range. The market seems overly obsessed with the evolving capital market blow-ups, such as the sub-prime sector. As the markets begin to demand greater returns for risk, these events should continue to rotate through the system one sub-sector at a time. However, we do not expect these sub-sector problems to derail global growth.
At the end of the period, relative to the Russell 1000 Value Index, the Fund was most overweight Utilities, Consumer Staples, Materials and Industrials and most underweight Consumer Discretionary and Financials.

DIVERSIFICATION BY INDUSTRY
as of June 30, 2007

                                                      PERCENTAGE OF
INDUSTRY                                               NET ASSETS
-------------------------------------------------------------------
Basic Materials                                             7.7%
-------------------------------------------------------------------
Capital Goods                                               7.1
-------------------------------------------------------------------
Consumer Cyclical                                           2.5
-------------------------------------------------------------------
Consumer Staples                                            7.0
-------------------------------------------------------------------
Energy                                                     14.7
-------------------------------------------------------------------
Finance                                                    27.3
-------------------------------------------------------------------
Health Care                                                 8.2
-------------------------------------------------------------------
Services                                                    1.5
-------------------------------------------------------------------
Technology                                                 14.2
-------------------------------------------------------------------
Utilities                                                   9.4
-------------------------------------------------------------------
Short-Term Investments                                      4.4
-------------------------------------------------------------------
Other Assets and Liabilities                               (4.0)
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

Hartford Fundamental Growth HLS Fund inception 4/30/2001
(Prior to July 27, 2007, the Fund was known as Hartford Focus HLS Fund.) (subadvised by Wellington Management Company, LLP)

PERFORMANCE OVERVIEW 4/30/01 - 6/30/07
Growth of a $10,000 investment(1)

(LINE GRAPH)

                                                  FUNDAMENTAL GROWTH IA           S&P 500 INDEX         RUSSELL 1000 GROWTH INDEX
                                                  ---------------------           -------------         -------------------------
4/01                                                      10000                       10000                       10000
                                                          10111                       10067                        9853
6/01                                                       9963                        9822                        9625
                                                           9783                        9726                        9384
                                                           9572                        9117                        8617
                                                           8758                        8381                        7756
                                                           9111                        8542                        8163
                                                           9948                        9197                        8948
                                                          10394                        9278                        8931
                                                          10062                        9142                        8773
                                                           9957                        8966                        8409
                                                          10201                        9303                        8700
                                                           9261                        8739                        7990
                                                           9015                        8675                        7796
6/02                                                       8281                        8058                        7075
                                                           7867                        7430                        6686
                                                           7849                        7478                        6706
                                                           6948                        6666                        6011
                                                           7638                        7252                        6562
                                                           8399                        7678                        6918
                                                           7838                        7228                        6441
                                                           7674                        7039                        6284
                                                           7467                        6933                        6255
                                                           7502                        7001                        6372
                                                           8039                        7577                        6843
                                                           8520                        7976                        7184
6/03                                                       8594                        8078                        7283
                                                           8945                        8220                        7465
                                                           9019                        8380                        7650
                                                           8824                        8291                        7568
                                                           9399                        8760                        7993
                                                           9480                        8837                        8077
                                                          10061                        9300                        8356
                                                          10126                        9471                        8527
                                                          10153                        9602                        8581
                                                           9923                        9457                        8422
                                                           9723                        9309                        8324
                                                           9847                        9437                        8479
6/04                                                      10132                        9620                        8585
                                                           9907                        9302                        8100
                                                           9882                        9339                        8060
                                                           9850                        9440                        8137
                                                           9687                        9584                        8264
                                                          10095                        9972                        8548
                                                          10379                       10311                        8883
                                                          10142                       10060                        8587
                                                          10353                       10271                        8678
                                                           9987                       10090                        8520
                                                           9955                        9898                        8358
                                                          10361                       10213                        8762
6/05                                                      10341                       10228                        8730
                                                          10875                       10608                        9156
                                                          10863                       10511                        9039
                                                          11019                       10596                        9080
                                                          10917                       10420                        8992
                                                          11345                       10813                        9380
                                                          11404                       10817                        9350
                                                          11628                       11103                        9515
                                                          11516                       11134                        9500
                                                          11604                       11272                        9640
                                                          11759                       11423                        9627
                                                          11429                       11095                        9300
6/06                                                      11129                       11110                        9264
                                                          10951                       11178                        9087
                                                          11312                       11444                        9371
                                                          11567                       11738                        9628
                                                          11874                       12121                        9967
                                                          12348                       12351                       10164
                                                          12513                       12524                       10199
                                                          12698                       12716                       10461
                                                          12482                       12468                       10264
                                                          12483                       12608                       10320
                                                          12997                       13166                       10806
                                                          13636                       13625                       11195
6/07                                                      13753                       13399                       11028

    --- FUNDAMENTAL GROWTH IA   -- RUSSELL 1000 GROWTH INDEX  --- S&P 500 INDEX
        $10,000 starting value      $10,000 starting value        $10,000 starting value
        $13,753 ending value        $11,028 ending value          $13,399 ending value

S&P 500 INDEX is a market capitalization weighted price index composed of 500 widely held common stocks.

RUSSELL 1000 GROWTH INDEX is an unmanaged index which measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. (The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which measures the performance of the 3,000 largest United States companies based on total market capitalization.)

You cannot invest directly in the index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

AVERAGE ANNUAL RETURNS(2) (as of 6/30/07)

                                                       SINCE
                           YTD*    1 YEAR   5 YEAR   INCEPTION
-------------------------------------------------------------------
Fundamental Growth IA      9.91%   23.58%   10.68%     5.30%
-------------------------------------------------------------------
Fundamental Growth IB      9.77%   23.27%   10.40%     5.05%
-------------------------------------------------------------------
Russell 1000 Growth Index  8.13%   19.04%    9.28%     1.60%
-------------------------------------------------------------------
S&P 500 Index              6.98%   20.60%   10.71%     4.86%
-------------------------------------------------------------------

* Year to date returns ("YTD") are not annualized.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1) Growth of a $10,000 investment in Class IB shares will vary from the results seen on this page due to differences in the expense charged to this share class.

(2) Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.

The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund's performance.

PORTFOLIO MANAGERS

FRANCIS J. BOGGAN, CFA
Senior Vice President, Partner

--------------------------------------------------------------------------------

Note that effective April 1, 2007, Steven T. Irons and Peter I. Higgins were no longer responsible for portfolio management and Francis J. Boggan assumed portfolio management responsibility. Concurrent with this change, the Fund's positioning moved from Large Cap Core to Large Cap Growth and the benchmark changed from the S&P 500 Index to the Russell 1000 Growth Index.

HOW DID THE FUND PERFORM?

The Class IA shares of Hartford Fundamental Growth HLS Fund returned 9.91% for the six-month period ended June 30, 2007, versus the returns of 6.98% for the S&P 500 Index and 8.13% for the Russell 1000 Growth Index. The Fund outperformed the 7.43% return of the average fund in the Lipper Large-Cap Growth Funds peer group, a group of funds with investment strategies similar to those of the Fund.

WHY DID THE FUND PERFORM THIS WAY?

U.S. equity markets advanced during the period, supported by continued strength in corporate earnings and a solidifying global economy. U.S. mid cap equities (+9.9%) outpaced small (+6.5%) and large cap (+7.0%) stocks as measured by the Russell Mid Cap Index, Russell 2000 Index and S&P 500 Index, respectively. In another change in leadership, U.S. growth stocks outpaced their value peers, as the Russell 1000 Growth Index returned (+8.1%) versus a Russell 1000 Value Index return of (+6.2%).

The Fund outperformed its benchmark due to a combination of strong security selection and allocation among sectors, which is a result of the bottom-up stock selection process. Strong stock selection in the Information Technology, Materials, and Energy offset weaker selection in the Health Care, Financials, and Industrials sectors. The Fund also benefited from overweight (i.e. the Fund's sector position was greater than the benchmark position) positions in the strong performing Energy and Telecommunication Services sectors.

The two largest contributors to relative (i.e. performance of the Fund as measured against the benchmark) and absolute (i.e. total return) performance were First Data (Information Technology) and Cia Vale do Rio Doce ("CVRD") (Materials). Electronic payment service provider First Data's stock appreciated during the period as it was the target of a private equity takeover. We eliminated the

--------------------------------------------------------------------------------

stock on strong performance. The stock of Brazilian mining company CVRD continued to rise during the period, bolstered by commodity prices. Additionally, implementation of the company's strategy to integrate its Inco acquisition should generate synergies for the company. We continue to view the company as well-positioned in iron ore and nickel, which should drive strong fundamentals over the next few years. Other significant contributors on a relative and absolute basis included Yahoo! and EMC (Information Technology). Yahoo! benefited from an algorithmic change to "Panama" which ranks advertisers on a scale similar to Google's model and may help to raise advertising revenue. We exited our position in Yahoo!. Shares of information storage provider EMC rose as it announced stronger-than-expected profits and surging sales. The company has benefited from its expansive push to grow offerings with a string of acquisitions during recent years.

Somewhat offsetting these strong results were negative contributions to absolute and relative performance from Countrywide (Financials), XM Satellite (Consumer Discretionary), Medtronic (Health Care), and DR Horton (Consumer Discretionary). Countrywide, the largest U.S. residential mortgage lender, saw shares decline as it announced that mortgage delinquencies and foreclosures are at, or near, multi-year highs, raising concerns about the impact of the weakening sub-prime mortgage market on the company's earnings. Shares of satellite radio company XM Satellite fell as the market discounted the likelihood of the proposed merger with Sirius. Growth in the retail channel has slowed but Original Equipment Manufacturer (OEM) growth remains strong. We no longer hold positions in Countrywide and XM Satellite. Shares of health care equipment maker Medtronic declined despite reporting strong earnings results as some investors were disappointed by short term fluctuations in inventories. We expect the company's implantable cardiac defibrillator sales growth to accelerate and we remain holders of the stock. Homebuilder DR Horton's shares tumbled amid continuing weakness in the U.S. housing market. We exited our position in this stock.

WHAT IS THE OUTLOOK?

At the end of June, the Fund's bottom-up approach resulted in overweight positions in the Information Technology, Telecommunication Services, and Consumer Discretionary sectors. The largest Information Technology holdings included LAM Research, Infosys Technology, EMC, and Research In Motion. Within Telecommunication Services, top holdings included America Movil, AT&T, China Mobile, and Sprint. Consumer Discretionary holdings favor retail companies Priceline.com and Staples, navigation device maker Garmin, and athletic apparel company Nike. The Fund's largest underweight (i.e. the Fund's sector position was less than the benchmark position) positions were in the Industrials, Consumer Staples, and Energy sectors.

DIVERSIFICATION BY INDUSTRY
as of June 30, 2007

                                                      PERCENTAGE OF
INDUSTRY                                               NET ASSETS
-------------------------------------------------------------------
Basic Materials                                             3.8%
-------------------------------------------------------------------
Capital Goods                                               4.8
-------------------------------------------------------------------
Consumer Cyclical                                          10.2
-------------------------------------------------------------------
Consumer Staples                                            2.7
-------------------------------------------------------------------
Energy                                                      6.8
-------------------------------------------------------------------
Finance                                                    12.1
-------------------------------------------------------------------
Health Care                                                11.6
-------------------------------------------------------------------
Services                                                    4.5
-------------------------------------------------------------------
Technology                                                 37.1
-------------------------------------------------------------------
Utilities                                                   1.3
-------------------------------------------------------------------
Short-Term Investments                                      6.6
-------------------------------------------------------------------
Other Assets and Liabilities                               (1.5)
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

Hartford Global Advisers HLS Fund inception 3/1/1995
(subadvised by Wellington Management Company, LLP)

PERFORMANCE OVERVIEW 6/30/97 - 6/30/07
Growth of a $10,000 investment(1)

(LINE GRAPH)

                                                                                                         LEHMAN BROTHERS GLOBAL
                                                  GLOBAL ADVISERS IA        MSCI WORLD GROWTH INDEX    AGGREGATE INDEX USD HEDGED
                                                  ------------------        -----------------------    --------------------------
6/97                                                     10000                       10000                       10000
                                                         10246                       10465                       10217
                                                          9817                        9688                       10169
                                                         10203                       10248                       10332
                                                          9769                        9595                       10443
                                                          9725                        9840                       10505
                                                          9772                        9932                       10618
                                                          9933                       10322                       10760
                                                         10356                       11054                       10793
                                                         10683                       11437                       10854
                                                         10884                       11506                       10905
                                                         10985                       11380                       11025
6/98                                                     11011                       11868                       11101
                                                         11133                       11850                       11164
                                                         10145                       10464                       11355
                                                         10015                       10700                       11613
                                                         10469                       11632                       11581
                                                         10891                       12383                       11677
                                                         11076                       13289                       11656
                                                         11321                       13758                       11799
                                                         11119                       13212                       11652
                                                         11524                       13701                       11744
                                                         11863                       13679                       11833
                                                         11536                       13203                       11765
6/99                                                     11809                       14016                       11657
                                                         11990                       13862                       11609
                                                         12002                       14034                       11617
                                                         12054                       14058                       11687
                                                         12304                       14979                       11718
                                                         12728                       15859                       11760
                                                         13642                       17675                       11747
                                                         13204                       16568                       11726
                                                         13780                       17145                       11837
                                                         13793                       18167                       11995
                                                         13348                       16949                       12006
                                                         13054                       15945                       12037
6/00                                                     13430                       16920                       12187
                                                         13218                       16070                       12282
                                                         13380                       16641                       12372
                                                         13007                       15168                       12473
                                                         12676                       14531                       12566
                                                         12424                       13412                       12778
                                                         12737                       13160                       12962
                                                         12846                       13558                       13139
                                                         12277                       11829                       13255
                                                         11862                       10876                       13342
                                                         12335                       11756                       13278
                                                         12261                       11523                       13357
6/01                                                     12123                       11122                       13424
                                                         12018                       10959                       13623
                                                         11624                       10284                       13750
                                                         11079                        9432                       13860
                                                         11310                        9835                       14112
                                                         11915                       10583                       13994
                                                         11941                       10637                       13900
                                                         11729                       10291                       13966
                                                         11730                       10321                       14040
                                                         11926                       10579                       13891
                                                         11752                       10130                       14078
                                                         11947                       10080                       14145
6/02                                                     11506                        9501                       14292
                                                         11003                        8832                       14441
                                                         10983                        8832                       14648
                                                         10277                        7958                       14845
                                                         10916                        8578                       14807
                                                         11473                        8892                       14825
                                                         10873                        8552                       15075
                                                         10822                        8245                       15145
                                                         10753                        8158                       15296
                                                         10679                        8233                       15283
                                                         11372                        8825                       15365
                                                         11855                        9194                       15631
6/03                                                     12013                        9325                       15581
                                                         12138                        9506                       15260
                                                         12331                        9699                       15252
                                                         12156                        9755                       15530
                                                         12678                       10337                       15384
                                                         12872                       10486                       15405
                                                         13293                       10991                       15553
                                                         13655                       11217                       15643
                                                         13962                       11355                       15801
                                                         14173                       11244                       15880
                                                         13805                       11024                       15638
                                                         13912                       11138                       15595
6/04                                                     14213                       11292                       15623
                                                         13566                       10752                       15731
                                                         13566                       10721                       15983
                                                         13958                       10938                       16052
                                                         14287                       11207                       16170
                                                         14782                       11777                       16204
                                                         14988                       12223                       16319
                                                         14660                       11894                       16443
                                                         14524                       12201                       16374
                                                         14252                       11969                       16401
                                                         14222                       11714                       16604
                                                         14469                       12025                       16765
6/05                                                     14592                       12084                       16907
                                                         14834                       12585                       16814
                                                         15024                       12701                       16983
                                                         15106                       12983                       16901
                                                         14779                       12709                       16820
                                                         15191                       13124                       16900
                                                         15493                       13413                       17044
                                                         16183                       14032                       17030
                                                         15926                       13892                       17079
                                                         16081                       14243                       16931
                                                         16376                       14576                       16872
                                                         15858                       14024                       17089
6/06                                                     15914                       14004                       17087
                                                         15683                       13892                       17289
                                                         15999                       14264                       17548
                                                         16194                       14392                       17675
                                                         16427                       14907                       17770
                                                         16835                       15287                       17924
                                                         16861                       15489                       17838
                                                         17102                       15735                       17831
                                                         16858                       15640                       18056
                                                         17029                       15946                       18049
                                                         17413                       16652                       18105
                                                         17766                       17150                       17983
6/07                                                     17878                       17083                       17917

    --- GLOBAL ADVISERS IA        --- MSCI WORLD                -- LEHMAN BROTHERS GLOBAL
        $10,000 starting value        GROWTH INDEX                  AGGREGATE INDEX USD
        $17,878 ending value          $10,000 starting value        HEDGED
                                      $17,083 ending value          $10,000 starting value
                                                                    $17,917 ending value

MSCI WORLD GROWTH INDEX is a broad-based unmanaged market capitalization-weighted total return index which measures the performance of growth securities in 23 developed-country global equity markets including the United States, Canada, Europe, Australia, New Zealand and the Far East.

LEHMAN BROTHERS GLOBAL AGGREGATE INDEX USD HEDGED provides a broad-based measure of the global investment-grade fixed income markets (the three major components of this index are the U.S. Aggregate, the Pan-European Aggregate, and the Asian-Pacific Aggregate Indices; it also includes Eurodollar and Euro-Yen corporate bonds, Canadian Government securities, and USD investment grade 144A securities).

You cannot invest directly in an index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

AVERAGE ANNUAL RETURNS(2) (as of 6/30/07)

                                   YTD*    1 YEAR   5 YEAR   10 YEAR
--------------------------------------------------------------------
Global Advisers IA                 6.03%   12.34%    9.22%    5.98%
--------------------------------------------------------------------
Global Advisers IB(3)              5.90%   12.06%    8.94%    5.74%
--------------------------------------------------------------------
MSCI World Growth Index           10.30%   21.99%   12.45%    5.50%
--------------------------------------------------------------------
Lehman Brothers Global Aggregate
  Index USD Hedged                 0.44%    4.85%    4.62%    6.00%
--------------------------------------------------------------------

* Year to date returns ("YTD") are not annualized.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1) Growth of a $10,000 investment in Class IB shares will vary from the results seen on this page due to differences in the expense charged to this share class.

(2) Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.

(3) Class IB shares commenced on November 9, 1999. Class IB share performance prior to that date reflects Class IA share performance adjusted to reflect the 12b-1 fee of 0.25% applicable to Class IB shares. The performance after such date reflects actual Class IB share performance.

The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund's performance.

PORTFOLIO MANAGERS

    MATTHEW D. HUDSON, CFA    ANDREW S. OFFIT, CPA    JEAN-MARC BERTEAUX        ROBERT L. EVANS           SCOTT M. ELLIOTT
    Vice President            Senior Vice President,  Senior Vice President,    Senior Vice President,    Senior Vice President,
                              Partner                 Partner                   Partner                   Partner


     EVAN S. GRACE, CFA
     Vice President

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

The Class IA shares of Hartford Global Advisers HLS Fund returned 6.03% for the six-month period ended June 30, 2007, versus the returns of 10.30% for the MSCI World Growth Index and 0.44% for the Lehman Brothers Global Aggregate Index USD Hedged. The Fund underperformed the 7.04% return of the average fund in the Lipper Global Flexible Portfolio VA-UF peer group, a group of funds with investment strategies similar to those of the Fund.

WHY DID THE FUND PERFORM THIS WAY?

The equity portion of the fund was modestly ahead of the benchmark MSCI World Growth Index for the first half of the year. Favorable stock selection within Health Care, Information Technology, and Financials offset weaker selection in Consumer Discretionary, Industrials, and Consumer Staples. Sector allocation, which is primarily a result of bottom-up stock selection, was a negative contributor for the six-month period, driven by an underweight (i.e. the Fund's sector position was less than the benchmark position) position to strong-performing Materials stocks and an overweight (i.e. the Fund's sector position was greater than the benchmark position) position to the weaker Financials sector.

Elan (Pharmaceuticals & Biotechnology), Research in Motion (Technology Hardware & Equipment), and Nintendo (Software & Services) were the top three contributors on both a relative (i.e. performance of the Fund as measured against the benchmark) and absolute (i.e. total return) basis. Shares of Dublin-based biotechnology company Elan gained on investor optimism for promising drugs, including Bapineuzumab, a new antibody drug for treating Alzheimer's disease. Research In Motion reported earnings well ahead of consensus expectations on stronger than expected sales of its Blackberry wireless e-mail device. For Japanese video game developer Nintendo, sales trends remain positive for the company's new gaming console, the Wii, as the addressable market is larger than expected due to the ease of use of the product. We continue to hold all three stocks in the Fund.

--------------------------------------------------------------------------------

Among the top detractors on both a relative and absolute basis were French Industrials company Vallourec (Capital Goods), Japanese online retailer and brokerage firm Rakuten (Retailing), and Network Appliance (Technology Hardware). Shares of Vallourec, the French maker of seamless tubes for the oil and gas industries, traded lower during the first half of the year after posting strong returns in 2006. We exited this position during the period. First quarter results for Rakuten were below expectations due to margin pressure resulting from higher overhead costs. The brokerage and credit business segments also performed below expectations. We have reduced our position in this stock. Shares of Network Appliance, a supplier of storage and data management solutions, declined with lowered guidance and a sluggish outlook for enterprise spending, and we eliminated our position. Among other significant detractors from relative and absolute returns was last year's top contributor in the Fund, Las Vegas Sands (Consumer Services), which saw its shares fall after reporting disappointing first quarter earnings on higher promotional and pre-opening costs at the new Venetian Macau casino, as well as lower-than-expected margins at its existing Sands Macau casino. We trimmed our position during the period.

The fixed income portion of the Fund slightly outperformed its benchmark during the period. Duration (i.e. sensitivity to changes in interest rates) and country strategies were positive contributors, while currency detracted from relative performance. Credit and yield curve strategies were essentially neutral. Markets were uncertain during the first half of the year due to global inflationary concerns, moderating liquidity conditions, and the potential ramifications of weakness in the U.S. sub-prime mortgage market. Central banks continued to raise interest rates during the period as the Bank of England, NorgesBank, Riksbank, and the Royal Bank of New Zealand all tightened. This tightening has been driven by a variety of factors, including the global demand for skilled labor, which continues to put upward pressure on wages, and elevated commodity prices, which are eroding purchasing power. Additionally, market expectations for a U.S. Federal Reserve interest rate cut were reset during the period, as inflationary data remained beyond the Federal Reserve's prescribed level of comfort.

This environment was generally positive for our duration strategies as we maintained our below-benchmark duration. A lower duration posture is beneficial when interest rates are increasing. Country strategies were additive, in part due to positions favoring the U.S. versus Australia and Canada. The environment, particularly early in the period, proved challenging for our currency strategies as the rapid increase in volatility negatively affected a number of our positions. Positive performance generated in our select emerging markets currencies strategy was not enough to offset the negative results generated in our other strategies. The key drivers of underperformance in our currency strategies were our underweight positions in the euro and New Zealand dollar, which underperformed as growth in the euro area and New Zealand was stronger than expected.

Asset allocation decisions were modestly additive to relative performance as the Fund's slight overweight to equities and underweight to bonds was beneficial during the period.

WHAT IS THE OUTLOOK?

The equity portion of the Fund's positioning is driven by bottom-up security selection. Information Technology continues to be our largest overweight, followed by Financials and Energy. During the period, the proceeds from trimming select software holdings were used to increase exposure to hardware stocks where we see prospects for continued above-market growth. The Fund's largest underweight positions are Consumer Discretionary, Consumer Staples, and Materials. We eliminated several retail holdings within Consumer Discretionary as uncertainty surrounding consumer spending trends continues to mount. Within Consumer Staples, we reduced exposure to food and beverage companies, both producers and retailers, as we believe that increased input costs are likely to pressure volume growth, and consequently, opportunity for margin expansion.

Our outlook for global bond and currency markets continues to be driven by our assessment of the structural housing downturn in the U.S. and continued economic strength globally. Overall, while the U.S. economy faces headwinds from the housing downturn, growth in the rest of the world remains solid. As a consequence, non-U.S. central banks are likely to maintain a bias towards rate increases to contain inflation pressures. In this environment we retain an underweight duration bias outside the U.S. with particular emphasis in Japan, Australia, and the UK. In our currency strategies we continue to favor select emerging markets currencies and the Australian dollar. Mindful of the potential for investors to rapidly sell riskier assets based on changing market sentiments, we have reduced our credit exposure.

--------------------------------------------------------------------------------

DIVERSIFICATION BY COUNTRY
as of June 30, 2007

                                                      PERCENTAGE OF
COUNTRY                                                NET ASSETS
-------------------------------------------------------------------
Australia                                                   0.6%
-------------------------------------------------------------------
Austria                                                     0.7
-------------------------------------------------------------------
Belgium                                                     1.6
-------------------------------------------------------------------
Brazil                                                      0.9
-------------------------------------------------------------------
Canada                                                      3.3
-------------------------------------------------------------------
Chile                                                       0.1
-------------------------------------------------------------------
China                                                       1.5
-------------------------------------------------------------------
Denmark                                                     0.2
-------------------------------------------------------------------
Dutch Antilles                                              1.5
-------------------------------------------------------------------
Finland                                                     1.0
-------------------------------------------------------------------
France                                                      5.4
-------------------------------------------------------------------
Germany                                                     3.0
-------------------------------------------------------------------
Greece                                                      0.5
-------------------------------------------------------------------
Ireland                                                     1.9
-------------------------------------------------------------------
Israel                                                      0.2
-------------------------------------------------------------------
Japan                                                       4.6
-------------------------------------------------------------------
Luxembourg                                                  1.1
-------------------------------------------------------------------
Mexico                                                      0.9
-------------------------------------------------------------------
Netherlands                                                 1.7
-------------------------------------------------------------------
Poland                                                      0.1
-------------------------------------------------------------------
Singapore                                                   0.3
-------------------------------------------------------------------
South Africa                                                0.1
-------------------------------------------------------------------
South Korea                                                 1.5
-------------------------------------------------------------------
Spain                                                       0.9
-------------------------------------------------------------------
Sweden                                                      0.1
-------------------------------------------------------------------
Switzerland                                                 2.5
-------------------------------------------------------------------
Taiwan                                                      0.9
-------------------------------------------------------------------
United Kingdom                                              7.6
-------------------------------------------------------------------
United States                                              52.1
-------------------------------------------------------------------
Short-Term Investments                                     13.8
-------------------------------------------------------------------
Other Assets and Liabilities                              (10.6)
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

DIVERSIFICATION BY INDUSTRY
as of June 30, 2007

                                                      PERCENTAGE OF
INDUSTRY                                               NET ASSETS
-------------------------------------------------------------------
Basic Materials                                             3.5%
-------------------------------------------------------------------
Capital Goods                                               2.7
-------------------------------------------------------------------
Consumer Cyclical                                           6.5
-------------------------------------------------------------------
Consumer Staples                                            3.0
-------------------------------------------------------------------
Energy                                                      4.4
-------------------------------------------------------------------
Finance                                                    25.8
-------------------------------------------------------------------
Foreign Governments                                         4.0
-------------------------------------------------------------------
Health Care                                                 9.1
-------------------------------------------------------------------
Services                                                    4.6
-------------------------------------------------------------------
Technology                                                 21.1
-------------------------------------------------------------------
Transportation                                              1.3
-------------------------------------------------------------------
U.S. Government Agencies                                    8.4
-------------------------------------------------------------------
U.S. Government Securities                                  0.3
-------------------------------------------------------------------
Utilities                                                   2.1
-------------------------------------------------------------------
Short-Term Investments                                     13.8
-------------------------------------------------------------------
Other Assets and Liabilities                              (10.6)
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

COMPOSITION BY SECTOR
as of June 30, 2007

                                                      PERCENTAGE OF
SECTOR                                                 NET ASSETS
-------------------------------------------------------------------
Asset & Commercial Mortgage Backed Securities               8.3%
-------------------------------------------------------------------
Common Stocks                                              59.6
-------------------------------------------------------------------
Corporate Bonds: Investment Grade                          20.2
-------------------------------------------------------------------
U.S. Government Agencies                                    8.4
-------------------------------------------------------------------
U.S. Government Securities                                  0.3
-------------------------------------------------------------------
Short-Term Investments                                     13.8
-------------------------------------------------------------------
Other Assets and Liabilities                              (10.6)
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

Hartford Global Communications HLS Fund inception 12/27/2000
(subadvised by Wellington Management Company, LLP)

PERFORMANCE OVERVIEW 12/27/00 - 6/30/07
Growth of a $10,000 investment(1)

(LINE GRAPH)

                                                                             MSCI ALL COUNTRY WORLD
                                                                             FREE TELECOMMUNICATION
                                                     GLOBAL COMM IA              SERVICES INDEX               S&P 500 INDEX
                                                     --------------          ----------------------           -------------
12/27/2000                                                10000                       10000                       10000
                                                           9981                       10000                       10000
                                                          11996                       10982                       10355
                                                           9543                        9280                        9411
                                                           8023                        8758                        8815
                                                           8774                        9425                        9499
                                                           8075                        8700                        9563
6/01                                                       7709                        8128                        9330
                                                           7569                        8222                        9239
                                                           6520                        7344                        8661
                                                           6210                        7434                        7962
                                                           5899                        7163                        8114
                                                           6216                        7503                        8736
                                                           6414                        7547                        8813
                                                           5610                        6871                        8684
                                                           5008                        6559                        8517
                                                           5200                        6645                        8837
                                                           4630                        5921                        8302
                                                           4643                        5960                        8241
6/02                                                       4023                        5341                        7654
                                                           3800                        5061                        7058
                                                           4001                        5056                        7104
                                                           3499                        4276                        6332
                                                           4261                        5248                        6889
                                                           4736                        5810                        7294
                                                           4530                        5466                        6866
                                                           4490                        5346                        6687
                                                           4459                        5069                        6586
                                                           4393                        5006                        6650
                                                           4823                        5608                        7197
                                                           5256                        6015                        7576
6/03                                                       5542                        6065                        7673
                                                           5564                        5923                        7808
                                                           5622                        5905                        7960
                                                           5851                        5942                        7876
                                                           6358                        6227                        8321
                                                           6584                        6440                        8394
                                                           7265                        6966                        8834
                                                           7461                        7200                        8996
                                                           7433                        7252                        9121
                                                           7425                        7101                        8984
                                                           7132                        6981                        8843
                                                           7062                        6802                        8964
6/04                                                       7302                        6929                        9138
                                                           7070                        6891                        8836
                                                           6707                        6958                        8871
                                                           6895                        7139                        8967
                                                           7448                        7477                        9104
                                                           8648                        8032                        9472
                                                           8952                        8345                        9795
                                                           8583                        7992                        9556
                                                           8895                        8123                        9757
                                                           8329                        7919                        9584
                                                           8049                        7777                        9403
                                                           8322                        7757                        9702
6/05                                                       9055                        7835                        9715
                                                          10015                        8188                       10077
                                                           9988                        8174                        9985
                                                          10419                        8230                       10065
                                                          10095                        8010                        9898
                                                          10453                        7929                       10272
                                                          10618                        7934                       10275
                                                          10932                        8089                       10547
                                                          11180                        8127                       10576
                                                          11381                        8397                       10707
                                                          11694                        8708                       10851
                                                          10561                        8469                       10539
6/06                                                      10158                        8503                       10553
                                                          10014                        8732                       10618
                                                          10255                        8924                       10870
                                                          10585                        9308                       11150
                                                          11534                        9932                       11514
                                                          12252                       10210                       11732
                                                          12957                       10649                       11897
                                                          13064                       10915                       12079
                                                          12623                       10871                       11844
                                                          12719                       11078                       11976
                                                          13435                       11521                       12506
                                                          14263                       12224                       12942
6/07                                                      14267                       12285                       12727

    --- GLOBAL COMM IA            --- MSCI ALL COUNTRY WORLD  -- S&P 500 INDEX
        $10,000 starting value        FREE                        $10,000 starting value
        $14,267 ending value          TELECOMMUNICATION           $12,727 ending value
                                      SERVICES INDEX
                                      $10,000 starting value
                                      $12,285 ending value

MSCI ALL COUNTRY WORLD FREE TELECOMMUNICATIONS SERVICES INDEX is a free float-adjusted market capitalization index of developed and emerging market countries that is designed to measure international equity market performance.

S&P 500 INDEX is a market capitalization weighted price index composed of 500 widely held common stocks.

You cannot invest directly in an index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

AVERAGE ANNUAL RETURNS(2) (as of 6/30/07)

                                                    SINCE
                        YTD*    1 YEAR   5 YEAR   INCEPTION
----------------------------------------------------------------
Global Comm IA         10.11%   40.45%   28.81%     5.61%
----------------------------------------------------------------
Global Comm IB          9.97%   40.10%   28.49%     5.36%
----------------------------------------------------------------
MSCI AC World Free
  Telecommunication
  Services Index       15.36%   44.48%   18.13%     3.21%**
----------------------------------------------------------------
S&P 500 Index           6.98%   20.60%   10.71%     3.77%**
----------------------------------------------------------------

 * Year to date returns ("YTD") are not annualized.
** Return is from 12/31/00.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1) Growth of a $10,000 investment in Class IB shares will vary from the results seen on this page due to differences in the expense charged to this share class.
(2) Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.

The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund's performance.

PORTFOLIO MANAGERS

ARCHANA BASI, CFA                                               DAVID NINCIC, CFA
Vice President, Global Industry Analyst                         Vice President, Global Industry Analyst

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

The Class IA shares of Hartford Global Communications HLS Fund returned 10.11% for the six-month period ended June 30, 2007, underperforming its benchmark, MSCI All Country World Free Telecommunication Services Index, which returned 15.36% for the same period. The Fund also underperformed the 10.97% return of the average fund in the Lipper Science & Technology Funds peer group, a group of funds with investment strategies similar to those of the Fund.

WHY DID THE FUND PERFORM THIS WAY?

The telecommunications sector outperformed the broader market as represented by the MSCI World Index which returned 9.48%. The Fund's underperformance over the six-month period relative (i.e. performance of the Fund as measured against the benchmark) to the MSCI All Country World Free Telecommunication Services Index was a result of weak security selection, particularly within the Diversified Telecom industry.

Stocks that detracted most from relative and absolute (i.e. total return) performance included Nortel Networks, KongZhong and Neustar. Nortel Network's shares fell on the back of a reduction of the company's first quarter expectations, a delay in filing its annual report, and former company officers being charged by the Securities and Exchange Commission with disregarding accounting principles and disclosure requirements. The market continues to take a wait-and-see attitude toward the large telecom equipment maker's business restructuring plan. KongZhong's shares fell on negative press in China about abuses by smaller, non-public wireless value added service providers. We eliminated the position during the period on concerns that the Chinese public would be hesitant to purchase content from these providers. Shares in Neustar fell after investors became concerned about a contract renegotiation that resulted in lower rates for the telephone number database company; we sold the stock during the period.

Top contributors to relative and absolute performance during the period included Leap Wireless, Brasil Telecom SA, Mobile Telesystems and Vimpel Communications. Leap Wireless, an American wireless carrier, enjoyed strong subscriber growth in its sub-prime niche. Brasil Telecom SA reported strong first quarter results driven by improvements in cost efficiencies. In addition, the stock price was helped by rumors that it would be acquired by the emerging market wireless carrier Orascom. In Russia, both Mobile Telesystems and Vimpel Communication reported strong results

--------------------------------------------------------------------------------

and increased average revenues per user (ARPU). We held all four stocks at the end of the period.

WHAT IS THE OUTLOOK?

The Fund's stock selection focuses on companies with solid business fundamentals, which consensus opinion has misperceived as being weak. The Fund now has a bias towards wireless stocks versus wireline stocks; we also believe emerging market telecom stocks will outperform developed market telecom stocks. At the end of the period, relative to its benchmark, the Fund was overweight (i.e. the Fund's sector position was greater than the benchmark position) the Wireless Telecommunication Services industry and underweight (i.e. the Fund's sector position was less than the benchmark position) the Diversified Telecommunication Services industry.

DIVERSIFICATION BY COUNTRY
as of June 30, 2007

                                                      PERCENTAGE OF
COUNTRY                                                NET ASSETS
-------------------------------------------------------------------
Brazil                                                      8.3%
-------------------------------------------------------------------
Canada                                                      9.4
-------------------------------------------------------------------
China                                                       2.4
-------------------------------------------------------------------
Egypt                                                       2.9
-------------------------------------------------------------------
France                                                      8.0
-------------------------------------------------------------------
Indonesia                                                   2.7
-------------------------------------------------------------------
Israel                                                      3.4
-------------------------------------------------------------------
Luxembourg                                                  6.8
-------------------------------------------------------------------
Norway                                                      5.0
-------------------------------------------------------------------
Russia                                                     11.8
-------------------------------------------------------------------
South Africa                                                5.4
-------------------------------------------------------------------
Spain                                                       0.5
-------------------------------------------------------------------
Turkey                                                      5.2
-------------------------------------------------------------------
United Kingdom                                              0.7
-------------------------------------------------------------------
United States                                              26.9
-------------------------------------------------------------------
Short-Term Investments                                      7.8
-------------------------------------------------------------------
Other Assets & Liabilities                                 (7.2)
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

DIVERSIFICATION BY INDUSTRY
as of June 30, 2007

                                                      PERCENTAGE OF
INDUSTRY                                               NET ASSETS
-------------------------------------------------------------------
Cable & Other Subscription Programming                      9.0%
-------------------------------------------------------------------
Communications Equipment                                    3.8
-------------------------------------------------------------------
Electrical Equipment Manufacturing -- Component
  Other                                                     0.7
-------------------------------------------------------------------
Internet Providers & Web Search Port                        0.7
-------------------------------------------------------------------
Newspaper, Book and Periodical                              1.4
-------------------------------------------------------------------
Other Telecommunications                                   28.7
-------------------------------------------------------------------
Telecommunication Resellers                                 0.1
-------------------------------------------------------------------
Wired Telecommunications Carriers                           3.3
-------------------------------------------------------------------
Wireless Communications Services                           22.1
-------------------------------------------------------------------
Wireless Telecommunications Carriers                       29.6
-------------------------------------------------------------------
Short-Term Investments                                      7.8
-------------------------------------------------------------------
Other Assets and Liabilities                               (7.2)
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

Hartford Global Financial Services HLS Fund inception 12/27/2000
(subadvised by Wellington Management Company, LLP)

PERFORMANCE OVERVIEW 12/27/00 - 6/30/07
Growth of a $10,000 investment(1)

(LINE GRAPH)

                                                                          MSCI FINANCE EX REAL ESTATE
                                           GLOBAL FINANCIAL SERVICES IA              INDEX                    S&P 500 INDEX
                                           ----------------------------   ---------------------------         -------------
12/27/2000                                            10000                          10000                        10000
                                                       9992                          10000                        10000
                                                       9866                          10003                        10355
                                                       9623                           9351                         9411
                                                       9267                           8799                         8815
                                                       9721                           9173                         9499
                                                       9963                           9121                         9563
6/01                                                  10015                           9041                         9330
                                                       9913                           8850                         9239
                                                       9750                           8753                         8661
                                                       8861                           7825                         7962
                                                       8896                           7837                         8114
                                                       9149                           8238                         8736
                                                       9420                           8332                         8813
                                                       9002                           8042                         8684
                                                       8985                           7901                         8517
                                                       9443                           8469                         8837
                                                       9462                           8495                         8302
                                                       9345                           8604                         8241
6/02                                                   9035                           8132                         7654
                                                       8149                           7366                         7058
                                                       8141                           7461                         7104
                                                       7204                           6438                         6332
                                                       7656                           7061                         6889
                                                       8062                           7407                         7294
                                                       7643                           6976                         6866
                                                       7297                           6747                         6687
                                                       7127                           6604                         6586
                                                       7102                           6480                         6650
                                                       7814                           7387                         7197
                                                       8211                           7794                         7576
6/03                                                   8287                           7949                         7673
                                                       8555                           8312                         7808
                                                       8528                           8224                         7960
                                                       8687                           8429                         7876
                                                       9328                           9100                         8321
                                                       9378                           9179                         8394
                                                       9957                           9748                         8834
                                                      10154                           9974                         8996
                                                      10408                          10199                         9121
                                                      10385                          10169                         8984
                                                       9939                           9811                         8843
                                                       9978                           9885                         8964
6/04                                                  10080                           9991                         9138
                                                       9637                           9689                         8836
                                                       9886                           9938                         8871
                                                       9964                          10044                         8967
                                                      10182                          10317                         9104
                                                      10650                          10842                         9472
                                                      11187                          11400                         9795
                                                      10916                          11132                         9556
                                                      11015                          11337                         9757
                                                      10713                          11015                         9584
                                                      10639                          10831                         9403
                                                      10773                          10956                         9702
6/05                                                  10992                          11121                         9715
                                                      11229                          11383                        10077
                                                      11152                          11414                         9985
                                                      11495                          11805                        10065
                                                      11547                          11872                         9898
                                                      12135                          12415                        10272
                                                      12352                          12748                        10275
                                                      12881                          13221                        10547
                                                      13030                          13550                        10576
                                                      13168                          13710                        10707
                                                      13788                          14297                        10851
                                                      13246                          13707                        10539
6/06                                                  13120                          13666                        10553
                                                      13166                          13857                        10618
                                                      13646                          14273                        10870
                                                      13839                          14572                        11150
                                                      14199                          14995                        11514
                                                      14427                          15175                        11732
                                                      14922                          15676                        11897
                                                      15151                          15687                        12079
                                                      14816                          15467                        11844
                                                      14921                          15544                        11976
                                                      15526                          16337                        12506
                                                      15701                          16615                        12942
6/07                                                  15323                          16133                        12727

    --- GLOBAL FINANCIAL SERVICES IA       --- MSCI FINANCE EX           -- S&P 500 INDEX
        $10,000 starting value                 REAL ESTATE INDEX             $10,000 starting value
        $15,323 ending value                   $10,000 starting value        $12,727 ending value
                                               $16,133 ending value

MSCI FINANCE EX REAL ESTATE INDEX includes only companies in both the MSCI Developed Index and in the Banks, Diversified Financials or Insurance industry groups. The constituents of this index will represent 85% of the market capitalization of all companies in these specific countries and industry groups.

S&P 500 INDEX is a market capitalization weighted price index composed of 500 widely held common stocks.

You cannot invest directly in an index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

AVERAGE ANNUAL RETURNS(2) (as of 6/30/07)

                                                   SINCE
                       YTD*    1 YEAR   5 YEAR   INCEPTION
---------------------------------------------------------------
Global Financial
  Services IA          2.69%   16.79%   11.14%     6.78%
---------------------------------------------------------------
Global Financial
  Services IB          2.56%   16.50%   10.87%     6.52%
---------------------------------------------------------------
MSCI Finance ex Real
  Estate Index         2.92%   18.06%   14.68%     7.62%**
---------------------------------------------------------------
S&P 500 Index          6.98%   20.60%   10.71%     3.77%**
---------------------------------------------------------------

 * Year to date returns ("YTD") are not annualized.
** Return is from 12/31/00.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1) Growth of a $10,000 investment in Class IB shares will vary from the results seen on this page due to differences in the expense charged to this share class.
(2) Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.

The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund's performance.

PORTFOLIO MANAGER

MARK T. LYNCH, CFA
Senior Vice President, Partner,
Global Industry Analyst

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

The Class IA shares of Hartford Global Financial Services HLS Fund returned 2.69% for the six-month period ended June 30, 2007, underperforming its benchmark, the MSCI Finance ex Real Estate Index, which returned 2.92% for the same period. The Fund outperformed the 1.05% return of the average fund in the Lipper Financial Services Funds peer group, a group of funds with investment strategies similar to those of the Fund.

WHY DID THE FUND PERFORM THIS WAY?

Financial stocks were up during the six-month period ended June 30, 2007, but lagged the broader markets as represented by the S&P 500 Index and MSCI World Index, which returned 6.98% and 9.48%, respectively. Financial stocks faced pricing pressures in the banking industry as well as emerging credit issues, particularly in sub-prime mortgages. Within the MSCI Finance ex Real Estate Index, the Insurance and Capital Markets industries led the group while Thrifts & Mortgage Finance and Diversified Financial Services posted negative returns for the period.

The Fund's underperformance versus the benchmark was primarily due to weak security selection within the Thrifts & Mortgage Finance industry. This more than offset strong relative (i.e. performance of the Fund as measured against the benchmark) stock selection within Capital Markets and Commercial Banks. Allocations in certain industries also detracted from relative performance, particularly the Fund's overweight (i.e. the Fund's sector position was greater than the benchmark position) in Thrifts & Mortgage Finance.

U.K. Thrifts & Mortgage Finance holdings Kensington Group and Paragon Group were among the top detractors to relative and absolute (i.e. total return) performance during the period. Shares in Kensington Group, an independent specialist lender, fell on the back of rising interest rates. Similarly, Paragon Group shares declined as the market views the company's apartment loans as unusually sensitive to interest rates. MBIA, the world's largest bond insurer, hurt relative and absolute performance during the period. The company reported a lackluster quarter as low long-term interest rates weighed on demand for insured bonds. Investors were also concerned about the company's exposure to

--------------------------------------------------------------------------------

sub-prime mortgages. Additionally, the Fund did not own strong performer ABN-AMRO during the period, which detracted from relative performance. We held Kensington Group, Paragon Group and MBIA at the end of the period.
Top contributors to relative and absolute performance included Julius Baer, Unum Group and Invesco Plc. Julius Baer shares rose as the company saw strong performance and flows in its U.S. asset management business as well as from strength in the private banking sector. Unum Group, which provides group and individual income-protection insurance products in the U.S. and the U.K., benefited from strong earnings growth and cash flow. London-based global asset manager Invesco's shares rose during the period as management continued its cost reduction initiatives by consolidating de-centralized back-office and marketing operations. We held all three stocks at the end of the period.

WHAT IS THE OUTLOOK?

We continue to focus on stocks with low P/Es (i.e. Price/Earnings ratio) and strong customer franchises. In addition, we opportunistically look for special situations.

During the period we increased our exposure to Capital Markets and Insurance and reduced our exposure to Thrifts & Mortgage Finance. We remain bearish on U.S. banks due to increasing competition for loans and deposits. In addition, loan quality is deteriorating, with sub-prime mortgages and construction lending leading the way. We continue to favor select megabanks such as Bank of America and Citigroup, which are well diversified and have favorable valuations.

At the end of the period we were overweight the Capital Markets and Thrifts & Mortgage Finance industries and most underweight (i.e. the Fund's sector position was less than the benchmark position) Commercial Banks.

DIVERSIFICATION BY COUNTRY
as of June 30, 2007

                                                      PERCENTAGE OF
COUNTRY                                                NET ASSETS
-------------------------------------------------------------------
Australia                                                   2.3%
-------------------------------------------------------------------
Brazil                                                      1.4
-------------------------------------------------------------------
Canada                                                      5.8
-------------------------------------------------------------------
France                                                      1.5
-------------------------------------------------------------------
Germany                                                     4.3
-------------------------------------------------------------------
Italy                                                       5.9
-------------------------------------------------------------------
Liechtenstein                                               1.1
-------------------------------------------------------------------
Netherlands                                                 6.1
-------------------------------------------------------------------
Norway                                                      1.0
-------------------------------------------------------------------
Switzerland                                                14.7
-------------------------------------------------------------------
United Kingdom                                             13.3
-------------------------------------------------------------------
United States                                              41.7
-------------------------------------------------------------------
Short-Term Investments                                      9.7
-------------------------------------------------------------------
Other Assets and Liabilities                               (8.8)
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

DIVERSIFICATION BY INDUSTRY
as of June 30, 2007

                                                      PERCENTAGE OF
INDUSTRY                                               NET ASSETS
-------------------------------------------------------------------
Agencies, Brokerages, Other Insurance Activities            8.1%
-------------------------------------------------------------------
Commercial Banking                                         10.2
-------------------------------------------------------------------
Consumer Lending                                            1.4
-------------------------------------------------------------------
Depository Credit Banking                                  27.7
-------------------------------------------------------------------
Insurance Carriers                                         18.9
-------------------------------------------------------------------
International Trade Financing (Foreign Banks)              15.9
-------------------------------------------------------------------
Nondepository Credit Banking                                2.9
-------------------------------------------------------------------
Other Financial Investment Activities                       3.0
-------------------------------------------------------------------
Real Estate Credit (Mortgage Banking)                       2.6
-------------------------------------------------------------------
Securities, Commodities and Brokerage                       8.4
-------------------------------------------------------------------
Short-Term Investments                                      9.7
-------------------------------------------------------------------
Other Assets and Liabilities                               (8.8)
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

Hartford Global Growth HLS Fund inception 9/30/1998
(Prior to July 27, 2007, the Fund was known as Hartford Global Leaders HLS
Fund.)
(subadvised by Wellington Management Company, LLP)

PERFORMANCE OVERVIEW 9/30/98 - 6/30/07
Growth of a $10,000 investment(1)

(LINE GRAPH)

                                                                     GLOBAL LEADERS IA               MSCI WORLD GROWTH INDEX
                                                                     -----------------               -----------------------
9/98                                                                       10000                              10000
                                                                           11346                              10871
                                                                           12212                              11573
                                                                           13188                              12419
                                                                           13799                              12858
                                                                           13410                              12348
                                                                           14140                              12805
                                                                           14488                              12784
                                                                           13962                              12339
6/99                                                                       14974                              13099
                                                                           15199                              12955
                                                                           15118                              13115
                                                                           14930                              13138
                                                                           15905                              13999
                                                                           17087                              14821
                                                                           19830                              16518
                                                                           19086                              15484
                                                                           21213                              16023
                                                                           21161                              16979
                                                                           20137                              15840
                                                                           19563                              14901
6/00                                                                       20430                              15813
                                                                           19746                              15018
                                                                           20868                              15552
                                                                           19982                              14175
                                                                           18833                              13581
                                                                           17723                              12534
                                                                           18429                              12299
                                                                           18436                              12670
                                                                           16744                              11055
                                                                           15624                              10164
                                                                           16849                              10987
                                                                           16516                              10769
6/01                                                                       16215                              10394
                                                                           15819                              10241
                                                                           14951                               9612
                                                                           13654                               8815
                                                                           14039                               9191
                                                                           15284                               9891
                                                                           15373                               9941
                                                                           14870                               9618
                                                                           14782                               9645
                                                                           15250                               9887
                                                                           14742                               9467
                                                                           15056                               9421
6/02                                                                       14111                               8879
                                                                           12961                               8254
                                                                           12831                               8254
                                                                           11285                               7437
                                                                           12455                               8017
                                                                           13558                               8310
                                                                           12375                               7992
                                                                           12089                               7705
                                                                           11818                               7624
                                                                           11656                               7694
                                                                           12962                               8247
                                                                           13754                               8592
6/03                                                                       14076                               8715
                                                                           14418                               8884
                                                                           14833                               9064
                                                                           14454                               9117
                                                                           15595                               9661
                                                                           15972                               9800
                                                                           16777                              10272
                                                                           17427                              10483
                                                                           18038                              10612
                                                                           18358                              10508
                                                                           17685                              10302
                                                                           17934                              10410
6/04                                                                       18545                              10553
                                                                           17124                              10048
                                                                           17052                              10020
                                                                           17918                              10222
                                                                           18579                              10474
                                                                           19598                              11007
                                                                           19995                              11423
                                                                           19263                              11116
                                                                           18844                              11403
                                                                           18183                              11186
                                                                           17962                              10947
                                                                           18405                              11238
6/05                                                                       18592                              11293
                                                                           19236                              11762
                                                                           19617                              11870
                                                                           19735                              12134
                                                                           19064                              11877
                                                                           19923                              12266
                                                                           20513                              12535
                                                                           22095                              13114
                                                                           21539                              12983
                                                                           22011                              13311
                                                                           22705                              13623
                                                                           21430                              13107
6/06                                                                       21573                              13088
                                                                           20936                              12983
                                                                           21511                              13331
                                                                           21902                              13451
                                                                           22374                              13931
                                                                           23322                              14287
                                                                           23415                              14475
                                                                           23971                              14706
                                                                           23246                              14616
                                                                           23694                              14903
                                                                           24586                              15562
                                                                           25551                              16028
6/07                                                                       25819                              15965

            --- GLOBAL GROWTH IA                   --- MSCI WORLD GROWTH INDEX
                $10,000 starting value                 $10,000 starting value
                $25,819 ending value                   $15,965 ending value

MSCI WORLD GROWTH INDEX is a broad-based unmanaged market capitalization-weighted total return index which measures the performance of growth securities in 23 developed-country global equity markets including the United States, Canada, Europe, Australia, New Zealand and the Far East.

You cannot invest directly in the index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

AVERAGE ANNUAL RETURNS(2) (as of 6/30/07)

                                               SINCE
                   YTD*    1 YEAR   5 YEAR   INCEPTION
-----------------------------------------------------------
Global Growth IA  10.27%   19.68%   12.84%    11.45%
-----------------------------------------------------------
Global Growth IB  10.13%   19.38%   12.56%    11.20%
-----------------------------------------------------------
MSCI World
  Growth Index    10.30%   21.99%   12.45%     5.49%
-----------------------------------------------------------

* Year to date returns ("YTD") are not annualized.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1) Growth of a $10,000 investment in Class IB shares will vary from the results seen on this page due to differences in the expense charged to this share class.

(2) Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.

The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund's performance.

PORTFOLIO MANAGERS

MATTHEW D. HUDSON, CFA  ANDREW S. OFFIT, CPA            JEAN-MARC BERTEAUX
Vice President          Senior Vice President, Partner  Senior Vice President, Partner

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

The Class IA shares of Hartford Global Growth HLS Fund returned 10.27% for the six-month period ended June 30, 2007, in line with its benchmark, the MSCI World Growth Index, which returned 10.30% for the same period. The Fund outperformed the 9.89% return of the average fund in the Lipper Global Growth VA-UF Funds peer group, a group of funds with investment strategies similar to those of the Fund.

WHY DID THE FUND PERFORM THIS WAY?

Global equity markets performed well during the six-month period, bolstered by strong corporate earnings growth and healthy merger and acquisition activity across many industries. Within the MSCI World Growth Index, all sectors had positive returns, led by Materials, Energy, and Industrials stocks.

Fund performance was in line with that of the benchmark for the first half of the year. Favorable stock selection within Health Care, Information Technology, and Financials offset weaker selection in Consumer Discretionary, Industrials, and Consumer Staples. Sector allocation, which is primarily a result of bottom-up stock selection, was a negative contributor for the six-month period, driven by an underweight (i.e. the Fund's sector position was less than the benchmark position) position to strong-performing Materials stocks and an overweight (i.e. the Fund's sector position was greater than the benchmark position) position to the weaker Financials sector.

Elan (Pharmaceuticals & Biotechnology), Research in Motion (Technology Hardware & Equipment), and Nintendo (Software & Services) were the top three contributors on both a relative (i.e. performance of the Fund as measured against the benchmark) and absolute (i.e. total return) basis. Shares of Dublin-based biotechnology company Elan gained on investor optimism for promising drugs, including Bapineuzumab, a new antibody drug for treating Alzheimer's disease. Research In Motion reported earnings well ahead of consensus expectations on stronger than expected sales of its Blackberry wireless e-mail device. For Japanese video game developer Nintendo, sales trends remain positive for the company's new gaming console, the Wii, as the addressable market is larger than expected due to the ease of use of the product. We continue to hold all three stocks in the Fund.

Among the top detractors on both a relative and absolute basis were the Japanese online retailer and brokerage firm Rakuten (Retailing) and Network Appliance (Information Technology). First quarter results for Rakuten were below expectations due to margin pressure resulting from higher overhead costs. The brokerage and credit business segments also performed below expectations. We have reduced our position in this stock. Shares of

--------------------------------------------------------------------------------

Network Appliance, a supplier of storage and data management solutions, declined with lowered guidance and a sluggish outlook for enterprise spending, and we eliminated our position. Among other significant detractors from relative and absolute returns was one of last year's positive contributors in the Fund, Las Vegas Sands (Consumer Services), which saw its shares fall after reporting disappointing first quarter earnings on higher promotional and pre-opening costs at the new Venetian Macau casino, as well as lower-than-expected margins at its existing Sands Macau casino. We trimmed this position during the six-month period. Shares of Vallourec (Capital Goods), the French maker of seamless tubes for the oil and gas industries, traded lower during the first half of the year after posting strong returns in 2006. We exited this position during the period.


WHAT IS THE OUTLOOK?


The Fund's positioning is driven by bottom-up security selection. Information Technology continues to be our largest overweight, followed by Financials and Energy. During the period, the proceeds from trimming select software holdings were used to increase exposure to hardware stocks where we see prospects for continued above-market growth. The Fund's largest underweight positions are Consumer Discretionary, Consumer Staples, and Materials. We eliminated several retail holdings within Consumer Discretionary as uncertainty surrounding consumer spending trends continues to mount. Within Consumer Staples, we reduced exposure to food and beverage companies, both producers and retailers, as we believe that increased input costs are likely to pressure volume growth, and consequently, opportunity for margin expansion.

DIVERSIFICATION BY COUNTRY
as of June 30, 2007

                                                      PERCENTAGE OF
COUNTRY                                                NET ASSETS
-------------------------------------------------------------------
Austria                                                     1.3%
-------------------------------------------------------------------
Brazil                                                      1.4
-------------------------------------------------------------------
Canada                                                      4.7
-------------------------------------------------------------------
China                                                       2.4
-------------------------------------------------------------------
Finland                                                     1.5
-------------------------------------------------------------------
France                                                      4.9
-------------------------------------------------------------------
Germany                                                     4.6
-------------------------------------------------------------------
Greece                                                      0.8
-------------------------------------------------------------------
Ireland                                                     3.0
-------------------------------------------------------------------
Japan                                                       6.7
-------------------------------------------------------------------
Luxembourg                                                  0.8
-------------------------------------------------------------------
Mexico                                                      1.0
-------------------------------------------------------------------
Netherlands                                                 2.1
-------------------------------------------------------------------
South Korea                                                 2.2
-------------------------------------------------------------------
Spain                                                       1.1
-------------------------------------------------------------------
Switzerland                                                 4.2
-------------------------------------------------------------------
Taiwan                                                      1.4
-------------------------------------------------------------------
United Kingdom                                              8.4
-------------------------------------------------------------------
United States                                              46.3
-------------------------------------------------------------------
Short-Term Investments                                     19.1
-------------------------------------------------------------------
Other Assets and Liabilities                              (17.9)
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

DIVERSIFICATION BY INDUSTRY
as of June 30, 2007

                                                      PERCENTAGE OF
INDUSTRY                                               NET ASSETS
-------------------------------------------------------------------
Basic Materials                                             5.6%
-------------------------------------------------------------------
Capital Goods                                               4.3
-------------------------------------------------------------------
Consumer Cyclical                                           7.9
-------------------------------------------------------------------
Consumer Staples                                            4.9
-------------------------------------------------------------------
Energy                                                      6.2
-------------------------------------------------------------------
Finance                                                    13.6
-------------------------------------------------------------------
Health Care                                                13.7
-------------------------------------------------------------------
Services                                                    5.9
-------------------------------------------------------------------
Technology                                                 31.7
-------------------------------------------------------------------
Transportation                                              2.1
-------------------------------------------------------------------
Utilities                                                   2.9
-------------------------------------------------------------------
Short-Term Investments                                     19.1
-------------------------------------------------------------------
Other Assets and Liabilities                              (17.9)
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

Hartford Global Health HLS Fund inception 5/01/2000
(subadvised by Wellington Management Company, LLP)

PERFORMANCE OVERVIEW 5/1/00 - 6/30/07
Growth of a $10,000 investment(1)

(LINE GRAPH)

                                                                            GOLDMAN SACHS HEALTH CARE
                                                    GLOBAL HEALTH IA                  INDEX                   S&P 500 INDEX
                                                    ----------------        -------------------------         -------------
5/1/00                                                    10000                       10000                       10000
                                                          10246                       10391                        9795
6/00                                                      11908                       11522                       10036
                                                          12165                       11132                        9880
                                                          12828                       11534                       10493
                                                          13691                       12043                        9939
                                                          13911                       12333                        9897
                                                          14268                       12507                        9117
                                                          14818                       12959                        9162
                                                          13996                       11763                        9487
                                                          13953                       11708                        8622
                                                          13103                       10664                        8076
                                                          13814                       11130                        8703
                                                          14476                       11375                        8761
6/01                                                      14548                       11088                        8548
                                                          14475                       11392                        8464
                                                          14259                       11100                        7935
                                                          13803                       11014                        7294
                                                          14128                       11029                        7434
                                                          14915                       11619                        8004
                                                          15120                       11399                        8074
                                                          14697                       11094                        7957
                                                          14770                       11038                        7803
                                                          15160                       11176                        8097
                                                          14647                       10478                        7606
                                                          14202                       10274                        7550
6/02                                                      12923                        9297                        7013
                                                          12557                        9093                        6466
                                                          12342                        9158                        6508
                                                          11594                        8669                        5802
                                                          12341                        9072                        6311
                                                          13180                        9325                        6683
                                                          12554                        9002                        6290
                                                          12372                        9007                        6126
                                                          11987                        8852                        6034
                                                          12142                        9121                        6093
                                                          13194                        9541                        6594
                                                          14436                        9986                        6941
6/03                                                      14762                       10414                        7030
                                                          14819                       10455                        7154
                                                          14700                       10226                        7293
                                                          15044                       10241                        7216
                                                          15379                       10342                        7624
                                                          15815                       10529                        7691
                                                          16610                       11091                        8094
                                                          17273                       11417                        8242
                                                          17382                       11573                        8357
                                                          17170                       11239                        8231
                                                          17330                       11639                        8102
                                                          17257                       11624                        8213
6/04                                                      17484                       11622                        8372
                                                          16554                       10895                        8095
                                                          16749                       11029                        8128
                                                          16922                       11000                        8216
                                                          16955                       10743                        8341
                                                          17541                       11018                        8679
                                                          18736                       11786                        8974
                                                          18050                       11428                        8755
                                                          17863                       11732                        8939
                                                          17412                       11742                        8781
                                                          17939                       12207                        8615
                                                          18257                       12432                        8888
6/05                                                      18497                       12487                        8901
                                                          19463                       12919                        9232
                                                          20075                       12976                        9148
                                                          20396                       12891                        9222
                                                          19760                       12631                        9068
                                                          20288                       12902                        9411
                                                          21065                       13213                        9414
                                                          21788                       13372                        9663
                                                          21812                       13475                        9689
                                                          21858                       13324                        9810
                                                          21573                       12904                        9942
                                                          21196                       12675                        9656
6/06                                                      21285                       12680                        9669
                                                          21811                       13211                        9728
                                                          22203                       13558                        9959
                                                          22352                       13693                       10216
                                                          22926                       13779                       10549
                                                          22971                       13758                       10749
                                                          23421                       13930                       10900
                                                          24020                       14426                       11067
                                                          23776                       14172                       10851
                                                          23735                       14239                       10972
                                                          25028                       15090                       11458
                                                          25364                       15362                       11858
6/07                                                      24388                       14840                       11661

    --- GLOBAL HEALTH IA           --- GOLDMAN SACHS HEALTH CARE  -- S&P 500 INDEX
        $10,000 starting value         INDEX                          $10,000 starting value
        $24,388 ending value           $10,000 starting value         $11,661 ending value
                                       $14,840 ending value

GOLDMAN SACHS HEALTH CARE INDEX is a modified capitalization-weighted index based on United States headquartered health care companies. Stocks in the index are weighted such that each stock is no more than 7.5% of the market capitalization as of the most recent reconstitution date. The companies included in the index must be common stocks and be traded on the American Stock Exchange, Nasdaq or the New York Stock Exchange and meet certain established market capitalization levels.

S&P 500 INDEX is a market capitalization weighted price index composed of 500 widely held common stocks.

You cannot invest directly in an index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

AVERAGE ANNUAL RETURNS(2) (as of 6/30/07)

                                                  SINCE
                      YTD*    1 YEAR   5 YEAR   INCEPTION
--------------------------------------------------------------
Global Health IA      4.13%   14.58%   13.54%    13.25%
--------------------------------------------------------------
Global Health IB      4.00%   14.30%   13.26%    12.99%
--------------------------------------------------------------
Goldman Sachs Health
  Care Index          6.53%   17.03%    9.80%     5.66%**
--------------------------------------------------------------
S&P 500 Index         6.98%   20.60%   10.71%     2.17%**
--------------------------------------------------------------

 * Year to date returns ("YTD") are not annualized.
** Return is from 4/30/00.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1) Growth of a $10,000 investment in Class IB shares will vary from the results seen on this page due to differences in the expense charged to this share class.

(2) Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.

The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund's performance.

PORTFOLIO MANAGERS

JOSEPH H. SCHWARTZ, CFA      JEAN M. HYNES, CFA    ANN C. GALLO         KIRK J. MAYER, CFA    ROBERT L. DERESIEWICZ
Senior Vice President,       Senior Vice           Senior Vice          Vice President,       Vice President,
Partner, Global Industry     President, Partner,   President, Partner,  Global Industry       Global Industry
Analyst                      Global Industry       Global Industry      Analyst               Analyst
                             Analyst               Analyst

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

The Class IA shares of Hartford Global Health HLS Fund returned 4.13% for the six-month period ended June 30, 2007, underperforming its benchmark, the Goldman Sachs Health Care Index, which returned 6.53% for the same period. The Fund also underperformed the 5.91% return of the average fund in the Lipper Health and Biotechnology Funds Average peer group, a group of funds with investment strategies similar to those of the Fund.

WHY DID THE FUND PERFORM THIS WAY?

The Health Care sector performed well during the period, but lagged the broader market as measured by the S&P 500 Index 6.98% and the MSCI World Index 9.48%. Within the Goldman Sachs Health Care Index, the Health Care Technology, Life Science Tools & Services and Health Care Provider & Services industries were the best performers, while Biotechnology stocks lagged.

Underperformance was primarily due to unfavorable stock selection within the Pharmaceuticals industry. In particular, the Fund's exposure to Japanese Pharmaceutical stocks weighed on relative (i.e. performance of the Fund as measured against the benchmark) returns. In Japan, Eisai, Daiichi Sankyo and Shionogi were among the top detractors to the Fund from relative and absolute (i.e. total return) performance during the period. After a strong run in the second half of 2006, Eisai shares pulled back this year. In the second quarter, the company announced a minor setback for its Alzheimer's compound, which is in the early stages of development. Importantly, the company did win its patent litigation which prevents generic Aciphex from entering the U.S. market. Shares of Japan's second largest drugmaker, Daiichi Sankyo, fell after the company reported lower profits mainly due to higher research and development costs. Shionogi's shares declined after revising its fiscal year sales guidance down due to the weak influenza and pollen season in Japan, as well as slightly lower sales of some of their new products. Medicines Company was also a relative and absolute detractor during the period as shares were

--------------------------------------------------------------------------------

sold off after the company was denied a patent extension for its anti-coagulant drug Angiomax.

Elan, Schering-Plough and Medimmune were top contributors to the Fund on a relative and absolute basis. Elan's shares jumped after the company announced that its experimental Alzheimer's antibody would move into Phase III clinical trials. Schering-Plough reported strong first quarter results driven by demand for its key cholesterol drugs, Vytorin and Zetia. In addition, the company announced that its much anticipated anti-clotting agent would be moving into Phase III trials for the treatment of Acute Coronary Syndrome. Medimmune's stock price jumped considerably following the news that it would be acquired by AstraZeneca at a significant premium; we eliminated our position in the stock. Relative performance was also helped by avoiding poor performers Johnson & Johnson and Genentech and an underweight (i.e. the Fund's sector position was less than the benchmark position) position in Amgen.

WHAT IS THE OUTLOOK?


We continue to favor the Pharmaceutical & Biotechnology sub-sectors as significant potential exists for reduced cost structures and new product pipelines to provide upside potential. Despite weak recent stock performance, Japanese companies remain very attractive due to their strong cash balances and attractive new product pipelines. These factors combined with the potential for further industry consolidation should provide strong future investment returns. We strive to take advantage of market opportunities to upgrade the portfolio with those stocks with the best ratio of revenue growth relative to market capitalization. As a result, we continuously seek to add good companies on price weakness and trim into strength.

Within the Health Care Providers & Services sub-sector, although stocks generally appear to be fairly valued, investors seeking defensive holdings in anticipation of an economic slowdown could drive further appreciation. The results of last year's mid-term elections are likely to result in volatility in the near-term, as the market digests the implications of a Democrat-controlled Congress. We will continue to look for companies with stable or improving fundamentals at attractive valuations.

Within the Health Care Equipment & Supplies sub-sector, most stocks appear fairly valued; however, we continue to look for companies with underappreciated franchises or promising research and development (R&D) projects. It remains our view that cardiovascular disease represents one of the strongest prospects for growth within the sub-sector, with a large and under-penetrated market for cardiac rhythm management products, particularly implantable cardioverter defibrillators (ICD). Recent results suggest the ICD market has stabilized in the U.S. while foreign ICD markets remain strong. We maintain our exposure as we believe attractive upside potential awaits investors.

DIVERSIFICATION BY COUNTRY
as of June 30, 2007

                                                      PERCENTAGE OF
COUNTRY                                                NET ASSETS
-------------------------------------------------------------------
Belgium                                                     2.2%
-------------------------------------------------------------------
Denmark                                                     0.5
-------------------------------------------------------------------
France                                                      4.0
-------------------------------------------------------------------
Ireland                                                     2.4
-------------------------------------------------------------------
Israel                                                      1.4
-------------------------------------------------------------------
Japan                                                      10.5
-------------------------------------------------------------------
Spain                                                       0.5
-------------------------------------------------------------------
United Kingdom                                              2.4
-------------------------------------------------------------------
United States                                              75.3
-------------------------------------------------------------------
Short-Term Investments                                     10.4
-------------------------------------------------------------------
Other Assets and Liabilities                               (9.6)
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

DIVERSIFICATION BY INDUSTRY
as of June 30, 2007

                                                      PERCENTAGE OF
INDUSTRY                                               NET ASSETS
-------------------------------------------------------------------
Agencies, Brokerages, Other Insurance Activities            0.6%
-------------------------------------------------------------------
Drugs & Druggists Sundries Wholesalers                      5.4
-------------------------------------------------------------------
General Medical and Surgical Hospitals                      1.0
-------------------------------------------------------------------
Health and Personal Care Stores                             2.3
-------------------------------------------------------------------
Insurance Carriers                                          8.7
-------------------------------------------------------------------
Medical Equipment & Supplies Manufacturing                  5.7
-------------------------------------------------------------------
Navigate, Measure, Control Instruments                      7.6
-------------------------------------------------------------------
Pharmaceutical & Medicine Manufacturing                    58.5
-------------------------------------------------------------------
Professional Services -- Computer System Design and
  Related                                                   1.2
-------------------------------------------------------------------
Scientific Research & Development Services                  8.2
-------------------------------------------------------------------
Short-Term Investments                                     10.4
-------------------------------------------------------------------
Other Assets and Liabilities                               (9.6)
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

Hartford Global Technology HLS Fund inception 5/01/2000
(subadvised by Wellington Management Company, LLP)

PERFORMANCE OVERVIEW 5/1/00 - 6/30/07
Growth of a $10,000 investment(1)

(LINE GRAPH)

                                                                            GOLDMAN SACHS TECHNOLOGY
                                                  GLOBAL TECHNOLOGY IA           COMPOSITE INDEX              S&P 500 INDEX
                                                  --------------------      ------------------------          -------------
5/1/00                                                    10000                       10000                       10000
                                                           8904                        8898                        9795
6/00                                                      10278                        9992                       10036
                                                           9657                        9527                        9880
                                                          10986                       10766                       10493
                                                           9406                        9022                        9939
                                                           8539                        8341                        9897
                                                           6473                        6431                        9117
                                                           6263                        5880                        9162
                                                           7249                        6845                        9487
                                                           5667                        4947                        8622
                                                           4896                        4260                        8076
                                                           5773                        5073                        8703
                                                           5508                        4871                        8761
6/01                                                       5587                        4884                        8548
                                                           5233                        4536                        8464
                                                           4424                        3946                        7935
                                                           3446                        3148                        7294
                                                           3970                        3653                        7434
                                                           4662                        4276                        8004
                                                           4834                        4200                        8074
                                                           4780                        4196                        7957
                                                           4185                        3635                        7803
                                                           4497                        3894                        8097
                                                           3963                        3417                        7606
                                                           3728                        3277                        7550
6/02                                                       3339                        2814                        7013
                                                           2992                        2529                        6466
                                                           2960                        2497                        6508
                                                           2428                        2051                        5802
                                                           2938                        2499                        6311
                                                           3432                        2936                        6683
                                                           2969                        2509                        6290
                                                           3031                        2487                        6126
                                                           3025                        2525                        6034
                                                           3029                        2496                        6093
                                                           3349                        2756                        6594
                                                           3718                        3064                        6941
6/03                                                       3753                        3056                        7030
                                                           3957                        3232                        7154
                                                           4212                        3455                        7293
                                                           4161                        3405                        7216
                                                           4647                        3737                        7624
                                                           4740                        3809                        7691
                                                           4795                        3868                        8094
                                                           5004                        4050                        8242
                                                           4942                        3935                        8357
                                                           4809                        3827                        8231
                                                           4486                        3604                        8102
                                                           4792                        3804                        8213
6/04                                                       4893                        3897                        8372
                                                           4341                        3528                        8095
                                                           4057                        3352                        8128
                                                           4241                        3468                        8216
                                                           4449                        3652                        8341
                                                           4720                        3858                        8679
                                                           4859                        3981                        8974
                                                           4579                        3718                        8755
                                                           4589                        3725                        8939
                                                           4385                        3635                        8781
                                                           4315                        3449                        8615
                                                           4711                        3763                        8888
6/05                                                       4705                        3690                        8901
                                                           5012                        3938                        9232
                                                           5046                        3908                        9148
                                                           5084                        3948                        9222
                                                           5026                        3878                        9068
                                                           5382                        4137                        9411
                                                           5401                        4062                        9414
                                                           5856                        4213                        9663
                                                           5662                        4148                        9689
                                                           5783                        4241                        9810
                                                           5864                        4213                        9942
                                                           5442                        3904                        9656
6/06                                                       5303                        3850                        9669
                                                           5099                        3685                        9728
                                                           5432                        3974                        9959
                                                           5602                        4133                       10216
                                                           5755                        4298                       10549
                                                           5984                        4454                       10749
                                                           5961                        4426                       10900
                                                           5996                        4498                       11067
                                                           5934                        4406                       10851
                                                           5973                        4426                       10972
                                                           6213                        4648                       11458
                                                           6605                        4848                       11858
6/07                                                       6678                        4887                       11661

    --- GLOBAL TECHNOLOGY IA      -- GOLDMAN SACHS TECHNOLOGY        --- S&P 500 INDEX
        $10,000 starting value        COMPOSITE INDEX                    $10,000 starting value
        $6,678  ending value          $10,000 starting value             $11,661 ending value
                                      $4,887  ending value

GOLDMAN SACHS TECHNOLOGY COMPOSITE INDEX is a modified capitalization-weighted index based on United States head quartered technology companies. Stocks in the index are weighted such that each stock is no more than 8.5% of the market capitalization as of the most recent reconstitution date. The companies included in the index must be common stocks and be traded on the American Stock Exchange, Nasdaq or the New York Stock Exchange and meet certain established market capitalization levels.

S&P 500 INDEX is a market capitalization weighted price index composed of 500 widely held common stocks.

You cannot invest directly in an index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

AVERAGE ANNUAL RETURNS(2) (as of 6/30/07)

                                                    SINCE
                        YTD*    1 YEAR   5 YEAR   INCEPTION
----------------------------------------------------------------
Global Technology IA   12.04%   25.93%   14.87%    -5.48%
----------------------------------------------------------------
Global Technology IB   11.90%   25.61%   14.58%    -5.69%
----------------------------------------------------------------
Goldman Sachs
  Technology
  Composite Index      10.41%   26.93%   11.67%    -9.51%**
----------------------------------------------------------------
S&P 500 Index           6.98%   20.60%   10.71%     2.17%**
----------------------------------------------------------------

 * Year to date returns ("YTD") are not annualized.
** Return is from 4/30/00.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1) Growth of a $10,000 investment in Class IB shares will vary from the results seen on this page due to differences in the expense charged to this share class.
(2) Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.

The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund's performance.

PORTFOLIO MANAGERS

SCOTT E. SIMPSON                 JOHN F. AVERILL, CFA             ERIC C. STROMQUIST               BRUCE L. GLAZER
Senior Vice President, Partner,  Senior Vice President, Partner,  Senior Vice President, Partner,  Senior Vice President, Partner,
Global Industry Analyst          Global Industry Analyst          Global Industry Analyst          Global Industry Analyst

ANITA M. KILLIAN, CFA
Vice President,
Global Industry Analyst

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

The Class IA shares of Hartford Global Technology HLS Fund returned 12.04% for the six-month period ended June 30, 2007, outperforming its benchmark, the Goldman Sachs Technology Composite Index, which returned 10.41% for the same period. The Fund also outperformed the 10.97% return of the average fund in the Lipper Science and Technology Mutual Fund Average Funds peer group, a group of funds with investment strategies similar to those of the Fund.

WHY DID THE FUND PERFORM THIS WAY?

Technology stocks performed well during the period, outperforming the broader market as measured by the S&P 500 Index (+6.98)% and the MSCI World Index (+9.5)%. All industries within the Goldman Sachs Technology Composite Index posted positive returns for the period, led by Internet Catalog & Retail, Semiconductors & Semiconductor Equipment and Computers & Peripherals.

The Fund's outperformance was due to strong stock selection, particularly within the Communications Equipment and Computers & Peripherals industries. Research in Motion (Communications Equipment) and LG Electronics (Household Durables) were among the top relative (i.e. performance of the Fund as measured against the benchmark) and absolute (i.e. total return) contributors during the period. Research in Motion's shares increased after the company reported earnings well ahead of consensus expectations due to stronger-than-expected sales of its Blackberry wireless e-mail device. Shares of LG Electronics rose after the company surprised on the upside, driven by strong handsets sales and a seasonally strong period for home appliances. Relative performance was also helped by an underweight (i.e. the Fund's sector position was less than the benchmark position) position in Microsoft, which fell during the period. On an

--------------------------------------------------------------------------------

absolute basis, the Fund benefited from its position in Apple. The consumer electronics maker reported sharply higher profits due to lower component prices and strong sales of its MacBook laptops and iPod music players. Shares also benefited from investor enthusiasm for the company's Apple TV and iPhone products. We held all four stocks at the end of the period.

Soitec (Semiconductors & Semi Equipment) and Electronic Arts (Software) were among the Fund's top detractors from relative and absolute performance during the period. Soitec, whose technology boosts the performance and power efficiency of semiconductors, was impacted by disappointing results from its customer Advanced Micro Devices (AMD) as well as concerns that weak Playstation 3 console sales of its other key customer, Sony, could hurt revenues. Electronic Arts' stock was weak on the delay of its new video game, Spore, and spending plans that were higher than expected. Underweight positions in Qualcomm and Amazon also hurt benchmark relative returns. We did not own Qualcomm at the beginning of the period, and therefore did not realize all of the stock's gains during the period. Similarly, the Fund did not own Amazon, which was up sharply, detracting from relative returns. We held Soitec, Electronic Arts and Qualcomm at the end of the period.

WHAT IS THE OUTLOOK?

We believe we are now nearing the end of the global growth slowdown: we expect the U.S. economy -- both on the manufacturing and consumer side -- to start rebounding soon, albeit slowly. The strength of emerging markets economies is now proven, so overall, we are more likely to see a boom than a bust in 2008. We ended the period most overweight (i.e. the Fund's sector position was greater than the benchmark position) IT Services, Electronic Equipment, and Semiconductors & Equipment, and most underweight Software and Computers & Peripherals.

We reduced our weighting in Semiconductors and Semiconductors Equipment stocks and continue to apply careful stock picking in this area. The secular trend to outsource semiconductor manufacturing has shifted production to Asian foundries. This has reduced the volatility of capital equipment shipments, leading to a more benign environment.

Handset manufacturers continue to benefit from strong sales in emerging markets and a healthy upgrade market elsewhere. We focus on manufacturers with great new product portfolios and improving or stable pricing. In the enterprise hardware segment, demand for storage and networking equipment remains strong and should continue to outpace overall technology spending. The outlook for Internet advertising remains very strong as consumers continue to migrate their consumption of media to the online segment of the market. On the corporate side the software sector continues to consolidate and private equity interest in the services group remains very high.

DIVERSIFICATION BY COUNTRY
as of June 30, 2007

                                                      PERCENTAGE OF
COUNTRY                                                NET ASSETS
-------------------------------------------------------------------
Austria                                                     0.7%
-------------------------------------------------------------------
Canada                                                      2.3
-------------------------------------------------------------------
Finland                                                     4.1
-------------------------------------------------------------------
France                                                      1.0
-------------------------------------------------------------------
Japan                                                       1.2
-------------------------------------------------------------------
Luxembourg                                                  0.8
-------------------------------------------------------------------
Netherlands                                                 1.5
-------------------------------------------------------------------
South Korea                                                 2.7
-------------------------------------------------------------------
Sweden                                                      0.8
-------------------------------------------------------------------
Taiwan                                                      4.6
-------------------------------------------------------------------
United States                                              79.5
-------------------------------------------------------------------
Short-Term Investments                                     16.2
-------------------------------------------------------------------
Other Assets and Liabilities                              (15.4)
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

DIVERSIFICATION BY INDUSTRY
as of June 30, 2007

                                                      PERCENTAGE OF
INDUSTRY                                               NET ASSETS
-------------------------------------------------------------------
Activities Related to Credit Banking                        1.8%
-------------------------------------------------------------------
Audio and Video Equipment                                   1.2
-------------------------------------------------------------------
Business Support Services                                   1.0
-------------------------------------------------------------------
Communications Equipment                                   13.4
-------------------------------------------------------------------
Computer and Peripheral                                    24.0
-------------------------------------------------------------------
Electrical Equipment Manufacturing -- Component
  Other                                                     3.3
-------------------------------------------------------------------
Employment Services                                         4.2
-------------------------------------------------------------------
Industrial Machinery Manufacturing                          5.6
-------------------------------------------------------------------
Internet Publishing and Broadcasting                        1.0
-------------------------------------------------------------------
Management, Scientific, and Technical Consulting
  Services                                                  3.0
-------------------------------------------------------------------
On Line Information Services                                6.4
-------------------------------------------------------------------
Other Personal Services                                     0.8
-------------------------------------------------------------------
Professional Services -- Accounting, Tax Prep,
  Payroll                                                   1.8
-------------------------------------------------------------------
Professional Services -- Computer System Design and
  Related                                                   5.0
-------------------------------------------------------------------
Semiconductor, Electronic Component Manufacturing          12.2
-------------------------------------------------------------------
Software Publishers                                        10.8
-------------------------------------------------------------------
Wholesalers -- Electrical and Electronic Merchandise        2.7
-------------------------------------------------------------------
Wireless Communications Services                            1.0
-------------------------------------------------------------------
Short-Term Investments                                     16.2
-------------------------------------------------------------------
Other Assets and Liabilities                              (15.4)
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

Hartford Growth HLS Fund inception 4/30/2002
(subadvised by Wellington Management Company, LLP)

PERFORMANCE OVERVIEW 4/30/02 - 6/30/07
Growth of a $10,000 investment(1)

(LINE GRAPH)

                                                                         GROWTH IA                  RUSSELL 1000 GROWTH INDEX
                                                                         ---------                  -------------------------
4/02                                                                       10000                              10000
                                                                            9774                               9758
6/02                                                                        8954                               8855
                                                                            8406                               8368
                                                                            8559                               8393
                                                                            7939                               7523
                                                                            8722                               8213
                                                                            9204                               8659
                                                                            8657                               8061
                                                                            8455                               7865
                                                                            8311                               7828
                                                                            8577                               7974
                                                                            9282                               8563
                                                                            9741                               8991
6/03                                                                        9968                               9115
                                                                           10144                               9341
                                                                           10378                               9574
                                                                           10355                               9471
                                                                           11156                              10004
                                                                           11303                              10108
                                                                           11497                              10458
                                                                           11878                              10671
                                                                           12023                              10739
                                                                           11987                              10540
                                                                           11833                              10417
                                                                           12331                              10612
6/04                                                                       12596                              10744
                                                                           11624                              10137
                                                                           11335                              10087
                                                                           11838                              10183
                                                                           11953                              10342
                                                                           12400                              10697
                                                                           12934                              11117
                                                                           12387                              10746
                                                                           12236                              10860
                                                                           11950                              10662
                                                                           11873                              10459
                                                                           12589                              10965
6/05                                                                       12730                              10925
                                                                           12988                              11459
                                                                           12900                              11311
                                                                           13103                              11364
                                                                           12848                              11253
                                                                           13438                              11739
                                                                           13537                              11702
                                                                           14002                              11907
                                                                           13689                              11888
                                                                           13850                              12064
                                                                           14194                              12047
                                                                           13197                              11639
6/06                                                                       13154                              11593
                                                                           12776                              11372
                                                                           13139                              11727
                                                                           13455                              12049
                                                                           13745                              12473
                                                                           14146                              12721
                                                                           14162                              12764
                                                                           14262                              13092
                                                                           13859                              12846
                                                                           14003                              12915
                                                                           14630                              13523
                                                                           15385                              14010
6/07                                                                       15334                              13801

    --- GROWTH IA                              --- RUSSELL 1000 GROWTH INDEX
        $10,000 starting value                     $10,000 starting value
        $15,334 ending value                       $13,801 ending value

RUSSELL 1000 GROWTH INDEX is an unmanaged index which measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. (The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which measures the performance of the 3,000 largest United States companies based on total market capitalization.)

You cannot invest directly in the index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

AVERAGE ANNUAL RETURNS(2) (as of 6/30/07)

                                                       SINCE
                           YTD*    1 YEAR   5 YEAR   INCEPTION
-------------------------------------------------------------------
Growth IA                  8.28%   16.57%   11.36%     8.62%
-------------------------------------------------------------------
Growth IB                  8.14%   16.28%   11.09%     8.35%
-------------------------------------------------------------------
Russell 1000 Growth Index  8.13%   19.04%    9.28%     6.43%
-------------------------------------------------------------------

* Year to date returns ("YTD") are not annualized.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1) Growth of a $10,000 investment in Class IB shares will vary from the results seen on this page due to differences in the expense charged to this share class.
(2) Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.

The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund's performance.

PORTFOLIO MANAGERS

ANDREW J. SHILLING, CFA                                            JOHN A. BOSELLI, CFA
Senior Vice President, Partner                                     Senior Vice President, Partner

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

The Class IA shares of Hartford Growth HLS Fund returned 8.28% for the six-month period ended June 30, 2007, outperforming its benchmark, the Russell 1000 Growth Index, which returned 8.13% for the same period. The Fund also outperformed the 7.43% return of the average fund in the Lipper Large Cap Growth Funds peer group, a group of funds with investment strategies similar to those of the Fund.

WHY DID THE FUND PERFORM THIS WAY?

During the period, U.S. equities posted positive returns as views of solidifying economic growth outweighed concerns of rising interest rates and a continuing U.S. housing slump. Mid cap stocks outperformed larger cap stocks, which in turn slightly outperformed smaller cap stocks as measured by the S&P 400 MidCap Index, S&P 500 Index, and Russell 2000 Index, respectively. Growth stocks outperformed value stocks, as measured by the Russell 1000 Growth Index and Russell 1000 Value Index. Within the Russell 1000 Growth Index the Energy, Utilities, and Materials sectors posted the strongest returns, while Consumer Discretionary and Financials lagged.

The Fund outperformed its benchmark due to a combination of strong security selection in the Materials sector and allocation among sectors, which is a result of the bottom-up security selection process. Underweights (i.e. the Fund's sector position was less than the benchmark position) to lagging Consumer Discretionary and Consumer Staples stocks and an overweight (i.e. the Fund's sector position was greater than the benchmark position) to Information Technology stocks were additive to performance. Stock selection in Materials was particularly strong, and helped to partly offset weaker stock selection in Information Technology and Industrials.

The top performing stocks on a relative (i.e. performance of the Fund as measured against the benchmark) and absolute (i.e. total return) basis were Schering-Plough (Health Care), Potash (Materials), and Cameco (Energy). Like much of the Pharmaceutical industry, Schering-Plough reported impressive first quarter results, bolstered by strong revenue growth as many of the company's top selling products achieved double digit growth. Potash, the Canadian fertilizer and feed products company, benefited from rising potash prices as demand for fertilizer in the U.S. and other regions was driven to multi-year highs. Cameco, a Canadian uranium producer, saw share prices appreciate with the rising price of uranium. Supply/demand dynamics for uranium remain favorable.

--------------------------------------------------------------------------------

Among the top detractors on both a relative and absolute basis were Network Appliance (Information Technology), and Health Care stocks Medtronic and Sanofi-Aventis. Storage and data management company Network Appliance's shares declined with lowered guidance and a sluggish outlook for enterprise spending. Shares of Medtronic, a medical device firm, declined after reporting disappointing implantable cardiac defibrillator (ICD) sales growth. Drug manufacturer Sanofi-Aventis faces further FDA testing of weight-reduction drug Acomplia.

WHAT IS THE OUTLOOK?

We continue to focus our efforts on picking stocks one-at-a-time based on detailed fundamental research. Based on bottom-up decisions such as these, the Fund ended the period with its largest overweight positions in Industrials, Information Technology, and Telecommunications Services. Within Industrials, positions in capital goods companies should benefit from strong spending cycles in aerospace and energy infrastructure. Consumer Discretionary exposure increased during the period, although the Fund is still underweight relative to the benchmark. Exposure to the Health Care and Energy sectors decreased during the period. The Fund closed the period most underweight the Consumer Staples, Health Care, and Energy sectors.

DIVERSIFICATION BY INDUSTRY
as of June 30, 2007

                                                      PERCENTAGE OF
INDUSTRY                                               NET ASSETS
-------------------------------------------------------------------
Basic Materials                                             6.5%
-------------------------------------------------------------------
Capital Goods                                               6.8
-------------------------------------------------------------------
Consumer Cyclical                                           5.2
-------------------------------------------------------------------
Consumer Staples                                            2.3
-------------------------------------------------------------------
Energy                                                      2.5
-------------------------------------------------------------------
Finance                                                    11.1
-------------------------------------------------------------------
Health Care                                                11.5
-------------------------------------------------------------------
Services                                                   16.5
-------------------------------------------------------------------
Technology                                                 35.2
-------------------------------------------------------------------
Transportation                                              2.7
-------------------------------------------------------------------
Short-Term Investments                                     14.1
-------------------------------------------------------------------
Other Assets and Liabilities                              (14.4)
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

Hartford Growth Opportunities HLS Fund inception 3/24/1987
(subadvised by Wellington Management Company, LLP)

PERFORMANCE OVERVIEW 6/30/97 - 6/30/07
Growth of a $10,000 investment(1)

(LINE GRAPH)

                                                                  GROWTH OPPORTUNITIES IA           RUSSELL 3000 GROWTH INDEX
                                                                  -----------------------           -------------------------
6/97                                                                       10000                              10000
                                                                           10954                              10849
                                                                           10604                              10303
                                                                           11138                              10842
                                                                           10667                              10415
                                                                           10571                              10786
                                                                           10501                              10896
                                                                           10362                              11176
                                                                           11226                              12030
                                                                           11776                              12512
                                                                           11836                              12676
                                                                           11555                              12264
6/98                                                                       12162                              12959
                                                                           11570                              12785
                                                                            9468                              10782
                                                                           10212                              11630
                                                                           10701                              12539
                                                                           11104                              13494
                                                                           12498                              14711
                                                                           12886                              15560
                                                                           11896                              14797
                                                                           12547                              15558
                                                                           12562                              15672
                                                                           12219                              15228
6/99                                                                       13149                              16274
                                                                           13129                              15758
                                                                           13381                              15954
                                                                           13440                              15662
                                                                           14432                              16790
                                                                           16138                              17754
                                                                           19392                              19688
                                                                           19139                              18817
                                                                           24757                              19993
                                                                           22467                              21124
                                                                           20563                              20037
                                                                           19315                              18977
6/00                                                                       22261                              20483
                                                                           21572                              19566
                                                                           24514                              21356
                                                                           24543                              19400
                                                                           22423                              18437
                                                                           18168                              15677
                                                                           20165                              15274
                                                                           19831                              16342
                                                                           17327                              13605
                                                                           15456                              12143
                                                                           17003                              13675
                                                                           16859                              13512
6/01                                                                       16827                              13251
                                                                           16444                              12864
                                                                           15345                              11828
                                                                           12988                              10599
                                                                           13655                              11184
                                                                           15024                              12249
                                                                           15557                              12277
                                                                           15408                              12045
                                                                           14498                              11526
                                                                           15261                              11964
                                                                           14528                              11037
                                                                           14346                              10743
6/02                                                                       12756                               9754
                                                                           11514                               9151
                                                                           11248                               9177
                                                                           10358                               8243
                                                                           11096                               8977
                                                                           12110                               9490
                                                                           11255                               8834
                                                                           11118                               8618
                                                                           10973                               8566
                                                                           11285                               8724
                                                                           12302                               9380
                                                                           13240                               9886
6/03                                                                       13636                              10025
                                                                           13772                              10310
                                                                           14384                              10588
                                                                           14208                              10463
                                                                           15451                              11074
                                                                           15956                              11208
                                                                           16184                              11570
                                                                           16687                              11834
                                                                           16936                              11902
                                                                           17084                              11702
                                                                           16583                              11531
                                                                           17216                              11747
6/04                                                                       17749                              11912
                                                                           16285                              11206
                                                                           16070                              11136
                                                                           16931                              11282
                                                                           17215                              11466
                                                                           18048                              11908
                                                                           18965                              12371
                                                                           18318                              11946
                                                                           18168                              12077
                                                                           17835                              11837
                                                                           17387                              11566
                                                                           18492                              12147
6/05                                                                       19205                              12138
                                                                           20313                              12754
                                                                           20415                              12588
                                                                           20877                              12650
                                                                           20485                              12497
                                                                           21424                              13050
                                                                           22058                              13011
                                                                           23516                              13329
                                                                           23195                              13303
                                                                           23635                              13541
                                                                           24037                              13521
                                                                           22698                              13015
6/06                                                                       22383                              12969
                                                                           21726                              12685
                                                                           22250                              13079
                                                                           22666                              13415
                                                                           23376                              13920
                                                                           24484                              14201
                                                                           24716                              14242
                                                                           25284                              14599
                                                                           24838                              14344
                                                                           25296                              14426
                                                                           26785                              15080
                                                                           28511                              15634
6/07                                                                       28771                              15413

    --- GROWTH OPPORTUNITIES IA                --- RUSSELL 3000 GROWTH INDEX
        $10,000 starting value                     $10,000 starting value
        $28,771 ending value                       $15,413 ending value

RUSSELL 3000 GROWTH INDEX is an unmanaged index that measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. (The Russell 3000 Index is an unmanaged index that measures the performance of the 3,000 largest United States companies based on total market capitalization.)

You cannot invest directly in the index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

AVERAGE ANNUAL RETURNS (as of 6/30/07)

                           YTD*    1 YEAR   5 YEAR   10 YEAR
-----------------------------------------------------------------
Growth Opportunities IA   16.41%   28.54%   17.67%   11.15%
-----------------------------------------------------------------
Growth Opportunities
 IB(2)                    16.26%   28.25%   17.38%   10.87%
-----------------------------------------------------------------
Russell 3000 Growth
 Index                     8.22%   18.84%    9.58%    4.42%
-----------------------------------------------------------------

* Year to date returns ("YTD") are not annualized.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1) Growth of a $10,000 investment in Class IB shares will vary from the results seen on this page due to differences in the expense charged to this share class.
(2) Class IB shares commenced on May 1, 2002. Class IB share performance prior to that date reflects Class IA share performance adjusted to reflect the 12b-1 fee of 0.25% applicable to Class IB shares. The performance after such date reflects actual Class IB share performance.

The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund's performance.

PORTFOLIO MANAGERS

MICHAEL T. CARMEN, CFA, CPA                               MARIO E. ABULARACH, CFA
Senior Vice President, Partner                            Vice President,
                                                          Equity Research Analyst

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

The Class IA shares of Hartford Growth Opportunities HLS Fund returned 16.41% for the six-month period ended June 30, 2007, outperforming its benchmark, Russell 3000 Growth Index, which returned 8.22% for the same period. The Fund also outperformed the 9.15% return of the average fund in the Lipper Multi-Cap Growth VA-UF Average Funds peer group, a group of funds with investment strategies similar to those of the Fund.

WHY DID THE FUND PERFORM THIS WAY?

U.S. equity markets advanced during the period, supported by continued strength in corporate earnings and a solidifying global economy. Mid cap stocks set the pace for the six months ended June 30, rising 9.9% as measured by the Russell Midcap Index. In a reversal of the last several years' experience, large cap stocks led small cap stocks by 0.7% when measured using the Russell 1000 Index and Russell 2000 Index, respectively. In another change in leadership, growth stocks outpaced their value peers, as the Russell 3000 Growth Index's return of 8.22% was well ahead of the Russell 3000 Value Index's return of 6.01%. All sectors within the Russell 3000 Growth Index rose, led by Energy, Utilities, and Materials. Financial and Consumer Discretionary stocks posted the weakest returns during the period.

The Fund outperformed its benchmark and peer group by maintaining its focus on stock selection. Selection was particularly strong in the Materials and Consumer Discretionary sectors. Sector weightings, the result of bottom-up stock selection decisions, were also additive to relative (i.e. performance of the Fund as measured against the benchmark) performance, largely due to overweight (i.e. the Fund's sector position was greater than the benchmark position) positions in surging Energy and Materials stocks. The top contributors to absolute (i.e. total return) and benchmark-relative returns were Potash (Materials), Foster Wheeler (Capital Goods), and Mosaic (Materials). Canadian agricultural products firm Potash reported record earnings as increasing end-market demand resulted in tight global capacity utilization rates at potash producers. Shares in global engineering and construction company Foster Wheeler outperformed as quarterly earnings and backlogs exceeded expectations. The company is experiencing a boom as higher spending on energy projects produces more business and better margins. Crop-nutrient maker Mosaic's shares rose during the period on optimism about its Saskatchewan mines and phosphate export prices.

Stock selection was weaker among Energy, Information Technology, and Utilities stocks. Network Appliance, Medicines Company, Shionogi, and Eisai were the top detractors from

--------------------------------------------------------------------------------

relative and absolute performance. Network Appliance, a supplier of storage and data management solutions, saw its shares decline with lowered guidance and a sluggish outlook for enterprise spending. Shares of biotechnology company Medicines Company were weak after its patent term extension for Angiomax, an anticoagulant, was denied by the patent office. Unless a bill is passed by Congress to reverse the decision, Angiomax's patent will expire in 2010. In the near term the company will continue to build its acute care franchise through label expansions for several drugs. Two Japanese drug development companies, Shionogi and Easai, suffered negative results during the period. Shionogi cut its operating profit estimates, citing a tough market for antibiotics and a mild flu season. Eisai revealed a minor setback for an Alzheimer's drug in early development, contributing to a pullback in the stock. Importantly, Eisai won its patent litigation preventing generic Aciphex from entering the U.S. market.

WHAT IS THE OUTLOOK?

While global economic growth appears to be on track, there clearly has been a deceleration in the U.S. We continue to anticipate 2-3% domestic GDP growth, with global growth north of 3% and global profit growth in the single digits. Overall, the inflation picture is mixed, as the recovery in oil prices and increases in grain prices suggests increased pressure on inflation and interest rates. The biggest negative in the economy is housing, which was overbuilt and clearly is correcting.

Positioning within the Fund is determined by fundamental, stock-by-stock research. These bottom-up decisions resulted in overweights in Materials, Health Care and Consumer Discretionary stocks and underweights (i.e. the Fund's sector position was less than the benchmark position) in the Consumer Staples, Financials, and Information Technology sectors at the end of the period.

DIVERSIFICATION BY INDUSTRY
as of June 30, 2007

                                                      PERCENTAGE OF
INDUSTRY                                               NET ASSETS
-------------------------------------------------------------------
Basic Materials                                             9.9%
-------------------------------------------------------------------
Capital Goods                                               1.4
-------------------------------------------------------------------
Consumer Cyclical                                          11.3
-------------------------------------------------------------------
Consumer Staples                                            3.3
-------------------------------------------------------------------
Energy                                                      6.1
-------------------------------------------------------------------
Finance                                                     3.8
-------------------------------------------------------------------
Health Care                                                19.3
-------------------------------------------------------------------
Services                                                   10.5
-------------------------------------------------------------------
Technology                                                 29.6
-------------------------------------------------------------------
Transportation                                              1.3
-------------------------------------------------------------------
Utilities                                                   1.2
-------------------------------------------------------------------
Short-Term Investments                                     16.4
-------------------------------------------------------------------
Other Assets and Liabilities                              (14.1)
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

Hartford High Yield HLS Fund inception 9/30/1998
(subadvised by Hartford Investment Management Company)

PERFORMANCE OVERVIEW 9/30/98 - 6/30/07
Growth of a $10,000 investment(1)

(LINE GRAPH)

                                                                                                    LEHMAN BROTHERS HIGH YIELD
                                                                       HIGH YIELD IA                     CORPORATE INDEX
                                                                       -------------                --------------------------
9/98                                                                       10000                              10000
                                                                            9992                               9795
                                                                           10340                              10202
                                                                           10368                              10213
                                                                           10528                              10364
                                                                           10531                              10303
                                                                           10695                              10402
                                                                           10898                              10603
                                                                           10693                              10460
6/99                                                                       10703                              10437
                                                                           10696                              10479
                                                                           10620                              10363
                                                                           10599                              10289
                                                                           10660                              10221
                                                                           10797                              10341
                                                                           10856                              10457
                                                                           10758                              10412
                                                                           10730                              10431
                                                                           10637                              10212
                                                                           10674                              10229
                                                                           10576                              10123
6/00                                                                       10840                              10330
                                                                           10960                              10408
                                                                           11113                              10479
                                                                           11067                              10388
                                                                           10867                              10056
                                                                           10596                               9657
                                                                           10968                               9844
                                                                           11691                              10581
                                                                           11742                              10722
                                                                           11489                              10469
                                                                           11337                              10339
                                                                           11419                              10525
6/01                                                                       11018                              10230
                                                                           11198                              10381
                                                                           11300                              10503
                                                                           10592                               9797
                                                                           11030                              10039
                                                                           11378                              10406
                                                                           11263                              10363
                                                                           11156                              10436
                                                                           10818                              10290
                                                                           10905                              10538
                                                                           11061                              10706
                                                                           10993                              10647
6/02                                                                       10409                               9862
                                                                            9928                               9431
                                                                           10053                               9700
                                                                            9791                               9573
                                                                            9822                               9489
                                                                           10385                              10077
                                                                           10487                              10218
                                                                           10764                              10558
                                                                           10952                              10688
                                                                           11148                              10995
                                                                           11687                              11647
                                                                           11860                              11768
6/03                                                                       12077                              12106
                                                                           11790                              11973
                                                                           11936                              12111
                                                                           12267                              12442
                                                                           12474                              12693
                                                                           12632                              12886
                                                                           12919                              13177
                                                                           13061                              13429
                                                                           13025                              13395
                                                                           13070                              13486
                                                                           12904                              13394
                                                                           12669                              13168
6/04                                                                       12831                              13356
                                                                           13009                              13538
                                                                           13227                              13803
                                                                           13411                              14004
                                                                           13668                              14257
                                                                           13738                              14429
                                                                           13875                              14644
                                                                           13815                              14625
                                                                           14028                              14840
                                                                           13571                              14408
                                                                           13464                              14268
                                                                           13717                              14521
6/05                                                                       13914                              14806
                                                                           14093                              15065
                                                                           14114                              15094
                                                                           13966                              14943
                                                                           13857                              14839
                                                                           14022                              14916
                                                                           14170                              15045
                                                                           14331                              15285
                                                                           14436                              15387
                                                                           14530                              15479
                                                                           14633                              15574
                                                                           14629                              15572
6/06                                                                       14561                              15517
                                                                           14692                              15669
                                                                           14927                              15923
                                                                           15099                              16149
                                                                           15331                              16369
                                                                           15562                              16644
                                                                           15753                              16827
                                                                           15948                              17015
                                                                           16197                              17253
                                                                           16238                              17271
                                                                           16466                              17495
                                                                           16591                              17626
6/07                                                                       16295                              17309

    --- HIGH YIELD IA                          --- LEHMAN BROTHERS HIGH YIELD CORPORATE
        $10,000 starting value                     INDEX
        $16,295 ending value                       $10,000 starting value
                                                   $17,309 ending value

LEHMAN BROTHERS HIGH YIELD CORPORATE INDEX is an unmanaged broad-based market value-weighted index that tracks the total return performance of non-investment grade, fixed-rate, publicly placed, dollar denominated and nonconvertible debt registered with the SEC.

You cannot invest directly in the index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

AVERAGE ANNUAL RETURNS(2) (as of 6/30/07)

                                                        SINCE
                         YTD*     1 YEAR    5 YEAR    INCEPTION
--------------------------------------------------------------------
High Yield IA            3.44%    11.91%     9.38%      5.74%
--------------------------------------------------------------------
High Yield IB            3.31%    11.63%     9.10%      5.50%
--------------------------------------------------------------------
Lehman Brothers High
  Yield Corporate
  Index                  2.87%    11.55%    11.91%      6.47%
--------------------------------------------------------------------

* Year to date returns ("YTD") are not annualized.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1) Growth of a $10,000 investment in Class IB shares will vary from the results seen on this page due to differences in the expense charged to this share class.

(2) Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.

The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund's performance.

PORTFOLIO MANAGERS

MARK NILAND, CFA                                       NASRI TOUTOUNGI                 JAMES SERHANT, CFA
Managing Director                                      Managing Director               Senior Vice President

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

The Class IA Shares of Hartford High Yield HLS Fund returned 3.44% for the six months ended June 30, 2007, versus its benchmark, the Lehman Brothers High Yield Corporate Index, which returned 2.87%, and the Lipper VA High Yield Funds category, a group of funds with investment strategies similar to those of the Fund, which returned 3.06%.

WHY DID THE FUND PERFORM THIS WAY?

Security selection contributed the most to total return, as a number of positions experienced meaningful price appreciation. Clarke American Corp. offered to repurchase its debt at a significant premium in the wake of a previous acquisition. Charter Communications, Inc. continued to improve its operating performance while valuation levels for the entire media cable industry continued to improve. Level 3 Communications, Inc. was active in its ongoing efforts to improve its liquidity and leverage profile.

Contributing to performance were an overweight (i.e. the Fund's sector position was greater than the benchmark position) to the wireless sector, and a heavy weighting in cellular company MetroPCS Communications Inc. which benefited from strengthening industry fundamentals and an initial public offering that reduced the company's leverage. Debt securities issued by Nortel Networks also posted a strong total return, reflecting the improvement in the company's profitability.

Detracting slightly from performance were underweights (i.e. the Fund's sector position was less than the benchmark position) to, and security selection in, the gaming sector. Some of the smaller gaming issuers (which the Fund has tended to underweight) had relatively strong returns during the period. This also proved to be the case within the Fund's pharmaceutical allocation, as some of the "one-off" types of companies (smaller companies with significant financial or operating challenges) that we tend to avoid experienced higher price appreciation during the period than we anticipated.

WHAT IS THE OUTLOOK?

Our outlook remains positive on the high-yield market mainly due to its persistent and fundamental underlying strength: the debt service capabilities of most companies remain strong and default rates are hovering near record lows. It is the well-publicized problems plaguing the sub-prime mortgage sector that have prompted a bout of volatility in all risk markets, including high yield. This has increased yields relative to U.S. Treasuries, creating a number of attractive opportunities for the Fund. The sub-prime woes have also triggered a necessary and welcome tightening of underwriting standards that will afford creditors a higher level of

--------------------------------------------------------------------------------

protection in the future. As earnings for the second quarter 2007 are released, we will closely monitor the degree to which companies are able to exceed expectations as well as their forward earnings guidance.

DIVERSIFICATION BY INDUSTRY
as of June 30, 2007

                                                      PERCENTAGE OF
INDUSTRY                                               NET ASSETS
-------------------------------------------------------------------
Basic Materials                                            10.7%
-------------------------------------------------------------------
Capital Goods                                               1.8
-------------------------------------------------------------------
Consumer Cyclical                                          12.8
-------------------------------------------------------------------
Consumer Staples                                            1.4
-------------------------------------------------------------------
Energy                                                      4.1
-------------------------------------------------------------------
Finance                                                    13.9
-------------------------------------------------------------------
Health Care                                                 5.8
-------------------------------------------------------------------
Services                                                   21.8
-------------------------------------------------------------------
Technology                                                 16.8
-------------------------------------------------------------------
Transportation                                              1.6
-------------------------------------------------------------------
Utilities                                                   4.1
-------------------------------------------------------------------
Short-Term Investments                                     26.0
-------------------------------------------------------------------
Other Assets and Liabilities                              (20.8)
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

DISTRIBUTION BY CREDIT QUALITY
as of June 30, 2007

                                                      PERCENTAGE OF
                                                        LONG-TERM
RATING                                                  HOLDINGS
-------------------------------------------------------------------
AAA                                                         0.3%
-------------------------------------------------------------------
BB                                                         18.4
-------------------------------------------------------------------
B                                                          52.5
-------------------------------------------------------------------
CCC                                                        25.0
-------------------------------------------------------------------
C                                                           0.0
-------------------------------------------------------------------
NR                                                          3.8
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

Hartford Index HLS Fund inception 5/1/1987
(subadvised by Hartford Investment Management Company)

PERFORMANCE OVERVIEW 6/30/97 - 6/30/07
Growth of a $10,000 investment(1)

(LINE GRAPH)

                                                                          INDEX IA                        S&P 500 INDEX
                                                                          --------                        -------------
6/97                                                                       10000                              10000
                                                                           10791                              10795
                                                                           10184                              10191
                                                                           10737                              10749
                                                                           10376                              10390
                                                                           10848                              10871
                                                                           11030                              11057
                                                                           11150                              11179
                                                                           11948                              11985
                                                                           12555                              12599
                                                                           12677                              12725
                                                                           12452                              12507
6/98                                                                       12957                              13014
                                                                           12814                              12876
                                                                           10957                              11014
                                                                           11657                              11720
                                                                           12600                              12673
                                                                           13356                              13441
                                                                           14126                              14215
                                                                           14706                              14809
                                                                           14244                              14349
                                                                           14809                              14923
                                                                           15374                              15501
                                                                           15001                              15135
6/99                                                                       15833                              15975
                                                                           15331                              15476
                                                                           15254                              15399
                                                                           14833                              14977
                                                                           15763                              15925
                                                                           16078                              16248
                                                                           17020                              17205
                                                                           16160                              16341
                                                                           15848                              16032
                                                                           17387                              17599
                                                                           16858                              17070
                                                                           16505                              16720
6/00                                                                       16907                              17132
                                                                           16637                              16864
                                                                           17664                              17911
                                                                           16726                              16966
                                                                           16649                              16894
                                                                           15332                              15563
                                                                           15403                              15639
                                                                           15943                              16194
                                                                           14484                              14718
                                                                           13562                              13786
                                                                           14610                              14856
                                                                           14702                              14956
6/01                                                                       14337                              14592
                                                                           14191                              14448
                                                                           13297                              13545
                                                                           12214                              12452
                                                                           12444                              12689
                                                                           13393                              13663
                                                                           13506                              13783
                                                                           13302                              13582
                                                                           13041                              13320
                                                                           13527                              13821
                                                                           12703                              12983
                                                                           12602                              12888
6/02                                                                       11703                              11970
                                                                           10786                              11038
                                                                           10852                              11110
                                                                            9669                               9903
                                                                           10519                              10774
                                                                           11132                              11407
                                                                           10474                              10737
                                                                           10196                              10457
                                                                           10040                              10300
                                                                           10134                              10400
                                                                           10970                              11256
                                                                           11541                              11849
6/03                                                                       11683                              12000
                                                                           11885                              12212
                                                                           12111                              12450
                                                                           11978                              12318
                                                                           12651                              13014
                                                                           12757                              13128
                                                                           13421                              13816
                                                                           13661                              14070
                                                                           13847                              14265
                                                                           13634                              14050
                                                                           13415                              13830
                                                                           13593                              14019
6/04                                                                       13849                              14292
                                                                           13389                              13819
                                                                           13440                              13874
                                                                           13580                              14025
                                                                           13783                              14239
                                                                           14335                              14815
                                                                           14816                              15319
                                                                           14451                              14945
                                                                           14748                              15260
                                                                           14484                              14990
                                                                           14201                              14706
                                                                           14651                              15173
6/05                                                                       14667                              15195
                                                                           15206                              15760
                                                                           15065                              15616
                                                                           15181                              15742
                                                                           14922                              15480
                                                                           15480                              16065
                                                                           15483                              16070
                                                                           15893                              16496
                                                                           15931                              16540
                                                                           16126                              16746
                                                                           16336                              16971
                                                                           15862                              16483
6/06                                                                       15880                              16505
                                                                           15974                              16607
                                                                           16351                              17001
                                                                           16768                              17439
                                                                           17309                              18007
                                                                           17635                              18349
                                                                           17876                              18606
                                                                           18141                              18892
                                                                           17781                              18524
                                                                           17974                              18730
                                                                           18765                              19560
                                                                           19414                              20242
6/07                                                                       19087                              19905

    --- INDEX IA                               --- S&P 500 INDEX
        $10,000 starting value                     $10,000 starting value
        $19,087 ending value                       $19,905 ending value

S&P 500 INDEX is a market capitalization weighted price index composed of 500 widely held common stocks.

You cannot invest directly in the index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

AVERAGE ANNUAL RETURNS(2) (as of 6/30/07)

               YTD*   1 YEAR  5 YEAR  10 YEAR
--------------------------------------------------
Index IA       6.77%  20.19%  10.28%    6.68%
--------------------------------------------------
Index IB(3)    6.64%  19.90%  10.00%    6.43%
--------------------------------------------------
S&P 500 Index  6.98%  20.60%  10.71%    7.13%
--------------------------------------------------

* Year to date returns ("YTD") are not annualized.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1) Growth of a $10,000 investment in Class IB shares will vary from the results seen on this page due to differences in the expense charged to this share class.
(2) Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.
(3) Class IB shares commenced on November 9, 1999. Class IB share performance prior to that date reflects Class IA share performance adjusted to reflect the 12b-1 fee of 0.25% applicable to Class IB shares. The performance after such date reflects actual Class IB share performance.

The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund's performance.

PORTFOLIO MANAGER

DEANE GYLLENHAAL
Vice President

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

The Class IA shares of Hartford Index HLS Fund returned 6.77% for the six months ended June 30, 2007, versus its benchmark, the S&P 500 Index, which returned 6.98%, and the Lipper S&P 500 Index Objective Funds category, a group of funds with investment strategies similar to those of the Fund, which returned 6.75%.

WHY DID THE FUND PERFORM THIS WAY?

By design, the Fund is managed to mimic the performance of the S&P 500 Index. Due to this approach, the Fund is expected to perform in line with the S&P 500 Index. However, as specified by internal policy, we do not purchase stock of our parent, The Hartford Financial Services Group, Inc. (HIG). This exposure to HIG is reallocated across the Life/Health, Property/Casualty and Multi-line Insurance industries.

All but one of the ten S&P 500 Index sectors had positive returns for the period. The best performing sectors were Energy and Materials, up 17.3% and 16.4%, respectively. Two of the laggards for the period were Consumer Staples and Consumer Discretionary, up 4.8% and 2.9%, respectively. The only sector in negative territory was Financials; stung by the sub-prime mortgage fallout, it was down 0.8%.

The three largest contributors to the S&P 500 Index return for the period were: oil giant Exxon Mobil Corporation, which is the largest constituent of the S&P 500 Index, returning 9.5%; AT&T Inc., up 16.1%; and Apple Inc., up 43.9% in anticipation of its new iPhone.

WHAT IS THE OUTLOOK?

The U.S. stock market could continue to be volatile as investors watch changes in interest rates, levels of unemployment, and the value of the U.S. dollar. It also still remains unclear what the ultimate impact of the sub-prime mortgage market crash will have on the overall economy and the residential real estate market.

The Fund will continue to be fully invested in the S&P 500 Index, with a focus on risk control and efficient trading. Performance of the Fund is expected to mirror the return of the S&P 500 Index.

--------------------------------------------------------------------------------

DIVERSIFICATION BY INDUSTRY
as of June 30, 2007

                                                      PERCENTAGE OF
INDUSTRY                                               NET ASSETS
-------------------------------------------------------------------
Basic Materials                                             3.4%
-------------------------------------------------------------------
Capital Goods                                               4.9
-------------------------------------------------------------------
Consumer Cyclical                                           8.6
-------------------------------------------------------------------
Consumer Staples                                            5.6
-------------------------------------------------------------------
Energy                                                     10.1
-------------------------------------------------------------------
Finance                                                    22.2
-------------------------------------------------------------------
Health Care                                                10.3
-------------------------------------------------------------------
Services                                                    6.5
-------------------------------------------------------------------
Technology                                                 22.7
-------------------------------------------------------------------
Transportation                                              1.3
-------------------------------------------------------------------
Utilities                                                   3.5
-------------------------------------------------------------------
Short-Term Investments                                      6.9
-------------------------------------------------------------------
Other Assets and Liabilities                               (6.0)
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

Hartford International Growth HLS Fund inception 4/30/2001
(Prior to July 27, 2007, the Fund was known as Hartford International Capital Appreciation HLS Fund.)
(subadvised by Wellington Management Company, LLP)

PERFORMANCE OVERVIEW 4/30/01 - 6/30/07
Growth of a $10,000 investment(1)

(LINE GRAPH)

                                                                  INTERNATIONAL GROWTH IA             MSCI EAFE GROWTH INDEX
                                                                  -----------------------             ----------------------
4/01                                                                       10000                              10000
                                                                            9406                               9601
6/01                                                                        8978                               9137
                                                                            8834                               8915
                                                                            8353                               8509
                                                                            7351                               7706
                                                                            7710                               8013
                                                                            8359                               8425
                                                                            8602                               8474
                                                                            8253                               8017
                                                                            8394                               8125
                                                                            8844                               8477
                                                                            8727                               8488
                                                                            8822                               8512
6/02                                                                        8407                               8295
                                                                            7654                               7411
                                                                            7563                               7355
                                                                            6678                               6716
                                                                            7229                               7097
                                                                            7823                               7306
                                                                            7121                               7138
                                                                            7201                               6785
                                                                            7062                               6639
                                                                            6860                               6575
                                                                            7675                               7151
                                                                            8344                               7527
6/03                                                                        8574                               7661
                                                                            8864                               7762
                                                                            9242                               7905
                                                                            9272                               8174
                                                                           10059                               8645
                                                                           10185                               8848
                                                                           10755                               9457
                                                                           11205                               9642
                                                                           11730                               9826
                                                                           12017                               9837
                                                                           11437                               9600
                                                                           11647                               9583
6/04                                                                       12028                               9714
                                                                           11179                               9320
                                                                           11212                               9331
                                                                           11812                               9563
                                                                           12313                               9883
                                                                           13010                              10567
                                                                           13413                              11015
                                                                           12977                              10762
                                                                           12846                              11195
                                                                           12355                              10925
                                                                           12249                              10723
                                                                           12373                              10764
6/05                                                                       12429                              10853
                                                                           12885                              11184
                                                                           13262                              11507
                                                                           13550                              11993
                                                                           12993                              11666
                                                                           13455                              11888
                                                                           14239                              12517
                                                                           15344                              13289
                                                                           15119                              13140
                                                                           15582                              13655
                                                                           16339                              14282
                                                                           15490                              13692
6/06                                                                       15337                              13712
                                                                           15259                              13777
                                                                           15673                              14111
                                                                           15779                              14034
                                                                           16349                              14513
                                                                           17170                              14938
                                                                           17668                              15358
                                                                           17723                              15483
                                                                           17542                              15603
                                                                           18139                              16129
                                                                           18660                              16831
                                                                           19429                              17189
6/07                                                                       19614                              17237

    --- INTERNATIONAL GROWTH IA               --- MSCI EAFE GROWTH INDEX
        $10,000 starting value                    $10,000 starting value
        $19,614 ending value                      $17,237 ending value

MSCI EAFE GROWTH INDEX -- The Morgan Stanley Capital International Europe, Australasia and Far East Growth Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance (excluding the United States and Canada) of growth securities with the MSCI EAFE Index.

You cannot invest directly in the index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

AVERAGE ANNUAL RETURNS(2) (as of 6/30/07)

                                                      SINCE
                          YTD*    1 YEAR   5 YEAR   INCEPTION
------------------------------------------------------------------
International Growth IA  11.01%   27.88%   18.46%    11.54%
------------------------------------------------------------------
International Growth IB  10.87%   27.56%   18.17%    11.27%
------------------------------------------------------------------
MSCI EAFE Growth Index   12.24%   25.71%   15.75%     9.23%
------------------------------------------------------------------

* Year to date returns ("YTD") are not annualized.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1) Growth of a $10,000 investment in Class IB shares will vary from the results seen on this page due to differences in the expense charged to this share class.
(2) Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.

The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund's performance.

PORTFOLIO MANAGER

ANDREW S. OFFIT, CPA        JEAN-MARC BERTEAUX          MATTHEW D. HUDSON, CFA
Senior Vice President,      Senior Vice President,      Vice President
Partner                     Partner

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

The Class IA shares of Hartford International Growth HLS Fund returned 11.01% for the six-month period ended June 30, 2007, underperforming its benchmark, the MSCI EAFE Growth Index, which returned 12.24% for the same period. The Fund underperformed the 11.19% return of the average fund in the Lipper International Growth VA-UF Average Funds peer group, a group of funds with investment strategies similar to those of the Fund.

WHY DID THE FUND PERFORM THIS WAY?

Global equity markets performed well during the six-month period, bolstered by strong corporate earnings growth and healthy merger and acquisition activity across many industries. While all sectors within the MSCI EAFE Growth Index advanced, Materials, Industrials, and Energy were the strongest performing areas of the market. Health Care, Financials, and Telecommunication Services posted positive returns but lagged other sectors.

Both stock selection and sector allocation decisions detracted from relative (i.e. performance of the Fund as measured against the benchmark) performance during the first half of the year, although the Fund's performance versus its benchmark improved during the latter portion of the period. Strong picks in the Information Technology, Health Care and Materials sectors were more than offset by poor security selection in Consumer Staples, Consumer Discretionary, and Industrials. An underweight (i.e. the Fund's sector position was less than the benchmark position) to Materials, the best performing sector, hurt performance as did an overweight (i.e. the Fund's sector position was greater than the benchmark position) to Information Technology.

On both a relative and absolute (i.e. total return) basis, Wacker Chemie, Research in Motion and Elan were the three biggest contributors to performance. Wacker Chemie, a German maker of chemicals and silicon wafers, experienced significant growth in profits driven by robust sales growth in the company's wafer and polymers units. Prior year expansion of production facilities has allowed the company to meet strong customer demand. Research In Motion reported earnings well ahead of consensus expectations on stronger-than-expected sales of its Blackberry wireless e-mail device. Shares of Dublin-based biotechnology company Elan gained on investor optimism for promising drugs, including Bapineuzumab, a new antibody drug for treating Alzheimer's disease. We continue to hold all three stocks in the Fund.

Among the top detractors on both a relative and absolute basis were Japanese online retailer and brokerage firm Rakuten (Retailing) and Vallourec (Capital Goods). First quarter results for Rakuten were below expectations due to margin pressure resulting from rising expenses. The brokerage and credit business segments

--------------------------------------------------------------------------------

also performed below expectations, and we eliminated the position. Vallourec, a French maker of seamless steel tubes used in the oil and gas industries, struggled during the first quarter due to decelerating earnings growth and lighter profit margins. Relative returns also suffered as the Fund did not own a position in materials company BHP Billiton. Japanese semiconductor firm Elpedia Memory was a top detractor from absolute returns. The company's shares tumbled on concerns that the market for its memory chips could contract.

WHAT IS THE OUTLOOK?

Fund positioning at both the sector and country level is the result of our bottom-up stock selection process. Based on these stock-by-stock decisions, Information Technology, Consumer Discretionary, and Industrials were the largest weights relative to the MSCI EAFE Growth Index. Within Information Technology, we increased exposure to select hardware stocks where we see prospects for continued above market growth. We also added exposure to semiconductor capital equipment makers, who should benefit from bit growth driven by rapid adoption of memory intensive devices. Materials, Financials, and Health Care were our largest underweight positions at the end of the period. Within Financials, we believe deteriorating credit quality, slowing loan growth and tight net interest margins are creating a headwind, especially for banks. During the period, we reduced exposure to food and beverage companies, both producers and retailers, as we believe that increased input costs are likely to pressure volume growth, and consequently, opportunity for margin expansion.

DIVERSIFICATION BY COUNTRY
as of June 30, 2007

                                                      PERCENTAGE OF
COUNTRY                                                NET ASSETS
-------------------------------------------------------------------
Australia                                                   0.8%
-------------------------------------------------------------------
Brazil                                                      1.4
-------------------------------------------------------------------
Canada                                                      6.5
-------------------------------------------------------------------
China                                                       3.5
-------------------------------------------------------------------
Denmark                                                     1.9
-------------------------------------------------------------------
Finland                                                     3.4
-------------------------------------------------------------------
France                                                      8.9
-------------------------------------------------------------------
Germany                                                    17.0
-------------------------------------------------------------------
Greece                                                      0.7
-------------------------------------------------------------------
Hong Kong                                                   0.7
-------------------------------------------------------------------
Ireland                                                     2.9
-------------------------------------------------------------------
Italy                                                       1.5
-------------------------------------------------------------------
Japan                                                       9.7
-------------------------------------------------------------------
Luxembourg                                                  1.0
-------------------------------------------------------------------
Mexico                                                      1.0
-------------------------------------------------------------------
Netherlands                                                 2.8
-------------------------------------------------------------------
Norway                                                      1.3
-------------------------------------------------------------------
South Korea                                                 4.7
-------------------------------------------------------------------
Spain                                                       2.1
-------------------------------------------------------------------
Sweden                                                      1.7
-------------------------------------------------------------------
Switzerland                                                 5.7
-------------------------------------------------------------------
Taiwan                                                      1.5
-------------------------------------------------------------------
United Kingdom                                             16.5
-------------------------------------------------------------------
Short-Term Investments                                     18.0
-------------------------------------------------------------------
Other Assets and Liabilities                              (15.2)
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

DIVERSIFICATION BY INDUSTRY
as of June 30, 2007

                                                      PERCENTAGE OF
INDUSTRY                                               NET ASSETS
-------------------------------------------------------------------
Basic Materials                                            12.3%
-------------------------------------------------------------------
Capital Goods                                               6.4
-------------------------------------------------------------------
Consumer Cyclical                                          16.9
-------------------------------------------------------------------
Consumer Staples                                            7.2
-------------------------------------------------------------------
Energy                                                      1.5
-------------------------------------------------------------------
Finance                                                    10.5
-------------------------------------------------------------------
Health Care                                                 7.1
-------------------------------------------------------------------
Services                                                    0.9
-------------------------------------------------------------------
Technology                                                 26.5
-------------------------------------------------------------------
Transportation                                              1.9
-------------------------------------------------------------------
Utilities                                                   6.0
-------------------------------------------------------------------
Short-Term Investments                                     18.0
-------------------------------------------------------------------
Other Assets and Liabilities                              (15.2)
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

Hartford International Opportunities HLS Fund inception 7/2/1990
(subadvised by Wellington Management Company, LLP)

PERFORMANCE OVERVIEW 6/30/97 - 6/30/07
Growth of a $10,000 investment(1)

(LINE GRAPH)

                                                             INTERNATIONAL OPPORTUNITIES IA    MSCI ALL COUNTRY WORLD EX US INDEX
                                                             ------------------------------    ----------------------------------
6/97                                                                     10000                                10000
                                                                         10296                                10202
                                                                          9539                                 9400
                                                                         10059                                 9908
                                                                          9298                                 9065
                                                                          9151                                 8951
                                                                          9099                                 9054
                                                                          9205                                 9325
                                                                          9828                                 9947
                                                                         10296                                10291
                                                                         10533                                10365
                                                                         10604                                10177
6/98                                                                     10622                                10139
                                                                         10734                                10235
                                                                          9170                                 8792
                                                                          8818                                 8606
                                                                          9464                                 9507
                                                                         10014                                10018
                                                                         10297                                10363
                                                                         10594                                10352
                                                                         10339                                10120
                                                                         10929                                10609
                                                                         11346                                11140
                                                                         10876                                10616
6/99                                                                     11409                                11104
                                                                         11702                                11365
                                                                         11719                                11404
                                                                         11788                                11481
                                                                         12183                                11909
                                                                         12881                                12385
                                                                         14401                                13566
                                                                         13592                                12830
                                                                         14579                                13177
                                                                         14446                                13672
                                                                         13649                                12909
                                                                         13077                                12579
6/00                                                                     13586                                13115
                                                                         13167                                12597
                                                                         13346                                12753
                                                                         12655                                12045
                                                                         12048                                11662
                                                                         11504                                11139
                                                                         11938                                11520
                                                                         12009                                11692
                                                                         11047                                10767
                                                                         10262                                10006
                                                                         11030                                10686
                                                                         10603                                10391
6/01                                                                     10265                                 9993
                                                                         10041                                 9770
                                                                          9762                                 9528
                                                                          8732                                 8517
                                                                          8965                                 8755
                                                                          9498                                 9156
                                                                          9702                                 9274
                                                                          9267                                 8877
                                                                          9295                                 8941
                                                                          9813                                 9463
                                                                          9768                                 9488
                                                                          9887                                 9591
6/02                                                                      9453                                 9177
                                                                          8493                                 8282
                                                                          8395                                 8283
                                                                          7401                                 7405
                                                                          7950                                 7802
                                                                          8324                                 8177
                                                                          7962                                 7913
                                                                          7612                                 7635
                                                                          7392                                 7480
                                                                          7242                                 7335
                                                                          7907                                 8042
                                                                          8362                                 8554
6/03                                                                      8498                                 8791
                                                                          8746                                 9025
                                                                          9068                                 9294
                                                                          9144                                 9554
                                                                          9690                                10173
                                                                          9890                                10395
                                                                         10597                                11189
                                                                         10730                                11369
                                                                         10983                                11658
                                                                         11059                                11729
                                                                         10759                                11365
                                                                         10836                                11390
6/04                                                                     11107                                11648
                                                                         10603                                11308
                                                                         10620                                11399
                                                                         10940                                11765
                                                                         11349                                12175
                                                                         12047                                13020
                                                                         12513                                13579
                                                                         12295                                13345
                                                                         12655                                14003
                                                                         12360                                13623
                                                                         12141                                13287
                                                                         12204                                13371
6/05                                                                     12447                                13622
                                                                         13061                                14125
                                                                         13415                                14486
                                                                         13893                                15234
                                                                         13345                                14679
                                                                         13630                                15172
                                                                         14343                                15902
                                                                         15358                                17011
                                                                         15078                                16962
                                                                         15589                                17455
                                                                         16465                                18355
                                                                         15740                                17509
6/06                                                                     15675                                17491
                                                                         15731                                17670
                                                                         16137                                18171
                                                                         15980                                18183
                                                                         16593                                18923
                                                                         17232                                19610
                                                                         17851                                20221
                                                                         18087                                20297
                                                                         17923                                20421
                                                                         18345                                20996
                                                                         19074                                21970
                                                                         19651                                22572
6/07                                                                     19828                                22764

    --- INTERNATIONAL OPPORTUNITIES IA        --- MSCI ALL COUNTRY WORLD EX US INDEX
        $10,000 starting value                    $10,000 starting value
        $19,828 ending value                      $22,764 ending value

MSCI ALL COUNTRY WORLD EX US INDEX is a broad based, unmanaged, market capitalization weighted, total return index that measures the performance of both developed and emerging stock markets, excluding the United States. The index is calculated to companies and share classes which cannot be freely purchased by foreigners.

You cannot invest directly in the index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

AVERAGE ANNUAL RETURNS(2) (as of 6/30/07)

                                  YTD*   1 YEAR  5 YEAR  10 YEAR
---------------------------------------------------------------------
International Opportunities IA   11.08%  26.50%  15.97%    7.08%
---------------------------------------------------------------------
International Opportunities
 IB(3)                           10.94%  26.18%  15.68%    6.85%
---------------------------------------------------------------------
MSCI All Country World ex US
 Index                           12.58%  30.15%  19.93%    8.57%
---------------------------------------------------------------------

 * Year to date returns ("YTD") are not annualized.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1) Growth of a $10,000 investment in Class IB shares will vary from the results seen on this page due to differences in the expense charged to this share class.
(2) Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.
(3) Class IB shares commenced on April 1, 1998. Class IB share performance prior to that date reflects Class IA share performance adjusted to reflect the 12b-1 fee of 0.25% applicable to Class IB shares. The performance after such date reflects actual Class IB share performance.

The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund's performance.

PORTFOLIO MANAGER

NICOLAS M. CHOUMENKOVITCH
Vice President

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

The Class IA shares of Hartford International Opportunities HLS Fund returned 11.08% for the six-month period ended June 30, 2007, underperforming its benchmark, MSCI All Country World ex US Index, which returned 12.58% for the same period. The Fund outperformed the 10.65% return of the average fund in the Lipper International Core Funds VA-UF Average Funds peer group, a group of funds with investment strategies similar to those of the Fund.

WHY DID THE FUND PERFORM THIS WAY?

International equities, as measured by the MSCI All Country World ex US Index, advanced during the six-month period, led by the Materials, Industrials and Energy sectors. Health Care, Financials, and Information Technology were the weakest areas of the market. Regionally, North America, the Pacific ex-Japan, and Emerging Markets were the strongest markets, while Japan lagged.

The Fund underperformed its benchmark as favorable stock selection within Financials and Consumer Discretionary was more than offset by weak stock selection in Information Technology, Consumer Staples, and Telecommunication Services. In addition, the Fund's performance was negatively impacted by sector exposures, including an underweight (i.e. the Fund's sector position was less than the benchmark position) allocation to the strong performing Materials sector, and overweights (i.e. the Fund's sector position was greater than the benchmark position) to the weaker Information Technology and Consumer Discretionary sectors. Regionally, underweight to stocks in Japan and the U.K., as well as an overweight allocation to North America were additive to relative (i.e. performance of the Fund as measured against the benchmark) performance. Stock selection was strongest within the U.K. and North America (primarily Canada).

Relative to the benchmark, leading detractors were Soitec (Semiconductors & Semiconductor Equipment), Melco PBL Entertainment (Consumer Services), and Nortel Networks (Technology Hardware). We sold Soitec's shares due to concerns that business trends were softer than expected. Soitec's main customer, Advanced Micro Devices (AMD), continues to experience difficult near-term prospects. Melco was affected by continued concerns over competitive pressures in Macau, which brought down the Macau gaming sector. Nortel, the large Canadian phone equipment manufacturer, tumbled on news that it would have to delay the filing of its 2006 annual report and restate prior years' financial results. However, we believe that

--------------------------------------------------------------------------------

Nortel's new management team will be successful in significantly cutting costs and driving profitability higher.

The leading contributors to benchmark-relative performance were Cia Vale do Rio Doce (Materials), Research in Motion (Technology Hardware), and Hong Kong Exchanges (Diversified Financials). Cia Vale do Rio Doce benefited from tight iron ore markets and the successful refinancing of debt associated with the acquisition of Inco. We trimmed our position but continue to expect the firm to surprise on the upside in light of rising Chinese iron ore demand. Research in Motion reported earnings well ahead of consensus expectations on stronger-than-expected sales of its Blackberry wireless e-mail device. Hong Kong Exchanges has seen strong performance due to investors' positive sentiment towards the Chinese market.

WHAT IS THE OUTLOOK?

At the regional level, we are overweight Europe ex-U.K., where we expect the economy and profit cycle to remain strong, driven by positive trends in global growth. In Germany, we see compelling restructuring themes within Industrials and Auto sectors, and expect valuation multiples to continue to expand. We are underweight Japan, where we are concerned about long-term secular growth trends, though we continue to look for opportunities on a name by name basis.

We have a positive long term view on China, where we expect growth to continue to surprise positively. Within Emerging Markets, we look for companies with leading market share and top management teams to execute on growth strategies. Our holding in China Merchant Bank is such an example.

At the sector level, we increased exposure to capital goods, particularly companies with broad geographic reach who are benefiting from rapid infrastructure growth in international markets, primarily in Asia. The Portfolio is overweight Information Technology, where we see compelling values in top brands, market share gainers, and leading technologies with a defensible intellectual property position. Within Financials, we have limited exposure to banks, as peaking credit quality, slow loan growth, and tight net interest margins continue to create headwinds, and instead favor asset managers and exchanges.

At a meeting held on May 8-9, 2007, the Board of Directors of Hartford HLS Series Fund II, Inc. unanimously approved on behalf of Hartford International Stock HLS Fund (the "Acquired Fund"), and the Board of Directors of Hartford Series Fund, Inc. unanimously approved on behalf of Hartford International Opportunities HLS Fund (the "Acquiring Fund"), the reorganization of the Acquired Fund with and into the Acquiring Fund. The Board of Directors of HLS Series Fund II, Inc. has called for a Special Meeting of Shareholders of the Acquired Fund to be held on or about September 25, 2007, for the purpose of seeking the approval of the reorganization.

DIVERSIFICATION BY INDUSTRY
as of June 30, 2007

                                                      PERCENTAGE OF
INDUSTRY                                               NET ASSETS
-------------------------------------------------------------------
Basic Materials                                            12.9%
-------------------------------------------------------------------
Capital Goods                                               2.5
-------------------------------------------------------------------
Consumer Cyclical                                          10.1
-------------------------------------------------------------------
Consumer Staples                                            8.1
-------------------------------------------------------------------
Energy                                                      7.7
-------------------------------------------------------------------
Finance                                                    22.6
-------------------------------------------------------------------
Health Care                                                 4.8
-------------------------------------------------------------------
Services                                                    1.7
-------------------------------------------------------------------
Technology                                                 18.7
-------------------------------------------------------------------
Transportation                                              4.9
-------------------------------------------------------------------
Utilities                                                   2.9
-------------------------------------------------------------------
Short-Term Investments                                     27.2
-------------------------------------------------------------------
Other Assets and Liabilities                              (24.1)
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

DIVERSIFICATION BY COUNTRY
as of June 30, 2007

                                                      PERCENTAGE OF
COUNTRY                                                NET ASSETS
-------------------------------------------------------------------
Australia                                                   0.9%
-------------------------------------------------------------------
Belgium                                                     0.5
-------------------------------------------------------------------
Brazil                                                      3.5
-------------------------------------------------------------------
Canada                                                      8.4
-------------------------------------------------------------------
China                                                       3.6
-------------------------------------------------------------------
Egypt                                                       1.4
-------------------------------------------------------------------
Finland                                                     2.2
-------------------------------------------------------------------
France                                                      6.4
-------------------------------------------------------------------
Germany                                                     9.2
-------------------------------------------------------------------
Greece                                                      0.6
-------------------------------------------------------------------
Hong Kong                                                   6.4
-------------------------------------------------------------------
Ireland                                                     1.7
-------------------------------------------------------------------
Italy                                                       6.3
-------------------------------------------------------------------
Japan                                                      12.8
-------------------------------------------------------------------
Luxembourg                                                  1.0
-------------------------------------------------------------------
Mexico                                                      0.9
-------------------------------------------------------------------
Netherlands                                                 5.6
-------------------------------------------------------------------
Norway                                                      1.4
-------------------------------------------------------------------
Russia                                                      3.5
-------------------------------------------------------------------
Singapore                                                   0.5
-------------------------------------------------------------------
South Africa                                                1.2
-------------------------------------------------------------------
South Korea                                                 0.6
-------------------------------------------------------------------
Spain                                                       1.2
-------------------------------------------------------------------
Sweden                                                      0.9
-------------------------------------------------------------------
Switzerland                                                 5.1
-------------------------------------------------------------------
Turkey                                                      0.5
-------------------------------------------------------------------
United Kingdom                                             10.0
-------------------------------------------------------------------
United States                                               0.6
-------------------------------------------------------------------
Short-Term Investments                                     27.2
-------------------------------------------------------------------
Other Assets and Liabilities                              (24.1)
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

Hartford International Small Company HLS Fund inception 4/30/2001
(subadvised by Wellington Management Company, LLP)

PERFORMANCE OVERVIEW 4/30/01 - 6/30/07
Growth of a $10,000 investment(1)

(LINE GRAPH)

                                                                                                  S&P/CITIGROUP EXTENEDED MARKET
                                                               INTERNATIONAL SMALL COMPAY IA            EURO-PACIFIC INDEX
                                                               -----------------------------      ------------------------------
4/01                                                                       10000                              10000
                                                                           10356                              10051
6/01                                                                        9781                               9730
                                                                            9610                               9365
                                                                            9631                               9388
                                                                            8374                               8233
                                                                            8926                               8554
                                                                            9559                               8875
                                                                            9402                               8758
                                                                            9241                               8585
                                                                            9229                               8792
                                                                            9643                               9305
                                                                           10043                               9565
                                                                           10328                               9980
6/02                                                                       10222                               9671
                                                                            9621                               9000
                                                                            9384                               8917
                                                                            8412                               8188
                                                                            8487                               8117
                                                                            8750                               8408
                                                                            8924                               8345
                                                                            8673                               8223
                                                                            8635                               8207
                                                                            8611                               8157
                                                                            9629                               8834
                                                                           10403                               9576
6/03                                                                       10562                              10030
                                                                           11039                              10357
                                                                           11564                              11015
                                                                           12315                              11642
                                                                           13064                              12443
                                                                           13114                              12432
                                                                           13719                              13194
                                                                           14045                              13691
                                                                           14379                              14117
                                                                           14948                              14484
                                                                           14691                              14113
                                                                           14417                              14116
6/04                                                                       14859                              14613
                                                                           14046                              14028
                                                                           13932                              14139
                                                                           14133                              14562
                                                                           14638                              15016
                                                                           15433                              16191
                                                                           16047                              16992
                                                                           16470                              17232
                                                                           16891                              18014
                                                                           16425                              17637
                                                                           15922                              17128
                                                                           16041                              17210
6/05                                                                       16444                              17537
                                                                           17108                              18172
                                                                           17463                              18693
                                                                           17910                              19398
                                                                           17461                              18832
                                                                           17823                              19517
                                                                           19031                              20747
                                                                           20478                              22263
                                                                           20477                              22281
                                                                           21331                              23268
                                                                           22397                              24427
                                                                           21411                              23296
6/06                                                                       21074                              23016
                                                                           21251                              22832
                                                                           21885                              23586
                                                                           22168                              23916
                                                                           22760                              24896
                                                                           23782                              26067
                                                                           24614                              27057
                                                                           25033                              27382
                                                                           25233                              27765
                                                                           26180                              28848
                                                                           27082                              30146
                                                                           27919                              30689
6/07                                                                       27595                              30382

    --- INTERNATIONAL SMALL COMPANY IA         --- S&P/CITIGROUP EXTENDED MARKET
        $10,000 starting value                     EURO-PACIFIC INDEX
        $27,595 ending value                       $10,000 starting value
                                                   $30,382 ending value

S&P/CITIGROUP EXTENDED MARKET EURO-PACIFIC INDEX is a global equity index comprised of the smallest 20% of each country's market capitalization in the S&P/Citigroup Broad Market Global Index. (The S&P/Citigroup Broad Market Global Index captures all companies in developed and emerging markets with free float market capitalization of at least $100 million as of the annual index reconstitution.) All developed countries are included except the United States and Canada.

You cannot invest directly in the index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

AVERAGE ANNUAL RETURNS(2) (as of 6/30/07)

                                                    SINCE
                        YTD*    1 YEAR   5 YEAR   INCEPTION
----------------------------------------------------------------
International Small
  Company IA           12.11%   30.95%   21.97%    17.88%
----------------------------------------------------------------
International Small
  Company IB           11.97%   30.62%   21.67%    17.60%
----------------------------------------------------------------
S&P/Citigroup
  Extended Market
  Euro-Pacific Index   12.29%   32.00%   25.73%    19.74%
----------------------------------------------------------------

 * Year to date returns ("YTD") are not annualized.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1) Growth of a $10,000 investment in Class IB shares will vary from the results seen on this page due to differences in the expense charged to this share class.
(2) Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.

The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund's performance.

PORTFOLIO MANAGERS

SIMON H. THOMAS                                                 DANIEL MAGUIRE, CFA
Vice President                                                  Assistant Vice President,
                                                                Equity Research Analyst

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

The Class IA shares of Hartford International Small Company HLS Fund returned 12.11% for the six-month period ended June 30, 2007, underperforming its benchmark, S&P/Citigroup Extended Market Euro-Pacific Index, which returned 12.29% for the same period. The Fund outperformed the 10.65% return of the average fund in the Lipper International Core VP-UF peer group, a group of funds with investment strategies similar to those of the Fund.

WHY DID THE FUND PERFORM THIS WAY?

Global equity markets rose during the period, bolstered by better-than-expected earnings news and continued healthy merger and acquisition activity. Within the S&P/Citigroup Extended Market Euro-Pacific Index, all ten sectors posted gains led by Industrials, Materials, and Energy, while Consumer Staples and Financials lagged. All major regions posted strong positive returns except Japan, which was up only modestly. Emerging markets notched the highest returns, followed by non-Japanese Asian stocks.

The Fund advanced in absolute (i.e. total return) terms during the six-month period, but modestly trailed the benchmark. Strong stock selection in the Industrials and Consumer Discretionary sectors was more than offset by weak stock selection in Information Technology, Financials, and Materials.

SOITEC (-39%), Shionogi (-17%), and Union Tool (-18%) were the leading detractors from the Fund's performance on an absolute and relative (i.e. performance of the Fund as measured against the benchmark) basis. SOITEC, a French licensor of technology used to manufacture micro semiconductors, saw its shares decline on concerns that weak Playstation 3 console sales of customer Sony could hurt revenues. We believe the company's long-term growth potential remains strong. Japanese drug development company Shionogi cut its operating profit estimates, citing a tough market for antibiotics and a mild flu season. Shares in Industrials company Union Tool, a Japanese supplier of micro-thin drill bits, fell as sales and earnings came in below analyst expectations.

Top absolute and relative contributors came from a variety of industries and countries. Shares of Japan Steel Works (+100%) rose on strong demand for its highly-profitable energy-related components. The company has a leading market share in a key component of nuclear and conventional power plants. Outotec

--------------------------------------------------------------------------------

(+90%), a developer of plants tailored to the minerals and metals processing industries, is benefiting from energy efficient models and a worldwide upgrade of outdated technology. Lupatech (+56%), a provider of flow control equipment to the oil and gas industry and components to automotive companies, saw its shares rise on continued strong operating results. The company has a close relationship with Petrobras, the national oil company of Brazil. German steel products and services company Salzgitter (+47%), a top absolute contributor, experienced rising demand for rolled steel and tube products, which helped propel revenues, profits, and the company's shares higher. We eliminated our position after significant price appreciation.

The Fund's sector positioning, a fallout of bottom-up stock selection, was additive to the benchmark's relative returns during the period, largely due to an overweight (i.e. the Fund's sector position was greater than the benchmark position) to surging Industrials stocks. Partially offsetting this was an underweight (i.e. the Fund's sector position was less than the benchmark position) to Materials stocks, which also rose sharply.

WHAT IS THE OUTLOOK?

The Fund continues to maintain exposure to higher quality names, with a bias toward attractively valued, cash-generative companies with solid balance sheets. We continue to see good opportunities in Retailing and Capital Goods, as well as in Transportation, where we recently added to our positions.
Europe has shown continued market strength, in particular within Industrials and Capital Goods. We have taken profits in some of these areas and reinvested in other more attractive opportunities.
We are beginning to note some hopeful signals of normalization in the Japanese economy, and are focusing on companies where management is becoming more shareholder friendly, concentrating on earnings accretion and shedding underperforming assets. Export-intensive sectors of the economy should continue to benefit from significant exposure to the expanding Chinese and Russian markets.
Within Emerging Markets, while many stocks can receive support from broad-based momentum and more near-term considerations, we continue to focus on higher quality stock-specific opportunities that we expect to outperform over the long run.
Based on individual stock decisions, the Fund ended the period overweight the Industrials, Health Care, and Energy sectors, offset by below benchmark exposure in the Consumer Discretionary, Information Technology, and Materials sectors.

DIVERSIFICATION BY INDUSTRY
as of June 30, 2007

                                                      PERCENTAGE OF
INDUSTRY                                               NET ASSETS
-------------------------------------------------------------------
Basic Materials                                            16.4%
-------------------------------------------------------------------
Capital Goods                                               9.1
-------------------------------------------------------------------
Consumer Cyclical                                          13.3
-------------------------------------------------------------------
Consumer Staples                                            1.2
-------------------------------------------------------------------
Energy                                                      1.5
-------------------------------------------------------------------
Finance                                                    20.8
-------------------------------------------------------------------
Health Care                                                11.8
-------------------------------------------------------------------
Services                                                    7.3
-------------------------------------------------------------------
Technology                                                  9.6
-------------------------------------------------------------------
Transportation                                              5.6
-------------------------------------------------------------------
Utilities                                                   2.7
-------------------------------------------------------------------
Short-Term Investments                                     23.2
-------------------------------------------------------------------
Other Assets and Liabilities                              (22.5)
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

DIVERSIFICATION BY COUNTRY
as of June 30, 2007

                                                      PERCENTAGE OF
COUNTRY                                                NET ASSETS
-------------------------------------------------------------------
Australia                                                   9.3%
-------------------------------------------------------------------
Belgium                                                     3.1
-------------------------------------------------------------------
Brazil                                                      2.4
-------------------------------------------------------------------
Denmark                                                     1.7
-------------------------------------------------------------------
Finland                                                     1.0
-------------------------------------------------------------------
France                                                      8.0
-------------------------------------------------------------------
Germany                                                     8.6
-------------------------------------------------------------------
Greece                                                      0.7
-------------------------------------------------------------------
Hong Kong                                                   2.7
-------------------------------------------------------------------
Ireland                                                     0.5
-------------------------------------------------------------------
Italy                                                       5.6
-------------------------------------------------------------------
Japan                                                      22.7
-------------------------------------------------------------------
Liechtenstein                                               1.1
-------------------------------------------------------------------
Malaysia                                                    0.5
-------------------------------------------------------------------
Mexico                                                      0.9
-------------------------------------------------------------------
Netherlands                                                 3.9
-------------------------------------------------------------------
Norway                                                      0.7
-------------------------------------------------------------------
Portugal                                                    0.8
-------------------------------------------------------------------
Singapore                                                   1.0
-------------------------------------------------------------------
South Korea                                                 3.6
-------------------------------------------------------------------
Spain                                                       1.2
-------------------------------------------------------------------
Sweden                                                      3.0
-------------------------------------------------------------------
Switzerland                                                 2.5
-------------------------------------------------------------------
Turkey                                                      0.5
-------------------------------------------------------------------
United Kingdom                                             12.7
-------------------------------------------------------------------
United States                                               0.6
-------------------------------------------------------------------
Short-Term Investments                                     23.2
-------------------------------------------------------------------
Other Assets and Liabilities                              (22.5)
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

Hartford MidCap HLS Fund*** inception 7/14/1997
(subadvised by Wellington Management Company, LLP)

PERFORMANCE OVERVIEW 7/14/97 - 6/30/07
Growth of a $10,000 investment(1)

(LINE GRAPH)

                                                                         MIDCAP IA                     S&P 400 MIDCAP INDEX
                                                                         ---------                     --------------------
7/97                                                                       10000                              10000
                                                                           10337                              10465
                                                                           10248                              10453
                                                                           10952                              11053
                                                                           10517                              10573
                                                                           10936                              10730
                                                                           11381                              11146
                                                                           11126                              10934
                                                                           12262                              11839
                                                                           12881                              12373
                                                                           13202                              12598
                                                                           12728                              12032
6/98                                                                       13389                              12108
                                                                           13183                              11639
                                                                           10612                               9474
                                                                           11227                              10358
                                                                           12180                              11283
                                                                           12953                              11846
                                                                           14406                              13276
                                                                           14746                              12759
                                                                           14103                              12092
                                                                           15300                              12430
                                                                           16516                              13409
                                                                           16690                              13468
6/99                                                                       17874                              14190
                                                                           17362                              13888
                                                                           17133                              13412
                                                                           16759                              12998
                                                                           17736                              13661
                                                                           18731                              14378
                                                                           21869                              15232
                                                                           21856                              14802
                                                                           25333                              15839
                                                                           26893                              17163
                                                                           25310                              16563
                                                                           23972                              16358
6/00                                                                       26354                              16598
                                                                           26568                              16860
                                                                           29507                              18742
                                                                           29124                              18615
                                                                           28792                              17983
                                                                           25456                              16627
                                                                           27427                              17898
                                                                           27844                              18297
                                                                           26249                              17254
                                                                           24036                              15972
                                                                           26311                              17734
                                                                           26757                              18147
6/01                                                                       26693                              18075
                                                                           26158                              17805
                                                                           24951                              17223
                                                                           22032                              15081
                                                                           23455                              15749
                                                                           25405                              16921
                                                                           26435                              17794
                                                                           25983                              17703
                                                                           26157                              17724
                                                                           27610                              18991
                                                                           27277                              18903
                                                                           27441                              18584
6/02                                                                       25748                              17224
                                                                           23072                              15553
                                                                           22947                              15632
                                                                           20977                              14372
                                                                           22090                              14995
                                                                           24190                              15863
                                                                           22676                              15211
                                                                           22365                              14767
                                                                           22144                              14415
                                                                           22311                              14537
                                                                           24211                              15592
                                                                           26307                              16884
6/03                                                                       26468                              17100
                                                                           26779                              17706
                                                                           28015                              18510
                                                                           27462                              18226
                                                                           29849                              19604
                                                                           30391                              20287
                                                                           31218                              20630
                                                                           31942                              21077
                                                                           32251                              21583
                                                                           32083                              21674
                                                                           31175                              20963
                                                                           31627                              21398
6/04                                                                       32388                              21885
                                                                           30812                              20864
                                                                           30781                              20809
                                                                           32208                              21425
                                                                           32896                              21768
                                                                           34905                              23064
                                                                           36349                              24030
                                                                           35705                              23417
                                                                           36588                              24202
                                                                           36088                              23934
                                                                           34868                              23004
                                                                           36858                              24390
6/05                                                                       38218                              24955
                                                                           39867                              26266
                                                                           39255                              25973
                                                                           39945                              26173
                                                                           39339                              25610
                                                                           41858                              26862
                                                                           42450                              27047
                                                                           44779                              28641
                                                                           44863                              28401
                                                                           45724                              29110
                                                                           46319                              29520
                                                                           44427                              28188
6/06                                                                       43827                              28195
                                                                           42730                              27391
                                                                           43566                              27704
                                                                           43851                              27890
                                                                           45325                              29050
                                                                           47279                              29984
                                                                           47435                              29838
                                                                           49351                              30923
                                                                           49294                              31149
                                                                           49858                              31569
                                                                           52370                              32529
                                                                           55884                              34158
6/07                                                                       55293                              33413

    --- MIDCAP IA                              --- S&P 400 MIDCAP INDEX
        $10,000 starting value                     $10,000 starting value
        $55,293 ending value                       $33,413 ending value

S&P 400 MIDCAP INDEX is an unmanaged index of common stocks of companies chosen by S&P designed to represent price movements in the mid-cap United States equity market.

You cannot invest directly in an index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

AVERAGE ANNUAL RETURNS(2) (as of 6/30/07)

                                                   SINCE
                       YTD*    1 YEAR   5 YEAR   INCEPTION
---------------------------------------------------------------
MidCap IA             16.57%   26.16%   16.52%    18.72%
---------------------------------------------------------------
MidCap IB(3)          16.42%   25.85%   16.23%    18.44%
---------------------------------------------------------------
S&P 400 MidCap Index  11.98%   18.51%   14.17%    12.87%**
---------------------------------------------------------------

 * Year to date returns ("YTD") are not annualized.
** Return is from 6/30/97.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1) Growth of a $10,000 investment in Class IB shares will vary from the results seen on this page due to differences in the expense charged to this share class.
(2) Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.
(3) Class IB shares commenced on November 9, 1999. Class IB share performance prior to that date reflects Class IA share performance adjusted to reflect the 12b-1 fee of 0.25% applicable to Class IB shares. The performance after such date reflects actual Class IB share performance.

The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund's performance.

*** The Fund has restrictions on the purchase of shares, a description of the restrictions can be found in the prospectus.

PORTFOLIO MANAGER

PHILLIP H. PERELMUTER
Senior Vice President, Partner
--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

The Class IA shares of Hartford MidCap HLS Fund returned 16.57% for the six-month period ended June 30, 2007, outperforming its benchmark, the S&P 400 MidCap Index, which returned 11.98%. The Fund also outperformed the 10.91% return of the average fund in the Lipper Mid-Cap Core VA-UF Average peer group, a group of funds with investment strategies similar to those of the Fund.

WHY DID THE FUND PERFORM THIS WAY?

During the period, U.S. equities posted positive returns. Mid cap stocks outperformed larger cap stocks, which in turn slightly outperformed smaller cap stocks as measured by the S&P 400 MidCap Index, S&P 500 Index, and Russell 2000 Index, respectively. All ten sectors within the S&P 400 MidCap Index posted positive returns for the period. Within the Index, Energy, Materials, and Industrials sectors were the strongest performers while the Financials and Utilities sectors were weakest.

Outperformance during the period was due to strong stock selection in several sectors relative (i.e. performance of the Fund as measured against the benchmark) to the S&P 400 MidCap Index, most notably in the Consumer Discretionary, Financials, Industrials, and Health Care sectors. Among the top contributors on both a relative and absolute (i.e. total return) basis were Foster Wheeler (Industrials), NRG Energy (Utilities), and Manor Care (Health
Care). Foster Wheeler, a global engineering and construction company, outperformed as quarterly earnings and backlogs exceeded expectations. NRG Energy revised 2007 guidance upwards to reflect performance in the first quarter, as well as improving power prices and margins, and higher equity earnings due to the delayed sale of an Australian power plant. Manor Care's shares rose sharply after management announced it had hired an investment bank to evaluate strategic options for increasing shareholder value. The Fund also benefited from an overweight (i.e. the Fund's sector position was greater than the benchmark position) to Industrials and underweights (i.e. the Fund's sector position was less than the benchmark position) to Financials and Utilities.

Although overall returns were strong, results were offset somewhat by stock selection in the Information Technology and Energy

--------------------------------------------------------------------------------

sectors. Among the top relative detractors were Network Appliance and MoneyGram (Information Technology), and Monster Worldwide (Industrials). Shares of Network Appliance, a supplier of storage and data management solutions, declined with lowered guidance and a sluggish outlook for enterprise spending. MoneyGram's shares fell as a result of a first quarter decline on net income due to growth in expenses and concerns about immigration reform. Monster Worldwide declined after slowing U.S. help-wanted postings contributed to an earnings shortfall. Noble (Energy) was a detractor on an absolute basis. We eliminated this position during the period.


WHAT IS THE OUTLOOK?

We pick one stock at a time in our investment approach, a "bottom-up" process, based upon the attractiveness of each company's valuation and fundamentals. As of June 30, 2007, the largest overweight in the Fund was to the Industrials sector, where our exposure favors commercial services companies. The Fund is also overweight the Consumer Staples and Health Care sectors, although exposure to Health Care decreased during the period with the elimination of select Pharmaceutical stocks. The Fund was underweight the Utilities sector at the end of the period, as well as Financials, where our exposure to diversified financial companies is offset by our underweight to the real estate industry.

DIVERSIFICATION BY INDUSTRY
as of June 30, 2007

                                                      PERCENTAGE OF
INDUSTRY                                               NET ASSETS
-------------------------------------------------------------------
Basic Materials                                             8.2%
-------------------------------------------------------------------
Capital Goods                                               5.9
-------------------------------------------------------------------
Consumer Cyclical                                          19.2
-------------------------------------------------------------------
Consumer Staples                                            1.1
-------------------------------------------------------------------
Energy                                                      4.6
-------------------------------------------------------------------
Finance                                                    12.1
-------------------------------------------------------------------
Health Care                                                 9.6
-------------------------------------------------------------------
Services                                                   19.4
-------------------------------------------------------------------
Technology                                                 12.5
-------------------------------------------------------------------
Transportation                                              2.5
-------------------------------------------------------------------
Utilities                                                   2.7
-------------------------------------------------------------------
Short-Term Investments                                     18.7
-------------------------------------------------------------------
Other Assets and Liabilities                              (16.5)
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

Hartford MidCap Value HLS Fund** inception 4/30/2001
(subadvised by Wellington Management Company, LLP)

PERFORMANCE OVERVIEW 4/30/01 - 6/30/07
Growth of a $10,000 investment(1)

(LINE GRAPH)

                                                                      MIDCAP VALUE IA                RUSSELL 2500 VALUE INDEX
                                                                      ---------------                ------------------------
4/01                                                                       10000                              10000
                                                                           10092                              10307
6/01                                                                       10139                              10406
                                                                            9950                              10337
                                                                            9640                              10248
                                                                            8234                               9111
                                                                            8476                               9306
                                                                            9208                              10022
                                                                            9959                              10593
                                                                           10012                              10690
                                                                           10207                              10823
                                                                           10776                              11493
                                                                           10790                              11690
                                                                           10597                              11498
6/02                                                                       10032                              11092
                                                                            8968                               9809
                                                                            8972                               9862
                                                                            8014                               9055
                                                                            8404                               9184
                                                                            9100                               9854
                                                                            8663                               9546
                                                                            8472                               9258
                                                                            8271                               9030
                                                                            8229                               9091
                                                                            9000                               9915
                                                                            9831                              10832
6/03                                                                        9936                              11026
                                                                           10296                              11505
                                                                           10798                              11968
                                                                           10749                              11883
                                                                           11472                              12791
                                                                           11880                              13313
                                                                           12413                              13836
                                                                           12629                              14284
                                                                           12875                              14574
                                                                           12865                              14690
                                                                           12426                              13921
                                                                           12653                              14201
6/04                                                                       13178                              14765
                                                                           12606                              14171
                                                                           12411                              14349
                                                                           12865                              14802
                                                                           13155                              15070
                                                                           13885                              16302
                                                                           14436                              16821
                                                                           13902                              16280
                                                                           14494                              16686
                                                                           14304                              16464
                                                                           13605                              15848
                                                                           14332                              16727
6/05                                                                       14658                              17341
                                                                           15304                              18269
                                                                           15278                              17937
                                                                           15205                              17957
                                                                           14700                              17427
                                                                           15600                              18141
                                                                           15878                              18123
                                                                           16907                              19315
                                                                           16883                              19341
                                                                           17133                              20019
                                                                           17538                              20098
                                                                           17004                              19403
6/06                                                                       16915                              19512
                                                                           16548                              19242
                                                                           17035                              19754
                                                                           17168                              19955
                                                                           17941                              20890
                                                                           18537                              21543
                                                                           18717                              21780
                                                                           19525                              22265
                                                                           19925                              22214
                                                                           20051                              22451
                                                                           20857                              22921
                                                                           22057                              23736
6/07                                                                       21758                              23105

    --- MIDCAP VALUE IA                        --- RUSSELL 2500 VALUE INDEX
        $10,000 starting value                     $10,000 starting value
        $21,758 ending value                       $23,105 ending value

RUSSELL 2500 VALUE INDEX is an unmanaged index measuring the performance of those Russell 2500 Index companies with lower price-to-book ratios and lower forecasted growth values.

You cannot invest directly in the index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

AVERAGE ANNUAL RETURNS(2) (as of 6/30/07)

                                                       SINCE
                           YTD*    1 YEAR   5 YEAR   INCEPTION
-------------------------------------------------------------------
MidCap Value IA           16.25%   28.63%   16.75%    13.43%
-------------------------------------------------------------------
MidCap Value IB           16.10%   28.31%   16.46%    13.16%
-------------------------------------------------------------------
Russell 2500 Value Index   6.09%   18.41%   15.81%    14.54%
-------------------------------------------------------------------

* Year to date returns ("YTD") are not annualized.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1) Growth of a $10,000 investment in Class IB shares will vary from the results seen on this page due to differences in the expense charged to this share class.
(2) Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.

The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund's performance.

** The Fund has restrictions on the purchase of shares. A description of the restrictions can be found in the prospectus.

PORTFOLIO MANAGER

JAMES N. MORDY
Senior Vice President, Partner
--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

The Class IA shares of Hartford MidCap Value HLS Fund returned 16.25% for the six-month period ended June 30, 2007, outperforming its benchmark, the Russell 2500 Value Index, which returned 6.09% for the same period. The Fund outperformed the 11.50% return of the average fund in the Lipper Mid Cap Value VP-UF peer group, a group of funds with investment strategies similar to those of the Fund.

WHY DID THE FUND PERFORM THIS WAY?

During the period, U.S. equities posted positive returns. Mid cap stocks outperformed larger cap stocks, which in turn slightly outperformed smaller cap stocks as measured by the S&P 400 Midcap Index, S&P 500 Index, and Russell 2000 Index, respectively. Growth stocks outperformed value stocks, as measured by the Russell 2500 Growth Index and Russell 2500 Value Index. Top performing sectors in the Russell 2500 Value Index included Energy, Materials, Industrials, and Consumer Staples, while Financials lagged significantly.

The Fund's outperformance relative (i.e. performance of the Fund as measured against the benchmark) to the benchmark was driven primarily by strong stock selection, which was positive in 8 out of 10 sectors. Stock selection was strongest in the Financials, Consumer Discretionary, and Materials sectors. The Fund's three largest relative contributors were Owens-Illinois (Materials), Cinram International (Consumer Discretionary), and Goodrich (Industrials). Shares of Owens-Illinois rose on positive news regarding industry consolidation and the divestiture of its plastics business, which brought in proceeds ahead of expectations. Shares of Cinram International rose in response to solid first quarter growth in DVD volumes, as well as announcements of a meaningful share buyback program and a lucrative distribution contract with Motorola. Goodrich's stock rose as first quarter earnings were well ahead of expectations and trends in the aerospace market remain favorable.

Stock selection was weakest in Energy. Our top relative detractor to performance was Circuit City (Consumer Discretionary) which declined following weak operating results, precipitated by a poorly executed quarter in flat screen TVs, a controversial workforce reduction that disrupted operations, and a weaker retail sector. Other notable detractors included Qlogic (Information Technology), which declined during the period due to slightly softer margin trends and lackluster switching area network growth, and UAL (Industrials), as shares of the transportation company declined on the back of rising fuel prices. In addition, the Fund's relative performance suffered as a result of not owning Tesoro (Energy) and Reliant Energy (Utilities), stocks in the Benchmark which advanced during the period.

--------------------------------------------------------------------------------

WHAT IS THE OUTLOOK?

The global economy was a mixed bag during the second quarter, with the U.S. economy picking up a bit after a tepid first quarter, Europe showing a stable low-growth environment, and emerging markets fully decoupling from the rest of the world as a growth engine. The U.S. economy should be on better footing during the second half of the year as the inventory correction is behind us, job growth remains steady, and capital investment begins to improve. On the negative side, the housing recovery is likely to take longer than anticipated, as rising mortgage defaults and tighter lending standards will present obstacles to sellers in a market which currently has excess. Recent softness in auto sales and retail spending suggest that a cautious stance toward the U.S. consumer remains appropriate.
Our most significant overweights (i.e. the Fund's sector position was greater than the benchmark position) are in Industrials, Information Technology, and Health Care, where we continue to identify new investment opportunities. Our most notable underweight (i.e. the Fund's sector position was less than the benchmark position) sectors remain Financials and Utilities where, despite the year-to-date correction, it is still difficult to find compelling values.

DIVERSIFICATION BY INDUSTRY
as of June 30, 2007

                                                      PERCENTAGE OF
INDUSTRY                                               NET ASSETS
-------------------------------------------------------------------
Basic Materials                                            12.1%
-------------------------------------------------------------------
Capital Goods                                              12.0
-------------------------------------------------------------------
Consumer Cyclical                                           8.2
-------------------------------------------------------------------
Consumer Staples                                            4.6
-------------------------------------------------------------------
Energy                                                      4.2
-------------------------------------------------------------------
Finance                                                    14.8
-------------------------------------------------------------------
Health Care                                                 7.8
-------------------------------------------------------------------
Services                                                   12.9
-------------------------------------------------------------------
Technology                                                 14.3
-------------------------------------------------------------------
Transportation                                              3.4
-------------------------------------------------------------------
Utilities                                                   4.5
-------------------------------------------------------------------
Short-Term Investments                                     15.3
-------------------------------------------------------------------
Other Assets and Liabilities                              (14.1)
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

Hartford Mortgage Securities HLS Fund inception 1/1/1985
(subadvised by Hartford Investment Management Company)

PERFORMANCE OVERVIEW 6/30/97 - 6/30/07
Growth of a $10,000 investment(1)

(LINE GRAPH)

                                                                                                 LEHMAN BROTHERS MORTGAGE BACKED
                                                                   MORTGAGE SECURITIES IA                SECURITIES INDEX
                                                                   ----------------------        -------------------------------
6/97                                                                       10000                              10000
                                                                           10192                              10188
                                                                           10168                              10164
                                                                           10293                              10293
                                                                           10404                              10407
                                                                           10431                              10441
                                                                           10524                              10537
                                                                           10629                              10641
                                                                           10643                              10664
                                                                           10684                              10709
                                                                           10744                              10770
                                                                           10827                              10841
6/98                                                                       10877                              10893
                                                                           10934                              10948
                                                                           11045                              11048
                                                                           11164                              11181
                                                                           11137                              11166
                                                                           11190                              11222
                                                                           11231                              11270
                                                                           11300                              11350
                                                                           11264                              11305
                                                                           11335                              11381
                                                                           11383                              11433
                                                                           11306                              11370
6/99                                                                       11256                              11330
                                                                           11198                              11253
                                                                           11209                              11252
                                                                           11374                              11435
                                                                           11417                              11501
                                                                           11429                              11507
                                                                           11402                              11479
                                                                           11326                              11379
                                                                           11438                              11511
                                                                           11550                              11637
                                                                           11554                              11645
                                                                           11572                              11651
6/00                                                                       11784                              11900
                                                                           11854                              11976
                                                                           12016                              12158
                                                                           12129                              12284
                                                                           12200                              12372
                                                                           12399                              12558
                                                                           12574                              12760
                                                                           12750                              12959
                                                                           12826                              13033
                                                                           12903                              13109
                                                                           12898                              13127
                                                                           12958                              13214
6/01                                                                       12980                              13242
                                                                           13208                              13477
                                                                           13306                              13596
                                                                           13477                              13800
                                                                           13654                              13991
                                                                           13560                              13861
                                                                           13517                              13809
                                                                           13629                              13937
                                                                           13752                              14096
                                                                           13620                              13946
                                                                           13862                              14210
                                                                           13952                              14313
6/02                                                                       14046                              14432
                                                                           14218                              14597
                                                                           14341                              14711
                                                                           14466                              14816
                                                                           14483                              14873
                                                                           14484                              14862
                                                                           14619                              15017
                                                                           14674                              15053
                                                                           14755                              15154
                                                                           14746                              15156
                                                                           14802                              15219
                                                                           14834                              15231
6/03                                                                       14838                              15255
                                                                           14536                              14970
                                                                           14633                              15076
                                                                           14843                              15333
                                                                           14803                              15279
                                                                           14845                              15311
                                                                           14953                              15475
                                                                           15061                              15572
                                                                           15180                              15703
                                                                           15244                              15772
                                                                           14988                              15492
                                                                           14946                              15458
6/04                                                                       15043                              15594
                                                                           15180                              15734
                                                                           15399                              15976
                                                                           15432                              16000
                                                                           15547                              16130
                                                                           15475                              16089
                                                                           15569                              16202
                                                                           15655                              16288
                                                                           15574                              16213
                                                                           15544                              16182
                                                                           15717                              16362
                                                                           15825                              16491
6/05                                                                       15883                              16550
                                                                           15809                              16468
                                                                           15946                              16614
                                                                           15857                              16526
                                                                           15769                              16411
                                                                           15816                              16464
                                                                           15937                              16625
                                                                           15969                              16679
                                                                           16025                              16757
                                                                           15915                              16614
                                                                           15912                              16616
                                                                           15892                              16585
6/06                                                                       15916                              16616
                                                                           16119                              16854
                                                                           16328                              17098
                                                                           16457                              17218
                                                                           16569                              17343
                                                                           16736                              17542
                                                                           16683                              17494
                                                                           16707                              17504
                                                                           16903                              17720
                                                                           16931                              17766
                                                                           17010                              17853
                                                                           16897                              17751
6/07                                                                       16855                              17677

    --- MORTGAGE SECURITIES IA             --- LEHMAN BROTHERS MORTGAGE-BACKED
        $10,000 starting value                 SECURITIES INDEX
        $16,855 ending value                   $10,000 starting value
                                               $17,677 ending value

LEHMAN BROTHERS MORTGAGE-BACKED SECURITIES INDEX is an index of mortgage backed pass-through securities of the Government National Mortgage Association, Federal National Mortgage Association and Federal Home Loan Mortgage Corporation.

You cannot invest directly in the index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

AVERAGE ANNUAL RETURNS(2) (as of 6/30/07)

                           YTD*   1 YEAR  5 YEAR  10 YEAR
--------------------------------------------------------------
Mortgage Securities IA     1.03%   5.90%   3.71%    5.36%
--------------------------------------------------------------
Mortgage Securities IB(3)  0.90%   5.63%   3.46%    5.10%
--------------------------------------------------------------
Lehman Brothers Mortgage-
  Backed Securities Index  1.04%   6.38%   4.14%    5.86%
--------------------------------------------------------------

* Year to date returns ("YTD") are not annualized.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1) Growth of a $10,000 investment in Class IB shares will vary from the results seen on this page due to differences in the expense charged to this share class.
(2) Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.
(3) Class IB shares commenced on November 9, 1999. Class IB share performance prior to that date reflects Class IA share performance adjusted to reflect the 12b-1 fee of 0.25% applicable to Class IB shares. The performance after such date reflects actual Class IB share performance.

The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund's performance.

PORTFOLIO MANAGERS

CHRISTOPHER HANLON                                              RUSSELL M. REGENAUER
Senior Vice President                                           Senior Vice President

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

The Class IA shares of Hartford Mortgage Securities HLS Fund gained 1.03% for the six-month period, versus its benchmark, the Lehman Brothers Mortgage-Backed Securities Index, which returned 1.04%. The Fund outpaced the 0.74% average return of the Lipper U.S. Mortgage Funds category, a group of funds with investment strategies similar to those of the Fund.

WHY DID THE FUND PERFORM THIS WAY?

As the period progressed, economic activity in the U.S. rebounded from its slow pace earlier in the year. Resilient consumer spending, an inventory rebuild on the part of businesses, and strong global growth effectively eliminated the prospects for a lower federal funds rate and caused the market to instead price in a Federal Reserve on hold. As a result, longer-term interest rates increased over the course of the period.

The Fund performed in line with the benchmark over the period due in part to its yield curve exposure and its asset allocation. The Fund started and ended the period with slightly less interest rate exposure than the benchmark, which was additive to performance as interest rates generally rose. Tactical trades to reduce interest rate exposure in January and to increase exposure in May, however, marginally reduced performance. Rising interest rates caused the yield spread between two-year and 10-year Treasuries to increase from negative 10 basis points to positive 15 basis points, which benefited the Fund as it was positioned for a steeper yield curve.

Sector allocations away from mortgage-backed securities (MBS) pass-throughs into asset-backed securities (ABS) and commercial mortgage-backed securities (CMBS) was a neutral contributor to performance as market concern about riskier assets and exposure to sub-prime mortgages caused all spread product (i.e. fixed income securities which yield more than Treasuries) to widen. The Fund's allocation into Agency collateralized mortgage obligation (CMO) structures outperformed due to the lower call and extension risk of these securities. Security selection was a neutral contributor to performance.

WHAT IS THE OUTLOOK?

Treasury yields have broken out of their three-year range while spread product has cheapened due to risk aversion and higher rate volatility. Spread product had cheapened to attractive levels and we look to maintain and perhaps increase spread exposure to MBS, ABS and CMBS at the expense of government debt, including Small Business Administration (SBA) loans. We will continue to maintain a high quality, AAA rated portfolio and a duration (i.e. sensitivity of the price to changes in interest rates) positioning similar to that of the benchmark.

--------------------------------------------------------------------------------

COMPOSITION BY SECTOR
as of June 30, 2007

                                                      PERCENTAGE OF
SECTOR                                                 NET ASSETS
-------------------------------------------------------------------
Asset & Commercial Mortgage Backed Securities              31.2%
-------------------------------------------------------------------
Corporate Bonds: Investment Grade                           0.3
-------------------------------------------------------------------
U.S. Government Agencies                                   84.5
-------------------------------------------------------------------
Short-Term Investments                                      4.9
-------------------------------------------------------------------
Other Assets and Liabilities                              (20.9)
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

DISTRIBUTION BY CREDIT QUALITY
as of June 30, 2007

                                                      PERCENTAGE OF
                                                        LONG-TERM
RATING                                                  HOLDINGS
-------------------------------------------------------------------
AAA                                                        84.2%
-------------------------------------------------------------------
AA                                                          6.4
-------------------------------------------------------------------
A                                                           1.9
-------------------------------------------------------------------
BBB                                                         0.9
-------------------------------------------------------------------
NR                                                          6.6
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

Hartford Small Company HLS Fund inception 8/9/1996
(subadvised by: Wellington Management Company, LLP,
                Hartford Investment Management Company)

PERFORMANCE OVERVIEW 6/30/97 - 6/30/07
Growth of a $10,000 investment(1)

(LINE GRAPH)

                                                                      SMALL COMPANY IA              RUSSELL 2000 GROWTH INDEX
                                                                      ----------------              -------------------------
6/97                                                                       10000                              10000
                                                                           10428                              10512
                                                                           10660                              10828
                                                                           11700                              11692
                                                                           10983                              10990
                                                                           10793                              10728
                                                                           10716                              10734
                                                                           10373                              10590
                                                                           11557                              11525
                                                                           12040                              12009
                                                                           12160                              12083
                                                                           11526                              11205
6/98                                                                       11668                              11319
                                                                           11253                              10374
                                                                            8567                               7979
                                                                            9368                               8788
                                                                           10056                               9247
                                                                           10718                               9964
                                                                           11961                              10866
                                                                           12550                              11354
                                                                           11204                              10316
                                                                           12181                              10683
                                                                           13195                              11627
                                                                           13466                              11645
6/99                                                                       14597                              12258
                                                                           14575                              11879
                                                                           14268                              11435
                                                                           14592                              11656
                                                                           15084                              11954
                                                                           16727                              13218
                                                                           19835                              15548
                                                                           19193                              15403
                                                                           22605                              18987
                                                                           22202                              16991
                                                                           20237                              15276
                                                                           17979                              13938
6/00                                                                       20556                              15738
                                                                           18849                              14390
                                                                           20361                              15903
                                                                           19479                              15113
                                                                           18286                              13886
                                                                           16042                              11365
                                                                           17233                              12061
                                                                           16512                              13037
                                                                           14704                              11250
                                                                           13449                              10227
                                                                           15292                              11479
                                                                           15106                              11745
6/01                                                                       15349                              12065
                                                                           14534                              11036
                                                                           13929                              10347
                                                                           11728                               8677
                                                                           12688                               9512
                                                                           13911                              10306
                                                                           14662                              10948
                                                                           14428                              10558
                                                                           13763                               9875
                                                                           14794                              10733
                                                                           14431                              10501
                                                                           13870                               9887
6/02                                                                       12928                               9048
                                                                           10832                               7658
                                                                           10618                               7654
                                                                           10184                               7101
                                                                           10555                               7461
                                                                           11210                               8200
                                                                           10230                               7634
                                                                            9965                               7426
                                                                            9784                               7228
                                                                           10126                               7338
                                                                           11195                               8032
                                                                           12429                               8937
6/03                                                                       12824                               9109
                                                                           13732                               9798
                                                                           14414                              10324
                                                                           13911                              10063
                                                                           15211                              10932
                                                                           15643                              11288
                                                                           15945                              11339
                                                                           16600                              11935
                                                                           16631                              11916
                                                                           16960                              11972
                                                                           16087                              11371
                                                                           16384                              11597
6/04                                                                       16754                              11983
                                                                           15377                              10907
                                                                           14736                              10673
                                                                           15883                              11263
                                                                           16185                              11536
                                                                           17126                              12511
                                                                           17888                              12961
                                                                           16889                              12377
                                                                           17477                              12547
                                                                           17251                              12076
                                                                           16495                              11308
                                                                           17635                              12105
6/05                                                                       18635                              12497
                                                                           19770                              13370
                                                                           19845                              13182
                                                                           20399                              13286
                                                                           19894                              12795
                                                                           21122                              13520
                                                                           21645                              13499
                                                                           23588                              14802
                                                                           23435                              14723
                                                                           24480                              15438
                                                                           24977                              15394
                                                                           23689                              14310
6/06                                                                       23087                              14319
                                                                           22152                              13575
                                                                           22406                              13973
                                                                           22513                              14067
                                                                           23413                              14979
                                                                           24340                              15337
                                                                           24768                              15301
                                                                           25495                              15586
                                                                           25629                              15536
                                                                           25922                              15680
                                                                           26679                              16091
                                                                           27897                              16825
6/07                                                                       27788                              16728

    --- SMALL COMPANY IA                       --- RUSSELL 2000 GROWTH INDEX
        $10,000 starting value                     $10,000 starting value
        $27,788 ending value                       $16,728 ending value

RUSSELL 2000 GROWTH INDEX is an unmanaged index of those Russell 2000 Index growth companies with higher price-to-book ratios and higher forecasted growth values. (The Russell 2000 Index is a broad-based unmanaged index comprised of 2,000 of the smallest United States domiciled company common stocks (on the basis of capitalization) that are traded in the United States on the New York Stock Exchange, American Stock Exchange and Nasdaq.)

You cannot invest directly in the index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

AVERAGE ANNUAL RETURNS(2) (as of 6/30/07)

                            YTD*   1 YEAR  5 YEAR  10 YEAR
---------------------------------------------------------------
Small Company IA           12.20%  20.36%  16.54%   10.76%
---------------------------------------------------------------
Small Company IB(3)        12.06%  20.06%  16.25%   10.52%
---------------------------------------------------------------
Russell 2000 Growth Index   9.33%  16.83%  13.08%    5.28%
---------------------------------------------------------------

* Year to date returns ("YTD") are not annualized.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1) Growth of a $10,000 investment in Class IB shares will vary from the results seen on this page due to differences in the expense charged to this share class.
(2) Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.
(3) Class IB shares commenced on April 1, 1998. Class IB share performance prior to that date reflects Class IA share performance adjusted to reflect the 12b-1 fee of 0.25% applicable to Class IB shares. The performance after such date reflects actual Class IB share performance.

The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund's performance.

PORTFOLIO MANAGERS

                     WELLINGTON MANAGEMENT COMPANY, LLP                       HARTFORD INVESTMENT MANAGEMENT COMPANY
STEVEN C. ANGELI, CFA           STEPHEN C. MORTIMER  MARIO E. ABULARACH, CFA  HUGH WHELAN
Senior Vice President, Partner  Vice President       Vice President,          Managing Director
                                                     Equity Research Analyst

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

The Class IA shares of Hartford Small Company HLS Fund returned 12.20% for the six-month period ended June 30, 2007, outperforming its benchmark, the Russell 2000 Growth Index, which returned 9.33% for the same period. The Fund also outperformed the 10.96% return of the average fund in the Lipper Small Cap Growth VP-UF peer group, a group of funds with investment strategies similar to those of the Fund.

WHY DID THE FUND PERFORM THIS WAY?

U.S. equity markets advanced during the period, supported by continued strength in corporate earnings and a solidifying global economy. Mid cap stocks set the pace for the six months ended June 30, rising 9.9% as measured by the Russell Midcap Index. In a reversal of the last several years' experience, large cap stocks led small cap stocks by 0.7% when measured using the Russell 1000 Index and Russell 2000 Index, respectively. In another change in leadership, growth stocks outpaced their value peers, as the Russell 3000 Growth Index's return of 8.22% was well ahead of the Russell 3000 Value Index's return of 6.01%. In this environment eight of the ten sectors in the benchmark Russell 2000 Growth Index posted positive returns for the period, led by Materials (+17%), Industrials (+15%), and Information Technology (+14%). The laggards in this environment were Financials (-4%), Telecommunication Services (-3%), and Health Care (+4%).

The Fund's outperformance was primarily driven by positive stock selection; relative (i.e. performance of the Fund as measured against the benchmark) sector exposure did not have a meaningful impact on benchmark-relative returns. Security selection was additive in nine out of the ten broad sectors, particularly in the Consumer Discretionary, Materials, and Financials sectors. Performance was negatively impacted by poor stock selection in the Information Technology sector.

Among the top relative and absolute (i.e. total return) contributors to performance during the period were Terra Industries (Materials), Focus Media (Media), Leap Wireless (Telecommunication Services), Priceline.com (Retailing), and Crocs (Consumer Discretionary). Terra Industries, a major U.S. provider of nitrogen fertilizers to the agricultural supply chain, benefited from

--------------------------------------------------------------------------------

increasing demand for ethanol which drove higher corn prices, higher corn plantings, and greater need for soil nutrients. Focus Media, a Chinese media company, saw its shares rise after the company reported a surge in profits. Online travel company Priceline.com is benefiting from strong European bookings growth, as the firm's travel site gains share in the highly fragmented market. We also believe that varied pricing options provide a competitive advantage for the company. Shares of wireless provider Leap Wireless rose on news of higher average revenue per user and stable margins. We reduced our position but still maintain exposure to the company. Crocs rose after it reported robust first quarter results and increased its guidance for 2007 above analyst estimates.

Stocks with the largest negative absolute and relative impacts were Soitec (Semiconductors), AtheroGenics (Pharma, Bio, & Life Sciences), Medicines (Pharma, Bio, & Life Sciences), and Rackable Systems (Information Technology). Shares of chip maker Soitec fell due to concerns that business trends were softer than expected. Soitec's main customer, Advanced Micro Devices (AMD), continues to experience difficult near-term prospects, and we eliminated our position. Pharmaceutical company AtheroGenics' stock price fell after its proposed drug to fight heart disease failed in a study. We sold our position. Medicines, a provider of acute care hospital products, saw its stock trade lower as the patent extension application for its anticoagulant drug Angiomax was denied. We maintain our position as the company's attractive pipeline, potential label extensions for Angiomax, and possible patent extension legislation from Congress offer positive risk/reward potential. Rackable Systems fell sharply when the company posted disappointing fourth quarter 2006 and first quarter 2007 results. The Fund also suffered relative to the benchmark by not owning aQuantive and AK Steel, both of which are in the benchmark and rose during the period.

WHAT IS THE OUTLOOK?

Hartford Small Company HLS Fund focuses on stocks of companies we see as having unique business models or special market opportunities that should allow them to deliver superior growth. As such, changes in the overall positioning of the Funds are the result of bottom-up stock decisions as opposed to top-down macroeconomic themes. However, some themes do emerge based on our individual stock research. Over the past year we have focused on fertilizer producers, solar panel manufacturers, and consumer-related companies focused on emerging markets. Meanwhile, we have avoided most consumer and corporate lending business due to concerns about leverage and delinquency levels in the U.S.

The Fund ended the period with the greatest relative exposures in Consumer Discretionary, Information Technology, Industrials, and Energy stocks. The Fund was most underweight (i.e. the Fund's sector position was less than the benchmark position) in the Health Care, Financials, and Consumer Staples sectors.

DIVERSIFICATION BY INDUSTRY
as of June 30, 2007

                                                      PERCENTAGE OF
INDUSTRY                                               NET ASSETS
-------------------------------------------------------------------
Basic Materials                                             8.6%
-------------------------------------------------------------------
Capital Goods                                               6.1
-------------------------------------------------------------------
Consumer Cyclical                                          11.6
-------------------------------------------------------------------
Consumer Staples                                            0.3
-------------------------------------------------------------------
Energy                                                      5.1
-------------------------------------------------------------------
Finance                                                     9.2
-------------------------------------------------------------------
Health Care                                                11.7
-------------------------------------------------------------------
Services                                                   15.5
-------------------------------------------------------------------
Technology                                                 27.0
-------------------------------------------------------------------
Transportation                                              2.0
-------------------------------------------------------------------
Utilities                                                   1.0
-------------------------------------------------------------------
Short-Term Investments                                     21.2
-------------------------------------------------------------------
Other Assets and Liabilities                              (19.3)
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

Hartford SmallCap Growth HLS Fund inception 5/2/1994
(subadvised by: Wellington Management Company, LLP,
                Hartford Investment Management Company)

PERFORMANCE OVERVIEW 6/30/97 - 6/30/07
Growth of a $10,000 investment(1)

(LINE GRAPH)

                                                                     SMALLCAP GROWTH IA             RUSSELL 2000 GROWTH INDEX
                                                                     ------------------             -------------------------
6/97                                                                       10000                              10000
                                                                           10549                              10512
                                                                           10302                              10828
                                                                           10986                              11692
                                                                           10507                              10990
                                                                           10485                              10728
                                                                           10736                              10734
                                                                           10524                              10590
                                                                           11663                              11525
                                                                           12414                              12009
                                                                           12383                              12083
                                                                           11742                              11205
6/98                                                                       12203                              11319
                                                                           11304                              10374
                                                                            8975                               7979
                                                                            9537                               8788
                                                                           10195                               9247
                                                                           11453                               9964
                                                                           13008                              10866
                                                                           13953                              11354
                                                                           12208                              10316
                                                                           13142                              10683
                                                                           13636                              11627
                                                                           13763                              11645
6/99                                                                       15585                              12258
                                                                           15871                              11879
                                                                           16229                              11435
                                                                           16936                              11656
                                                                           19357                              11954
                                                                           21686                              13218
                                                                           27221                              15548
                                                                           27639                              15403
                                                                           38233                              18987
                                                                           34506                              16991
                                                                           28891                              15276
                                                                           24782                              13938
6/00                                                                       30497                              15739
                                                                           28251                              14390
                                                                           33817                              15903
                                                                           31903                              15113
                                                                           29012                              13886
                                                                           20888                              11365
                                                                           23116                              12061
                                                                           23478                              13037
                                                                           19244                              11250
                                                                           17310                              10227
                                                                           18992                              11479
                                                                           18992                              11745
6/01                                                                       19719                              12065
                                                                           18303                              11036
                                                                           17117                              10347
                                                                           13967                               8677
                                                                           15382                               9512
                                                                           17111                              10306
                                                                           18452                              10948
                                                                           17866                              10558
                                                                           16881                               9875
                                                                           18625                              10733
                                                                           17843                              10501
                                                                           16595                               9887
6/02                                                                       15052                               9048
                                                                           13017                               7658
                                                                           12983                               7654
                                                                           11911                               7101
                                                                           12842                               7461
                                                                           14245                               8200
                                                                           13132                               7634
                                                                           12706                               7427
                                                                           12140                               7228
                                                                           12297                               7338
                                                                           13436                               8032
                                                                           15011                               8937
6/03                                                                       15404                               9109
                                                                           16453                               9798
                                                                           17590                              10324
                                                                           17606                              10063
                                                                           18939                              10932
                                                                           19424                              11289
                                                                           19705                              11339
                                                                           20886                              11935
                                                                           20857                              11917
                                                                           20696                              11972
                                                                           19784                              11371
                                                                           20004                              11598
6/04                                                                       20675                              11983
                                                                           19018                              10908
                                                                           18753                              10673
                                                                           19774                              11263
                                                                           20409                              11537
                                                                           21820                              12512
                                                                           22746                              12962
                                                                           21743                              12378
                                                                           22357                              12548
                                                                           22087                              12077
                                                                           21091                              11308
                                                                           22645                              12106
6/05                                                                       23318                              12497
                                                                           24915                              13371
                                                                           24488                              13182
                                                                           24470                              13287
                                                                           23655                              12796
                                                                           25077                              13520
                                                                           25253                              13500
                                                                           27195                              14802
                                                                           26785                              14723
                                                                           27616                              15439
                                                                           27230                              15394
                                                                           25331                              14311
6/06                                                                       25417                              14320
                                                                           24180                              13576
                                                                           24549                              13973
                                                                           24905                              14068
                                                                           26624                              14979
                                                                           27103                              15338
                                                                           26984                              15302
                                                                           27546                              15586
                                                                           27600                              15537
                                                                           27778                              15680
                                                                           28703                              16092
                                                                           29918                              16826
6/07                                                                       29444                              16729

    --- SMALLCAP GROWTH IA                     --- RUSSELL 2000 GROWTH INDEX
        $10,000 starting value                     $10,000 starting value
        $29,444 ending value                       $16,729 ending value

RUSSELL 2000 GROWTH INDEX is an unmanaged index of those Russell 2000 Index growth companies with higher price-to-book ratios and higher forecasted growth values. (The Russell 2000 Index is a broad-based unmanaged index comprised of 2000 of the smallest United States domiciled company common stocks (on the basis of capitalization) that are traded in the United States on the New York Stock Exchange, American Stock Exchange and NASDAQ.)

You cannot invest directly in the index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

AVERAGE ANNUAL RETURNS (as of 6/30/07)

                           YTD*   1 YEAR  5 YEAR  10 YEAR
--------------------------------------------------------------
SmallCap Growth IA         9.11%  15.84%  14.36%   11.40%
--------------------------------------------------------------
SmallCap Growth IB(2)      8.98%  15.56%  14.09%   11.13%
--------------------------------------------------------------
Russell 2000 Growth Index  9.33%  16.83%  13.08%    5.28%
--------------------------------------------------------------

* Year to date returns ("YTD") are not annualized.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1) Growth of a $10,000 investment in Class IB shares will vary from the results seen on this page due to differences in the expense charged to this share class.
(2) Class IB shares commenced on May 1, 2002. Class IB share performance prior to that date reflects Class IA share performance adjusted to reflect the 12b-1 fee of 0.25% applicable to Class IB shares. The performance after such date reflects actual Class IB share performance.

The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund's performance.

PORTFOLIO MANAGERS

          WELLINGTON MANAGEMENT COMPANY, LLP             HARTFORD INVESTMENT MANAGEMENT COMPANY
DAVID J. ELLIOTT, CFA            DORIS T. DWYER          HUGH WHELAN
Vice President                   Vice President          Managing Director

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

The Class IA shares of Hartford SmallCap Growth HLS Fund returned 9.11% for the six-month period ended June 30, 2007, underperforming its benchmark, the Russell 2000 Growth Index, which returned 9.33% for the same period. The Fund also underperformed the 10.96% return of the average fund in the Lipper Small Cap Growth Funds peer group, a group of funds with investment strategies similar to those of the Fund.

WHY DID THE FUND PERFORM THIS WAY?

While the economy is still healthy, it has demonstrated signs of weakness as witnessed by the deterioration in the sub-prime housing market and reduced capital spending. During the period, mid cap shares (+12%) outperformed small cap stocks (+6.5%) and large cap (+7%) counterparts, as measured by the S&P 400 MidCap Index, Russell 2000 Index, and S&P 500 Index, respectively. Growth stocks outperformed value stocks as measured by the Russell 3000 Value Index and Russell 3000 Growth Index. Within the Russell 2000 Growth Index, eight of the ten sectors posted positive returns led by Materials (+17%), Industrials (+15%), and Information Technology (+14%). The Financials (-4%) and Telecommunications Services sectors (-3%) lagged the returns of the broader market.

Relative security selection was strongest in the Materials, Consumer Discretionary and Energy sectors and weakest in the Industrials and Information Technology sectors.

IndyMac Bancorp (Banks), Sketchers USA (Consumer Durables), and American Commercial (Transportation) were the largest detractors from relative (i.e. performance of the Fund as measured against the benchmark) returns over the period. Faced with a challenging industry environment, sub-prime lender IndyMac Bancorp reported an earnings shortfall for the first quarter due to lower than expected gain on sales margin, an increase in delinquent loans, increased operating expenses and a product shift to fixed rate loans. We significantly reduced our exposure to the stock during the period. Shares of footwear retailer Sketchers USA retreated after management issued conservative guidance, citing higher infrastructure requirements needed to support the firm's growth and expansion plans. American Commercial, a marine transportation company, fell as the company lowered its 2007 earnings guidance due to sluggish productivity levels in the

--------------------------------------------------------------------------------

manufacturing sector and weakness in the spot grain markets. In addition, relative performance was negatively impacted by not owning aQuantive and AK Steel Holding, both of which were up over 100% during the period.

Among the top contributors to both relative and absolute (i.e. total return) performance were ITT Educational Services (Consumer Services), Cleveland-Cliffs (Materials), and Sun Hydraulics (Capital Goods). ITT Educational Services, a U.S. provider of career-focused postsecondary degree programs, continued to report enrollment gains and significant improvements in student retention. Strong cash flow, solid management and accelerated demand for Information Technology programs bode well for future guidance. Cleveland-Cliffs, a producer of iron ore pellets in North America, is benefiting from continued strong demand from steel companies and raised sales expectations. Shares of Sun Hydraulics rose as the company reported market share gains and strong sales growth, particularly in Europe and Asia. We held all three stocks at the end of the period.


WHAT IS THE OUTLOOK?

The U.S. economy should be on better footing during the second half of the year as the inventory correction is behind us, job growth remains steady, and capital investment begins to improve. On the negative side, the housing recovery is likely to take longer than anticipated, as rising mortgage defaults and tighter lending standards will present obstacles to sellers in a market which currently has excess. Relative sector allocations versus the benchmark are small and incidental to our bottom-up stock selection strategy. At period-end the Fund's largest overweight (i.e. the Fund's sector position was greater than the benchmark position) was in the Information Technology sector, and the largest underweights (i.e. the Fund's sector position was less than the benchmark position) were in Financials and Consumer Discretionary stocks.

DIVERSIFICATION BY INDUSTRY
as of June 30, 2007

                                                      PERCENTAGE OF
INDUSTRY                                               NET ASSETS
-------------------------------------------------------------------
Basic Materials                                             5.9%
-------------------------------------------------------------------
Capital Goods                                               6.1
-------------------------------------------------------------------
Consumer Cyclical                                          13.5
-------------------------------------------------------------------
Consumer Staples                                            0.3
-------------------------------------------------------------------
Energy                                                      4.9
-------------------------------------------------------------------
Finance                                                     9.0
-------------------------------------------------------------------
Health Care                                                17.8
-------------------------------------------------------------------
Services                                                   13.3
-------------------------------------------------------------------
Technology                                                 23.5
-------------------------------------------------------------------
Transportation                                              3.8
-------------------------------------------------------------------
Short-Term Investments                                     22.4
-------------------------------------------------------------------
Other Assets and Liabilities                              (20.5)
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

Hartford Stock HLS Fund inception 8/31/1977
(subadvised by Wellington Management Company, LLP)

PERFORMANCE OVERVIEW 6/30/97 - 6/30/07
Growth of a $10,000 investment(1)

(LINE GRAPH)

                                                                          STOCK IA                        S&P 500 INDEX
                                                                          --------                        -------------
6/97                                                                       10000                              10000
                                                                           10726                              10795
                                                                           10045                              10191
                                                                           10575                              10749
                                                                           10230                              10390
                                                                           10674                              10871
                                                                           10764                              11057
                                                                           10898                              11179
                                                                           11725                              11985
                                                                           12381                              12599
                                                                           12656                              12725
                                                                           12440                              12507
6/98                                                                       13062                              13014
                                                                           13186                              12876
                                                                           11256                              11014
                                                                           11759                              11720
                                                                           12819                              12673
                                                                           13609                              13441
                                                                           14366                              14215
                                                                           14807                              14809
                                                                           14475                              14349
                                                                           15130                              14923
                                                                           15758                              15501
                                                                           15268                              15135
6/99                                                                       16242                              15975
                                                                           15779                              15476
                                                                           15587                              15399
                                                                           15194                              14977
                                                                           16022                              15925
                                                                           16253                              16248
                                                                           17209                              17205
                                                                           16276                              16341
                                                                           16017                              16032
                                                                           17672                              17599
                                                                           17148                              17070
                                                                           16840                              16720
6/00                                                                       17042                              17132
                                                                           16709                              16864
                                                                           17535                              17911
                                                                           16750                              16966
                                                                           16846                              16894
                                                                           15827                              15563
                                                                           15996                              15639
                                                                           16424                              16194
                                                                           15273                              14718
                                                                           14228                              13786
                                                                           15275                              14856
                                                                           15403                              14956
6/01                                                                       14742                              14592
                                                                           14574                              14448
                                                                           13566                              13545
                                                                           12621                              12452
                                                                           12928                              12689
                                                                           13937                              13663
                                                                           14040                              13783
                                                                           13695                              13582
                                                                           13499                              13320
                                                                           13990                              13821
                                                                           12787                              12983
                                                                           12605                              12888
6/02                                                                       11715                              11970
                                                                           10989                              11038
                                                                           10898                              11110
                                                                            9688                               9903
                                                                           10568                              10774
                                                                           11365                              11407
                                                                           10636                              10737
                                                                           10358                              10457
                                                                           10154                              10300
                                                                           10196                              10400
                                                                           10977                              11256
                                                                           11516                              11849
6/03                                                                       11688                              12000
                                                                           11982                              12212
                                                                           12140                              12450
                                                                           11945                              12318
                                                                           12579                              13014
                                                                           12696                              13128
                                                                           13451                              13816
                                                                           13522                              14070
                                                                           13624                              14265
                                                                           13389                              14050
                                                                           13212                              13830
                                                                           13387                              14019
6/04                                                                       13682                              14292
                                                                           13193                              13819
                                                                           13204                              13874
                                                                           13161                              14025
                                                                           13143                              14239
                                                                           13564                              14815
                                                                           14012                              15319
                                                                           13765                              14945
                                                                           14057                              15260
                                                                           13657                              14990
                                                                           13531                              14706
                                                                           13996                              15173
6/05                                                                       13969                              15195
                                                                           14601                              15760
                                                                           14643                              15616
                                                                           14803                              15742
                                                                           14623                              15480
                                                                           15228                              16065
                                                                           15360                              16070
                                                                           15842                              16496
                                                                           15788                              16540
                                                                           15977                              16746
                                                                           16240                              16971
                                                                           15750                              16483
6/06                                                                       15505                              16505
                                                                           15511                              16607
                                                                           15947                              17001
                                                                           16315                              17439
                                                                           16883                              18007
                                                                           17375                              18349
                                                                           17611                              18606
                                                                           17871                              18892
                                                                           17571                              18524
                                                                           17793                              18730
                                                                           18565                              19560
                                                                           19549                              20242
6/07                                                                       19421                              19905

    --- STOCK IA                               --- S&P 500 INDEX
        $10,000 starting value                     $10,000 starting value
        $19,421 ending value                       $19,905 ending value

S&P 500 INDEX is a market capitalization weighted price index composed of 500 widely held common stocks.

You cannot invest directly in the index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

AVERAGE ANNUAL RETURNS(2) (as of 6/30/07)

                YTD*   1 YEAR  5 YEAR  10 YEAR
---------------------------------------------------
Stock IA       10.28%  25.25%  10.64%    6.86%
---------------------------------------------------
Stock IB(3)    10.14%  24.94%  10.36%    6.63%
---------------------------------------------------
S&P 500 Index   6.98%  20.60%  10.71%    7.13%
---------------------------------------------------

* Year to date returns ("YTD") are not annualized.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1) Growth of a $10,000 investment in Class IB shares will vary from the results seen on this page due to differences in the expense charged to this share class.
(2) Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.
(3) Class IB shares commenced on April 1, 1998. Class IB share performance prior to that date reflects Class IA share performance adjusted to reflect the 12b-1 fee of 0.25% applicable to Class IB shares. The performance after such date reflects actual Class IB share performance.

The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund's performance.

PORTFOLIO MANAGERS

STEVEN T. IRONS, CFA                                                  PETER I. HIGGINS, CFA
Senior Vice President, Partner                                        Vice President

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

The Class IA shares of Hartford Stock HLS Fund returned 10.28% for the six-month period ended June 30, 2007, outperforming its benchmark, the S&P 500 Index, which returned 6.98% for the same period. The Fund also outperformed the 7.21% return of the average fund in the Lipper Large Cap Core Fund peer group, a group of funds with investment strategies similar to those of the Fund.

WHY DID THE FUND PERFORM THIS WAY?

U.S. equity markets advanced during the period, supported by continued strength in corporate earnings and a solidifying global economy. U.S. mid cap equities (+9.9%) outpaced small (+6.5%) and large cap (+7.0%) stocks as measured by the Russell Mid Cap Index, Russell 2000 Index and S&P 500 Index, respectively. In another change in leadership, U.S. growth stocks outpaced their value peers, as the Russell 3000 Growth Index returned (+8.2%) versus a Russell 3000 Value Index return of (+6.0%). Within the index, Energy (+17.1%), Materials (+15.8%), and Telecommunication Services (+15.5%) led performance while Financials (-0.8%) and Consumer Discretionary (2.9%) lagged the broader market.

The Fund outperformed the S&P 500 Index due primarily to strong stock selection, although sector allocation weightings also contributed to positive relative returns. Strong security selection within the Information Technology, Materials, and Consumer Staples sectors more than offset weaker selection within the Consumer Discretionary sector. In addition, an underweight (i.e. the Fund's sector position was less than the benchmark position) position in lagging Financials stocks boosted returns.

Stocks that contributed most to both relative (i.e. performance of the Fund as measured against the benchmark) and absolute (i.e. total return) results included Elan (Health Care) and First Data (Information Technology). Dublin-based biotechnology company Elan's shares gained on investor optimism for promising drugs, including Bapineuzumab, a new antibody drug for treating Alzheimer's disease. We maintain our position in the holding. Software and Services firm First Data's stock experienced a sharp increase in price after the company agreed to be acquired by private equity investors. We eliminated our position and took profits. Among other top relative contributors during the period was Brazilian diversified metals and mining company Companhia Vale do Rio Doce. The stock price rose as the company benefited from tight iron ore markets and the successful refinancing of debt associated with the acquisition of Inco. Metals and mining

--------------------------------------------------------------------------------

company Alcoa was among top contributors to absolute returns. Shares of this aluminum company rose after it announced a takeover offer for Alcan, Canada's biggest aluminum producer, which would create the world's largest aluminum company.

Among top relative and absolute detractors from returns were D R Horton (Consumer Discretionary), XM Satellite (Consumer Discretionary), and Sanofi-Aventis (Health Care). Shares of homebuilder D R Horton fell as the company felt the pressures of the tighter mortgage lending standards and forecasted a dim outlook for the remainder of 2007. Satellite radio service company XM Satellite's stock tumbled with news and controversy surrounding the proposed merger with Sirius. Shares of French pharmaceutical company Sanofi-Aventis fell after the FDA did not approve their anti-obesity drug Acomplia (rimonabant). Among other top detractors was retailer Circuit City. Shares declined as the company suffered from operating disappointments and a difficult consumer environment. We maintained our position in all four stocks as of the end of the period.


WHAT IS THE OUTLOOK?

Hartford Stock HLS Fund is managed with a large cap, core approach. We apply a bottom-up investment process in constructing a diversified portfolio. We look for companies that exhibit the following qualities: industry leadership, strong balance sheets, solid management, high return on equity, accelerating earnings, and/or attractive valuation with a catalyst. At the end of June, this bottom-up approach resulted in overweight (i.e. the Fund's sector position was greater than the benchmark position) positions relative to the S&P 500 Index in Information Technology and Health Care and underweight positions in Utilities and Energy.

DIVERSIFICATION BY INDUSTRY
as of June 30, 2007

                                                      PERCENTAGE OF
INDUSTRY                                               NET ASSETS
-------------------------------------------------------------------
Basic Materials                                             4.1%
-------------------------------------------------------------------
Capital Goods                                               0.9
-------------------------------------------------------------------
Consumer Cyclical                                           6.3
-------------------------------------------------------------------
Consumer Staples                                            7.2
-------------------------------------------------------------------
Energy                                                      8.4
-------------------------------------------------------------------
Finance                                                    23.3
-------------------------------------------------------------------
Health Care                                                 9.4
-------------------------------------------------------------------
Services                                                    8.7
-------------------------------------------------------------------
Technology                                                 30.1
-------------------------------------------------------------------
Utilities                                                   1.3
-------------------------------------------------------------------
Short-Term Investments                                      5.8
-------------------------------------------------------------------
Other Assets and Liabilities                               (5.5)
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

Hartford Total Return Bond HLS Fund inception 8/31/1977
(subadvised by Hartford Investment Management Company)

PERFORMANCE OVERVIEW 6/30/97 - 6/30/07
Growth of a $10,000 investment(1)

(LINE GRAPH)

                                                                                               LEHMAN BROTHERS U.S AGGREGATE BOND
                                                                  TOTAL RETURN BOND IA                       INDEX
                                                                  --------------------         ----------------------------------
6/97                                                                     10000                                10000
                                                                         10338                                10270
                                                                         10231                                10183
                                                                         10392                                10333
                                                                         10525                                10483
                                                                         10592                                10531
                                                                         10736                                10638
                                                                         10884                                10774
                                                                         10875                                10765
                                                                         10927                                10802
                                                                         10974                                10858
                                                                         11091                                10961
6/98                                                                     11196                                11054
                                                                         11192                                11078
                                                                         11291                                11258
                                                                         11590                                11522
                                                                         11466                                11461
                                                                         11582                                11526
                                                                         11611                                11561
                                                                         11702                                11643
                                                                         11405                                11439
                                                                         11474                                11502
                                                                         11533                                11539
                                                                         11380                                11437
6/99                                                                     11313                                11400
                                                                         11289                                11353
                                                                         11268                                11347
                                                                         11378                                11479
                                                                         11422                                11521
                                                                         11429                                11520
                                                                         11377                                11465
                                                                         11356                                11427
                                                                         11493                                11565
                                                                         11670                                11718
                                                                         11651                                11684
                                                                         11658                                11678
6/00                                                                     11925                                11921
                                                                         12000                                12029
                                                                         12152                                12204
                                                                         12229                                12280
                                                                         12261                                12362
                                                                         12445                                12564
                                                                         12741                                12798
                                                                         13037                                13007
                                                                         13109                                13120
                                                                         13143                                13185
                                                                         13120                                13130
                                                                         13196                                13209
6/01                                                                     13181                                13259
                                                                         13494                                13556
                                                                         13664                                13712
                                                                         13698                                13871
                                                                         13943                                14161
                                                                         13891                                13965
                                                                         13847                                13876
                                                                         13899                                13988
                                                                         13958                                14124
                                                                         13763                                13890
                                                                         14048                                14159
                                                                         14198                                14279
6/02                                                                     14195                                14402
                                                                         14226                                14576
                                                                         14500                                14823
                                                                         14626                                15063
                                                                         14699                                14993
                                                                         14863                                14989
                                                                         15243                                15299
                                                                         15372                                15313
                                                                         15615                                15524
                                                                         15635                                15512
                                                                         15838                                15640
                                                                         16201                                15932
6/03                                                                     16193                                15900
                                                                         15712                                15366
                                                                         15836                                15468
                                                                         16257                                15877
                                                                         16151                                15729
                                                                         16226                                15767
                                                                         16439                                15928
                                                                         16584                                16056
                                                                         16720                                16229
                                                                         16818                                16351
                                                                         16422                                15926
                                                                         16363                                15862
6/04                                                                     16443                                15951
                                                                         16585                                16110
                                                                         16873                                16417
                                                                         16945                                16461
                                                                         17114                                16599
                                                                         17049                                16467
                                                                         17199                                16619
                                                                         17286                                16723
                                                                         17234                                16624
                                                                         17133                                16539
                                                                         17358                                16763
                                                                         17502                                16944
6/05                                                                     17630                                17036
                                                                         17521                                16881
                                                                         17719                                17098
                                                                         17547                                16922
                                                                         17402                                16788
                                                                         17469                                16862
                                                                         17620                                17022
                                                                         17648                                17023
                                                                         17686                                17080
                                                                         17540                                16912
                                                                         17525                                16881
                                                                         17499                                16863
6/06                                                                     17522                                16899
                                                                         17734                                17128
                                                                         18000                                17390
                                                                         18145                                17543
                                                                         18296                                17659
                                                                         18517                                17864
                                                                         18467                                17760
                                                                         18488                                17753
                                                                         18765                                18026
                                                                         18753                                18027
                                                                         18862                                18124
                                                                         18700                                17987
6/07                                                                     18605                                17934

    --- TOTAL RETURN BOND IA              --- LEHMAN BROTHERS U.S. AGGREGATE BOND INDEX
        $10,000 starting value                $10,000 starting value
        $18,605 ending value                  $17,934 ending value

LEHMAN BROTHERS U.S. AGGREGATE BOND INDEX is an unmanaged index and is composed of securities from the Lehman Brothers Government/Credit Bond Index, Mortgage-Backed Securities Index, Asset-Backed Securities Index and Commercial Mortgage-Backed Securities Index.

You cannot invest directly in the index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

AVERAGE ANNUAL RETURNS(2) (as of 6/30/07)

                                YTD*   1 YEAR  5 YEAR  10 YEAR
-------------------------------------------------------------------
Total Return Bond IA            0.75%   6.18%   5.56%    6.41%
-------------------------------------------------------------------
Total Return Bond IB(3)         0.63%   5.92%   5.30%    6.17%
-------------------------------------------------------------------
Lehman Brothers U.S. Aggregate
  Bond Index                    0.98%   6.12%   4.48%    6.01%
-------------------------------------------------------------------

* Year to date returns ("YTD") are not annualized.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1) Growth of a $10,000 investment in Class IB shares will vary from the results seen on this page due to differences in the expense charged to this share class.
(2) Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.
(3) Class IB shares commenced on April 1, 1998. Class IB share performance prior to that date reflects Class IA share performance adjusted to reflect the 12b-1 fee of 0.25% applicable to Class IB shares. The performance after such date reflects actual Class IB share performance.

The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund's performance.

PORTFOLIO MANAGER

NASRI TOUTOUNGI
Managing Director

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

The Class IA shares of Hartford Total Return Bond HLS Fund returned 0.75% for the six months ended June 30, 2007, versus its benchmark, the Lehman Brothers U.S. Aggregate Bond Index, which returned 0.98%, and the Lipper VA Intermediate Investment Grade Funds category, a group of funds with investment strategies similar to those of the Fund, which returned 0.63%.

WHY DID THE FUND PERFORM THIS WAY?

During the six-month period ended June 30, 2007, yields rose across most maturities as the yield curve steepened; the two-year Treasury yield increased 5 basis points to 4.86% and the 10-year Treasury yield increased 32 basis points to 5.02%. We modified the allocation of investments along the yield curve to take advantage of this steepening trend. Weak economic data throughout the first quarter and the anticipation of increased housing-related pressures led to the implementation of a long duration (i.e. sensitivity to changes in interest rates) position which detracted from the Fund's performance as interest rates rose.

Sector allocation decisions were beneficial to the Fund's relative (i.e. performance of the Fund as measured against the benchmark) performance, driven primarily by out-of-benchmark allocations to high yield corporate bonds and bank loans, as the Lehman Brothers High Yield Corporate Bond Index outperformed the Lehman Brothers U.S. Aggregate Bond Index by 1.81%. An overweight (i.e. the Fund's sector position was greater than the benchmark position) to commercial mortgage-backed securities (CMBS) underperformed the Lehman Brothers U.S. Aggregate Bond Index over the period.

Security selection in the emerging markets, agency, and asset-backed securities
(ABS) sectors was additive to total return performance. Exposure to the home equity asset-backed sector was selectively increased after the initial wave of weakness that occurred as a result of sub-prime mortgage concerns. Security selection in the investment grade corporate sector detracted from performance, primarily due to the underperformance of issuers in the finance sector.

WHAT IS THE OUTLOOK?

A higher level of concern and asset volatility may be with us for the near term. One reason is that the economy's growth rate appears to have rebounded sharply from the first to the second quarter, leading to concerns that the Federal Reserve may keep short term rates higher longer than previously expected. Another

--------------------------------------------------------------------------------

reason is concern about credit quality in a number of sectors: the higher risk categories tied to sub-prime mortgages and various classes of high yield bonds in particular will likely lead to further investor caution, keeping yields relatively higher versus U.S. Treasuries until it is clear the problems are either contained or less than originally feared.
In general, we are optimistic that bond valuations, away from U.S. Treasuries will become increasingly attractive, reflective of their continued underlying fundamental strength: corporate cash flow and earnings are still solid and balance sheets remain generally sound. We find particular value at this point in agency mortgage securities and the financial sector. Also, we are revisiting the high yield sector; as was the case late last year. Given our fundamental outlook, current weakness in the sector is making valuations more attractive.

DIVERSIFICATION BY INDUSTRY
as of June 30, 2007

                                                      PERCENTAGE OF
INDUSTRY                                               NET ASSETS
-------------------------------------------------------------------
Basic Materials                                             1.7%
-------------------------------------------------------------------
Capital Goods                                               0.3
-------------------------------------------------------------------
Consumer Cyclical                                           1.9
-------------------------------------------------------------------
Consumer Staples                                            0.7
-------------------------------------------------------------------
Energy                                                      2.0
-------------------------------------------------------------------
Finance                                                    32.2
-------------------------------------------------------------------
Foreign Governments                                         3.3
-------------------------------------------------------------------
General Obligations                                         0.2
-------------------------------------------------------------------
Health Care                                                 2.3
-------------------------------------------------------------------
Services                                                    4.8
-------------------------------------------------------------------
Technology                                                  6.1
-------------------------------------------------------------------
Transportation                                              0.8
-------------------------------------------------------------------
U.S. Government Agencies                                   38.5
-------------------------------------------------------------------
U.S. Government Securities                                  2.8
-------------------------------------------------------------------
Utilities                                                   1.3
-------------------------------------------------------------------
Short-Term Investments                                     28.2
-------------------------------------------------------------------
Other Assets and Liabilities                              (27.1)
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

DISTRIBUTION BY CREDIT QUALITY
as of June 30, 2007

                                                      PERCENTAGE OF
                                                        LONG-TERM
RATING                                                  HOLDINGS
-------------------------------------------------------------------
AAA                                                        55.2%
-------------------------------------------------------------------
AA                                                          4.1
-------------------------------------------------------------------
A                                                          12.2
-------------------------------------------------------------------
BBB                                                        10.6
-------------------------------------------------------------------
BB                                                         10.3
-------------------------------------------------------------------
B                                                           3.7
-------------------------------------------------------------------
CCC                                                         1.2
-------------------------------------------------------------------
C                                                           0.0
-------------------------------------------------------------------
NR                                                          2.7
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

Hartford U.S. Government Securities HLS Fund inception 3/24/1987
(subadvised by Hartford Investment Management Company)

PERFORMANCE OVERVIEW 6/30/97 - 6/30/07
Growth of a $10,000 investment(1)

(LINE GRAPH)

                                                                                               LEHMAN BROTHERS INTERMEDIATE GOV'T
                                                             U.S. GOVERNMENT SECURITIES IA                 BOND INDEX
                                                             -----------------------------     ----------------------------------
6/97                                                                     10000                                10000
                                                                         10252                                10184
                                                                         10169                                10145
                                                                         10320                                10256
                                                                         10455                                10376
                                                                         10485                                10399
                                                                         10600                                10483
                                                                         10748                                10619
                                                                         10728                                10608
                                                                         10767                                10640
                                                                         10810                                10691
                                                                         10922                                10765
6/98                                                                     11027                                10837
                                                                         11037                                10879
                                                                         11271                                11084
                                                                         11533                                11342
                                                                         11473                                11362
                                                                         11515                                11326
                                                                         11540                                11371
                                                                         11590                                11422
                                                                         11356                                11265
                                                                         11418                                11340
                                                                         11455                                11370
                                                                         11336                                11301
6/99                                                                     11292                                11318
                                                                         11252                                11319
                                                                         11240                                11335
                                                                         11377                                11432
                                                                         11393                                11455
                                                                         11381                                11463
                                                                         11317                                11428
                                                                         11268                                11389
                                                                         11386                                11483
                                                                         11526                                11614
                                                                         11505                                11610
                                                                         11509                                11641
6/00                                                                     11724                                11826
                                                                         11816                                11904
                                                                         11995                                12037
                                                                         12096                                12142
                                                                         12187                                12226
                                                                         12406                                12406
                                                                         12654                                12624
                                                                         12801                                12792
                                                                         12929                                12910
                                                                         12989                                13003
                                                                         12917                                12961
                                                                         12967                                13014
6/01                                                                     12991                                13056
                                                                         13262                                13300
                                                                         13399                                13418
                                                                         13646                                13705
                                                                         13870                                13919
                                                                         13674                                13754
                                                                         13603                                13688
                                                                         13694                                13746
                                                                         13848                                13861
                                                                         13671                                13651
                                                                         13930                                13907
                                                                         14049                                14004
6/02                                                                     14174                                14179
                                                                         14444                                14445
                                                                         14650                                14610
                                                                         14915                                14861
                                                                         14878                                14851
                                                                         14784                                14734
                                                                         15062                                15006
                                                                         15075                                14973
                                                                         15263                                15142
                                                                         15250                                15146
                                                                         15321                                15188
                                                                         15541                                15427
6/03                                                                     15522                                15401
                                                                         15005                                15027
                                                                         15066                                15055
                                                                         15349                                15381
                                                                         15248                                15230
                                                                         15269                                15231
                                                                         15386                                15350
                                                                         15468                                15433
                                                                         15603                                15580
                                                                         15690                                15689
                                                                         15343                                15338
                                                                         15289                                15289
6/04                                                                     15346                                15328
                                                                         15449                                15439
                                                                         15655                                15668
                                                                         15659                                15674
                                                                         15750                                15770
                                                                         15619                                15623
                                                                         15704                                15708
                                                                         15741                                15728
                                                                         15664                                15641
                                                                         15631                                15602
                                                                         15787                                15784
                                                                         15888                                15910
6/05                                                                     15934                                15962
                                                                         15820                                15826
                                                                         15992                                16002
                                                                         15878                                15879
                                                                         15797                                15812
                                                                         15854                                15877
                                                                         15948                                15973
                                                                         15961                                15972
                                                                         15976                                15974
                                                                         15917                                15925
                                                                         15926                                15940
                                                                         15922                                15945
6/06                                                                     15945                                15974
                                                                         16113                                16141
                                                                         16300                                16322
                                                                         16412                                16441
                                                                         16490                                16518
                                                                         16642                                16650
                                                                         16588                                16587
                                                                         16606                                16589
                                                                         16783                                16797
                                                                         16830                                16840
                                                                         16904                                16915
                                                                         16779                                16818
6/07                                                                     16754                                16841

    --- U.S. GOVERNMENT SECURITIES IA          --- LEHMAN BROTHERS INTERMEDIATE GOV'T
        $10,000 starting value                     BOND INDEX
        $16,754 ending value                       $10,000 starting value
                                                   $16,841 ending value

LEHMAN BROTHERS U.S. INTERMEDIATE GOVERNMENT BOND INDEX is an unmanaged index of government bonds with maturities of between one and ten years.

You cannot invest directly in the index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

AVERAGE ANNUAL RETURNS (as of 6/30/07)

                                YTD*   1 YEAR  5 YEAR  10 YEAR
-------------------------------------------------------------------
U.S. Government Securities IA   1.00%   5.07%   3.40%    5.30%
-------------------------------------------------------------------
U.S. Government Securities
  IB(2)                         0.88%   4.81%   3.14%    5.03%
-------------------------------------------------------------------
Lehman Brothers Intermediate
  Gov't Bond Index              1.53%   5.43%   3.50%    5.35%
-------------------------------------------------------------------

* Year to date returns ("YTD") are not annualized.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1) Growth of a $10,000 investment in Class IB shares will vary from the results seen on this page due to differences in the expense charged to this share class.
(2) Class IB shares commenced on May 1, 2002. Class IB share performance prior to that date reflects Class IA share performance adjusted to reflect the 12b-1 fee of 0.25% applicable to Class IB shares. The performance after such date reflects actual Class IB share performance.

The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund's performance.

PORTFOLIO MANAGERS

CHRISTOPHER HANLON                   RUSSELL M. REGENAUER
Senior Vice President                Senior Vice President

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

The Class IA shares of Hartford U.S. Government Securities HLS Fund gained 1.00% for the six-month period. In comparison, its benchmark, the Lehman Brothers Intermediate Government Bond Index, returned 1.53%. The Fund outpaced the 0.53% average return of the Lipper General U.S. Government Securities Funds category, a group of funds with investment strategies similar to those of the Fund.

WHY DID THE FUND PERFORM THIS WAY?

As the period progressed, economic activity in the U.S. rebounded from its slow pace earlier in the year. Resilient consumer spending, an inventory rebuild on the part of businesses, and strong global growth effectively eliminated the prospects for a lower federal funds rate and caused the market to instead price in a Federal Reserve on hold. As a result, longer-term interest rates increased over the course of the period.

The Fund underperformed the benchmark over the period due in part to its duration (i.e. sensitivity to changes in interest rates) exposure. The Fund started the period with less interest rate exposure than the benchmark. As rates rose toward the higher end of the three-year trading range, the duration exposure was increased, which detracted from performance in May and June as interest moved outside of the established range. Increasing interest rates caused the yield spread between two-year and 10-year treasuries to increase from negative 10 basis points to positive 15 basis points, which proved beneficial to the Fund as it was positioned for a steeper yield curve.

Sector allocations away from Treasury and agency debt detracted from performance. These sectors outperformed as the market became concerned about market exposure to sub-prime mortgages and avoided riskier assets, causing spread product (i.e. fixed income securities which yield more than Treasuries) to widen. As such, the Fund's allocations to mortgage-backed securities (MBS), commercial mortgage-backed securities (CMBS), and asset-backed securities (ABS) securities underperformed Treasury and agency debt. However, AAA rated assets did not underperform as dramatically as lower-rated bonds.

On a more positive note, security selection was a positive contributor to performance. Allocations to Small Business Administration (SBA) loans, which carry the full faith and credit of the U.S. Government, outperformed the benchmark.

WHAT IS THE OUTLOOK?

Treasury yields have broken out of their three-year range while spread product has cheapened due to risk aversion and higher rate volatility. Spread product has cheapened to attractive levels and we

--------------------------------------------------------------------------------

look to increase spread exposure, adding more MBS, ABS and CMBS at the expense of government debt, including SBA loans. We will continue to maintain a high quality, AAA rated portfolio

DISTRIBUTION BY CREDIT QUALITY
as of June 30, 2007

                                                      PERCENTAGE OF
                                                        LONG-TERM
RATING                                                  HOLDINGS
-------------------------------------------------------------------
AAA                                                        93.7%
-------------------------------------------------------------------
AA                                                          3.8
-------------------------------------------------------------------
A                                                           0.8
-------------------------------------------------------------------
BBB                                                         1.4
-------------------------------------------------------------------
NR                                                          0.3
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

COMPOSITION BY SECTOR
as of June 30, 2007

                                                      PERCENTAGE OF
SECTOR                                                 NET ASSETS
-------------------------------------------------------------------
Asset & Commercial Mortgage Backed Securities              19.9%
-------------------------------------------------------------------
Corporate Bonds: Investment Grade                           0.2
-------------------------------------------------------------------
U.S. Government Agencies                                   76.1
-------------------------------------------------------------------
U.S. Government Securities                                  5.2
-------------------------------------------------------------------
Short-Term Investments                                     32.3
-------------------------------------------------------------------
Other Assets and Liabilities                              (33.7)
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

Hartford Value HLS Fund inception 4/30/2001
(subadvised by Wellington Management Company, LLP)

PERFORMANCE OVERVIEW 4/30/01 - 6/30/07
Growth of a $10,000 investment(1)

(LINE GRAPH)

                                                                          VALUE IA                   RUSSELL 1000 VALUE INDEX
                                                                          --------                   ------------------------
4/01                                                                       10000                              10000
                                                                           10116                              10225
6/01                                                                       10070                               9998
                                                                           10103                               9977
                                                                            9795                               9577
                                                                            9140                               8903
                                                                            9130                               8826
                                                                            9720                               9339
                                                                           10006                               9559
                                                                            9831                               9486
                                                                            9806                               9501
                                                                           10026                               9950
                                                                            9559                               9609
                                                                            9597                               9657
6/02                                                                        9030                               9103
                                                                            8298                               8256
                                                                            8144                               8319
                                                                            7253                               7394
                                                                            7807                               7942
                                                                            8246                               8442
                                                                            7741                               8076
                                                                            7473                               7881
                                                                            7365                               7670
                                                                            7406                               7683
                                                                            8024                               8359
                                                                            8552                               8899
6/03                                                                        8630                               9010
                                                                            8708                               9144
                                                                            8885                               9286
                                                                            8742                               9196
                                                                            9267                               9759
                                                                            9416                               9891
                                                                            9955                              10501
                                                                           10030                              10685
                                                                           10169                              10914
                                                                           10062                              10819
                                                                            9885                              10554
                                                                           10043                              10662
6/04                                                                       10244                              10914
                                                                            9872                              10760
                                                                            9934                              10913
                                                                           10049                              11082
                                                                           10242                              11267
                                                                           10644                              11836
                                                                           11021                              12233
                                                                           10830                              12016
                                                                           11279                              12414
                                                                           11024                              12243
                                                                           10904                              12024
                                                                           11109                              12314
6/05                                                                       11185                              12448
                                                                           11590                              12809
                                                                           11575                              12753
                                                                           11754                              12932
                                                                           11475                              12603
                                                                           11864                              13018
                                                                           11917                              13096
                                                                           12383                              13604
                                                                           12529                              13687
                                                                           12660                              13873
                                                                           12998                              14225
                                                                           12724                              13866
6/06                                                                       12826                              13954
                                                                           13154                              14294
                                                                           13405                              14533
                                                                           13645                              14823
                                                                           13923                              15308
                                                                           14166                              15657
                                                                           14518                              16009
                                                                           14771                              16213
                                                                           14570                              15961
                                                                           14846                              16207
                                                                           15415                              16806
                                                                           16005                              17413
6/07                                                                       15795                              17006

    --- VALUE IA                               --- RUSSELL 1000 VALUE INDEX
        $10,000 starting value                     $10,000 starting value
        $15,795 ending value                       $17,006 ending value

RUSSELL 1000 VALUE INDEX is an unmanaged index measuring the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values.

You cannot invest directly in the index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

AVERAGE ANNUAL RETURNS(2) (as of 6/30/07)

                                                      SINCE
                          YTD*    1 YEAR   5 YEAR   INCEPTION
------------------------------------------------------------------
Value IA                  8.80%   23.15%   11.83%     7.69%
------------------------------------------------------------------
Value IB                  8.66%   22.85%   11.55%     7.44%
------------------------------------------------------------------
Russell 1000 Value Index  6.23%   21.87%   13.31%     8.99%
------------------------------------------------------------------

* Year to date returns ("YTD") are not annualized.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1) Growth of a $10,000 investment in Class IB shares will vary from the results seen on this page due to differences in the expense charged to this share class.
(2) Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.

The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund's performance.

PORTFOLIO MANAGER

JOHN R. RYAN, CFA
Senior Vice President, Partner
--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

For the six-month period ending June 30, 2007, the Class IA shares of Hartford Value HLS Fund returned 8.80% outperforming both the Russell 1000 Value Index return of 6.23% and the Lipper Large Cap Value VA-UF peer group average return of 7.00%, a group of funds with investment strategies similar to those of the Fund.

WHY DID THE FUND PERFORM THIS WAY?

During the period, U.S. equities posted strong returns supporting the Fund's positive absolute (i.e. total return) return. Within the Fund's Russell 1000 Value Index benchmark, nine out of ten sectors posted positive returns. Materials, Telecommunication Services and Energy posted the largest returns, while Financials lagged the benchmark. Mid cap stocks outperformed both large and small cap stocks. The Russell 2000 Index, a small cap index returned 6.45%, compared to the S&P 500 Index, a large cap index return of 6.98% and the S&P 400 MidCap Index return of 11.98%.

Strong positive stock selection within nine of the ten broad economic sectors contributed to the Fund's outperformance versus its benchmark. Stock selection was strongest within Consumer Staples, Energy, Information Technology and Health Care. In addition, the Fund's underweight (i.e. the Fund's sector position was less than the benchmark position) allocation to Financials and overweight (i.e. the Fund's sector position was greater than the benchmark position) to Industrials was additive to performance. The top three relative (i.e. performance of the Fund as measured against the benchmark) contributors to performance were National-Oilwell (Energy), Tyson Foods (Consumer Staples) and EMC (Information Technology). In addition, AT&T (Telecommunication Services) was the top performing stock on an absolute basis. National-Oilwell's order backlog continued to strengthen due to strong rig equipment demand, particularly from the offshore and deepwater sectors. We eliminated National-Oilwell during the period as it reached our price target. Tyson Foods' shares benefited from management's ability to continue to execute on their cost savings initiative despite higher grain (input) costs. EMC's shares benefited from the company's preparation to IPO 10% of its rapidly growing VMware subsidiary. AT&T's shares continue to benefit from cost synergies following the company's merger with Bellsouth and also from firmer pricing.

Key detractors on a relative basis included Host Hotels and Resorts (Real Estate), Boston Scientific (Health Care) and Allstate (Financials). Not owning Valero Energy, a strong performer during the period, also detracted from performance. On an absolute basis, the top detractors from performance were two Financials stocks, Bank of America and Citigroup. An industry-wide slowdown in revenue growth and a significant decline in the U.S. REIT (real-estate investment trust) market caused Host's stock to underperform. Boston Scientific's shares continued to disappoint

--------------------------------------------------------------------------------

as they failed to regain market share after last year's recall of their cardiac defibrillator. We eliminated our position in Boston Scientific stock during the period. Allstate's shares declined as the market focused on soft premium growth and worsening trends in losses. The financial sector has underperformed due to continued pricing pressures in the banking industry as well as emerging credit issues, particularly sub-prime mortgages. We have tried to position the Fund in names with limited exposure to sub-prime loans, and also have more diversified revenue streams to offset the competitive pressures in the industry, such as Citigroup and Bank of America.


WHAT IS THE OUTLOOK?

The economy is behaving according to consensus. Domestic GDP growth has decelerated, while growth has remained strong outside the U.S. We are not changing our outlook for 3-4% global and 2-3% domestic GDP growth. We believe there is adequate global economic strength to support growth in global corporate profits, although we expect a deceleration to the single digit range. While commodity inflation is real and sustainable, overall inflation should remain in the 2-3% range. The market seems overly obsessed with the near-term corrections in the capital markets, such as the sub-prime sector. As the markets begin to demand greater returns for risk, these events should continue to rotate through the system one sub-sector at a time. However, we do not expect these sub-sector problems to derail global growth.

At the end of the period, relative to the Russell 1000 Value Index, the Fund was most overweight Consumer Staples and Information Technology and most underweight Financials, Consumer Discretionary and Utilities.

DIVERSIFICATION BY INDUSTRY
as of June 30, 2007

                                                      PERCENTAGE OF
INDUSTRY                                               NET ASSETS
-------------------------------------------------------------------
Basic Materials                                             5.2%
-------------------------------------------------------------------
Capital Goods                                               5.9
-------------------------------------------------------------------
Consumer Cyclical                                           7.2
-------------------------------------------------------------------
Consumer Staples                                            5.8
-------------------------------------------------------------------
Energy                                                     13.3
-------------------------------------------------------------------
Finance                                                    29.1
-------------------------------------------------------------------
Health Care                                                 7.2
-------------------------------------------------------------------
Services                                                    2.6
-------------------------------------------------------------------
Technology                                                 17.4
-------------------------------------------------------------------
Transportation                                              2.1
-------------------------------------------------------------------
Utilities                                                   3.5
-------------------------------------------------------------------
Short-Term Investments                                      5.2
-------------------------------------------------------------------
Other Assets and Liabilities                               (4.5)
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

Hartford Value Opportunities HLS Fund inception 5/1/1996
(subadvised by Wellington Management Company, LLP)

PERFORMANCE OVERVIEW 6/30/97 - 6/30/07
Growth of a $10,000 investment(1)

(LINE GRAPH)

                                                 VALUE OPPORTUNITIES IA     RUSSELL 3000 VALUE INDEX    RUSSELL 1000 VALUE INDEX
                                                 ----------------------     ------------------------    ------------------------
6/97                                                      10000                       10000                       10000
                                                          10537                       10719                       10752
                                                          10177                       10390                       10369
                                                          10662                       11025                       10996
                                                          10370                       10717                       10689
                                                          10821                       11156                       11161
                                                          11034                       11486                       11487
                                                          11112                       11319                       11325
                                                          11766                       12074                       12087
                                                          12237                       12788                       12826
                                                          12284                       12871                       12912
                                                          12022                       12655                       12721
6/98                                                      12176                       12795                       12884
                                                          11743                       12500                       12656
                                                          10015                       10632                       10773
                                                          10429                       11241                       11391
                                                          11083                       12067                       12273
                                                          11721                       12610                       12845
                                                          12098                       13037                       13282
                                                          12275                       13110                       13389
                                                          11957                       12870                       13200
                                                          12291                       13110                       13473
                                                          13166                       14332                       14731
                                                          12853                       14216                       14569
6/99                                                      13370                       14637                       14992
                                                          12963                       14214                       14553
                                                          12563                       13687                       14013
                                                          12027                       13224                       13523
                                                          12526                       13911                       14302
                                                          12569                       13814                       14190
                                                          13182                       13904                       14258
                                                          12652                       13457                       13793
                                                          11905                       12580                       12768
                                                          13754                       14003                       14326
                                                          13851                       13856                       14160
                                                          14048                       13978                       14309
6/00                                                      13179                       13410                       13655
                                                          13491                       13596                       13826
                                                          14507                       14342                       14595
                                                          14153                       14460                       14729
                                                          15214                       14789                       15091
                                                          14713                       14255                       14531
                                                          15619                       15022                       15259
                                                          16334                       15103                       15317
                                                          15901                       14710                       14891
                                                          15123                       14210                       14365
                                                          16254                       14904                       15070
                                                          16263                       15242                       15408
6/01                                                      16147                       14970                       15066
                                                          15713                       14917                       15034
                                                          14888                       14357                       14432
                                                          13230                       13306                       13416
                                                          13420                       13223                       13301
                                                          14433                       14004                       14074
                                                          15221                       14371                       14406
                                                          14821                       14282                       14295
                                                          14689                       14310                       14318
                                                          15182                       15016                       14995
                                                          14209                       14581                       14481
                                                          13874                       14608                       14553
6/02                                                      12615                       13811                       13718
                                                          11527                       12470                       12443
                                                          11712                       12553                       12537
                                                          10304                       11193                       11143
                                                          11228                       11974                       11968
                                                          12138                       12741                       12722
                                                          11423                       12188                       12169
                                                          11163                       11890                       11875
                                                          10811                       11567                       11558
                                                          10824                       11594                       11577
                                                          12084                       12620                       12597
                                                          13038                       13467                       13410
6/03                                                      13211                       13640                       13577
                                                          13386                       13878                       13780
                                                          13964                       14117                       13994
                                                          13949                       13977                       13858
                                                          14838                       14854                       14706
                                                          15332                       15084                       14905
                                                          16207                       15983                       15824
                                                          16731                       16285                       16102
                                                          16998                       16632                       16447
                                                          16812                       16515                       16303
                                                          16397                       16076                       15905
                                                          16559                       16242                       16067
6/04                                                      17044                       16660                       16447
                                                          16443                       16380                       16215
                                                          16513                       16607                       16446
                                                          16833                       16897                       16701
                                                          17317                       17177                       16978
                                                          18295                       18100                       17837
                                                          19266                       18691                       18434
                                                          18695                       18326                       18107
                                                          19351                       18912                       18707
                                                          19056                       18642                       18450
                                                          18382                       18255                       18120
                                                          19181                       18749                       18556
6/05                                                      19581                       19008                       18759
                                                          20171                       19604                       19302
                                                          20134                       19486                       19218
                                                          19917                       19732                       19488
                                                          19321                       19232                       18993
                                                          20427                       19877                       19617
                                                          20869                       19972                       19734
                                                          21705                       20824                       20501
                                                          21769                       20939                       20626
                                                          22026                       21289                       20905
                                                          22704                       21785                       21437
                                                          22013                       21202                       20895
6/06                                                      21871                       21349                       21029
                                                          21687                       21792                       21540
                                                          22147                       22183                       21900
                                                          22669                       22604                       22337
                                                          23653                       23381                       23068
                                                          24493                       23927                       23595
                                                          24839                       24434                       24124
                                                          25398                       24751                       24433
                                                          25397                       24373                       24052
                                                          25598                       24742                       24424
                                                          26549                       25597                       25326
                                                          27845                       26522                       26240
6/07                                                      27381                       25902                       25627

    --- VALUE OPPORTUNITIES IA  -- RUSSELL 1000 VALUE INDEX  --- RUSSELL 3000 VALUE
        $10,000 starting value      $10,000 starting value       INDEX
        $27,381 ending value        $25,627 ending value         $10,000 starting value
                                                                 $25,902 ending value

RUSSELL 3000 VALUE INDEX is an unmanaged index measuring the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values.

RUSSELL 1000 VALUE INDEX is an unmanaged index measuring the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values.

You cannot invest directly in an index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

AVERAGE ANNUAL RETURNS (as of 6/30/07)

                           YTD*    1 YEAR   5 YEAR   10 YEAR
-----------------------------------------------------------------
Value Opportunities IA    10.23%   25.19%   16.76%   10.60%
-----------------------------------------------------------------
Value Opportunities
  IB(2)                   10.10%   24.88%   16.47%   10.32%
-----------------------------------------------------------------
Russell 1000 Value Index   6.23%   21.87%   13.31%    9.87%
-----------------------------------------------------------------
Russell 3000 Value Index   6.01%   21.33%   13.40%    9.99%
-----------------------------------------------------------------

* Year to date returns ("YTD") are not annualized.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1) Growth of a $10,000 investment in Class IB shares will vary from the results seen on this page due to differences in the expense charged to this share class.

(2) Class IB shares commenced on May 1, 2002. Class IB share performance prior to that date reflects Class IA share performance adjusted to reflect the 12b-1 fee of 0.25% applicable to Class IB shares. The performance after such date reflects actual Class IB share performance.

The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund's performance.

PORTFOLIO MANAGERS

DAVID R. FASSNACHT, CFA      JAMES N. MORDY               DAVID W. PALMER, CFA
Senior Vice President,       Senior Vice President,       Vice President
Partner                      Partner

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

The Class IA shares of Hartford Value Opportunities HLS Fund returned 10.23% for the six-month period ended June 30, 2007, outperforming both the benchmark, the Russell 3000 Value Index, which returned 6.01% for the same period, and the 7.53% return of the average fund in the Lipper Multi Cap Value VP-UF peer group, a group of funds with investment strategies similar to those of the Fund.

WHY DID THE FUND PERFORM THIS WAY?

During the period, U.S. equities continued to advance fueled by strong M&A activity, positive macroeconomic trends such as stable GDP (gross domestic product) growth, and the Federal Reserve's decision to hold rates steady for the time being. Long-term interest rates rose, as economic growth quickened and higher food and energy costs pressured headline inflation. Equity investors are now more fully discounting the ongoing turmoil in the U.S. mortgage market, while fixed income investors are demanding more favorable terms in financing corporate buyouts. In this environment, the Russell 1000 Value Index underperformed the S&P 500 Index by 75 basis points and mid-cap stocks outperformed both large and small caps. The Fund's participation in all three market cap asset classes (small, mid and large caps), which reflects the results of our fundamental individual stock research, was additive to performance.

The Fund's outperformance versus the Russell 3000 Value Index was driven by a combination of strong stock selection and the Fund's overall sector allocation. Stock selection was strongest within Financials, Consumer Discretionary and Materials. In addition, the Fund's overweight (i.e. the Fund's sector position was greater than the benchmark position) allocations in Information Technology and Materials and underweights (i.e. the Fund's sector position was less than the benchmark position) in Financials and Telecommunication Services were additive to performance.

The three largest relative (i.e. performance of the Fund as measured against the benchmark) and absolute (i.e. total return) contributors were: Owens-Illinois (Materials), whose shares surged as the market became enthusiastic about industry consolidation and the divestiture of O-I's plastics business, which brought in proceeds above expectations; Cinram International (Consumer Discretionary), whose shares responded to the announcement of a meaningful share buyback program and new distribution deals in the video game and cell phone distribution markets, diversifying Cinram's revenue stream; and Goodrich (Industrials), whose earnings came in ahead of expectations given the successful turnaround of its airframes business and strong aftermarket

--------------------------------------------------------------------------------

demand. We held our positions in these stocks at the end of the period.

Key detractors from relative performance included U.S. Airways (Industrials), whose shares declined due to disappointment over the company's inability to convert high utilization of seat capacity into improved revenue per seat-mile, and passenger frustration due to Information Technology issues, and Sanofi-Aventis (Health Care), whose shares struggled as the advisory panel for the U.S. FDA recommended rejection of its weight loss drug Accomplia. In addition, Bank of America (Financials) was a significant detractor on an absolute basis. The financial sector has underperformed due to continued pricing pressures in the banking industry as well as emerging credit issues, particularly sub-prime mortgages. We have tried to position the Fund in names with limited exposure to sub-prime loans, and also have invested in companies with diversified revenue streams which offset the competitive pressures in the industry, such as Bank of America. We held our positions in these stocks at the end of the period.

WHAT IS THE OUTLOOK?
The market continues to be whipsawed between equally strong feelings of comfort and trepidation about the outlook for the macro economy and the trajectory of corporate earnings. Job growth appears satisfactory, BRIC (Brazil, Russia, India and China) economies are still growing strongly, and core CPI (Consumer Price Index) has moderated. On the other hand, consumer sentiment indicators have worsened, along with housing-related metrics such as starts and permits, which suggests weak consumer spending growth in the near term. Overall we still see U.S. economic activity growing modestly, but not stalling, during the remainder of the year, and expect slower earnings growth for the market as a whole.

While finding truly cheap stocks is more challenging than several years ago due to the compression of valuation spreads, we do see a number of good values available in the market. As of the end of the period, the Fund was overweight Information Technology, Consumer Discretionary, Materials, Health Care and Industrials, relative to the benchmark. Underweight positions were in Financials, Utilities, Telecommunication Services, Consumer Staples and Energy, which seem expensive relative to their growth prospects.

DIVERSIFICATION BY INDUSTRY
as of June 30, 2007

                                                      PERCENTAGE OF
INDUSTRY                                               NET ASSETS
-------------------------------------------------------------------
Basic Materials                                             7.5%
-------------------------------------------------------------------
Capital Goods                                               6.1
-------------------------------------------------------------------
Consumer Cyclical                                           6.4
-------------------------------------------------------------------
Consumer Staples                                            3.8
-------------------------------------------------------------------
Energy                                                      9.4
-------------------------------------------------------------------
Finance                                                    27.4
-------------------------------------------------------------------
Health Care                                                 7.4
-------------------------------------------------------------------
Services                                                    8.3
-------------------------------------------------------------------
Technology                                                 19.4
-------------------------------------------------------------------
Transportation                                              3.4
-------------------------------------------------------------------
Short-Term Investments                                     13.6
-------------------------------------------------------------------
Other Assets and Liabilities                              (12.7)
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

 HARTFORD ADVISERS HLS FUND

 SCHEDULE OF INVESTMENTS
 JUNE 30, 2007 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                   MARKET
  SHARES                                                          VALUE (W)
----------                                                       -----------
COMMON STOCK -- 65.6%
             BASIC MATERIALS -- 2.8%
     1,125   Alcoa, Inc. ......................................  $    45,592
       648   Cameco Corp. (G)..................................       32,869
       850   E.I. DuPont de Nemours & Co. .....................       43,234
       601   Freeport-McMoRan Copper & Gold, Inc. (G)..........       49,775
     1,215   Newmont Mining Corp. .............................       47,466
     1,010   Uranium One, Inc. (D).............................       12,872
                                                                 -----------
                                                                     231,808
                                                                 -----------
             CAPITAL GOODS -- 0.6%
       577   Caterpillar, Inc. (G).............................       45,187
                                                                 -----------
             CONSUMER CYCLICAL -- 4.2%
       846   Best Buy Co., Inc. (G)............................       39,464
    11,241   Buck Holdings L.P. (A)(D)(H)......................       10,117
     2,133   Circuit City Stores, Inc. ........................       32,167
     2,370   D.R. Horton, Inc. (G).............................       47,232
     1,532   Home Depot, Inc. .................................       60,300
     2,448   Lowe's Cos., Inc. (G).............................       75,138
       677   Supervalu, Inc. ..................................       31,368
       948   Wal-Mart Stores, Inc. ............................       45,628
                                                                 -----------
                                                                     341,414
                                                                 -----------
             CONSUMER STAPLES -- 4.7%
       703   Bunge Ltd. Finance Corp. (G)......................       59,370
         9   Japan Tobacco, Inc. (A)...........................       45,285
       882   Kraft Foods, Inc. ................................       31,076
     1,473   PepsiCo, Inc. ....................................       95,524
     2,505   Procter & Gamble Co. .............................      153,299
                                                                 -----------
                                                                     384,554
                                                                 -----------
             ENERGY -- 5.4%
       771   Chesapeake Energy Corp. (G).......................       26,690
       207   CNOOC Ltd. ADR (G)................................       23,557
       375   ConocoPhillips Holding Co. .......................       29,422
       728   EnCana Corp. .....................................       44,705
       913   Exxon Mobil Corp. ................................       76,616
     1,561   Halliburton Co. (G)...............................       53,848
     1,882   OAO Gazprom ADR (K)...............................       78,868
     1,467   Occidental Petroleum Corp. .......................       84,904
       448   XTO Energy, Inc. .................................       26,943
                                                                 -----------
                                                                     445,553
                                                                 -----------
             FINANCE -- 15.3%
     6,340   Akbank T.A.S (A)..................................       35,013
     1,793   American International Group, Inc. ...............      125,550
     7,418   Amvescap plc (A)..................................       95,587
     2,140   Bank of America Corp. ............................      104,615
       940   Bank of New York Co., Inc. .......................       38,941
     1,538   Capital One Financial Corp. (G)...................      120,648
     2,446   Citigroup, Inc. ..................................      125,443
       823   Commerce Bancorp, Inc. (G)........................       30,458
     1,492   Countrywide Financial Corp. (G)...................       54,245
     1,741   E*Trade Financial Corp. (D).......................       38,467
       339   Goldman Sachs Group, Inc. ........................       73,500
     1,164   ING Groep N.V. ADR................................       51,190

                                                                   MARKET
  SHARES                                                          VALUE (W)
----------                                                       -----------
             FINANCE -- (CONTINUED)
       390   Julius Baer Holding Ltd. (A)......................  $    27,913
         3   Mitsubishi UFJ Financial Group, Inc. (A)..........       30,130
     1,057   State Street Corp. (G)............................       72,306
     1,078   UBS AG............................................       64,686
     2,124   UnitedHealth Group, Inc. .........................      108,632
     2,571   Western Union Co. ................................       53,552
                                                                 -----------
                                                                   1,250,876
                                                                 -----------
             HEALTH CARE -- 6.2%
       503   AstraZeneca plc (A)...............................       26,941
     3,885   Elan Corp. plc ADR (D)(G).........................       85,200
     1,629   Eli Lilly & Co. ..................................       91,012
       749   Genentech, Inc. (D)...............................       56,639
       453   Merck & Co., Inc. ................................       22,579
     1,311   Sanofi-Aventis S.A. ADR...........................       52,810
     1,895   Schering-Plough Corp. ............................       57,669
     1,826   Shionogi & Co., Ltd. (A)..........................       29,764
     1,513   Wyeth.............................................       86,761
                                                                 -----------
                                                                     509,375
                                                                 -----------
             SERVICES -- 5.8%
     2,762   Comcast Corp. Class A (D)(G)......................       77,679
       866   KBR, Inc. (D).....................................       22,713
       529   Monster Worldwide, Inc. (D).......................       21,738
     3,584   Time Warner, Inc. ................................       75,399
     1,581   United Parcel Service, Inc. Class B (G)...........      115,442
     1,173   Viacom, Inc. Class B (D)..........................       48,844
     1,645   Waste Management, Inc. ...........................       64,253
     4,346   XM Satellite Radio Holdings, Inc. Class A
               (D)(G)..........................................       51,156
                                                                 -----------
                                                                     477,224
                                                                 -----------
             TECHNOLOGY -- 19.7%
       585   Activision, Inc. (D)(G)...........................       10,930
       725   Apple, Inc. (D)...................................       88,467
     2,190   AT&T, Inc. #......................................       90,885
     5,550   Cisco Systems, Inc. (D) #.........................      154,562
     2,088   Corning, Inc. (D).................................       53,338
     1,703   Dell, Inc. (D)....................................       48,606
     2,510   EMC Corp. (D) #...................................       45,422
     3,863   Flextronics International Ltd. (D)(G).............       41,722
     7,078   General Electric Co. .............................      270,950
       230   Google, Inc. (D)(G)...............................      120,430
     4,802   Intel Corp. ......................................      114,103
     1,586   Maxim Integrated Products, Inc. (G)...............       52,995
     1,983   Medtronic, Inc. ..................................      102,838
     2,498   Network Appliance, Inc. (D).......................       72,930
       311   NII Holdings, Inc. Class B (D)(G).................       25,118
       176   Research In Motion Ltd. (D).......................       35,278
     5,273   Sprint Nextel Corp. ..............................      109,210
     1,747   Texas Instruments, Inc. ..........................       65,732
       564   Whirlpool Corp. (G)...............................       62,750
     1,588   Yahoo!, Inc. (D)(G)...............................       43,077
                                                                 -----------
                                                                   1,609,343
                                                                 -----------

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

                                                                   MARKET
  SHARES                                                          VALUE (W)
----------                                                       -----------
COMMON STOCK -- (CONTINUED)
             UTILITIES -- 0.9%
       215   E.On AG (A).......................................  $    36,027
     1,033   Renewable Energy Corp. AS (A)(D)..................       40,014
                                                                 -----------
                                                                      76,041
                                                                 -----------
             Total common stock
               (cost $4,945,169)...............................  $ 5,371,375
                                                                 -----------
PRINCIPAL
  AMOUNT
----------
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES -- 3.5%
             FINANCE -- 3.5%
             Asset Securitization Corp.
$   17,200     6.93%, 02/14/2043...............................  $    18,097
             Banc of America Commercial Mortgage, Inc.
     4,590     5.18%, 09/10/2047 (L)...........................        4,427
    15,000     5.45%, 01/15/2049...............................       14,509
             Bear Stearns Commercial Mortgage Securities, Inc.
     9,575     5.16%, 10/12/2042 (L)...........................        9,218
    22,350     5.54%, 09/11/2041 -- 10/12/2041.................       21,857
             Centex Home Equity
     2,007     4.72%, 10/25/2031...............................        2,000
             Citigroup/Deutsche Bank Commercial Mortgage Trust
    15,000     5.23%, 07/15/2044 (L)...........................       14,525
             Commercial Mortgage Pass-Through Certificates
    15,000     5.12%, 06/10/2044...............................       14,330
             Countrywide Home Loans
     3,587     5.27%, 11/25/2035 (L)...........................        3,545
             Credit Suisse Mortgage Capital Certificates
     7,365     5.47%, 09/15/2039...............................        7,146
    10,445     5.55%, 02/15/2039 (L)...........................       10,244
             Greenwich Capital Commercial Funding Corp.
    10,385     5.22%, 04/10/2037 (G)(L)........................       10,000
     6,020     5.44%, 03/10/2039 (L)...........................        5,828
             Harley-Davidson Motorcycle Trust
     7,115     2.53%, 11/15/2011...............................        6,934
             Household Automotive Trust
     9,125     5.28%, 09/17/2011...............................        9,121
             JP Morgan Chase Commercial Mortgage Security Corp.
     6,305     5.18%, 12/15/2044 (L)...........................        6,091
    15,000     5.44%, 06/12/2047 (L)...........................       14,495
     7,755     5.48%, 12/12/2044...............................        7,565
     6,500     5.88%, 04/15/2045 (L)...........................        6,539
             Marriott Vacation Club Owner Trust
     2,159     5.36%, 10/20/2028 (I)...........................        2,132
             Merrill Lynch Mortgage Trust
    15,000     5.05%, 07/12/2038...............................       14,262

PRINCIPAL                                                          MARKET
  AMOUNT                                                          VALUE (W)
----------                                                       -----------
             FINANCE -- (CONTINUED)
             Morgan Stanley Capital I
$    9,580     5.23%, 09/15/2042 (G)...........................  $     9,218
     6,655     5.45%, 02/12/2044 (L)...........................        6,434
             Morgan Stanley Capital Investments
    14,985     5.51%, 11/12/2049 (L)...........................       14,597
             Residential Accredit Loans, Inc.
     9,779     5.25%, 02/25/2035 (L)...........................        9,710
             Susquehanna Auto Lease Trust
    12,910     5.21%, 03/16/2009 (I)...........................       12,858
             Wachovia Bank Commercial Mortgage Trust
    10,000     5.12%, 07/15/2042...............................        9,559
             Wells Fargo Mortgage Backed Securities Trust
     9,168     4.55%, 03/25/2035 (L)...........................        9,005
    12,930     5.53%, 04/25/2036 (L)...........................       12,880
                                                                 -----------
             Total asset & commercial mortgage
               backed securities
               (cost $293,148).................................  $   287,126
                                                                 -----------
CORPORATE BONDS: INVESTMENT GRADE -- 12.0%
             CAPITAL GOODS -- 0.1%
             Xerox Corp.
     6,000     5.50%, 05/15/2012...............................  $     5,897
                                                                 -----------
             CONSUMER CYCLICAL -- 0.9%
             DaimlerChrysler NA Holdings Corp.
     9,400     5.88%, 03/15/2011...............................        9,448
     9,550     6.50%, 11/15/2013...............................        9,863
     4,600     8.50%, 01/18/2031 (G)...........................        5,813
             Federated Retail Holdings, Inc.
     3,084     5.90%, 12/01/2016...............................        3,006
             SCL Term Aereo Santiago S.A.
    12,166     6.95%, 07/01/2012 (I)...........................       12,282
             Target Corp.
    14,200     5.88%, 11/01/2008 #.............................       14,273
             Wal-Mart Stores, Inc.
    15,000     6.88%, 08/10/2009 #.............................       15,469
                                                                 -----------
                                                                      70,154
                                                                 -----------
             CONSUMER STAPLES -- 0.8%
             Coca-Cola Enterprises, Inc.
     6,500     6.75%, 09/15/2028...............................        6,870
       500     8.50%, 02/01/2022...............................          612
             Colgate-Palmolive Co.
    13,140     5.58%, 11/06/2008...............................       13,196
             ConAgra Foods, Inc.
     6,537     7.88%, 09/15/2010...............................        6,973
             Diageo Capital plc
     9,825     4.38%, 05/03/2010...............................        9,544
             PepsiAmericas, Inc.
    13,400     6.38%, 05/01/2009...............................       13,602

The accompanying notes are an integral part of these financial statements.

 HARTFORD ADVISERS HLS FUND

 JUNE 30, 2007 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

PRINCIPAL                                                          MARKET
  AMOUNT                                                          VALUE (W)
----------                                                       -----------
CORPORATE BONDS: INVESTMENT GRADE -- (CONTINUED)
             CONSUMER STAPLES -- (CONTINUED)
             Procter & Gamble Co.
$   12,397     9.36%, 01/01/2021...............................  $    15,050
             Weyerhaeuser Co.
     2,975     7.38%, 03/15/2032...............................        3,018
                                                                 -----------
                                                                      68,865
                                                                 -----------
             ENERGY -- 0.2%
             Atmos Energy Corp.
     5,875     6.35%, 06/15/2017...............................        5,924
             Weatherford International Ltd.
    11,000     5.95%, 06/15/2012 (I)...........................       11,093
                                                                 -----------
                                                                      17,017
                                                                 -----------
             FINANCE -- 6.3%
             Ace INA Holdings, Inc.
    16,800     5.88%, 06/15/2014 (G)...........................       16,704
             AMBAC Financial Group, Inc.
     9,500     5.95%, 12/05/2035...............................        9,050
             American International Group, Inc.
     1,200     6.25%, 03/15/2037...............................        1,135
             AXA Financial, Inc.
    15,000     7.00%, 04/01/2028...............................       16,209
             Bank of America Corp.
    20,000     5.88%, 02/15/2009...............................       20,160
             BB&T Corp.
     4,830     4.90%, 06/30/2017...............................        4,442
             Berkshire Hathaway Finance Corp.
    10,500     4.85%, 01/15/2015...............................        9,975
             Brandywine Operating Partnership
     9,585     6.00%, 04/01/2016...............................        9,537
             Capital One Bank
     3,750     6.50%, 06/13/2013...............................        3,851
             Capital One Capital IV
     4,125     6.75%, 02/17/2037...............................        3,795
             Capital One Financial Corp.
     3,900     5.70%, 09/15/2011...............................        3,881
             Cincinnati Financial Corp.
    10,000     6.92%, 05/15/2028...............................       10,583
             Citigroup, Inc.
     6,500     3.63%, 02/09/2009...............................        6,331
     8,800     6.00%, 10/31/2033...............................        8,473
     1,000     6.50%, 01/18/2011...............................        1,031
             Credit Suisse First Boston USA, Inc.
     8,920     4.88%, 01/15/2015...............................        8,444
             Developers Diversified Realty Corp.
     7,900     5.38%, 10/15/2012...............................        7,742
             Discover Financial Services, Inc.
     7,220     6.45%, 06/12/2017 (I)...........................        7,210
             ERAC USA Finance Co.
    16,355     7.35%, 06/15/2008 (I)...........................       16,579
             Everest Reinsurance Holdings, Inc.
     4,525     5.40%, 10/15/2014...............................        4,379
             General Electric Capital Corp.
    12,000     6.75%, 03/15/2032...............................       13,020

PRINCIPAL                                                          MARKET
  AMOUNT                                                          VALUE (W)
----------                                                       -----------
             FINANCE -- (CONTINUED)
             Genworth Financial, Inc.
$    8,000     6.15%, 11/15/2066...............................  $     7,583
             Goldman Sachs Group, Inc.
    11,000     5.30%, 02/14/2012...............................       10,826
     6,000     5.63%, 01/15/2017...............................        5,751
     8,000     6.45%, 05/01/2036...............................        7,855
             Health Care Properties
     9,780     6.00%, 01/30/2017...............................        9,575
             HSBC Bank USA
    11,550     3.88%, 09/15/2009...............................       11,191
             International Lease Finance Corp.
    10,500     5.00%, 09/15/2012...............................       10,158
             Jackson National Life Insurance Co.
    12,650     8.15%, 03/15/2027 (I)...........................       15,054
             John Deere Capital Corp.
     8,320     4.88%, 10/15/2010...............................        8,167
             JP Morgan Chase & Co.
    14,375     5.13%, 09/15/2014...............................       13,804
             KeyCorp Capital II
       750     6.88%, 03/17/2029...............................          759
             Kimco Realty Corp.
     7,880     5.78%, 03/15/2016...............................        7,781
             Lehman Brothers Holdings, Inc.
    11,000     5.25%, 02/06/2012...............................       10,812
             Liberty Mutual Group, Inc.
     8,750     5.75%, 03/15/2014 (I)...........................        8,465
             Liberty Property L.P.
    20,000     7.25%, 08/15/2007...............................       20,027
             Merrill Lynch & Co., Inc.
    11,000     5.00%, 02/03/2014...............................       10,513
             Morgan Stanley
    13,000     5.38%, 10/15/2015...............................       12,447
     6,000     5.45%, 01/09/2017...............................        5,681
             National City Corp.
     4,250     6.88%, 05/15/2019...............................        4,532
             New England Mutual Life Insurance Co.
    30,000     7.88%, 02/15/2024 (I)#..........................       35,083
             Prologis Trust
     6,500     5.63%, 11/15/2016...............................        6,327
             Prudential Financial, Inc.
    11,000     5.50%, 03/15/2016...............................       10,750
     3,390     5.80%, 06/15/2012...............................        3,415
             Regions Bank
    10,000     6.45%, 06/26/2037...............................       10,066
             Republic New York Capital I
       500     7.75%, 11/15/2026...............................          518
             Santander Central Hispano Issuances Ltd.
     1,250     7.63%, 11/03/2009...............................        1,310
             Simon Property Group L.P.
    15,100     6.10%, 05/01/2016...............................       15,283
             Sovereign Capital Trust IV
     7,250     7.91%, 06/13/2036...............................        7,747
             Torchmark Corp.
    14,600     8.25%, 08/15/2009 #.............................       15,310
             Toyota Motor Credit Corp.
     9,000     5.50%, 12/15/2008 #.............................        9,002

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

PRINCIPAL                                                          MARKET
  AMOUNT                                                          VALUE (W)
----------                                                       -----------
CORPORATE BONDS: INVESTMENT GRADE -- (CONTINUED)
             FINANCE -- (CONTINUED)
             U.S. Bank NA
$   21,400     4.95%, 10/30/2014...............................  $    20,436
             UnitedHealth Group, Inc.
     5,500     4.75%, 02/10/2014...............................        5,162
             Wachovia Corp.
    10,000     5.25%, 08/01/2014...............................        9,714
             Wells Fargo Bank NA
     1,000     6.45%, 02/01/2011...............................        1,031
             Willis North America, Inc.
     2,760     5.63%, 07/15/2015...............................        2,570
     2,910     6.20%, 03/28/2017...............................        2,849
                                                                 -----------
                                                                     520,085
                                                                 -----------
             HEALTH CARE -- 0.3%
             Becton, Dickinson & Co.
     9,000     6.70%, 08/01/2028 #.............................        9,514
             CVS Corp.
     7,725     6.13%, 08/15/2016...............................        7,658
             Wyeth
     8,000     7.25%, 03/01/2023 #.............................        8,765
                                                                 -----------
                                                                      25,937
                                                                 -----------
             SERVICES -- 0.6%
             COX Communications, Inc.
     9,000     5.45%, 12/15/2014...............................        8,707
             FedEx Corp.
    15,000     3.50%, 04/01/2009...............................       14,500
             Time Warner, Inc.
     5,530     5.50%, 11/15/2011...............................        5,468
             Viacom, Inc.
    15,020     6.88%, 04/30/2036...............................       14,511
             Wyndham Worldwide
     3,100     6.00%, 12/01/2016...............................        2,990
                                                                 -----------
                                                                      46,176
                                                                 -----------
             TECHNOLOGY -- 1.7%
             AT&T, Inc.
     9,510     6.80%, 05/15/2036 (G)...........................        9,850
             Bellsouth Corp.
     8,960     6.55%, 06/15/2034...............................        8,945
             Bellsouth Telecommunications
    10,000     6.38%, 06/01/2028...............................        9,798
       650     7.00%, 12/01/2095...............................          642
             Comcast Cable Communications, Inc.
    15,000     6.88%, 06/15/2009...............................       15,358
     1,000     8.50%, 05/01/2027...............................        1,181
             Deutsche Telekom International Finance B.V.
     8,500     8.25%, 06/15/2030...............................       10,188
             General Electric Co.
    12,925     5.00%, 02/01/2013 #.............................       12,531
             Hewlett-Packard Co.
     6,000     5.25%, 03/01/2012...............................        5,934

PRINCIPAL                                                          MARKET
  AMOUNT                                                          VALUE (W)
----------                                                       -----------
             TECHNOLOGY -- (CONTINUED)
             Intuit, Inc.
$    7,900     5.40%, 03/15/2012...............................  $     7,774
             SBC Communications
     4,825     6.45%, 06/15/2034...............................        4,768
             Siemens Finance
    14,325     5.75%, 10/17/2016 (G)(I)........................       14,126
             Telecom Italia Capital
    15,000     5.25%, 10/01/2015...............................       13,948
             Time Warner Cable, Inc.
     4,580     5.85%, 05/01/2017 (I)...........................        4,455
             Verizon Communications, Inc.
     5,000     5.35%, 02/15/2011...............................        4,971
             Verizon Global Funding Corp.
       500     7.25%, 12/01/2010...............................          527
    14,500     7.75%, 12/01/2030...............................       16,242
                                                                 -----------
                                                                     141,238
                                                                 -----------
             TRANSPORTATION -- 0.1%
             Continental Airlines, Inc.
     4,140     5.98%, 04/19/2022...............................        4,019
             Southwest Airlines Co.
     8,700     5.75%, 12/15/2016...............................        8,262
                                                                 -----------
                                                                      12,281
                                                                 -----------
             UTILITIES -- 1.0%
             Alabama Power Co.
     1,000     7.13%, 10/01/2007...............................        1,003
             Consolidated Edison Co. of New York
     4,605     5.30%, 12/01/2016...............................        4,419
             Indianapolis Power and Light
     8,000     6.60%, 06/01/2037 (G)(I)........................        8,197
             Kinder Morgan Energy Partners
    10,000     6.95%, 01/15/2038...............................       10,100
             MidAmerican Energy Co.
     6,000     5.65%, 07/15/2012...............................        6,005
             Midamerican Energy Holdings Co.
     7,800     6.13%, 04/01/2036...............................        7,536
             Northern Border Pipeline Co.
    17,285     7.75%, 09/01/2009...............................       18,035
             Northern States Power Co.
    11,750     6.20%, 07/01/2037...............................       11,874
             Southern Cal Edison Co.
     8,000     5.55%, 01/15/2037...............................        7,388
             Taqa Abu Dhabi National
     3,335     5.88%, 10/27/2016 (I)...........................        3,262
             TransCanada Pipelines Ltd.
       750     6.49%, 01/21/2009...............................          761
                                                                 -----------
                                                                      78,580
                                                                 -----------
             Total corporate bonds: investment grade
               (cost $988,005).................................  $   986,230
                                                                 -----------

The accompanying notes are an integral part of these financial statements.

 HARTFORD ADVISERS HLS FUND

 JUNE 30, 2007 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

PRINCIPAL                                                          MARKET
  AMOUNT                                                          VALUE (W)
----------                                                       -----------
CORPORATE BONDS: NON-INVESTMENT GRADE -- 0.1%
             SERVICES -- 0.1%
             Times Mirror Co.
$   10,400     7.50%, 07/01/2023...............................  $     8,393
                                                                 -----------
             Total corporate bonds:
               non-investment grade
               (cost $11,135)..................................  $     8,393
                                                                 -----------
MUNICIPAL BONDS -- 0.2%
             GENERAL OBLIGATIONS -- 0.2%
             Oregon School Boards Association, Taxable Pension
    10,000     4.76%, 06/30/2028...............................  $     8,918
             State of Illinois, Taxable Pension
    10,000     5.10%, 06/01/2033...............................        9,062
                                                                 -----------
             Total municipal bonds
               (cost $19,888)..................................  $    17,980
                                                                 -----------
U.S. GOVERNMENT AGENCIES -- 3.4%
             FEDERAL HOME LOAN MORTGAGE CORPORATION -- 0.7%
             MORTGAGE BACKED SECURITIES:
    53,142     6.50%, 2035 -- 2036.............................  $    53,718
                                                                 -----------
             REMIC -- PAC'S:
     6,750     2.50%, 2013.....................................        6,620
                                                                 -----------
                                                                      60,338
                                                                 -----------
             FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 1.8%
             MORTGAGE BACKED SECURITIES:
    26,255     5.50%, 2037 (Q).................................       25,320
   120,000     6.00%, 2037 (Q).................................      118,687
       117     6.50%, 2036.....................................          118
                                                                 -----------
                                                                     144,125
                                                                 -----------
             GOVERNMENT NATIONAL MORTGAGE ASSOCIATION -- 0.4%
             MORTGAGE BACKED SECURITIES:
     9,459     6.00%, 2024 -- 2035.............................        9,444
     3,403     6.50%, 2026 -- 2035.............................        3,477
    12,530     7.00%, 2031 -- 2033.............................       13,046
     2,028     8.00%, 2026 -- 2031.............................        2,149
       182     9.00%, 2016 -- 2023.............................          195
                                                                 -----------
             REMIC -- PAC'S:
       118     7.50%, 2035.....................................          123
                                                                 -----------
                                                                      28,434
                                                                 -----------
             OTHER GOVERNMENT AGENCIES -- 0.5%
             SMALL BUSINESS ADMINISTRATION PARTICIPATION
               CERTIFICATES:
    34,484     8.95%, 2022.....................................       41,330
                                                                 -----------
             Total U.S. government agencies
               (cost $272,353).................................  $   274,227
                                                                 -----------
U.S. GOVERNMENT SECURITIES -- 9.6%
             OTHER DIRECT FEDERAL OBLIGATIONS -- 2.2%
             FEDERAL FINANCING CORPORATION:
    17,617     4.40%, 2013 (M).................................  $    12,575
                                                                 -----------

PRINCIPAL                                                          MARKET
  AMOUNT                                                          VALUE (W)
----------                                                       -----------
             OTHER DIRECT FEDERAL OBLIGATIONS -- (CONTINUED)
             FEDERAL HOME LOAN BANK:
$   61,000     4.88%, 2011 (G).................................  $    60,079
                                                                 -----------
             TENNESSEE VALLEY AUTHORITY:
    64,300     4.38%, 2015 #...................................       60,027
    50,000     6.00%, 2013 #...................................       51,647
                                                                 -----------
                                                                     111,674
                                                                 -----------
                                                                     184,328
                                                                 -----------
             U.S. TREASURY SECURITIES -- 7.4%
             U.S. TREASURY BONDS:
    50,200     5.38%, 2031 (G).................................       51,549
    38,650     6.25%, 2023 (G).................................       42,917
                                                                 -----------
                                                                      94,466
                                                                 -----------
             U.S. TREASURY NOTES:
   171,300     3.50%, 2010 (G).................................      165,452
    96,950     3.50%, 2011 (O).................................      118,451
   201,225     3.88%, 2010 (G).................................      195,612
     6,425     4.63%, 2016 (G).................................        6,227
    25,000     4.75%, 2012 (G).................................       24,805
                                                                 -----------
                                                                     510,547
                                                                 -----------
                                                                     605,013
                                                                 -----------
             Total U.S. government securities
               (cost $806,090).................................  $   789,341
                                                                 -----------
             Total long-term investments
               (cost $7,335,788)...............................  $ 7,734,672
                                                                 -----------
SHORT-TERM INVESTMENTS -- 25.4%
             FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 1.5%
             Federal National Mortgage Association
   120,000     5.22%, 07/12/2007 (M)...........................  $   119,795
                                                                 -----------
             OTHER DIRECT FEDERAL OBLIGATIONS -- 0.9%
             Federal Home Loan Bank
    75,000     5.18%, 07/11/2007 (G)(M)........................       74,882
                                                                 -----------
             REPURCHASE AGREEMENTS -- 4.7%
             Banc of America Securities Joint Repurchase
               Agreement (maturing on 07/02/2007 in the amount
               of $491, collateralized by U.S. Treasury Note,
               12.00%, 2013, value of $502)
       491     4.25% dated 07/02/2007..........................          491
             Banc of America Securities TriParty Joint
               Repurchase Agreement (maturing on 07/02/2007 in
               the amount of $72,441, collateralized by FNMA,
               5.00%, 2035, value of $73,857)
    72,409     5.36% dated 07/02/2007..........................       72,409
             Deutsche Bank Securities TriParty Joint Repurchase
               Agreement (maturing on 07/02/2007 in the amount
               of $192,247, collateralized by FHLMC,
               4.50% -- 6.50%, 2019 -- 2037,
               value of $196,005)
   192,162     5.36% dated 07/02/2007..........................      192,162

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

PRINCIPAL                                                          MARKET
  AMOUNT                                                          VALUE (W)
----------                                                       -----------
SHORT-TERM INVESTMENTS -- (CONTINUED)
             REPURCHASE AGREEMENTS -- (CONTINUED)
             UBS Securities, Inc. TriParty Joint Repurchase
               Agreement (maturing on 07/02/2007 in the amount
               of $118,878, collateralized by FNMA,
               4.50% -- 6.50%, 2020 -- 2037, value of $121,201)
$  118,824     5.37% dated 07/02/2007..........................  $   118,824
                                                                 -----------
                                                                     383,886
                                                                 -----------
  SHARES
----------
             SECURITIES PURCHASED WITH PROCEEDS FROM SECURITY
             LENDING -- 18.3%
             CASH COLLATERAL REINVESTMENT FUND:
 1,497,141   BNY Institutional Cash Reserve Fund...............    1,497,141
                                                                 -----------
             Total short-term investments
               (cost $2,075,704)...............................  $ 2,075,704
                                                                 -----------

             Total investments
               (cost $9,411,492) (C)...........................  119.8%    $ 9,810,376
             Other assets and liabilities......................  (19.8)%    (1,620,634)
                                                                 -----     -----------
             Total net assets..................................  100.0%    $ 8,189,742
                                                                 =====     ===========

Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 11.15% of total net assets at June 30, 2007.

 (C) At June 30, 2007, the cost of securities for federal income tax purposes was $9,442,145 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

      Unrealized Appreciation.......................  $ 537,031
      Unrealized Depreciation.......................   (168,800)
                                                      ---------
      Net Unrealized Appreciation...................  $ 368,231
                                                      =========

  # This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.

 (A) The aggregate value of securities valued in good faith at fair value by, or under the direction of, the Funds' Board of Directors at June 30, 2007, was $376,791, which represents 4.60% of total net assets.

 (D) Currently non-income producing.

 (G) Security is partially on loan at June 30, 2007.

 (I) Securities issued within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Pursuant to guidelines adopted by the Board of Directors, these issues are determined to be liquid. The aggregate value of these securities at June 30, 2007, was $150,796, which represents 1.84% of total net assets.

 (K) Securities contain some restrictions as to public resale. These securities comply with Regulation S, rules governing offers and sales made outside the United States without registration under the Securities Act of 1933, and are determined to be liquid. At June 30, 2007, the market value of these securities amounted to $78,868 or 0.96% of net assets.

 (L) Variable rate securities; the rate reported is the coupon rate in effect at June 30, 2007.

 (M) The interest rate disclosed for these securities represents the effective yield on the date of acquisition.

 (O) U.S. Treasury inflation-protection securities (TIPS) are securities in which the principal amount is adjusted for inflation and the semiannual interest payments equal a fixed percentage of the inflation-adjusted principal amount.

 (Q) The cost of securities purchased on a when-issued or delayed delivery basis at June 30, 2007 was $143,759.

 (H) The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

      PERIOD
      ACQUIRED    SHARES/PAR        SECURITY        COST BASIS
      --------    ----------        --------        ----------
      June, 2007    11,241     Buck Holdings L.P.    $11,253

     The aggregate value of these securities at June 30, 2007 was $10,117 which represents 0.12% of total net assets.

 (W) See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

     FORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING AT JUNE 30, 2007

                                                              UNREALIZED
                             MARKET    CONTRACT   DELIVERY  APPRECIATION/
           DESCRIPTION        VALUE     AMOUNT      DATE    (DEPRECIATION)
           -----------       -------   --------   --------  --------------
      British Pound (Buy)    $ 1,895   $ 1,885    07/02/07       $10
      Swiss Franc (Buy)       10,170    10,118    07/02/07        52
                                                                 ---
                                                                 $62
                                                                 ===

The accompanying notes are an integral part of these financial statements.

 HARTFORD CAPITAL APPRECIATION HLS FUND

 SCHEDULE OF INVESTMENTS
 JUNE 30, 2007 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                   MARKET
  SHARES                                                          VALUE (W)
----------                                                       -----------
COMMON STOCK -- 98.4%
             BASIC MATERIALS -- 14.9%
        98   Agrium, Inc. .....................................  $     4,283
       105   Alcoa, Inc. ......................................        4,268
       411   Antofagasta (A)...................................        5,033
     1,033   Aracruz Celulose S.A. ADR (G).....................       68,444
       125   Arch Coal, Inc. (G)...............................        4,343
        97   AUR Resources, Inc. ..............................        2,884
     5,899   Cameco Corp. (G)..................................      299,341
        33   Celanese Corp. ...................................        1,278
       158   Chemtura Corp. (G)................................        1,756
       375   Church & Dwight Co., Inc. (G).....................       18,187
     7,438   Companhia Vale do Rio Doce ADR (G)................      331,362
        52   Consol Energy, Inc. ..............................        2,375
        33   Cytec Industries, Inc. ...........................        2,098
     5,333   Dow Chemical Co. (G)..............................      235,812
        50   Duratex S.A. .....................................        1,445
        30   E.I. DuPont de Nemours & Co. .....................        1,520
       103   Evraz Group S.A. .................................        4,215
         8   FMC Corp. ........................................          742
     2,787   Freeport-McMoRan Copper & Gold, Inc. (G)..........      230,825
        30   Greif, Inc. ......................................        1,812
       135   Impala Platinum Holdings Ltd. (A).................        4,096
       275   Kingboard Chemical Holdings Ltd. (A)..............        1,263
        10   MMX Mineracao E Metalicos S.A. (D)................        5,023
         4   Mueller Water Products, Inc. Class B..............           58
       124   Owens-Illinois, Inc. (D)..........................        4,336
       442   Potash Corp. of Saskatchewan......................       34,486
     2,044   Praxair, Inc. ....................................      147,148
        27   Rhodia S.A. (D)...................................        1,228
     2,500   Rio Tinto plc (A).................................      191,259
       108   Select Comfort Corp. (D)(G).......................        1,750
       119   Smurfit-Stone Container Corp. (D).................        1,579
     4,093   Teck Cominco Ltd. Class B.........................      173,655
        60   Tempur-Pedic International, Inc. (G)..............        1,541
        77   Terra Industries, Inc. (D)........................        1,950
        87   TMK OAO GDR (I)...................................        3,146
       896   Ube Industries, Ltd. (A)..........................        2,759
       627   Uranium One, Inc. (D).............................        7,982
         9   Vallourec (A).....................................        2,762
     5,402   Vedanta Resources plc (A).........................      174,122
     4,403   Xstrata plc (A)...................................      262,108
                                                                 -----------
                                                                   2,244,274
                                                                 -----------
             CAPITAL GOODS -- 6.9%
     1,421   3M Co. (G)........................................      123,355
     6,146   ABB Ltd. ADR......................................      138,888
        20   Alliant Techsystems, Inc. (D)(G)..................        2,003
        35   Alstom RGPT (A)(D)................................        5,793
     3,869   Atlas Copco AB (A)................................       64,443
     2,064   Boeing Co. (G)....................................      198,426
        58   Cameron International Corp. (D)(G)................        4,138
        71   Caterpillar, Inc. ................................        5,575
     1,559   Deere & Co. (G)...................................      188,270
        39   Gamesa Corporacion Tecnologica S.A. (A)...........        1,418
       126   Goodrich Corp. ...................................        7,522

                                                                   MARKET
  SHARES                                                          VALUE (W)
----------                                                       -----------
             CAPITAL GOODS -- (CONTINUED)
     1,752   ITT Corp. (G).....................................  $   119,592
        34   Joy Global, Inc. (G)..............................        1,989
        40   Kennametal, Inc. .................................        3,273
       105   Lam Research Corp. (D)............................        5,407
        42   Lindsay Corp. (G).................................        1,860
       283   LJ International, Inc. (D)........................        3,071
       237   Marvel Entertainment, Inc. (D)(G).................        6,031
        84   Parker-Hannifin Corp. ............................        8,244
       347   Progressive Gaming International Corp. (D)(G).....        2,035
     1,032   Rockwell Automation, Inc. (G).....................       71,690
        41   Terex Corp. (D)...................................        3,350
       141   Trina Solar Ltd. ADR (D)(G).......................        7,255
        48   Varian Semiconductor Equipment Associates, Inc.
               (D)(G)..........................................        1,919
     3,837   Xerox Corp. (D)(G)................................       70,913
                                                                 -----------
                                                                   1,046,460
                                                                 -----------
             CONSUMER CYCLICAL -- 8.3%
       125   Aisin Seiki Co., Ltd. (A).........................        4,583
       128   Altria Group, Inc. ...............................        8,964
        73   American Axle & Manufacturing Holdings, Inc.
               (G).............................................        2,156
       142   American Eagle Outfitters, Inc. ..................        3,636
       122   Arcandor AG (D)...................................        4,121
        79   Best Buy Co., Inc. ...............................        3,706
       896   BorgWarner, Inc. (G)..............................       77,049
    29,056   Buck Holdings L.P. (A)(D)(H)......................       26,150
       120   Bulgari S.p.A. (A)................................        1,930
       191   Circuit City Stores, Inc. (G).....................        2,875
        21   Coach, Inc. (D)...................................        1,014
        46   Copart, Inc. (D)..................................        1,413
        20   D.R. Horton, Inc. (G).............................          406
        10   DaimlerChrysler AG (G)............................          892
        35   Dick's Sporting Goods, Inc. (D)...................        2,024
        55   Dollar Tree Stores, Inc. (D)......................        2,382
       112   Dufry South America LTDA (D)......................        2,581
       105   eBay, Inc. (D)....................................        3,363
    20,147   Ford Motor Co. (G)................................      189,786
        66   Fuel-Technology N.V. (D)(G).......................        2,267
        73   Home Depot, Inc. .................................        2,865
     3,625   Honda Motor Co., Ltd. (A).........................      131,611
       548   Industrial Enterprises of America, Inc. (D).......        2,766
        40   J. Crew Group, Inc. (D)...........................        2,137
       188   Jamba, Inc. (D)(G)................................        1,721
       103   Kohl's Corp. (D)..................................        7,316
       942   LG Electronics, Inc. (A)(D).......................       77,734
     2,759   Limited Brands, Inc. (G)..........................       75,740
       133   Lowe's Cos., Inc. ................................        4,093
     4,120   Macy's Inc. (G)...................................      163,909
        29   MDC Holdings, Inc. ...............................        1,402
         4   Nintendo Co., Ltd. (A)............................        1,459
        42   Office Depot, Inc. (D)............................        1,263
        12   Polo Ralph Lauren Corp. ..........................        1,158
       122   Quanta Services, Inc. (D)(G)......................        3,745
       147   Ruby Tuesday, Inc. ...............................        3,870
       132   Safeway, Inc. ....................................        4,475

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

                                                                   MARKET
  SHARES                                                          VALUE (W)
----------                                                       -----------
COMMON STOCK -- (CONTINUED)
             CONSUMER CYCLICAL -- (CONTINUED)
       220   Staples, Inc. ....................................  $     5,225
       140   Starbucks Corp. (D)...............................        3,666
       117   Tata Motors Ltd. ADR (G)..........................        1,923
       298   Tecnisa S.A. .....................................        1,820
       556   Tesco plc (A).....................................        4,651
     5,227   TJX Cos., Inc. ...................................      143,731
        52   Tod's S.p.A. (A)..................................        4,646
     3,850   Toyota Motor Corp. (A)............................      242,825
        30   VistaPrint Ltd. (D)(G)............................        1,159
       299   Whole Foods Market, Inc. (G)......................       11,440
                                                                 -----------
                                                                   1,249,648
                                                                 -----------

                                                                   MARKET
  SHARES                                                          VALUE (W)
----------                                                       -----------
             CONSUMER STAPLES -- 2.8%
        81   Avon Products, Inc. ..............................  $     2,962
     2,411   Bunge Ltd. Finance Corp. (G)......................      203,738
     1,098   China Resources Enterprise (A)....................        4,128
     3,454   Cosan S.A. Industria E Comercio (D)...............       56,766
        44   General Mills, Inc. ..............................        2,559
       122   Imperial Tobacco Group plc (A)....................        5,622
        33   Loews Corp. -- Carolina Group.....................        2,573
     5,172   Marine Harvest (A)(D).............................        5,585
        23   Nestle S.A. (A)...................................        8,685
        32   PepsiCo, Inc. ....................................        2,095
     1,470   Procter & Gamble Co. (G)..........................       89,967
     1,754   Tyson Foods, Inc. Class A (G).....................       40,414
        97   Unilever N.V. NY Shares...........................        3,000
                                                                 -----------
                                                                     428,094
                                                                 -----------

             ENERGY -- 12.0%
       256   Brasil EcoDiesel Industria (D)....................        1,644
        47   Canadian Natural Resources Ltd. ..................        3,116
     2,511   Chesapeake Energy Corp. (G).......................       86,869
        74   Chevron Corp. ....................................        6,267
        57   Complete Production Services, Inc. (D)(G).........        1,479
       101   ConocoPhillips Holding Co. .......................        7,905
        55   Diamond Offshore Drilling, Inc. (G)...............        5,596
     1,721   EnCana Corp. (G)..................................      105,768
     1,600   Ente Nazionale Idrocarburi S.p.A. (A).............       58,012
        58   EOG Resources, Inc. ..............................        4,223
       187   Exxon Mobil Corp. ................................       15,669
       260   GlobalSantaFe Corp. (G)...........................       18,774
     9,148   Halliburton Co. (G)...............................      315,581
        57   Hercules Offshore, Inc. (D)(G)....................        1,839
        33   Holly Corp. ......................................        2,433
        33   Lukoil ADR........................................        2,500
        61   Nabors Industries Ltd. (D)........................        2,051
        99   Newfield Exploration Co. (D)(G)...................        4,519
        30   Noble Corp. ......................................        2,955
        46   Noble Energy, Inc. ...............................        2,845
     4,595   OAO Gazprom ADR (K)...............................      192,526
        68   Penn Virginia Corp. ..............................        2,734
        45   Petro-Canada......................................        2,408
        26   Petroleo Brasileiro S.A. ADR (G)..................        3,165
     4,362   Pride International, Inc. (D)(G)..................      163,389
     3,041   Sasol Ltd. ADR (G)................................      114,157
       197   Talisman Energy, Inc. ............................        3,800
        89   Talisman Energy, Inc. (G).........................        1,711
        75   Total S.A. ADR....................................        6,106
     1,373   Transocean, Inc. (D)(G)...........................      145,436
        27   UGI Corp. ........................................          737
     4,000   Weatherford International Ltd. (D)................      220,960
     5,060   XTO Energy, Inc. (G)..............................      304,094
                                                                 -----------
                                                                   1,811,268
                                                                 -----------

             FINANCE -- 15.2%
     4,755   ACE Ltd. .........................................      297,301
       173   Aercap Holdings N.V. (D)..........................        5,520
        56   Aetna, Inc. ......................................        2,757
        44   Affiliated Managers Group, Inc. (D)(G)............        5,665
        58   Aircastle Ltd. ...................................        2,309
    26,058   Akbank T.A.S. (A).................................      143,914
        26   Ambac Financial Group, Inc. ......................        2,302
     1,448   American International Group, Inc. ...............      101,396
        40   Ameriprise Financial, Inc. .......................        2,511
       404   Amvescap plc (A)..................................        5,204
       142   Apollo Investment Corp. (G).......................        3,049
       528   Asya Katilim Bankasi AS (A)(D)....................        3,205
       209   Augsburg Re AG (A)(D)(H)..........................           --
        18   Axis Capital Holdings Ltd. .......................          728
     1,256   Babcock and Brown Wind Partners (A)...............        2,076
       191   Bank of America Corp. ............................        9,323
     1,909   Capital One Financial Corp. (G)...................      149,750
        11   CB Richard Ellis Group, Inc. Class A (D)(G).......          398
     2,092   China Merchants Bank Co., Ltd. (A)................        6,371
        29   CIT Group, Inc. ..................................        1,596
     5,820   Citigroup, Inc. (G)...............................      298,528
       884   Commerce Bancorp, Inc. (G)........................       32,712
        82   Countrywide Financial Corp. (G)...................        2,975
        96   Covanta Holding Corp. (D)(G)......................        2,376
       203   Cyrela Brazil Realty S.A. ........................        2,518
       521   Deutsche Boerse AG (A)(G).........................       59,014
        74   Dollar Financial Corp. (D)........................        2,109
       196   E*Trade Financial Corp. (D).......................        4,334
       975   Eurocastle Investment Ltd. (A)....................       45,066
     4,400   European Capital Ltd. ............................       63,006
        35   Everest Re Group Ltd. ............................        3,792
        43   Franklin Resources, Inc. .........................        5,749
       241   Freedom Acquisition Holdings, Inc. (D)(G).........        2,651
       157   Genesis Lease Ltd. ...............................        4,313
        13   Goldman Sachs Group, Inc. ........................        2,709
     2,931   Hong Kong Exchanges & Clearing Ltd. (A)...........       41,363
        16   IntercontinentalExchange, Inc. (D)(G).............        2,351
     3,132   Julius Baer Holding Ltd. (A)......................      224,079
        23   Merrill Lynch & Co., Inc. ........................        1,930
        72   Nasdaq Stock Market, Inc. (D)(G)..................        2,142
        61   Oaktree Capital (D)(I)............................        2,516
       276   ORIX Corp. (A)....................................       72,697
       153   PennantPark Investment Corp. .....................        2,144
        55   Platinum Underwriters Holdings Ltd. ..............        1,915
       140   PNC Financial Services Group, Inc. ...............        9,985

The accompanying notes are an integral part of these financial statements.

 HARTFORD CAPITAL APPRECIATION HLS FUND

 JUNE 30, 2007 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                   MARKET
  SHARES                                                          VALUE (W)
----------                                                       -----------
COMMON STOCK -- (CONTINUED)
             FINANCE -- (CONTINUED)
       552   Raiffeisen International Bank Holding AG (A)(G)...  $    87,110
       548   Royal Bank of Scotland Group plc (A)..............        6,931
     4,203   Standard Chartered plc (A)........................      137,096
       113   State Street Corp. (G)............................        7,702
     1,619   UBS AG............................................       97,130
     1,329   Uniao de Bancos Brasileiros S.A. GDR (G)..........      150,027
       551   UniCredito Italiano S.p.A. (A)....................        4,919
        39   Unum Group........................................        1,021
     2,000   Wellpoint, Inc. (D)(G)............................      159,660
                                                                 -----------
                                                                   2,289,945
                                                                 -----------

             HEALTH CARE -- 6.7%
     1,236   Abbott Laboratories (G)...........................       66,177
        84   Alkermes, Inc. (D)................................        1,229
        84   Amylin Pharmaceuticals, Inc. (D)(G)...............        3,462
        22   Astellas Pharma, Inc. (A).........................          961
       259   Bristol-Myers Squibb Co. .........................        8,168
        38   Brookdale Senior Living, Inc. (G).................        1,750
        88   Cardinal Health, Inc. ............................        6,230
        35   Cephalon, Inc. (D)(G).............................        2,838
        47   Charles River Laboratories International, Inc.
               (D)(G)..........................................        2,411
        42   Cie Generale d'Optique Essilor International S.A.
               (A)(D)..........................................        4,955
        58   Cooper Co., Inc. (G)..............................        3,082
        94   Coventry Health Care, Inc. (D)....................        5,390
     5,006   CVS/Caremark Corp. (G)............................      182,483
        28   Dade Behring Holdings, Inc. ......................        1,461
        37   Eisai Co., Ltd. (A)...............................        1,611
       658   Elan Corp. plc ADR (D)(G).........................       14,425
     3,194   Eli Lilly & Co. (G)...............................      178,510
        67   Emergency Medical Services (D)....................        2,618
       100   Forest Laboratories, Inc. (D).....................        4,560
        33   Genzyme Corp. (D).................................        2,093
     1,058   Hengan International Group Co., Ltd. (A)..........        3,762
       265   Impax Laboratories, Inc. (D)(G)...................        3,174
        44   Kyphon, Inc. (D)(G)...............................        2,128
        76   McKesson Corp. ...................................        4,551
       143   Merck & Co., Inc. ................................        7,121
       159   MGI Pharma, Inc. (D)(G)...........................        3,552
        65   Mindray Medical International Ltd. ...............        1,984
     1,338   Monsanto Co. (G)..................................       90,355
     1,637   Novavax, Inc. (D)(G)..............................        4,748
       925   Sanofi-Aventis S.A. (A)(G)........................       74,720
       123   Sanofi-Aventis S.A. ADR (G).......................        4,949
       216   Savient Pharmaceuticals, Inc. (D)(G)..............        2,677
       350   Schering-Plough Corp. ............................       10,654
       316   Shionogi & Co., Ltd. (A)..........................        5,157
     3,195   Teva Pharmaceutical Industries Ltd. ADR (G).......      131,786
        66   Vertex Pharmaceuticals, Inc. (D)(G)...............        1,879

                                                                   MARKET
  SHARES                                                          VALUE (W)
----------                                                       -----------
             HEALTH CARE -- (CONTINUED)
       102   Volcano Corp. (D).................................  $     2,063
     2,922   Wyeth.............................................      167,542
                                                                 -----------
                                                                   1,017,216
                                                                 -----------

             SERVICES -- 2.7%
       205   Accenture Ltd. Class A............................        8,792
        27   Alliance Data Systems Corp. (D)...................        2,087
       462   Allied Waste Industries, Inc. (D)(G)..............        6,215
        31   Apollo Group, Inc. Class A (D)....................        1,811
        46   Automatic Data Processing, Inc. (G)...............        2,210
       115   Avis Budget Group, Inc. (D).......................        3,258
     1,010   Banyan Tree Holdings Ltd. (A).....................        1,737
       250   BearingPoint, Inc. (D)(G).........................        1,830
        62   CACI International, Inc. Class A (D)(G)...........        3,024
       163   Cadence Design Systems, Inc. (D)..................        3,577
        65   CheckFree Corp. (D)(G)............................        2,621
        77   Citadel Broadcasting Corp. .......................          495
        23   Comcast Corp. Class A (D).........................          638
       180   Comcast Corp. Special Class A (D).................        5,033
       183   DreamWorks Animation SKG, Inc. (D)(G).............        5,282
        47   Entercom Communications Corp. (G).................        1,167
       400   Fluor Corp. (G)...................................       44,548
       163   Focus Media Holding Ltd. ADR (D)(G)...............        8,249
       131   Gevity HR, Inc. (G)...............................        2,528
        30   Harvey Weinstein Master L.P. (A)(D)(H)............       38,611
        17   Manpower, Inc. ...................................        1,587
       154   Melco PBL Entertainment Ltd. ADR (D)..............        1,931
     5,983   News Corp. Class A................................      126,906
        50   R.H. Donnelley Corp. (D)(G).......................        3,766
        23   Riverbed Technology, Inc. (D)(G)..................          986
     1,524   Shangri-La Asia Ltd. (H)..........................        3,684
    11,177   Sun Microsystems, Inc. (D)........................       58,792
        65   Syntel, Inc. (G)..................................        1,972
        98   TeleTech Holdings, Inc. (D).......................        3,177
        82   United Parcel Service, Inc. Class B...............        5,995
       167   Viacom, Inc. Class B (D)..........................        6,952
     1,248   Walt Disney Co. (G)...............................       42,610
        21   Waste Management, Inc. ...........................          801
       178   XM Satellite Radio Holdings, Inc. Class A
               (D)(G)..........................................        2,094
                                                                 -----------
                                                                     404,966
                                                                 -----------

             TECHNOLOGY -- 26.8%
       552   Activision, Inc. (D)..............................       10,302
       144   Adobe Systems, Inc. (D)(G)........................        5,782
     2,437   Akamai Technologies, Inc. (D)(G)..................      118,541
       485   Altera Corp. .....................................       10,737
     3,054   Amdocs Ltd. (D)...................................      121,590
       916   Apple, Inc. (D)...................................      111,752
        84   Arrow Electronics, Inc. (D).......................        3,244
     3,914   AT&T, Inc. .......................................      162,433
        94   Canon, Inc. (A)...................................        5,536
       260   Cinram International Income Fund..................        6,598
    10,409   Cisco Systems, Inc. (D)...........................      289,889
        25   Citrix Systems, Inc. (D)..........................          842
        23   CMGI, Inc. (D)....................................           44
       274   Cogent Communication Group, Inc. (D)(G)...........        8,169
     2,196   Cognex Corp. (G)..................................       49,423
     4,771   Corning, Inc. (D)(G)..............................      121,890
       157   Cree, Inc. (D)(G).................................        4,057
        10   Ctrip.com International Ltd. .....................          747
        70   Danaher Corp. (G).................................        5,270

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

                                                                   MARKET
  SHARES                                                          VALUE (W)
----------                                                       -----------
COMMON STOCK -- (CONTINUED)
             TECHNOLOGY -- (CONTINUED)
       652   Dover Corp. (G)...................................  $    33,367
        65   Electronic Arts, Inc. (D).........................        3,057
        11   Embarq Corp. .....................................          684
       292   EMC Corp. (D).....................................        5,289
       113   Emerson Electric Co. .............................        5,270
        76   Emulex Corp. (D)(G)...............................        1,660
       147   Energy Conversion Devices, Inc. (D)(G)............        4,538
       549   Energy Focus, Inc. (D)............................        3,638
        21   Equinix, Inc. (D)(G)..............................        1,884
     1,318   Evergreen Solar, Inc. (D)(G)......................       12,261
        15   F5 Networks, Inc. (D).............................        1,241
        87   Fairchild Semiconductor International, Inc.
               (D)(G)..........................................        1,675
        44   First Data Corp. .................................        1,451
       213   Flextronics International Ltd. (D)................        2,300
        89   Fossil, Inc. (D)(G)...............................        2,619
     2,473   France Telecom S.A. (A)...........................       67,817
     7,649   General Electric Co. .............................      292,802
        29   Genlyte Group (D)(G)..............................        2,270
       820   Google, Inc. (D)..................................      428,986
     5,211   Hewlett-Packard Co. ..............................      232,488
        69   Hologic, Inc. (D)(G)..............................        3,833
    14,008   Hon Hai Precision Industry Co., Ltd. (A)..........      120,990
       132   InPhonic, Inc. (D)(G).............................          613
     4,920   Intel Corp. (G)...................................      116,887
     2,519   International Business Machines Corp. ............      265,020
        92   International Rectifier Corp. (D)(G)..............        3,420
       537   JDS Uniphase Corp. (D)(G).........................        7,213
       146   Koninklijke Philips Electronics N.V. (A)..........        6,191
       950   L-3 Communications Holdings, Inc. (G).............       92,521
        45   Leap Wireless International, Inc. (D).............        3,794
       150   Maxim Integrated Products, Inc. ..................        5,005
     2,330   McAfee, Inc. (D)(G)...............................       81,998
     4,784   Medtronic, Inc. (G)...............................      248,088
     1,023   MEMC Electronic Materials, Inc. (D)(G)............       62,501
       168   Microsoft Corp. ..................................        4,936
       351   Mitsubishi Electric Corp. (A).....................        3,251
       322   NaviSite, Inc. (D)................................        2,450
       273   Network Appliance, Inc. (D).......................        7,966
       370   NII Holdings, Inc. Class B (D)(G).................       29,906
        52   Nokia Corp. ......................................        1,448
       261   Nokia Oyj (A).....................................        7,341
     7,088   Nortel Networks Corp. (D)(G)......................      170,469
        35   NVIDIA Corp. (D)(G)...............................        1,462
       164   O2Micro International Ltd. ADR (D)................        1,814
    11,652   Oracle Corp. (D)..................................      229,647
        86   Orascom Telecom Holding SAE GDR...................        5,581
        91   QLogic Corp. (D)(G)...............................        1,513
       298   Qualcomm, Inc. ...................................       12,935
     3,424   Raytheon Co. (G)..................................      184,471
       167   Red Hat, Inc. (D).................................        3,727
       227   Renesola Ltd. (A)(D)..............................        2,563
       536   Research In Motion Ltd. ADR (D)...................      107,135
        81   Rockwell Collins, Inc. ...........................        5,722
        36   Roper Industries, Inc. (G)........................        2,050
       131   Seagate Technology (G)............................        2,861
        75   Solar Cayman Ltd. (A)(D)(H).......................        1,008
       291   Sonus Networks, Inc. (D)(G).......................        2,483
       101   Sony Corp. (A)....................................        5,169
       294   Sprint Nextel Corp. ..............................        6,098
        30   Starent Networks Corp. (D)........................          441
       223   Symantec Corp. (D)(G).............................        4,499
       107   Telefonaktiebolaget LM Ericsson ADR (G)...........        4,252
        46   Texas Instruments, Inc. (G).......................        1,735
       122   Thomas & Betts Corp. (D)..........................        7,070
       640   Turkcell Iletisim Hizmetleri ADR (G)..............       10,659
     8,257   Turkcell Iletisim Hizmetleri AS (A)...............       54,754
        61   VeriFone Holdings, Inc. (D).......................        2,143
       125   Virgin Media, Inc. (G)............................        3,034
        28   Whirlpool Corp. (G)...............................        3,158
                                                                 -----------
                                                                   4,055,968
                                                                 -----------

             TRANSPORTATION -- 0.8%
     3,457   Air Asia BHD (A)(D)...............................        1,904
       375   All America Latina Logistica S.A. ................        5,101
       972   Burlington Northern Santa Fe Corp. ...............       82,739
     1,492   Cathay Pacific Airways Ltd. (A)...................        3,711
        22   General Dynamics Corp. (G)........................        1,736
        91   GOL Linhas Aereas Inteligentes S.A. ADR (G)(H)....        2,993
       130   Grupo Aeroportuario Del ADR (D)...................        3,563
        43   Kirby Corp. (D)(G)................................        1,666
       186   Knight Transportation, Inc. (G)...................        3,595
       271   Navios Maritime Holdings, Inc. ...................        3,270
       117   Northwest Airlines Corp. (D)(G)...................        2,586
       147   UAL Corp. (D)(G)..................................        5,955
        35   US Airways Group, Inc. (D)(G).....................        1,044
                                                                 -----------
                                                                     119,863
                                                                 -----------

                                                                   MARKET
  SHARES                                                          VALUE (W)
----------                                                       -----------
             UTILITIES -- 1.3%
       144   American Electric Power Co., Inc. (G).............  $     6,465
    12,770   Datang International Power (A)(D).................       19,744
       124   MDU Resources Group, Inc. ........................        3,471
        67   Ocean Power Technologies, Inc. (D)................        1,058
       123   Renewable Energy Corp. AS (A)(D)..................        4,767
     2,494   Suntech Power Holdings Co., Ltd. ADR (D)(G).......       90,978
        87   Theolia S.A. (A)(D)...............................        2,948
        --   Veolia Environment Rights (G).....................           --
       940   Veolia Environment S.A. (G).......................       73,804
                                                                 -----------
                                                                     203,235
                                                                 -----------
             Total common stock
               (cost $11,884,323)..............................  $14,870,937
                                                                 -----------

WARRANTS -- 0.4%
             FINANCE -- 0.4%
     1,540   Reliance Zero (D) (I).............................  $    64,350
                                                                 -----------
             Total warrants
               (cost $39,310)..................................  $    64,350
                                                                 -----------


The accompanying notes are an integral part of these financial statements.

 HARTFORD CAPITAL APPRECIATION HLS FUND

 JUNE 30, 2007 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                   MARKET
  SHARES                                                          VALUE (W)
----------                                                       -----------
EXCHANGE TRADED FUNDS -- 0.1%
             FINANCE -- 0.1%
        63   S & P Mid-Cap 400 Depositary
             Receipts (G)......................................  $    10,208
                                                                 -----------
             Total exchange traded funds
               (cost $9,309)...................................  $    10,208
                                                                 -----------
PREFERRED STOCK -- 0.0%
             ENERGY -- 0.0%
         8   Petroleo Brasileiro S.A. ADR (D)..................  $       853
                                                                 -----------
             Total preferred stock
               (cost $699).....................................  $       853
                                                                 -----------
PRINCIPAL
AMOUNT (B)
----------
CORPORATE BONDS: INVESTMENT GRADE -- 0.2%
             FINANCE -- 0.2%
             Augsburg Re AG
   GBP 412     0.00%, 12/31/2049 (A)(H)++......................  $       232
             UBS Luxembourg S.A.
    26,500     6.23%, 02/11/2015...............................       26,590
                                                                 -----------
             Total corporate bonds:
               investment grade
               (cost $27,615)..................................  $    26,822
                                                                 -----------
             Total long-term investments
               (cost $11,961,256)..............................  $14,973,170
                                                                 -----------
SHORT-TERM INVESTMENTS -- 13.2%
             REPURCHASE AGREEMENTS -- 0.4%
             Banc of America Securities Joint Repurchase
               Agreement (maturing on 07/02/2007 in the amount
               of $72, collateralized by U.S. Treasury Note,
               12.00%, 2013, value of $73)
$       71     4.25% dated 07/02/2007..........................  $        71
             Banc of America Securities TriParty Joint
               Repurchase Agreement (maturing on 07/02/2007 in
               the amount of $10,547, collateralized by FNMA,
               5.00%, 2035, value of $10,754)
    10,543     5.36% dated 07/02/2007..........................       10,543
             Deutsche Bank Securities TriParty Joint Repurchase
               Agreement (maturing on 07/02/2007 in the amount
               of $27,991, collateralized by FHLMC, 4.50% --
               6.50%, 2019 -- 2037, value of $28,538)
    27,978     5.36% dated 07/02/2007..........................       27,978
             UBS Securities, Inc. TriParty Joint Repurchase
               Agreement (maturing on 07/02/2007 in the amount
               of $17,308, collateralized by FNMA,
               4.50% -- 6.50%, 2020 -- 2037, value of $17,647)
    17,301     5.37% dated 07/02/2007..........................       17,301
                                                                 -----------
                                                                      55,893
                                                                 -----------
                                                                   MARKET
  SHARES                                                          VALUE (W)
----------                                                       -----------
             SECURITIES PURCHASED WITH PROCEEDS FROM SECURITY
             LENDING -- 12.8%
             CASH COLLATERAL REINVESTMENT FUND:
 1,937,822   Mellon GSL DBT II Collateral Fund.................  $ 1,937,822
                                                                 -----------
             Total short-term investments
               (cost $1,993,715)...............................  $ 1,993,715
                                                                 -----------

             Total investments
               (cost $13,954,971) (C)..........................  112.3%    $16,966,885
             Other assets and liabilities......................  (12.3)%    (1,860,165)
                                                                 -----     -----------
             Total net assets..................................  100.0%    $15,106,720
                                                                 =====     ===========

Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 34.09% of total net assets at June 30, 2007.

 (C) At June 30, 2007, the cost of securities for federal income tax purposes was $13,980,498 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

      Unrealized Appreciation.......................  $3,152,488
      Unrealized Depreciation.......................    (166,101)
                                                      ----------
      Net Unrealized Appreciation...................  $2,986,387
                                                      ==========

 (A) The aggregate value of securities valued in good faith at fair value by, or under the direction of, the Funds' Board of Directors at June 30, 2007, was $2,571,162, which represents 17.02% of total net assets.

 (D) Currently non-income producing.

 (G) Security is partially on loan at June 30, 2007.

 (I) Securities issued within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Pursuant to guidelines adopted by the Board of Directors, these issues are determined to be liquid. The aggregate value of these securities at June 30, 2007, was $70,012, which represents 0.46% of total net assets.

 (K) Securities contain some restrictions as to public resale. These securities comply with Regulation S, rules governing offers and sales made outside the United States without registration under the Securities Act of 1933, and are determined to be liquid. At June 30, 2007, the market value of these securities amounted to $192,526 or 1.27% of net assets.

  ++ Convertible debt security.

 (B) All principal amounts are in U.S. dollars unless otherwise indicated.

      GBP  -- British Pound

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

 (H) The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

      PERIOD
      ACQUIRED         SHARES/PAR             SECURITY             COST BASIS
      --------         ----------             --------             ----------
      06/2006               412     Augsburg Re AG -- 144A          $   766
      06/2006               209     Augsburg Re AG -- 144A               67
      06/2007            29,056     Buck Holdings L.P.               27,630
      01/2007-05/2007        91     GOL Linhas Aereas
                                    Inteligentes S.A. ADR             2,584
      10/2005                30     Harvey Weinstein Master
                                    L.P. -- Reg D                    27,951
      01/2007-06/2007     1,524     Shangri-La Asia Ltd.              3,976
      03/2007                75     Solar Cayman Ltd.                 1,121

     The aggregate value of these securities at June 30, 2007 was $72,678 which represents 0.48% of total net assets.

  (W)See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

        FORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING AT JUNE 30, 2007

                                                                                                                     UNREALIZED
                                                                 MARKET          CONTRACT         DELIVERY         APPRECIATION/
DESCRIPTION                                                      VALUE            AMOUNT            DATE           (DEPRECIATION)
-----------                                                      ------          --------         --------         --------------
Canadian Dollar (Buy)                                           $    291         $    291         07/03/07            $     --
Canadian Dollar (Sell)                                            15,002           14,919         07/03/07                 (83)
Canadian Dollar (Buy)                                                235              234         07/05/07                   1
Euro (Buy)                                                         7,313            7,266         07/02/07                  47
Euro (Sell)                                                          317              315         07/02/07                  (2)
Euro (Buy)                                                        61,213           61,216         07/03/07                  (3)
Euro (Sell)                                                      680,115          661,947         12/20/07             (18,168)
Hong Kong Dollar (Sell)                                           10,405           10,408         07/03/07                   3
Japanese Yen (Sell)                                                  213              214         07/02/07                   1
Japanese Yen (Buy)                                                    65               65         07/03/07                  --
Swiss Franc (Buy)                                                  6,506            6,472         07/02/07                  34
Swiss Franc (Buy)                                                    708              704         07/03/07                   4
                                                                                                                      --------
                                                                                                                      $(18,166)
                                                                                                                      ========

The accompanying notes are an integral part of these financial statements.

 HARTFORD DISCIPLINED EQUITY HLS FUND

 SCHEDULE OF INVESTMENTS
 JUNE 30, 2007 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                  MARKET
 SHARES                                                         VALUE (W)
---------                                                       ----------
 COMMON STOCK -- 98.1%
            BASIC MATERIALS -- 3.1%
     392    Church & Dwight Co., Inc. ........................  $   18,982
     526    Kimberly-Clark Corp. .............................      35,197
     205    Lyondell Chemical Co. (G).........................       7,606
                                                                ----------
                                                                    61,785
                                                                ----------
            CAPITAL GOODS -- 5.5%
     438    Hasbro, Inc. .....................................      13,761
     859    Lam Research Corp. (D)(G).........................      44,158
     311    Parker-Hannifin Corp. (G).........................      30,479
   1,100    Xerox Corp. (D)...................................      20,328
                                                                ----------
                                                                   108,726
                                                                ----------
            CONSUMER CYCLICAL -- 7.7%
     707    Altria Group, Inc. ...............................      49,609
     351    Coach, Inc. (D)(U)................................      16,643
     579    Kohl's Corp. (D)..................................      41,112
     240    Mattel, Inc. .....................................       6,075
     402    Newell Rubbermaid, Inc. ..........................      11,837
     291    Ross Stores, Inc. (G).............................       8,972
     571    Safeway, Inc. (G).................................      19,414
                                                                ----------
                                                                   153,662
                                                                ----------
            CONSUMER STAPLES -- 2.1%
     646    Reynolds American, Inc. (G).......................      42,126
                                                                ----------
            ENERGY -- 12.3%
     613    Chevron Corp. ....................................      51,647
     743    ConocoPhillips Holding Co. .......................      58,349
     468    Exxon Mobil Corp. ................................      39,256
      74    Marathon Oil Corp. ...............................       4,449
     910    Occidental Petroleum Corp. (U)....................      52,642
     525    Valero Energy Corp. ..............................      38,753
                                                                ----------
                                                                   245,096
                                                                ----------
            FINANCE -- 27.1%
     658    ACE Ltd. .........................................      41,138
     451    Allied World Assurance Holdings Ltd. .............      23,098
     687    Assurant, Inc. (G)................................      40,466
     579    Axis Capital Holdings Ltd. .......................      23,528
   1,114    Bank of America Corp. ............................      54,483
   1,077    Citigroup, Inc. ..................................      55,242
      81    Comerica, Inc. ...................................       4,841
     385    Everest Re Group Ltd. ............................      41,848
     228    Goldman Sachs Group, Inc. (U).....................      49,332
     105    MBIA, Inc. (G)....................................       6,515
     343    Medco Health Solutions, Inc. (D)..................      26,735
     177    Merrill Lynch & Co., Inc. (U).....................      14,769
     234    Metlife, Inc. ....................................      15,056
     328    Reinsurance Group of America, Inc. ...............      19,777
      95    Ryder System, Inc. ...............................       5,095
     201    Travelers Co., Inc. ..............................      10,732
     760    UnitedHealth Group, Inc. .........................      38,872
     439    US Bancorp........................................      14,455

                                                                  MARKET
 SHARES                                                         VALUE (W)
---------                                                       ----------
            FINANCE -- (CONTINUED)
     496    Wellpoint, Inc. (D)...............................  $   39,604
     562    Western Union Co. ................................      11,697
                                                                ----------
                                                                   537,283
                                                                ----------
            HEALTH CARE -- 14.0%
      87    Abbott Laboratories...............................       4,648
     440    Amylin Pharmaceuticals, Inc. (D)(G)...............      18,103
   1,590    Bristol-Myers Squibb Co. .........................      50,168
     144    Cardinal Health, Inc. ............................      10,137
     232    Cephalon, Inc. (D)(G).............................      18,658
     154    Coventry Health Care, Inc. (D)....................       8,884
     639    Eli Lilly & Co. ..................................      35,718
     447    Forest Laboratories, Inc. (D).....................      20,406
     193    Gilead Sciences, Inc. (D).........................       7,475
     499    LifePoint Hospitals, Inc. (D).....................      19,309
     710    McKesson Corp. ...................................      42,350
   1,401    Schering-Plough Corp. ............................      42,656
                                                                ----------
                                                                   278,512
                                                                ----------
            SERVICES -- 5.2%
     425    Accenture Ltd. Class A............................      18,220
     257    Autodesk, Inc. (D)................................      12,076
     165    Manpower, Inc. ...................................      15,173
     402    McGraw-Hill Cos., Inc. ...........................      27,335
     816    Walt Disney Co. (G)...............................      27,845
      57    Waste Management, Inc. ...........................       2,210
                                                                ----------
                                                                   102,859
                                                                ----------
            TECHNOLOGY -- 17.2%
     215    Apple, Inc. (D)(U)................................      26,214
   1,415    AT&T, Inc. .......................................      58,733
      --    CA, Inc. .........................................           3
     171    CenturyTel, Inc. (G)..............................       8,392
     156    Danaher Corp. (G).................................      11,793
     415    Dover Corp. ......................................      21,248
      94    Embarq Corp. .....................................       5,969
   1,239    Hewlett-Packard Co. ..............................      55,262
     274    International Business Machines Corp. ............      28,859
      42    L-3 Communications Holdings, Inc. ................       4,120
     428    Lockheed Martin Corp. ............................      40,250
   1,584    Oracle Corp. (D)..................................      31,211
   1,087    Symantec Corp. (D)................................      21,951
      62    Telephone and Data Systems, Inc. .................       3,886
     216    Whirlpool Corp. ..................................      23,964
                                                                ----------
                                                                   341,855
                                                                ----------
            TRANSPORTATION -- 0.2%
      58    General Dynamics Corp. ...........................       4,506
                                                                ----------
            UTILITIES -- 3.7%
      50    Constellation Energy Group, Inc. (G)..............       4,376
     417    Duke Energy Corp. ................................       7,628
     231    Entergy Corp. ....................................      24,744
     173    FirstEnergy Corp. ................................      11,224

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

                                                                  MARKET
 SHARES                                                         VALUE (W)
---------                                                       ----------
COMMON STOCK -- (CONTINUED)
            UTILITIES -- (CONTINUED)
     306    FPL Group, Inc. ..................................  $   17,345
     181    NRG Energy, Inc. (D)..............................       7,541
                                                                ----------
                                                                    72,858
                                                                ----------
            Total common stock
              (cost $1,679,466)...............................  $1,949,268
                                                                ----------
PRINCIPAL
 AMOUNT
---------
 SHORT-TERM INVESTMENTS -- 9.7%
            REPURCHASE AGREEMENTS -- 1.7%
            Banc of America Securities Joint Repurchase
              Agreement (maturing on 07/02/2007 in the amount
              of $42, collateralized by U.S. Treasury Note,
              12.00%, 2013, value of $43)
$     42      4.25% dated 07/02/2007..........................  $       42
            Banc of America Securities TriParty Joint
              Repurchase Agreement (maturing on 07/02/2007 in
              the amount of $6,172, collateralized by FNMA,
              5.00%, 2035, value of $6,293)
   6,170      5.36% dated 07/02/2007..........................       6,170
            Deutsche Bank Securities TriParty Joint Repurchase
              Agreement (maturing on 07/02/2007 in the amount
              of $16,380, collateralized by FHLMC,
              4.50% -- 6.50%, 2019 -- 2037, value of $16,701)
  16,373      5.36% dated 07/02/2007..........................      16,373
            UBS Securities, Inc. TriParty Joint Repurchase
              Agreement (maturing on 07/02/2007 in the amount
              of $10,129, collateralized by FNMA,
              4.50% -- 6.50%, 2020 -- 2037, value of $10,327)
  10,124      5.37% dated 07/02/2007..........................      10,124
                                                                ----------
                                                                    32,709
                                                                ----------
 SHARES
---------
            SECURITIES PURCHASED WITH PROCEEDS FROM SECURITY
            LENDING -- 8.0%
            CASH COLLATERAL REINVESTMENT FUND:
 159,026    BNY Institutional Cash Reserve Fund...............     159,026
                                                                ----------
            Total short-term investments
              (cost $191,735).................................  $  191,735
                                                                ----------

            Total investments
              (cost $1,871,201) (C)...........................  107.8%    $2,141,003
            Other assets and liabilities......................   (7.8)%     (154,377)
                                                                -----     ----------
            Total net assets..................................  100.0%    $1,986,626
                                                                =====     ==========

Note: Percentage of investments as shown is the ratio of the total market value to total net assets.

  (C)At June 30, 2007, the cost of securities for federal income tax purposes was $1,872,509 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

      Unrealized Appreciation........................  $281,021
      Unrealized Depreciation........................   (12,527)
                                                       --------
      Net Unrealized Appreciation....................  $268,494
                                                       ========

  (D)Currently non-income producing.

 (G) Security is partially on loan at June 30, 2007.

     FUTURES CONTRACTS OUTSTANDING AT JUNE 30, 2007

                                                                         UNREALIZED
                             NUMBER OF                 EXPIRATION      APPRECIATION/
      DESCRIPTION            CONTRACTS*   POSITION        MONTH        (DEPRECIATION)
      -----------            ----------   --------     ----------      --------------
      S&P 500 OK Mini           209         Long     September, 2007        $(8)
                                                                            ===

     * The number of contracts does not omit 000's.

     Cash of $2,498 was pledged as initial margin deposit for open futures contracts at June 30, 2007.

  (U)At June 30, 2007, securities valued at $19,630 were designated to cover open call options written as follows (see Note 2 to accompanying Notes to Financial Statements):

                            NUMBER OF    EXERCISE    EXERCISE     MARKET     PREMIUMS
      ISSUER                CONTRACTS*    PRICE        DATE      VALUE (W)   RECEIVED
      ------                ----------   --------    --------    ---------   --------
      Apple, Inc.              272       $125.00    July, 2007      $ 95       $ 49
      Coach, Inc.              605         55.00    July, 2007         3         27
      Goldman Sachs Group,
       Inc. Call               217        250.00    July, 2007         1         54
      Merrill Lynch & Co.,
       Inc.                    345         95.00    Aug., 2007        14         34
      Occidental Petroleum
       Corp. Call              700         60.00    July, 2007        66         97
                                                                    ----       ----
                                                                    $179       $261
                                                                    ====       ====

     * The number of contracts does not omit 000's.

     At June 30, 2007, cash of $3,621 was designated to cover open put options written as follows (see Note 2 to accompanying Notes to Financial Statements):

                            NUMBER OF    EXERCISE    EXERCISE     MARKET     PREMIUMS
      ISSUER                CONTRACTS*    PRICE        DATE      VALUE (W)   RECEIVED
      ------                ----------   --------    --------    ---------   --------
      Duke Energy Corp. Put   1,072       $17.50    Aug., 2007      $ 38       $ 26
      Mcgraw-Hill Co., Inc.
       Put                      430        65.00    July, 2007        21         32
      Merrill Lynch & Co.,
       Inc. Put                 320        85.00    July, 2007       112         31
      Valero Energy Corp.
       Put                      398        67.50    July, 2007         5         32
      Xerox Corp. Put         1,598        18.00    July, 2007        24         32
                                                                    ----       ----
                                                                    $200       $153
                                                                    ====       ====

     * The number of contracts does not omit 000's.

  (W)See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

 HARTFORD DIVIDEND AND GROWTH HLS FUND

 SCHEDULE OF INVESTMENTS
 JUNE 30, 2007 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                  MARKET
 SHARES                                                         VALUE (W)
---------                                                       ----------
 COMMON STOCK -- 98.9%
            BASIC MATERIALS -- 7.5%
     738    Agrium, Inc. .....................................  $   32,270
   2,005    Alcoa, Inc. ......................................      81,255
     454    Bowater, Inc. (G).................................      11,320
   1,005    Companhia Vale do Rio Doce ADR (G)................      44,783
   2,602    E.I. DuPont de Nemours & Co. .....................     132,282
   1,482    International Paper Co. (G).......................      57,860
     944    Kimberly-Clark Corp. .............................      63,124
     755    Newmont Mining Corp. .............................      29,486
   1,091    Pentair, Inc. (G).................................      42,095
     439    Rhodia S.A. (D)(G)................................      20,408
   1,108    Rohm & Haas Co. (G)...............................      60,575
                                                                ----------
                                                                   575,458
                                                                ----------
            CAPITAL GOODS -- 4.5%
     550    3M Co. ...........................................      47,726
     362    Caterpillar, Inc. ................................      28,345
   1,118    Deere & Co. ......................................     134,987
     379    Illinois Tool Works, Inc. ........................      20,527
     469    Parker-Hannifin Corp. (G).........................      45,959
     491    Pitney Bowes, Inc. ...............................      22,979
   2,531    Xerox Corp. (D)...................................      46,777
                                                                ----------
                                                                   347,300
                                                                ----------
            CONSUMER CYCLICAL -- 8.5%
   1,390    Altria Group, Inc. ...............................      97,481
   1,059    Avery Dennison Corp. (G)..........................      70,402
     926    Home Depot, Inc. .................................      36,434
   1,317    Honda Motor Co., Ltd. ADR (G).....................      47,783
   1,909    McDonald's Corp. .................................      96,896
     663    NIKE, Inc. Class B................................      38,658
   1,921    Staples, Inc. ....................................      45,595
   2,133    Sysco Corp. (G)...................................      70,358
   3,119    Wal-Mart Stores, Inc. ............................     150,050
                                                                ----------
                                                                   653,657
                                                                ----------
            CONSUMER STAPLES -- 6.7%
     665    Bunge Ltd. Finance Corp. (G)......................      56,159
   1,186    Coca-Cola Co. ....................................      62,019
     804    Nestle S.A. ADR...................................      76,883
   1,077    PepsiCo, Inc. ....................................      69,817
   1,983    Procter & Gamble Co. .............................     121,322
   2,294    Tyson Foods, Inc. Class A (G).....................      52,845
     944    Unilever N.V. NY Shares...........................      29,277
     633    Weyerhaeuser Co. .................................      49,939
                                                                ----------
                                                                   518,261
                                                                ----------
            ENERGY -- 17.3%
   1,065    Anadarko Petroleum Corp. (G)......................      55,390
   3,315    Chevron Corp. ....................................     279,239
   1,806    ConocoPhillips Holding Co. .......................     141,803
   1,755    EnCana Corp. .....................................     107,824
   3,361    Exxon Mobil Corp. ................................     281,901
   1,220    Royal Dutch Shell plc.............................      99,072

                                                                  MARKET
 SHARES                                                         VALUE (W)
---------                                                       ----------
            ENERGY -- (CONTINUED)
     789    Schlumberger Ltd. (G).............................  $   66,984
   2,549    Total S.A. ADR (G)................................     206,426
   1,540    XTO Energy, Inc. .................................      92,554
                                                                ----------
                                                                 1,331,193
                                                                ----------
            FINANCE -- 16.0%
   1,111    ACE Ltd. .........................................      69,466
   1,382    Allstate Corp. ...................................      84,988
   1,609    American International Group, Inc. ...............     112,699
   4,244    Bank of America Corp. ............................     207,503
   3,850    Citigroup, Inc. ..................................     197,465
     945    Federal Home Loan Mortgage Corp. .................      57,386
     436    ING Groep N.V. Sponsored ADR......................      19,171
     970    MBIA, Inc. (G)....................................      60,378
     596    Merrill Lynch & Co., Inc. ........................      49,822
     464    Metlife, Inc. (G).................................      29,945
     502    PNC Financial Services Group, Inc. ...............      35,962
     397    Prudential Financial, Inc. .......................      38,581
   1,269    State Street Corp. (G)............................      86,779
   1,269    Synovus Financial Corp. (G).......................      38,967
     221    Torchmark Corp. (G)...............................      14,800
   1,897    UBS AG............................................     113,839
     377    Ventas, Inc. (G)..................................      13,652
                                                                ----------
                                                                 1,231,403
                                                                ----------
            HEALTH CARE -- 9.7%
   2,639    Abbott Laboratories...............................     141,340
     869    AstraZeneca plc ADR...............................      46,474
   3,163    Bristol-Myers Squibb Co. .........................      99,821
   2,892    Eli Lilly & Co. ..................................     161,599
   1,374    Sanofi-Aventis S.A. ADR...........................      55,315
   5,034    Schering-Plough Corp. ............................     153,232
     974    Teva Pharmaceutical Industries Ltd. ADR...........      40,173
     912    Wyeth.............................................      52,300
                                                                ----------
                                                                   750,254
                                                                ----------
            SERVICES -- 7.5%
   1,336    Accenture Ltd. Class A............................      57,280
   1,016    Automatic Data Processing, Inc. ..................      49,241
   1,690    CBS Corp. Class B (G).............................      56,299
   2,704    Comcast Corp. Class A (D)(G)......................      76,027
   1,451    Comcast Corp. Special Class A (D).................      40,581
   1,264    New York Times Co. Class A (G)....................      32,101
   2,246    Time Warner, Inc. ................................      47,258
   1,064    United Parcel Service, Inc. Class B (G)...........      77,672
   1,220    Viacom, Inc. Class B (D)..........................      50,778
   2,360    Waste Management, Inc. ...........................      92,138
                                                                ----------
                                                                   579,375
                                                                ----------
            TECHNOLOGY -- 15.4%
   7,847    AT&T, Inc. .......................................     325,641
   3,245    EMC Corp. (D)(G)..................................      58,742
   5,793    General Electric Co. .............................     221,771
   1,730    International Business Machines Corp. (G).........     182,103
     378    Lockheed Martin Corp. ............................      35,591
   2,121    Maxim Integrated Products, Inc. ..................      70,869
   2,135    Medtronic, Inc. ..................................     110,721

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

                                                                  MARKET
 SHARES                                                         VALUE (W)
---------                                                       ----------
COMMON STOCK -- (CONTINUED)
            TECHNOLOGY -- (CONTINUED)
   2,479    Microsoft Corp. ..................................  $   73,056
   2,058    Verizon Communications, Inc. .....................      84,713
     193    Whirlpool Corp. ..................................      21,406
                                                                ----------
                                                                 1,184,613
                                                                ----------
            TRANSPORTATION -- 0.6%
   2,951    Southwest Airlines Co. (G)........................      43,996
                                                                ----------
            UTILITIES -- 5.2%
   1,141    Dominion Resources, Inc. .........................      98,488
   2,062    Exelon Corp. (G)..................................     149,681
   1,566    FPL Group, Inc. (G)...............................      88,878
     618    Progress Energy, Inc. ............................      28,152
     423    Veolia Environment ADR (G)........................      33,199
                                                                ----------
                                                                   398,398
                                                                ----------
            Total common stock
              (cost $5,766,198)...............................  $7,613,908
                                                                ----------
PRINCIPAL
 AMOUNT
---------
 SHORT-TERM INVESTMENTS -- 10.1%
            REPURCHASE AGREEMENTS -- 0.7%
            Banc of America Securities Joint Repurchase
              Agreement (maturing on 07/02/2007 in the amount
              of $76, collateralized by U.S. Treasury Note,
              12.00%, 2013, value of $77)
$     76      4.25% dated 07/02/2007..........................  $       76
            Banc of America Securities TriParty Joint
              Repurchase Agreement (maturing on 07/02/2007 in
              the amount of $11,118, collateralized by FNMA,
              5.00%, 2035, value of $11,336)
  11,113      5.36% dated 07/02/2007..........................      11,113
            Deutsche Bank Securities TriParty Joint Repurchase
              Agreement (maturing on 07/02/2007 in the amount
              of $29,506, collateralized by FHLMC,
              4.50% -- 6.50%, 2019 -- 2037, value of $30,083)
  29,493      5.36% dated 07/02/2007..........................      29,493
            UBS Securities, Inc. TriParty Joint Repurchase
              Agreement (maturing on 07/02/2007 in the amount
              of $18,245, collateralized by FNMA,
              4.50% -- 6.50%, 2020 -- 2037, value of $18,602)
  18,237      5.37% dated 07/02/2007..........................      18,237
                                                                ----------
                                                                    58,919
                                                                ----------
                                                                 MARKET
 SHARES                                                         VALUE (W)
---------                                                       ----------
            SECURITIES PURCHASED WITH PROCEEDS FROM SECURITY
            LENDING -- 9.4%
            CASH COLLATERAL REINVESTMENT FUND:
 721,215    BNY Institutional Cash Reserve Fund...............  $  721,215
                                                                ----------

            Total short-term investments
              (cost $780,134).................................            $  780,134
                                                                          ----------
            Total investments
              (cost $6,546,332) (C)...........................  109.0%    $8,394,042
            Other assets and liabilities......................   (9.0)%     (695,117)
                                                                -----     ----------
            Total net assets..................................  100.0%    $7,698,925
                                                                =====     ==========

Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 12.64% of total net assets at June 30, 2007.

 (C) At June 30, 2007, the cost of securities for federal income tax purposes was $6,551,327 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

      Unrealized Appreciation.......................  $1,885,866
      Unrealized Depreciation.......................     (43,151)
                                                      ----------
      Net Unrealized Appreciation...................  $1,842,715
                                                      ==========

 (D) Currently non-income producing.

 (G) Security is partially on loan at June 30, 2007.

 (W) See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

 HARTFORD EQUITY INCOME HLS FUND

 SCHEDULE OF INVESTMENTS
 JUNE 30, 2007 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                         VALUE (W)
---------                                                       ---------
 COMMON STOCK -- 99.6%
            BASIC MATERIALS -- 7.7%
      89    Air Products and Chemicals, Inc. .................  $  7,145
      41    Alcoa, Inc. ......................................     1,677
     242    Dow Chemical Co. .................................    10,694
     133    E.I. DuPont de Nemours & Co. .....................     6,767
      58    International Paper Co. ..........................     2,259
      93    Kimberly-Clark Corp. .............................     6,235
      73    PPG Industries, Inc. (G)..........................     5,534
                                                                --------
                                                                  40,311
                                                                --------
            CAPITAL GOODS -- 7.1%
      58    3M Co. ...........................................     5,060
     159    American Standard Cos., Inc. .....................     9,395
      63    Deere & Co. ......................................     7,643
     100    Goodrich Corp. ...................................     5,968
     199    Pitney Bowes, Inc. ...............................     9,317
                                                                --------
                                                                  37,383
                                                                --------
            CONSUMER CYCLICAL -- 2.5%
     189    Altria Group, Inc. ...............................    13,266
                                                                --------
            CONSUMER STAPLES -- 7.0%
      76    Campbell Soup Co. ................................     2,942
      74    Colgate-Palmolive Co. ............................     4,818
      53    Diageo plc ADR....................................     4,440
     116    General Mills, Inc. ..............................     6,767
     136    Kellogg Co. (G)...................................     7,031
     131    Kraft Foods, Inc. ................................     4,613
      96    PepsiCo, Inc. ....................................     6,226
                                                                --------
                                                                  36,837
                                                                --------
            ENERGY -- 14.7%
     294    Chevron Corp. ....................................    24,741
     286    ConocoPhillips Holding Co. .......................    22,437
     302    Exxon Mobil Corp. ................................    25,347
      55    Royal Dutch Shell plc ADR.........................     4,588
                                                                --------
                                                                  77,113
                                                                --------
            FINANCE -- 27.3%
     112    ACE Ltd. .........................................     6,977
     106    Allstate Corp. ...................................     6,508
     452    Bank of America Corp. ............................    22,119
     134    Bank of New York Co., Inc. .......................     5,545
     161    Chubb Corp. ......................................     8,721
     399    Citigroup, Inc. ..................................    20,454
     336    Host Hotels & Resorts, Inc. ......................     7,761
     277    JP Morgan Chase & Co. ............................    13,401
     113    Lloyd's TSB Group plc SP ADR (G)..................     5,035
     151    PNC Financial Services Group, Inc. ...............    10,814
     221    UBS AG............................................    13,274
     434    US Bancorp........................................    14,311
      72    Wachovia Corp. ...................................     3,693
     134    Wells Fargo & Co. ................................     4,712
                                                                --------
                                                                 143,325
                                                                --------

                                                                 MARKET
 SHARES                                                         VALUE (W)
---------                                                       ---------
            HEALTH CARE -- 8.2%
     136    Abbott Laboratories...............................  $  7,261
     119    Baxter International, Inc. .......................     6,719
     174    Bristol-Myers Squibb Co. .........................     5,485
      86    Eli Lilly & Co. ..................................     4,794
      91    GlaxoSmithKline plc ADR...........................     4,771
     239    Wyeth.............................................    13,689
                                                                --------
                                                                  42,719
                                                                --------
            SERVICES -- 1.5%
      64    R.R. Donnelley & Sons Co. ........................     2,802
     134    Waste Management, Inc. ...........................     5,225
                                                                --------
                                                                   8,027
                                                                --------
            TECHNOLOGY -- 14.2%
     655    AT&T, Inc. .......................................    27,193
     110    Chunghwa Telecom Co., Ltd. ADR....................     2,078
     553    General Electric Co. .............................    21,161
     240    Intel Corp. ......................................     5,690
     236    Nokia Corp. ......................................     6,620
     284    Verizon Communications, Inc. .....................    11,682
                                                                --------
                                                                  74,424
                                                                --------
            UTILITIES -- 9.4%
     121    American Electric Power Co., Inc. (G).............     5,436
     108    Consolidated Edison, Inc. (G).....................     4,869
      71    Dominion Resources, Inc. .........................     6,157
      25    Entergy Corp. (G).................................     2,705
     130    Exelon Corp. .....................................     9,469
     234    FPL Group, Inc. ..................................    13,262
      93    SCANA Corp. ......................................     3,566
     109    Southern Co. (G)..................................     3,727
                                                                --------
                                                                  49,191
                                                                --------
            Total common stock
              (cost $439,509).................................  $522,596
                                                                --------
PRINCIPAL
 AMOUNT
---------
 SHORT-TERM INVESTMENTS -- 4.4%
            REPURCHASE AGREEMENTS -- 0.2%
            Banc of America Securities Joint Repurchase
              Agreement (maturing on 07/02/2007 in the amount
              of $2, collateralized by U.S. Treasury Note,
              12.00%, 2013, value of $2)
 $     2      4.25% dated 07/02/2007..........................  $      2
            Banc of America Securities TriParty Joint
              Repurchase Agreement (maturing on 07/02/2007 in
              the amount of $233, collateralized by FNMA,
              5.00%, 2035, value of $238)
     233      5.36% dated 07/02/2007..........................       233
            Deutsche Bank Securities TriParty Joint Repurchase
              Agreement (maturing on 07/02/2007 in the amount
              of $619, collateralized by FHLMC,
              4.50% -- 6.50%, 2019 -- 2037, value of $631)
     619      5.36% dated 07/02/2007..........................       619

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

PRINCIPAL                                                        MARKET
 AMOUNT                                                         VALUE (W)
---------                                                       ---------
SHORT-TERM INVESTMENTS -- (CONTINUED)
            REPURCHASE AGREEMENTS -- (CONTINUED)
            UBS Securities, Inc. TriParty Joint Repurchase
              Agreement (maturing on 07/02/2007 in the amount
              of $383, collateralized by FNMA, 4.50% -- 6.50%,
              2020 -- 2037, value of $390)
 $   382      5.37% dated 07/02/2007..........................  $    382
                                                                --------
                                                                   1,236
                                                                --------

 SHARES
---------
            SECURITIES PURCHASED WITH PROCEEDS FROM SECURITY
            LENDING -- 4.2%
            CASH COLLATERAL REINVESTMENT FUND:
  21,864    BNY Institutional Cash Reserve Fund...............    21,864
                                                                --------
            Total short-term investments
              (cost $23,100)..................................  $ 23,100
                                                                --------

            Total investments
              (cost $462,609) (C).............................  104.0%    $545,696
            Other assets and liabilities......................   (4.0)%    (21,036)
                                                                -----     --------
            Total net assets..................................  100.0%    $524,660
                                                                =====     ========

Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 7.78% of total net assets at June 30, 2007.

 (C) At June 30, 2007, the cost of securities for federal income tax purposes was $462,716 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

      Unrealized Appreciation.........................  $84,391
      Unrealized Depreciation.........................   (1,411)
                                                        -------
      Net Unrealized Appreciation.....................  $82,980
                                                        =======

 (G) Security is partially on loan at June 30, 2007.

 (W) See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

 HARTFORD FUNDAMENTAL GROWTH HLS FUND (PRIOR TO JULY 27, 2007, THE FUND WAS KNOWN AS HARTFORD FOCUS HLS FUND)

 SCHEDULE OF INVESTMENTS
 JUNE 30, 2007 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                         VALUE (W)
---------                                                       ---------
 COMMON STOCK -- 94.9%
            BASIC MATERIALS -- 3.8%
     35     Companhia Vale do Rio Doce ADR....................   $ 1,568
     20     Freeport-McMoRan Copper & Gold, Inc. .............     1,648
                                                                 -------
                                                                   3,216
                                                                 -------
            CAPITAL GOODS -- 4.8%
      8     Boeing Co. .......................................       798
     20     Caterpillar, Inc. ................................     1,597
     33     Lam Research Corp. (D)(G).........................     1,681
                                                                 -------
                                                                   4,076
                                                                 -------
            CONSUMER CYCLICAL -- 10.2%
     26     Best Buy Co., Inc. ...............................     1,209
     20     Coach, Inc. (D)...................................       957
     15     Kohl's Corp. (D)..................................     1,065
     34     Lowe's Cos., Inc. ................................     1,050
     24     NIKE, Inc. Class B................................     1,393
     76     Staples, Inc. ....................................     1,796
     18     Target Corp. .....................................     1,158
                                                                 -------
                                                                   8,628
                                                                 -------
            CONSUMER STAPLES -- 2.7%
     21     PepsiCo, Inc. ....................................     1,330
     15     Procter & Gamble Co. .............................       930
                                                                 -------
                                                                   2,260
                                                                 -------
            ENERGY -- 6.8%
     20     Apache Corp. .....................................     1,632
     12     Devon Energy Corp. ...............................       955
     24     GlobalSantaFe Corp. ..............................     1,712
     18     Schlumberger Ltd. ................................     1,495
                                                                 -------
                                                                   5,794
                                                                 -------
            FINANCE -- 12.1%
     28     Aflac, Inc. ......................................     1,419
     24     American International Group, Inc. ...............     1,688
     12     Franklin Resources, Inc. .........................     1,563
      6     Goldman Sachs Group, Inc. ........................     1,236
     56     Invesco plc ADR...................................     1,455
     27     UnitedHealth Group, Inc. .........................     1,360
     19     Wellpoint, Inc. (D)...............................     1,509
                                                                 -------
                                                                  10,230
                                                                 -------
            HEALTH CARE -- 11.6%
     14     Abbott Laboratories...............................       761
     28     Amgen, Inc. (D)...................................     1,526
      8     Cephalon, Inc. (D)................................       643
     22     CVS/Caremark Corp. ...............................       787
     15     Eli Lilly & Co. ..................................       849
     19     Genentech, Inc. (D)...............................     1,468
     15     Genzyme Corp. (D).................................       979
     27     St. Jude Medical, Inc. (D)........................     1,137
     41     Teva Pharmaceutical Industries Ltd. ADR...........     1,679
                                                                 -------
                                                                   9,829
                                                                 -------

                                                                 MARKET
 SHARES                                                         VALUE (W)
---------                                                       ---------
            SERVICES -- 4.5%
     24     Accenture Ltd. Class A............................   $ 1,008
     18     Focus Media Holding Ltd. ADR (D)..................       914
     28     Priceline.com, Inc. (D)(G)........................     1,897
                                                                 -------
                                                                   3,819
                                                                 -------
            TECHNOLOGY -- 37.1%
     26     Akamai Technologies, Inc. (D).....................     1,245
     33     Altera Corp. .....................................       737
     26     America Movil S.A.B. de C.V. ADR..................     1,635
      7     Apple, Inc. (D)...................................       830
     29     AT&T, Inc. .......................................     1,187
     16     China Mobile Ltd. ADR.............................       835
     62     Cisco Systems, Inc. (D)...........................     1,716
     56     Corning, Inc. (D).................................     1,428
     30     Dover Corp. ......................................     1,540
    100     EMC Corp. (D).....................................     1,808
     19     Garmin Ltd. (G)...................................     1,398
     45     General Electric Co. .............................     1,723
      4     Google, Inc. (D)..................................     2,041
     36     Hewlett-Packard Co. ..............................     1,615
     28     Infosys Technologies Ltd. ADR.....................     1,416
     34     Intel Corp. ......................................       817
     16     International Business Machines Corp. ............     1,674
     20     Medtronic, Inc. ..................................     1,016
     61     Microsoft Corp. ..................................     1,809
     44     Nokia Corp. ......................................     1,240
     83     Oracle Corp. (D)..................................     1,640
     18     Qualcomm, Inc. ...................................       794
      7     Research In Motion Ltd. (D).......................     1,300
                                                                 -------
                                                                  31,444
                                                                 -------
            UTILITIES -- 1.3%
     16     Exelon Corp. .....................................     1,140
                                                                 -------
            Total common stock
              (cost $73,822)..................................   $80,436
                                                                 -------
PRINCIPAL
AMOUNT
---------
 SHORT-TERM INVESTMENTS -- 6.6%
            REPURCHASE AGREEMENTS -- 2.3%
            Banc of America Securities Joint Repurchase
              Agreement (maturing on 07/02/2007 in the amount
              of $2, collateralized by U.S. Treasury Note,
              12.00%, 2013, value of $3)
 $    2       4.25% dated 07/02/2007..........................   $     2
            Banc of America Securities TriParty Joint
              Repurchase Agreement (maturing on 07/02/2007 in
              the amount of $363, collateralized by FNMA,
              5.00%, 2035, value of $370)
    363       5.36% dated 07/02/2007..........................       363

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

PRINCIPAL                                                        MARKET
 AMOUNT                                                         VALUE (W)
---------                                                       ---------
SHORT-TERM INVESTMENTS -- (CONTINUED)
            REPURCHASE AGREEMENTS -- (CONTINUED)
            Deutsche Bank Securities TriParty Joint Repurchase
              Agreement (maturing on 07/02/2007 in the amount
              of $964, collateralized by FHLMC,
              4.50% -- 6.50%, 2019 -- 2037, value of $982)
 $  963       5.36% dated 07/02/2007..........................   $   963
            UBS Securities, Inc. TriParty Joint Repurchase
              Agreement (maturing on 07/02/2007 in the amount
              of $596, collateralized by FNMA, 4.50% -- 6.50%,
              2020 -- 2037, value of $607)
    596       5.37% dated 07/02/2007..........................       596
                                                                 -------
                                                                   1,924
                                                                 -------
SHARES
---------
            SECURITIES PURCHASED WITH PROCEEDS FROM SECURITY
            LENDING -- 4.3%
            CASH COLLATERAL REINVESTMENT FUND:
  3,626     BNY Institutional Cash Reserve Fund...............     3,626
                                                                 -------
            Total short-term investments
              (cost $5,550)...................................   $ 5,550
                                                                 -------

            Total investments
              (cost $79,372) (C)..............................  101.5%    $85,986
            Other assets and liabilities......................   (1.5)%    (1,265)
                                                                -----     -------
            Total net assets..................................  100.0%    $84,721
                                                                =====     =======

Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 13.13% of total net assets at June 30, 2007.
  (C) At June 30, 2007, the cost of securities for federal income tax purposes was $79,466 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

      Unrealized Appreciation..........................  $7,326
      Unrealized Depreciation..........................    (806)
                                                         ------
      Net Unrealized Appreciation......................  $6,520
                                                         ======

(D) Currently non-income producing.
(G) Security is partially on loan at June 30, 2007.
(W) See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

 HARTFORD GLOBAL ADVISERS HLS FUND

 SCHEDULE OF INVESTMENTS
 JUNE 30, 2007 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                    MARKET
   SHARES                                                          VALUE (W)
------------                                                       ---------
COMMON STOCK -- 59.6%
               BASIC MATERIALS -- 3.3%
          50   Cameco Corp. (G)..................................  $  2,537
          67   Companhia Vale do Rio Doce ADR....................     2,989
          32   Henkel KGaA Vorzug (A)............................     1,680
          17   Praxair, Inc. ....................................     1,238
          57   Xstrata plc (A)...................................     3,417
                                                                   --------
                                                                     11,861
                                                                   --------
               CAPITAL GOODS -- 2.5%
          18   Alstom RGPT (A)(D)................................     2,982
          36   Boeing Co. #......................................     3,500
          69   Gamesa Corporacion Tecnologica S.A. (A)...........     2,494
                                                                   --------
                                                                      8,976
                                                                   --------
               CONSUMER CYCLICAL -- 4.8%
          58   Arcandor AG (D)...................................     1,971
         779   China Communications Construction Co., Ltd. (A)...     1,396
          21   Hyundai Motor Co., Ltd. (A).......................     1,678
          40   LG Electronics, Inc. (A)(D).......................     3,325
          12   Nintendo Co., Ltd. (A)............................     4,415
          10   Pinault-Printemps-Redoute S.A. (A)................     1,689
         377   Tesco plc (A).....................................     3,158
                                                                   --------
                                                                     17,632
                                                                   --------
               CONSUMER STAPLES -- 2.9%
          --   Japan Tobacco, Inc. (A)...........................     2,401
           6   Nestle S.A. (A)...................................     2,300
          66   Reckitt Benckiser plc (A).........................     3,603
          45   Royal Numico N.V. (A).............................     2,314
                                                                   --------
                                                                     10,618
                                                                   --------

                                                                    MARKET
   SHARES                                                          VALUE (W)
------------                                                       ---------
               ENERGY -- 3.7%
          24   Diamond Offshore Drilling, Inc. (G)...............  $  2,427
          24   Noble Corp. (G)...................................     2,370
          62   Schlumberger Ltd. #...............................     5,300
          38   Suncor Energy, Inc. ..............................     3,414
                                                                   --------
                                                                     13,511
                                                                   --------
               FINANCE -- 8.1%
         274   Amvescap plc (A)..................................     3,535
         638   China Merchants Bank Co., Ltd. (A)................     1,943
          32   Deutsche Boerse AG (A)#...........................     3,573
          30   Erste Bank Der Oesterreichischen Sparkassen AG
                 (A)#............................................     2,369
          14   Goldman Sachs Group, Inc. #.......................     3,034
          49   Julius Baer Holding Ltd. (A)......................     3,489
         353   Man Group plc (A).................................     4,289
          33   National Bank of Greece (A).......................     1,875
          10   ORIX Corp. (A)....................................     2,583
          85   Sumitomo Realty & Development Co., Ltd. (A).......     2,768
                                                                   --------
                                                                     29,458
                                                                   --------
               HEALTH CARE -- 8.3%
          27   Celgene Corp. (D)(G)#.............................     1,559
         215   Elan Corp. plc ADR (D)............................     4,704
          41   Eli Lilly & Co. ..................................     2,269
          69   Gilead Sciences, Inc. (D)(G)......................     2,660
          63   Monsanto Co. #....................................     4,235
         144   Schering-Plough Corp. #...........................     4,371
         117   St. Jude Medical, Inc. (D)(G).....................     4,833
          57   Wyeth #...........................................     3,268
          25   Zimmer Holdings, Inc. (D).........................     2,148
                                                                   --------
                                                                     30,047
                                                                   --------

               SERVICES -- 3.5%
          23   Accor S.A. (A)....................................     1,994
         157   Comcast Corp. Class A (D)(G)#.....................     4,409
          48   Focus Media Holding Ltd. ADR (D)(G)...............     2,419
          54   Las Vegas Sands Corp. (D)(G)#.....................     4,102
                                                                   --------
                                                                     12,924
                                                                   --------

               TECHNOLOGY -- 19.4%
         144   ABB Ltd. (A)......................................     3,246
         115   Activision, Inc. (D)..............................     2,155
          52   Adobe Systems, Inc. (D)#..........................     2,072
          46   Akamai Technologies, Inc. (D).....................     2,257
          35   America Movil S.A.B. de C.V. ADR #................     2,161
          94   American Tower Corp. Class A (D)#.................     3,948
          27   Apple, Inc. (D)...................................     3,332
          86   ASML Holding N.V. (A)(D)..........................     2,366
         126   Cisco Systems, Inc. (D)#..........................     3,506
         183   Corning, Inc. (D)#................................     4,668
          39   Danaher Corp. (G)#................................     2,960
          92   Electronic Arts, Inc. (D).........................     4,372
         131   EMC Corp. (D)#....................................     2,364
          13   Google, Inc. (D)#.................................     6,752
          53   Hewlett-Packard Co. #.............................     2,365
         374   Hon Hai Precision Industry Co., Ltd. (A)..........     3,230
          19   Millicom International Cellular S.A. (D)..........     1,704
         120   Nokia Corp. ......................................     3,359
         199   Oracle Corp. (D)#.................................     3,916
           3   Rakuten, Inc. (A).................................     1,071
          20   Research In Motion Ltd. (D).......................     3,980
          21   Siemens AG (A)....................................     3,009
          81   Softbank Corp. (A)(G).............................     1,754
                                                                   --------
                                                                     70,547
                                                                   --------

               TRANSPORTATION -- 1.3%
          33   General Dynamics Corp. ...........................     2,612
          53   Ryanair Holdings plc ADR (D)(G)#..................     1,982
                                                                   --------
                                                                      4,594
                                                                   --------

               UTILITIES -- 1.8%
          57   Suntech Power Holdings Co., Ltd. ADR (D)(G).......     2,068
          --   Veolia Environment Rights (G).....................        --
          56   Veolia Environment S.A. (G)(Q)....................     4,426
                                                                   --------
                                                                      6,494
                                                                   --------
               Total common stock
                 (cost $173,580).................................  $216,662
                                                                   --------


The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

 PRINCIPAL                                                          MARKET
   AMOUNT                                                          VALUE (W)
------------                                                       ---------
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES -- 8.3%
               FINANCE -- 8.3%
               Advanta Business Card Master Trust
$        445     5.15%, 10/20/2010...............................  $    445
         900     5.39%, 04/20/2011 (L)#..........................       901
               American Express Credit Account Master Trust
         521     5.32%, 01/18/2011 (L)#..........................       520
               ARMS II
         105     5.59%, 09/10/2034 (L)...........................       105
               Arran Residential Mortgages Funding
         808     5.34%, 04/12/2036 (I)(L)........................       808
               Asset Backed Securities Corp. Home Equity Loan
                 Trust
         594     5.38%, 07/25/2036 (L)#..........................       594
               Banc of America Commercial Mortgage, Inc.
         660     5.18%, 09/10/2047 (L)...........................       637
               Bank One Issuance Trust
         500     5.43%, 06/15/2011 (L)...........................       501
               Bear Stearns Commercial Mortgage Securities, Inc.
         595     4.68%, 08/13/2039 #.............................       564
       1,025     5.48%, 10/12/2041 (L)#..........................     1,018
         450     5.61%, 11/15/2033 #.............................       450
               Capital Automotive Receivables Asset Trust
         504     5.23%, 02/15/2009 #.............................       504
               Capital One Automotive Finance Trust
         363     5.31%, 05/15/2009 #.............................       364
               Capital One Prime Automotive Receivables Trust
         620     5.34%, 04/15/2011 (L)#..........................       620
               Caterpillar Financial Asset Trust
         731     5.59%, 02/25/2009 #.............................       731
               Chase Issuance Trust
         265     5.34%, 07/15/2010 (L)...........................       265
               Chase Manhattan Automotive Owner Trust
         124     5.37%, 01/15/2009...............................       124
               Collegiate Funding Services Education Loan Trust I
         354     5.36%, 09/28/2017 (L)...........................       354
          78     5.37%, 09/29/2014 (L)...........................        78
               Credit-Based Asset Servicing and Securitization
          26     5.44%, 08/25/2035 (L)...........................        26
               Crusade Global Trust
         188     5.42%, 06/17/2037 (L)#..........................       188
          56     5.51%, 01/16/2035 (L)...........................        56
         130     5.55%, 09/18/2034 (L)#..........................       130
          72     5.56%, 01/17/2034 (L)...........................        73
               CS First Boston Mortgage Securities Corp.
         450     3.94%, 05/15/2038 #.............................       411
               DaimlerChrysler Automotive Trust
         432     2.58%, 04/08/2009 #.............................       430

 PRINCIPAL                                                          MARKET
 AMOUNT (B)                                                        VALUE (W)
------------                                                       ---------
               FINANCE -- (CONTINUED)
               DaimlerChrysler Master Owner Trust
$        670     5.33%, 08/17/2009 (L)#..........................  $    670
               Discover Card Master Trust I
         400     5.34%, 05/15/2010 (L)#..........................       400
         285     5.35%, 04/16/2010 (L)#..........................       285
         645     5.46%, 04/16/2010 (L)#..........................       645
               European Loan Conduit
 GBP      97     5.94%, 11/01/2029 (I)(L)........................       196
               First Union-Chase Commercial Mortgage
         915     6.65%, 06/15/2031 #.............................       928
               Ford Credit Floorplan Master Owner Trust
         700     5.47%, 05/15/2010 (L)#..........................       700
               GE Capital Credit Card Master Note Trust
         500     5.36%, 09/15/2010 (L)#..........................       500
               GE Commercial Loan Trust
         941     5.42%, 07/19/2015 (I)(L)#.......................       941
               GE Commercial Loan Trust
         577     5.42%, 04/19/2015 (I)(L)........................       577
               GE Corporate Aircraft Financing LLC
          14     5.49%, 09/25/2013 (I)(L)........................        14
               Goldman Sachs Mortgage Securities Corp. II
         110     5.84%, 03/06/2020 (I)(L)........................       110
         145     6.17%, 03/06/2020 (I)(L)........................       145
               Gracechurch Mortgage Financing plc
       1,235     5.37%, 08/20/2032 (I)(L)........................     1,235
               Granite Master Issuer plc
         284     5.35%, 12/20/2030 (L)...........................       284
               Greenwich Capital Commercial Funding Corp.
         835     5.22%, 04/10/2037 (L)...........................       804
               Harley-Davidson Motorcycle Trust
         301     5.06%, 06/15/2010 (I)...........................       301
               Household Affinity Credit Card Master Note Trust I
       1,340     5.44%, 02/15/2010 (L)#..........................     1,341
               Household Automotive Trust
         132     5.40%, 06/17/2009...............................       132
         324     5.61%, 06/17/2009...............................       325
               Hyundai Automotive Receivables Trust
         730     5.25%, 09/15/2009...............................       730
               John Deere Owner Trust
         212     5.41%, 11/17/2008 #.............................       212
               Kildare Securities Ltd.
         465     5.38%, 06/10/2014 (I)(L)........................       465
               MBNA Credit Card Master Note Trust
         904     5.32%, 12/15/2010 (L)#..........................       904
               Medallion Trust
         312     5.40%, 02/27/2039 (L)...........................       312
         125     5.49%, 05/25/2035 (L)...........................       125
         135     5.55%, 12/21/2033 (L)...........................       135
               Morgan Stanley Capital I
         375     5.23%, 09/15/2042 #.............................       361
         590     5.74%, 08/12/2041 (L)#..........................       595

The accompanying notes are an integral part of these financial statements.

 HARTFORD GLOBAL ADVISERS HLS FUND

 JUNE 30, 2007 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

 PRINCIPAL                                                          MARKET
 AMOUNT (B)                                                        VALUE (W)
------------                                                       ---------
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES -- (CONTINUED)
               FINANCE -- (CONTINUED)
               Morgan Stanley Dean Witter Capital I
$        156     6.20%, 07/15/2033...............................  $    156
       1,025     6.51%, 04/15/2034 #.............................     1,057
               National RMBS Trust
         401     5.47%, 03/20/2034 (L)...........................       401
               New Century Home Equity Loan Trust
          31     5.61%, 03/25/2035 (L)...........................        31
               Nissan Automotive Receivables Owner Trust
         155     5.18%, 08/15/2008 #.............................       155
               Nomura Asset Securities Corp.
         473     6.59%, 03/15/2030 #.............................       476
               Permanent Financing plc
         128     5.47%, 06/10/2011 (L)#..........................       128
               Prudential Commercial Mortgage Trust
         570     4.49%, 02/11/2036 #.............................       537
               Volkswagen Credit Automotive Master Trust
         895     5.34%, 07/20/2010 (L)#..........................       895
               Wachovia Automotive Loan Owner Trust
         312     5.41%, 04/20/2009 #.............................       312
               Wachovia Bank Commercial Mortgage Trust
         500     5.12%, 07/15/2042 #.............................       478
               Westpac Securitization Trust
         294     5.43%, 03/23/2036 (L)...........................       294
                                                                   --------
               Total asset & commercial
                 mortgage backed securities
                 (cost $30,332)..................................  $ 30,189
                                                                   --------
CORPORATE BONDS: INVESTMENT GRADE -- 20.2%
               BASIC MATERIALS -- 0.2%
               Bayer AG
  EUR    550     4.31%, 05/25/2009 (L)...........................  $    746
                                                                   --------
               CAPITAL GOODS -- 0.2%
               United Technologies Corp.
         595     5.43%, 06/01/2009 (L)#..........................       596
               Xerox Corp.
         215     5.50%, 05/15/2012...............................       211
                                                                   --------
                                                                        807
                                                                   --------
               CONSUMER CYCLICAL -- 1.7%
               D.R. Horton, Inc.
         670     7.50%, 12/01/2007 (G)...........................       674
         295     8.00%, 02/01/2009...............................       303
               DaimlerChrysler NA Holdings Corp.
         485     4.88%, 06/15/2010 #.............................       476
         825     5.84%, 09/10/2007 (L)...........................       826
         435     7.75%, 01/18/2011...............................       463
               Staples, Inc.
         750     7.13%, 08/15/2007 #.............................       751

 PRINCIPAL                                                          MARKET
 AMOUNT (B)                                                        VALUE (W)
------------                                                       ---------
               CONSUMER CYCLICAL -- (CONTINUED)
               Volkswagen Group Services AG
 EUR   1,300     4.19%, 09/27/2007 (L)#..........................  $  1,759
               Wal-Mart Stores, Inc.
         965     5.25%, 09/01/2035 #.............................       843
                                                                   --------
                                                                      6,095
                                                                   --------
               CONSUMER STAPLES -- 0.1%
               Cia Brasileira de Bebidas
         300     10.50%, 12/15/2011 #............................  $    352
                                                                   --------
               ENERGY -- 0.7%
               Anadarko Petroleum Corp.
         510     5.76%, 09/15/2009 (L)#..........................       511
               ConocoPhillips Australia Funding Co.
         900     5.45%, 04/09/2009 (L)...........................       900
               Pemex Project Funding Master Trust
       1,350   8.50%, 02/15/2008.................................     1,373
                                                                   --------
                                                                      2,784
                                                                   --------
               FINANCE -- 9.4%
               Abbey National Treasury Service
  EUR    500     4.16%, 03/07/2008 (L)...........................       677
               American Express Credit Corp.
       1,375     5.34%, 12/12/2007 (L)...........................     1,375
               American Honda Finance Corp.
       1,130     5.38%, 07/23/2007 (I)(L)#.......................     1,130
               Avalon Properties, Inc.
         660     6.88%, 12/15/2007...............................       664
               Bank of America Corp.
  EUR    785     4.20%, 11/20/2008 (L)#..........................     1,063
               Berkshire Hathaway Finance Corp.
         500     5.40%, 01/11/2008 (L)#..........................       500
               BNP Paribas
       1,390     5.26%, 10/03/2007 (L)...........................     1,390
               Boeing Capital Corp.
         450     4.75%, 08/25/2008...............................       447
               Caisse Eparg ECR
 EUR   1,050     3.97%, 07/17/2008 (L)...........................     1,420
 EUR   1,050     4.16%, 03/28/2008 (L)...........................     1,421
               Countrywide Home Loans, Inc.
         400     6.94%, 07/16/2007 #.............................       400
               Credit Agricole
 EUR   1,000     3.95%, 10/17/2007 (L)...........................     1,353
  EUR    880     4.05%, 07/11/2007 (L)#..........................     1,191
               ERAC USA Finance Co.
         425     5.60%, 04/30/2009 (I)(L)#.......................       426
               HBOS Treasury Services plc
       1,150     4.00%, 09/15/2009 (I)#..........................     1,118
               International Lease Finance Corp.
         920     5.40%, 02/15/2012 #.............................       910
         650     5.58%, 05/24/2010 (L)...........................       652
         640     5.65%, 06/01/2014...............................       635
               Korea Development Bank
         430     4.63%, 09/16/2010 #.............................       420
               Lloyds TSB Bank plc
  EUR    800     5.25%, 07/14/2008 #.............................     1,090

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

 PRINCIPAL                                                          MARKET
 AMOUNT (B)                                                        VALUE (W)
------------                                                       ---------
CORPORATE BONDS: INVESTMENT GRADE -- (CONTINUED)
               FINANCE -- (CONTINUED)
               Met Life Global Funding I
$        300     3.38%, 10/05/2007 (I)...........................  $    298
               Metlife Global Funding
 GBP     250     5.25%, 01/09/2014 #.............................       472
               Mizuho Financial Group, Inc.
         525     5.79%, 04/15/2014 (I)#..........................       524
               Morgan Stanley
  EUR    570     4.50%, 05/29/2008 (L)#..........................       774
         665     5.38%, 04/25/2008 (L)#..........................       665
       1,135     5.55%, 04/27/2017...............................     1,089
               New York Life Global Funding
  EUR    535     3.75%, 10/19/2009...............................       709
               Nordea Bank Finland plc
  EUR    225     5.83%, 03/26/2014 (L)...........................       309
               Northern Trust Co.
 GBP     350     5.38%, 03/11/2015...............................       661
               Prudential Financial, Inc.
         215     5.10%, 12/14/2011 #.............................       211
               Residential Capital Corp.
         325     6.50%, 06/01/2012...............................       317
               Royal Bank of Canada
 EUR   1,000     4.10%, 02/27/2008 (L)#..........................     1,353
  EUR    500     4.16%, 09/28/2007 (L)#..........................       677
               Royal Bank of Scotland Group plc
 EUR   1,050     4.18%, 09/29/2008 (L)...........................     1,421
               Simon Property Group L.P.
         680     6.38%, 11/15/2007 #.............................       682
               Societe Generale
       1,380     5.27%, 07/02/2007 (L)...........................     1,380
               Southern Capital Corp.
         115     5.70%, 06/30/2022 (I)...........................       113
               Temasek Financial I Ltd.
       1,145     4.50%, 09/21/2015 (I)#..........................     1,058
               Travelers Property Casualty Corp.
       1,350     3.75%, 03/15/2008...............................     1,331
               Unicredito Italiano Bank of Ireland
  EUR    300     4.02%, 01/25/2008 (L)...........................       406
               VTB Capital (Vneshtorgbank)
         795     5.96%, 08/01/2008 (I)(L)#.......................       796
         670     6.11%, 09/21/2007 (I)(L)#.......................       670
                                                                   --------
                                                                     34,198
                                                                   --------
               FOREIGN GOVERNMENTS -- 4.0%
               Australian Government
  AUD    410     5.25%, 03/15/2019...............................       319
               Belgium Government
 EUR   3,110     4.12%, 09/13/2007 (M)...........................     4,176
               Canadian Government
  CAD    740     5.50%, 06/01/2010 #.............................       712
  CAD    825     5.75%, 06/01/2033 #.............................       923
               Chile (Republic of)
         470     5.75%, 01/28/2008 (L)...........................  $    471
               Denmark (Kingdom of)
  DKK  3,676     6.00%, 11/15/2009...............................       689

 PRINCIPAL                                                          MARKET
 AMOUNT (B)                                                        VALUE (W)
------------                                                       ---------
               FOREIGN GOVERNMENTS -- (CONTINUED)
               French Government
 EUR   1,045     3.50%, 07/12/2011...............................  $  1,361
  EUR    400     4.00%, 04/25/2013 #.............................       526
  EUR    685     5.00%, 10/25/2016 #.............................       954
               Israel Government
ILS    2,415     6.50%, 01/31/2016...............................       625
               Japanese Government
 JPY  34,266     1.00%, 06/10/2016...............................       272
 JPY 178,700     1.40%, 09/20/2011...............................     1,454
               Poland Government
  PLN    580     6.25%, 10/24/2015...............................       216
               South Africa (Republic of)
 ZAR   2,750     8.25%, 09/15/2017...............................       385
               Swedish Government
 SEK   2,545     4.50%, 08/12/2015...............................       372
               United Mexican States
       1,000     6.05%, 01/13/2009 (L)#..........................     1,005
                                                                   --------
                                                                     14,460
                                                                   --------
               HEALTH CARE -- 0.8%
               Alliance Boots plc
  EUR    520     4.33%, 10/19/2007 (L)...........................       704
               Amgen, Inc.
       1,390     5.37%, 11/28/2008 (I)(L)........................  $  1,390
               CVS Caremark Corp.
         375     5.66%, 06/01/2010 (L)...........................       375
         675     5.75%, 06/01/2017...............................       651
                                                                   --------
                                                                      3,120
                                                                   --------
               SERVICES -- 1.1%
               Comcast Corp.
         530     5.45%, 11/15/2010 #.............................       527
         800     5.66%, 07/14/2009 (L)#..........................       800
               FedEx Corp.
         650     5.44%, 08/08/2007 (L)...........................       650
               News America, Inc.
         235     6.15%, 03/01/2037 (I)...........................       217
         430     6.63%, 01/09/2008...............................       432
               Time Warner, Inc.
       1,320     8.18%, 08/15/2007 #.............................     1,325
                                                                   --------
                                                                      3,951
                                                                   --------
               TECHNOLOGY -- 1.7%
               Cingular Wireless Services, Inc.
         475     7.88%, 03/01/2011 #.............................       511
               France Telecom S.A.
  EUR    510     4.75%, 02/21/2017...............................       661
               General Electric Co.
         630     5.00%, 02/01/2013...............................       611
               Siemens Finance
       1,330     5.41%, 08/14/2009 (I)(L)#.......................     1,330
               Telecom Italia Finance S.A.
  EUR    445     6.58%, 07/30/2009 #.............................       622
               Telefonica Emisiones SAU
         590     6.22%, 07/03/2017 (Q)...........................       588
         250     6.42%, 06/20/2016...............................       253

The accompanying notes are an integral part of these financial statements.

 HARTFORD GLOBAL ADVISERS HLS FUND

 JUNE 30, 2007 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

 PRINCIPAL                                                          MARKET
 AMOUNT (B)                                                        VALUE (W)
------------                                                       ---------
CORPORATE BONDS: INVESTMENT GRADE -- (CONTINUED)
               TECHNOLOGY -- (CONTINUED)
               Time Warner Cable, Inc.
$      1,155     5.85%, 05/01/2017 (I)...........................  $  1,123
               Verizon New England, Inc.
         375     6.50%, 09/15/2011 #.............................       385
                                                                   --------
                                                                      6,084
                                                                   --------
               UTILITIES -- 0.3%
               National Grid Gas plc
 GBP     340     5.63%, 12/07/2007...............................       680
               Nstar
         300     8.00%, 02/15/2010 #.............................       318
                                                                   --------
                                                                        998
                                                                   --------
               Total corporate bonds: investment grade
                 (cost $72,622)..................................  $ 73,595
                                                                   --------
U.S. GOVERNMENT AGENCIES -- 8.4%
               FEDERAL HOME LOAN MORTGAGE CORPORATION -- 1.8%
               MORTGAGE BACKED SECURITIES:
         380     5.50%, 2019 -- 2020 #...........................  $    375
       4,201     5.50%, 2037 (Q).................................     4,051
         380     7.09%, 2029 (L)#................................       390
                                                                   --------
                                                                      4,816
                                                                   --------
               REMIC -- PAC'S:
       1,829     5.67%, 2036 (L)#................................     1,831
                                                                   --------
                                                                      6,647
                                                                   --------
               FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 6.0%
               MORTGAGE BACKED SECURITIES:
       1,229     4.78%, 2014 #...................................     1,180
       1,588     4.98%, 2013 #...................................     1,541
       1,714     5.00%, 2019 -- 2036.............................     1,631
       3,214     5.00%, 2019 -- 2035 #...........................     3,089
         555     5.00%, 2037 (Q).................................       520
       3,133     5.50%, 2034 -- 2036.............................     3,024
       3,910     5.50%, 2034 -- 2036 #...........................     3,772
       4,570     5.50%, 2037 (Q).................................     4,407
         106     6.50%, 2013.....................................       108
       1,905     6.50%, 2036 #...................................     1,924
           7     7.00%, 2029.....................................         8
                                                                   --------
                                                                     21,204
                                                                   --------
               REMIC -- PAC'S:
         422     5.72%, 2036 (L).................................       423
                                                                   --------
                                                                     21,627
                                                                   --------
               GOVERNMENT NATIONAL MORTGAGE ASSOCIATION -- 0.6%
               MORTGAGE BACKED SECURITIES:
         634     5.00%, 2035.....................................       601
         602     5.00%, 2035 #...................................       570
         414     6.00%, 2028 -- 2035.............................       413

 PRINCIPAL                                                          MARKET
   AMOUNT                                                          VALUE (W)
------------                                                       ---------
               GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
               MORTGAGE BACKED SECURITIES -- (CONTINUED)
$         57     6.50%, 2028.....................................  $     58
          51     8.00%, 2029 -- 2030.............................        53
                                                                   --------
                                                                      1,695
                                                                   --------
               REMIC -- PAC'S:
         433     7.50%, 2035.....................................       451
                                                                   --------
                                                                      2,146
                                                                   --------
               Total U.S. government agencies
                 (cost $30,797)..................................  $ 30,420
                                                                   --------
U.S. GOVERNMENT SECURITIES -- 0.3%
               OTHER DIRECT FEDERAL OBLIGATIONS -- 0.3%
               FEDERAL HOME LOAN BANK:
       1,200     5.75%, 2012 (G)(S)..............................  $  1,224
                                                                   --------
               Total U.S. government securities
                 (cost $1,202)...................................  $  1,224
                                                                   --------
               Total long-term investments
                 (cost $308,533).................................  $352,090
                                                                   --------
SHORT-TERM INVESTMENTS -- 13.8%
               FINANCE -- 2.1%
               Abbey National Treasury Service
         695     5.29%, 10/26/2007...............................  $    695
               Aspen Funding Corp.
       1,395     5.30%, 07/25/2007...............................     1,390
               Barclays Bank plc
       1,385     5.31%, 10/19/2007...............................     1,385
               Chariot Funding LLC
       1,380     6.00%, 07/10/2007...............................     1,378
               CRC Funding LLC
       1,380     5.36%, 08/17/2007...............................     1,370
               Falcon Asset Securitization Corp.
       1,380     5.36%, 07/17/2007...............................     1,377
                                                                   --------
                                                                      7,595
                                                                   --------
               OTHER DIRECT FEDERAL OBLIGATIONS -- 0.2%
               Federal Home Loan Bank
       1,000     5.20%, 07/11/2007 (M)(S)........................       999
                                                                   --------
               REPURCHASE AGREEMENTS -- 3.1%
               Banc of America Securities Joint Repurchase
                 Agreement (maturing on 07/02/2007 in the amount
                 of $14, collateralized by U.S. Treasury Note,
                 12.00%, 2013, value of $15)
          14     4.25% dated 07/02/2007..........................        14
               Banc of America Securities TriParty Joint
                 Repurchase Agreement (maturing on 07/02/2007 in
                 the amount of $2,112, collateralized by FNMA,
                 5.00%, 2035, value of $2,153)
       2,111     5.36% dated 07/02/2007..........................     2,111

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

 PRINCIPAL                                                          MARKET
   AMOUNT                                                          VALUE (W)
------------                                                       ---------
SHORT-TERM INVESTMENTS -- (CONTINUED)
               REPURCHASE AGREEMENTS -- (CONTINUED)
               Deutsche Bank Securities TriParty Joint Repurchase
                 Agreement (maturing on 07/02/2007 in the amount
                 of $5,605, collateralized by FHLMC,
                 4.50% -- 6.50%, 2019 -- 2037, value of $5,715)
$      5,603     5.36% dated 07/02/2007..........................  $  5,603
               UBS Securities, Inc. TriParty Joint Repurchase
                 Agreement (maturing on 07/02/2007 in the amount
                 of $3,466, collateralized by FNMA,
                 4.50% -- 6.50%, 2020 -- 2037, value of $3,534)
       3,465     5.37% dated 07/02/2007..........................     3,465
                                                                   --------
                                                                     11,193
                                                                   --------
   SHARES
------------
               SECURITIES PURCHASED WITH PROCEEDS FROM SECURITY
               LENDING -- 8.4%
               CASH COLLATERAL REINVESTMENT FUND:
      30,539   Mellon GSL DBT II Collateral Fund.................    30,539
                                                                   --------
               Total short-term investments
                 (cost $50,326)..................................  $ 50,326
                                                                   --------

                Total investments
                  (cost $358,859) (C).........................  110.6%    $402,416
                Other assets and liabilities..................  (10.6)%    (38,700)
                                                                -----     --------
                Total net assets..............................  100.0%    $363,716
                                                                =====     ========

Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 44.56% of total net assets at June 30, 2007.

 (C) At June 30, 2007, the cost of securities for federal income tax purposes was $361,286 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

      Unrealized Appreciation.........................  $44,280
      Unrealized Depreciation.........................   (3,150)
                                                        -------
      Net Unrealized Appreciation.....................  $41,130
                                                        =======

  # This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.
 (A) The aggregate value of securities valued in good faith at fair value by, or under the direction of, the Funds' Board of Directors at June 30, 2007, was $79,946, which represents 21.98% of total net assets.

 (D) Currently non-income producing.

 (G) Security is partially on loan at June 30, 2007.

 (Q) The cost of securities purchased on a when-issued or delayed delivery basis at June 30, 2007 was $10,001.

 (I) Securities issued within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Pursuant to guidelines adopted by the Board of Directors, these issues are determined to be liquid. The aggregate value of these securities at June 30, 2007, was $14,985, which represents 4.12% of total net assets.

 (L) Variable rate securities; the rate reported is the coupon rate in effect at June 30, 2007.

 (M) The interest rate disclosed for these securities represents the effective yield on the date of acquisition.

 (B) All principal amounts are in U.S. dollars unless otherwise indicated.

      AUD  -- Australian Dollar
      CAD  -- Canadian dollar
      DKK  -- Danish Krone
      EUR  -- EURO
      GBP  -- British Pound
      ILS  -- Israel new shekel
      JPY  -- Japanese Yen
      PLN  -- Poland New Zloty
      SEK  -- Swedish Krona
      ZAR  -- South Africa Rand

 (S) Security pledged as initial margin deposit for open futures contracts at June 30, 2007.

     FUTURES CONTRACTS OUTSTANDING AT JUNE 30, 2007

                                                                          UNREALIZED
                                  NUMBER OF               EXPIRATION    APPRECIATION/
      DESCRIPTION                 CONTRACTS*   POSITION      MONTH      (DEPRECIATION)
      -----------                 ----------   --------   -----------   --------------
      3 Year Australian Bond         313        Short     Sept., 2007       $ (21)
      5 Year U.S. Treasury Note       39        Short     Sept., 2007          (9)
      10 Year Australian Bond         12        Long      Sept., 2007          (2)
      10 Year Canadian Bond           55        Short     Sept., 2007          (6)
      10 Year Japanese Bond            6        Short     Sept., 2007         (11)
      10 Year U.S. Treasury Bond      69        Long      Sept., 2007           7
      90 Day Euro                      7        Short     Sept., 2007          (1)
      DJ EURO                         30        Short     Sept., 2007         (39)
      Eurex EURO-BOBL                 24        Short     Sept., 2007           5
      Eurex EURO-BUND                 43        Short     Sept., 2007          13
      Eurex EURO-BUXL                 26        Long      Sept., 2007          16
      Eurex EURO-SCHATZ               10        Long      Sept., 2007          --
      FTSE 100 Index                   9        Short     Sept., 2007          (9)
      Long Gilt                        2        Long      Sept., 2007          (1)
      S&P 500 Index                   81        Short     Sept., 2007         (48)
      SPE SPI 200 Index                7        Short     Sept., 2007          10
      Topix Index                      8        Short     Sept., 2007           2
      U.S. Long Bond                  55        Short     Sept., 2007         (51)
                                                                            -----
                                                                            $(145)
                                                                            =====

     * The number of contracts does not omit 000's.

 (W) See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

 HARTFORD GLOBAL ADVISERS HLS FUND

 JUNE 30, 2007 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

        FORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING AT JUNE 30, 2007

                                                                                                                     UNREALIZED
                                                               MARKET          CONTRACT          DELIVERY          APPRECIATION/
DESCRIPTION                                                    VALUE            AMOUNT             DATE            (DEPRECIATION)
-----------                                                    ------          --------         ----------         --------------
Australian Dollar (Buy)                                       $ 8,354          $ 8,259          09/19/2007             $  95
Australian Dollar (Buy)                                           998            1,000          09/19/2007                (2)
Australian Dollar (Sell)                                        6,192            6,146          09/19/2007               (46)
Australian Dollar (Sell)                                          929              922          09/20/2007                (7)
British Pound (Sell)                                              120              120          07/05/2007                --
British Pound (Buy)                                             2,308            2,274          09/19/2007                34
British Pound (Sell)                                            4,302            4,252          09/19/2007               (50)
British Pound (Sell)                                            1,189            1,169          09/21/2007               (20)
Canadian Dollar (Buy)                                           2,059            2,058          09/19/2007                 1
Canadian Dollar (Buy)                                           3,716            3,731          09/19/2007               (15)
Canadian Dollar (Sell)                                          7,649            7,679          09/19/2007                30
Canadian Dollar (Sell)                                          1,845            1,838          09/19/2007                (7)
Chilean Peso (Buy)                                              2,213            2,212          09/20/2007                 1
Chilean Peso (Buy)                                              2,583            2,597          09/20/2007               (14)
Chilean Peso (Sell)                                               683              683          09/20/2007                --
Chilean Peso (Sell)                                             1,713            1,700          09/20/2007               (13)
Chinese Yuan Renminbi (Buy)                                     2,903            2,899          06/18/2008                 4
Czech Republic Koruna (Buy)                                       893              889          09/19/2007                 4
Czech Republic Koruna (Sell)                                      757              766          09/19/2007                 9
Czech Republic Koruna (Sell)                                      450              447          09/19/2007                (3)
Danish Krone (Sell)                                               774              774          09/19/2007                --
Euro (Buy)                                                      1,390            1,381          07/02/2007                 9
Euro (Buy)                                                      1,151            1,151          07/03/2007                --
Euro (Buy)                                                     38,715           38,380          09/19/2007               335
Euro (Buy)                                                        278              278          09/19/2007                --
Euro (Sell)                                                       692              693          09/19/2007                 1
Euro (Sell)                                                    64,663           64,078          09/19/2007              (585)
Euro (Sell)                                                     1,808            1,783          09/21/2007               (25)
Hungarian Forint (Buy)                                            182              174          09/19/2007                 8
Hungarian Forint (Sell)                                           182              173          09/19/2007                (9)
Israeli Shekel (Buy)                                              128              130          09/19/2007                (2)
Israeli Shekel (Sell)                                              48               49          09/19/2007                 1
Israeli Shekel (Sell)                                             621              620          09/19/2007                (1)
Japanese Yen (Sell)                                               579              581          07/02/2007                 2
Japanese Yen (Sell)                                             1,158            1,174          09/13/2007                16
Japanese Yen (Buy)                                                960              957          09/19/2007                 3
Japanese Yen (Buy)                                              3,059            3,104          09/19/2007               (45)
Japanese Yen (Sell)                                             6,269            6,345          09/19/2007                76
Malaysian Ringgit (Buy)                                           998              994          09/19/2007                 4
Malaysian Ringgit (Buy)                                           963              968          09/19/2007                (5)
Mexican Peso (Buy)                                                416              412          09/19/2007                 4
Mexican Peso (Buy)                                                972              980          09/19/2007                (8)
Mexican Peso (Sell)                                               491              493          09/19/2007                 2
Mexican Peso (Sell)                                               897              885          09/19/2007               (12)
New Zealand Dollar (Buy)                                        3,198            3,139          09/19/2007                59
New Zealand Dollar (Buy)                                          295              296          09/19/2007                (1)
New Zealand Dollar (Sell)                                         115              115          09/19/2007                --
New Zealand Dollar (Sell)                                       3,512            3,411          09/19/2007              (101)
Norwegian Krone (Buy)                                           7,939            7,788          09/19/2007               151
Norwegian Krone (Sell)                                          4,593            4,497          09/19/2007               (96)
Poland zloty (Buy)                                                851              833          09/19/2007                18
Poland zloty (Sell)                                               980              969          09/19/2007               (11)
South Korean Won (Buy)                                          2,799            2,780          09/19/2007                19
South Korean Won (Sell)                                         3,701            3,682          09/19/2007               (19)
Singapore Dollar (Buy)                                            467              464          09/19/2007                 3

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

                                                                                                                     UNREALIZED
                                                               MARKET          CONTRACT          DELIVERY          APPRECIATION/
DESCRIPTION                                                    VALUE            AMOUNT             DATE            (DEPRECIATION)
-----------                                                    ------          --------         ----------         --------------
Singapore Dollar (Sell)                                       $   949          $   951          09/19/2007             $   2
Singapore Dollar (Sell)                                           779              777          09/19/2007                (2)
South African Rand (Buy)                                          553              546          09/19/2007                 7
South African Rand (Buy)                                            3                3          09/19/2007                --
South African Rand (Sell)                                         959              937          09/19/2007               (22)
Swedish Krona (Buy)                                             2,661            2,627          09/19/2007                34
Swedish Krona (Sell)                                            3,211            3,167          09/19/2007               (44)
Swiss Franc (Buy)                                                 597              594          09/19/2007                 3
Swiss Franc (Buy)                                               2,122            2,128          09/19/2007                (6)
Swiss Franc (Sell)                                              5,305            5,269          09/19/2007               (36)
Swiss Franc (Buy)                                                 697              693          09/20/2007                 4
Swiss Franc (Sell)                                                834              834          09/20/2007                --
                                                                                                                       -----
                                                                                                                       $(268)
                                                                                                                       -----

                   FORWARD BONDS OUTSTANDING AT JUNE 30, 2007

                                                                                                                     UNREALIZED
                                                                MARKET     CONTRACT     DELIVERY      MATURITY     APPRECIATION/
DESCRIPTION                                      TRANSACTION     VALUE      AMOUNT        DATE          DATE       (DEPRECIATION)
-----------                                      -----------    ------     --------    ----------    ----------    --------------
Australian Government, 5.25%                        Sell        $   521    $   522     08/28/2007    03/15/2019        $   1
Canadian Government, 4.00%                          Sell          4,141      4,148     08/13/2007    06/01/2016            7
Canadian Government, 4.50%                          Buy             831        837     08/13/2007    06/01/2015           (6)
Canadian Government, 5.25%                          Sell         11,629     11,635     08/13/2007    06/01/2012            6
Canadian Government, 5.75%                          Sell          3,379      3,446     08/13/2007    06/01/2033           67
Deutscheland Bundesrepublic, 3.75%                  Buy          12,742     12,586     08/28/2007    01/04/2017          156
Deutscheland Bundesrepublic, 4.00%                  Buy           4,279      4,183     08/23/2007    01/04/2037           96
Deutscheland Bundesrepublic, 5.00%                  Buy          11,027     10,891     08/28/2007    01/04/2012          136
Deutscheland Bundesrepublic, 5.50%                  Buy             345        335     08/28/2007    01/04/2031           10
Federal Republic of Germany
  Bundesobligation, 3.25%                           Sell         16,460     16,263     07/26/2007    04/17/2009         (197)
French Treasury Note, 3.50%                         Buy           7,241      7,169     08/28/2007    07/12/2011           72
Japan Government Year Bond, 1.60%                   Buy           2,814      2,892     07/11/2007    06/20/2008          (78)
Japanese Government CPI Linked, 1.00%               Buy           3,342      3,403     07/10/2007    06/10/2016           61)
Japanese Government, 1.20%                          Buy           2,692      2,720     08/07/2007    09/20/2011           28)
Japanese Government, 1.40%                          Buy           7,826      8,027     08/07/2007    12/20/2015         (201)
Japanese Government, 1.50%                          Buy           4,757      4,793     08/07/2007    03/20/2014          (36)
Japanese Government, 1.70%                          Sell            974        978     08/07/2007    09/20/2016            4
Japanese Government, 1.90%                          Sell          3,226      3,268     08/07/2007    06/20/2016           42
Japanese Government, 2.10%                          Buy             806        834     07/11/2007    09/20/2025          (28)
Poland Zloty Forward, 4.75%                         Sell            998        989     07/24/2007    04/25/2012           (9)
U.S. Treasury, 3.50%                                Sell          6,182      6,192     07/31/2007    01/15/2011           10
U.S. Treasury, 4.38%                                Buy              95         94     07/27/2007    08/15/2012            1
U.S. Treasury, 4.50%                                Buy           9,115      9,000     07/27/2007    11/15/2015          115
U.S. Treasury, 4.88%                                Buy           8,374      8,361     07/27/2007    08/15/2009           13
U.S. Treasury, 4.88%                                Sell             44         44     07/20/2007    08/15/2016           --
U.S. Treasury, 5.00%                                Buy           6,158      6,151     07/31/2007    02/15/2011            7
U.S. Treasury, 5.38%                                Buy           1,725      1,700     07/27/2007    02/15/2031           25
UK Gilt Forward, 4.00%                              Buy           1,385      1,381     07/09/2007    09/07/2016            4
UK Gilt Forward, 4.25%                              Buy           2,267      2,244     07/16/2007    03/07/2036           23
UK Gilt Forward, 5.75%                              Buy          12,446     12,334     07/30/2007    12/07/2009          112
United Kingdom Treasury, 5.00%                      Buy           1,200      1,182     08/16/2007    03/07/2012           18
                                                                                                                       -----
                                                                                                                       $ 281
                                                                                                                       -----

The accompanying notes are an integral part of these financial statements.

 HARTFORD GLOBAL COMMUNICATIONS HLS FUND

 SCHEDULE OF INVESTMENTS
 JUNE 30, 2007 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                         VALUE (W)
---------                                                       ---------
 COMMON STOCK -- 93.3%
            BRAZIL -- 5.2%
     48     Brasil Telecom S.A. ADR (G).......................   $ 1,046
     23     Tele Norte Leste Participacoes S.A. ADR...........       444
                                                                 -------
                                                                   1,490
                                                                 -------
            CANADA -- 9.4%
    101     Nortel Networks Corp. (D).........................     2,429
      4     Telus Corp. ......................................       257
                                                                 -------
                                                                   2,686
                                                                 -------
            CHINA -- 2.4%
  1,148     China Telecom Corp., Ltd. (A).....................       679
                                                                 -------
            EGYPT -- 2.9%
      8     Mobinil-Egyptian Mobile Service...................       246
      9     Orascom Telecom Holding SAE GDR...................       578
                                                                 -------
                                                                     824
                                                                 -------
            FRANCE -- 8.0%
     68     France Telecom S.A. (A)(G)........................     1,861
      2     Iliad S.A. (A)....................................       206
      5     Neuf Cegtel (A)(D)(G).............................       203
                                                                 -------
                                                                   2,270
                                                                 -------
            INDONESIA -- 2.7%
     18     P.T. Telekomunikasi Indonesia ADR.................       767
                                                                 -------
            ISRAEL -- 3.4%
     11     Cellcom Israel Ltd. ..............................       280
     42     Partner Communications Co., Ltd. ADR..............       683
                                                                 -------
                                                                     963
                                                                 -------
            LUXEMBOURG -- 3.8%
     12     Millicom International Cellular S.A. (D)..........     1,091
                                                                 -------
            MOROCCO -- 0.0%
      1     Maroc Telecom (A).................................        11
                                                                 -------
            NORWAY -- 5.0%
     72     Telenor ASA (A)...................................     1,411
                                                                 -------
            RUSSIA -- 11.8%
     33     AFK Sistema GDR...................................       943
     17     Mobile Telesystems OJSC ADR.......................     1,036
     13     Vimpel-Communications ADR.........................     1,380
                                                                 -------
                                                                   3,359
                                                                 -------
            SOUTH AFRICA -- 5.4%
     87     MTN Group Ltd. (A)................................     1,177
      4     Telkom South Africa Ltd. ADR (G)..................       353
                                                                 -------
                                                                   1,530
                                                                 -------
            SPAIN -- 0.5%
      2     Telefonica S.A. ADR...............................       147
                                                                 -------
            TURKEY -- 5.2%
     89     Turkcell Iletisim Hizmetleri A.S. ADR (G).........     1,485
                                                                 -------

                                                                 MARKET
 SHARES                                                         VALUE (W)
---------                                                       ---------
            UNITED KINGDOM -- 0.7%
     48     Cable & Wireless plc (A)..........................   $   187
                                                                 -------
            UNITED STATES -- 26.9%
     25     Atlantic Tele-Network, Inc. ......................       727
     91     Comcast Corp. Class A (D).........................     2,567
     11     Leap Wireless International, Inc. (D).............       930
     14     MetroPCS Communications, Inc. (D).................       461
     32     NII Holdings, Inc. Class B (D)....................     2,584
     20     Time Warner Telecom, Inc. Class A (D).............       398
                                                                 -------
                                                                   7,667
                                                                 -------
            Total common stock
              (cost $21,063)..................................   $26,567
                                                                 -------
WARRANTS -- 3.0%
            LUXEMBOURG -- 3.0%
     42     Citigroup Global Certificate -- Bharti
            Televentures......................................   $   856
                                                                 -------
            Total warrants
              (cost $316).....................................   $   856
                                                                 -------
PREFERRED STOCK -- 3.1%
            BRAZIL -- 3.1%
     33     Telemar Norte Leste S.A. .........................   $   898
                                                                 -------
            Total preferred stock
              (cost $731).....................................   $   898
                                                                 -------
            Total long-term investments
              (cost $22,110)..................................   $28,321
                                                                 -------
PRINCIPAL
AMOUNT
---------
 SHORT-TERM INVESTMENTS -- 7.8%
            REPURCHASE AGREEMENTS -- 0.3%
            Banc of America Securities Joint Repurchase
              Agreement (maturing on 07/02/2007 rounds to $0,
              collateralized by U.S. Treasury Note, 12.00%,
              2013, value rounds to $0)
 $   --       4.25% dated 07/02/2007..........................   $    --
            Banc of America Securities TriParty Joint
              Repurchase Agreement (maturing on 07/02/2007 in
              the amount of $17, collateralized by FNMA,
              5.00%, 2035, value of $17)
     17       5.36% dated 07/02/2007..........................        17
            Deutsche Bank Securities TriParty Joint Repurchase
              Agreement (maturing on 07/02/2007 in the amount
              of $44, collateralized by FHLMC, 4.50% -- 6.50%,
              2019 -- 2037, value of $45)
     44       5.36% dated 07/02/2007..........................        44

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

PRINCIPAL                                                        MARKET
 AMOUNT                                                         VALUE (W)
---------                                                       ---------
SHORT-TERM INVESTMENTS -- (CONTINUED)
            REPURCHASE AGREEMENTS -- (CONTINUED)
            UBS Securities, Inc. TriParty Joint Repurchase
              Agreement (maturing on 07/02/2007 in the amount
              of $27, collateralized by FNMA, 4.50% -- 6.50%,
              2020 -- 2037, value of $28)
 $   27       5.37% dated 07/02/2007..........................   $    27
                                                                 -------
                                                                      88
                                                                 -------
SHARES
---------
            SECURITIES PURCHASED WITH PROCEEDS FROM SECURITY
            LENDING -- 7.5%
            CASH COLLATERAL REINVESTMENT FUND:
  2,124     BNY Institutional Cash Reserve Fund...............     2,124
                                                                 -------
            Total short-term investments
              (cost $2,212)...................................   $ 2,212
                                                                 -------

            Total investments
              (cost $24,322) (C)..............................  107.2%    $30,533
            Other assets and liabilities......................   (7.2)%    (2,060)
                                                                -----     -------
            Total net assets..................................  100.0%    $28,473
                                                                =====     =======

Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 72.54% of total net assets at June 30, 2007.

 (C) At June 30, 2007, the cost of securities for federal income tax purposes was $24,355 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

      Unrealized Appreciation..........................  $6,522
      Unrealized Depreciation..........................    (344)
                                                         ------
      Net Unrealized Appreciation......................  $6,178
                                                         ======

 (A) The aggregate value of securities valued in good faith at fair value by, or under the direction of, the Funds' Board of Directors at June 30, 2007, was $5,735, which represents 20.14% of total net assets.

 (D) Currently non-income producing.

 (G) Security is partially on loan at June 30, 2007.

 (W) See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

 HARTFORD GLOBAL FINANCIAL SERVICES HLS FUND

 SCHEDULE OF INVESTMENTS
 JUNE 30, 2007 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                         VALUE (W)
---------                                                       ---------
 COMMON STOCK -- 99.1%
            AUSTRALIA -- 2.3%
     37     Westpac Banking Corp. (A).........................   $   796
                                                                 -------
            BRAZIL -- 1.4%
     12     Banco Itau Holding................................       511
                                                                 -------
            CANADA -- 5.8%
     16     Bank of Montreal..................................     1,008
      4     Canadian Imperial Bank of Commerce................       360
     21     Canadian Western Bank.............................       556
      5     Gluskin Sheff Associates, Inc. ...................       125
                                                                 -------
                                                                   2,049
                                                                 -------
            FRANCE -- 1.5%
     31     Fimatex S.A. (A)(D)...............................       546
                                                                 -------
            GERMANY -- 4.3%
      8     Muenchener Rueckversicherungs-Gesellschaft AG
              (A).............................................     1,521
                                                                 -------
            ITALY -- 5.9%
    117     Intesa Sanpaolo (A)...............................       873
    138     UniCredito Italiano S.p.A. (A)....................     1,230
                                                                 -------
                                                                   2,103
                                                                 -------
            LIECHTENSTEIN -- 1.1%
      2     Verwalt & Privat-Bank AG..........................       401
                                                                 -------
            NETHERLANDS -- 6.1%
     36     Aegon N.V. (A)....................................       700
     30     ING Groep N.V. (A)................................     1,318
      6     SNS Reaal (A).....................................       129
                                                                 -------
                                                                   2,147
                                                                 -------
            NORWAY -- 1.0%
     29     Sparebanken Midt-Norge............................       346
                                                                 -------
            SWITZERLAND -- 14.7%
     15     Credit Suisse Group (A)...........................     1,041
     25     Julius Baer Holding Ltd. (A)......................     1,773
      1     Swiss Life Holding (A)............................       353
     34     UBS Ag (A)........................................     2,016
                                                                 -------
                                                                   5,183
                                                                 -------
            UNITED KINGDOM -- 13.3%
    183     Aberdeen Asset Management plc (A).................       717
     98     Amvescap plc (A)..................................     1,267
     44     Kensington Group plc (A)..........................       407
    238     Old Mutual plc (A)................................       802
     51     Paragon Group Companies plc (A)...................       503
     78     Royal Bank of Scotland Group plc (A)..............       991
                                                                 -------
                                                                   4,687
                                                                 -------
            UNITED STATES -- 41.7%
     11     ACE Ltd. .........................................       700
      2     Alleghany Corp. (D)...............................       830

                                                                 MARKET
 SHARES                                                         VALUE (W)
---------                                                       ---------
            UNITED STATES -- (CONTINUED)
     33     Bank of America Corp. ............................   $ 1,589
     13     Capital One Financial Corp. (G)...................     1,034
     33     Citigroup, Inc. ..................................     1,705
     24     Citizens Republic Bancorp, Inc. ..................       432
      8     Comerica, Inc. ...................................       458
     19     Commerce Bancorp, Inc. (G)........................       688
     14     Countrywide Financial Corp........................       516
     37     E*Trade Financial Corp. (D).......................       820
     14     MBIA, Inc. (G)....................................       865
     20     PNC Financial Services Group, Inc. ...............     1,446
     12     Reinsurance Group of America, Inc. ...............       747
     12     Signature Bank (D)................................       409
     15     State Street Corp. ...............................     1,005
     48     Sterling Financial Corp. (G)......................       504
     19     Unum Group........................................       499
     12     Webster Financial Corp. ..........................       503
                                                                 -------
                                                                  14,750
                                                                 -------
            Total common stock
              (cost $29,756)..................................   $35,040
                                                                 -------
PRINCIPAL
AMOUNT
---------
 SHORT-TERM INVESTMENTS -- 9.7%
            REPURCHASE AGREEMENTS -- 0.8%
            Banc of America Securities Joint Repurchase
              Agreement (maturing on 07/02/2007 rounding to
              $0, collateralized by U.S. Treasury Note,
              12.00%, 2013, value of $0)
 $   --       4.25% dated 07/02/2007..........................   $    --
            Banc of America Securities TriParty Joint
              Repurchase Agreement (maturing on 07/02/2007 in
              the amount of $50, collateralized by FNMA,
              5.00%, 2035, value of $51)
     50       5.36% dated 07/02/2007..........................        50
            Deutsche Bank Securities TriParty Joint Repurchase
              Agreement (maturing on 07/02/2007 in the amount
              of $132, collateralized by FHLMC,
              4.50% -- 6.50%, 2019 -- 2037, value of $135)
    132       5.36% dated 07/02/2007..........................       132
            UBS Securities, Inc. TriParty Joint Repurchase
              Agreement (maturing on 07/02/2007 in the amount
              of $82, collateralized by FNMA, 4.50% -- 6.50%,
              2020 -- 2037, value of $83)
     82       5.37% dated 07/02/2007..........................        82
                                                                 -------
                                                                     264
                                                                 -------

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

                                                                MARKET
SHARES                                                          VALUE (W)
---------                                                       ---------
SHORT-TERM INVESTMENTS -- (CONTINUED)
            SECURITIES PURCHASED WITH PROCEEDS FROM SECURITY
            LENDING -- 8.9%
            CASH COLLATERAL REINVESTMENT FUND:
  3,157     Mellon GSL DBT II Collateral Fund.................   $ 3,157
                                                                 -------
            Total short-term investments
              (cost $3,421)...................................   $ 3,421
                                                                 -------

            Total investments
              (cost $33,177) (C)..............................  108.8%    $ 38,461
            Other assets and liabilities......................   (8.8)%     (3,100)
                                                                -----     --------
            Total net assets..................................  100.0%    $ 35,361
                                                                =====     ========

Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 57.38% of total net assets at June 30, 2007.

 (C) At June 30, 2007, the cost of securities for federal income tax purposes was $33,254 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

      Unrealized Appreciation..........................  $5,856
      Unrealized Depreciation..........................    (649)
                                                         ------
      Net Unrealized Appreciation......................  $5,207
                                                         ======

 (A) The aggregate value of securities valued in good faith at fair value by, or under the direction of, the Funds' Board of Directors at June 30, 2007, was $16,983, which represents 48.03% of total net assets.

 (D) Currently non-income producing.

 (G) Security is partially on loan at June 30, 2007.

 (W) See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

 HARTFORD GLOBAL GROWTH HLS FUND (PRIOR TO JULY 27, 2007, THE FUND WAS KNOWN AS HARTFORD GLOBAL LEADERS HLS FUND)

 SCHEDULE OF INVESTMENTS
 JUNE 30, 2007 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                  MARKET
 SHARES                                                         VALUE (W)
---------                                                       ----------
 COMMON STOCK -- 98.8%
            BASIC MATERIALS -- 5.6%
     334    Cameco Corp. (G)..................................  $   16,932
     401    Companhia Vale do Rio Doce ADR....................      17,865
     179    Henkel KGaA Vorzug (A)............................       9,437
      97    Praxair, Inc. (G).................................       6,997
     322    Xstrata plc (A)...................................      19,191
                                                                ----------
                                                                    70,422
                                                                ----------
            CAPITAL GOODS -- 4.3%
      97    Alstom RGPT (A)(D)(G).............................      16,246
     242    Boeing Co. .......................................      23,300
     386    Gamesa Corporacion Tecnologica S.A. (A)(G)........      13,974
                                                                ----------
                                                                    53,520
                                                                ----------
            CONSUMER CYCLICAL -- 7.9%
     323    Arcandor AG (D)(G)................................      10,946
   4,330    China Communications Construction Co., Ltd.
              (A)(G)..........................................       7,759
     120    Hyundai Motor Co., Ltd. (A).......................       9,491
     220    LG Electronics, Inc. (A)(D).......................      18,167
      68    Nintendo Co., Ltd. (A)(G).........................      24,664
      54    Pinault-Printemps-Redoute S.A. (A)(G).............       9,345
   2,183    Tesco plc (A).....................................      18,265
                                                                ----------
                                                                    98,637
                                                                ----------
            CONSUMER STAPLES -- 4.9%
       3    Japan Tobacco, Inc. (A)...........................      13,373
      34    Nestle S.A. (A)...................................      12,957
     403    Reckitt Benckiser plc (A).........................      22,057
     250    Royal Numico N.V. (A)(G)..........................      12,965
                                                                ----------
                                                                    61,352
                                                                ----------
            ENERGY -- 6.2%
     133    Diamond Offshore Drilling, Inc. (G)...............      13,477
     135    Noble Corp. ......................................      13,204
     370    Schlumberger Ltd. ................................      31,402
     211    Suncor Energy, Inc. ..............................      19,017
                                                                ----------
                                                                    77,100
                                                                ----------
            FINANCE -- 13.6%
   1,529    Amvescap plc (A)..................................      19,707
   3,549    China Merchants Bank Co., Ltd. (A)(G).............      10,808
     173    Deutsche Boerse AG (A)(G).........................      19,646
     204    Erste Bank Der Oesterreichischen Sparkassen AG
              (A)(G)..........................................      15,879
      84    Goldman Sachs Group, Inc. ........................      18,250
     275    Julius Baer Holding Ltd. (A)......................      19,703
   2,092    Man Group plc (A).................................      25,451
     185    National Bank of Greece (A).......................      10,532
      58    ORIX Corp. (A)....................................      15,156
     471    Sumitomo Realty & Development Co., Ltd. (A)(G)....      15,339
                                                                ----------
                                                                   170,471
                                                                ----------
            HEALTH CARE -- 13.7%
     150    Celgene Corp. (D)(G)..............................       8,622
   1,197    Elan Corp. plc ADR (D)............................      26,244

                                                                  MARKET
 SHARES                                                         VALUE (W)
---------                                                       ----------
            HEALTH CARE -- (CONTINUED)
     231    Eli Lilly & Co. ..................................  $   12,880
     374    Gilead Sciences, Inc. (D).........................      14,508
     379    Monsanto Co. .....................................      25,584
     794    Schering-Plough Corp. ............................      24,172
     630    St. Jude Medical, Inc. (D)........................      26,118
     359    Wyeth.............................................      20,597
     142    Zimmer Holdings, Inc. (D).........................      12,029
                                                                ----------
                                                                   170,754
                                                                ----------
            SERVICES -- 5.9%
     123    Accor S.A. (A)(G).................................      10,892
     939    Comcast Corp. Class A (D)(G)......................      26,392
     271    Focus Media Holding Ltd. ADR (D)(G)...............      13,685
     293    Las Vegas Sands Corp. (D)(G)......................      22,344
                                                                ----------
                                                                    73,313
                                                                ----------
            TECHNOLOGY -- 31.7%
     854    ABB Ltd. (A)......................................      19,261
     688    Activision, Inc. (D)..............................      12,840
     290    Adobe Systems, Inc. (D)...........................      11,651
     260    Akamai Technologies, Inc. (D)(G)..................      12,627
     197    America Movil S.A.B. de C.V. ADR..................      12,200
     530    American Tower Corp. Class A (D)..................      22,244
     153    Apple, Inc. (D)(G)................................      18,672
     470    ASML Holding N.V. (A)(D)..........................      12,926
     700    Cisco Systems, Inc. (D)...........................      19,484
     995    Corning, Inc. (D).................................      25,420
     221    Danaher Corp. (G).................................      16,663
     520    Electronic Arts, Inc. (D)(G)......................      24,587
     734    EMC Corp. (D).....................................      13,280
      71    Google, Inc. (D)..................................      37,369
     284    Hewlett-Packard Co. ..............................      12,677
   2,102    Hon Hai Precision Industry Co., Ltd. (A)..........      18,160
     105    Millicom International Cellular S.A. (D)..........       9,595
     671    Nokia Corp. ......................................      18,873
   1,114    Oracle Corp. (D)..................................      21,947
      18    Rakuten, Inc. (A)(G)..............................       5,949
     112    Research In Motion Ltd. (D).......................      22,299
     117    Siemens AG (A)....................................      16,902
     452    Softbank Corp. (A)(G).............................       9,738
                                                                ----------
                                                                   395,364
                                                                ----------
            TRANSPORTATION -- 2.1%
     188    General Dynamics Corp. ...........................      14,682
     297    Ryanair Holdings plc ADR (D)(G)...................      11,200
                                                                ----------
                                                                    25,882
                                                                ----------
            UTILITIES -- 2.9%
     317    Suntech Power Holdings Co., Ltd. ADR (D)(G).......      11,543
      --    Veolia Environment Rights (G).....................          --
     308    Veolia Environment S.A. (G).......................      24,181
                                                                ----------
                                                                    35,724
                                                                ----------
            Total common stock
              (cost $976,742).................................  $1,232,539
                                                                ----------

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

PRINCIPAL                                                         MARKET
 AMOUNT                                                         VALUE (W)
---------                                                       ----------
 SHORT-TERM INVESTMENTS -- 19.1%
            REPURCHASE AGREEMENTS -- 0.6%
            Banc of America Securities Joint Repurchase
              Agreement (maturing on 07/02/2007 in the amount
              of $9, collateralized by U.S. Treasury Note,
              12.00%, 2013, value of $9)
$      9      4.25% dated 07/02/2007..........................  $        9
            Banc of America Securities TriParty Joint
              Repurchase Agreement (maturing on 07/02/2007 in
              the amount of $1,316, collateralized by FNMA,
              5.00%, 2035, value of $1,342)
   1,316      5.36% dated 07/02/2007..........................       1,316
            Deutsche Bank Securities TriParty Joint Repurchase
              Agreement (maturing on 07/02/2007 in the amount
              of $3,493, collateralized by FHLMC,
              4.50% -- 6.50%, 2019 -- 2037, value of $3,561)
   3,491      5.36% dated 07/02/2007..........................       3,491
            UBS Securities, Inc. TriParty Joint Repurchase
              Agreement (maturing on 07/02/2007 in the amount
              of $2,160, collateralized by FNMA,
              4.50% -- 6.50%, 2020 -- 2037, value of $2,202)
   2,159      5.37% dated 07/02/2007..........................       2,159
                                                                ----------
                                                                     6,975
                                                                ----------
 SHARES
---------
            SECURITIES PURCHASED WITH PROCEEDS FROM SECURITY
            LENDING -- 18.5%
            CASH COLLATERAL REINVESTMENT FUND:
 231,437    Navigator Prime Portfolio.........................     231,437
                                                                ----------
            Total short-term investments
              (cost $238,412).................................  $  238,412
                                                                ----------

            Total investments
              (cost $1,215,154) (C)...........................  117.9%    $1,470,951
            Other assets and liabilities......................  (17.9)%     (222,886)
                                                                -----     ----------
            Total net assets..................................  100.0%    $1,248,065
                                                                =====     ==========

Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 52.47% of total net assets at June 30, 2007.

  (C) At June 30, 2007, the cost of securities for federal income tax purposes was $1,227,499 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

      Unrealized Appreciation........................  $249,614
      Unrealized Depreciation........................    (6,162)
                                                       --------
      Net Unrealized Appreciation....................  $243,452
                                                       ========

  (A) The aggregate value of securities valued in good faith at fair value by, or under the direction of, the Funds' Board of Directors at June 30, 2007, was $453,940, which represents 36.37% of total net assets.

  (D) Currently non-income producing.

  (G) Security is partially on loan at June 30, 2007.

  (W) See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

      FORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING AT JUNE 30, 2007

                                                             UNREALIZED
                             MARKET   CONTRACT   DELIVERY  APPRECIATION/
           DESCRIPTION       VALUE     AMOUNT      DATE    (DEPRECIATION)
           -----------       ------   --------   --------  --------------
      British Pound (Sell)   $ 683     $  680    07/03/07       $(3)
      British Pound (Sell)   2,619      2,618    07/05/07        (1)
      Euro (Buy)             6,882      6,882    07/03/07        --
      Japanese Yen (Sell)    2,786      2,800    07/02/07        14
                                                                ---
                                                                $10
                                                                ===

The accompanying notes are an integral part of these financial statements.

 HARTFORD GLOBAL HEALTH HLS FUND

 SCHEDULE OF INVESTMENTS
 JUNE 30, 2007 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                         VALUE (W)
---------                                                       ---------
 COMMON STOCK -- 99.2%
            AGENCIES, BROKERAGES, OTHER INSURANCE ACT. -- 0.6%
      33    Medco Health Solutions, Inc. (D)..................  $  2,574
                                                                --------
            DRUGS & DRUGGISTS SUNDRIES WHOLESALERS -- 5.4%
     119    Cardinal Health, Inc. ............................     8,385
     248    McKesson Corp. ...................................    14,779
                                                                --------
                                                                  23,164
                                                                --------
            GENERAL MEDICAL AND SURGICAL HOSPITALS -- 1.0%
      72    Universal Health Services, Inc. Class B...........     4,440
                                                                --------
            HEALTH AND PERSONAL CARE STORES -- 2.3%
      97    Longs Drug Stores Corp. ..........................     5,089
     112    Rite Aid Corp. (D)(G).............................       713
      96    Walgreen Co. .....................................     4,188
                                                                --------
                                                                   9,990
                                                                --------
            INSURANCE CARRIERS -- 8.7%
     186    Cigna Corp. ......................................     9,713
     167    Health Net, Inc. (D)..............................     8,823
     205    UnitedHealth Group, Inc. .........................    10,498
     106    Wellpoint, Inc. (D)...............................     8,470
                                                                --------
                                                                  37,504
                                                                --------
            MEDICAL EQUIPMENT & SUPPLIES MANUFACTURING -- 5.7%
      60    Arrow International, Inc. ........................     2,278
     174    Baxter International, Inc. .......................     9,814
     253    St. Jude Medical, Inc. (D)........................    10,497
      17    Synthes Inc. (A)..................................     2,031
                                                                --------
                                                                  24,620
                                                                --------
            NAVIGATE, MEASURE, CONTROL INSTRUMENTS -- 7.6%
     128    Beckman Coulter, Inc. (G).........................     8,260
     470    Medtronic, Inc. ..................................    24,395
                                                                --------
                                                                  32,655
                                                                --------
            PHARMACEUTICAL & MEDICINE MANUFACTURING -- 58.5%
     472    Abbott Laboratories...............................    25,292
      61    Amgen, Inc. (D)...................................     3,345
     216    Amylin Pharmaceuticals, Inc. (D)(G)...............     8,891
     267    Astellas Pharma, Inc. (A).........................    11,631
     196    AstraZeneca plc ADR...............................    10,477
     130    AtheroGenics, Inc. (D)(G).........................       278
     107    Barr Pharmaceuticals, Inc. (D)....................     5,380
     397    Bristol-Myers Squibb Co. .........................    12,532
     130    Cephalon, Inc. (D)................................    10,467
     447    Cytokinetics, Inc. (D)............................     2,523
     459    Daiichi Sankyo Co., Ltd. (A)......................    12,181
     255    Eisai Co., Ltd. (A)...............................    11,148
     458    Elan Corp. plc ADR (D)............................    10,050
     159    Eli Lilly & Co. ..................................     8,863
     122    Forest Laboratories, Inc. (D).....................     5,551
     262    Gilead Sciences, Inc. (D)(G)......................    10,173
      91    H. Lundbeck A/S (A)...............................     2,298
      88    Hospira, Inc. (D).................................     3,443
      74    Ipsen (A)(G)......................................     3,818
     110    Laboratorios Almiral S.A. (D).....................     2,179

                                                                 MARKET
 SHARES                                                         VALUE (W)
---------                                                       ---------
            PHARMACEUTICAL & MEDICINE MANUFACTURING -- (CONTINUED)
      98    Merck & Co., Inc. ................................  $  4,890
     429    MGI Pharma, Inc. (D)..............................     9,597
     107    NPS Pharmaceuticals, Inc. (D).....................       443
     154    Pharmion Corp. (D)................................     4,450
     224    Progenics Pharmaceuticals, Inc. (D)...............     4,827
     336    Sanofi-Aventis S.A. ADR...........................    13,532
     767    Schering-Plough Corp. ............................    23,357
     623    Shionogi & Co., Ltd. (A)..........................    10,155
     147    Teva Pharmaceutical Industries Ltd. ADR...........     6,080
     157    UCB S.A. (A)......................................     9,261
     146    Vertex Pharmaceuticals, Inc. (D)(G)...............     4,155
                                                                --------
                                                                 251,267
                                                                --------
            PROFESSIONAL SERVICES -- COMPUTER SYSTEM DESIGN AND
            RELATED -- 1.2%
     152    IMS Health, Inc. .................................     4,877
                                                                --------
            SCIENTIFIC RESEARCH & DEVELOPMENT SERVICES -- 8.2%
      17    American Oriental Bioengineering, Inc. (D)........       155
     261    Applera Corp. -- Celera Group (D).................     3,239
     725    Ciphergen Biosystems, Inc. (D)....................       704
     235    CV Therapeutics, Inc. (D)(G)......................     3,099
     299    Exelixis, Inc. (D)................................     3,614
     357    Human Genome Sciences, Inc. (D)(G)................     3,187
     276    Incyte Corp. (D)..................................     1,658
     222    Medicines Co. (D).................................     3,908
     847    Millennium Pharmaceuticals, Inc. (D)(G)...........     8,953
     134    Regeneron Pharmaceuticals, Inc. (D)...............     2,408
     298    Zymogenetics, Inc. (D)(G).........................     4,358
                                                                --------
                                                                  35,283
                                                                --------
            Total common stock
              (cost $362,598).................................  $426,374
                                                                --------
PRINCIPAL
 AMOUNT
---------
 SHORT-TERM INVESTMENTS -- 10.4%
            REPURCHASE AGREEMENTS -- 0.7%
            Banc of America Securities Joint Repurchase
              Agreement (maturing on 07/02/2007 in the amount
              of $4, collateralized by U.S. Treasury Note,
              12.00%, 2013, value of $4)
 $     4      4.25% dated 07/02/2007..........................  $      4
            Banc of America Securities TriParty Joint
              Repurchase Agreement (maturing on 07/02/2007 in
              the amount of $583, collateralized by FNMA,
              5.00%, 2035, value of $595)
     583      5.36% dated 07/02/2007..........................       583
            Deutsche Bank Securities TriParty Joint Repurchase
              Agreement (maturing on 07/02/2007 in the amount
              of $1,548, collateralized by FHLMC,
              4.50% -- 6.50%, 2019 -- 2037, value of $1,578)
   1,547      5.36% dated 07/02/2007..........................     1,547

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

PRINCIPAL                                                        MARKET
 AMOUNT                                                         VALUE (W)
---------                                                       ---------
SHORT-TERM INVESTMENTS -- (CONTINUED)
            REPURCHASE AGREEMENTS -- (CONTINUED)
            UBS Securities, Inc. TriParty Joint Repurchase
              Agreement (maturing on 07/02/2007 in the amount
              of $957, collateralized by FNMA, 4.50% -- 6.50%,
              2020 -- 2037, value of $976)
 $   957      5.37% dated 07/02/2007..........................  $    957
                                                                --------
                                                                   3,091
                                                                --------
 SHARES
---------
            SECURITIES PURCHASED WITH PROCEEDS FROM SECURITY
            LENDING -- 9.7%
            CASH COLLATERAL REINVESTMENT FUND:
  41,425    BNY Institutional Cash Reserve Fund...............    41,425
                                                                --------
            Total short-term investments
              (cost $44,516)..................................  $ 44,516
                                                                --------

            Total investments
              (cost $407,114) (C).............................  109.6%    $470,890
            Other assets and liabilities......................   (9.6)%    (41,197)
                                                                -----     --------
            Total net assets..................................  100.0%    $429,693
                                                                =====     ========

Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 23.93% of total net assets at June 30, 2007.

 (C) At June 30, 2007, the cost of securities for federal income tax purposes was $408,587 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

      Unrealized Appreciation........................  $ 74,601
      Unrealized Depreciation........................   (12,298)
                                                       --------
      Net Unrealized Appreciation....................  $ 62,303
                                                       ========

 (A) The aggregate value of securities valued in good faith at fair value by, or under the direction of, the Funds' Board of Directors at June 30, 2007, was $62,523, which represents 14.55% of total net assets.

 (D) Currently non-income producing.

 (G) Security is partially on loan at June 30, 2007.

 (W) See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

 HARTFORD GLOBAL TECHNOLOGY HLS FUND

 SCHEDULE OF INVESTMENTS
 JUNE 30, 2007 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                  MARKET
 SHARES                                                         VALUE (W)
---------                                                       ----------
 COMMON STOCK -- 98.4%
            ACTIVITIES RELATED TO CREDIT BANKING -- 1.8%
     125    Western Union Co. ................................  $    2,599
                                                                ----------
            AUDIO AND VIDEO EQUIPMENT -- 1.2%
      35    Sony Corp. (A)....................................       1,802
                                                                ----------
            BUSINESS SUPPORT SERVICES -- 1.0%
      58    Iron Mountain, Inc. (D)(G)........................       1,505
                                                                ----------
            COMMUNICATIONS EQUIPMENT -- 13.4%
      81    Cisco Systems, Inc. (D)...........................       2,256
     220    Nokia Corp. ......................................       6,181
      89    Polycom, Inc. (D)(G)..............................       2,984
      89    Qualcomm, Inc. ...................................       3,879
      17    Research In Motion Ltd. ADR (D)...................       3,440
      31    Telefonaktiebolaget LM Ericsson ADR (G)...........       1,224
                                                                ----------
                                                                    19,964
                                                                ----------
            COMPUTER AND PERIPHERAL -- 24.0%
      77    Apple, Inc. (D)...................................       9,373
      54    Dell, Inc. (D)....................................       1,533
     160    EMC Corp. (D).....................................       2,891
     195    Hewlett-Packard Co. ..............................       8,705
     789    Hon Hai Precision Industry Co., Ltd. (A)..........       6,815
      61    International Business Machines Corp. ............       6,462
                                                                ----------
                                                                    35,779
                                                                ----------
            ELECTRICAL EQUIPMENT MANUFACTURING -- COMPONENT OTHER -- 3.3%
     194    Corning, Inc. (D).................................       4,957
                                                                ----------
            EMPLOYMENT SERVICES -- 4.2%
      33    Manpower, Inc. ...................................       3,053
      88    Robert Half International, Inc. ..................       3,194
                                                                ----------
                                                                     6,247
                                                                ----------
            INDUSTRIAL MACHINERY MANUFACTURING -- 5.6%
      46    KLA-Tencor Corp. (G)..............................       2,544
     113    Lam Research Corp. (D)(G).........................       5,819
                                                                ----------
                                                                     8,363
                                                                ----------
            INTERNET PUBLISHING AND BROADCASTING -- 1.0%
      17    Equinix, Inc. (D)(G)..............................       1,546
                                                                ----------
            MANAGEMENT, SCIENTIFIC, AND TECHNICAL CONSULTING
            SERVICES -- 3.0%
      65    Accenture Ltd. Class A............................       2,796
      42    Monster Worldwide, Inc. (D).......................       1,706
                                                                ----------
                                                                     4,502
                                                                ----------
            ON LINE INFORMATION SERVICES -- 6.4%
      18    Google, Inc. (D)..................................       9,525
                                                                ----------

                                                                  MARKET
 SHARES                                                         VALUE (W)
---------                                                       ----------
            PROFESSIONAL SERVICES -- ACCOUNTING, TAX PREP, PAYROLL -- 1.8%
      70    Paychex, Inc. ....................................  $    2,719
                                                                ----------
            PROFESSIONAL SERVICES -- COMPUTER SYSTEM DESIGN AND
            RELATED -- 5.0%
      73    Automatic Data Processing, Inc. ..................       3,548
      33    BISYS Group, Inc. (D).............................         386
      44    DST Systems, Inc. (D)(G)..........................       3,477
                                                                ----------
                                                                     7,411
                                                                ----------
            SEMICONDUCTOR, ELECTRONIC COMPONENT MANUFACTURING -- 12.2%
      80    ASML Holding N.V. (A)(D)..........................       2,209
      15    Austriamicrosystems (A)(D)........................       1,094
     292    Intel Corp. ......................................       6,938
     108    Maxim Integrated Products, Inc. ..................       3,592
      68    S.O.I. Tec S.A. (A)(D)............................       1,437
      68    Semtech Corp. (D)(G)..............................       1,171
      96    Trident Microsystems, Inc. (D)(G).................       1,763
                                                                ----------
                                                                    18,204
                                                                ----------
            SOFTWARE PUBLISHERS -- 10.8%
     167    Activision, Inc. (D)..............................       3,120
     105    Electronic Arts, Inc. (D).........................       4,964
     147    Microsoft Corp. ..................................       4,323
      71    Oracle Corp. (D)..................................       1,396
     105    Red Hat, Inc. (D)(G)..............................       2,348
                                                                ----------
                                                                    16,151
                                                                ----------
            WHOLESALERS -- ELECTRICAL AND ELECTRONIC MERCHANDISE -- 2.7%
      49    LG Electronics, Inc. (A)(D).......................       4,036
                                                                ----------
            WIRELESS COMMUNICATIONS SERVICES -- 1.0%
     175    Sonus Networks, Inc. (D)(G).......................       1,487
                                                                ----------
            Total common stock
              (cost $121,970).................................  $  146,797
                                                                ----------
WARRANTS -- 0.8%
            OTHER PERSONAL SERVICES -- 0.8%
      20    Tata Consultancy Services Ltd. (D) (I)............  $    1,150
                                                                ----------
            Total warrants
              (cost $602).....................................       1,150
                                                                ----------
            Total long-term investments
              (cost $122,572).................................  $  147,947
                                                                ----------

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

PRINCIPAL                                                         MARKET
 AMOUNT                                                         VALUE (W)
---------                                                       ----------
 SHORT-TERM INVESTMENTS -- 16.2%
            REPURCHASE AGREEMENTS -- 1.0%
            Banc of America Securities Joint Repurchase
              Agreement (maturing on 07/02/2007 in the amount
              of $2, collateralized by U.S. Treasury Note,
              12.00%, 2013, value of $2)
 $     2      4.25% dated 07/02/2007..........................  $        2
            Banc of America Securities TriParty Joint
              Repurchase Agreement (maturing on 07/02/2007 in
              the amount of $289, collateralized by FNMA,
              5.00%, 2035, value of $294)
     289      5.36% dated 07/02/2007..........................         289
            Deutsche Bank Securities TriParty Joint Repurchase
              Agreement (maturing on 07/02/2007 in the amount
              of $766, collateralized by FHLMC,
              4.50% -- 6.50%, 2019 -- 2037, value of $781)
     766      5.36% dated 07/02/2007..........................         766
            UBS Securities, Inc. TriParty Joint Repurchase
              Agreement (maturing on 07/02/2007 in the amount
              of $474, collateralized by FNMA, 4.50% -- 6.50%,
              2020 -- 2037, value of $483)
     473      5.37% dated 07/02/2007..........................         473
                                                                ----------
                                                                     1,530
                                                                ----------
 SHARES
---------
            SECURITIES PURCHASED WITH PROCEEDS FROM SECURITY
            LENDING -- 15.2%
            CASH COLLATERAL REINVESTMENT FUND:
  22,582    BNY Institutional Cash Reserve Fund...............      22,582
                                                                ----------
            Total short-term investments
              (cost $24,112)..................................  $   24,112
                                                                ----------

            Total investments
              (cost $146,684) (C).............................   115.4%    $172,059
            Other assets and liabilities......................   (15.4)%    (22,906)
                                                                ------     --------
            Total net assets..................................   100.0%    $149,153
                                                                ======     ========

Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 19.70% of total net assets at June 30, 2007.
  (C) At June 30, 2007, the cost of securities for federal income tax purposes was $147,534 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

      Unrealized Appreciation.........................  $26,274
      Unrealized Depreciation.........................   (1,749)
                                                        -------
      Net Unrealized Appreciation.....................  $24,525
                                                        =======

 (A) The aggregate value of securities valued in good faith at fair value by, or under the direction of, the Funds' Board of Directors at June 30, 2007, was $17,393, which represents 11.66% of total net assets.
 (D) Currently non-income producing.
 (G) Security is partially on loan at June 30, 2007.
 (I) Securities issued within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Pursuant to guidelines adopted by the Board of Directors, these issues are determined to be liquid. The aggregate value of these securities at June 30, 2007, was $1,150, which represents 0.77% of total net assets.

  (W)See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

     FORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING AT JUNE 30, 2007

                                                              UNREALIZED
                             MARKET   CONTRACT   DELIVERY   APPRECIATION/
      DESCRIPTION            VALUE     AMOUNT      DATE     (DEPRECIATION)
      -----------            ------   --------   --------   --------------
      Swiss Franc (Buy)       $403      $400     07/03/07         $3
                                                                  ==

The accompanying notes are an integral part of these financial statements.

 HARTFORD GROWTH HLS FUND

 SCHEDULE OF INVESTMENTS
 JUNE 30, 2007 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                         VALUE (W)
---------                                                       ---------
 COMMON STOCK -- 100.3%
            BASIC MATERIALS -- 6.5%
     135    Agrium, Inc. .....................................  $  5,919
     205    Cameco Corp. (G)..................................    10,384
      92    Companhia Vale do Rio Doce ADR....................     4,092
      75    Freeport-McMoRan Copper & Gold, Inc. (G)..........     6,234
      47    Potash Corp. of Saskatchewan......................     3,699
     133    Vedanta Resources plc (A).........................     4,297
                                                                --------
                                                                  34,625
                                                                --------
            CAPITAL GOODS -- 6.8%
     281    ABB Ltd. ADR......................................     6,358
     130    Boeing Co. .......................................    12,488
      23    Deere & Co. ......................................     2,817
      67    Gamesa Corporacion Tecnologica S.A. (A)...........     2,418
      88    Illinois Tool Works, Inc. (G).....................     4,788
      76    International Game Technology.....................     3,003
      49    Parker-Hannifin Corp. (G).........................     4,764
                                                                --------
                                                                  36,636
                                                                --------
            CONSUMER CYCLICAL -- 5.2%
      94    Coach, Inc. (D)...................................     4,477
      96    Kohl's Corp. (D)..................................     6,822
     137    NIKE, Inc. Class B................................     8,005
     366    Staples, Inc. ....................................     8,687
                                                                --------
                                                                  27,991
                                                                --------
            CONSUMER STAPLES -- 2.3%
       1    Japan Tobacco, Inc. (A)...........................     2,859
      71    PepsiCo, Inc. ....................................     4,605
      79    Procter & Gamble Co. .............................     4,838
                                                                --------
                                                                  12,302
                                                                --------
            ENERGY -- 2.5%
      36    EOG Resources, Inc. ..............................     2,665
      67    Halliburton Co. ..................................     2,299
      80    Transocean, Inc. (D)..............................     8,510
                                                                --------
                                                                  13,474
                                                                --------
            FINANCE -- 11.1%
     190    Commerce Bancorp, Inc. (G)........................     7,011
      79    Franklin Resources, Inc. (G)......................    10,498
      21    Goldman Sachs Group, Inc. ........................     4,595
     217    Invesco plc ADR (G)...............................     5,618
     132    Nasdaq Stock Market, Inc. (D).....................     3,908
     146    State Street Corp. (G)............................     9,971
     218    UBS AG............................................    13,085
     240    Western Union Co. ................................     5,009
                                                                --------
                                                                  59,695
                                                                --------
            HEALTH CARE -- 11.5%
     132    Abbott Laboratories...............................     7,062
     203    Elan Corp. plc ADR (D)............................     4,462
      85    Gilead Sciences, Inc. (D).........................     3,305
     161    Merck & Co., Inc. ................................     7,994
      86    Monsanto Co. .....................................     5,779
     656    Schering-Plough Corp. ............................    19,977

                                                                 MARKET
 SHARES                                                         VALUE (W)
---------                                                       ---------
            HEALTH CARE -- (CONTINUED)
     133    St. Jude Medical, Inc. (D)........................  $  5,501
     133    Teva Pharmaceutical Industries Ltd. ADR...........     5,491
      75    Vertex Pharmaceuticals, Inc. (D)(G)...............     2,142
                                                                --------
                                                                  61,713
                                                                --------
            SERVICES -- 16.5%
     248    Accenture Ltd. Class A............................    10,622
     113    Apollo Group, Inc. Class A (D)....................     6,601
     198    Autodesk, Inc. (D)................................     9,320
     155    Automatic Data Processing, Inc. ..................     7,513
     271    Comcast Corp. Class A (D).........................     7,613
     178    Equifax, Inc. (D)(G)..............................     7,888
      89    Fluor Corp. (G)...................................     9,918
     145    Focus Media Holding Ltd. ADR (D)(G)...............     7,344
      62    Manpower, Inc. ...................................     5,724
      15    Starwood Hotels & Resorts.........................     1,007
      68    United Parcel Service, Inc. Class B...............     4,952
     178    Walt Disney Co. ..................................     6,065
      94    Waste Management, Inc. ...........................     3,679
                                                                --------
                                                                  88,246
                                                                --------
            TECHNOLOGY -- 35.2%
     322    Activision, Inc. (D)..............................     6,011
     156    Adobe Systems, Inc. (D)...........................     6,251
      65    Akamai Technologies, Inc. (D)(G)..................     3,175
     291    Altera Corp. (G)..................................     6,446
      65    America Movil S.A.B. de C.V. ADR..................     4,045
     115    American Tower Corp. Class A (D)..................     4,817
      70    Apple, Inc. (D)...................................     8,529
     135    AT&T, Inc. .......................................     5,582
     662    Cisco Systems, Inc. (D)...........................    18,436
     158    Danaher Corp. (G).................................    11,939
      89    Electronic Arts, Inc. (D)(G)......................     4,226
     270    EMC Corp. (D).....................................     4,890
      78    General Electric Co. .............................     2,976
      30    Google, Inc. (D)..................................    15,660
     149    Hewlett-Packard Co. ..............................     6,668
     225    Intel Corp. ......................................     5,344
      70    International Business Machines Corp. ............     7,328
     212    Linear Technology Corp. (G).......................     7,669
     122    McAfee, Inc. (D)..................................     4,284
     161    Medtronic, Inc. ..................................     8,354
      69    MetroPCS Communications, Inc. (D).................     2,293
     171    Network Appliance, Inc. (D).......................     5,003
      81    NII Holdings, Inc. Class B (D)....................     6,555
     937    Oracle Corp. (D)..................................    18,475
      51    Siemens AG........................................     7,287
     331    Symantec Corp. (D)................................     6,685
                                                                --------
                                                                 188,928
                                                                --------
            TRANSPORTATION -- 2.7%
     183    General Dynamics Corp. ...........................    14,312
                                                                --------
            Total common stock
              (cost $463,088).................................  $537,922
                                                                --------

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                         VALUE (W)
---------                                                       ---------
k
                                                                 MARKET
                                                                VALUE (W)
                                                                --------
PRINCIPAL
 AMOUNT
 -------
 SHORT-TERM INVESTMENTS -- 14.1%
            REPURCHASE AGREEMENTS -- 0.4%
            Banc of America Securities Joint Repurchase
              Agreement (maturing on 07/02/2007 in the amount
              of $3, collateralized by U.S. Treasury Note,
              12.00%, 2013, value of $3)
 $     3      4.25% dated 07/02/2007..........................  $      3
            Banc of America Securities TriParty Joint
              Repurchase Agreement (maturing on 07/02/2007 in
              the amount of $420, collateralized by FNMA,
              5.00%, 2035, value of $428)
     419      5.36% dated 07/02/2007..........................       419
            Deutsche Bank Securities TriParty Joint Repurchase
              Agreement (maturing on 07/02/2007 in the amount
              of $1,114, collateralized by FHLMC,
              4.50% -- 6.50%, 2019 -- 2037, value of $1,136)
   1,114      5.36% dated 07/02/2007..........................     1,114
            UBS Securities, Inc. TriParty Joint Repurchase
              Agreement (maturing on 07/02/2007 in the amount
              of $689, collateralized by FNMA, 4.50% -- 6.50%,
              2020 -- 2037, value of $702)
     689      5.37% dated 07/02/2007..........................       689
                                                                --------
                                                                   2,225
                                                                --------
 SHARES
---------
            SECURITIES PURCHASED WITH PROCEEDS FROM SECURITY
            LENDING -- 13.7%
            CASH COLLATERAL REINVESTMENT FUND:
  73,673    Mellon GSL DBT II Collateral Fund.................    73,673
                                                                --------
            Total short-term investments
              (cost $75,898)..................................  $ 75,898
                                                                --------

            Total investments
              (cost $538,986) (C).............................  114.4%    $613,820
            Other assets and liabilities......................  (14.4)%    (77,468)
                                                                -----     --------
            Total net assets..................................  100.0%    $536,352
                                                                =====     ========

Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 14.92% of total net assets at June 30, 2007.
  (C) At June 30, 2007, the cost of securities for federal income tax purposes was $539,281 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

      Unrealized Appreciation.........................  $79,935
      Unrealized Depreciation.........................   (5,396)
                                                        -------
      Net Unrealized Appreciation.....................  $74,539
                                                        =======

 (A) The aggregate value of securities valued in good faith at fair value by, or under the direction of, the Funds' Board of Directors at June 30, 2007, was $9,574, which represents 1.79% of total net assets.
 (D) Currently non-income producing.
 (G) Security is partially on loan at June 30, 2007.
 (W) See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

     FORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING AT JUNE 30, 2007

                                                                  UNREALIZED
                              MARKET    CONTRACT    DELIVERY    APPRECIATION/
      DESCRIPTION             VALUE      AMOUNT       DATE      (DEPRECIATION)
      -----------            --------   --------   ----------   --------------
      Euro (Buy)              $2,428     $2,428      07/03/07       $  --
                                                                    =====

The accompanying notes are an integral part of these financial statements.

 HARTFORD GROWTH OPPORTUNITIES HLS FUND

 SCHEDULE OF INVESTMENTS
 JUNE 30, 2007 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                  MARKET
 SHARES                                                         VALUE (W)
---------                                                       ----------
 COMMON STOCK -- 97.7%
            BASIC MATERIALS -- 9.9%
     429    Cameco Corp. .....................................  $   21,757
     334    Companhia Vale do Rio Doce ADR....................      14,871
     307    Freeport-McMoRan Copper & Gold, Inc. .............      25,442
     501    Jarden Corp. (D)..................................      21,562
     548    Owens-Illinois, Inc. (D)..........................      19,173
     237    Potash Corp. of Saskatchewan......................      18,487
      76    Rio Tinto plc ADR.................................      23,296
                                                                ----------
                                                                   144,588
                                                                ----------
            CAPITAL GOODS -- 1.4%
      67    Flowserve Corp. ..................................       4,776
     280    Joy Global, Inc. (G)..............................      16,344
                                                                ----------
                                                                    21,120
                                                                ----------
            CONSUMER CYCLICAL -- 11.3%
     188    Abercrombie & Fitch Co. Class A...................      13,742
     541    California Pizza Kitchen, Inc. (D)................      11,628
     321    Dick's Sporting Goods, Inc. (D)...................      18,649
     333    Dollar Tree Stores, Inc. (D)......................      14,485
     135    Foster Wheeler Ltd. (D)...........................      14,390
     361    Home Depot, Inc. .................................      14,209
     138    J. Crew Group, Inc. (D)...........................       7,464
     324    Kohl's Corp. (D)..................................      23,028
     448    Mosaic Co. (D)....................................      17,497
     502    Newell Rubbermaid, Inc. ..........................      14,777
     282    Tiffany & Co. ....................................      14,958
                                                                ----------
                                                                   164,827
                                                                ----------
            CONSUMER STAPLES -- 3.3%
     182    Bunge Ltd. Finance Corp. .........................      15,379
     768    Tyson Foods, Inc. Class A.........................      17,702
     481    Unilever N.V. NY Shares...........................      14,920
                                                                ----------
                                                                    48,001
                                                                ----------
            ENERGY -- 6.1%
     566    Chesapeake Energy Corp. ..........................      19,577
     197    ConocoPhillips Holding Co. .......................      15,433
     224    EOG Resources, Inc. ..............................      16,365
     238    Halliburton Co. ..................................       8,200
     148    Transocean, Inc. (D)..............................      15,717
     240    Ultra Petroleum Corp. (D).........................      13,280
                                                                ----------
                                                                    88,572
                                                                ----------
            FINANCE -- 3.8%
     576    Covanta Holding Corp. (D).........................      14,198
     851    Cyrela Brazil Realty S.A. ........................      10,566
     632    E*Trade Financial Corp. (D).......................      13,970
     587    Invesco plc ADR (G)...............................      15,182
      25    Nasdaq Stock Market, Inc. (D).....................         737
                                                                ----------
                                                                    54,653
                                                                ----------
            HEALTH CARE -- 19.3%
     484    Alkermes, Inc. (D)................................       7,062
     380    Amylin Pharmaceuticals, Inc. (D)(G)...............      15,633
     256    AtheroGenics, Inc. (D)(G).........................         548
     408    Auxilium Pharmaceuticals, Inc. (D)(G).............       6,510

                                                                  MARKET
 SHARES                                                         VALUE (W)
---------                                                       ----------
            HEALTH CARE -- (CONTINUED)
     288    Brookdale Senior Living, Inc. (G).................  $   13,115
     222    Cephalon, Inc. (D)(G).............................      17,814
     279    Charles River Laboratories International, Inc.
              (D).............................................      14,386
     300    Dade Behring Holdings, Inc. ......................      15,915
     546    Daiichi Sankyo Co., Ltd. (A)......................      14,489
     208    Eisai Co., Ltd. (A)...............................       9,096
     646    Elan Corp. plc ADR (D)(G).........................      14,171
     217    Eli Lilly & Co. ..................................      12,104
     251    Gilead Sciences, Inc. (D)(G)......................       9,716
     380    Kyphon, Inc. (D)(G)...............................      18,302
     166    Luxottica Group S.p.A. (A)(G).....................       6,432
     186    Medicines Co. (D).................................       3,276
     270    Merck & Co., Inc. ................................      13,431
     222    Monsanto Co. (G)..................................      14,967
     865    Schering-Plough Corp. #...........................      26,315
     707    Shionogi & Co., Ltd. (A)..........................      11,523
     447    St. Jude Medical, Inc. (D)........................      18,558
     358    Teva Pharmaceutical Industries Ltd. ADR (G).......      14,772
     113    Vertex Pharmaceuticals, Inc. (D)..................       3,233
                                                                ----------
                                                                   281,368
                                                                ----------
            SERVICES -- 10.5%
   1,182    Allied Waste Industries, Inc. (D).................      15,910
     221    Diebold, Inc. ....................................      11,530
     498    DreamWorks Animation SKG, Inc. (D)................      14,362
     314    Equifax, Inc. (D).................................      13,952
     505    Focus Media Holding Ltd. ADR (D)(G)...............      25,492
     259    KBR, Inc. (D).....................................       6,792
     205    Manpower, Inc. ...................................      18,891
     898    Net Servicos de Comunicacao S.A. (G)..............      14,851
     816    Tetra Technologies, Inc. (D)......................      17,583
     363    Waste Management, Inc. ...........................      14,167
                                                                ----------
                                                                   153,530
                                                                ----------
            TECHNOLOGY -- 29.6%
   1,547    Activision, Inc. (D)..............................      28,875
     245    Acuity Brands, Inc. ..............................      14,751
     624    Adobe Systems, Inc. (D)...........................      25,042
     236    Akamai Technologies, Inc. (D).....................      11,469
     300    American Tower Corp. Class A (D)..................      12,587
     168    Apple, Inc. (D)...................................      20,539
     286    Citrix Systems, Inc. (D)..........................       9,640
   1,010    Corning, Inc. (D).................................      25,816
     368    Electronic Arts, Inc. (D).........................      17,433
     900    EMC Corp. (D).....................................      16,297
     279    Garmin Ltd. (G)...................................      20,630
      60    Google, Inc. (D)..................................      31,455
     343    Hewlett-Packard Co. ..............................      15,287
     398    Hologic, Inc. (D)(G)..............................      21,986
      87    Leap Wireless International, Inc. (D).............       7,343
     240    McAfee, Inc. (D)..................................       8,430
     178    NII Holdings, Inc. Class B (D)....................      14,372
     486    NVIDIA Corp. (D)..................................      20,089
   1,339    O2Micro International Ltd. ADR (D)................      14,825
   1,307    Oracle Corp. (D)..................................      25,765

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

                                                                  MARKET
 SHARES                                                         VALUE (W)
---------                                                       ----------
COMMON STOCK -- (CONTINUED)
            TECHNOLOGY -- (CONTINUED)
     634    Red Hat, Inc. (D).................................  $   14,114
     116    Research In Motion Ltd. (D).......................      23,239
      11    Spreadtrum Communications, Inc. (D)...............         166
     652    VeriFone Holdings, Inc. (D)(G)....................      22,972
     268    Verint Systems, Inc. (D)..........................       8,385
                                                                ----------
                                                                   431,507
                                                                ----------
            TRANSPORTATION -- 1.3%
     239    General Dynamics Corp. ...........................      18,663
                                                                ----------
            UTILITIES -- 1.2%
     428    Suntech Power Holdings Co., Ltd. ADR (D)(G).......      15,612
      19    Veolia Environment S.A. (Q).......................       1,529
                                                                ----------
                                                                    17,141
                                                                ----------
            Total common stock
              (cost $1,148,806)...............................  $1,423,970
                                                                ----------
PRINCIPAL
 AMOUNT
---------
 SHORT-TERM INVESTMENTS -- 16.4%
            REPURCHASE AGREEMENTS -- 2.5%
            Banc of America Securities Joint Repurchase
              Agreement (maturing on 07/02/2007 in the amount
              of $47, collateralized by U.S. Treasury Note,
              12.00%, 2013, value of $48)
$     47      4.25% dated 07/02/2007..........................  $       47
            Banc of America Securities TriParty Joint
              Repurchase Agreement (maturing on 07/02/2007 in
              the amount of $6,887, collateralized by FNMA,
              5.00%, 2035, value of $7,022)
   6,884      5.36% dated 07/02/2007..........................       6,884
            Deutsche Bank Securities TriParty Joint Repurchase
              Agreement (maturing on 07/02/2007 in the amount
              of $18,277, collateralized by FHLMC,
              4.50% -- 6.50%, 2019 -- 2037, value of $18,635)
  18,269      5.36% dated 07/02/2007..........................      18,269
            UBS Securities, Inc. TriParty Joint Repurchase
              Agreement (maturing on 07/02/2007 in the amount
              of $11,302, collateralized by FNMA,
              4.50% -- 6.50%, 2020 -- 2037, value of $11,523)
  11,297      5.37% dated 07/02/2007..........................      11,297
                                                                ----------
                                                                    36,497
                                                                ----------
                                                                 MARKET
 SHARES                                                         VALUE (W)
---------                                                       ----------
            SECURITIES PURCHASED WITH PROCEEDS FROM SECURITY
            LENDING -- 13.9%
            CASH COLLATERAL REINVESTMENT FUND:
 201,465    BNY Institutional Cash Reserve Fund...............  $  201,465
                                                                ----------
            Total short-term investments
              (cost $237,962).................................  $  237,962
                                                                ----------

            Total investments
              (cost $1,386,768) (C)...........................  114.1%   $1,661,932
            Other assets and liabilities......................  (14.1)%    (204,737)
                                                                -----    ----------
            Total net assets..................................  100.0%   $1,457,195
                                                                =====    ==========

Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 17.71% of total net assets at June 30, 2007.
  (C) At June 30, 2007, the cost of securities for federal income tax purposes was $1,390,490 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

      Unrealized Appreciation........................  $279,693
      Unrealized Depreciation........................    (8,251)
                                                       --------
      Net Unrealized Appreciation....................  $271,442
                                                       ========

  # This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.

 (A) The aggregate value of securities valued in good faith at fair value by, or under the direction of, the Funds' Board of Directors at June 30, 2007, was $41,540, which represents 2.85% of total net assets.
 (D) Currently non-income producing.
 (G) Security is partially on loan at June 30, 2007.
 (Q) The cost of securities purchased on a when-issued or delayed delivery basis at June 30, 2007 was $1,309.
 (W) See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

 HARTFORD HIGH YIELD HLS FUND

 SCHEDULE OF INVESTMENTS
 JUNE 30, 2007 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                         VALUE (W)
---------                                                       ---------
COMMON STOCK -- 0.0%
            BASIC MATERIALS -- 0.0%
       --   Pliant Corp. (D)(H)...............................  $      --
                                                                ---------
            CONSUMER CYCLICAL -- 0.0%
       --   Hosiery Corp. of America, Inc. Class A
              (A)(D)(H).......................................         --
                                                                ---------
            TECHNOLOGY -- 0.0%
       --   XO Holdings, Inc. (D)(G)(H).......................         --
                                                                ---------
            Total common stock
              (cost $4).......................................  $      --
                                                                ---------
WARRANTS -- 0.0%
            TECHNOLOGY -- 0.0%
       --   XO Holdings, Inc. (D)(H)..........................  $      --
                                                                ---------
            Total warrants
              (cost $0).......................................  $      --
                                                                ---------
PREFERRED STOCK -- 0.2%
            FINANCE -- 0.2%
       24   United Rentals Trust I (X)........................  $   1,162
                                                                ---------
            Total preferred stock
              (cost $1,172)...................................  $   1,162
                                                                ---------
PRINCIPAL
 AMOUNT
---------
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES -- 1.7%
            FINANCE -- 0.6%
            CBA Commercial Small Balance Commercial Mortgage
$  23,762     9.75%, 01/25/2039 (H)(P)........................  $   2,376
            Soundview NIM Trust
    2,490     8.25%, 12/25/2036 (I)...........................      2,296
                                                                ---------
                                                                    4,672
                                                                ---------
            TRANSPORTATION -- 1.1%
            American Airlines, Inc.
    1,524     7.38%, 05/23/2019...............................      1,474
            Continental Airlines, Inc.
    1,315     6.80%, 08/02/2018...............................      1,282
    2,886     7.37%, 12/15/2015...............................      2,872
    2,198     8.39%, 11/01/2020...............................      2,281
                                                                ---------
                                                                    7,909
                                                                ---------
            Total asset & commercial mortgage backed
              securities
              (cost $12,165)..................................  $  12,581
                                                                ---------
CORPORATE BONDS: NON-INVESTMENT GRADE -- 83.4%
            BASIC MATERIALS -- 10.7%
            Abitibi-Consolidated, Inc.
    3,875     8.86%, 06/15/2011 (L)...........................  $   3,643
            AK Steel Corp.
    3,725     7.75%, 06/15/2012 (G)...........................      3,725
            Aleris International, Inc.
    3,650     9.00%, 12/15/2014 (I)#..........................      3,682
            Berry Plastics Holding Co.
    2,000     9.24%, 09/15/2014 (G)(L)........................      2,020

PRINCIPAL                                                        MARKET
 AMOUNT                                                         VALUE (W)
---------                                                       ---------
            BASIC MATERIALS -- (CONTINUED)
            Bowater, Inc.
$   3,205     8.36%, 03/15/2010 (L)...........................  $   3,173
    1,875     9.50%, 10/15/2012...............................      1,847
            Chaparral Steel Co.
    2,875     10.00%, 07/15/2013 (G)..........................      3,137
            Crown Americas, Inc.
    3,165     7.75%, 11/15/2015 (G)...........................      3,181
            Crown Cork & Seal Co., Inc.
    1,650     8.00%, 04/15/2023...............................      1,592
            Domtar, Inc.
    3,000     5.38%, 12/01/2013 (G)...........................      2,693
            Freeport-McMoRan Copper & Gold, Inc.
    5,015     8.25%, 04/01/2015...............................      5,291
            Georgia Gulf Corp.
    2,225     9.50%, 10/15/2014 (G)...........................      2,214
            Georgia-Pacific Corp.
    3,875     7.00%, 01/15/2015 (I)...........................      3,730
            Goodyear Tire & Rubber Co.
    2,923     8.63%, 12/01/2011 (I)...........................      3,076
            Graham Packaging Co., Inc.
    3,060     9.88%, 10/15/2014 (G)...........................      3,094
            Hexion Specialty Chemicals
    3,900     9.86%, 11/15/2014 (L)...........................      4,017
            Huntsman International LLC
    2,800     7.88%, 11/15/2014...............................      3,000
            Lyondell Chemical Co.
    5,810     8.25%, 09/15/2016...............................      6,071
            MacDermid, Inc.
    3,295     9.50%, 04/15/2017 (I)...........................      3,311
            Norske Skog Canada Ltd.
    1,440     8.63%, 06/15/2011...............................      1,393
            Nova Chemicals Corp.
    2,650     8.48%, 11/15/2013 (L)...........................      2,650
            Potlatch Corp.
    1,350     13.00%, 12/01/2009 (L)..........................      1,520
            RBS Global & Rexnord Corp.
    3,035     11.75%, 08/01/2016 (G)..........................      3,263
            Rockwood Specialties Group, Inc.
    1,835     7.50%, 11/15/2014...............................      1,844
            Smurfit Kappa Funding plc
      255     9.63%, 10/01/2012 (G)...........................        267
            Smurfit-Stone Container Enterprises, Inc.
    1,700     8.38%, 07/01/2012...............................      1,702
            Stone Container Financing Corp.
    2,180     7.38%, 07/15/2014 (G)...........................      2,093
            Verso Paper Holdings LLC
    2,940     11.38%, 08/01/2016 (G)(I).......................      3,138
                                                                ---------
                                                                   80,367
                                                                ---------
            CAPITAL GOODS -- 1.3%
            Bombardier, Inc.
    2,845     6.30%, 05/01/2014 (I)#..........................      2,703
            ESCO Corp.
      695     9.24%, 12/15/2013 (I)(L)........................        709
            K2, Inc.
    2,052     7.38%, 07/01/2014...............................      2,160

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

PRINCIPAL                                                        MARKET
 AMOUNT                                                         VALUE (W)
---------                                                       ---------
CORPORATE BONDS: NON-INVESTMENT GRADE -- (CONTINUED)
            CAPITAL GOODS -- (CONTINUED)
            L-3 Communications Corp.
$     412     3.00%, 08/01/2035 (G)(X)........................  $     464
            Transdigm, Inc.
    3,700     7.75%, 07/15/2014 (I)...........................      3,737
                                                                ---------
                                                                    9,773
                                                                ---------
            CONSUMER CYCLICAL -- 10.2%
            Albertson's, Inc.
    2,775     7.25%, 05/01/2013 (G)...........................      2,828
            Alliance One International, Inc.
    2,310     8.50%, 05/15/2012 (I)...........................      2,362
            Amerigas Partners L.P.
    2,155     7.25%, 05/20/2015 #.............................      2,133
            Aramark Corp.
    3,180     8.50%, 02/01/2015 (I)#..........................      3,236
            ArvinMeritor, Inc.
    2,130     8.75%, 03/01/2012 (G)...........................      2,151
            Beazer Homes USA, Inc.
    2,840     8.63%, 05/15/2011 (G)...........................      2,726
            Buffalo Thunder
    3,825     9.38%, 12/15/2014 (I)...........................      3,825
            Builders FirstSource, Inc.
    2,100     9.61%, 02/15/2012 (G)(L)........................      2,126
            General Motors Corp.
    6,435     7.13%, 07/15/2013 (G)...........................      6,041
            Group 1 Automotive, Inc.
    4,150     2.25%, 06/15/2036 (L)(X)........................      3,574
            K. Hovnanian Enterprises, Inc.
    1,685     6.00%, 01/15/2010 (G)...........................      1,533
    1,875     6.25%, 01/15/2015...............................      1,594
    2,855     8.88%, 04/01/2012 (G)...........................      2,626
            KB Home & Broad Home Corp.
    2,900     6.38%, 08/15/2011 (G)...........................      2,755
            Lear Corp.
    2,995     8.75%, 12/01/2016 (G)...........................      2,853
            Levi Strauss & Co.
    2,800     9.75%, 01/15/2015...............................      2,996
            Michaels Stores, Inc.
    2,880     11.38%, 11/01/2016 (I)..........................      3,010
            Neiman Marcus Group, Inc.
    3,850     10.38%, 10/15/2015 (G)..........................      4,235
            NPC International, Inc.
    3,120     9.50%, 05/01/2014 (G)...........................      3,026
            Phillips Van-Heusen Corp.
    3,695     7.75%, 11/15/2023...............................      3,843
            SGS International, Inc.
    3,640     12.00%, 12/15/2013..............................      3,968
            Stater Brothers Holdings, Inc.
    2,435     8.13%, 06/15/2012 (G)...........................      2,453
            Supervalu, Inc.
    1,875     7.50%, 11/15/2014...............................      1,922
            Tenneco, Inc.
    5,390     8.63%, 11/15/2014 (G)...........................      5,552
            Varietal Distribution, Inc.
    3,265     10.25%, 07/15/2015 (G)(I).......................      3,257
                                                                ---------
                                                                   76,625
                                                                ---------

PRINCIPAL                                                        MARKET
 AMOUNT                                                         VALUE (W)
---------                                                       ---------
            CONSUMER STAPLES -- 1.4%
            Appleton Papers, Inc.
$   2,545     9.75%, 06/15/2014 #.............................  $   2,672
            Constellation Brands, Inc.
    1,755     7.25%, 09/01/2016 (G)...........................      1,711
    1,810     7.25%, 05/15/2017 (I)...........................      1,765
            Nutro Products, Inc.
    4,135     10.75%, 04/15/2014 (I)..........................      4,805
                                                                ---------
                                                                   10,953
                                                                ---------
            ENERGY -- 4.1%
            Amerigas Partners L.P.
    1,440     7.13%, 05/20/2016...............................      1,415
            Chesapeake Energy Corp.
    1,339     2.75%, 11/15/2035 (X)...........................      1,451
    3,685     7.63%, 07/15/2013 (G)...........................      3,777
            Cie Gen Geophysique
    1,980     7.75%, 05/15/2017...............................      2,005
            Cimarex Energy Co.
    2,310     7.13%, 05/01/2017...............................      2,252
            Encore Acquisition Co.
    2,295     7.25%, 12/01/2017...............................      2,111
            Ferrell Gas Partners L.P.
    2,997     8.75%, 06/15/2012...............................      3,087
            Inergy L.P.
    2,600     8.25%, 03/01/2016...............................      2,672
            Petrohawk Energy Corp.
    2,825     9.13%, 07/15/2013...............................      2,988
            Plains Exploration & Production Co.
    3,060     7.75%, 06/15/2015...............................      3,037
            Pogo Producing Co.
    3,500     7.88%, 05/01/2013...............................      3,570
            Range Resources Corp.
    2,675     7.50%, 05/15/2016 (G)...........................      2,708
                                                                ---------
                                                                   31,073
                                                                ---------
            FINANCE -- 12.0%
            American Real Estate Partners L.P.
    3,900     7.13%, 02/15/2013 #.............................      3,764
            AmeriCredit Corp.
    2,300     8.50%, 07/01/2015 (I)...........................      2,317
            Atlantic Broadband Finance LLC
    3,780     9.38%, 01/15/2014 #.............................      3,818
            Avis Budget Car Rental LLC
    3,150     7.75%, 05/15/2016 #.............................      3,213
            Crescent Real Estate Equities L.P.
    1,635     9.25%, 04/15/2009...............................      1,673
            E*Trade Financial Corp.
    1,455     7.88%, 12/01/2015...............................      1,515
            El Paso Performance-Linked Trust
    3,440     7.75%, 07/15/2011 (I)...........................      3,543
            Felcor Lodging L.P.
    1,000     8.50%, 06/01/2011...............................      1,051
            Ford Motor Credit Co.
    2,600     7.38%, 02/01/2011...............................      2,540
    3,060     8.11%, 01/13/2012 (L)...........................      3,052
            General Motors Acceptance Corp.
   11,730     6.88%, 09/15/2011 -- 08/28/2012.................     11,478
    5,550     8.00%, 11/01/2031 (G)...........................      5,675

The accompanying notes are an integral part of these financial statements.

 HARTFORD HIGH YIELD HLS FUND

 JUNE 30, 2007 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

PRINCIPAL                                                         MARKET
AMOUNT (B)                                                       VALUE (W)
----------                                                       ---------
CORPORATE BONDS: NON-INVESTMENT GRADE -- (CONTINUED)
             FINANCE -- (CONTINUED)
             Hertz Corp.
$   2,755      10.50%, 01/01/2016 (G)..........................  $   3,044
             Host Marriott L.P.
    2,800      6.75%, 06/01/2016...............................      2,744
             Hub International Holdings, Inc.
    2,980      10.25%, 06/15/2015 (I)..........................      2,868
             Kar Holdings, Inc.
    3,030      9.36%, 05/01/2014 (I)(L)........................      3,022
             LPL Holdings, Inc.
    3,520      10.75%, 12/15/2015 (I)..........................      3,714
             Multiplan Corp.
    4,225      10.38%, 04/15/2016 (I)..........................      4,500
             Nell Af Sarl
    2,125      8.38%, 08/15/2015 (I)...........................      2,035
EUR 1,500      8.38%, 08/15/2015 (I)...........................      2,035
             Pinnacle Foods
    4,625      10.63%, 04/01/2017 (G)(I).......................      4,452
             Rainbow National Services LLC
    3,500      10.38%, 09/01/2014 (I)..........................      3,841
             Realogy Corp.
    2,655      10.50%, 04/15/2014 (G)(I).......................      2,529
    1,300      12.38%, 04/15/2015 (G)(I).......................      1,186
             Triad Acquisition
      840      11.13%, 05/01/2013..............................        802
             United Rentals North America, Inc.
    1,625      7.00%, 02/15/2014 (G)...........................      1,584
    1,465      7.75%, 11/15/2013...............................      1,467
             Universal City Florida
    3,290      10.11%, 05/01/2010 (L)..........................      3,356
             Yankee Acquisition Corp
    3,300      9.75%, 02/15/2017 (G)...........................      3,193
                                                                 ---------
                                                                    90,011
                                                                 ---------
             HEALTH CARE -- 4.7%
             CDRV Investors, Inc.
    3,800      9.86%, 12/01/2011 (I)(L)........................      3,800
             Community Health Systems, Inc.
    3,935      8.88%, 07/15/2015 (I)(Q)........................      3,989
             General Nutrition Centers, Inc.
    2,975      9.79%, 03/15/2014 (G)(I)(L).....................      2,871
             HCA, Inc.
    6,930      9.25%, 11/15/2016 (I)...........................      7,381
             IASIS Healthcare Capital Corp.
    1,915      8.75%, 06/15/2014...............................      1,915
             Invacare Corp.
    3,725      9.75%, 02/15/2015...............................      3,753
             National Mentor Holdings, Inc.
    1,785      11.25%, 07/01/2014..............................      1,928
             PTS Acquisition Corp.
    3,295      9.50%, 04/15/2015 (I)...........................      3,237
             Rite Aid Corp.
    4,750      9.50%, 06/15/2017 (I)...........................      4,560
             Skilled Healthcare Group, Inc.
    1,762      11.00%, 01/15/2014..............................      1,947
                                                                 ---------
                                                                    35,381
                                                                 ---------

PRINCIPAL                                                        MARKET
 AMOUNT                                                         VALUE (W)
---------                                                       ---------
            SERVICES -- 19.1%
            Affinion Group, Inc.
$   3,855     11.50%, 10/15/2015..............................  $   4,163
            Allied Waste North America, Inc.
    5,390     6.88%, 06/01/2017 (G)...........................      5,215
            AMC Entertainment, Inc.
    2,500     11.00%, 02/01/2016 (G)..........................      2,763
            Cablevision Systems Corp.
    2,300     8.00%, 04/15/2012 (G)...........................      2,271
            Clarke American Corp.
    3,295     9.50%, 05/15/2015 (G)(I)........................      3,163
            Compucom Systems, Inc.
    3,055     12.00%, 11/01/2014 (I)..........................      3,284
            CSC Holdings, Inc.
    5,420     7.63%, 04/01/2011 #.............................      5,379
            Dex Media West LLC, Inc.
    5,280     8.00%, 11/15/2013 #.............................      5,359
    5,277     9.88%, 08/15/2013 #.............................      5,646
            DirecTV Holdings LLC
    3,650     6.38%, 06/15/2015...............................      3,431
            Dow Jones CDX HY
   10,000     7.63%, 06/29/2012 (G)(I)........................      9,456
   18,285     8.38%, 12/29/2011 (G)(I)........................     18,171
            Education Management LLC
    3,000     10.25%, 06/01/2016 (G)..........................      3,158
            Harrah's Operating Co., Inc.
    4,800     5.63%, 06/01/2015...............................      3,912
            ISA Capital De Brasil S.A.
    2,230     8.80%, 01/30/2017 (I)...........................      2,386
            Knowledge Learning Center, Inc.
    3,475     7.75%, 02/01/2015 (I)...........................      3,362
            Liberty Media Corp.
    2,900     8.25%, 02/01/2030 (G)...........................      2,812
            MGM Mirage, Inc.
    2,655     6.75%, 09/01/2012...............................      2,536
    5,810     7.50%, 06/01/2016...............................      5,512
            MTR Gaming Group, Inc.
    1,860     9.00%, 06/01/2012...............................      1,958
            NCO Group, Inc.
    2,310     10.23%, 11/15/2013 (I)(L).......................      2,316
            NSG Holdings LLC
    1,830     7.75%, 12/15/2025 (I)...........................      1,848
            Pinnacle Entertainment, Inc.
    2,980     7.50%, 06/15/2015 (I)...........................      2,876
            Pokagon Gaming Authority
    2,780     10.38%, 06/15/2014 (I)..........................      3,065
            Quebecor World Capital Corp.
    3,000     6.13%, 11/15/2013...............................      2,708
    2,570     8.75%, 03/15/2016 (I)...........................      2,531
            Quebecor World, Inc.
    2,330     9.75%, 01/15/2015 (I)...........................      2,359
            Reader's Digest Association, Inc.
    3,815     9.00%, 02/15/2017 (I)...........................      3,567
            Sheridan Group, Inc.
    3,755     10.25%, 08/15/2011..............................      3,943
            Sirius Satellite Radio, Inc.
    3,500     9.63%, 08/01/2013 (G)...........................      3,430
            Station Casinos, Inc.
    3,415     7.75%, 08/15/2016...............................      3,381

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

PRINCIPAL                                                        MARKET
 AMOUNT                                                         VALUE (W)
---------                                                       ---------
CORPORATE BONDS: NON-INVESTMENT GRADE -- (CONTINUED)
            SERVICES -- (CONTINUED)
            SunGard Data Systems, Inc.
$   7,490     10.25%, 08/15/2015 (G)..........................  $   7,921
            TL Acquisitions, Inc.
    3,240     10.50%, 01/15/2015 (I)(Q).......................      3,135
            Unisys Corp.
    3,500     7.88%, 04/01/2008 (G)...........................      3,500
            West Corp.
    3,050     9.50%, 10/15/2014...............................      3,126
                                                                ---------
                                                                  143,643
                                                                ---------
            TECHNOLOGY -- 15.3%
            Advanced Micro Devices, Inc.
    3,825     7.75%, 11/01/2012 (G)...........................      3,605
            Broadview Networks Holdings, Inc.
    2,720     11.38%, 09/01/2012 (I)#.........................      2,883
            Canwest Mediaworks L.P.
    4,000     9.25%, 08/01/2015 (I)(Q)........................      4,010
            CCH I Holdings LLC
    3,750     10.00%, 05/15/2014 (G)..........................      3,473
            Charter Communications Operating LLC
    4,810     8.00%, 04/30/2012 (I)#..........................      4,870
            Citizens Communications Co.
    3,650     7.88%, 01/15/2027...............................      3,550
            Dobson Cellular Systems
    3,500     8.38%, 11/01/2011...............................      3,657
            Freescale Semiconductor, Inc.
    6,590     10.13%, 12/15/2016 (G)(I).......................      6,194
            General Cable Corp.
    2,725     7.73%, 04/01/2015 (I)(L)........................      2,725
            Idearc, Inc.
    3,530     8.00%, 11/15/2016...............................      3,565
            Intelsat Bermuda Ltd.
    6,605     11.25%, 06/15/2016..............................      7,398
            IPCS, Inc.
    2,300     7.48%, 05/01/2013 (I)(L)........................      2,303
            Itron, Inc.
    3,615     7.75%, 05/15/2012...............................      3,624
            Jarden Corp.
    3,825     7.50%, 05/01/2017...............................      3,777
            Leap Wireless International, Inc.
    3,500     9.38%, 11/01/2014...............................      3,614
            Level 3 Financing, Inc.
    1,850     9.25%, 11/01/2014...............................      1,868
    2,205     12.25%, 03/15/2013..............................      2,530
            MagnaChip Semiconductor
    3,150     6.88%, 12/15/2011 (G)...........................      2,662
            Mediacom LLC
    3,500     9.50%, 01/15/2013...............................      3,579
            MetroPCS Wireless, Inc.
    3,435     9.25%, 11/01/2014 (I)...........................      3,547
            Momentive Performance
    4,560     9.75%, 12/01/2014 (I)...........................      4,606
            Nortel Networks Ltd.
    6,500     10.75%, 07/15/2016 (G)(I).......................      7,182
            Qwest Communications International, Inc.
    6,930     7.50%, 02/15/2014 (G)...........................      7,017

PRINCIPAL                                                         MARKET
AMOUNT (B)                                                       VALUE (W)
----------                                                       ---------
             TECHNOLOGY -- (CONTINUED)
             Rural Cellular Corp.
$   3,835      8.36%, 06/01/2013 (I)(L)........................  $   3,816
             Sanmina-Sci Corp.
    3,900      8.11%, 06/15/2014 (G)(I)(L).....................      3,900
             Spansion LLC
    4,175      8.48%, 06/01/2013 (I)(L)........................      4,170
             STATS ChipPAC Ltd.
    3,425      7.50%, 07/19/2010 (G)...........................      3,511
             Wind Acquisition
EUR 1,600      9.75%, 12/01/2015 (I)...........................      2,463
             Windstream Corp.
    4,850      8.63%, 08/01/2016...............................      5,129
                                                                 ---------
                                                                   115,228
                                                                 ---------
             TRANSPORTATION -- 0.5%
             Bristow Group Inc.
    1,435      7.50%, 09/15/2017 (I)...........................      1,438
             PHI, Inc.
    2,315      7.13%, 04/15/2013...............................      2,211
                                                                 ---------
                                                                     3,649
                                                                 ---------
             UTILITIES -- 4.1%
             Chivor S.S. E.S.P
    4,000      9.75%, 12/30/2014 (K)...........................      4,530
             Copano Energy LLC
    2,215      8.13%, 03/01/2016...............................      2,248
             Dynegy Holdings Inc.
    2,800      7.75%, 06/01/2019 (I)...........................      2,604
             Edison Mission Energy
    2,500      7.50%, 06/15/2013...............................      2,475
             Markwest Energy Partners L.P.
    2,690      8.50%, 07/15/2016...............................      2,737
             Mirant Americas Generation LLC,
               9.125%, 05/01/2031
    1,320      9.13%, 05/01/2031...............................      1,446
             NRG Energy, Inc.
    2,075      7.25%, 02/01/2014...............................      2,080
    3,620      7.38%, 02/01/2016...............................      3,629
             PSEG Energy Holdings LLC
    3,000      8.50%, 06/15/2011...............................      3,178
             Reliant Energy, Inc.
    2,900      6.75%, 12/15/2014...............................      2,958
             Williams Partners L.P.
    3,015      7.25%, 02/01/2017...............................      3,030
                                                                 ---------
                                                                    30,915
                                                                 ---------
             Total corporate bonds: non-investment grade
               (cost $630,632).................................  $ 627,618
                                                                 ---------
SENIOR FLOATING RATE INTERESTS: NON-INVESTMENT GRADE (V) -- 9.5%
             CAPITAL GOODS -- 0.5%
             Rexnord Holdings, Inc.
    2,392      12.36%, 03/01/2013 (N)..........................  $   2,375
             Targus Group International
    1,460      8.87%, 11/22/2012 (N)...........................      1,439
                                                                 ---------
                                                                     3,814
                                                                 ---------

The accompanying notes are an integral part of these financial statements.

 HARTFORD HIGH YIELD HLS FUND

 JUNE 30, 2007 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

PRINCIPAL                                                        MARKET
 AMOUNT                                                         VALUE (W)
---------                                                       ---------
SENIOR FLOATING RATE INTERESTS: NON-INVESTMENT GRADE -- (CONTINUED)
            CONSUMER CYCLICAL -- 2.6%
            American Axle & Manufacturing Holdings, Inc.
$   2,695     7.86%, 06/14/2012 (AA)..........................  $   2,675
            Ford Motor Co.
   13,044     8.36%, 12/15/2013 (N)...........................     13,101
            Keystone Automotive Industries, Inc.
    4,068     8.84%, 01/12/2012 (N)...........................      3,946
                                                                ---------
                                                                   19,722
                                                                ---------
            FINANCE -- 1.1%
            HMSC Corp.
    1,970     10.86%, 04/03/2014 (N)..........................      1,985
            Neff, Corp.
    3,960     8.90%, 11/22/2014 (N)...........................      3,970
            Rental Service Corp.
    2,308     9.64%, 11/21/2013 (N)...........................      2,331
                                                                ---------
                                                                    8,286
                                                                ---------
            HEALTH CARE -- 1.1%
            Community Health Systems, Inc.
    3,800     9.36%, 10/24/2014 (AA)(Q).......................      3,781
            IASIS Healthcare Capital Corp.
    3,825     10.61%, 06/15/2014 (N)..........................      3,882
            Inverness Medical Innovation, Inc.
      550     9.61%, 06/26/2015 (AA)(Q).......................        554
                                                                ---------
                                                                    8,217
                                                                ---------
            SERVICES -- 2.7%
            Harrah's Entertainment, Inc.
    4,000     6.86%, 03/05/2008 (N)(Q)........................      3,990
            Marquee Holdings, Inc.
    1,331     10.36%, 06/08/2012 (N)..........................      1,291
            RHI Entertainment LLC
    2,500     9.36%, 03/31/2014 (N)...........................      2,444
            Thomas Learning Co.
    4,100     9.11%, 06/12/2008 (AA)(Q).......................      4,100
            Tribune Co.
    4,100     9.86%, 05/23/2015 (AA)(Q).......................      4,100
            WideOpenWest Finance LLC
    4,000     11.61%, 07/01/2015 (AA)(Q)......................      4,020
                                                                ---------
                                                                   19,945
                                                                ---------
            TECHNOLOGY -- 1.5%
            Infor Lux Bond Co.
    1,328     13.36%, 07/28/2014 (N)..........................      1,347
            Kronos, Inc.
    3,375     11.11%, 06/12/2015 (N)..........................      3,359
            Virgin Mobile
    2,586     10.31%, 12/01/2010 (N)..........................      2,583

PRINCIPAL                                                        MARKET
 AMOUNT                                                         VALUE (W)
---------                                                       ---------
            TECHNOLOGY -- (CONTINUED)
            Wind Acquisitions Holdings Finance S.A.
$   3,783     12.61%, 12/12/2011 (N)..........................  $   3,878
                                                                ---------
                                                                   11,167
                                                                ---------
            Total senior floating rate interests:
              non-investment grade
              (cost $71,072)..................................  $  71,151
                                                                ---------
            Total long-term investments
              (cost $715,045).................................  $ 712,512
                                                                ---------
SHORT-TERM INVESTMENTS -- 26.0%
            FINANCE -- 0.0%
       --   State Street Bank Money Market Fund...............  $      --
                                                                ---------
            REPURCHASE AGREEMENTS -- 5.8%
            BNP Paribas Securities Corp. Repurchase Agreement
              (maturing on 07/02/2007 in the amount of
              $13,895, collateralized by U.S. Treasury Bonds,
              7.13% -- 8.75%, 2020 -- 2023, value of $14,246)
   13,890     4.35% dated 07/02/2007..........................     13,890
            RBS Greenwich Capital Markets Repurchase
              Agreement (maturing on 07/02/2007 in the amount
              of $15,783, collateralized by U.S. Treasury
              Note, 4.50%, 2010, value of $16,152)
   15,777     4.35% dated 07/02/2007..........................     15,777
            UBS Securities, Inc. Repurchase Agreement
              (maturing on 07/02/2007 in the amount of
              $13,895, collateralized by U.S. Treasury Note,
              8.75%, 2017, value of $14,219)
   13,890     4.40% dated 07/02/2007..........................     13,890
                                                                ---------
                                                                   43,557
                                                                ---------
 SHARES
---------
            SECURITIES PURCHASED WITH PROCEEDS FROM SECURITY
            LENDING -- 20.2%
  152,055   Navigator Prime Portfolio.........................    152,055
                                                                ---------
PRINCIPAL
 AMOUNT
---------
            U.S. TREASURY BILLS -- 0.0%
$     400     4.61%, 09/20/2007 (M)(S)........................        396
                                                                ---------
            Total short-term investments
              (cost $196,008).................................  $ 196,008
                                                                ---------

            Total investments
              (cost $911,053) (C).............................  120.8%    $ 908,520
            Other assets and liabilities......................  (20.8)%    (156,141)
                                                                -----     ---------
            Total net assets..................................  100.0%    $ 752,379
                                                                =====     =========

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 7.25% of total net assets at June 30, 2007.

 (C) At June 30, 2007, the cost of securities for federal income tax purposes was $911,636 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

      Unrealized Appreciation                          $  6,992
      Unrealized Depreciation                           (10,108)
                                                       --------
      Net Unrealized Depreciation                      $ (3,116)
                                                       ========

  # This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.

 (A) The aggregate value of securities valued in good faith at fair value by, or under the direction of, the Funds' Board of Directors at June 30, 2007, was $0, which represents 0.00% of total net assets.

 (AA)The interest rate disclosed for these securities represents an estimated average coupon as of June 30, 2007.

 (D) Currently non-income producing. For long-term debt securities, items identified are in default as to payment of interest and/or principal.

 (G) Security is partially on loan at June 30, 2007.

 (I) Securities issued within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Pursuant to guidelines adopted by the Board of Directors, these issues are determined to be liquid. The aggregate value of these securities at June 30, 2007, was $228,752, which represents 30.40% of total net assets.

 (K) Securities contain some restrictions as to public resale. These securities comply with Regulation S, rules governing offers and sales made outside the United States without registration under the Securities Act of 1933, and are determined to be liquid. At June 30, 2007, the market value of these securities amounted to $4,530 or 0.60% of net assets.

 (L) Variable rate securities; the rate reported is the coupon rate in effect at June 30, 2007.

 (M) The interest rate disclosed for these securities represents the effective yield on the date of acquisition.

 (N) The interest rate disclosed for these securities represents the average coupon as of June 30, 2007.

 (P) The interest rates disclosed for interest only strips represent effective yields based upon estimated future cash flows at June 30, 2007.

 (Q) The cost of securities purchased on a when-issued or delayed delivery basis at June 30, 2007 was $31,571.

 (V) Senior loans in which the Fund invests generally pay interest rates which are periodically adjusted by reference to a base short-term, floating lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the London Inter-Bank Offered Rate (LIBOR), (ii) the prime rate offered by one or more major United States Banks, or (iii) the bank's certificate of deposit rate. Senior floating rate interests often require prepayments from excess cash flows or permit the borrower may be substantially less than the stated maturities shown. The interest rate indicated is the rate in effect at June 30, 2007.

 (X) Convertible debt security.

 (B) All principal amounts are in U.S. dollars unless otherwise indicated.

      EUR  -- EURO

 (H) The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

      PERIOD
      ACQUIRED  SHARES/ PAR             SECURITY            COST BASIS
      --------  -----------             --------            ----------
      11/2006     23,762      CBA Commercial Small Balance
                              Commercial Mortgage, 2.20%,
                              1/25/2039 -- 144A               $2,318
      10/1994         --      Hosiery Corp. of America,
                              Inc. Class A -- 144A                 4
      11/2006         --      Pliant Corp.                        --
      05/2006         --      XO Holdings, Inc.                   --

     The aggregate value of these securities at June 30, 2007 was $2,376 which represents 0.32% of total net assets.

 (S) Security pledged as initial margin deposit for open futures contracts at June 30, 2007.

                 FUTURES CONTRACTS OUTSTANDING AT JUNE 30, 2007

                                                                                                                     UNREALIZED
                                                           NUMBER OF                           EXPIRATION          APPRECIATION/
DESCRIPTION                                                CONTRACTS*         POSITION            MONTH            (DEPRECIATION)
-----------                                                ----------         --------         ----------          --------------
5 Year U.S. Treasury Note                                     537               Long           Sept., 2007             $(383)
                                                                                                                       =====

* The number of contracts does not omit 000's.

(W) See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

        FORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING AT JUNE 30, 2007

                                                                                                                   UNREALIZED
                                                              MARKET         CONTRACT          DELIVERY          APPRECIATION/
                        DESCRIPTION                           VALUE           AMOUNT             DATE            (DEPRECIATION)
                        -----------                           ------         --------         ----------         --------------
Euro (Buy)                                                    $4,677          $4,653            07/09/07              $24
Euro (Sell)                                                   4,677            4,726            07/09/07               49
                                                                                                                      ---
                                                                                                                      $73
                                                                                                                      ===

The accompanying notes are an integral part of these financial statements.

 HARTFORD INDEX HLS FUND

 SCHEDULE OF INVESTMENTS
 JUNE 30, 2007 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                  MARKET
 SHARES                                                         VALUE (W)
---------                                                       ----------
 COMMON STOCK -- 99.1%
            BASIC MATERIALS -- 3.4%
      30    Air Products and Chemicals, Inc. .................  $    2,385
     119    Alcoa, Inc. ......................................       4,828
      14    Allegheny Technologies, Inc. .....................       1,463
       8    Ashland, Inc. ....................................         486
      14    Ball Corp. .......................................         741
      14    Bemis Co., Inc. ..................................         475
      25    Consol Energy, Inc. ..............................       1,155
     131    Dow Chemical Co. .................................       5,774
     127    E.I. DuPont de Nemours & Co. .....................       6,435
      12    Eastman Chemical Co. .............................         740
      39    Eastman Kodak Co. ................................       1,095
      21    Fortune Brands, Inc. .............................       1,722
      51    Freeport-McMoRan Copper & Gold, Inc. .............       4,263
      28    Goodyear Tire & Rubber Co. (D)....................         988
      16    Hercules, Inc. (D)................................         314
      11    International Flavors & Fragrances, Inc. .........         553
      60    International Paper Co. ..........................       2,331
      62    Kimberly-Clark Corp. .............................       4,178
      25    MeadWestvaco Corp. ...............................         895
      62    Newmont Mining Corp. .............................       2,414
      41    Nucor Corp. ......................................       2,426
      10    OfficeMax, Inc. ..................................         404
      18    Pactiv Corp. (D)..................................         571
      36    Peabody Energy Corp. (G)..........................       1,758
      22    PPG Industries, Inc. .............................       1,712
      44    Praxair, Inc. ....................................       3,146
      19    Precision Castparts Corp. ........................       2,294
      19    Rohm & Haas Co. ..................................       1,064
      22    Sealed Air Corp. .................................         686
       8    Snap-On, Inc. ....................................         399
      11    Stanley Works.....................................         693
      14    Temple-Inland, Inc. ..............................         888
      16    United States Steel Corp. ........................       1,758
      13    Vulcan Materials Co. .............................       1,494
                                                                ----------
                                                                    62,528
                                                                ----------
            CAPITAL GOODS -- 4.9%
      99    3M Co. ...........................................       8,567
      24    American Standard Cos., Inc. .....................       1,419
     189    Applied Materials, Inc. ..........................       3,763
      44    Baker Hughes, Inc. ...............................       3,693
       9    Black & Decker Corp. (G)..........................         790
     108    Boeing Co. .......................................      10,376
      88    Caterpillar, Inc. ................................       6,872
      14    Cummins, Inc. ....................................       1,447
      31    Deere & Co. ......................................       3,721
      20    Eaton Corp. ......................................       1,866
      17    Goodrich Corp. ...................................       1,022
      22    Hasbro, Inc. .....................................         687
     107    Honeywell International, Inc. ....................       6,014
      56    Illinois Tool Works, Inc. ........................       3,060
      41    Ingersoll-Rand Co. Class A........................       2,263
      46    International Game Technology.....................       1,808
      25    ITT Corp. ........................................       1,703
      26    KLA-Tencor Corp. (G)..............................       1,444

                                                                  MARKET
 SHARES                                                         VALUE (W)
---------                                                       ----------
            CAPITAL GOODS -- (CONTINUED)
      24    National Oilwell Varco, Inc. (D)(G)...............  $    2,537
      47    Northrop Grumman Corp. ...........................       3,682
      17    Novellus Systems, Inc. (D)........................         489
      17    Pall Corp. .......................................         776
      16    Parker-Hannifin Corp. ............................       1,556
      30    Pitney Bowes, Inc. ...............................       1,414
      22    Rockwell Automation, Inc. (G).....................       1,499
      28    Smith International, Inc. (G).....................       1,614
      26    Teradyne, Inc. (D)(G).............................         458
      14    Terex Corp. (D)...................................       1,145
      17    Textron, Inc. ....................................       1,894
     136    United Technologies Corp. ........................       9,664
     128    Xerox Corp. (D)...................................       2,373
                                                                ----------
                                                                    89,616
                                                                ----------
            CONSUMER CYCLICAL -- 8.6%
      12    Abercrombie & Fitch Co. Class A...................         883
     288    Altria Group, Inc. ...............................      20,216
      43    Amazon.com, Inc. (D)..............................       2,916
      21    AutoNation, Inc. (D)..............................         464
       7    AutoZone, Inc. (D)(G).............................         896
      13    Avery Dennison Corp. .............................         834
      38    Bed Bath & Beyond, Inc. (D)(G)....................       1,350
      55    Best Buy Co., Inc. ...............................       2,590
      15    Big Lots, Inc. (D)(G).............................         441
      11    Brown-Forman Corp. ...............................         789
      12    Brunswick Corp. ..................................         407
      16    Centex Corp. .....................................         658
      19    Circuit City Stores, Inc. ........................         286
      51    Coach, Inc. (D)...................................       2,408
      61    Costco Wholesale Corp. ...........................       3,579
      37    D.R. Horton, Inc. ................................         745
      19    Darden Restaurants, Inc. .........................         851
       8    Dillard's, Inc. ..................................         299
      43    Dollar General Corp. .............................         950
     155    eBay, Inc. (D)....................................       4,990
      21    Family Dollar Stores, Inc. .......................         712
     258    Ford Motor Co. (G)................................       2,427
      73    Gap, Inc. ........................................       1,388
      78    General Motors Corp. .............................       2,931
      23    Genuine Parts Co. ................................       1,157
     270    Home Depot, Inc. .................................      10,642
      31    J. C. Penney Co., Inc. ...........................       2,232
      27    Johnson Controls, Inc. (G)........................       3,127
      15    Jones Apparel Group, Inc. ........................         421
      11    KB Home (G).......................................         416
      44    Kohl's Corp. (D)..................................       3,138
      97    Kroger Co. .......................................       2,729
      24    Leggett & Platt, Inc. ............................         537
      19    Lennar Corp. (G)..................................         701
      14    Liz Claiborne, Inc. (G)...........................         529
     206    Lowe's Cos., Inc. (G).............................       6,329
      47    Ltd. Brands, Inc. (G).............................       1,285
      63    Macy's Inc. ......................................       2,503
      52    Masco Corp. (G)...................................       1,474
      54    Mattel, Inc. .....................................       1,363

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

                                                                  MARKET
 SHARES                                                         VALUE (W)
---------                                                       ----------
COMMON STOCK -- (CONTINUED)
            CONSUMER CYCLICAL -- (CONTINUED)
     164    McDonald's Corp. .................................  $    8,306
      38    Newell Rubbermaid, Inc. ..........................       1,125
      52    NIKE, Inc. Class B................................       3,026
      31    Nordstrom, Inc. (G)...............................       1,573
      38    Office Depot, Inc. (D)............................       1,148
      34    Paccar, Inc. .....................................       2,963
      19    Patterson Cos., Inc. (D)..........................         709
       8    Polo Ralph Lauren Corp. ..........................         824
      29    Pulte Homes, Inc. (G).............................         656
      19    RadioShack Corp. (G)..............................         617
      61    Safeway, Inc. ....................................       2,060
      11    Sears Holdings Corp. (D)..........................       1,918
      15    Sherwin-Williams Co. .............................       1,000
      98    Staples, Inc. ....................................       2,325
     102    Starbucks Corp. (D)...............................       2,663
      28    Supervalu, Inc. ..................................       1,317
      85    Sysco Corp. (G)...................................       2,794
     117    Target Corp. .....................................       7,419
      19    Tiffany & Co. ....................................         998
      62    TJX Cos., Inc. ...................................       1,714
      12    V.F. Corp. .......................................       1,120
      10    W.W. Grainger, Inc. ..............................         902
     332    Wal-Mart Stores, Inc. (G).........................      15,979
      12    Wendy's International, Inc. ......................         437
      19    Whole Foods Market, Inc. (G)......................         739
      72    Yum! Brands, Inc. ................................       2,350
                                                                ----------
                                                                   159,275
                                                                ----------
            CONSUMER STAPLES -- 5.6%
     104    Anheuser-Busch Cos., Inc. ........................       5,430
      89    Archer Daniels Midland Co. .......................       2,959
      60    Avon Products, Inc. ..............................       2,209
      30    Campbell Soup Co. ................................       1,154
      21    Clorox Co. .......................................       1,290
     275    Coca-Cola Co. ....................................      14,406
      38    Coca-Cola Enterprises, Inc. ......................         917
      70    Colgate-Palmolive Co. ............................       4,546
      68    ConAgra Foods, Inc. ..............................       1,832
      26    Constellation Brands, Inc. Class A (D)(G).........         642
      18    Dean Foods Co. ...................................         564
      16    Estee Lauder Cos., Inc. ..........................         737
      47    General Mills, Inc. ..............................       2,772
      45    H.J. Heinz Co. ...................................       2,114
      24    Hershey Co. ......................................       1,190
      34    Kellogg Co. ......................................       1,777
     220    Kraft Foods, Inc. ................................       7,748
      18    McCormick & Co., Inc. ............................         679
       6    Molson Coors Brewing Co. .........................         597
      18    Pepsi Bottling Group, Inc. .......................         605
     223    PepsiCo, Inc. ....................................      14,474
     431    Procter & Gamble Co. .............................      26,401
      23    Reynolds American, Inc. (G).......................       1,530
     101    Sara Lee Corp. ...................................       1,752
      35    Tyson Foods, Inc. Class A.........................         796
      22    UST, Inc. (G).....................................       1,180

                                                                  MARKET
 SHARES                                                         VALUE (W)
---------                                                       ----------
            CONSUMER STAPLES -- (CONTINUED)
      30    Weyerhaeuser Co. .................................  $    2,338
      30    William Wrigley, Jr. Co. .........................       1,636
                                                                ----------
                                                                   104,275
                                                                ----------
            ENERGY -- 10.1%
      64    Anadarko Petroleum Corp. .........................       3,305
      45    Apache Corp. .....................................       3,706
      40    BJ Services Co. ..................................       1,143
      56    Chesapeake Energy Corp. (G).......................       1,940
     295    Chevron Corp. ....................................      24,811
     224    ConocoPhillips Holding Co. .......................      17,578
      61    Devon Energy Corp. ...............................       4,772
      20    ENSCO International, Inc. ........................       1,249
      34    EOG Resources, Inc. ..............................       2,452
     772    Exxon Mobil Corp. ................................      64,743
     125    Halliburton Co. ..................................       4,320
      37    Hess Corp. .......................................       2,206
      24    KeySpan Corp. ....................................       1,008
      94    Marathon Oil Corp. ...............................       5,654
      26    Murphy Oil Corp. (G)..............................       1,532
      39    Nabors Industries Ltd. (D)........................       1,287
       6    Nicor, Inc. ......................................         262
      18    Noble Corp. ......................................       1,788
     114    Occidental Petroleum Corp. .......................       6,612
      15    Rowan Companies, Inc. ............................         620
     161    Schlumberger Ltd. (G).............................      13,714
      36    Sempra Energy.....................................       2,138
      17    Sunoco, Inc. .....................................       1,324
      39    Transocean, Inc. (D)..............................       4,184
      75    Valero Energy Corp. (G)...........................       5,559
      46    Weatherford International Ltd. (D)................       2,551
      82    Williams Cos., Inc. (G)...........................       2,596
      52    XTO Energy, Inc. .................................       3,154
                                                                ----------
                                                                   186,208
                                                                ----------
            FINANCE -- 22.2%
      46    ACE Ltd. .........................................       2,891
      71    Aetna, Inc. ......................................       3,496
      74    Aflac, Inc. (G)...................................       3,791
      86    Allstate Corp. ...................................       5,306
      14    Ambac Financial Group, Inc. ......................       1,264
     163    American Express Co. .............................       9,967
     368    American International Group, Inc. ...............      25,790
      32    Ameriprise Financial, Inc. .......................       2,049
      40    AON Corp. ........................................       1,714
      13    Apartment Investment & Management Co. ............         673
      31    Archstone-Smith Trust.............................       1,803
      14    Assurant, Inc. ...................................         831
      11    Avalonbay Communities, Inc. ......................       1,293
     608    Bank of America Corp. ............................      29,728
     104    Bank of New York Co., Inc. .......................       4,291
      74    BB&T Corp. .......................................       3,025
      16    Bear Stearns & Co., Inc. .........................       2,282
      16    Boston Properties, Inc. ..........................       1,668
      57    Capital One Financial Corp. ......................       4,443
      26    CB Richard Ellis Group, Inc. Class A (D)(G).......         936

The accompanying notes are an integral part of these financial statements.

 HARTFORD INDEX HLS FUND

 JUNE 30, 2007 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                  MARKET
 SHARES                                                         VALUE (W)
---------                                                       ----------
COMMON STOCK -- (CONTINUED)
            FINANCE -- (CONTINUED)
     139    Charles Schwab Corp. .............................  $    2,845
       5    Chicago Mercantile Exchange Holdings, Inc. .......       2,616
      57    Chubb Corp. ......................................       3,087
      39    Cigna Corp. ......................................       2,059
      24    Cincinnati Financial Corp. .......................       1,059
      26    CIT Group, Inc. ..................................       1,440
     678    Citigroup, Inc. ..................................      34,760
      21    Comerica, Inc. ...................................       1,271
      26    Commerce Bancorp, Inc. (G)........................         974
      18    Compass Bancshares, Inc. .........................       1,247
      81    Countrywide Financial Corp. ......................       2,957
      17    Developers Diversified Realty Corp. ..............         901
      59    E*Trade Financial Corp. (D).......................       1,293
      40    Equity Residential Properties Trust...............       1,818
      91    Federal Home Loan Mortgage Corp. .................       5,504
     133    Federal National Mortgage Association.............       8,708
      12    Federated Investors, Inc. ........................         466
      75    Fifth Third Bankcorp..............................       2,998
      17    First Horizon National Corp. .....................         670
      23    Franklin Resources, Inc. .........................       2,992
      34    General Growth Properties, Inc. ..................       1,779
      59    Genworth Financial, Inc. (G)......................       2,042
      56    Goldman Sachs Group, Inc. ........................      12,130
      72    Host Hotels & Resorts, Inc. ......................       1,653
      66    Hudson City Bancorp, Inc. (G).....................         811
      23    Humana, Inc. (D)(G)...............................       1,402
      50    Huntington Bancshares, Inc. ......................       1,138
      25    Janus Capital Group, Inc. (G).....................         708
     468    JP Morgan Chase & Co. ............................      22,677
      54    Keycorp...........................................       1,845
      31    Kimco Realty Corp. (G)............................       1,180
      18    Legg Mason, Inc. .................................       1,775
      73    Lehman Brothers Holdings, Inc. (G)................       5,441
      41    Lincoln National Corp. ...........................       2,894
      63    Loews Corp. (G)...................................       3,224
      10    M&T Bank Corp. ...................................       1,107
      76    Marsh & McLennan Cos., Inc. ......................       2,350
      36    Marshall & Ilsley Corp. ..........................       1,691
      19    MBIA, Inc. (G)....................................       1,154
      38    Medco Health Solutions, Inc. (D)..................       2,997
      57    Mellon Financial Corp. ...........................       2,512
     119    Merrill Lynch & Co., Inc. ........................       9,972
     112    Metlife, Inc. ....................................       7,209
      11    MGIC Investment Corp. (G).........................         649
     144    Morgan Stanley....................................      12,113
      79    National City Corp. ..............................       2,630
      26    Northern Trust Corp. .............................       1,660
      24    Plum Creek Timber Co., Inc. ......................       1,011
      47    PNC Financial Services Group, Inc. ...............       3,379
      40    Principal Financial Group, Inc. ..................       2,354
     105    Progressive Corp. (G).............................       2,502
      35    ProLogis..........................................       1,998
      71    Prudential Financial, Inc. (G)....................       6,856
      17    Public Storage, Inc. .............................       1,294
      97    Regions Financial Corp. ..........................       3,197

                                                                  MARKET
 SHARES                                                         VALUE (W)
---------                                                       ----------
            FINANCE -- (CONTINUED)
       8    Ryder System, Inc. (G)............................  $      447
      15    SAFECO Corp. (G)..................................         938
      31    Simon Property Group, Inc. .......................       2,849
      56    SLM Corp. ........................................       3,245
      49    Sovereign Bancorp, Inc. (G).......................       1,046
      54    State Street Corp. ...............................       3,721
      49    SunTrust Banks, Inc. .............................       4,186
      45    Synovus Financial Corp. ..........................       1,372
      36    T. Rowe Price Group, Inc. ........................       1,889
      14    Torchmark Corp. (G)...............................         963
      94    Travelers Co., Inc. ..............................       5,044
     184    UnitedHealth Group, Inc. .........................       9,391
      52    Unum Group........................................       1,351
     238    US Bancorp........................................       7,851
      18    Vornado Realty Trust..............................       1,963
     262    Wachovia Corp. ...................................      13,436
     122    Washington Mutual, Inc. ..........................       5,192
      84    Wellpoint, Inc. (D)...............................       6,709
     458    Wells Fargo & Co. ................................      16,093
     106    Western Union Co. ................................       2,205
      26    XL Capital Ltd. Class A...........................       2,223
      15    Zions Ban Corp. ..................................       1,156
                                                                ----------
                                                                   409,510
                                                                ----------
            HEALTH CARE -- 10.3%
     211    Abbott Laboratories...............................      11,300
      42    Allergan, Inc. ...................................       2,427
      26    Amerisource Bergen Corp. (G)......................       1,296
     159    Amgen, Inc. (D)...................................       8,785
      14    Bard (C.R.), Inc. ................................       1,171
      15    Barr Pharmaceuticals, Inc. (D)....................         756
       7    Bausch & Lomb, Inc. ..............................         514
      89    Baxter International, Inc. .......................       5,027
      34    Becton, Dickinson & Co. (G).......................       2,504
      39    Biogen Idec, Inc. (D).............................       2,092
      34    Biomet, Inc. .....................................       1,534
     163    Boston Scientific Corp. (D).......................       2,494
     270    Bristol-Myers Squibb Co. .........................       8,510
      53    Cardinal Health, Inc. ............................       3,724
      52    Celgene Corp. (D)(G)..............................       2,982
      21    Coventry Health Care, Inc. (D)....................       1,237
     211    CVS/Caremark Corp. ...............................       7,707
     135    Eli Lilly & Co. ..................................       7,551
      44    Forest Laboratories, Inc. (D).....................       1,987
      36    Genzyme Corp. (D).................................       2,319
     128    Gilead Sciences, Inc. (D).........................       4,961
      21    Hospira, Inc. (D).................................         833
     397    Johnson & Johnson.................................      24,453
      33    King Pharmaceuticals, Inc. (D)....................         681
      16    Laboratory Corp. of America Holdings (D)..........       1,260
      10    Manor Care, Inc. .................................         651
      40    McKesson Corp. ...................................       2,414
     297    Merck & Co., Inc. ................................      14,788
      74    Monsanto Co. (G)..................................       5,031
      34    Mylan Laboratories, Inc. .........................         622
     962    Pfizer, Inc. .....................................      24,590

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

                                                                  MARKET
 SHARES                                                         VALUE (W)
---------                                                       ----------
COMMON STOCK -- (CONTINUED)
            HEALTH CARE -- (CONTINUED)
      22    Quest Diagnostics, Inc. (G).......................  $    1,118
     204    Schering-Plough Corp. ............................       6,213
      18    Sigma-Aldrich Corp. ..............................         773
      46    St. Jude Medical, Inc. (D)(G).....................       1,922
      41    Stryker Corp. (G).................................       2,585
      65    Tenet Healthcare Corp. (D)(G).....................         422
      18    Varian Medical Systems, Inc. (D)(G)...............         747
     137    Walgreen Co. .....................................       5,970
      14    Watson Pharmaceuticals, Inc. (D)..................         455
     184    Wyeth.............................................      10,568
      32    Zimmer Holdings, Inc. (D).........................       2,757
                                                                ----------
                                                                   189,731
                                                                ----------
            SERVICES -- 6.5%
      35    Allied Waste Industries, Inc. (D).................         472
      19    Apollo Group, Inc. Class A (D)....................       1,120
      32    Autodesk, Inc. (D)................................       1,492
      76    Automatic Data Processing, Inc. ..................       3,675
      62    Avaya, Inc. (D)...................................       1,039
      23    C.H. Robinson Worldwide, Inc. ....................       1,232
     100    CBS Corp. Class B (G).............................       3,346
      19    Cintas Corp. .....................................         733
      68    Clear Channel Communications, Inc. ...............       2,571
      20    Cognizant Technology Solutions Corp. (D)..........       1,482
     426    Comcast Corp. Class A (D).........................      11,991
      24    Computer Sciences Corp. (D).......................       1,402
      19    Convergys Corp. (D)...............................         456
     106    DirecTV Group, Inc. (D)...........................       2,440
       9    Dow Jones & Co., Inc. (G).........................         512
      11    E.W. Scripps Co. .................................         523
      24    Ecolab, Inc. .....................................       1,026
      70    Electronic Data Systems Corp. ....................       1,933
      20    Equifax, Inc. (D).................................         883
      37    Express Scripts, Inc. (D).........................       1,862
      42    FedEx Corp. ......................................       4,682
      12    Fluor Corp. (G)...................................       1,350
      32    Gannett Co., Inc. ................................       1,767
      44    H & R Block, Inc. ................................       1,031
      26    Harrah's Entertainment, Inc. .....................       2,185
      53    Hilton Hotels Corp. ..............................       1,788
      27    IMS Health, Inc. (G)..............................         857
      64    Interpublic Group of Cos., Inc. (D)(G)............         732
      45    Marriott International, Inc. Class A..............       1,944
      47    McGraw-Hill Cos., Inc. ...........................       3,202
       5    Meredith Corp. (G)................................         330
      18    Monster Worldwide, Inc. (D).......................         738
      31    Moody's Corp. ....................................       1,957
      20    New York Times Co. Class A (G)....................         502
     319    News Corp. Class A................................       6,770
      48    Novell, Inc. (D)..................................         374
      45    Omnicom Group, Inc. ..............................       2,401
      47    Paychex, Inc. ....................................       1,824
      30    R.R. Donnelley & Sons Co. ........................       1,318
      23    Robert Half International, Inc. ..................         833
      29    Starwood Hotels & Resorts.........................       1,978

                                                                  MARKET
 SHARES                                                         VALUE (W)
---------                                                       ----------
            SERVICES -- (CONTINUED)
     489    Sun Microsystems, Inc. (D)........................  $    2,573
     519    Time Warner, Inc. ................................      10,914
      12    Tribune Co. ......................................         343
      47    Unisys Corp. (D)..................................         434
     145    United Parcel Service, Inc. Class B...............      10,595
      94    Viacom, Inc. Class B (D)..........................       3,932
     272    Walt Disney Co. ..................................       9,270
      71    Waste Management, Inc. ...........................       2,769
      25    Wyndham Worldwide Corp. (D).......................         908
                                                                ----------
                                                                   120,491
                                                                ----------
            TECHNOLOGY -- 22.7%
      81    Adobe Systems, Inc. (D)...........................       3,234
      75    Advanced Micro Devices, Inc. (D)(G)...............       1,079
      14    Affiliated Computer Services, Inc. Class A (D)....         771
      54    Agilent Technologies, Inc. (D)....................       2,085
      47    Alltel Corp. .....................................       3,201
      49    Altera Corp. .....................................       1,080
      45    Analog Devices, Inc. .............................       1,686
     118    Apple, Inc. (D)...................................      14,458
      25    Applera Corp. -- Applied Biosystems Group.........         767
     845    AT&T, Inc. .......................................      35,060
      28    BMC Software, Inc. (D)............................         846
      64    Broadcom Corp. Class A (D)........................       1,865
      56    CA, Inc. .........................................       1,455
      15    CenturyTel, Inc. .................................         738
      12    Ciena Corp. (D)...................................         420
     832    Cisco Systems, Inc. (D)...........................      23,167
      47    Citizens Communications Co. (G)...................         720
      25    Citrix Systems, Inc. (D)..........................         834
      41    Compuware Corp. (D)...............................         492
      25    Cooper Industries Ltd. ...........................       1,432
     215    Corning, Inc. (D).................................       5,506
      33    Danaher Corp. ....................................       2,464
     311    Dell, Inc. (D)....................................       8,887
      28    Dover Corp. ......................................       1,432
      42    Electronic Arts, Inc. (D).........................       2,009
      21    Embarq Corp. .....................................       1,314
     288    EMC Corp. (D).....................................       5,204
     109    Emerson Electric Co. .............................       5,099
      22    Fidelity National Information Services, Inc. .....       1,216
     103    First Data Corp. .................................       3,378
      23    Fiserv, Inc. (D)..................................       1,307
   1,410    General Electric Co. .............................      53,962
      30    Google, Inc. (D)..................................      15,615
       9    Harman International Industries, Inc. ............       1,047
     359    Hewlett-Packard Co. ..............................      16,011
      30    IAC/Interactive Corp. (D)(G)......................       1,041
     796    Intel Corp. ......................................      18,914
     187    International Business Machines Corp. ............      19,701
      47    Intuit, Inc. (D)..................................       1,412
      25    Jabil Circuit, Inc. (G)...........................         542
      29    JDS Uniphase Corp. (D)(G).........................         389
      78    Juniper Networks, Inc. (D)(G).....................       1,953
      17    L-3 Communications Holdings, Inc. ................       1,664
      13    Lexmark International, Inc. ADR (D)...............         638

The accompanying notes are an integral part of these financial statements.

 HARTFORD INDEX HLS FUND

 JUNE 30, 2007 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                  MARKET
 SHARES                                                         VALUE (W)
---------                                                       ----------
COMMON STOCK -- (CONTINUED)
            TECHNOLOGY -- (CONTINUED)
      35    Linear Technology Corp. (G).......................  $    1,259
      49    Lockheed Martin Corp. ............................       4,574
     106    LSI Corp. (D)(G)..................................         795
      44    Maxim Integrated Products, Inc. ..................       1,466
     158    Medtronic, Inc. ..................................       8,184
      31    MEMC Electronic Materials, Inc. (D)...............       1,876
     103    Micron Technology, Inc. (D).......................       1,295
   1,154    Microsoft Corp. ..................................      33,994
       7    Millipore Corp. (D)(G)............................         553
      19    Molex, Inc. ......................................         583
     317    Motorola, Inc. ...................................       5,613
      38    National Semiconductor Corp. .....................       1,081
      25    NCR Corp. (D).....................................       1,294
      51    Network Appliance, Inc. (D).......................       1,484
      50    NVIDIA Corp. (D)..................................       2,054
     542    Oracle Corp. (D)..................................      10,690
      16    PerkinElmer, Inc. ................................         426
      22    QLogic Corp. (D)..................................         365
     228    Qualcomm, Inc. ...................................       9,909
     213    Qwest Communications International, Inc. (D)(G)...       2,064
      61    Raytheon Co. (G)..................................       3,278
      23    Rockwell Collins, Inc. (G)........................       1,622
      31    SanDisk Corp. (D)(G)..............................       1,530
     124    Solectron Corp. (D)(G)............................         457
     397    Sprint Nextel Corp. ..............................       8,212
     123    Symantec Corp. (D)................................       2,494
      11    Tektronix, Inc. ..................................         377
      60    Tellabs, Inc. (D).................................         647
     196    Texas Instruments, Inc. (G).......................       7,391
      58    Thermo Fisher Scientific, Inc. (D)(G).............       2,992
     272    Tyco International Ltd. ..........................       9,180
      34    VeriSign, Inc. (D)................................       1,066
     398    Verizon Communications, Inc. .....................      16,377
      14    Waters Corp. (D)..................................         822
      11    Whirlpool Corp. ..................................       1,206
      65    Windstream Corp. (G)..............................         963
      41    Xilinx, Inc. .....................................       1,092
     166    Yahoo!, Inc. (D)..................................       4,497
                                                                ----------
                                                                   419,857
                                                                ----------
            TRANSPORTATION -- 1.3%
      49    Burlington Northern Santa Fe Corp. ...............       4,158
      61    Carnival Corp. ...................................       2,954
      60    CSX Corp. ........................................       2,700
      55    General Dynamics Corp. ...........................       4,338
      35    Harley-Davidson, Inc. ............................       2,103
      54    Norfolk Southern Corp. (G)........................       2,832
     107    Southwest Airlines Co. ...........................       1,595
      37    Union Pacific Corp. ..............................       4,269
                                                                ----------
                                                                    24,949
                                                                ----------

                                                                  MARKET
 SHARES                                                         VALUE (W)
---------                                                       ----------
            UTILITIES -- 3.5%
      91    AES Corp. (D)(G)..................................  $    2,002
      23    Allegheny Energy, Inc. (D)........................       1,174
      28    Ameren Corp. (G)..................................       1,387
      55    American Electric Power Co., Inc. ................       2,459
      44    CenterPoint Energy, Inc. (G)......................         765
      31    CMS Energy Corp. .................................         528
      37    Consolidated Edison, Inc. ........................       1,671
      25    Constellation Energy Group, Inc. .................       2,159
      48    Dominion Resources, Inc. .........................       4,139
      24    DTE Energy Co. (G)................................       1,161
     173    Duke Energy Corp. ................................       3,159
      55    Dynegy Holdings, Inc. (D).........................         522
      45    Edison International..............................       2,503
      96    El Paso Corp. ....................................       1,653
      27    Entergy Corp. ....................................       2,906
      92    Exelon Corp. .....................................       6,691
      42    FirstEnergy Corp. ................................       2,704
      56    FPL Group, Inc. ..................................       3,161
      10    Integrys Energy Group, Inc. ......................         523
      38    NiSource, Inc. ...................................         779
      48    PG&E Corp. (G)....................................       2,182
      14    Pinnacle West Capital Corp. ......................         547
      53    PPL Corp. ........................................       2,471
      35    Progress Energy, Inc. ............................       1,590
      35    Public Service Enterprise Group, Inc. (G).........       3,037
      24    Questar Corp. ....................................       1,254
     103    Southern Co. .....................................       3,532
      87    Spectra Energy Corp. .............................       2,247
      29    TECO Energy, Inc. ................................         495
      63    TXU Corp. ........................................       4,233
      56    Xcel Energy, Inc. (G).............................       1,144
                                                                ----------
                                                                    64,778
                                                                ----------
            Total common stock
              (cost $1,397,428)...............................  $1,831,218
                                                                ----------
PRINCIPAL
 AMOUNT
---------
 SHORT-TERM INVESTMENTS -- 6.9%
            REPURCHASE AGREEMENTS -- 0.9%
            BNP Paribas Securities Corp. Repurchase Agreement
              (maturing on 07/02/2007 in the amount of $5,077,
              collateralized by U.S. Treasury Bonds,
              7.13% -- 8.75%, 2020 -- 2023, value of $5,205)
$  5,075      4.35% dated 07/02/2007..........................  $    5,075
            RBS Greenwich Capital Markets Repurchase Agreement
              (maturing on 07/02/2007 in the amount of $5,767,
              collateralized by U.S. Treasury Note, 4.50%,
              2010, value of $5,901)
   5,764      4.35% dated 07/02/2007..........................       5,764

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

PRINCIPAL                                                         MARKET
 AMOUNT                                                         VALUE (W)
---------                                                       ----------
SHORT-TERM INVESTMENTS -- (CONTINUED)
            REPURCHASE AGREEMENTS -- (CONTINUED)
            UBS Securities, Inc. Repurchase Agreement
              (maturing on 07/02/2007 in the amount of $5,077,
              collateralized by U.S. Treasury Note, 8.75%,
              2017, value of $5,195)
$  5,075      4.40% dated 07/02/2007..........................  $    5,075
                                                                ----------
                                                                    15,914
                                                                ----------
 SHARES
---------
        )                             SHORT-TERM INVESTMENTS -- (CONTINUED
            SECURITIES PURCHASED WITH PROCEEDS FROM SECURITY
            LENDING -- 5.9%
            CASH COLLATERAL REINVESTMENT FUND:
 109,572    Mellon GSL DBT II Collateral Fund.................  $  109,572
                                                                ----------
PRINCIPAL
 AMOUNT
---------
            U.S. TREASURY BILLS -- 0.1%
$  1,100    4.61%, 09/20/2007 (M)(S)..........................       1,089
                                                                ----------
            Total short-term investments
              (cost $126,575).................................  $  126,575
                                                                ----------

            Total investments
              (cost $1,524,003) (C)...........................  106.0%    $1,957,793
            Other assets and liabilities......................   (6.0)%     (110,178)
                                                                -----     ----------
            Total net assets..................................  100.0%    $1,847,615
                                                                =====     ==========

Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 0.16% of total net assets at June 30, 2007.
  (C) At June 30, 2007, the cost of securities for federal income tax purposes was $1,544,870 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

      Unrealized Appreciation.......................  $ 526,780
      Unrealized Depreciation.......................   (113,857)
                                                      ---------
      Net Unrealized Appreciation...................  $ 412,923
                                                      =========

(D) Currently non-income producing.
(G) Security is partially on loan at June 30, 2007.
(M) The interest rate disclosed for these securities represents the effective yield on the date of acquisition.
(S) Security pledged as initial margin deposit for open futures contracts at June 30, 2007.

                                                                      UNREALIZED
                              NUMBER OF               EXPIRATION    APPRECIATION/
      DESCRIPTION             CONTRACTS*   POSITION      MONTH      (DEPRECIATION)
      -----------             ----------   --------   -----------   --------------
      Standard & Poors 500
      Long Futures Contract       47         Long     Sept., 2007       $(153)
                                                                        =====

     * The number of contracts does not omit 000's.

  (W)See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

HARTFORD INTERNATIONAL GROWTH HLS FUND
(PRIOR TO JULY 27, 2007, THE FUND WAS KNOWN AS HARTFORD INTERNATIONAL CAPITAL APPRECIATION HLS FUND)

 SCHEDULE OF INVESTMENTS
 JUNE 30, 2007 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                  MARKET
 SHARES                                                         VALUE (W)
---------                                                       ----------
 COMMON STOCK -- 97.2%
            AUSTRALIA -- 0.8%
     422    Brambles Ltd. (A)(D)..............................  $    4,348
     499    Transurban Group (A)..............................       3,383
                                                                ----------
                                                                     7,731
                                                                ----------
            BRAZIL -- 1.4%
     312    Companhia Vale do Rio Doce ADR....................      13,882
                                                                ----------
            CANADA -- 6.5%
     211    Cameco Corp. .....................................      10,711
      93    Potash Corp. of Saskatchewan......................       7,212
      99    Research In Motion Ltd. ADR (D)...................      19,819
     279    Rogers Communications, Inc. Class B...............      11,892
     164    Suncor Energy, Inc. ..............................      14,810
                                                                ----------
                                                                    64,444
                                                                ----------
            CHINA -- 3.5%
   3,585    China Communications Construction Co., Ltd. (A)...       6,424
   3,537    China Merchants Bank Co., Ltd. (A)................      10,770
     109    Ctrip.com International Ltd. .....................       8,586
     174    Focus Media Holding Ltd. ADR (D)(G)...............       8,762
                                                                ----------
                                                                    34,542
                                                                ----------
            DENMARK -- 1.9%
     290    Vestas Wind Systems A/S (A)(D)....................      19,037
                                                                ----------
            FINLAND -- 3.4%
   1,186    Nokia Oyj (A).....................................      33,315
                                                                ----------
            FRANCE -- 8.9%
     136    Alstom RGPT (A)(D)(G).............................      22,729
      63    Cie Generale d'Optique Essilor International S.A.
              (A)(D)(G).......................................       7,470
      42    Pinault-Printemps-Redoute S.A. (A)................       7,371
      44    Vallourec (A)(G)..................................      14,060
      --    Veolia Environment Rights (G).....................          --
     460    Veolia Environment S.A. (G).......................      36,117
                                                                ----------
                                                                    87,747
                                                                ----------
            GERMANY -- 17.0%
     579    Arcandor AG (D)(G)................................      19,598
     236    Bayer AG (A)......................................      17,892
     151    Continental AG (A)................................      21,326
     151    DaimlerChrysler AG (A)............................      14,011
     113    Deutsche Boerse AG (A)(G).........................      12,821
     230    Fresenius Medical Care AG & Co. (A)...............      10,625
     114    Henkel KGaA Vorzug (A)............................       6,027
     879    Infineon Technologies AG (A)(D)...................      14,601
      80    Salzgitter AG (A)(G)..............................      15,572
     142    Siemens AG (A)....................................      20,387
      64    Wacker Chemie AG (A)(G)...........................      15,180
                                                                ----------
                                                                   168,040
                                                                ----------
            GREECE -- 0.7%
     123    National Bank of Greece (A).......................       6,996
                                                                ----------
            HONG KONG -- 0.7%
   1,718    China Resources Enterprise (A)....................       6,460
                                                                ----------

                                                                  MARKET
 SHARES                                                         VALUE (W)
---------                                                       ----------
            IRELAND -- 2.9%
   1,053    Elan Corp. plc ADR (D)(G).........................  $   23,094
     140    Ryanair Holdings plc ADR (D)(G)...................       5,293
                                                                ----------
                                                                    28,387
                                                                ----------
            ITALY -- 1.5%
     433    Bulgari S.p.A. (A)................................       6,952
     210    Luxottica Group S.p.A. (A)........................       8,174
                                                                ----------
                                                                    15,126
                                                                ----------
            JAPAN -- 9.7%
     111    Advantest Corp. (A)...............................       4,824
     167    Canon, Inc. (A)(G)................................       9,770
     171    Elpida Memory, Inc. (A)(D)........................       7,514
      43    Fanuc Ltd. (A)....................................       4,438
       4    Japan Tobacco, Inc. (A)...........................      19,485
     354    Komatsu Ltd. (A)..................................      10,263
     262    Mitsubishi Corp. (A)..............................       6,865
     708    Mitsui O.S.K. Lines, Ltd. (A).....................       9,600
      20    Nintendo Co., Ltd. (A)............................       7,187
     186    Sony Corp. (A)....................................       9,522
      63    Yamada Denki Co., Ltd. (A)........................       6,616
                                                                ----------
                                                                    96,084
                                                                ----------
            LUXEMBOURG -- 1.0%
     109    Millicom International Cellular S.A. (D)(G).......       9,952
                                                                ----------
            MEXICO -- 1.0%
     152    America Movil S.A.B. de C.V. ADR..................       9,426
                                                                ----------
            NETHERLANDS -- 2.8%
     683    ASML Holding N.V. (A)(D)..........................      18,766
     271    Unilever N.V. CVA (A).............................       8,401
                                                                ----------
                                                                    27,167
                                                                ----------
            NORWAY -- 1.3%
     342    Renewable Energy Corp. AS (A)(D)(G)...............      13,243
                                                                ----------
            SOUTH KOREA -- 4.7%
     119    Hyundai Motor Co., Ltd. (A).......................       9,371
     104    Kookmin Bank (A)(D)...............................       9,086
     227    LG Electronics, Inc. (A)(D).......................      18,726
      16    Samsung Electronics Co., Ltd. (A).................       9,499
                                                                ----------
                                                                    46,682
                                                                ----------
            SPAIN -- 2.1%
     305    Gamesa Corporacion Tecnologica S.A. (A)...........      11,016
     167    Iberdrola S.A. (A)................................       9,339
                                                                ----------
                                                                    20,355
                                                                ----------
            SWEDEN -- 1.7%
      96    Alfa Laval AB (A).................................       5,784
   2,661    Telefonaktiebolaget LM Ericsson (A)...............      10,614
                                                                ----------
                                                                    16,398
                                                                ----------
            SWITZERLAND -- 5.7%
     520    ABB Ltd. (A)......................................      11,730
     267    Julius Baer Holding Ltd. (A)......................      19,108
      26    Nestle S.A. (A)...................................      10,044

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

                                                                  MARKET
 SHARES                                                         VALUE (W)
---------                                                       ----------
COMMON STOCK -- (CONTINUED)
            SWITZERLAND -- (CONTINUED)
      52    Phonak Holding AG (A).............................  $    4,627
     186    Swatch Group AG (A)...............................      10,540
                                                                ----------
                                                                    56,049
                                                                ----------
            TAIWAN -- 1.5%
   1,704    Hon Hai Precision Industry Co., Ltd. (A)..........      14,718
                                                                ----------
            UNITED KINGDOM -- 16.5%
   1,825    Amvescap plc (A)..................................      23,509
   3,736    Arm Holdings plc (A)..............................      10,930
     621    BT Group plc (A)..................................       4,130
     723    Burberry Group plc (A)............................       9,900
   3,249    Cable & Wireless plc (A)..........................      12,620
     294    Cadbury Schweppes plc (A).........................       3,987
   1,125    Carphone Warehouse Group plc (A)(G)...............       7,395
   1,789    Man Group plc (A).................................      21,758
     421    Reckitt Benckiser plc (A).........................      23,063
   1,276    Smith & Nephew plc (A)............................      15,805
   1,759    Tesco plc (A).....................................      14,717
     259    Xstrata plc (A)...................................      15,396
                                                                ----------
                                                                   163,210
                                                                ----------
            Total common stock
              (cost $819,214).................................  $  958,991
                                                                ----------
PRINCIPAL
 AMOUNT
---------
 SHORT-TERM INVESTMENTS -- 18.0%
            REPURCHASE AGREEMENTS -- 1.4%
            Banc of America Securities Joint Repurchase
              Agreement (maturing on 07/02/2007 in the amount
              of $18, collateralized by U.S. Treasury Note,
              12.00%, 2013, value of $18)
$     18      4.25% dated 07/02/2007..........................  $       18
            Banc of America Securities TriParty Joint
              Repurchase Agreement (maturing on 07/02/2007 in
              the amount of $2,627, collateralized by FNMA,
              5.00%, 2035, value of $2,679)
   2,626      5.36% dated 07/02/2007..........................       2,626
            Deutsche Bank Securities TriParty Joint Repurchase
              Agreement (maturing on 07/02/2007 in the amount
              of $6,973, collateralized by FHLMC,
              4.50% -- 6.50%, 2019 -- 2037, value of $7,109)
   6,969      5.36% dated 07/02/2007..........................       6,969
            UBS Securities, Inc. TriParty Joint Repurchase
              Agreement (maturing on 07/02/2007 in the amount
              of $4,312, collateralized by FNMA,
              4.50% -- 6.50%, 2020 -- 2037, value of $4,396)
   4,310      5.37% dated 07/02/2007..........................       4,310
                                                                ----------
                                                                    13,923
                                                                ----------
                                                                 MARKET
 SHARES                                                         VALUE (W)
---------                                                       ----------
            SECURITIES PURCHASED WITH PROCEEDS FROM SECURITY
            LENDING -- 16.6%
            CASH COLLATERAL REINVESTMENT FUND:
 163,805    BNY Institutional Cash Reserve Fund...............  $  163,805
                                                                ----------
            Total short-term investments
              (cost $177,728).................................  $  177,728
                                                                ----------

            Total investments
              (cost $996,942) (C).............................  115.2%    $1,136,719
            Other assets and liabilities......................  (15.2)%     (149,607)
                                                                -----     ----------
            Total net assets..................................  100.0%    $  987,112
                                                                =====     ==========

Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 95.39% of total net assets at June 30, 2007.
  C At June 30, 2007, the cost of securities for federal income tax purposes was $1,002,068 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

      Unrealized Appreciation........................  $138,919
      Unrealized Depreciation........................    (4,268)
                                                       --------
      Net Unrealized Appreciation....................  $134,651
                                                       ========

 (A) The aggregate value of securities valued in good faith at fair value by, or under the direction of, the Funds' Board of Directors at June 30, 2007, was $759,837, which represents 76.98% of total net assets.
(D) Currently non-income producing.
(G) Security is partially on loan at June 30, 2007.
(W) See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

     FORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING AT JUNE 30, 2007

                                                                 UNREALIZED
                               MARKET    CONTRACT   DELIVERY   APPRECIATION/
      DESCRIPTION              VALUE      AMOUNT      DATE     (DEPRECIATION)
      -----------              ------    --------   --------   --------------
      Australian Dollar
        (Sell)                 $  103     $  103    07/05/07        $ --
      British Pound (Buy)       5,368      5,341    07/02/07          27
      British Pound (Sell)      2,256      2,248    07/03/07          (8)
      British Pound (Sell)      3,293      3,292    07/05/07          (1)
      Canadian Dollar (Sell)    2,997      3,013    07/05/07          16
      Canadian Dollar (Sell)    3,772      3,771    07/05/07          (1)
      Euro (Buy)                  582        578    07/02/07           4
      Euro (Sell)               2,319      2,300    07/03/07         (19)
      Euro (Sell)               1,287      1,287    07/05/07          --
      Hong Kong Dollar
        (Sell)                    330        330    07/05/07          --
      Japanese Yen (Sell)       3,909      3,929    07/02/07          20
      Japanese Yen (Sell)       1,098      1,097    07/05/07          (1)
      Swedish Krona (Buy)       2,715      2,708    07/03/07           7
                                                                    ----
                                                                    $ 44
                                                                    ====

The accompanying notes are an integral part of these financial statements.

 HARTFORD INTERNATIONAL OPPORTUNITIES HLS FUND

 SCHEDULE OF INVESTMENTS
 JUNE 30, 2007 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                  MARKET
 SHARES                                                         VALUE (W)
---------                                                       ----------
 COMMON STOCK -- 96.9%
            AUSTRALIA -- 0.9%
   6,661    Oxiana Ltd. (A)(G)................................  $   19,838
                                                                ----------
            BELGIUM -- 0.5%
     164    UCB S.A. (A)(G)...................................       9,698
                                                                ----------
            BRAZIL -- 3.5%
   2,123    All America Latina Logistica S.A. ................      28,900
     633    Companhia Vale do Rio Doce ADR....................      28,204
      35    MMX Mineracao E Metalicos S.A. (D)................      18,507
                                                                ----------
                                                                    75,611
                                                                ----------
            CANADA -- 8.4%
     570    Cameco Corp. (G)..................................      28,896
     439    EnCana Corp. (G)..................................      27,020
     850    Nortel Networks Corp. (D)(G)......................      20,491
     113    Research in Motion Ltd. (D).......................      22,723
      31    Research In Motion Ltd. ADR (D)...................       6,180
     248    Suncor Energy, Inc. (G)...........................      22,322
   1,134    Talisman Energy, Inc. (G).........................      21,928
     481    Telus Corp. ......................................      28,812
                                                                ----------
                                                                   178,372
                                                                ----------
            CHINA -- 3.6%
  20,527    Bank of China Ltd. (A)(D)(G)......................      10,196
  10,690    China Merchants Bank Co., Ltd. (A)(G).............      32,554
   4,175    China Shenhua Energy Co., Ltd. (A)................      14,568
  16,752    Huaneng Power International, Inc. (A).............      19,365
                                                                ----------
                                                                    76,683
                                                                ----------
            EGYPT -- 1.4%
     457    Orascom Telecom Holding SAE GDR (G)...............      29,646
                                                                ----------
            FINLAND -- 2.2%
   1,681    Nokia Oyj (A)(G)..................................      47,198
                                                                ----------
            FRANCE -- 6.4%
     172    Alstom RGPT (A)(D)(G).............................      28,644
     832    Axa S.A. (A)(G)...................................      35,774
     241    BNP Paribas (A)(G)................................      28,591
     159    Cie Generale d'Optique Essilor International S.A.
              (A)(D)(G).......................................      18,950
     299    Peugeot S.A. (A)(G)...............................      24,097
                                                                ----------
                                                                   136,056
                                                                ----------
            GERMANY -- 9.2%
     813    Arcandor AG (D)(G)................................      27,535
     251    Continental AG (A)(G).............................      35,448
     286    DaimlerChrysler AG (A)(G).........................      26,421
     299    Deutsche Boerse AG (A)(G).........................      33,905
     181    E.On AG (A)(G)....................................      30,444
     300    Siemens AG (A)(G).................................      43,136
                                                                ----------
                                                                   196,889
                                                                ----------
            GREECE -- 0.6%
     417    EFG Eurobank Ergasias S.A. (A)....................      13,585
                                                                ----------

                                                                  MARKET
 SHARES                                                         VALUE (W)
---------                                                       ----------
            HONG KONG -- 6.4%
   7,761    Cathay Pacific Airways Ltd. (A)(G)................  $   19,301
   4,692    China Resources Enterprise (A)....................      17,642
   4,912    Hengan International Group Co., Ltd. (A)(G).......      17,466
   3,321    Hong Kong Exchanges & Clearing Ltd. (A)(G)........      46,883
   1,056    Melco PBL Entertainment Ltd. ADR (D)(G)...........      13,261
   9,090    Shangri-La Asia Ltd. (H)..........................      21,972
                                                                ----------
                                                                   136,525
                                                                ----------
            IRELAND -- 1.7%
     491    Elan Corp. plc ADR (D)(G).........................      10,770
   1,025    Ryanair Holdings plc (A)(D).......................       6,806
     511    Ryanair Holdings plc ADR (D)(G)...................      19,302
                                                                ----------
                                                                    36,878
                                                                ----------
            ITALY -- 6.3%
     398    Bulgari S.p.A. (A)................................       6,384
   1,933    Enel S.p.A. (A)(G)................................      20,778
     768    Ente Nazionale Idrocarburi S.p.A. (A)(G)..........      27,829
   2,045    Intesa Sanpaolo (A)(G)............................      15,245
     247    Tod's S.p.A. (A)(G)...............................      22,069
   4,599    UniCredito Italiano S.p.A. (A)(G).................      41,078
                                                                ----------
                                                                   133,383
                                                                ----------
            JAPAN -- 12.8%
     786    Aisin Seiki Co., Ltd. (A).........................      28,842
     249    Astellas Pharma, Inc. (A).........................      10,840
     721    Canon, Inc. (A)(G)................................      42,258
     246    Daiichi Sankyo Co., Ltd. (A)......................       6,532
     210    Eisai Co., Ltd. (A)...............................       9,153
   1,984    Hitachi Ltd. (A)(G)...............................      14,040
      11    Japan Tobacco, Inc. (A)(G)........................      52,196
     857    Komatsu Ltd. (A)..................................      24,841
   2,521    Mitsubishi Electric Corp. (A).....................      23,353
     646    Sony Corp. (A)(G).................................      33,171
      99    TDK Corp. (A).....................................       9,591
   2,015    Toshiba Corp. (A)(G)..............................      17,556
                                                                ----------
                                                                   272,373
                                                                ----------
            LUXEMBOURG -- 1.0%
     521    Evraz Group S.A. .................................      21,401
                                                                ----------
            MEXICO -- 0.9%
     704    Grupo Aeroportuario Del ADR (D)(G)................      19,331
                                                                ----------
            NETHERLANDS -- 5.6%
   1,066    Aercap Holdings N.V. (D)..........................      34,122
     750    ASML Holding N.V. (A)(D)..........................      20,604
     591    ING Groep N.V. (A)................................      26,025
     923    Koninklijke Philips Electronics N.V. (A)..........      39,134
                                                                ----------
                                                                   119,885
                                                                ----------
            NORWAY -- 1.4%
  13,815    Marine Harvest (A)(D)(G)..........................      14,918
     580    Petroleum Geo-Services (G)........................      14,494
                                                                ----------
                                                                    29,412
                                                                ----------

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

                                                                  MARKET
 SHARES                                                         VALUE (W)
---------                                                       ----------
COMMON STOCK -- (CONTINUED)
            RUSSIA -- 3.5%
     118    Lukoil ADR........................................  $    8,966
      89    Mining and Metallurgical Co. Norilsk Nickel ADR...      19,727
     554    OAO Gazprom ADR (K)...............................      23,200
     600    TMK OAO GDR (I)...................................      21,724
                                                                ----------
                                                                    73,617
                                                                ----------
            SINGAPORE -- 0.5%
     907    Singapore Airlines Ltd. (A).......................      11,146
                                                                ----------
            SOUTH AFRICA -- 1.2%
     823    Impala Platinum Holdings Ltd. (A).................      25,009
                                                                ----------
            SOUTH KOREA -- 0.6%
     203    Shinhan Financial Group Co., Ltd. (A).............      12,381
                                                                ----------
            SPAIN -- 1.2%
     768    Banco Bilbao Vizcaya Argentaria S.A. (A)(G).......      18,780
     400    Laboratorios Almiral S.A. (D).....................       7,939
                                                                ----------
                                                                    26,719
                                                                ----------
            SWEDEN -- 0.9%
     896    Assa Abloy Ab (A)(G)..............................      19,717
                                                                ----------
            SWITZERLAND -- 5.1%
     649    Julius Baer Holding Ltd. (A)......................      46,433
     165    Nestle S.A. (A)...................................      62,622
                                                                ----------
                                                                   109,055
                                                                ----------
            TURKEY -- 0.5%
   1,049    Akbank T.A.S. (A)(G)..............................       5,796
     691    Asya Katilim Bankasi AS (A)(D)....................       4,194
                                                                ----------
                                                                     9,990
                                                                ----------
            UNITED KINGDOM -- 10.0%
   2,833    Amvescap plc (A)..................................      36,498
     547    Burberry Group plc (A)............................       7,489
     548    Kelda Group plc (A)(G)............................      10,333
   5,983    Old Mutual plc (A)(G).............................      20,162
     469    Reckitt Benckiser plc (A).........................      25,683
     594    Standard Chartered plc (A)........................      19,377
   4,341    Tesco plc (A).....................................      36,321
     964    Xstrata plc (A)...................................      57,411
                                                                ----------
                                                                   213,274
                                                                ----------
            UNITED STATES -- 0.6%
      99    Synthes, Inc. (A).................................      11,896
                                                                ----------
            Total common stock
              (cost $1,767,468)...............................  $2,065,568
                                                                ----------
PRINCIPAL                                                        MARKET
 AMOUNT                                                         VALUE (W)
---------                                                       ----------
 SHORT-TERM INVESTMENTS -- 27.2%
            REPURCHASE AGREEMENTS -- 0.8%
      21    Banc of America Securities Joint Repurchase
              Agreement (maturing on 07/02/2007 in the amount
              of $21, collateralized by U.S. Treasury Note,
              12.00%, 2013, value of $21)
 $            4.25% dated 07/02/2007..........................  $       21
            Banc of America Securities TriParty Joint
              Repurchase Agreement (maturing on 07/02/2007 in
              the amount of $3,067, collateralized by FNMA,
              5.00%, 2035, value of $3,127)
              5.36% dated 07/02/2007..........................
   3,065                                                             3,065
            Deutsche Bank Securities TriParty Joint Repurchase
              Agreement (maturing on 07/02/2007 in the amount
              of $8,139, collateralized by FHLMC,
              4.50% -- 6.50%, 2019 -- 2037, value of $8,298)
              5.36% dated 07/02/2007..........................
   8,136                                                             8,136
            UBS Securities, Inc. TriParty Joint Repurchase
              Agreement (maturing on 07/02/2007 in the amount
              of $5,033, collateralized by FNMA,
              4.50% -- 6.50%, 2020 -- 2037, value of $5,131)
              5.37% dated 07/02/2007..........................
   5,031                                                             5,031
                                                                ----------
                                                                    16,253
                                                                ----------
 SHARES
---------
            SECURITIES PURCHASED WITH PROCEEDS FROM SECURITY
            LENDING -- 26.4%
            CASH COLLATERAL REINVESTMENT FUND:
 562,579    Navigator Prime Portfolio.........................     562,579
                                                                ----------
            Total short-term investments
              (cost $578,832).................................  $  578,832
                                                                ----------

            Total investments
              (cost $2,346,300) (C)...........................  124.1%    $2,644,400
            Other assets and liabilities......................  (24.1)%     (513,913)
                                                                -----     ----------
            Total net assets..................................  100.0%    $2,130,487
                                                                =====     ==========

Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 96.39% of total net assets at June 30, 2007.

 (C) At June 30, 2007, the cost of securities for federal income tax purposes was $2,347,736 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

      Unrealized Appreciation........................  $321,774
      Unrealized Depreciation........................   (25,110)
                                                       --------
      Net Unrealized Appreciation....................  $296,664
                                                       ========

 (A) The aggregate value of securities valued in good faith at fair value by, or under the direction of, the Funds' Board of Directors at June 30, 2007, was $1,518,195, which represents 71.26% of total net assets.

The accompanying notes are an integral part of these financial statements.

 HARTFORD INTERNATIONAL OPPORTUNITIES HLS FUND

 JUNE 30, 2007 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

 (D) Currently non-income producing.

 (G) Security is partially on loan at June 30, 2007.

 (I) Securities issued within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Pursuant to guidelines adopted by the Board of Directors, these issues are determined to be liquid. The aggregate value of these securities at June 30, 2007, was $21,724, which represents 1.02% of total net assets.

 (K) Securities contain some restrictions as to public resale. These securities comply with Regulation S, rules governing offers and sales made outside the United States without registration under the Securities Act of 1933, and are determined to be liquid. At June 30, 2007, the market value of these securities amounted to $23,200 or 1.09% of net assets.

 (H) The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

      PERIOD
      ACQUIRED        SHARES/PAR         SECURITY        COST BASIS
      --------        ----------         --------        ----------
      1/2007-6/2007     9,090      Shangri-La Asia Ltd.   $24,049

     The aggregate value of these securities at June 30, 2007 was $21,972 which represents 1.03% of total net assets.

  (W)See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

     FORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING AT JUNE 30, 2007

                                                               UNREALIZED
                              MARKET   CONTRACT   DELIVERY   APPRECIATION/
      DESCRIPTION             VALUE     AMOUNT      DATE     (DEPRECIATION)
      -----------             ------   --------   --------   --------------
      British Pound (Sell)    $1,989    $1,979    07/02/07        $(10)
      British Pound (Sell)    2,212      2,204    07/03/07          (8)
      British Pound (Sell)    3,088      3,087    07/05/07          (1)
      Canadian Dollar (Sell)  3,155      3,137    07/03/07         (18)
      Euro (Buy)              3,212      3,187    07/03/07          25
      Swiss Franc (Sell)      3,157      3,142    07/02/07         (15)
      Swiss Franc (Sell)      18,981    18,968    07/05/07         (13)
                                                                  ----
                                                                  $(40)
                                                                  ====

The accompanying notes are an integral part of these financial statements.

 HARTFORD INTERNATIONAL SMALL COMPANY HLS FUND

 SCHEDULE OF INVESTMENTS
 JUNE 30, 2007 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                         VALUE (W)
---------                                                       ---------
 COMMON STOCK -- 99.3%
            AUSTRALIA -- 9.3%
     360    Asciano Group (D)(G)..............................  $   3,094
   1,110    Babcock & Brown Power (A)(G)......................      3,249
   3,389    Centamin Egypt Ltd. (D)...........................      3,267
     908    Challenger Financial Services Group Ltd. (A)(G)...      4,471
   1,448    Dyno Nobel Ltd. (A)(G)............................      2,930
   2,512    Emeco Holdings Ltd. (A)(G)........................      3,499
     136    Energy Resources of Australia Ltd. (A)(G).........      2,198
     483    Programmed Maintenance Services Ltd. (A)..........      2,523
   1,795    Resource Pacific Holdings Ltd. (A)(D).............      3,127
     901    Seek Ltd. (A)(G)..................................      5,626
   1,723    Tower Australia Group Ltd. (A)(D)(G)..............      3,347
     684    Transurban Group (A)(G)...........................      4,636
     164    Zinifex Ltd. (A)..................................      2,603
                                                                ---------
                                                                   44,570
                                                                ---------
            BELGIUM -- 3.1%
       2    CFE (A)...........................................      4,382
      13    D'ieteren S.A. (A)(G).............................      6,032
      20    Umicore (A).......................................      4,384
                                                                ---------
                                                                   14,798
                                                                ---------
            BRAZIL -- 2.4%
     275    Cyrela Brazil Realty S.A. ........................      3,414
     144    Dufry South America LTDA (D)......................      3,313
     210    Lupatech S.A. ....................................      5,069
                                                                ---------
                                                                   11,796
                                                                ---------
            DENMARK -- 1.7%
      57    Genmab A/S (A)(D).................................      3,658
     181    H. Lundbeck A/S (A)...............................      4,586
                                                                ---------
                                                                    8,244
                                                                ---------
            FINLAND -- 1.0%
      87    Outotec Oyj (A)...................................      4,762
                                                                ---------
            FRANCE -- 8.0%
      42    BioMerieux S.A. (A)...............................      3,645
      49    Carbone Lorraine S.A. (A)(G)......................      3,802
      22    Cegedim S.A. (A)(G)...............................      2,734
      85    Ipsen (A)(G)......................................      4,361
      67    Korian (A)........................................      3,242
       5    Manitou BF (A)....................................        294
      78    Rhodia S.A. (D)(G)................................      3,538
     163    S.O.I. Tec S.A. (A)(D)(G).........................      3,443
      35    Seche Environment (A).............................      6,323
      96    Zodiac S.A. (A)(G)................................      7,371
                                                                ---------
                                                                   38,753
                                                                ---------
            GERMANY -- 8.6%
     112    Arcandor AG (D)(G)................................      3,800
      58    AWD Holding AG (A)(G).............................      2,458
     115    Colonia Real Estate AG (A)(D)(G)..................      4,831
      31    Interhyp AG (A)(G)................................      3,409
     131    Kontron AG (A)(G).................................      2,470
      53    MTU Aero Engines Holdings AG (A)..................      3,419

                                                                 MARKET
 SHARES                                                         VALUE (W)
---------                                                       ---------
            GERMANY -- (CONTINUED)
      77    Praktiker Bau-Und Heimwerkermaerkte Holding AG
              (A)(G)..........................................  $   3,097
      96    Rhoen-Klinikum AG (A).............................      5,748
      59    Stada Arzneimittel AG (A)(G)......................      3,760
     161    Symrise AG (D)(G).................................      4,813
      95    Wacker Construction Equipment AG (D)..............      3,564
                                                                ---------
                                                                   41,369
                                                                ---------
            GREECE -- 0.7%
     273    Hellenic Technodomiki Tev S.A. (A)................      3,572
                                                                ---------
            HONG KONG -- 2.7%
   8,284    China Power International Development Ltd.
              (A)(G)..........................................      4,526
   1,468    Cosco Pacific Ltd. (A)............................      3,848
   3,088    Far East Pharmaceutical Technology Co., Ltd.
              (A)(D)(G)(H)....................................         --
   1,827    Shangri-La Asia Ltd. (H)..........................      4,417
     160    Stella International (D)..........................        316
                                                                ---------
                                                                   13,107
                                                                ---------
            IRELAND -- 0.5%
     110    Elan Corp. plc (A)(D)(G)..........................      2,395
                                                                ---------
            ITALY -- 5.6%
     177    Ansaldo STS S.p.A. (A)(D).........................      2,341
     286    Antichi Pellettieri S.p.A. (A)....................      4,152
     157    Banca Popolare di Milano S.c.r.l. (A).............      2,395
     263    Banco di Desio e della Brianza S.A. (A)...........      3,045
     204    Brembo S.p.A. (A)(G)..............................      2,901
      88    ERG S.p.A. (A)....................................      2,379
     756    Immobiliare Grande Distribuzione (A)..............      3,091
      55    Pirelli & C. Real Estate S.p.A. (A)...............      3,186
     520    Safilo Group S.p.A. (A)...........................      3,403
                                                                ---------
                                                                   26,893
                                                                ---------
            JAPAN -- 22.7%
     725    Daishi Bank Ltd. (A)..............................      3,158
     960    Fuji Fire & Marine Insurance Co., Ltd. (A)........      3,837
     490    Higo Bank Ltd. (A)................................      3,378
     429    Hitachi Metals Ltd. (A)...........................      4,700
      44    Honeys Co., Ltd. (A)(G)...........................      1,756
     206    Iino Kaiun Kaisha, Ltd. (A)(G)....................      2,439
      13    Japan Petroleum Exploration Co., Ltd. (A)(G)......        890
     270    Japan Steel Works Ltd. (A)........................      4,108
       7    Jupiter Telecommunications Co., Ltd. (A)(D).......      5,689
     528    The Keiyo Bank Ltd. (A)...........................      3,076
       3    KK DaVinci Advisors (A)(D)(G).....................      2,380
     103    Kobayashi Pharmaceutical Co., Ltd. (A)............      3,442
     122    MEC Co., Ltd. (A)(G)..............................        995
      48    Milbon Co., Ltd. (A)(G)...........................      1,399
     347    Mitsubishi Rayon Co., Ltd. (A)(G).................      2,472
      41    Musashino Bank Ltd. (A)(G)........................      1,974
     258    Nabtesco Corp. (A)(G).............................      3,758
     820    Nachi-Fujikoshi Corp. (A)(G)......................      4,211
     199    Nok Corp. (A)(G)..................................      4,196
     508    NTN Corp. (A)(G)..................................      4,380

The accompanying notes are an integral part of these financial statements.

 HARTFORD INTERNATIONAL SMALL COMPANY HLS FUND

 JUNE 30, 2007 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                         VALUE (W)
---------                                                       ---------
COMMON STOCK -- (CONTINUED)
            JAPAN -- (CONTINUED)
      94    OBIC Business Consultants Ltd. (A)(G).............  $   5,658
      32    OBIC Co., Ltd. (A)(G).............................      6,293
      71    Point, Inc. (A)(G)................................      4,234
       2    RISA Partners, Inc. (A)(G)........................      4,184
     268    Shionogi & Co., Ltd. (A)..........................      4,365
   1,301    Sumitomo Osaka Cement Co., Ltd. (A)(G)............      3,446
      99    Sysmex Corp. (A)(G)...............................      3,640
     156    Taiyo Ink Manufacturing Co., Ltd. (A).............      4,846
      82    Uni-Charm Corp. (A)(G)............................      4,649
     109    Union Tool Co. (A)(G).............................      4,028
     163    Yamaguchi Financial Group, Inc. (A)...............      1,988
                                                                ---------
                                                                  109,569
                                                                ---------
            LIECHTENSTEIN -- 1.1%
      20    Verwalt & Privat-Bank AG..........................      5,312
                                                                ---------
            MALAYSIA -- 0.5%
   4,027    Air Asia BHD (A)(D)...............................      2,218
                                                                ---------
            MEXICO -- 0.9%
     830    Empresas ICA SAB de CV (D)(G).....................      4,210
                                                                ---------
            NETHERLANDS -- 3.9%
     110    Koninklijke BAM Groep N.V. (A)(G).................      3,109
     172    Ordina N.V. (A)(G)................................      3,570
     127    SBM Offshore N.V. (A)(G)..........................      4,830
     225    Spazio Investment N.V. ...........................      3,996
     102    Vedior N.V. CVA (A)...............................      3,060
                                                                ---------
                                                                   18,565
                                                                ---------
            NORWAY -- 0.7%
     584    Eitzen Chemical ASA (A)(D)........................      2,510
      24    Yara International ASA............................        724
                                                                ---------
                                                                    3,234
                                                                ---------
            PORTUGAL -- 0.8%
     384    Mota -- Engil S.A. (A)............................      3,681
                                                                ---------
            SINGAPORE -- 1.0%
     675    Cosco Corp. Singapore Ltd. (A)....................      1,648
   2,313    Goodpack Ltd. (A)(G)..............................      3,316
                                                                ---------
                                                                    4,964
                                                                ---------
            SOUTH KOREA -- 3.6%
      13    Cheil Communications, Inc. (A)(D).................      4,090
      39    GS Engineering & Construction Corp. (A)...........      4,708
      79    Hyundai Steel Co. (A).............................      4,324
      48    Mirea Asset Securities Co., Ltd. (A)..............      4,359
                                                                ---------
                                                                   17,481
                                                                ---------
            SPAIN -- 1.2%
     151    Prosegur Compania de Seguridad S.A. (A)(G)........      5,776
                                                                ---------
            SWEDEN -- 3.0%
     103    Boliden AB (A)(G).................................      2,126
     196    Munters AB (A)(G).................................      3,054

                                                                 MARKET
 SHARES                                                         VALUE (W)
---------                                                       ---------
            SWEDEN -- (CONTINUED)
     307    Swedish Match AB (A)..............................  $   5,930
     130    Trelleborg AB (A)(G)..............................      3,568
                                                                ---------
                                                                   14,678
                                                                ---------
            SWITZERLAND -- 2.5%
      36    Bachem Holding AG Class B (A).....................      3,019
      53    Dufry Group.......................................      5,986
      66    EFG International (A)(D)..........................      3,016
                                                                ---------
                                                                   12,021
                                                                ---------
            TURKEY -- 0.5%
     389    Asya Katilim Bankasi AS (A)(D)....................      2,359
                                                                ---------
            UNITED KINGDOM -- 12.7%
     169    Clapham House Group plc (A)(D)....................      1,335
      51    Derwent London plc (A)............................      1,884
     823    Fenner plc (A)....................................      3,907
      44    GCAP Media plc (A)(G).............................        170
   2,949    Guinness Peat Group plc (A).......................      4,681
      90    Homeserve plc (A).................................      3,231
     514    Informa Group plc (A).............................      5,723
      46    Mapeley Ltd. (A)..................................      2,553
     441    Mears Group plc (A)...............................      2,874
     617    Meggitt plc (A)...................................      3,789
     483    Morgan Crucible Co. plc (A).......................      2,796
     446    Petrofac Ltd. (A).................................      3,989
     299    Redrow plc (A)....................................      3,046
     166    Rexam plc.........................................      1,663
     221    Slough Estates plc (A)............................      2,750
     462    Star Energy Group plc (A)(D)......................      2,201
     150    Ultra Electronics Holdings plc (A)................      3,253
     116    Vedanta Resources plc (A).........................      3,749
     680    Wolfson Microelectronics plc (A)(D)...............      4,121
     407    Workspace Group plc (A)...........................      3,247
                                                                ---------
                                                                   60,962
                                                                ---------
            UNITED STATES -- 0.6%
     412    Lancashire Holdings Ltd. (A)(D)...................      2,821
                                                                ---------
            Total common stock
              (cost $423,848).................................  $ 478,110
                                                                ---------
PRINCIPAL
 AMOUNT
---------
 SHORT-TERM INVESTMENTS -- 23.2%
            REPURCHASE AGREEMENTS -- 0.5%
            Banc of America Securities Joint Repurchase
              Agreement (maturing on 07/02/2007 in the amount
              of $3, collateralized by U.S. Treasury Note,
              12.00%, 2013, value of $3)
$      3      4.25% dated 07/02/2007..........................  $       3
            Banc of America Securities TriParty Joint
              Repurchase Agreement (maturing on 07/02/2007 in
              the amount of $464, collateralized by FNMA,
              5.00%, 2035, value of $473)
     464      5.36% dated 07/02/2007..........................        464

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

PRINCIPAL                                                        MARKET
 AMOUNT                                                         VALUE (W)
---------                                                       ---------
SHORT-TERM INVESTMENTS -- (CONTINUED)
            REPURCHASE AGREEMENTS -- (CONTINUED)
            Deutsche Bank Securities TriParty Joint Repurchase
              Agreement (maturing on 07/02/2007 in the amount
              of $1,232, collateralized by FHLMC,
              4.50% -- 6.50%, 2019 -- 2037, value of $1,257)
$  1,232      5.36% dated 07/02/2007..........................  $   1,232
            UBS Securities, Inc. TriParty Joint Repurchase
              Agreement (maturing on 07/02/2007 in the amount
              of $762, collateralized by FNMA, 4.50% -- 6.50%,
              2020 -- 2037, value of $777)
     762      5.37% dated 07/02/2007..........................        762
                                                                ---------
                                                                    2,461
                                                                ---------
 SHARES
---------
            SECURITIES PURCHASED WITH PROCEEDS FROM SECURITY
            LENDING -- 22.7%
            CASH COLLATERAL REINVESTMENT FUND:
 109,541    Navigator Prime Portfolio.........................    109,541
                                                                ---------
            Total short-term investments
              (cost $112,002).................................  $ 112,002
                                                                ---------

            Total investments
              (cost $535,850) (C).............................  122.5%    $ 590,112
            Other assets and liabilities......................  (22.5)%    (108,506)
                                                                -----     ---------
            Total net assets..................................  100.0%    $ 481,606
                                                                =====     =========

Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 98.69% of total net assets at June 30, 2007.

  (C) At June 30, 2007, the cost of securities for federal income tax purposes was $536,797 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

      Unrealized Appreciation........................  $ 66,116
      Unrealized Depreciation........................   (12,801)
                                                       --------
      Net Unrealized Appreciation....................  $ 53,315
                                                       ========

 (A) The aggregate value of securities valued in good faith at fair value by, or under the direction of, the Funds' Board of Directors at June 30, 2007, was $417,614, which represents 86.71% of total net assets.

 (D) Currently non-income producing.

 (G) Security is partially on loan at June 30, 2007.

 (H) The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

      PERIOD
      ACQUIRED         SHARES/PAR               SECURITY               COST BASIS
      --------         ----------               --------               ----------
      03/2004-05/2004    3,088      Far East Pharmaceutical
                                    Technology Co., Ltd.                 $  445
      02/2006-12/2006    1,827      Shangri-La Asia Ltd.                  3,430

     The aggregate value of these securities at June 30, 2007 was $4,417 which represents 0.92% of total net assets.

  (W)See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

     FORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING AT JUNE 30, 2007

                                                                   UNREALIZED
                                 MARKET    CONTRACT   DELIVERY   APPRECIATION/
      DESCRIPTION                VALUE      AMOUNT      DATE     (DEPRECIATION)
      -----------               --------   --------   --------   --------------
      Australian Dollar (Buy)    $  485     $ 483     07/03/07        $ 2
      British Pound (Buy)           243       243     07/03/07         --
      Euro (Buy)                  1,914     1,903     07/02/07         11
      Euro (Sell)                   120       119     07/03/07         (1)
      Euro (Sell)                 1,212     1,212     07/05/07         --
      Hong Kong Dollar (Sell)       873       873     07/03/07         --
      Hong Kong Dollar (Buy)        319       319     07/06/07         --
      Japanese Yen (Sell)         1,429     1,428     07/05/07         (1)
      Norwegian Krone (Buy)         726       726     07/03/07         --
                                                                      ---
                                                                      $11
                                                                      ===

The accompanying notes are an integral part of these financial statements.

 HARTFORD MIDCAP HLS FUND

 SCHEDULE OF INVESTMENTS
 JUNE 30, 2007 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                  MARKET
 SHARES                                                         VALUE (W)
---------                                                       ----------
 COMMON STOCK -- 97.8%
            BASIC MATERIALS -- 8.2%
     540    Anhui Conch Cement Co., Ltd. (A)..................  $    3,796
   1,188    Cameco Corp. (G)..................................      60,254
     576    Carlisle Cos., Inc. (G)...........................      26,808
     254    CF Industries Holdings, Inc. .....................      15,182
   2,446    Kingboard Chemical Holdings Ltd. (A)..............      11,255
     538    Lyondell Chemical Co. ............................      19,956
     148    Owens-Illinois, Inc. (D)..........................       5,166
     575    Peabody Energy Corp. .............................      27,799
     433    Potash Corp. of Saskatchewan......................      33,730
     217    Precision Castparts Corp. ........................      26,372
     866    Teck Cominco Ltd. Class B.........................      36,818
                                                                ----------
                                                                   267,136
                                                                ----------
            CAPITAL GOODS -- 5.9%
     742    American Standard Cos., Inc. .....................      43,787
     418    Gamesa Corporacion Tecnologica S.A. (A)(G)........      15,120
     486    Graco, Inc. (G)...................................      19,592
     246    Kennametal, Inc. .................................      20,163
     777    KLA-Tencor Corp. (G)..............................      42,668
     310    Lam Research Corp. (D)............................      15,929
     605    Toro Co. (G)......................................      35,599
                                                                ----------
                                                                   192,858
                                                                ----------
            CONSUMER CYCLICAL -- 19.2%
     662    Abercrombie & Fitch Co. Class A (G)...............      48,284
     431    American Eagle Outfitters, Inc. (G)...............      11,048
   1,041    BJ's Wholesale Club, Inc. (D).....................      37,507
     317    BorgWarner, Inc. (G)..............................      27,301
     898    CarMax, Inc. (D)(G)...............................      22,904
     328    Children's Place Retail Stores, Inc. (D)(G).......      16,915
   2,912    Country Garden Holdings Co. (D)(G)................       2,458
     373    Crocs, Inc. (D)...................................      16,050
     818    Cytyc Corp. (D)(G)................................      35,260
     229    Dick's Sporting Goods, Inc. (D)(G)................      13,292
     416    Fastenal Co. (G)..................................      17,405
     588    Foster Wheeler Ltd. (D)...........................      62,899
     720    Gildan Activewear, Inc. (D)(G)....................      24,696
   3,974    Li & Fung Ltd. (A)(G).............................      14,304
   1,028    Newell Rubbermaid, Inc. ..........................      30,251
     423    O'Reilly Automotive, Inc. (D)(G)..................      15,453
     501    Oshkosh Truck Corp. (G)...........................      31,517
     157    Paccar, Inc. (G)..................................      13,672
   7,098    Peace Mark Holdings Ltd. (A)......................       9,698
   1,219    PetSmart, Inc. ...................................      39,547
     444    Pool Corp. (G)....................................      17,333
   1,619    Supervalu, Inc. ..................................      74,987
     731    Tiffany & Co. (G).................................      38,782
                                                                ----------
                                                                   621,563
                                                                ----------
            CONSUMER STAPLES -- 1.1%
     575    Clorox Co. .......................................      35,689
                                                                ----------
            ENERGY -- 4.6%
     835    GlobalSantaFe Corp. (G)...........................      60,307
     351    Murphy Oil Corp. (G)..............................      20,881
     391    Noble Energy, Inc. ...............................      24,394

                                                                  MARKET
 SHARES                                                         VALUE (W)
---------                                                       ----------
            ENERGY -- (CONTINUED)
     370    Southwestern Energy Co. (D)(G)....................  $   16,483
     847    Western Oil Sands, Inc. Class A (D)...............      28,217
                                                                ----------
                                                                   150,282
                                                                ----------
            FINANCE -- 12.1%
   6,430    Aberdeen Asset Management plc (A)(G)..............      25,150
     449    Assurant, Inc. ...................................      26,426
     206    Blackrock, Inc. (G)...............................      32,179
     829    Commerce Bancorp, Inc. (G)........................      30,672
   1,155    E*Trade Financial Corp. (D).......................      25,521
     179    Everest Re Group Ltd. ............................      19,446
     422    Health Net, Inc. (D)..............................      22,266
   2,269    Hong Kong Exchanges & Clearing Ltd. (A)(G)........      32,031
     192    Kimco Realty Corp. ...............................       7,298
     601    State Street Corp. ...............................      41,122
     893    T. Rowe Price Group, Inc. ........................      46,338
   1,616    UCBH Holdings, Inc. (G)...........................      29,528
   1,296    Unum Group........................................      33,831
     470    Webster Financial Corp. ..........................      20,038
                                                                ----------
                                                                   391,846
                                                                ----------
            HEALTH CARE -- 9.6%
     627    Amylin Pharmaceuticals, Inc. (D)(G)...............      25,811
     829    Barr Pharmaceuticals, Inc. (D)(G).................      41,631
     357    Cephalon, Inc. (D)(G).............................      28,665
     973    Charles River Laboratories International, Inc.
              (D)(G)..........................................      50,216
     582    Dade Behring Holdings, Inc. (G)...................      30,889
   1,248    Elan Corp. plc ADR (D)............................      27,360
     251    Manor Care, Inc. .................................      16,407
     514    Respironics, Inc. (D).............................      21,879
     595    St. Jude Medical, Inc. (D)........................      24,695
     479    Universal Health Services, Inc. Class B...........      29,434
     513    Vertex Pharmaceuticals, Inc. (D)(G)...............      14,643
                                                                ----------
                                                                   311,630
                                                                ----------
            SERVICES -- 19.4%
   2,998    Allied Waste Industries, Inc. (D)(G)..............      40,346
     691    Autodesk, Inc. (D)(G).............................      32,509
     380    C.H. Robinson Worldwide, Inc. ....................      19,931
   1,010    Cablevision Systems Corp. (D)(G)..................      36,563
   2,197    Cadence Design Systems, Inc. (D)(G)...............      48,242
     299    Diebold, Inc. (G).................................      15,629
   1,361    Equifax, Inc. (D)(G)..............................      60,456
     333    Fluor Corp. ......................................      37,109
     459    Focus Media Holding Ltd. ADR (D)(G)...............      23,200
     347    Getty Images, Inc. (D)(G).........................      16,604
     310    ITT Educational Services, Inc. (D)(G).............      36,364
     643    Manpower, Inc. (G)................................      59,310
   1,206    MoneyGram International, Inc. (G).................      33,716
     576    Monster Worldwide, Inc. (D).......................      23,653
     660    Paychex, Inc. ....................................      25,811
   1,624    Republic Services, Inc. (G).......................      49,766
   1,189    Robert Half International, Inc. ..................      43,383
     200    Strayer Education, Inc. (G).......................      26,395
                                                                ----------
                                                                   628,987
                                                                ----------
            TECHNOLOGY -- 12.5%
   2,083    Activision, Inc. (D)(G)...........................      38,880
   2,222    Altera Corp. (G)..................................      49,173

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

                                                                  MARKET
 SHARES                                                         VALUE (W)
---------                                                       ----------
COMMON STOCK -- (CONTINUED)
            TECHNOLOGY -- (CONTINUED)
      80    American Reprographics Co. LLC (D)(G).............  $    2,460
     678    American Tower Corp. Class A (D)..................      28,472
     641    Beckman Coulter, Inc. (G).........................      41,428
     866    Emulex Corp. (D)(G)...............................      18,916
     277    F5 Networks, Inc. (D)(G)..........................      22,334
     644    Linear Technology Corp. (G).......................      23,314
     917    McAfee, Inc. (D)..................................      32,264
     719    National Instruments Corp. .......................      23,402
   1,443    Network Appliance, Inc. (D).......................      42,142
     219    NII Holdings, Inc. Class B (D)(G).................      17,650
     448    Rockwell Collins, Inc. ...........................      31,611
      93    Roper Industries, Inc. (G)........................       5,299
   3,090    Sonus Networks, Inc. (D)(G).......................      26,326
                                                                ----------
                                                                   403,671
                                                                ----------
            TRANSPORTATION -- 2.5%
     269    Expeditors International of Washington, Inc. .....      11,110
   1,262    J.B. Hunt Transport Services, Inc. (G)............      36,999
     668    Landstar System, Inc. (G).........................      32,221
                                                                ----------
                                                                    80,330
                                                                ----------
            UTILITIES -- 2.7%
     993    Northeast Utilities...............................      28,161
     780    NRG Energy, Inc. (D)(G)...........................      32,408
     584    PNM Resources, Inc. (G)...........................      16,238
     323    Suntech Power Holdings Co., Ltd.
            ADR (D)(G)........................................      11,776
                                                                ----------
                                                                    88,583
                                                                ----------
            Total common stock
              (cost $2,551,166)...............................  $3,172,575
                                                                ----------
PRINCIPAL
 AMOUNT
---------
 SHORT-TERM INVESTMENTS -- 18.7%
            REPURCHASE AGREEMENTS -- 1.7%
            Banc of America Securities Joint Repurchase
              Agreement (maturing on 07/02/2007 in the amount
              of $71, collateralized by U.S. Treasury Note,
              12.00%, 2013, value of $73)
$     71      4.25% dated 07/02/2007..........................  $       71
            Banc of America Securities TriParty Joint
              Repurchase Agreement (maturing on 07/02/2007 in
              the amount of $10,511, collateralized by FNMA,
              5.00%, 2035, value of $10,716)
  10,506      5.36% dated 07/02/2007..........................      10,506
            Deutsche Bank Securities TriParty Joint Repurchase
              Agreement (maturing on 07/02/2007 in the amount
              of $27,894, collateralized by FHLMC,
              4.50% -- 6.50%, 2019 -- 2037, value of $28,439)
  27,882      5.36% dated 07/02/2007..........................      27,882

PRINCIPAL                                                         MARKET
 AMOUNT                                                         VALUE (W)
---------                                                       ----------
            REPURCHASE AGREEMENTS -- (CONTINUED)
            UBS Securities, Inc. TriParty Joint Repurchase
              Agreement (maturing on 07/02/2007 in the amount
              of $17,249, collateralized by FNMA,
              4.50% -- 6.50%, 2020 -- 2037, value of $17,586)
$ 17,241      5.37% dated 07/02/2007..........................  $   17,241
                                                                ----------
                                                                    55,700
                                                                ----------
 SHARES
---------
            SECURITIES PURCHASED WITH PROCEEDS FROM SECURITY
            LENDING -- 17.0%
            CASH COLLATERAL REINVESTMENT FUND:
 549,887    Navigator Prime Portfolio.........................     549,887
                                                                ----------
            Total short-term investments
              (cost $605,587).................................  $  605,587
                                                                ----------

            Total investments
              (cost $3,156,753) (C)...........................  116.5%    $3,778,162
            Other assets and liabilities......................  (16.5)%     (535,009)
                                                                -----     ----------
            Total net assets..................................  100.0%    $3,243,153
                                                                =====     ==========

Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 10.38% of total net assets at June 30, 2007.

 (C) At June 30, 2007, the cost of securities for federal income tax purposes was $3,157,752 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

      Unrealized Appreciation........................  $630,326
      Unrealized Depreciation........................    (9,916)
                                                       --------
      Net Unrealized Appreciation....................  $620,410
                                                       ========

 (A) The aggregate value of securities valued in good faith at fair value by, or under the direction of, the Funds' Board of Directors at June 30, 2007, was $111,354, which represents 3.43% of total net assets.

 (D) Currently non-income producing.

 (G) Security is partially on loan at June 30, 2007.

 (W) See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

 HARTFORD MIDCAP VALUE HLS FUND

 SCHEDULE OF INVESTMENTS
 JUNE 30, 2007 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                  MARKET
 SHARES                                                         VALUE (W)
---------                                                       ----------
 COMMON STOCK -- 98.8%
            BASIC MATERIALS -- 12.1%
     235    Arch Coal, Inc. (G)...............................  $    8,185
     257    Carlisle Cos., Inc. ..............................      11,944
     429    Celanese Corp. ...................................      16,648
   1,126    Chemtura Corp. ...................................      12,512
      65    Cleveland-Cliffs, Inc. (G)........................       5,025
     330    Cytec Industries, Inc. ...........................      21,012
     158    FMC Corp. ........................................      14,142
      78    Mueller Water Products, Inc. Class B..............       1,166
     432    Owens-Illinois, Inc. (D)..........................      15,120
     256    Pentair, Inc. ....................................       9,882
     223    Shaw Group, Inc. (D)(G)...........................      10,341
     476    UAP Holding Corp. ................................      14,335
                                                                ----------
                                                                   140,312
                                                                ----------
            CAPITAL GOODS -- 12.0%
     220    AGCO Corp. (D)....................................       9,537
     164    Alliant Techsystems, Inc. (D)(G)..................      16,211
     253    American Standard Cos., Inc. .....................      14,940
      66    Black & Decker Corp. .............................       5,784
     524    Goodrich Corp. ...................................      31,221
     223    Kennametal, Inc. .................................      18,285
     295    Toro Co. .........................................      17,343
     656    Varian Semiconductor Equipment Associates, Inc.
              (D).............................................      26,268
                                                                ----------
                                                                   139,589
                                                                ----------
            CONSUMER CYCLICAL -- 8.2%
     150    BorgWarner, Inc. .................................      12,863
   5,788    Buck Holdings L.P. (A)(D)(H)......................       5,210
     678    Circuit City Stores, Inc. ........................      10,220
     408    Copart, Inc. (D)..................................      12,465
     492    Foot Locker, Inc. ................................      10,730
     112    MDC Holdings, Inc. (G)............................       5,426
     110    Newell Rubbermaid, Inc. ..........................       3,237
     409    Ruby Tuesday, Inc. (G)............................      10,766
     242    United Stationers, Inc. (D).......................      16,147
     259    Walter Industries (G).............................       7,489
                                                                ----------
                                                                    94,553
                                                                ----------
            CONSUMER STAPLES -- 4.6%
     288    Bunge Ltd. Finance Corp. (G)......................      24,306
  13,270    Marine Harvest (A)(D).............................      14,329
     181    Smithfield Foods, Inc. (D)(G).....................       5,579
     375    Tyson Foods, Inc. Class A.........................       8,633
                                                                ----------
                                                                    52,847
                                                                ----------
            ENERGY -- 4.2%
     758    Brasil EcoDiesel Industria (D) (I)................       4,880
     417    Brasil EcoDiesel Industria ADR (D)................       2,687
     377    Newfield Exploration Co. (D)......................      17,168
     224    Noble Energy, Inc. ...............................      13,988
     369    UGI Corp. ........................................      10,066
                                                                ----------
                                                                    48,789
                                                                ----------

                                                                  MARKET
 SHARES                                                         VALUE (W)
---------                                                       ----------
            FINANCE -- 14.8%
     112    Affiliated Managers Group, Inc. (D)(G)............  $   14,408
     230    Ambac Financial Group, Inc. ......................      20,080
     161    CIT Group, Inc. ..................................       8,833
      43    City National Corp. ..............................       3,279
     350    Commerce Bancorp, Inc. (G)........................      12,939
     624    E*Trade Financial Corp. (D).......................      13,780
     142    Everest Re Group Ltd. ............................      15,449
     617    Genesis Lease Ltd. ...............................      16,895
     467    Huntington Bancshares, Inc. (G)...................      10,615
     179    KKR Financial Holdings LLC........................       4,454
     346    Platinum Underwriters Holdings Ltd. ..............      12,030
     271    Reinsurance Group of America, Inc. (G)............      16,313
      66    UnionBanCal Corp. ................................       3,922
     320    Unum Group (G)....................................       8,350
     227    Webster Financial Corp. ..........................       9,682
                                                                ----------
                                                                   171,029
                                                                ----------
            HEALTH CARE -- 7.8%
     445    Barr Pharmaceuticals, Inc. (D)....................      22,332
     287    Cooper Co., Inc. (G)..............................      15,308
     547    Endo Pharmaceuticals Holdings, Inc. (D)...........      18,727
   1,452    Impax Laboratories, Inc. (D)......................      17,424
     524    Theravance, Inc. (D)..............................      16,778
                                                                ----------
                                                                    90,569
                                                                ----------
            SERVICES -- 12.9%
     414    Avis Budget Group, Inc. (D).......................      11,776
   1,441    BearingPoint, Inc. (D)(G).........................      10,535
     195    Cablevision Systems Corp. (D).....................       7,061
     394    CACI International, Inc. Class A (D)..............      19,222
     264    CheckFree Corp. (D)(G)............................      10,613
     464    Entercom Communications Corp. (G).................      11,554
     422    IMS Health, Inc. .................................      13,559
     448    R.H. Donnelley Corp. (D)(G).......................      33,964
     361    R.R. Donnelley & Sons Co. ........................      15,716
     302    Unisys Corp. (D)..................................       2,758
     262    URS Corp. (D).....................................      12,705
                                                                ----------
                                                                   149,463
                                                                ----------
            TECHNOLOGY -- 14.3%
     670    Arrow Electronics, Inc. (D).......................      25,733
   1,185    Cinram International Income Fund..................      30,038
     185    Embarq Corp. .....................................      11,749
     826    Fairchild Semiconductor International, Inc. (D)...      15,966
   1,363    Flextronics International Ltd. (D)................      14,716
     895    JDS Uniphase Corp. (D)(G).........................      12,020
     266    McAfee, Inc. (D)..................................       9,346
     156    NCR Corp. (D).....................................       8,186
     639    QLogic Corp. (D)(G)...............................      10,636
     452    Solar Cayman Ltd. (A)(D)(H).......................       6,096
     203    Tektronix, Inc. ..................................       6,849
     607    Virgin Media, Inc. (G)............................      14,792
                                                                ----------
                                                                   166,127
                                                                ----------
            TRANSPORTATION -- 3.4%
     515    American Commercial Lines, Inc. (D)(G)............      13,408
     289    Northwest Airlines Corp. (D)(G)...................       6,404

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

                                                                  MARKET
 SHARES                                                         VALUE (W)
---------                                                       ----------
COMMON STOCK -- (CONTINUED)
            TRANSPORTATION -- (CONTINUED)
     180    Trinity Industries, Inc. (G)......................  $    7,857
     274    UAL Corp. (D)(G)..................................      11,138
                                                                ----------
                                                                    38,807
                                                                ----------
            UTILITIES -- 4.5%
     438    Northeast Utilities...............................      12,419
     466    PPL Corp. ........................................      21,818
     108    SBM Offshore N.V. (A).............................       4,131
     323    Wisconsin Energy Corp. ...........................      14,300
                                                                ----------
                                                                    52,668
                                                                ----------
            Total common stock
              (cost $876,811).................................  $1,144,753
                                                                ----------
PRINCIPAL
 AMOUNT
---------
 SHORT-TERM INVESTMENTS -- 15.3%
            REPURCHASE AGREEMENTS -- 1.4%
            Banc of America Securities Joint Repurchase
              Agreement (maturing on 07/02/2007 in the amount
              of $20, collateralized by U.S. Treasury Note,
              12.00%, 2013, value of $21)
$     20      4.25% dated 07/02/2007..........................  $       20
            Banc of America Securities TriParty Joint
              Repurchase Agreement (maturing on 07/02/2007 in
              the amount of $2,984, collateralized by FNMA,
              5.00%, 2035, value of $3,042)
   2,982      5.36% dated 07/02/2007..........................       2,982
            Deutsche Bank Securities TriParty Joint Repurchase
              Agreement (maturing on 07/02/2007 in the amount
              of $7,918, collateralized by FHLMC,
              4.50% -- 6.50%, 2019 -- 2037, value of $8,073)
   7,915      5.36% dated 07/02/2007..........................       7,915
            UBS Securities, Inc. TriParty Joint Repurchase
              Agreement (maturing on 07/02/2007 in the amount
              of $4,896, collateralized by FNMA,
              4.50% -- 6.50%, 2020 -- 2037, value of $4,992)
   4,894      5.37% dated 07/02/2007..........................       4,894
                                                                ----------
                                                                    15,811
                                                                ----------

                                                                 MARKET
 SHARES                                                         VALUE (W)
---------                                                       ----------
            SECURITIES PURCHASED WITH PROCEEDS FROM SECURITY
            LENDING -- 13.9%
            CASH COLLATERAL REINVESTMENT FUND:
 160,652    BNY Institutional Cash Reserve Fund...............  $  160,652
                                                                ----------
            Total short-term investments
              (cost $176,463).................................  $  176,463
                                                                ----------

            Total investments
              (cost $1,053,274) (C)...........................  114.1%    $1,321,216
            Other assets and liabilities......................  (14.1)%     (162,789)
                                                                -----     ----------
            Total net assets..................................  100.0%    $1,158,427
                                                                =====     ==========

Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 6.30% of total net assets at June 30, 2007.

 (C) At June 30, 2007, the cost of securities for federal income tax purposes was $1,053,861 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

      Unrealized Appreciation........................  $277,572
      Unrealized Depreciation........................   (10,217)
                                                       --------
      Net Unrealized Appreciation....................  $267,355
                                                       ========

 (A) The aggregate value of securities valued in good faith at fair value by, or under the direction of, the Funds' Board of Directors at June 30, 2007, was $29,766, which represents 2.57% of total net assets.

 (D) Currently non-income producing.

 (G) Security is partially on loan at June 30, 2007.

 (I) Securities issued within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Pursuant to guidelines adopted by the Board of Directors, these issues are determined to be liquid. The aggregate value of these securities at June 30, 2007, was $4,880, which represents 0.42% of total net assets.

 (H) The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

      PERIOD
      ACQUIRED         SHARES/PAR           SECURITY          COST BASIS
      --------         ----------           --------          ----------
      06/2007            5,788         Buck Holdings L.P.      $ 5,794
      03/2007              452         Solar Cayman Ltd.         6,779

     The aggregate value of these securities at June 30, 2007 was $11,306 which represents 0.98% of total net assets.

 (W) See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

 HARTFORD MONEY MARKET HLS FUND

 SCHEDULE OF INVESTMENTS
 JUNE 30, 2007 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

PRINCIPAL                                                         MARKET
 AMOUNT                                                         VALUE (W)
---------                                                       ----------
 SHORT-TERM INVESTMENTS -- 100.0%
            CONSUMER STAPLES -- 1.0%
            Alcoa, Inc.
 $21,900    5.27%, 07/11/2007.................................  $   21,868
                                                                ----------
            FINANCE -- 99.0%
            Alliance & Leicester plc
  26,800      5.30%, 11/06/2007...............................      26,310
  27,400      5.32%, 11/06/2007...............................      26,891
            American Express Credit Corp.
  25,000      5.26%, 07/05/2007...............................      24,985
  27,300      5.27%, 08/27/2007...............................      27,074
            American General Finance Corp.
  27,350      5.26%, 09/11/2007...............................      27,065
  26,500      5.30%, 07/10/2007...............................      26,465
  13,200      5.48%, 01/18/2008 (L)...........................      13,209
            American Honda Finance Corp.
  22,460      5.33%, 07/02/2007...............................      22,457
  52,800      5.33%, 08/08/2007 -- 05/12/2008 (I)(L)..........      52,800
            Amsterdam Funding Corp.
  35,200      5.27%, 07/18/2007...............................      35,113
  35,200      5.28%, 08/07/2007...............................      35,010
            Bank of America Corp.
  24,500      5.23%, 07/20/2007...............................      24,432
  25,450      5.28%, 09/19/2007...............................      25,155
  26,500      5.42%, 11/08/2007 (L)...........................      26,500
            Barton Capital Corp.
  35,200      5.27%, 07/12/2007...............................      35,143
  37,200      5.29%, 08/03/2007...............................      37,021
            Bear Stearns & Co., Inc.
  26,600      5.29%, 07/10/2007...............................      26,565
  22,000      5.31%, 07/11/2008 (L)...........................      22,000
            Bradford & Bingley plc
  23,000      5.28%, 09/04/2007...............................      22,784
  21,800      5.31%, 10/22/2007...............................      21,450
            Britannia Building Society
  22,850      5.27%, 08/02/2007...............................      22,745
            Cafco LLC
  33,250      5.25%, 07/24/2007...............................      33,139
  37,100      5.27%, 07/24/2007...............................      36,975
            Caterpillar Financial Services Corp.
  44,000      5.37%, 07/27/2007 (L)...........................      44,001
            Citibank NA
  30,600      5.32%, 09/21/2007...............................      30,600
            Citigroup Funding, Inc.
  23,000      5.26%, 08/27/2007...............................      22,810
  25,450      5.28%, 09/12/2007...............................      25,181
            Countrywide Financial Corp.
  25,600      5.40%, 07/09/2007...............................      25,569
  26,500      5.42%, 07/02/2007...............................      26,496
            Danske Bank
  29,750      5.26%, 09/10/2007...............................      29,444
  22,000      5.29%, 07/18/2008 (I)(L)........................      22,000
            General Electric Capital Corp.
  28,500      5.27%, 09/21/2007...............................      28,162
  29,000      5.28%, 09/26/2007...............................      28,635
  19,400      5.28%, 07/23/2008 (L)...........................      19,400

PRINCIPAL                                                         MARKET
 AMOUNT                                                         VALUE (W)
---------                                                       ----------
            FINANCE -- (CONTINUED)
            Goldman Sachs Group, Inc.
 $26,330      5.23%, 07/26/2007...............................  $   26,235
  24,000      5.24%, 07/13/2007...............................      23,958
            HBOS Treasury Services plc
  26,440      5.31%, 07/08/2008 (I)(L)........................      26,437
            HSBC Finance Corp.
  29,300      5.26%, 08/20/2007...............................      29,088
  22,500      5.33%, 07/03/2008 (L)...........................      22,500
            JP Morgan Chase & Co.
  26,200      5.29%, 07/02/2008 (L)...........................      26,200
            Lehman Brothers Holdings, Inc.
  22,000      5.35%, 06/27/2008 (L)...........................      22,000
            Merrill Lynch & Co., Inc.
  24,000      5.29%, 07/27/2007 (L)...........................      24,000
  22,000      5.30%, 07/23/2008 (L)...........................      22,000
  29,000      5.48%, 06/26/2008 (L)...........................      29,014
            Morgan Stanley Dean Witter, Inc.
  20,000      5.38%, 11/29/2007 (L)...........................      20,000
  51,600      5.45%, 08/30/2007 -- 03/24/2008 (L).............      51,604
            Nationwide Building Society
  26,300      5.27%, 08/10/2007 (I)...........................      26,147
            Nordea Bank Ab
  21,700      5.31%, 07/08/2008 (I)(L)........................      21,700
            Nordea North America
  31,100      5.24%, 07/06/2007...............................      31,077
            Northern Rock plc
  25,900      5.25%, 07/11/2007...............................      25,862
  26,300      5.27%, 08/10/2007...............................      26,147
            Old Line Funding LLC
  34,200      5.24%, 07/06/2007...............................      34,175
  34,700      5.27%, 08/17/2007 (I)...........................      34,463
            Sheffield Receivables
  36,200      5.35%, 07/09/2007...............................      36,157
            Skandinaviska Enskilda Bank NY
  22,030      5.28%, 07/19/2007 (I)(L)........................      22,069
  21,600      5.32%, 07/08/2008 (I)(L)........................      21,600
            Svenska Handelsbanken Ab
  27,250      5.25%, 08/06/2007...............................      27,108
  22,000      5.29%, 07/11/2008 (I)(L)........................      22,000
            Swedbank
  26,300      5.26%, 08/09/2007...............................      26,151
  26,400      5.28%, 08/22/2007...............................      26,200
  26,300      5.34%, 10/25/2007...............................      25,855
            Toyota Motor Credit Corp.
  19,500      5.23%, 07/25/2007...............................      19,432
  53,000      5.35%, 09/24/2007 (L)...........................      53,000
            Triple A-1 Funding
  35,200      5.27%, 07/12/2007...............................      35,143
  36,200      5.28%, 07/11/2007...............................      36,147
            UBS Finance LLC
  23,000      5.23%, 08/06/2007...............................      22,880
  47,950      5.25%, 07/23/2007 -- 08/30/2007.................      47,672
   5,279      5.35%, 07/02/2007...............................       5,278
            Unilever Capital Corp.
  22,000      5.31%, 07/11/2008 (I)(L)........................      22,000

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

PRINCIPAL                                                         MARKET
 AMOUNT                                                         VALUE (W)
---------                                                       ----------
SHORT-TERM INVESTMENTS -- (CONTINUED)
            FINANCE -- (CONTINUED)
            Wachovia Bank NA
 $26,400      5.31%, 09/28/2007 (L)...........................  $   26,402
            Washington Mutual Bank FA
  23,600      5.30%, 08/01/2007...............................      23,600
  24,680      5.34%, 08/24/2007 (L)...........................      24,680
            Wells Fargo & Co.
  22,000      5.28%, 07/17/2008 (L)...........................      22,000
            Wells Fargo Bank NA
  25,000      5.28%, 07/02/2007...............................      25,000
            Westpac Banking Corp.
  23,800      5.23%, 08/02/2007 (I)...........................      23,691
  21,600      5.31%, 07/15/2008 (I)(L)........................      21,600
            Yorktown Capital
  34,250      5.26%, 07/16/2007...............................      34,175
  37,700      5.30%, 07/31/2007...............................      37,534
                                                                ----------
                                                                 2,163,567
                                                                ----------
            Total short-term investments
              (cost $2,185,435)...............................  $2,185,435
                                                                ----------

            Total investments
              (cost $2,185,435) (C)...........................  100.0%    $2,185,435
            Other assets and liabilities......................    0.0%           174
                                                                -----     ----------
            Total net assets..................................  100.0%    $2,185,609
                                                                =====     ==========

Note: Percentage of investments as shown is the ratio of the total market value to total net assets. The rates presented in this Schedule of Investments are yields, unless otherwise noted. Market value of investments in foreign securities represents 7.20% of total net assets at June 30, 2007.

 (C) Also represents cost for tax purposes.

 (I) Securities issued within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Pursuant to guidelines adopted by the Board of Directors, these issues are determined to be liquid. The aggregate value of these securities at June 30, 2007, was $316,507, which represents 14.48% of total net assets.

 (L) Variable rate securities; the yield reported is the rate in effect at June 30, 2007.

 (W) See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

 HARTFORD MORTGAGE SECURITIES HLS FUND

 SCHEDULE OF INVESTMENTS
 JUNE 30, 2007 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

PRINCIPAL                                                        MARKET
 AMOUNT                                                         VALUE (W)
---------                                                       ---------
 ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES -- 31.2%
            FINANCE -- 31.2%
            Ameriquest Mortgage Securities, Inc.
 $ 2,282      5.98%, 09/25/2032 (L)#..........................  $   2,282
            Ansonia CDO Ltd.
   3,800      5.62%, 07/28/2046 (I)(L)#.......................      3,762
            Arbor Realty Mortgage Securities
   5,000      5.75%, 01/26/2042 (I)(L)........................      4,962
            Banc of America Commercial Mortgage, Inc.
  41,685      4.83%, 07/11/2043 (I)(P)#.......................      1,577
            Banc of America Large Loan
   3,000      5.56%, 10/15/2019 (I)(L)........................      3,001
            Bayview Commercial Asset Trust
  32,164      7.00%, 07/25/2037 (H)(P)#.......................      4,608
            Bayview Financial Acquisition Trust
   1,100      6.97%, 05/28/2037 (L)...........................      1,109
     700      8.32%, 05/28/2037 (L)...........................        709
            Bear Stearns Asset Backed Securities, Inc.
   1,994      6.42%, 05/25/2037 (L)...........................      1,996
            Bear Stearns Commercial Mortgage Securities, Inc.
  32,984      4.85%, 08/15/2038 (I)(P)#.......................      1,834
            Carrington Mortgage Loan Trust
   1,668      6.97%, 02/25/2037 (L)...........................      1,698
            CBA Commercial Small Balance Commercial Mortgage
     920      6.09%, 07/25/2039 (I)(L)........................        920
     970      6.50%, 07/25/2039 (I)(L)........................        970
  23,959      7.25%, 07/25/2039 (I)(P)#.......................      2,301
            Citigroup Commercial Mortgage Trust
   2,500      5.56%, 08/15/2021 (I)(L)#.......................      2,501
            Citigroup/Deutsche Bank Commercial Mortgage Trust
   7,000      5.65%, 10/15/2048...............................      6,867
            Cobalt CMBS Commercial Funding Corp.
  10,000      5.25%, 08/15/2048...............................      9,516
            Commercial Mortgage Pass-Through Certificate
   4,845      5.61%, 12/15/2020 (I)(L)........................      4,851
            Countrywide Alternative Loan Trust
   3,952      5.50%, 10/25/2035 (L)...........................      3,944
            Countrywide Asset-Backed Certificates
   8,500      5.57%, 11/25/2035...............................      8,455
            Countrywide Home Loan Mortgage Pass Through Trust
   4,792      5.00%, 01/25/2019...............................      4,610
            Credit Suisse Mortgage Capital Certificates
   2,000      6.12%, 09/15/2021 (I)(L)........................      2,007
            CS First Boston Mortgage Securities Corp.
  45,310      4.01%, 03/15/2035 (I)(P)#.......................      1,525
            Deutsche Alt-A Securities, Inc.
   6,958      5.57%, 02/25/2036 (L)...........................      6,912
            DLJ Mortgage Acceptance Corp.
      53      7.25%, 09/18/2011 (I)...........................         53

PRINCIPAL                                                        MARKET
 AMOUNT                                                         VALUE (W)
---------                                                       ---------
            FINANCE -- (CONTINUED)
            First Franklin Mortgage Loan Asset-Backed
              Certificates
 $ 1,945      7.80%, 07/25/2033 (L)...........................  $   1,948
            Green Tree Financial Corp.
     257      7.30%, 01/15/2026...............................        260
            Greenwich Capital Commercial Funding Corp.
   4,000      5.55%, 11/05/2021 (I)(L)........................      4,006
            Hasco NIM Trust
   1,647      6.17%, 08/26/2036 (I)...........................      1,614
            Indymac Index Mortgage Loan Trust
   8,919      5.56%, 06/25/2037 (L)...........................      8,906
            LB-UBS Commercial Mortgage Trust
  42,177      4.25%, 12/15/2036 (I)(P)#.......................      1,075
            LNR CDO Ltd.
   2,800      5.67%, 05/28/2043 (I)(L)........................      2,746
            Mach One Trust Commercial Mortgage-Backed
  32,517      6.09%, 05/28/2040 (I)(P)#.......................      1,116
            Master Asset-Backed Securities Trust
   1,487      6.07%, 05/25/2033 (L)...........................      1,488
   2,000      7.12%, 05/25/2033 (L)...........................      2,004
            Master Asset Securitization Trust
   3,927      5.00%, 12/25/2018...............................      3,778
            Merrill Lynch Floating Trust
   4,250      5.52%, 06/15/2022 (I)(L)........................      4,252
            Merrill Lynch Mortgage Investors, Inc.
   1,303      6.97%, 05/25/2032 (L)...........................      1,304
            Merrill Lynch Mortgage Trust
   5,000      5.24%, 11/12/2035...............................      4,865
            Merrill Lynch/Countrywide Commercial Mortgage
              Trust
  10,000      5.20%, 12/12/2049...............................      9,492
            Morgan Stanley ABS Capital I
   4,533      6.82%, 11/25/2032 (L)...........................      4,537
            Morgan Stanley Capital
   5,500      5.42%, 10/15/2020 (I)(L)........................      5,500
            Renaissance Home Equity Loan Trust
     650      7.50%, 06/25/2037...............................        587
            Renaissance Home Equity Loan Trust, Class M7
   1,050      7.50%, 04/25/2037...............................        973
            Residential Asset Mortgage Products, Inc.
   2,814      5.70%, 10/25/2031...............................      2,779
            Spirit Master Funding LLC
   5,865      5.76%, 03/20/2024 (I)...........................      5,827
            Structured Asset Securities Corp.
   4,992      6.32%, 02/25/2033 (L)...........................      5,024
   2,000      7.82%, 02/25/2037 (L)...........................      1,845
                                                                ---------
            Total asset & commercial
              mortgage backed securities
              (cost $160,594).................................  $ 158,896
                                                                ---------

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

PRINCIPAL                                                        MARKET
 AMOUNT                                                         VALUE (W)
---------                                                       ---------
 CORPORATE BONDS: INVESTMENT GRADE -- 0.3%
            FINANCE -- 0.3%
            North Street Referenced Linked Notes
 $ 1,500      6.41%, 07/30/2010 (I)(L)#.......................  $   1,305
                                                                ---------
            Total corporate bonds: investment grade
              (cost $1,310)...................................  $   1,305
                                                                ---------
U.S. GOVERNMENT AGENCIES -- 84.5%
            FEDERAL HOME LOAN MORTGAGE CORPORATION -- 37.4%
            MORTGAGE BACKED SECURITIES:
   1,610      4.50%, 2018.....................................  $   1,534
   3,071      4.94%, 2035.....................................      3,000
  12,512      5.50%, 2033.....................................     10,975
  36,000      5.50%, 2021 -- 2037 (Q).........................     35,205
  65,189      5.50%, 2034 #...................................     63,116
   1,290      6.00%, 2022 -- 2034.............................      1,289
  20,500      6.00%, 2037 (Q).................................     20,308
   1,952      6.50%, 2014 -- 2017.............................      1,995
   2,223      7.00%, 2026 -- 2032.............................      2,294
      38      7.50%, 2024 -- 2025.............................         40
     116      8.00%, 2013 -- 2024.............................        124
      43      8.50%, 2009 -- 2024.............................         45
       3      9.50%, 2008.....................................          3
      67      10.00%, 2020....................................         73
                                                                ---------
                                                                  140,001
                                                                ---------
            REMIC -- IO & IO-ETTE:
      88      2.17%, 2015 (P)#................................         --
                                                                ---------
            REMIC -- PAC'S:
  10,000      4.50%, 2020.....................................      9,231
   6,895      5.00%, 2034.....................................      6,461
  19,649      5.00%, 2015 #...................................     19,220
  15,802      5.50%, 2035.....................................     15,328
                                                                ---------
                                                                   50,240
                                                                ---------
                                                                  190,241
                                                                ---------
            FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 29.1%
            MORTGAGE BACKED SECURITIES:
   6,057      4.79%, 2035 (L).................................      5,959
  22,799      5.00%, 2018 -- 2035.............................     21,621
  14,851      5.34%, 2037 (L).................................     14,754
   8,894      5.50%, 2033.....................................      8,617
  15,000      5.50%, 2037 (Q).................................     14,466
   9,318      5.59%, 2037 (L).................................      9,278
  22,880      6.00%, 2023 -- 2035.............................     22,795
   3,958      6.02%, 2037 (L).................................      4,003
  25,913      6.50%, 2028 -- 2037.............................     26,321
   3,600      6.50%, 2037 (Q).................................      3,634
   3,953      7.00%, 2011 -- 2032.............................      4,076
     299      8.00%, 2029 -- 2031.............................        314
      72      9.00%, 2021.....................................         79
                                                                ---------
                                                                  135,917
                                                                ---------

PRINCIPAL                                                        MARKET
 AMOUNT                                                         VALUE (W)
---------                                                       ---------
            REMIC -- PAC'S:
 $10,371      5.50%, 2035.....................................  $  10,028
   1,891      6.50%, 2031.....................................      1,923
                                                                ---------
                                                                   11,951
                                                                ---------
            ZERO COUPON:
      14      11.00%, 2009 (M)................................         14
                                                                ---------
                                                                  147,882
                                                                ---------
            GOVERNMENT NATIONAL MORTGAGE ASSOCIATION -- 9.7%
            MORTGAGE BACKED SECURITIES:
  35,600      6.00%, 2037 (Q).................................     35,394
   5,506      6.00%, 2033 #...................................      5,493
   5,084      6.50%, 2028 -- 2032 #...........................      5,190
   2,405      7.00%, 2032 #...................................      2,507
     711      7.50%, 2022 -- 2030 #...........................        744
     127      8.50%, 2017 -- 2030 #...........................        136
      98      9.50%, 2009 #...................................        101
       7      12.50%, 2015 #..................................          8
                                                                ---------
                                                                   49,573
                                                                ---------
            OTHER GOVERNMENT AGENCIES -- 8.3%
            SMALL BUSINESS ADMINISTRATION PARTICIPATION CERTIFICATES:
   3,502      5.12%, 2026.....................................      3,358
   2,382      5.23%, 2027.....................................      2,312
   5,091      5.31%, 2027.....................................      4,934
   8,512      5.32%, 2027.....................................      8,302
   5,386      5.36%, 2026.....................................      5,258
   4,008      5.37%, 2026.....................................      3,918
   4,548      5.71%, 2027.....................................      4,545
   9,502      6.30%, 2019.....................................      9,667
                                                                ---------
                                                                   42,294
                                                                ---------
            Total U.S. government agencies
              (cost $435,400).................................  $ 429,990
                                                                ---------
            Total long-term investments
              (cost $597,304).................................  $ 590,191
                                                                ---------
SHORT-TERM INVESTMENTS -- 4.9%
            REPURCHASE AGREEMENTS -- 4.8%
            BNP Paribas Securities Corp. Repurchase Agreement
              (maturing on 07/02/2007 in the amount of $7,748,
              collateralized by U.S. Treasury Bonds,
              7.13% -- 8.75%, 2020 -- 2023, value of $7,944)
   7,745      4.35% dated 07/02/2007..........................  $   7,745
            RBS Greenwich Capital Markets Repurchase Agreement
              (maturing on 07/02/2007 in the amount of $8,801,
              collateralized by U.S. Treasury Note, 4.50%,
              2010, value of $9,007)
   8,798      4.35% dated 07/02/2007..........................      8,798

The accompanying notes are an integral part of these financial statements.

 HARTFORD MORTGAGE SECURITIES HLS FUND

 JUNE 30, 2007 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

PRINCIPAL                                                        MARKET
 AMOUNT                                                         VALUE (W)
---------                                                       ---------
SHORT-TERM INVESTMENTS -- (CONTINUED)
            REPURCHASE AGREEMENTS -- (CONTINUED)
            UBS Securities, Inc. Repurchase Agreement
              (maturing on 07/02/2007 in the amount of $7,748,
              collateralized by U.S. Treasury Note, 8.75%,
              2017, value of $7,929)
 $ 7,745      4.40% dated 07/02/2007..........................  $   7,746
                                                                ---------
                                                                   24,289
                                                                ---------
            U.S. TREASURY BILLS -- 0.1%
     400    4.54%, 09/20/2007 (M)(S)..........................        396
                                                                ---------
            Total short-term investments
              (cost $24,685)..................................  $  24,685
                                                                ---------

            Total investments
              (cost $621,989) (C).............................  120.9%    $ 614,876
            Other assets and liabilities......................  (20.9)%    (106,283)
                                                                -----     ---------
            Total net assets..................................  100.0%    $ 508,593
                                                                =====     =========

Note: Percentage of investments as shown is the ratio of the total market value to total net assets.

 (C) At June 30, 2007, the cost of securities for federal income tax purposes was $622,356 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

      Unrealized Appreciation.........................  $ 1,003
      Unrealized Depreciation.........................   (8,483)
                                                        -------
      Net Unrealized Depreciation.....................  $(7,480)
                                                        =======

  # This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.

 (I) Securities issued within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Pursuant to guidelines adopted by the Board of Directors, these issues are determined to be liquid. The aggregate value of these securities at June 30, 2007, was $57,705, which represents 11.35% of total net assets.

 (L) Variable rate securities; the rate reported is the coupon rate in effect at June 30, 2007.

 (M) The interest rate disclosed for these securities represents the effective yield on the date of acquisition.

 (P) The interest rates disclosed for interest only strips represent effective yields based upon estimated future cash flows at June 30, 2007.

 (Q) The cost of securities purchased on a when-issued or delayed delivery basis at June 30, 2007 was $108,794.

 (H) The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

      PERIOD
      ACQUIRED         SHARES/PAR           SECURITY          COST BASIS
      --------         ----------           --------          ----------
      05/2007           32,164      Bayview Commercial Asset
                                    Trust, 7.00%,
                                    07/25/2037 -- 144A         $ 4,599

     The aggregate value of these securities at June 30, 2007 was $4,608 which represents 0.91% of total net assets.

 (S) Security pledged as initial margin deposit for open futures contracts at June 30, 2007.

     FUTURES CONTRACTS OUTSTANDING AT JUNE 30, 2007

                                                                     UNREALIZED
                             NUMBER OF               EXPIRATION    APPRECIATION/
           DESCRIPTION       CONTRACTS*   POSITION      MONTH      (DEPRECIATION)
           -----------       ----------   --------   ----------    --------------
      2 Year U.S. Treasury
      Note                     1,011        Long      Sept. 2007       $(318)
      5 Year U.S. Treasury
      Note                        17        Long      Sept. 2007         (12)
      10 Year U.S. Treasury
      Bond                       941       Short      Sept. 2007         211
      U.S. Long Bond             127       Short      Sept. 2007        (104)
                                                                       -----
                                                                       $(223)
                                                                       =====

     * The number of contracts does not omit 000's.

 (W) See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

 HARTFORD SMALL COMPANY HLS FUND

 SCHEDULE OF INVESTMENTS
 JUNE 30, 2007 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                  MARKET
 SHARES                                                         VALUE (W)
---------                                                       ----------
 COMMON STOCK -- 98.1%
            BASIC MATERIALS -- 8.6%
     347    Agrium, Inc. .....................................  $   15,160
     134    Alpha Natural Resources, Inc. (D).................       2,790
     251    Arch Coal, Inc. ..................................       8,718
      61    Brush Engineered Materials, Inc. (D)..............       2,557
      41    Ceradyne, Inc. (D)................................       3,004
      57    CF Industries Holdings, Inc. .....................       3,402
     171    Champion Enterprises, Inc. (D)(G).................       1,678
      47    Curtis-Wright Corp. ..............................       2,209
      98    Greif, Inc. ......................................       5,844
     544    Jarden Corp. (D)(G)...............................      23,409
   4,455    Kingboard Chemical Holdings Ltd. (A)..............      20,503
     218    Lupatech S.A. ....................................       5,250
      99    Myers Industries..................................       2,185
     478    Owens-Illinois, Inc. (D)..........................      16,742
      57    Sturm Ruger & Co., Inc. (D).......................         878
     118    Tempur-Pedic International, Inc. (G)..............       3,060
     749    Terra Industries, Inc. (D)(G).....................      19,047
     116    Tupperware Brands Corp. ..........................       3,336
                                                                ----------
                                                                   139,772
                                                                ----------
            CAPITAL GOODS -- 6.1%
     114    ACCO Brands Corp. (D).............................       2,627
     180    Asyst Technologies, Inc. (D)......................       1,298
      13    Cohu, Inc. .......................................         289
     120    Cymer, Inc. (D)...................................       4,821
      47    Dril-Quip, Inc. (D)...............................       2,117
     206    Entegris, Inc. (D)................................       2,447
     194    Flowserve Corp. ..................................      13,893
     484    Goodman Global, Inc. (D)(G).......................      10,746
       5    Hurco Companies (D)...............................         241
     210    Lindsay Corp. (G).................................       9,298
      35    Lufkin Industries, Inc. ..........................       2,234
     295    Marvel Entertainment, Inc. (D)(G).................       7,527
     147    MKS Instruments, Inc. (D).........................       4,080
      55    NATCO Group, Inc. (D).............................       2,528
      71    Tessera Technologies, Inc. (D)....................       2,895
     341    TransDigm Group, Inc. (D).........................      13,813
     140    Trina Solar Ltd. ADR (D)..........................       7,185
     269    Varian Semiconductor Equipment Associates, Inc.
              (D).............................................      10,777
                                                                ----------
                                                                    98,816
                                                                ----------
            CONSUMER CYCLICAL -- 11.6%
      94    Aeropostale, Inc. (D).............................       3,925
     227    Alliance One International, Inc. (D)..............       2,277
      49    AMREP Corp. (G)...................................       2,350
      93    Applebee's International, Inc. ...................       2,247
     164    Arris Group, Inc. (D).............................       2,892
     227    BJ's Wholesale Club, Inc. (D).....................       8,185
     104    Brown Shoe Co., Inc. .............................       2,540
     101    CBRL Group, Inc. .................................       4,274
     112    Children's Place Retail Stores, Inc. (D)..........       5,800
     124    Crocs, Inc. (D)(G)................................       5,328
     512    Cytyc Corp. (D)(G)................................      22,090
      30    Deckers Outdoor Corp. (D).........................       3,057

                                                                  MARKET
 SHARES                                                         VALUE (W)
---------                                                       ----------
            CONSUMER CYCLICAL -- (CONTINUED)
     182    Dick's Sporting Goods, Inc. (D)...................  $   10,564
     357    Dollar Tree Stores, Inc. (D)......................      15,561
      62    DSW, Inc. (D)(G)..................................       2,161
     154    Dufry Group.......................................      17,404
      14    Ethan Allen Interiors, Inc. (G)...................         465
      35    Granite Construction, Inc. .......................       2,233
      54    GSI Commerce, Inc. (D)(G).........................       1,235
      60    Gymboree Corp. (D)................................       2,365
     194    J. Crew Group, Inc. (D)...........................      10,456
      49    Jo-Ann Stores, Inc. (D)...........................       1,386
      73    Jos. A. Bank Clothiers, Inc. (D)(G)...............       3,025
     672    LKQ Corp. (D)(G)..................................      16,572
      59    Men's Wearhouse, Inc. ............................       3,018
       8    Pacific Sunwear of California, Inc. (D)...........         176
      69    Perini Corp. (D)..................................       4,250
     114    Sotheby's.........................................       5,258
     651    Tecnisa S.A. .....................................       3,981
      98    Under Armour, Inc. Class A (D)(G).................       4,459
     392    VistaPrint Ltd. (D)(G)............................      15,005
      72    Warnaco Group, Inc. (D)...........................       2,825
      38    World Fuel Services Corp. ........................       1,611
                                                                ----------
                                                                   188,975
                                                                ----------
            CONSUMER STAPLES -- 0.3%
      46    Chattem, Inc. (D)(G)..............................       2,891
      19    M & F Worldwide Corp. (D).........................       1,270
                                                                ----------
                                                                     4,161
                                                                ----------
            ENERGY -- 5.1%
      87    Alon USA Energy, Inc. ............................       3,824
      87    Basic Energy Services, Inc. (D)...................       2,232
     415    Cabot Oil & Gas Corp. ............................      15,310
     775    Complete Production Services, Inc. (D)(G).........      20,046
     479    Denbury Resources, Inc. (D).......................      17,966
     196    Forest Oil Corp. (D)..............................       8,290
     422    Grey Wolf, Inc. (D)...............................       3,479
     118    Hercules Offshore, Inc. (D)(G)....................       3,828
     239    Western Oil Sands, Inc. Class A (D)...............       7,966
                                                                ----------
                                                                    82,941
                                                                ----------
            FINANCE -- 9.2%
   3,741    Aberdeen Asset Management plc (A).................      14,634
     432    Aercap Holdings N.V. (D)..........................      13,810
      23    Alexandria Real Estate Equities, Inc. ............       2,265
     365    Allied World Assurance Holdings Ltd. .............      18,706
      64    Amtrust Financial Services........................       1,208
      39    Asta Funding, Inc. (G)............................       1,486
   3,876    Babcock and Brown Wind Partners (A)...............       6,404
     194    Centene Corp. (D).................................       4,158
      82    CompuCredit Corp. (D)(G)..........................       2,868
      97    Cousins Properties, Inc. (G)......................       2,804
     475    Covanta Holding Corp. (D).........................      11,697
      75    Digital Realty Trust, Inc. .......................       2,807
       1    Enstar Group Ltd. (D).............................         151
      69    Euronet Worldwide, Inc. (D)(G)....................       2,025
      22    Evercore Partners, Inc. ..........................         651
      31    FCStone Group, Inc. (D)...........................       1,776

The accompanying notes are an integral part of these financial statements.

 HARTFORD SMALL COMPANY HLS FUND

 JUNE 30, 2007 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                  MARKET
 SHARES                                                         VALUE (W)
---------                                                       ----------
COMMON STOCK -- (CONTINUED)
            FINANCE -- (CONTINUED)
     104    Felcor Lodging Trust, Inc. .......................  $    2,697
      78    First Industrial Realty Trust, Inc. ..............       3,031
      52    HealthExtras, Inc. (D)............................       1,533
      --    Home Properties of New York, Inc. ................           3
      33    International Securities Exchange
              Holdings, Inc. (G)..............................       2,170
     137    Knight Capital Group, Inc. (D)....................       2,271
     168    Maguire Properties, Inc. .........................       5,775
     117    Nationwide Health Properties, Inc. ...............       3,182
     142    Nuveen Investments, Inc. Class A..................       8,855
     328    ProAssurance Corp. (D)(G).........................      18,234
     359    Security Capital Assurance Ltd. ..................      11,091
      28    SVB Financial Group (D)...........................       1,492
      30    SWS Group, Inc. ..................................         642
      63    U.S. Global Investors, Inc. ......................       1,427
                                                                ----------
                                                                   149,853
                                                                ----------
            HEALTH CARE -- 11.7%
      67    Adams Respiratory Therapeutics, Inc. (D)(G).......       2,639
     112    Affymetrix, Inc. (D)(G)...........................       2,795
     426    Alkermes, Inc. (D)................................       6,213
     320    American Oriental Bioengineering, Inc. (D)(G).....       2,845
     203    Amylin Pharmaceuticals, Inc. (D)(G)...............       8,345
     135    Apria Healthcare Group, Inc. (D)..................       3,896
     425    Arena Pharmaceuticals, Inc. (D)(G)................       4,668
      39    Bradley Pharmaceuticals, Inc. (D).................         838
     315    Charles River Laboratories
              International, Inc. (D).........................      16,274
     124    Cubist Pharmaceuticals, Inc. (D)..................       2,442
     330    Dade Behring Holdings, Inc. ......................      17,510
      51    Digene Corp. (D)..................................       3,047
     346    Enzon, Inc. (D)(G)................................       2,717
     100    Foxhollow Technologies, Inc. (D)..................       2,132
      68    Healthways, Inc. (D)(G)...........................       3,201
     518    Human Genome Sciences, Inc. (D)(G)................       4,622
      48    Integra LifeSciences Holdings Corp. (D)(G)........       2,359
     106    KV Pharmaceutical Co. (D).........................       2,899
     173    Kyphon, Inc. (D)..................................       8,323
      68    LCA-Vision, Inc. .................................       3,191
     426    LifePoint Hospitals, Inc. (D).....................      16,460
     141    Manor Care, Inc. .................................       9,192
     107    Matria Healthcare, Inc. (D).......................       3,229
     419    Medicines Co. (D).................................       7,394
      94    Medicis Pharmaceutical Corp. Class A (G)..........       2,872
     121    Mentor Corp. (G)..................................       4,905
     131    MGI Pharma, Inc. (D)..............................       2,938
     151    Mindray Medical International Ltd. ...............       4,625
      40    Myriad Genetics, Inc. (D)(G)......................       1,492
      97    Noven Pharmaceuticals, Inc. (D)...................       2,284
      81    OSI Pharmaceuticals, Inc. (D).....................       2,940
      66    Savient Pharmaceuticals, Inc. (D).................         816
     178    Sciele Pharma, Inc. (D)(G)........................       4,196
      68    United Therapeutics Corp. (D)(G)..................       4,322
     155    Valeant Pharmaceuticals International.............       2,593
      49    Ventana Medical Systems, Inc. (D).................       3,755

                                                                  MARKET
 SHARES                                                         VALUE (W)
---------                                                       ----------
            HEALTH CARE -- (CONTINUED)
     159    Vertex Pharmaceuticals, Inc. (D)(G)...............  $    4,529
     313    ViroPharma, Inc. (D)..............................       4,320
     275    Volcano Corp. (D).................................       5,557
      31    West Pharmaceutical Services......................       1,476
                                                                ----------
                                                                   190,851
                                                                ----------
            SERVICES -- 15.5%
      45    ABM Industries, Inc. .............................       1,157
      52    Administaff, Inc. ................................       1,756
      36    Anixter International, Inc. (D)...................       2,730
      92    Atheros Communications, Inc. (D)..................       2,843
      83    Central European Media Enterprises Ltd. (D).......       8,073
     128    Corvel (D)........................................       3,334
      25    CPI Corp. ........................................       1,730
     301    Diebold, Inc. ....................................      15,726
     111    Digital River, Inc. (D)...........................       5,036
     262    Factset Research Systems, Inc. ...................      17,922
     370    Focus Media Holding Ltd. ADR (D)(G)...............      18,675
     683    Foundry Networks, Inc. (D)........................      11,378
     194    Healthspring, Inc. (D)............................       3,690
      44    Heidrick & Struggles International, Inc. (D)......       2,229
     178    INVESTools, Inc. (D)..............................       1,773
     363    Iron Mountain, Inc. (D)...........................       9,481
     126    Ixia (D)..........................................       1,164
     101    Jackson Hewitt Tax Service, Inc. .................       2,852
      93    Kelly Services, Inc. .............................       2,548
      95    Korn/Ferry International (D)......................       2,487
     463    Live Nation, Inc. (D).............................      10,365
      84    Macrovision Corp. (D).............................       2,516
     374    Mentor Graphics Corp. (D).........................       4,921
     423    MoneyGram International, Inc. ....................      11,820
     701    Net Servicos de Comunicacao S.A. (D)..............      11,577
     317    Pinnacle Entertainment, Inc. (D)..................       8,937
      35    Premiere Global Services, Inc. (D)................         461
     301    Priceline.com, Inc. (D)(G)........................      20,712
      76    Resources Connection, Inc. (D)....................       2,522
     143    Sinclair Broadcast Group, Inc. Class A............       2,032
     204    Stericycle, Inc. (D)(G)...........................       9,051
     523    TeleTech Holdings, Inc. (D).......................      16,973
      41    Vail Resorts, Inc. (D)(G).........................       2,480
     179    Washington Group International, Inc. (D)..........      14,348
     520    Waste Connections, Inc. (D).......................      15,715
                                                                ----------
                                                                   251,014
                                                                ----------
            TECHNOLOGY -- 27.0%
     766    Activision, Inc. (D)..............................      14,292
      44    Acuity Brands, Inc. ..............................       2,645
     174    Advanced Energy Industries, Inc. (D)..............       3,933
      92    American Reprographics Co. LLC (D)(G).............       2,834
     290    Amkor Technology, Inc. (D)........................       4,565
      70    Ansoft Corp. (D)..................................       2,071
     687    Ansys, Inc. (D)...................................      18,208
      74    Aspen Technology, Inc. (D)........................       1,031
      69    Belden, Inc. .....................................       3,838
       2    Blackbaud, Inc. ..................................          52
      54    Blackboard, Inc. (D)..............................       2,270

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

                                                                  MARKET
 SHARES                                                         VALUE (W)
---------                                                       ----------
COMMON STOCK -- (CONTINUED)
            TECHNOLOGY -- (CONTINUED)
     329    Cellcom Israel Ltd. ..............................  $    8,709
     290    Centennial Cellular Corp. Class A (D).............       2,752
     250    Cogent Communication Group, Inc. (D)..............       7,459
     125    Cognex Corp. .....................................       2,825
      67    Comtech Telecommunications Corp. (D)..............       3,092
      89    CSG Systems International, Inc. (D)...............       2,359
     165    Ctrip.com International Ltd. .....................      12,999
     356    Dobson Communications Corp. (D)...................       3,957
      31    Eagle Test Systems, Inc. (D)......................         497
     666    Emulex Corp. (D)..................................      14,553
     220    Equinix, Inc. (D)(G)..............................      20,199
      70    Eschelon Telecom, Inc. (D)........................       2,074
     573    Evergreen Solar, Inc. (D)(G)......................       5,331
      83    FLIR Systems, Inc. (D)............................       3,853
     577    Fossil, Inc. (D)..................................      17,018
     184    General Communication, Inc. Class A (D)...........       2,363
     109    Genlyte Group (D).................................       8,608
     270    Hologic, Inc. (D).................................      14,931
     292    IHS, Inc. (D).....................................      13,451
     179    Informatica Corp. (D).............................       2,640
     125    Infospace, Inc. ..................................       2,911
     385    Interactive Data Corp. ...........................      10,322
      80    Interdigital Communications Corp. (D).............       2,564
      35    Itron, Inc. (D)(G)................................       2,713
     132    j2 Global Communications, Inc. (D)................       4,617
     338    Kenexa Corp. (D)(G)...............................      12,752
     164    Leap Wireless International, Inc. (D).............      13,838
      36    Littelfuse, Inc. (D)..............................       1,209
      56    MicroStrategy, Inc. (D)...........................       5,245
      82    National Cinemedia, Inc. (D)......................       2,309
     123    Netflix, Inc. (D)(G)..............................       2,387
     117    Novatel Wireless, Inc. (D)........................       3,044
     103    NTELOS Holdings Corp. ............................       2,849
     197    Nuance Communications, Inc. (D)(G)................       3,298
     735    O2Micro International Ltd. ADR (D)................       8,138
     155    OmniVision Technologies, Inc. (D)(G)..............       2,809
     392    ON Semiconductor Corp. (D)........................       4,207
     252    PAETEC Holding Corp. (D)..........................       2,842
     494    PMC -- Sierra, Inc. (D)...........................       3,818
     108    Polycom, Inc. (D).................................       3,623
     746    Red Hat, Inc. (D).................................      16,623
     536    RF Micro Devices, Inc. (D)(G).....................       3,342
     120    Rural Cellular Corp. Class A (D)..................       5,256
      86    SAVVIS, Inc. (D)..................................       4,238
     141    Semtech Corp. (D).................................       2,435
     193    Silicon Image, Inc. (D)...........................       1,658
     148    SiRF Technology Holdings, Inc. (D)(G).............       3,062
   1,408    Sonus Networks, Inc. (D)..........................      11,996
     133    Spreadtrum Communications, Inc. (D)...............       1,937
      17    SPSS, Inc. (D)....................................         758
      74    Take-Two Interactive Software, Inc. (D)...........       1,484
     304    Teledyne Technologies, Inc. (D)...................      13,988
     400    THQ, Inc. (D).....................................      12,231
     145    Transaction Systems Architects, Inc. (D)..........       4,875
     141    Trident Microsystems, Inc. (D)....................       2,595

                                                                  MARKET
 SHARES                                                         VALUE (W)
---------                                                       ----------
            TECHNOLOGY -- (CONTINUED)
     202    Triumph Group, Inc. (G)...........................  $   13,238
     296    Trizetto Group, Inc. (D)..........................       5,730
     161    Valueclick, Inc. (D)..............................       4,753
     492    VeriFone Holdings, Inc. (D)(G)....................      17,356
     242    Verint Systems, Inc. (D)..........................       7,573
     164    Websense, Inc. (D)................................       3,487
                                                                ----------
                                                                   439,519
                                                                ----------
            TRANSPORTATION -- 2.0%
  10,873    Air Asia BHD (A)(D)...............................       5,989
     191    American Commercial Lines, Inc. (D)(G)............       4,983
     514    ExpressJet Holdings, Inc. (D).....................       3,076
      62    FreightCar America, Inc. .........................       2,989
      34    Horizon Lines, Inc. Class A.......................       1,099
     224    Landstar System, Inc. ............................      10,819
      52    Midwest Air Group, Inc. (D).......................         781
      58    Polaris Industries, Inc. (G)......................       3,145
                                                                ----------
                                                                    32,881
                                                                ----------
            UTILITIES -- 1.0%
     200    Suntech Power Holdings Co., Ltd. ADR (D)..........       7,300
     264    Theolia S.A. (A)(D)...............................       8,990
                                                                ----------
                                                                    16,290
                                                                ----------
            Total common stock
              (cost $1,401,429)...............................  $1,595,073
                                                                ----------
PRINCIPAL
 AMOUNT
---------
 SHORT-TERM INVESTMENTS -- 21.2%
            REPURCHASE AGREEMENTS -- 2.1%
            Banc of America Securities Joint
              Repurchase Agreement (maturing on 07/02/2007 in
              the amount of $5,
              collateralized by U.S. Treasury Note, 12.00%,
              2013, value of $5)
$      5      4.25% dated 07/02/2007..........................  $        5
            Banc of America Securities TriParty
              Joint Repurchase Agreement (maturing
              on 07/02/2007 in the amount of $789,
              collateralized by FNMA, 5.00%, 2035,
              value of $804)
     789      5.36% dated 07/02/2007..........................         789
            BNP Paribas Securities Corp.
              Repurchase Agreement (maturing on
              07/02/2007 in the amount of $9,369,
              collateralized by U.S. Treasury Bonds,
              7.13% -- 8.75%, 2020 -- 2023,
              value of $9,605)
   9,365      4.35% dated 07/02/2007..........................       9,365
            Deutsche Bank Securities TriParty Joint
              Repurchase Agreement (maturing on
              07/02/2007 in the amount of $2,094,
              collateralized by FHLMC, 4.50% --
              6.50%, 2019 -- 2037, value of $2,135)
   2,093      5.36% dated 07/02/2007..........................       2,093

The accompanying notes are an integral part of these financial statements.

 HARTFORD SMALL COMPANY HLS FUND

 JUNE 30, 2007 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

PRINCIPAL                                                         MARKET
 AMOUNT                                                         VALUE (W)
---------                                                       ----------
SHORT-TERM INVESTMENTS -- (CONTINUED)
            REPURCHASE AGREEMENTS -- (CONTINUED)
            RBS Greenwich Capital Markets
              Repurchase Agreement (maturing on
              07/02/2007 in the amount of $10,642,
              collateralized by U.S. Treasury Note,
              4.50%, 2010, value of $10,890)
$ 10,638      4.35% dated 07/02/2007..........................  $   10,638
            UBS Securities, Inc. Repurchase
              Agreement (maturing on
              07/02/2007 in the amount of $9,369,
              collateralized by U.S. Treasury Note,
              8.75%, 2017, value of $9,587)
   9,365      4.40% dated 07/02/2007..........................       9,365
            UBS Securities, Inc. TriParty Joint
              Repurchase Agreement (maturing on
              07/02/2007 in the amount of $1,295,
              collateralized by FNMA, 4.50% --
              6.50%, 2020 -- 2037, value of $1,320)
   1,294      5.37% dated 07/02/2007..........................       1,294
                                                                ----------
                                                                    33,549
                                                                ----------
 SHARES
---------
        )                             SHORT-TERM INVESTMENTS -- (CONTINUED
            SECURITIES PURCHASED WITH PROCEEDS FROM SECURITY
            LENDING -- 19.0%
            CASH COLLATERAL REINVESTMENT FUND:
 309,737    BNY Institutional Cash Reserve Fund...............  $  309,737
                                                                ----------
PRINCIPAL
 AMOUNT
---------
            U.S. TREASURY BILLS -- 0.1%
$  1,150      4.61%, 09/20/2007 (M)(S)........................       1,139
                                                                ----------
            Total short-term investments
              (cost $344,425).................................  $  344,425
                                                                ----------

            Total investments
              (cost $1,745,854) (C)...........................  119.3%    $1,939,498
            Other assets and liabilities......................  (19.3)%     (314,072)
                                                                -----     ----------
            Total net assets..................................  100.0%    $1,625,426
                                                                =====     ==========

Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 9.09% of total net assets at June 30, 2007.
  (C) At June 30, 2007, the cost of securities for federal income tax purposes was $1,749,074 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

      Unrealized Appreciation........................  $222,886
      Unrealized Depreciation........................   (32,462)
                                                       --------
      Net Unrealized Appreciation....................  $190,424
                                                       ========

 (A) The aggregate value of securities valued in good faith at fair value by, or under the direction of, the Funds' Board of Directors at June 30, 2007, was $56,520, which represents 3.48% of total net assets.
 (D) Currently non-income producing.
 (G) Security is partially on loan at June 30, 2007.
 (M) The interest rate disclosed for these securities represents the effective yield on the date of acquisition.
 (S) Security pledged as initial margin deposit for open futures contracts at June 30, 2007.

     FUTURES CONTRACTS OUTSTANDING AT JUNE 30, 2007

                                                                     UNREALIZED
                             NUMBER OF               EXPIRATION    APPRECIATION/
      DESCRIPTION            CONTRACTS*   POSITION      MONTH      (DEPRECIATION)
      -----------            ----------   --------   ----------    --------------
      Russell Mini Futures       88         Long     Sept., 2007        $31

     * The number of contracts does not omit 000's.

  (W)See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

     FORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING AT JUNE 30, 2007

                                                               UNREALIZED
                             MARKET    CONTRACT   DELIVERY   APPRECIATION/
      DESCRIPTION             VALUE     AMOUNT      DATE     (DEPRECIATION)
      -----------            ------    --------   --------   --------------
      Mexican Peso (Sell)..  $1,714     $1,711    07/02/07        $(3)
      Mexican Peso (Sell)..     794        794    07/03/07         --
                                                                  ---
                                                                  $(3)
                                                                  ===

The accompanying notes are an integral part of these financial statements.

 HARTFORD SMALLCAP GROWTH HLS FUND

 SCHEDULE OF INVESTMENTS
 JUNE 30, 2007 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                  MARKET
 SHARES                                                         VALUE (W)
---------                                                       ----------
 COMMON STOCK -- 98.1%
            BASIC MATERIALS -- 5.9%
      28    Alpha Natural Resources, Inc. (D).................  $      572
      13    Brush Engineered Materials, Inc. (D)..............         525
     117    Century Aluminum Co. (D)..........................       6,370
     106    Ceradyne, Inc. (D)(G).............................       7,876
      12    CF Industries Holdings, Inc. .....................         695
      36    Champion Enterprises, Inc. (D)(G).................         349
     120    Chaparral Steel Co. ..............................       8,603
     158    Cleveland-Cliffs, Inc. (G)........................      12,287
      10    Curtis-Wright Corp. ..............................         452
      67    Grace (W.R.) & Co. (D)(G).........................       1,648
      20    Myers Industries..................................         449
     140    Select Comfort Corp. (D)(G).......................       2,277
      12    Sturm Ruger & Co., Inc. (D).......................         180
     123    Sun Hydraulics Corp. .............................       6,038
     262    Tempur-Pedic International, Inc. (G)..............       6,778
      41    Terra Industries, Inc. (D)........................       1,032
      88    Timken Co. .......................................       3,167
      24    Tupperware Brands Corp. ..........................         684
                                                                ----------
                                                                    59,982
                                                                ----------
            CAPITAL GOODS -- 6.1%
      23    ACCO Brands Corp. (D).............................         538
      53    Armor Holdings, Inc. (D)..........................       4,569
      37    Asyst Technologies, Inc. (D)......................         266
       3    Cohu, Inc. .......................................          59
      24    Cymer, Inc. (D)...................................         977
      10    Dril-Quip, Inc. (D)...............................         436
      42    Entegris, Inc. (D)................................         503
     111    Graco, Inc. ......................................       4,481
      72    Gulf Island Fabrication...........................       2,512
       1    Hurco Companies (D)...............................          49
      57    II VI, Inc. (D)...................................       1,535
     160    Intevac, Inc. (D).................................       3,406
      99    Jakks Pacific, Inc. (D)...........................       2,797
     101    Lennox International, Inc. .......................       3,464
      48    Lufkin Industries, Inc. ..........................       3,121
     139    MKS Instruments, Inc. (D).........................       3,854
      11    NATCO Group, Inc. (D).............................         520
      69    Robbins & Myers, Inc. ............................       3,655
     217    Steelcase, Inc. ..................................       4,005
     161    Tennant Co. ......................................       5,873
      14    Tessera Technologies, Inc. (D)....................         587
     376    Varian Semiconductor Equipment Associates, Inc.
              (D).............................................      15,065
                                                                ----------
                                                                    62,272
                                                                ----------
            CONSUMER CYCLICAL -- 13.5%
     120    Aeropostale, Inc. (D).............................       5,018
      46    Alliance One International, Inc. (D)..............         466
     185    American Woodmark Corp. (G).......................       6,408
      10    AMREP Corp. (G)...................................         482
     150    AnnTaylor Stores Corp. (D)........................       5,320
      19    Applebee's International, Inc. ...................         461
     126    Applied Industrial Technologies, Inc. ............       3,729
     632    Arris Group, Inc. (D)(G)..........................      11,101

                                                                  MARKET
 SHARES                                                         VALUE (W)
---------                                                       ----------
            CONSUMER CYCLICAL -- (CONTINUED)
     122    Bon-Ton Stores, Inc. .............................  $    4,887
     248    Brown Shoe Co., Inc. .............................       6,023
     187    Building Materials Holdings Corp. (G).............       2,654
      21    CBRL Group, Inc. .................................         877
      81    Charlotte Russe Holding, Inc. (D).................       2,179
      63    Chemed Corp. .....................................       4,176
      97    Crocs, Inc. (D)(G)................................       4,174
       6    Deckers Outdoor Corp. (D).........................         626
     157    DSW, Inc. (D)(G)..................................       5,454
       3    Ethan Allen Interiors, Inc. ......................          94
       7    Granite Construction, Inc. .......................         456
      11    GSI Commerce, Inc. (D)............................         249
      12    Gymboree Corp. (D)................................         477
     179    Hot Topic, Inc. (D)...............................       1,944
     235    J. Crew Group, Inc. (D)...........................      12,749
      10    Jo-Ann Stores, Inc. (D)...........................         284
      15    Jos. A. Bank Clothiers, Inc. (D)..................         620
      82    Maidenform Brands, Inc. (D).......................       1,634
      53    McGrath RentCorp..................................       1,772
      12    Men's Wearhouse, Inc. ............................         614
     517    New York & Co., Inc. (D)..........................       5,667
     163    Noble International Ltd. (G)......................       3,323
      48    P. F. Chang's China Bistro, Inc. (D)(G)...........       1,672
       2    Pacific Sunwear of California, Inc. (D)...........          36
      14    Perini Corp. (D)..................................         885
     126    Phillips-Van Heusen Corp. ........................       7,602
     101    RARE Hospitality International, Inc. (D)..........       2,701
     175    Sigma Designs, Inc. (D)(G)........................       4,555
     362    Skechers U.S.A., Inc. Class A (D).................      10,576
      93    Sotheby's.........................................       4,273
     360    Source Information Management Co. (D)(G)..........       1,791
     326    True Religion Apparel, Inc. (D)(G)................       6,623
      15    Warnaco Group, Inc. (D)...........................         578
      60    Winn-Dixie Stores, Inc. (D)(G)....................       1,770
       8    World Fuel Services Corp. ........................         324
                                                                ----------
                                                                   137,304
                                                                ----------
            CONSUMER STAPLES -- 0.3%
       9    Chattem, Inc. (D).................................         591
       4    M & F Worldwide Corp. (D).........................         259
     244    Sally Beauty Co., Inc. (D)........................       2,198
                                                                ----------
                                                                     3,048
                                                                ----------
            ENERGY -- 4.9%
      74    Alon USA Energy, Inc. ............................       3,237
      18    Basic Energy Services, Inc. (D)...................         458
     366    Cabot Oil & Gas Corp. ............................      13,509
     324    Delek U.S. Holdings, Inc. ........................       8,639
     690    Grey Wolf, Inc. (D)...............................       5,682
     257    Headwaters, Inc. (D)(G)...........................       4,438
      95    Hercules Offshore, Inc. (D)(G)....................       3,083
     279    Pioneer Drilling Co. (D)..........................       4,152
      66    Swift Energy Co. (D)..............................       2,805
     105    Trico Marine Services, Inc. (D)(G)................       4,272
                                                                ----------
                                                                    50,275
                                                                ----------

The accompanying notes are an integral part of these financial statements.

 HARTFORD SMALLCAP GROWTH HLS FUND

 JUNE 30, 2007 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                  MARKET
 SHARES                                                         VALUE (W)
---------                                                       ----------
COMMON STOCK -- (CONTINUED)
            FINANCE -- 9.0%
     243    Advanta Corp. Class B.............................  $    7,581
       5    Alexandria Real Estate Equities, Inc. ............         465
      73    Allied World Assurance Holdings Ltd. .............       3,736
     325    Amerisafe, Inc. (D)...............................       6,384
      13    Amtrust Financial Services........................         248
     139    Arch Capital Group Ltd. (D).......................      10,061
     277    Aspen Insurance Holdings Ltd. ....................       7,775
       8    Asta Funding, Inc. (G)............................         300
      39    Centene Corp. (D).................................         844
      37    City Holding Co. .................................       1,399
      75    CompuCredit Corp. (D)(G)..........................       2,624
      20    Cousins Properties, Inc. .........................         568
      15    Digital Realty Trust, Inc. .......................         577
      72    Dollar Financial Corp. (D)........................       2,063
      55    eHealth, Inc. (D)(G)..............................       1,040
     255    Encore Capital Group, Inc. (D)(G).................       3,187
      --    Enstar Group Ltd. (D).............................          31
      14    Euronet Worldwide, Inc. (D).......................         413
       4    Evercore Partners, Inc. ..........................         133
       6    FCStone Group, Inc. (D)...........................         365
      21    Felcor Lodging Trust, Inc. .......................         552
      96    First Community Bancorp, Inc. ....................       5,486
      16    First Industrial Realty Trust, Inc. ..............         620
      11    HealthExtras, Inc. (D)............................         334
      --    Home Properties of New York, Inc. ................           1
      95    IndyMac Bancorp, Inc. (G).........................       2,762
       7    International Securities Exchange
              Holdings, Inc. .................................         444
      28    Knight Capital Group, Inc. (D)....................         465
      77    Maguire Properties, Inc. .........................       2,654
     132    National Financial Partners Corp. (G).............       6,122
      24    Nationwide Health Properties, Inc. ...............         653
     270    Net 1 UEPS Technologies, Inc. (D)(G)..............       6,513
      50    Sunstone Hotel Investors, Inc. ...................       1,417
       6    SVB Financial Group (D)...........................         304
       6    SWS Group, Inc. ..................................         131
      13    U.S. Global Investors, Inc. ......................         293
     112    United Rentals, Inc. (D)..........................       3,651
     149    Waddell and Reed Financial, Inc. Class A..........       3,878
      58    Wellcare Health Plans, Inc. (D)...................       5,204
                                                                ----------
                                                                    91,278
                                                                ----------
            HEALTH CARE -- 17.8%
     300    Acadia Pharmaceuticals, Inc. (D)(G)...............       4,097
      14    Adams Respiratory Therapeutics, Inc. (D)(G).......         551
      23    Affymetrix, Inc. (D)..............................         571
     119    Align Technology, Inc. (D)(G).....................       2,868
     643    Alkermes, Inc. (D)................................       9,386
     354    American Oriental Bioengineering, Inc. (D)(G).....       3,150
     132    Amylin Pharmaceuticals, Inc. (D)(G)...............       5,429
     471    Applera Corp. -- Celera Group (D).................       5,840
      27    Apria Healthcare Group, Inc. (D)..................         790
     236    Arena Pharmaceuticals, Inc. (D)(G)................       2,589
     108    Bradley Pharmaceuticals, Inc. (D)(G)..............       2,352
     350    Ciphergen Biosystems, Inc. (D)....................         340

                                                                  MARKET
 SHARES                                                         VALUE (W)
---------                                                       ----------
            HEALTH CARE -- (CONTINUED)
      99    CONMED Corp. (D)..................................  $    2,893
      25    Cubist Pharmaceuticals, Inc. (D)..................         492
     831    CV Therapeutics, Inc. (D)(G)......................      10,983
     283    Cytokinetics, Inc. (D)............................       1,601
      10    Digene Corp. (D)..................................         622
     909    Encysive Pharmaceuticals, Inc. (D)(G).............       1,619
      71    Enzon, Inc. (D)(G)................................         555
     321    Exelixis, Inc. (D)................................       3,881
      21    Foxhollow Technologies, Inc. (D)..................         436
      14    Healthways, Inc. (D)..............................         663
     267    Human Genome Sciences, Inc. (D)...................       2,380
      52    Immucor, Inc. (D).................................       1,457
     301    Incyte Corp. (D)..................................       1,807
      10    Integra LifeSciences Holdings Corp. (D)(G)........         475
     267    Invacare Corp. ...................................       4,887
     150    Isis Pharmaceuticals, Inc. (D)....................       1,448
      22    KV Pharmaceutical Co. (D).........................         590
      14    LCA-Vision, Inc. (G)..............................         652
     361    LifePoint Hospitals, Inc. (D).....................      13,952
     125    Longs Drug Stores Corp. ..........................       6,565
      49    Magellan Health Services, Inc. (D)................       2,272
     255    Mannatech, Inc. (G)...............................       4,045
     126    Matria Healthcare, Inc. (D).......................       3,809
      25    Medicines Co. (D).................................         448
      19    Medicis Pharmaceutical Corp. Class A..............         590
      25    Mentor Corp. (G)..................................       1,005
      27    MGI Pharma, Inc. (D)..............................         603
       8    Myriad Genetics, Inc. (D)(G)......................         303
      20    Noven Pharmaceuticals, Inc. (D)...................         469
   1,392    NPS Pharmaceuticals, Inc. (D).....................       5,762
      17    OSI Pharmaceuticals, Inc. (D).....................         603
     490    Perrigo Co. ......................................       9,586
      94    PharmaNet Development Group, Inc. (D).............       2,990
     176    Pharmion Corp. (D)(G).............................       5,092
      80    Progenics Pharmaceuticals, Inc. (D)...............       1,723
     480    Regeneron Pharmaceuticals, Inc. (D)...............       8,606
     518    Rigel Pharmaceuticals, Inc. (D)...................       4,615
     158    Rochester Medical Corp. (D).......................       2,367
     155    Salix Pharmaceuticals Ltd. (D)(G).................       1,910
      13    Savient Pharmaceuticals, Inc. (D).................         167
      36    Sciele Pharma, Inc. (D)...........................         854
     261    STERIS Corp. .....................................       7,999
      89    Tomotherapy, Inc. (D).............................       1,951
      15    United Therapeutics Corp. (D)(G)..................         972
      48    Usana Health Sciences, Inc. (D)(G)................       2,165
      32    Valeant Pharmaceuticals International.............         528
      10    Ventana Medical Systems, Inc. (D).................         773
      64    ViroPharma, Inc. (D)..............................         885
     135    West Pharmaceutical Services......................       6,365
      61    Xenoport, Inc. (D)................................       2,714
     231    Zymogenetics, Inc. (D)(G).........................       3,373
                                                                ----------
                                                                   181,465
                                                                ----------
            SERVICES -- 13.3%
       9    ABM Industries, Inc. .............................         237
      11    Administaff, Inc. ................................         354

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

                                                                  MARKET
 SHARES                                                         VALUE (W)
---------                                                       ----------
COMMON STOCK -- (CONTINUED)
            SERVICES -- (CONTINUED)
      44    Advisory Board Co. (D)............................  $    2,450
       7    Anixter International, Inc. (D)...................         557
      19    Atheros Communications, Inc. (D)..................         580
      67    Central European Media Enterprises Ltd. (D).......       6,518
     111    Cerner Corp. (D)(G)...............................       6,152
      95    Comsys IT Partners, Inc. (D)......................       2,167
      24    Corvel (D)........................................         632
       5    CPI Corp. ........................................         354
      23    Digital River, Inc. (D)...........................       1,033
     120    Factset Research Systems, Inc. ...................       8,202
      41    Foundry Networks, Inc. (D)........................         685
      91    Gevity HR, Inc. ..................................       1,753
     177    Healthspring, Inc. (D)............................       3,368
     133    Heidrick & Struggles International, Inc. (D)......       6,810
     326    Hub Group, Inc. (D)...............................      11,448
     103    ICF International, Inc. (D).......................       2,064
     146    Imergent, Inc. (G)................................       3,579
      74    inVentiv Health, Inc. (D).........................       2,716
      36    INVESTools, Inc. (D)..............................         359
     141    ITT Educational Services, Inc. (D)................      16,515
      25    Ixia (D)..........................................         234
     187    Jack Henry & Associates, Inc. ....................       4,813
      21    Jackson Hewitt Tax Service, Inc. .................         586
      19    Kelly Services, Inc. .............................         518
      19    Korn/Ferry International (D)......................         508
     163    Live Nation, Inc. (D).............................       3,648
      17    Macrovision Corp. (D).............................         517
     407    Parametric Technology Corp. (D)(G)................       8,805
     256    Perot Systems Corp. Class A (D)...................       4,355
       7    Premiere Global Services, Inc. (D)................          94
     183    Priceline.com, Inc. (D)(G)........................      12,564
     136    Resources Connection, Inc. (D)....................       4,539
      29    Sinclair Broadcast Group, Inc. Class A............         414
       8    Vail Resorts, Inc. (D)............................         503
      17    Waste Connections, Inc. (D).......................         502
     222    Watson Wyatt Worldwide, Inc. .....................      11,202
     100    Wright Express Corp. (D)..........................       3,441
                                                                ----------
                                                                   135,776
                                                                ----------
            TECHNOLOGY -- 23.5%
     304    Acuity Brands, Inc. ..............................      18,339
     621    Advanced Energy Industries, Inc. (D)..............      14,068
     308    Amkor Technology, Inc. (D)........................       4,850
      14    Ansoft Corp. (D)..................................         419
     195    Ansys, Inc. (D)...................................       5,159
      15    Aspen Technology, Inc. (D)........................         211
      14    Belden, Inc. .....................................         789
     183    Blackbaud, Inc. ..................................       4,060
      11    Blackboard, Inc. (D)..............................         468
     830    Brocade Communications Systems, Inc. (D)..........       6,493
      59    Centennial Cellular Corp. Class A (D).............         564
      14    Cogent Communication Group, Inc. (D)..............         414
      26    Cognex Corp. .....................................         577
      88    Comtech Telecommunications Corp. (D)..............       4,071
     221    CSG Systems International, Inc. (D)...............       5,872

                                                                  MARKET
 SHARES                                                         VALUE (W)
---------                                                       ----------
            TECHNOLOGY -- (CONTINUED)
      73    Dobson Communications Corp. (D)...................  $      812
     412    Eagle Test Systems, Inc. (D)......................       6,615
     128    eFunds Corp. (D)..................................       4,517
     737    Emulex Corp. (D)..................................      16,087
       8    Equinix, Inc. (D).................................         775
      14    Eschelon Telecom, Inc. (D)........................         427
      17    FLIR Systems, Inc. (D)............................         789
      38    General Communication, Inc. Class A (D)...........         481
       6    Genlyte Group (D).................................         456
     223    Golden Telecom, Inc. (G)..........................      12,284
      10    Hologic, Inc. (D).................................         525
      13    IHS, Inc. (D).....................................         616
      36    Informatica Corp. (D).............................         537
      25    Infospace, Inc. ..................................         589
     118    Interdigital Communications Corp. (D).............       3,809
       7    Itron, Inc. (D)...................................         553
     267    j2 Global Communications, Inc. (D)(G).............       9,299
     212    Komag, Inc. (D)(G)................................       6,761
     102    Lamson & Sessions Co. (D)(G)......................       2,705
       7    Littelfuse, Inc. (D)..............................         244
     390    Micrel, Inc. .....................................       4,962
      96    MicroStrategy, Inc. (D)...........................       9,101
      43    Middleby Corp. (D)................................       2,584
      17    National Cinemedia, Inc. (D)......................         472
     180    Netflix, Inc. (D)(G)..............................       3,488
     162    Neustar, Inc. (D).................................       4,693
      24    Novatel Wireless, Inc. (D)........................         625
     162    Novatel, Inc. (D).................................       5,866
      21    NTELOS Holdings Corp. ............................         584
      40    Nuance Communications, Inc. (D)(G)................         676
      32    OmniVision Technologies, Inc. (D)(G)..............         571
     552    ON Semiconductor Corp. (D)........................       5,919
      52    PAETEC Holding Corp. (D)..........................         583
     101    PMC-Sierra, Inc. (D)..............................         783
     185    Polycom, Inc. (D).................................       6,232
     109    RF Micro Devices, Inc. (D)........................         681
      25    Rural Cellular Corp. Class A (D)..................       1,078
      17    SAVVIS, Inc. (D)..................................         861
      29    Semtech Corp. (D).................................         499
      39    Silicon Image, Inc. (D)...........................         338
      30    SiRF Technology Holdings, Inc. (D)................         625
     820    Skyworks Solutions, Inc. (D)......................       6,028
     161    Smart Modular Technologies, Inc. (D)..............       2,217
      53    Sonus Networks, Inc. (D)..........................         454
     331    Spectrum Brands, Inc. (D)(G)......................       2,238
       4    SPSS, Inc. (D)....................................         155
     238    Starent Networks Corp. (D)........................       3,504
     136    Sybase, Inc. (D)..................................       3,247
      88    Synchronoss Technologies Inc. (D).................       2,585
      15    Take-Two Interactive Software, Inc. (D)...........         305
      85    Technitrol, Inc. .................................       2,428
      18    THQ, Inc. (D).....................................         543
      26    Trident Microsystems, Inc. (D)....................         475
      86    Triumph Group, Inc. (G)...........................       5,630
     423    Trizetto Group, Inc. (D)..........................       8,195
     335    Ultra Clean Holdings, Inc. (D)(G).................       4,679

The accompanying notes are an integral part of these financial statements.

 HARTFORD SMALLCAP GROWTH HLS FUND

 JUNE 30, 2007 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                  MARKET
 SHARES                                                         VALUE (W)
---------                                                       ----------
COMMON STOCK -- (CONTINUED)
            TECHNOLOGY -- (CONTINUED)
       2    United Industrial Corp. ..........................  $      144
     242    United Online, Inc. (G)...........................       3,992
      33    Valueclick, Inc. (D)..............................         975
     282    Vishay Intertechnology, Inc. (D)..................       4,461
      34    Websense, Inc. (D)................................         712
                                                                ----------
                                                                   239,423
                                                                ----------
            TRANSPORTATION -- 3.8%
      61    Alaska Air Group, Inc. (D)........................       1,705
     351    American Commercial Lines, Inc. (D)(G)............       9,144
     105    ExpressJet Holdings, Inc. (D).....................         626
     148    FreightCar America, Inc. (G)......................       7,083
     109    General Maritime Corp. (G)........................       2,930
       7    Horizon Lines, Inc. Class A.......................         226
     553    Knight Transportation, Inc. (G)...................      10,709
      11    Midwest Air Group, Inc. (D).......................         162
      12    Polaris Industries, Inc. (G)......................         646
     121    SkyWest, Inc. ....................................       2,872
     133    Werner Enterprises, Inc. .........................       2,670
                                                                ----------
                                                                    38,773
                                                                ----------
            Total common stock
              (cost $872,749).................................  $  999,596
                                                                ----------

PRINCIPAL
 AMOUNT
---------
 SHORT-TERM INVESTMENTS -- 22.4%
            REPURCHASE AGREEMENTS -- 2.2%
            Banc of America Securities Joint Repurchase
              Agreement (maturing on 07/02/2007 in the amount
              of $23, collateralized by U.S. Treasury Note,
              12.00%, 2013, value of $24) 4.25% dated
 $    23      07/02/2007......................................  $       23
            Banc of America Securities TriParty Joint
              Repurchase Agreement (maturing on 07/02/2007 in
              the amount of $3,436, collateralized by FNMA,
              5.00%, 2035, value of $3,503)
   3,434      5.36% dated 07/02/2007..........................       3,434
            BNP Paribas Securities Corp. Repurchase Agreement
              (maturing on 07/02/2007 in the amount of $1,483,
              collateralized by U.S. Treasury Bonds,
              7.13% -- 8.75%, 2020 -- 2023, value of $1,520)
   1,483      4.35% dated 07/02/2007..........................       1,483
            Deutsche Bank Securities TriParty Joint Repurchase
              Agreement (maturing on 07/02/2007 in the amount
              of $9,118, collateralized by FHLMC,
              4.50% -- 6.50%, 2019 -- 2037, value of $9,296)
   9,114      5.36% dated 07/02/2007..........................       9,114
            RBS Greenwich Capital Markets Repurchase Agreement
              (maturing on 07/02/2007 in the amount of $1,685,
              collateralized by U.S. Treasury Note, 4.50%,
              2010, value of $1,724)
   1,684      4.35% dated 07/02/2007..........................       1,684

PRINCIPAL                                                         MARKET
 AMOUNT                                                         VALUE (W)
---------                                                       ----------
            REPURCHASE AGREEMENTS -- (CONTINUED)
            UBS Securities, Inc. Repurchase Agreement
              (maturing on 07/02/2007 in the amount of $1,483,
              collateralized by U.S. Treasury Note, 8.75%,
              2017, value of $1,518)
 $ 1,482      4.40% dated 07/02/2007..........................  $    1,482
            UBS Securities, Inc. TriParty Joint Repurchase
              Agreement (maturing on 07/02/2007 in the amount
              of $5,638, collateralized by FNMA,
              4.50% -- 6.50%, 2020 -- 2037, value of $5,748)
   5,636      5.37% dated 07/02/2007..........................       5,636
                                                                ----------
                                                                    22,856
                                                                ----------
 SHARES
---------
            SECURITIES PURCHASED WITH PROCEEDS FROM SECURITY
            LENDING -- 20.1%
            CASH COLLATERAL REINVESTMENT FUND:
 204,611    BNY Institutional Cash Reserve Fund...............     204,611
                                                                ----------
PRINCIPAL
 AMOUNT
---------
            U.S. TREASURY BILLS -- 0.1%
 $   500    4.61%, 09/20/2007 (M)(S)..........................         495
                                                                ----------
            Total short-term investments
              (cost $227,962).................................  $  227,962
                                                                ----------

            Total investments
              (cost $1,100,711) (C)...........................  120.5%    $1,227,558
            Other assets and liabilities......................  (20.5)%     (208,590)
                                                                -----     ----------
            Total net assets..................................  100.0%    $1,018,968
                                                                =====     ==========

Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 0.58% of total net assets at June 30, 2007.

 (C) At June 30, 2007, the cost of securities for federal income tax purposes was $1,103,604 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

      Unrealized Appreciation........................  $170,853
      Unrealized Depreciation........................   (46,899)
                                                       --------
      Net Unrealized Appreciation....................  $123,954
                                                       ========

 (D) Currently non-income producing.

 (G) Security is partially on loan at June 30, 2007.

 (M) The interest rate disclosed for these securities represents the effective yield on the date of acquisition.

 (S) Security pledged as initial margin deposit for open futures contracts at June 30, 2007.

     FUTURES CONTRACTS OUTSTANDING AT JUNE 30, 2007

                                                                      UNREALIZED
                              NUMBER OF               EXPIRATION    APPRECIATION/
      DESCRIPTION             CONTRACTS*   POSITION      MONTH      (DEPRECIATION)
      -----------             ----------   --------   ----------    --------------
      Russell Mini Futures        21         Long     Sept., 2007         $4
                                                                          ==

     * The number of contracts does not omit 000's.

 (W) See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

 HARTFORD STOCK HLS FUND

 SCHEDULE OF INVESTMENTS
 JUNE 30, 2007 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                  MARKET
 SHARES                                                         VALUE (W)
---------                                                       ----------
 COMMON STOCK -- 99.7%
            BASIC MATERIALS -- 4.1%
     973    Alcoa, Inc. ......................................  $   39,432
     598    Cameco Corp. (G)..................................      30,342
     830    E.I. DuPont de Nemours & Co. .....................      42,177
     567    Freeport-McMoRan Copper & Gold, Inc. (G)..........      46,951
   1,177    Newmont Mining Corp. .............................      45,989
     935    Uranium One, Inc. (D).............................      11,915
                                                                ----------
                                                                   216,806
                                                                ----------
            CAPITAL GOODS -- 0.9%
     583    Caterpillar, Inc. (G).............................      45,641
                                                                ----------
            CONSUMER CYCLICAL -- 6.3%
     814    Best Buy Co., Inc. ...............................      38,003
  10,986    Buck Holdings L.P. (A)(D)(H)......................       9,887
   2,088    Circuit City Stores, Inc. (G).....................      31,486
   2,251    D.R. Horton, Inc. (G).............................      44,863
   1,488    Home Depot, Inc. .................................      58,537
   2,273    Lowe's Cos., Inc. ................................      69,749
     681    Supervalu, Inc. ..................................      31,539
     964    Wal-Mart Stores, Inc. ............................      46,354
                                                                ----------
                                                                   330,418
                                                                ----------
            CONSUMER STAPLES -- 7.2%
     683    Bunge Ltd. Finance Corp. (G)......................      57,688
       8    Japan Tobacco, Inc. (A)...........................      41,632
     916    Kraft Foods, Inc. (G).............................      32,299
   1,479    PepsiCo, Inc. (G).................................      95,907
   2,477    Procter & Gamble Co. .............................     151,568
                                                                ----------
                                                                   379,094
                                                                ----------
            ENERGY -- 8.4%
     760    Chesapeake Energy Corp. (G).......................      26,282
     204    CNOOC Ltd. ADR (G)................................      23,227
     366    ConocoPhillips Holding Co. (G)....................      28,755
     750    EnCana Corp. .....................................      46,081
     923    Exxon Mobil Corp. ................................      77,379
   1,553    Halliburton Co. (G)...............................      53,572
   1,778    OAO Gazprom ADR (G)(K)............................      74,503
   1,439    Occidental Petroleum Corp. .......................      83,278
     413    XTO Energy, Inc. (G)..............................      24,845
                                                                ----------
                                                                   437,922
                                                                ----------
            FINANCE -- 23.3%
   5,719    Akbank T.A.S. (A)(G)..............................      31,585
   1,846    American International Group, Inc. ...............     129,289
   6,926    Amvescap plc (A)..................................      89,245
   2,228    Bank of America Corp. ............................     108,918
     933    Bank of New York Co., Inc. .......................      38,647
   1,464    Capital One Financial Corp. (G)...................     114,860
   2,442    Citigroup, Inc. ..................................     125,229
     756    Commerce Bancorp, Inc. (G)........................      27,963
   1,440    Countrywide Financial Corp. ......................      52,355
   1,677    E*Trade Financial Corp. (D).......................      37,039
     333    Goldman Sachs Group, Inc. ........................      72,178
   1,097    ING Groep N.V. ADR (G)............................      48,222
     381    Julius Baer Holding Ltd. (A)......................      27,246
       2    Mitsubishi UFJ Financial Group, Inc. (A)..........      26,516
   1,055    State Street Corp. (G)............................      72,176
   1,068    UBS AG............................................      64,116

                                                                  MARKET
 SHARES                                                         VALUE (W)
---------                                                       ----------
            FINANCE -- (CONTINUED)
   2,062    UnitedHealth Group, Inc. .........................  $  105,461
   2,391    Western Union Co. ................................      49,802
                                                                ----------
                                                                 1,220,847
                                                                ----------
            HEALTH CARE -- 9.4%
     448    AstraZeneca plc (A)...............................      24,026
   3,693    Elan Corp. plc ADR (D)............................      80,981
   1,694    Eli Lilly & Co. ..................................      94,678
     704    Genentech, Inc. (D)...............................      53,287
     418    Merck & Co., Inc. ................................      20,816
   1,279    Sanofi-Aventis S.A. ADR...........................      51,509
   1,837    Schering-Plough Corp. ............................      55,918
   1,628    Shionogi & Co., Ltd. (A)..........................      26,537
   1,455    Wyeth.............................................      83,407
                                                                ----------
                                                                   491,159
                                                                ----------
            SERVICES -- 8.7%
   2,667    Comcast Corp. Class A (D)(G)......................      74,999
     735    KBR, Inc. (D)(G)..................................      19,279
     485    Monster Worldwide, Inc. (D).......................      19,925
   3,669    Time Warner, Inc. ................................      77,200
   1,554    United Parcel Service, Inc. Class B (G)...........     113,464
   1,075    Viacom, Inc. Class B (D)..........................      44,744
   1,550    Waste Management, Inc. ...........................      60,543
   3,634    XM Satellite Radio Holdings, Inc. Class A
              (D)(G)..........................................      42,770
                                                                ----------
                                                                   452,924
                                                                ----------
            TECHNOLOGY -- 30.1%
     790    Activision, Inc. (D)(G)...........................      14,744
     732    Apple, Inc. (D)...................................      89,297
   1,993    AT&T, Inc. .......................................      82,726
   5,642    Cisco Systems, Inc. (D)...........................     157,124
   2,136    Corning, Inc. (D).................................      54,577
   1,600    Dell, Inc. (D)....................................      45,693
   2,389    EMC Corp. (D)(G)..................................      43,243
   3,605    Flextronics International Ltd. (D)(G).............      38,934
   6,815    General Electric Co. .............................     260,882
     227    Google, Inc. (D)..................................     118,598
   4,569    Intel Corp. ......................................     108,548
   1,600    Maxim Integrated Products, Inc. ..................      53,443
   1,982    Medtronic, Inc. ..................................     102,766
   2,348    Network Appliance, Inc. (D)(G)....................      68,562
     294    NII Holdings, Inc. Class B (D)(G).................      23,705
     158    Research In Motion Ltd. ADR (D)...................      31,658
   5,464    Sprint Nextel Corp. (G)...........................     113,157
   1,710    Texas Instruments, Inc. (G).......................      64,362
     543    Whirlpool Corp. ..................................      60,404
   1,631    Yahoo!, Inc. (D)..................................      44,238
                                                                ----------
                                                                 1,576,661
                                                                ----------
            UTILITIES -- 1.3%
     194    E.On AG (A)(G)....................................      32,498
     973    Renewable Energy Corp. AS (A)(D)..................      37,663
                                                                ----------
                                                                    70,161
                                                                ----------
            Total common stock
              (cost $4,784,694)...............................  $5,221,633
                                                                ----------

The accompanying notes are an integral part of these financial statements.

 HARTFORD STOCK HLS FUND

 JUNE 30, 2007 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

PRINCIPAL                                                         MARKET
 AMOUNT                                                         VALUE (W)
---------                                                       ----------
 SHORT-TERM INVESTMENTS -- 5.8%
            REPURCHASE AGREEMENTS -- 0.3%
            Banc of America Securities Joint Repurchase
              Agreement (maturing on 07/02/2007 in the amount
              of $22, collateralized by U.S. Treasury Note,
              12.00%, 2013, value of $23)
 $    22      4.25% dated 07/02/2007..........................  $       22
            Banc of America Securities TriParty Joint
              Repurchase Agreement (maturing on 07/02/2007 in
              the amount of $3,259, collateralized by FNMA,
              5.00%, 2035, value of $3,323)
   3,258      5.36% dated 07/02/2007..........................       3,258
            Deutsche Bank Securities TriParty Joint Repurchase
              Agreement (maturing on 07/02/2007 in the amount
              of $8,650, collateralized by FHLMC,
              4.50% -- 6.50%, 2019 -- 2037, value of $8,819)
   8,646      5.36% dated 07/02/2007..........................       8,646
            UBS Securities, Inc. TriParty Joint Repurchase
              Agreement (maturing on 07/02/2007 in the amount
              of $5,349, collateralized by FNMA,
              4.50% -- 6.50%, 2020 -- 2037, value of $5,453)
   5,347      5.37% dated 07/02/2007..........................       5,347
                                                                ----------
                                                                    17,273
                                                                ----------
 SHARES
---------
            SECURITIES PURCHASED WITH PROCEEDS FROM SECURITY
            LENDING -- 5.5%
            CASH COLLATERALREINVESTMENT FUND:
 270,326    Navigator Prime Portfolio.........................     270,326
                                                                ----------
PRINCIPAL
 AMOUNT
---------
            U.S. TREASURY SECURITIES:
            U.S. Treasury Bond
 $ 3,700      2.00%, 01/15/2026...............................       3,523
       5      2.38%, 01/15/2025...............................           6
   1,642      3.63%, 04/15/2028...............................       2,449
     110      3.88%, 04/15/2029...............................         168
            U.S. Treasury Note
     342      0.88%, 04/15/2010...............................         355
       7      1.63%, 01/15/2015...............................           7
   1,963      1.88%, 07/15/2013 -- 07/15/2015.................       2,136
      29      2.00%, 04/15/2012 -- 01/15/2016.................          29
   2,370      2.38%, 04/15/2011 -- 01/15/2017.................       2,336
   3,707      2.50%, 07/15/2016...............................       3,690
     130      3.50%, 01/15/2011...............................         161
                                                                ----------
                                                                    14,860
                                                                ----------
                                                                   285,186
                                                                ----------
            Total short-term investments
              (cost $302,459).................................  $  302,459
                                                                ----------

            Total investments
              (cost $5,087,153) (C)...........................  105.5%    $5,524,092
            Other assets and liabilities......................   (5.5)%     (288,403)
                                                                -----     ----------
            Total net assets..................................  100.0%    $5,235,689
                                                                =====     ==========

Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 15.27% of total net assets at June 30, 2007.

 (C) At June 30, 2007, the cost of securities for federal income tax purposes was $5,129,441 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

      Unrealized Appreciation.......................  $ 520,145
      Unrealized Depreciation.......................   (125,494)
                                                      ---------
      Net Unrealized Appreciation...................  $ 394,651
                                                      =========

 (A) The aggregate value of securities valued in good faith at fair value by, or under the direction of, the Funds' Board of Directors at June 30, 2007, was $346,835, which represents 6.62% of total net assets.

 (D) Currently non-income producing.

 (G) Security is partially on loan at June 30, 2007.

 (K) Securities contain some restrictions as to public resale. These securities comply with Regulation S, rules governing offers and sales made outside the United States without registration under the Securities Act of 1933, and are determined to be liquid. At June 30, 2007, the market value of these securities amounted to $74,503 or 1.42% of net assets.

 (H) The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

       PERIOD
      ACQUIRED  SHARES/PAR         SECURITY         COST BASIS
      --------  ----------         --------         ----------
      06/2007     10,986       Buck Holdings L.P.    $10,997

     The aggregate value of these securities at June 30, 2007 was $9,887 which represents 0.19% of total net assets.

 (W) See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

     FORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING AT JUNE 30, 2007

                                                                UNREALIZED
                              MARKET    CONTRACT              APPRECIATION/
      DESCRIPTION             VALUE      AMOUNT    DELIVERY   (DEPRECIATION)
      -----------            --------   --------   --------   --------------
      British Pound (Buy)     $1,853     $1,844    07/02/07        $ 9
      Swiss Franc (Buy)        9,927      9,876    07/02/07         51
                                                                   ---
                                                                   $60
                                                                   ===

The accompanying notes are an integral part of these financial statements.

 HARTFORD TOTAL RETURN BOND HLS FUND

 SCHEDULE OF INVESTMENTS
 JUNE 30, 2007 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                      MARKET
   SHARES                                                            VALUE (W)
-------------                                                       -----------
COMMON STOCK -- 0.0%
                TECHNOLOGY -- 0.0%
           --   XO Holdings, Inc. (D)(G)(H).......................  $        --
                                                                    -----------
                Total common stock
                  (cost $0).......................................  $        --
                                                                    -----------
WARRANTS -- 0.0%
                TECHNOLOGY -- 0.0%
           --   Ntelos, Inc. (D)(H)...............................  $        --
                                                                    -----------
                Total warrants
                  (cost $1).......................................  $        --
                                                                    -----------
  PRINCIPAL
   AMOUNT
-------------
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES -- 13.3%
                FINANCE -- 13.1%
                ACT Depositor Corp.
$       9,450     5.43%, 09/22/2041 (I)(L)........................  $     8,948
                Banc of America Commercial Mortgage, Inc.
        2,695     4.43%, 11/10/2039...............................        2,577
       90,957     4.52%, 09/11/2036 (I)(P)#.......................        2,842
                Banc of America Securities Automotive Trust
        5,880     4.49%, 02/18/2013...............................        5,824
                Bayview Commercial Asset Trust
       49,853     7.00%, 07/25/2037 (H)(P)........................        7,143
                Bayview Financial Acquisition Trust
        4,430     6.97%, 05/28/2037 (L)...........................        4,467
                Bear Stearns Commercial Mortgage Securities, Inc.
           10     2.96%, 08/13/2039...............................           10
       75,139     4.07%, 07/11/2042 (P)#..........................        2,205
       58,968     4.12%, 11/11/2041 (P)#..........................        1,488
      129,989     5.50%, 02/11/2041 (I)(P)#.......................        2,174
       15,790     5.58%, 09/11/2041...............................       15,410
                Capital Automotive Receivables Asset Trust
        2,950     5.77%, 05/20/2010 (I)...........................        2,954
        3,850     6.15%, 04/20/2011 (I)...........................        3,873
                CBA Commercial Small Balance Commercial Mortgage
      145,392     7.00%, 07/25/2035 -- 06/25/2038 (H)(P)#.........        8,458
                Citibank Credit Card Issuance Trust
       12,560     5.70%, 05/15/2013...............................       12,481
                Citigroup Commercial Mortgage Trust
        8,050     5.25%, 04/15/2040...............................        7,949
       10,145     5.41%, 10/15/2049...............................        9,924
                Citigroup Mortgage Loan Trust, Inc.
           --     0.00%, 01/25/2037 (A)(I)(M).....................           --
        1,387     12.00%, 01/25/2037 (I)(M).......................        3,790
                Countrywide Asset-Backed Certificates
        1,753     5.46%, 07/25/2035...............................        1,727

  PRINCIPAL                                                           MARKET
   AMOUNT                                                            VALUE (W)
-------------                                                       -----------
                FINANCE -- (CONTINUED)
                Credit Suisse Mortgage Capital Certificates
$       7,816     5.83%, 06/15/2038 (L)...........................  $     7,823
                Credit-Based Asset Servicing and Securitization
                  LLC
        4,735     5.86%, 04/25/2037...............................        4,655
                CS First Boston Mortgage Securities Corp.
        1,382     2.08%, 05/15/2038...............................        1,360
        1,835     4.51%, 07/15/2037...............................        1,788
                DB Master Finance LLC
       12,470     5.78%, 06/20/2031 (I)...........................       12,500
                First Horizon Mortgage Pass-Through Trust
       64,991     5.86%, 05/25/2037 (L)...........................       64,807
                Ford Credit Automotive Owner Trust
        4,940     5.30%, 06/15/2012...............................        4,886
                GE Business Loan Trust
      344,101     6.14%, 05/15/2034 (H)(P)#.......................        3,678
        9,612     6.32%, 05/15/2034 (I)(L)........................        9,612
                GE Capital Commercial Mortgage Corp.
       19,150     5.68%, 12/10/2049 (L)...........................       18,805
                Goldman Sachs Mortgage Securities Corp. II
      166,002     4.38%, 08/10/2038 (I)(P)#.......................        1,544
                Green Tree Financial Corp.
        1,568     7.24%, 06/15/2028...............................        1,622
                Home Equity Asset Trust
        1,470     4.75%, 06/27/2035 (H)...........................          882
        7,575     6.27%, 07/25/2037 (L)...........................        7,674
                JP Morgan Automotive Receivable Trust
        1,675     12.88%, 03/15/2012 (A)(P).......................        1,695
                JP Morgan Chase Commercial Mortgage Security Corp.
      653,595     4.82%, 08/12/2037 (P)#..........................        2,412
       10,420     4.87%, 03/15/2046...............................       10,075
       21,450     5.00%, 10/15/2042 (L)...........................       20,265
      471,605     5.42%, 05/12/2045 (P)#..........................       11,164
        4,140     5.44%, 12/12/2044...............................        4,127
       20,090     5.54%, 12/12/2043 (L)...........................       19,308
                LB-UBS Commercial Mortgage Trust
       18,200     5.22%, 02/15/2031 (L)...........................       17,387
       14,725     5.41%, 09/15/2039 (L)...........................       14,183
        4,750     5.45%, 11/15/2038 (L)...........................        4,547
       11,890     5.48%, 11/15/2038 (L)...........................       11,384
                Lehman Brothers Small Balance Commercial
        6,335     5.52%, 09/25/2030 (I)...........................        6,214
        5,180     5.62%, 09/25/2036 (I)...........................        5,069
                Marlin Leasing Receivables LLC
       13,390     5.33%, 09/16/2013 (I)...........................       13,324
                MBNA Credit Card Master Note Trust
       13,950     4.50%, 01/15/2013 (G)...........................       13,614

The accompanying notes are an integral part of these financial statements.

 HARTFORD TOTAL RETURN BOND HLS FUND

 JUNE 30, 2007 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

  PRINCIPAL                                                           MARKET
   AMOUNT                                                            VALUE (W)
-------------                                                       -----------
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES -- (CONTINUED)
                FINANCE -- (CONTINUED)
                Merrill Lynch Mortgage Trust
$      63,757     3.96%, 10/12/2041 (I)(P)#.......................  $     1,804
        1,834     4.56%, 06/12/2043...............................        1,787
      239,831     4.57%, 06/12/2043 (P)#..........................        5,920
                Merrill Lynch/Countrywide Commercial Mortgage
                  Trust
       21,500     5.20%, 12/12/2049...............................       20,407
       14,725     5.46%, 07/12/2046 (L)...........................       14,223
        9,920     5.91%, 06/12/2046 (L)...........................        9,994
                Morgan Stanley Automotive Loan Trust
        1,053     5.00%, 03/15/2012 (I)...........................        1,052
                Morgan Stanley Capital I
          581     7.56%, 04/30/2039 (I)(L)........................          581
                Morgan Stanley Dean Witter Capital I
       73,119     0.46%, 08/25/2032 (A)(H)(P).....................           --
       25,413     8.05%, 08/25/2032 (H)(P)........................           37
                Nationstar Home Equity Loan Trust
        3,642     9.97%, 03/25/2037 (I)(L)........................        3,642
                Option One Mortgage Loan Trust -- Class M6
        3,875     6.99%, 03/25/2037...............................        3,801
                Option One Mortgage Loan Trust -- Class M7
        2,575     6.99%, 03/25/2037...............................        2,219
                Option One Mortgage Loan Trust -- Class M8
        2,525     6.99%, 03/25/2037...............................        1,962
                Popular ABS Mortgage Pass-Through Trust
        3,775     4.75%, 12/25/2034...............................        3,602
        3,180     5.42%, 04/25/2035...............................        3,109
                Providian Gateway Master Trust
        6,625     3.35%, 09/15/2011 (I)...........................        6,598
                Renaissance Home Equity Loan Trust
        4,670     5.36%, 05/25/2035...............................        4,562
        6,480     5.75%, 05/25/2036 (L)...........................        6,329
                Renaissance Home Equity Loan Trust, Class M7
        2,800     7.50%, 04/25/2037...............................        2,594
                Soundview NIM Trust
        2,490     6.41%, 12/25/2036 (I)...........................        2,481
                Wachovia Automotive Loan Owner Trust
        9,970     5.29%, 06/20/2012 (I)...........................        9,928
                Wachovia Bank Commercial Mortgage Trust
       57,588     3.65%, 02/15/2041 (I)(P)#.......................        1,447
        1,835     4.52%, 05/15/2044...............................        1,784
        8,050     4.72%, 01/15/2041...............................        7,852
                Wachovia Bank Commercial Mortgage Trust -- Class
                  A2
        6,930     5.42%, 01/15/2045...............................        6,888

  PRINCIPAL                                                           MARKET
   AMOUNT                                                            VALUE (W)
-------------                                                       -----------
                FINANCE -- (CONTINUED)
                Wachovia Bank Commercial Mortgage Trust -- Class
                  A4
$      15,000     5.42%, 01/15/2045 (L)...........................  $    14,543
                Wamu Commercial Mortgage Securities Trust
       19,570     6.14%, 03/23/2045 (I)(L)........................       19,611
                                                                    -----------
                                                                        559,405
                                                                    -----------
                TRANSPORTATION -- 0.2%
                Continental Airlines, Inc.
        4,915     6.70%, 06/15/2021 #.............................        4,952
        4,600     8.05%, 11/01/2020 #.............................        4,979
                                                                    -----------
                                                                          9,931
                                                                    -----------
                Total asset & commercial
                  mortgage backed securities
                  (cost $579,682).................................  $   569,336
                                                                    -----------
CORPORATE BONDS: INVESTMENT GRADE -- 27.7%
                BASIC MATERIALS -- 0.1%
                Westvaco Corp.
        4,975     7.95%, 02/15/2031 #.............................  $     5,177
                                                                    -----------
                CONSUMER CYCLICAL -- 0.1%
                Foster's Finance Corp.
        4,150     4.88%, 10/01/2014 (I)#..........................        3,859
                J. C. Penney Co., Inc.
        1,770     6.38%, 10/15/2036 #.............................        1,686
                                                                    -----------
                                                                          5,545
                                                                    -----------
                CONSUMER STAPLES -- 0.5%
                Diageo Finance B.V.
       11,414     5.50%, 04/01/2013 (G)...........................       11,236
                SABMiller plc
        9,025     6.20%, 07/01/2011 (I)#..........................        9,177
                                                                    -----------
                                                                         20,413
                                                                    -----------
                ENERGY -- 1.9%
                Anadarko Petroleum Corp.
       10,600     6.45%, 09/15/2036 #.............................       10,195
                Canadian National Resources Ltd.
        1,689     6.25%, 03/15/2038 #.............................        1,598
       10,165     6.50%, 02/15/2037 (G)...........................        9,977
                Consumers Energy Co.
        4,000     5.15%, 02/15/2017 #.............................        3,753
        5,190     5.38%, 04/15/2013 #.............................        5,107
                Enterprise Products Operating L.P.
        6,935     4.63%, 10/15/2009 #.............................        6,792
                Gazprom Capital S.A.
        5,935     6.21%, 11/22/2016 (I)#..........................        5,781
                Husky Oil Co.
          220     8.90%, 08/15/2028 #.............................          227
                Petro-Canada
       12,815     5.95%, 05/15/2035 #.............................       11,800

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

  PRINCIPAL                                                           MARKET
   AMOUNT                                                            VALUE (W)
-------------                                                       -----------
CORPORATE BONDS: INVESTMENT GRADE -- (CONTINUED)
                ENERGY -- (CONTINUED)
                Ras Laffan Liquefied Natural Gas Co., Ltd.
$       2,294     3.44%, 09/15/2009 (I)#..........................  $     2,238
       16,410     5.30%, 09/30/2020 (I)#..........................       15,334
                Sempra Energy
        3,435     6.00%, 02/01/2013 #.............................        3,490
                TNK-BP Finance S.A.
        7,195     7.50%, 07/18/2016 (I)#..........................        7,418
                                                                    -----------
                                                                         83,710
                                                                    -----------
                FINANCE -- 16.9%
                ABX Financing Co.
       10,013     6.35%, 10/15/2036 (I)#..........................        9,632
                Aegon Funding Corp.
        6,930     5.75%, 12/15/2020 #.............................        6,814
                Aetna, Inc.
       13,161     5.75%, 06/15/2011 (G)...........................       13,238
                AMBAC Financial Group, Inc.
        1,844     6.15%, 02/15/2037 (G)...........................        1,653
                American Express Credit Corp.
       28,464     6.80%, 09/01/2066 #.............................       29,350
                American International Group, Inc.
        9,550     6.25%, 03/15/2037 #.............................        9,030
                Americo Life, Inc.
           75     7.88%, 05/01/2013 (I)#..........................           76
                Amvescap plc
       18,030     4.50%, 12/15/2009 #.............................       17,594
        3,544     5.38%, 02/27/2013 #.............................        3,442
                Army Hawaii Family Housing Trust Certificates
        5,370     5.52%, 06/15/2050 (I)#..........................        5,012
                Axa S.A.
       18,341     6.46%, 12/14/2049 (G)(I)(L).....................       17,050
                BAE Systems Holdings, Inc.
        9,535     5.20%, 08/15/2015 (I)#..........................        9,109
                Bank of New York Institutional Capital Trust
          200     7.78%, 12/01/2026 (I)#..........................          208
                BB&T Capital Trust IV
       22,441     6.82%, 06/12/2057 (L)...........................       22,261
                Capital One Capital IV
        9,824     6.75%, 02/17/2037 #.............................        9,039
                Centura Capital Trust I
          250     8.85%, 06/01/2027 (H)(I)........................          262
                CIT Group, Inc.
       10,860     6.10%, 03/15/2067 (L)#..........................        9,890
                Comerica Capital Trust II
       14,553     6.58%, 02/20/2037 (G)(L)........................       13,619
                Corporacion Andina De Fomento
        8,420     5.75%, 01/12/2017...............................        8,266
                Countrywide Financial Corp.
       21,330     5.80%, 06/07/2012 (G)...........................       21,180
                Credit Agricole
       18,596     6.64%, 05/31/2049 (G)(I)(L).....................       18,077

  PRINCIPAL                                                           MARKET
 AMOUNT (B)                                                          VALUE (W)
-------------                                                       -----------
                FINANCE -- (CONTINUED)
                Credit Suisse First Boston USA, Inc.
$       6,300     6.50%, 01/15/2012 #.............................  $     6,525
                Duke Realty L.P.
       15,675     5.95%, 02/15/2017 #.............................       15,614
                ERAC USA Finance Co.
        7,300     5.60%, 05/01/2015 (I)#..........................        7,007
                ERP Operating L.P.
        4,517     5.75%, 06/15/2017...............................        4,428
                Fifth Third Capital Trust IV
       21,170     6.50%, 04/15/2037 (G)(L)........................       20,463
                Genworth Financial, Inc.
       16,049     6.15%, 11/15/2066 #.............................       15,211
                Goldman Sachs Capital Trust II
       17,925     5.79%, 12/29/2049 (L)...........................       17,494
                HSBC Holding plc
        9,530     6.50%, 05/02/2036 #.............................        9,794
                Huntington Capital III
        1,953     6.65%, 05/15/2037 (L)...........................        1,868
                International Bank for Reconstruction and
                  Development
  TRY   5,650     13.63%, 05/09/2017..............................        4,285
                Janus Capital Group, Inc.
       18,425     6.70%, 06/15/2017...............................       18,584
                JP Morgan Chase Capital XX
       19,655     6.55%, 09/29/2036 #.............................       18,929
                Kazkommerts International B.V
        3,785     8.00%, 11/03/2015 (I)#..........................        3,676
                Kreditanstalt feur Wiederaufbau
 ISK  509,000     10.00%, 10/27/2008..............................        7,920
                Kreditanstalt fuer Wiederaufbau International
                  Finance
JPY 2,513,000     1.75%, 03/23/2010...............................       20,712
                Landwirtsch Rentenbank
JPY 2,469,000     0.65%, 09/30/2008...............................       19,986
                Lincoln National Corp.
       22,880     6.05%, 04/20/2067 (G)...........................       21,845
                Mellon Capital IV
        7,514     6.24%, 06/20/2049 (L)...........................        7,582
                Merrill Lynch & Co., Inc.
       12,600     5.70%, 05/02/2017 (G)...........................       12,133
        6,575     6.22%, 09/15/2026 (G)...........................        6,406
                Metlife, Inc.
       17,904     6.40%, 12/15/2036 #.............................       16,585
                Morgan Stanley
        9,165     5.55%, 04/27/2017 #.............................        8,793
                MUFG Capital Finance I Ltd.
       10,500     6.35%, 07/25/2049 (L)#..........................       10,317
                North Street Referenced Linked Notes
        3,900     6.41%, 07/30/2010 (I)(L)#.......................        3,393
                Northern Rock plc
       11,290     6.59%, 06/28/2049 (I)(L)........................       11,346
                Northgroup Preferred Capital Corp.
       11,208     6.38%, 10/15/2049 (I)(L)........................       10,864
                PNC Preferred Funding Trust II
        9,800     6.11%, 03/15/2049 (I)(L)........................        9,558

The accompanying notes are an integral part of these financial statements.

 HARTFORD TOTAL RETURN BOND HLS FUND

 JUNE 30, 2007 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

  PRINCIPAL                                                           MARKET
 AMOUNT (B)                                                          VALUE (W)
-------------                                                       -----------
CORPORATE BONDS: INVESTMENT GRADE -- (CONTINUED)
                FINANCE -- (CONTINUED)
                Progressive Corp.
$      14,845     6.70%, 06/15/2037 (L)...........................  $    14,754
                Prudential Holdings LLC
          200     7.25%, 12/18/2023 (I)#..........................          223
                Rabobank Nederlands
  AUD  25,390     6.50%, 03/18/2010 (L)...........................       21,531
                Regional Diversified Funding
           96     9.25%, 03/15/2030 (I)#..........................          106
                Regions Financing Trust II
       10,039     6.63%, 05/15/2047 #.............................        9,603
                Simon Property Group, Inc.
       10,700     7.88%, 03/15/2016 (I)#..........................       12,058
                SMFG Preferred Capital
       16,392     6.08%, 12/01/2049 (I)(L)#.......................       15,769
                St. Paul Travelers Cos., Inc.
        6,800     8.13%, 04/15/2010 #.............................        7,250
                State Street Capital Trust IV
       14,395     6.36%, 06/15/2037 (L)#..........................       14,437
                Suntrust Capital VIII
       16,713     6.10%, 12/15/2036 (G)...........................       15,305
                Suntrust Preferred Capital
        3,740     5.85%, 12/29/2049 (L)#..........................        3,717
                Travelers Property Casualty Corp.
        2,882     5.00%, 03/15/2013 #.............................        2,776
                TuranAlem Finance B.V.
        6,260     8.50%, 02/10/2015 (K)#..........................        6,088
                US Bank Realty Corp.
       13,200     6.09%, 12/22/2049 (I)(L)#.......................       12,948
                Wellpoint, Inc.
       21,950     5.88%, 06/15/2017...............................       21,681
        4,700     6.80%, 08/01/2012 #.............................        4,919
                Westfield Group
        9,076     5.70%, 10/01/2016 (I)#..........................        8,919
                ZFS Finance U.S.A. Trust
       12,670     6.50%, 05/09/2037 (I)(L)........................       12,254
                                                                    -----------
                                                                        720,458
                                                                    -----------
                FOREIGN GOVERNMENTS -- 3.0%
                Canadian Government
   CAD    200     9.00%, 03/01/2011...............................          215
                Germany (Gov't of)
  EUR  48,194     3.25%, 06/13/2008...............................       64,539
                Italy (Republic of)
JPY 2,473,000     3.80%, 03/27/2008...............................       20,506
   AUD    300     5.88%, 08/14/2008...............................          252
                New South Wales Treasury Corp.
  AUD  24,565     8.00%, 03/01/2008...............................       21,026
                Queensland Treasury Corp.
  AUD  25,695     6.00%, 07/14/2009...............................       21,547
                                                                    -----------
                                                                        128,085
                                                                    -----------
                HEALTH CARE -- 0.4%
                CVS Caremark Corp.
       18,166     6.30%, 06/01/2037 (L)...........................       17,881
                                                                    -----------

  PRINCIPAL                                                           MARKET
   AMOUNT                                                            VALUE (W)
-------------                                                       -----------
                SERVICES -- 1.5%
                Comcast Corp.
$         100     10.63%, 07/15/2012 #............................  $       119
                COX Communications, Inc.
       10,240     5.45%, 12/15/2014 #.............................        9,907
        7,758     5.88%, 12/01/2016 (I)#..........................        7,585
                Electronic Data Systems Corp.
        2,350     3.88%, 07/15/2023 (G)(X)#.......................        2,380
                FedEx Corp.
        3,800     3.50%, 04/01/2009 #.............................        3,673
                Marriott International, Inc.
        9,625     6.20%, 06/15/2016 #.............................        9,469
                Mashantucket Western Pequot Revenue Bond
        4,709     5.91%, 09/01/2021 (I)#..........................        4,385
                Time Warner Entertainment Co., L.P.
       15,075     8.38%, 07/15/2033 #.............................       17,495
                Time Warner, Inc.
        5,120     6.50%, 11/15/2036 (G)...........................        4,861
                Viacom, Inc.
        2,850     6.25%, 04/30/2016 #.............................        2,807
                                                                    -----------
                                                                         62,681
                                                                    -----------
                TECHNOLOGY -- 1.9%
                AT&T Corp.
        7,672     8.00%, 11/15/2031 #.............................        9,119
                Cingular Wireless Services, Inc.
       12,600     8.75%, 03/01/2031 #.............................       15,707
                Comcast Cable Communications, Inc.
          500     8.50%, 05/01/2027 #.............................          590
                GTE Corp.
          165     8.75%, 11/01/2021 (G)...........................          196
                Sprint Capital Corp.
       19,795     8.75%, 03/15/2032 #.............................       22,232
                TCI Communications, Inc.
        4,025     8.75%, 08/01/2015 #.............................        4,655
                Telecom Italia Capital
        8,515     7.20%, 07/18/2036 (G)...........................        8,754
                Tele-Communications, Inc.
        7,975     7.88%, 08/01/2013 #.............................        8,739
                Verizon Maryland, Inc.
        1,500     8.30%, 08/01/2031 #.............................        1,738
                Verizon Virginia, Inc.
          125     4.63%, 03/15/2013 #.............................          117
                Vodafone Group plc
       10,479     6.15%, 02/27/2037 (G)...........................        9,749
                                                                    -----------
                                                                         81,596
                                                                    -----------
                TRANSPORTATION -- 0.4%
                American Airlines, Inc.
        5,696     7.86%, 10/01/2011 #.............................        6,023
                CSX Corp.
       10,875     6.75%, 03/15/2011 (G)...........................       11,240
                Roadway Corp.
          325     8.25%, 12/01/2008 #.............................          335
                                                                    -----------
                                                                         17,598
                                                                    -----------

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

  PRINCIPAL                                                           MARKET
   AMOUNT                                                            VALUE (W)
-------------                                                       -----------
CORPORATE BONDS: INVESTMENT GRADE -- (CONTINUED)
                UTILITIES -- 1.0%
                Carolina Power & Light Co.
$       6,550     5.25%, 12/15/2015 #.............................  $     6,306
                CenterPoint Energy, Inc.
        7,475     6.85%, 06/01/2015 (G)...........................        7,786
                Detroit Edison Co.
        3,875     6.13%, 10/01/2010 #.............................        3,944
                Kinder Morgan Energy Partners L.P.
        4,720     6.50%, 02/01/2037 #.............................        4,540
                Northern States Power Co.
        5,735     6.25%, 06/01/2036 #.............................        5,833
                Peco Energy Co.
        6,130     5.95%, 10/01/2036 #.............................        5,897
                Puget Sound Energy, Inc.
        3,190     7.96%, 02/22/2010 #.............................        3,369
                Texas-New Mexico Power Co.
        2,483     6.13%, 06/01/2008 #.............................        2,487
                Westar Energy, Inc.
        1,400     5.15%, 01/01/2017 #.............................        1,302
                                                                    -----------
                                                                         41,464
                                                                    -----------
                Total corporate bonds: investment grade
                  (cost $1,212,807)...............................  $ 1,184,608
                                                                    -----------
CORPORATE BONDS: NON-INVESTMENT GRADE -- 7.1%
                BASIC MATERIALS -- 0.9%
                Citigroup (JSC Severstal)
        5,610     9.25%, 04/19/2014 (K)#..........................  $     6,137
                Freeport-McMoRan Copper & Gold, Inc.
        9,875     8.25%, 04/01/2015...............................       10,418
                Potlatch Corp.
       12,100     13.00%, 12/01/2009 (L)#.........................       13,620
                Stone Container
        7,015     8.00%, 03/15/2017...............................        6,805
                                                                    -----------
                                                                         36,980
                                                                    -----------
                CAPITAL GOODS -- 0.3%
                Bombardier, Inc.
        8,650     6.30%, 05/01/2014 (I)#..........................        8,217
                L-3 Communications Corp.
        6,102     3.00%, 08/01/2035 (G)(X)#.......................        6,880
                                                                    -----------
                                                                         15,097
                                                                    -----------
                CONSUMER CYCLICAL -- 0.5%
                Aramark Corp.
        5,110     8.86%, 02/01/2015 (I)(L)#.......................        5,187
                Group 1 Automotive, Inc.
        6,760     2.25%, 06/15/2036 (L)(X)#.......................        5,822
                K. Hovnanian Enterprises, Inc.
        5,765     6.00%, 01/15/2010 (G)...........................        5,246
                Lear Corp.
        6,595     8.75%, 12/01/2016...............................        6,282
                                                                    -----------
                                                                         22,537
                                                                    -----------

  PRINCIPAL                                                           MARKET
   AMOUNT                                                            VALUE (W)
-------------                                                       -----------
                CONSUMER STAPLES -- 0.1%
                OJSC Myronivsky Hliboproduct
$       4,235     10.25%, 11/30/2011 (I)#.........................  $     4,399
                                                                    -----------
                ENERGY -- 0.1%
                Chesapeake Energy Corp.
        3,876     2.75%, 11/15/2035 (X)#..........................        4,201
                                                                    -----------
                FINANCE -- 1.1%
                American Real Estate Partners L.P.
        2,575     7.13%, 02/15/2013 (G)#..........................        2,485
                ATF Bank
        4,200     9.00%, 05/11/2016 (I)#..........................        4,455
                Drummond Co., Inc.
        6,555     7.38%, 02/15/2016 (G)(I)........................        6,227
                Ford Motor Credit Co.
        9,440     9.81%, 04/15/2012 (L)#..........................       10,117
                General Motors Acceptance Corp.
        9,845     6.88%, 09/15/2011 #.............................        9,684
                Hertz Corp.
        9,100     10.50%, 01/01/2016..............................       10,056
                Hub International Holdings, Inc.
        6,525     10.25%, 06/15/2015 (I)..........................        6,280
                                                                    -----------
                                                                         49,304
                                                                    -----------
                FOREIGN GOVERNMENTS -- 0.3%
                Argentina (Republic of)
        8,830     7.00%, 10/03/2015...............................        7,789
                Venezuela (Republic of)
        4,675     5.75%, 02/26/2016...............................        4,006
                                                                    -----------
                                                                         11,795
                                                                    -----------
                HEALTH CARE -- 0.4%
                HCA, Inc.
       10,210     7.88%, 02/01/2011 #.............................       10,363
                Rite Aid Corp.
        8,525     9.50%, 06/15/2017 (I)...........................        8,184
                                                                    -----------
                                                                         18,547
                                                                    -----------
                SERVICES -- 0.3%
                ISA Capital De Brasil S.A.
        6,285     8.80%, 01/30/2017 (G)(I)........................        6,725
                Liberty Media Corp.
        6,423     3.50%, 01/15/2031 (X)#..........................        5,235
                                                                    -----------
                                                                         11,960
                                                                    -----------
                TECHNOLOGY -- 2.8%
                Advanced Micro Devices, Inc.
        9,270     6.00%, 05/01/2015 (I)(X)#.......................        8,922
                Canwest Mediaworks L.P.
        5,605     9.25%, 08/01/2015 (I)(Q)........................        5,619
                Charter Communications Operating LLC
       10,190     8.00%, 04/30/2012 (I)...........................       10,317
                CSC Holdings, Inc.
        6,835     8.13%, 07/15/2009...............................        6,972
        2,220     8.13%, 08/15/2009 #.............................        2,264

The accompanying notes are an integral part of these financial statements.

 HARTFORD TOTAL RETURN BOND HLS FUND

 JUNE 30, 2007 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

  PRINCIPAL                                                           MARKET
   AMOUNT                                                            VALUE (W)
-------------                                                       -----------
CORPORATE BONDS: NON-INVESTMENT GRADE -- (CONTINUED)
                TECHNOLOGY -- (CONTINUED)
                Dobson Cellular Systems
$       5,325     8.38%, 11/01/2011 #.............................  $     5,565
                Freescale Semiconductor, Inc.
        8,325     10.13%, 12/15/2016 (G)(I).......................        7,825
                Intelsat Bermuda Ltd.
        8,670     9.25%, 06/15/2016 #.............................        9,212
                Level 3 Financing, Inc.
        6,950     12.25%, 03/15/2013 #............................        7,975
                MetroPCS Wireless Inc.
        7,980     9.25%, 11/01/2014 (G)(I)........................        8,239
                Nortel Networks Ltd.
        5,845     10.75%, 07/15/2016 (I)#.........................        6,459
                Qwest Communications International, Inc.
        9,440     7.50%, 02/15/2014 #.............................        9,558
                Rural Cellular Corp.
        8,460     8.36%, 06/01/2013 (I)(L)........................        8,418
                Spansion LLC
        7,450     8.48%, 06/01/2013 (I)(L)........................        7,441
                Vimpel Communications
        3,815     8.25%, 05/23/2016 (I)#..........................        3,982
                Windstream Corp.
        9,220     8.63%, 08/01/2016 #.............................        9,750
                                                                    -----------
                                                                        118,518
                                                                    -----------
                TRANSPORTATION -- 0.2%
                Bristow Group, Inc.
        7,170     7.50%, 09/15/2017 (G)(I)........................        7,188
                                                                    -----------
                UTILITIES -- 0.1%
                Energipe Y Saelpa
        3,715     10.50%, 07/19/2013 (I)#.........................        4,151
                                                                    -----------
                Total corporate bonds: non-investment grade
                  (cost $304,336).................................  $   304,677
                                                                    -----------
MUNICIPAL BONDS -- 0.2%
                GENERAL OBLIGATIONS -- 0.2%
                Oregon School Boards Association, Taxable Pension
        7,325     4.76%, 06/30/2028...............................  $     6,533
                                                                    -----------
                HOUSING (HFA'S, ETC.) -- 0.0%
                Industry Urban DA
          275     6.10%, 05/01/2024...............................          281
                                                                    -----------
                Total municipal bonds
                  (cost $7,606)...................................  $     6,814
                                                                    -----------
SENIOR FLOATING RATE INTERESTS: NON-INVESTMENT GRADE (V) -- 9.3%
                BASIC MATERIALS -- 0.7%
                Boise Cascade LLC
        1,996     6.86%, 05/01/2014 (N)...........................  $     1,990
          448     6.86%, 05/01/2014 (AA)(Q).......................          448

  PRINCIPAL                                                           MARKET
   AMOUNT                                                            VALUE (W)
-------------                                                       -----------
                BASIC MATERIALS -- (CONTINUED)
                Coffeyville Resources
$         112     7.36%, 12/21/2010 (AA)#.........................  $       112
          575     8.35%, 12/21/2013 (N)#..........................          578
                Compass Minerals Group, Inc.
        5,688     6.85%, 12/22/2012 (N)#..........................        5,681
                Georgia-Pacific Corp.
       12,176     7.11%, 02/14/2013 (N)...........................       12,195
                Huntsman International LLC
        6,771     7.07%, 04/23/2014 (N)#..........................        6,766
                Tupperware Corp.
        1,863     6.86%, 11/07/2012 (N)#..........................        1,861
                                                                    -----------
                                                                         29,631
                                                                    -----------
                CONSUMER CYCLICAL -- 1.3%
                Ford Motor Co.
       29,467     8.36%, 12/15/2013 (N)#..........................       29,596
                Invista B.V., Term Loan B1
        1,632     6.86%, 04/30/2010 (N)#..........................        1,630
                Invista B.V., Term Loan B2
        1,634     6.86%, 04/30/2010 (N)#..........................        1,632
                Masonite International Corp., Canadian Term Loan
        1,409     7.35%, 04/30/2010 (N)#..........................        1,365
                Masonite International Corp., U.S. Term Loan
        1,406     7.35%, 04/30/2010 (N)#..........................        1,363
                Oshkosh Trucking Corp.
        2,049     6.86%, 12/06/2013 (N)#..........................        2,044
                Supervalu, Inc.
        5,607     6.73%, 06/01/2011 (N)...........................        5,608
        4,911     6.86%, 05/30/2013 (N)...........................        4,916
                William Carter Co.
        7,902     6.85%, 07/14/2012 (N)#..........................        7,900
                                                                    -----------
                                                                         56,054
                                                                    -----------
                CONSUMER STAPLES -- 0.1%
                Dole Food Co., Inc.
          230     7.23%, 04/12/2013 (AA)#.........................          229
        1,703     7.45%, 04/12/2013 (N)#..........................        1,690
          511     7.54%, 04/12/2013 (N)#..........................          509
                                                                    -----------
                                                                          2,428
                                                                    -----------
                ENERGY -- 0.0%
                Big West Oil LLC
          735     7.61%, 02/02/2015 (N)...........................          736
          898     7.61%, 02/02/2015 (AA)(Q).......................          899
                                                                    -----------
                                                                          1,635
                                                                    -----------
                FINANCE -- 1.1%
                Ameritrade Holding Corp.
       10,024     6.82%, 12/31/2011 (N)#..........................       10,027
                CB Richard Ellis Services, Inc.
        3,704     6.82%, 12/14/2013 (N)#..........................        3,707
                Crescent Resources LLC
       10,725     8.32%, 09/07/2012 (N)#..........................       10,703
                General Growth Properties, Inc.
       11,126     6.57%, 02/24/2010 (N)#..........................       11,082

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

  PRINCIPAL                                                           MARKET
   AMOUNT                                                            VALUE (W)
-------------                                                       -----------
SENIOR FLOATING RATE INTERESTS: NON-INVESTMENT GRADE -- (CONTINUED)
                FINANCE -- (CONTINUED)
                Nasdaq Stock Market, Inc., Term Loan B
$       7,630     7.07%, 05/22/2012 (N)#..........................  $     7,640
                Nasdaq Stock Market, Inc., Term Loan C
        3,725     7.07%, 05/22/2012 (N)#..........................        3,729
                                                                    -----------
                                                                         46,888
                                                                    -----------
                HEALTH CARE -- 1.5%
                Carestream Health, Inc.
        5,714     7.34%, 04/12/2013 (N)(Q)........................        5,714
                Community Health Systems, Inc.
        7,262     7.11%, 08/19/2011 (N)#..........................        7,259
        8,000     7.61%, 07/02/2014 (AA)(Q).......................        8,012
       10,500     9.36%, 10/24/2014 (AA)(Q).......................       10,448
                DJ Orthopedics LLC
        2,161     6.88%, 04/07/2013 (N)#..........................        2,158
                Fresenius Medical Care AG
       14,257     6.73%, 03/31/2013 (N)#..........................       14,230
                HCA, Inc.
        6,850     7.61%, 11/17/2013 (N)#..........................        6,888
                Lifepoint Hospitals, Inc.
        5,513     6.99%, 04/15/2012 (N)#..........................        5,502
                Ventiv Health, Inc.
        2,640     6.82%, 10/05/2011 (N)#..........................        2,635
                                                                    -----------
                                                                         62,846
                                                                    -----------
                SERVICES -- 3.0%
                Allied Waste Industries, Inc.
        4,567     7.07%, 01/15/2012 (AA)#.........................        4,587
        8,403     7.09%, 01/15/2012 (N)#..........................        8,437
                Cedar Fair L.P.
        4,686     7.32%, 07/21/2013 (N)#..........................        4,708
                Gray Television, Inc.
        9,746     6.85%, 12/31/2014 (N)...........................        9,697
                Harrah's Entertainment, Inc.
       17,000     6.86%, 03/05/2008 (N)(Q)........................       16,957
                MGM Mirage, Inc.
       21,741     6.54%, 10/03/2011 (N)#..........................       21,430
                Regal Cinemas, Inc.
       12,656     6.86%, 11/10/2010 (N)#..........................       12,659
                Thomas Learning Co.
       10,600     9.11%, 06/12/2008 (AA)(Q).......................       10,600
                Tribune Co.
       10,600     9.86%, 05/23/2015 (AA)(Q).......................       10,600
                UPC Financing Partnership
        8,638     7.08%, 12/31/2014 (N)...........................        8,618
                Weight Watchers International, Inc.
        7,838     6.63%, 01/24/2013 (N)#..........................        7,816
                West Corp.
        3,606     7.74%, 10/23/2013 (N)...........................        3,612
                WideOpenWest Finance LLC
       10,750     11.61%, 07/01/2015 (AA)(Q)......................       10,804
                                                                    -----------
                                                                        130,525
                                                                    -----------

  PRINCIPAL                                                           MARKET
   AMOUNT                                                            VALUE (W)
-------------                                                       -----------
                TECHNOLOGY -- 1.4%
                Cincinnati Bell, Inc.
$       3,972     6.82%, 08/31/2012 (N)#..........................  $     3,959
                Idearc, Inc.
        5,655     6.86%, 11/17/2013 (N)#..........................        5,650
        9,823     7.36%, 11/17/2014 (N)#..........................        9,844
                Mediacom Broadband
       10,186     7.07%, 01/31/2015 (N)#..........................       10,154
        7,035     7.10%, 01/31/2015 (N)#..........................        7,021
                Mediacom LLC
        2,047     7.10%, 01/31/2015 (N)#..........................        2,042
                Metro PCS Wireless, Inc.
        4,325     7.63%, 11/02/2013 (N)#..........................        4,338
                R.H. Donnelley, Inc.
       17,083     6.86%, 06/30/2011 (N)#..........................       17,056
                                                                    -----------
                                                                         60,064
                                                                    -----------
                UTILITIES -- 0.2%
                Mirant North America LLC
        3,622     7.07%, 01/03/2013 (N)#..........................        3,621
                NRG Energy, Inc.
        2,995     7.11%, 06/08/2013 (N)...........................        2,992
          676     7.11%, 06/08/2014 (AA)(Q).......................          673
                Pike Electric, Inc.
        1,313     6.88%, 07/01/2012 (N)#..........................        1,315
                                                                    -----------
                                                                          8,601
                                                                    -----------
                Total senior floating rate interests: non-
                  investment grade
                  (cost $398,902).................................  $   398,672
                                                                    -----------
U.S. GOVERNMENT AGENCIES -- 38.5%
                FEDERAL HOME LOAN MORTGAGE CORPORATION -- 17.8%
                MORTGAGE BACKED SECURITIES:
       16,165     5.04%, 2035 (L)#................................  $    15,896
        4,504     5.45%, 2036 (L)#................................        4,470
       18,468     5.50%, 2018 -- 2034.............................       17,884
      388,880     5.50%, 2037 (Q).................................      375,026
        5,911     5.83%, 2036 (L).................................        5,902
       71,067     6.00%, 2017 -- 2035.............................       70,699
       11,917     6.00%, 2034 #...................................       11,848
      131,764     6.00%, 2037 (Q).................................      130,529
            6     6.50%, 2031 -- 2032.............................            6
       61,900     6.50%, 2037 (Q).................................       62,538
           10     7.50%, 2029 -- 2031.............................           10
                                                                    -----------
                                                                        694,808
                                                                    -----------
                NOTES:
       21,000     4.10%, 2014 #...................................       20,458
                                                                    -----------
                REMIC -- PAC'S:
       47,165     5.00%, 2034.....................................       44,197
                                                                    -----------
                                                                        759,463
                                                                    -----------
                FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 15.3%
                MORTGAGE BACKED SECURITIES:
        3,870     4.69%, 2034 (L).................................        3,824
       14,345     4.71%, 2035 (L).................................       14,015
        3,160     4.79%, 2035 (L).................................        3,112

The accompanying notes are an integral part of these financial statements.

 HARTFORD TOTAL RETURN BOND HLS FUND

 JUNE 30, 2007 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

  PRINCIPAL                                                           MARKET
   AMOUNT                                                            VALUE (W)
-------------                                                       -----------
U.S. GOVERNMENT AGENCIES -- (CONTINUED)
                FEDERAL NATIONAL MORTGAGE ASSOCIATION -- (CONTINUED)
$       8,283     4.80%, 2035 (L).................................  $     8,104
       25,882     4.83%, 2036 (L).................................       25,664
        5,474     4.87%, 2035 (L).................................        5,344
        4,285     4.91%, 2035 (L).................................        4,248
       10,655     4.93%, 2035 (L).................................       10,575
       76,927     5.00%, 2018 -- 2034.............................       74,191
      122,949     5.00%, 2022 -- 2037 (Q).........................      116,845
        6,850     5.09%, 2035 (L).................................        6,728
       76,493     5.50%, 2013 -- 2034.............................       74,524
       20,424     5.50%, 2034 #...................................       19,789
        8,000     5.50%, 2022 (Q).................................        7,880
       11,320     5.51%, 2036 (L).................................       11,237
       29,710     6.00%, 2012 -- 2033.............................       29,634
      174,217     6.00%, 2037 (Q).................................      172,311
        3,941     6.50%, 2014 -- 2032.............................        4,013
        6,900     6.50%, 2037 (Q).................................        6,965
           40     7.00%, 2016 -- 2032.............................           41
        1,220     7.50%, 2015 -- 2032.............................        1,271
            2     8.00%, 2032.....................................            2
                                                                    -----------
                                                                        600,317
                                                                    -----------
                NOTES:
          250     3.92%, 2009 (G)(L)..............................          241
       56,138     5.00%, 2015.....................................       54,738
                                                                    -----------
                                                                         54,979
                                                                    -----------
                                                                        655,296
                                                                    -----------
                GOVERNMENT NATIONAL MORTGAGE ASSOCIATION -- 3.3%
                MORTGAGE BACKED SECURITIES:
       28,599     5.50%, 2033 -- 2034 #...........................       27,781
       43,010     6.00%, 2031 -- 2036 #...........................       42,824
       49,894     6.00%, 2037 (Q).................................       49,605
        6,024     6.50%, 2028 -- 2032.............................        6,152
       14,883     6.50%, 2028 -- 2032 #...........................       15,191
            9     7.00%, 2031.....................................            9
           64     7.00%, 2030 -- 2031 #...........................           66
           12     8.50%, 2024 #...................................           13
                                                                    -----------
                                                                        141,641
                                                                    -----------
                OTHER GOVERNMENT AGENCIES -- 2.1%
                SMALL BUSINESS ADMINISTRATION PARTICIPATION
                  CERTIFICATES:
        6,096     5.12%, 2026.....................................        5,845
        4,429     5.23%, 2027.....................................        4,299
       14,450     5.31%, 2027.....................................       14,005
       26,212     5.32%, 2027.....................................       25,575
        9,384     5.37%, 2026.....................................        9,174
        8,799     5.54%, 2026.....................................        8,714
       11,303     5.71%, 2027.....................................       11,296
        8,434     6.14%, 2022.....................................        8,577
                                                                    -----------
                                                                         87,485
                                                                    -----------
                Total U.S. government agencies
                  (cost $1,663,942)...............................  $ 1,643,885
                                                                    -----------

  PRINCIPAL                                                           MARKET
   AMOUNT                                                            VALUE (W)
-------------                                                       -----------
U.S. GOVERNMENT SECURITIES -- 2.8%
                OTHER DIRECT FEDERAL OBLIGATIONS -- 0.7%
                FEDERAL HOME LOAN BANK:
$      15,000     4.88%, 2017 (G)#................................  $    14,328
       15,885     5.25%, 2008 #...................................       15,879
                                                                    -----------
                                                                         30,207
                                                                    -----------
                U.S. TREASURY SECURITIES -- 2.1%
                U.S. TREASURY NOTES:
       58,786     4.00%, 2014 (G)#................................       55,649
        3,080     4.50%, 2017 (G).................................        2,953
       23,825     4.63%, 2016 (G).................................       23,089
        9,475     4.75%, 2011 (G).................................        9,423
                                                                    -----------
                                                                         91,114
                                                                    -----------
                Total U.S. government securities
                  (cost $123,499).................................  $   121,321
                                                                    -----------
                Total long-term investments
                  (cost $4,290,775)...............................  $ 4,229,313
                                                                    -----------
SHORT-TERM INVESTMENTS -- 28.2%
                CONSUMER CYCLICAL -- 0.9%
                Eksportfinians
       40,000     5.28%, 07/02/2007...............................  $    39,989
                                                                    -----------
                FINANCE -- 16.9%
                Abbey National NA
       40,000     5.25%, 07/13/2007...............................       39,924
                Allied Irish Banks NA
       40,000     5.26%, 07/18/2007...............................       39,895
                American Express Credit Corp.
       20,000     5.24%, 07/12/2007...............................       19,965
                American General Finance Corp.
       30,000     5.25%, 07/12/2007...............................       29,947
                Bank of America Corp.
       40,000     5.25%, 07/05/2007...............................       39,971
                Bank of Ireland
       40,000     5.26%, 07/12/2007...............................       39,930
                BNP Paribas
       40,000     5.25%, 07/12/2007...............................       39,930
                Citigroup Funding, Inc.
       40,000     5.25%, 07/12/2007...............................       39,930
                Credit Suisse First Boston NY
       20,000     5.26%, 07/09/2007...............................       19,974
                Danske Bank
       40,000     5.26%, 07/12/2007...............................       39,930
                Deutsche Bank Securities
       40,000     5.26%, 07/12/2007...............................       39,930
                General Electric Capital Corp.
       40,000     5.24%, 07/12/2007...............................       39,930
                HSBC Finance Corp.
       30,000     5.24%, 07/12/2007...............................       29,948
                JP Morgan Chase & Co.
       20,000     5.26%, 07/12/2007...............................       19,965
                Nordea North America
       40,000     5.23%, 07/09/2007...............................       39,949
                Rabobank USA
       40,000     5.24%, 07/12/2007...............................       39,930

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

  PRINCIPAL                                                           MARKET
   AMOUNT                                                            VALUE (W)
-------------                                                       -----------
SHORT-TERM INVESTMENTS -- (CONTINUED)
                FINANCE -- (CONTINUED)
                Skandinaviska Enskilda Bank NY
$      40,000     5.25%, 07/09/2007...............................  $    39,947
                Societe Generale
       40,000     5.25%, 07/16/2007...............................       39,907
        2,151   State Street Bank Money Market Fund...............        2,151
                Toyota Motor Credit
       40,000     5.24%, 07/12/2007...............................       39,933
                UBS Finance LLC
       40,000     5.28%, 07/12/2007...............................       39,930
                                                                    -----------
                                                                        720,916
                                                                    -----------
                HEALTH CARE -- 0.4%
                Abbot Laboratories
       17,000     5.24%, 07/06/2007...............................       16,985
                                                                    -----------
                REPURCHASE AGREEMENTS -- 5.2%
                BNP Paribas Securities Corp. Repurchase Agreement
                  (maturing on 07/02/2007 in the amount of $71,274
                  collateralized by U.S. Treasury Bonds,
                  7.13% -- 8.75%, 2020 -- 2023, value of $73,074)
       71,248     4.35% dated 07/02/2007..........................       71,248
                RBS Greenwich Capital Markets Repurchase Agreement
                  (maturing on 07/02/2007 in the amount of
                  $80,960, collateralized by U.S. Treasury Note,
                  4.50%, 2010, value of $82,850)
       80,931     4.35% dated 07/02/2007..........................       80,931
                UBS Securities, Inc. Repurchase Agreement
                  (maturing on 07/02/2007 in the amount of $71,274
                  collateralized by U.S. Treasury Note, 8.75%,
                  2017, value of $72,938)
       71,248     4.40% dated 07/02/2007..........................       71,248
                                                                    -----------
                                                                        223,427
                                                                    -----------
   SHARES
-------------
                SECURITIES PURCHASED WITH PROCEEDS FROM SECURITY
                LENDING -- 4.7%
                CASH COLLATERAL REINVESTMENT FUND:
      198,312   Navigator Prime Portfolio.........................      198,312
                                                                    -----------
  PRINCIPAL
   AMOUNT
-------------
                U.S. TREASURY BILLS -- 0.1%
$       5,250     4.61%, 09/20/2007 (M)(S)........................  $     5,196
                                                                    -----------
                Total short-term investments
                  (cost $1,204,825)...............................  $ 1,204,825
                                                                    -----------

                Total investments
                  (cost $5,495,600) (C)...........................  127.2%    $ 5,434,138
                Other assets and liabilities......................  (27.2)%    (1,160,804)
                                                                    -----     -----------
                Total net assets..................................  100.0%    $ 4,273,334
                                                                    =====     ===========

Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 10.89% of total net assets at June 30, 2007.

 (C) At June 30, 2007, the cost of securities for federal income tax purposes was $5,496,282 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

      Unrealized Appreciation........................  $ 11,311
      Unrealized Depreciation........................   (73,455)
                                                       --------
      Net Unrealized (Depreciation)..................  $(62,144)
                                                       ========

  # This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.

 (A) The aggregate value of securities valued in good faith at fair value by, or under the direction of, the Funds' Board of Directors at June 30, 2007, was $1,695, which represents 0.04% of total net assets.

 (AA)The interest rate disclosed for these securities represents an estimated average coupon as of June 30, 2007.

 (D) Currently non-income producing. For long-term debt securities, items identified are in default as to payment of interest and/or principal.

 (G) Security is partially on loan at June 30, 2007.

 (I) Securities issued within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Pursuant to guidelines adopted by the Board of Directors, these issues are determined to be liquid. The aggregate value of these securities at June 30, 2007, was $471,285, which represents 11.03% of total net assets.

 (K) Securities contain some restrictions as to public resale. These securities comply with Regulation S, rules governing offers and sales made outside the United States without registration under the Securities Act of 1933, and are determined to be liquid. At June 30, 2007, the market value of these securities amounted to $12,225 or 0.29% of net assets.

 (L) Variable rate securities; the rate reported is the coupon rate in effect at June 30, 2007.

 (M) The interest rate disclosed for these securities represents the effective yield on the date of acquisition.

 (N) The interest rate disclosed for these securities represents the average coupon as of June 30, 2007.

 (V) Senior loans in which the Fund invests generally pay interest rates which are periodically adjusted by reference to a base short-term, floating lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the London Inter-Bank Offered Rate (LIBOR), (ii) the prime rate offered by one or more major United States Banks, or (iii) the bank's certificate of deposit rate. Senior floating rate interests often require prepayments from excess cash flows or permit the borrower may be substantially less than the stated maturities shown. The interest rate indicated is the rate in effect at June 30, 2007.

The accompanying notes are an integral part of these financial statements.

 HARTFORD TOTAL RETURN BOND HLS FUND

 JUNE 30, 2007 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

 (P) The interest rates disclosed for interest only strips represent effective yields based upon estimated future cash flows at June 30, 2007.

 (Q) The cost of securities purchased on a when-issued or delayed delivery basis at June 30, 2007 was $996,510.

 (H) The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

      PERIOD                                                            COST
      ACQUIRED        SHARES/PAR                SECURITY               BASIS
      --------        ----------                --------               -----
      5/2007            49,853     Bayview Commercial Asset Trust,
                                   7.00%, 07/25/2037 -- 144A           $7,128
      4/2006-6/2007    145,392     CBA Commercial Small Balance
                                   Commercial Mortgage, 7.00%,
                                   07/25/2035-06/25/2038 -- 144A        5,508
      5/2003               250     Centura Capital Trust I, 8.85%,
                                   06/01/2027 -- 144A                     261
      6/2006           344,101     GE Business Loan Trust, 6.14%,
                                   05/15/2034 -- 144A                   2,982
      3/2006             1,470     Home Equity Asset Trust, 4.75%,
                                   06/27/2035 -- 144A                   1,456
      4/2005            73,119     Morgan Stanley Dean Witter Capital
                                   I, 0.46%, 08/25/2032 -- 144A            --
      10/2005-8/2006    25,413     Morgan Stanley Dean Witter Capital
                                   I, 8.05%, 08/25/2032 -- Reg D          327
      7/2000                --     Ntelos, Inc. Warrants -- 144A            1
      5/2006                --     XO Holdings, Inc.                       --

     The aggregate value of these securities at June 30, 2007 was $20,460 which represents 0.48% of total net assets.

 (X) Convertible debt security.

 (B) All principal amounts are in U.S. dollars unless otherwise indicated.

      AUD  -- Australian Dollar
      CAD  -- Canadian dollar
      EUR  -- EURO
      ISK  -- Iceland Krona
      JPY  -- Japanese Yen
      TRY  -- Turkey New Lira

 (S) Security pledged as initial margin deposit for open futures contracts at June 30, 2007.

     FUTURES CONTRACTS OUTSTANDING AT JUNE 30, 2007

                                                                       UNREALIZED
                                NUMBER OF               EXPIRATION   APPRECIATION/
      DESCRIPTION               CONTRACTS*   POSITION     MONTH      (DEPRECIATION)
      -----------               ----------   --------   ----------   --------------
      2 Year U.S. Treasury
       Note                      7,708        Long      Sept. 2007      $(2,427)
      5 Year U.S. Treasury
       Note                      2,204        Long      Sept. 2007         (674)
      10 Year U.S. Treasury
       Bond                      1,196        Long      Sept. 2007          (69)
      U.S. Long Bond             3,126        Short     Sept. 2007        3,312
                                                                        -------
                                                                        $   142
                                                                        =======

     * The number of contracts does not omit 000's.

 (W) See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

        FORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING AT JUNE 30, 2007

                                                                                                                     UNREALIZED
                                                               MARKET          CONTRACT          DELIVERY          APPRECIATION/
                     DESCRIPTION                               VALUE            AMOUNT             DATE            (DEPRECIATION)
                     -----------                              --------         --------         ----------         --------------
Brazil Real (Buy)                                             $ 8,747          $ 8,570          08/21/2007             $ 177
Colombian Peso (Buy)                                            8,654            8,570          08/22/2007                84
Indian Rupee (Buy)                                              8,619            8,570          08/21/2007                49
Japanese Yen (Sell)                                            42,222           42,192          08/02/2007               (30)
South African Rand (Buy)                                        8,581            8,570          08/21/2007                11
Thailand Baht (Buy)                                             8,262            8,570          08/22/2007              (308)
                                                                                                                       -----
                                                                                                                       $ (17)
                                                                                                                       -----

          CREDIT DEFAULT SWAP AGREEMENTS OUTSTANDING AT JUNE 30, 2007

                                                                              PAY/                                   UNREALIZED
                                           REFERENCE          BUY/SELL      RECEIVE      EXPIRATION    NOTIONAL    APPRECIATION/
COUNTERPARTY                                 ENTITY          PROTECTION    FIXED RATE       DATE        AMOUNT     (DEPRECIATION)
------------                               ---------         ----------    ----------    ----------    --------    --------------
Lehman Brothers Special Financing,
  Inc.                                 HCA, Inc.                Buy           2.70%      12/20/2010    $10,400         $ 258
Lehman Brothers Special Financing,
  Inc.                                 HCA, Inc.                Sell          3.50%      12/20/2011     10,400          (337)
JP Morgan Chase Bank                   Republic of Turkey       Sell          2.52%      04/20/2017      4,025           (91)
                                                                                                                       -----
                                                                                                                       $(170)
                                                                                                                       =====

           INTEREST RATE SWAP AGREEMENTS OUTSTANDING AT JUNE 30, 2007

                                    PAYMENTS MADE             PAYMENTS RECEIVED           EXPIRATION       NOTIONAL
COUNTERPARTY                           BY FUND                     BY FUND                   DATE           AMOUNT
------------                        -------------             -----------------           ----------       --------
JP Morgan Chase Bank             (62 bps - 10 yr Swap        (62 bps - 10 yr Swap         09/28/2007       $115,000
                                 Spread)*notional*7.4        Spread)*notional*7.4

                            UNREALIZED
                          APPRECIATION/
COUNTERPARTY              (DEPRECIATION)
------------              --------------
JP Morgan Chase Bank           $62

The accompanying notes are an integral part of these financial statements.

 HARTFORD U.S. GOVERNMENT SECURITIES HLS FUND

 SCHEDULE OF INVESTMENTS
 JUNE 30, 2007 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

PRINCIPAL                                                         MARKET
 AMOUNT                                                         VALUE (W)
---------                                                       ----------
 ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES -- 19.9%
            FINANCE -- 19.9%
            Ansonia CDO Ltd.
$  6,000      5.62%, 07/28/2046 (I)(L)#.......................  $    5,940
            Arbor Realty Mortgage Securities
   8,000      5.75%, 01/26/2042 (I)(L)#.......................       7,939
            Banc of America Commercial Mortgage, Inc.
   9,000      4.50%, 07/10/2043 #.............................       8,760
   9,433      5.00%, 10/10/2045 #.............................       9,289
            Bayview Commercial Asset Trust
  64,328      7.00%, 07/25/2037 (H)(P)#.......................       9,217
            Bayview Financial Acquisition Trust
   1,435      8.32%, 05/28/2037 (L)...........................       1,454
            Bear Stearns Asset Backed Securities, Inc.
   3,990      6.42%, 05/25/2037 (L)#..........................       3,994
            Bear Stearns Commercial Mortgage Securities, Inc.
 213,850      4.65%, 02/11/2041 (P)#..........................       2,316
            Carrington Mortgage Loan Trust
   3,238      6.97%, 02/25/2037 (L)#..........................       3,296
            CBA Commercial Small Balance Commercial Mortgage
   1,479      6.09%, 07/25/2039 (I)(L)........................       1,479
   1,539      6.50%, 07/25/2039 (I)(L)........................       1,539
  37,543      7.25%, 07/25/2039 (I)(P)........................       3,606
            Citigroup Commercial Mortgage Trust
   2,500      5.56%, 08/15/2021 (I)(L)........................       2,501
            Commercial Mortgage Pass-Through Certificate
   9,000      5.00%, 06/10/2044 #.............................       8,886
   4,845      5.61%, 12/15/2020 (I)(L)........................       4,851
            Countrywide Alternative Loan Trust
   2,012      5.50%, 10/25/2035 (L)...........................       2,008
            Countrywide Asset-Backed Certificates
   9,000      5.76%, 06/25/2035...............................       8,919
   9,000      5.80%, 07/25/2034 #.............................       8,917
            Credit Suisse Mortgage Capital Certificates
  11,000      6.12%, 09/15/2021 (I)(L)#.......................      11,036
            CS First Boston Mortgage Securities Corp.
   9,000      4.51%, 07/15/2037 #.............................       8,767
            Deutsche Alt-A Securities, Inc.
  17,599      5.57%, 02/25/2036 (L)#..........................      17,484
            Greenwich Capital Commercial Funding Corp.
   9,000      5.12%, 04/10/2037 (L)...........................       8,900
   8,000      5.55%, 11/05/2021 (I)(L)........................       8,012
            Indymac Index Mortgage Loan Trust
   8,919      5.56%, 06/25/2037 (L)...........................       8,906
            LNR CDO Ltd.
   4,400      5.67%, 05/28/2043 (I)(L)........................       4,315
            Marathon Real Estate CDO, Ltd.
   4,000      6.72%, 05/25/2046 (I)(L)........................       3,978
            Merrill Lynch Floating Trust
   6,750      5.52%, 06/15/2022 (I)(L)#.......................       6,753
            Merrill Lynch Mortgage Trust
 136,671      4.57%, 06/12/2043 (P)...........................       3,374

PRINCIPAL                                                         MARKET
 AMOUNT                                                         VALUE (W)
---------                                                       ----------
            FINANCE -- (CONTINUED)
            Merrill Lynch/Countrywide Commercial Mortgage
              Trust
$  9,000      5.20%, 12/12/2049...............................  $    8,542
            Renaissance Home Equity Loan Trust
   1,050      7.50%, 06/25/2037...............................         947
            Renaissance Home Equity Loan Trust, Class M7
   3,405      7.50%, 04/25/2037...............................       3,154
            Spirit Master Funding LLC
   6,843      5.76%, 03/20/2024 (I)#..........................       6,798
            Structured Asset Securities Corp.
   4,000      7.82%, 02/25/2037 (L)...........................       3,690
            Wachovia Bank Commercial Mortgage Trust
   9,000      4.52%, 05/15/2044 #.............................       8,750
            Wamu Commercial Mortgage Securities Trust
   8,500      6.14%, 03/23/2045 (I)(L)........................       8,518
                                                                ----------
            Total asset & commercial
              mortgage backed securities
              (cost $218,680).................................  $  216,835
                                                                ----------
CORPORATE BONDS: INVESTMENT GRADE -- 0.2%
            FINANCE -- 0.2%
            North Street Referenced Linked Notes
   2,750      6.41%, 07/30/2010 (I)(L)#.......................  $    2,393
                                                                ----------
            Total corporate bonds: investment grade
              (cost $2,401)...................................  $    2,393
                                                                ----------
U.S. GOVERNMENT AGENCIES -- 76.1%
            FEDERAL HOME LOAN MORTGAGE CORPORATION -- 24.7%
            MORTGAGE BACKED SECURITIES:
   7,256      5.45%, 2036 (L)#................................  $    7,200
  11,244      5.49%, 2036 (L)#................................      11,131
  50,000      5.50%, 2037 (Q).................................      48,219
  21,877      5.60%, 2036 (L)#................................      21,762
   2,707      6.00%, 2021 -- 2033.............................       2,710
 106,000      6.00%, 2037 (Q).................................     105,006
   4,724      6.50%, 2028 -- 2037.............................       4,788
   2,186      6.50%, 2032 #...................................       2,227
      20      7.00%, 2029 -- 2030.............................          21
       4      7.00%, 2031 #...................................           4
                                                                ----------
                                                                   203,068
                                                                ----------
            NOTES:
  16,000      4.75%, 2009 #...................................      15,843
  24,985      5.00%, 2009 #...................................      24,894
                                                                ----------
                                                                    40,737
                                                                ----------
            REMIC -- PAC'S:
  10,791      5.50%, 2016.....................................      10,715
   5,674      6.00%, 2031 #...................................       5,698
   5,710      6.50%, 2032.....................................       5,810
   3,192      6.50%, 2028 #...................................       3,243
                                                                ----------
                                                                    25,466
                                                                ----------
                                                                   269,271
                                                                ----------

The accompanying notes are an integral part of these financial statements.

 HARTFORD U.S. GOVERNMENT SECURITIES HLS FUND

 JUNE 30, 2007 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

PRINCIPAL                                                         MARKET
 AMOUNT                                                         VALUE (W)
---------                                                       ----------
U.S. GOVERNMENT AGENCIES -- (CONTINUED)
            FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 35.7%
            MORTGAGE BACKED SECURITIES:
$ 13,460      4.79%, 2035 (L)#................................  $   13,242
   1,810      4.80%, 2035 (L)#................................       1,771
   8,803      4.83%, 2034 (L)#................................       8,718
   1,198      4.87%, 2035 (L)#................................       1,169
   2,330      4.93%, 2035 (L)#................................       2,312
   7,509      5.00%, 2035 (L)#................................       7,513
   8,735      5.08%, 2035 (L)#................................       8,616
   7,623      5.15%, 2035 (L)#................................       7,507
   8,518      5.22%, 2035 (L)#................................       8,396
  12,417      5.47%, 2036 (L)#................................      12,314
   1,253      5.50%, 2015 -- 2018.............................       1,241
  76,500      5.50%, 2037 (Q).................................      73,775
  22,792      5.50%, 2016 -- 2019 #...........................      22,519
     283      6.00%, 2013 -- 2014.............................         285
  35,000      6.00%, 2037 (Q).................................      34,617
  22,114      6.00%, 2013 -- 2034 #...........................      21,953
     885      6.01%, 2009.....................................         887
  10,886      6.02%, 2037 (L)#................................      11,008
  10,883      6.50%, 2013 -- 2037.............................      10,991
   2,870      6.50%, 2014 -- 2032 #...........................       2,921
      88      7.50%, 2023.....................................          93
       9      8.50%, 2017 #...................................          10
       5      9.00%, 2021.....................................           5
       2      9.00%, 2020 #...................................           2
       8      9.75%, 2020.....................................           9
                                                                ----------
                                                                   251,874
                                                                ----------
            NOTES:
   5,000      4.88%, 2012 (G).................................       4,911
  59,000      5.00%, 2012 (G).................................      58,283
  40,000      5.13%, 2011 (G).................................      39,855
                                                                ----------
                                                                   103,049
                                                                ----------
            REMIC -- PAC'S:
   3,718      4.50%, 2016.....................................       3,665
  13,601      5.50%, 2014 -- 2035.............................      13,327
  14,000      5.50%, 2033 #...................................      13,757
                                                                ----------
                                                                    30,749
                                                                ----------
            REMIC -- Z BONDS:
   3,817      6.50%, 2029 (R).................................       3,892
                                                                ----------
                                                                   389,564
                                                                ----------
            GOVERNMENT NATIONAL MORTGAGE ASSOCIATION -- 1.7%
            MORTGAGE BACKED SECURITIES:
   9,170      5.00%, 2034 #...................................       8,651
   5,401      6.00%, 2033 -- 2034 #...........................       5,382
   1,549      7.00%, 2030 -- 2032 #...........................       1,614
     169      7.50%, 2027 #...................................         177
       3      9.50%, 2020 #...................................           4
                                                                ----------
                                                                    15,828
                                                                ----------
            REMIC -- PAC'S:
   3,250      6.50%, 2031.....................................       3,314
                                                                ----------
                                                                    19,142
                                                                ----------

PRINCIPAL                                                         MARKET
 AMOUNT                                                         VALUE (W)
---------                                                       ----------
            OTHER GOVERNMENT AGENCIES -- 14.0%
            SMALL BUSINESS ADMINISTRATION PARTICIPATION
              CERTIFICATES:
$  4,255      4.95%, 2025.....................................  $    4,040
   6,278      5.12%, 2026.....................................       6,019
   4,817      5.23%, 2027.....................................       4,676
  15,652      5.31%, 2022 -- 2027.............................      15,275
  16,130      5.32%, 2027.....................................      15,734
   9,368      5.35%, 2026.....................................       9,214
   9,503      5.36%, 2026.....................................       9,277
   7,072      5.37%, 2026.....................................       6,914
   8,193      5.49%, 2027.....................................       8,069
   4,069      5.52%, 2024.....................................       4,051
   7,188      5.54%, 2026.....................................       7,118
   8,629      5.57%, 2026 #...................................       8,581
   8,406      5.64%, 2026.....................................       8,417
   9,519      5.71%, 2027.....................................       9,513
   4,241      5.76%, 2021.....................................       4,268
   4,578      5.78%, 2021.....................................       4,609
   8,624      5.82%, 2026.....................................       8,681
  10,311      5.87%, 2026 #...................................      10,403
   7,912      6.07%, 2026.....................................       8,052
                                                                ----------
                                                                   152,911
                                                                ----------
            Total U.S. government agencies
              (cost $838,780).................................  $  830,888
                                                                ----------
U.S. GOVERNMENT SECURITIES -- 5.2%
            OTHER DIRECT FEDERAL OBLIGATIONS -- 3.1%
            FEDERAL HOME LOAN BANK:
  19,000      4.88%, 2011 (G).................................  $   18,713
  15,000      5.50%, 2009 #...................................      15,006
                                                                ----------
                                                                    33,719
                                                                ----------
            U.S. TREASURY SECURITIES -- 2.1%
            U.S. TREASURY NOTES:
  12,000      4.00%, 2010 (G).................................      11,724
  12,120      4.63%, 2016 (G).................................      11,746
                                                                ----------
                                                                    23,470
                                                                ----------
            Total U.S. government securities
              (cost $57,637)..................................  $   57,189
                                                                ----------
            Total long-term investments
              (cost $1,117,498)...............................  $1,107,305
                                                                ----------
SHORT-TERM INVESTMENTS -- 32.3%
            FINANCE -- 4.6%
            American Express Credit Corp.
  10,000      5.24%, 07/12/2007...............................  $    9,983
            American General Finance Corp.
  10,000      5.25%, 07/12/2007...............................       9,982
            Credit Suisse First Boston NY
  10,000      5.26%, 07/09/2007...............................       9,987

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

PRINCIPAL                                                         MARKET
 AMOUNT                                                         VALUE (W)
---------                                                       ----------
SHORT-TERM INVESTMENTS -- (CONTINUED)
            FINANCE -- (CONTINUED)
            HSBC Finance Corp.
$ 10,000      5.24%, 07/12/2007...............................  $    9,983
            JP Morgan Chase & Co.
  10,000      5.26%, 07/12/2007...............................       9,982
                                                                ----------
                                                                    49,917
                                                                ----------
            REPURCHASE AGREEMENTS -- 17.1%
            BNP Paribas Securities Corp. Repurchase Agreement
              (maturing on 07/02/2007 in the amount of
              $59,666, collateralized by U.S. Treasury Bonds,
              7.13% -- 8.75%, 2020 -- 2023, value of $61,173)
  59,645      4.35% dated 07/02/2007..........................      59,645
            RBS Greenwich Capital Markets Repurchase Agreement
              (maturing on 07/02/2007 in the amount of
              $67,775, collateralized by U.S. Treasury Note,
              4.50%, 2010, value of $69,358)
  67,750      4.35% dated 07/02/2007..........................      67,750
            UBS Securities, Inc. Repurchase Agreement
              (maturing on 07/02/2007 in the amount of
              $59,667, collateralized by U.S. Treasury Note,
              8.75%, 2017, value of $61,060)
  59,645      4.40% dated 07/02/2007..........................      59,645
                                                                ----------
                                                                   187,040
                                                                ----------
 SHARES
---------
            SECURITIES PURCHASED WITH PROCEEDS FROM SECURITY
            LENDING -- 10.5%
            CASH COLLATERAL REINVESTMENT FUND:
 114,301    Navigator Prime Portfolio.........................     114,301
                                                                ----------
PRINCIPAL
 AMOUNT
---------
            U.S. TREASURY BILLS -- 0.1%
$  1,050      4.61%, 09/20/2007 (M)(S)........................       1,039
                                                                ----------
            Total short-term investments
              (cost $352,298).................................  $  352,297
                                                                ----------

            Total investments
              (cost $1,469,796) (C)...........................  133.7%    $1,459,602
            Other assets and liabilities......................  (33.7)%     (367,851)
                                                                -----     ----------
            Total net assets..................................  100.0%    $1,091,751
                                                                =====     ==========

Note: Percentage of investments as shown is the ratio of the total market value to total net assets.
  (C) At June 30, 2007, the cost of securities for federal income tax purposes was $1,470,024 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

      Unrealized Appreciation........................  $  1,091
      Unrealized Depreciation........................   (11,513)
                                                       --------
      Net Unrealized Depreciation....................  $(10,422)
                                                       ========

  # This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.
(G) Security is partially on loan at June 30, 2007.
(I) Securities issued within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Pursuant to guidelines adopted by the Board of Directors, these issues are determined to be liquid. The aggregate value of these securities at June 30, 2007, was $79,658, which represents 7.30% of total net assets.
(L) Variable rate securities; the rate reported is the coupon rate in effect at June 30, 2007.
(M) The interest rate disclosed for these securities represents the effective yield on the date of acquisition.
(P) The interest rates disclosed for interest only strips represent effective yields based upon estimated future cash flows at June 30, 2007.
(Q) The cost of securities purchased on a when-issued or delayed delivery basis at June 30, 2007 was $262,083.
(R) Z-Tranche securities pay no principal or interest during their initial accrual period, but accrue additional principal at a specified coupon rate.
(H) The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

      PERIOD                                                           COST
      ACQUIRED  SHARES/PAR                  SECURITY                  BASIS
      --------  ----------                  --------                  -----
      05/2007     64,328     Bayview Commercial Asset Trust -- 144A   $9,198

     The aggregate value of these securities at June 30, 2007 was $9,217 which represents 0.84% of total net assets.

  (S)Security pledged as initial margin deposit for open futures contracts at June 30, 2007.

     FUTURES CONTRACTS OUTSTANDING AT JUNE 30, 2007

                                                                        UNREALIZED
                                NUMBER OF               EXPIRATION    APPRECIATION/
      DESCRIPTION               CONTRACTS*   POSITION      MONTH      (DEPRECIATION)
      -----------               ----------   --------   ----------    --------------
      2 Year U.S. Treasury
      Note                        2,107        Long     Sept., 2007       $(124)
      10 Year U.S. Treasury
      Bond                          596       Short     Sept., 2007         424
      U.S. Long Bond                416       Short     Sept., 2007         600
                                                                          -----
                                                                          $ 900
                                                                          =====

     * The number of contracts does not omit 000's.

  (W)See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

 HARTFORD VALUE HLS FUND

 SCHEDULE OF INVESTMENTS
 JUNE 30, 2007 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                         VALUE (W)
---------                                                       ---------
 COMMON STOCK -- 99.3%
            BASIC MATERIALS -- 5.2%
     127    Agrium, Inc. .....................................  $  5,574
      79    Cameco Corp. (G)..................................     4,008
      91    Dow Chemical Co. .................................     4,015
     111    E.I. DuPont de Nemours & Co. .....................     5,633
      50    Kimberly-Clark Corp. .............................     3,311
      60    Smurfit-Stone Container Corp. (D).................       799
                                                                --------
                                                                  23,340
                                                                --------
            CAPITAL GOODS -- 5.9%
      96    American Standard Cos., Inc. .....................     5,650
      54    Deere & Co. ......................................     6,508
      94    Goodrich Corp. ...................................     5,593
      82    Pitney Bowes, Inc. ...............................     3,825
      44    Textron, Inc. ....................................     4,823
                                                                --------
                                                                  26,399
                                                                --------
            CONSUMER CYCLICAL -- 7.2%
      78    Altria Group, Inc. ...............................     5,478
     205    Gap, Inc. (G).....................................     3,906
     153    Kroger Co. .......................................     4,315
      85    Macy's Inc. ......................................     3,365
      98    McDonald's Corp. .................................     4,995
     124    Safeway, Inc. (G).................................     4,206
     134    Supervalu, Inc. ..................................     6,184
                                                                --------
                                                                  32,449
                                                                --------
            CONSUMER STAPLES -- 5.8%
      60    Colgate-Palmolive Co. ............................     3,891
     112    Kellogg Co. ......................................     5,806
     134    PepsiCo, Inc. ....................................     8,716
     332    Tyson Foods, Inc. Class A.........................     7,649
                                                                --------
                                                                  26,062
                                                                --------
            ENERGY -- 13.3%
      92    Chevron Corp. ....................................     7,760
      66    ConocoPhillips Holding Co. .......................     5,212
     245    Exxon Mobil Corp. ................................    20,551
      58    GlobalSantaFe Corp. (G)...........................     4,169
     151    Newfield Exploration Co. (D)......................     6,874
     172    Occidental Petroleum Corp. .......................     9,961
      81    XTO Energy, Inc. .................................     4,862
                                                                --------
                                                                  59,389
                                                                --------
            FINANCE -- 29.1%
      65    ACE Ltd. .........................................     4,064
      90    Aetna, Inc. ......................................     4,446
     117    Allstate Corp. ...................................     7,184
      90    American International Group, Inc. ...............     6,275
     349    Bank of America Corp. ............................    17,043
     117    Bank of New York Co., Inc. .......................     4,832
     116    Chubb Corp. ......................................     6,259
     316    Citigroup, Inc. ..................................    16,192

                                                                 MARKET
 SHARES                                                         VALUE (W)
---------                                                       ---------
            FINANCE -- (CONTINUED)
      35    Goldman Sachs Group, Inc. ........................  $  7,651
     327    Host Hotels & Resorts, Inc. ......................     7,572
     239    JP Morgan Chase & Co. ............................    11,582
      61    Nuveen Investments, Inc. Class A..................     3,760
      52    PNC Financial Services Group, Inc. ...............     3,736
     126    State Street Corp. ...............................     8,632
      78    UBS AG............................................     4,693
     119    US Bancorp........................................     3,931
      89    Wachovia Corp. ...................................     4,536
      48    Wellpoint, Inc. (D)...............................     3,800
     118    Wells Fargo & Co. ................................     4,157
                                                                --------
                                                                 130,345
                                                                --------
            HEALTH CARE -- 7.2%
      81    Abbott Laboratories...............................     4,332
     126    Baxter International, Inc. .......................     7,104
      66    Bristol-Myers Squibb Co. .........................     2,074
     279    CVS/Caremark Corp. ...............................    10,170
     152    Wyeth.............................................     8,710
                                                                --------
                                                                  32,390
                                                                --------
            SERVICES -- 2.6%
     104    Comcast Corp. Class A (D)(G)......................     2,919
     766    Sun Microsystems, Inc. (D)........................     4,031
     212    Time Warner, Inc. ................................     4,465
                                                                --------
                                                                  11,415
                                                                --------
            TECHNOLOGY -- 17.4%
     483    AT&T, Inc. .......................................    20,037
     220    Cisco Systems, Inc. (D)...........................     6,122
     212    Corning, Inc. (D).................................     5,424
     308    EMC Corp. (D).....................................     5,575
     380    General Electric Co. .............................    14,527
     110    Hewlett-Packard Co. ..............................     4,908
     186    Intel Corp. ......................................     4,412
     188    Nokia Corp. ......................................     5,271
     278    Verizon Communications, Inc. .....................    11,437
                                                                --------
                                                                  77,713
                                                                --------
            TRANSPORTATION -- 2.1%
     119    General Dynamics Corp. ...........................     9,277
                                                                --------
            UTILITIES -- 3.5%
      22    Entergy Corp. ....................................     2,308
      90    Exelon Corp. .....................................     6,563
      72    FPL Group, Inc. ..................................     4,062
      77    SCANA Corp. ......................................     2,937
                                                                --------
                                                                  15,870
                                                                --------
            Total common stock
              (cost $338,577).................................  $444,649
                                                                --------

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

PRINCIPAL                                                        MARKET
 AMOUNT                                                         VALUE (W)
---------                                                       ---------
 SHORT-TERM INVESTMENTS -- 5.2%
            REPURCHASE AGREEMENTS -- 1.8%
            Banc of America Securities Joint Repurchase
              Agreement (maturing on 07/02/2007 in the amount
              of $10, collateralized by U.S. Treasury Note,
              12.00%, 2013, value of $10)
 $    10      4.25% dated 07/02/2007..........................  $     10
            Banc of America Securities TriParty Joint
              Repurchase Agreement (maturing on 07/02/2007 in
              the amount of $1,479, collateralized by FNMA,
              5.00%, 2035, value of $1,507)
   1,478      5.36% dated 07/02/2007..........................     1,478
            Deutsche Bank Securities TriParty Joint Repurchase
              Agreement (maturing on 07/02/2007 in the amount
              of $3,924, collateralized by FHLMC,
              4.50% -- 6.50%, 2019 -- 2037, value of $4,000)
   3,922      5.36% dated 07/02/2007..........................     3,922
            UBS Securities, Inc. TriParty Joint Repurchase
              Agreement (maturing on 07/02/2007 in the amount
              of $2,426, collateralized by FNMA,
              4.50% -- 6.50%, 2020 -- 2037, value of $2,474)
   2,425      5.37% dated 07/02/2007..........................     2,425
                                                                --------
                                                                   7,835
                                                                --------
 SHARES
---------
            SECURITIES PURCHASED WITH PROCEEDS FROM SECURITY
            LENDING -- 3.4%
            CASH COLLATERAL REINVESTMENT FUND:
  15,371    BNY Institutional Cash Reserve Fund...............    15,371
                                                                --------
            Total short-term investments
              (cost $23,206)..................................  $ 23,206
                                                                --------

            Total investments
              (cost $361,783) (C).............................  104.5%    $467,855
            Other assets and liabilities......................   (4.5)%    (19,973)
                                                                -----     --------
            Total net assets..................................  100.0%    $447,882
                                                                =====     ========

Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 4.36% of total net assets at June 30, 2007.

 (C) At June 30, 2007, the cost of securities for federal income tax purposes was $362,534 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

      Unrealized Appreciation........................  $105,772
      Unrealized Depreciation........................      (451)
                                                       --------
      Net Unrealized Appreciation....................  $105,321
                                                       ========

 (D) Currently non-income producing.

 (G) Security is partially on loan at June 30, 2007.

 (W) See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

 HARTFORD VALUE OPPORTUNITIES HLS FUND

 SCHEDULE OF INVESTMENTS
 JUNE 30, 2007 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                         VALUE (W)
---------                                                       ---------
 COMMON STOCK -- 99.1%
            BASIC MATERIALS -- 7.5%
     274    Alcoa, Inc. ......................................  $ 11,097
     319    Arch Coal, Inc. (G)...............................    11,117
      74    Celanese Corp. ...................................     2,868
     423    Chemtura Corp. ...................................     4,702
      98    Cytec Industries, Inc. ...........................     6,217
      52    E.I. DuPont de Nemours & Co. .....................     2,659
      23    FMC Corp. ........................................     2,065
      11    Mueller Water Products, Inc. Class B..............       162
     320    Owens-Illinois, Inc. (D)..........................    11,207
     309    Smurfit-Stone Container Corp. (D).................     4,111
                                                                --------
                                                                  56,205
                                                                --------
            CAPITAL GOODS -- 6.1%
      53    Alliant Techsystems, Inc. (D)(G)..................     5,295
      68    Deere & Co. ......................................     8,247
     322    Goodrich Corp. ...................................    19,148
     102    Kennametal, Inc. .................................     8,326
     119    Varian Semiconductor Equipment Associates, Inc.
              (D).............................................     4,783
                                                                --------
                                                                  45,799
                                                                --------
            CONSUMER CYCLICAL -- 6.4%
     196    American Axle & Manufacturing Holdings, Inc.
              (G).............................................     5,798
   3,040    Buck Holdings L.P. (A)(D)(H)......................     2,736
     464    Circuit City Stores, Inc. (G).....................     6,999
     121    Copart, Inc. (D)..................................     3,701
     440    Ford Motor Co. (G)................................     4,143
     192    Home Depot, Inc. .................................     7,547
      76    MDC Holdings, Inc. (G)............................     3,671
     108    Office Depot, Inc. (D)............................     3,275
     388    Ruby Tuesday, Inc. (G)............................    10,227
                                                                --------
                                                                  48,097
                                                                --------
            CONSUMER STAPLES -- 3.8%
     209    Avon Products, Inc. ..............................     7,670
     112    Cosan S.A. Industria E Comercio (D)...............     1,832
  10,175    Marine Harvest (A)(D)(G)..........................    10,987
     257    Unilever N.V. NY Shares...........................     7,960
                                                                --------
                                                                  28,449
                                                                --------
            ENERGY -- 9.4%
     663    Brasil EcoDiesel Industria (D)....................     4,261
     124    Exxon Mobil Corp. ................................    10,364
      64    GlobalSantaFe Corp. ..............................     4,646
     174    Newfield Exploration Co. (D)......................     7,938
      79    Noble Corp. ......................................     7,685
     120    Noble Energy, Inc. ...............................     7,493
     112    Petro-Canada......................................     5,988
     234    Talisman Energy, Inc. ............................     4,525
     197    Total S.A. ADR....................................    15,942
      72    UGI Corp. ........................................     1,951
                                                                --------
                                                                  70,793
                                                                --------
            FINANCE -- 27.4%
     369    ACE Ltd. .........................................    23,089
     146    Aetna, Inc. ......................................     7,222

                                                                 MARKET
 SHARES                                                         VALUE (W)
---------                                                       ---------
            FINANCE -- (CONTINUED)
      66    Ambac Financial Group, Inc. ......................  $  5,711
     127    American International Group, Inc. ...............     8,859
     358    Apollo Investment Corp. (G).......................     7,702
     494    Bank of America Corp. ............................    24,167
     313    Capital One Financial Corp. ......................    24,583
      73    CIT Group, Inc. ..................................     3,975
     137    Citigroup, Inc. ..................................     7,011
     223    Commerce Bancorp, Inc. (G)........................     8,249
     467    E*Trade Financial Corp. (D).......................    10,305
      87    Everest Re Group Ltd. ............................     9,419
     443    Genesis Lease Ltd. ...............................    12,141
     161    Oaktree Capital (D) (I)...........................     6,641
     390    PennantPark Investment Corp. (G)..................     5,476
     214    Platinum Underwriters Holdings Ltd. ..............     7,419
   1,428    Royal Bank of Scotland Group plc (A)..............    18,065
     221    UBS AG............................................    13,276
     102    Unum Group........................................     2,674
                                                                --------
                                                                 205,984
                                                                --------
            HEALTH CARE -- 7.4%
     140    Alkermes, Inc. (D)................................     2,048
      62    Astellas Pharma, Inc. (A).........................     2,679
     127    Bristol-Myers Squibb Co. .........................     4,021
     151    Cooper Co., Inc. .................................     8,062
     694    Impax Laboratories, Inc. (D)......................     8,328
      85    Sanofi-Aventis S.A. (A)(G)........................     6,862
     273    Sanofi-Aventis S.A. ADR...........................    11,010
     218    Wyeth.............................................    12,489
                                                                --------
                                                                  55,499
                                                                --------
            SERVICES -- 8.3%
     303    Avis Budget Group, Inc. (D).......................     8,606
     660    BearingPoint, Inc. (D)............................     4,825
     164    CACI International, Inc. Class A (D)(G)...........     8,016
     166    CheckFree Corp. (D)...............................     6,657
     550    Comcast Corp. Special Class A (D).................    15,386
     127    Entercom Communications Corp. (G).................     3,154
     131    R.H. Donnelley Corp. (D)..........................     9,904
      51    United Parcel Service, Inc. Class B...............     3,733
      39    Viacom, Inc. Class B (D)..........................     1,632
                                                                --------
                                                                  61,913
                                                                --------
            TECHNOLOGY -- 19.4%
     214    Arrow Electronics, Inc. (D).......................     8,220
     815    Cinram International Income Fund..................    20,644
     794    Cisco Systems, Inc. (D)...........................    22,123
      17    Embarq Corp. .....................................     1,100
     227    Fairchild Semiconductor International, Inc. (D)...     4,391
     130    First Data Corp. .................................     4,252
     568    Flextronics International Ltd. (D)(G).............     6,139
     577    JDS Uniphase Corp. (D)(G).........................     7,754
     336    Microsoft Corp. ..................................     9,902
     231    QLogic Corp. (D)..................................     3,838
     325    Seagate Technology................................     7,064
     230    Solar Cayman Ltd. (A)(D)(H).......................     3,106
     753    Sprint Nextel Corp. ..............................    15,592
     453    Symantec Corp. (D)................................     9,143
     283    Telefonaktiebolaget LM Ericsson ADR (G)...........    11,293

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                         VALUE (W)
---------                                                       ---------
COMMON STOCK -- (CONTINUED)
            TECHNOLOGY -- (CONTINUED)
     125    Texas Instruments, Inc. ..........................  $  4,719
     265    Virgin Media, Inc. ...............................     6,460
                                                                --------
                                                                 145,740
                                                                --------
            TRANSPORTATION -- 3.4%
     305    Northwest Airlines Corp. (D)(G)...................     6,780
     172    U.S. Airways Group, Inc. (D)(J)...................     5,199
     325    UAL Corp. (D)(G)..................................    13,176
                                                                --------
                                                                  25,155
                                                                --------
            Total common stock
              (cost $618,216).................................  $743,634
                                                                --------
PRINCIPAL
 AMOUNT
---------
 SHORT-TERM INVESTMENTS -- 13.6%
            REPURCHASE AGREEMENTS -- 1.3%
            Banc of America Securities Joint Repurchase
              Agreement (maturing on 07/02/2007 in the amount
              of $13, collateralized by U.S. Treasury Note,
              12.00%, 2013, value of $13)
 $    13      4.25% dated 07/02/2007..........................  $     13
            Banc of America Securities TriParty Joint
              Repurchase Agreement (maturing on 07/02/2007 in
              the amount of $1,860, collateralized by FNMA,
              5.00%, 2035, value of $1,897)
   1,859      5.36% dated 07/02/2007..........................     1,859
            Deutsche Bank Securities TriParty Joint Repurchase
              Agreement (maturing on 07/02/2007 in the amount
              of $4,937, collateralized by FHLMC,
              4.50% -- 6.50%, 2019 -- 2037, value of $5,034)
   4,935      5.36% dated 07/02/2007..........................     4,935
            UBS Securities, Inc. TriParty Joint Repurchase
              Agreement (maturing on 07/02/2007 in the amount
              of $3,053, collateralized by FNMA,
              4.50% -- 6.50%, 2020 -- 2037, value of $3,113)
   3,052      5.37% dated 07/02/2007..........................     3,052
                                                                --------
                                                                   9,859
                                                                --------
 SHARES
---------
            SECURITIES PURCHASED WITH PROCEEDS FROM SECURITY
            LENDING -- 12.3%
            CASH COLLATERAL REINVESTMENT FUND:
  92,525    BNY Institutional Cash Reserve Fund...............    92,525
                                                                --------
            Total short-term investments
              (cost $102,384).................................  $102,384
                                                                --------

            Total investments
              (cost $720,600) (C).............................  112.7%    $846,018
            Other assets and liabilities......................  (12.7)%    (95,403)
                                                                -----     --------
            Total net assets..................................  100.0%    $750,615
                                                                =====     ========

Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 19.65% of total net assets at June 30, 2007.

 (C) At June 30, 2007, the cost of securities for federal income tax purposes was $721,185 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

      Unrealized Appreciation........................  $131,555
      Unrealized Depreciation........................    (6,722)
                                                       --------
      Net Unrealized Appreciation....................  $124,833
                                                       ========

 (A) The aggregate value of securities valued in good faith at fair value by, or under the direction of, the Funds' Board of Directors at June 30, 2007, was $44,435, which represents 5.92% of total net assets.

 (D) Currently non-income producing.

 (G) Security is partially on loan at June 30, 2007.

 (I) Securities issued within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Pursuant to guidelines adopted by the Board of Directors, these issues are determined to be liquid. The aggregate value of these securities at June 30, 2007, was $6,641, which represents 0.88% of total net assets.

 (J) Securities exempt from registration under Regulation D of the Securities Act of 1933. These securities are determined to be liquid. At June 30, 2007, the market value of these securities was $5,199, which represents 0.69% of total net assets.

 (H) The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

      PERIOD                                                             COST
      ACQUIRED        SHARES/PAR                SECURITY                BASIS
      --------        ----------                --------                ------
      06/2007           3,040              Buck Holdings L.P.           $3,044
      03/2007             230               Solar Cayman Ltd.            3,453

     The aggregate value of these securities at June 30, 2007 was $5,842 which represents 0.78% of total net assets.

 (W) See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

 HARTFORD SERIES FUND, INC. AND HARTFORD HLS SERIES FUND II, INC.

 STATEMENTS OF ASSETS AND LIABILITIES
 JUNE 30, 2007 (UNAUDITED) (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                                     HARTFORD
                                                                  HARTFORD           CAPITAL
                                                                  ADVISERS         APPRECIATION
                                                                  HLS FUND           HLS FUND
                                                              ----------------   ----------------
ASSETS:
  Investments in securities, at value; (amortized cost for
    Money Market)@..........................................     $9,810,376        $16,966,885
  Cash......................................................             25                 --
  Foreign currency on deposit with custodian#...............            221                883
  Unrealized appreciation on forward foreign currency
    contracts...............................................             62                 90
  Unrealized appreciation on forward bonds..................             --                 --
  Receivables:
    Investment securities sold..............................         17,944            273,025
    Fund shares sold........................................           (172)             3,358
    Dividends and interest..................................         33,010             15,055
    Variation margin........................................             --                 --
  Purchased options and swap contracts......................             --                 --
  Other assets..............................................             40                 50
                                                                 ----------        -----------
Total assets................................................      9,861,506         17,259,346
                                                                 ----------        -----------
LIABILITIES:
  Unrealized depreciation on forward foreign currency
    contracts...............................................             --             18,256
  Unrealized depreciation on forward bonds..................             --                 --
  Bank overdraft -- U.S. Dollars............................             --                 35
  Bank overdraft -- foreign cash............................             --                 --
  Payable upon return of securities loaned..................      1,497,141          1,937,822
  Payables:
    Investment securities purchased.........................        168,235            185,419
    Fund shares redeemed....................................          5,483              9,729
    Variation margin........................................             --                 --
    Investment management and advisory fees.................            361                710
    Administrative fee......................................            179                330
    Distribution fees.......................................             33                 79
  Accrued expenses..........................................            332                246
  Written options and swap contracts........................             --                 --
                                                                 ----------        -----------
Total liabilities...........................................      1,671,764          2,152,626
                                                                 ----------        -----------
Net assets..................................................     $8,189,742        $15,106,720
                                                                 ==========        ===========
SUMMARY OF NET ASSETS:
Capital stock and paid-in-capital...........................     $7,178,835        $11,053,917
Accumulated undistributed (distribution in excess of) net
  investment income (loss)..................................         86,810             44,717
Accumulated net realized gain (loss) on investments and
  foreign currency transactions.............................        525,225          1,014,412
Unrealized appreciation (depreciation) of investments and
  the translations of assets and liabilities denominated in
  foreign currency..........................................        398,872          2,993,674
                                                                 ----------        -----------
Net assets..................................................     $8,189,742        $15,106,720
                                                                 ==========        ===========
Shares authorized...........................................      9,500,000          5,000,000
                                                                 ----------        -----------
Par value...................................................     $    0.001        $     0.001
                                                                 ----------        -----------
CLASS IA: Net asset value per share.........................     $    23.88        $     57.62
                                                                 ----------        -----------
         Shares outstanding.................................        292,072            211,710
                                                                 ----------        -----------
         Net assets.........................................     $6,975,632        $12,199,407
                                                                 ----------        -----------
CLASS IB: Net asset value per share.........................     $    24.05        $     57.24
                                                                 ----------        -----------
         Shares outstanding.................................         50,484             50,795
                                                                 ----------        -----------
         Net assets.........................................     $1,214,110        $ 2,907,313
                                                                 ----------        -----------
@ Cost of securities........................................     $9,411,492        $13,954,971
                                                                 ----------        -----------
@ Market value of securities on loan........................     $1,466,075        $ 1,875,171
                                                                 ----------        -----------
# Cost of foreign currency on deposit with custodian........     $      220        $       897
                                                                 ----------        -----------

* Cash of $2,498 was pledged as initial margin deposit for open futures contracts and cash of $3,621 was designated to cover open put options written for the Hartford Disciplined Equity HLS Fund.
+   Prior to July 27, 2007, the Fund was known as Hartford Focus HLS Fund.
++  Prior to July 27, 2007, the Fund was known as Hartford Global Leaders HLS
    Fund.

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

         HARTFORD           HARTFORD                              HARTFORD                              HARTFORD
       DISCIPLINED        DIVIDEND AND         HARTFORD         FUNDAMENTAL          HARTFORD            GLOBAL
          EQUITY             GROWTH         EQUITY INCOME          GROWTH        GLOBAL ADVISERS     COMMUNICATIONS
         HLS FUND           HLS FUND           HLS FUND          HLS FUND+           HLS FUND           HLS FUND
     ----------------   ----------------   ----------------   ----------------   ----------------   ----------------
        $2,141,003         $8,394,042          $545,696           $ 85,986          $  402,416          $ 30,533
             6,178*                 1                 1                  1               1,306                 1
                --                 --                --                 --                  75                --
                --                 --                --                 --                 939                --
                --                 --                --                 --                 925                --
                --             18,615                --                950              26,950                --
             1,653              4,128               210              1,980                  74                16
             2,212             10,323             1,092                 34               1,300                74
                --                 --                --                 --                 100                --
                --                 --                --                 --                  --                --
                15                 76                 6                  1                  --                 2
        ----------         ----------          --------           --------          ----------          --------
         2,151,061          8,427,185           547,005             88,952             434,085            30,626
        ----------         ----------          --------           --------          ----------          --------
                --                 --                --                 --               1,207                --
                --                 --                --                 --                 644                --
                --                 --                --                 --                  --                --
                --                 --                --                 --                  --                --
           159,026            721,215            21,864              3,626              30,539             2,124
             4,021              2,181                --                532              37,446                --
               809              4,133               421                 49                 272                11
                19                 --                --                 --                 158                --
               102                367                34                  5                  22                 2
                43                168                12                  2                   8                 1
                10                 45                 3                  1                   2                --
                26                151                11                 16                  71                15
               379                 --                --                 --                  --                --
        ----------         ----------          --------           --------          ----------          --------
           164,435            728,260            22,345              4,231              70,369             2,153
        ----------         ----------          --------           --------          ----------          --------
        $1,986,626         $7,698,925          $524,660           $ 84,721          $  363,716          $ 28,473
        ==========         ==========          ========           ========          ==========          ========
        $1,619,833         $5,532,016          $431,132           $ 72,902          $  309,590          $ 20,285
            10,155             64,244             5,349                 70               2,612               152
            86,809            254,955             5,092              5,135               7,979             1,825
           269,829          1,847,710            83,087              6,614              43,535             6,211
        ----------         ----------          --------           --------          ----------          --------
        $1,986,626         $7,698,925          $524,660           $ 84,721          $  363,716          $ 28,473
        ==========         ==========          ========           ========          ==========          ========
         3,500,000          4,000,000           800,000            800,000           1,000,000           800,000
        ----------         ----------          --------           --------          ----------          --------
        $    0.001         $    0.001          $  0.001           $  0.001          $    0.001          $  0.001
        ----------         ----------          --------           --------          ----------          --------
        $    15.31         $    24.59          $  14.66           $  10.67          $    13.19          $   8.75
        ----------         ----------          --------           --------          ----------          --------
           105,922            246,579            28,093              4,745              22,733             1,695
        ----------         ----------          --------           --------          ----------          --------
        $1,621,203         $6,062,353          $411,786           $ 50,614          $  299,769          $ 14,834
        ----------         ----------          --------           --------          ----------          --------
        $    15.20         $    24.48          $  14.63           $  10.63          $    13.12          $   8.70
        ----------         ----------          --------           --------          ----------          --------
            24,037             66,852             7,717              3,210               4,873             1,569
        ----------         ----------          --------           --------          ----------          --------
        $  365,423         $1,636,572          $112,874           $ 34,107          $   63,947          $ 13,639
        ----------         ----------          --------           --------          ----------          --------
        $1,871,201         $6,546,332          $462,609           $ 79,372          $  358,859          $ 24,322
        ----------         ----------          --------           --------          ----------          --------
        $  155,590         $  708,268          $ 21,445           $  3,537          $   29,640          $  2,044
        ----------         ----------          --------           --------          ----------          --------
        $       --         $       --          $     --           $     --          $       75          $     --
        ----------         ----------          --------           --------          ----------          --------

         HARTFORD
     GLOBAL FINANCIAL       HARTFORD
         SERVICES        GLOBAL GROWTH
         HLS FUND          HLS FUND++
     ----------------   ----------------
         $ 38,461          $1,470,951
               --               1,366
                6                 165
               --                  14
               --                  --
               --              26,014
                1                 401
               77               1,278
               --                  --
               --                  --
                4                   6
         --------          ----------
           38,549           1,500,195
         --------          ----------
               --                   4
               --                  --
               --                  --
               --                  --
            3,157             231,437
               --              19,515
               13                 999
               --                  --
                3                  67
                1                  27
               --                   8
               14                  73
               --                  --
         --------          ----------
            3,188             252,130
         --------          ----------
         $ 35,361          $1,248,065
         ========          ==========
         $ 27,538          $  939,756
              462              (1,281)
            2,076              53,796
            5,285             255,794
         --------          ----------
         $ 35,361          $1,248,065
         ========          ==========
          800,000           3,400,000
         --------          ----------
         $  0.001          $    0.001
         --------          ----------
         $  10.77          $    21.57
         --------          ----------
            1,811              44,458
         --------          ----------
         $ 19,497          $  958,786
         --------          ----------
         $  10.74          $    21.46
         --------          ----------
            1,477              13,482
         --------          ----------
         $ 15,864          $  289,279
         --------          ----------
         $ 33,177          $1,215,154
         --------          ----------
         $  3,057          $  223,422
         --------          ----------
         $      6          $      165
         --------          ----------

 HARTFORD SERIES FUND, INC. AND HARTFORD HLS SERIES FUND II, INC.

 JUNE 30, 2007 (UNAUDITED) (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                                     HARTFORD
                                                                  HARTFORD            GLOBAL
                                                               GLOBAL HEALTH        TECHNOLOGY
                                                                  HLS FUND           HLS FUND
                                                              ----------------   ----------------
ASSETS:
  Investments in securities, at value; (amortized cost for
    Money Market)@..........................................      $470,890           $172,059
  Cash......................................................             1                 --
  Foreign currency on deposit with custodian#...............            --                 --
  Unrealized appreciation on forward foreign currency
    contracts...............................................            --                  3
  Unrealized appreciation on forward bonds..................            --                 --
  Receivables:
    Investment securities sold..............................            --              2,468
    Fund shares sold........................................           455                106
    Dividends and interest..................................           439                 40
    Variation margin........................................            --                 --
  Purchased options and swap contracts......................            --                 --
  Other assets..............................................             6                  9
                                                                  --------           --------
Total assets................................................       471,791            174,685
                                                                  --------           --------
LIABILITIES:
  Unrealized depreciation on forward foreign currency
    contracts...............................................            --                 --
  Unrealized depreciation on forward bonds..................            --                 --
  Bank overdraft -- U.S. Dollars............................            --                 --
  Bank overdraft -- foreign cash............................            --                 --
  Payable upon return of securities loaned..................        41,425             22,582
  Payables:
    Investment securities purchased.........................           148              2,677
    Fund shares redeemed....................................           455                235
    Variation margin........................................            --                 --
    Investment management and advisory fees.................            30                 11
    Administrative fee......................................             9                  3
    Distribution fees.......................................             3                  1
  Accrued expenses..........................................            28                 23
  Written options and swap contracts........................            --                 --
                                                                  --------           --------
Total liabilities...........................................        42,098             25,532
                                                                  --------           --------
Net assets..................................................      $429,693           $149,153
                                                                  ========           ========
SUMMARY OF NET ASSETS:
Capital stock and paid-in-capital...........................      $343,220           $162,164
Accumulated undistributed (distribution in excess of) net
  investment income (loss)..................................           606               (385)
Accumulated net realized gain (loss) on investments and
  foreign currency transactions.............................        22,091            (38,000)
Unrealized appreciation (depreciation) of investments and
  the translations of assets and liabilities denominated in
  foreign currency..........................................        63,776             25,374
                                                                  --------           --------
Net assets..................................................      $429,693           $149,153
                                                                  ========           ========
Shares authorized...........................................       800,000            800,000
                                                                  --------           --------
Par value...................................................      $  0.001           $  0.001
                                                                  --------           --------
CLASS IA: Net asset value per share.........................      $  17.07           $   6.77
                                                                  --------           --------
         Shares outstanding.................................        18,298             15,327
                                                                  --------           --------
         Net assets.........................................      $312,347           $103,819
                                                                  --------           --------
CLASS IB: Net asset value per share.........................      $  16.79           $   6.68
                                                                  --------           --------
         Shares outstanding.................................         6,987              6,783
                                                                  --------           --------
         Net assets.........................................      $117,346           $ 45,334
                                                                  --------           --------
@ Cost of securities........................................      $407,114           $146,684
                                                                  --------           --------
@ Market value of securities on loan........................      $ 40,333           $ 21,948
                                                                  --------           --------
# Cost of foreign currency on deposit with custodian........      $     --           $     --
                                                                  --------           --------

(AA) Prior to July 27, 2007, the Fund was known as Hartford International Capital Appreciation HLS Fund.

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

                            HARTFORD                                                 HARTFORD           HARTFORD
         HARTFORD            GROWTH            HARTFORD           HARTFORD        INTERNATIONAL      INTERNATIONAL
          GROWTH         OPPORTUNITIES        HIGH YIELD           INDEX              GROWTH         OPPORTUNITIES
         HLS FUND           HLS FUND           HLS FUND           HLS FUND         HLS FUND(AA)         HLS FUND
     ----------------   ----------------   ----------------   ----------------   ----------------   ----------------
         $613,820          $1,661,932         $  908,520         $1,957,793         $1,136,719         $2,644,400
               --              10,105                 --                 14                 --                 --
               --                  --                322                 --                143                496
               --                  --                 73                 --                 74                 25
               --                  --                 --                 --                 --                 --
           10,094              20,968             27,660              1,297             33,748             49,897
              279               3,563                 97                295                413              1,064
              388                 352             12,789              1,965              1,986              7,003
               --                  --                168                  2                 --                 --
               --                  --                 --                 --                 --                 --
               12                  90                 20                 20                  9                119
         --------          ----------         ----------         ----------         ----------         ----------
          624,593           1,697,010            949,649          1,961,386          1,173,092          2,703,004
         --------          ----------         ----------         ----------         ----------         ----------
               --                  --                 --                 --                 30                 65
               --                  --                 --                 --                 --                 --
                6                  --              1,361                 --                617                325
               --                   1                 --                 --                 --                 --
           73,673             201,465            152,055            109,572            163,805            562,579
           12,642              37,354             42,901              2,751             20,660              8,474
            1,823                 822                837              1,303                754                863
               --                  --                 --                 26                 --                 --
               35                  96                 43                 20                 63                108
               12                  --                 17                 41                 21                 46
                5                   6                  7                  8                  9                 11
               45                  71                 49                 50                 21                 46
               --                  --                 --                 --                 --                 --
         --------          ----------         ----------         ----------         ----------         ----------
           88,241             239,815            197,270            113,771            185,980            572,517
         --------          ----------         ----------         ----------         ----------         ----------
         $536,352          $1,457,195         $  752,379         $1,847,615         $  987,112         $2,130,487
         ========          ==========         ==========         ==========         ==========         ==========
         $449,376          $1,067,331         $  746,622         $1,371,421         $  746,877         $1,626,559
              187                 269             26,352             14,147              5,655             20,373
           11,955             114,439            (17,755)            28,410             94,846            185,410
           74,834             275,156             (2,840)           433,637            139,734            298,145
         --------          ----------         ----------         ----------         ----------         ----------
         $536,352          $1,457,195         $  752,379         $1,847,615         $  987,112         $2,130,487
         ========          ==========         ==========         ==========         ==========         ==========
          800,000             700,000          2,800,000          4,000,000            800,000          2,625,000
         --------          ----------         ----------         ----------         ----------         ----------
         $  0.001          $    0.001         $    0.001         $    0.001         $    0.001         $    0.001
         --------          ----------         ----------         ----------         ----------         ----------
         $  13.04          $    34.37         $     9.66         $    34.41         $    15.28         $    16.32
         --------          ----------         ----------         ----------         ----------         ----------
           26,718              35,832             51,163             45,136             43,341            106,316
         --------          ----------         ----------         ----------         ----------         ----------
         $348,405          $1,231,625         $  494,075         $1,553,213         $  662,329         $1,735,173
         --------          ----------         ----------         ----------         ----------         ----------
         $  12.86          $    34.06         $     9.56         $    34.22         $    15.17         $    16.44
         --------          ----------         ----------         ----------         ----------         ----------
           14,611               6,623             27,016              8,603             21,408             24,046
         --------          ----------         ----------         ----------         ----------         ----------
         $187,947          $  225,570         $  258,304         $  294,402         $  324,783         $  395,314
         --------          ----------         ----------         ----------         ----------         ----------
         $538,986          $1,386,768         $  911,053         $1,524,003         $  996,942         $2,346,300
         --------          ----------         ----------         ----------         ----------         ----------
         $ 71,387          $  196,919         $  148,970         $  106,185         $  156,271         $  536,989
         --------          ----------         ----------         ----------         ----------         ----------
         $     --          $       --         $      320         $       --         $      143         $      495
         --------          ----------         ----------         ----------         ----------         ----------

         HARTFORD
      INTERNATIONAL         HARTFORD
      SMALL COMPANY          MIDCAP
         HLS FUND           HLS FUND
     ----------------   ----------------
         $590,112          $3,778,162
               --                  --
               11                  --
               13                  --
               --                  --
            7,539              51,814
              154               3,187
              845               1,960
               --                  --
               --                  --
               33                  25
         --------          ----------
          598,707           3,835,148
         --------          ----------
                2                  --
               --                  --
            1,450                  93
               --                  --
          109,541             549,887
            5,878              39,318
              164               2,372
               --                  --
               33                 160
               10                  71
                3                   9
               20                  85
               --                  --
         --------          ----------
          117,101             591,995
         --------          ----------
         $481,606          $3,243,153
         ========          ==========
         $379,252          $2,396,872
            2,495               2,525
           45,603             222,346
           54,256             621,410
         --------          ----------
         $481,606          $3,243,153
         ========          ==========
          800,000           2,400,000
         --------          ----------
         $  0.001          $    0.001
         --------          ----------
         $  18.30          $    30.78
         --------          ----------
           19,427              95,014
         --------          ----------
         $355,479          $2,924,719
         --------          ----------
         $  18.13          $    30.48
         --------          ----------
            6,958              10,449
         --------          ----------
         $126,127          $  318,434
         --------          ----------
         $535,850          $3,156,753
         --------          ----------
         $103,970          $  536,820
         --------          ----------
         $     11          $       --
         --------          ----------

 HARTFORD SERIES FUND, INC. AND HARTFORD HLS SERIES FUND II, INC.

 JUNE 30, 2007 (UNAUDITED) (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                  HARTFORD           HARTFORD
                                                                MIDCAP VALUE       MONEY MARKET
                                                                  HLS FUND           HLS FUND
                                                              ----------------   ----------------
ASSETS:
  Investments in securities, at value; (amortized cost for
    Money Market)@..........................................     $1,321,216         $2,185,435
  Cash......................................................            122              5,592
  Foreign currency on deposit with custodian#...............             --                 --
  Unrealized appreciation on forward foreign currency
    contracts...............................................             --                 --
  Unrealized appreciation on forward bonds..................             --                 --
  Receivables:
    Investment securities sold..............................          5,759                 --
    Fund shares sold........................................             56              6,046
    Dividends and interest..................................            868              2,531
    Variation margin........................................             --                 --
  Purchased options and swap contracts......................             --                 --
  Other assets..............................................             36                 35
                                                                 ----------         ----------
Total assets................................................      1,328,057          2,199,639
                                                                 ----------         ----------
LIABILITIES:
  Unrealized depreciation on forward foreign currency
    contracts...............................................             --                 --
  Unrealized depreciation on forward bonds..................             --                 --
  Bank overdraft -- U.S. Dollars............................             --                 --
  Bank overdraft -- foreign cash............................             --                 --
  Payable upon return of securities loaned..................        160,652                 --
  Payables:
    Investment securities purchased.........................          7,603              5,276
    Fund shares redeemed....................................          1,249              8,552
    Variation margin........................................             --                 --
    Investment management and advisory fees.................             70                 59
    Administrative fee......................................             25                 48
    Distribution fees.......................................             11                 10
  Accrued expenses..........................................             20                 85
  Written options and swap contracts........................             --                 --
                                                                 ----------         ----------
Total liabilities...........................................        169,630             14,030
                                                                 ----------         ----------
Net assets..................................................     $1,158,427         $2,185,609
                                                                 ==========         ==========
SUMMARY OF NET ASSETS:
Capital stock and paid-in-capital...........................     $  803,322         $2,185,609
Accumulated undistributed (distribution in excess of) net
  investment income (loss)..................................          2,777                 --
Accumulated net realized gain (loss) on investments and
  foreign currency transactions.............................         84,385                 --
Unrealized appreciation (depreciation) of investments and
  the translations of assets and liabilities denominated in
  foreign currency..........................................        267,943                 --
                                                                 ----------         ----------
Net assets..................................................     $1,158,427         $2,185,609
                                                                 ==========         ==========
Shares authorized...........................................      1,200,000          7,000,000
                                                                 ----------         ----------
Par value...................................................     $    0.001         $    0.001
                                                                 ----------         ----------
CLASS IA: Net asset value per share.........................     $    14.17         $     1.00
                                                                 ----------         ----------
         Shares outstanding.................................         54,295          1,805,303
                                                                 ----------         ----------
         Net assets.........................................     $  769,461         $1,805,303
                                                                 ----------         ----------
CLASS IB: Net asset value per share.........................     $    14.10         $     1.00
                                                                 ----------         ----------
         Shares outstanding.................................         27,591            380,306
                                                                 ----------         ----------
         Net assets.........................................     $  388,966         $  380,306
                                                                 ----------         ----------
@ Cost of securities........................................     $1,053,274         $2,185,435
                                                                 ----------         ----------
@ Market value of securities on loan........................     $  157,840         $       --
                                                                 ----------         ----------
# Cost of foreign currency on deposit with custodian........     $       --         $       --
                                                                 ----------         ----------

* Investments in repurchase agreements were $187,040 for Hartford U.S. Government Securities HLS Fund.

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

         HARTFORD                              HARTFORD                              HARTFORD           HARTFORD
         MORTGAGE           HARTFORD           SMALLCAP           HARTFORD         TOTAL RETURN     U.S. GOVERNMENT
        SECURITIES       SMALL COMPANY          GROWTH             STOCK               BOND            SECURITIES
         HLS FUND           HLS FUND           HLS FUND           HLS FUND           HLS FUND           HLS FUND
     ----------------   ----------------   ----------------   ----------------   ----------------   ----------------
        $  614,876         $1,939,498         $1,227,558         $5,524,092         $5,434,138         $1,459,602*
                11                 --                 16              9,844                 --                 11
                --                 --                 --                225              4,487                  2
                --                 --                 --                 60                321                 --
                --                 --                 --                 --                 --                 --
                 1             99,372             17,556             18,944              5,064                132
               488              9,193                230                243              2,508              2,145
             2,615                561                224              5,560             33,879              6,815
               305                 70                 20                 --              3,303                626
                --                 --                 --                 --                320                 --
                 2                 16                  9                 50                 39                 14
        ----------         ----------         ----------         ----------         ----------         ----------
           618,298          2,048,710          1,245,613          5,559,018          5,484,059          1,469,347
        ----------         ----------         ----------         ----------         ----------         ----------
                --                  3                 --                 --                338                 --
                --                 --                 --                 --                 --                 --
                --              5,019                 --                 --                714                 --
                --                 --                 --                 --                 --                 --
                --            309,737            204,611            285,186            198,312            114,301
           108,794            107,591             20,282             33,930          1,005,859            262,083
               257                702              1,613              3,772              1,739                419
               594                 76                 14                 --              3,002                701
                14                 82                 68                148                122                 54
                11                 35                 --                115                 93                 --
                 3                  9                  7                 21                 29                  8
                32                 30                 50                157                 89                 30
                --                 --                 --                 --                428                 --
        ----------         ----------         ----------         ----------         ----------         ----------
           109,705            423,284            226,645            323,329          1,210,725            377,596
        ----------         ----------         ----------         ----------         ----------         ----------
        $  508,593         $1,625,426         $1,018,968         $5,235,689         $4,273,334         $1,091,751
        ==========         ==========         ==========         ==========         ==========         ==========
        $  526,255         $1,311,282         $  844,658         $4,361,800         $4,286,331         $1,117,328
            13,159              2,279              1,632             27,425            108,700             25,699
           (23,485)           118,190             45,827            409,534            (60,275)           (41,983)
            (7,336)           193,675            126,851            436,930            (61,422)            (9,293)
        ----------         ----------         ----------         ----------         ----------         ----------
        $  508,593         $1,625,426         $1,018,968         $5,235,689         $4,273,334         $1,091,751
        ==========         ==========         ==========         ==========         ==========         ==========
         1,200,000          1,500,000            700,000          4,000,000          5,000,000            700,000
        ----------         ----------         ----------         ----------         ----------         ----------
        $    0.001         $    0.001         $    0.001         $    0.001         $    0.001         $    0.001
        ----------         ----------         ----------         ----------         ----------         ----------
        $    10.91         $    20.61         $    22.63         $    56.78         $    11.31         $    10.79
        ----------         ----------         ----------         ----------         ----------         ----------
            34,940             62,301             33,009             78,863            285,397             74,813
        ----------         ----------         ----------         ----------         ----------         ----------
        $  381,139         $1,284,047         $  747,126         $4,478,211         $3,228,267         $  807,227
        ----------         ----------         ----------         ----------         ----------         ----------
        $    10.82         $    20.18         $    22.55         $    56.58         $    11.25         $    10.75
        ----------         ----------         ----------         ----------         ----------         ----------
            11,775             16,916             12,058             13,389             92,930             26,466
        ----------         ----------         ----------         ----------         ----------         ----------
        $  127,454         $  341,379         $  271,842         $  757,478         $1,045,067         $  284,524
        ----------         ----------         ----------         ----------         ----------         ----------
        $  621,989         $1,745,854         $1,100,711         $5,087,153         $5,495,600         $1,469,796
        ----------         ----------         ----------         ----------         ----------         ----------
        $       --         $  302,117         $  199,335         $  277,042         $  194,300         $  111,990
        ----------         ----------         ----------         ----------         ----------         ----------
        $       --         $       --         $       --         $      225         $    4,445         $        2
        ----------         ----------         ----------         ----------         ----------         ----------

                            HARTFORD
         HARTFORD            VALUE
          VALUE          OPPORTUNITIES
         HLS FUND           HLS FUND
     ----------------   ----------------
         $467,855           $846,018
                1                 15
               --                134
               --                 --
               --                 --
               --              5,680
              210                108
              706                815
               --                 --
               --                 --
                7                 10
         --------           --------
          468,779            852,780
         --------           --------
               --                 --
               --                 --
               --                 --
               --                 --
           15,371             92,525
            5,018              5,618
              451              3,930
               --                 --
               30                 51
               10                 --
                4                  5
               13                 36
               --                 --
         --------           --------
           20,897            102,165
         --------           --------
         $447,882           $750,615
         ========           ========
         $330,444           $582,843
            2,739              4,800
            8,627             37,552
          106,072            125,420
         --------           --------
         $447,882           $750,615
         ========           ========
          800,000            700,000
         --------           --------
         $  0.001           $  0.001
         --------           --------
         $  13.06           $  21.40
         --------           --------
           22,910             26,788
         --------           --------
         $299,267           $573,284
         --------           --------
         $  13.02           $  21.27
         --------           --------
           11,416              8,339
         --------           --------
         $148,615           $177,331
         --------           --------
         $361,783           $720,600
         --------           --------
         $ 14,974           $ 89,272
         --------           --------
         $     --           $    133
         --------           --------

 HARTFORD SERIES FUND, INC. AND HARTFORD HLS SERIES FUND II, INC.

 STATEMENTS OF OPERATIONS
 FOR THE SIX-MONTH PERIOD ENDED JUNE 30, 2007 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                                     HARTFORD
                                                                  HARTFORD           CAPITAL
                                                                  ADVISERS         APPRECIATION
                                                                  HLS FUND           HLS FUND
                                                              ----------------   ----------------
INVESTMENT INCOME:
  Dividends.................................................      $ 43,118          $  104,946
  Interest..................................................        70,515               6,512
  Securities lending........................................         1,148               1,562
  Less: Foreign tax withheld................................          (655)             (5,377)
                                                                  --------          ----------
    Total investment income, net............................       114,126             107,643
                                                                  --------          ----------
EXPENSES:
  Investment management and advisory fees...................        16,530              31,274
  Administrative services fees..............................         8,216              14,513
  Distribution fees -- Class IB.............................         1,526               3,500
  Custodian fees............................................            14                 143
  Accounting services.......................................           616               1,089
  Board of Directors' fees..................................            73                 160
  Other expenses............................................           616               1,063
                                                                  --------          ----------
    Total expenses (before waivers and fees paid
     indirectly)............................................        27,591              51,742
  Expense waivers...........................................            --                  --
  Commission recapture......................................          (261)               (526)
  Custodian fee offset......................................           (16)                (14)
                                                                  --------          ----------
    Total waivers and fees paid indirectly..................          (277)               (540)
                                                                  --------          ----------
    Total expenses, net.....................................        27,314              51,202
                                                                  --------          ----------
  Net investment income (loss)..............................        86,812              56,441
                                                                  --------          ----------
NET REALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES, OPTIONS
  AND SWAP CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS:
  Net realized gain (loss) on investments...................       555,967           1,021,180
  Net realized gain (loss) on futures, written options and
    swap contracts..........................................            --               1,031
  Net realized gain (loss) on foreign currency
    transactions............................................           (89)               (839)
                                                                  --------          ----------
NET REALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES, OPTIONS
  AND SWAP CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS:.....       555,878           1,021,372
                                                                  --------          ----------
NET CHANGES IN UNREALIZED APPRECIATION (DEPRECIATION) OF
  INVESTMENTS, FUTURES, OPTIONS AND SWAP CONTRACTS AND
  FOREIGN CURRENCY TRANSACTIONS:
  Net unrealized appreciation (depreciation) of
    investments.............................................       (58,280)            523,775
  Net unrealized appreciation (depreciation) of futures,
    written options and swap contracts......................            --                  --
  Net unrealized appreciation (depreciation) on translation
    of other assets and liabilities in foreign currencies...           (13)            (11,551)
                                                                  --------          ----------
NET CHANGES IN UNREALIZED APPRECIATION (DEPRECIATION) OF
  INVESTMENTS, FUTURES, OPTIONS AND SWAP CONTRACTS AND
  FOREIGN CURRENCY TRANSACTIONS.............................       (58,293)            512,224
                                                                  --------          ----------
NET GAIN (LOSS) ON INVESTMENTS, FUTURES, OPTIONS AND SWAP
  CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS:..............       497,585           1,533,596
                                                                  --------          ----------
PAYMENT FROM (TO) AFFILIATE (SEE NOTE 3G IN ACCOMPANYING
  NOTES TO FINANCIAL STATEMENTS)............................            --                  --
                                                                  --------          ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS................................................      $584,397          $1,590,037
                                                                  ========          ==========

+   Prior to July 27, 2007, the Fund was known as Hartford Focus HLS Fund.
++  Prior to July 27, 2007, the Fund was known as Hartford Global Leaders HLS
    Fund.

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

        HARTFORD           HARTFORD                              HARTFORD                              HARTFORD
      DISCIPLINED        DIVIDEND AND         HARTFORD         FUNDAMENTAL          HARTFORD            GLOBAL
         EQUITY             GROWTH         EQUITY INCOME          GROWTH        GLOBAL ADVISERS     COMMUNICATIONS
        HLS FUND           HLS FUND           HLS FUND          HLS FUND+           HLS FUND           HLS FUND
    ----------------   ----------------   ----------------   ----------------   ----------------   ----------------
        $ 15,710           $ 88,956           $ 7,358             $  435            $ 1,155             $  286
           1,339              2,090               228                 36              3,930                 10
              78              1,479                20                  7                 26                 25
              --             (1,732)              (75)               (10)              (116)               (16)
        --------           --------           -------             ------            -------             ------
          17,127             90,793             7,531                468              4,995                305
        --------           --------           -------             ------            -------             ------
           4,383             16,129             1,481                251              1,014                 91
           1,858              7,386               494                 80                363                 28
             448              2,003               136                 41                 79                 17
               2                  1                 1                  1                  8                  1
             139                554                37                  6                 27                  2
              11                 53                 3                  1                  3                  1
             131                531                36                 19                 86                 14
        --------           --------           -------             ------            -------             ------
           6,972             26,657             2,188                399              1,580                154
              --                 --                --                 --                 --                 --
              --               (106)               (6)                (1)                (6)                (1)
              --                 (2)               --                 --                 (3)                --
        --------           --------           -------             ------            -------             ------
              --               (108)               (6)                (1)                (9)                (1)
        --------           --------           -------             ------            -------             ------
           6,972             26,549             2,182                398              1,571                153
        --------           --------           -------             ------            -------             ------
          10,155             64,244             5,349                 70              3,424                152
        --------           --------           -------             ------            -------             ------
         103,134            259,949             5,198              5,231              9,844              1,853
           3,569                 --                --                 --                292                 --
              --                 --                --                 (3)              (223)                 5
        --------           --------           -------             ------            -------             ------
         106,703            259,949             5,198              5,228              9,913              1,858
        --------           --------           -------             ------            -------             ------
          40,507            325,653            21,735              2,346              7,909                711
            (688)                --                --                 --                (87)                --
              --                 --                --                 --                 92                 (2)
        --------           --------           -------             ------            -------             ------
          39,819            325,653            21,735              2,346              7,914                709
        --------           --------           -------             ------            -------             ------
         146,522            585,602            26,933              7,574             17,827              2,567
        --------           --------           -------             ------            -------             ------
              --                 --                --                 --                 --                 --
        --------           --------           -------             ------            -------             ------
        $156,677           $649,846           $32,282             $7,644            $21,251             $2,719
        ========           ========           =======             ======            =======             ======

         HARTFORD
          GLOBAL
        FINANCIAL           HARTFORD
         SERVICES        GLOBAL GROWTH
         HLS FUND          HLS FUND#
     ----------------   ----------------
         $   710            $  6,578
              10                 252
               4                 383
             (67)               (648)
         -------            --------
             657               6,565
         -------            --------
             120               3,009
              37               1,212
              21                 348
               1                  14
               3                  91
              --                  10
              14                 107
         -------            --------
             196               4,791
              --                  --
              --                 (31)
              (1)                 (2)
         -------            --------
              (1)                (33)
         -------            --------
             195               4,758
         -------            --------
             462               1,807
         -------            --------
           2,149              63,509
              --                  --
               4                 (70)
         -------            --------
           2,153              63,439
         -------            --------
          (1,630)             53,908
              --                  --
               1                 (13)
         -------            --------
          (1,629)             53,895
         -------            --------
             524             117,334
         -------            --------
              --                  --
         -------            --------
         $   986            $119,141
         =======            ========

 HARTFORD SERIES FUND, INC. AND HARTFORD HLS SERIES FUND II, INC.

 FOR THE SIX-MONTH PERIOD ENDED JUNE 30, 2007 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                                     HARTFORD
                                                                  HARTFORD            GLOBAL
                                                               GLOBAL HEALTH        TECHNOLOGY
                                                                  HLS FUND           HLS FUND
                                                              ----------------   ----------------
INVESTMENT INCOME:
  Dividends.................................................      $ 2,533            $   304
  Interest..................................................          122                 26
  Securities lending........................................           76                  3
  Less: Foreign tax withheld................................          (68)                (5)
                                                                  -------            -------
    Total investment income, net............................        2,663                328
                                                                  -------            -------
EXPENSES:
  Investment management and advisory fees...................        1,381                470
  Administrative services fees..............................          440                145
  Distribution fees -- Class IB.............................          149                 55
  Custodian fees............................................            1                  2
  Accounting services.......................................           33                 11
  Board of Directors' fees..................................            3                  1
  Other expenses............................................           57                 39
                                                                  -------            -------
    Total expenses (before waivers and fees paid
     indirectly)............................................        2,064                723
  Expense waivers...........................................           --                 --
  Commission recapture......................................           (6)                (9)
  Custodian fee offset......................................           (1)                (1)
                                                                  -------            -------
    Total waivers and fees paid indirectly..................           (7)               (10)
                                                                  -------            -------
    Total expenses, net.....................................        2,057                713
                                                                  -------            -------
  Net investment income (loss)..............................          606               (385)
                                                                  -------            -------
NET REALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES, OPTIONS
  AND SWAP CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS:
  Net realized gain (loss) on investments...................       23,588             12,455
  Net realized gain (loss) on futures, written options and
    swap contracts..........................................           --                 --
  Net realized gain (loss) on foreign currency
    transactions............................................          (23)               (10)
                                                                  -------            -------
NET REALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES, OPTIONS
  AND SWAP CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS:.....       23,565             12,445
                                                                  -------            -------
NET CHANGES IN UNREALIZED APPRECIATION (DEPRECIATION) OF
  INVESTMENTS, FUTURES, OPTIONS AND SWAP CONTRACTS AND
  FOREIGN CURRENCY TRANSACTIONS:
  Net unrealized appreciation (depreciation) of
    investments.............................................       (6,233)             4,464
  Net unrealized appreciation (depreciation) of futures,
    written options and swap contracts......................           --                 --
  Net unrealized appreciation (depreciation) on translation
    of other assets and liabilities in foreign currencies...          (11)                (3)
                                                                  -------            -------
NET CHANGES IN UNREALIZED APPRECIATION (DEPRECIATION) OF
  INVESTMENTS, FUTURES, OPTIONS AND SWAP CONTRACTS AND
  FOREIGN CURRENCY TRANSACTIONS.............................       (6,244)             4,461
                                                                  -------            -------
NET GAIN (LOSS) ON INVESTMENTS, FUTURES, OPTIONS AND SWAP
  CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS:..............       17,321             16,906
                                                                  -------            -------
PAYMENT FROM (TO) AFFILIATE (SEE NOTE 3G IN ACCOMPANYING
  NOTES TO FINANCIAL STATEMENTS)............................           --                 --
                                                                  -------            -------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS................................................      $17,927            $16,521
                                                                  =======            =======

(AA) Prior to July 27, 2007, the Fund was known as Hartford International Capital Appreciation HLS Fund.

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

                           HARTFORD                                                 HARTFORD           HARTFORD
        HARTFORD            GROWTH            HARTFORD           HARTFORD        INTERNATIONAL      INTERNATIONAL
         GROWTH         OPPORTUNITIES        HIGH YIELD           INDEX              GROWTH         OPPORTUNITIES
        HLS FUND           HLS FUND           HLS FUND           HLS FUND         HLS FUND(AA)         HLS FUND
    ----------------   ----------------   ----------------   ----------------   ----------------   ----------------
        $ 2,421            $  3,977           $     10           $ 17,149           $10,443            $ 31,341
            242                 550             29,153                326               452                 441
             28                 266                227                 62               682               1,102
            (11)               (129)                --                 --            (1,360)             (5,057)
        -------            --------           --------           --------           -------            --------
          2,680               4,664             29,390             17,537            10,217              27,827
        -------            --------           --------           --------           -------            --------
          1,622               4,064              1,980                924             2,710               4,730
            547                  --                755              1,848               918               2,022
            232                 255                331                357               386                 476
             --                  60                 12                  6                13                  30
             41                  --                 57                139                69                 152
              4                   9                  6                 15                 5                  13
             70                 110                 94                131                65                 143
        -------            --------           --------           --------           -------            --------
          2,516               4,498              3,235              3,420             4,166               7,566
             --                  --               (189)                --                --                  --
            (22)                (89)                --                 --               (23)                (63)
             (1)                (14)               (11)                (4)               (2)                 (9)
        -------            --------           --------           --------           -------            --------
            (23)               (103)              (200)                (4)              (25)                (72)
        -------            --------           --------           --------           -------            --------
          2,493               4,395              3,035              3,416             4,141               7,494
        -------            --------           --------           --------           -------            --------
            187                 269             26,355             14,121             6,076              20,333
        -------            --------           --------           --------           -------            --------
         12,249             118,199             16,281             48,577            99,658             192,540
             --                  --               (713)               626                --                  --
              1                 (39)              (121)                --              (107)                 26
        -------            --------           --------           --------           -------            --------
         12,250             118,160             15,447             49,203            99,551             192,566
        -------            --------           --------           --------           -------            --------
         30,110              88,001            (17,049)            58,390            (8,300)               (701)
             --                  --                 50                (87)               --                  --
             --                  (8)               182                 --               (54)                237
        -------            --------           --------           --------           -------            --------
         30,110              87,993            (16,817)            58,303            (8,354)               (464)
        -------            --------           --------           --------           -------            --------
         42,360             206,153             (1,370)           107,506            91,197             192,102
        -------            --------           --------           --------           -------            --------
             --                  --                 --                 --                --                  --
        -------            --------           --------           --------           -------            --------
        $42,547            $206,422           $ 24,985           $121,627           $97,273            $212,435
        =======            ========           ========           ========           =======            ========

         HARTFORD
      INTERNATIONAL         HARTFORD
      SMALL COMPANY          MIDCAP
         HLS FUND           HLS FUND
     ----------------   ----------------
         $ 5,197            $ 11,749
             150               1,399
             307                 258
            (549)               (169)
         -------            --------
           5,105              13,237
         -------            --------
           1,413               6,883
             450               3,035
             152                 363
              13                   2
              34                 228
               3                  24
              64                 283
         -------            --------
           2,129              10,818
              --                  --
              (6)               (102)
              (1)                 (4)
         -------            --------
              (7)               (106)
         -------            --------
           2,122              10,712
         -------            --------
           2,983               2,525
         -------            --------
          46,204             223,998
              --                  --
            (142)                  6
         -------            --------
          46,062             224,004
         -------            --------
           1,687             239,897
              --                  --
             (15)                  6
         -------            --------
           1,672             239,903
         -------            --------
          47,734             463,907
         -------            --------
              --                  --
         -------            --------
         $50,717            $466,432
         =======            ========

 HARTFORD SERIES FUND, INC. AND HARTFORD HLS SERIES FUND II, INC.

 FOR THE SIX-MONTH PERIOD ENDED JUNE 30, 2007 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                  HARTFORD
                                                                   MIDCAP            HARTFORD
                                                                   VALUE           MONEY MARKET
                                                                  HLS FUND           HLS FUND
                                                              ----------------   ----------------
INVESTMENT INCOME:
  Dividends.................................................      $  7,667           $     --
  Interest..................................................           217             52,995
  Securities lending........................................            49                 --
  Less: Foreign tax withheld................................          (263)                --
                                                                  --------           --------
    Total investment income, net............................         7,670             52,995
                                                                  --------           --------
EXPENSES:
  Investment management and advisory fees...................         3,126              2,456
  Administrative services fees..............................         1,134              1,973
  Distribution fees -- Class IB.............................           478                425
  Custodian fees............................................             2                  1
  Accounting services.......................................            85                148
  Board of Directors' fees..................................             9                 13
  Other expenses............................................            89                157
                                                                  --------           --------
    Total expenses (before waivers and fees paid
     indirectly)............................................         4,923              5,173
  Expense waivers...........................................            --               (493)
  Commission recapture......................................           (31)                --
  Custodian fee offset......................................            --                 (1)
                                                                  --------           --------
    Total waivers and fees paid indirectly..................           (31)              (494)
                                                                  --------           --------
    Total expenses, net.....................................         4,892              4,679
                                                                  --------           --------
  Net investment income (loss)..............................         2,778             48,316
                                                                  --------           --------
NET REALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES, OPTIONS
  AND SWAP CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS:
  Net realized gain (loss) on investments...................        84,970                  9
  Net realized gain (loss) on futures, written options and
    swap contracts..........................................            --                 --
  Net realized gain (loss) on foreign currency
    transactions............................................             2                 --
                                                                  --------           --------
NET REALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES, OPTIONS
  AND SWAP CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS:.....        84,972                  9
                                                                  --------           --------
NET CHANGES IN UNREALIZED APPRECIATION (DEPRECIATION) OF
  INVESTMENTS, FUTURES, OPTIONS AND SWAP CONTRACTS AND
  FOREIGN CURRENCY TRANSACTIONS:
  Net unrealized appreciation (depreciation) of
    investments.............................................        82,932                 --
  Net unrealized appreciation (depreciation) of futures,
    written options and swap contracts......................            --                 --
  Net unrealized appreciation (depreciation) on translation
    of other assets and liabilities in foreign currencies...             2                 --
                                                                  --------           --------
NET CHANGES IN UNREALIZED APPRECIATION (DEPRECIATION) OF
  INVESTMENTS, FUTURES, OPTIONS AND SWAP CONTRACTS AND
  FOREIGN CURRENCY TRANSACTIONS.............................        82,934                 --
                                                                  --------           --------
NET GAIN (LOSS) ON INVESTMENTS, FUTURES, OPTIONS AND SWAP
  CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS:..............       167,906                  9
                                                                  --------           --------
PAYMENT FROM (TO) AFFILIATE (SEE NOTE 3G IN ACCOMPANYING
  NOTES TO FINANCIAL STATEMENTS)............................            --                 --
                                                                  --------           --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS................................................      $170,684           $ 48,325
                                                                  ========           ========

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

        HARTFORD                              HARTFORD                              HARTFORD           HARTFORD
        MORTGAGE           HARTFORD           SMALLCAP           HARTFORD         TOTAL RETURN     U.S. GOVERNMENT
       SECURITIES       SMALL COMPANY          GROWTH             STOCK               BOND            SECURITIES
        HLS FUND           HLS FUND           HLS FUND           HLS FUND           HLS FUND           HLS FUND
    ----------------   ----------------   ----------------   ----------------   ----------------   ----------------
        $    --            $  3,571           $ 3,131            $ 40,836           $     13           $     --
         14,594                 840               413                 462            119,257             28,487
             --                 685             1,610                 418                448                 44
             --                (131)               --                (944)                --                 --
        -------            --------           -------            --------           --------           --------
         14,594               4,965             5,154              40,772            119,718             28,531
        -------            --------           -------            --------           --------           --------
            654               3,602             3,086               6,675              5,440              2,376
            523               1,528                --               5,167              4,179                 --
            165                 401               338                 936              1,309                361
              1                   4                 2                  11                  9                  1
             39                 115                --                 388                313                 --
              5                  11                 8                  46                 31                  7
             50                 120               105                 365                291                 88
        -------            --------           -------            --------           --------           --------
          1,437               5,781             3,539              13,588             11,572              2,833
             --                  --                --                  --                 --                 --
             --                 (92)              (12)               (219)                --                 --
             (2)                 (3)               (5)                (22)               (13)                (1)
        -------            --------           -------            --------           --------           --------
             (2)                (95)              (17)               (241)               (13)                (1)
        -------            --------           -------            --------           --------           --------
          1,435               5,686             3,522              13,347             11,559              2,832
        -------            --------           -------            --------           --------           --------
         13,159                (721)            1,632              27,425            108,159             25,699
        -------            --------           -------            --------           --------           --------
         (3,711)            120,867            48,555             451,911             (8,924)            (6,954)
            790                 684               162                  --             (7,230)            (3,532)
             --                (143)               --                 (89)            (2,106)                (5)
        -------            --------           -------            --------           --------           --------
         (2,921)            121,408            48,717             451,822            (18,260)           (10,491)
        -------            --------           -------            --------           --------           --------
         (4,398)             51,928            38,062              29,377            (61,820)            (7,229)
           (484)                 31                 7                  --               (670)             1,629
             --                   1                --                  (9)               655                 --
        -------            --------           -------            --------           --------           --------
         (4,882)             51,960            38,069              29,368            (61,835)            (5,600)
        -------            --------           -------            --------           --------           --------
         (7,803)            173,368            86,786             481,190            (80,095)           (16,091)
        -------            --------           -------            --------           --------           --------
             --               3,000                --                  --                 --                 --
        -------            --------           -------            --------           --------           --------
        $ 5,356            $175,647           $88,418            $508,615           $ 28,064           $  9,608
        =======            ========           =======            ========           ========           ========

                            HARTFORD
         HARTFORD            VALUE
          VALUE          OPPORTUNITIES
         HLS FUND           HLS FUND
     ----------------   ----------------
         $ 4,664            $ 7,379
             105                222
              19                109
             (40)              (446)
         -------            -------
           4,748              7,264
         -------            -------
           1,320              2,189
             438                 --
             186                213
               1                  2
              33                 --
               3                  4
              36                 60
         -------            -------
           2,017              2,468
              --                 --
              (7)                (3)
              (1)                (1)
         -------            -------
              (8)                (4)
         -------            -------
           2,009              2,464
         -------            -------
           2,739              4,800
         -------            -------
           9,378             38,116
              --                 --
              --                 22
         -------            -------
           9,378             38,138
         -------            -------
          24,588             26,198
              --                 --
              --                  3
         -------            -------
          24,588             26,201
         -------            -------
          33,966             64,339
         -------            -------
              --                 --
         -------            -------
         $36,705            $69,139
         =======            =======

 HARTFORD SERIES FUND, INC. AND HARTFORD HLS SERIES FUND II, INC.

 STATEMENTS OF CHANGES IN NET ASSETS
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                HARTFORD                                  HARTFORD
                                                                ADVISERS                            CAPITAL APPRECIATION
                                                                HLS FUND                                  HLS FUND
                                                 --------------------------------------    --------------------------------------
                                                 FOR THE SIX-MONTH                         FOR THE SIX-MONTH
                                                   PERIOD ENDED         FOR THE YEAR         PERIOD ENDED         FOR THE YEAR
                                                   JUNE 30, 2007            ENDED            JUNE 30, 2007            ENDED
                                                    (UNAUDITED)       DECEMBER 31, 2006       (UNAUDITED)       DECEMBER 31, 2006
                                                 -----------------    -----------------    -----------------    -----------------
OPERATIONS:
  Net investment income (loss).................     $   86,812           $  194,320           $    56,441          $   110,029
  Net realized gain (loss) on investments,
    futures, options and swap contracts and
    foreign currency transactions..............        555,878              734,695             1,021,372            1,770,577
  Net unrealized appreciation (depreciation) of
    investments, futures, options and swap
    contracts and foreign currency
    transactions...............................        (58,293)             (64,033)              512,224              286,363
  Payment from (to) affiliate..................             --                6,804                    --               11,567
                                                    ----------           ----------           -----------          -----------
  Net increase (decrease) in net assets
    resulting from operations..................        584,397              871,786             1,590,037            2,178,536
                                                    ----------           ----------           -----------          -----------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income
    Class IA...................................         (6,141)            (166,222)               (7,129)            (151,317)
    Class IB...................................         (1,056)             (25,557)               (1,723)             (29,396)
  From net realized gain on investments
    Class IA...................................       (103,595)            (516,571)             (407,473)          (1,436,633)
    Class IB...................................        (17,912)             (89,064)              (97,803)            (347,480)
                                                    ----------           ----------           -----------          -----------
    Total distributions........................       (128,704)            (797,414)             (514,128)          (1,964,826)
                                                    ----------           ----------           -----------          -----------
CAPITAL SHARE TRANSACTIONS:
    Class IA
      Sold.....................................         60,114              173,052               249,348              793,724
      Issued on reinvestment of
         distributions.........................        109,736              682,793               414,602            1,587,950
      Redeemed.................................       (791,196)          (1,869,501)           (1,083,001)          (2,124,483)
                                                    ----------           ----------           -----------          -----------
    Total capital share transactions...........       (621,346)          (1,013,656)             (419,051)             257,191
                                                    ----------           ----------           -----------          -----------
    Class IB
      Sold.....................................         12,032               24,003                75,416              106,901
      Issued on reinvestment of
         distributions.........................         18,968              114,621                99,526              376,876
      Redeemed.................................       (135,824)            (262,691)             (282,498)            (508,433)
                                                    ----------           ----------           -----------          -----------
    Total capital share transactions...........       (104,824)            (124,067)             (107,556)             (24,656)
                                                    ----------           ----------           -----------          -----------
  Net increase (decrease) from capital share
    transactions...............................       (726,170)          (1,137,723)             (526,607)             232,535
                                                    ----------           ----------           -----------          -----------
  Net increase (decrease) in net assets........       (270,477)          (1,063,351)              549,302              446,245
NET ASSETS:
  Beginning of period..........................      8,460,219            9,523,570            14,557,418           14,111,173
                                                    ----------           ----------           -----------          -----------
  End of period................................     $8,189,742           $8,460,219           $15,106,720          $14,557,418
                                                    ==========           ==========           ===========          ===========
Accumulated undistributed (distribution in
  excess of) net investment income (loss)......     $   86,810           $    7,195           $    44,717          $    (2,872)
                                                    ==========           ==========           ===========          ===========
SHARES:
    Class IA
      Sold.....................................          2,602                7,509                 4,517               14,540
      Issued on reinvestment of
         distributions.........................          4,547               30,245                 7,111               30,179
      Redeemed.................................        (34,018)             (80,891)              (19,536)             (38,693)
                                                    ----------           ----------           -----------          -----------
    Total share activity.......................        (26,869)             (43,137)               (7,908)               6,026
                                                    ----------           ----------           -----------          -----------
    Class IB
      Sold.....................................            516                1,030                 1,382                1,959
      Issued on reinvestment of
         distributions.........................            780                5,036                 1,718                7,203
      Redeemed.................................         (5,780)             (11,296)               (5,129)              (9,300)
                                                    ----------           ----------           -----------          -----------
    Total share activity.......................         (4,484)              (5,230)               (2,029)                (138)
                                                    ----------           ----------           -----------          -----------

+  Prior to July 27, 2007, the Fund was known as Hartford Focus HLS Fund.

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

                  HARTFORD                                HARTFORD                                HARTFORD
             DISCIPLINED EQUITY                      DIVIDEND AND GROWTH                        EQUITY INCOME
                  HLS FUND                                HLS FUND                                HLS FUND
    -------------------------------------   -------------------------------------   -------------------------------------
    FOR THE SIX-MONTH                       FOR THE SIX-MONTH                       FOR THE SIX-MONTH
      PERIOD ENDED        FOR THE YEAR        PERIOD ENDED        FOR THE YEAR        PERIOD ENDED        FOR THE YEAR
      JUNE 30, 2007           ENDED           JUNE 30, 2007           ENDED           JUNE 30, 2007           ENDED
       (UNAUDITED)      DECEMBER 31, 2006      (UNAUDITED)      DECEMBER 31, 2006      (UNAUDITED)      DECEMBER 31, 2006
    -----------------   -----------------   -----------------   -----------------   -----------------   -----------------
       $   10,155          $   17,476          $   64,244          $  115,794          $    5,349          $    8,383
          106,703              46,373             259,949             538,273               5,198              17,190
           39,819             121,133             325,653             599,277              21,735              46,269
               --                 605                  --               4,254                  --                  --
       ----------          ----------          ----------          ----------          ----------          ----------
          156,677             185,587             649,846           1,257,598              32,282              71,842
       ----------          ----------          ----------          ----------          ----------          ----------
             (802)            (14,696)             (2,626)            (93,362)               (474)             (6,424)
             (198)             (2,529)               (733)            (22,067)               (131)             (1,572)
               --                  --             (67,158)           (395,906)            (13,500)               (587)
               --                  --             (18,292)           (113,682)             (3,716)               (200)
       ----------          ----------          ----------          ----------          ----------          ----------
           (1,000)            (17,225)            (88,809)           (625,017)            (17,821)             (8,783)
       ----------          ----------          ----------          ----------          ----------          ----------
          172,235             375,407             288,433             575,385              49,477             115,567
              802              14,697              69,784             489,268              13,974               7,011
          (79,611)           (139,427)           (408,437)           (859,340)            (23,204)            (40,987)
       ----------          ----------          ----------          ----------          ----------          ----------
           93,426             250,677             (50,220)            205,313              40,247              81,591
       ----------          ----------          ----------          ----------          ----------          ----------
           10,401              25,457              40,194              76,057              12,453              29,567
              198               2,528              19,025             135,749               3,847               1,772
          (29,254)            (50,657)           (146,615)           (259,525)            (13,291)            (19,614)
       ----------          ----------          ----------          ----------          ----------          ----------
          (18,655)            (22,672)            (87,396)            (47,719)              3,009              11,725
       ----------          ----------          ----------          ----------          ----------          ----------
           74,771             228,005            (137,616)            157,594              43,256              93,316
       ----------          ----------          ----------          ----------          ----------          ----------
          230,448             396,367             423,421             790,175              57,717             156,375
        1,756,178           1,359,811           7,275,504           6,485,329             466,943             310,568
       ----------          ----------          ----------          ----------          ----------          ----------
       $1,986,626          $1,756,178          $7,698,925          $7,275,504          $  524,660          $  466,943
       ==========          ==========          ==========          ==========          ==========          ==========
       $   10,155          $    1,000          $   64,244          $    3,359          $    5,349          $      605
       ==========          ==========          ==========          ==========          ==========          ==========
           11,783              28,473              12,203              26,036               3,377               8,780
               52               1,053               2,800              21,722                 937                 505
           (5,436)            (10,549)            (17,278)            (38,955)             (1,583)             (3,177)
       ----------          ----------          ----------          ----------          ----------          ----------
            6,399              18,977              (2,275)              8,803               2,731               6,108
       ----------          ----------          ----------          ----------          ----------          ----------
              719               1,951               1,721               3,433                 848               2,249
               13                 181                 767               6,046                 258                 128
           (2,010)             (3,860)             (6,225)            (11,758)               (910)             (1,483)
       ----------          ----------          ----------          ----------          ----------          ----------
           (1,278)             (1,728)             (3,737)             (2,279)                196                 894
       ----------          ----------          ----------          ----------          ----------          ----------

                   HARTFORD
              FUNDAMENTAL GROWTH
                   HLS FUND+
     -------------------------------------
     FOR THE SIX-MONTH
       PERIOD ENDED        FOR THE YEAR
       JUNE 30, 2007           ENDED
        (UNAUDITED)      DECEMBER 31, 2006
     -----------------   -----------------
        $       70          $      589
             5,228               6,721
             2,346                  25
                --                 110
        ----------          ----------
             7,644               7,445
        ----------          ----------
               (25)               (398)
               (18)               (168)
            (4,012)             (3,809)
            (2,755)             (2,777)
        ----------          ----------
            (6,810)             (7,152)
        ----------          ----------
             5,246               8,031
             4,037               4,207
            (8,034)            (16,262)
        ----------          ----------
             1,249              (4,024)
        ----------          ----------
             3,097               3,065
             2,773               2,945
            (6,125)            (14,037)
        ----------          ----------
              (255)             (8,027)
        ----------          ----------
               994             (12,051)
        ----------          ----------
             1,828             (11,758)
            82,893              94,651
        ----------          ----------
        $   84,721          $   82,893
        ==========          ==========
        $       70          $       43
        ==========          ==========
               483                 777
               376                 446
              (739)             (1,585)
        ----------          ----------
               120                (362)
        ----------          ----------
               285                 301
               259                 315
              (565)             (1,369)
        ----------          ----------
               (21)               (753)
        ----------          ----------

 HARTFORD SERIES FUND, INC. AND HARTFORD HLS SERIES FUND II, INC.

 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                HARTFORD                                  HARTFORD
                                                            GLOBAL ADVISERS                        GLOBAL COMMUNICATIONS
                                                                HLS FUND                                  HLS FUND
                                                 --------------------------------------    --------------------------------------
                                                 FOR THE SIX-MONTH                         FOR THE SIX-MONTH
                                                   PERIOD ENDED         FOR THE YEAR         PERIOD ENDED         FOR THE YEAR
                                                   JUNE 30, 2007            ENDED            JUNE 30, 2007            ENDED
                                                    (UNAUDITED)       DECEMBER 31, 2006       (UNAUDITED)       DECEMBER 31, 2006
                                                 -----------------    -----------------    -----------------    -----------------
OPERATIONS:
  Net investment income (loss).................     $    3,424           $    6,069           $       152          $       461
  Net realized gain (loss) on investments,
    futures, options and swap contracts and
    foreign currency transactions..............          9,913               17,675                 1,858                5,349
  Net unrealized appreciation (depreciation) of
    investments, futures, options and swap
    contracts and foreign currency
    transactions...............................          7,914                7,905                   709                 (734)
  Payment from (to) affiliate..................             --                  572                    --                   11
                                                    ----------           ----------           -----------          -----------
  Net increase (decrease) in net assets
    resulting from operations..................         21,251               32,221                 2,719                5,087
                                                    ----------           ----------           -----------          -----------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income
    Class IA...................................             --               (9,020)                  (34)                (270)
    Class IB...................................             --               (1,561)                  (31)                (203)
  From net realized gain on investments
    Class IA...................................         (6,549)             (11,075)               (2,792)              (2,568)
    Class IB...................................         (1,407)              (2,317)               (2,591)              (2,122)
                                                    ----------           ----------           -----------          -----------
    Total distributions........................         (7,956)             (23,973)               (5,448)              (5,163)
                                                    ----------           ----------           -----------          -----------
CAPITAL SHARE TRANSACTIONS:
    Class IA
      Sold.....................................          7,536               17,818                   276                  434
      Issued on reinvestment of
         distributions.........................          6,549               20,095                 2,826                2,838
      Redeemed.................................        (31,869)             (70,279)               (1,590)              (4,898)
                                                    ----------           ----------           -----------          -----------
    Total capital share transactions...........        (17,784)             (32,366)                1,512               (1,626)
                                                    ----------           ----------           -----------          -----------
    Class IB
      Sold.....................................          3,360                7,235                 1,912                2,285
      Issued on reinvestment of
         distributions.........................          1,407                3,878                 2,622                2,325
      Redeemed.................................         (7,136)             (19,936)               (3,099)              (3,607)
                                                    ----------           ----------           -----------          -----------
    Total capital share transactions...........         (2,369)              (8,823)                1,435                1,003
                                                    ----------           ----------           -----------          -----------
  Net increase (decrease) from capital share
    transactions...............................        (20,153)             (41,189)                2,947                 (623)
                                                    ----------           ----------           -----------          -----------
  Net increase (decrease) in net assets........         (6,858)             (32,941)                  218                 (699)
NET ASSETS:
  Beginning of period..........................        370,574              403,515                28,255               28,954
                                                    ----------           ----------           -----------          -----------
  End of period................................     $  363,716           $  370,574           $    28,473          $    28,255
                                                    ==========           ==========           ===========          ===========
Accumulated undistributed (distribution in
  excess of) net investment income (loss)......     $    2,612           $     (812)          $       152          $        65
                                                    ==========           ==========           ===========          ===========
SHARES:
    Class IA
      Sold.....................................            581                1,386                    28                   45
      Issued on reinvestment of
         distributions.........................            496                1,590                   321                  370
      Redeemed.................................         (2,452)              (5,482)                 (160)                (555)
                                                    ----------           ----------           -----------          -----------
    Total share activity.......................         (1,375)              (2,506)                  189                 (140)
                                                    ----------           ----------           -----------          -----------
    Class IB
      Sold.....................................            259                  564                   195                  240
      Issued on reinvestment of
         distributions.........................            107                  308                   300                  304
      Redeemed.................................           (551)              (1,564)                 (311)                (398)
                                                    ----------           ----------           -----------          -----------
    Total share activity.......................           (185)                (692)                  184                  146
                                                    ----------           ----------           -----------          -----------

++  Prior to July 27, 2007, the Fund was known as Hartford Global Leaders HLS
    Fund.

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

                  HARTFORD                                HARTFORD                                HARTFORD
          GLOBAL FINANCIAL SERVICES                     GLOBAL GROWTH                           GLOBAL HEALTH
                  HLS FUND                                HLS FUND#                               HLS FUND
    -------------------------------------   -------------------------------------   -------------------------------------
    FOR THE SIX-MONTH                       FOR THE SIX-MONTH                       FOR THE SIX-MONTH
      PERIOD ENDED        FOR THE YEAR        PERIOD ENDED        FOR THE YEAR        PERIOD ENDED        FOR THE YEAR
      JUNE 30, 2007           ENDED           JUNE 30, 2007           ENDED           JUNE 30, 2007           ENDED
       (UNAUDITED)      DECEMBER 31, 2006      (UNAUDITED)      DECEMBER 31, 2006      (UNAUDITED)      DECEMBER 31, 2006
    -----------------   -----------------   -----------------   -----------------   -----------------   -----------------
       $      462          $      562          $    1,807          $    5,144          $      606          $      180
            2,153               7,525              63,439              80,164              23,565              37,179
           (1,629)               (963)             53,895              70,989              (6,244)              7,669
               --                   6                  --               3,344                  --                 116
       ----------          ----------          ----------          ----------          ----------          ----------
              986               7,130             119,141             159,641              17,927              45,144
       ----------          ----------          ----------          ----------          ----------          ----------
               (9)               (359)               (509)             (7,210)                (24)               (179)
               (8)               (228)               (154)             (1,211)                 --                  --
           (4,100)               (815)            (25,255)            (50,448)             (8,482)            (44,335)
           (3,310)               (704)             (7,644)            (15,059)             (3,229)            (17,323)
       ----------          ----------          ----------          ----------          ----------          ----------
           (7,427)             (2,106)            (33,562)            (73,928)            (11,735)            (61,837)
       ----------          ----------          ----------          ----------          ----------          ----------
               88                 263              23,354              75,692              22,897              70,131
            4,109               1,173              25,764              57,658               8,506              44,515
           (2,061)             (3,652)            (98,812)           (192,502)            (43,626)            (92,232)
       ----------          ----------          ----------          ----------          ----------          ----------
            2,136              (2,216)            (49,694)            (59,152)            (12,223)             22,414
       ----------          ----------          ----------          ----------          ----------          ----------
               88                  57              10,555              21,219               7,147              11,475
            3,318                 933               7,798              16,270               3,229              17,323
           (1,905)             (4,197)            (28,714)            (57,098)            (13,548)            (28,451)
       ----------          ----------          ----------          ----------          ----------          ----------
            1,501              (3,207)            (10,361)            (19,609)             (3,172)                347
       ----------          ----------          ----------          ----------          ----------          ----------
            3,637              (5,423)            (60,055)            (78,761)            (15,395)             22,761
       ----------          ----------          ----------          ----------          ----------          ----------
           (2,804)               (399)             25,524               6,952              (9,203)              6,068
           38,165              38,564           1,222,541           1,215,589             438,896             432,828
       ----------          ----------          ----------          ----------          ----------          ----------
       $   35,361          $   38,165          $1,248,065          $1,222,541          $  429,693          $  438,896
       ==========          ==========          ==========          ==========          ==========          ==========
       $      462          $       17          $   (1,281)         $   (2,425)         $      606          $       24
       ==========          ==========          ==========          ==========          ==========          ==========
                7                  21               1,119               3,866               1,315               3,991
              373                  99               1,187               2,895                 488               2,744
             (158)               (296)             (4,750)             (9,779)             (2,502)             (5,251)
       ----------          ----------          ----------          ----------          ----------          ----------
              222                (176)             (2,444)             (3,018)               (699)              1,484
       ----------          ----------          ----------          ----------          ----------          ----------
                7                   5                 507               1,077                 415                 661
              302                  79                 361                 819                 188               1,084
             (143)               (343)             (1,389)             (2,902)               (788)             (1,648)
       ----------          ----------          ----------          ----------          ----------          ----------
              166                (259)               (521)             (1,006)               (185)                 97
       ----------          ----------          ----------          ----------          ----------          ----------

                   HARTFORD
               GLOBAL TECHNOLOGY
                   HLS FUND
     -------------------------------------
     FOR THE SIX-MONTH
       PERIOD ENDED        FOR THE YEAR
       JUNE 30, 2007           ENDED
        (UNAUDITED)      DECEMBER 31, 2006
     -----------------   -----------------
        $     (385)         $     (608)
            12,445              13,980
             4,461                 437
                --                  88
        ----------          ----------
            16,521              13,897
        ----------          ----------
                --                  --
                --                  --
                --                  --
                --                  --
        ----------          ----------
                --                  --
        ----------          ----------
            15,252              44,605
                --                  --
           (27,080)            (54,039)
        ----------          ----------
           (11,828)             (9,434)
        ----------          ----------
             3,799               7,797
                --                  --
            (7,899)            (12,062)
        ----------          ----------
            (4,100)             (4,265)
        ----------          ----------
           (15,928)            (13,699)
        ----------          ----------
               593                 198
           148,560             148,362
        ----------          ----------
        $  149,153          $  148,560
        ==========          ==========
        $     (385)         $       --
        ==========          ==========
             2,438               7,779
                --                  --
            (4,338)             (9,500)
        ----------          ----------
            (1,900)             (1,721)
        ----------          ----------
               616               1,378
                --                  --
            (1,269)             (2,153)
        ----------          ----------
              (653)               (775)
        ----------          ----------

 HARTFORD SERIES FUND, INC. AND HARTFORD HLS SERIES FUND II, INC.

 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                HARTFORD                                  HARTFORD
                                                                 GROWTH                             GROWTH OPPORTUNITIES
                                                                HLS FUND                                  HLS FUND
                                                 --------------------------------------    --------------------------------------
                                                 FOR THE SIX-MONTH                         FOR THE SIX-MONTH
                                                   PERIOD ENDED         FOR THE YEAR         PERIOD ENDED         FOR THE YEAR
                                                   JUNE 30, 2007            ENDED            JUNE 30, 2007            ENDED
                                                    (UNAUDITED)       DECEMBER 31, 2006       (UNAUDITED)       DECEMBER 31, 2006
                                                 -----------------    -----------------    -----------------    -----------------
OPERATIONS:
  Net investment income (loss).................     $      187           $       98           $       269          $     8,419
  Net realized gain (loss) on investments,
    futures, options and swap contracts and
    foreign currency transactions..............         12,250               44,221               118,160              124,794
  Net unrealized appreciation (depreciation) of
    investments, futures, options and swap
    contracts and foreign currency
    transactions...............................         30,110              (19,797)               87,993                3,805
  Payment from (to) affiliate..................             --                  286                    --                1,098
                                                    ----------           ----------           -----------          -----------
  Net increase (decrease) in net assets
    resulting from operations..................         42,547               24,808               206,422              138,116
                                                    ----------           ----------           -----------          -----------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income
    Class IA...................................            (75)                (186)                 (330)              (8,100)
    Class IB...................................             --                   --                   (59)                (884)
  From net realized gain on investments
    Class IA...................................         (7,848)             (23,496)              (24,436)            (108,948)
    Class IB...................................         (4,291)             (11,791)               (4,513)             (19,575)
                                                    ----------           ----------           -----------          -----------
    Total distributions........................        (12,214)             (35,473)              (29,338)            (137,507)
                                                    ----------           ----------           -----------          -----------
CAPITAL SHARE TRANSACTIONS:
    Class IA
      Sold.....................................         34,610              104,412                60,317              188,777
      Issued on reinvestment of
         distributions.........................          7,923               23,683                24,766              117,049
      Redeemed.................................        (93,755)             (87,022)             (107,417)            (216,061)
                                                    ----------           ----------           -----------          -----------
    Total capital share transactions...........        (51,222)              41,073               (22,334)              89,765
                                                    ----------           ----------           -----------          -----------
    Class IB
      Sold.....................................          8,521               24,147                22,644               49,911
      Issued on reinvestment of
         distributions.........................          4,291               11,791                 4,572               20,458
      Redeemed.................................        (25,235)             (48,345)              (26,158)             (51,438)
                                                    ----------           ----------           -----------          -----------
    Total capital share transactions...........        (12,423)             (12,407)                1,058               18,931
                                                    ----------           ----------           -----------          -----------
  Net increase (decrease) from capital share
    transactions...............................        (63,645)              28,666               (21,276)             108,696
                                                    ----------           ----------           -----------          -----------
  Net increase (decrease) in net assets........        (33,312)              18,001               155,808              109,305
NET ASSETS:
  Beginning of period..........................        569,664              551,663             1,301,387            1,192,082
                                                    ----------           ----------           -----------          -----------
  End of period................................     $  536,352           $  569,664           $ 1,457,195          $ 1,301,387
                                                    ==========           ==========           ===========          ===========
Accumulated undistributed (distribution in
  excess of) net investment income (loss)......     $      187           $       75           $       269          $       389
                                                    ==========           ==========           ===========          ===========
SHARES:
    Class IA
      Sold.....................................          2,817                8,271                 1,867                6,073
      Issued on reinvestment of
         distributions.........................            603                1,924                   715                3,934
      Redeemed.................................         (7,517)              (6,928)               (3,378)              (7,054)
                                                    ----------           ----------           -----------          -----------
    Total share activity.......................         (4,097)               3,267                  (796)               2,953
                                                    ----------           ----------           -----------          -----------
    Class IB
      Sold.....................................            690                1,970                   709                1,621
      Issued on reinvestment of
         distributions.........................            331                  969                   133                  693
      Redeemed.................................         (2,030)              (3,908)                 (835)              (1,706)
                                                    ----------           ----------           -----------          -----------
    Total share activity.......................         (1,009)                (969)                    7                  608
                                                    ----------           ----------           -----------          -----------

(AA) Prior to July 27, 2007, the Fund was known as Hartford International Capital Appreciation HLS Fund.

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

                                                                                                  HARTFORD
                  HARTFORD                                HARTFORD                              INTERNATIONAL
                 HIGH YIELD                                 INDEX                                  GROWTH
                  HLS FUND                                HLS FUND                              HLS FUND(AA)
    -------------------------------------   -------------------------------------   -------------------------------------
    FOR THE SIX-MONTH                       FOR THE SIX-MONTH                       FOR THE SIX-MONTH
      PERIOD ENDED        FOR THE YEAR        PERIOD ENDED        FOR THE YEAR        PERIOD ENDED        FOR THE YEAR
      JUNE 30, 2007           ENDED           JUNE 30, 2007           ENDED           JUNE 30, 2007           ENDED
       (UNAUDITED)      DECEMBER 31, 2006      (UNAUDITED)      DECEMBER 31, 2006      (UNAUDITED)      DECEMBER 31, 2006
    -----------------   -----------------   -----------------   -----------------   -----------------   -----------------
       $   26,355          $   51,972          $   14,121          $   29,573          $    6,076          $    4,540
           15,447                (215)             49,203              88,857              99,551              81,528
          (16,817)             23,338              58,303             149,369              (8,354)             73,313
               --                 129                  --                  90                  --                  11
       ----------          ----------          ----------          ----------          ----------          ----------
           24,985              75,224             121,627             267,889              97,273             159,392
       ----------          ----------          ----------          ----------          ----------          ----------
             (647)            (66,340)               (526)            (26,105)                (82)             (4,215)
             (346)            (37,565)                (95)             (3,766)                (54)             (1,218)
               --                  --              (6,156)           (174,313)            (19,530)            (41,640)
               --                  --              (1,167)            (29,239)             (9,696)            (22,639)
       ----------          ----------          ----------          ----------          ----------          ----------
             (993)           (103,905)             (7,944)           (233,423)            (29,362)            (69,712)
       ----------          ----------          ----------          ----------          ----------          ----------
           60,383             129,200              58,344             109,735              68,366             153,015
              647              66,339               6,682             200,417              19,612              45,855
          (53,905)           (149,734)           (206,430)           (443,564)            (45,823)            (50,226)
       ----------          ----------          ----------          ----------          ----------          ----------
            7,125              45,805            (141,404)           (133,412)             42,155             148,644
       ----------          ----------          ----------          ----------          ----------          ----------
           20,759              42,493              43,020              52,154              23,070              55,914
              346              37,565               1,262              33,006               9,750              23,857
          (35,695)            (77,727)            (43,972)            (76,191)            (33,309)            (55,687)
       ----------          ----------          ----------          ----------          ----------          ----------
          (14,590)              2,331                 310               8,969                (489)             24,084
       ----------          ----------          ----------          ----------          ----------          ----------
           (7,465)             48,136            (141,094)           (124,443)             41,666             172,728
       ----------          ----------          ----------          ----------          ----------          ----------
           16,527              19,455             (27,411)            (89,977)            109,577             262,408
          735,852             716,397           1,875,026           1,965,003             877,535             615,127
       ----------          ----------          ----------          ----------          ----------          ----------
       $  752,379          $  735,852          $1,847,615          $1,875,026          $  987,112          $  877,535
       ==========          ==========          ==========          ==========          ==========          ==========
       $   26,352          $      990          $   14,147          $      647          $    5,655          $     (285)
       ==========          ==========          ==========          ==========          ==========          ==========
            6,273              13,188               1,752               3,386               4,657              11,231
               66               7,161                 190               6,466               1,277               3,322
           (5,578)            (15,232)             (6,188)            (13,684)             (3,118)             (3,730)
       ----------          ----------          ----------          ----------          ----------          ----------
              761               5,117              (4,246)             (3,832)              2,816              10,823
       ----------          ----------          ----------          ----------          ----------          ----------
            2,182               4,356               1,302               1,605               1,583               4,145
               36               4,092                  36               1,069                 639               1,741
           (3,736)             (8,001)             (1,327)             (2,360)             (2,281)             (4,149)
       ----------          ----------          ----------          ----------          ----------          ----------
           (1,518)                447                  11                 314                 (59)              1,737
       ----------          ----------          ----------          ----------          ----------          ----------

                   HARTFORD
                 INTERNATIONAL
                 OPPORTUNITIES
                   HLS FUND
     -------------------------------------
     FOR THE SIX-MONTH
       PERIOD ENDED        FOR THE YEAR
       JUNE 30, 2007           ENDED
        (UNAUDITED)      DECEMBER 31, 2006
     -----------------   -----------------
        $   20,333          $   25,004
           192,566             238,839
              (464)            122,374
                --                 314
        ----------          ----------
           212,435             386,531
        ----------          ----------
              (352)            (38,195)
               (84)             (4,186)
           (60,279)           (118,052)
           (13,631)            (28,152)
        ----------          ----------
           (74,346)           (188,585)
        ----------          ----------
           107,090             293,361
            60,631             156,247
          (141,133)           (260,149)
        ----------          ----------
            26,588             189,459
        ----------          ----------
            20,119              56,023
            13,715              32,338
           (46,450)            (68,392)
        ----------          ----------
           (12,616)             19,969
        ----------          ----------
            13,972             209,428
        ----------          ----------
           152,061             407,374
         1,978,426           1,571,052
        ----------          ----------
        $2,130,487          $1,978,426
        ==========          ==========
        $   20,373          $      476
        ==========          ==========
             6,771              19,972
             3,681              10,497
            (8,930)            (17,758)
        ----------          ----------
             1,522              12,711
        ----------          ----------
             1,261               3,767
               827               2,139
            (2,941)             (4,647)
        ----------          ----------
              (853)              1,259
        ----------          ----------

 HARTFORD SERIES FUND, INC. AND HARTFORD HLS SERIES FUND II, INC.

 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                HARTFORD
                                                             INTERNATIONAL                                HARTFORD
                                                             SMALL COMPANY                                 MIDCAP
                                                                HLS FUND                                  HLS FUND
                                                 --------------------------------------    --------------------------------------
                                                 FOR THE SIX-MONTH                         FOR THE SIX-MONTH
                                                   PERIOD ENDED         FOR THE YEAR         PERIOD ENDED         FOR THE YEAR
                                                   JUNE 30, 2007            ENDED            JUNE 30, 2007            ENDED
                                                    (UNAUDITED)       DECEMBER 31, 2006       (UNAUDITED)       DECEMBER 31, 2006
                                                 -----------------    -----------------    -----------------    -----------------
OPERATIONS:
  Net investment income (loss).................     $    2,983           $    3,424           $     2,525          $    29,856
  Net realized gain (loss) on investments,
    futures, options and swap contracts and
    foreign currency transactions..............         46,062               55,194               224,004              430,679
  Net unrealized appreciation (depreciation) of
    investments, futures, options and swap
    contracts and foreign currency
    transactions...............................          1,672               28,897               239,903             (152,452)
  Payment from (to) affiliate..................             --                   11                    --                3,817
                                                    ----------           ----------           -----------          -----------
  Net increase (decrease) in net assets
    resulting from operations..................         50,717               87,526               466,432              311,900
                                                    ----------           ----------           -----------          -----------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income
    Class IA...................................           (232)              (4,903)                 (653)             (27,543)
    Class IB...................................            (90)              (1,571)                  (69)              (2,276)
  From net realized gain on investments
    Class IA...................................         (9,441)             (30,974)              (63,613)            (396,590)
    Class IB...................................         (3,400)             (12,576)               (6,996)             (42,121)
                                                    ----------           ----------           -----------          -----------
    Total distributions........................        (13,163)             (50,024)              (71,331)            (468,530)
                                                    ----------           ----------           -----------          -----------
CAPITAL SHARE TRANSACTIONS:
    Class IA
      Sold.....................................         58,259              106,451               153,157              445,633
      Issued on reinvestment of
         distributions.........................          9,673               35,877                64,266              424,133
      Redeemed.................................        (34,457)             (67,279)             (257,048)            (652,603)
                                                    ----------           ----------           -----------          -----------
    Total capital share transactions...........         33,475               75,049               (39,625)             217,163
                                                    ----------           ----------           -----------          -----------
    Class IB
      Sold.....................................         14,413               30,387                36,098               51,477
      Issued on reinvestment of
         distributions.........................          3,490               14,147                 7,065               44,397
      Redeemed.................................        (19,237)             (31,043)              (36,456)             (60,075)
                                                    ----------           ----------           -----------          -----------
    Total capital share transactions...........         (1,334)              13,491                 6,707               35,799
                                                    ----------           ----------           -----------          -----------
  Net increase (decrease) from capital share
    transactions...............................         32,141               88,540               (32,918)             252,962
                                                    ----------           ----------           -----------          -----------
  Net increase (decrease) in net assets........         69,695              126,042               362,183               96,332
NET ASSETS:
  Beginning of period..........................        411,911              285,869             2,880,970            2,784,638
                                                    ----------           ----------           -----------          -----------
  End of period................................     $  481,606           $  411,911           $ 3,243,153          $ 2,880,970
                                                    ==========           ==========           ===========          ===========
Accumulated undistributed (distribution in
  excess of) net investment income (loss)......     $    2,495           $     (166)          $     2,525          $       722
                                                    ==========           ==========           ===========          ===========
SHARES:
    Class IA
      Sold.....................................          3,273                6,405                 5,224               15,118
      Issued on reinvestment of
         distributions.........................            525                2,185                 2,061               15,588
      Redeemed.................................         (1,939)              (4,079)               (8,834)             (22,208)
                                                    ----------           ----------           -----------          -----------
    Total share activity.......................          1,859                4,511                (1,549)               8,498
                                                    ----------           ----------           -----------          -----------
    Class IB
      Sold.....................................            809                1,839                 1,226                1,740
      Issued on reinvestment of
         distributions.........................            191                  868                   229                1,645
      Redeemed.................................         (1,088)              (1,924)               (1,271)              (2,054)
                                                    ----------           ----------           -----------          -----------
    Total share activity.......................            (88)                 783                   184                1,331
                                                    ----------           ----------           -----------          -----------

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

                  HARTFORD                                HARTFORD                                HARTFORD
                MIDCAP VALUE                            MONEY MARKET                         MORTGAGE SECURITIES
                  HLS FUND                                HLS FUND                                HLS FUND
    -------------------------------------   -------------------------------------   -------------------------------------
    FOR THE SIX-MONTH                       FOR THE SIX-MONTH                       FOR THE SIX-MONTH
      PERIOD ENDED        FOR THE YEAR        PERIOD ENDED        FOR THE YEAR        PERIOD ENDED        FOR THE YEAR
      JUNE 30, 2007           ENDED           JUNE 30, 2007           ENDED           JUNE 30, 2007           ENDED
       (UNAUDITED)      DECEMBER 31, 2006      (UNAUDITED)      DECEMBER 31, 2006      (UNAUDITED)      DECEMBER 31, 2006
    -----------------   -----------------   -----------------   -----------------   -----------------   -----------------
       $    2,778          $    7,202          $   48,316          $   81,038          $   13,159          $   27,043
           84,972             164,735                   9                   1              (2,921)             (2,723)
           82,934               6,621                  --                  --              (4,882)              1,050
               --                 980                  --                  --                  --                  --
       ----------          ----------          ----------          ----------          ----------          ----------
          170,684             179,538              48,325              81,039               5,356              25,370
       ----------          ----------          ----------          ----------          ----------          ----------
              (93)             (6,285)            (40,340)            (67,958)               (654)            (43,331)
              (55)             (1,991)             (7,976)            (13,080)               (225)            (14,091)
         (109,299)            (92,107)                 (7)                 (1)                 --                  --
          (55,383)            (48,772)                 (2)                 --                  --                  --
       ----------          ----------          ----------          ----------          ----------          ----------
         (164,830)           (149,155)            (48,325)            (81,039)               (879)            (57,422)
       ----------          ----------          ----------          ----------          ----------          ----------
            5,529              19,777             956,254           1,780,507              20,193              39,710
          109,392              98,391              40,174              68,099                 654              43,331
          (70,901)           (138,205)           (749,558)         (1,644,009)            (50,160)           (109,527)
       ----------          ----------          ----------          ----------          ----------          ----------
           44,020             (20,037)            246,870             204,597             (29,313)            (26,486)
       ----------          ----------          ----------          ----------          ----------          ----------
              526               1,563             194,693             300,900               4,997              10,303
           55,438              50,762               7,944              13,111                 225              14,091
          (39,651)            (83,326)           (142,257)           (258,125)            (15,301)            (42,979)
       ----------          ----------          ----------          ----------          ----------          ----------
           16,313             (31,001)             60,380              55,886             (10,079)            (18,585)
       ----------          ----------          ----------          ----------          ----------          ----------
           60,333             (51,038)            307,250             260,483             (39,392)            (45,071)
       ----------          ----------          ----------          ----------          ----------          ----------
           66,187             (20,655)            307,250             260,483             (34,915)            (77,123)
        1,092,240           1,112,895           1,878,359           1,617,876             543,508             620,631
       ----------          ----------          ----------          ----------          ----------          ----------
       $1,158,427          $1,092,240          $2,185,609          $1,878,359          $  508,593          $  543,508
       ==========          ==========          ==========          ==========          ==========          ==========
       $    2,777          $      147          $       --          $       --          $   13,159          $      879
       ==========          ==========          ==========          ==========          ==========          ==========
              354               1,405             956,254           1,780,507               1,851               3,523
            7,679               7,830              40,174              68,099                  60               3,999
           (4,625)             (9,824)           (749,558)         (1,644,009)             (4,589)             (9,703)
       ----------          ----------          ----------          ----------          ----------          ----------
            3,408                (589)            246,870             204,597              (2,678)             (2,181)
       ----------          ----------          ----------          ----------          ----------          ----------
               34                 112             194,693             300,900                 462                 924
            3,912               4,068               7,944              13,111                  21               1,310
           (2,592)             (5,951)           (142,257)           (258,125)             (1,411)             (3,832)
       ----------          ----------          ----------          ----------          ----------          ----------
            1,354              (1,771)             60,380              55,886                (928)             (1,598)
       ----------          ----------          ----------          ----------          ----------          ----------

                   HARTFORD
                 SMALL COMPANY
                   HLS FUND
     -------------------------------------
     FOR THE SIX-MONTH
       PERIOD ENDED        FOR THE YEAR
       JUNE 30, 2007           ENDED
        (UNAUDITED)      DECEMBER 31, 2006
     -----------------   -----------------
        $     (721)         $    2,224
           121,408             280,208
            51,960            (107,789)
             3,000               1,839
        ----------          ----------
           175,647             176,482
        ----------          ----------
                --              (1,995)
                --                (310)
           (47,064)           (166,251)
           (12,859)            (46,960)
        ----------          ----------
           (59,923)           (215,516)
        ----------          ----------
           133,698             351,795
            47,064             168,246
          (127,303)           (372,191)
        ----------          ----------
            53,459             147,850
        ----------          ----------
            44,247             127,914
            12,859              47,270
           (44,450)            (77,994)
        ----------          ----------
            12,656              97,190
        ----------          ----------
            66,115             245,040
        ----------          ----------
           181,839             206,006
         1,443,587           1,237,581
        ----------          ----------
        $1,625,426          $1,443,587
        ==========          ==========
        $    2,279          $       --
        ==========          ==========
             6,614              17,120
             2,267               8,874
            (6,310)            (17,994)
        ----------          ----------
             2,571               8,000
        ----------          ----------
             2,239               6,160
               632               2,541
            (2,246)             (3,776)
        ----------          ----------
               625               4,925
        ----------          ----------

 HARTFORD SERIES FUND, INC. AND HARTFORD HLS SERIES FUND II, INC.

 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                HARTFORD                                  HARTFORD
                                                            SMALLCAP GROWTH                                STOCK
                                                                HLS FUND                                  HLS FUND
                                                 --------------------------------------    --------------------------------------
                                                 FOR THE SIX-MONTH                         FOR THE SIX-MONTH
                                                   PERIOD ENDED         FOR THE YEAR         PERIOD ENDED         FOR THE YEAR
                                                   JUNE 30, 2007            ENDED            JUNE 30, 2007            ENDED
                                                    (UNAUDITED)       DECEMBER 31, 2006       (UNAUDITED)       DECEMBER 31, 2006
                                                 -----------------    -----------------    -----------------    -----------------
OPERATIONS:
  Net investment income (loss).................     $    1,632           $    3,507           $    27,425          $    65,537
  Net realized gain (loss) on investments,
    futures, options and swap contracts and
    foreign currency transactions..............         48,717               69,364               451,822              646,070
  Net unrealized appreciation (depreciation) of
    investments, futures, options and swap
    contracts and foreign currency
    transactions...............................         38,069              (13,942)               29,368               (4,441)
  Payment from (to) affiliate..................             --                 (229)                   --                5,820
                                                    ----------           ----------           -----------          -----------
  Net increase (decrease) in net assets
    resulting from operations..................         88,418               58,700               508,615              712,986
                                                    ----------           ----------           -----------          -----------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income
    Class IA...................................             --               (2,690)               (3,641)             (57,414)
    Class IB...................................             --                 (351)                 (611)              (7,809)
  From net realized gain on investments
    Class IA...................................         (1,772)             (49,201)              (90,665)            (250,786)
    Class IB...................................           (646)             (18,032)              (15,397)             (42,418)
                                                    ----------           ----------           -----------          -----------
    Total distributions........................         (2,418)             (70,274)             (110,314)            (358,427)
                                                    ----------           ----------           -----------          -----------
CAPITAL SHARE TRANSACTIONS:
    Class IA
      Sold.....................................         25,028              167,604                56,243              162,487
      Issued on reinvestment of
         distributions.........................          1,772               51,890                94,306              308,200
      Redeemed.................................        (89,305)            (171,018)             (511,552)          (1,065,093)
                                                    ----------           ----------           -----------          -----------
    Total capital share transactions...........        (62,505)              48,476              (361,003)            (594,406)
                                                    ----------           ----------           -----------          -----------
    Class IB
      Sold.....................................         11,838               79,810                11,713               33,536
      Issued on reinvestment of
         distributions.........................            646               18,383                16,008               50,227
      Redeemed.................................        (37,013)             (91,120)              (86,133)            (144,888)
                                                    ----------           ----------           -----------          -----------
    Total capital share transactions...........        (24,529)               7,073               (58,412)             (61,125)
                                                    ----------           ----------           -----------          -----------
  Net increase (decrease) from capital share
    transactions...............................        (87,034)              55,549              (419,415)            (655,531)
                                                    ----------           ----------           -----------          -----------
  Net increase (decrease) in net assets........         (1,034)              43,975               (21,114)            (300,972)
NET ASSETS:
  Beginning of period..........................      1,020,002              976,027             5,256,803            5,557,775
                                                    ----------           ----------           -----------          -----------
  End of period................................     $1,018,968           $1,020,002           $ 5,235,689          $ 5,256,803
                                                    ==========           ==========           ===========          ===========
Accumulated undistributed (distribution in
  excess of) net investment income (loss)......     $    1,632           $       --           $    27,425          $     4,252
                                                    ==========           ==========           ===========          ===========
SHARES:
    Class IA
      Sold.....................................          1,150                7,759                 1,034                3,194
      Issued on reinvestment of
         distributions.........................             77                2,481                 1,632                5,888
      Redeemed.................................         (4,112)              (8,077)               (9,362)             (20,812)
                                                    ----------           ----------           -----------          -----------
    Total share activity.......................         (2,885)               2,163                (6,696)             (11,730)
                                                    ----------           ----------           -----------          -----------
    Class IB
      Sold.....................................            547                3,701                   215                  656
      Issued on reinvestment of
         distributions.........................             29                  881                   278                  962
      Redeemed.................................         (1,718)              (4,435)               (1,572)              (2,835)
                                                    ----------           ----------           -----------          -----------
    Total share activity.......................         (1,142)                 147                (1,079)              (1,217)
                                                    ----------           ----------           -----------          -----------

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

                                                          HARTFORD
                  HARTFORD                             U.S. GOVERNMENT                            HARTFORD
              TOTAL RETURN BOND                          SECURITIES                                 VALUE
                  HLS FUND                                HLS FUND                                HLS FUND
    -------------------------------------   -------------------------------------   -------------------------------------
    FOR THE SIX-MONTH                       FOR THE SIX-MONTH                       FOR THE SIX-MONTH
      PERIOD ENDED        FOR THE YEAR        PERIOD ENDED        FOR THE YEAR        PERIOD ENDED        FOR THE YEAR
      JUNE 30, 2007           ENDED           JUNE 30, 2007           ENDED           JUNE 30, 2007           ENDED
       (UNAUDITED)      DECEMBER 31, 2006      (UNAUDITED)      DECEMBER 31, 2006      (UNAUDITED)      DECEMBER 31, 2006
    -----------------   -----------------   -----------------   -----------------   -----------------   -----------------
       $  108,159          $  185,710          $   25,699          $   41,615          $    2,739          $    4,580
          (18,260)            (23,745)            (10,491)             (8,996)              9,378              36,922
          (61,835)             22,008              (5,600)              4,926              24,588              30,229
               --                 107                  --                  --                  --                  33
       ----------          ----------          ----------          ----------          ----------          ----------
           28,064             184,080               9,608              37,545              36,705              71,764
       ----------          ----------          ----------          ----------          ----------          ----------
           (3,076)           (146,134)            (31,893)            (22,204)               (216)             (3,189)
           (1,022)            (46,861)            (10,663)            (10,055)               (116)             (1,169)
               --                (400)                 --                  --             (24,477)             (6,002)
               --                (149)                 --                  --             (12,189)             (3,835)
       ----------          ----------          ----------          ----------          ----------          ----------
           (4,098)           (193,544)            (42,556)            (32,259)            (36,998)            (14,195)
       ----------          ----------          ----------          ----------          ----------          ----------
          329,211             692,109             130,263             263,885              33,880              87,474
            3,076             146,535              31,893              22,204              24,693               9,192
         (163,935)           (533,586)            (41,748)           (169,642)            (36,949)            (48,293)
       ----------          ----------          ----------          ----------          ----------          ----------
          168,352             305,058             120,408             116,447              21,624              48,373
       ----------          ----------          ----------          ----------          ----------          ----------
           83,939             114,885              16,755              31,121              11,693              27,688
            1,022              47,010              10,663              10,055              12,305               5,003
          (85,674)           (189,475)            (25,729)            (75,234)            (23,564)            (35,942)
       ----------          ----------          ----------          ----------          ----------          ----------
             (713)            (27,580)              1,689             (34,058)                434              (3,251)
       ----------          ----------          ----------          ----------          ----------          ----------
          167,639             277,478             122,097              82,389              22,058              45,122
       ----------          ----------          ----------          ----------          ----------          ----------
          191,605             268,014              89,149              87,675              21,765             102,691
        4,081,729           3,813,715           1,002,602             914,927             426,117             323,426
       ----------          ----------          ----------          ----------          ----------          ----------
       $4,273,334          $4,081,729          $1,091,751          $1,002,602          $  447,882          $  426,117
       ==========          ==========          ==========          ==========          ==========          ==========
       $  108,700          $    4,639          $   25,699          $   42,556          $    2,739          $      332
       ==========          ==========          ==========          ==========          ==========          ==========
           28,996              61,030              11,636              23,908               2,514               7,229
              272              13,029               2,960               2,082               1,853                 773
          (14,431)            (47,107)             (3,726)            (15,347)             (2,745)             (4,040)
       ----------          ----------          ----------          ----------          ----------          ----------
           14,837              26,952              10,870              10,643               1,622               3,962
       ----------          ----------          ----------          ----------          ----------          ----------
            7,432              10,191               1,506               2,843                 869               2,289
               91               4,198                 993                 946                 926                 427
           (7,574)            (16,792)             (2,307)             (6,870)             (1,745)             (2,997)
       ----------          ----------          ----------          ----------          ----------          ----------
              (51)             (2,403)                192              (3,081)                 50                (281)
       ----------          ----------          ----------          ----------          ----------          ----------


                   HARTFORD
              VALUE OPPORTUNITIES
                   HLS FUND
     -------------------------------------
     FOR THE SIX-MONTH
       PERIOD ENDED        FOR THE YEAR
       JUNE 30, 2007           ENDED
        (UNAUDITED)      DECEMBER 31, 2006
     -----------------   -----------------
        $    4,800          $    7,275
            38,138              46,699
            26,201              47,434
                --                 280
        ----------          ----------
            69,139             101,688
        ----------          ----------
              (259)             (5,905)
               (86)             (1,488)
            (9,230)            (51,405)
            (2,887)            (18,120)
        ----------          ----------
           (12,462)            (76,918)
        ----------          ----------
            60,041             124,587
             9,489              57,311
           (48,106)            (81,630)
        ----------          ----------
            21,424             100,268
        ----------          ----------
            19,339              30,780
             2,973              19,607
           (22,597)            (44,699)
        ----------          ----------
              (285)              5,688
        ----------          ----------
            21,139             105,956
        ----------          ----------
            77,816             130,726
           672,799             542,073
        ----------          ----------
        $  750,615          $  672,799
        ==========          ==========
        $    4,800          $      345
        ==========          ==========
             2,887               6,343
               438               3,023
            (2,309)             (4,203)
        ----------          ----------
             1,016               5,163
        ----------          ----------
               934               1,570
               138               1,042
            (1,092)             (2,322)
        ----------          ----------
               (20)                290
        ----------          ----------

 HARTFORD SERIES FUND, INC. AND HARTFORD HLS SERIES FUND II, INC.

 NOTES TO FINANCIAL STATEMENTS
 JUNE 30, 2007 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------
1.  ORGANIZATION:

    The Hartford HLS Funds serve as underlying investment vehicles for certain variable annuity and variable life insurance separate accounts of Hartford Life Insurance Company ("HLIC") and its affiliates and certain qualified retirement plans. Certain Hartford HLS Funds may also serve as underlying investment options for certain variable annuity and variable life separate accounts of other insurance companies. Owners of variable annuity contracts and policyholders of variable life insurance contracts may choose the funds permitted in the accompanying variable insurance contract prospectus. In addition, participants in certain qualified retirement plans may choose the funds permitted by their plans.

    Hartford Series Fund, Inc. is comprised of twenty-six portfolios; each a "Fund" or together the "Funds" (they are Hartford Advisers HLS Fund, Hartford Capital Appreciation HLS Fund, Hartford Disciplined Equity HLS Fund, Hartford Dividend and Growth HLS Fund, Hartford Equity Income HLS Fund, Hartford Fundamental Growth HLS Fund, Hartford Global Advisers HLS Fund, Hartford Global Communications HLS Fund, Hartford Global Financial Services HLS Fund, Hartford Global Growth HLS Fund, Hartford Global Health HLS Fund, Hartford Global Technology HLS Fund, Hartford Growth HLS Fund, Hartford High Yield HLS Fund, Hartford Index HLS Fund, Hartford International Growth HLS Fund, Hartford International Opportunities HLS Fund, Hartford International Small Company HLS Fund, Hartford MidCap HLS Fund, Hartford MidCap Value HLS Fund, Hartford Money Market HLS Fund, Hartford Mortgage Securities HLS Fund, Hartford Small Company HLS Fund, Hartford Stock HLS Fund, Hartford Total Return Bond HLS Fund and Hartford Value HLS Fund) and Hartford HLS Series Fund II, Inc. is comprised of eight portfolios, four are included in these financial statements, each a "Fund" or together the "Funds" (they are Hartford Growth Opportunities HLS Fund, Hartford SmallCap Growth HLS Fund, Hartford U.S. Government Securities HLS Fund and Hartford Value Opportunities HLS Fund) (the "Companies"). The Companies are organized under the laws of the State of Maryland and are registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended ("1940 Act"), as diversified open-end management investment companies, except for Hartford Global Communications HLS Fund, Hartford Global Financial Services HLS Fund, Hartford Global Health HLS Fund and Hartford Global Technology HLS Fund, which are non-diversified.

    Each Fund is divided into Class IA and Class IB shares. Each class is offered at net asset value without a sales charge and is subject to the same expenses, except that the Class IB shares are subject to distribution fees charged pursuant to Distributions and Service Plans. These Distribution and Service Plans have been adopted in accordance with Rule 12b-1 of the 1940 Act.

    Prior to July 27, 2007, Hartford Fundamental Growth HLS Fund was known as Hartford Focus HLS Fund, Hartford Global Growth HLS Fund was known as Hartford Global Leaders HLS Fund and Hartford International Growth HLS Fund was known as Hartford International Capital Appreciation HLS Fund.

    Indemnifications: Under the Companies' organizational documents, their directors and officers are indemnified against certain liabilities arising out of the performance of their duties to the Companies. In addition, the Companies, on behalf of the Funds, enter into contracts that contain a variety of indemnifications. The Funds' maximum exposure under these arrangements is unknown. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

2.  SIGNIFICANT ACCOUNTING POLICIES:

    The following is a summary of significant accounting policies of the Funds, which are in accordance with U.S. generally accepted accounting principles in the investment company industry:

    a) Security Transactions -- Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Security gains and losses are determined on the basis of identified cost. Trade date for senior floating rate interests purchased in the primary market is considered the date on which the loan allocations are determined. Trade date for senior floating rate interests purchased in the secondary market is the date on which the transaction is entered into.

    b) Security Valuation and Investment Income -- Except for Hartford Money Market HLS Fund, the Funds generally use market prices in valuing portfolio securities. If market quotations are not readily available or are deemed unreliable, a Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of that Fund's Board of Directors. Market prices may be deemed unreliable, for example, if a security is thinly traded or if an event has occurred after the close of the exchange on which a portfolio security is principally traded but before the close of the New York Stock Exchange (the "Exchange") (normally 4:00 p.m. Eastern Time, referred to as the "Valuation Time") that is expected to affect the value of the portfolio security. The circumstances in which a Fund may use fair value pricing include, among others: (i) the occurrence of events that are significant to a particular issuer, such as mergers, restructuring or defaults; (ii) the occurrence of events that are significant to an entire market, such as natural disasters in a particular region or governmental actions; (iii) trading restrictions on securities; (iv) thinly traded securities and (v) market events such as trading halts and early market closings. In addition, with respect to the valuation of securities principally traded on foreign markets, each Fund uses a fair value pricing service approved by that Fund's Board of Directors which employs quantitative models to adjust for "stale" prices caused by the movement of other markets and other factors occurring after the close of the foreign markets but before the close of the Exchange. Securities that are principally traded on foreign markets may trade on days that are not business days of the Funds. Because the NAV of each Fund's shares is determined only on business days of the Funds, the value of the portfolio securities of a Fund that invests in foreign securities may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Funds may cause the net asset value of their respective shares to differ significantly from the net asset value that would have been calculated using market prices at the close of the exchange on which a portfolio security is principally traded but before the close of the Exchange. There can be no assurance that any Fund could obtain the fair value assigned to a security if the Fund were to sell the security at approximately the time at which that Fund determines its NAV per share.

--------------------------------------------------------------------------------

        Debt securities (other than short-term investments and senior floating rate interests), held by the Fund are valued on the basis of valuations furnished by an unaffiliated pricing service which determines valuations for normal institutional size trading units of debt securities. Senior floating rate interests generally trade in over-the-counter markets and are priced through an unaffiliated pricing service utilizing independent market quotations from loan dealers of financial institutions. Securities for which prices are not available from an independent pricing service, but where an active market exists, are valued using market quotations obtained from one or more dealers that make markets in the securities or from a widely-used quotation system in accordance with procedures established by that Fund's Board of Directors. Generally, each Fund may use fair valuation in regards to debt securities when a Fund holds defaulted or distressed securities or securities in a company in which reorganization is pending. Short-term investments with a maturity of more than 60 days when purchased are valued based on market quotations until the remaining days to maturity become less than 61 days. Hartford Money Market HLS Fund's investments and investments that mature in 60 days or less are valued at amortized cost, which approximates market value.

        Exchange traded equity securities shall be valued at the last reported sale price on the exchange or market on which the security is primarily traded (the "Primary Market") at the Valuation Time. If the security did not trade on the Primary Market, it may be valued at the Valuation Time at the last reported sale price on another exchange where it trades. The value of an equity security not traded on any exchange but traded on the Nasdaq Stock Market, Inc. System ("Nasdaq") or another over-the-counter ("OTC") market shall be valued at the last reported sale price or official closing price on the exchange or market on which the security is traded as of the Valuation Time. If it is not possible to determine the last reported sale price or official closing price on the relevant exchange or market at the Valuation Time, the value of the security shall be taken to be the most recent bid quotation on such exchange or market at the Valuation Time.

        Securities of foreign issuers and non-dollar securities are translated from the local currency into U.S. dollars using prevailing exchange rates.

        Options contracts on securities, currencies, indexes, futures contracts, commodities and other instruments shall be valued at their most recent sales price at the Valuation Time on the Primary Market on which the instrument is traded. If the instrument did not trade on the Primary Market, it may be valued at the most recent sales price at the Valuation Time on another exchange or market where it did trade.

        Futures contracts shall be valued at the final settlement price reported by the applicable futures exchange. If there were no trades as of the valuation day, then the contract shall be valued at the closing bid price as of the Valuation Time.

        Financial instruments for which prices are not available from an independent pricing service, but where an active market exists, are valued using market quotations obtained from one or more dealers that make markets in securities or from a widely-used quotation system in accordance with procedures established by that Fund's Board of Directors.

        A forward currency contract shall be valued based on the price of the underlying currency at the prevailing interpolated exchange rate, which is a combination of the spot currency rate and the forward currency rate. Spot currency rates and forward currency rates are obtained from an independent pricing service on a daily basis not more than one hour before the Valuation Time. In the event that the applicable pricing service cannot provide the spot currency rates and forward currency rates in a timely fashion, such rates may be obtained from a widely-used quotation system in accordance with procedures established by that Fund's Board of Directors.

        Swaps and other derivative or contractual type instruments shall be valued using market prices if such instruments trade on an exchange or market. If such instruments do not trade on an exchange or market, such instruments shall be valued at a price at which the counterparty to such contract would repurchase the instrument. In the event that the counterparty cannot provide a price, such valuation may be determined in accordance with procedures established by the Fund's Board of Directors.

        Dividend income is accrued as of the ex-dividend date, except that certain dividends for foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the dividend in the exercise of reasonable diligence. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis. Income and capital gain distributions from Underlying Funds are recorded on ex-dividend date.

    c) Foreign Currency Transactions -- The accounting records of the Funds are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at the prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

        The Funds do not isolate that portion of portfolio security valuation resulting from fluctuations in the foreign currency exchange rates on portfolio securities from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

        Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

    d) Securities Lending -- The Funds, except for Hartford Money Market HLS Fund, may lend their securities to certain qualified brokers who pay these Funds negotiated lender fees. The loans are fully collateralized at all times with cash, and/or U.S. Government Securities and/or repurchase agreements. The cash collateral is then invested in short-term money market instruments. The repurchase agreements are fully collateralized by U. S. Government Securities. The adequacy of the collateral for securities on loan is monitored on a daily basis. For instances where the market value of collateral falls below the market value of the securities out on loan, such collateral is supplemented on the following day. As with other extensions of credit, these Funds may bear the risk of delay in recovery of loaned securities or even loss of rights in the collateral should the borrower of the securities fail financially.

 HARTFORD SERIES FUND, INC. AND HARTFORD HLS SERIES FUND II, INC.

 JUNE 30, 2007 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

    e) Joint Trading Account -- Pursuant to an exemptive order issued by the SEC, the Funds may transfer uninvested cash balances into a joint trading account managed by Hartford Investment Management Company ("Hartford Investment Management") a wholly-owned subsidiary of The Hartford Financial Services Group, Inc., ("The Hartford") or Wellington Management Company LLP ("Wellington"). These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

    f) Repurchase Agreements -- A repurchase agreement is an agreement by which the seller of a security agrees to repurchase the security sold at a mutually agreed upon time and price. At the time the Funds enter into a repurchase agreement, the value of the underlying collateral security
        (ies), including accrued interest, will be equal to or exceed the value of the repurchase agreement. Securities that serve to collateralize the repurchase agreement are held by each Fund's custodian in book entry or physical form in the custodial account of the Funds or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest receivable.

    g) Reverse Repurchase Agreements -- Each Fund, except Hartford Index HLS Fund, may also enter into reverse repurchase agreements. Reverse repurchase agreements involve sales by a Fund of portfolio assets concurrently with an agreement by a Fund to repurchase the same assets at a later date at a fixed price. Reverse repurchase agreements carry the risk that the market value of the securities which a Fund is obligated to repurchase may decline below the repurchase price. A reverse repurchase agreement is viewed as a collateralized borrowing by a Fund. Borrowing magnifies the potential for gain or loss on the portfolio securities of a Fund and, therefore, increases the possibility of fluctuation in a Fund's net asset value. As of June 30, 2007, the Funds had no outstanding reverse repurchase agreements.

    h) Futures and Options Transactions -- Certain Funds may invest in futures and options contracts in order to gain exposure to or protect against changes in the market. A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date. When the Funds enter into futures contracts, they are required to deposit with a futures commission merchant an amount of "initial margin" of cash, commercial paper or U.S. Treasury Bills. Subsequent payments, called maintenance margin, to and from the broker, are made on a daily basis as the price of the underlying security fluctuates, making the long and short positions in the futures contract more or less valuable (i.e., mark-to-market), which results in an unrealized gain or loss to the Funds.

        At any time prior to the expiration of the futures contract, a Fund may close the position by taking an opposite position, which would effectively terminate the position in the futures contract. A final determination of maintenance margin is then made, additional cash is required to be paid by or released to the Fund and the Fund realizes a gain or loss.

        The use of futures contracts involve elements of market risk, which may exceed the amounts recognized in the Statements of Assets and Liabilities. Changes in the value of the futures contracts may decrease the effectiveness of the Funds' strategies and potentially result in loss. Certain Funds, as shown on the Schedules of Investments, had outstanding futures contracts as of June 30, 2007.

        The premium paid by a Fund for the purchase of a call or put option is included in the Funds' Statements of Assets and Liabilities as an investment and subsequently "marked-to-market" through net unrealized appreciation (depreciation) of options to reflect the current market value of the option as of the end of the reporting period.

        The Funds may write covered options. "Covered" means that so long as a Fund is obligated as the writer of an option, it will own either the underlying securities or currency or an option to purchase or sell the same underlying securities or currency having an expiration date of the covered option and an exercise price equal to or less than the exercise price of the covered option, or will establish or maintain with its custodian for the term of the option a "segregated account" consisting of cash or other liquid securities having a value equal to or greater than the fluctuating market value of the option securities or currencies. A Fund receives a premium for writing a call or put option, which is recorded on the Funds' Statements of Assets and Liabilities and subsequently "marked-to-market" through net unrealized appreciation (depreciation) of options. There is a risk of loss from a change in the value of such options, which may exceed the related premiums received. Transactions involving written option contracts for the Funds during the six-month period ended June 30, 2007, are summarized below:

                                                                       HARTFORD CAPITAL APPRECIATION HLS FUND
                                                                      OPTION CONTRACTS ACTIVITY DURING THE SIX-
                                                                          MONTH PERIOD ENDED JUNE 30, 2007
                                                                      -----------------------------------------
        CALL OPTIONS WRITTEN DURING THE PERIOD                        NUMBER OF CONTRACTS*     PREMIUM AMOUNTS
        --------------------------------------                        ---------------------    ----------------
        Beginning of the period.....................................             --                $    --
        Written.....................................................          4,596                  1,055
        Expired.....................................................             --                     --
        Closed......................................................         (4,596)                (1,055)
        Exercised...................................................             --                     --
                                                                             ------                -------
        End of the period...........................................             --                $    --
                                                                             ------                -------

--------------------------------------------------------------------------------

                                                                       HARTFORD DISCIPLINED EQUITY HLS FUND
                                                                       OPTION CONTRACTS ACTIVITY DURING THE
                                                                       SIX-MONTH PERIOD ENDED JUNE 30, 2007
                                                                      ---------------------------------------
        CALL OPTIONS WRITTEN DURING THE PERIOD                        NUMBER OF CONTRACTS*    PREMIUM AMOUNTS
        --------------------------------------                        --------------------    ---------------
        Beginning of the period.....................................          2,522                $ 208
        Written.....................................................         13,883                  991
        Expired.....................................................         (7,124)                (475)
        Closed......................................................         (6,595)                (436)
        Exercised...................................................           (547)                 (27)
                                                                             ------                -----
        End of the period...........................................          2,139                $ 261
                                                                             ------                -----

                                                                       HARTFORD DISCIPLINED EQUITY HLS FUND
                                                                       OPTION CONTRACTS ACTIVITY DURING THE
                                                                       SIX-MONTH PERIOD ENDED JUNE 30, 2007
                                                                      ---------------------------------------
        PUT OPTIONS WRITTEN DURING THE PERIOD                         NUMBER OF CONTRACTS*    PREMIUM AMOUNTS
        -------------------------------------                         --------------------    ---------------
        Beginning of the period.....................................             --                $  --
        Written.....................................................          7,036                  449
        Expired.....................................................         (2,333)                (182)
        Closed......................................................           (885)                (114)
        Exercised...................................................             --                   --
                                                                             ------                -----
        End of the period...........................................          3,818                $ 153
                                                                             ------                -----

        * The number of contracts does not omit 000's.

    i) Forward Foreign Currency Contracts -- At June 30, 2007, certain Funds, as shown in the Schedules of Investments, entered into forward foreign currency contracts that obligate the Funds to repurchase/replace or sell currencies at specified future dates. The Funds enter into forward foreign currency contracts to hedge against adverse fluctuations in exchange rates between currencies.

        Forward foreign currency contracts involve elements of market risk in excess of the amount reflected in the Statements of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar.

    j) Indexed Securities -- The Funds may invest in indexed securities whose values are linked to changes in interest rates, indices, or other underlying instruments. The Funds use these securities to increase or decrease their exposure to different underlying instruments and to gain exposure to markets that might be difficult to invest in using conventional securities. Indexed securities may be more volatile than their underlying instruments, but any loss is limited to the amount of the original investment and there may be a limit to the potential appreciation of the investment. Certain Funds had investments in indexed securities, as of June 30, 2007, as shown in the Schedules of Investments under Exchange Traded Funds.

    k) (1) Federal Income Taxes -- For federal income tax purposes, the Funds intend to continue to qualify as regulated investment companies under Subchapter M of the Internal Revenue Code (IRC) by distributing substantially all of their taxable net investment income and net realized capital gains to their shareholders and otherwise complying with the requirements of regulated investment companies. The Funds have distributed substantially all of their income and capital gains in prior years and each Fund intends to distribute substantially all of its income and gains prior to the next fiscal year end. Accordingly, no provision for federal income taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

    k) (2) The tax character of distributions paid for the periods indicated is as follows (as adjusted for dividends payable):

                                                                FOR THE YEAR ENDED                  FOR THE YEAR ENDED
                                                                 DECEMBER 31, 2006                   DECEMBER 31, 2005
                                                             -------------------------    ---------------------------------------
                                                             ORDINARY      LONG-TERM      ORDINARY      LONG-TERM      TAX RETURN
        FUND                                                  INCOME     CAPITAL GAINS     INCOME     CAPITAL GAINS    OF CAPITAL
        ----                                                 --------    -------------    --------    -------------    ----------
        Hartford Advisers HLS Fund.........................  $515,345     $  282,069      $471,157     $  250,471       $138,672
        Hartford Capital Appreciation HLS Fund.............   787,497      1,177,329       340,357      1,659,106             --
        Hartford Disciplined Equity HLS Fund...............    17,225             --        14,155             --             --
        Hartford Dividend and Growth HLS Fund..............   138,240        486,777       149,221        242,526             --
        Hartford Equity Income HLS Fund....................     7,996            787         4,870             --             --
        Hartford Fundamental Growth HLS Fund...............     3,929          3,223         2,083          2,526             --
        Hartford Global Advisers HLS Fund..................    17,582          6,391        14,813             --             --
        Hartford Global Communications HLS Fund............     1,350          3,813         1,031             68             --
        Hartford Global Financial Services HLS Fund........     1,063          1,043         1,163             36             --
        Hartford Global Growth HLS Fund....................    29,720         44,208         8,693             --             --
        Hartford Global Health HLS Fund....................    22,014         39,823         7,034         22,013             --
        Hartford Global Technology HLS Fund................        --             --           286             --             --

 HARTFORD SERIES FUND, INC. AND HARTFORD HLS SERIES FUND II, INC.

 JUNE 30, 2007 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                FOR THE YEAR ENDED                  FOR THE YEAR ENDED
                                                                 DECEMBER 31, 2006                   DECEMBER 31, 2005
                                                             -------------------------    ---------------------------------------
                                                             ORDINARY      LONG-TERM      ORDINARY      LONG-TERM      TAX RETURN
        FUND                                                  INCOME     CAPITAL GAINS     INCOME     CAPITAL GAINS    OF CAPITAL
        ----                                                 --------    -------------    --------    -------------    ----------
        Hartford Growth HLS Fund...........................  $  2,054     $   33,419      $  4,299     $   15,645       $     --
        Hartford Growth Opportunities HLS Fund.............    48,149         89,358         1,991         73,463             --
        Hartford High Yield HLS Fund.......................   103,905             --        48,629             --             --
        Hartford Index HLS Fund............................    30,059        203,364        37,778         63,847             --
        Hartford International Growth HLS Fund.............    47,161         22,551        23,969          6,376             --
        Hartford International Opportunities HLS Fund......   109,112         79,473            --             --             --
        Hartford International Small Company HLS Fund......    32,458         17,566        27,716          8,311             --
        Hartford MidCap HLS Fund...........................    65,602        402,928        56,232        332,889             --
        Hartford MidCap Value HLS Fund.....................    49,607         99,548        48,142         62,300             --
        Hartford Money Market HLS Fund.....................    81,039             --        45,001             --             --
        Hartford Mortgage Securities HLS Fund..............    57,422             --        26,865             --             --
        Hartford Small Company HLS Fund....................    32,940        182,576            --             --             --
        Hartford SmallCap Growth HLS Fund..................     5,050         65,224        12,859         43,245         12,838
        Hartford Stock HLS Fund............................   128,118        230,309       102,907             --             --
        Hartford Total Return Bond HLS Fund................   192,995            549       286,964         11,752             --
        Hartford U.S. Government Securities HLS Fund.......    32,259             --        24,595             --             --
        Hartford Value HLS Fund............................     5,204          8,991         7,062          3,935             --
        Hartford Value Opportunities HLS Fund..............    34,290         42,628        12,269          6,154             --

        As of December 31, 2006, the components of distributable earnings (deficit) on tax basis were as follows:

                                                                                                               TOTAL
                                      UNDISTRIBUTED    UNDISTRIBUTED     ACCUMULATED       UNREALIZED       ACCUMULATED
                                        ORDINARY         LONG-TERM      CAPITAL GAINS     APPRECIATION       EARNINGS
        FUND                             INCOME        CAPITAL GAIN       (LOSSES)*      (DEPRECIATION)@     (DEFICIT)
        ----                          -------------    -------------    -------------    ---------------    -----------
        Hartford Advisers HLS
          Fund......................     $76,281         $ 52,423         $     --         $  426,510       $  555,214
        Hartford Capital
          Appreciation HLS Fund.....      81,234          433,398               --          2,462,262        2,976,894
        Hartford Disciplined Equity
          HLS Fund..................       1,000               --          (17,969)           228,085          211,116
        Hartford Dividend and Growth
          HLS Fund..................      21,396           67,413               --          1,517,063        1,605,872
        Hartford Equity Income HLS
          Fund......................       1,993           15,828               --             61,246           79,067
        Hartford Fundamental Growth
          HLS Fund..................       5,855              956               --              4,174           10,985
        Hartford Global Advisers HLS
          Fund......................       3,215            4,741               --             32,875           40,831
        Hartford Global
          Communications HLS Fund...         599            4,848               --              5,470           10,917
        Hartford Global Financial
          Services HLS Fund.........         842            6,585               --              6,837           14,264
        Hartford Global Growth HLS
          Fund......................      14,597           18,965             (389)           189,557          222,730
        Hartford Global Health HLS
          Fund......................         548           11,186               --             68,547           80,281
        Hartford Global Technology
          HLS Fund..................          --               --          (49,595)            20,063          (29,532)
        Hartford Growth HLS Fund....          75           12,139               --             44,429           56,643
        Hartford Growth
          Opportunities HLS Fund....      17,980           11,359               --            183,441          212,780
        Hartford High Yield HLS
          Fund......................         993               --          (33,053)            13,825          (18,235)
        Hartford Index HLS Fund.....       1,537            6,441               --            354,533          362,511
        Hartford International
          Growth HLS Fund...........      13,697           15,666               --            142,961          172,324
        Hartford International
          Opportunities HLS Fund....      15,677           58,669           (5,720)           297,213          365,839
        Hartford International Small
          Company HLS Fund..........       5,706            7,457               --             51,637           64,800
        Hartford MidCap HLS Fund....      11,206           59,465               --            380,509          451,180
        Hartford MidCap Value HLS
          Fund......................      33,678          131,152               --            184,421          349,251
        Hartford Mortgage Securities
          HLS Fund..................         879               --          (19,936)            (3,082)         (22,139)
        Hartford Small Company HLS
          Fund......................      26,151           33,773               --            138,496          198,420
        Hartford SmallCap Growth HLS
          Fund......................       1,061            1,357               --             85,892           88,310
        Hartford Stock HLS Fund.....      52,671           57,643               --            365,274          475,588
        Hartford Total Return Bond
          HLS Fund..................       4,098               --          (40,586)              (475)         (36,963)
        Hartford U.S. Government
          Securities HLS Fund.......      42,556               --          (31,992)            (3,193)           7,371
        Hartford Value HLS Fund.....       3,709           33,289               --             80,733          117,731
        Hartford Value Opportunities
          HLS Fund..................       4,140            8,321               --             98,634          111,095

         * Certain Funds had capital loss carryforwards that are identified in
           Note 2(k)(4).
        @ The differences between book-basis and tax-basis unrealized appreciation (depreciation) are attributable primarily to the tax deferral of wash sales losses, the mark-to-market adjustment for certain derivatives in accordance with IRC Sec. 1256, the mark-to-market for Passive Foreign Investment Companies and basis differences in real estate investment trusts.

--------------------------------------------------------------------------------

    k) (3) Reclassification of Capital Accounts:

        In accordance with American Institute of Certified Public Accountants Statement of Position 93-2, Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies, the Funds have recorded several reclassifications in their capital accounts. These reclassifications had no impact on the net asset value per share of the Funds and are designed generally to present accumulated undistributed (distribution in excess of) net investment income and accumulated net realized gains (losses) on investments on a tax basis which is considered to be more informative to a shareholder. The reclassifications are a result of permanent differences between GAAP and tax accounting for such items as foreign currency, distributions representing a return of capital, class action settlements received, expiration of capital loss carryforwards, expiration of net operating losses and net operating losses that reduce short-term capital gain distribution requirements. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Funds' distributions may be shown in the accompanying Statements of Changes in Net Assets as from net investment income, from net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended December 31, 2006, the Funds recorded the following reclassifications to increase (decrease) the accounts listed below.

                                                                                         ACCUMULATED
                                                                       ACCUMULATED       NET REALIZED
                                                                      NET INVESTMENT    GAIN (LOSS) ON    PAID IN
        FUND                                                          INCOME (LOSS)      INVESTMENTS      CAPITAL
        ----                                                          --------------    --------------    -------
        Hartford Advisers HLS Fund..................................     $ 2,798           $ (2,798)      $    --
        Hartford Capital Appreciation HLS Fund......................      62,578            (62,578)           --
        Hartford Disciplined Equity HLS Fund........................         (63)                64            (1)
        Hartford Dividend and Growth HLS Fund.......................        (340)               340            --
        Hartford Equity Income HLS Fund.............................         (21)                21            --
        Hartford Fundamental Growth HLS Fund........................         (23)                24            (1)
        Hartford Global Advisers HLS Fund...........................         (35)                35            --
        Hartford Global Communications HLS Fund.....................          (2)                 2            --
        Hartford Global Financial Services HLS Fund.................           4                 (4)           --
        Hartford Global Growth HLS Fund.............................        (905)               905            --
        Hartford Global Health HLS Fund.............................          (9)                 9            --
        Hartford Global Technology HLS Fund.........................         584                 32          (616)
        Hartford Growth HLS Fund....................................         (99)                99            --
        Hartford Growth Opportunities HLS Fund......................        (249)               249            --
        Hartford High Yield HLS Fund................................        (167)             8,921        (8,754)
        Hartford Index HLS Fund.....................................        (298)               298            --
        Hartford International Growth HLS Fund......................         295               (295)           --
        Hartford International Opportunities HLS Fund...............       1,059             (1,084)           25
        Hartford International Small Company HLS Fund...............       2,692             (2,692)           --
        Hartford MidCap HLS Fund....................................        (839)               839            --
        Hartford MidCap Value HLS Fund..............................        (110)               110            --
        Hartford Mortgage Securities HLS Fund.......................         889               (889)           --
        Hartford Small Company HLS Fund.............................        (559)               559            --
        Hartford SmallCap Growth HLS Fund...........................        (149)               150            (1)
        Hartford Stock HLS Fund.....................................       1,327             (1,328)            1
        Hartford Total Return Bond HLS Fund.........................      (1,269)             1,269            --
        Hartford U.S. Government Securities HLS Fund................         941               (941)           --
        Hartford Value HLS Fund.....................................         (27)                27            --
        Hartford Value Opportunities HLS Fund.......................         (55)                56            (1)

    k) (4) Capital Loss Carry Forward -- At December 31, 2006 (tax-year-end), the following Funds had capital loss carryforwards for U.S. Federal income tax purposes as follows:

                                                                             YEAR OF EXPIRATION
                                                                         --------------------------
        FUND                                   2007     2008     2009     2010      2011      2012     2013      2014      TOTAL
        ----                                  ------   ------   ------   -------   -------   ------   -------   -------   -------
        Hartford Disciplined Equity HLS
          Fund..............................  $   --   $5,272   $8,430   $   758   $ 3,509   $   --   $    --   $    --   $17,969
        Hartford Global Growth HLS Fund.....      --       --       19       370        --       --        --        --       389
        Hartford Global Technology HLS
          Fund..............................      --       --       --    49,595        --       --        --        --    49,595
        Hartford High Yield HLS Fund........   5,209    3,479      875        --    20,644       --        --     2,846    33,053
        Hartford International
          Opportunities HLS Fund............      --      826    3,848     1,046        --       --        --        --     5,720
        Hartford Mortgage Securities HLS
          Fund..............................      --       --       --        --        --    8,992     2,409     8,362    19,763
        Hartford Total Return Bond HLS
          Fund..............................      --       --       --        --        --       --        --    40,586    40,586
        Hartford U. S. Government
          Securities HLS Fund...............   2,513    1,398       --        --        --    3,025    10,631    13,820    31,387

 HARTFORD SERIES FUND, INC. AND HARTFORD HLS SERIES FUND II, INC.

 JUNE 30, 2007 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

        Hartford High Yield HLS Fund had expiration of capital loss carryover in the amount of $8,764 in 2006.

        Based on certain provisions in the Internal Revenue Code, various limitations regarding the future utilization of Hartford Disciplined Equity HLS Fund, Hartford Global Growth HLS Fund, Hartford High Yield HLS Fund, Hartford International Opportunities HLS Fund and Hartford Total Return Bond HLS Fund carryforwards may apply.

        For the fiscal year ended December 31, 2006 the following Funds have elected to defer losses occurring between November 1, 2006 and December 31, 2006 as follows:

        FUND                                                          CAPITAL LOSS DEFERRED
        ----                                                          ---------------------
        Hartford Mortgage Securities HLS Fund.......................          $173
        Hartford U.S. Government Securities HLS Fund................           605

        Such deferred losses will be treated as arising on the first day of the fiscal year ending December 31, 2007.

    l)  Fund Share Valuation and Dividend Distributions to
        Shareholders -- Orders for the Funds' shares are executed in accordance with the investment instructions of the contract holders or plan participants. The net asset value of each Fund's shares is determined as of the close of each business day of the Exchange. The net asset value per share is determined separately for each class of each Fund by dividing the Fund's net assets attributable to that class by the number of shares of the class outstanding. Orders for the purchase of a Fund's shares received by an insurance company or plan prior to the close of the Exchange on any day on which the Exchange is open for business are priced at the per-share net asset value determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined per-share net asset value.

        Dividends are declared pursuant to a policy adopted by the Funds' Board of Directors based upon the investment performance of the respective Funds. The policy of all Funds except Hartford Money Market HLS Fund is to pay dividends from net investment income and distribute realized capital gains, if any, at least once a year.

        Hartford Money Market HLS Fund seeks to maintain a stable net asset value per share of $1.00 by declaring a daily dividend from net investment income, including net short-term capital gains and losses, and by valuing its investments using the amortized cost method. Dividends are declared daily and distributed monthly.

        Distributions from net investment income, net realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles with respect to character and timing. These differences include the treatment of non-taxable dividends, expiring capital loss carryforwards, foreign currency gains and losses, losses deferred due to wash sales and excise tax regulations. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Funds capital accounts (see Note 2(k)(3)).

    m) Illiquid and Restricted Securities -- Each Fund is permitted to invest up to 15% of its net assets in illiquid securities, except for Hartford Money Market HLS Fund, which may invest up to 10% in such securities. "Illiquid Securities" are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine a Fund's net asset value per share. A Fund may not be able to sell illiquid securities or other investments when its sub-adviser considers it desirable to do so or may have to sell such securities or investments at a price that is lower than the price that could be obtained if the securities or investments were more liquid. A sale of illiquid securities or other investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid securities and investments also may be more difficult to value, due to the unavailability of reliable market quotations for such securities or investments, and investment in them may have an adverse impact on net asset value. Each Fund may also purchase certain restricted securities, that can be resold to institutions and which may be determined to be liquid pursuant to policies and guidelines established by that Fund's Board of Directors.

    n)  Securities Purchased on a When-Issued or Delayed-Delivery
        Basis -- Delivery and payment for securities that have been purchased by the Funds on a forward commitment or when-issued or delayed-delivery basis take place beyond the customary settlement period. During this period, such securities are subject to market fluctuations, and the Funds identify securities segregated in their records with value at least equal to the amount of the commitment. As of June 30, 2007, the Funds entered into outstanding when-issued or forward commitments as follows:

        FUND                                                            COST
        ----                                                          --------
        Hartford Advisers HLS Fund..................................  $143,759
        Hartford Global Advisers HLS Fund...........................    10,001
        Hartford Growth Opportunities HLS Fund......................     1,309
        Hartford High Yield HLS Fund................................    31,571
        Hartford Mortgage Securities HLS Fund.......................   108,794
        Hartford Total Return Bond HLS Fund.........................   996,510
        Hartford U.S. Government Securities HLS Fund................   262,083

    o) Credit Risk -- Credit risk depends largely on the perceived financial health of bond issuers. In general, lower rated bonds have higher credit risk. High yield bond prices can fall on bad news about the economy, an industry or a company. The share price, yield and total return of a fund which holds securities with higher credit risk may fluctuate more than with less aggressive bond funds.

--------------------------------------------------------------------------------

    p) Senior Floating Rate Interests -- Certain Funds, as shown in the Schedules of Investments, may invest in senior floating rate interests. Senior floating rate interests hold the most senior position in the capital structure of a business entity (the "Borrower"), are typically secured by specific collateral, and have a claim in the assets and/or stock of the Borrower that is senior to that held by subordinated debtholders and stockholders of the Borrower. Senior floating rate interests are typically structured and administered by a financial institution that acts as the agent of the lenders participating in the senior floating rate interest. Senior floating rate interests typically are rated below-investment-grade, which suggests they are more likely to default than investment-grade loans. A default could lead to non-payment of income which would result in a reduction of income to the Fund and there can be no assurance that the liquidation of any collateral would satisfy the Borrower's obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated.

    q) Prepayment Risks -- Most senior floating rate interests and certain debt securities allow for prepayment of principal without penalty. Senior floating rate interests and securities subject to prepayment risk generally offer less potential for gains when interest rates decline, and may offer a greater potential for loss when interest rates rise. In addition, with respect to securities, rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the security and making the security more sensitive to interest rate changes. Prepayment risk is a major risk of mortgage-backed securities and certain asset-backed securities. Accordingly, the potential for the value of a senior floating rate interest or securities to increase in response to interest rate declines is limited. For certain asset-backed securities the actual maturity may be less than the stated maturity shown in the Schedules of Investments. As a result, the timing of income recognition relating to these securities may vary based upon actual maturity. Senior floating rate interests or debt securities purchased to replace a prepaid loan or a debt security may have lower yields than the yield on the prepaid loan or debt security.

        Senior floating rate interests generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for the Borrower to repay, prepayments of senior floating rate interests may occur. As a result, the actual remaining maturity of senior loans held may be substantially less than the stated maturities shown in the Schedules of Investments.

    r) Use of Estimates -- Preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Operating results in the future could vary from the amounts derived from management's estimates.

    s) Swaps -- Certain Funds may enter into event linked swaps, including credit default swaps. The credit default swap market allows a Fund to manage credit risk through buying and selling credit protection on a specific issuer, an index, or a basket of issuers. A "buyer" of credit protection agrees to pay a counterparty to assume the credit risk of an issuer upon the occurrence of certain events. The "seller" of the protection receives periodic payments and agrees to assume the credit risk of an issuer upon the occurrence of certain events. A "seller's" exposure is limited to the total notional amount of the credit default swap contract. A Fund will generally not buy protection on issuers that are not currently held by such Fund.

        Certain Funds may enter into interest rate swaps. In a typical interest rate swap, one party agrees to make regular payments equal to a floating interest rate multiplied by a "notional principal amount," in return for payments equal to a fixed rate multiplied by the same amount, for a specific period of time. If a swap agreement provides for payments in different currencies, the parties might agree to exchange the notional principal amount as well. Swaps may also depend on other prices or rates, such as the value of an index or mortgage prepayment rates.

        Certain Funds, as shown in the Schedules of Investments, had outstanding swaps as of June 30, 2007.

    t) Financial Accounting Standards Board Interpretation No. 48 -- On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" ("FIN 48"). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. Management has evaluated the implications of FIN 48, and has determined there is no impact to the Funds' financial statements.

    u) Financial Accounting Standards Board Financial Accounting Standards No. 157 -- In September 2006, FASB issued Statement on Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"). This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. FAS 157 is effective for the Funds' financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. As of June 30, 2007, the Funds do not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain measurements reported in the Statements of Operations for a fiscal period.

3.  EXPENSES:

    a) Investment Management and Advisory Agreements -- HL Investment Advisors, LLC ("HL Advisors"), an indirect wholly-owned subsidiary of The Hartford, serves as investment manager to the Funds pursuant to investment management agreements approved by each Fund's Board of Directors and shareholders, as applicable.

        The schedule below reflects the rates of compensation paid to HL Advisors for services rendered, a portion of which is used to compensate the sub-advisers. Investment management and advisory fees are accrued daily and paid monthly.

 HARTFORD SERIES FUND, INC. AND HARTFORD HLS SERIES FUND II, INC.

 JUNE 30, 2007 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                            HARTFORD INDEX HLS FUND

AVERAGE DAILY NET ASSETS                                             ANNUAL RATE
------------------------                                             -----------
On first $2 billion................................................    0.100%
Over $2 billion....................................................    0.000%

                 HARTFORD MONEY MARKET HLS FUND(1) AND HARTFORD
                          MORTGAGE SECURITIES HLS FUND

AVERAGE DAILY NET ASSETS                                             ANNUAL RATE
------------------------                                             -----------
On first $2 billion................................................    0.250%
On next $3 billion.................................................    0.200%
On next $5 billion.................................................    0.180%
Over $10 billion...................................................    0.170%

(1) Effective January 1, 2007, HL Advisors voluntarily agreed to waive management fees of 0.05% of average total net assets until December 31, 2007.

                    HARTFORD FUNDAMENTAL GROWTH HLS FUND(2)

AVERAGE DAILY NET ASSETS                                             ANNUAL RATE
------------------------                                             -----------
On first $250 million..............................................    0.600%
On next $250 million...............................................    0.550%
Over $500 million..................................................    0.500%

(2) Effective March 30, 2007, HL Advisers permanently reduced its management fee schedule for this Fund. The previous schedule is as follows:

    AVERAGE DAILY NET ASSETS  ANNUAL RATE
    ------------------------  -----------
    On first $250 million...    0.650%
    On next $250 million...     0.600%
    Over $500 million...        0.550%

                            HARTFORD STOCK HLS FUND

AVERAGE DAILY NET ASSETS                                             ANNUAL RATE
------------------------                                             -----------
On first $250 million..............................................    0.325%
On next $250 million...............................................    0.300%
On next $500 million...............................................    0.275%
Over $1 billion....................................................    0.250%

                  HARTFORD U.S. GOVERNMENT SECURITIES HLS FUND

AVERAGE DAILY NET ASSETS                                             ANNUAL RATE
------------------------                                             -----------
On first $50 million...............................................    0.500%
On next $4.95 billion..............................................    0.450%
On next $5 billion.................................................    0.430%
Over $10 billion...................................................    0.420%

                    HARTFORD CAPITAL APPRECIATION HLS FUND,
                     HARTFORD DISCIPLINED EQUITY HLS FUND,
                     HARTFORD DIVIDEND AND GROWTH HLS FUND,
                       HARTFORD GLOBAL ADVISERS HLS FUND,
                        HARTFORD GLOBAL GROWTH HLS FUND,
                 HARTFORD INTERNATIONAL OPPORTUNITIES HLS FUND
                          AND HARTFORD MIDCAP HLS FUND

AVERAGE DAILY NET ASSETS                                             ANNUAL RATE
------------------------                                             -----------
On first $250 million..............................................    0.575%
On next $250 million...............................................    0.525%
On next $500 million...............................................    0.475%
Over $1 billion....................................................    0.425%

                    HARTFORD GLOBAL COMMUNICATIONS HLS FUND,
                  HARTFORD GLOBAL FINANCIAL SERVICES HLS FUND,
                        HARTFORD GLOBAL HEALTH HLS FUND,
                      HARTFORD GLOBAL TECHNOLOGY HLS FUND,
                     HARTFORD INTERNATIONAL GROWTH HLS FUND
               AND HARTFORD INTERNATIONAL SMALL COMPANY HLS FUND

AVERAGE DAILY NET ASSETS                                             ANNUAL RATE
------------------------                                             -----------
On first $250 million..............................................    0.650%
On next $250 million...............................................    0.600%
Over $500 million..................................................    0.550%

                        HARTFORD EQUITY INCOME HLS FUND,
                           HARTFORD GROWTH HLS FUND,
                         HARTFORD MIDCAP VALUE HLS FUND
                          AND HARTFORD VALUE HLS FUND

AVERAGE DAILY NET ASSETS                                             ANNUAL RATE
------------------------                                             -----------
On first $250 million..............................................    0.625%
On next $250 million...............................................    0.575%
On next $500 million...............................................    0.525%
Over $1 billion....................................................    0.475%

                    HARTFORD GROWTH OPPORTUNITIES HLS FUND,
                       HARTFORD SMALLCAP GROWTH HLS FUND
                   AND HARTFORD VALUE OPPORTUNITIES HLS FUND

AVERAGE DAILY NET ASSETS                                             ANNUAL RATE
------------------------                                             -----------
On first $100 million..............................................    0.700%
Over $100 million..................................................    0.600%

--------------------------------------------------------------------------------

                           HARTFORD ADVISERS HLS FUND

AVERAGE DAILY NET ASSETS                                             ANNUAL RATE
------------------------                                             -----------
On first $250 million..............................................    0.480%
On next $250 million...............................................    0.455%
On next $500 million...............................................    0.445%
Over $1 billion....................................................    0.395%

                      HARTFORD TOTAL RETURN BOND HLS FUND

AVERAGE DAILY NET ASSETS                                             ANNUAL RATE
------------------------                                             -----------
On first $250 million..............................................    0.325%
On next $250 million...............................................    0.300%
On next $500 million...............................................    0.275%
On next $4 billion.................................................    0.250%
On next $5 billion.................................................    0.230%
Over $10 billion...................................................    0.220%

                        HARTFORD HIGH YIELD HLS FUND(3)

AVERAGE DAILY NET ASSETS                                             ANNUAL RATE
------------------------                                             -----------
On first $250 million..............................................    0.575%
On next $250 million...............................................    0.525%
On next $500 million...............................................    0.475%
On next $4 billion.................................................    0.425%
On next $5 billion.................................................    0.405%
Over $10 billion...................................................    0.395%

(3) HL Advisors voluntarily agreed to waive management fees of 0.05% of average total net assets until October 31, 2007.
                        HARTFORD SMALL COMPANY HLS FUND

AVERAGE DAILY NET ASSETS                                             ANNUAL RATE
------------------------                                             -----------
On first $250 million..............................................    0.575%
On next $250 million...............................................    0.525%
On next $500 million...............................................    0.475%
On next $500 million...............................................    0.400%
Over $1.5 billion..................................................    0.350%

        Pursuant to sub-advisory agreements between HL Advisors and Wellington, Wellington provides the day-to-day investment management services to Hartford Advisers HLS Fund, Hartford Capital Appreciation HLS Fund, Hartford Disciplined Equity HLS Fund, Hartford Dividend and Growth HLS Fund, Hartford Equity Income HLS Fund, Hartford Fundamental Growth HLS Fund, Hartford Global Advisers HLS Fund, Hartford Global Communications HLS Fund, Hartford Global Financial Services HLS Fund, Hartford Global Growth HLS Fund, Hartford Global Health HLS Fund, Hartford Global Technology HLS Fund, Hartford Growth HLS Fund, Hartford Growth Opportunities HLS Fund, Hartford International Growth HLS Fund, Hartford International Opportunities HLS Fund, Hartford International Small Company HLS Fund, Hartford MidCap HLS Fund, Hartford MidCap Value HLS Fund, Hartford Small Company HLS Fund, Hartford SmallCap Growth HLS Fund, Hartford Stock HLS Fund, Hartford Value HLS Fund and Hartford Value Opportunities HLS Fund.

        Pursuant to investment services agreements between HL Advisors and Hartford Investment Management, Hartford Investment Management provides the day-to-day investment management services to Hartford High Yield HLS Fund, Hartford Index HLS Fund, Hartford Money Market HLS Fund, Hartford Mortgage Securities HLS Fund, Hartford Small Company HLS Fund, Hartford SmallCap Growth HLS Fund, Hartford Total Return Bond HLS Fund and Hartford U.S. Government Securities HLS Fund.

        Wellington and Hartford Investment Management determine the purchase and sale of portfolio securities and place such orders for execution in the name of the respective Fund. In conjunction with their investment activity, Wellington and Hartford Investment Management furnish reports to the Funds' Board of Directors concerning economic forecasts, investment strategy, portfolio activity and performance of the Funds.

    b) Administrative Services Agreement -- Under the Administrative Services Agreement between Hartford Life and each of the following Funds:
        Hartford Advisers HLS Fund, Hartford Capital Appreciation HLS Fund, Hartford Disciplined Equity HLS Fund, Hartford Dividend and Growth HLS Fund, Hartford Equity Income HLS Fund, Hartford Fundamental Growth HLS Fund, Hartford Global Advisers HLS Fund, Hartford Global Communications HLS Fund, Hartford Global Financial Services HLS Fund, Hartford Global Growth HLS Fund, Hartford Global Health HLS Fund, Hartford Global Technology HLS Fund, Hartford Growth HLS Fund, Hartford High Yield HLS Fund, Hartford Index HLS Fund, Hartford International Growth HLS Fund, Hartford International Opportunities HLS Fund, Hartford International Small Company HLS Fund, Hartford MidCap HLS Fund, Hartford MidCap Value HLS Fund, Hartford Money Market HLS Fund, Hartford Mortgage Securities HLS Fund, Hartford Small Company HLS Fund, Hartford Stock HLS Fund, Hartford Total Return Bond HLS Fund and Hartford Value HLS Fund, HLIC provides administrative services to the Funds and receives monthly compensation at the annual rate of 0.20% of each Fund's average daily net assets, except for Hartford Index HLS Fund. Hartford Index HLS Fund pays an administrative service fee of 0.20% for the first $5 billion in average net assets, 0.18% of average net assets for the next $5 billion and 0.17% for average net assets over $10 billion. The Funds assume and pay certain other expenses (including, but not limited to, accounting, custodian, state taxes and directors' fees). Directors' fees represent remuneration paid or accrued to directors not affiliated with HLIC or any other related company. The Funds' administrative services fees are accrued daily and paid monthly.

    c) Accounting Services Agreement -- Under the Fund Accounting Agreement between HLIC and Hartford Advisers HLS Fund, Hartford Capital Appreciation HLS Fund, Hartford Disciplined Equity HLS Fund, Hartford Dividend and Growth HLS Fund, Hartford Equity Income HLS Fund, Hartford Fundamental Growth HLS Fund, Hartford Global Advisors HLS Fund, Hartford Global Communications HLS Fund, Hartford Global Financial Services HLS Fund, Hartford Global Growth HLS Fund, Hartford Global Health HLS Fund, Hartford Global Technology HLS Fund, Hartford Growth HLS Fund, Hartford High Yield HLS Fund, Hartford Index HLS Fund, Hartford International Growth HLS Fund, Hartford International Opportunities HLS Fund, Hartford International Small Company HLS Fund, Hartford MidCap HLS Fund, Hartford MidCap Value HLS Fund, Hartford Money Market HLS Fund, Hartford Mortgage Securities HLS Fund, Hartford Small Company HLS Fund, Hartford Stock HLS Fund, Hartford Total Return Bond HLS Fund and Hartford Value HLS Fund, Hartford Life

 HARTFORD SERIES FUND, INC. AND HARTFORD HLS SERIES FUND II, INC.

 JUNE 30, 2007 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

       provides accounting services to the Funds and receives monthly compensation at the annual rate of 0.015% of each Fund's average daily net assets. The Funds' accounting services fees are accrued daily and paid monthly.

    d) Other Related Party Transactions -- The Hartford provided certain legal services to the Funds, for which the Funds were charged $58 for the six-month period ended June 30, 2007. Certain officers of the Funds are Directors and/or officers of HIFSCO, Hartford Investment Management and/or The Hartford or its subsidiaries. For the six-month period ended June 30, 2007, a portion of the Fund's chief compliance officer's salary was paid by the Fund in the amount of $95.

    e) Operating Expenses -- Allocable expenses of the Funds are charged to each Fund based on the ratio of the average net assets of each Fund to the combined average net assets of the Funds. Non-allocable expenses are charged to each fund based on specific identification.

    f) Fees Paid Indirectly -- The Funds have entered into agreements with State Street Global Advisors, LLC and Frank Russell Securities, Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of the Funds' expenses. In addition, the Funds' custodian bank has also agreed to reduce its fees when the Funds maintain cash on deposit in the non-interest-bearing custody account. For the six-month period ended June 30, 2007, these amounts are included in the Statements of Operations.

        The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. Had the fees paid indirectly been included, the annualized expense ratios for periods listed below would have been as follows:

                                           FOR THE
                                       SIX-MONTHS ENDED       FOR THE YEAR ENDED      FOR THE YEAR ENDED      FOR THE YEAR ENDED
                                        JUNE 30, 2007         DECEMBER 31, 2006       DECEMBER 31, 2005       DECEMBER 31, 2004
                                     --------------------    --------------------    --------------------    --------------------
                                      RATIO OF EXPENSES       RATIO OF EXPENSES       RATIO OF EXPENSES       RATIO OF EXPENSES
                                        TO AVERAGE NET          TO AVERAGE NET          TO AVERAGE NET          TO AVERAGE NET
                                         ASSETS AFTER            ASSETS AFTER            ASSETS AFTER            ASSETS AFTER
                                     WAIVERS AND OFFSETS     WAIVERS AND OFFSETS     WAIVERS AND OFFSETS     WAIVERS AND OFFSETS
                                     --------------------    --------------------    --------------------    --------------------
        FUND                         CLASS IA    CLASS IB    CLASS IA    CLASS IB    CLASS IA    CLASS IB    CLASS IA    CLASS IB
        ----                         --------    --------    --------    --------    --------    --------    --------    --------
        Hartford Advisers HLS
          Fund.....................    0.63%       0.88%       0.62%       0.87%       0.64%       0.89%       0.66%       0.91%
        Hartford Capital
          Appreciation HLS Fund....    0.66        0.91        0.66        0.91        0.67        0.92        0.67        0.92
        Hartford Disciplined Equity
          HLS Fund.................    0.70        0.95        0.71        0.96        0.72        0.97        0.74        0.99
        Hartford Dividend and
          Growth HLS Fund..........    0.67        0.92        0.66        0.91        0.66        0.91        0.67        0.92
        Hartford Equity Income HLS
          Fund.....................    0.83        1.08        0.74        0.99        0.75        1.00        0.88        1.13
        Hartford Fundamental Growth
          HLS Fund.................    0.89        1.14        0.83        1.08        0.89        1.14        0.86        1.11
        Hartford Global Advisers
          HLS Fund.................    0.83        1.08        0.80        1.05        0.77        1.03        0.78        1.03
        Hartford Global
          Communications HLS
          Fund.....................    0.97        1.22        0.64        0.89        0.82        1.06        0.99        1.24
        Hartford Global Financial
          Services HLS Fund........    0.95        1.20        0.61        0.86        0.80        1.05        0.94        1.19
        Hartford Global Growth HLS
          Fund.....................    0.73        0.98        0.74        0.99        0.68        0.93        0.68        0.93
        Hartford Global Health HLS
          Fund.....................    0.87        1.12        0.87        1.12        0.86        1.11        0.86        1.11
        Hartford Global Technology
          HLS Fund.................    0.92        1.17        0.93        1.18        0.91        1.16        0.83        1.08
        Hartford Growth HLS Fund...    0.83        1.08        0.82        1.07        0.82        1.07        0.83        1.08
        Hartford Growth
          Opportunities HLS Fund...    0.63        0.88        0.63        0.88        0.58        0.84        0.57        0.82
        Hartford High Yield HLS
          Fund.....................    0.72        0.97        0.72        0.97        0.76        1.01        0.77        1.02
        Hartford Index HLS Fund....    0.33        0.58        0.33        0.58        0.42        0.67        0.44        0.69
        Hartford International
          Growth HLS Fund..........    0.82        1.07        0.85        1.10        0.86        1.11        0.89        1.14
        Hartford International
          Opportunities HLS Fund...    0.70        0.95        0.73        0.98        0.74        0.99        0.74        0.99
        Hartford International
          Small Company HLS Fund...    0.88        1.13        0.92        1.17        0.97        1.22        1.01        1.26
        Hartford MidCap HLS Fund...    0.69        0.94        0.66        0.91        0.68        0.93        0.68        0.93
        Hartford MidCap Value HLS
          Fund.....................    0.78        1.03        0.77        1.02        0.78        1.03        0.78        1.03
        Hartford Money Market HLS
          Fund.....................    0.43        0.68        0.48        0.73        0.49        0.74        0.48        0.73
        Hartford Mortgage
          Securities HLS Fund......    0.49        0.74        0.49        0.74        0.49        0.74        0.49        0.74
        Hartford Small Company HLS
          Fund.....................    0.70        0.95        0.70        0.95        0.71        0.96        0.70        0.95
        Hartford SmallCap Growth
          HLS Fund.................    0.63        0.88        0.62        0.87        0.62        0.87        0.63        0.88
        Hartford Stock HLS Fund....    0.49        0.74        0.47        0.72        0.48        0.73        0.48        0.73
        Hartford Total Return Bond
          HLS Fund.................    0.49        0.74        0.49        0.74        0.50        0.75        0.50        0.75
        Hartford U.S Government
          Securities HLS Fund......    0.47        0.72        0.48        0.73        0.47        0.72        0.47        0.72
        Hartford Value HLS Fund....    0.83        1.08        0.84        1.09        0.85        1.10        0.85        1.10
        Hartford Value
          Opportunities HLS Fund...    0.63        0.88        0.64        0.89        0.64        0.89        0.66        0.91

    g) Distribution Plan for Class IB shares -- Each Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act for the Class IB shares. Pursuant to the Distribution Plan, each Fund compensates the Distributor, Hartford Securities Distribution Company, Inc. (a wholly

--------------------------------------------------------------------------------

       owned, ultimate subsidiary of Hartford Life) from assets attributable to the Class IB shares for services rendered and expenses borne in connection with activities primarily intended to result in the sale of the Class IB shares.

        The Distribution Plan provides that each Fund may pay annually up to 0.25% of the average daily net assets of a Fund attributable to its Class IB shares for activities primarily intended to result in the sale of Class IB shares. Under the terms of the Distribution Plan and the principal underwriting agreement, each Fund is authorized to make payments monthly to the Distributor which may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class IB shares for such entities' fees or expenses incurred or paid in that regard. The Funds' distribution fees are accrued daily and paid monthly.

    h) Payment from (to) Affiliate -- The Funds are available for purchase by the separate accounts of different variable universal life policies, variable annuity products, and funding agreements and they are offered directly to certain qualified retirement plans (collectively, "Products"). Although existing Products contain transfer restrictions, some Products, particularly older variable annuity products, do not contain restrictions on the frequency of transfers. In addition, as the result of the settlement of litigation against Hartford Life (the issuers of such variable annuity products), the Funds' ability to restrict transfers by certain owners of older variable annuity products was limited. During 2006, these annuity owners surrendered the older variable annuity contracts that were the subject of prior litigation. In February 2005, Hartford Life agreed with the Board of Directors of the Funds to indemnify the Funds for any material harm caused to the Funds from frequent trading by these contract owners. Pursuant to the agreement, the following amounts have been paid (received) to (from) the Funds indicated in 2006 and 2005.

        FUND                                                          2006     2005
        ----                                                          ----    ------
        Hartford Disciplined Equity HLS Fund........................  $104    $   --
        Hartford Dividend and Growth HLS Fund.......................   398        --
        Hartford Growth HLS Fund....................................   253       440
        Hartford Growth Opportunities HLS Fund......................   257     1,140
        Hartford High Yield HLS Fund................................   129     4,027
        Hartford Index HLS Fund.....................................    90        --
        Hartford MidCap HLS Fund....................................    --       513
        Hartford MidCap Value HLS Fund..............................   821       445
        Hartford Small Company HLS Fund.............................   189       972
        Hartford SmallCap Growth HLS Fund...........................  (350)    1,892
        Hartford Stock HLS Fund.....................................   259        --
        Hartford Total Return Bond HLS Fund.........................   107        --
        Hartford Value Opportunities HLS Fund.......................   220        --

        In 2005, Hartford SmallCap Growth HLS Fund recorded a receivable from affiliate for $494 as an estimate of the total due from affiliate for the calendar year. When the final calculation was completed for the full indemnification period (which ended in 2006), it was determined the payment from affiliate should only be $144. The table above reflects the net payment from affiliate.

        On November 8, 2006, the SEC issued an order setting forth the terms of a settlement reached with three subsidiaries of The Hartford that resolves the SEC's Division of Enforcement's investigation of aspects of The Hartford's variable annuity and mutual fund operations related to directed brokerage and revenue sharing. Under the terms of the settlement, The Hartford paid a total of $39.6 million to the Funds in the

 HARTFORD SERIES FUND, INC. AND HARTFORD HLS SERIES FUND II, INC.

 JUNE 30, 2007 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

       amounts indicated below. These amounts were recorded on November 8, 2006 and paid on November 22, 2006. The Hartford settled this matter without admitting or denying the findings of the SEC.

        FUND                                                          REIMBURSEMENT AMOUNT
        ----                                                          --------------------
        Hartford Advisers HLS Fund..................................        $ 6,804
        Hartford Capital Appreciation HLS Fund......................         11,567
        Hartford Disciplined Equity HLS Fund........................            501
        Hartford Dividend and Growth HLS Fund.......................          3,856
        Hartford Fundamental Growth HLS Fund........................            110
        Hartford Global Advisers HLS Fund...........................            572
        Hartford Global Communications HLS Fund.....................             11
        Hartford Global Financial Services HLS Fund.................              6
        Hartford Global Growth HLS Fund.............................          3,344
        Hartford Global Health HLS Fund.............................            116
        Hartford Global Technology HLS Fund.........................             88
        Hartford Growth HLS Fund....................................             33
        Hartford Growth Opportunities HLS Fund......................            841
        Hartford International Growth HLS Fund......................             11
        Hartford International Opportunities HLS Fund...............            314
        Hartford International Small Company HLS Fund...............             11
        Hartford MidCap HLS Fund....................................          3,817
        Hartford MidCap Value HLS Fund..............................            159
        Hartford Small Company HLS Fund.............................          1,650
        Hartford SmallCap Growth HLS Fund...........................            121
        Hartford Stock HLS Fund.....................................          5,561
        Hartford Value HLS Fund.....................................             33
        Hartford Value Opportunities HLS Fund.......................             60

        On May 2, 2007, Hartford Small Company HLS Fund was reimbursed $2,514 in trading reimbursements relating to the change in portfolio managers of the Fund.

        On June 8, 2007, Hartford Small Company HLS Fund was reimbursed $486 in regard to incorrect IPO allocations to the Fund.

        The total return in the financial highlights includes the impact of the payment from (to) affiliates. The tables below show the impact of each of the Payments from (to) Affiliate and the total return for the six-month period ended June 30, 2007 and for the years ended December 31, 2006 and December 31, 2005, had the Payments from (to) Affiliate been excluded.

                                                           IMPACT FROM PAYMENT      IMPACT FROM PAYMENT
                                                           FROM AFFILIATE FOR       FROM AFFILIATE FOR          TOTAL RETURN
                                                                 TRADING               INCORRECT IPO         EXCLUDING PAYMENTS
                                                             REIMBURSEMENTS             ALLOCATIONS            FROM AFFILIATE
                                                            FOR THE SIX-MONTH        FOR THE SIX-MONTH        FOR THE SIX-MONTH
                                                              PERIOD ENDED             PERIOD ENDED             PERIOD ENDED
                                                              JUNE 30, 2007            JUNE 30, 2007            JUNE 30, 2007
                                                          ---------------------    ---------------------    ---------------------
        FUND                                              CLASS IA     CLASS IB    CLASS IA     CLASS IB    CLASS IA     CLASS IB
        ----                                              --------     --------    --------     --------    --------     --------
        Hartford Small Company HLS Fund.................   0.16%         0.16%       0.03%        0.03%      11.98%       11.84%

                                                         IMPACT FROM PAYMENT       IMPACT FROM PAYMENT          TOTAL RETURN
                                                         FROM AFFILIATE FOR      FROM (TO) AFFILIATE FOR     EXCLUDING PAYMENTS
                                                           SEC SETTLEMENT        UNRESTRICTED TRANSFERS      FROM (TO) AFFILIATE
                                                         FOR THE YEAR ENDED        FOR THE YEAR ENDED        FOR THE YEAR ENDED
                                                          DECEMBER 31, 2006         DECEMBER 31, 2006         DECEMBER 31, 2006
                                                        ---------------------    -----------------------    ---------------------
        FUND                                            CLASS IA     CLASS IB    CLASS IA      CLASS IB     CLASS IA     CLASS IB
        ----                                            --------     --------    ---------     ---------    --------     --------
        Hartford Advisers HLS Fund....................    0.09%        0.09%          --%           --%      10.61%       10.34%
        Hartford Capital Appreciation HLS Fund........    0.09         0.09           --            --       16.52        16.23
        Hartford Disciplined Equity HLS Fund..........    0.03         0.03         0.01          0.01       12.41        12.13
        Hartford Dividend and Growth HLS Fund.........    0.06         0.06         0.01          0.01       20.29        19.99
        Hartford Fundamental Growth HLS Fund..........    0.14         0.15           --            --        9.58         9.30
        Hartford Global Advisers HLS Fund.............    0.17         0.16           --            --        8.67         8.40
        Hartford Global Communications HLS Fund.......    0.05         0.05           --            --       21.98        21.67
        Hartford Global Financial Services HLS Fund...    0.02         0.02           --            --       20.79        20.49
        Hartford Global Growth HLS Fund...............    0.31         0.32           --            --       13.83        13.54
        Hartford Global Health HLS Fund...............    0.03         0.03           --            --       11.16        10.88
        Hartford Global Technology HLS Fund...........    0.06         0.07           --            --       10.29        10.01
        Hartford Growth HLS Fund......................    0.01         0.01         0.04          0.04        4.56         4.30

--------------------------------------------------------------------------------

                                                         IMPACT FROM PAYMENT       IMPACT FROM PAYMENT          TOTAL RETURN
                                                         FROM AFFILIATE FOR      FROM (TO) AFFILIATE FOR     EXCLUDING PAYMENTS
                                                           SEC SETTLEMENT        UNRESTRICTED TRANSFERS      FROM (TO) AFFILIATE
                                                         FOR THE YEAR ENDED        FOR THE YEAR ENDED        FOR THE YEAR ENDED
                                                          DECEMBER 31, 2006         DECEMBER 31, 2006         DECEMBER 31, 2006
                                                        ---------------------    -----------------------    ---------------------
        FUND                                            CLASS IA     CLASS IB    CLASS IA      CLASS IB     CLASS IA     CLASS IB
        ----                                            --------     --------    ---------     ---------    --------     --------
        Hartford Growth Opportunities HLS Fund........    0.07         0.07         0.02          0.02       11.96        11.70
        Hartford High Yield HLS Fund..................      --           --         0.02          0.02       11.15        10.87
        Hartford Index HLS Fund.......................      --           --         0.01          0.01       15.45        15.16
        Hartford International Growth HLS Fund........      --           --           --            --       24.08        23.77
        Hartford International Opportunities HLS
          Fund........................................    0.02         0.02           --            --       24.44        24.13
        Hartford International Small Company HLS
          Fund........................................    0.01         0.00           --            --       29.33        29.01
        Hartford MidCap HLS Fund......................    0.15         0.15           --            --       11.59        11.31
        Hartford MidCap Value HLS Fund................    0.02         0.02         0.08          0.09       17.78        17.48
        Hartford Small Company HLS Fund...............    0.14         0.14           --            --       14.29        14.00
        Hartford SmallCap Growth HLS Fund.............    0.01         0.01        (0.03)        (0.03)       6.88         6.61
        Hartford Stock HLS Fund.......................    0.11         0.12         0.01          0.01       14.53        14.24
        Hartford Total Return Bond HLS Fund...........      --           --           --            --        4.80         4.54
        Hartford Value HLS Fund.......................    0.01         0.01           --            --       21.81        21.51
        Hartford Value Opportunities HLS Fund.........    0.01         0.01         0.04          0.05       18.97        18.67

                                                                        IMPACT FROM PAYMENT          TOTAL RETURN
                                                                        FROM AFFILIATE FOR        EXCLUDING PAYMENTS
                                                                      UNRESTRICTED TRANSFERS        FROM AFFILIATE
                                                                        FOR THE YEAR ENDED        FOR THE YEAR ENDED
                                                                         DECEMBER 31, 2005         DECEMBER 31, 2005
                                                                      -----------------------    ---------------------
        FUND                                                          CLASS IA      CLASS IB     CLASS IA     CLASS IB
        ----                                                          ---------     ---------    --------     --------
        Hartford Growth HLS Fund....................................     0.09%         0.09%       4.58%        4.33%
        Hartford Growth Opportunities HLS Fund......................     0.11          0.11       16.20        15.91
        Hartford High Yield HLS Fund................................     0.57          0.56        1.56         1.29
        Hartford MidCap HLS Fund....................................     0.02          0.02       16.76        16.47
        Hartford MidCap Value HLS Fund..............................     0.04          0.04        9.95         9.67
        Hartford Small Company HLS Fund.............................     0.10          0.10       20.91        20.61
        Hartford SmallCap Growth HLS Fund...........................     0.22          0.22       10.80        10.56

4.  AFFILIATE HOLDINGS:

    As of June 30, 2007, affiliates of The Hartford had ownership in 424 shares of Hartford SmallCap Growth HLS Fund.

5.  INVESTMENT TRANSACTIONS:

    For the six-month period ended June 30, 2007, the cost of purchases and proceeds from sales of securities for Hartford Money Market HLS Fund were $8,470,178 and $8,161,587, respectively. The cost of purchases and proceeds from sales of securities (excluding short-term investments) for the other portfolios were as follows:

                                                             COST OF
                                                            PURCHASES       SALES PROCEEDS         COST OF        SALES PROCEEDS
                                                            EXCLUDING          EXCLUDING        PURCHASES FOR           FOR
                                                         U.S. GOVERNMENT    U.S. GOVERNMENT    U.S. GOVERNMENT    U.S. GOVERNMENT
        FUND                                               OBLIGATIONS        OBLIGATIONS        OBLIGATIONS        OBLIGATIONS
        ----                                             ---------------    ---------------    ---------------    ---------------
        Hartford Advisers HLS Fund.....................    $3,766,569         $4,389,920         $  182,189         $  432,984
        Hartford Capital Appreciation HLS Fund.........     7,375,006          8,169,238                 --                 --
        Hartford Disciplined Equity HLS Fund...........       906,909            796,626                 --                 --
        Hartford Dividend and Growth HLS Fund..........       934,159          1,114,616                 --                 --
        Hartford Equity Income HLS Fund................        77,812             41,692                 --                 --
        Hartford Fundamental Growth HLS Fund...........        90,100             99,515                 --                 --
        Hartford Global Advisers HLS Fund..............       182,670            193,551              9,988             12,783
        Hartford Global Communications HLS Fund........        15,966             17,914                 --                 --
        Hartford Global Financial Services HLS Fund....         8,874             12,336                 --                 --
        Hartford Global Growth HLS Fund................       519,314            609,049                 --                 --
        Hartford Global Health HLS Fund................        65,549             90,776                 --                 --
        Hartford Global Technology HLS Fund............       101,348            117,854                 --                 --
        Hartford Growth HLS Fund.......................       239,834            309,822                 --                 --
        Hartford Growth Opportunities HLS Fund.........       763,630            798,543                 --                 --

 HARTFORD SERIES FUND, INC. AND HARTFORD HLS SERIES FUND II, INC.

 JUNE 30, 2007 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                             COST OF
                                                            PURCHASES       SALES PROCEEDS         COST OF        SALES PROCEEDS
                                                            EXCLUDING          EXCLUDING        PURCHASES FOR           FOR
                                                         U.S. GOVERNMENT    U.S. GOVERNMENT    U.S. GOVERNMENT    U.S. GOVERNMENT
        FUND                                               OBLIGATIONS        OBLIGATIONS        OBLIGATIONS        OBLIGATIONS
        ----                                             ---------------    ---------------    ---------------    ---------------
        Hartford High Yield HLS Fund...................    $  644,245         $  659,993         $       --         $       --
        Hartford Index HLS Fund........................        34,689            170,642                 --                 --
        Hartford International Growth HLS Fund.........     1,192,733          1,168,874                 --                 --
        Hartford International Opportunities HLS
          Fund.........................................     1,416,325          1,493,061                 --                 --
        Hartford International Small Company HLS
          Fund.........................................       239,587            218,483                 --                 --
        Hartford MidCap HLS Fund.......................       954,254          1,038,798                 --                 --
        Hartford MidCap Value HLS Fund.................       198,960            303,973                 --                 --
        Hartford Mortgage Securities HLS Fund..........       799,101            810,822                 --              4,436
        Hartford Small Company HLS Fund................     1,549,043          1,533,396                 --                 --
        Hartford SmallCap Growth HLS Fund..............       454,326            560,623                 --                 --
        Hartford Stock HLS Fund........................     2,622,561          3,129,482                 --                 --
        Hartford Total Return Bond HLS Fund............     5,535,976          4,965,265          2,821,364          2,941,556
        Hartford U.S. Government Securities HLS Fund...     1,946,972          1,848,106            100,425            128,871
        Hartford Value HLS Fund........................        62,360             65,330                 --                 --
        Hartford Value Opportunities HLS Fund..........       187,898            175,928                 --                 --

6.  LINE OF CREDIT:

    The Funds, except for Hartford Money Market HLS Fund, participate in a $750,000 committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the Funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment, which has not been utilized. During the six-month period ended June 30, 2007, the Funds did not have any borrowings under this facility.

 HARTFORD SERIES FUND, INC. AND HARTFORD HLS SERIES FUND II, INC.

 FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                       -- SELECTED PER-SHARE DATA(4) --
                                  --------------------------------------------------------------------------
                                                                           NET
                                                                        REALIZED
                                                                           AND
                                  NET ASSET      NET        PAYMENT    UNREALIZED      TOTAL      DIVIDENDS
                                  VALUE AT    INVESTMENT     FROM         GAIN          FROM       FROM NET
                                  BEGINNING     INCOME       (TO)       (LOSS) ON    INVESTMENT   INVESTMENT
                                  OF PERIOD     (LOSS)     AFFILIATE   INVESTMENTS   OPERATIONS     INCOME
                                  ---------   ----------   ---------   -----------   ----------   ----------
HARTFORD ADVISERS HLS FUND
 For the Six-Month Period Ended
  June 30, 2007 (Unaudited)
 Class IA.......................   $22.60       $ 0.26       $  --       $  1.40      $  1.66       $(0.02)
 Class IB.......................    22.78         0.23          --          1.42         1.65        (0.02)
 For the Year Ended December 31,
  2006
 Class IA.......................    22.53         0.58        0.02          1.81         2.41        (0.57)
 Class IB.......................    22.70         0.51        0.02          1.83         2.36        (0.51)
 For the Year Ended December 31,
  2005
 Class IA.......................    23.04         0.54          --          1.12         1.66        (0.77)
 Class IB.......................    23.17         0.47          --          1.15         1.62        (0.69)
 For the Year Ended December 31,
  2004
 Class IA.......................    22.67         0.51          --          0.33         0.84        (0.47)
 Class IB.......................    22.81         0.48          --          0.30         0.78        (0.42)
 For the Year Ended December 31,
  2003
 Class IA.......................    19.59         0.42          --          3.18         3.60        (0.52)
 Class IB.......................    19.72         0.41          --          3.16         3.57        (0.48)
 For the Year Ended December 31,
  2002
 Class IA.......................    23.44(5)      0.51(5)       --         (4.10)(5)    (3.59)       (0.26)(5)
 Class IB.......................    23.60(5)      0.46(5)       --         (4.10)(5)    (3.64)       (0.24)(5)
HARTFORD CAPITAL APPRECIATION
 HLS FUND
 For the Six-Month Period Ended
  June 30, 2007 (Unaudited)
 Class IA.......................    53.49         0.23          --          5.91         6.14        (0.03)
 Class IB.......................    53.21         0.16          --          5.88         6.04        (0.03)
 For the Year Ended December 31,
  2006
 Class IA.......................    52.99         0.50        0.04          7.88         8.42        (0.76)
 Class IB.......................    52.75         0.36        0.04          7.83         8.23        (0.61)
 For the Year Ended December 31,
  2005
 Class IA.......................    53.43         0.45          --          7.57         8.02        (0.52)
 Class IB.......................    53.18         0.25          --          7.59         7.84        (0.33)
 For the Year Ended December 31,
  2004
 Class IA.......................    44.91         0.35          --          8.34         8.69        (0.17)
 Class IB.......................    44.76         0.27          --          8.26         8.53        (0.11)
 For the Year Ended December 31,
  2003
 Class IA.......................    31.70         0.26          --         13.17        13.43        (0.22)
 Class IB.......................    31.63         0.19          --         13.10        13.29        (0.16)
 For the Year Ended December 31,
  2002
 Class IA.......................    39.75(5)      0.15(5)       --         (8.01)(5)    (7.86)       (0.19)(5)
 Class IB.......................    39.68(5)      0.12(5)       --         (8.03)(5)    (7.91)       (0.14)(5)
HARTFORD DISCIPLINED EQUITY HLS
 FUND
 For the Six-Month Period Ended
  June 30, 2007 (Unaudited)
 Class IA.......................    14.08         0.08          --          1.16         1.24        (0.01)
 Class IB.......................    14.01         0.07          --          1.13         1.20        (0.01)
 For the Year Ended December 31,
  2006
 Class IA.......................    12.66         0.14        0.01          1.42         1.57        (0.15)
 Class IB.......................    12.58         0.13        0.01          1.39         1.53        (0.10)
 For the Year Ended December 31,
  2005
 Class IA.......................    12.02         0.12          --          0.67         0.79        (0.15)
 Class IB.......................    11.93         0.08          --          0.68         0.76        (0.11)
 For the Year Ended December 31,
  2004
 Class IA.......................    11.20         0.16          --          0.79         0.95        (0.13)
 Class IB.......................    11.14         0.14          --          0.76         0.90        (0.11)
 For the Year Ended December 31,
  2003
 Class IA.......................     8.80         0.07          --          2.45         2.52        (0.12)
 Class IB.......................     8.75         0.05          --          2.43         2.48        (0.09)
 For the Year Ended December 31,
  2002
 Class IA.......................    11.72(5)      0.05(5)       --         (2.97)(5)    (2.92)          --(5)
 Class IB.......................    11.67(5)      0.04(5)       --         (2.96)(5)    (2.92)          --(5)

                                                   -- SELECTED PER-SHARE DATA(4) --
                                  -------------------------------------------------------------------
                                                                                                NET
                                                                                     NET       ASSET
                                  DISTRIBUTIONS                                    INCREASE    VALUE
                                      FROM                                        (DECREASE)     AT
                                    REALIZED      DISTRIBUTIONS                     IN NET      END
                                     CAPITAL          FROM            TOTAL         ASSET        OF
                                      GAINS          CAPITAL      DISTRIBUTIONS     VALUE      PERIOD
                                  -------------   -------------   -------------   ----------   ------
HARTFORD ADVISERS HLS FUND
 For the Six-Month Period Ended
  June 30, 2007 (Unaudited)
 Class IA.......................     $(0.36)         $   --          $(0.38)       $  1.28     $23.88
 Class IB.......................      (0.36)             --           (0.38)          1.27     24.05
 For the Year Ended December 31,
  2006
 Class IA.......................      (1.77)             --           (2.34)          0.07     22.60
 Class IB.......................      (1.77)             --           (2.28)          0.08     22.78
 For the Year Ended December 31,
  2005
 Class IA.......................      (1.04)          (0.36)          (2.17)         (0.51)    22.53
 Class IB.......................      (1.04)          (0.36)          (2.09)         (0.47)    22.70
 For the Year Ended December 31,
  2004
 Class IA.......................         --              --           (0.47)          0.37     23.04
 Class IB.......................         --              --           (0.42)          0.36     23.17
 For the Year Ended December 31,
  2003
 Class IA.......................         --              --           (0.52)          3.08     22.67
 Class IB.......................         --              --           (0.48)          3.09     22.81
 For the Year Ended December 31,
  2002
 Class IA.......................         --(5)           --           (0.26)         (3.85)    19.59(5)
 Class IB.......................         --(5)           --           (0.24)         (3.88)    19.72(5)
HARTFORD CAPITAL APPRECIATION
 HLS FUND
 For the Six-Month Period Ended
  June 30, 2007 (Unaudited)
 Class IA.......................      (1.98)             --           (2.01)          4.13     57.62
 Class IB.......................      (1.98)             --           (2.01)          4.03     57.24
 For the Year Ended December 31,
  2006
 Class IA.......................      (7.16)             --           (7.92)          0.50     53.49
 Class IB.......................      (7.16)             --           (7.77)          0.46     53.21
 For the Year Ended December 31,
  2005
 Class IA.......................      (7.94)             --           (8.46)         (0.44)    52.99
 Class IB.......................      (7.94)             --           (8.27)         (0.43)    52.75
 For the Year Ended December 31,
  2004
 Class IA.......................         --              --           (0.17)          8.52     53.43
 Class IB.......................         --              --           (0.11)          8.42     53.18
 For the Year Ended December 31,
  2003
 Class IA.......................         --              --           (0.22)         13.21     44.91
 Class IB.......................         --              --           (0.16)         13.13     44.76
 For the Year Ended December 31,
  2002
 Class IA.......................         --(5)           --           (0.19)         (8.05)    31.70(5)
 Class IB.......................         --(5)           --           (0.14)         (8.05)    31.63(5)
HARTFORD DISCIPLINED EQUITY HLS
 FUND
 For the Six-Month Period Ended
  June 30, 2007 (Unaudited)
 Class IA.......................         --              --           (0.01)          1.23     15.31
 Class IB.......................         --              --           (0.01)          1.19     15.20
 For the Year Ended December 31,
  2006
 Class IA.......................         --              --           (0.15)          1.42     14.08
 Class IB.......................         --              --           (0.10)          1.43     14.01
 For the Year Ended December 31,
  2005
 Class IA.......................         --              --           (0.15)          0.64     12.66
 Class IB.......................         --              --           (0.11)          0.65     12.58
 For the Year Ended December 31,
  2004
 Class IA.......................         --              --           (0.13)          0.82     12.02
 Class IB.......................         --              --           (0.11)          0.79     11.93
 For the Year Ended December 31,
  2003
 Class IA.......................         --              --           (0.12)          2.40     11.20
 Class IB.......................         --              --           (0.09)          2.39     11.14
 For the Year Ended December 31,
  2002
 Class IA.......................         --(5)           --              --          (2.92)     8.80(5)
 Class IB.......................         --(5)           --              --          (2.92)     8.75(5)

                                                     -- RATIOS AND SUPPLEMENTAL DATA --
                                  -------------------------------------------------------------------------
                                                                                      RATIO OF
                                                            RATIO OF     RATIO OF       NET
                                                            EXPENSES     EXPENSES    INVESTMENT
                                                 NET       TO AVERAGE   TO AVERAGE     INCOME
                                                ASSETS     NET ASSETS   NET ASSETS   TO AVERAGE   PORTFOLIO
                                  TOTAL       AT END OF      BEFORE       AFTER         NET       TURNOVER
                                  RETURN        PERIOD     WAIVERS(3)   WAIVERS(3)     ASSETS      RATE(6)
                                  ------      ----------   ----------   ----------   ----------   ---------
HARTFORD ADVISERS HLS FUND
 For the Six-Month Period Ended
  June 30, 2007 (Unaudited)
 Class IA.......................   7.35%(2)   $6,975,632      0.63%(1)     0.63%(1)     2.15%(1)      46%
 Class IB.......................   7.21(2)     1,214,110      0.88(1)      0.88(1)      1.90(1)       --
 For the Year Ended December 31,
  2006
 Class IA.......................   0.11(7)     7,207,926      0.64         0.64         2.24          87
 Class IB.......................  10.43(7)     1,252,293      0.89         0.89         1.99          --
 For the Year Ended December 31,
  2005
 Class IA.......................   0.07        8,157,354      0.66         0.65         1.96          89
 Class IB.......................   6.97        1,366,216      0.91         0.90         1.72          --
 For the Year Ended December 31,
  2004
 Class IA.......................   3.74        9,699,374      0.67         0.67         2.16          36
 Class IB.......................   3.48        1,462,319      0.92         0.92         1.91          --
 For the Year Ended December 31,
  2003
 Class IA.......................  18.49       10,358,449      0.67         0.67         2.03          48
 Class IB.......................  18.20        1,263,641      0.92         0.92         1.78          --
 For the Year Ended December 31,
  2002
 Class IA.......................  (13.79)      9,249,397      0.67         0.67         2.29          47
 Class IB.......................  (13.99)        672,078      0.92         0.90         2.07          --
HARTFORD CAPITAL APPRECIATION
 HLS FUND
 For the Six-Month Period Ended
  June 30, 2007 (Unaudited)
 Class IA.......................  11.46(2)    12,199,407      0.65(1)      0.65(1)      0.81(1)       51
 Class IB.......................  11.32(2)     2,907,313      0.90(1)      0.90(1)      0.56(1)       --
 For the Year Ended December 31,
  2006
 Class IA.......................  16.61(7)    11,746,831      0.67         0.67         0.82          73
 Class IB.......................  16.32(7)     2,810,587      0.92         0.92         0.57          --
 For the Year Ended December 31,
  2005
 Class IA.......................  15.55       11,317,561      0.70         0.70         0.78          97
 Class IB.......................  15.26        2,793,612      0.95         0.95         0.53          --
 For the Year Ended December 31,
  2004
 Class IA.......................  19.36       10,751,945      0.70         0.70         0.77          89
 Class IB.......................  19.07        2,505,798      0.95         0.95         0.52          --
 For the Year Ended December 31,
  2003
 Class IA.......................  42.38        8,912,749      0.69         0.69         0.77          94
 Class IB.......................  42.02        1,579,399      0.94         0.94         0.52          --
 For the Year Ended December 31,
  2002
 Class IA.......................  (19.70)      6,240,859      0.69         0.69         0.64          94
 Class IB.......................  (19.88)        588,013      0.94         0.92         0.41          --
HARTFORD DISCIPLINED EQUITY HLS
 FUND
 For the Six-Month Period Ended
  June 30, 2007 (Unaudited)
 Class IA.......................   8.73(2)     1,621,203      0.70(1)      0.70(1)      1.14(1)       44
 Class IB.......................   8.59(2)       365,423      0.95(1)      0.95(1)      0.89(1)       --
 For the Year Ended December 31,
  2006
 Class IA.......................  12.45(7)     1,401,619      0.72         0.72         1.19          63
 Class IB.......................  12.17(7)       354,559      0.97         0.97         0.93          --
 For the Year Ended December 31,
  2005
 Class IA.......................   6.58        1,019,703      0.74         0.74         1.07          58
 Class IB.......................   6.31          340,108      0.99         0.99         0.82          --
 For the Year Ended December 31,
  2004
 Class IA.......................   8.41          770,938      0.75         0.75         1.53          62
 Class IB.......................   8.14          270,171      1.00         1.00         1.28          --
 For the Year Ended December 31,
  2003
 Class IA.......................  28.82          685,888      0.78         0.78         0.89          73
 Class IB.......................  28.50          155,810      1.03         1.03         0.64          --
 For the Year Ended December 31,
  2002
 Class IA.......................  (24.65)        460,807      0.79         0.79         0.65          92
 Class IB.......................  (24.85)         58,930      1.04         1.02         0.42          --

 HARTFORD SERIES FUND, INC. AND HARTFORD HLS SERIES FUND II, INC.

--------------------------------------------------------------------------------

                                                       -- SELECTED PER-SHARE DATA(4) --
                                  --------------------------------------------------------------------------
                                                                           NET
                                                                        REALIZED
                                                                           AND
                                  NET ASSET      NET        PAYMENT    UNREALIZED      TOTAL      DIVIDENDS
                                  VALUE AT    INVESTMENT     FROM         GAIN          FROM       FROM NET
                                  BEGINNING     INCOME       (TO)       (LOSS) ON    INVESTMENT   INVESTMENT
                                  OF PERIOD     (LOSS)     AFFILIATE   INVESTMENTS   OPERATIONS     INCOME
                                  ---------   ----------   ---------   -----------   ----------   ----------
HARTFORD DIVIDEND AND GROWTH HLS
 FUND
 For the Six-Month Period Ended
  June 30, 2007 (Unaudited)
 Class IA.......................   $22.79       $ 0.21       $  --       $  1.88      $  2.09       $(0.01)
 Class IB.......................    22.72         0.19          --          1.86         2.05        (0.01)
 For the Year Ended December 31,
  2006
 Class IA.......................    20.74         0.40        0.01          3.77         4.18        (0.41)
 Class IB.......................    20.68         0.35        0.01          3.74         4.10        (0.34)
 For the Year Ended December 31,
  2005
 Class IA.......................    20.83         0.36          --          0.87         1.23        (0.40)
 Class IB.......................    20.76         0.29          --          0.89         1.18        (0.34)
 For the Year Ended December 31,
  2004
 Class IA.......................    18.77         0.32          --          2.01         2.33        (0.27)
 Class IB.......................    18.72         0.27          --          2.00         2.27        (0.23)
 For the Year Ended December 31,
  2003
 Class IA.......................    15.09         0.24          --          3.79         4.03        (0.25)
 Class IB.......................    15.07         0.21          --          3.76         3.97        (0.22)
 For the Year Ended December 31,
  2002
 Class IA.......................    18.80(5)      0.25(5)       --         (3.64)(5)    (3.39)       (0.23)(5)
 Class IB.......................    18.79(5)      0.24(5)       --         (3.66)(5)    (3.42)       (0.21)(5)
HARTFORD EQUITY INCOME FUND
 For the Six-Month Period Ended
  June 30, 2007 (Unaudited)
 Class IA.......................    14.20         0.15          --          0.83         0.98        (0.02)
 Class IB.......................    14.19         0.14          --          0.82         0.96        (0.02)
 For the Year Ended December 31,
  2006
 Class IA.......................    12.01         0.26          --          2.22         2.48        (0.26)
 Class IB.......................    11.98         0.25          --          2.20         2.45        (0.21)
 For the Year Ended December 31,
  2005
 Class IA.......................    11.64         0.21          --          0.36         0.57        (0.20)
 Class IB.......................    11.62         0.17          --          0.36         0.53        (0.17)
 For the Year Ended December 31,
  2004
 Class IA.......................    10.75         0.12          --          0.89         1.01        (0.12)
 Class IB.......................    10.74         0.10          --          0.88         0.98        (0.10)
 From inception October 31, 2003
  through December 31, 2003
 Class IA.......................    10.00         0.02          --          0.75         0.77        (0.02)
 Class IB.......................    10.00         0.02          --          0.74         0.76        (0.02)
HARTFORD FUNDAMENTAL GROWTH HLS
 FUND(9)
 For the Six-Month Period Ended
  June 30, 2007 (Unaudited)
 Class IA.......................    10.56         0.01          --          1.05         1.06        (0.01)
 Class IB.......................    10.54           --          --          1.04         1.04        (0.01)
 For the Year Ended December 31,
  2006
 Class IA.......................    10.56         0.09        0.01          0.82         0.92        (0.09)
 Class IB.......................    10.53         0.06        0.01          0.82         0.89        (0.05)
 For the Year Ended December 31,
  2005
 Class IA.......................    10.18         0.10          --          0.87         0.97        (0.19)
 Class IB.......................    10.13         0.04          --          0.89         0.93        (0.13)
 For the Year Ended December 31,
  2004
 Class IA.......................     9.90         0.10          --          0.21         0.31        (0.03)
 Class IB.......................     9.86         0.08          --          0.20         0.28        (0.01)
 For the Year Ended December 31,
  2003
 Class IA.......................     7.74         0.03          --          2.16         2.19        (0.03)
 Class IB.......................     7.71         0.02          --          2.15         2.17        (0.02)
 For the Year Ended December 31,
  2002
 Class IA.......................    10.38(5)      0.03(5)       --         (2.66)(5)    (2.63)          --(5)
 Class IB.......................    10.37(5)      0.02(5)       --         (2.67)(5)    (2.65)          --(5)

                                                   -- SELECTED PER-SHARE DATA(4) --
                                  -------------------------------------------------------------------
                                                                                                NET
                                                                                     NET       ASSET
                                  DISTRIBUTIONS                                    INCREASE    VALUE
                                      FROM                                        (DECREASE)     AT
                                    REALIZED      DISTRIBUTIONS                     IN NET      END
                                     CAPITAL          FROM            TOTAL         ASSET        OF
                                      GAINS          CAPITAL      DISTRIBUTIONS     VALUE      PERIOD
                                  -------------   -------------   -------------   ----------   ------
HARTFORD DIVIDEND AND GROWTH HLS
 FUND
 For the Six-Month Period Ended
  June 30, 2007 (Unaudited)
 Class IA.......................     $(0.28)         $   --          $(0.29)       $  1.80     $24.59
 Class IB.......................      (0.28)             --           (0.29)          1.76     24.48
 For the Year Ended December 31,
  2006
 Class IA.......................      (1.72)             --           (2.13)          2.05     22.79
 Class IB.......................      (1.72)             --           (2.06)          2.04     22.72
 For the Year Ended December 31,
  2005
 Class IA.......................      (0.92)             --           (1.32)         (0.09)    20.74
 Class IB.......................      (0.92)             --           (1.26)         (0.08)    20.68
 For the Year Ended December 31,
  2004
 Class IA.......................         --              --           (0.27)          2.06     20.83
 Class IB.......................         --              --           (0.23)          2.04     20.76
 For the Year Ended December 31,
  2003
 Class IA.......................      (0.10)             --           (0.35)          3.68     18.77
 Class IB.......................      (0.10)             --           (0.32)          3.65     18.72
 For the Year Ended December 31,
  2002
 Class IA.......................      (0.09)(5)          --           (0.32)         (3.71)    15.09(5)
 Class IB.......................      (0.09)(5)          --           (0.30)         (3.72)    15.07(5)
HARTFORD EQUITY INCOME FUND
 For the Six-Month Period Ended
  June 30, 2007 (Unaudited)
 Class IA.......................      (0.50)             --           (0.52)          0.46     14.66
 Class IB.......................      (0.50)             --           (0.52)          0.44     14.63
 For the Year Ended December 31,
  2006
 Class IA.......................      (0.03)             --           (0.29)          2.19     14.20
 Class IB.......................      (0.03)             --           (0.24)          2.21     14.19
 For the Year Ended December 31,
  2005
 Class IA.......................         --              --           (0.20)          0.37     12.01
 Class IB.......................         --              --           (0.17)          0.36     11.98
 For the Year Ended December 31,
  2004
 Class IA.......................         --              --           (0.12)          0.89     11.64
 Class IB.......................         --              --           (0.10)          0.88     11.62
 From inception October 31, 2003
  through December 31, 2003
 Class IA.......................         --              --           (0.02)          0.75     10.75
 Class IB.......................         --              --           (0.02)          0.74     10.74
HARTFORD FUNDAMENTAL GROWTH HLS
 FUND(9)
 For the Six-Month Period Ended
  June 30, 2007 (Unaudited)
 Class IA.......................      (0.94)             --           (0.95)          0.11     10.67
 Class IB.......................      (0.94)             --           (0.95)          0.09     10.63
 For the Year Ended December 31,
  2006
 Class IA.......................      (0.83)             --           (0.92)            --     10.56
 Class IB.......................      (0.83)             --           (0.88)          0.01     10.54
 For the Year Ended December 31,
  2005
 Class IA.......................      (0.40)             --           (0.59)          0.38     10.56
 Class IB.......................      (0.40)             --           (0.53)          0.40     10.53
 For the Year Ended December 31,
  2004
 Class IA.......................         --              --           (0.03)          0.28     10.18
 Class IB.......................         --              --           (0.01)          0.27     10.13
 For the Year Ended December 31,
  2003
 Class IA.......................         --              --           (0.03)          2.16      9.90
 Class IB.......................         --              --           (0.02)          2.15      9.86
 For the Year Ended December 31,
  2002
 Class IA.......................      (0.01)(5)          --           (0.01)         (2.64)     7.74(5)
 Class IB.......................      (0.01)(5)          --           (0.01)         (2.66)     7.71(5)

                                                     -- RATIOS AND SUPPLEMENTAL DATA --
                                  -------------------------------------------------------------------------
                                                                                      RATIO OF
                                                            RATIO OF     RATIO OF       NET
                                                            EXPENSES     EXPENSES    INVESTMENT
                                                 NET       TO AVERAGE   TO AVERAGE     INCOME
                                                ASSETS     NET ASSETS   NET ASSETS   TO AVERAGE   PORTFOLIO
                                  TOTAL       AT END OF      BEFORE       AFTER         NET       TURNOVER
                                  RETURN        PERIOD     WAIVERS(3)   WAIVERS(3)     ASSETS      RATE(6)
                                  ------      ----------   ----------   ----------   ----------   ---------
HARTFORD DIVIDEND AND GROWTH HLS
 FUND
 For the Six-Month Period Ended
  June 30, 2007 (Unaudited)
 Class IA.......................   9.11(2)    $6,062,353      0.67%(1)     0.67%(1)     1.79%(1)      13%
 Class IB.......................   8.97(2)     1,636,572      0.92(1)      0.92(1)      1.54(1)       --
 For the Year Ended December 31,
  2006
 Class IA.......................  20.36(7)     5,671,552      0.67         0.67         1.77          27
 Class IB.......................  20.06(7)     1,603,952      0.92         0.92         1.52          --
 For the Year Ended December 31,
  2005
 Class IA.......................   5.96        4,978,773      0.67         0.67         1.70          26
 Class IB.......................   5.70        1,506,556      0.92         0.92         1.45          --
 For the Year Ended December 31,
  2004
 Class IA.......................  12.42        4,719,663      0.68         0.68         1.73          27
 Class IB.......................  12.14        1,393,412      0.93         0.93         1.48          --
 For the Year Ended December 31,
  2003
 Class IA.......................  26.80        3,927,415      0.69         0.69         1.61          31
 Class IB.......................  26.48          902,779      0.94         0.94         1.36          --
 For the Year Ended December 31,
  2002
 Class IA.......................  (14.23)      2,810,625      0.69         0.69         1.56          43
 Class IB.......................  (14.42)        327,617      0.94         0.92         1.33          --
HARTFORD EQUITY INCOME FUND
 For the Six-Month Period Ended
  June 30, 2007 (Unaudited)
 Class IA.......................   6.76(2)       411,786      0.83(1)      0.83(1)      2.22(1)        9
 Class IB.......................   6.63(2)       112,874      1.08(1)      1.08(1)      1.97(1)       --
 For the Year Ended December 31,
  2006
 Class IA.......................  20.79          360,210      0.85         0.75         2.32          28
 Class IB.......................  20.49          106,733      1.10         1.00         2.07          --
 For the Year Ended December 31,
  2005
 Class IA.......................   4.81          231,151      0.86         0.76         2.27          21
 Class IB.......................   4.56           79,417      1.11         1.01         2.03          --
 For the Year Ended December 31,
  2004
 Class IA.......................   9.43           90,197      0.90         0.90         1.99          18
 Class IB.......................   9.16           24,876      1.15         1.15         1.74          --
 From inception October 31, 2003
  through December 31, 2003
 Class IA.......................  26.80(2)         8,511      1.13(1)      1.13(1)      1.50(1)        2
 Class IB.......................  26.48(2)         1,609      1.38(1)      1.38(1)      1.25(1)       --
HARTFORD FUNDAMENTAL GROWTH HLS
 FUND(9)
 For the Six-Month Period Ended
  June 30, 2007 (Unaudited)
 Class IA.......................   9.91(2)        50,614      0.89(1)      0.89(1)      0.28(1)      114
 Class IB.......................   9.77(2)        34,107      1.14(1)      1.14(1)      0.03(1)       --
 For the Year Ended December 31,
  2006
 Class IA.......................   9.72(7)        48,852      0.94         0.85         0.80         112
 Class IB.......................   9.45(7)        34,041      1.19         1.10         0.55          --
 For the Year Ended December 31,
  2005
 Class IA.......................   9.88           52,679      0.92         0.91         0.77         136
 Class IB.......................   9.60           41,972      1.17         1.16         0.52          --
 For the Year Ended December 31,
  2004
 Class IA.......................   3.16           49,519      0.90         0.90         1.06         111
 Class IB.......................   2.90           41,587      1.15         1.15         0.81          --
 For the Year Ended December 31,
  2003
 Class IA.......................  28.37           49,891      0.90         0.90         0.40         129
 Class IB.......................  28.05           39,674      1.15         1.15         0.15          --
 For the Year Ended December 31,
  2002
 Class IA.......................  (24.59)         35,237      0.88         0.88         0.40         212
 Class IB.......................  (24.76)         18,361      1.13         1.11         0.17          --

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

                                                       -- SELECTED PER-SHARE DATA(4) --
                                  --------------------------------------------------------------------------
                                                                           NET
                                                                        REALIZED
                                                                           AND
                                  NET ASSET      NET        PAYMENT    UNREALIZED      TOTAL      DIVIDENDS
                                  VALUE AT    INVESTMENT     FROM         GAIN          FROM       FROM NET
                                  BEGINNING     INCOME       (TO)       (LOSS) ON    INVESTMENT   INVESTMENT
                                  OF PERIOD     (LOSS)     AFFILIATE   INVESTMENTS   OPERATIONS     INCOME
                                  ---------   ----------   ---------   -----------   ----------   ----------
HARTFORD GLOBAL ADVISERS HLS
 FUND
 For the Six-Month Period Ended
  June 30, 2007 (Unaudited)
 Class IA.......................   $12.71       $ 0.13       $  --       $  0.64      $  0.77       $   --
 Class IB.......................    12.67         0.11          --          0.63         0.74           --
 For the Year Ended December 31,
  2006
 Class IA.......................    12.48         0.23        0.02          0.83         1.08        (0.38)
 Class IB.......................    12.41         0.20        0.02          0.83         1.05        (0.32)
 For the Year Ended December 31,
  2005
 Class IA.......................    12.53         0.21          --          0.20         0.41        (0.46)
 Class IB.......................    12.44         0.23          --          0.14         0.37        (0.40)
 For the Year Ended December 31,
  2004
 Class IA.......................    11.15         0.19          --          1.19         1.38           --
 Class IB.......................    11.09         0.14          --          1.21         1.35           --
 For the Year Ended December 31,
  2003
 Class IA.......................     9.16         0.12          --          1.95         2.07        (0.08)
 Class IB.......................     9.12         0.11          --          1.93         2.04        (0.07)
 For the Year Ended December 31,
  2002
 Class IA.......................    10.07(5)     (0.50)(5)      --         (0.41)(5)    (0.91)          --(5)
 Class IB.......................    10.05(5)     (0.41)(5)      --         (0.52)(5)    (0.93)          --(5)
HARTFORD GLOBAL COMMUNICATIONS
 HLS FUND
 For the Six-Month Period Ended
  June 30, 2007 (Unaudited)
 Class IA.......................     9.79         0.05          --          0.95         1.00        (0.02)
 Class IB.......................     9.75         0.04          --          0.95         0.99        (0.02)
 For the Year Ended December 31,
  2006
 Class IA.......................    10.05         0.18          --          1.47         1.65        (0.18)
 Class IB.......................    10.02         0.14          --          1.47         1.61        (0.15)
 For the Year Ended December 31,
  2005
 Class IA.......................     8.84         0.27          --          1.33         1.60        (0.37)
 Class IB.......................     8.79         0.23          --          1.35         1.58        (0.33)
 For the Year Ended December 31,
  2004
 Class IA.......................     7.17         0.16          --          1.51         1.67           --
 Class IB.......................     7.15         0.15          --          1.49         1.64           --
 For the Year Ended December 31,
  2003
 Class IA.......................     4.47         0.01          --          2.69         2.70           --
 Class IB.......................     4.47         0.01          --          2.67         2.68           --
 For the Year Ended December 31,
  2002
 Class IA.......................     6.37(5)      0.01(5)       --         (1.89)(5)    (1.88)       (0.02)(5)
 Class IB.......................     6.37(5)      0.01(5)       --         (1.89)(5)    (1.88)       (0.02)(5)
HARTFORD GLOBAL FINANCIAL
 SERVICES HLS FUND
 For the Six-Month Period Ended
  June 30, 2007 (Unaudited)
 Class IA.......................    13.16         0.15          --          0.28         0.43        (0.01)
 Class IB.......................    13.15         0.13          --          0.28         0.41        (0.01)
 For the Year Ended December 31,
  2006
 Class IA.......................    11.57         0.21          --          2.11         2.32        (0.23)
 Class IB.......................    11.55         0.18          --          2.09         2.27        (0.17)
 For the Year Ended December 31,
  2005
 Class IA.......................    10.85         0.21          --          0.89         1.10        (0.37)
 Class IB.......................    10.79         0.15          --          0.93         1.08        (0.31)
 For the Year Ended December 31,
  2004
 Class IA.......................     9.65         0.18          --          1.02         1.20           --
 Class IB.......................     9.63         0.17          --          0.99         1.16           --
 For the Year Ended December 31,
  2003
 Class IA.......................     7.51         0.13          --          2.14         2.27        (0.13)
 Class IB.......................     7.50         0.11          --          2.13         2.24        (0.11)
 For the Year Ended December 31,
  2002
 Class IA.......................     9.37(5)      0.08(5)       --         (1.86)(5)    (1.78)       (0.08)(5)
 Class IB.......................     9.36(5)      0.07(5)       --         (1.86)(5)    (1.79)       (0.07)(5)

                                                   -- SELECTED PER-SHARE DATA(4) --
                                  -------------------------------------------------------------------
                                                                                                NET
                                                                                     NET       ASSET
                                  DISTRIBUTIONS                                    INCREASE    VALUE
                                      FROM                                        (DECREASE)     AT
                                    REALIZED      DISTRIBUTIONS                     IN NET      END
                                     CAPITAL          FROM            TOTAL         ASSET        OF
                                      GAINS          CAPITAL      DISTRIBUTIONS     VALUE      PERIOD
                                  -------------   -------------   -------------   ----------   ------
HARTFORD GLOBAL ADVISERS HLS
 FUND
 For the Six-Month Period Ended
  June 30, 2007 (Unaudited)
 Class IA.......................     $(0.29)         $   --          $(0.29)       $  0.48     $13.19
 Class IB.......................      (0.29)             --           (0.29)          0.45     13.12
 For the Year Ended December 31,
  2006
 Class IA.......................      (0.47)             --           (0.85)          0.23     12.71
 Class IB.......................      (0.47)             --           (0.79)          0.26     12.67
 For the Year Ended December 31,
  2005
 Class IA.......................         --              --           (0.46)         (0.05)    12.48
 Class IB.......................         --              --           (0.40)         (0.03)    12.41
 For the Year Ended December 31,
  2004
 Class IA.......................         --              --              --           1.38     12.53
 Class IB.......................         --              --              --           1.35     12.44
 For the Year Ended December 31,
  2003
 Class IA.......................         --              --           (0.08)          1.99     11.15
 Class IB.......................         --              --           (0.07)          1.97     11.09
 For the Year Ended December 31,
  2002
 Class IA.......................         --(5)           --              --          (0.91)     9.16(5)
 Class IB.......................         --(5)           --              --          (0.93)     9.12(5)
HARTFORD GLOBAL COMMUNICATIONS
 HLS FUND
 For the Six-Month Period Ended
  June 30, 2007 (Unaudited)
 Class IA.......................      (2.02)             --           (2.04)         (1.04)     8.75
 Class IB.......................      (2.02)             --           (2.04)         (1.05)     8.70
 For the Year Ended December 31,
  2006
 Class IA.......................      (1.73)             --           (1.91)         (0.26)     9.79
 Class IB.......................      (1.73)             --           (1.88)         (0.27)     9.75
 For the Year Ended December 31,
  2005
 Class IA.......................      (0.02)             --           (0.39)          1.21     10.05
 Class IB.......................      (0.02)             --           (0.35)          1.23     10.02
 For the Year Ended December 31,
  2004
 Class IA.......................         --              --              --           1.67      8.84
 Class IB.......................         --              --              --           1.64      8.79
 For the Year Ended December 31,
  2003
 Class IA.......................         --              --              --           2.70      7.17
 Class IB.......................         --              --              --           2.68      7.15
 For the Year Ended December 31,
  2002
 Class IA.......................         --(5)           --           (0.02)         (1.90)     4.47(5)
 Class IB.......................         --(5)           --           (0.02)         (1.90)     4.47(5)
HARTFORD GLOBAL FINANCIAL
 SERVICES HLS FUND
 For the Six-Month Period Ended
  June 30, 2007 (Unaudited)
 Class IA.......................      (2.81)             --           (2.82)         (2.39)    10.77
 Class IB.......................      (2.81)             --           (2.82)         (2.41)    10.74
 For the Year Ended December 31,
  2006
 Class IA.......................      (0.50)             --           (0.73)          1.59     13.16
 Class IB.......................      (0.50)             --           (0.67)          1.60     13.15
 For the Year Ended December 31,
  2005
 Class IA.......................      (0.01)             --           (0.38)          0.72     11.57
 Class IB.......................      (0.01)             --           (0.32)          0.76     11.55
 For the Year Ended December 31,
  2004
 Class IA.......................         --              --              --           1.20     10.85
 Class IB.......................         --              --              --           1.16     10.79
 For the Year Ended December 31,
  2003
 Class IA.......................         --              --           (0.13)          2.14      9.65
 Class IB.......................         --              --           (0.11)          2.13      9.63
 For the Year Ended December 31,
  2002
 Class IA.......................         --(5)           --           (0.08)         (1.86)     7.51(5)
 Class IB.......................         --(5)           --           (0.07)         (1.86)     7.50(5)

                                                     -- RATIOS AND SUPPLEMENTAL DATA --
                                  -------------------------------------------------------------------------
                                                                                      RATIO OF
                                                            RATIO OF     RATIO OF       NET
                                                            EXPENSES     EXPENSES    INVESTMENT
                                                 NET       TO AVERAGE   TO AVERAGE     INCOME
                                                ASSETS     NET ASSETS   NET ASSETS   TO AVERAGE   PORTFOLIO
                                  TOTAL       AT END OF      BEFORE       AFTER         NET       TURNOVER
                                  RETURN        PERIOD     WAIVERS(3)   WAIVERS(3)     ASSETS      RATE(6)
                                  ------      ----------   ----------   ----------   ----------   ---------
HARTFORD GLOBAL ADVISERS HLS
 FUND
 For the Six-Month Period Ended
  June 30, 2007 (Unaudited)
 Class IA.......................   6.03(2)    $  299,769      0.83%(1)     0.83%(1)     1.93%(1)      36%
 Class IB.......................   5.90(2)        63,947      1.08(1)      1.08(1)      1.68(1)       --
 For the Year Ended December 31,
  2006
 Class IA.......................   8.84(7)       306,498      0.82         0.82         1.73          88
 Class IB.......................   8.56(7)        64,076      1.07         1.07         1.48          --
 For the Year Ended December 31,
  2005
 Class IA.......................   3.37          332,169      0.83         0.83         1.59         502
 Class IB.......................   3.11           71,346      1.09         1.09         1.33          --
 For the Year Ended December 31,
  2004
 Class IA.......................  12.75          362,757      0.84         0.84         1.27         511
 Class IB.......................  12.47           86,937      1.09         1.09         1.02          --
 For the Year Ended December 31,
  2003
 Class IA.......................  22.26          312,492      0.84         0.84         1.26         455
 Class IB.......................  21.97           41,594      1.09         1.09         1.01          --
 For the Year Ended December 31,
  2002
 Class IA.......................  (8.95)         269,329      0.83         0.83         2.05         288
 Class IB.......................  (9.15)          16,078      1.08         1.06         1.82          --
HARTFORD GLOBAL COMMUNICATIONS
 HLS FUND
 For the Six-Month Period Ended
  June 30, 2007 (Unaudited)
 Class IA.......................  10.11(2)        14,834      0.97(1)      0.97(1)      1.21(1)       58
 Class IB.......................   9.97(2)        13,639      1.22(1)      1.22(1)      0.95(1)       --
 For the Year Ended December 31,
  2006
 Class IA.......................  22.03(7)        14,745      1.05         0.68         1.80          54
 Class IB.......................  21.72(7)        13,510      1.30         0.93         1.54          --
 For the Year Ended December 31,
  2005
 Class IA.......................  18.61           16,542      1.00         0.85         2.55          66
 Class IB.......................  18.32           12,412      1.25         1.09         2.26          --
 For the Year Ended December 31,
  2004
 Class IA.......................  23.21           17,537      1.01         1.01         1.83          85
 Class IB.......................  22.90           12,119      1.26         1.26         1.58          --
 For the Year Ended December 31,
  2003
 Class IA.......................  60.37           17,302      1.01         1.01         0.19          90
 Class IB.......................  59.97           10,288      1.26         1.26        (0.06)         --
 For the Year Ended December 31,
  2002
 Class IA.......................  (29.36)          8,177      1.01         1.01         0.66         100
 Class IB.......................  (29.50)          2,707      1.26         1.24         0.43          --
HARTFORD GLOBAL FINANCIAL
 SERVICES HLS FUND
 For the Six-Month Period Ended
  June 30, 2007 (Unaudited)
 Class IA.......................   2.69(2)        19,497      0.95(1)      0.95(1)      2.62(1)       24
 Class IB.......................   2.56(2)        15,864      1.20(1)      1.20(1)      2.37(1)       --
 For the Year Ended December 31,
  2006
 Class IA.......................  20.81(7)        20,921      0.99         0.62         1.59          73
 Class IB.......................  20.51(7)        17,244      1.24         0.87         1.35          --
 For the Year Ended December 31,
  2005
 Class IA.......................  10.42           20,433      0.96         0.81         1.56          22
 Class IB.......................  10.14           18,131      1.21         1.06         1.31          --
 For the Year Ended December 31,
  2004
 Class IA.......................  12.35           22,010      0.98         0.98         1.84          77
 Class IB.......................  12.07           19,773      1.23         1.23         1.59          --
 For the Year Ended December 31,
  2003
 Class IA.......................  30.29           18,940      0.98         0.98         1.63         120
 Class IB.......................  29.96           16,056      1.23         1.23         1.38          --
 For the Year Ended December 31,
  2002
 Class IA.......................  (18.87)         15,486      1.15         1.15         1.11          80
 Class IB.......................  (19.04)          6,477      1.40         1.38         0.88          --

 HARTFORD SERIES FUND, INC. AND HARTFORD HLS SERIES FUND II, INC.

--------------------------------------------------------------------------------

                                                       -- SELECTED PER-SHARE DATA(4) --
                                  --------------------------------------------------------------------------
                                                                           NET
                                                                        REALIZED
                                                                           AND
                                  NET ASSET      NET        PAYMENT    UNREALIZED      TOTAL      DIVIDENDS
                                  VALUE AT    INVESTMENT     FROM         GAIN          FROM       FROM NET
                                  BEGINNING     INCOME       (TO)       (LOSS) ON    INVESTMENT   INVESTMENT
                                  OF PERIOD     (LOSS)     AFFILIATE   INVESTMENTS   OPERATIONS     INCOME
                                  ---------   ----------   ---------   -----------   ----------   ----------
HARTFORD GLOBAL GROWTH HLS
 FUND(9)
 For the Six-Month Period Ended
  June 30, 2007 (Unaudited)
 Class IA.......................   $20.09       $ 0.04       $  --       $  2.03      $  2.07       $(0.01)
 Class IB.......................    20.02         0.01          --          2.02         2.03        (0.01)
 For the Year Ended December 31,
  2006
 Class IA.......................    18.74         0.10        0.05          2.48         2.63        (0.16)
 Class IB.......................    18.66         0.05        0.05          2.47         2.57        (0.09)
 For the Year Ended December 31,
  2005
 Class IA.......................    18.41         0.14          --          0.33         0.47        (0.14)
 Class IB.......................    18.32         0.07          --          0.35         0.42        (0.08)
 For the Year Ended December 31,
  2004
 Class IA.......................    15.53         0.12          --          2.85         2.97        (0.09)
 Class IB.......................    15.47         0.10          --          2.82         2.92        (0.07)
 For the Year Ended December 31,
  2003
 Class IA.......................    11.50         0.07          --          4.02         4.09        (0.06)
 Class IB.......................    11.47         0.04          --          4.00         4.04        (0.04)
 For the Year Ended December 31,
  2002
 Class IA.......................    14.43(5)      0.13(5)       --         (2.95)(5)    (2.82)       (0.11)(5)
 Class IB.......................    14.40(5)      0.12(5)       --         (2.96)(5)    (2.84)       (0.09)(5)
HARTFORD GLOBAL HEALTH HLS FUND
 For the Six-Month Period Ended
  June 30, 2007 (Unaudited)
 Class IA.......................    16.84         0.03          --          0.67         0.70           --
 Class IB.......................    16.59         0.01          --          0.66         0.67           --
 For the Year Ended December 31,
  2006
 Class IA.......................    17.66         0.02          --          1.75         1.77        (0.01)
 Class IB.......................    17.47        (0.02)         --          1.72         1.70           --
 For the Year Ended December 31,
  2005
 Class IA.......................    16.92         0.01          --          1.94         1.95        (0.01)
 Class IB.......................    16.78        (0.01)         --          1.90         1.89           --
 For the Year Ended December 31,
  2004
 Class IA.......................    15.52           --          --          1.95         1.95        (0.01)
 Class IB.......................    15.43        (0.01)         --          1.90         1.89           --
 For the Year Ended December 31,
  2003
 Class IA.......................    11.91         0.01          --          3.81         3.82        (0.01)
 Class IB.......................    11.85           --          --          3.78         3.78           --
 For the Year Ended December 31,
  2002
 Class IA.......................    14.72(5)      0.01(5)       --         (2.79)(5)    (2.78)          --(5)
 Class IB.......................    14.68(5)      0.01(5)       --         (2.81)(5)    (2.80)          --(5)
HARTFORD GLOBAL TECHNOLOGY HLS
 FUND
 For the Six-Month Period Ended
  June 30, 2007 (Unaudited)
 Class IA.......................     6.05        (0.01)         --          0.73         0.72           --
 Class IB.......................     5.97        (0.02)         --          0.73         0.71           --
 For the Year Ended December 31,
  2006
 Class IA.......................     5.48        (0.02)         --          0.59         0.57           --
 Class IB.......................     5.43        (0.04)         --          0.58         0.54           --
 For the Year Ended December 31,
  2005
 Class IA.......................     4.94        (0.02)         --          0.57         0.55        (0.01)
 Class IB.......................     4.90        (0.03)         --          0.56         0.53           --
 For the Year Ended December 31,
  2004
 Class IA.......................     4.88           --          --          0.06         0.06           --
 Class IB.......................     4.84         0.01          --          0.05         0.06           --
 For the Year Ended December 31,
  2003
 Class IA.......................     3.02           --          --          1.86         1.86           --
 Class IB.......................     3.01           --          --          1.83         1.83           --
 For the Year Ended December 31,
  2002
 Class IA.......................     4.92(5)     (0.05)(5)      --         (1.85)(5)    (1.90)          --(5)
 Class IB.......................     4.90(5)     (0.04)(5)      --         (1.85)(5)    (1.89)          --(5)

                                                   -- SELECTED PER-SHARE DATA(4) --
                                  -------------------------------------------------------------------
                                                                                                NET
                                                                                     NET       ASSET
                                  DISTRIBUTIONS                                    INCREASE    VALUE
                                      FROM                                        (DECREASE)     AT
                                    REALIZED      DISTRIBUTIONS                     IN NET      END
                                     CAPITAL          FROM            TOTAL         ASSET        OF
                                      GAINS          CAPITAL      DISTRIBUTIONS     VALUE      PERIOD
                                  -------------   -------------   -------------   ----------   ------
HARTFORD GLOBAL GROWTH HLS
 FUND(9)
 For the Six-Month Period Ended
  June 30, 2007 (Unaudited)
 Class IA.......................     $(0.58)         $   --          $(0.59)       $  1.48     $21.57
 Class IB.......................      (0.58)             --           (0.59)          1.44     21.46
 For the Year Ended December 31,
  2006
 Class IA.......................      (1.12)             --           (1.28)          1.35     20.09
 Class IB.......................      (1.12)             --           (1.21)          1.36     20.02
 For the Year Ended December 31,
  2005
 Class IA.......................         --              --           (0.14)          0.33     18.74
 Class IB.......................         --              --           (0.08)          0.34     18.66
 For the Year Ended December 31,
  2004
 Class IA.......................         --              --           (0.09)          2.88     18.41
 Class IB.......................         --              --           (0.07)          2.85     18.32
 For the Year Ended December 31,
  2003
 Class IA.......................         --              --           (0.06)          4.03     15.53
 Class IB.......................         --              --           (0.04)          4.00     15.47
 For the Year Ended December 31,
  2002
 Class IA.......................         --(5)           --           (0.11)         (2.93)    11.50(5)
 Class IB.......................         --(5)           --           (0.09)         (2.93)    11.47(5)
HARTFORD GLOBAL HEALTH HLS FUND
 For the Six-Month Period Ended
  June 30, 2007 (Unaudited)
 Class IA.......................      (0.47)             --           (0.47)          0.23     17.07
 Class IB.......................      (0.47)             --           (0.47)          0.20     16.79
 For the Year Ended December 31,
  2006
 Class IA.......................      (2.58)             --           (2.59)         (0.82)    16.84
 Class IB.......................      (2.58)             --           (2.58)         (0.88)    16.59
 For the Year Ended December 31,
  2005
 Class IA.......................      (1.20)             --           (1.21)          0.74     17.66
 Class IB.......................      (1.20)             --           (1.20)          0.69     17.47
 For the Year Ended December 31,
  2004
 Class IA.......................      (0.54)             --           (0.55)          1.40     16.92
 Class IB.......................      (0.54)             --           (0.54)          1.35     16.78
 For the Year Ended December 31,
  2003
 Class IA.......................      (0.20)             --           (0.21)          3.61     15.52
 Class IB.......................      (0.20)             --           (0.20)          3.58     15.43
 For the Year Ended December 31,
  2002
 Class IA.......................      (0.03)(5)          --           (0.03)         (2.81)    11.91(5)
 Class IB.......................      (0.03)(5)          --           (0.03)         (2.83)    11.85(5)
HARTFORD GLOBAL TECHNOLOGY HLS
 FUND
 For the Six-Month Period Ended
  June 30, 2007 (Unaudited)
 Class IA.......................         --              --              --           0.72      6.77
 Class IB.......................         --              --              --           0.71      6.68
 For the Year Ended December 31,
  2006
 Class IA.......................         --              --              --           0.57      6.05
 Class IB.......................         --              --              --           0.54      5.97
 For the Year Ended December 31,
  2005
 Class IA.......................         --              --           (0.01)          0.54      5.48
 Class IB.......................         --              --              --           0.53      5.43
 For the Year Ended December 31,
  2004
 Class IA.......................         --              --              --           0.06      4.94
 Class IB.......................         --              --              --           0.06      4.90
 For the Year Ended December 31,
  2003
 Class IA.......................         --              --              --           1.86      4.88
 Class IB.......................         --              --              --           1.83      4.84
 For the Year Ended December 31,
  2002
 Class IA.......................         --(5)           --              --          (1.90)     3.02(5)
 Class IB.......................         --(5)           --              --          (1.89)     3.01(5)

                                                     -- RATIOS AND SUPPLEMENTAL DATA --
                                  -------------------------------------------------------------------------
                                                                                      RATIO OF
                                                            RATIO OF     RATIO OF       NET
                                                            EXPENSES     EXPENSES    INVESTMENT
                                                 NET       TO AVERAGE   TO AVERAGE     INCOME
                                                ASSETS     NET ASSETS   NET ASSETS   TO AVERAGE   PORTFOLIO
                                  TOTAL       AT END OF      BEFORE       AFTER         NET       TURNOVER
                                  RETURN        PERIOD     WAIVERS(3)   WAIVERS(3)     ASSETS      RATE(6)
                                  ------      ----------   ----------   ----------   ----------   ---------
HARTFORD GLOBAL GROWTH HLS
 FUND(9)
 For the Six-Month Period Ended
  June 30, 2007 (Unaudited)
 Class IA.......................  10.27(2)    $  958,786      0.73%(1)     0.73%(1)     0.36%(1)      43%
 Class IB.......................  10.13(2)       289,279      0.98(1)      0.98(1)      0.11(1)       --
 For the Year Ended December 31,
  2006
 Class IA.......................  14.14(7)       942,258      0.76         0.76         0.48         116
 Class IB.......................  13.86(7)       280,283      1.01         1.01         0.23          --
 For the Year Ended December 31,
  2005
 Class IA.......................   2.59          935,539      0.77         0.77         0.74         262
 Class IB.......................   2.33          280,050      1.02         1.02         0.48          --
 For the Year Ended December 31,
  2004
 Class IA.......................  19.19        1,004,850      0.78         0.78         0.83         255
 Class IB.......................  18.89          273,202      1.03         1.03         0.58          --
 For the Year Ended December 31,
  2003
 Class IA.......................  35.57          728,049      0.80         0.80         0.54         292
 Class IB.......................  35.24          129,315      1.05         1.05         0.29          --
 For the Year Ended December 31,
  2002
 Class IA.......................  (19.51)        544,901      0.81         0.81         1.06         324
 Class IB.......................  (19.70)         55,421      1.06         1.03         0.84          --
HARTFORD GLOBAL HEALTH HLS FUND
 For the Six-Month Period Ended
  June 30, 2007 (Unaudited)
 Class IA.......................   4.13(2)       312,347      0.87(1)      0.87(1)      0.34(1)       15
 Class IB.......................   4.00(2)       117,346      1.12(1)      1.12(1)      0.09(1)       --
 For the Year Ended December 31,
  2006
 Class IA.......................  11.19(7)       319,896      0.88         0.88         0.11          34
 Class IB.......................  10.91(7)       119,000      1.13         1.13        (0.13)         --
 For the Year Ended December 31,
  2005
 Class IA.......................  12.43          309,235      0.87         0.87         0.12          46
 Class IB.......................  12.15          123,593      1.12         1.12        (0.13)         --
 For the Year Ended December 31,
  2004
 Class IA.......................  12.80          309,640      0.88         0.88         0.07          46
 Class IB.......................  12.52          125,592      1.13         1.13        (0.18)         --
 For the Year Ended December 31,
  2003
 Class IA.......................  32.31          268,844      0.89         0.89         0.15          37
 Class IB.......................  31.98          103,592      1.14         1.14        (0.10)         --
 For the Year Ended December 31,
  2002
 Class IA.......................  (16.97)        172,037      0.90         0.90         0.10          60
 Class IB.......................  (17.16)         48,470      1.15         1.13        (0.13)         --
HARTFORD GLOBAL TECHNOLOGY HLS
 FUND
 For the Six-Month Period Ended
  June 30, 2007 (Unaudited)
 Class IA.......................  12.04(2)       103,819      0.92(1)      0.92(1)     (0.46)(1)      70
 Class IB.......................  11.90(2)        45,334      1.17(1)      1.17(1)     (0.71)(1)      --
 For the Year Ended December 31,
  2006
 Class IA.......................  10.35(7)       104,147      0.96         0.96        (0.34)        135
 Class IB.......................  10.08(7)        44,413      1.21         1.21        (0.58)         --
 For the Year Ended December 31,
  2005
 Class IA.......................  11.15          103,808      0.95         0.95        (0.41)        117
 Class IB.......................  10.88           44,554      1.20         1.20        (0.66)         --
 For the Year Ended December 31,
  2004
 Class IA.......................   1.35          111,876      0.91         0.91         0.31         164
 Class IB.......................   1.10           46,112      1.16         1.16         0.06          --
 For the Year Ended December 31,
  2003
 Class IA.......................  61.50          138,243      0.90         0.90        (0.55)        157
 Class IB.......................  61.10           44,432      1.15         1.15        (0.80)         --
 For the Year Ended December 31,
  2002
 Class IA.......................  (38.59)         54,596      0.91         0.91        (0.69)        155
 Class IB.......................  (38.69)         13,609      1.16         1.13        (0.92)         --

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

                                                       -- SELECTED PER-SHARE DATA(4) --
                                  --------------------------------------------------------------------------
                                                                           NET
                                                                        REALIZED
                                                                           AND
                                  NET ASSET      NET        PAYMENT    UNREALIZED      TOTAL      DIVIDENDS
                                  VALUE AT    INVESTMENT     FROM         GAIN          FROM       FROM NET
                                  BEGINNING     INCOME       (TO)       (LOSS) ON    INVESTMENT   INVESTMENT
                                  OF PERIOD     (LOSS)     AFFILIATE   INVESTMENTS   OPERATIONS     INCOME
                                  ---------   ----------   ---------   -----------   ----------   ----------
HARTFORD GROWTH HLS FUND
 For the Six-Month Period Ended
  June 30, 2007 (Unaudited)
 Class IA.......................   $12.32       $ 0.01       $  --       $  1.01      $  1.02       $   --
 Class IB.......................    12.17        (0.01)         --          1.00         0.99           --
 For the Year Ended December 31,
  2006
 Class IA.......................    12.54         0.01        0.01          0.56         0.58        (0.01)
 Class IB.......................    12.42        (0.02)       0.01          0.55         0.54           --
 For the Year Ended December 31,
  2005
 Class IA.......................    12.47         0.01        0.01          0.53         0.55           --
 Class IB.......................    12.38        (0.04)       0.01          0.55         0.52           --
 For the Year Ended December 31,
  2004
 Class IA.......................    11.16         0.01          --          1.39         1.40           --
 Class IB.......................    11.11         0.01          --          1.35         1.36           --
 For the Year Ended December 31,
  2003
 Class IA.......................     8.66         0.01          --          2.85         2.86           --
 Class IB.......................     8.64        (0.02)         --          2.83         2.81           --
 From inception April 30, 2002
  through December 31, 2002
 Class IA.......................    10.00           --          --         (1.34)       (1.34)          --
 Class IB.......................    10.00           --          --         (1.36)       (1.36)          --
HARTFORD GROWTH OPPORTUNITIES
 HLS FUND
 For the Six-Month Period Ended
  June 30, 2007 (Unaudited)
 Class IA.......................    30.13         0.01          --          4.94         4.95        (0.01)
 Class IB.......................    29.90        (0.03)         --          4.90         4.87        (0.01)
 For the Year Ended December 31,
  2006
 Class IA.......................    30.07         0.22        0.03          3.27         3.52        (0.24)
 Class IB.......................    29.85         0.14        0.03          3.25         3.42        (0.15)
 For the Year Ended December 31,
  2005
 Class IA.......................    27.63         0.09        0.03          4.36         4.48        (0.06)
 Class IB.......................    27.44         0.01        0.03          4.35         4.39           --
 For the Year Ended December 31,
  2004
 Class IA.......................    23.57         0.05          --          4.01         4.06           --
 Class IB.......................    23.48         0.03          --          3.93         3.96           --
 For the Year Ended December 31,
  2003
 Class IA.......................    16.40         0.01          --          7.18         7.19           --
 Class IB.......................    16.37         0.01          --          7.12         7.13           --
 For the Year Ended December 31,
  2002
 Class IA.......................    22.66        (0.03)         --         (6.23)       (6.26)          --
 From inception April, 30 2002
  through December 31, 2002
 Class IB.......................    21.16        (0.01)         --         (4.78)       (4.79)          --
HARTFORD HIGH YIELD HLS FUND
 For the Six-Month Period Ended
  June 30, 2007 (Unaudited)
 Class IA.......................     9.35         0.34          --         (0.02)        0.32        (0.01)
 Class IB.......................     9.27         0.33          --         (0.03)        0.30        (0.01)
 For the Year Ended December 31,
  2006(8)
 Class IA.......................     9.80         0.72          --          0.31         1.03        (1.48)
 Class IB.......................     9.70         0.69          --          0.30         0.99        (1.42)
 For the Year Ended December 31,
  2005
 Class IA.......................    10.26         0.74        0.05         (0.58)        0.21        (0.67)
 Class IB.......................    10.17         0.71        0.05         (0.59)        0.17        (0.64)
 For the Year Ended December 31,
  2004
 Class IA.......................    10.06         0.58          --          0.12         0.70        (0.50)
 Class IB.......................     9.98         0.64          --          0.03         0.67        (0.48)
 For the Year Ended December 31,
  2003
 Class IA.......................     8.49         0.19          --          1.75         1.94        (0.37)
 Class IB.......................     8.44         0.28          --          1.63         1.91        (0.37)
 For the Year Ended December 31,
  2002
 Class IA.......................     9.64(5)      0.63(5)       --         (1.73)(5)    (1.10)       (0.05)(5)
 Class IB.......................     9.61(5)      0.49(5)       --         (1.61)(5)    (1.12)       (0.05)(5)

                                                   -- SELECTED PER-SHARE DATA(4) --
                                  -------------------------------------------------------------------
                                                                                                NET
                                                                                     NET       ASSET
                                  DISTRIBUTIONS                                    INCREASE    VALUE
                                      FROM                                        (DECREASE)     AT
                                    REALIZED      DISTRIBUTIONS                     IN NET      END
                                     CAPITAL          FROM            TOTAL         ASSET        OF
                                      GAINS          CAPITAL      DISTRIBUTIONS     VALUE      PERIOD
                                  -------------   -------------   -------------   ----------   ------
HARTFORD GROWTH HLS FUND
 For the Six-Month Period Ended
  June 30, 2007 (Unaudited)
 Class IA.......................     $(0.30)         $   --          $(0.30)       $  0.72     $13.04
 Class IB.......................      (0.30)             --           (0.30)          0.69     12.86
 For the Year Ended December 31,
  2006
 Class IA.......................      (0.79)             --           (0.80)         (0.22)    12.32
 Class IB.......................      (0.79)             --           (0.79)         (0.25)    12.17
 For the Year Ended December 31,
  2005
 Class IA.......................      (0.48)             --           (0.48)          0.07     12.54
 Class IB.......................      (0.48)             --           (0.48)          0.04     12.42
 For the Year Ended December 31,
  2004
 Class IA.......................      (0.09)             --           (0.09)          1.31     12.47
 Class IB.......................      (0.09)             --           (0.09)          1.27     12.38
 For the Year Ended December 31,
  2003
 Class IA.......................      (0.34)             --           (0.34)          2.52     11.16
 Class IB.......................      (0.34)             --           (0.34)          2.47     11.11
 From inception April 30, 2002
  through December 31, 2002
 Class IA.......................         --              --              --          (1.34)     8.66
 Class IB.......................         --              --              --          (1.36)     8.64
HARTFORD GROWTH OPPORTUNITIES
 HLS FUND
 For the Six-Month Period Ended
  June 30, 2007 (Unaudited)
 Class IA.......................      (0.70)             --           (0.71)          4.24     34.37
 Class IB.......................      (0.70)             --           (0.71)          4.16     34.06
 For the Year Ended December 31,
  2006
 Class IA.......................      (3.22)             --           (3.46)          0.06     30.13
 Class IB.......................      (3.22)             --           (3.37)          0.05     29.90
 For the Year Ended December 31,
  2005
 Class IA.......................      (1.98)             --           (2.04)          2.44     30.07
 Class IB.......................      (1.98)             --           (1.98)          2.41     29.85
 For the Year Ended December 31,
  2004
 Class IA.......................         --              --              --           4.06     27.63
 Class IB.......................         --              --              --           3.96     27.44
 For the Year Ended December 31,
  2003
 Class IA.......................         --              --              --           7.19     23.57
 Class IB.......................         --              --              --           7.13     23.48
 For the Year Ended December 31,
  2002
 Class IA.......................         --              --              --          (6.26)    16.40
 From inception April, 30 2002
  through December 31, 2002
 Class IB.......................         --              --              --          (4.79)    16.37
HARTFORD HIGH YIELD HLS FUND
 For the Six-Month Period Ended
  June 30, 2007 (Unaudited)
 Class IA.......................         --              --           (0.01)          0.31      9.66
 Class IB.......................         --              --           (0.01)          0.29      9.56
 For the Year Ended December 31,
  2006(8)
 Class IA.......................         --              --           (1.48)         (0.45)     9.35
 Class IB.......................         --              --           (1.42)         (0.43)     9.27
 For the Year Ended December 31,
  2005
 Class IA.......................         --              --           (0.67)         (0.46)     9.80
 Class IB.......................         --              --           (0.64)         (0.47)     9.70
 For the Year Ended December 31,
  2004
 Class IA.......................         --              --           (0.50)          0.20     10.26
 Class IB.......................         --              --           (0.48)          0.19     10.17
 For the Year Ended December 31,
  2003
 Class IA.......................         --              --           (0.37)          1.57     10.06
 Class IB.......................         --              --           (0.37)          1.54      9.98
 For the Year Ended December 31,
  2002
 Class IA.......................         --(5)           --           (0.05)         (1.15)     8.49(5)
 Class IB.......................         --(5)           --           (0.05)         (1.17)     8.44(5)

                                                     -- RATIOS AND SUPPLEMENTAL DATA --
                                  -------------------------------------------------------------------------
                                                                                      RATIO OF
                                                            RATIO OF     RATIO OF       NET
                                                            EXPENSES     EXPENSES    INVESTMENT
                                                 NET       TO AVERAGE   TO AVERAGE     INCOME
                                                ASSETS     NET ASSETS   NET ASSETS   TO AVERAGE   PORTFOLIO
                                  TOTAL       AT END OF      BEFORE       AFTER         NET       TURNOVER
                                  RETURN        PERIOD     WAIVERS(3)   WAIVERS(3)     ASSETS      RATE(6)
                                  ------      ----------   ----------   ----------   ----------   ---------
HARTFORD GROWTH HLS FUND
 For the Six-Month Period Ended
  June 30, 2007 (Unaudited)
 Class IA.......................   8.28(2)    $  348,405      0.83%(1)     0.83%(1)     0.15%(1)      44%
 Class IB.......................   8.14(2)       187,947      1.08(1)      1.08(1)     (0.10)(1)      --
 For the Year Ended December 31,
  2006
 Class IA.......................   4.61(7)       379,601      0.84         0.84         0.10          95
 Class IB.......................   4.35(7)       190,063      1.09         1.09        (0.14)         --
 For the Year Ended December 31,
  2005
 Class IA.......................   4.67(7)       345,558      0.84         0.84         0.02          76
 Class IB.......................   4.42(7)       206,105      1.09         1.09        (0.23)         --
 For the Year Ended December 31,
  2004
 Class IA.......................  12.49          249,473      0.86         0.86         0.09          79
 Class IB.......................  12.21          170,895      1.11         1.11        (0.16)         --
 For the Year Ended December 31,
  2003
 Class IA.......................  32.81          127,944      0.88         0.88        (0.20)        111
 Class IB.......................  32.48           90,188      1.13         1.13        (0.45)         --
 From inception April 30, 2002
  through December 31, 2002
 Class IA.......................  (13.43)(2)      13,452      0.99(1)      0.99(1)      0.01(1)       76
 Class IB.......................  (13.57)(2)       7,937      1.24(1)      1.24(1)     (0.25)(1)      --
HARTFORD GROWTH OPPORTUNITIES
 HLS FUND
 For the Six-Month Period Ended
  June 30, 2007 (Unaudited)
 Class IA.......................  16.41(2)     1,231,625      0.63(1)      0.63(1)      0.08(1)       57
 Class IB.......................  16.26(2)       225,570      0.88(1)      0.88(1)     (0.17)(1)      --
 For the Year Ended December 31,
  2006
 Class IA.......................  12.05(7)     1,103,590      0.65         0.65         0.71         139
 Class IB.......................  11.79(7)       197,797      0.90         0.90         0.46          --
 For the Year Ended December 31,
  2005
 Class IA.......................  16.31(7)     1,012,774      0.64         0.64         0.33         140
 Class IB.......................  16.02(7)       179,308      0.89         0.89         0.06          --
 For the Year Ended December 31,
  2004
 Class IA.......................  17.18          848,674      0.63         0.63         0.23         137
 Class IB.......................  16.89          112,896      0.88         0.88        (0.03)         --
 For the Year Ended December 31,
  2003
 Class IA.......................  43.79          696,900      0.64         0.64        (0.05)        145
 Class IB.......................  43.43           59,686      0.89         0.89        (0.30)         --
 For the Year Ended December 31,
  2002
 Class IA.......................  (27.65)        478,045      0.66         0.66        (0.16)        189
 From inception April, 30 2002
  through December 31, 2002
 Class IB.......................  (22.65)(2)       5,287      0.84(1)      0.84(1)     (0.10)(1)      --
HARTFORD HIGH YIELD HLS FUND
 For the Six-Month Period Ended
  June 30, 2007 (Unaudited)
 Class IA.......................   3.44(2)       494,075      0.77(1)      0.72(1)      7.06(1)       88
 Class IB.......................   3.31(2)       258,304      1.02(1)      0.97(1)      6.82(1)       --
 For the Year Ended December 31,
  2006(8)
 Class IA.......................  11.17(7)       471,327      0.77         0.72         7.39         160
 Class IB.......................  10.89(7)       264,525      1.02         0.97         7.14          --
 For the Year Ended December 31,
  2005
 Class IA.......................   2.13(7)       443,859      0.77         0.76         6.51         138
 Class IB.......................   1.85(7)       272,538      1.02         1.01         6.25          --
 For the Year Ended December 31,
  2004
 Class IA.......................   7.40          518,881      0.77         0.77         6.31          92
 Class IB.......................   7.14          309,672      1.02         1.02         6.06          --
 For the Year Ended December 31,
  2003
 Class IA.......................  23.18          481,315      0.78         0.78         7.00          44
 Class IB.......................  22.88          259,544      1.03         1.03         6.75          --
 For the Year Ended December 31,
  2002
 Class IA.......................  (6.89)         200,017      0.82         0.82         9.33          60
 Class IB.......................  (7.14)          57,084      1.07         1.05         9.10          --

 HARTFORD SERIES FUND, INC. AND HARTFORD HLS SERIES FUND II, INC.

--------------------------------------------------------------------------------

                                                       -- SELECTED PER-SHARE DATA(4) --
                                  --------------------------------------------------------------------------
                                                                           NET
                                                                        REALIZED
                                                                           AND
                                  NET ASSET      NET        PAYMENT    UNREALIZED      TOTAL      DIVIDENDS
                                  VALUE AT    INVESTMENT     FROM         GAIN          FROM       FROM NET
                                  BEGINNING     INCOME       (TO)       (LOSS) ON    INVESTMENT   INVESTMENT
                                  OF PERIOD     (LOSS)     AFFILIATE   INVESTMENTS   OPERATIONS     INCOME
                                  ---------   ----------   ---------   -----------   ----------   ----------
HARTFORD INDEX HLS FUND
 For the Six-Month Period Ended
  June 30, 2007 (Unaudited)
 Class IA.......................   $32.36       $ 0.27       $  --       $  1.93      $  2.20       $(0.01)
 Class IB.......................    32.22         0.22          --          1.93         2.15        (0.01)
 For the Year Ended December 31,
  2006
 Class IA.......................    31.97         0.56          --          4.05         4.61        (0.56)
 Class IB.......................    31.84         0.44          --          4.06         4.50        (0.46)
 For the Year Ended December 31,
  2005
 Class IA.......................    32.17         0.51          --          0.90         1.41        (0.61)
 Class IB.......................    32.02         0.40          --          0.93         1.33        (0.51)
 For the Year Ended December 31,
  2004
 Class IA.......................    29.60         0.50          --          2.56         3.06        (0.39)
 Class IB.......................    29.49         0.44          --          2.53         2.97        (0.34)
 For the Year Ended December 31,
  2003
 Class IA.......................    23.46         0.36          --          6.23         6.59        (0.37)
 Class IB.......................    23.39         0.31          --          6.19         6.50        (0.32)
 For the Year Ended December 31,
  2002
 Class IA.......................    31.81(5)      0.32(5)       --         (8.29)(5)    (7.97)       (0.28)(5)
 Class IB.......................    31.75(5)      0.28(5)       --         (8.30)(5)    (8.02)       (0.24)(5)
HARTFORD INTERNATIONAL GROWTH
 HLS FUND(9)
 For the Six-Month Period Ended
  June 30, 2007 (Unaudited)
 Class IA.......................    14.18         0.10          --          1.46         1.56           --
 Class IB.......................    14.10         0.08          --          1.45         1.53           --
 For the Year Ended December 31,
  2006(8)
 Class IA.......................    12.48         0.10          --          2.84         2.94        (0.11)
 Class IB.......................    12.40         0.06          --          2.83         2.89        (0.06)
 For the Year Ended December 31,
  2005
 Class IA.......................    12.45         0.11          --          0.60         0.71        (0.10)
 Class IB.......................    12.37         0.06          --          0.61         0.67        (0.06)
 For the Year Ended December 31,
  2004
 Class IA.......................    10.20         0.05          --          2.44         2.49           --
 Class IB.......................    10.16         0.06          --          2.39         2.45           --
 For the Year Ended December 31,
  2003
 Class IA.......................     7.09           --          --          3.61         3.61           --
 Class IB.......................     7.08           --          --          3.58         3.58           --
 For the Year Ended December 31,
  2002
 Class IA.......................     8.59(5)      0.03(5)       --         (1.51)(5)    (1.48)       (0.02)(5)
 Class IB.......................     8.59(5)      0.01(5)       --         (1.51)(5)    (1.50)       (0.01)(5)
HARTFORD INTERNATIONAL
 OPPORTUNITIES HLS FUND
 For the Six-Month Period Ended
  June 30, 2007 (Unaudited)
 Class IA.......................    15.23         0.16          --          1.52         1.68           --
 Class IB.......................    15.36         0.14          --          1.53         1.67           --
 For the Year Ended December 31,
  2006
 Class IA.......................    13.59         0.22          --          3.05         3.27        (0.40)
 Class IB.......................    13.52         0.18          --          3.07         3.25        (0.18)
 For the Year Ended December 31,
  2005
 Class IA.......................    11.86         0.14          --          1.59         1.73           --
 Class IB.......................    11.83         0.13          --          1.56         1.69           --
 For the Year Ended December 31,
  2004
 Class IA.......................    10.11         0.10          --          1.73         1.83        (0.08)
 Class IB.......................    10.09         0.08          --          1.72         1.80        (0.06)
 For the Year Ended December 31,
  2003
 Class IA.......................     7.66         0.09          --          2.44         2.53        (0.08)
 Class IB.......................     7.66         0.07          --          2.43         2.50        (0.07)
 For the Year Ended December 31,
  2002
 Class IA.......................     9.53(5)      0.17(5)       --         (1.94)(5)    (1.77)       (0.10)(5)
 Class IB.......................     9.51(5)      0.14(5)       --         (1.91)(5)    (1.77)       (0.08)(5)

                                                   -- SELECTED PER-SHARE DATA(4) --
                                  -------------------------------------------------------------------
                                                                                                NET
                                                                                     NET       ASSET
                                  DISTRIBUTIONS                                    INCREASE    VALUE
                                      FROM                                        (DECREASE)     AT
                                    REALIZED      DISTRIBUTIONS                     IN NET      END
                                     CAPITAL          FROM            TOTAL         ASSET        OF
                                      GAINS          CAPITAL      DISTRIBUTIONS     VALUE      PERIOD
                                  -------------   -------------   -------------   ----------   ------
HARTFORD INDEX HLS FUND
 For the Six-Month Period Ended
  June 30, 2007 (Unaudited)
 Class IA.......................     $(0.14)         $   --          $(0.15)       $  2.05     $34.41
 Class IB.......................      (0.14)             --           (0.15)          2.00     34.22
 For the Year Ended December 31,
  2006
 Class IA.......................      (3.66)             --           (4.22)          0.39     32.36
 Class IB.......................      (3.66)             --           (4.12)          0.38     32.22
 For the Year Ended December 31,
  2005
 Class IA.......................      (1.00)             --           (1.61)         (0.20)    31.97
 Class IB.......................      (1.00)             --           (1.51)         (0.18)    31.84
 For the Year Ended December 31,
  2004
 Class IA.......................      (0.10)             --           (0.49)          2.57     32.17
 Class IB.......................      (0.10)             --           (0.44)          2.53     32.02
 For the Year Ended December 31,
  2003
 Class IA.......................      (0.08)             --           (0.45)          6.14     29.60
 Class IB.......................      (0.08)             --           (0.40)          6.10     29.49
 For the Year Ended December 31,
  2002
 Class IA.......................      (0.10)(5)          --           (0.38)         (8.35)    23.46(5)
 Class IB.......................      (0.10)(5)          --           (0.34)         (8.36)    23.39(5)
HARTFORD INTERNATIONAL GROWTH
 HLS FUND(9)
 For the Six-Month Period Ended
  June 30, 2007 (Unaudited)
 Class IA.......................      (0.46)             --           (0.46)          1.10     15.28
 Class IB.......................      (0.46)             --           (0.46)          1.07     15.17
 For the Year Ended December 31,
  2006(8)
 Class IA.......................      (1.13)             --           (1.24)          1.70     14.18
 Class IB.......................      (1.13)             --           (1.19)          1.70     14.10
 For the Year Ended December 31,
  2005
 Class IA.......................      (0.58)             --           (0.68)          0.03     12.48
 Class IB.......................      (0.58)             --           (0.64)          0.03     12.40
 For the Year Ended December 31,
  2004
 Class IA.......................      (0.24)             --           (0.24)          2.25     12.45
 Class IB.......................      (0.24)             --           (0.24)          2.21     12.37
 For the Year Ended December 31,
  2003
 Class IA.......................      (0.50)             --           (0.50)          3.11     10.20
 Class IB.......................      (0.50)             --           (0.50)          3.08     10.16
 For the Year Ended December 31,
  2002
 Class IA.......................         --(5)           --           (0.02)         (1.50)     7.09(5)
 Class IB.......................         --(5)           --           (0.01)         (1.51)     7.08(5)
HARTFORD INTERNATIONAL
 OPPORTUNITIES HLS FUND
 For the Six-Month Period Ended
  June 30, 2007 (Unaudited)
 Class IA.......................      (0.59)             --           (0.59)          1.09     16.32
 Class IB.......................      (0.59)             --           (0.59)          1.08     16.44
 For the Year Ended December 31,
  2006
 Class IA.......................      (1.23)             --           (1.63)          1.64     15.23
 Class IB.......................      (1.23)             --           (1.41)          1.84     15.36
 For the Year Ended December 31,
  2005
 Class IA.......................         --              --              --           1.73     13.59
 Class IB.......................         --              --              --           1.69     13.52
 For the Year Ended December 31,
  2004
 Class IA.......................         --              --           (0.08)          1.75     11.86
 Class IB.......................         --              --           (0.06)          1.74     11.83
 For the Year Ended December 31,
  2003
 Class IA.......................         --              --           (0.08)          2.45     10.11
 Class IB.......................         --              --           (0.07)          2.43     10.09
 For the Year Ended December 31,
  2002
 Class IA.......................         --(5)           --           (0.10)         (1.87)     7.66(5)
 Class IB.......................         --(5)           --           (0.08)         (1.85)     7.66(5)

                                                     -- RATIOS AND SUPPLEMENTAL DATA --
                                  -------------------------------------------------------------------------
                                                                                      RATIO OF
                                                            RATIO OF     RATIO OF       NET
                                                            EXPENSES     EXPENSES    INVESTMENT
                                                 NET       TO AVERAGE   TO AVERAGE     INCOME
                                                ASSETS     NET ASSETS   NET ASSETS   TO AVERAGE   PORTFOLIO
                                  TOTAL       AT END OF      BEFORE       AFTER         NET       TURNOVER
                                  RETURN        PERIOD     WAIVERS(3)   WAIVERS(3)     ASSETS      RATE(6)
                                  ------      ----------   ----------   ----------   ----------   ---------
HARTFORD INDEX HLS FUND
 For the Six-Month Period Ended
  June 30, 2007 (Unaudited)
 Class IA.......................   6.77(2)    $1,553,213      0.33%(1)     0.33%(1)     1.57%(1)       2%
 Class IB.......................   6.64(2)       294,402      0.58(1)      0.58(1)      1.32(1)       --
 For the Year Ended December 31,
  2006
 Class IA.......................  15.46(7)     1,598,176      0.42         0.33         1.60           4
 Class IB.......................  15.17(7)       276,850      0.67         0.58         1.36          --
 For the Year Ended December 31,
  2005
 Class IA.......................   4.50        1,701,424      0.42         0.42         1.46           5
 Class IB.......................   4.24          263,579      0.67         0.67         1.21          --
 For the Year Ended December 31,
  2004
 Class IA.......................  10.39        1,973,470      0.44         0.44         1.60           5
 Class IB.......................  10.12          252,959      0.69         0.69         1.35          --
 For the Year Ended December 31,
  2003
 Class IA.......................  28.13        1,934,490      0.44         0.44         1.40           3
 Class IB.......................  27.81          195,900      0.69         0.69         1.15          --
 For the Year Ended December 31,
  2002
 Class IA.......................  (22.45)      1,553,260      0.44         0.44         1.18          15
 Class IB.......................  (22.63)         68,832      0.69         0.67         0.95          --
HARTFORD INTERNATIONAL GROWTH
 HLS FUND(9)
 For the Six-Month Period Ended
  June 30, 2007 (Unaudited)
 Class IA.......................  11.01(2)       662,329      0.82(1)      0.82(1)      1.42(1)      129
 Class IB.......................  10.87(2)       324,783      1.07(1)      1.07(1)      1.14(1)       --
 For the Year Ended December 31,
  2006(8)
 Class IA.......................  24.08(7)       574,806      0.88         0.88         0.70         164
 Class IB.......................  23.77(7)       302,729      1.13         1.13         0.48          --
 For the Year Ended December 31,
  2005
 Class IA.......................   6.16          370,555      0.93         0.93         1.05         179
 Class IB.......................   5.89          244,572      1.18         1.18         0.79          --
 For the Year Ended December 31,
  2004
 Class IA.......................  24.72          208,703      0.97         0.97         0.86         215
 Class IB.......................  24.40          137,183      1.22         1.22         0.61          --
 For the Year Ended December 31,
  2003
 Class IA.......................  51.02           67,147      1.01         1.01         0.23         244
 Class IB.......................  50.65           63,698      1.26         1.26        (0.02)         --
 For the Year Ended December 31,
  2002
 Class IA.......................  (17.21)         21,368      1.26         1.26         0.59         285
 Class IB.......................  (17.40)         13,878      1.51         1.49         0.36          --
HARTFORD INTERNATIONAL
 OPPORTUNITIES HLS FUND
 For the Six-Month Period Ended
  June 30, 2007 (Unaudited)
 Class IA.......................  11.08(2)     1,735,173      0.70(1)      0.70(1)      2.06(1)       71
 Class IB.......................  10.94(2)       395,314      0.95(1)      0.95(1)      1.79(1)       --
 For the Year Ended December 31,
  2006
 Class IA.......................  24.46(7)     1,596,055      0.75         0.75         1.47         119
 Class IB.......................  24.15(7)       382,371      1.00         1.00         1.24          --
 For the Year Ended December 31,
  2005
 Class IA.......................  14.62        1,251,426      0.78         0.78         1.22         120
 Class IB.......................  14.33          319,626      1.03         1.03         0.97          --
 For the Year Ended December 31,
  2004
 Class IA.......................  18.08        1,054,884      0.80         0.80         1.13         142
 Class IB.......................  17.79          247,752      1.05         1.05         0.88          --
 For the Year Ended December 31,
  2003
 Class IA.......................  33.10          823,760      0.83         0.83         1.08         144
 Class IB.......................  32.76           76,246      1.08         1.08         0.83          --
 For the Year Ended December 31,
  2002
 Class IA.......................  (17.93)        646,903      0.81         0.81         1.23         161
 Class IB.......................  (18.12)         26,641      1.06         1.04         1.00          --

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

                                                       -- SELECTED PER-SHARE DATA(4) --
                                  --------------------------------------------------------------------------
                                                                           NET
                                                                        REALIZED
                                                                           AND
                                  NET ASSET      NET        PAYMENT    UNREALIZED      TOTAL      DIVIDENDS
                                  VALUE AT    INVESTMENT     FROM         GAIN          FROM       FROM NET
                                  BEGINNING     INCOME       (TO)       (LOSS) ON    INVESTMENT   INVESTMENT
                                  OF PERIOD     (LOSS)     AFFILIATE   INVESTMENTS   OPERATIONS     INCOME
                                  ---------   ----------   ---------   -----------   ----------   ----------
HARTFORD INTERNATIONAL SMALL
 COMPANY HLS FUND
 For the Six-Month Period Ended
  June 30, 2007 (Unaudited)
 Class IA.......................   $16.77       $ 0.12       $  --       $  1.92      $  2.04       $(0.01)
 Class IB.......................    16.64         0.10          --          1.90         2.00        (0.01)
 For the Year Ended December 31,
  2006
 Class IA.......................    14.84         0.18          --          4.08         4.26        (0.32)
 Class IB.......................    14.71         0.15          --          4.04         4.19        (0.25)
 For the Year Ended December 31,
  2005
 Class IA.......................    14.52         0.11          --          2.44         2.55        (0.38)
 Class IB.......................    14.42         0.08          --          2.40         2.48        (0.34)
 For the Year Ended December 31,
  2004
 Class IA.......................    12.62         0.16          --          1.96         2.12           --
 Class IB.......................    12.56         0.14          --          1.94         2.08           --
 For the Year Ended December 31,
  2003
 Class IA.......................     8.89         0.09          --          4.68         4.77        (0.11)
 Class IB.......................     8.86         0.08          --          4.64         4.72        (0.09)
 For the Year Ended December 31,
  2002
 Class IA.......................     9.39(5)      0.02(5)       --         (0.52)(5)    (0.50)          --(5)
 Class IB.......................     9.38(5)      0.01(5)       --         (0.53)(5)    (0.52)          --(5)
HARTFORD MIDCAP HLS FUND
 For the Six-Month Period Ended
  June 30, 2007 (Unaudited)
 Class IA.......................    26.99         0.03          --          4.45         4.48        (0.01)
 Class IB.......................    26.76        (0.01)         --          4.42         4.41        (0.01)
 For the Year Ended December 31,
  2006
 Class IA.......................    28.73         0.33        0.04          2.92         3.29        (0.33)
 Class IB.......................    28.53         0.25        0.04          2.89         3.18        (0.25)
 For the Year Ended December 31,
  2005
 Class IA.......................    28.61         0.11        0.01          4.60         4.72        (0.12)
 Class IB.......................    28.42         0.01        0.01          4.59         4.61        (0.02)
 For the Year Ended December 31,
  2004
 Class IA.......................    24.63         0.12          --          3.93         4.05        (0.07)
 Class IB.......................    24.50         0.08          --          3.87         3.95        (0.03)
 For the Year Ended December 31,
  2003
 Class IA.......................    17.93         0.04          --          6.71         6.75        (0.05)
 Class IB.......................    17.84        (0.01)         --          6.67         6.66           --
 For the Year Ended December 31,
  2002
 Class IA.......................    20.93(5)     (0.01)(5)      --         (2.99)(5)    (3.00)          --(5)
 Class IB.......................    20.84(5)        --(5)       --         (3.00)(5)    (3.00)          --(5)
HARTFORD MIDCAP VALUE HLS FUND
 For the Six-Month Period Ended
  June 30, 2007 (Unaudited)
 Class IA.......................    14.18         0.04          --          2.27         2.31           --
 Class IB.......................    14.13         0.02          --          2.27         2.29           --
 For the Year Ended December 31,
  2006
 Class IA.......................    14.01         0.10        0.01          2.11         2.22        (0.12)
 Class IB.......................    13.96         0.07        0.01          2.10         2.18        (0.08)
 For the Year Ended December 31,
  2005
 Class IA.......................    14.16         0.06        0.01          1.23         1.30        (0.08)
 Class IB.......................    14.08        (0.02)       0.01          1.27         1.26        (0.01)
 For the Year Ended December 31,
  2004
 Class IA.......................    12.37         0.03          --          1.96         1.99        (0.01)
 Class IB.......................    12.32         0.02          --          1.93         1.95           --
 For the Year Ended December 31,
  2003
 Class IA.......................     8.63         0.01          --          3.73         3.74           --
 Class IB.......................     8.62         0.01          --          3.69         3.70           --
 For the Year Ended December 31,
  2002
 Class IA.......................     9.95(5)      0.02(5)       --         (1.32)(5)    (1.30)       (0.02)(5)
 Class IB.......................     9.94(5)      0.01(5)       --         (1.32)(5)    (1.31)       (0.01)(5)

                                                   -- SELECTED PER-SHARE DATA(4) --
                                  -------------------------------------------------------------------
                                                                                                NET
                                                                                     NET       ASSET
                                  DISTRIBUTIONS                                    INCREASE    VALUE
                                      FROM                                        (DECREASE)     AT
                                    REALIZED      DISTRIBUTIONS                     IN NET      END
                                     CAPITAL          FROM            TOTAL         ASSET        OF
                                      GAINS          CAPITAL      DISTRIBUTIONS     VALUE      PERIOD
                                  -------------   -------------   -------------   ----------   ------
HARTFORD INTERNATIONAL SMALL
 COMPANY HLS FUND
 For the Six-Month Period Ended
  June 30, 2007 (Unaudited)
 Class IA.......................     $(0.50)         $   --          $(0.51)       $  1.53     $18.30
 Class IB.......................      (0.50)             --           (0.51)          1.49     18.13
 For the Year Ended December 31,
  2006
 Class IA.......................      (2.01)             --           (2.33)          1.93     16.77
 Class IB.......................      (2.01)             --           (2.26)          1.93     16.64
 For the Year Ended December 31,
  2005
 Class IA.......................      (1.85)             --           (2.23)          0.32     14.84
 Class IB.......................      (1.85)             --           (2.19)          0.29     14.71
 For the Year Ended December 31,
  2004
 Class IA.......................      (0.22)             --           (0.22)          1.90     14.52
 Class IB.......................      (0.22)             --           (0.22)          1.86     14.42
 For the Year Ended December 31,
  2003
 Class IA.......................      (0.93)             --           (1.04)          3.73     12.62
 Class IB.......................      (0.93)             --           (1.02)          3.70     12.56
 For the Year Ended December 31,
  2002
 Class IA.......................         --(5)           --              --          (0.50)     8.89(5)
 Class IB.......................         --(5)           --              --          (0.52)     8.86(5)
HARTFORD MIDCAP HLS FUND
 For the Six-Month Period Ended
  June 30, 2007 (Unaudited)
 Class IA.......................      (0.68)             --           (0.69)          3.79     30.78
 Class IB.......................      (0.68)             --           (0.69)          3.72     30.48
 For the Year Ended December 31,
  2006
 Class IA.......................      (4.70)             --           (5.03)         (1.74)    26.99
 Class IB.......................      (4.70)             --           (4.95)         (1.77)    26.76
 For the Year Ended December 31,
  2005
 Class IA.......................      (4.48)             --           (4.60)          0.12     28.73
 Class IB.......................      (4.48)             --           (4.50)          0.11     28.53
 For the Year Ended December 31,
  2004
 Class IA.......................         --              --           (0.07)          3.98     28.61
 Class IB.......................         --              --           (0.03)          3.92     28.42
 For the Year Ended December 31,
  2003
 Class IA.......................         --              --           (0.05)          6.70     24.63
 Class IB.......................         --              --              --           6.66     24.50
 For the Year Ended December 31,
  2002
 Class IA.......................         --(5)           --              --          (3.00)    17.93(5)
 Class IB.......................         --(5)           --              --          (3.00)    17.84(5)
HARTFORD MIDCAP VALUE HLS FUND
 For the Six-Month Period Ended
  June 30, 2007 (Unaudited)
 Class IA.......................      (2.32)             --           (2.32)         (0.01)    14.17
 Class IB.......................      (2.32)             --           (2.32)         (0.03)    14.10
 For the Year Ended December 31,
  2006
 Class IA.......................      (1.93)             --           (2.05)          0.17     14.18
 Class IB.......................      (1.93)             --           (2.01)          0.17     14.13
 For the Year Ended December 31,
  2005
 Class IA.......................      (1.37)             --           (1.45)         (0.15)    14.01
 Class IB.......................      (1.37)             --           (1.38)         (0.12)    13.96
 For the Year Ended December 31,
  2004
 Class IA.......................      (0.19)             --           (0.20)          1.79     14.16
 Class IB.......................      (0.19)             --           (0.19)          1.76     14.08
 For the Year Ended December 31,
  2003
 Class IA.......................         --              --              --           3.74     12.37
 Class IB.......................         --              --              --           3.70     12.32
 For the Year Ended December 31,
  2002
 Class IA.......................         --(5)           --           (0.02)         (1.32)     8.63(5)
 Class IB.......................         --(5)           --           (0.01)         (1.32)     8.62(5)

                                                     -- RATIOS AND SUPPLEMENTAL DATA --
                                  -------------------------------------------------------------------------
                                                                                      RATIO OF
                                                            RATIO OF     RATIO OF       NET
                                                            EXPENSES     EXPENSES    INVESTMENT
                                                 NET       TO AVERAGE   TO AVERAGE     INCOME
                                                ASSETS     NET ASSETS   NET ASSETS   TO AVERAGE   PORTFOLIO
                                  TOTAL       AT END OF      BEFORE       AFTER         NET       TURNOVER
                                  RETURN        PERIOD     WAIVERS(3)   WAIVERS(3)     ASSETS      RATE(6)
                                  ------      ----------   ----------   ----------   ----------   ---------
HARTFORD INTERNATIONAL SMALL
 COMPANY HLS FUND
 For the Six-Month Period Ended
  June 30, 2007 (Unaudited)
 Class IA.......................  12.11(2)    $  355,479      0.88%(1)     0.88%(1)     1.40%(1)      49%
 Class IB.......................  11.97(2)       126,127      1.13(1)      1.13(1)      1.12(1)       --
 For the Year Ended December 31,
  2006
 Class IA.......................  29.34(7)       294,660      0.93         0.93         1.05          99
 Class IB.......................  29.01(7)       117,251      1.18         1.18         0.82          --
 For the Year Ended December 31,
  2005
 Class IA.......................  18.60          193,712      1.00         1.00         1.19          95
 Class IB.......................  18.30           92,157      1.25         1.25         0.97          --
 For the Year Ended December 31,
  2004
 Class IA.......................  16.96           84,012      1.08         1.08         1.53         119
 Class IB.......................  16.67           54,750      1.33         1.33         1.28          --
 For the Year Ended December 31,
  2003
 Class IA.......................  53.73           44,088      1.23         1.23         1.35         150
 Class IB.......................  53.35           22,704      1.48         1.48         1.10          --
 For the Year Ended December 31,
  2002
 Class IA.......................  (5.08)          16,722      1.71         1.71         0.23         183
 Class IB.......................  (5.30)           5,130      1.96         1.96        (0.01)         --
HARTFORD MIDCAP HLS FUND
 For the Six-Month Period Ended
  June 30, 2007 (Unaudited)
 Class IA.......................  16.57(2)     2,924,719      0.69(1)      0.69(1)      0.19(1)       32
 Class IB.......................  16.42(2)       318,434      0.94(1)      0.94(1)     (0.06)(1)      --
 For the Year Ended December 31,
  2006
 Class IA.......................  11.74(7)     2,606,275      0.68         0.68         1.06          89
 Class IB.......................  11.46(7)       274,695      0.93         0.93         0.82          --
 For the Year Ended December 31,
  2005
 Class IA.......................  16.78(7)     2,529,805      0.70         0.70         0.39          70
 Class IB.......................  16.49(7)       254,833      0.95         0.95         0.14          --
 For the Year Ended December 31,
  2004
 Class IA.......................  16.44        2,193,649      0.70         0.70         0.47          60
 Class IB.......................  16.15          221,727      0.95         0.95         0.22          --
 For the Year Ended December 31,
  2003
 Class IA.......................  37.67        1,946,881      0.72         0.72         0.20          75
 Class IB.......................  37.33          179,439      0.97         0.97        (0.05)         --
 For the Year Ended December 31,
  2002
 Class IA.......................  (14.22)      1,340,265      0.72         0.72         0.09          90
 Class IB.......................  (14.42)         89,336      0.97         0.94        (0.14)         --
HARTFORD MIDCAP VALUE HLS FUND
 For the Six-Month Period Ended
  June 30, 2007 (Unaudited)
 Class IA.......................  16.25(2)       769,461      0.78(1)      0.78(1)      0.57(1)       18
 Class IB.......................  16.10(2)       388,966      1.03(1)      1.03(1)      0.32(1)       --
 For the Year Ended December 31,
  2006
 Class IA.......................  17.88(7)       721,469      0.78         0.78         0.73          41
 Class IB.......................  17.59(7)       370,771      1.03         1.03         0.51          --
 For the Year Ended December 31,
  2005
 Class IA.......................   9.99(7)       721,631      0.79         0.79         0.35          49
 Class IB.......................   9.71(7)       391,264      1.04         1.04         0.10          --
 For the Year Ended December 31,
  2004
 Class IA.......................  16.30          770,328      0.80         0.80         0.34          87
 Class IB.......................  16.01          435,812      1.05         1.05         0.09          --
 For the Year Ended December 31,
  2003
 Class IA.......................  43.29          592,014      0.83         0.83         0.25          59
 Class IB.......................  42.93          318,093      1.08         1.08           --          --
 For the Year Ended December 31,
  2002
 Class IA.......................  (13.02)        275,556      0.88         0.88         0.36          42
 Class IB.......................  (13.21)         98,964      1.13         1.12         0.12          --

 HARTFORD SERIES FUND, INC. AND HARTFORD HLS SERIES FUND II, INC.

--------------------------------------------------------------------------------

                                                       -- SELECTED PER-SHARE DATA(4) --
                                  --------------------------------------------------------------------------
                                                                           NET
                                                                        REALIZED
                                                                           AND
                                  NET ASSET      NET        PAYMENT    UNREALIZED      TOTAL      DIVIDENDS
                                  VALUE AT    INVESTMENT     FROM         GAIN          FROM       FROM NET
                                  BEGINNING     INCOME       (TO)       (LOSS) ON    INVESTMENT   INVESTMENT
                                  OF PERIOD     (LOSS)     AFFILIATE   INVESTMENTS   OPERATIONS     INCOME
                                  ---------   ----------   ---------   -----------   ----------   ----------
HARTFORD MONEY MARKET HLS FUND
 For the Six-Month Period Ended
  June 30, 2007 (Unaudited)
 Class IA.......................   $ 1.00       $ 0.02       $  --       $    --      $  0.02       $(0.02)
 Class IB.......................     1.00         0.02          --            --         0.02        (0.02)
 For the Year Ended December 31,
  2006
 Class IA.......................     1.00         0.05          --            --         0.05        (0.05)
 Class IB.......................     1.00         0.04          --            --         0.04        (0.04)
 For the Year Ended December 31,
  2005
 Class IA.......................     1.00         0.03          --            --         0.03        (0.03)
 Class IB.......................     1.00         0.03          --            --         0.03        (0.03)
 For the Year Ended December 31,
  2004
 Class IA.......................     1.00           --          --            --           --           --
 Class IB.......................     1.00           --          --            --           --           --
 For the Year Ended December 31,
  2003
 Class IA.......................     1.00         0.01          --            --         0.01        (0.01)
 Class IB.......................     1.00           --          --            --           --           --
 For the Year Ended December 31,
  2002
 Class IA.......................     1.00         0.01          --            --         0.01        (0.01)
 Class IB.......................     1.00         0.01          --            --         0.01        (0.01)
HARTFORD MORTGAGE SECURITIES HLS
 FUND
 For the Six-Month Period Ended
  June 30, 2007 (Unaudited)
 Class IA.......................    10.82         0.29          --         (0.18)        0.11        (0.02)
 Class IB.......................    10.75         0.27          --         (0.18)        0.09        (0.02)
 For the Year Ended December 31,
  2006(8)
 Class IA.......................    11.50         0.54          --         (0.03)        0.51        (1.19)
 Class IB.......................    11.40         0.50          --         (0.02)        0.48        (1.13)
 For the Year Ended December 31,
  2005
 Class IA.......................    11.71         0.55          --         (0.28)        0.27        (0.48)
 Class IB.......................    11.61         0.53          --         (0.29)        0.24        (0.45)
 For the Year Ended December 31,
  2004
 Class IA.......................    11.84         0.42          --          0.05         0.47        (0.58)
 Class IB.......................    11.75         0.45          --         (0.02)        0.43        (0.55)
 For the Year Ended December 31,
  2003
 Class IA.......................    12.01         0.35          --         (0.08)        0.27        (0.38)
 Class IB.......................    11.94         0.38          --         (0.14)        0.24        (0.37)
 For the Year Ended December 31,
  2002
 Class IA.......................    11.54(5)      0.37(5)       --          0.15(5)      0.52        (0.05)(5)
 Class IB.......................    11.50(5)      0.31(5)       --          0.18(5)      0.49        (0.05)(5)
HARTFORD SMALL COMPANY HLS FUND
 For the Six-Month Period Ended
  June 30, 2007 (Unaudited)
 Class IA.......................    19.07           --        0.04          2.29         2.33           --
 Class IB.......................    18.71        (0.03)       0.04          2.25         2.26           --
 For the Year Ended December 31,
  2006
 Class IA.......................    19.66         0.05        0.02          2.75         2.82        (0.04)
 Class IB.......................    19.38           --        0.02          2.70         2.72        (0.02)
 For the Year Ended December 31,
  2005
 Class IA.......................    16.25        (0.04)       0.02          3.43         3.41           --
 Class IB.......................    16.06        (0.05)       0.02          3.35         3.32           --
 For the Year Ended December 31,
  2004
 Class IA.......................    14.49        (0.07)         --          1.83         1.76           --
 Class IB.......................    14.35        (0.09)         --          1.80         1.71           --
 For the Year Ended December 31,
  2003
 Class IA.......................     9.29        (0.04)         --          5.24         5.20           --
 Class IB.......................     9.23        (0.04)         --          5.16         5.12           --
 For the Year Ended December 31,
  2002
 Class IA.......................    13.32(5)     (0.08)(5)      --         (3.95)(5)    (4.03)          --(5)
 Class IB.......................    13.26(5)     (0.06)(5)      --         (3.97)(5)    (4.03)          --(5)

                                                   -- SELECTED PER-SHARE DATA(4) --
                                  -------------------------------------------------------------------
                                                                                                NET
                                                                                     NET       ASSET
                                  DISTRIBUTIONS                                    INCREASE    VALUE
                                      FROM                                        (DECREASE)     AT
                                    REALIZED      DISTRIBUTIONS                     IN NET      END
                                     CAPITAL          FROM            TOTAL         ASSET        OF
                                      GAINS          CAPITAL      DISTRIBUTIONS     VALUE      PERIOD
                                  -------------   -------------   -------------   ----------   ------
HARTFORD MONEY MARKET HLS FUND
 For the Six-Month Period Ended
  June 30, 2007 (Unaudited)
 Class IA.......................     $   --          $   --          $(0.02)       $    --     $1.00
 Class IB.......................         --              --           (0.02)            --      1.00
 For the Year Ended December 31,
  2006
 Class IA.......................         --              --           (0.05)            --      1.00
 Class IB.......................         --              --           (0.04)            --      1.00
 For the Year Ended December 31,
  2005
 Class IA.......................         --              --           (0.03)            --      1.00
 Class IB.......................         --              --           (0.03)            --      1.00
 For the Year Ended December 31,
  2004
 Class IA.......................         --              --              --             --      1.00
 Class IB.......................         --              --              --             --      1.00
 For the Year Ended December 31,
  2003
 Class IA.......................         --              --           (0.01)            --      1.00
 Class IB.......................         --              --              --             --      1.00
 For the Year Ended December 31,
  2002
 Class IA.......................         --              --           (0.01)            --      1.00
 Class IB.......................         --              --           (0.01)            --      1.00
HARTFORD MORTGAGE SECURITIES HLS
 FUND
 For the Six-Month Period Ended
  June 30, 2007 (Unaudited)
 Class IA.......................         --              --           (0.02)          0.09     10.91
 Class IB.......................         --              --           (0.02)          0.07     10.82
 For the Year Ended December 31,
  2006(8)
 Class IA.......................         --              --           (1.19)         (0.68)    10.82
 Class IB.......................         --              --           (1.13)         (0.65)    10.75
 For the Year Ended December 31,
  2005
 Class IA.......................         --              --           (0.48)         (0.21)    11.50
 Class IB.......................         --              --           (0.45)         (0.21)    11.40
 For the Year Ended December 31,
  2004
 Class IA.......................      (0.02)             --           (0.60)         (0.13)    11.71
 Class IB.......................      (0.02)             --           (0.57)         (0.14)    11.61
 For the Year Ended December 31,
  2003
 Class IA.......................      (0.06)             --           (0.44)         (0.17)    11.84
 Class IB.......................      (0.06)             --           (0.43)         (0.19)    11.75
 For the Year Ended December 31,
  2002
 Class IA.......................         --(5)           --           (0.05)          0.47     12.01(5)
 Class IB.......................         --(5)           --           (0.05)          0.44     11.94(5)
HARTFORD SMALL COMPANY HLS FUND
 For the Six-Month Period Ended
  June 30, 2007 (Unaudited)
 Class IA.......................      (0.79)             --           (0.79)          1.54     20.61
 Class IB.......................      (0.79)             --           (0.79)          1.47     20.18
 For the Year Ended December 31,
  2006
 Class IA.......................      (3.37)             --           (3.41)         (0.59)    19.07
 Class IB.......................      (3.37)             --           (3.39)         (0.67)    18.71
 For the Year Ended December 31,
  2005
 Class IA.......................         --              --              --           3.41     19.66
 Class IB.......................         --              --              --           3.32     19.38
 For the Year Ended December 31,
  2004
 Class IA.......................         --              --              --           1.76     16.25
 Class IB.......................         --              --              --           1.71     16.06
 For the Year Ended December 31,
  2003
 Class IA.......................         --              --              --           5.20     14.49
 Class IB.......................         --              --              --           5.12     14.35
 For the Year Ended December 31,
  2002
 Class IA.......................         --(5)           --              --          (4.03)     9.29(5)
 Class IB.......................         --(5)           --              --          (4.03)     9.23(5)

                                                     -- RATIOS AND SUPPLEMENTAL DATA --
                                  -------------------------------------------------------------------------
                                                                                      RATIO OF
                                                            RATIO OF     RATIO OF       NET
                                                            EXPENSES     EXPENSES    INVESTMENT
                                                 NET       TO AVERAGE   TO AVERAGE     INCOME
                                                ASSETS     NET ASSETS   NET ASSETS   TO AVERAGE   PORTFOLIO
                                  TOTAL       AT END OF      BEFORE       AFTER         NET       TURNOVER
                                  RETURN        PERIOD     WAIVERS(3)   WAIVERS(3)     ASSETS      RATE(6)
                                  ------      ----------   ----------   ----------   ----------   ---------
HARTFORD MONEY MARKET HLS FUND
 For the Six-Month Period Ended
  June 30, 2007 (Unaudited)
 Class IA.......................   2.47(2)    $1,805,303      0.48%(1)     0.43%(1)     4.94%(1)      --
 Class IB.......................   2.35(2)       380,306      0.73(1)      0.68(1)      4.69(1)       --
 For the Year Ended December 31,
  2006
 Class IA.......................   4.69        1,558,433      0.48         0.48         4.63          --
 Class IB.......................   4.43          319,926      0.73         0.73         4.38          --
 For the Year Ended December 31,
  2005
 Class IA.......................   2.84        1,353,836      0.49         0.49         2.79          --
 Class IB.......................   2.58          264,040      0.75         0.75         2.54          --
 For the Year Ended December 31,
  2004
 Class IA.......................   0.94        1,294,525      0.48         0.48         0.93          --
 Class IB.......................   0.69          252,808      0.73         0.73         0.68          --
 For the Year Ended December 31,
  2003
 Class IA.......................   0.75        1,609,439      0.49         0.49         0.75          --
 Class IB.......................   0.50          240,930      0.74         0.74         0.50          --
 For the Year Ended December 31,
  2002
 Class IA.......................   1.47        2,319,456      0.49         0.49         1.43          --
 Class IB.......................   1.24          261,914      0.74         0.72         1.20          --
HARTFORD MORTGAGE SECURITIES HLS
 FUND
 For the Six-Month Period Ended
  June 30, 2007 (Unaudited)
 Class IA.......................   1.03(2)       381,139      0.49(1)      0.49(1)      5.09(1)       52%
 Class IB.......................   0.90(2)       127,454      0.74(1)      0.74(1)      4.84(1)       --
 For the Year Ended December 31,
  2006(8)
 Class IA.......................   4.68          406,971      0.49         0.49         4.76          45
 Class IB.......................   4.41          136,537      0.74         0.74         4.51          --
 For the Year Ended December 31,
  2005
 Class IA.......................   2.36          457,600      0.49         0.49         4.25         131
 Class IB.......................   2.11          163,031      0.74         0.74         4.00          --
 For the Year Ended December 31,
  2004
 Class IA.......................   4.12          521,171      0.49         0.49         3.29         100
 Class IB.......................   3.86          180,232      0.74         0.74         3.04          --
 For the Year Ended December 31,
  2003
 Class IA.......................   2.29          587,833      0.49         0.49         2.84         338
 Class IB.......................   2.03          180,982      0.74         0.74         2.59          --
 For the Year Ended December 31,
  2002
 Class IA.......................   8.15          727,323      0.49         0.49         3.86         339
 Class IB.......................   7.89          116,549      0.74         0.73         3.62          --
HARTFORD SMALL COMPANY HLS FUND
 For the Six-Month Period Ended
  June 30, 2007 (Unaudited)
 Class IA.......................  12.20(2)(7)  1,284,047      0.70(1)      0.70(1)     (0.04)(1)     102
 Class IB.......................  12.06(2)(7)    341,379      0.95(1)      0.95(1)     (0.30)(1)      --
 For the Year Ended December 31,
  2006
 Class IA.......................  14.43(7)     1,138,830      0.73         0.73         0.21         177
 Class IB.......................  14.14(7)       304,757      0.98         0.98        (0.03)         --
 For the Year Ended December 31,
  2005
 Class IA.......................  21.01(7)     1,017,271      0.75         0.75        (0.08)        106
 Class IB.......................  20.71(7)       220,310      1.00         1.00        (0.34)         --
 For the Year Ended December 31,
  2004
 Class IA.......................  12.18          904,912      0.75         0.75        (0.41)        141
 Class IB.......................  11.90          230,452      1.00         1.00        (0.66)         --
 For the Year Ended December 31,
  2003
 Class IA.......................  55.87          851,283      0.76         0.76        (0.49)        171
 Class IB.......................  55.48          190,456      1.01         1.01        (0.74)         --
 For the Year Ended December 31,
  2002
 Class IA.......................  (30.23)        495,074      0.77         0.77        (0.30)        222
 Class IB.......................  (30.39)         66,378      1.02         1.00        (0.53)         --

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

                                                       -- SELECTED PER-SHARE DATA(4) --
                                  --------------------------------------------------------------------------
                                                                           NET
                                                                        REALIZED
                                                                           AND
                                  NET ASSET      NET        PAYMENT    UNREALIZED      TOTAL      DIVIDENDS
                                  VALUE AT    INVESTMENT     FROM         GAIN          FROM       FROM NET
                                  BEGINNING     INCOME       (TO)       (LOSS) ON    INVESTMENT   INVESTMENT
                                  OF PERIOD     (LOSS)     AFFILIATE   INVESTMENTS   OPERATIONS     INCOME
                                  ---------   ----------   ---------   -----------   ----------   ----------
HARTFORD SMALLCAP GROWTH HLS
 FUND
 For the Six-Month Period Ended
  June 30, 2007 (Unaudited)
 Class IA.......................   $20.79       $ 0.04       $  --       $  1.85      $  1.89       $   --
 Class IB.......................    20.74         0.02          --          1.84         1.86           --
 For the Year Ended December 31,
  2006
 Class IA.......................    20.88         0.09          --          1.35         1.44        (0.08)
 Class IB.......................    20.83         0.04          --          1.35         1.39        (0.03)
 For the Year Ended December 31,
  2005
 Class IA.......................    20.26         0.05        0.04          2.13         2.22        (0.08)
 Class IB.......................    20.21        (0.02)       0.04          2.15         2.17        (0.03)
 For the Year Ended December 31,
  2004
 Class IA.......................    17.55         0.04          --          2.67         2.71           --
 Class IB.......................    17.55         0.03          --          2.63         2.66           --
 For the Year Ended December 31,
  2003
 Class IA.......................    11.70           --          --          5.85         5.85           --
 Class IB.......................    11.73        (0.01)         --          5.83         5.82           --
 For the Year Ended December 31,
  2002
 Class IA.......................    16.44        (0.02)         --         (4.72)       (4.74)          --
 From inception April, 30 2002
  through December 31, 2002
 Class IB.......................    15.96        (0.01)         --         (4.22)       (4.23)          --
HARTFORD STOCK HLS FUND
 For the Six-Month Period Ended
  June 30, 2007 (Unaudited)
 Class IA.......................    52.57         0.31          --          5.12         5.43        (0.05)
 Class IB.......................    52.45         0.24          --          5.11         5.35        (0.05)
 For the Year Ended December 31,
  2006
 Class IA.......................    49.21         0.72        0.06          6.41         7.19        (0.71)
 Class IB.......................    49.10         0.56        0.06          6.42         7.04        (0.57)
 For the Year Ended December 31,
  2005
 Class IA.......................    45.72         0.66          --          3.72         4.38        (0.89)
 Class IB.......................    45.59         0.51          --          3.74         4.25        (0.74)
 For the Year Ended December 31,
  2004
 Class IA.......................    44.37         0.74          --          1.10         1.84        (0.49)
 Class IB.......................    44.29         0.64          --          1.08         1.72        (0.42)
 For the Year Ended December 31,
  2003
 Class IA.......................    35.46         0.46          --          8.93         9.39        (0.48)
 Class IB.......................    35.42         0.38          --          8.88         9.26        (0.39)
 For the Year Ended December 31,
  2002
 Class IA.......................    47.36(5)      0.43(5)       --        (11.94)(5)   (11.51)       (0.39)(5)
 Class IB.......................    47.31(5)      0.38(5)       --        (11.95)(5)   (11.57)       (0.32)(5)
HARTFORD TOTAL RETURN BOND HLS
 FUND
 For the Six-Month Period Ended
  June 30, 2007 (Unaudited)
 Class IA.......................    11.24         0.29          --         (0.21)        0.08        (0.01)
 Class IB.......................    11.19         0.28          --         (0.21)        0.07        (0.01)
 For the Year Ended December 31,
  2006(8)
 Class IA.......................    11.27         0.55          --         (0.01)        0.54        (0.57)
 Class IB.......................    11.20         0.51          --          0.00         0.51        (0.52)
 For the Year Ended December 31,
  2005
 Class IA.......................    11.94         0.44          --         (0.14)        0.30        (0.88)
 Class IB.......................    11.86         0.43          --         (0.17)        0.26        (0.83)
 For the Year Ended December 31,
  2004
 Class IA.......................    12.32         0.40          --          0.12         0.52        (0.58)
 Class IB.......................    12.25         0.45          --          0.04         0.49        (0.56)
 For the Year Ended December 31,
  2003
 Class IA.......................    11.95         0.36          --          0.57         0.93        (0.50)
 Class IB.......................    11.90         0.40          --          0.50         0.90        (0.49)
 For the Year Ended December 31,
  2002
 Class IA.......................    11.46(5)      0.56(5)       --         (0.01)(5)     0.55        (0.05)(5)
 Class IB.......................    11.43(5)      0.46(5)       --          0.07(5)      0.53        (0.05)(5)

                                                   -- SELECTED PER-SHARE DATA(4) --
                                  -------------------------------------------------------------------
                                                                                                NET
                                                                                     NET       ASSET
                                  DISTRIBUTIONS                                    INCREASE    VALUE
                                      FROM                                        (DECREASE)     AT
                                    REALIZED      DISTRIBUTIONS                     IN NET      END
                                     CAPITAL          FROM            TOTAL         ASSET        OF
                                      GAINS          CAPITAL      DISTRIBUTIONS     VALUE      PERIOD
                                  -------------   -------------   -------------   ----------   ------
HARTFORD SMALLCAP GROWTH HLS
 FUND
 For the Six-Month Period Ended
  June 30, 2007 (Unaudited)
 Class IA.......................     $(0.05)         $   --          $(0.05)       $  1.84     $22.63
 Class IB.......................      (0.05)             --           (0.05)          1.81     22.55
 For the Year Ended December 31,
  2006
 Class IA.......................      (1.45)             --           (1.53)         (0.09)    20.79
 Class IB.......................      (1.45)             --           (1.48)         (0.09)    20.74
 For the Year Ended December 31,
  2005
 Class IA.......................      (1.22)          (0.30)          (1.60)          0.62     20.88
 Class IB.......................      (1.22)          (0.30)          (1.55)          0.62     20.83
 For the Year Ended December 31,
  2004
 Class IA.......................         --              --              --           2.71     20.26
 Class IB.......................         --              --              --           2.66     20.21
 For the Year Ended December 31,
  2003
 Class IA.......................         --              --              --           5.85     17.55
 Class IB.......................         --              --              --           5.82     17.55
 For the Year Ended December 31,
  2002
 Class IA.......................         --              --              --          (4.74)    11.70
 From inception April, 30 2002
  through December 31, 2002
 Class IB.......................         --              --              --          (4.23)    11.73
HARTFORD STOCK HLS FUND
 For the Six-Month Period Ended
  June 30, 2007 (Unaudited)
 Class IA.......................      (1.17)             --           (1.22)          4.21     56.78
 Class IB.......................      (1.17)             --           (1.22)          4.13     56.58
 For the Year Ended December 31,
  2006
 Class IA.......................      (3.12)             --           (3.83)          3.36     52.57
 Class IB.......................      (3.12)             --           (3.69)          3.35     52.45
 For the Year Ended December 31,
  2005
 Class IA.......................         --              --           (0.89)          3.49     49.21
 Class IB.......................         --              --           (0.74)          3.51     49.10
 For the Year Ended December 31,
  2004
 Class IA.......................         --              --           (0.49)          1.35     45.72
 Class IB.......................         --              --           (0.42)          1.30     45.59
 For the Year Ended December 31,
  2003
 Class IA.......................         --              --           (0.48)          8.91     44.37
 Class IB.......................         --              --           (0.39)          8.87     44.29
 For the Year Ended December 31,
  2002
 Class IA.......................         --(5)           --           (0.39)        (11.90)    35.46(5)
 Class IB.......................         --(5)           --           (0.32)        (11.89)    35.42(5)
HARTFORD TOTAL RETURN BOND HLS
 FUND
 For the Six-Month Period Ended
  June 30, 2007 (Unaudited)
 Class IA.......................         --              --           (0.01)          0.07     11.31
 Class IB.......................         --              --           (0.01)          0.06     11.25
 For the Year Ended December 31,
  2006(8)
 Class IA.......................         --              --           (0.57)         (0.03)    11.24
 Class IB.......................         --              --           (0.52)         (0.01)    11.19
 For the Year Ended December 31,
  2005
 Class IA.......................      (0.09)             --           (0.97)         (0.67)    11.27
 Class IB.......................      (0.09)             --           (0.92)         (0.66)    11.20
 For the Year Ended December 31,
  2004
 Class IA.......................      (0.32)             --           (0.90)         (0.38)    11.94
 Class IB.......................      (0.32)             --           (0.88)         (0.39)    11.86
 For the Year Ended December 31,
  2003
 Class IA.......................      (0.06)             --           (0.56)          0.37     12.32
 Class IB.......................      (0.06)             --           (0.55)          0.35     12.25
 For the Year Ended December 31,
  2002
 Class IA.......................      (0.01)(5)          --           (0.06)          0.49     11.95(5)
 Class IB.......................      (0.01)(5)          --           (0.06)          0.47     11.90(5)

                                                     -- RATIOS AND SUPPLEMENTAL DATA --
                                  -------------------------------------------------------------------------
                                                                                      RATIO OF
                                                            RATIO OF     RATIO OF       NET
                                                            EXPENSES     EXPENSES    INVESTMENT
                                                 NET       TO AVERAGE   TO AVERAGE     INCOME
                                                ASSETS     NET ASSETS   NET ASSETS   TO AVERAGE   PORTFOLIO
                                  TOTAL       AT END OF      BEFORE       AFTER         NET       TURNOVER
                                  RETURN        PERIOD     WAIVERS(3)   WAIVERS(3)     ASSETS      RATE(6)
                                  ------      ----------   ----------   ----------   ----------   ---------
HARTFORD SMALLCAP GROWTH HLS
 FUND
 For the Six-Month Period Ended
  June 30, 2007 (Unaudited)
 Class IA.......................   9.11(2)    $  747,126      0.63%(1)     0.63%(1)     0.39%(1)      45%
 Class IB.......................   8.98(2)       271,842      0.88(1)      0.88(1)      0.14(1)       --
 For the Year Ended December 31,
  2006
 Class IA.......................   6.86(7)       746,266      0.64         0.64         0.42          92
 Class IB.......................   6.59(7)       273,736      0.89         0.89         0.17          --
 For the Year Ended December 31,
  2005
 Class IA.......................  11.02(7)       704,168      0.63         0.63         0.20          77
 Class IB.......................  10.78(7)       271,859      0.88         0.88        (0.05)         --
 For the Year Ended December 31,
  2004
 Class IA.......................  15.43          503,717      0.64         0.64         0.27          88
 Class IB.......................  15.14          201,589      0.89         0.89         0.02          --
 For the Year Ended December 31,
  2003
 Class IA.......................  50.06          346,380      0.66         0.66        (0.01)        101
 Class IB.......................  49.70           74,592      0.91         0.91        (0.26)         --
 For the Year Ended December 31,
  2002
 Class IA.......................  (28.83)        184,062      0.69         0.69        (0.18)         99
 From inception April, 30 2002
  through December 31, 2002
 Class IB.......................  (26.51)(2)       7,150      0.89(1)      0.89(1)     (0.13)(1)      --
HARTFORD STOCK HLS FUND
 For the Six-Month Period Ended
  June 30, 2007 (Unaudited)
 Class IA.......................  10.28(2)     4,478,211      0.49(1)      0.49(1)      1.10(1)       51
 Class IB.......................  10.14(2)       757,478      0.74(1)      0.74(1)      0.85(1)       --
 For the Year Ended December 31,
  2006
 Class IA.......................  14.65(7)     4,498,001      0.49         0.49         1.27          97
 Class IB.......................  14.37(7)       758,802      0.74         0.74         1.02          --
 For the Year Ended December 31,
  2005
 Class IA.......................   9.62        4,787,612      0.50         0.50         1.21          91
 Class IB.......................   9.35          770,163      0.75         0.75         0.96          --
 For the Year Ended December 31,
  2004
 Class IA.......................   4.17        5,657,942      0.49         0.49         1.61          30
 Class IB.......................   3.91          718,293      0.74         0.74         1.36          --
 For the Year Ended December 31,
  2003
 Class IA.......................  26.47        6,014,675      0.49         0.49         1.18          37
 Class IB.......................  26.16          562,979      0.74         0.74         0.93          --
 For the Year Ended December 31,
  2002
 Class IA.......................  (24.25)      5,094,276      0.49         0.49         0.97          44
 Class IB.......................  (24.42)        296,767      0.74         0.72         0.75          --
HARTFORD TOTAL RETURN BOND HLS
 FUND
 For the Six-Month Period Ended
  June 30, 2007 (Unaudited)
 Class IA.......................   0.75(2)     3,228,267      0.49(1)      0.49(1)      5.24(1)      118
 Class IB.......................   0.63(2)     1,045,067      0.74(1)      0.74(1)      4.99(1)       --
 For the Year Ended December 31,
  2006(8)
 Class IA.......................   4.80(7)     3,041,321      0.50         0.50         4.82         344
 Class IB.......................   4.54(7)     1,040,408      0.75         0.75         4.56          --
 For the Year Ended December 31,
  2005
 Class IA.......................   2.45        2,745,115      0.50         0.50         4.09         190
 Class IB.......................   2.19        1,068,600      0.75         0.75         3.84          --
 For the Year Ended December 31,
  2004
 Class IA.......................   4.62        2,507,021      0.50         0.50         3.72         164
 Class IB.......................   4.36          991,065      0.75         0.75         3.47          --
 For the Year Ended December 31,
  2003
 Class IA.......................   7.85        2,332,343      0.50         0.50         3.74         215
 Class IB.......................   7.58          734,768      0.75         0.75         3.49          --
 For the Year Ended December 31,
  2002
 Class IA.......................  10.08        2,145,266      0.51         0.51         5.58         108
 Class IB.......................   9.83          382,864      0.76         0.75         5.34          --

 HARTFORD SERIES FUND, INC. AND HARTFORD HLS SERIES FUND II, INC.

--------------------------------------------------------------------------------

                                                       -- SELECTED PER-SHARE DATA(4) --
                                  --------------------------------------------------------------------------
                                                                           NET
                                                                        REALIZED
                                                                           AND
                                  NET ASSET      NET        PAYMENT    UNREALIZED      TOTAL      DIVIDENDS
                                  VALUE AT    INVESTMENT     FROM         GAIN          FROM       FROM NET
                                  BEGINNING     INCOME       (TO)       (LOSS) ON    INVESTMENT   INVESTMENT
                                  OF PERIOD     (LOSS)     AFFILIATE   INVESTMENTS   OPERATIONS     INCOME
                                  ---------   ----------   ---------   -----------   ----------   ----------
HARTFORD U.S. GOVERNMENT
 SECURITIES HLS FUND
 For the Six-Month Period Ended
  June 30, 2007 (Unaudited)
 Class IA.......................   $11.13       $ 0.21       $  --       $ (0.10)     $  0.11       $(0.45)
 Class IB.......................    11.07         0.27          --         (0.17)        0.10        (0.42)
 For the Year Ended December 31,
  2006(8)
 Class IA.......................    11.09         0.49          --         (0.06)        0.43        (0.39)
 Class IB.......................    11.03         0.46          --         (0.06)        0.40        (0.36)
 For the Year Ended December 31,
  2005
 Class IA.......................    11.24         0.35          --         (0.17)        0.18        (0.33)
 Class IB.......................    11.19         0.37          --         (0.22)        0.15        (0.31)
 For the Year Ended December 31,
  2004
 Class IA.......................    11.43         0.29          --         (0.07)        0.22        (0.41)
 Class IB.......................    11.39         0.37          --         (0.18)        0.19        (0.39)
 For the Year Ended December 31,
  2003
 Class IA.......................    11.36         0.31          --         (0.07)        0.24        (0.17)
 Class IB.......................    11.34         0.27          --         (0.05)        0.22        (0.17)
 For the Year Ended December 31,
  2002
 Class IA.......................    10.79         0.22          --          0.89         1.11        (0.54)
 From inception April 30, 2002
  through December 31, 2002
 Class IB.......................    10.51         0.15          --          0.68         0.83           --
HARTFORD VALUE HLS FUND
 For the Six-Month Period Ended
  June 30, 2007 (Unaudited)
 Class IA.......................    13.06         0.08          --          1.09         1.17        (0.01)
 Class IB.......................    13.03         0.07          --          1.09         1.16        (0.01)
 For the Year Ended December 31,
  2006
 Class IA.......................    11.18         0.15          --          2.23         2.38        (0.15)
 Class IB.......................    11.14         0.13          --          2.21         2.34        (0.10)
 For the Year Ended December 31,
  2005
 Class IA.......................    10.73         0.15          --          0.71         0.86        (0.27)
 Class IB.......................    10.67         0.10          --          0.73         0.83        (0.22)
 For the Year Ended December 31,
  2004
 Class IA.......................     9.72         0.13          --          0.91         1.04        (0.03)
 Class IB.......................     9.69         0.12          --          0.89         1.01        (0.03)
 For the Year Ended December 31,
  2003
 Class IA.......................     7.61         0.10          --          2.08         2.18        (0.07)
 Class IB.......................     7.60         0.09          --          2.06         2.15        (0.06)
 For the Year Ended December 31,
  2002
 Class IA.......................     9.94(5)      0.08(5)       --         (2.33)(5)    (2.25)       (0.08)(5)
 Class IB.......................     9.93(5)      0.07(5)       --         (2.33)(5)    (2.26)       (0.07)(5)
HARTFORD VALUE OPPORTUNITIES HLS
 FUND
 For the Six-Month Period Ended
  June 30, 2007 (Unaudited)
 Class IA.......................    19.74         0.14          --          1.88         2.02        (0.01)
 Class IB.......................    19.64         0.12          --          1.87         1.99        (0.01)
 For the Year Ended December 31,
  2006
 Class IA.......................    18.93         0.25        0.01          3.14         3.40        (0.26)
 Class IB.......................    18.83         0.21        0.01          3.11         3.33        (0.19)
 For the Year Ended December 31,
  2005
 Class IA.......................    18.16         0.14          --          1.34         1.48        (0.26)
 Class IB.......................    18.06         0.09          --          1.33         1.42        (0.20)
 For the Year Ended December 31,
  2004
 Class IA.......................    15.33         0.13          --          2.75         2.88        (0.05)
 Class IB.......................    15.27         0.11          --          2.72         2.83        (0.04)
 For the Year Ended December 31,
  2003
 Class IA.......................    10.86         0.06          --          4.48         4.54        (0.07)
 Class IB.......................    10.84         0.08          --          4.41         4.49        (0.06)
 For the Year Ended December 31,
  2002
 Class IA.......................    14.83         0.07          --         (3.68)       (3.61)       (0.09)
 From inception April 30, 2002
  through December 31, 2002
 Class IB.......................    13.51         0.02          --         (2.69)       (2.67)          --

                                                   -- SELECTED PER-SHARE DATA(4) --
                                  -------------------------------------------------------------------
                                                                                                NET
                                                                                     NET       ASSET
                                  DISTRIBUTIONS                                    INCREASE    VALUE
                                      FROM                                        (DECREASE)     AT
                                    REALIZED      DISTRIBUTIONS                     IN NET      END
                                     CAPITAL          FROM            TOTAL         ASSET        OF
                                      GAINS          CAPITAL      DISTRIBUTIONS     VALUE      PERIOD
                                  -------------   -------------   -------------   ----------   ------
HARTFORD U.S. GOVERNMENT
 SECURITIES HLS FUND
 For the Six-Month Period Ended
  June 30, 2007 (Unaudited)
 Class IA.......................     $   --          $   --          $(0.45)       $ (0.34)    $10.79
 Class IB.......................         --              --           (0.42)         (0.32)    10.75
 For the Year Ended December 31,
  2006(8)
 Class IA.......................         --              --           (0.39)          0.04     11.13
 Class IB.......................         --              --           (0.36)          0.04     11.07
 For the Year Ended December 31,
  2005
 Class IA.......................         --              --           (0.33)         (0.15)    11.09
 Class IB.......................         --              --           (0.31)         (0.16)    11.03
 For the Year Ended December 31,
  2004
 Class IA.......................         --              --           (0.41)         (0.19)    11.24
 Class IB.......................         --              --           (0.39)         (0.20)    11.19
 For the Year Ended December 31,
  2003
 Class IA.......................         --              --           (0.17)          0.07     11.43
 Class IB.......................         --              --           (0.17)          0.05     11.39
 For the Year Ended December 31,
  2002
 Class IA.......................         --              --           (0.54)          0.57     11.36
 From inception April 30, 2002
  through December 31, 2002
 Class IB.......................         --              --              --           0.83     11.34
HARTFORD VALUE HLS FUND
 For the Six-Month Period Ended
  June 30, 2007 (Unaudited)
 Class IA.......................      (1.16)             --           (1.17)            --     13.06
 Class IB.......................      (1.16)             --           (1.17)         (0.01)    13.02
 For the Year Ended December 31,
  2006
 Class IA.......................      (0.35)             --           (0.50)          1.88     13.06
 Class IB.......................      (0.35)             --           (0.45)          1.89     13.03
 For the Year Ended December 31,
  2005
 Class IA.......................      (0.14)             --           (0.41)          0.45     11.18
 Class IB.......................      (0.14)             --           (0.36)          0.47     11.14
 For the Year Ended December 31,
  2004
 Class IA.......................         --              --           (0.03)          1.01     10.73
 Class IB.......................         --              --           (0.03)          0.98     10.67
 For the Year Ended December 31,
  2003
 Class IA.......................         --              --           (0.07)          2.11      9.72
 Class IB.......................         --              --           (0.06)          2.09      9.69
 For the Year Ended December 31,
  2002
 Class IA.......................         --(5)           --           (0.08)         (2.33)     7.61(5)
 Class IB.......................         --(5)           --           (0.07)         (2.33)     7.60(5)
HARTFORD VALUE OPPORTUNITIES HLS
 FUND
 For the Six-Month Period Ended
  June 30, 2007 (Unaudited)
 Class IA.......................      (0.35)             --           (0.36)          1.66     21.40
 Class IB.......................      (0.35)             --           (0.36)          1.63     21.27
 For the Year Ended December 31,
  2006
 Class IA.......................      (2.33)             --           (2.59)          0.81     19.74
 Class IB.......................      (2.33)             --           (2.52)          0.81     19.64
 For the Year Ended December 31,
  2005
 Class IA.......................      (0.45)             --           (0.71)          0.77     18.93
 Class IB.......................      (0.45)             --           (0.65)          0.77     18.83
 For the Year Ended December 31,
  2004
 Class IA.......................         --              --           (0.05)          2.83     18.16
 Class IB.......................         --              --           (0.04)          2.79     18.06
 For the Year Ended December 31,
  2003
 Class IA.......................         --              --           (0.07)          4.47     15.33
 Class IB.......................         --              --           (0.06)          4.43     15.27
 For the Year Ended December 31,
  2002
 Class IA.......................      (0.27)             --           (0.36)         (3.97)    10.86
 From inception April 30, 2002
  through December 31, 2002
 Class IB.......................         --              --              --          (2.67)    10.84

                                                     -- RATIOS AND SUPPLEMENTAL DATA --
                                  -------------------------------------------------------------------------
                                                                                      RATIO OF
                                                            RATIO OF     RATIO OF       NET
                                                            EXPENSES     EXPENSES    INVESTMENT
                                                 NET       TO AVERAGE   TO AVERAGE     INCOME
                                                ASSETS     NET ASSETS   NET ASSETS   TO AVERAGE   PORTFOLIO
                                  TOTAL       AT END OF      BEFORE       AFTER         NET       TURNOVER
                                  RETURN        PERIOD     WAIVERS(3)   WAIVERS(3)     ASSETS      RATE(6)
                                  ------      ----------   ----------   ----------   ----------   ---------
HARTFORD U.S. GOVERNMENT
 SECURITIES HLS FUND
 For the Six-Month Period Ended
  June 30, 2007 (Unaudited)
 Class IA.......................   1.00(2)    $  807,227      0.47%(1)     0.47%(1)     4.97%(1)      53%
 Class IB.......................   0.88(2)       284,524      0.72(1)      0.72(1)      4.71(1)       --
 For the Year Ended December 31,
  2006(8)
 Class IA.......................   4.01          711,639      0.48         0.48         4.48         199
 Class IB.......................   3.75          290,963      0.73         0.73         4.21          --
 For the Year Ended December 31,
  2005
 Class IA.......................   1.55          591,007      0.47         0.47         3.60         257
 Class IB.......................   1.30          323,920      0.72         0.72         3.34          --
 For the Year Ended December 31,
  2004
 Class IA.......................   2.07          523,819      0.47         0.47         3.08         247
 Class IB.......................   1.82          294,711      0.72         0.72         2.83          --
 For the Year Ended December 31,
  2003
 Class IA.......................   2.15          514,243      0.47         0.47         2.74         191
 Class IB.......................   1.89          239,023      0.72         0.72         2.49          --
 For the Year Ended December 31,
  2002
 Class IA.......................  10.73          590,626      0.49         0.49         3.47         283
 From inception April 30, 2002
  through December 31, 2002
 Class IB.......................   7.96(2)       100,867      0.74(1)      0.74(1)      5.13(1)       --
HARTFORD VALUE HLS FUND
 For the Six-Month Period Ended
  June 30, 2007 (Unaudited)
 Class IA.......................   8.80(2)       299,267      0.84(1)      0.84(1)      1.34(1)       14
 Class IB.......................   8.66(2)       148,615      1.09(1)      1.09(1)      1.08(1)       --
 For the Year Ended December 31,
  2006
 Class IA.......................  21.82(7)       277,982      0.85         0.85         1.37          40
 Class IB.......................  21.52(7)       148,135      1.10         1.10         1.10          --
 For the Year Ended December 31,
  2005
 Class IA.......................   8.13          193,655      0.86         0.86         1.42          30
 Class IB.......................   7.86          129,771      1.11         1.11         1.17          --
 For the Year Ended December 31,
  2004
 Class IA.......................  10.71          162,644      0.87         0.87         1.36          45
 Class IB.......................  10.43          120,227      1.12         1.12         1.11          --
 For the Year Ended December 31,
  2003
 Class IA.......................  28.60          155,085      0.87         0.87         1.53          40
 Class IB.......................  28.28           99,825      1.12         1.12         1.28          --
 For the Year Ended December 31,
  2002
 Class IA.......................  (22.64)         69,388      0.89         0.89         1.30          37
 Class IB.......................  (22.81)         34,006      1.14         1.12         1.07          --
HARTFORD VALUE OPPORTUNITIES HLS
 FUND
 For the Six-Month Period Ended
  June 30, 2007 (Unaudited)
 Class IA.......................  10.23(2)       573,284      0.63(1)      0.63(1)      1.41(1)       25
 Class IB.......................  10.10(2)       177,331      0.88(1)      0.88(1)      1.15(1)       --
 For the Year Ended December 31,
  2006
 Class IA.......................  19.02(7)       508,648      0.64         0.64         1.31          52
 Class IB.......................  18.73(7)       164,151      0.89         0.89         1.05          --
 For the Year Ended December 31,
  2005
 Class IA.......................   8.32          390,113      0.65         0.65         1.05          52
 Class IB.......................   8.05          151,960      0.90         0.90         0.79          --
 For the Year Ended December 31,
  2004
 Class IA.......................  18.87          259,593      0.67         0.67         1.10          80
 Class IB.......................  18.58           81,772      0.92         0.92         0.85          --
 For the Year Ended December 31,
  2003
 Class IA.......................  41.87          156,879      0.71         0.71         0.62          48
 Class IB.......................  41.52           32,572      0.96         0.96         0.37          --
 For the Year Ended December 31,
  2002
 Class IA.......................  (24.95)         88,793      0.73         0.73         0.60          67
 From inception April 30, 2002
  through December 31, 2002
 Class IB.......................  (19.74)(2)       3,160      0.91(1)      0.91(1)      1.06(1)       --

---------------
(1) Annualized.
(2) Not annualized.
(3) Ratios do not reflect reductions for fees paid indirectly. Please see Note 3(e).
(4) Information presented relates to a share outstanding throughout the indicated period.
(5) Per share amounts have been restated to reflect a reverse stock split for Classes IA and IB shares effective November 22, 2002.
(6) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(7) Total return without the inclusion of the Payment from (to) Affiliate, as noted on the Statement of Operations, can be found in Note 3(g).
(8) Per share amounts have been calculated using the average shares method.
(9) Prior to July 27, 2007, Hartford Fundamental Growth HLS Fund was known as Hartford Focus HLS Fund, Hartford Global Growth HLS Fund was known as Global Leaders HLS Fund and Hartford International Growth HLS Fund was known as Hartford International Capital Appreciation HLS Fund.

The accompanying notes are an integral part of these financial statements.

 HARTFORD SERIES FUND, INC. AND HARTFORD HLS SERIES FUND II, INC.

 DIRECTORS AND OFFICERS (UNAUDITED)
--------------------------------------------------------------------------------

The Boards of Directors appoint officers who are responsible for the day-to-day operations of the Funds and who execute policies formulated by the Directors. Each Director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held, or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a substantial financial interest in The Hartford are considered "interested" persons of the funds pursuant to the Investment Company Act of 1940. Each officer and three of the Funds' directors, as noted in the chart below, are "interested" persons of the Funds. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., The Hartford Income Shares Fund, Inc., Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc., which collectively consist of 89 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, CT 06104-2999, except that correspondence to Ms. Fagely, Ms. Fleege and Ms. Settimi may be sent to 500 Bielenberg Dr., Woodbury, MN 55125.

The table below sets forth, for each director and officer, his or her name, age, current position with the funds, date first elected or appointed to Hartford Series Fund, Inc. ("SF") and Hartford HLS Series Fund II, Inc. ("SF2"), principal occupation, and, for directors, other directorships held.

The Statement of Additional Information ("SAI") includes additional information about Fund directors and is available upon request without charge by calling 1-800-862-6668 or writing to Hartford HLS Funds, c/o Individual Annuity Services, P.O. Box 5085, Hartford, CT 06102-5085.

Information on the aggregate remuneration paid to the directors by each Fund can be found in the Statement of Operations herein. The Funds do not pay salaries or compensation to any of their officers or directors who are employed by The Hartford.

NON-INTERESTED DIRECTORS

LYNN S. BIRDSONG (age 60) Director since 2003, Chairman of the Litigation Committee; Co-Chairman of the Investment Committee
     Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm. Since 2003, Mr. Birdsong has been an independent Director of The Japan Fund. From 2003 to March 2005, Mr. Birdsong was an independent director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an interested Director of The Japan Fund.

ROBERT M. GAVIN, JR. (age 66) Director since 2002 (SF) and 1986 (SF2), Chairman of the Board since 2004
     Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community; and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

DUANE E. HILL (age 61) Director since 2001 (SF) and 2002 (SF2), Chairman of the Nominating Committee
     Mr. Hill is a Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former Partner of TSG Capital Group, a private equity investment firm that serves as sponsor and lead investor in leveraged buyouts of middle market companies.

SANDRA S. JAFFEE (age 65) Director since 2005
     Ms. Jaffee is Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions. Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm, from August 2004 to August 2005. From September 1995 to July 2004, Ms. Jaffee served as Executive Vice President at Citigroup, where she was President and Chief Executive Officer of Citibank's Global Securities Services (1995-2003).

WILLIAM P. JOHNSTON (age 62) Director since 2005, Chairman of the Compliance Committee
     In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

PHILLIP O. PETERSON (age 62) Director since 2002 (SF) 2000 (SF2), Chairman of the Audit Committee
     Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Directors. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.

LEMMA W. SENBET (age 60) Director since 2005
     Dr. Senbet is the William E. Mayer Chair Professor of Finance at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department during 1998-2006. Previously he was an endowed professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000-July 2002. Professor Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association.

 HARTFORD SERIES FUND, INC. AND HARTFORD HLS SERIES FUND II, INC.

--------------------------------------------------------------------------------

INTERESTED DIRECTORS AND OFFICERS

THOMAS M. MARRA (age 49) Director since 2002

     Mr. Marra is President and Chief Operating Officer of The Hartford Financial Services Group, Inc ("The Hartford"). He is also a member of the Board of Directors for The Hartford. Mr. Marra was named President and COO of The Hartford in 2007. He served as COO of Hartford Life, Inc. ("Hartford Life") from 2000 to 2007, as President of Hartford Life from 2001 to 2007, and as Director of Hartford Life's Investment Products Division from 1998 to 2000. Mr. Marra is Chairman of the Board and Manager of Hartford Investment Financial Services, LLC ("HIFSCO") and Chief Executive Officer, Manager and President of HL Investment Advisors, LLC ("HLIA").

LOWNDES A. SMITH (age 67) Director since 1996 (SF) 2002 (SF2), Co-Chairman of the Investment Committee

     Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of Hartford Life, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith has served as a Director of White Mountains Insurance Group since November 2003.

DAVID M. ZNAMIEROWSKI (age 46) Director since 1999 (SF) 2005 (SF2), President since 1999 (SF) 2001 (SF2)

     Mr. Znamierowski currently serves as President of Hartford Investment Management Company ("Hartford Investment Management") and as Executive Vice President and Chief Investment Officer for The Hartford, Hartford Life, Inc. and Hartford Life Insurance Company. Mr. Znamierowski is also Chief Investment Officer for Hartford Administrative Services Company ("HASCO").

OTHER OFFICERS

ROBERT M. ARENA (age 38) Vice President since 2006

     Mr. Arena serves as Senior Vice President of Hartford Life and heads its Retail Products Group in the U.S. Wealth Management Division. Prior to joining The Hartford in 2004, he was Senior Vice President in charge of Product Management for American Skandia/Prudential in the individual annuities division. Mr. Arena joined American Skandia in 1996.

TAMARA L. FAGELY (age 49) Vice President, Controller and Treasurer since 2002
(SF) 1993 (SF2)

     Ms. Fagely has been Vice President of HASCO since 1998 and Chief Financial Officer of HASCO since 2006. Currently, Ms. Fagely is a Vice President of Hartford Life Insurance Company. She served as Assistant Vice President of Hartford Life Insurance Company from December 2001 through March 2005.

SUSAN FLEEGE (age 47) AML Officer since 2005

     Ms. Fleege has served as Chief Compliance Officer for HASCO since 2005 and Hartford Investor Services Company, LLC since 2006. Prior to joining Hartford Life in 2005, Ms. Fleege was Counsel for Ameriprise Financial Corporation from 2000 to 2005.

THOMAS D. JONES III (age 42) Vice President and Chief Compliance Officer since 2006

     Mr. Jones joined Hartford Life as Vice President and Director of Securities Compliance in 2006 from SEI Investments ("SEI"), where he served as Chief Compliance Officer for its mutual funds and investment advisers. Prior to joining SEI, Mr. Jones was First Vice President and Compliance Director for Merrill Lynch Investment Managers (Americas) ("MLIM"), where he worked from 1992-2004.

EDWARD P. MACDONALD (age 39) Vice President, Secretary and Chief Legal Officer since 2005

     Mr. Macdonald serves as Assistant General Counsel of The Hartford. Prior to joining The Hartford in 2005, Mr. Macdonald was Chief Counsel Investment Management for Prudential Financial (formerly American Skandia Investment Services, Inc.). Mr. Macdonald joined Prudential in April 1999.

VERNON J. MEYER (age 43) Vice President since 2006

     Mr. Meyer serves as Senior Vice President (as of 8/7/07) of Hartford Life and Director of its Investment Advisory Group in the U.S. Wealth Management Division. Prior to joining the Hartford in 2004, Mr. Meyer served as Vice President and Managing Director of Mass Mutual, which he joined in 1987.

DENISE A. SETTIMI (age 46) Vice President since 2005

     Ms. Settimi currently serves as Operations Officer of HASCO. Previously, Ms. Settimi was with American Express Financial Advisors, where she was Director of Retirement Plan Services from 1997 to 2003.

JOHN C. WALTERS (age 45) Vice President since 2001

     Mr. Walters serves as Co-Chief Operating Officer of Hartford Life Insurance Company. Mr. Walters is also a Managing Member, Chief Executive Officer and Executive Vice President of HIFSCO and a Managing Member and Executive Vice President of HL Advisors. Previously, Mr. Walters was with First Union Securities.(1)

     (1) Served as President of the Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc. between February 1, 2005 and March 27, 2005.

 HARTFORD SERIES FUND, INC. AND HARTFORD HLS SERIES FUND II, INC.

    HOW TO OBTAIN A COPY OF THE FUNDS' PROXY VOTING POLICIES AND PROXY VOTING
                                     RECORDS

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and a record of how the Funds voted any proxies for the twelve month period ended June 30, 2007 is available
(1) without charge, upon request, by calling 800-862-6668 and (2) on the Securities and Exchange Commission's website at http://www.sec.gov.

                    QUARTERLY PORTFOLIO HOLDINGS INFORMATION

The Funds file a complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds' Form N-Q will be available (1) without charge, upon request, by calling 800-862-6668 and (2) on the Securities and Exchange Commission's website at www.sec.gov. The Forms N-Q may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.

 HARTFORD SERIES FUND, INC. AND HARTFORD HLS SERIES FUND II, INC.

 EXPENSE EXAMPLE (UNAUDITED)
--------------------------------------------------------------------------------

YOUR FUND'S EXPENSES

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) (2) ongoing costs including management fees; distribution fees; and other fund expenses. This example is intended to help you understand your ongoing costs(in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of December 31, 2006 through June 30, 2007.

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6, then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

                                           ACTUAL RETURN
                       -----------------------------------------------------
                                                             EXPENSES PAID
                           BEGINNING          ENDING       DURING THE PERIOD
                            ACCOUNT           ACCOUNT      DECEMBER 31, 2006
                             VALUE             VALUE            THROUGH
                       DECEMBER 31, 2006   JUNE 30, 2007     JUNE 30, 2007
                       -----------------   -------------   -----------------
HARTFORD ADVISERS HLS
  FUND
  Class IA...........      $1,000.00         $1,070.38           $3.23
  Class IB...........      $1,000.00         $1,067.74           $4.51
HARTFORD CAPITAL
  APPRECIATION HLS
  FUND
  Class IA...........      $1,000.00         $1,111.27           $3.51
  Class IB...........      $1,000.00         $1,108.61           $4.84
HARTFORD DISCIPLINED
  EQUITY HLS FUND
  Class IA...........      $1,000.00         $1,083.77           $3.68
  Class IB...........      $1,000.00         $1,081.11           $4.98

                             HYPOTHETICAL (5% RETURN BEFORE EXPENSES)
                       -----------------------------------------------------
                                                             EXPENSES PAID
                           BEGINNING          ENDING       DURING THE PERIOD                  DAYS
                            ACCOUNT           ACCOUNT      DECEMBER 31, 2006   ANNUALIZED    IN THE      DAYS
                             VALUE             VALUE            THROUGH         EXPENSE     CURRENT     IN THE
                       DECEMBER 31, 2006   JUNE 30, 2007     JUNE 30, 2007       RATIO      1/2 YEAR   FULL YEAR
                       -----------------   -------------   -----------------   ----------   --------   ---------
HARTFORD ADVISERS HLS
  FUND
  Class IA...........      $1,000.00         $1,021.67           $3.16            0.63%       184         365
  Class IB...........      $1,000.00         $1,020.43           $4.41            0.88%       184         365
HARTFORD CAPITAL
  APPRECIATION HLS
  FUND
  Class IA...........      $1,000.00         $1,021.88           $3.36            0.66%       184         365
  Class IB...........      $1,000.00         $1,020.62           $4.63            0.91%       184         365
HARTFORD DISCIPLINED
  EQUITY HLS FUND
  Class IA...........      $1,000.00         $1,021.68           $3.57            0.70%       184         365
  Class IB...........      $1,000.00         $1,020.42           $4.84            0.95%       184         365

--------------------------------------------------------------------------------

                                           ACTUAL RETURN
                       -----------------------------------------------------
                                                             EXPENSES PAID
                           BEGINNING          ENDING       DURING THE PERIOD
                            ACCOUNT           ACCOUNT      DECEMBER 31, 2006
                             VALUE             VALUE            THROUGH
                       DECEMBER 31, 2006   JUNE 30, 2007     JUNE 30, 2007
                       -----------------   -------------   -----------------
HARTFORD DIVIDEND AND
  GROWTH HLS FUND
  Class IA...........      $1,000.00         $1,087.72           $3.53
  Class IB...........      $1,000.00         $1,085.06           $4.84
HARTFORD EQUITY
  INCOME HLS FUND
  Class IA...........      $1,000.00         $1,063.42           $4.32
  Class IB...........      $1,000.00         $1,060.86           $5.61
HARTFORD FUNDAMENTAL
  GROWTH HLS FUND(1)
  Class IA...........      $1,000.00         $1,094.61           $4.70
  Class IB...........      $1,000.00         $1,091.95           $6.01

                             HYPOTHETICAL (5% RETURN BEFORE EXPENSES)
                       -----------------------------------------------------
                                                             EXPENSES PAID
                           BEGINNING          ENDING       DURING THE PERIOD                  DAYS
                            ACCOUNT           ACCOUNT      DECEMBER 31, 2006   ANNUALIZED    IN THE      DAYS
                             VALUE             VALUE            THROUGH         EXPENSE     CURRENT     IN THE
                       DECEMBER 31, 2006   JUNE 30, 2007     JUNE 30, 2007       RATIO      1/2 YEAR   FULL YEAR
                       -----------------   -------------   -----------------   ----------   --------   ---------
HARTFORD DIVIDEND AND
  GROWTH HLS FUND
  Class IA...........      $1,000.00         $1,021.83           $3.41            0.67%       184         365
  Class IB...........      $1,000.00         $1,020.57           $4.69            0.92%       184         365
HARTFORD EQUITY
  INCOME HLS FUND
  Class IA...........      $1,000.00         $1,021.02           $4.23            0.83%       184         365
  Class IB...........      $1,000.00         $1,019.76           $5.50            1.08%       184         365
HARTFORD FUNDAMENTAL
  GROWTH HLS FUND(1)
  Class IA...........      $1,000.00         $1,020.72           $4.53            0.89%       184         365
  Class IB...........      $1,000.00         $1,019.46           $5.80            1.14%       184         365

 HARTFORD SERIES FUND, INC. AND HARTFORD HLS SERIES FUND II, INC.

 EXPENSE EXAMPLE -- (CONTINUED)(UNAUDITED)
--------------------------------------------------------------------------------

                                           ACTUAL RETURN
                       -----------------------------------------------------
                                                             EXPENSES PAID
                           BEGINNING          ENDING       DURING THE PERIOD
                            ACCOUNT           ACCOUNT      DECEMBER 31, 2006
                             VALUE             VALUE            THROUGH
                       DECEMBER 31, 2006   JUNE 30, 2007     JUNE 30, 2007
                       -----------------   -------------   -----------------
HARTFORD GLOBAL
  ADVISERS HLS FUND
  Class IA...........      $1,000.00         $1,056.12           $4.30
  Class IB...........      $1,000.00         $1,053.56           $5.59
HARTFORD GLOBAL
  COMMUNICATIONS HLS
  FUND
  Class IA...........      $1,000.00         $1,096.16           $5.18
  Class IB...........      $1,000.00         $1,093.55           $6.44
HARTFORD GLOBAL
  FINANCIAL SERVICES
  HLS FUND
  Class IA...........      $1,000.00         $1,022.11           $4.84
  Class IB...........      $1,000.00         $1,019.55           $6.11
HARTFORD GLOBAL
  GROWTH HLS FUND(2)
  Class IA...........      $1,000.00         $1,099.02           $3.86
  Class IB...........      $1,000.00         $1,096.36           $5.18
HARTFORD GLOBAL
  HEALTH HLS FUND
  Class IA...........      $1,000.00         $1,036.91           $4.47
  Class IB...........      $1,000.00         $1,034.35           $5.74
HARTFORD GLOBAL
  TECHNOLOGY HLS FUND
  Class IA...........      $1,000.00         $1,115.76           $4.91
  Class IB...........      $1,000.00         $1,113.10           $6.23
HARTFORD GROWTH HLS
  FUND
  Class IA...........      $1,000.00         $1,078.62           $4.35
  Class IB...........      $1,000.00         $1,075.96           $5.65
HARTFORD GROWTH
  OPPORTUNITIES HLS
  FUND
  Class IA...........      $1,000.00         $1,160.92           $3.43
  Class IB...........      $1,000.00         $1,158.16           $4.79
HARTFORD HIGH YIELD
  HLS FUND
  Class IA...........      $1,000.00         $1,030.77           $3.69
  Class IB...........      $1,000.00         $1,028.21           $4.96
HARTFORD INDEX HLS
  FUND
  Class IA...........      $1,000.00         $1,066.04           $1.72
  Class IB...........      $1,000.00         $1,063.48           $3.02

                             HYPOTHETICAL (5% RETURN BEFORE EXPENSES)
                       -----------------------------------------------------
                                                             EXPENSES PAID
                           BEGINNING          ENDING       DURING THE PERIOD                  DAYS
                            ACCOUNT           ACCOUNT      DECEMBER 31, 2006   ANNUALIZED    IN THE      DAYS
                             VALUE             VALUE            THROUGH         EXPENSE     CURRENT     IN THE
                       DECEMBER 31, 2006   JUNE 30, 2007     JUNE 30, 2007       RATIO      1/2 YEAR   FULL YEAR
                       -----------------   -------------   -----------------   ----------   --------   ---------
HARTFORD GLOBAL
  ADVISERS HLS FUND
  Class IA...........      $1,000.00         $1,021.02           $4.23            0.83%       184         365
  Class IB...........      $1,000.00         $1,019.76           $5.50            1.08%       184         365
HARTFORD GLOBAL
  COMMUNICATIONS HLS
  FUND
  Class IA...........      $1,000.00         $1,020.27           $4.99            0.98%       184         365
  Class IB...........      $1,000.00         $1,019.06           $6.21            1.22%       184         365
HARTFORD GLOBAL
  FINANCIAL SERVICES
  HLS FUND
  Class IA...........      $1,000.00         $1,020.42           $4.84            0.95%       184         365
  Class IB...........      $1,000.00         $1,019.16           $6.11            1.20%       184         365
HARTFORD GLOBAL
  GROWTH HLS FUND(2)
  Class IA...........      $1,000.00         $1,021.53           $3.72            0.73%       184         365
  Class IB...........      $1,000.00         $1,020.27           $4.99            0.98%       184         365
HARTFORD GLOBAL
  HEALTH HLS FUND
  Class IA...........      $1,000.00         $1,020.82           $4.43            0.87%       184         365
  Class IB...........      $1,000.00         $1,019.56           $5.70            1.12%       184         365
HARTFORD GLOBAL
  TECHNOLOGY HLS FUND
  Class IA...........      $1,000.00         $1,020.57           $4.69            0.92%       184         365
  Class IB...........      $1,000.00         $1,019.31           $5.96            1.17%       184         365
HARTFORD GROWTH HLS
  FUND
  Class IA...........      $1,000.00         $1,021.02           $4.23            0.83%       184         365
  Class IB...........      $1,000.00         $1,019.76           $5.50            1.08%       184         365
HARTFORD GROWTH
  OPPORTUNITIES HLS
  FUND
  Class IA...........      $1,000.00         $1,022.03           $3.21            0.63%       184         365
  Class IB...........      $1,000.00         $1,020.77           $4.48            0.88%       184         365
HARTFORD HIGH YIELD
  HLS FUND
  Class IA...........      $1,000.00         $1,021.58           $3.67            0.72%       184         365
  Class IB...........      $1,000.00         $1,020.32           $4.94            0.97%       184         365
HARTFORD INDEX HLS
  FUND
  Class IA...........      $1,000.00         $1,023.54           $1.68            0.33%       184         365
  Class IB...........      $1,000.00         $1,022.28           $2.96            0.58%       184         365

--------------------------------------------------------------------------------

                                           ACTUAL RETURN
                       -----------------------------------------------------
                                                             EXPENSES PAID
                           BEGINNING          ENDING       DURING THE PERIOD
                            ACCOUNT           ACCOUNT      DECEMBER 31, 2006
                             VALUE             VALUE            THROUGH
                       DECEMBER 31, 2006   JUNE 30, 2007     JUNE 30, 2007
                       -----------------   -------------   -----------------
HARTFORD
  INTERNATIONAL
  GROWTH HLS FUND(3)
  Class IA...........      $1,000.00         $1,105.97           $4.35
  Class IB...........      $1,000.00         $1,103.31           $5.67
HARTFORD
  INTERNATIONAL
  OPPORTUNITIES HLS
  FUND
  Class IA...........      $1,000.00         $1,107.27           $3.72
  Class IB...........      $1,000.00         $1,104.61           $5.04
HARTFORD
  INTERNATIONAL SMALL
  COMPANY HLS FUND
  Class IA...........      $1,000.00         $1,116.66           $4.69
  Class IB...........      $1,000.00         $1,114.00           $6.02
HARTFORD MIDCAP HLS
  FUND
  Class IA...........      $1,000.00         $1,162.22           $3.76
  Class IB...........      $1,000.00         $1,159.46           $5.12
HARTFORD MIDCAP VALUE
  HLS FUND
  Class IA...........      $1,000.00         $1,158.57           $4.24
  Class IB...........      $1,000.00         $1,155.81           $5.60
HARTFORD MONEY MARKET
  HLS FUND
  Class IA...........      $1,000.00         $1,022.28           $2.45
  Class IB...........      $1,000.00         $1,019.82           $3.72
HARTFORD MORTGAGE
  SECURITIES HLS FUND
  Class IA...........      $1,000.00         $1,007.83           $2.48
  Class IB...........      $1,000.00         $1,005.27           $3.74
HARTFORD SMALL
  COMPANY HLS FUND
  Class IA...........      $1,000.00         $1,118.47           $3.74
  Class IB...........      $1,000.00         $1,115.81           $5.07
HARTFORD SMALLCAP
  GROWTH HLS FUND
  Class IA...........      $1,000.00         $1,087.92           $3.32
  Class IB...........      $1,000.00         $1,085.36           $4.63
HARTFORD STOCK HLS
  FUND
  Class IA...........      $1,000.00         $1,100.33           $2.59
  Class IB...........      $1,000.00         $1,097.67           $3.91

                             HYPOTHETICAL (5% RETURN BEFORE EXPENSES)
                       -----------------------------------------------------
                                                             EXPENSES PAID
                           BEGINNING          ENDING       DURING THE PERIOD                  DAYS
                            ACCOUNT           ACCOUNT      DECEMBER 31, 2006   ANNUALIZED    IN THE      DAYS
                             VALUE             VALUE            THROUGH         EXPENSE     CURRENT     IN THE
                       DECEMBER 31, 2006   JUNE 30, 2007     JUNE 30, 2007       RATIO      1/2 YEAR   FULL YEAR
                       -----------------   -------------   -----------------   ----------   --------   ---------
HARTFORD
  INTERNATIONAL
  GROWTH HLS FUND(3)
  Class IA...........      $1,000.00         $1,021.07           $4.18            0.82%       184         365
  Class IB...........      $1,000.00         $1,019.81           $5.45            1.07%       184         365
HARTFORD
  INTERNATIONAL
  OPPORTUNITIES HLS
  FUND
  Class IA...........      $1,000.00         $1,021.68           $3.57            0.70%       184         365
  Class IB...........      $1,000.00         $1,020.42           $4.84            0.95%       184         365
HARTFORD
  INTERNATIONAL SMALL
  COMPANY HLS FUND
  Class IA...........      $1,000.00         $1,020.77           $4.48            0.88%       184         365
  Class IB...........      $1,000.00         $1,019.51           $5.75            1.13%       184         365
HARTFORD MIDCAP HLS
  FUND
  Class IA...........      $1,000.00         $1,021.73           $3.52            0.69%       184         365
  Class IB...........      $1,000.00         $1,020.47           $4.79            0.94%       184         365
HARTFORD MIDCAP VALUE
  HLS FUND
  Class IA...........      $1,000.00         $1,021.27           $3.97            0.78%       184         365
  Class IB...........      $1,000.00         $1,020.01           $5.24            1.03%       184         365
HARTFORD MONEY MARKET
  HLS FUND
  Class IA...........      $1,000.00         $1,022.79           $2.45            0.48%       184         365
  Class IB...........      $1,000.00         $1,021.53           $3.72            0.73%       184         365
HARTFORD MORTGAGE
  SECURITIES HLS FUND
  Class IA...........      $1,000.00         $1,022.74           $2.50            0.49%       184         365
  Class IB...........      $1,000.00         $1,021.48           $3.77            0.74%       184         365
HARTFORD SMALL
  COMPANY HLS FUND
  Class IA...........      $1,000.00         $1,021.68           $3.57            0.70%       184         365
  Class IB...........      $1,000.00         $1,020.42           $4.84            0.95%       184         365
HARTFORD SMALLCAP
  GROWTH HLS FUND
  Class IA...........      $1,000.00         $1,022.03           $3.21            0.63%       184         365
  Class IB...........      $1,000.00         $1,020.77           $4.48            0.88%       184         365
HARTFORD STOCK HLS
  FUND
  Class IA...........      $1,000.00         $1,022.74           $2.50            0.49%       184         365
  Class IB...........      $1,000.00         $1,021.48           $3.77            0.74%       184         365

 HARTFORD SERIES FUND, INC. AND HARTFORD HLS SERIES FUND II, INC.

 EXPENSE EXAMPLE -- (CONTINUED)(UNAUDITED)
--------------------------------------------------------------------------------

                                           ACTUAL RETURN
                       -----------------------------------------------------
                                                             EXPENSES PAID
                           BEGINNING          ENDING       DURING THE PERIOD
                            ACCOUNT           ACCOUNT      DECEMBER 31, 2006
                             VALUE             VALUE            THROUGH
                       DECEMBER 31, 2006   JUNE 30, 2007     JUNE 30, 2007
                       -----------------   -------------   -----------------
HARTFORD TOTAL RETURN
  BOND HLS FUND
  Class IA...........      $1,000.00         $1,005.03           $2.48
  Class IB...........      $1,000.00         $1,002.57           $3.74
HARTFORD U.S.
  GOVERNMENT
  SECURITIES HLS FUND
  Class IA...........      $1,000.00         $1,007.63           $2.38
  Class IB...........      $1,000.00         $1,005.17           $3.64
HARTFORD VALUE HLS
  FUND
  Class IA...........      $1,000.00         $1,083.77           $4.41
  Class IB...........      $1,000.00         $1,081.11           $5.72
HARTFORD VALUE
  OPPORTUNITIES HLS
  FUND
  Class IA...........      $1,000.00         $1,099.12           $3.33
  Class IB...........      $1,000.00         $1,096.56           $4.65

                             HYPOTHETICAL (5% RETURN BEFORE EXPENSES)
                       -----------------------------------------------------
                                                             EXPENSES PAID
                           BEGINNING          ENDING       DURING THE PERIOD                  DAYS
                            ACCOUNT           ACCOUNT      DECEMBER 31, 2006   ANNUALIZED    IN THE      DAYS
                             VALUE             VALUE            THROUGH         EXPENSE     CURRENT     IN THE
                       DECEMBER 31, 2006   JUNE 30, 2007     JUNE 30, 2007       RATIO      1/2 YEAR   FULL YEAR
                       -----------------   -------------   -----------------   ----------   --------   ---------
HARTFORD TOTAL RETURN
  BOND HLS FUND
  Class IA...........      $1,000.00         $1,022.74           $2.50            0.49%       184         365
  Class IB...........      $1,000.00         $1,021.48           $3.77            0.74%       184         365
HARTFORD U.S.
  GOVERNMENT
  SECURITIES HLS FUND
  Class IA...........      $1,000.00         $1,022.84           $2.40            0.47%       184         365
  Class IB...........      $1,000.00         $1,021.58           $3.67            0.72%       184         365
HARTFORD VALUE HLS
  FUND
  Class IA...........      $1,000.00         $1,020.97           $4.28            0.84%       184         365
  Class IB...........      $1,000.00         $1,019.71           $5.55            1.09%       184         365
HARTFORD VALUE
  OPPORTUNITIES HLS
  FUND
  Class IA...........      $1,000.00         $1,022.03           $3.21            0.63%       184         365
  Class IB...........      $1,000.00         $1,020.77           $4.48            0.88%       184         365

---------------
(1)  Prior to July 27, 2007, the Fund was known as Hartford Focus HLS Fund.
(2) Prior to July 27, 2007, the Fund was known as Hartford Global Leaders HLS Fund.
(3) Prior to July 27, 2007, the Fund was known as Hartford International Capital Appreciation HLS Fund.

 HARTFORD SERIES FUND, INC. AND HARTFORD HLS SERIES FUND II, INC.

 APPROVAL OF AMENDED INVESTMENT SUB-ADVISORY AGREEMENT (UNAUDITED)
--------------------------------------------------------------------------------

At a meeting held on November 1, 2006, the Board of Directors, including each of the Independent Directors, unanimously voted to approve an amendment to the investment sub-advisory agreement between HL Investment Advisors, LLC ("HL Advisors") and Wellington Management Company, LLP ("Wellington") ("Amended Agreement"). The amendment related to the sub-advisory fees HL Advisors pays Wellington with respect to the Capital Appreciation HLS Fund, Growth Opportunities HLS Fund and Small Company HLS Fund (each a "Fund" and collectively, the "Funds"). In considering the approval of the Amended Agreement, the Board took into account the fact that it had approved the renewal of the investment sub-advisory agreement between HL Advisors and Wellington at the August 1-2, 2006 Board meeting with respect to the Funds and other funds sub-advised by Wellington. A discussion of the basis for the Board's approval of the investment sub-advisory agreement is available in the Annual Report dated December 31, 2006 for Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc. Apart from the sub-advisory fees, the material terms of the investment sub-advisory agreement did not change. The amendment took effect on January 1, 2007.

In approving the Amended Agreement, the Board reviewed materials provided by HL Advisors relating to the Amended Agreement. In addition, the Board received an in-person presentation by personnel of HL Advisors and Wellington concerning the Amended Agreement. The Board also took into account written responses and supporting materials provided by HL Advisors and Wellington. The Board further considered information it received at the Board's meetings on June 20-21, 2006 and August 1-2, 2006. The Board also took into account information provided to the Board at its meetings throughout the year, including reports on Fund performance, compliance, shareholder services and the other services provided to the Funds by HL Advisors and Wellington.

In connection with their consideration of the annual renewal of the investment sub-advisory agreement, the Independent Directors, advised by independent legal counsel, engaged two service providers to assist them with evaluating the investment sub-advisory agreement with respect to each Fund. Lipper, Inc. ("Lipper"), an independent provider of investment company data, was retained to provide the Board with reports on how the Funds' management and sub-advisory fees, overall expense ratios and investment performance compared to those of funds with similar investment objectives in various peer groups. The Independent Directors also engaged an independent financial services consulting firm ("Consultant") to assist them in evaluating each Fund's management and sub-advisory fees, overall expense ratios and investment performance. The Board considered the information provided to them from Lipper and the Consultant in determining to approve the Amended Agreement.

In determining to approve the Amended Agreement, the Board determined that the proposed sub-advisory fee structure for each Fund was fair and reasonable and that the amendment was in the best interests of each Fund and its shareholders. The Board considered the representations from HL Advisors that shareholders will not pay increased management fees or other fees as a result of the Amended Agreement. In determining to approve the Amended Agreement, the Board considered the following categories of material factors, among others, relating to the Amended Agreement.

Nature, Extent And Quality Of Services

The Board considered information concerning the nature, extent and quality of the services provided to the Funds by Wellington. The Board considered, among other things, the range of services provided by Wellington and Wellington's organizational structure and regulatory/compliance history. The Board considered the quality of Wellington's investment personnel, its ability to attract and retain qualified investment professionals, its investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience. In addition, the Board considered the quality of Wellington's communications with the Board and responsiveness to Board inquiries. The Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Funds by Wellington.

INVESTMENT PERFORMANCE

The Board considered the investment performance of each Fund. In this regard, the Board considered the information and materials provided to the Board from HL Advisors and Lipper comparing each Fund's short-term and long-term and recent investment performance over various periods of time with appropriate benchmark indices and with a performance universe of funds selected by Lipper. This information included performance reports (provided by Lipper) and discussions with portfolio managers and other representatives of Wellington at Board and Investment Committee meetings throughout the year. The Board also considered the analysis provided by the Consultant relating to each Fund's performance track record. The Board concluded that each Fund's performance over time has been satisfactory and that it had continued confidence in Wellington's overall capabilities to provided day-to-day portfolio management to each Fund.

COSTS OF THE SERVICES AND PROFITABILITY

The Board reviewed information regarding HL Advisors' and Wellington's cost to provide investment management and related services to each Fund and the profitability to them from managing each Fund. In this regard, the Board noted that the Amended Agreement increases the sub-advisory fee rate to be paid to Wellington by HL Advisors and decreases the profitability of HL Advisors on a Fund by Fund basis. The Board also considered the representation of HL Advisors that the proposed sub-advisory fees would not impact the level and quality of services HL Advisors provides to the Funds and their shareholders. The Board concluded that the profitability realized on the proposed sub-advisory fees on a per Fund basis were reasonable given that the management fee and related expenses continue to be in line with comparable peers.

COMPARISON OF FEES AND SERVICES PROVIDED

The Board reviewed the investment sub-advisory fees to be paid by HL Advisors to Wellington under the Amended Agreement. The Board considered HL Advisors and Wellington's representations that they had negotiated the proposed sub-advisory fees at arm's length and Wellington's representations that the fees charged to HL Advisors were comparable to fees charged by Wellington to similar clients. The Board concluded that the sub-advisory fees, in conjunction with the information about quality of services, profitability and other matters discussed supports the conclusion that the proposed sub-advisory fees are reasonable.

 HARTFORD SERIES FUND, INC. AND HARTFORD HLS SERIES FUND II, INC.

 APPROVAL OF AMENDED INVESTMENT SUB-ADVISORY AGREEMENT (UNAUDITED)
--------------------------------------------------------------------------------

ECONOMIES OF SCALE

The Board considered the extent to which economies of scale would be realized by each Fund and whether fee levels reflect these economies of scale for the benefit of each Fund's shareholders. The Board reviewed the breakpoints in the proposed sub-advisory fee schedule for each Fund, which reduces fees as Fund assets grow over time. The Board recognized that Funds with assets beyond the last breakpoint level continue to benefit from economies of scale, because additional assets are charged the lowest breakpoint fee, resulting in lower overall effective management fee rates. The Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of each Fund's investors.

                                    * * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of each Fund and its shareholders for the Board to approve the Amended Agreement. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors and the full Board met separately in executive session, with independent legal counsel, to review the relevant materials and consider their responsibilities under relevant laws and regulations.


         Semi-Annual Report
         June 30, 2007                                     (STAG PHOTO)

                                        - Manager Discussions
                                        - Financials

                                                             (THE HARTFORD LOGO)

                                                      HARTFORD SERIES FUND, INC.

                                               HARTFORD HLS SERIES FUND II, INC.

TABLE OF CONTENTS

    Manager Discussions (Unaudited)                                   1



    Hartford Series Fund, Inc. and Hartford HLS Series
    Fund II, Inc. Financial Statements:



      Schedule of Investments as of June 30, 2007: (Unaudited)



         Hartford Advisers HLS Fund                                  54
         Hartford Capital Appreciation HLS Fund                      60
         Hartford Disciplined Equity HLS Fund                        66
         Hartford Dividend and Growth HLS Fund                       68
         Hartford Equity Income HLS Fund                             70
         Hartford Fundamental Growth HLS Fund (Prior to July 27,
           2007, the Fund was known as Hartford Focus HLS Fund)      72
         Hartford Global Advisers HLS Fund                           74
         Hartford Global Growth HLS Fund (Prior to July 27,
           2007, the Fund was known as Hartford Global Leaders
           HLS Fund)                                                 82
         Hartford Growth HLS Fund                                    84
         Hartford Growth Opportunities HLS Fund                      86
         Hartford High Yield HLS Fund                                88
         Hartford Index HLS Fund                                     94
         Hartford International Growth HLS Fund (Prior to July
           27, 2007, the Fund was known as Hartford
           International Capital Appreciation HLS Fund)             100
         Hartford International Opportunities HLS Fund              102
         Hartford International Small Company HLS Fund              105
         Hartford International Stock HLS Fund                      108
         Hartford LargeCap Growth HLS Fund (formerly Hartford
         Blue Chip Stock HLS Fund)                                  110
         Hartford MidCap Growth HLS Fund                            112
         Hartford Money Market HLS Fund                             115
         Hartford Mortgage Securities HLS Fund                      117
         Hartford SmallCap Growth HLS Fund                          120
         Hartford SmallCap Value HLS Fund                           124
         Hartford Stock HLS Fund                                    129
         Hartford Total Return Bond HLS Fund                        131
         Hartford U.S. Government Securities HLS Fund               142
         Hartford Value HLS Fund                                    145
         Hartford Value Opportunities HLS Fund                      147
      Statements of Assets and Liabilities as of June 30, 2007
      (Unaudited)                                                   150
      Statements of Operations for the Six-Month Period Ended
      June 30, 2007 (Unaudited)                                     156
      Statements of Changes in Net Assets for the Six-Month
         Period Ended June 30, 2007 (Unaudited) and for the Year
         Ended December 31, 2006                                    162
      Notes to Financial Statements (Unaudited)                     172
      Financial Highlights (Unaudited)                              188
      Directors and Officers (Unaudited)                            197
      How to Obtain a Copy of the Funds' Proxy Voting Policies
      and Proxy Voting Records (Unaudited)                          199
      Shareholder Meeting Results (Unaudited)                       199
      Expense Example (Unaudited)                                   200
      Approval of Amended Investment Sub-Advisory Agreement
      (Unaudited)                                                   202

         This report is prepared for the general information of contract owners and is not an offer of contracts. It should not be used in connection with any offer, except in conjunction with the appropriate prospectus which contains all pertinent information including the applicable sales, administrative and other charges.

         The views expressed in each Fund's Manager Discussion under "Why did the Fund perform this way?" and "What is the outlook?" are views of the Fund's sub-advisers and portfolio management team.

Hartford Advisers HLS Fund inception 3/31/1983
(subadvised by Wellington Management Company, LLP)

PERFORMANCE OVERVIEW 6/30/97 - 6/30/07
Growth of a $10,000 investment(1)

(LINE GRAPH)

                                                                                                             LEHMAN BROTHERS
                                                                                                         GOVERNMENT/CREDIT BOND
                                                       ADVISERS IA                S&P 500 INDEX                   INDEX
                                                       -----------                -------------          ----------------------
6/97                                                      10000                       10000                       10000
                                                          10621                       10795                       10306
                                                          10097                       10190                       10190
                                                          10524                       10748                       10350
                                                          10333                       10389                       10516
                                                          10642                       10870                       10572
                                                          10733                       11057                       10683
                                                          10889                       11179                       10833
                                                          11424                       11984                       10811
                                                          11858                       12598                       10844
                                                          12047                       12725                       10899
                                                          11944                       12506                       11016
6/98                                                      12390                       13014                       11128
                                                          12478                       12876                       11137
                                                          11390                       11014                       11355
                                                          11857                       11720                       11679
                                                          12447                       12673                       11597
                                                          12921                       13441                       11666
                                                          13380                       14215                       11695
                                                          13674                       14809                       11778
                                                          13357                       14349                       11498
                                                          13765                       14923                       11555
                                                          14129                       15501                       11583
                                                          13784                       15136                       11464
6/99                                                      14304                       15975                       11428
                                                          14014                       15477                       11397
                                                          13887                       15400                       11387
                                                          13732                       14977                       11490
                                                          14201                       15925                       11520
                                                          14314                       16249                       11513
                                                          14796                       17206                       11443
                                                          14281                       16341                       11440
                                                          14193                       16032                       11584
                                                          15154                       17600                       11751
                                                          14835                       17070                       11694
                                                          14655                       16720                       11683
6/00                                                      14872                       17132                       11922
                                                          14733                       16865                       12048
                                                          15259                       17911                       12218
                                                          14861                       16966                       12264
                                                          14958                       16894                       12341
                                                          14474                       15563                       12552
                                                          14686                       15639                       12800
                                                          14991                       16194                       13014
                                                          14420                       14718                       13149
                                                          13831                       13786                       13209
                                                          14407                       14856                       13110
                                                          14515                       14956                       13185
6/01                                                      14146                       14592                       13249
                                                          14163                       14449                       13579
                                                          13626                       13545                       13753
                                                          13092                       12452                       13880
                                                          13398                       12690                       14232
                                                          13965                       13663                       13998
                                                          14004                       13783                       13888
                                                          13819                       13582                       13990
                                                          13743                       13320                       14109
                                                          13990                       13821                       13822
                                                          13255                       12984                       14090
                                                          13172                       12888                       14220
6/02                                                      12613                       11971                       14341
                                                          12184                       11038                       14514
                                                          12195                       11110                       14839
                                                          11393                        9903                       15158
                                                          11928                       10774                       15014
                                                          12496                       11407                       15022
                                                          12073                       10738                       15420
                                                          11861                       10457                       15420
                                                          11780                       10301                       15694
                                                          11802                       10400                       15674
                                                          12406                       11256                       15841
                                                          12915                       11849                       16292
6/03                                                      13018                       12001                       16227
                                                          13087                       12212                       15546
                                                          13231                       12450                       15649
                                                          13186                       12318                       16145
                                                          13613                       13014                       15939
                                                          13708                       13129                       15982
                                                          14305                       13817                       16139
                                                          14386                       14070                       16286
                                                          14507                       14266                       16485
                                                          14370                       14050                       16637
                                                          14117                       13830                       16126
                                                          14235                       14020                       16043
6/04                                                      14470                       14292                       16109
                                                          14134                       13819                       16279
                                                          14217                       13874                       16624
                                                          14196                       14025                       16682
                                                          14211                       14239                       16827
                                                          14476                       14815                       16639
                                                          14841                       15319                       16816
                                                          14696                       14946                       16933
                                                          14888                       15260                       16822
                                                          14576                       14990                       16703
                                                          14543                       14706                       16954
                                                          14929                       15173                       17166
6/05                                                      14940                       15195                       17278
                                                          15341                       15760                       17084
                                                          15428                       15616                       17339
                                                          15493                       15743                       17112
                                                          15324                       15480                       16966
                                                          15776                       16065                       17053
                                                          15914                       16071                       17215
                                                          16229                       16496                       17183
                                                          16200                       16541                       17230
                                                          16266                       16747                       17040
                                                          16419                       16971                       16987
                                                          16088                       16483                       16977
6/06                                                      15937                       16505                       17016
                                                          16003                       16607                       17238
                                                          16386                       17002                       17511
                                                          16680                       17439                       17682
                                                          17103                       18007                       17793
                                                          17508                       18349                       18002
                                                          17618                       18607                       17865
                                                          17793                       18892                       17850
                                                          17683                       18524                       18158
                                                          17827                       18731                       18127
                                                          18387                       19560                       18233
                                                          19007                       20242                       18076
6/07                                                      18912                       19906                       18038

    --- ADVISERS IA               --- S&P 500 INDEX             -- LEHMAN BROTHERS
        $10,000 starting value        $10,000 starting value        GOVERNMENT/
        $18,912 ending value          $19,906 ending value          CREDIT BOND INDEX
                                                                    $10,000 starting value
                                                                    $18,038 ending value

S&P 500 INDEX is a market capitalization weighted price index composed of 500 widely held common stocks.

LEHMAN BROTHERS GOVERNMENT/CREDIT BOND INDEX is an unmanaged, market-value-weighted index of all debt obligations of the U.S. Treasury and U.S. Government agencies (excluding mortgage-backed securities) and of all publicly issued fixed-rate, nonconvertible, investment grade domestic corporate debt.

You cannot invest directly in the index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

AVERAGE ANNUAL RETURNS(2) (as of 6/30/07)

                          YTD*    1 YEAR   5 YEAR   10 YEAR
----------------------------------------------------------------
Advisers IA               7.35%   18.67%    8.44%    6.58%
----------------------------------------------------------------
Advisers IB(3)            7.21%   18.38%    8.17%    6.34%
----------------------------------------------------------------
S&P 500 Index             6.98%   20.60%   10.71%    7.13%
----------------------------------------------------------------
Lehman Brothers
  Government/Credit
  Bond Index              0.97%    6.00%    4.69%    6.08%
----------------------------------------------------------------

* Year to date returns ("YTD") are not annualized.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1) Growth of a $10,000 investment in Class IB shares will vary from the results seen on this page due to differences in the expense charged to this share class.

(2) Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.

(3) Class IB shares commenced on April 1, 1998. Class IB share performance prior to that date reflects Class IA share performance adjusted to reflect the 12b-1 fee of 0.25% applicable to Class IB shares. The performance after such date reflects actual Class IB share performance.

The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund's performance.

PORTFOLIO MANAGERS

STEVEN T. IRONS, CFA   PETER I. HIGGINS, CFA   JOHN C. KEOGH            CHRISTOPHER L. GOOTKIND, CFA
Senior Vice            Vice President          Senior Vice President,   Vice President
President, Partner                             Partner

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

The Class IA shares of Hartford Advisers HLS Fund returned 7.35% for the six-month period ended June 30, 2007, outperforming the S&P 500 Index, which returned 6.98%, and outperforming the Lehman Brothers Government/Credit Bond Index, which returned 0.97% for the same period. The Fund outperformed the 6.29% return of the average fund in the Lipper Mixed-Asset Target Allocation Growth Funds peer group, a group of funds that hold between 60%-80% in equity securities, with the remainder invested in bonds, cash, and cash equivalents.

WHY DID THE FUND PERFORM THIS WAY?

Markets were mixed for the first six months of the year. Equity markets as measured by the S&P 500 Index were up 6.98% but the bond market as measured by the Lehman Brothers Government/Credit Index rose only 0.97%. Robust corporate profitability and strong equity markets buoyed credit returns, in particular the lower quality BBB-rated credit sector.

The Fund has three primary levers to generate investment performance: equity investments, fixed income investments, and asset allocation among stocks, bonds, and cash. During the first half of the year both the equity portion and the fixed income portion of the Fund outperformed their respective benchmarks. Allocation was positive as the Fund's slight overweight (i.e. the Fund's sector position was greater than the benchmark position) to equities helped during the period.

Results in the equity portion of the Fund exceeded the market due to strong relative stock selection and sector allocation. Our strongest performing sectors were Information Technology, Materials, and Consumer Staples. Additionally, the Fund's overweight allocation to strong performing Materials helped relative returns.

Stocks that contributed to both relative (i.e. performance of the Fund as measured against the benchmark) and absolute (i.e. total return) results included First Data (Information Technology), Elan (Health Care), and Companhia Vale do Rio Doce (Materials). Software and Services firm First Data's stock experienced a sharp increase in price after the company agreed to be acquired by private equity investors. We eliminated our position and took profits. Dublin-based biotechnology company Elan's shares gained on investor optimism for promising drugs, including

--------------------------------------------------------------------------------

Bapineuzumab, a new antibody drug for treating Alzheimer's disease. We maintain our position in the holding. Brazilian diversified metals and mining company Companhia Vale do Rio Doce's stock price rose as the company benefited from tight iron ore markets and the successful refinancing of debt associated with the acquisition of Inco. Technology Hardware company Apple was among other top contributors to returns. Apple contributed significantly due to the markets excitement over the new iPhone.

Modestly offsetting these results was weak stock selection primarily in Consumer Discretionary stocks D R Horton and XM Satellite. Among other top detractors was Sanofi-Aventis (Health Care). Shares of homebuilder D R Horton fell as the company felt the pressures of the tighter mortgage lending standards and forecasted a dim outlook for the remainder of 2007. Satellite radio service company XM Satellite's stock tumbled with news and controversy surrounding the proposed merger with Sirius. Shares of French pharmaceutical company Sanofi-Aventis fell after the FDA did not approve their anti-obesity drug Acomplia (rimonabant). Among other top detractors was retailer Circuit City. Its shares declined as the company suffered from operating disappointments and a difficult consumer environment. We maintained our position in all four stocks as of the end of the period.

The fixed income portion of the fund outperformed it's benchmark during the first half of 2007. Contributing positively to relative results was the Fund's defensive duration (i.e. sensitivity to changes in interest rates) positioning as yields rose across the curve, the Fund's allocation to Treasury Inflation Protected Securities (TIPS) which outperformed on higher realized inflation related to the persistence of elevated gasoline prices, and the Fund's security selection within A-rated and BBB-rated credit. Detracting from relative performance was the Fund's out of benchmark allocations to mortgage-backed pass-throughs and commercial mortgage-backed securities (CMBS). The Fund held an allocation to mortgage-backed securities (MBS) and CMBS based on attractive valuations and our view that rates would be range-bound and that low volatility would persist. The spikes in interest rate volatility in February and June, higher absolute yields, increased supply from the refinancing of adjustable rate mortgages (ARMs) (i.e. adjustable rate mortgage), and widening swap spreads all led to negative excess returns for both of these sectors.

WHAT IS THE OUTLOOK?
The equity portion of Hartford Advisers HLS Fund is managed with a large cap, core approach. We apply a bottom-up investment process in constructing a diversified portfolio. We look for companies that exhibit some or all of the following characteristics: industry leadership, strong balance sheets, solid management teams, high return on equity, accelerating earnings, and/or attractive valuation with a catalyst. At the end of the period, the equity portion of the Fund was overweight the Information Technology, Health Care, and Telecommunication Services sectors, and underweight (i.e. the Fund's sector position was less than the benchmark position) the Utilities, Energy and Consumer Staples sectors.

We do not believe that the recent rise in Treasury market yields is indicative of a long-term move to dramatically higher rates. We expect that growth will persist below trend, that inflation will be contained and that the Federal Reserve will remain on hold at 5.25%. We believe that rates will trade within a range and have positioned the Fund with a neutral duration posture. From a sector standpoint, in the fixed income portion of the Fund, we favor spread sectors, in particular MBS and CMBS, over Governments.

The equity and fixed income managers will continue to work collaboratively to make decisions regarding portfolio weights in stocks, bonds, and cash. As of June 30, 2007, the Fund's equity exposure was at 66%, due to our belief that expected returns in equities are better than in bonds or cash.

DIVERSIFICATION BY INDUSTRY
as of June 30, 2007

                                                      PERCENTAGE OF
INDUSTRY                                               NET ASSETS
-------------------------------------------------------------------
Basic Materials                                             2.8%
-------------------------------------------------------------------
Capital Goods                                               0.7
-------------------------------------------------------------------
Consumer Cyclical                                           5.1
-------------------------------------------------------------------
Consumer Staples                                            5.5
-------------------------------------------------------------------
Energy                                                      5.6
-------------------------------------------------------------------
Finance                                                    25.1
-------------------------------------------------------------------
General Obligations                                         0.2
-------------------------------------------------------------------
Health Care                                                 6.5
-------------------------------------------------------------------
Services                                                    6.5
-------------------------------------------------------------------
Technology                                                 21.4
-------------------------------------------------------------------
Transportation                                              0.1
-------------------------------------------------------------------
U.S. Government Agencies                                    3.4
-------------------------------------------------------------------
U.S. Government Securities                                  9.6
-------------------------------------------------------------------
Utilities                                                   1.9
-------------------------------------------------------------------
Short-Term Investments                                     25.4
-------------------------------------------------------------------
Other Assets and Liabilities                              (19.8)
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

COMPOSITION BY SECTOR
as of June 30, 2007

                                                      PERCENTAGE OF
SECTOR                                                 NET ASSETS
-------------------------------------------------------------------
Asset & Commercial Mortgage Backed Securities               3.5%
-------------------------------------------------------------------
Common Stocks                                              65.6
-------------------------------------------------------------------
Corporate Bonds: Investment Grade                          12.0
-------------------------------------------------------------------
Corporate Bonds: Non-Investment Grade                       0.1
-------------------------------------------------------------------
Municipal Bonds                                             0.2
-------------------------------------------------------------------
U.S. Government Agencies                                    3.4
-------------------------------------------------------------------
U.S. Government Securities                                  9.6
-------------------------------------------------------------------
Short-Term Investments                                     25.4
-------------------------------------------------------------------
Other Assets and Liabilities                              (19.8)
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

Hartford Capital Appreciation HLS Fund inception 4/2/1984
(subadvised by Wellington Management Company, LLP)

PERFORMANCE OVERVIEW 6/30/97 - 6/30/07
Growth of a $10,000 investment(1)

(LINE GRAPH)

                                                                  CAPITAL APPRECIATION IA               RUSSELL 3000 INDEX
                                                                  -----------------------               ------------------
6/97                                                                       10000                              10000
                                                                           10828                              10784
                                                                           10699                              10347
                                                                           11410                              10933
                                                                           10727                              10566
                                                                           10642                              10971
                                                                           10679                              11190
                                                                           10583                              11248
                                                                           11584                              12053
                                                                           12041                              12650
                                                                           12254                              12775
                                                                           11715                              12459
6/98                                                                       11941                              12881
                                                                           11643                              12647
                                                                            9325                              10709
                                                                            9875                              11440
                                                                           10840                              12308
                                                                           11516                              13061
                                                                           12332                              13891
                                                                           12868                              14364
                                                                           12300                              13855
                                                                           13251                              14364
                                                                           13876                              15011
                                                                           13680                              14726
6/99                                                                       14440                              15470
                                                                           14286                              15001
                                                                           14112                              14830
                                                                           13634                              14450
                                                                           14552                              15356
                                                                           15333                              15786
                                                                           16951                              16794
                                                                           16608                              16135
                                                                           19171                              16285
                                                                           19636                              17560
                                                                           18605                              16942
                                                                           17989                              16466
6/00                                                                       19110                              16953
                                                                           19140                              16653
                                                                           21075                              17889
                                                                           20310                              17079
                                                                           19729                              16836
                                                                           18093                              15284
                                                                           19193                              15540
                                                                           20339                              16072
                                                                           19424                              14603
                                                                           18371                              13651
                                                                           19794                              14746
                                                                           20065                              14864
6/01                                                                       19478                              14590
                                                                           18759                              14349
                                                                           17821                              13503
                                                                           15770                              12312
                                                                           16227                              12599
                                                                           17397                              13569
                                                                           17862                              13760
                                                                           17384                              13588
                                                                           17015                              13310
                                                                           17668                              13893
                                                                           16716                              13163
                                                                           16654                              13011
6/02                                                                       15178                              12074
                                                                           13957                              11114
                                                                           14283                              11166
                                                                           13205                               9993
                                                                           14188                              10788
                                                                           15284                              11441
                                                                           14343                              10794
                                                                           14052                              10530
                                                                           13898                              10356
                                                                           13738                              10465
                                                                           14769                              11320
                                                                           15940                              12004
6/03                                                                       16361                              12166
                                                                           16660                              12444
                                                                           17285                              12721
                                                                           17219                              12582
                                                                           18570                              13344
                                                                           19036                              13528
                                                                           20421                              14147
                                                                           20757                              14442
                                                                           21515                              14636
                                                                           21528                              14462
                                                                           20714                              14163
                                                                           21155                              14369
6/04                                                                       22052                              14654
                                                                           20951                              14100
                                                                           20635                              14158
                                                                           21373                              14376
                                                                           21865                              14612
                                                                           23459                              15291
                                                                           24375                              15836
                                                                           23792                              15414
                                                                           24690                              15754
                                                                           23731                              15487
                                                                           23003                              15151
                                                                           23680                              15725
6/05                                                                       24132                              15835
                                                                           25409                              16484
                                                                           25645                              16327
                                                                           26604                              16470
                                                                           26114                              16162
                                                                           27561                              16792
                                                                           28165                              16805
                                                                           29707                              17367
                                                                           29397                              17398
                                                                           29897                              17698
                                                                           30763                              17890
                                                                           29554                              17318
6/06                                                                       29210                              17348
                                                                           28976                              17332
                                                                           29697                              17756
                                                                           30123                              18153
                                                                           31479                              18807
                                                                           32441                              19216
                                                                           32844                              19446
                                                                           33185                              19816
                                                                           32669                              19491
                                                                           33276                              19694
                                                                           34392                              20481
                                                                           36324                              21227
6/07                                                                       36607                              20830

    --- CAPITAL APPRECIATION IA                --- RUSSELL 3000 INDEX
        $10,000 starting value                     $10,000 starting value
        $36,607 ending value                       $20,830 ending value

RUSSELL 3000 INDEX is an unmanaged index that measures the performance of the 3,000 largest United States companies based on total market capitalization.

You cannot invest directly in the index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.


AVERAGE ANNUAL RETURNS(2) (as of 6/30/07)

                           YTD*   1 YEAR  5 YEAR  10 YEAR
--------------------------------------------------------------
Capital Appreciation IA   11.46%  25.32%  19.25%   13.86%
--------------------------------------------------------------
Capital Appreciation
  IB(3)                   11.32%  25.01%  18.96%   13.60%
--------------------------------------------------------------
Russell 3000 Index         7.11%  20.07%  11.52%    7.61%
--------------------------------------------------------------

* Year to date returns ("YTD") are not annualized.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1) Growth of a $10,000 investment in Class IB shares will vary from the results seen on this page due to differences in the expense charged to this share class.
(2) Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.
(3) Class IB shares commenced on April 1, 1998. Class IB share performance prior to that date reflects Class IA share performance adjusted to reflect the 12b-1 fee of 0.25% applicable to Class IB shares. The performance after such date reflects actual Class IB share performance.

The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund's performance.

PORTFOLIO MANAGERS

TEAM I                            TEAM II
SAUL J. PANNELL, CFA              MARIO E. ABULARACH, CFA        PETER I. HIGGINS, CFA       JAMES N. MORDY
Senior Vice President, Partner    Vice President, Equity         Vice President              Senior Vice President,
                                  Research Analyst                                           Partner
FRANK D. CATRICKES, CFA                                          JEFFREY L. KRIPKE
Senior Vice President, Partner    NICOLAS M. CHOUMENKOVITCH      Vice President              DAVID W. PALMER, CFA
                                  Vice President                                             Vice President
                                                                 PAUL E. MARRKAND, CFA
                                  DAVID R. FASSNACHT, CFA        Vice President
                                  Senior Vice President,
                                  Partner

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

The Class IA shares of Hartford Capital Appreciation HLS Fund returned 11.46% for the six-month period ended June 30, 2007, outperforming its benchmark, the Russell 3000 Index, which returned 7.11% for the same period. The Fund also outperformed the 8.00% return of the average fund in the Lipper Multi-Cap Core Funds peer group, a group of funds with investment strategies similar to those of the Fund.

WHY DID THE FUND PERFORM THIS WAY?

U.S. equity markets advanced during the period, supported by continued strength in corporate earnings and a solidifying global economy. Mid-cap stocks set the pace for the six months ended June 30, rising 9.9% as measured by the Russell Midcap Index. In a reversal of the last several years' experience, large-cap stocks led small-cap stocks by 0.7%, when measured using the Russell 1000 Index and Russell 2000 Index, respectively. In another change in leadership, growth stocks outpaced their value peers, as the Russell 3000 Growth Index rose 8.22% versus a Russell 3000 Value Index return of 6.01%. Nine of ten sectors within the Russell 3000 rose, led by Materials and Energy. Financials stocks fell during the period.

Stock selection was the primary driver of the Fund's outperformance versus its benchmark. Topping the list were stocks in the Materials sector, with strong relative (i.e. performance of the Fund as measured against the benchmark) and absolute (i.e. total return) contributions from metals stocks Cia Vale do Rio Doce (CVRD), Freeport-McMoRan, and Rio Tinto. CVRD, a diversified Brazilian metals and mining company, benefited from tight iron ore markets and the successful refinancing of debt associated with the acquisition of Inco. Energy sector performance benefited from strong relative and absolute contributions from oil and gas producer XTO Energy and Canadian uranium miner Cameco. In Financials, wealth manager Julius Baer and Brazilian bank Unibanco were additive to absolute and relative returns. Julius Baer benefited from positive cash flows and robust equity

--------------------------------------------------------------------------------

markets. Unibanco continued to rise on solid consumer loan growth and robust asset quality. The Fund also benefited from sector positioning, which is a fall out of the stock selection process, largely due to overweight (i.e. the Fund's sector position was greater than the benchmark position) positions in surging Materials and Energy stocks and an underweight (i.e. the Fund's sector position was less than the benchmark position) allocation to the weak Financials sector.

The Fund trailed its benchmark primarily in the Utilities and Consumer Discretionary sectors. Stocks with the largest negative absolute and relative contributions to performance were British Energy, Nortel Networks, Toyota, and Constellation Brands. U.K. utility British Energy saw its shares fall on news of lower prices, higher costs, and falling utilization rates, and we eliminated our position in the stock. Shares of Canadian phone equipment manufacturer Nortel tumbled on news that it would have to delay the filing of its 2006 annual report and restate prior years' financial results. We believe that Nortel's new management team will be successful in achieving significant cost cuts and driving profitability higher. We also expect Nortel to benefit from an improving pricing environment and expected increases in capital expenditures for wireline equipment. Automotive titan Toyota saw its shares fall when the company pre-announced earnings below analysts' expectations. We reduced our position in the company. Shares in wine and spirits producer Constellation Brands ratcheted lower when the company guided 2008 earnings expectations down. We exited our position in the stock.

WHAT IS THE OUTLOOK?

We continue to focus our efforts on picking stocks one-at-a-time based on detailed fundamental research. These bottom-up investment decisions have resulted in a sizeable absolute weight in the Information Technology sector. Top positions include internet search giant Google, communications equipment companies Nortel and Cisco, and enterprise software firm Oracle. Energy is now the second largest sector in the Fund, followed by Financials, Materials, and Industrials. We have lower exposure to the Utilities and Telecommunication Services sectors. Relative to the benchmark, our largest exposures are Materials, Energy, and Information Technology, while our greatest underweights are in the Financials, Health Care, and Consumer Staples sectors.

DIVERSIFICATION BY COUNTRY
as of June 30, 2007

                                                      PERCENTAGE OF
COUNTRY                                                NET ASSETS
-------------------------------------------------------------------
Austria                                                     0.6%
-------------------------------------------------------------------
Brazil                                                      4.2
-------------------------------------------------------------------
Canada                                                      6.1
-------------------------------------------------------------------
China                                                       0.8
-------------------------------------------------------------------
Finland                                                     0.1
-------------------------------------------------------------------
France                                                      1.6
-------------------------------------------------------------------
Germany                                                     0.8
-------------------------------------------------------------------
Hong Kong                                                   0.4
-------------------------------------------------------------------
India                                                       0.4
-------------------------------------------------------------------
Ireland                                                     0.1
-------------------------------------------------------------------
Israel                                                      0.9
-------------------------------------------------------------------
Italy                                                       0.5
-------------------------------------------------------------------
Japan                                                       3.2
-------------------------------------------------------------------
Luxembourg                                                  0.2
-------------------------------------------------------------------
Netherlands                                                 0.1
-------------------------------------------------------------------
Norway                                                      0.1
-------------------------------------------------------------------
Russia                                                      1.3
-------------------------------------------------------------------
South Africa                                                0.8
-------------------------------------------------------------------
South Korea                                                 0.5
-------------------------------------------------------------------
Sweden                                                      0.5
-------------------------------------------------------------------
Switzerland                                                 3.1
-------------------------------------------------------------------
Taiwan                                                      0.8
-------------------------------------------------------------------
Turkey                                                      1.4
-------------------------------------------------------------------
United Kingdom                                              5.5
-------------------------------------------------------------------
United States                                              65.1
-------------------------------------------------------------------
Short-Term Investments                                     13.2
-------------------------------------------------------------------
Other Assets and Liabilities                              (12.3)
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

DIVERSIFICATION BY INDUSTRY
as of June 30, 2007

                                                      PERCENTAGE OF
INDUSTRY                                               NET ASSETS
-------------------------------------------------------------------
Basic Materials                                            14.9%
-------------------------------------------------------------------
Capital Goods                                               6.9
-------------------------------------------------------------------
Consumer Cyclical                                           8.3
-------------------------------------------------------------------
Consumer Staples                                            2.8
-------------------------------------------------------------------
Energy                                                     12.0
-------------------------------------------------------------------
Finance                                                    15.9
-------------------------------------------------------------------
Health Care                                                 6.7
-------------------------------------------------------------------
Services                                                    2.7
-------------------------------------------------------------------
Technology                                                 26.8
-------------------------------------------------------------------
Transportation                                              0.8
-------------------------------------------------------------------
Utilities                                                   1.3
-------------------------------------------------------------------
Short-Term Investments                                     13.2
-------------------------------------------------------------------
Other Assets and Liabilities                              (12.3)
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

Hartford Disciplined Equity HLS Fund inception 5/29/1998
(subadvised by Wellington Management Company, LLP)

PERFORMANCE OVERVIEW 5/29/98 - 6/30/07
Growth of a $10,000 investment(1)

(LINE GRAPH)

                                                                   DISCIPLINED EQUITY IA                  S&P 500 INDEX
                                                                   ---------------------                  -------------
5/98                                                                       10000                              10000
                                                                           10406                              10406
                                                                           10407                              10295
                                                                            9003                               8807
                                                                            9619                               9371
                                                                           10516                              10133
                                                                           11109                              10747
                                                                           11905                              11366
                                                                           12305                              11841
                                                                           11852                              11473
                                                                           12415                              11932
                                                                           12802                              12394
                                                                           12558                              12102
6/99                                                                       13373                              12774
                                                                           13112                              12375
                                                                           12929                              12313
                                                                           12540                              11976
                                                                           13100                              12733
                                                                           13461                              12992
                                                                           14503                              13757
                                                                           13701                              13066
                                                                           13672                              12819
                                                                           15171                              14072
                                                                           14555                              13649
                                                                           14203                              13369
6/00                                                                       14747                              13699
                                                                           14646                              13485
                                                                           15646                              14322
                                                                           14717                              13566
                                                                           14645                              13508
                                                                           13472                              12444
                                                                           13684                              12505
                                                                           14370                              12949
                                                                           13209                              11769
                                                                           12481                              11023
                                                                           13512                              11879
                                                                           13631                              11958
6/01                                                                       13352                              11668
                                                                           13066                              11553
                                                                           12303                              10830
                                                                           11282                               9956
                                                                           11641                              10146
                                                                           12478                              10925
                                                                           12587                              11021
                                                                           12301                              10860
                                                                           11946                              10651
                                                                           12391                              11051
                                                                           11543                              10381
                                                                           11432                              10305
6/02                                                                       10482                               9572
                                                                            9752                               8826
                                                                            9821                               8883
                                                                            8754                               7919
                                                                            9545                               8615
                                                                           10049                               9121
                                                                            9484                               8586
                                                                            9178                               8362
                                                                            9043                               8236
                                                                            9091                               8316
                                                                            9803                               9000
                                                                           10333                               9474
6/03                                                                       10431                               9595
                                                                           10581                               9764
                                                                           10813                               9954
                                                                           10815                               9849
                                                                           11447                              10405
                                                                           11619                              10497
                                                                           12217                              11047
                                                                           12415                              11250
                                                                           12556                              11406
                                                                           12368                              11234
                                                                           12206                              11058
                                                                           12200                              11209
6/04                                                                       12483                              11427
                                                                           11980                              11049
                                                                           11986                              11093
                                                                           12119                              11214
                                                                           12202                              11385
                                                                           12726                              11845
                                                                           13245                              12248
                                                                           12999                              11950
                                                                           13263                              12201
                                                                           13012                              11985
                                                                           12784                              11758
                                                                           13247                              12132
6/05                                                                       13400                              12149
                                                                           13890                              12601
                                                                           13859                              12486
                                                                           14001                              12587
                                                                           13618                              12377
                                                                           14138                              12845
                                                                           14116                              12849
                                                                           14467                              13189
                                                                           14458                              13225
                                                                           14605                              13390
                                                                           14758                              13569
                                                                           14351                              13179
6/06                                                                       14365                              13197
                                                                           14387                              13278
                                                                           14704                              13594
                                                                           15002                              13944
                                                                           15363                              14398
                                                                           15631                              14671
                                                                           15874                              14877
                                                                           16118                              15105
                                                                           15685                              14811
                                                                           16126                              14976
                                                                           16845                              15639
                                                                           17610                              16184
6/07                                                                       17259                              15916

    --- DISCIPLINED EQUITY IA                  --- S&P 500 INDEX
        $10,000 starting value                     $10,000 starting value
        $17,259 ending value                       $15,916 ending value

S&P 500 INDEX is a market capitalization weighted price index composed of 500 widely held common stocks.

You cannot invest directly in the index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.


AVERAGE ANNUAL RETURNS(2) (as of 6/30/07)

                                                   SINCE
                       YTD*    1 YEAR   5 YEAR   INCEPTION
---------------------------------------------------------------
Disciplined Equity IA  8.73%   20.15%   10.49%     6.19%
---------------------------------------------------------------
Disciplined Equity IB  8.59%   19.85%   10.21%     5.94%
---------------------------------------------------------------
S&P 500 Index          6.98%   20.60%   10.71%     5.24%**
---------------------------------------------------------------

 * Year to date returns ("YTD") are not annualized.
** Return is from 05/31/98.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1) Growth of a $10,000 investment in Class IB shares will vary from the results seen on this page due to differences in the expense charged to this share class.

(2) Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.

The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund's performance.

PORTFOLIO MANAGERS

JAMES A. RULLO, CFA                                             MAMMEN CHALLY, CFA
Senior Vice President, Partner                                  Vice President

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

The Class IA shares of Hartford Disciplined Equity HLS Fund returned 8.73% for the six-month period ended June 30, 2007, outperforming its benchmark, the S&P 500 Index, which returned 6.98% for the same period. The Fund outperformed the 7.21% return of the average fund in the Lipper Large Cap Core Funds peer group, a group of funds with investment strategies similar to those of the Fund.

WHY DID THE FUND PERFORM THIS WAY?

U.S. equity markets advanced during the period, supported by continued strength in corporate earnings and a solidifying global economy. U.S. mid cap equities (+9.9%) outpaced small (+6.5%) and large cap (+7.0%) stocks as measured by the Russell Mid Cap Index, Russell 2000 Index and S&P 500 Index, respectively. U.S. growth stocks outpaced their value peers, as the Russell 3000 Growth Index returned (+8.2%) versus the Russell 3000 Value Index return of (+6.0%). Within this index, Energy (+17.1%), Materials (+15.8%), and Telecommunication Services (+15.5%) led performance while Financials (-0.8%) and Consumer Discretionary (+2.9%) lagged the broader market.

The Fund outperformed relative (i.e. performance of the Fund as measured against the benchmark) to the S&P 500 Index primarily due to strong security selection, while sector allocation decisions had a modest negative impact on returns. Strong selection within the Health Care, Information Technology, and Materials sectors more than offset weaker selection within the Industrials and Energy sectors.

Top relative contributors during the period included MEMC Electronic Materials (Semiconductors & Semiconductor Equipment), Apple (Technology Hardware & Equipment), and Whirlpool (Consumer Durables & Apparel). MEMC, a company that produces wafers for the semiconductor industry and silicon products for solar panels, saw its stock soar during the period. The company is benefiting from the current shortage in the polysilicon market and strong growth in solar demand which are translating into elevated polysilicon prices and record margins. Apple shares gained as the company reported better margins on strong sales of Macs and iPods. Shares continued to rise as investors re-evaluated the potential for the iPhone to change the fortunes of the company. Global appliance manufacturer, Whirlpool, in a rather weak environment, reported better-than-expected performance in its North American operations. Its integration of Maytag is also progressing well. AT&T also contributed to strong absolute (i.e. total return) performance.

Securities detracting the most from relative returns were Bank of America (Diversified Financials), Citigroup (Diversified Financials), and Forest Labs (Pharmaceuticals). Shares of Bank of America and Citigroup declined as sub-prime market woes weighed heavily on lenders. Bank of America's low risk profile, cheap valuation and ability to grow earnings in a tough environment makes this an attractive holding. Pharmaceutical company Forest Laboratories

--------------------------------------------------------------------------------

reported disappointing Phase III results for its stroke drug, Desmoteplase. The company needs to increase its drug pipeline in preparation for key patent expirations. We continued to hold these positions as of the end of the period. In addition, Technology holding Motorola detracted from absolute performance. Shares of the mobile phone manufacturer declined as the company reported disappointing revenues and margins. We eliminated our position in the stock.

WHAT IS THE OUTLOOK?

The economy is behaving according to expectations, and we still anticipate 3-4% global and 2-3% domestic GDP growth. Economic strength is sufficient to support global corporate profit growth, although we expect a deceleration to the single digits. While commodity inflation is real and sustainable, overall inflation should remain in the 2-3% range. The market seems overly obsessed with capital market blow-ups, such as the sub-prime sector. As the market begins to demand greater returns for risk, these events will rotate through one sub-sector at a time. However, we do not expect any specific event to derail global growth. At the end of the period, the Fund's largest overweight (i.e. the Fund's sector position was greater than the benchmark position) allocations relative to the benchmark were to the Health Care, Energy, and Utilities sectors, while we were most underweight (i.e. the Fund's sector position was less than the benchmark position) the Industrials, Materials, and Information Technology sectors.

DIVERSIFICATION BY INDUSTRY
as of June 30, 2007

                                                      PERCENTAGE OF
INDUSTRY                                               NET ASSETS
-------------------------------------------------------------------
Basic Materials                                             3.1%
-------------------------------------------------------------------
Capital Goods                                               5.5
-------------------------------------------------------------------
Consumer Cyclical                                           7.7
-------------------------------------------------------------------
Consumer Staples                                            2.1
-------------------------------------------------------------------
Energy                                                     12.3
-------------------------------------------------------------------
Finance                                                    27.1
-------------------------------------------------------------------
Health Care                                                14.0
-------------------------------------------------------------------
Services                                                    5.2
-------------------------------------------------------------------
Technology                                                 17.2
-------------------------------------------------------------------
Transportation                                              0.2
-------------------------------------------------------------------
Utilities                                                   3.7
-------------------------------------------------------------------
Short-Term Investments                                      9.7
-------------------------------------------------------------------
Other Assets and Liabilities                               (7.8)
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

Hartford Dividend and Growth HLS Fund inception 3/9/1994
(subadvised by Wellington Management Company, LLP)

PERFORMANCE OVERVIEW 6/30/97 - 6/30/07
Growth of a $10,000 investment(1)

(LINE GRAPH)

                                                 DIVIDEND AND GROWTH IA           S&P 500 INDEX         RUSSELL 1000 VALUE INDEX
                                                 ----------------------           -------------         ------------------------
6/97                                                      10000                       10000                       10000
                                                          10595                       10795                       10752
                                                          10095                       10191                       10369
                                                          10705                       10749                       10996
                                                          10389                       10390                       10689
                                                          10823                       10871                       11161
                                                          11033                       11057                       11487
                                                          11193                       11179                       11325
                                                          11690                       11985                       12087
                                                          12327                       12599                       12826
                                                          12269                       12725                       12912
                                                          12238                       12507                       12721
6/98                                                      12238                       13014                       12884
                                                          12154                       12876                       12656
                                                          10614                       11014                       10773
                                                          11321                       11720                       11391
                                                          12110                       12673                       12273
                                                          12476                       13441                       12845
                                                          12844                       14215                       13282
                                                          12735                       14809                       13389
                                                          12550                       14349                       13200
                                                          12872                       14923                       13473
                                                          13662                       15501                       14731
                                                          13316                       15135                       14569
6/99                                                      13772                       15975                       14992
                                                          13340                       15476                       14553
                                                          12995                       15399                       14013
                                                          12662                       14977                       13523
                                                          13406                       15925                       14302
                                                          13341                       16248                       14190
                                                          13526                       17205                       14258
                                                          12983                       16341                       13793
                                                          12268                       16032                       12768
                                                          13624                       17599                       14326
                                                          13460                       17070                       14160
                                                          13745                       16720                       14309
6/00                                                      13322                       17132                       13655
                                                          13321                       16864                       13826
                                                          14095                       17911                       14595
                                                          14227                       16966                       14729
                                                          14525                       16894                       15091
                                                          14234                       15563                       14531
                                                          15008                       15639                       15259
                                                          14794                       16194                       15317
                                                          14648                       14718                       14891
                                                          14183                       13786                       14365
                                                          14912                       14856                       15070
                                                          15180                       14956                       15408
6/01                                                      14796                       14592                       15066
                                                          14906                       14448                       15034
                                                          14421                       13545                       14432
                                                          13480                       12452                       13416
                                                          13487                       12689                       13301
                                                          14238                       13663                       14074
                                                          14402                       13783                       14406
                                                          14436                       13582                       14295
                                                          14673                       13320                       14318
                                                          15082                       13821                       14995
                                                          14449                       12983                       14481
                                                          14586                       12888                       14553
6/02                                                      13808                       11970                       13718
                                                          12698                       11038                       12443
                                                          12611                       11110                       12537
                                                          11220                        9903                       11143
                                                          12072                       10774                       11968
                                                          12904                       11407                       12722
                                                          12353                       10737                       12169
                                                          11934                       10457                       11875
                                                          11689                       10300                       11558
                                                          11669                       10400                       11577
                                                          12542                       11256                       12597
                                                          13350                       11849                       13410
6/03                                                      13471                       12000                       13577
                                                          13606                       12212                       13780
                                                          13909                       12450                       13994
                                                          13749                       12318                       13858
                                                          14405                       13014                       14706
                                                          14676                       13128                       14905
                                                          15663                       13816                       15824
                                                          15711                       14070                       16102
                                                          16009                       14265                       16447
                                                          15808                       14050                       16303
                                                          15662                       13830                       15905
                                                          15677                       14019                       16067
6/04                                                      16086                       14292                       16447
                                                          15732                       13819                       16215
                                                          15858                       13874                       16446
                                                          16137                       14025                       16701
                                                          16317                       14239                       16978
                                                          17009                       14815                       17837
                                                          17609                       15319                       18434
                                                          17182                       14945                       18107
                                                          17802                       15260                       18707
                                                          17452                       14990                       18450
                                                          17088                       14706                       18120
                                                          17390                       15173                       18556
6/05                                                      17479                       15195                       18759
                                                          18101                       15760                       19302
                                                          18106                       15616                       19218
                                                          18437                       15742                       19488
                                                          18010                       15480                       18993
                                                          18567                       16065                       19617
                                                          18659                       16070                       19734
                                                          19328                       16496                       20501
                                                          19230                       16540                       20626
                                                          19544                       16746                       20905
                                                          20064                       16971                       21437
                                                          19632                       16483                       20895
6/06                                                      19667                       16505                       21029
                                                          20029                       16607                       21540
                                                          20403                       17001                       21900
                                                          20781                       17439                       22337
                                                          21497                       18007                       23068
                                                          22008                       18349                       23595
                                                          22458                       18606                       24124
                                                          22701                       18892                       24433
                                                          22349                       18524                       24052
                                                          22731                       18730                       24424
                                                          23780                       19560                       25326
                                                          24726                       20242                       26240
6/07                                                      24503                       19905                       25627

    --- DIVIDEND AND GROWTH IA  -- RUSSELL 1000 VALUE INDEX   --- S&P 500 INDEX
        $10,000 starting value      $10,000 starting value        $10,000 starting value
        $24,503 ending value        $25,627 ending value          $19,905 ending value

S&P 500 INDEX is a market capitalization weighted price index composed of 500 widely held common stocks.

RUSSELL 1000 VALUE INDEX is an unmanaged index measuring the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values.

You cannot invest directly in an index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.


AVERAGE ANNUAL RETURNS(2) (as of 6/30/07)

                          YTD*    1 YEAR   5 YEAR   10 YEAR
----------------------------------------------------------------
Dividend and Growth IA    9.11%   24.59%   12.16%    9.38%
----------------------------------------------------------------
Dividend and Growth
  IB(3)                   8.97%   24.28%   11.88%    9.13%
----------------------------------------------------------------
Russell 1000 Value Index  6.23%   21.87%   13.31%    9.87%
----------------------------------------------------------------
S&P 500 Index             6.98%   20.60%   10.71%    7.13%
----------------------------------------------------------------

* Year to date returns ("YTD") are not annualized.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1) Growth of a $10,000 investment in Class IB shares will vary from the results seen on this page due to differences in the expense charged to this share class.

(2) Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.

(3) Class IB shares commenced on April 1, 1998. Class IB share performance prior to that date reflects Class IA share performance adjusted to reflect the 12b-1 fee of 0.25% applicable to Class IB shares. The performance after such date reflects actual Class IB share performance.

The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund's performance.

PORTFOLIO MANAGER

EDWARD P. BOUSA, CFA
Senior Vice President, Partner
--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

The Class IA shares of Hartford Dividend and Growth HLS Fund returned 9.11% for the six-month period ended June 30, 2007. The Fund outperformed its benchmark, the S&P 500 Index, which returned 6.98% over the same period and the Lipper Equity Income Average, a group of funds with investment strategies similar to those of the Fund, which returned 7.34%.

WHY DID THE FUND PERFORM THIS WAY?

During the period, U.S. equities posted strong returns supporting the Fund's positive absolute (i.e. total return) returns. Nine out of the ten broad industry sectors of the Fund's S&P 500 Index benchmark posted strong positive returns. Energy (+17%), Materials (+16%) and Telecommunication Services (+15%) were the top performers while Financials (-1%), was the only negative performing sector.

The Fund's outperformance relative (i.e. performance of the Fund as measured against the benchmark) to the S&P 500 Index was attributable to a combination of strong stock selection and sector allocation. Stock selection was strongest within Health Care, Consumer Staples and Materials. Additionally, the Fund's overweight (i.e. the Fund's sector position was greater than the benchmark position) positions in Energy and Materials and underweight (i.e. the Fund's sector position was less than the benchmark position) position in Financials were additive to performance.

The top three relative contributors to performance during the period were Schering-Plough (Health Care), EnCana (Energy) and Alcoa (Materials). In addition, AT&T (Telecommunication Services) was the largest contributor on an absolute basis. Schering-Plough's shares benefited from investor recognition of their high value cholesterol franchise and from the company's announcement that their much anticipated thrombin receptor antagonist (TRA) would be moving into Phase 3 trials as a treatment for Acute Coronary Syndrome. EnCana's shares benefited from stronger than expected natural gas prices and record crack spreads (i.e. the spread, or margin, that a refinery can earn by cracking a barrel of oil into refined products). Alcoa's share price moved substantially higher following the company's hostile takeover bid for Alcan. AT&T's shares continue to benefit from cost synergies following their merger with BellSouth and also from firmer pricing. All four stocks were held in the Fund at the end of the period.

The largest detractors from relative returns included Financials stocks MBIA and Bank of America and Health Care stock Sanofi-Aventis. The financial sector has underperformed due to continued pricing pressures in the banking industry as well as emerging credit

--------------------------------------------------------------------------------

issues, particularly sub-prime mortgages. We have tried to position the Fund in names with limited exposure to sub-prime loans, and also have more diversified revenue streams to offset the competitive pressures in the industry, such as Bank of America. Drug maker Sanofi-Aventis' shares struggled in anticipation of the U.S. FDA's rejection of its weight loss drug Accomplia. We held our positions in these stocks at the end of the period. Not owning Apple (Information Technology), whose stock reacted strongly in anticipation of the iPhone, was also a significant detractor.

WHAT IS THE OUTLOOK?

Our discipline is focused on identifying industries where supply/demand remains favorable. We remain overweight Energy, as global demand remains strong and supply is constrained on a slowdown in spending as well as Iran-related issues. Also, we continue to see favorable supply/demand characteristics in the agriculture markets. Given the continued weakness in the housing sector, we have increased focus on some of the out-of-favor names but have not acted as yet.

Based on these views and our bottom-up stock selection, relative to the S&P 500 Index, at the end of the period, the Fund was overweight Energy, Materials, Consumer Staples, Utilities, Telecommunication Services, and Industrials and underweight Information Technology, Financials, Consumer Discretionary, and Health Care.

DIVERSIFICATION BY INDUSTRY
as of June 30, 2007

                                                      PERCENTAGE OF
INDUSTRY                                               NET ASSETS
-------------------------------------------------------------------
Basic Materials                                             7.5%
-------------------------------------------------------------------
Capital Goods                                               4.5
-------------------------------------------------------------------
Consumer Cyclical                                           8.5
-------------------------------------------------------------------
Consumer Staples                                            6.7
-------------------------------------------------------------------
Energy                                                     17.3
-------------------------------------------------------------------
Finance                                                    16.0
-------------------------------------------------------------------
Health Care                                                 9.7
-------------------------------------------------------------------
Services                                                    7.5
-------------------------------------------------------------------
Technology                                                 15.4
-------------------------------------------------------------------
Transportation                                              0.6
-------------------------------------------------------------------
Utilities                                                   5.2
-------------------------------------------------------------------
Short-Term Investments                                     10.1
-------------------------------------------------------------------
Other Assets and Liabilities                               (9.0)
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

Hartford Equity Income HLS Fund inception 10/31/2003
(subadvised by Wellington Management Company, LLP)

PERFORMANCE OVERVIEW 10/31/03 - 6/30/07
Growth of a $10,000 investment(1)

(LINE GRAPH)

                                                                      EQUITY INCOME IA               RUSSELL 1000 VALUE INDEX
                                                                      ----------------               ------------------------
10/03                                                                      10000                              10000
                                                                           10070                              10136
                                                                           10765                              10760
                                                                           10695                              10950
                                                                           10900                              11184
                                                                           10801                              11086
                                                                           10603                              10815
                                                                           10644                              10926
6/04                                                                       10805                              11184
                                                                           10577                              11026
                                                                           10788                              11183
                                                                           10917                              11357
                                                                           11009                              11545
                                                                           11439                              12129
                                                                           11780                              12535
                                                                           11604                              12313
                                                                           12037                              12721
                                                                           11746                              12546
                                                                           11704                              12322
                                                                           11764                              12618
6/05                                                                       11831                              12756
                                                                           12167                              13125
                                                                           12131                              13068
                                                                           12320                              13252
                                                                           12069                              12915
                                                                           12327                              13340
                                                                           12347                              13419
                                                                           12681                              13941
                                                                           12895                              14026
                                                                           12908                              14216
                                                                           13403                              14577
                                                                           13118                              14209
6/06                                                                       13212                              14300
                                                                           13570                              14647
                                                                           13776                              14892
                                                                           13976                              15189
                                                                           14336                              15686
                                                                           14526                              16044
                                                                           14915                              16405
                                                                           15058                              16614
                                                                           14922                              16355
                                                                           15241                              16608
                                                                           15787                              17222
                                                                           16237                              17843
6/07                                                                       15923                              17426

    --- EQUITY INCOME IA                       --- RUSSELL 1000 VALUE INDEX
        $10,000 starting value                     $10,000 starting value
        $15,923 ending value                       $17,426 ending value

RUSSELL 1000 VALUE INDEX is an unmanaged index measuring the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values.

You cannot invest directly in the index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

AVERAGE ANNUAL RETURNS (as of 6/30/07)

                                             SINCE
                          YTD*    1 YEAR   INCEPTION
---------------------------------------------------------
Equity Income IA          6.76%   20.52%    13.53%
---------------------------------------------------------
Equity Income IB          6.63%   20.22%    13.25%
---------------------------------------------------------
Russell 1000 Value Index  6.23%   21.87%    16.36%
---------------------------------------------------------

* Year to date returns ("YTD") are not annualized.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1) Growth of a $10,000 investment in Class IB shares will vary from the results seen on this page due to differences in the expense charged to this share class.

The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund's performance.

PORTFOLIO MANAGER

JOHN R. RYAN, CFA
Senior Vice President, Partner
--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

For the six-month period ending June 30, 2007, Class IA shares of Hartford Equity Income HLS Fund returned 6.76%, outperforming the Russell 1000 Value Index return of 6.23% and trailing the Lipper Equity Income peer group average return of 7.34%, a group of funds with investment strategies similar to those of the Fund.

WHY DID THE FUND PERFORM THIS WAY?

During the period, U.S. equities posted strong returns supporting the Fund's positive absolute (i.e. total return) return. Within the Fund's Russell 1000 Value Index benchmark, nine out of ten sectors posted positive returns. Materials, Telecommunication Services and Energy posted the largest returns, while Financials lagged. Mid cap stocks outperformed both large and small cap stocks. The Russell 2000 Index, a small-cap index, returned 6.45%, compared to the S&P 500 Index, a large-cap index, return of 6.98% and the S&P 400 MidCap Index return of 11.98%.

While the Fund's investment strategy is based on bottom-up fundamental research, the primary drivers of the Fund's outperformance relative (i.e. performance of the Fund as measured against the benchmark) to the benchmark were the Fund's overweight (i.e. the Fund's sector position was greater than the benchmark position) positions in Materials, Industrials and Utilities and an underweight (i.e. the Fund's sector position was less than the benchmark position) in Financials. Stock selection was strongest within Health Care and Information Technology but was offset by weaker stock selection within Financials, Materials and Utilities. The top three relative contributors were ConocoPhillips and Chevron (Energy) and American Standard (Industrials). In addition, AT&T (Telecommunication Services) was the top performing stock on an absolute basis.

ConocoPhillips' and Chevron's shares benefited from the recent rally in crude oil prices as well as the widening in U.S. refining margins. American Standard's shares benefited from their proposed restructuring plans as well as continued strong demand in their core businesses. AT&T's shares continue to benefit from cost synergies following their merger with BellSouth and also from firmer pricing. We held our positions in these stocks at the end of the period.

Key detractors on both an absolute and a relative basis were Financials stocks PNC, Bank of America and Citigroup. In addition, not owning Valero Energy, a strong performer during the period, also detracted from performance. The Financial sector has underperformed due to continued pricing pressures in the banking industry as well as emerging credit issues, particularly sub-prime mortgages. We have tried to position the Fund in names with limited exposure to sub-prime loans, and also have more diversified revenue streams to offset the competitive pressures in the industry, such as Citigroup, Bank of America and PNC. We held our positions in these stocks at the end of the period.

--------------------------------------------------------------------------------

WHAT IS THE OUTLOOK?

The economy is behaving according to consensus. Domestic GDP growth has decelerated, while growth has remained strong outside the U.S. We are not changing our outlook for 3-4% global and 2-3% domestic GDP growth. We believe there is adequate global economic strength to support growth in global corporate profits, although we expect a deceleration to the single digit range. While commodity inflation is real and sustainable, overall inflation should remain in the 2-3% range. The market seems overly obsessed with the evolving capital market blow-ups, such as the sub-prime sector. As the markets begin to demand greater returns for risk, these events should continue to rotate through the system one sub-sector at a time. However, we do not expect these sub-sector problems to derail global growth.

At the end of the period, relative to the Russell 1000 Value Index, the Fund was most overweight Utilities, Consumer Staples, Materials and Industrials and most underweight Consumer Discretionary and Financials.

DIVERSIFICATION BY INDUSTRY
as of June 30, 2007

                                                      PERCENTAGE OF
INDUSTRY                                               NET ASSETS
-------------------------------------------------------------------
Basic Materials                                             7.7%
-------------------------------------------------------------------
Capital Goods                                               7.1
-------------------------------------------------------------------
Consumer Cyclical                                           2.5
-------------------------------------------------------------------
Consumer Staples                                            7.0
-------------------------------------------------------------------
Energy                                                     14.7
-------------------------------------------------------------------
Finance                                                    27.3
-------------------------------------------------------------------
Health Care                                                 8.2
-------------------------------------------------------------------
Services                                                    1.5
-------------------------------------------------------------------
Technology                                                 14.2
-------------------------------------------------------------------
Utilities                                                   9.4
-------------------------------------------------------------------
Short-Term Investments                                      4.4
-------------------------------------------------------------------
Other Assets and Liabilities                               (4.0)
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

Hartford Fundamental Growth HLS Fund inception 4/30/2001
(Prior to July 27, 2007, the Fund was known as Hartford Focus HLS Fund.) (subadvised by Wellington Management Company, LLP)

PERFORMANCE OVERVIEW 4/30/01 - 6/30/07
Growth of a $10,000 investment(1)

(LINE GRAPH)

                                                  FUNDAMENTAL GROWTH IA           S&P 500 INDEX         RUSSELL 1000 GROWTH INDEX
                                                  ---------------------           -------------         -------------------------
4/01                                                      10000                       10000                       10000
                                                          10111                       10067                        9853
6/01                                                       9963                        9822                        9625
                                                           9783                        9726                        9384
                                                           9572                        9117                        8617
                                                           8758                        8381                        7756
                                                           9111                        8542                        8163
                                                           9948                        9197                        8948
                                                          10394                        9278                        8931
                                                          10062                        9142                        8773
                                                           9957                        8966                        8409
                                                          10201                        9303                        8700
                                                           9261                        8739                        7990
                                                           9015                        8675                        7796
6/02                                                       8281                        8058                        7075
                                                           7867                        7430                        6686
                                                           7849                        7478                        6706
                                                           6948                        6666                        6011
                                                           7638                        7252                        6562
                                                           8399                        7678                        6918
                                                           7838                        7228                        6441
                                                           7674                        7039                        6284
                                                           7467                        6933                        6255
                                                           7502                        7001                        6372
                                                           8039                        7577                        6843
                                                           8520                        7976                        7184
6/03                                                       8594                        8078                        7283
                                                           8945                        8220                        7465
                                                           9019                        8380                        7650
                                                           8824                        8291                        7568
                                                           9399                        8760                        7993
                                                           9480                        8837                        8077
                                                          10061                        9300                        8356
                                                          10126                        9471                        8527
                                                          10153                        9602                        8581
                                                           9923                        9457                        8422
                                                           9723                        9309                        8324
                                                           9847                        9437                        8479
6/04                                                      10132                        9620                        8585
                                                           9907                        9302                        8100
                                                           9882                        9339                        8060
                                                           9850                        9440                        8137
                                                           9687                        9584                        8264
                                                          10095                        9972                        8548
                                                          10379                       10311                        8883
                                                          10142                       10060                        8587
                                                          10353                       10271                        8678
                                                           9987                       10090                        8520
                                                           9955                        9898                        8358
                                                          10361                       10213                        8762
6/05                                                      10341                       10228                        8730
                                                          10875                       10608                        9156
                                                          10863                       10511                        9039
                                                          11019                       10596                        9080
                                                          10917                       10420                        8992
                                                          11345                       10813                        9380
                                                          11404                       10817                        9350
                                                          11628                       11103                        9515
                                                          11516                       11134                        9500
                                                          11604                       11272                        9640
                                                          11759                       11423                        9627
                                                          11429                       11095                        9300
6/06                                                      11129                       11110                        9264
                                                          10951                       11178                        9087
                                                          11312                       11444                        9371
                                                          11567                       11738                        9628
                                                          11874                       12121                        9967
                                                          12348                       12351                       10164
                                                          12513                       12524                       10199
                                                          12698                       12716                       10461
                                                          12482                       12468                       10264
                                                          12483                       12608                       10320
                                                          12997                       13166                       10806
                                                          13636                       13625                       11195
6/07                                                      13753                       13399                       11028

    --- FUNDAMENTAL GROWTH IA   -- RUSSELL 1000 GROWTH INDEX  --- S&P 500 INDEX
        $10,000 starting value      $10,000 starting value        $10,000 starting value
        $13,753 ending value        $11,028 ending value          $13,399 ending value

S&P 500 INDEX is a market capitalization weighted price index composed of 500 widely held common stocks.

RUSSELL 1000 GROWTH INDEX is an unmanaged index which measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. (The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which measures the performance of the 3,000 largest United States companies based on total market capitalization.)

You cannot invest directly in the index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

AVERAGE ANNUAL RETURNS(2) (as of 6/30/07)

                                                       SINCE
                           YTD*    1 YEAR   5 YEAR   INCEPTION
-------------------------------------------------------------------
Fundamental Growth IA      9.91%   23.58%   10.68%     5.30%
-------------------------------------------------------------------
Fundamental Growth IB      9.77%   23.27%   10.40%     5.05%
-------------------------------------------------------------------
Russell 1000 Growth Index  8.13%   19.04%    9.28%     1.60%
-------------------------------------------------------------------
S&P 500 Index              6.98%   20.60%   10.71%     4.86%
-------------------------------------------------------------------

* Year to date returns ("YTD") are not annualized.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1) Growth of a $10,000 investment in Class IB shares will vary from the results seen on this page due to differences in the expense charged to this share class.

(2) Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.

The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund's performance.

PORTFOLIO MANAGERS

FRANCIS J. BOGGAN, CFA
Senior Vice President, Partner

--------------------------------------------------------------------------------

Note that effective April 1, 2007, Steven T. Irons and Peter I. Higgins were no longer responsible for portfolio management and Francis J. Boggan assumed portfolio management responsibility. Consequent with this change, the Fund's positioning moved from Large Cap Core to Large Cap Growth and the benchmark changed from the S&P 500 Index to the Russell 1000 Growth Index.

HOW DID THE FUND PERFORM?

The Class IA shares of Hartford Fundamental Growth HLS Fund returned 9.91% for the six-month period ended June 30, 2007, versus the returns of 6.98% for the S&P 500 Index and 8.13% for the Russell 1000 Growth Index. The Fund outperformed the 7.43% return of the average fund in the Lipper Large-Cap Growth Funds peer group, a group of funds with investment strategies similar to those of the Fund.

WHY DID THE FUND PERFORM THIS WAY?

U.S. equity markets advanced during the period, supported by continued strength in corporate earnings and a solidifying global economy. U.S. mid cap equities (+9.9%) outpaced small (+6.5%) and large cap (+7.0%) stocks as measured by the Russell Mid Cap Index, Russell 2000 Index and S&P 500 Index, respectively. In another change in leadership, U.S. growth stocks outpaced their value peers, as the Russell 1000 Growth Index returned (+8.1%) versus a Russell 1000 Value Index return of (+6.2%).

The Fund outperformed its benchmark due to a combination of strong security selection and allocation among sectors, which is a result of the bottom-up stock selection process. Strong stock selection in the Information Technology, Materials, and Energy offset weaker selection in the Health Care, Financials, and Industrials sectors. The Fund also benefited from overweight (i.e. the Fund's sector position was greater than the benchmark position) positions in the strong performing Energy and Telecommunication Services sectors.

The two largest contributors to relative (i.e. performance of the Fund as measured against the benchmark) and absolute (i.e. total return) performance were First Data (Information Technology) and Cia Vale do Rio Doce ("CVRD") (Materials). Electronic payment service provider First Data's stock appreciated during the period as it was the target of a private equity takeover. We eliminated the

--------------------------------------------------------------------------------

stock on strong performance. The stock of Brazilian mining company CVRD continued to rise during the period, bolstered by commodity prices. Additionally, implementation of the company's strategy to integrate its Inco acquisition should generate synergies for the company. We continue to view the company as well-positioned in iron ore and nickel, which should drive strong fundamentals over the next few years. Other significant contributors on a relative and absolute basis included Yahoo! and EMC (Information Technology). Yahoo! benefited from an algorithmic change to "Panama" which ranks advertisers on a scale similar to Google's model and may help to raise advertising revenue. We exited our position in Yahoo!. Shares of information storage provider EMC rose as it announced stronger-than-expected profits and surging sales. The company has benefited from its expansive push to grow offerings with a string of acquisitions during recent years.

Somewhat offsetting these strong results were negative contributions to absolute and relative performance from Countrywide (Financials), XM Satellite (Consumer Discretionary), Medtronic (Health Care), and DR Horton (Consumer Discretionary). Countrywide, the largest U.S. residential mortgage lender, saw shares decline as it announced that mortgage delinquencies and foreclosures are at, or near, multi-year highs, raising concerns about the impact of the weakening sub-prime mortgage market on the company's earnings. Shares of satellite radio company XM Satellite fell as the market discounted the likelihood of the proposed merger with Sirius. Growth in the retail channel has slowed but Original Equipment Manufacturer (OEM) growth remains strong. We no longer hold positions in Countrywide and XM Satellite. Shares of health care equipment maker Medtronic declined despite reporting strong earnings results as some investors were disappointed by short term fluctuations in inventories. We expect the company's implantable cardiac defibrillator sales growth to accelerate and we remain holders of the stock. Homebuilder DR Horton's shares tumbled amid continuing weakness in the U.S. housing market. We exited our position in this stock.

WHAT IS THE OUTLOOK?

At the end of June, the Fund's bottom-up approach resulted in overweight positions in the Information Technology, Telecommunication Services, and Consumer Discretionary sectors. The largest Information Technology holdings included LAM Research, Infosys Technology, EMC, and Research In Motion. Within Telecommunication Services, top holdings included America Movil, AT&T, China Mobile, and Sprint. Consumer Discretionary holdings favor retail companies Priceline.com and Staples, navigation device maker Garmin, and athletic apparel company Nike. The Fund's largest underweight (i.e. the Fund's sector position was less than the benchmark position) positions were in the Industrials, Consumer Staples, and Energy sectors.

DIVERSIFICATION BY INDUSTRY
as of June 30, 2007

                                                      PERCENTAGE OF
INDUSTRY                                               NET ASSETS
-------------------------------------------------------------------
Basic Materials                                             3.8%
-------------------------------------------------------------------
Capital Goods                                               4.8
-------------------------------------------------------------------
Consumer Cyclical                                          10.2
-------------------------------------------------------------------
Consumer Staples                                            2.7
-------------------------------------------------------------------
Energy                                                      6.8
-------------------------------------------------------------------
Finance                                                    12.1
-------------------------------------------------------------------
Health Care                                                11.6
-------------------------------------------------------------------
Services                                                    4.5
-------------------------------------------------------------------
Technology                                                 37.1
-------------------------------------------------------------------
Utilities                                                   1.3
-------------------------------------------------------------------
Short-Term Investments                                      6.6
-------------------------------------------------------------------
Other Assets and Liabilities                               (1.5)
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

Hartford Global Advisers HLS Fund inception 3/1/1995
(subadvised by Wellington Management Company, LLP)

PERFORMANCE OVERVIEW 6/30/97 - 6/30/07
Growth of a $10,000 investment(1)

(LINE GRAPH)

                                                                                                         LEHMAN BROTHERS GLOBAL
                                                  GLOBAL ADVISERS IA        MSCI WORLD GROWTH INDEX    AGGREGATE INDEX USD HEDGED
                                                  ------------------        -----------------------    --------------------------
6/97                                                     10000                       10000                       10000
                                                         10246                       10465                       10217
                                                          9817                        9688                       10169
                                                         10203                       10248                       10332
                                                          9769                        9595                       10443
                                                          9725                        9840                       10505
                                                          9772                        9932                       10618
                                                          9933                       10322                       10760
                                                         10356                       11054                       10793
                                                         10683                       11437                       10854
                                                         10884                       11506                       10905
                                                         10985                       11380                       11025
6/98                                                     11011                       11868                       11101
                                                         11133                       11850                       11164
                                                         10145                       10464                       11355
                                                         10015                       10700                       11613
                                                         10469                       11632                       11581
                                                         10891                       12383                       11677
                                                         11076                       13289                       11656
                                                         11321                       13758                       11799
                                                         11119                       13212                       11652
                                                         11524                       13701                       11744
                                                         11863                       13679                       11833
                                                         11536                       13203                       11765
6/99                                                     11809                       14016                       11657
                                                         11990                       13862                       11609
                                                         12002                       14034                       11617
                                                         12054                       14058                       11687
                                                         12304                       14979                       11718
                                                         12728                       15859                       11760
                                                         13642                       17675                       11747
                                                         13204                       16568                       11726
                                                         13780                       17145                       11837
                                                         13793                       18167                       11995
                                                         13348                       16949                       12006
                                                         13054                       15945                       12037
6/00                                                     13430                       16920                       12187
                                                         13218                       16070                       12282
                                                         13380                       16641                       12372
                                                         13007                       15168                       12473
                                                         12676                       14531                       12566
                                                         12424                       13412                       12778
                                                         12737                       13160                       12962
                                                         12846                       13558                       13139
                                                         12277                       11829                       13255
                                                         11862                       10876                       13342
                                                         12335                       11756                       13278
                                                         12261                       11523                       13357
6/01                                                     12123                       11122                       13424
                                                         12018                       10959                       13623
                                                         11624                       10284                       13750
                                                         11079                        9432                       13860
                                                         11310                        9835                       14112
                                                         11915                       10583                       13994
                                                         11941                       10637                       13900
                                                         11729                       10291                       13966
                                                         11730                       10321                       14040
                                                         11926                       10579                       13891
                                                         11752                       10130                       14078
                                                         11947                       10080                       14145
6/02                                                     11506                        9501                       14292
                                                         11003                        8832                       14441
                                                         10983                        8832                       14648
                                                         10277                        7958                       14845
                                                         10916                        8578                       14807
                                                         11473                        8892                       14825
                                                         10873                        8552                       15075
                                                         10822                        8245                       15145
                                                         10753                        8158                       15296
                                                         10679                        8233                       15283
                                                         11372                        8825                       15365
                                                         11855                        9194                       15631
6/03                                                     12013                        9325                       15581
                                                         12138                        9506                       15260
                                                         12331                        9699                       15252
                                                         12156                        9755                       15530
                                                         12678                       10337                       15384
                                                         12872                       10486                       15405
                                                         13293                       10991                       15553
                                                         13655                       11217                       15643
                                                         13962                       11355                       15801
                                                         14173                       11244                       15880
                                                         13805                       11024                       15638
                                                         13912                       11138                       15595
6/04                                                     14213                       11292                       15623
                                                         13566                       10752                       15731
                                                         13566                       10721                       15983
                                                         13958                       10938                       16052
                                                         14287                       11207                       16170
                                                         14782                       11777                       16204
                                                         14988                       12223                       16319
                                                         14660                       11894                       16443
                                                         14524                       12201                       16374
                                                         14252                       11969                       16401
                                                         14222                       11714                       16604
                                                         14469                       12025                       16765
6/05                                                     14592                       12084                       16907
                                                         14834                       12585                       16814
                                                         15024                       12701                       16983
                                                         15106                       12983                       16901
                                                         14779                       12709                       16820
                                                         15191                       13124                       16900
                                                         15493                       13413                       17044
                                                         16183                       14032                       17030
                                                         15926                       13892                       17079
                                                         16081                       14243                       16931
                                                         16376                       14576                       16872
                                                         15858                       14024                       17089
6/06                                                     15914                       14004                       17087
                                                         15683                       13892                       17289
                                                         15999                       14264                       17548
                                                         16194                       14392                       17675
                                                         16427                       14907                       17770
                                                         16835                       15287                       17924
                                                         16861                       15489                       17838
                                                         17102                       15735                       17831
                                                         16858                       15640                       18056
                                                         17029                       15946                       18049
                                                         17413                       16652                       18105
                                                         17766                       17150                       17983
6/07                                                     17878                       17083                       17917

    --- GLOBAL ADVISERS IA        --- MSCI WORLD                -- LEHMAN BROTHERS GLOBAL
        $10,000 starting value        GROWTH INDEX                  AGGREGATE INDEX USD
        $17,878 ending value          $10,000 starting value        HEDGED
                                      $17,083 ending value          $10,000 starting value
                                                                    $17,917 ending value

MSCI WORLD GROWTH INDEX is a broad-based unmanaged market capitalization-weighted total return index which measures the performance of growth securities in 23 developed-country global equity markets including the United States, Canada, Europe, Australia, New Zealand and the Far East.

LEHMAN BROTHERS GLOBAL AGGREGATE INDEX USD HEDGED provides a broad-based measure of the global investment-grade fixed income markets (the three major components of this index are the U.S. Aggregate, the Pan-European Aggregate, and the Asian-Pacific Aggregate Indices; it also includes Eurodollar and Euro-Yen corporate bonds, Canadian Government securities, and USD investment grade 144A securities).

You cannot invest directly in an index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

AVERAGE ANNUAL RETURNS(2) (as of 6/30/07)

                                   YTD*    1 YEAR   5 YEAR   10 YEAR
--------------------------------------------------------------------
Global Advisers IA                 6.03%   12.34%    9.22%    5.98%
--------------------------------------------------------------------
Global Advisers IB(3)              5.90%   12.06%    8.94%    5.74%
--------------------------------------------------------------------
MSCI World Growth Index           10.30%   21.99%   12.45%    5.50%
--------------------------------------------------------------------
Lehman Brothers Global Aggregate
  Index USD Hedged                 0.44%    4.85%    4.62%    6.00%
--------------------------------------------------------------------

* Year to date returns ("YTD") are not annualized.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1) Growth of a $10,000 investment in Class IB shares will vary from the results seen on this page due to differences in the expense charged to this share class.

(2) Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.

(3) Class IB shares commenced on November 9, 1999. Class IB share performance prior to that date reflects Class IA share performance adjusted to reflect the 12b-1 fee of 0.25% applicable to Class IB shares. The performance after such date reflects actual Class IB share performance.

The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund's performance.

PORTFOLIO MANAGERS

    MATTHEW D. HUDSON, CFA    ANDREW S. OFFIT, CPA    JEAN-MARC BERTEAUX        ROBERT L. EVANS           SCOTT M. ELLIOTT
    Vice President            Senior Vice President,  Senior Vice President,    Senior Vice President,    Senior Vice President,
                              Partner                 Partner                   Partner                   Partner

     EVAN S. GRACE, CFA
     Vice President

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

The Class IA shares of Hartford Global Advisers HLS Fund returned 6.03% for the six-month period ended June 30, 2007, versus the returns of 10.30% for the MSCI World Growth Index and 0.44% for the Lehman Brothers Global Aggregate Index USD Hedged. The Fund underperformed the 7.04% return of the average fund in the Lipper Global Flexible Portfolio VA-UF peer group, a group of funds with investment strategies similar to those of the Fund.

WHY DID THE FUND PERFORM THIS WAY?

The equity portion of the fund was modestly ahead of the benchmark MSCI World Growth Index for the first half of the year. Favorable stock selection within Health Care, Information Technology, and Financials offset weaker selection in Consumer Discretionary, Industrials, and Consumer Staples. Sector allocation, which is primarily a result of bottom-up stock selection, was a negative contributor for the six-month period, driven by an underweight (i.e. the Fund's sector position was less than the benchmark position) position to strong-performing Materials stocks and an overweight (i.e. the Fund's sector position was greater than the benchmark position) position to the weaker Financials sector.

Elan (Pharmaceuticals & Biotechnology), Research in Motion (Technology Hardware & Equipment), and Nintendo (Software & Services) were the top three contributors on both a relative (i.e. performance of the Fund as measured against the benchmark) and absolute (i.e. total return) basis. Shares of Dublin-based biotechnology company Elan gained on investor optimism for promising drugs, including Bapineuzumab, a new antibody drug for treating Alzheimer's disease. Research In Motion reported earnings well ahead of consensus expectations on stronger than expected sales of its Blackberry wireless e-mail device. For Japanese video game developer Nintendo, sales trends remain positive for the company's new gaming console, the Wii, as the addressable market is larger than expected due to the ease of use of the product. We continue to hold all three stocks in the Fund.

--------------------------------------------------------------------------------

Among the top detractors on both a relative and absolute basis were French Industrials company Vallourec (Capital Goods), Japanese online retailer and brokerage firm Rakuten (Retailing), and Network Appliance (Technology Hardware). Shares of Vallourec, the French maker of seamless tubes for the oil and gas industries, traded lower during the first half of the year after posting strong returns in 2006. We exited this position during the period. First quarter results for Rakuten were below expectations due to margin pressure resulting from higher overhead costs. The brokerage and credit business segments also performed below expectations. We have reduced our position in this stock. Shares of Network Appliance, a supplier of storage and data management solutions, declined with lowered guidance and a sluggish outlook for enterprise spending, and we eliminated our position. Among other significant detractors from relative and absolute returns was last year's top contributor in the Fund, Las Vegas Sands (Consumer Services), which saw its shares fall after reporting disappointing first quarter earnings on higher promotional and pre-opening costs at the new Venetian Macau casino, as well as lower-than-expected margins at its existing Sands Macau casino. We trimmed our position during the period.

The fixed income portion of the Fund slightly outperformed its benchmark during the period. Duration (i.e. sensitivity to changes in interest rates) and country strategies were positive contributors, while currency detracted from relative performance. Credit and yield curve strategies were essentially neutral. Markets were uncertain during the first half of the year due to global inflationary concerns, moderating liquidity conditions, and the potential ramifications of weakness in the U.S. sub-prime mortgage market. Central banks continued to raise interest rates during the period as the Bank of England, NorgesBank, Riksbank, and the Royal Bank of New Zealand all tightened. This tightening has been driven by a variety of factors, including the global demand for skilled labor, which continues to put upward pressure on wages, and elevated commodity prices, which are eroding purchasing power. Additionally, market expectations for a U.S. Federal Reserve interest rate cut were reset during the period, as inflationary data remained beyond the Federal Reserve's prescribed level of comfort.

This environment was generally positive for our duration strategies as we maintained our below-benchmark duration. A lower duration posture is beneficial when interest rates are increasing. Country strategies were additive, in part due to positions favoring the U.S. versus Australia and Canada. The environment, particularly early in the period, proved challenging for our currency strategies as the rapid increase in volatility negatively affected a number of our positions. Positive performance generated in our select emerging markets currencies strategy was not enough to offset the negative results generated in our other strategies. The key drivers of underperformance in our currency strategies were our underweight positions in the euro and New Zealand dollar, which underperformed as growth in the euro area and New Zealand was stronger than expected.

Asset allocation decisions were modestly additive to relative performance as the Fund's slight overweight to equities and underweight to bonds was beneficial during the period.

WHAT IS THE OUTLOOK?

The equity portion of the Fund's positioning is driven by bottom-up security selection. Information Technology continues to be our largest overweight, followed by Financials and Energy. During the period, the proceeds from trimming select software holdings were used to increase exposure to hardware stocks where we see prospects for continued above-market growth. The Fund's largest underweight positions are Consumer Discretionary, Consumer Staples, and Materials. We eliminated several retail holdings within Consumer Discretionary as uncertainty surrounding consumer spending trends continues to mount. Within Consumer Staples, we reduced exposure to food and beverage companies, both producers and retailers, as we believe that increased input costs are likely to pressure volume growth, and consequently, opportunity for margin expansion.

Our outlook for global bond and currency markets continues to be driven by our assessment of the structural housing downturn in the U.S. and continued economic strength globally. Overall, while the U.S. economy faces headwinds from the housing downturn, growth in the rest of the world remains solid. As a consequence, non-U.S. central banks are likely to maintain a bias towards rate increases to contain inflation pressures. In this environment we retain an underweight duration bias outside the U.S. with particular emphasis in Japan, Australia, and the UK. In our currency strategies we continue to favor select emerging markets currencies and the Australian dollar. Mindful of the potential for investors to rapidly sell riskier assets based on changing market sentiments, we have reduced our credit exposure.

--------------------------------------------------------------------------------

DIVERSIFICATION BY COUNTRY
as of June 30, 2007

                                                      PERCENTAGE OF
COUNTRY                                                NET ASSETS
-------------------------------------------------------------------
Australia                                                   0.6%
-------------------------------------------------------------------
Austria                                                     0.7
-------------------------------------------------------------------
Belgium                                                     1.6
-------------------------------------------------------------------
Brazil                                                      0.9
-------------------------------------------------------------------
Canada                                                      3.3
-------------------------------------------------------------------
Chile                                                       0.1
-------------------------------------------------------------------
China                                                       1.5
-------------------------------------------------------------------
Denmark                                                     0.2
-------------------------------------------------------------------
Dutch Antilles                                              1.5
-------------------------------------------------------------------
Finland                                                     1.0
-------------------------------------------------------------------
France                                                      5.4
-------------------------------------------------------------------
Germany                                                     3.0
-------------------------------------------------------------------
Greece                                                      0.5
-------------------------------------------------------------------
Ireland                                                     1.9
-------------------------------------------------------------------
Israel                                                      0.2
-------------------------------------------------------------------
Japan                                                       4.6
-------------------------------------------------------------------
Luxembourg                                                  1.1
-------------------------------------------------------------------
Mexico                                                      0.9
-------------------------------------------------------------------
Netherlands                                                 1.7
-------------------------------------------------------------------
Poland                                                      0.1
-------------------------------------------------------------------
Singapore                                                   0.3
-------------------------------------------------------------------
South Africa                                                0.1
-------------------------------------------------------------------
South Korea                                                 1.5
-------------------------------------------------------------------
Spain                                                       0.9
-------------------------------------------------------------------
Sweden                                                      0.1
-------------------------------------------------------------------
Switzerland                                                 2.5
-------------------------------------------------------------------
Taiwan                                                      0.9
-------------------------------------------------------------------
United Kingdom                                              7.6
-------------------------------------------------------------------
United States                                              52.1
-------------------------------------------------------------------
Short-Term Investments                                     13.8
-------------------------------------------------------------------
Other Assets and Liabilities                              (10.6)
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

DIVERSIFICATION BY INDUSTRY
as of June 30, 2007

                                                      PERCENTAGE OF
INDUSTRY                                               NET ASSETS
-------------------------------------------------------------------
Basic Materials                                             3.5%
-------------------------------------------------------------------
Capital Goods                                               2.7
-------------------------------------------------------------------
Consumer Cyclical                                           6.5
-------------------------------------------------------------------
Consumer Staples                                            3.0
-------------------------------------------------------------------
Energy                                                      4.4
-------------------------------------------------------------------
Finance                                                    25.8
-------------------------------------------------------------------
Foreign Governments                                         4.0
-------------------------------------------------------------------
Health Care                                                 9.1
-------------------------------------------------------------------
Services                                                    4.6
-------------------------------------------------------------------
Technology                                                 21.1
-------------------------------------------------------------------
Transportation                                              1.3
-------------------------------------------------------------------
U.S. Government Agencies                                    8.4
-------------------------------------------------------------------
U.S. Government Securities                                  0.3
-------------------------------------------------------------------
Utilities                                                   2.1
-------------------------------------------------------------------
Short-Term Investments                                     13.8
-------------------------------------------------------------------
Other Assets and Liabilities                              (10.6)
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

COMPOSITION BY SECTOR
as of June 30, 2007

                                                      PERCENTAGE OF
SECTOR                                                 NET ASSETS
-------------------------------------------------------------------
Asset & Commercial Mortgage Backed Securities               8.3%
-------------------------------------------------------------------
Common Stocks                                              59.6
-------------------------------------------------------------------
Corporate Bonds: Investment Grade                          20.2
-------------------------------------------------------------------
U.S. Government Agencies                                    8.4
-------------------------------------------------------------------
U.S. Government Securities                                  0.3
-------------------------------------------------------------------
Short-Term Investments                                     13.8
-------------------------------------------------------------------
Other Assets and Liabilities                              (10.6)
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

Hartford Global Growth HLS Fund inception 9/30/1998
(Prior to July 27, 2007, the Fund was known as Hartford Global Leaders HLS
Fund.)
(subadvised by Wellington Management Company, LLP)

PERFORMANCE OVERVIEW 9/30/98 - 6/30/07
Growth of a $10,000 investment(1)

(LINE GRAPH)

                                                                      GLOBAL GROWTH IA               MSCI WORLD GROWTH INDEX
                                                                      ----------------               -----------------------
9/98                                                                       10000                              10000
                                                                           11346                              10871
                                                                           12212                              11573
                                                                           13188                              12419
                                                                           13799                              12858
                                                                           13410                              12348
                                                                           14140                              12805
                                                                           14488                              12784
                                                                           13962                              12339
6/99                                                                       14974                              13099
                                                                           15199                              12955
                                                                           15118                              13115
                                                                           14930                              13138
                                                                           15905                              13999
                                                                           17087                              14821
                                                                           19830                              16518
                                                                           19086                              15484
                                                                           21213                              16023
                                                                           21161                              16979
                                                                           20137                              15840
                                                                           19563                              14901
6/00                                                                       20430                              15813
                                                                           19746                              15018
                                                                           20868                              15552
                                                                           19982                              14175
                                                                           18833                              13581
                                                                           17723                              12534
                                                                           18429                              12299
                                                                           18436                              12670
                                                                           16744                              11055
                                                                           15624                              10164
                                                                           16849                              10987
                                                                           16516                              10769
6/01                                                                       16215                              10394
                                                                           15819                              10241
                                                                           14951                               9612
                                                                           13654                               8815
                                                                           14039                               9191
                                                                           15284                               9891
                                                                           15373                               9941
                                                                           14870                               9618
                                                                           14782                               9645
                                                                           15250                               9887
                                                                           14742                               9467
                                                                           15056                               9421
6/02                                                                       14111                               8879
                                                                           12961                               8254
                                                                           12831                               8254
                                                                           11285                               7437
                                                                           12455                               8017
                                                                           13558                               8310
                                                                           12375                               7992
                                                                           12089                               7705
                                                                           11818                               7624
                                                                           11656                               7694
                                                                           12962                               8247
                                                                           13754                               8592
6/03                                                                       14076                               8715
                                                                           14418                               8884
                                                                           14833                               9064
                                                                           14454                               9117
                                                                           15595                               9661
                                                                           15972                               9800
                                                                           16777                              10272
                                                                           17427                              10483
                                                                           18038                              10612
                                                                           18358                              10508
                                                                           17685                              10302
                                                                           17934                              10410
6/04                                                                       18545                              10553
                                                                           17124                              10048
                                                                           17052                              10020
                                                                           17918                              10222
                                                                           18579                              10474
                                                                           19598                              11007
                                                                           19995                              11423
                                                                           19263                              11116
                                                                           18844                              11403
                                                                           18183                              11186
                                                                           17962                              10947
                                                                           18405                              11238
6/05                                                                       18592                              11293
                                                                           19236                              11762
                                                                           19617                              11870
                                                                           19735                              12134
                                                                           19064                              11877
                                                                           19923                              12266
                                                                           20513                              12535
                                                                           22095                              13114
                                                                           21539                              12983
                                                                           22011                              13311
                                                                           22705                              13623
                                                                           21430                              13107
6/06                                                                       21573                              13088
                                                                           20936                              12983
                                                                           21511                              13331
                                                                           21902                              13451
                                                                           22374                              13931
                                                                           23322                              14287
                                                                           23415                              14475
                                                                           23971                              14706
                                                                           23246                              14616
                                                                           23694                              14903
                                                                           24586                              15562
                                                                           25551                              16028
6/07                                                                       25819                              15965

            --- GLOBAL GROWTH IA                   --- MSCI WORLD GROWTH INDEX
                $10,000 starting value                 $10,000 starting value
                $25,819 ending value                   $15,965 ending value

MSCI WORLD GROWTH INDEX is a broad-based unmanaged market capitalization-weighted total return index which measures the performance of growth securities in 23 developed-country global equity markets including the United States, Canada, Europe, Australia, New Zealand and the Far East.

You cannot invest directly in the index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

AVERAGE ANNUAL RETURNS(2) (as of 6/30/07)

                                               SINCE
                   YTD*    1 YEAR   5 YEAR   INCEPTION
-----------------------------------------------------------
Global Growth IA  10.27%   19.68%   12.84%    11.45%
-----------------------------------------------------------
Global Growth IB  10.13%   19.38%   12.56%    11.20%
-----------------------------------------------------------
MSCI World
  Growth Index    10.30%   21.99%   12.45%     5.49%
-----------------------------------------------------------

* Year to date returns ("YTD") are not annualized.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1) Growth of a $10,000 investment in Class IB shares will vary from the results seen on this page due to differences in the expense charged to this share class.

(2) Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.

The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund's performance.

PORTFOLIO MANAGERS

MATTHEW D. HUDSON, CFA  ANDREW S. OFFIT, CPA            JEAN-MARC BERTEAUX
Vice President          Senior Vice President, Partner  Senior Vice President, Partner

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

The Class IA shares of Hartford Global Growth HLS Fund returned 10.27% for the six-month period ended June 30, 2007, in line with its benchmark, the MSCI World Growth Index, which returned 10.30% for the same period. The Fund outperformed the 9.89% return of the average fund in the Lipper Global Growth VA-UF Funds peer group, a group of funds with investment strategies similar to those of the Fund.

WHY DID THE FUND PERFORM THIS WAY?

Global equity markets performed well during the six-month period, bolstered by strong corporate earnings growth and healthy merger and acquisition activity across many industries. Within the MSCI World Growth Index, all sectors had positive returns, led by Materials, Energy, and Industrials stocks.

Fund performance was in line with that of the benchmark for the first half of the year. Favorable stock selection within Health Care, Information Technology, and Financials offset weaker selection in Consumer Discretionary, Industrials, and Consumer Staples. Sector allocation, which is primarily a result of bottom-up stock selection, was a negative contributor for the six-month period, driven by an underweight (i.e. the Fund's sector position was less than the benchmark position) position to strong-performing Materials stocks and an overweight (i.e. the Fund's sector position was greater than the benchmark position) position to the weaker Financials sector.

Elan (Pharmaceuticals & Biotechnology), Research in Motion (Technology Hardware & Equipment), and Nintendo (Software & Services) were the top three contributors on both a relative (i.e. performance of the Fund as measured against the benchmark) and absolute (i.e. total return) basis. Shares of Dublin-based biotechnology company Elan gained on investor optimism for promising drugs, including Bapineuzumab, a new antibody drug for treating Alzheimer's disease. Research In Motion reported earnings well ahead of consensus expectations on stronger than expected sales of its Blackberry wireless e-mail device. For Japanese video game developer Nintendo, sales trends remain positive for the company's new gaming console, the Wii, as the addressable market is larger than expected due to the ease of use of the product. We continue to hold all three stocks in the Fund.

Among the top detractors on both a relative and absolute basis were the Japanese online retailer and brokerage firm Rakuten (Retailing) and Network Appliance (Information Technology). First quarter results for Rakuten were below expectations due to margin pressure resulting from higher overhead costs. The brokerage and credit business segments also performed below expectations. We have reduced our position in this stock. Shares of

--------------------------------------------------------------------------------

Network Appliance, a supplier of storage and data management solutions, declined with lowered guidance and a sluggish outlook for enterprise spending, and we eliminated our position. Among other significant detractors from relative and absolute returns was one of last year's positive contributors in the Fund, Las Vegas Sands (Consumer Services), which saw its shares fall after reporting disappointing first quarter earnings on higher promotional and pre-opening costs at the new Venetian Macau casino, as well as lower-than-expected margins at its existing Sands Macau casino. We trimmed this position during the six-month period. Shares of Vallourec (Capital Goods), the French maker of seamless tubes for the oil and gas industries, traded lower during the first half of the year after posting strong returns in 2006. We exited this position during the period.

WHAT IS THE OUTLOOK?

The Fund's positioning is driven by bottom-up security selection. Information Technology continues to be our largest overweight, followed by Financials and Energy. During the period, the proceeds from trimming select software holdings were used to increase exposure to hardware stocks where we see prospects for continued above-market growth. The Fund's largest underweight positions are Consumer Discretionary, Consumer Staples, and Materials. We eliminated several retail holdings within Consumer Discretionary as uncertainty surrounding consumer spending trends continues to mount. Within Consumer Staples, we reduced exposure to food and beverage companies, both producers and retailers, as we believe that increased input costs are likely to pressure volume growth, and consequently, opportunity for margin expansion.

DIVERSIFICATION BY COUNTRY
as of June 30, 2007

                                                      PERCENTAGE OF
COUNTRY                                                NET ASSETS
-------------------------------------------------------------------
Austria                                                     1.3%
-------------------------------------------------------------------
Brazil                                                      1.4
-------------------------------------------------------------------
Canada                                                      4.7
-------------------------------------------------------------------
China                                                       2.4
-------------------------------------------------------------------
Finland                                                     1.5
-------------------------------------------------------------------
France                                                      4.9
-------------------------------------------------------------------
Germany                                                     4.6
-------------------------------------------------------------------
Greece                                                      0.8
-------------------------------------------------------------------
Ireland                                                     3.0
-------------------------------------------------------------------
Japan                                                       6.7
-------------------------------------------------------------------
Luxembourg                                                  0.8
-------------------------------------------------------------------
Mexico                                                      1.0
-------------------------------------------------------------------
Netherlands                                                 2.1
-------------------------------------------------------------------
South Korea                                                 2.2
-------------------------------------------------------------------
Spain                                                       1.1
-------------------------------------------------------------------
Switzerland                                                 4.2
-------------------------------------------------------------------
Taiwan                                                      1.4
-------------------------------------------------------------------
United Kingdom                                              8.4
-------------------------------------------------------------------
United States                                              46.3
-------------------------------------------------------------------
Short-Term Investments                                     19.1
-------------------------------------------------------------------
Other Assets and Liabilities                              (17.9)
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

DIVERSIFICATION BY INDUSTRY
as of June 30, 2007

                                                      PERCENTAGE OF
INDUSTRY                                               NET ASSETS
-------------------------------------------------------------------
Basic Materials                                             5.6%
-------------------------------------------------------------------
Capital Goods                                               4.3
-------------------------------------------------------------------
Consumer Cyclical                                           7.9
-------------------------------------------------------------------
Consumer Staples                                            4.9
-------------------------------------------------------------------
Energy                                                      6.2
-------------------------------------------------------------------
Finance                                                    13.6
-------------------------------------------------------------------
Health Care                                                13.7
-------------------------------------------------------------------
Services                                                    5.9
-------------------------------------------------------------------
Technology                                                 31.7
-------------------------------------------------------------------
Transportation                                              2.1
-------------------------------------------------------------------
Utilities                                                   2.9
-------------------------------------------------------------------
Short-Term Investments                                     19.1
-------------------------------------------------------------------
Other Assets and Liabilities                              (17.9)
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

Hartford Growth HLS Fund inception 4/30/2002
(subadvised by Wellington Management Company, LLP)

PERFORMANCE OVERVIEW 4/30/02 - 6/30/07
Growth of a $10,000 investment(1)

(LINE GRAPH)

                                                                         GROWTH IA                  RUSSELL 1000 GROWTH INDEX
                                                                         ---------                  -------------------------
4/02                                                                       10000                              10000
                                                                            9774                               9758
6/02                                                                        8954                               8855
                                                                            8406                               8368
                                                                            8559                               8393
                                                                            7939                               7523
                                                                            8722                               8213
                                                                            9204                               8659
                                                                            8657                               8061
                                                                            8455                               7865
                                                                            8311                               7828
                                                                            8577                               7974
                                                                            9282                               8563
                                                                            9741                               8991
6/03                                                                        9968                               9115
                                                                           10144                               9341
                                                                           10378                               9574
                                                                           10355                               9471
                                                                           11156                              10004
                                                                           11303                              10108
                                                                           11497                              10458
                                                                           11878                              10671
                                                                           12023                              10739
                                                                           11987                              10540
                                                                           11833                              10417
                                                                           12331                              10612
6/04                                                                       12596                              10744
                                                                           11624                              10137
                                                                           11335                              10087
                                                                           11838                              10183
                                                                           11953                              10342
                                                                           12400                              10697
                                                                           12934                              11117
                                                                           12387                              10746
                                                                           12236                              10860
                                                                           11950                              10662
                                                                           11873                              10459
                                                                           12589                              10965
6/05                                                                       12730                              10925
                                                                           12988                              11459
                                                                           12900                              11311
                                                                           13103                              11364
                                                                           12848                              11253
                                                                           13438                              11739
                                                                           13537                              11702
                                                                           14002                              11907
                                                                           13689                              11888
                                                                           13850                              12064
                                                                           14194                              12047
                                                                           13197                              11639
6/06                                                                       13154                              11593
                                                                           12776                              11372
                                                                           13139                              11727
                                                                           13455                              12049
                                                                           13745                              12473
                                                                           14146                              12721
                                                                           14162                              12764
                                                                           14262                              13092
                                                                           13859                              12846
                                                                           14003                              12915
                                                                           14630                              13523
                                                                           15385                              14010
6/07                                                                       15334                              13801

    --- GROWTH IA                              --- RUSSELL 1000 GROWTH INDEX
        $10,000 starting value                     $10,000 starting value
        $15,334 ending value                       $13,801 ending value

RUSSELL 1000 GROWTH INDEX is an unmanaged index which measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. (The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which measures the performance of the 3,000 largest United States companies based on total market capitalization.)

You cannot invest directly in the index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

AVERAGE ANNUAL RETURNS(2) (as of 6/30/07)

                                                       SINCE
                           YTD*    1 YEAR   5 YEAR   INCEPTION
-------------------------------------------------------------------
Growth IA                  8.28%   16.57%   11.36%     8.62%
-------------------------------------------------------------------
Growth IB                  8.14%   16.28%   11.09%     8.35%
-------------------------------------------------------------------
Russell 1000 Growth Index  8.13%   19.04%    9.28%     6.43%
-------------------------------------------------------------------

* Year to date returns ("YTD") are not annualized.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1) Growth of a $10,000 investment in Class IB shares will vary from the results seen on this page due to differences in the expense charged to this share class.
(2) Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.

The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund's performance.

PORTFOLIO MANAGERS

ANDREW J. SHILLING, CFA                                            JOHN A. BOSELLI, CFA
Senior Vice President, Partner                                     Senior Vice President, Partner

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

The Class IA shares of Hartford Growth HLS Fund returned 8.28% for the six-month period ended June 30, 2007, outperforming its benchmark, the Russell 1000 Growth Index, which returned 8.13% for the same period. The Fund also outperformed the 7.43% return of the average fund in the Lipper Large Cap Growth Funds peer group, a group of funds with investment strategies similar to those of the Fund.

WHY DID THE FUND PERFORM THIS WAY?

During the period, U.S. equities posted positive returns as views of solidifying economic growth outweighed concerns of rising interest rates and a continuing U.S. housing slump. Mid cap stocks outperformed larger cap stocks, which in turn slightly outperformed smaller cap stocks as measured by the S&P 400 MidCap Index, S&P 500 Index, and Russell 2000 Index, respectively. Growth stocks outperformed value stocks, as measured by the Russell 1000 Growth Index and Russell 1000 Value Index. Within the Russell 1000 Growth Index the Energy, Utilities, and Materials sectors posted the strongest returns, while Consumer Discretionary and Financials lagged.

The Fund outperformed its benchmark due to a combination of strong security selection in the Materials sector and allocation among sectors, which is a result of the bottom-up security selection process. Underweights (i.e. the Fund's sector position was less than the benchmark position) to lagging Consumer Discretionary and Consumer Staples stocks and an overweight (i.e. the Fund's sector position was greater than the benchmark position) to Information Technology stocks were additive to performance. Stock selection in Materials was particularly strong, and helped to partly offset weaker stock selection in Information Technology and Industrials.

The top performing stocks on a relative (i.e. performance of the Fund as measured against the benchmark) and absolute (i.e. total return) basis were Schering-Plough (Health Care), Potash (Materials), and Cameco (Energy). Like much of the Pharmaceutical industry, Schering-Plough reported impressive first quarter results, bolstered by strong revenue growth as many of the company's top selling products achieved double digit growth. Potash, the Canadian fertilizer and feed products company, benefited from rising potash prices as demand for fertilizer in the U.S. and other regions was driven to multi-year highs. Cameco, a Canadian uranium producer, saw share prices appreciate with the rising price of uranium. Supply/demand dynamics for uranium remain favorable.

--------------------------------------------------------------------------------

Among the top detractors on both a relative and absolute basis were Network Appliance (Information Technology), and Health Care stocks Medtronic and Sanofi-Aventis. Storage and data management company Network Appliance's shares declined with lowered guidance and a sluggish outlook for enterprise spending. Shares of Medtronic, a medical device firm, declined after reporting disappointing implantable cardiac defibrillator (ICD) sales growth. Drug manufacturer Sanofi-Aventis faces further FDA testing of weight-reduction drug Acomplia.

WHAT IS THE OUTLOOK?

We continue to focus our efforts on picking stocks one-at-a-time based on detailed fundamental research. Based on bottom-up decisions such as these, the Fund ended the period with its largest overweight positions in Industrials, Information Technology, and Telecommunications Services. Within Industrials, positions in capital goods companies should benefit from strong spending cycles in aerospace and energy infrastructure. Consumer Discretionary exposure increased during the period, although the Fund is still underweight relative to the benchmark. Exposure to the Health Care and Energy sectors decreased during the period. The Fund closed the period most underweight the Consumer Staples, Health Care, and Energy sectors.

DIVERSIFICATION BY INDUSTRY
as of June 30, 2007

                                                      PERCENTAGE OF
INDUSTRY                                               NET ASSETS
-------------------------------------------------------------------
Basic Materials                                             6.5%
-------------------------------------------------------------------
Capital Goods                                               6.8
-------------------------------------------------------------------
Consumer Cyclical                                           5.2
-------------------------------------------------------------------
Consumer Staples                                            2.3
-------------------------------------------------------------------
Energy                                                      2.5
-------------------------------------------------------------------
Finance                                                    11.1
-------------------------------------------------------------------
Health Care                                                11.5
-------------------------------------------------------------------
Services                                                   16.5
-------------------------------------------------------------------
Technology                                                 35.2
-------------------------------------------------------------------
Transportation                                              2.7
-------------------------------------------------------------------
Short-Term Investments                                     14.1
-------------------------------------------------------------------
Other Assets and Liabilities                              (14.4)
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

Hartford Growth Opportunities HLS Fund inception 3/24/1987
(subadvised by Wellington Management Company, LLP)

PERFORMANCE OVERVIEW 6/30/97 - 6/30/07
Growth of a $10,000 investment(1)

(LINE GRAPH)

                                                                  GROWTH OPPORTUNITIES IA           RUSSELL 3000 GROWTH INDEX
                                                                  -----------------------           -------------------------
6/97                                                                       10000                              10000
                                                                           10954                              10849
                                                                           10604                              10303
                                                                           11138                              10842
                                                                           10667                              10415
                                                                           10571                              10786
                                                                           10501                              10896
                                                                           10362                              11176
                                                                           11226                              12030
                                                                           11776                              12512
                                                                           11836                              12676
                                                                           11555                              12264
6/98                                                                       12162                              12959
                                                                           11570                              12785
                                                                            9468                              10782
                                                                           10212                              11630
                                                                           10701                              12539
                                                                           11104                              13494
                                                                           12498                              14711
                                                                           12886                              15560
                                                                           11896                              14797
                                                                           12547                              15558
                                                                           12562                              15672
                                                                           12219                              15228
6/99                                                                       13149                              16274
                                                                           13129                              15758
                                                                           13381                              15954
                                                                           13440                              15662
                                                                           14432                              16790
                                                                           16138                              17754
                                                                           19392                              19688
                                                                           19139                              18817
                                                                           24757                              19993
                                                                           22467                              21124
                                                                           20563                              20037
                                                                           19315                              18977
6/00                                                                       22261                              20483
                                                                           21572                              19566
                                                                           24514                              21356
                                                                           24543                              19400
                                                                           22423                              18437
                                                                           18168                              15677
                                                                           20165                              15274
                                                                           19831                              16342
                                                                           17327                              13605
                                                                           15456                              12143
                                                                           17003                              13675
                                                                           16859                              13512
6/01                                                                       16827                              13251
                                                                           16444                              12864
                                                                           15345                              11828
                                                                           12988                              10599
                                                                           13655                              11184
                                                                           15024                              12249
                                                                           15557                              12277
                                                                           15408                              12045
                                                                           14498                              11526
                                                                           15261                              11964
                                                                           14528                              11037
                                                                           14346                              10743
6/02                                                                       12756                               9754
                                                                           11514                               9151
                                                                           11248                               9177
                                                                           10358                               8243
                                                                           11096                               8977
                                                                           12110                               9490
                                                                           11255                               8834
                                                                           11118                               8618
                                                                           10973                               8566
                                                                           11285                               8724
                                                                           12302                               9380
                                                                           13240                               9886
6/03                                                                       13636                              10025
                                                                           13772                              10310
                                                                           14384                              10588
                                                                           14208                              10463
                                                                           15451                              11074
                                                                           15956                              11208
                                                                           16184                              11570
                                                                           16687                              11834
                                                                           16936                              11902
                                                                           17084                              11702
                                                                           16583                              11531
                                                                           17216                              11747
6/04                                                                       17749                              11912
                                                                           16285                              11206
                                                                           16070                              11136
                                                                           16931                              11282
                                                                           17215                              11466
                                                                           18048                              11908
                                                                           18965                              12371
                                                                           18318                              11946
                                                                           18168                              12077
                                                                           17835                              11837
                                                                           17387                              11566
                                                                           18492                              12147
6/05                                                                       19205                              12138
                                                                           20313                              12754
                                                                           20415                              12588
                                                                           20877                              12650
                                                                           20485                              12497
                                                                           21424                              13050
                                                                           22058                              13011
                                                                           23516                              13329
                                                                           23195                              13303
                                                                           23635                              13541
                                                                           24037                              13521
                                                                           22698                              13015
6/06                                                                       22383                              12969
                                                                           21726                              12685
                                                                           22250                              13079
                                                                           22666                              13415
                                                                           23376                              13920
                                                                           24484                              14201
                                                                           24716                              14242
                                                                           25284                              14599
                                                                           24838                              14344
                                                                           25296                              14426
                                                                           26785                              15080
                                                                           28511                              15634
6/07                                                                       28771                              15413

    --- GROWTH OPPORTUNITIES IA                --- RUSSELL 3000 GROWTH INDEX
        $10,000 starting value                     $10,000 starting value
        $28,771 ending value                       $15,413 ending value

RUSSELL 3000 GROWTH INDEX is an unmanaged index that measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. (The Russell 3000 Index is an unmanaged index that measures the performance of the 3,000 largest United States companies based on total market capitalization.)

You cannot invest directly in the index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

AVERAGE ANNUAL RETURNS (as of 6/30/07)

                           YTD*    1 YEAR   5 YEAR   10 YEAR
-----------------------------------------------------------------
Growth Opportunities IA   16.41%   28.54%   17.67%   11.15%
-----------------------------------------------------------------
Growth Opportunities
 IB(2)                    16.26%   28.25%   17.38%   10.87%
-----------------------------------------------------------------
Russell 3000 Growth
 Index                     8.22%   18.84%    9.58%    4.42%
-----------------------------------------------------------------

* Year to date returns ("YTD") are not annualized.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1) Growth of a $10,000 investment in Class IB shares will vary from the results seen on this page due to differences in the expense charged to this share class.
(2) Class IB shares commenced on May 1, 2002. Class IB share performance prior to that date reflects Class IA share performance adjusted to reflect the 12b-1 fee of 0.25% applicable to Class IB shares. The performance after such date reflects actual Class IB share performance.

The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund's performance.

PORTFOLIO MANAGERS

MICHAEL T. CARMEN, CFA, CPA                               MARIO E. ABULARACH, CFA
Senior Vice President, Partner                            Vice President,
                                                          Equity Research Analyst

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

The Class IA shares of Hartford Growth Opportunities HLS Fund returned 16.41% for the six-month period ended June 30, 2007, outperforming its benchmark, Russell 3000 Growth Index, which returned 8.22% for the same period. The Fund also outperformed the 9.15% return of the average fund in the Lipper Multi-Cap Growth VA-UF Average Funds peer group, a group of funds with investment strategies similar to those of the Fund.

WHY DID THE FUND PERFORM THIS WAY?

U.S. equity markets advanced during the period, supported by continued strength in corporate earnings and a solidifying global economy. Mid cap stocks set the pace for the six months ended June 30, rising 9.9% as measured by the Russell Midcap Index. In a reversal of the last several years' experience, large cap stocks led small cap stocks by 0.7% when measured using the Russell 1000 Index and Russell 2000 Index, respectively. In another change in leadership, growth stocks outpaced their value peers, as the Russell 3000 Growth Index's return of 8.22% was well ahead of the Russell 3000 Value Index's return of 6.01%. All sectors within the Russell 3000 Growth Index rose, led by Energy, Utilities, and Materials. Financial and Consumer Discretionary stocks posted the weakest returns during the period.

The Fund outperformed its benchmark and peer group by maintaining its focus on stock selection. Selection was particularly strong in the Materials and Consumer Discretionary sectors. Sector weightings, the result of bottom-up stock selection decisions, were also additive to relative (i.e. performance of the Fund as measured against the benchmark) performance, largely due to overweight (i.e. the Fund's sector position was greater than the benchmark position) positions in surging Energy and Materials stocks. The top contributors to absolute (i.e. total return) and benchmark-relative returns were Potash (Materials), Foster Wheeler (Capital Goods), and Mosaic (Materials). Canadian agricultural products firm Potash reported record earnings as increasing end-market demand resulted in tight global capacity utilization rates at potash producers. Shares in global engineering and construction company Foster Wheeler outperformed as quarterly earnings and backlogs exceeded expectations. The company is experiencing a boom as higher spending on energy projects produces more business and better margins. Crop-nutrient maker Mosaic's shares rose during the period on optimism about its Saskatchewan mines and phosphate export prices.

Stock selection was weaker among Energy, Information Technology, and Utilities stocks. Network Appliance, Medicines Company, Shionogi, and Eisai were the top detractors from

--------------------------------------------------------------------------------

relative and absolute performance. Network Appliance, a supplier of storage and data management solutions, saw its shares decline with lowered guidance and a sluggish outlook for enterprise spending. Shares of biotechnology company Medicines Company were weak after its patent term extension for Angiomax, an anticoagulant, was denied by the patent office. Unless a bill is passed by Congress to reverse the decision, Angiomax's patent will expire in 2010. In the near term the company will continue to build its acute care franchise through label expansions for several drugs. Two Japanese drug development companies, Shionogi and Easai, suffered negative results during the period. Shionogi cut its operating profit estimates, citing a tough market for antibiotics and a mild flu season. Eisai revealed a minor setback for an Alzheimer's drug in early development, contributing to a pullback in the stock. Importantly, Eisai won its patent litigation preventing generic Aciphex from entering the U.S. market.

WHAT IS THE OUTLOOK?

While global economic growth appears to be on track, there clearly has been a deceleration in the U.S. We continue to anticipate 2-3% domestic GDP growth, with global growth north of 3% and global profit growth in the single digits. Overall, the inflation picture is mixed, as the recovery in oil prices and increases in grain prices suggests increased pressure on inflation and interest rates. The biggest negative in the economy is housing, which was overbuilt and clearly is correcting.

Positioning within the Fund is determined by fundamental, stock-by-stock research. These bottom-up decisions resulted in overweights in Materials, Health Care and Consumer Discretionary stocks and underweights (i.e. the Fund's sector position was less than the benchmark position) in the Consumer Staples, Financials, and Information Technology sectors at the end of the period.

DIVERSIFICATION BY INDUSTRY
as of June 30, 2007

                                                      PERCENTAGE OF
INDUSTRY                                               NET ASSETS
-------------------------------------------------------------------
Basic Materials                                             9.9%
-------------------------------------------------------------------
Capital Goods                                               1.4
-------------------------------------------------------------------
Consumer Cyclical                                          11.3
-------------------------------------------------------------------
Consumer Staples                                            3.3
-------------------------------------------------------------------
Energy                                                      6.1
-------------------------------------------------------------------
Finance                                                     3.8
-------------------------------------------------------------------
Health Care                                                19.3
-------------------------------------------------------------------
Services                                                   10.5
-------------------------------------------------------------------
Technology                                                 29.6
-------------------------------------------------------------------
Transportation                                              1.3
-------------------------------------------------------------------
Utilities                                                   1.2
-------------------------------------------------------------------
Short-Term Investments                                     16.4
-------------------------------------------------------------------
Other Assets and Liabilities                              (14.1)
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

Hartford High Yield HLS Fund inception 9/30/1998
(subadvised by Hartford Investment Management Company)

PERFORMANCE OVERVIEW 9/30/98 - 6/30/07
Growth of a $10,000 investment(1)

(LINE GRAPH)

                                                                                                    LEHMAN BROTHERS HIGH YIELD
                                                                       HIGH YIELD IA                     CORPORATE INDEX
                                                                       -------------                --------------------------
9/98                                                                       10000                              10000
                                                                            9992                               9795
                                                                           10340                              10202
                                                                           10368                              10213
                                                                           10528                              10364
                                                                           10531                              10303
                                                                           10695                              10402
                                                                           10898                              10603
                                                                           10693                              10460
6/99                                                                       10703                              10437
                                                                           10696                              10479
                                                                           10620                              10363
                                                                           10599                              10289
                                                                           10660                              10221
                                                                           10797                              10341
                                                                           10856                              10457
                                                                           10758                              10412
                                                                           10730                              10431
                                                                           10637                              10212
                                                                           10674                              10229
                                                                           10576                              10123
6/00                                                                       10840                              10330
                                                                           10960                              10408
                                                                           11113                              10479
                                                                           11067                              10388
                                                                           10867                              10056
                                                                           10596                               9657
                                                                           10968                               9844
                                                                           11691                              10581
                                                                           11742                              10722
                                                                           11489                              10469
                                                                           11337                              10339
                                                                           11419                              10525
6/01                                                                       11018                              10230
                                                                           11198                              10381
                                                                           11300                              10503
                                                                           10592                               9797
                                                                           11030                              10039
                                                                           11378                              10406
                                                                           11263                              10363
                                                                           11156                              10436
                                                                           10818                              10290
                                                                           10905                              10538
                                                                           11061                              10706
                                                                           10993                              10647
6/02                                                                       10409                               9862
                                                                            9928                               9431
                                                                           10053                               9700
                                                                            9791                               9573
                                                                            9822                               9489
                                                                           10385                              10077
                                                                           10487                              10218
                                                                           10764                              10558
                                                                           10952                              10688
                                                                           11148                              10995
                                                                           11687                              11647
                                                                           11860                              11768
6/03                                                                       12077                              12106
                                                                           11790                              11973
                                                                           11936                              12111
                                                                           12267                              12442
                                                                           12474                              12693
                                                                           12632                              12886
                                                                           12919                              13177
                                                                           13061                              13429
                                                                           13025                              13395
                                                                           13070                              13486
                                                                           12904                              13394
                                                                           12669                              13168
6/04                                                                       12831                              13356
                                                                           13009                              13538
                                                                           13227                              13803
                                                                           13411                              14004
                                                                           13668                              14257
                                                                           13738                              14429
                                                                           13875                              14644
                                                                           13815                              14625
                                                                           14028                              14840
                                                                           13571                              14408
                                                                           13464                              14268
                                                                           13717                              14521
6/05                                                                       13914                              14806
                                                                           14093                              15065
                                                                           14114                              15094
                                                                           13966                              14943
                                                                           13857                              14839
                                                                           14022                              14916
                                                                           14170                              15045
                                                                           14331                              15285
                                                                           14436                              15387
                                                                           14530                              15479
                                                                           14633                              15574
                                                                           14629                              15572
6/06                                                                       14561                              15517
                                                                           14692                              15669
                                                                           14927                              15923
                                                                           15099                              16149
                                                                           15331                              16369
                                                                           15562                              16644
                                                                           15753                              16827
                                                                           15948                              17015
                                                                           16197                              17253
                                                                           16238                              17271
                                                                           16466                              17495
                                                                           16591                              17626
6/07                                                                       16295                              17309

    --- HIGH YIELD IA                          --- LEHMAN BROTHERS HIGH YIELD CORPORATE
        $10,000 starting value                     INDEX
        $16,295 ending value                       $10,000 starting value
                                                   $17,309 ending value

LEHMAN BROTHERS HIGH YIELD CORPORATE INDEX is an unmanaged broad-based market value-weighted index that tracks the total return performance of non-investment grade, fixed-rate, publicly placed, dollar denominated and nonconvertible debt registered with the SEC.

You cannot invest directly in the index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

AVERAGE ANNUAL RETURNS(2) (as of 6/30/07)

                                                        SINCE
                         YTD*     1 YEAR    5 YEAR    INCEPTION
--------------------------------------------------------------------
High Yield IA            3.44%    11.91%     9.38%      5.74%
--------------------------------------------------------------------
High Yield IB            3.31%    11.63%     9.10%      5.50%
--------------------------------------------------------------------
Lehman Brothers High
  Yield Corporate
  Index                  2.87%    11.55%    11.91%      6.47%
--------------------------------------------------------------------

* Year to date returns ("YTD") are not annualized.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1) Growth of a $10,000 investment in Class IB shares will vary from the results seen on this page due to differences in the expense charged to this share class.

(2) Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.

The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund's performance.

PORTFOLIO MANAGERS

MARK NILAND, CFA                                       NASRI TOUTOUNGI                 JAMES SERHANT, CFA
Managing Director                                      Managing Director               Senior Vice President

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

The Class IA Shares of Hartford High Yield HLS Fund returned 3.44% for the six months ended June 30, 2007, versus its benchmark, the Lehman Brothers High Yield Corporate Index, which returned 2.87%, and the Lipper VA High Yield Funds category, a group of funds with investment strategies similar to those of the Fund, which returned 3.06%.

WHY DID THE FUND PERFORM THIS WAY?

Security selection contributed the most to total return, as a number of positions experienced meaningful price appreciation. Clarke American Corp. offered to repurchase its debt at a significant premium in the wake of a previous acquisition. Charter Communications, Inc. continued to improve its operating performance while valuation levels for the entire media cable industry continued to improve. Level 3 Communications, Inc. was active in its ongoing efforts to improve its liquidity and leverage profile.

Contributing to performance were an overweight (i.e. the Fund's sector position was greater than the benchmark position) to the wireless sector, and a heavy weighting in cellular company MetroPCS Communications Inc. which benefited from strengthening industry fundamentals and an initial public offering that reduced the company's leverage. Debt securities issued by Nortel Networks also posted a strong total return, reflecting the improvement in the company's profitability.

Detracting slightly from performance were underweights (i.e. the Fund's sector position was less than the benchmark position) to, and security selection in, the gaming sector. Some of the smaller gaming issuers (which the Fund has tended to underweight) had relatively strong returns during the period. This also proved to be the case within the Fund's pharmaceutical allocation, as some of the "one-off" types of companies (smaller companies with significant financial or operating challenges) that we tend to avoid experienced higher price appreciation during the period than we anticipated.

WHAT IS THE OUTLOOK?

Our outlook remains positive on the high-yield market mainly due to its persistent and fundamental underlying strength: the debt service capabilities of most companies remain strong and default rates are hovering near record lows. It is the well-publicized problems plaguing the sub-prime mortgage sector that have prompted a bout of volatility in all risk markets, including high yield. This has increased yields relative to U.S. Treasuries, creating a number of attractive opportunities for the Fund. The sub-prime woes have also triggered a necessary and welcome tightening of underwriting standards that will afford creditors a higher level of

--------------------------------------------------------------------------------

protection in the future. As earnings for the second quarter 2007 are released, we will closely monitor the degree to which companies are able to exceed expectations as well as their forward earnings guidance.

DIVERSIFICATION BY INDUSTRY
as of June 30, 2007

                                                      PERCENTAGE OF
INDUSTRY                                               NET ASSETS
-------------------------------------------------------------------
Basic Materials                                            10.7%
-------------------------------------------------------------------
Capital Goods                                               1.8
-------------------------------------------------------------------
Consumer Cyclical                                          12.8
-------------------------------------------------------------------
Consumer Staples                                            1.4
-------------------------------------------------------------------
Energy                                                      4.1
-------------------------------------------------------------------
Finance                                                    13.9
-------------------------------------------------------------------
Health Care                                                 5.8
-------------------------------------------------------------------
Services                                                   21.8
-------------------------------------------------------------------
Technology                                                 16.8
-------------------------------------------------------------------
Transportation                                              1.6
-------------------------------------------------------------------
Utilities                                                   4.1
-------------------------------------------------------------------
Short-Term Investments                                     26.0
-------------------------------------------------------------------
Other Assets and Liabilities                              (20.8)
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

DISTRIBUTION BY CREDIT QUALITY
as of June 30, 2007

                                                      PERCENTAGE OF
                                                        LONG-TERM
RATING                                                  HOLDINGS
-------------------------------------------------------------------
AAA                                                         0.3%
-------------------------------------------------------------------
BB                                                         18.4
-------------------------------------------------------------------
B                                                          52.5
-------------------------------------------------------------------
CCC                                                        25.0
-------------------------------------------------------------------
C                                                           0.0
-------------------------------------------------------------------
NR                                                          3.8
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

Hartford Index HLS Fund inception 5/1/1987
(subadvised by Hartford Investment Management Company)

PERFORMANCE OVERVIEW 6/30/97 - 6/30/07
Growth of a $10,000 investment(1)

(LINE GRAPH)

                                                                          INDEX IA                        S&P 500 INDEX
                                                                          --------                        -------------
6/97                                                                       10000                              10000
                                                                           10791                              10795
                                                                           10184                              10191
                                                                           10737                              10749
                                                                           10376                              10390
                                                                           10848                              10871
                                                                           11030                              11057
                                                                           11150                              11179
                                                                           11948                              11985
                                                                           12555                              12599
                                                                           12677                              12725
                                                                           12452                              12507
6/98                                                                       12957                              13014
                                                                           12814                              12876
                                                                           10957                              11014
                                                                           11657                              11720
                                                                           12600                              12673
                                                                           13356                              13441
                                                                           14126                              14215
                                                                           14706                              14809
                                                                           14244                              14349
                                                                           14809                              14923
                                                                           15374                              15501
                                                                           15001                              15135
6/99                                                                       15833                              15975
                                                                           15331                              15476
                                                                           15254                              15399
                                                                           14833                              14977
                                                                           15763                              15925
                                                                           16078                              16248
                                                                           17020                              17205
                                                                           16160                              16341
                                                                           15848                              16032
                                                                           17387                              17599
                                                                           16858                              17070
                                                                           16505                              16720
6/00                                                                       16907                              17132
                                                                           16637                              16864
                                                                           17664                              17911
                                                                           16726                              16966
                                                                           16649                              16894
                                                                           15332                              15563
                                                                           15403                              15639
                                                                           15943                              16194
                                                                           14484                              14718
                                                                           13562                              13786
                                                                           14610                              14856
                                                                           14702                              14956
6/01                                                                       14337                              14592
                                                                           14191                              14448
                                                                           13297                              13545
                                                                           12214                              12452
                                                                           12444                              12689
                                                                           13393                              13663
                                                                           13506                              13783
                                                                           13302                              13582
                                                                           13041                              13320
                                                                           13527                              13821
                                                                           12703                              12983
                                                                           12602                              12888
6/02                                                                       11703                              11970
                                                                           10786                              11038
                                                                           10852                              11110
                                                                            9669                               9903
                                                                           10519                              10774
                                                                           11132                              11407
                                                                           10474                              10737
                                                                           10196                              10457
                                                                           10040                              10300
                                                                           10134                              10400
                                                                           10970                              11256
                                                                           11541                              11849
6/03                                                                       11683                              12000
                                                                           11885                              12212
                                                                           12111                              12450
                                                                           11978                              12318
                                                                           12651                              13014
                                                                           12757                              13128
                                                                           13421                              13816
                                                                           13661                              14070
                                                                           13847                              14265
                                                                           13634                              14050
                                                                           13415                              13830
                                                                           13593                              14019
6/04                                                                       13849                              14292
                                                                           13389                              13819
                                                                           13440                              13874
                                                                           13580                              14025
                                                                           13783                              14239
                                                                           14335                              14815
                                                                           14816                              15319
                                                                           14451                              14945
                                                                           14748                              15260
                                                                           14484                              14990
                                                                           14201                              14706
                                                                           14651                              15173
6/05                                                                       14667                              15195
                                                                           15206                              15760
                                                                           15065                              15616
                                                                           15181                              15742
                                                                           14922                              15480
                                                                           15480                              16065
                                                                           15483                              16070
                                                                           15893                              16496
                                                                           15931                              16540
                                                                           16126                              16746
                                                                           16336                              16971
                                                                           15862                              16483
6/06                                                                       15880                              16505
                                                                           15974                              16607
                                                                           16351                              17001
                                                                           16768                              17439
                                                                           17309                              18007
                                                                           17635                              18349
                                                                           17876                              18606
                                                                           18141                              18892
                                                                           17781                              18524
                                                                           17974                              18730
                                                                           18765                              19560
                                                                           19414                              20242
6/07                                                                       19087                              19905

    --- INDEX IA                               --- S&P 500 INDEX
        $10,000 starting value                     $10,000 starting value
        $19,087 ending value                       $19,905 ending value

S&P 500 INDEX is a market capitalization weighted price index composed of 500 widely held common stocks.

You cannot invest directly in the index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

AVERAGE ANNUAL RETURNS(2) (as of 6/30/07)

               YTD*   1 YEAR  5 YEAR  10 YEAR
--------------------------------------------------
Index IA       6.77%  20.19%  10.28%    6.68%
--------------------------------------------------
Index IB(3)    6.64%  19.90%  10.00%    6.43%
--------------------------------------------------
S&P 500 Index  6.98%  20.60%  10.71%    7.13%
--------------------------------------------------

* Year to date returns ("YTD") are not annualized.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1) Growth of a $10,000 investment in Class IB shares will vary from the results seen on this page due to differences in the expense charged to this share class.
(2) Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.
(3) Class IB shares commenced on November 9, 1999. Class IB share performance prior to that date reflects Class IA share performance adjusted to reflect the 12b-1 fee of 0.25% applicable to Class IB shares. The performance after such date reflects actual Class IB share performance.

The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund's performance.

PORTFOLIO MANAGER

DEANE GYLLENHAAL
Vice President

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

The Class IA shares of Hartford Index HLS Fund returned 6.77% for the six months ended June 30, 2007, versus its benchmark, the S&P 500 Index, which returned 6.98%, and the Lipper S&P 500 Index Objective Funds category, a group of funds with investment strategies similar to those of the Fund, which returned 6.75%.

WHY DID THE FUND PERFORM THIS WAY?

By design, the Fund is managed to mimic the performance of the S&P 500 Index. Due to this approach, the Fund is expected to perform in line with the S&P 500 Index. However, as specified by internal policy, we do not purchase stock of our parent, The Hartford Financial Services Group, Inc. (HIG). This exposure to HIG is reallocated across the Life/Health, Property/Casualty and Multi-line Insurance industries.

All but one of the ten S&P 500 Index sectors had positive returns for the period. The best performing sectors were Energy and Materials, up 17.3% and 16.4%, respectively. Two of the laggards for the period were Consumer Staples and Consumer Discretionary, up 4.8% and 2.9%, respectively. The only sector in negative territory was Financials; stung by the sub-prime mortgage fallout, it was down 0.8%.

The three largest contributors to the S&P 500 Index return for the period were: oil giant Exxon Mobil Corporation, which is the largest constituent of the S&P 500 Index, returning 9.5%; AT&T Inc., up 16.1%; and Apple Inc., up 43.9% in anticipation of its new iPhone.

WHAT IS THE OUTLOOK?

The U.S. stock market could continue to be volatile as investors watch changes in interest rates, levels of unemployment, and the value of the U.S. dollar. It also still remains unclear what the ultimate impact of the sub-prime mortgage market crash will have on the overall economy and the residential real estate market.

The Fund will continue to be fully invested in the S&P 500 Index, with a focus on risk control and efficient trading. Performance of the Fund is expected to mirror the return of the S&P 500 Index.

--------------------------------------------------------------------------------

DIVERSIFICATION BY INDUSTRY
as of June 30, 2007

                                                      PERCENTAGE OF
INDUSTRY                                               NET ASSETS
-------------------------------------------------------------------
Basic Materials                                             3.4%
-------------------------------------------------------------------
Capital Goods                                               4.9
-------------------------------------------------------------------
Consumer Cyclical                                           8.6
-------------------------------------------------------------------
Consumer Staples                                            5.6
-------------------------------------------------------------------
Energy                                                     10.1
-------------------------------------------------------------------
Finance                                                    22.2
-------------------------------------------------------------------
Health Care                                                10.3
-------------------------------------------------------------------
Services                                                    6.5
-------------------------------------------------------------------
Technology                                                 22.7
-------------------------------------------------------------------
Transportation                                              1.3
-------------------------------------------------------------------
Utilities                                                   3.5
-------------------------------------------------------------------
Short-Term Investments                                      6.9
-------------------------------------------------------------------
Other Assets and Liabilities                               (6.0)
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

Hartford International Growth HLS Fund inception 4/30/2001
(Prior to July 27, 2007, the Fund was known as Hartford International Capital Appreciation HLS Fund.)
(subadvised by Wellington Management Company, LLP)

PERFORMANCE OVERVIEW 4/30/01 - 6/30/07
Growth of a $10,000 investment(1)

(LINE GRAPH)

                                                         INTERNATIONAL CAPITAL APPRECIATION IA        MSCI EAFE GROWTH INDEX
                                                         -------------------------------------        ----------------------
4/01                                                                     10000                                10000
                                                                          9406                                 9601
6/01                                                                      8978                                 9137
                                                                          8834                                 8915
                                                                          8353                                 8509
                                                                          7351                                 7706
                                                                          7710                                 8013
                                                                          8359                                 8425
                                                                          8602                                 8474
                                                                          8253                                 8017
                                                                          8394                                 8125
                                                                          8844                                 8477
                                                                          8727                                 8488
                                                                          8822                                 8512
6/02                                                                      8407                                 8295
                                                                          7654                                 7411
                                                                          7563                                 7355
                                                                          6678                                 6716
                                                                          7229                                 7097
                                                                          7823                                 7306
                                                                          7121                                 7138
                                                                          7201                                 6785
                                                                          7062                                 6639
                                                                          6860                                 6575
                                                                          7675                                 7151
                                                                          8344                                 7527
6/03                                                                      8574                                 7661
                                                                          8864                                 7762
                                                                          9242                                 7905
                                                                          9272                                 8174
                                                                         10059                                 8645
                                                                         10185                                 8848
                                                                         10755                                 9457
                                                                         11205                                 9642
                                                                         11730                                 9826
                                                                         12017                                 9837
                                                                         11437                                 9600
                                                                         11647                                 9583
6/04                                                                     12028                                 9714
                                                                         11179                                 9320
                                                                         11212                                 9331
                                                                         11812                                 9563
                                                                         12313                                 9883
                                                                         13010                                10567
                                                                         13413                                11015
                                                                         12977                                10762
                                                                         12846                                11195
                                                                         12355                                10925
                                                                         12249                                10723
                                                                         12373                                10764
6/05                                                                     12429                                10853
                                                                         12885                                11184
                                                                         13262                                11507
                                                                         13550                                11993
                                                                         12993                                11666
                                                                         13455                                11888
                                                                         14239                                12517
                                                                         15344                                13289
                                                                         15119                                13140
                                                                         15582                                13655
                                                                         16339                                14282
                                                                         15490                                13692
6/06                                                                     15337                                13712
                                                                         15259                                13777
                                                                         15673                                14111
                                                                         15779                                14034
                                                                         16349                                14513
                                                                         17170                                14938
                                                                         17668                                15358
                                                                         17723                                15483
                                                                         17542                                15603
                                                                         18139                                16129
                                                                         18660                                16831
                                                                         19429                                17189
6/07                                                                     19614                                17237

    --- INTERNATIONAL GROWTH IA               --- MSCI EAFE GROWTH INDEX
        $10,000 starting value                    $10,000 starting value
        $19,614 ending value                      $17,237 ending value

MSCI EAFE GROWTH INDEX -- The Morgan Stanley Capital International Europe, Australasia and Far East Growth Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance (excluding the United States and Canada) of growth securities with the MSCI EAFE Index.

You cannot invest directly in the index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

AVERAGE ANNUAL RETURNS(2) (as of 6/30/07)

                                                      SINCE
                          YTD*    1 YEAR   5 YEAR   INCEPTION
------------------------------------------------------------------
International Growth IA  11.01%   27.88%   18.46%    11.54%
------------------------------------------------------------------
International Growth IB  10.87%   27.56%   18.17%    11.27%
------------------------------------------------------------------
MSCI EAFE Growth Index   12.24%   25.71%   15.75%     9.23%
------------------------------------------------------------------

* Year to date returns ("YTD") are not annualized.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1) Growth of a $10,000 investment in Class IB shares will vary from the results seen on this page due to differences in the expense charged to this share class.
(2) Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.

The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund's performance.

PORTFOLIO MANAGER

ANDREW S. OFFIT, CPA        JEAN-MARC BERTEAUX          MATTHEW D. HUDSON, CFA
Senior Vice President,      Senior Vice President,      Vice President
Partner                     Partner

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

The Class IA shares of Hartford International Growth HLS Fund returned 11.01% for the six-month period ended June 30, 2007, underperforming its benchmark, the MSCI EAFE Growth Index, which returned 12.24% for the same period. The Fund underperformed the 11.19% return of the average fund in the Lipper International Growth VA-UF Average Funds peer group, a group of funds with investment strategies similar to those of the Fund.

WHY DID THE FUND PERFORM THIS WAY?

Global equity markets performed well during the six-month period, bolstered by strong corporate earnings growth and healthy merger and acquisition activity across many industries. While all sectors within the MSCI EAFE Growth Index advanced, Materials, Industrials, and Energy were the strongest performing areas of the market. Health Care, Financials, and Telecommunication Services posted positive returns but lagged other sectors.

Both stock selection and sector allocation decisions detracted from relative (i.e. performance of the Fund as measured against the benchmark) performance during the first half of the year, although the Fund's performance versus its benchmark improved during the latter portion of the period. Strong picks in the Information Technology, Health Care and Materials sectors were more than offset by poor security selection in Consumer Staples, Consumer Discretionary, and Industrials. An underweight (i.e. the Fund's sector position was less than the benchmark position) to Materials, the best performing sector, hurt performance as did an overweight (i.e. the Fund's sector position was greater than the benchmark position) to Information Technology.

On both a relative and absolute (i.e. total return) basis, Wacker Chemie, Research in Motion and Elan were the three biggest contributors to performance. Wacker Chemie, a German maker of chemicals and silicon wafers, experienced significant growth in profits driven by robust sales growth in the company's wafer and polymers units. Prior year expansion of production facilities has allowed the company to meet strong customer demand. Research In Motion reported earnings well ahead of consensus expectations on stronger-than-expected sales of its Blackberry wireless e-mail device. Shares of Dublin-based biotechnology company Elan gained on investor optimism for promising drugs, including Bapineuzumab, a new antibody drug for treating Alzheimer's disease. We continue to hold all three stocks in the Fund.

Among the top detractors on both a relative and absolute basis were Japanese online retailer and brokerage firm Rakuten (Retailing) and Vallourec (Capital Goods). First quarter results for Rakuten were below expectations due to margin pressure resulting from rising expenses. The brokerage and credit business segments

--------------------------------------------------------------------------------

also performed below expectations, and we eliminated the position. Vallourec, a French maker of seamless steel tubes used in the oil and gas industries, struggled during the first quarter due to decelerating earnings growth and lighter profit margins. Relative returns also suffered as the Fund did not own a position in materials company BHP Billiton. Japanese semiconductor firm Elpedia Memory was a top detractor from absolute returns. The company's shares tumbled on concerns that the market for its memory chips could contract.

WHAT IS THE OUTLOOK?

Fund positioning at both the sector and country level is the result of our bottom-up stock selection process. Based on these stock-by-stock decisions, Information Technology, Consumer Discretionary, and Industrials were the largest weights relative to the MSCI EAFE Growth Index. Within Information Technology, we increased exposure to select hardware stocks where we see prospects for continued above market growth. We also added exposure to semiconductor capital equipment makers, who should benefit from bit growth driven by rapid adoption of memory intensive devices. Materials, Financials, and Health Care were our largest underweight positions at the end of the period. Within Financials, we believe deteriorating credit quality, slowing loan growth and tight net interest margins are creating a headwind, especially for banks. During the period, we reduced exposure to food and beverage companies, both producers and retailers, as we believe that increased input costs are likely to pressure volume growth, and consequently, opportunity for margin expansion.

DIVERSIFICATION BY COUNTRY
as of June 30, 2007

                                                      PERCENTAGE OF
COUNTRY                                                NET ASSETS
-------------------------------------------------------------------
Australia                                                   0.8%
-------------------------------------------------------------------
Brazil                                                      1.4
-------------------------------------------------------------------
Canada                                                      6.5
-------------------------------------------------------------------
China                                                       3.5
-------------------------------------------------------------------
Denmark                                                     1.9
-------------------------------------------------------------------
Finland                                                     3.4
-------------------------------------------------------------------
France                                                      8.9
-------------------------------------------------------------------
Germany                                                    17.0
-------------------------------------------------------------------
Greece                                                      0.7
-------------------------------------------------------------------
Hong Kong                                                   0.7
-------------------------------------------------------------------
Ireland                                                     2.9
-------------------------------------------------------------------
Italy                                                       1.5
-------------------------------------------------------------------
Japan                                                       9.7
-------------------------------------------------------------------
Luxembourg                                                  1.0
-------------------------------------------------------------------
Mexico                                                      1.0
-------------------------------------------------------------------
Netherlands                                                 2.8
-------------------------------------------------------------------
Norway                                                      1.3
-------------------------------------------------------------------
South Korea                                                 4.7
-------------------------------------------------------------------
Spain                                                       2.1
-------------------------------------------------------------------
Sweden                                                      1.7
-------------------------------------------------------------------
Switzerland                                                 5.7
-------------------------------------------------------------------
Taiwan                                                      1.5
-------------------------------------------------------------------
United Kingdom                                             16.5
-------------------------------------------------------------------
Short-Term Investments                                     18.0
-------------------------------------------------------------------
Other Assets and Liabilities                              (15.2)
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

DIVERSIFICATION BY INDUSTRY
as of June 30, 2007

                                                      PERCENTAGE OF
INDUSTRY                                               NET ASSETS
-------------------------------------------------------------------
Basic Materials                                            12.3%
-------------------------------------------------------------------
Capital Goods                                               6.4
-------------------------------------------------------------------
Consumer Cyclical                                          16.9
-------------------------------------------------------------------
Consumer Staples                                            7.2
-------------------------------------------------------------------
Energy                                                      1.5
-------------------------------------------------------------------
Finance                                                    10.5
-------------------------------------------------------------------
Health Care                                                 7.1
-------------------------------------------------------------------
Services                                                    0.9
-------------------------------------------------------------------
Technology                                                 26.5
-------------------------------------------------------------------
Transportation                                              1.9
-------------------------------------------------------------------
Utilities                                                   6.0
-------------------------------------------------------------------
Short-Term Investments                                     18.0
-------------------------------------------------------------------
Other Assets and Liabilities                              (15.2)
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

Hartford International Opportunities HLS Fund inception 7/2/1990
(subadvised by Wellington Management Company, LLP)

PERFORMANCE OVERVIEW 6/30/97 - 6/30/07
Growth of a $10,000 investment(1)

(LINE GRAPH)

                                                               INTERNATIONAL OPPORTUNITIES IA       MSCI AC WORLD EX US INDEX
                                                               ------------------------------       -------------------------
6/97                                                                       10000                              10000
                                                                           10296                              10202
                                                                            9539                               9400
                                                                           10059                               9908
                                                                            9298                               9065
                                                                            9151                               8951
                                                                            9099                               9054
                                                                            9205                               9325
                                                                            9828                               9947
                                                                           10296                              10291
                                                                           10533                              10365
                                                                           10604                              10177
6/98                                                                       10622                              10139
                                                                           10734                              10235
                                                                            9170                               8792
                                                                            8818                               8606
                                                                            9464                               9507
                                                                           10014                              10018
                                                                           10297                              10363
                                                                           10594                              10352
                                                                           10339                              10120
                                                                           10929                              10609
                                                                           11346                              11140
                                                                           10876                              10616
6/99                                                                       11409                              11104
                                                                           11702                              11365
                                                                           11719                              11404
                                                                           11788                              11481
                                                                           12183                              11909
                                                                           12881                              12385
                                                                           14401                              13566
                                                                           13592                              12830
                                                                           14579                              13177
                                                                           14446                              13672
                                                                           13649                              12909
                                                                           13077                              12579
6/00                                                                       13586                              13115
                                                                           13167                              12597
                                                                           13346                              12753
                                                                           12655                              12045
                                                                           12048                              11662
                                                                           11504                              11139
                                                                           11938                              11520
                                                                           12009                              11692
                                                                           11047                              10767
                                                                           10262                              10006
                                                                           11030                              10686
                                                                           10603                              10391
6/01                                                                       10265                               9993
                                                                           10041                               9770
                                                                            9762                               9528
                                                                            8732                               8517
                                                                            8965                               8755
                                                                            9498                               9156
                                                                            9702                               9274
                                                                            9267                               8877
                                                                            9295                               8941
                                                                            9813                               9463
                                                                            9768                               9488
                                                                            9887                               9591
6/02                                                                        9453                               9177
                                                                            8493                               8282
                                                                            8395                               8283
                                                                            7401                               7405
                                                                            7950                               7802
                                                                            8324                               8177
                                                                            7962                               7913
                                                                            7612                               7635
                                                                            7392                               7480
                                                                            7242                               7335
                                                                            7907                               8042
                                                                            8362                               8554
6/03                                                                        8498                               8791
                                                                            8746                               9025
                                                                            9068                               9294
                                                                            9144                               9554
                                                                            9690                              10173
                                                                            9890                              10395
                                                                           10597                              11189
                                                                           10730                              11369
                                                                           10983                              11658
                                                                           11059                              11729
                                                                           10759                              11365
                                                                           10836                              11390
6/04                                                                       11107                              11648
                                                                           10603                              11308
                                                                           10620                              11399
                                                                           10940                              11765
                                                                           11349                              12175
                                                                           12047                              13020
                                                                           12513                              13579
                                                                           12295                              13345
                                                                           12655                              14003
                                                                           12360                              13623
                                                                           12141                              13287
                                                                           12204                              13371
6/05                                                                       12447                              13622
                                                                           13061                              14125
                                                                           13415                              14486
                                                                           13893                              15234
                                                                           13345                              14679
                                                                           13630                              15172
                                                                           14343                              15902
                                                                           15358                              17011
                                                                           15078                              16962
                                                                           15589                              17455
                                                                           16465                              18355
                                                                           15740                              17509
6/06                                                                       15675                              17491
                                                                           15731                              17670
                                                                           16137                              18171
                                                                           15980                              18183
                                                                           16593                              18923
                                                                           17232                              19610
                                                                           17851                              20221
                                                                           18087                              20297
                                                                           17923                              20421
                                                                           18345                              20996
                                                                           19074                              21970
                                                                           19651                              22572
6/07                                                                       19828                              22764

    --- INTERNATIONAL OPPORTUNITIES IA        --- MSCI ALL COUNTRY WORLD EX US INDEX
        $10,000 starting value                    $10,000 starting value
        $19,828 ending value                      $22,764 ending value

MSCI ALL COUNTRY WORLD EX US INDEX is a broad based, unmanaged, market capitalization weighted, total return index that measures the performance of both developed and emerging stock markets, excluding the United States. The index is calculated to companies and share classes which cannot be freely purchased by foreigners.

You cannot invest directly in the index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

AVERAGE ANNUAL RETURNS(2) (as of 6/30/07)

                                  YTD*   1 YEAR  5 YEAR  10 YEAR
---------------------------------------------------------------------
International Opportunities IA   11.08%  26.50%  15.97%    7.08%
---------------------------------------------------------------------
International Opportunities
 IB(3)                           10.94%  26.18%  15.68%    6.85%
---------------------------------------------------------------------
MSCI All Country World ex US
 Index                           12.58%  30.15%  19.93%    8.57%
---------------------------------------------------------------------

 * Year to date returns ("YTD") are not annualized.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1) Growth of a $10,000 investment in Class IB shares will vary from the results seen on this page due to differences in the expense charged to this share class.
(2) Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.
(3) Class IB shares commenced on April 1, 1998. Class IB share performance prior to that date reflects Class IA share performance adjusted to reflect the 12b-1 fee of 0.25% applicable to Class IB shares. The performance after such date reflects actual Class IB share performance.

The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund's performance.

PORTFOLIO MANAGER

NICOLAS M. CHOUMENKOVITCH
Vice President

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

The Class IA shares of Hartford International Opportunities HLS Fund returned 11.08% for the six-month period ended June 30, 2007, underperforming its benchmark, MSCI All Country World ex US Index, which returned 12.58% for the same period. The Fund outperformed the 10.65% return of the average fund in the Lipper International Core Funds VA-UF Average Funds peer group, a group of funds with investment strategies similar to those of the Fund.

WHY DID THE FUND PERFORM THIS WAY?

International equities, as measured by the MSCI All Country World ex US Index, advanced during the six-month period, led by the Materials, Industrials and Energy sectors. Health Care, Financials, and Information Technology were the weakest areas of the market. Regionally, North America, the Pacific ex-Japan, and Emerging Markets were the strongest markets, while Japan lagged.

The Fund underperformed its benchmark as favorable stock selection within Financials and Consumer Discretionary was more than offset by weak stock selection in Information Technology, Consumer Staples, and Telecommunication Services. In addition, the Fund's performance was negatively impacted by sector exposures, including an underweight (i.e. the Fund's sector position was less than the benchmark position) allocation to the strong performing Materials sector, and overweights (i.e. the Fund's sector position was greater than the benchmark position) to the weaker Information Technology and Consumer Discretionary sectors. Regionally, underweight to stocks in Japan and the U.K., as well as an overweight allocation to North America were additive to relative (i.e. performance of the Fund as measured against the benchmark) performance. Stock selection was strongest within the U.K. and North America (primarily Canada).

Relative to the benchmark, leading detractors were Soitec (Semiconductors & Semiconductor Equipment), Melco PBL Entertainment (Consumer Services), and Nortel Networks (Technology Hardware). We sold Soitec's shares due to concerns that business trends were softer than expected. Soitec's main customer, Advanced Micro Devices (AMD), continues to experience difficult near-term prospects. Melco was affected by continued concerns over competitive pressures in Macau, which brought down the Macau gaming sector. Nortel, the large Canadian phone equipment manufacturer, tumbled on news that it would have to delay the filing of its 2006 annual report and restate prior years' financial results. However, we believe that

--------------------------------------------------------------------------------

Nortel's new management team will be successful in significantly cutting costs and driving profitability higher.

The leading contributors to benchmark-relative performance were Cia Vale do Rio Doce (Materials), Research in Motion (Technology Hardware), and Hong Kong Exchanges (Diversified Financials). Cia Vale do Rio Doce benefited from tight iron ore markets and the successful refinancing of debt associated with the acquisition of Inco. We trimmed our position but continue to expect the firm to surprise on the upside in light of rising Chinese iron ore demand. Research in Motion reported earnings well ahead of consensus expectations on stronger-than-expected sales of its Blackberry wireless e-mail device. Hong Kong Exchanges has seen strong performance due to investors' positive sentiment towards the Chinese market.

WHAT IS THE OUTLOOK?

At the regional level, we are overweight Europe ex-U.K., where we expect the economy and profit cycle to remain strong, driven by positive trends in global growth. In Germany, we see compelling restructuring themes within Industrials and Auto sectors, and expect valuation multiples to continue to expand. We are underweight Japan, where we are concerned about long-term secular growth trends, though we continue to look for opportunities on a name by name basis.

We have a positive long term view on China, where we expect growth to continue to surprise positively. Within Emerging Markets, we look for companies with leading market share and top management teams to execute on growth strategies. Our holding in China Merchant Bank is such an example.

At the sector level, we increased exposure to capital goods, particularly companies with broad geographic reach who are benefiting from rapid infrastructure growth in international markets, primarily in Asia. The Portfolio is overweight Information Technology, where we see compelling values in top brands, market share gainers, and leading technologies with a defensible intellectual property position. Within Financials, we have limited exposure to banks, as peaking credit quality, slow loan growth, and tight net interest margins continue to create headwinds, and instead favor asset managers and exchanges.

At a meeting held on May 8-9, 2007, the Board of Directors of Hartford HLS Series Fund II, Inc. unanimously approved on behalf of Hartford International Stock HLS Fund (the "Acquired Fund"), and the Board of Directors of Hartford Series Fund, Inc. unanimously approved on behalf of Hartford International Opportunities HLS Fund (the "Acquiring Fund"), the reorganization of the Acquired Fund with and into the Acquiring Fund. The Board of Directors of HLS Series Fund II, Inc. has called for a Special Meeting of Shareholders of the Acquired Fund to be held on or about September 25, 2007, for the purpose of seeking the approval of the reorganization.

DIVERSIFICATION BY INDUSTRY
as of June 30, 2007

                                                      PERCENTAGE OF
INDUSTRY                                               NET ASSETS
-------------------------------------------------------------------
Basic Materials                                            12.9%
-------------------------------------------------------------------
Capital Goods                                               2.5
-------------------------------------------------------------------
Consumer Cyclical                                          10.1
-------------------------------------------------------------------
Consumer Staples                                            8.1
-------------------------------------------------------------------
Energy                                                      7.7
-------------------------------------------------------------------
Finance                                                    22.6
-------------------------------------------------------------------
Health Care                                                 4.8
-------------------------------------------------------------------
Services                                                    1.7
-------------------------------------------------------------------
Technology                                                 18.7
-------------------------------------------------------------------
Transportation                                              4.9
-------------------------------------------------------------------
Utilities                                                   2.9
-------------------------------------------------------------------
Short-Term Investments                                     27.2
-------------------------------------------------------------------
Other Assets and Liabilities                              (24.1)
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

DIVERSIFICATION BY COUNTRY
as of June 30, 2007

                                                      PERCENTAGE OF
COUNTRY                                                NET ASSETS
-------------------------------------------------------------------
Australia                                                   0.9%
-------------------------------------------------------------------
Belgium                                                     0.5
-------------------------------------------------------------------
Brazil                                                      3.5
-------------------------------------------------------------------
Canada                                                      8.4
-------------------------------------------------------------------
China                                                       3.6
-------------------------------------------------------------------
Egypt                                                       1.4
-------------------------------------------------------------------
Finland                                                     2.2
-------------------------------------------------------------------
France                                                      6.4
-------------------------------------------------------------------
Germany                                                     9.2
-------------------------------------------------------------------
Greece                                                      0.6
-------------------------------------------------------------------
Hong Kong                                                   6.4
-------------------------------------------------------------------
Ireland                                                     1.7
-------------------------------------------------------------------
Italy                                                       6.3
-------------------------------------------------------------------
Japan                                                      12.8
-------------------------------------------------------------------
Luxembourg                                                  1.0
-------------------------------------------------------------------
Mexico                                                      0.9
-------------------------------------------------------------------
Netherlands                                                 5.6
-------------------------------------------------------------------
Norway                                                      1.4
-------------------------------------------------------------------
Russia                                                      3.5
-------------------------------------------------------------------
Singapore                                                   0.5
-------------------------------------------------------------------
South Africa                                                1.2
-------------------------------------------------------------------
South Korea                                                 0.6
-------------------------------------------------------------------
Spain                                                       1.2
-------------------------------------------------------------------
Sweden                                                      0.9
-------------------------------------------------------------------
Switzerland                                                 5.1
-------------------------------------------------------------------
Turkey                                                      0.5
-------------------------------------------------------------------
United Kingdom                                             10.0
-------------------------------------------------------------------
United States                                               0.6
-------------------------------------------------------------------
Short-Term Investments                                     27.2
-------------------------------------------------------------------
Other Assets and Liabilities                              (24.1)
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

Hartford International Small Company HLS Fund inception 4/30/2001
(subadvised by Wellington Management Company, LLP)

PERFORMANCE OVERVIEW 4/30/01 - 6/30/07
Growth of a $10,000 investment(1)

(LINE GRAPH)

                                                                                                  S&P/CITIGROUP EXTENEDED MARKET
                                                               INTERNATIONAL SMALL COMPAY IA            EURO-PACIFIC INDEX
                                                               -----------------------------      ------------------------------
4/01                                                                       10000                              10000
                                                                           10356                              10051
6/01                                                                        9781                               9730
                                                                            9610                               9365
                                                                            9631                               9388
                                                                            8374                               8233
                                                                            8926                               8554
                                                                            9559                               8875
                                                                            9402                               8758
                                                                            9241                               8585
                                                                            9229                               8792
                                                                            9643                               9305
                                                                           10043                               9565
                                                                           10328                               9980
6/02                                                                       10222                               9671
                                                                            9621                               9000
                                                                            9384                               8917
                                                                            8412                               8188
                                                                            8487                               8117
                                                                            8750                               8408
                                                                            8924                               8345
                                                                            8673                               8223
                                                                            8635                               8207
                                                                            8611                               8157
                                                                            9629                               8834
                                                                           10403                               9576
6/03                                                                       10562                              10030
                                                                           11039                              10357
                                                                           11564                              11015
                                                                           12315                              11642
                                                                           13064                              12443
                                                                           13114                              12432
                                                                           13719                              13194
                                                                           14045                              13691
                                                                           14379                              14117
                                                                           14948                              14484
                                                                           14691                              14113
                                                                           14417                              14116
6/04                                                                       14859                              14613
                                                                           14046                              14028
                                                                           13932                              14139
                                                                           14133                              14562
                                                                           14638                              15016
                                                                           15433                              16191
                                                                           16047                              16992
                                                                           16470                              17232
                                                                           16891                              18014
                                                                           16425                              17637
                                                                           15922                              17128
                                                                           16041                              17210
6/05                                                                       16444                              17537
                                                                           17108                              18172
                                                                           17463                              18693
                                                                           17910                              19398
                                                                           17461                              18832
                                                                           17823                              19517
                                                                           19031                              20747
                                                                           20478                              22263
                                                                           20477                              22281
                                                                           21331                              23268
                                                                           22397                              24427
                                                                           21411                              23296
6/06                                                                       21074                              23016
                                                                           21251                              22832
                                                                           21885                              23586
                                                                           22168                              23916
                                                                           22760                              24896
                                                                           23782                              26067
                                                                           24614                              27057
                                                                           25033                              27382
                                                                           25233                              27765
                                                                           26180                              28848
                                                                           27082                              30146
                                                                           27919                              30689
6/07                                                                       27595                              30382

    --- INTERNATIONAL SMALL COMPANY IA         --- S&P/CITIGROUP EXTENDED MARKET
        $10,000 starting value                     EURO-PACIFIC INDEX
        $27,595 ending value                       $10,000 starting value
                                                   $30,382 ending value

S&P/CITIGROUP EXTENDED MARKET EURO-PACIFIC INDEX is a global equity index comprised of the smallest 20% of each country's market capitalization in the S&P/Citigroup Broad Market Global Index. (The S&P/Citigroup Broad Market Global Index captures all companies in developed and emerging markets with free float market capitalization of at least $100 million as of the annual index reconstitution.) All developed countries are included except the United States and Canada.

You cannot invest directly in the index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

AVERAGE ANNUAL RETURNS(2) (as of 6/30/07)

                                                    SINCE
                        YTD*    1 YEAR   5 YEAR   INCEPTION
----------------------------------------------------------------
International Small
  Company IA           12.11%   30.95%   21.97%    17.88%
----------------------------------------------------------------
International Small
  Company IB           11.97%   30.62%   21.67%    17.60%
----------------------------------------------------------------
S&P/Citigroup
  Extended Market
  Euro-Pacific Index   12.29%   32.00%   25.73%    19.74%
----------------------------------------------------------------

 * Year to date returns ("YTD") are not annualized.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1) Growth of a $10,000 investment in Class IB shares will vary from the results seen on this page due to differences in the expense charged to this share class.
(2) Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.

The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund's performance.

PORTFOLIO MANAGERS

SIMON H. THOMAS                                                 DANIEL MAGUIRE, CFA
Vice President                                                  Assistant Vice President,
                                                                Equity Research Analyst

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

The Class IA shares of Hartford International Small Company HLS Fund returned 12.11% for the six-month period ended June 30, 2007, underperforming its benchmark, S&P/Citigroup Extended Market Euro-Pacific Index, which returned 12.29% for the same period. The Fund outperformed the 10.65% return of the average fund in the Lipper International Core VP-UF peer group, a group of funds with investment strategies similar to those of the Fund.

WHY DID THE FUND PERFORM THIS WAY?

Global equity markets rose during the period, bolstered by better-than-expected earnings news and continued healthy merger and acquisition activity. Within the S&P/Citigroup Extended Market Euro-Pacific Index, all ten sectors posted gains led by Industrials, Materials, and Energy, while Consumer Staples and Financials lagged. All major regions posted strong positive returns except Japan, which was up only modestly. Emerging markets notched the highest returns, followed by non-Japanese Asian stocks.

The Fund advanced in absolute (i.e. total return) terms during the six-month period, but modestly trailed the benchmark. Strong stock selection in the Industrials and Consumer Discretionary sectors was more than offset by weak stock selection in Information Technology, Financials, and Materials.

SOITEC (-39%), Shionogi (-17%), and Union Tool (-18%) were the leading detractors from the Fund's performance on an absolute and relative (i.e. performance of the Fund as measured against the benchmark) basis. SOITEC, a French licensor of technology used to manufacture micro semiconductors, saw its shares decline on concerns that weak Playstation 3 console sales of customer Sony could hurt revenues. We believe the company's long-term growth potential remains strong. Japanese drug development company Shionogi cut its operating profit estimates, citing a tough market for antibiotics and a mild flu season. Shares in Industrials company Union Tool, a Japanese supplier of micro-thin drill bits, fell as sales and earnings came in below analyst expectations.

Top absolute and relative contributors came from a variety of industries and countries. Shares of Japan Steel Works (+100%) rose on strong demand for its highly-profitable energy-related components. The company has a leading market share in a key component of nuclear and conventional power plants. Outotec

--------------------------------------------------------------------------------

(+90%), a developer of plants tailored to the minerals and metals processing industries, is benefiting from energy efficient models and a worldwide upgrade of outdated technology. Lupatech (+56%), a provider of flow control equipment to the oil and gas industry and components to automotive companies, saw its shares rise on continued strong operating results. The company has a close relationship with Petrobras, the national oil company of Brazil. German steel products and services company Salzgitter (+47%), a top absolute contributor, experienced rising demand for rolled steel and tube products, which helped propel revenues, profits, and the company's shares higher. We eliminated our position after significant price appreciation.

The Fund's sector positioning, a fallout of bottom-up stock selection, was additive to the benchmark's relative returns during the period, largely due to an overweight (i.e. the Fund's sector position was greater than the benchmark position) to surging Industrials stocks. Partially offsetting this was an underweight (i.e. the Fund's sector position was less than the benchmark position) to Materials stocks, which also rose sharply.

WHAT IS THE OUTLOOK?

The Fund continues to maintain exposure to higher quality names, with a bias toward attractively valued, cash-generative companies with solid balance sheets. We continue to see good opportunities in Retailing and Capital Goods, as well as in Transportation, where we recently added to our positions.

Europe has shown continued market strength, in particular within Industrials and Capital Goods. We have taken profits in some of these areas and reinvested in other more attractive opportunities.

We are beginning to note some hopeful signals of normalization in the Japanese economy, and are focusing on companies where management is becoming more shareholder friendly, concentrating on earnings accretion and shedding underperforming assets. Export-intensive sectors of the economy should continue to benefit from significant exposure to the expanding Chinese and Russian markets.

Within Emerging Markets, while many stocks can receive support from broad-based momentum and more near-term considerations, we continue to focus on higher quality stock-specific opportunities that we expect to outperform over the long run.

Based on individual stock decisions, the Fund ended the period overweight the Industrials, Health Care, and Energy sectors, offset by below benchmark exposure in the Consumer Discretionary, Information Technology, and Materials sectors.

DIVERSIFICATION BY INDUSTRY
as of June 30, 2007

                                                      PERCENTAGE OF
INDUSTRY                                               NET ASSETS
-------------------------------------------------------------------
Basic Materials                                            16.4%
-------------------------------------------------------------------
Capital Goods                                               9.1
-------------------------------------------------------------------
Consumer Cyclical                                          13.3
-------------------------------------------------------------------
Consumer Staples                                            1.2
-------------------------------------------------------------------
Energy                                                      1.5
-------------------------------------------------------------------
Finance                                                    20.8
-------------------------------------------------------------------
Health Care                                                11.8
-------------------------------------------------------------------
Services                                                    7.3
-------------------------------------------------------------------
Technology                                                  9.6
-------------------------------------------------------------------
Transportation                                              5.6
-------------------------------------------------------------------
Utilities                                                   2.7
-------------------------------------------------------------------
Short-Term Investments                                     23.2
-------------------------------------------------------------------
Other Assets and Liabilities                              (22.5)
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

DIVERSIFICATION BY COUNTRY
as of June 30, 2007

                                                      PERCENTAGE OF
COUNTRY                                                NET ASSETS
-------------------------------------------------------------------
Australia                                                   9.3%
-------------------------------------------------------------------
Belgium                                                     3.1
-------------------------------------------------------------------
Brazil                                                      2.4
-------------------------------------------------------------------
Denmark                                                     1.7
-------------------------------------------------------------------
Finland                                                     1.0
-------------------------------------------------------------------
France                                                      8.0
-------------------------------------------------------------------
Germany                                                     8.6
-------------------------------------------------------------------
Greece                                                      0.7
-------------------------------------------------------------------
Hong Kong                                                   2.7
-------------------------------------------------------------------
Ireland                                                     0.5
-------------------------------------------------------------------
Italy                                                       5.6
-------------------------------------------------------------------
Japan                                                      22.7
-------------------------------------------------------------------
Liechtenstein                                               1.1
-------------------------------------------------------------------
Malaysia                                                    0.5
-------------------------------------------------------------------
Mexico                                                      0.9
-------------------------------------------------------------------
Netherlands                                                 3.9
-------------------------------------------------------------------
Norway                                                      0.7
-------------------------------------------------------------------
Portugal                                                    0.8
-------------------------------------------------------------------
Singapore                                                   1.0
-------------------------------------------------------------------
South Korea                                                 3.6
-------------------------------------------------------------------
Spain                                                       1.2
-------------------------------------------------------------------
Sweden                                                      3.0
-------------------------------------------------------------------
Switzerland                                                 2.5
-------------------------------------------------------------------
Turkey                                                      0.5
-------------------------------------------------------------------
United Kingdom                                             12.7
-------------------------------------------------------------------
United States                                               0.6
-------------------------------------------------------------------
Short-Term Investments                                     23.2
-------------------------------------------------------------------
Other Assets and Liabilities                              (22.5)
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

Hartford International Stock HLS Fund  inception 1/3/1995
(subadvised by Lazard Asset Management, LLC)

PERFORMANCE OVERVIEW 6/30/97 - 6/30/07
Growth of a $10,000 investment

(LINE GRAPH)

                                                                   INTERNATIONAL STOCK IA                MSCI EAFE INDEX
                                                                   ----------------------                ---------------
6/97                                                                       10000                              10000
                                                                           10216                              10164
                                                                            9595                               9407
                                                                           10393                               9936
                                                                            9751                               9174
                                                                            9814                               9083
                                                                            9944                               9164
                                                                           10184                               9586
                                                                           10752                              10203
                                                                           11388                              10519
                                                                           11613                              10605
                                                                           11894                              10556
6/98                                                                       11789                              10638
                                                                           11980                              10748
                                                                           10336                               9419
                                                                            9794                               9133
                                                                           10539                              10087
                                                                           11193                              10607
                                                                           11582                              11028
                                                                           11468                              10998
                                                                           11212                              10738
                                                                           11620                              11189
                                                                           12170                              11645
                                                                           11768                              11048
6/99                                                                       12224                              11481
                                                                           12653                              11825
                                                                           12910                              11871
                                                                           12919                              11993
                                                                           13148                              12445
                                                                           13416                              12880
                                                                           14361                              14038
                                                                           13337                              13149
                                                                           13351                              13505
                                                                           13971                              14031
                                                                           13435                              13295
                                                                           13258                              12973
6/00                                                                       13815                              13484
                                                                           13473                              12921
                                                                           13516                              13036
                                                                           12932                              12404
                                                                           12766                              12113
                                                                           12477                              11661
                                                                           12956                              12079
                                                                           12881                              12073
                                                                           12186                              11169
                                                                           11263                              10429
                                                                           11853                              11161
                                                                           11583                              10776
6/01                                                                       11195                              10339
                                                                           10774                              10152
                                                                           10626                               9897
                                                                            9400                               8896
                                                                            9526                               9124
                                                                            9783                               9461
                                                                            9824                               9517
                                                                            9373                               9012
                                                                            9541                               9076
                                                                           10188                               9616
                                                                           10213                               9641
                                                                           10377                               9772
6/02                                                                       10019                               9387
                                                                            9027                               8461
                                                                            9135                               8444
                                                                            8288                               7539
                                                                            8819                               7945
                                                                            9074                               8307
                                                                            8868                               8028
                                                                            8404                               7693
                                                                            8353                               7517
                                                                            8308                               7375
                                                                            9017                               8107
                                                                            9505                               8606
6/03                                                                        9605                               8819
                                                                            9661                               9033
                                                                            9828                               9253
                                                                           10039                               9540
                                                                           10557                              10135
                                                                           10845                              10362
                                                                           11529                              11172
                                                                           11712                              11331
                                                                           11916                              11595
                                                                           11810                              11664
                                                                           11456                              11410
                                                                           11485                              11445
6/04                                                                       11684                              11716
                                                                           11267                              11337
                                                                           11411                              11390
                                                                           11772                              11689
                                                                           12120                              12088
                                                                           12807                              12917
                                                                           13294                              13485
                                                                           13005                              13238
                                                                           13505                              13813
                                                                           13158                              13472
                                                                           12828                              13170
                                                                           12805                              13190
6/05                                                                       12924                              13371
                                                                           13279                              13781
                                                                           13722                              14133
                                                                           14253                              14766
                                                                           13893                              14336
                                                                           14106                              14690
                                                                           14809                              15375
                                                                           15668                              16320
                                                                           15592                              16286
                                                                           16155                              16831
                                                                           16832                              17647
                                                                           16225                              16983
6/06                                                                       16132                              16989
                                                                           16253                              17160
                                                                           16641                              17636
                                                                           16647                              17667
                                                                           17242                              18355
                                                                           17682                              18909
                                                                           18137                              19504
                                                                           18286                              19637
                                                                           18134                              19799
                                                                           18514                              20313
                                                                           19151                              21233
                                                                           19628                              21634
6/07                                                                       19432                              21667

    --- INTERNATIONAL STOCK IA                 --- MSCI EAFE INDEX
        $10,000 starting value                     $10,000 starting value
        $19,432 ending value                       $21,667 ending value

MSCI EAFE INDEX -- THE MORGAN STANLEY CAPITAL INTERNATIONAL EUROPE, AUSTRALASIA AND FAR EAST INDEX is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the United States and Canada.

You cannot invest directly in the index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

AVERAGE ANNUAL RETURNS(1) (as of 6/30/07)

                         YTD*    1 YEAR   5 YEAR   10 YEAR
---------------------------------------------------------------
International Stock IA   7.14%   20.45%   14.17%    6.87%
---------------------------------------------------------------
MSCI EAFE Index         11.09%   27.54%   18.21%    8.04%
---------------------------------------------------------------

* Year to date returns ("YTD") are not annualized.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1) Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.

The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund's performance.

PORTFOLIO MANAGERS

JOHN R. REINSBERG               MICHAEL A. BENNETT      MICHAEL G. FRY
Deputy Chairman, International  Managing Director       Managing Director
and Global Products

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

The Class IA shares of Hartford International Stock HLS Fund returned 7.14% on a net basis for the six months ended June 30, 2007, underperforming its benchmark, the MSCI EAFE Index, which returned 11.09%. The Fund underperformed the 11.46% return of the average fund in the Lipper International Large Core Funds peer group, a group of funds with investment strategies similar to those of the Fund.

WHY DID THE FUND PERFORM THIS WAY?

The multi-year bull market that began in 2003 continued into 2007, fueled by the combination of moderating economic growth, solid corporate profits, and strong mergers and acquisitions activity. However, there has been volatility, including a sharp selloff that began two days before the end of February, driving indices to modest losses. While there was no obvious trigger for the selloff, some analysts pointed to a sharp decline in Chinese shares. Others blamed the rally on the Japanese yen, which implied that speculators were reversing the "carry trade" (i.e. investors sell a certain currency with a relatively low interest rate and use the funds to purchase a different currency yielding a higher interest rate). However, stocks recovered much of these losses in March. Equity markets proved to be resilient in April and May, rising steadily and ending the first two months of the second quarter with strong gains. Stocks performed well through May, ignoring a sharp rise in government bond yields as earnings reports continued to exceed investors' expectations. Merger activity provided a further boost to stocks. However, stocks experienced increased volatility in June, as the rise in interest rates accelerated and investors became increasingly cautious following news of potential hedge fund losses in the U.S. subprime mortgage market. From a sector perspective, cyclical sectors, such as Materials, Industrials, and Energy, performed well as economic growth was resilient. Conversely, more economically defensive groups, such as Health Care and Utilities lagged. Financials were among the worst-performing groups, as uncertainty surrounding the scope of the recent rise in subprime loan defaults weighed on the sector. Regionally, European stocks outperformed, driven by strength in the European economy. Asian markets outside of Japan also performed well, while Japanese stocks lagged significantly amid concerns about the country's economic recovery.

For the year-to-date, stock selection in the Consumer Discretionary sector benefited performance, as shares of DaimlerChrysler rallied after the company sold a majority interest in its less-profitable Chrysler division to a private-equity firm. In addition, shares of Adidas rose, based on positive results from the company's restructuring efforts. Shares of Japanese retailer Yamada Denki also posted solid gains. Stock selection and an overweight (i.e. the Fund's sector position was greater than the benchmark position) position in consumer staples aided returns, as this sector benefited from merger and acquisition activity and private-equity interest in the group's strong cash generation. Holdings in companies that are focusing on improving profitability and enhancing shareholder value, such as InBev and Unilever, were particularly good performers. Shares of

--------------------------------------------------------------------------------

Reckitt Benckiser also performed well. The integration of the business that the company acquired from Boots is proceeding well and the innovation pipeline continues to be robust. British American Tobacco and Imperial Tobacco also rose amid consolidation in the Global Tobacco sector. Returns were also bolstered by stock selection in Telecom Services, driven by gains in Turkcell and Vodafone. Vodafone rose after investors pressured the company to leverage its balance sheet and increase returns to shareholders in the form of dividends and share buybacks. These positives were offset by an underweight (i.e. the Fund's sector position was less than the benchmark position) position and stock selection in Industrials due to weakness in the shares of BAE Systems, a U.K. defense company. The U.S. government began an investigation of the company related to a contract with the Saudi Arabian government. This investigation not only brings risk of punishment, but also calls into question another Saudi contract that BAE Systems was seeking. Shares of Deutsche Post were also weak. Deutsche Post reported continued losses at its U.S. unit. However, we believe that there is significant value in Deutsche Post's various businesses and that management is taking the necessary steps to highlight that value to investors. Returns were also hurt by an underweight position in Materials, a sector with a history of poor returns that more recently has outperformed, as China's demand for commodities has remained strong. However, we believe the valuations in the group imply an extended period of commodity prices that are well above historical norms. In addition, the volatile historical return on equity of this group and its high sensitivity to economic growth is a challenge for our relative-value process, which focuses on companies able to generate strong profitability in a range of economic environments. Performance was also hurt by stock selection in the Financials sector, as Japanese holdings Sumitomo Mitsui Financial and Sumitomo Trust were weak, along with the broad Japanese market, based on fears of the economic recovery losing steam. Shares of U.K. lender Northern Rock also fell as the sharp rise in U.K. interest rates put pressure on its margins. An overweight position and stock selection in Health Care further detracted from performance, as Sanofi-Aventis, GlaxoSmithKline, and Novartis experienced setbacks related to regulatory approval for new products and patent litigation on existing products. Takeda Pharmaceuticals also performed poorly.

WHAT IS THE OUTLOOK?

While the multi-year rally in equities continues, a change in market leadership appears to be underway, as investors' risk tolerance moderates after an extended period of embracing risk. This was seen during the second quarter, as large-cap stocks outperformed small caps after an extended period of underperformance. Historically, periods of slowing corporate-earnings growth have favored larger-cap, more diversified, and more consistently profitable companies, as investors seek out stability in a more adverse environment. Our relative-value orientation has led us to this large-cap part of the market, since it offers low valuations and consistently high return on equity. Valuations remain attractive, earnings visibility is quite strong, and the fundamentals for owning certain large-cap stocks are compelling. We believe the Fund is well positioned to benefit from those companies that, from our perspective, are attractively valued yet offer high returns on capital and high levels of free cash flow.

Note: At a meeting held on May 8-9, 2007, the Board of Directors of Hartford HLS Series Fund II, Inc. unanimously approved on behalf of Hartford International Stock HLS Fund (the "Acquired Fund"), and the Board of Directors of Hartford Series Fund, Inc. unanimously approved on behalf of Hartford International Opportunities HLS Fund (the "Acquiring Fund"), the reorganization of the Acquired Fund with and into the Acquiring Fund. The Board of Directors has called for a Special Meeting of Shareholders of the Acquired Fund to be held on or about September 25, 2007, for the purpose of seeking the approval of the Agreement and Plan of Reorganization by the shareholders of the Acquired Fund. If approved, the Reorganization is expected to occur on or about October 12, 2007.

DIVERSIFICATION BY INDUSTRY
as of June 30, 2007

                                                      PERCENTAGE OF
INDUSTRY                                               NET ASSETS
-------------------------------------------------------------------
Basic Materials                                             2.4%
-------------------------------------------------------------------
Capital Goods                                               3.6
-------------------------------------------------------------------
Consumer Cyclical                                          12.4
-------------------------------------------------------------------
Consumer Staples                                           13.8
-------------------------------------------------------------------
Energy                                                     10.4
-------------------------------------------------------------------
Finance                                                    24.8
-------------------------------------------------------------------
Health Care                                                 9.6
-------------------------------------------------------------------
Services                                                    4.3
-------------------------------------------------------------------
Technology                                                 14.3
-------------------------------------------------------------------
Transportation                                              0.8
-------------------------------------------------------------------
Utilities                                                   2.5
-------------------------------------------------------------------
Short-Term Investments                                     19.2
-------------------------------------------------------------------
Other Assets and Liabilities                              (18.1)
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

DIVERSIFICATION BY COUNTRY
as of June 30, 2007

                                                      PERCENTAGE OF
COUNTRY                                                NET ASSETS
-------------------------------------------------------------------
Belgium                                                     1.6%
-------------------------------------------------------------------
Brazil                                                      0.7
-------------------------------------------------------------------
Finland                                                     1.9
-------------------------------------------------------------------
France                                                     11.8
-------------------------------------------------------------------
Germany                                                    14.0
-------------------------------------------------------------------
Greece                                                      1.5
-------------------------------------------------------------------
Ireland                                                     2.1
-------------------------------------------------------------------
Italy                                                       3.5
-------------------------------------------------------------------
Japan                                                      14.9
-------------------------------------------------------------------
Netherlands                                                 2.7
-------------------------------------------------------------------
New Zealand                                                 0.9
-------------------------------------------------------------------
Singapore                                                   1.8
-------------------------------------------------------------------
South Korea                                                 1.0
-------------------------------------------------------------------
Spain                                                       1.9
-------------------------------------------------------------------
Sweden                                                      1.4
-------------------------------------------------------------------
Switzerland                                                 8.7
-------------------------------------------------------------------
Turkey                                                      1.5
-------------------------------------------------------------------
United Kingdom                                             27.0
-------------------------------------------------------------------
Short-Term Investments                                     19.2
-------------------------------------------------------------------
Other Assets and Liabilities                              (18.1)
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

Hartford LargeCap Growth HLS Fund  inception 5/1/1998
(formerly Hartford Blue Chip Stock HLS Fund)
(subadvised by Hartford Investment Management Company)

PERFORMANCE OVERVIEW 6/30/97 - 6/30/07
Growth of a $10,000 investment

(LINE GRAPH)

                                                   LARGECAP GROWTH IA          RUSSELL 1000 INDEX             S&P 500 INDEX
                                                   ------------------          ------------------             -------------
6/97                                                      10000                       10000                       10000
                                                          10746                       10884                       10795
                                                          10266                       10247                       10190
                                                          10761                       10752                       10748
                                                          10503                       10354                       10389
                                                          10823                       10794                       10870
                                                          11063                       10915                       11057
                                                          11190                       11241                       11179
                                                          12031                       12087                       11984
                                                          12575                       12569                       12598
                                                          12698                       12743                       12725
                                                          12382                       12381                       12506
6/98                                                      12936                       13139                       13014
                                                          12801                       13052                       12876
                                                          10748                       11094                       11014
                                                          11391                       11946                       11720
                                                          12357                       12906                       12673
                                                          13114                       13888                       13441
                                                          14167                       15140                       14215
                                                          14590                       16029                       14809
                                                          14180                       15296                       14349
                                                          14709                       16102                       14923
                                                          15086                       16123                       15501
                                                          14658                       15627                       15136
6/99                                                      15555                       16722                       15975
                                                          15030                       16190                       15477
                                                          14867                       16455                       15400
                                                          14580                       16109                       14977
                                                          15606                       17326                       15925
                                                          15945                       18261                       16249
                                                          16984                       20160                       17206
                                                          16441                       19215                       16341
                                                          16611                       20154                       16032
                                                          18040                       21596                       17600
                                                          17521                       20569                       17070
                                                          17137                       19533                       16720
6/00                                                      18166                       21013                       17132
                                                          17807                       20137                       16865
                                                          19306                       21961                       17911
                                                          18344                       19883                       16966
                                                          17927                       18942                       16894
                                                          16206                       16150                       15563
                                                          16565                       15639                       15639
                                                          16805                       16720                       16194
                                                          15017                       13881                       14718
                                                          13748                       12371                       13786
                                                          15114                       13935                       14856
                                                          15232                       13730                       14956
6/01                                                      14854                       13412                       14592
                                                          14472                       13077                       14449
                                                          13453                       12008                       13545
                                                          12477                       10809                       12452
                                                          12977                       11376                       12690
                                                          13991                       12469                       13663
                                                          14177                       12445                       13783
                                                          13756                       12225                       13582
                                                          13347                       11718                       13320
                                                          13976                       12123                       13821
                                                          13102                       11134                       12984
                                                          12882                       10864                       12888
6/02                                                      11767                        9859                       11971
                                                          10910                        9317                       11038
                                                          11112                        9345                       11110
                                                           9965                        8376                        9903
                                                          10924                        9144                       10774
                                                          11455                        9641                       11407
                                                          10719                        8975                       10738
                                                          10512                        8757                       10457
                                                          10403                        8717                       10301
                                                          10579                        8879                       10400
                                                          11454                        9536                       11256
                                                          12045                       10012                       11849
6/03                                                      12194                       10149                       12000
                                                          12460                       10402                       12212
                                                          12607                       10661                       12449
                                                          12425                       10547                       12318
                                                          13090                       11139                       13014
                                                          13227                       11256                       13128
                                                          13859                       11645                       13816
                                                          14129                       11883                       14069
                                                          14249                       11958                       14265
                                                          14118                       11736                       14050
                                                          13806                       11600                       13830
                                                          14018                       11816                       14019
6/04                                                      14241                       11964                       14291
                                                          13574                       11287                       13818
                                                          13557                       11232                       13874
                                                          13805                       11339                       14024
                                                          14004                       11515                       14238
                                                          14589                       11911                       14814
                                                          15093                       12379                       15318
                                                          14647                       11966                       14945
                                                          14604                       12093                       15259
                                                          14326                       11873                       14989
                                                          14048                       11647                       14705
                                                          14752                       12210                       15173
6/05                                                      14848                       12165                       15194
                                                          15482                       12760                       15759
                                                          15260                       12595                       15616
                                                          15351                       12653                       15742
                                                          15270                       12530                       15479
                                                          15987                       13071                       16064
                                                          15975                       13030                       16070
                                                          16423                       13259                       16495
                                                          16320                       13238                       16540
                                                          16446                       13433                       16746
                                                          16495                       13415                       16971
                                                          15852                       12960                       16483
6/06                                                      15787                       12909                       16505
                                                          15594                       12663                       16606
                                                          16066                       13058                       17001
                                                          16522                       13417                       17439
                                                          16958                       13889                       18007
                                                          17186                       14164                       18348
                                                          17260                       14212                       18606
                                                          17753                       14578                       19137
                                                          17367                       14304                       18722
                                                          17428                       14381                       18787
                                                          18084                       15058                       19495
                                                          18655                       15600                       20110
6/07                                                      18255                       15367                       19905

    --- LARGECAP GROWTH IA       --  RUSSELL 1000 GROWTH      --- S&P 500 INDEX
        $10,000 starting value       INDEX                        $10,000 starting value
        $18,255 ending value         $10,000 starting value       $19,905 ending value
                                     $15,367 ending value

RUSSELL 1000 GROWTH INDEX is an unmanaged index which measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values.

S&P 500 INDEX is a market capitalization weighted price index composed of 500 widely held common stocks.

The Fund has changed its benchmark from S&P 500 Index to the Russell 1000 Growth Index because the Fund's investment manager believes that the Russell 1000 Growth Index is better suited to the Fund's investment strategy.

You cannot invest directly in an index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

AVERAGE ANNUAL RETURNS(1) (as of 6/30/07)

                           YTD*    1 YEAR   5 YEAR   10 YEAR
------------------------------------------------------------------
LargeCap Growth IA         5.77%   15.63%    9.18%    6.20%
------------------------------------------------------------------
Russell 1000 Growth Index  8.13%   19.04%    9.28%    4.39%
------------------------------------------------------------------
S&P 500 Index              6.98%   20.60%   10.71%    7.13%
------------------------------------------------------------------

* Year to date returns ("YTD") are not annualized.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1) Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.

The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund's performance.

PORTFOLIO MANAGER

HUGH WHELAN
Managing Director

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

The Class IA Shares of Hartford LargeCap Growth HLS Fund returned 5.77% for the six months ended June 30, 2007, versus its benchmark, the Russell 1000 Growth Index, which returned 8.13%, and the Lipper Large Cap Growth Funds category, a group of funds with investment strategies similar to those of the Fund, which returned 7.43%.

WHY DID THE FUND PERFORM THIS WAY?

During the period, the Fund's underperformance was driven primarily by weak security selection in the Industrials and Technology sectors, coupled with an overweight (i.e. the Fund's sector position was greater than the benchmark position) in the Consumer Discretionary sector. However, the Fund did benefit from strong security selection in the Healthcare sector.

Among the largest contributors to relative (i.e. performance of the Fund as measured against the benchmark) returns were overweights in MEMC Electronic Materials, Inc. and ImClone Systems Incorporated. MEMC rose after the silicon wafer manufacturer increased its guidance for the fiscal year in January. ImClone rallied after Amgen canceled a clinical trial involving a key rival drug to ImClone's Erbitux.

Among the largest detractors to relative returns were overweights to US Airways Group, Inc. and Lexmark International Inc. US Airways fell when it met consensus estimates, but warned that increased competition would flatten revenue growth and not allow the airline to pass on increased fuel costs to its passengers. Lexmark fell as margins in the printer market continued to shrink. The company missed analyst estimates for the first quarter, and then lowered guidance for the second quarter.

WHAT IS THE OUTLOOK?

Looking ahead over the next six months, the environment for stocks looks challenging. While profit margins remain robust, we see sales growth slowing and labor costs rising. Our strategy remains the same. For long term success, we remain fully invested and will continue to build our portfolio from the bottom-up based on company-specific fundamentals.

Our team invests in companies that we believe have compelling stock characteristics versus the Russell 1000 Growth Index. The portfolio team's systematic approach weighs 70 fundamental characteristics across four broad categories, including business behavior, management behavior, valuation and investor behavior. This analysis is used to build a broadly diversified portfolio of

--------------------------------------------------------------------------------

companies, with sector weightings determined largely by the attractiveness of specific stocks within the Fund's investment universe. We believe this approach will yield attractive risk-adjusted returns relative to the Russell 1000 Growth Index over the long term.

The portfolio's top holdings at the end of the period included Cisco Systems, Inc. and Hewlett-Packard Company. Cisco is a top holding primarily due to a combination of strong management behavior as exhibited by efficient working capital management, attractive valuations due to superior free cash flow yields, and good business performance represented by strong profit margins. Hewlett-Packard is a top holding primarily because of their combination of strong management behavior as exhibited by efficient working capital management and strong business fundamentals, especially profit margins.

DIVERSIFICATION BY INDUSTRY
as of June 30, 2007

                                                      PERCENTAGE OF
INDUSTRY                                               NET ASSETS
-------------------------------------------------------------------
Basic Materials                                             2.1%
-------------------------------------------------------------------
Capital Goods                                               7.0
-------------------------------------------------------------------
Consumer Cyclical                                          15.8
-------------------------------------------------------------------
Consumer Staples                                            3.6
-------------------------------------------------------------------
Energy                                                      1.8
-------------------------------------------------------------------
Finance                                                    14.4
-------------------------------------------------------------------
Health Care                                                14.3
-------------------------------------------------------------------
Services                                                    9.1
-------------------------------------------------------------------
Technology                                                 28.3
-------------------------------------------------------------------
Transportation                                              2.0
-------------------------------------------------------------------
Utilities                                                   1.3
-------------------------------------------------------------------
Short-Term Investments                                      8.2
-------------------------------------------------------------------
Other Assets and Liabilities                               (7.9)
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

Hartford MidCap Growth HLS Fund  inception 5/1/1998
(subadvised by Hartford Investment Management Company)


PERFORMANCE OVERVIEW 5/1/98 - 6/30/07
Growth of a $10,000 investment

(LINE GRAPH)

                                                                              RUSSELL MIDCAP GROWTH
                                                    MIDCAP GROWTH IA                  INDEX               S&P 400 MIDCAP INDEX
                                                    ----------------          ---------------------       --------------------
5/98                                                      10000                       10000                       10000
                                                           9541                        9589                        9550
6/98                                                       9490                        9860                        9611
                                                           9144                        9438                        9238
                                                           7428                        7636                        7519
                                                           7916                        8214                        8220
                                                           8298                        8819                        8955
                                                           8779                        9414                        9402
                                                           9711                       10389                       10537
                                                           9426                       10700                       10128
                                                           8904                       10177                        9597
                                                           9091                       10744                        9866
                                                           9510                       11233                       10643
                                                           9531                       11089                       10690
6/99                                                      10111                       11863                       11261
                                                           9902                       11485                       11022
                                                           9703                       11366                       10645
                                                           9390                       11269                       10316
                                                           9796                       12140                       10842
                                                          10140                       13397                       11411
                                                          10776                       15717                       12089
                                                          10322                       15714                       11748
                                                          11146                       19018                       12571
                                                          11915                       19037                       13623
                                                          11515                       17189                       13147
                                                          11299                       15936                       12983
6/00                                                      11542                       17627                       13174
                                                          11563                       16511                       13382
                                                          12725                       19001                       14877
                                                          12375                       18072                       14776
                                                          11994                       16835                       14275
                                                          10767                       13177                       13197
                                                          11715                       13871                       14207
                                                          11824                       14663                       14523
                                                          10988                       12127                       13694
                                                          10303                       10391                       12677
                                                          11525                       12123                       14075
                                                          11688                       12066                       14403
6/01                                                      11473                       12073                       14345
                                                          11276                       11258                       14132
                                                          10926                       10442                       13669
                                                           9621                        8717                       11969
                                                          10076                        9633                       12498
                                                          10726                       10670                       13428
                                                          11227                       11075                       14121
                                                          11192                       10716                       14046
                                                          11266                       10108                       14064
                                                          11966                       10880                       15068
                                                          12033                       10304                       15002
                                                          11861                        9996                       14751
6/02                                                      11097                        8893                       13672
                                                          10030                        8029                       12346
                                                          10104                        8001                       12408
                                                           9380                        7366                       11408
                                                           9677                        7936                       11902
                                                          10009                        8557                       12591
                                                           9761                        8040                       12074
                                                           9543                        7961                       11721
                                                           9304                        7892                       11442
                                                           9432                        8039                       11539
                                                          10079                        8586                       12377
                                                          10829                        9413                       13402
6/03                                                      10861                        9547                       13573
                                                          11213                        9888                       14055
                                                          11592                       10432                       14692
                                                          11426                       10230                       14467
                                                          12284                       11055                       15561
                                                          12721                       11350                       16103
                                                          12791                       11474                       16375
                                                          13002                       11853                       16730
                                                          13199                       12052                       17132
                                                          13210                       12029                       17205
                                                          12682                       11689                       16640
                                                          12936                       11965                       16985
6/04                                                      13225                       12156                       17372
                                                          12668                       11351                       16561
                                                          12555                       11211                       16518
                                                          13102                       11629                       17007
                                                          13303                       12024                       17279
                                                          13838                       12645                       18308
                                                          14433                       13250                       19074
                                                          13941                       12896                       18588
                                                          14080                       13222                       19211
                                                          13943                       13029                       18998
                                                          13254                       12514                       18260
                                                          13955                       13230                       19360
6/05                                                      14079                       13476                       19809
                                                          14679                       14263                       20849
                                                          14546                       14176                       20617
                                                          14639                       14359                       20775
                                                          14150                       13936                       20329
                                                          15029                       14693                       21322
                                                          15089                       14854                       21469
                                                          16066                       15743                       22734
                                                          15938                       15549                       22544
                                                          16607                       15984                       23107
                                                          16676                       16052                       23432
                                                          15731                       15296                       22375
6/06                                                      15626                       15234                       22380
                                                          15005                       14688                       21742
                                                          15422                       15026                       21990
                                                          15917                       15369                       22138
                                                          16398                       15959                       23059
                                                          17074                       16585                       23800
                                                          16940                       16437                       23685
                                                          17581                       17035                       24545
                                                          17787                       16998                       24725
                                                          18359                       17087                       25058
                                                          18938                       17837                       25820
                                                          19713                       18561                       27114
6/07                                                      19457                       18239                       26522

    --- MIDCAP GROWTH IA          --- RUSSELL MIDCAP GROWTH INDEX           --  S&P 400 MIDCAP INDEX
        $10,000 starting value        $10,000 starting value                    $10,000 starting value
        $19,457 ending value          $18,239 ending value                      $26,522 ending value

S&P 400 MIDCAP INDEX is an unmanaged index of common stocks of companies chosen by S&P designed to represent price movements in the mid-cap United States equity market.

RUSSELL MIDCAP GROWTH INDEX is an unmanaged index measuring the performance of the mid-cap growth segment of the United States equity universe.

You cannot invest directly in an index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

AVERAGE ANNUAL RETURNS(1) (as of 6/30/07)

                                                   SINCE
                       YTD*    1 YEAR   5 YEAR   INCEPTION
---------------------------------------------------------------
MidCap Growth IA      14.86%   24.52%   11.88%     7.53%
---------------------------------------------------------------
Russell MidCap
  Growth Index        10.97%   19.73%   15.45%     6.77%**
---------------------------------------------------------------
S&P 400 MidCap Index  11.98%   18.51%   14.17%    11.22%**
---------------------------------------------------------------

*  Year to date returns ("YTD") are not annualized.
**  Return is from 4/30/98.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1) Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.

The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund's performance.

Part of the performance of the Fund is due to purchases of securities sold in Initial Public Offerings ("IPOs") that materially affected the performance of the Fund. The effect of IPOs on the Fund's performance depends on a variety of factors including the number of IPOs that the Fund invests in, whether and to what extent a security purchased in an IPO appreciates in value, and the asset base of the Fund. Although the fund may purchase IPOs, not all such purchases may materially affect performance. There is no guarantee that the Fund's investments in IPOs, if any, will continue to have a similar impact on the Fund's performance.

PORTFOLIO MANAGER

HUGH WHELAN
Managing Director

--------------------------------------------------------------------------------

WHAT DID THE MARKET DO AND HOW DID THE FUND PERFORM?

The Class IA shares of Hartford MidCap Growth HLS Fund returned 14.86% for the six months ended June 30, 2007, versus its benchmark, the Russell MidCap Growth Index, which returned 10.97%, and the Lipper Mid Cap Growth Funds category, a group of funds with investment strategies similar to those of the Fund, which returned 12.52%.

WHY DID THE FUND PERFORM THIS WAY?

During the period, the Fund benefited from security selection in the Industrials and Consumer Discretionary sectors. Weak security selection in the Financials sector, and an underweight (i.e. the Fund's sector position was less than the benchmark position) in the Industrials sector, detracted from performance.

Among the largest contributors to relative (i.e. performance of the Fund as measured against the benchmark) returns were overweights (i.e. the Fund's sector position was greater than the benchmark position) in First Solar, Inc. and Gildan Activewear Inc. First Solar rallied after posting a strong first quarter and then netting contracts worth $1.3 billion. Gildan reported strong revenue and profit growth.

Among the largest detractors to relative returns were an overweight in Rackable Systems, Inc. and an underweight in Amazon.com, Inc. Rackable Systems fell sharply when the company posted disappointing fourth quarter 2006 and first quarter 2007 results. Amazon rose after its first quarter profit more than doubled and sales rose by almost one-third.

WHAT IS THE OUTLOOK?

Looking ahead over the next six months, the environment for stocks looks challenging. While profit margins remain robust, we see sales growth slowing and labor costs rising. Our strategy remains the same. For long term success, we remain fully invested and will continue to build our portfolio from the bottom-up based on company-specific fundamentals.

Our team invests in companies that we believe have compelling stock characteristics versus the Russell MidCap Growth Index. The team's systematic approach weighs 30 fundamental characteristics across four broad categories, including business behavior, management behavior, valuation and investor behavior. This analysis is used to build a broadly diversified portfolio of companies, with sector weightings determined largely by the

--------------------------------------------------------------------------------

attractiveness of specific stocks within the Fund's investment universe. We believe this approach will yield attractive risk-adjusted returns relative to the Russell MidCap Growth Index over the long term.

The Fund's current top holdings include an overweight to WellCare Health Plans, Inc. and MEMC Electronic Materials, Inc. WellCare is a top holding primarily due to a combination of strong management behavior as exhibited by efficient working capital management, and investor behavior. MEMC is a top holding primarily because of their combination of strong management behavior as exhibited by efficient working capital management, and solid investor support.

DIVERSIFICATION BY INDUSTRY
as of June 30, 2007

                                                      PERCENTAGE OF
INDUSTRY                                               NET ASSETS
-------------------------------------------------------------------
Basic Materials                                             4.9%
-------------------------------------------------------------------
Capital Goods                                               5.4
-------------------------------------------------------------------
Consumer Cyclical                                          18.0
-------------------------------------------------------------------
Consumer Staples                                            2.6
-------------------------------------------------------------------
Energy                                                      8.6
-------------------------------------------------------------------
Finance                                                    15.8
-------------------------------------------------------------------
Health Care                                                 6.9
-------------------------------------------------------------------
Services                                                   13.8
-------------------------------------------------------------------
Technology                                                 20.6
-------------------------------------------------------------------
Transportation                                              1.2
-------------------------------------------------------------------
Utilities                                                   2.2
-------------------------------------------------------------------
Short-Term Investments                                     32.4
-------------------------------------------------------------------
Other Assets and Liabilities                              (32.4)
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

Hartford Mortgage Securities HLS Fund inception 1/1/1985
(subadvised by Hartford Investment Management Company)

PERFORMANCE OVERVIEW 6/30/97 - 6/30/07
Growth of a $10,000 investment(1)

(LINE GRAPH)

                                                                                                 LEHMAN BROTHERS MORTGAGE BACKED
                                                                   MORTGAGE SECURITIES IA                SECURITIES INDEX
                                                                   ----------------------        -------------------------------
6/97                                                                       10000                              10000
                                                                           10192                              10188
                                                                           10168                              10164
                                                                           10293                              10293
                                                                           10404                              10407
                                                                           10431                              10441
                                                                           10524                              10537
                                                                           10629                              10641
                                                                           10643                              10664
                                                                           10684                              10709
                                                                           10744                              10770
                                                                           10827                              10841
6/98                                                                       10877                              10893
                                                                           10934                              10948
                                                                           11045                              11048
                                                                           11164                              11181
                                                                           11137                              11166
                                                                           11190                              11222
                                                                           11231                              11270
                                                                           11300                              11350
                                                                           11264                              11305
                                                                           11335                              11381
                                                                           11383                              11433
                                                                           11306                              11370
6/99                                                                       11256                              11330
                                                                           11198                              11253
                                                                           11209                              11252
                                                                           11374                              11435
                                                                           11417                              11501
                                                                           11429                              11507
                                                                           11402                              11479
                                                                           11326                              11379
                                                                           11438                              11511
                                                                           11550                              11637
                                                                           11554                              11645
                                                                           11572                              11651
6/00                                                                       11784                              11900
                                                                           11854                              11976
                                                                           12016                              12158
                                                                           12129                              12284
                                                                           12200                              12372
                                                                           12399                              12558
                                                                           12574                              12760
                                                                           12750                              12959
                                                                           12826                              13033
                                                                           12903                              13109
                                                                           12898                              13127
                                                                           12958                              13214
6/01                                                                       12980                              13242
                                                                           13208                              13477
                                                                           13306                              13596
                                                                           13477                              13800
                                                                           13654                              13991
                                                                           13560                              13861
                                                                           13517                              13809
                                                                           13629                              13937
                                                                           13752                              14096
                                                                           13620                              13946
                                                                           13862                              14210
                                                                           13952                              14313
6/02                                                                       14046                              14432
                                                                           14218                              14597
                                                                           14341                              14711
                                                                           14466                              14816
                                                                           14483                              14873
                                                                           14484                              14862
                                                                           14619                              15017
                                                                           14674                              15053
                                                                           14755                              15154
                                                                           14746                              15156
                                                                           14802                              15219
                                                                           14834                              15231
6/03                                                                       14838                              15255
                                                                           14536                              14970
                                                                           14633                              15076
                                                                           14843                              15333
                                                                           14803                              15279
                                                                           14845                              15311
                                                                           14953                              15475
                                                                           15061                              15572
                                                                           15180                              15703
                                                                           15244                              15772
                                                                           14988                              15492
                                                                           14946                              15458
6/04                                                                       15043                              15594
                                                                           15180                              15734
                                                                           15399                              15976
                                                                           15432                              16000
                                                                           15547                              16130
                                                                           15475                              16089
                                                                           15569                              16202
                                                                           15655                              16288
                                                                           15574                              16213
                                                                           15544                              16182
                                                                           15717                              16362
                                                                           15825                              16491
6/05                                                                       15883                              16550
                                                                           15809                              16468
                                                                           15946                              16614
                                                                           15857                              16526
                                                                           15769                              16411
                                                                           15816                              16464
                                                                           15937                              16625
                                                                           15969                              16679
                                                                           16025                              16757
                                                                           15915                              16614
                                                                           15912                              16616
                                                                           15892                              16585
6/06                                                                       15916                              16616
                                                                           16119                              16854
                                                                           16328                              17098
                                                                           16457                              17218
                                                                           16569                              17343
                                                                           16736                              17542
                                                                           16683                              17494
                                                                           16707                              17504
                                                                           16903                              17720
                                                                           16931                              17766
                                                                           17010                              17853
                                                                           16897                              17751
6/07                                                                       16855                              17677

    --- MORTGAGE SECURITIES IA             --- LEHMAN BROTHERS MORTGAGE-BACKED
        $10,000 starting value                 SECURITIES INDEX
        $16,855 ending value                   $10,000 starting value
                                               $17,677 ending value

LEHMAN BROTHERS MORTGAGE-BACKED SECURITIES INDEX is an index of mortgage backed pass-through securities of the Government National Mortgage Association, Federal National Mortgage Association and Federal Home Loan Mortgage Corporation.

You cannot invest directly in the index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

AVERAGE ANNUAL RETURNS(2) (as of 6/30/07)

                           YTD*   1 YEAR  5 YEAR  10 YEAR
--------------------------------------------------------------
Mortgage Securities IA     1.03%   5.90%   3.71%    5.36%
--------------------------------------------------------------
Mortgage Securities IB(3)  0.90%   5.63%   3.46%    5.10%
--------------------------------------------------------------
Lehman Brothers Mortgage-
  Backed Securities Index  1.04%   6.38%   4.14%    5.86%
--------------------------------------------------------------

* Year to date returns ("YTD") are not annualized.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1) Growth of a $10,000 investment in Class IB shares will vary from the results seen on this page due to differences in the expense charged to this share class.
(2) Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.
(3) Class IB shares commenced on November 9, 1999. Class IB share performance prior to that date reflects Class IA share performance adjusted to reflect the 12b-1 fee of 0.25% applicable to Class IB shares. The performance after such date reflects actual Class IB share performance.

The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund's performance.

PORTFOLIO MANAGERS

CHRISTOPHER HANLON                                              RUSSELL M. REGENAUER
Senior Vice President                                           Senior Vice President

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

The Class IA shares of Hartford Mortgage Securities HLS Fund gained 1.03% for the six-month period, versus its benchmark, the Lehman Brothers Mortgage-Backed Securities Index, which returned 1.04%. The Fund outpaced the 0.74% average return of the Lipper U.S. Mortgage Funds category, a group of funds with investment strategies similar to those of the Fund.

WHY DID THE FUND PERFORM THIS WAY?

As the period progressed, economic activity in the U.S. rebounded from its slow pace earlier in the year. Resilient consumer spending, an inventory rebuild on the part of businesses, and strong global growth effectively eliminated the prospects for a lower federal funds rate and caused the market to instead price in a Federal Reserve on hold. As a result, longer-term interest rates increased over the course of the period.

The Fund performed in line with the benchmark over the period due in part to its yield curve exposure and its asset allocation. The Fund started and ended the period with slightly less interest rate exposure than the benchmark, which was additive to performance as interest rates generally rose. Tactical trades to reduce interest rate exposure in January and to increase exposure in May, however, marginally reduced performance. Rising interest rates caused the yield spread between two-year and 10-year Treasuries to increase from negative 10 basis points to positive 15 basis points, which benefited the Fund as it was positioned for a steeper yield curve.

Sector allocations away from mortgage-backed securities (MBS) pass-throughs into asset-backed securities (ABS) and commercial mortgage-backed securities (CMBS) was a neutral contributor to performance as market concern about riskier assets and exposure to sub-prime mortgages caused all spread product (i.e. fixed income securities which yield more than Treasuries) to widen. The Fund's allocation into Agency collateralized mortgage obligation (CMO) structures outperformed due to the lower call and extension risk of these securities. Security selection was a neutral contributor to performance.

WHAT IS THE OUTLOOK?

Treasury yields have broken out of their three-year range while spread product has cheapened due to risk aversion and higher rate volatility. Spread product had cheapened to attractive levels and we look to maintain and perhaps increase spread exposure to MBS, ABS and CMBS at the expense of government debt, including Small Business Administration (SBA) loans. We will continue to maintain a high quality, AAA rated portfolio and a duration (i.e. sensitivity of the price to changes in interest rates) positioning similar to that of the benchmark.

--------------------------------------------------------------------------------

COMPOSITION BY SECTOR
as of June 30, 2007

                                                      PERCENTAGE OF
SECTOR                                                 NET ASSETS
-------------------------------------------------------------------
Asset & Commercial Mortgage Backed Securities              31.2%
-------------------------------------------------------------------
Corporate Bonds: Investment Grade                           0.3
-------------------------------------------------------------------
U.S. Government Agencies                                   84.5
-------------------------------------------------------------------
Short-Term Investments                                      4.9
-------------------------------------------------------------------
Other Assets and Liabilities                              (20.9)
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

DISTRIBUTION BY CREDIT QUALITY
as of June 30, 2007

                                                      PERCENTAGE OF
                                                        LONG-TERM
RATING                                                  HOLDINGS
-------------------------------------------------------------------
AAA                                                        84.2%
-------------------------------------------------------------------
AA                                                          6.4
-------------------------------------------------------------------
A                                                           1.9
-------------------------------------------------------------------
BBB                                                         0.9
-------------------------------------------------------------------
NR                                                          6.6
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

Hartford SmallCap Growth HLS Fund inception 5/2/1994
(subadvised by: Wellington Management Company, LLP,
                Hartford Investment Management Company)

PERFORMANCE OVERVIEW 6/30/97 - 6/30/07
Growth of a $10,000 investment(1)

(LINE GRAPH)

                                                                     SMALLCAP GROWTH IA             RUSSELL 2000 GROWTH INDEX
                                                                     ------------------             -------------------------
6/97                                                                       10000                              10000
                                                                           10549                              10512
                                                                           10302                              10828
                                                                           10986                              11692
                                                                           10507                              10990
                                                                           10485                              10728
                                                                           10736                              10734
                                                                           10524                              10590
                                                                           11663                              11525
                                                                           12414                              12009
                                                                           12383                              12083
                                                                           11742                              11205
6/98                                                                       12203                              11319
                                                                           11304                              10374
                                                                            8975                               7979
                                                                            9537                               8788
                                                                           10195                               9247
                                                                           11453                               9964
                                                                           13008                              10866
                                                                           13953                              11354
                                                                           12208                              10316
                                                                           13142                              10683
                                                                           13636                              11627
                                                                           13763                              11645
6/99                                                                       15585                              12258
                                                                           15871                              11879
                                                                           16229                              11435
                                                                           16936                              11656
                                                                           19357                              11954
                                                                           21686                              13218
                                                                           27221                              15548
                                                                           27639                              15403
                                                                           38233                              18987
                                                                           34506                              16991
                                                                           28891                              15276
                                                                           24782                              13938
6/00                                                                       30497                              15739
                                                                           28251                              14390
                                                                           33817                              15903
                                                                           31903                              15113
                                                                           29012                              13886
                                                                           20888                              11365
                                                                           23116                              12061
                                                                           23478                              13037
                                                                           19244                              11250
                                                                           17310                              10227
                                                                           18992                              11479
                                                                           18992                              11745
6/01                                                                       19719                              12065
                                                                           18303                              11036
                                                                           17117                              10347
                                                                           13967                               8677
                                                                           15382                               9512
                                                                           17111                              10306
                                                                           18452                              10948
                                                                           17866                              10558
                                                                           16881                               9875
                                                                           18625                              10733
                                                                           17843                              10501
                                                                           16595                               9887
6/02                                                                       15052                               9048
                                                                           13017                               7658
                                                                           12983                               7654
                                                                           11911                               7101
                                                                           12842                               7461
                                                                           14245                               8200
                                                                           13132                               7634
                                                                           12706                               7427
                                                                           12140                               7228
                                                                           12297                               7338
                                                                           13436                               8032
                                                                           15011                               8937
6/03                                                                       15404                               9109
                                                                           16453                               9798
                                                                           17590                              10324
                                                                           17606                              10063
                                                                           18939                              10932
                                                                           19424                              11289
                                                                           19705                              11339
                                                                           20886                              11935
                                                                           20857                              11917
                                                                           20696                              11972
                                                                           19784                              11371
                                                                           20004                              11598
6/04                                                                       20675                              11983
                                                                           19018                              10908
                                                                           18753                              10673
                                                                           19774                              11263
                                                                           20409                              11537
                                                                           21820                              12512
                                                                           22746                              12962
                                                                           21743                              12378
                                                                           22357                              12548
                                                                           22087                              12077
                                                                           21091                              11308
                                                                           22645                              12106
6/05                                                                       23318                              12497
                                                                           24915                              13371
                                                                           24488                              13182
                                                                           24470                              13287
                                                                           23655                              12796
                                                                           25077                              13520
                                                                           25253                              13500
                                                                           27195                              14802
                                                                           26785                              14723
                                                                           27616                              15439
                                                                           27230                              15394
                                                                           25331                              14311
6/06                                                                       25417                              14320
                                                                           24180                              13576
                                                                           24549                              13973
                                                                           24905                              14068
                                                                           26624                              14979
                                                                           27103                              15338
                                                                           26984                              15302
                                                                           27546                              15586
                                                                           27600                              15537
                                                                           27778                              15680
                                                                           28703                              16092
                                                                           29918                              16826
6/07                                                                       29444                              16729

    --- SMALLCAP GROWTH IA                     --- RUSSELL 2000 GROWTH INDEX
        $10,000 starting value                     $10,000 starting value
        $29,444 ending value                       $16,729 ending value

RUSSELL 2000 GROWTH INDEX is an unmanaged index of those Russell 2000 Index growth companies with higher price-to-book ratios and higher forecasted growth values. (The Russell 2000 Index is a broad-based unmanaged index comprised of 2000 of the smallest United States domiciled company common stocks (on the basis of capitalization) that are traded in the United States on the New York Stock Exchange, American Stock Exchange and NASDAQ.)

You cannot invest directly in the index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

AVERAGE ANNUAL RETURNS (as of 6/30/07)

                           YTD*   1 YEAR  5 YEAR  10 YEAR
--------------------------------------------------------------
SmallCap Growth IA         9.11%  15.84%  14.36%   11.40%
--------------------------------------------------------------
SmallCap Growth IB(2)      8.98%  15.56%  14.09%   11.13%
--------------------------------------------------------------
Russell 2000 Growth Index  9.33%  16.83%  13.08%    5.28%
--------------------------------------------------------------

* Year to date returns ("YTD") are not annualized.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1) Growth of a $10,000 investment in Class IB shares will vary from the results seen on this page due to differences in the expense charged to this share class.
(2) Class IB shares commenced on May 1, 2002. Class IB share performance prior to that date reflects Class IA share performance adjusted to reflect the 12b-1 fee of 0.25% applicable to Class IB shares. The performance after such date reflects actual Class IB share performance.

The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund's performance.

PORTFOLIO MANAGERS

WELLINGTON MANAGEMENT COMPANY, LLP                       HARTFORD INVESTMENT MANAGEMENT COMPANY
DAVID J. ELLIOTT, CFA            DORIS T. DWYER          HUGH WHELAN
Vice President                   Vice President          Managing Director

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

The Class IA shares of Hartford SmallCap Growth HLS Fund returned 9.11% for the six-month period ended June 30, 2007, underperforming its benchmark, the Russell 2000 Growth Index, which returned 9.33% for the same period. The Fund also underperformed the 10.96% return of the average fund in the Lipper Small Cap Growth Funds peer group, a group of funds with investment strategies similar to those of the Fund.

WHY DID THE FUND PERFORM THIS WAY?

While the economy is still healthy, it has demonstrated signs of weakness as witnessed by the deterioration in the sub-prime housing market and reduced capital spending. During the period, mid cap shares (+12%) outperformed small cap stocks (+6.5%) and large cap (+7%) counterparts, as measured by the S&P 400 MidCap Index, Russell 2000 Index, and S&P 500 Index, respectively. Growth stocks outperformed value stocks as measured by the Russell 3000 Value Index and Russell 3000 Growth Index. Within the Russell 2000 Growth Index, eight of the ten sectors posted positive returns led by Materials (+17%), Industrials (+15%), and Information Technology (+14%). The Financials (-4%) and Telecommunications Services sectors (-3%) lagged the returns of the broader market.

Relative security selection was strongest in the Materials, Consumer Discretionary and Energy sectors and weakest in the Industrials and Information Technology sectors.

IndyMac Bancorp (Banks), Sketchers USA (Consumer Durables), and American Commercial (Transportation) were the largest detractors from relative (i.e. performance of the Fund as measured against the benchmark) returns over the period. Faced with a challenging industry environment, sub-prime lender IndyMac Bancorp reported an earnings shortfall for the first quarter due to lower than expected gain on sales margin, an increase in delinquent loans, increased operating expenses and a product shift to fixed rate loans. We significantly reduced our exposure to the stock during the period. Shares of footwear retailer Sketchers USA retreated after management issued conservative guidance, citing higher infrastructure requirements needed to support the firm's growth and expansion plans. American Commercial, a marine transportation company, fell as the company lowered its 2007 earnings guidance due to sluggish productivity levels in the manufacturing sector and weakness in the spot grain markets. In addition, relative performance was negatively impacted by not owning aQuantive and AK Steel Holding, both of which were up over 100% during the period.

--------------------------------------------------------------------------------

Among the top contributors to both relative and absolute (i.e. total return) performance were ITT Educational Services (Consumer Services), Cleveland-Cliffs (Materials), and Sun Hydraulics (Capital Goods). ITT Educational Services, a U.S. provider of career-focused postsecondary degree programs, continued to report enrollment gains and significant improvements in student retention. Strong cash flow, solid management and accelerated demand for Information Technology programs bode well for future guidance. Cleveland-Cliffs, a producer of iron ore pellets in North America, is benefiting from continued strong demand from steel companies and raised sales expectations. Shares of Sun Hydraulics rose as the company reported market share gains and strong sales growth, particularly in Europe and Asia. We held all three stocks at the end of the period.

WHAT IS THE OUTLOOK?

The U.S. economy should be on better footing during the second half of the year as the inventory correction is behind us, job growth remains steady, and capital investment begins to improve. On the negative side, the housing recovery is likely to take longer than anticipated, as rising mortgage defaults and tighter lending standards will present obstacles to sellers in a market which currently has excess. Relative sector allocations versus the benchmark are small and incidental to our bottom-up stock selection strategy. At period-end the Fund's largest overweight (i.e. the Fund's sector position was greater than the benchmark position) was in the Information Technology sector, and the largest underweights (i.e. the Fund's sector position was less than the benchmark position) were in Financials and Consumer Discretionary stocks.

DIVERSIFICATION BY INDUSTRY
as of June 30, 2007

                                                      PERCENTAGE OF
INDUSTRY                                               NET ASSETS
-------------------------------------------------------------------
Basic Materials                                             5.9%
-------------------------------------------------------------------
Capital Goods                                               6.1
-------------------------------------------------------------------
Consumer Cyclical                                          13.5
-------------------------------------------------------------------
Consumer Staples                                            0.3
-------------------------------------------------------------------
Energy                                                      4.9
-------------------------------------------------------------------
Finance                                                     9.0
-------------------------------------------------------------------
Health Care                                                17.8
-------------------------------------------------------------------
Services                                                   13.3
-------------------------------------------------------------------
Technology                                                 23.5
-------------------------------------------------------------------
Transportation                                              3.8
-------------------------------------------------------------------
Short-Term Investments                                     22.4
-------------------------------------------------------------------
Other Assets and Liabilities                              (20.5)
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

Hartford SmallCap Value HLS Fund  inception 5/1/1998
(subadvised by: Kayne Anderson Rudnick Investment Management, LLC
                Metropolitan West Capital Management, LLC
                SSgA Funds Management, Inc.)

PERFORMANCE OVERVIEW 5/1/98 - 6/30/07
Growth of a $10,000 investment(1)

(LINE GRAPH)

                                                                     SMALLCAP VALUE IA               RUSSELL 2000 VALUE INDEX
                                                                     -----------------               ------------------------
5/98                                                                       10000                              10000
                                                                            9579                               9646
6/98                                                                        9640                               9591
                                                                            9231                               8840
                                                                            7641                               7456
                                                                            8136                               7877
                                                                            9042                               8111
                                                                            9179                               8330
                                                                            9452                               8591
                                                                            9451                               8396
                                                                            8755                               7823
                                                                            8851                               7759
                                                                           10051                               8467
                                                                           10481                               8727
6/99                                                                       10993                               9043
                                                                           10735                               8829
                                                                           10351                               8506
                                                                           10298                               8336
                                                                           10172                               8169
                                                                           10497                               8211
                                                                           10901                               8464
                                                                           10464                               8242
                                                                           10391                               8746
                                                                           11268                               8787
                                                                           11273                               8839
                                                                           11640                               8704
6/00                                                                       11271                               8959
                                                                           11687                               9257
                                                                           12659                               9671
                                                                           12472                               9616
                                                                           12663                               9582
                                                                           12448                               9387
                                                                           13844                              10395
                                                                           14669                              10682
                                                                           14436                              10668
                                                                           14125                              10497
                                                                           15107                              10982
                                                                           15506                              11265
6/01                                                                       16109                              11718
                                                                           15838                              11455
                                                                           15572                              11416
                                                                           13412                              10155
                                                                           14384                              10421
                                                                           15633                              11169
                                                                           16753                              11853
                                                                           16975                              12011
                                                                           16888                              12084
                                                                           18013                              12989
                                                                           18229                              13446
                                                                           17426                              13001
6/02                                                                       17032                              12713
                                                                           14634                              10824
                                                                           14629                              10777
                                                                           13061                              10007
                                                                           13409                              10157
                                                                           14787                              10968
                                                                           14212                              10500
                                                                           13853                              10204
                                                                           13535                               9861
                                                                           13618                               9966
                                                                           14598                              10913
                                                                           15862                              12027
6/03                                                                       15979                              12231
                                                                           16785                              12841
                                                                           17643                              13329
                                                                           17167                              13176
                                                                           18154                              14250
                                                                           18772                              14797
                                                                           19677                              15332
                                                                           20076                              15862
                                                                           20382                              16169
                                                                           20641                              16393
                                                                           19965                              15545
                                                                           20100                              15732
6/04                                                                       20907                              16531
                                                                           20071                              15771
                                                                           20261                              15926
                                                                           20792                              16556
                                                                           21057                              16813
                                                                           22146                              18305
                                                                           22429                              18742
                                                                           21766                              18017
                                                                           22569                              18375
                                                                           22337                              17997
                                                                           21432                              17068
                                                                           22228                              18109
6/05                                                                       22983                              18910
                                                                           24123                              19986
                                                                           23703                              19527
                                                                           23977                              19495
                                                                           23330                              19005
                                                                           24313                              19776
                                                                           24249                              19625
                                                                           25516                              21247
                                                                           25123                              21246
                                                                           26028                              22275
                                                                           26071                              22335
                                                                           25350                              21410
6/06                                                                       25766                              21673
                                                                           25304                              21372
                                                                           25725                              22011
                                                                           26073                              22226
                                                                           27600                              23357
                                                                           28646                              24023
                                                                           28688                              24232
                                                                           29530                              24595
                                                                           29263                              24293
                                                                           29662                              24586
                                                                           30114                              24842
                                                                           31212                              25752
6/07                                                                       30627                              25152

    --- SMALLCAP VALUE IA                      --- RUSSELL 2000 VALUE INDEX
        $10,000 starting value                     $10,000 starting value
        $30,627 ending value                       $25,152 ending value

RUSSELL 2000 VALUE INDEX is a broad-based unmanaged index comprised of 2,000 of the smallest United States domiciled company common stocks (on the basis of capitalization) that are traded in the United States on the New York Stock Exchange, American Stock Exchange and Nasdaq.

You cannot invest directly in the index.


The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

AVERAGE ANNUAL RETURNS(2) (as of 6/30/07)

                                                       SINCE
                          YTD*    1 YEAR   5 YEAR    INCEPTION
--------------------------------------------------------------------
SmallCap Value IA         6.76%   18.87%   12.45%      12.98%
--------------------------------------------------------------------
SmallCap Value IB(3)      6.62%   18.57%   12.23%      12.73%
--------------------------------------------------------------------
Russell 2000 Value Index  3.80%   16.05%   14.62%      10.58%**
--------------------------------------------------------------------

*  Year to date returns ("YTD") are not annualized.
** Return is from 4/30/98.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1) Growth of a $10,000 investment in Class IB shares will vary from the results seen on this page due to differences in the expense charged to this share class.
(2) Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.
(3) Class IB shares commenced on July 1, 2003. Class IB share performance prior to that date reflects Class IA share performance adjusted to reflect the 12b-1 fee of 0.25% applicable to Class IB shares. The performance after such date reflects actual Class IB share performance.

The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund's performance.

PORTFOLIO MANAGERS

KAYNE ANDERSON RUDNICK INVESTMENT MANAGEMENT, LLC
ROBERT A. SCHWARZKOPF, CFA    SANDI L. GLEASON, CFA
Managing Director

SSGA FUNDS MANAGEMENT, INC.
RIC THOMAS, CFA               CHUCK MARTIN, CFA
Principal                     Principal

METROPOLITAN WEST CAPITAL MANAGEMENT, LLC
GARY W. LISENBEE              SAMIR SIKKA
President                     Senior Vice President

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

The Class IA Shares of Hartford SmallCap Value HLS Fund returned 6.76% for the six-month period ended June 30, 2007. The Fund outperformed the 3.80% return of the Russell 2000 Value Index and underperformed the 7.40% return of the Lipper Small Cap Value peer group average.

WHY DID THE FUND PERFORM THIS WAY?

U.S. equities posted positive returns during the period, with mid cap stocks outperforming small and larger cap stocks, as measured by the S&P 400 Midcap Index, S&P 500 Index and Russell 2000 Index, respectively. Within small cap stocks, growth stocks outpaced value during the period, as measured by the Russell 2000 Growth Index 9.33% and Russell 2000 Value Index 3.80%. While all but two economic sectors in the Russell 2000 Value Index advanced over the semi-annual period, performance varied widely by sector. Materials stocks in the Index gained 24.2% on average over the six-month period. Due in large part to sub-prime mortgage woes, the Financials sector posted a total return of -6.7%.

Stock selection was the primary driver of the Fund's performance during this period. Tempur-Pedic International (a mattress and pillow manufacturer) and Landstar (a transportation and logistics serving company and one of our largest holdings) were the top relative (i.e. performance of the Fund as measured against the benchmark) performers for the fund. Tempur-Pedic increased during the period due to continued strong financial results and an initiation of a share repurchase program. Landstar rose after posting strong financial results and increasing earnings guidance. Other strong performers for the Fund included Chemed (which appreciated approximately 80% during the period) and First Republic Bank (a San Francisco-based commercial bank and wealth management firm). Chemed Corporation's two primary businesses, hospice care provider Vitas Healthcare Corporation and home-improvement service provider Roto-Rooter, both continue to post strong results. While we still like Chemed's business and

--------------------------------------------------------------------------------

prospects, the Fund took advantage of recent price appreciation to trim the position during the second quarter. In the first quarter of 2007, Merrill Lynch made an offer to buy First Republic Bank. The $55 per share cash offer represented a 44% premium over the stock price prior to the announcement. The Fund sold this position during the period as the stock approached our intrinsic value target price.

Performance also benefited from the Fund's underweight in the Financials sector relative to the Russell 2000 Value Index as the sector continued to underperform the market over the period. The Fund's average weight in Financials was 26%, as compared to 33% for the benchmark.

Detractors from performance included Corus Bankshares (a bank holding company) and W Holding (a financial holding company). Corus fell due to poor financials results from the slowdown in the residential housing market. In late June, W Holding sold off 33% on the day that it announced that it had taken a charge to write off an $80 million commercial loan.

WHAT IS THE OUTLOOK?

We remain hopeful regarding the long-term prospects for U.S. equity markets. Even with their recent increase, long-term interest rates remain low compared to historical norms. Additionally, corporate profits, cash flow and corporate cash balances continue to expand, attracting the interest of private equity investors who have a longer-term focus and are looking beyond next quarter's earnings estimates. Currently, the Fund's overweight positions relative to the benchmark were in Industrials, Energy and Health Care. Conversely, the Fund's largest underweight position relative to the benchmark continues to be in Financials, which we consider unattractive given above-average historical valuations, rising credit costs, and the slowdown in the housing market. We believe that the complementary style of the three subadvisors provides the Fund with a well positioned portfolio to add value relative to the market and its peers.

DIVERSIFICATION BY INDUSTRY
as of June 30, 2007

                                                      PERCENTAGE OF
INDUSTRY                                               NET ASSETS
-------------------------------------------------------------------
Basic Materials                                             9.1%
-------------------------------------------------------------------
Capital Goods                                               6.4
-------------------------------------------------------------------
Consumer Cyclical                                          14.7
-------------------------------------------------------------------
Consumer Staples                                            2.3
-------------------------------------------------------------------
Energy                                                      5.0
-------------------------------------------------------------------
Finance                                                    24.5
-------------------------------------------------------------------
Health Care                                                 4.7
-------------------------------------------------------------------
Services                                                   14.3
-------------------------------------------------------------------
Technology                                                  8.5
-------------------------------------------------------------------
Transportation                                              4.7
-------------------------------------------------------------------
Utilities                                                   1.8
-------------------------------------------------------------------
Short-Term Investments                                     32.8
-------------------------------------------------------------------
Other Assets and Liabilities                              (28.8)
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

Hartford Stock HLS Fund inception 8/31/1977
(subadvised by Wellington Management Company, LLP)

PERFORMANCE OVERVIEW 6/30/97 - 6/30/07
Growth of a $10,000 investment(1)

(LINE GRAPH)

                                                                          STOCK IA                        S&P 500 INDEX
                                                                          --------                        -------------
6/97                                                                       10000                              10000
                                                                           10726                              10795
                                                                           10045                              10191
                                                                           10575                              10749
                                                                           10230                              10390
                                                                           10674                              10871
                                                                           10764                              11057
                                                                           10898                              11179
                                                                           11725                              11985
                                                                           12381                              12599
                                                                           12656                              12725
                                                                           12440                              12507
6/98                                                                       13062                              13014
                                                                           13186                              12876
                                                                           11256                              11014
                                                                           11759                              11720
                                                                           12819                              12673
                                                                           13609                              13441
                                                                           14366                              14215
                                                                           14807                              14809
                                                                           14475                              14349
                                                                           15130                              14923
                                                                           15758                              15501
                                                                           15268                              15135
6/99                                                                       16242                              15975
                                                                           15779                              15476
                                                                           15587                              15399
                                                                           15194                              14977
                                                                           16022                              15925
                                                                           16253                              16248
                                                                           17209                              17205
                                                                           16276                              16341
                                                                           16017                              16032
                                                                           17672                              17599
                                                                           17148                              17070
                                                                           16840                              16720
6/00                                                                       17042                              17132
                                                                           16709                              16864
                                                                           17535                              17911
                                                                           16750                              16966
                                                                           16846                              16894
                                                                           15827                              15563
                                                                           15996                              15639
                                                                           16424                              16194
                                                                           15273                              14718
                                                                           14228                              13786
                                                                           15275                              14856
                                                                           15403                              14956
6/01                                                                       14742                              14592
                                                                           14574                              14448
                                                                           13566                              13545
                                                                           12621                              12452
                                                                           12928                              12689
                                                                           13937                              13663
                                                                           14040                              13783
                                                                           13695                              13582
                                                                           13499                              13320
                                                                           13990                              13821
                                                                           12787                              12983
                                                                           12605                              12888
6/02                                                                       11715                              11970
                                                                           10989                              11038
                                                                           10898                              11110
                                                                            9688                               9903
                                                                           10568                              10774
                                                                           11365                              11407
                                                                           10636                              10737
                                                                           10358                              10457
                                                                           10154                              10300
                                                                           10196                              10400
                                                                           10977                              11256
                                                                           11516                              11849
6/03                                                                       11688                              12000
                                                                           11982                              12212
                                                                           12140                              12450
                                                                           11945                              12318
                                                                           12579                              13014
                                                                           12696                              13128
                                                                           13451                              13816
                                                                           13522                              14070
                                                                           13624                              14265
                                                                           13389                              14050
                                                                           13212                              13830
                                                                           13387                              14019
6/04                                                                       13682                              14292
                                                                           13193                              13819
                                                                           13204                              13874
                                                                           13161                              14025
                                                                           13143                              14239
                                                                           13564                              14815
                                                                           14012                              15319
                                                                           13765                              14945
                                                                           14057                              15260
                                                                           13657                              14990
                                                                           13531                              14706
                                                                           13996                              15173
6/05                                                                       13969                              15195
                                                                           14601                              15760
                                                                           14643                              15616
                                                                           14803                              15742
                                                                           14623                              15480
                                                                           15228                              16065
                                                                           15360                              16070
                                                                           15842                              16496
                                                                           15788                              16540
                                                                           15977                              16746
                                                                           16240                              16971
                                                                           15750                              16483
6/06                                                                       15505                              16505
                                                                           15511                              16607
                                                                           15947                              17001
                                                                           16315                              17439
                                                                           16883                              18007
                                                                           17375                              18349
                                                                           17611                              18606
                                                                           17871                              18892
                                                                           17571                              18524
                                                                           17793                              18730
                                                                           18565                              19560
                                                                           19549                              20242
6/07                                                                       19421                              19905

    --- STOCK IA                               --- S&P 500 INDEX
        $10,000 starting value                     $10,000 starting value
        $19,421 ending value                       $19,905 ending value

S&P 500 INDEX is a market capitalization weighted price index composed of 500 widely held common stocks.

You cannot invest directly in the index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

AVERAGE ANNUAL RETURNS(2) (as of 6/30/07)

                YTD*   1 YEAR  5 YEAR  10 YEAR
---------------------------------------------------
Stock IA       10.28%  25.25%  10.64%    6.86%
---------------------------------------------------
Stock IB(3)    10.14%  24.94%  10.36%    6.63%
---------------------------------------------------
S&P 500 Index   6.98%  20.60%  10.71%    7.13%
---------------------------------------------------

* Year to date returns ("YTD") are not annualized.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1) Growth of a $10,000 investment in Class IB shares will vary from the results seen on this page due to differences in the expense charged to this share class.
(2) Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.
(3) Class IB shares commenced on April 1, 1998. Class IB share performance prior to that date reflects Class IA share performance adjusted to reflect the 12b-1 fee of 0.25% applicable to Class IB shares. The performance after such date reflects actual Class IB share performance.

The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund's performance.

PORTFOLIO MANAGERS

STEVEN T. IRONS, CFA                                                  PETER I. HIGGINS, CFA
Senior Vice President, Partner                                        Vice President

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

The Class IA shares of Hartford Stock HLS Fund returned 10.28% for the six-month period ended June 30, 2007, outperforming its benchmark, the S&P 500 Index, which returned 6.98% for the same period. The Fund also outperformed the 7.21% return of the average fund in the Lipper Large Cap Core Fund peer group, a group of funds with investment strategies similar to those of the Fund.

WHY DID THE FUND PERFORM THIS WAY?

U.S. equity markets advanced during the period, supported by continued strength in corporate earnings and a solidifying global economy. U.S. mid cap equities (+9.9%) outpaced small (+6.5%) and large cap (+7.0%) stocks as measured by the Russell Mid Cap Index, Russell 2000 Index and S&P 500 Index, respectively. In another change in leadership, U.S. growth stocks outpaced their value peers, as the Russell 3000 Growth Index returned (+8.2%) versus a Russell 3000 Value Index return of (+6.0%). Within the index, Energy (+17.1%), Materials (+15.8%), and Telecommunication Services (+15.5%) led performance while Financials (-0.8%) and Consumer Discretionary (2.9%) lagged the broader market.

The Fund outperformed the S&P 500 Index due primarily to strong stock selection, although sector allocation weightings also contributed to positive relative returns. Strong security selection within the Information Technology, Materials, and Consumer Staples sectors more than offset weaker selection within the Consumer Discretionary sector. In addition, an underweight (i.e. the Fund's sector position was less than the benchmark position) position in lagging Financials stocks boosted returns.

Stocks that contributed most to both relative (i.e. performance of the Fund as measured against the benchmark) and absolute (i.e. total return) results included Elan (Health Care) and First Data (Information Technology). Dublin-based biotechnology company Elan's shares gained on investor optimism for promising drugs, including Bapineuzumab, a new antibody drug for treating Alzheimer's disease. We maintain our position in the holding. Software and Services firm First Data's stock experienced a sharp increase in price after the company agreed to be acquired by private equity investors. We eliminated our position and took profits. Among other top relative contributors during the period was Brazilian diversified metals and mining company Companhia Vale do Rio Doce. The stock price rose as the company benefited from tight iron ore markets and the successful refinancing of debt associated with the acquisition of Inco. Metals and mining

--------------------------------------------------------------------------------

company Alcoa was among top contributors to absolute returns. Shares of this aluminum company rose after it announced a takeover offer for Alcan, Canada's biggest aluminum producer, which would create the world's largest aluminum company.

Among top relative and absolute detractors from returns were D R Horton (Consumer Discretionary), XM Satellite (Consumer Discretionary), and Sanofi-Aventis (Health Care). Shares of homebuilder D R Horton fell as the company felt the pressures of the tighter mortgage lending standards and forecasted a dim outlook for the remainder of 2007. Satellite radio service company XM Satellite's stock tumbled with news and controversy surrounding the proposed merger with Sirius. Shares of French pharmaceutical company Sanofi-Aventis fell after the FDA did not approve their anti-obesity drug Acomplia (rimonabant). Among other top detractors was retailer Circuit City. Shares declined as the company suffered from operating disappointments and a difficult consumer environment. We maintained our position in all four stocks as of the end of the period.

WHAT IS THE OUTLOOK?

Hartford Stock HLS Fund is managed with a large cap, core approach. We apply a bottom-up investment process in constructing a diversified portfolio. We look for companies that exhibit the following qualities: industry leadership, strong balance sheets, solid management, high return on equity, accelerating earnings, and/or attractive valuation with a catalyst. At the end of June, this bottom-up approach resulted in overweight (i.e. the Fund's sector position was greater than the benchmark position) positions relative to the S&P 500 Index in Information Technology and Health Care and underweight positions in Utilities and Energy.

DIVERSIFICATION BY INDUSTRY
as of June 30, 2007

                                                      PERCENTAGE OF
INDUSTRY                                               NET ASSETS
-------------------------------------------------------------------
Basic Materials                                             4.1%
-------------------------------------------------------------------
Capital Goods                                               0.9
-------------------------------------------------------------------
Consumer Cyclical                                           6.3
-------------------------------------------------------------------
Consumer Staples                                            7.2
-------------------------------------------------------------------
Energy                                                      8.4
-------------------------------------------------------------------
Finance                                                    23.3
-------------------------------------------------------------------
Health Care                                                 9.4
-------------------------------------------------------------------
Services                                                    8.7
-------------------------------------------------------------------
Technology                                                 30.1
-------------------------------------------------------------------
Utilities                                                   1.3
-------------------------------------------------------------------
Short-Term Investments                                      5.8
-------------------------------------------------------------------
Other Assets and Liabilities                               (5.5)
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

Hartford Total Return Bond HLS Fund inception 8/31/1977
(subadvised by Hartford Investment Management Company)

PERFORMANCE OVERVIEW 6/30/97 - 6/30/07
Growth of a $10,000 investment(1)

(LINE GRAPH)

                                                                                               LEHMAN BROTHERS U.S AGGREGATE BOND
                                                                  TOTAL RETURN BOND IA                       INDEX
                                                                  --------------------         ----------------------------------
6/97                                                                     10000                                10000
                                                                         10338                                10270
                                                                         10231                                10183
                                                                         10392                                10333
                                                                         10525                                10483
                                                                         10592                                10531
                                                                         10736                                10638
                                                                         10884                                10774
                                                                         10875                                10765
                                                                         10927                                10802
                                                                         10974                                10858
                                                                         11091                                10961
6/98                                                                     11196                                11054
                                                                         11192                                11078
                                                                         11291                                11258
                                                                         11590                                11522
                                                                         11466                                11461
                                                                         11582                                11526
                                                                         11611                                11561
                                                                         11702                                11643
                                                                         11405                                11439
                                                                         11474                                11502
                                                                         11533                                11539
                                                                         11380                                11437
6/99                                                                     11313                                11400
                                                                         11289                                11353
                                                                         11268                                11347
                                                                         11378                                11479
                                                                         11422                                11521
                                                                         11429                                11520
                                                                         11377                                11465
                                                                         11356                                11427
                                                                         11493                                11565
                                                                         11670                                11718
                                                                         11651                                11684
                                                                         11658                                11678
6/00                                                                     11925                                11921
                                                                         12000                                12029
                                                                         12152                                12204
                                                                         12229                                12280
                                                                         12261                                12362
                                                                         12445                                12564
                                                                         12741                                12798
                                                                         13037                                13007
                                                                         13109                                13120
                                                                         13143                                13185
                                                                         13120                                13130
                                                                         13196                                13209
6/01                                                                     13181                                13259
                                                                         13494                                13556
                                                                         13664                                13712
                                                                         13698                                13871
                                                                         13943                                14161
                                                                         13891                                13965
                                                                         13847                                13876
                                                                         13899                                13988
                                                                         13958                                14124
                                                                         13763                                13890
                                                                         14048                                14159
                                                                         14198                                14279
6/02                                                                     14195                                14402
                                                                         14226                                14576
                                                                         14500                                14823
                                                                         14626                                15063
                                                                         14699                                14993
                                                                         14863                                14989
                                                                         15243                                15299
                                                                         15372                                15313
                                                                         15615                                15524
                                                                         15635                                15512
                                                                         15838                                15640
                                                                         16201                                15932
6/03                                                                     16193                                15900
                                                                         15712                                15366
                                                                         15836                                15468
                                                                         16257                                15877
                                                                         16151                                15729
                                                                         16226                                15767
                                                                         16439                                15928
                                                                         16584                                16056
                                                                         16720                                16229
                                                                         16818                                16351
                                                                         16422                                15926
                                                                         16363                                15862
6/04                                                                     16443                                15951
                                                                         16585                                16110
                                                                         16873                                16417
                                                                         16945                                16461
                                                                         17114                                16599
                                                                         17049                                16467
                                                                         17199                                16619
                                                                         17286                                16723
                                                                         17234                                16624
                                                                         17133                                16539
                                                                         17358                                16763
                                                                         17502                                16944
6/05                                                                     17630                                17036
                                                                         17521                                16881
                                                                         17719                                17098
                                                                         17547                                16922
                                                                         17402                                16788
                                                                         17469                                16862
                                                                         17620                                17022
                                                                         17648                                17023
                                                                         17686                                17080
                                                                         17540                                16912
                                                                         17525                                16881
                                                                         17499                                16863
6/06                                                                     17522                                16899
                                                                         17734                                17128
                                                                         18000                                17390
                                                                         18145                                17543
                                                                         18296                                17659
                                                                         18517                                17864
                                                                         18467                                17760
                                                                         18488                                17753
                                                                         18765                                18026
                                                                         18753                                18027
                                                                         18862                                18124
                                                                         18700                                17987
6/07                                                                     18605                                17934

    --- TOTAL RETURN BOND IA              --- LEHMAN BROTHERS U.S. AGGREGATE BOND INDEX
        $10,000 starting value                $10,000 starting value
        $18,605 ending value                  $17,934 ending value

LEHMAN BROTHERS U.S. AGGREGATE BOND INDEX is an unmanaged index and is composed of securities from the Lehman Brothers Government/Credit Bond Index, Mortgage-Backed Securities Index, Asset-Backed Securities Index and Commercial Mortgage-Backed Securities Index.

You cannot invest directly in the index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

AVERAGE ANNUAL RETURNS(2) (as of 6/30/07)

                                YTD*   1 YEAR  5 YEAR  10 YEAR
-------------------------------------------------------------------
Total Return Bond IA            0.75%   6.18%   5.56%    6.41%
-------------------------------------------------------------------
Total Return Bond IB(3)         0.63%   5.92%   5.30%    6.17%
-------------------------------------------------------------------
Lehman Brothers U.S. Aggregate
  Bond Index                    0.98%   6.12%   4.48%    6.01%
-------------------------------------------------------------------

* Year to date returns ("YTD") are not annualized.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1) Growth of a $10,000 investment in Class IB shares will vary from the results seen on this page due to differences in the expense charged to this share class.
(2) Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.
(3) Class IB shares commenced on April 1, 1998. Class IB share performance prior to that date reflects Class IA share performance adjusted to reflect the 12b-1 fee of 0.25% applicable to Class IB shares. The performance after such date reflects actual Class IB share performance.

The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund's performance.

PORTFOLIO MANAGER

NASRI TOUTOUNGI
Managing Director

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

The Class IA shares of Hartford Total Return Bond HLS Fund returned 0.75% for the six months ended June 30, 2007, versus its benchmark, the Lehman Brothers U.S. Aggregate Bond Index, which returned 0.98%, and the Lipper VA Intermediate Investment Grade Funds category, a group of funds with investment strategies similar to those of the Fund, which returned 0.63%.

WHY DID THE FUND PERFORM THIS WAY?

During the six-month period ended June 30, 2007, yields rose across most maturities as the yield curve steepened; the two-year Treasury yield increased 5 basis points to 4.86% and the 10-year Treasury yield increased 32 basis points to 5.02%. We modified the allocation of investments along the yield curve to take advantage of this steepening trend. Weak economic data throughout the first quarter and the anticipation of increased housing-related pressures led to the implementation of a long duration (i.e. sensitivity to changes in interest rates) position which detracted from the Fund's performance as interest rates rose.

Sector allocation decisions were beneficial to the Fund's relative (i.e. performance of the Fund as measured against the benchmark) performance, driven primarily by out-of-benchmark allocations to high yield corporate bonds and bank loans, as the Lehman Brothers High Yield Corporate Bond Index outperformed the Lehman Brothers U.S. Aggregate Bond Index by 1.81%. An overweight (i.e. the Fund's sector position was greater than the benchmark position) to commercial mortgage-backed securities (CMBS) underperformed the Lehman Brothers U.S. Aggregate Bond Index over the period.

Security selection in the emerging markets, agency, and asset-backed securities
(ABS) sectors was additive to total return performance. Exposure to the home equity asset-backed sector was selectively increased after the initial wave of weakness that occurred as a result of sub-prime mortgage concerns. Security selection in the investment grade corporate sector detracted from performance, primarily due to the underperformance of issuers in the finance sector.

WHAT IS THE OUTLOOK?

A higher level of concern and asset volatility may be with us for the near term. One reason is that the economy's growth rate appears to have rebounded sharply from the first to the second quarter, leading to concerns that the Federal Reserve may keep short term rates higher longer than previously expected. Another

--------------------------------------------------------------------------------

reason is concern about credit quality in a number of sectors: the higher risk categories tied to sub-prime mortgages and various classes of high yield bonds in particular will likely lead to further investor caution, keeping yields relatively higher versus U.S. Treasuries until it is clear the problems are either contained or less than originally feared.

In general, we are optimistic that bond valuations, away from U.S. Treasuries will become increasingly attractive, reflective of their continued underlying fundamental strength: corporate cash flow and earnings are still solid and balance sheets remain generally sound. We find particular value at this point in agency mortgage securities and the financial sector. Also, we are revisiting the high yield sector; as was the case late last year. Given our fundamental outlook, current weakness in the sector is making valuations more attractive.

DIVERSIFICATION BY INDUSTRY
as of June 30, 2007

                                                      PERCENTAGE OF
INDUSTRY                                               NET ASSETS
-------------------------------------------------------------------
Basic Materials                                             1.7%
-------------------------------------------------------------------
Capital Goods                                               0.3
-------------------------------------------------------------------
Consumer Cyclical                                           1.9
-------------------------------------------------------------------
Consumer Staples                                            0.7
-------------------------------------------------------------------
Energy                                                      2.0
-------------------------------------------------------------------
Finance                                                    32.2
-------------------------------------------------------------------
Foreign Governments                                         3.3
-------------------------------------------------------------------
General Obligations                                         0.2
-------------------------------------------------------------------
Health Care                                                 2.3
-------------------------------------------------------------------
Services                                                    4.8
-------------------------------------------------------------------
Technology                                                  6.1
-------------------------------------------------------------------
Transportation                                              0.8
-------------------------------------------------------------------
U.S. Government Agencies                                   38.5
-------------------------------------------------------------------
U.S. Government Securities                                  2.8
-------------------------------------------------------------------
Utilities                                                   1.3
-------------------------------------------------------------------
Short-Term Investments                                     28.2
-------------------------------------------------------------------
Other Assets and Liabilities                              (27.1)
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

DISTRIBUTION BY CREDIT QUALITY
as of June 30, 2007

                                                      PERCENTAGE OF
                                                        LONG-TERM
RATING                                                  HOLDINGS
-------------------------------------------------------------------
AAA                                                        55.2%
-------------------------------------------------------------------
AA                                                          4.1
-------------------------------------------------------------------
A                                                          12.2
-------------------------------------------------------------------
BBB                                                        10.6
-------------------------------------------------------------------
BB                                                         10.3
-------------------------------------------------------------------
B                                                           3.7
-------------------------------------------------------------------
CCC                                                         1.2
-------------------------------------------------------------------
C                                                           0.0
-------------------------------------------------------------------
NR                                                          2.7
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

Hartford U.S. Government Securities HLS Fund inception 3/24/1987
(subadvised by Hartford Investment Management Company)

PERFORMANCE OVERVIEW 6/30/97 - 6/30/07
Growth of a $10,000 investment(1)

(LINE GRAPH)

                                                                                               LEHMAN BROTHERS INTERMEDIATE GOV'T
                                                             U.S. GOVERNMENT SECURITIES IA                 BOND INDEX
                                                             -----------------------------     ----------------------------------
6/97                                                                     10000                                10000
                                                                         10252                                10184
                                                                         10169                                10145
                                                                         10320                                10256
                                                                         10455                                10376
                                                                         10485                                10399
                                                                         10600                                10483
                                                                         10748                                10619
                                                                         10728                                10608
                                                                         10767                                10640
                                                                         10810                                10691
                                                                         10922                                10765
6/98                                                                     11027                                10837
                                                                         11037                                10879
                                                                         11271                                11084
                                                                         11533                                11342
                                                                         11473                                11362
                                                                         11515                                11326
                                                                         11540                                11371
                                                                         11590                                11422
                                                                         11356                                11265
                                                                         11418                                11340
                                                                         11455                                11370
                                                                         11336                                11301
6/99                                                                     11292                                11318
                                                                         11252                                11319
                                                                         11240                                11335
                                                                         11377                                11432
                                                                         11393                                11455
                                                                         11381                                11463
                                                                         11317                                11428
                                                                         11268                                11389
                                                                         11386                                11483
                                                                         11526                                11614
                                                                         11505                                11610
                                                                         11509                                11641
6/00                                                                     11724                                11826
                                                                         11816                                11904
                                                                         11995                                12037
                                                                         12096                                12142
                                                                         12187                                12226
                                                                         12406                                12406
                                                                         12654                                12624
                                                                         12801                                12792
                                                                         12929                                12910
                                                                         12989                                13003
                                                                         12917                                12961
                                                                         12967                                13014
6/01                                                                     12991                                13056
                                                                         13262                                13300
                                                                         13399                                13418
                                                                         13646                                13705
                                                                         13870                                13919
                                                                         13674                                13754
                                                                         13603                                13688
                                                                         13694                                13746
                                                                         13848                                13861
                                                                         13671                                13651
                                                                         13930                                13907
                                                                         14049                                14004
6/02                                                                     14174                                14179
                                                                         14444                                14445
                                                                         14650                                14610
                                                                         14915                                14861
                                                                         14878                                14851
                                                                         14784                                14734
                                                                         15062                                15006
                                                                         15075                                14973
                                                                         15263                                15142
                                                                         15250                                15146
                                                                         15321                                15188
                                                                         15541                                15427
6/03                                                                     15522                                15401
                                                                         15005                                15027
                                                                         15066                                15055
                                                                         15349                                15381
                                                                         15248                                15230
                                                                         15269                                15231
                                                                         15386                                15350
                                                                         15468                                15433
                                                                         15603                                15580
                                                                         15690                                15689
                                                                         15343                                15338
                                                                         15289                                15289
6/04                                                                     15346                                15328
                                                                         15449                                15439
                                                                         15655                                15668
                                                                         15659                                15674
                                                                         15750                                15770
                                                                         15619                                15623
                                                                         15704                                15708
                                                                         15741                                15728
                                                                         15664                                15641
                                                                         15631                                15602
                                                                         15787                                15784
                                                                         15888                                15910
6/05                                                                     15934                                15962
                                                                         15820                                15826
                                                                         15992                                16002
                                                                         15878                                15879
                                                                         15797                                15812
                                                                         15854                                15877
                                                                         15948                                15973
                                                                         15961                                15972
                                                                         15976                                15974
                                                                         15917                                15925
                                                                         15926                                15940
                                                                         15922                                15945
6/06                                                                     15945                                15974
                                                                         16113                                16141
                                                                         16300                                16322
                                                                         16412                                16441
                                                                         16490                                16518
                                                                         16642                                16650
                                                                         16588                                16587
                                                                         16606                                16589
                                                                         16783                                16797
                                                                         16830                                16840
                                                                         16904                                16915
                                                                         16779                                16818
6/07                                                                     16754                                16841

    --- U.S. GOVERNMENT SECURITIES IA          --- LEHMAN BROTHERS INTERMEDIATE GOV'T
        $10,000 starting value                     BOND INDEX
        $16,754 ending value                       $10,000 starting value
                                                   $16,841 ending value

LEHMAN BROTHERS U.S. INTERMEDIATE GOVERNMENT BOND INDEX is an unmanaged index of government bonds with maturities of between one and ten years.

You cannot invest directly in the index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

AVERAGE ANNUAL RETURNS (as of 6/30/07)

                                YTD*   1 YEAR  5 YEAR  10 YEAR
-------------------------------------------------------------------
U.S. Government Securities IA   1.00%   5.07%   3.40%    5.30%
-------------------------------------------------------------------
U.S. Government Securities
  IB(2)                         0.88%   4.81%   3.14%    5.03%
-------------------------------------------------------------------
Lehman Brothers Intermediate
  Gov't Bond Index              1.53%   5.43%   3.50%    5.35%
-------------------------------------------------------------------

* Year to date returns ("YTD") are not annualized.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1) Growth of a $10,000 investment in Class IB shares will vary from the results seen on this page due to differences in the expense charged to this share class.
(2) Class IB shares commenced on May 1, 2002. Class IB share performance prior to that date reflects Class IA share performance adjusted to reflect the 12b-1 fee of 0.25% applicable to Class IB shares. The performance after such date reflects actual Class IB share performance.

The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund's performance.

PORTFOLIO MANAGERS

CHRISTOPHER HANLON                   RUSSELL M. REGENAUER
Senior Vice President                Senior Vice President

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

The Class IA shares of Hartford U.S. Government Securities HLS Fund gained 1.00% for the six-month period. In comparison, its benchmark, the Lehman Brothers Intermediate Government Bond Index, returned 1.53%. The Fund outpaced the 0.53% average return of the Lipper General U.S. Government Securities Funds category, a group of funds with investment strategies similar to those of the Fund.

WHY DID THE FUND PERFORM THIS WAY?

As the period progressed, economic activity in the U.S. rebounded from its slow pace earlier in the year. Resilient consumer spending, an inventory rebuild on the part of businesses, and strong global growth effectively eliminated the prospects for a lower federal funds rate and caused the market to instead price in a Federal Reserve on hold. As a result, longer-term interest rates increased over the course of the period.

The Fund underperformed the benchmark over the period due in part to its duration (i.e. sensitivity to changes in interest rates) exposure. The Fund started the period with less interest rate exposure than the benchmark. As rates rose toward the higher end of the three-year trading range, the duration exposure was increased, which detracted from performance in May and June as interest moved outside of the established range. Increasing interest rates caused the yield spread between two-year and 10-year treasuries to increase from negative 10 basis points to positive 15 basis points, which proved beneficial to the Fund as it was positioned for a steeper yield curve.

Sector allocations away from Treasury and agency debt detracted from performance. These sectors outperformed as the market became concerned about market exposure to sub-prime mortgages and avoided riskier assets, causing spread product (i.e. fixed income securities which yield more than Treasuries) to widen. As such, the Fund's allocations to mortgage-backed securities (MBS), commercial mortgage-backed securities (CMBS), and asset-backed securities (ABS) securities underperformed Treasury and agency debt. However, AAA rated assets did not underperform as dramatically as lower-rated bonds.

On a more positive note, security selection was a positive contributor to performance. Allocations to Small Business Administration (SBA) loans, which carry the full faith and credit of the U.S. Government, outperformed the benchmark.

WHAT IS THE OUTLOOK?

Treasury yields have broken out of their three-year range while spread product has cheapened due to risk aversion and higher rate volatility. Spread product has cheapened to attractive levels and we

--------------------------------------------------------------------------------

look to increase spread exposure, adding more MBS, ABS and CMBS at the expense of government debt, including SBA loans. We will continue to maintain a high quality, AAA rated portfolio

DISTRIBUTION BY CREDIT QUALITY
as of June 30, 2007

                                                      PERCENTAGE OF
                                                        LONG-TERM
RATING                                                  HOLDINGS
-------------------------------------------------------------------
AAA                                                        93.7%
-------------------------------------------------------------------
AA                                                          3.8
-------------------------------------------------------------------
A                                                           0.8
-------------------------------------------------------------------
BBB                                                         1.4
-------------------------------------------------------------------
NR                                                          0.3
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

COMPOSITION BY SECTOR
as of June 30, 2007

                                                      PERCENTAGE OF
SECTOR                                                 NET ASSETS
-------------------------------------------------------------------
Asset & Commercial Mortgage Backed Securities              19.9%
-------------------------------------------------------------------
Corporate Bonds: Investment Grade                           0.2
-------------------------------------------------------------------
U.S. Government Agencies                                   76.1
-------------------------------------------------------------------
U.S. Government Securities                                  5.2
-------------------------------------------------------------------
Short-Term Investments                                     32.3
-------------------------------------------------------------------
Other Assets and Liabilities                              (33.7)
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

Hartford Value HLS Fund inception 4/30/2001
(subadvised by Wellington Management Company, LLP)

PERFORMANCE OVERVIEW 4/30/01 - 6/30/07
Growth of a $10,000 investment(1)

(LINE GRAPH)

                                                                          VALUE IA                   RUSSELL 1000 VALUE INDEX
                                                                          --------                   ------------------------
4/01                                                                       10000                              10000
                                                                           10116                              10225
6/01                                                                       10070                               9998
                                                                           10103                               9977
                                                                            9795                               9577
                                                                            9140                               8903
                                                                            9130                               8826
                                                                            9720                               9339
                                                                           10006                               9559
                                                                            9831                               9486
                                                                            9806                               9501
                                                                           10026                               9950
                                                                            9559                               9609
                                                                            9597                               9657
6/02                                                                        9030                               9103
                                                                            8298                               8256
                                                                            8144                               8319
                                                                            7253                               7394
                                                                            7807                               7942
                                                                            8246                               8442
                                                                            7741                               8076
                                                                            7473                               7881
                                                                            7365                               7670
                                                                            7406                               7683
                                                                            8024                               8359
                                                                            8552                               8899
6/03                                                                        8630                               9010
                                                                            8708                               9144
                                                                            8885                               9286
                                                                            8742                               9196
                                                                            9267                               9759
                                                                            9416                               9891
                                                                            9955                              10501
                                                                           10030                              10685
                                                                           10169                              10914
                                                                           10062                              10819
                                                                            9885                              10554
                                                                           10043                              10662
6/04                                                                       10244                              10914
                                                                            9872                              10760
                                                                            9934                              10913
                                                                           10049                              11082
                                                                           10242                              11267
                                                                           10644                              11836
                                                                           11021                              12233
                                                                           10830                              12016
                                                                           11279                              12414
                                                                           11024                              12243
                                                                           10904                              12024
                                                                           11109                              12314
6/05                                                                       11185                              12448
                                                                           11590                              12809
                                                                           11575                              12753
                                                                           11754                              12932
                                                                           11475                              12603
                                                                           11864                              13018
                                                                           11917                              13096
                                                                           12383                              13604
                                                                           12529                              13687
                                                                           12660                              13873
                                                                           12998                              14225
                                                                           12724                              13866
6/06                                                                       12826                              13954
                                                                           13154                              14294
                                                                           13405                              14533
                                                                           13645                              14823
                                                                           13923                              15308
                                                                           14166                              15657
                                                                           14518                              16009
                                                                           14771                              16213
                                                                           14570                              15961
                                                                           14846                              16207
                                                                           15415                              16806
                                                                           16005                              17413
6/07                                                                       15795                              17006

    --- VALUE IA                               --- RUSSELL 1000 VALUE INDEX
        $10,000 starting value                     $10,000 starting value
        $15,795 ending value                       $17,006 ending value

RUSSELL 1000 VALUE INDEX is an unmanaged index measuring the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values.

You cannot invest directly in the index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

AVERAGE ANNUAL RETURNS(2) (as of 6/30/07)

                                                      SINCE
                          YTD*    1 YEAR   5 YEAR   INCEPTION
------------------------------------------------------------------
Value IA                  8.80%   23.15%   11.83%     7.69%
------------------------------------------------------------------
Value IB                  8.66%   22.85%   11.55%     7.44%
------------------------------------------------------------------
Russell 1000 Value Index  6.23%   21.87%   13.31%     8.99%
------------------------------------------------------------------

* Year to date returns ("YTD") are not annualized.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1) Growth of a $10,000 investment in Class IB shares will vary from the results seen on this page due to differences in the expense charged to this share class.
(2) Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.

The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund's performance.

PORTFOLIO MANAGER

JOHN R. RYAN, CFA
Senior Vice President, Partner
--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

For the six-month period ending June 30, 2007, the Class IA shares of Hartford Value HLS Fund returned 8.80% outperforming both the Russell 1000 Value Index return of 6.23% and the Lipper Large Cap Value VA-UF peer group average return of 7.00%, a group of funds with investment strategies similar to those of the Fund.

WHY DID THE FUND PERFORM THIS WAY?

During the period, U.S. equities posted strong returns supporting the Fund's positive absolute (i.e. total return) return. Within the Fund's Russell 1000 Value Index benchmark, nine out of ten sectors posted positive returns. Materials, Telecommunication Services and Energy posted the largest returns, while Financials lagged the benchmark. Mid cap stocks outperformed both large and small cap stocks. The Russell 2000 Index, a small cap index returned 6.45%, compared to the S&P 500 Index, a large cap index return of 6.98% and the S&P 400 MidCap Index return of 11.98%.

Strong positive stock selection within nine of the ten broad economic sectors contributed to the Fund's outperformance versus its benchmark. Stock selection was strongest within Consumer Staples, Energy, Information Technology and Health Care. In addition, the Fund's underweight (i.e. the Fund's sector position was less than the benchmark position) allocation to Financials and overweight (i.e. the Fund's sector position was greater than the benchmark position) to Industrials was additive to performance. The top three relative (i.e. performance of the Fund as measured against the benchmark) contributors to performance were National-Oilwell (Energy), Tyson Foods (Consumer Staples) and EMC (Information Technology). In addition, AT&T (Telecommunication Services) was the top performing stock on an absolute basis. National-Oilwell's order backlog continued to strengthen due to strong rig equipment demand, particularly from the offshore and deepwater sectors. We eliminated National-Oilwell during the period as it reached our price target. Tyson Foods' shares benefited from management's ability to continue to execute on their cost savings initiative despite higher grain (input) costs. EMC's shares benefited from the company's preparation to IPO 10% of its rapidly growing VMware subsidiary. AT&T's shares continue to benefit from cost synergies following the company's merger with Bellsouth and also from firmer pricing.

Key detractors on a relative basis included Host Hotels and Resorts (Real Estate), Boston Scientific (Health Care) and Allstate (Financials). Not owning Valero Energy, a strong performer during the period, also detracted from performance. On an absolute basis, the top detractors from performance were two Financials stocks, Bank of America and Citigroup. An industry-wide slowdown in revenue growth and a significant decline in the U.S. REIT (real-estate investment trust) market caused Host's stock to underperform. Boston Scientific's shares continued to disappoint

--------------------------------------------------------------------------------

as they failed to regain market share after last year's recall of their cardiac defibrillator. We eliminated our position in Boston Scientific stock during the period. Allstate's shares declined as the market focused on soft premium growth and worsening trends in losses. The financial sector has underperformed due to continued pricing pressures in the banking industry as well as emerging credit issues, particularly sub-prime mortgages. We have tried to position the Fund in names with limited exposure to sub-prime loans, and also have more diversified revenue streams to offset the competitive pressures in the industry, such as Citigroup and Bank of America.

WHAT IS THE OUTLOOK?

The economy is behaving according to consensus. Domestic GDP growth has decelerated, while growth has remained strong outside the U.S. We are not changing our outlook for 3-4% global and 2-3% domestic GDP growth. We believe there is adequate global economic strength to support growth in global corporate profits, although we expect a deceleration to the single digit range. While commodity inflation is real and sustainable, overall inflation should remain in the 2-3% range. The market seems overly obsessed with the near-term corrections in the capital markets, such as the sub-prime sector. As the markets begin to demand greater returns for risk, these events should continue to rotate through the system one sub-sector at a time. However, we do not expect these sub-sector problems to derail global growth.

At the end of the period, relative to the Russell 1000 Value Index, the Fund was most overweight Consumer Staples and Information Technology and most underweight Financials, Consumer Discretionary and Utilities.

DIVERSIFICATION BY INDUSTRY
as of June 30, 2007

                                                      PERCENTAGE OF
INDUSTRY                                               NET ASSETS
-------------------------------------------------------------------
Basic Materials                                             5.2%
-------------------------------------------------------------------
Capital Goods                                               5.9
-------------------------------------------------------------------
Consumer Cyclical                                           7.2
-------------------------------------------------------------------
Consumer Staples                                            5.8
-------------------------------------------------------------------
Energy                                                     13.3
-------------------------------------------------------------------
Finance                                                    29.1
-------------------------------------------------------------------
Health Care                                                 7.2
-------------------------------------------------------------------
Services                                                    2.6
-------------------------------------------------------------------
Technology                                                 17.4
-------------------------------------------------------------------
Transportation                                              2.1
-------------------------------------------------------------------
Utilities                                                   3.5
-------------------------------------------------------------------
Short-Term Investments                                      5.2
-------------------------------------------------------------------
Other Assets and Liabilities                               (4.5)
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

Hartford Value Opportunities HLS Fund inception 5/1/1996
(subadvised by Wellington Management Company, LLP)

PERFORMANCE OVERVIEW 6/30/97 - 6/30/07
Growth of a $10,000 investment(1)

(LINE GRAPH)

                                                 VALUE OPPORTUNITIES IA     RUSSELL 1000 VALUE INDEX    RUSSELL 3000 VALUE INDEX
                                                 ----------------------     ------------------------    ------------------------
6/97                                                      10000                       10000                       10000
                                                          10537                       10752                       10719
                                                          10177                       10369                       10390
                                                          10662                       10996                       11025
                                                          10370                       10689                       10717
                                                          10821                       11161                       11156
                                                          11034                       11487                       11486
                                                          11112                       11325                       11319
                                                          11766                       12087                       12074
                                                          12237                       12826                       12788
                                                          12284                       12912                       12871
                                                          12022                       12721                       12655
6/98                                                      12176                       12884                       12795
                                                          11743                       12656                       12500
                                                          10015                       10773                       10632
                                                          10429                       11391                       11241
                                                          11083                       12273                       12067
                                                          11721                       12845                       12610
                                                          12098                       13282                       13037
                                                          12275                       13389                       13110
                                                          11957                       13200                       12870
                                                          12291                       13473                       13110
                                                          13166                       14731                       14332
                                                          12853                       14569                       14216
6/99                                                      13370                       14992                       14637
                                                          12963                       14553                       14214
                                                          12563                       14013                       13687
                                                          12027                       13523                       13224
                                                          12526                       14302                       13911
                                                          12569                       14190                       13814
                                                          13182                       14258                       13904
                                                          12652                       13793                       13457
                                                          11905                       12768                       12580
                                                          13754                       14326                       14003
                                                          13851                       14160                       13856
                                                          14048                       14309                       13978
6/00                                                      13179                       13655                       13410
                                                          13491                       13826                       13596
                                                          14507                       14595                       14342
                                                          14153                       14729                       14460
                                                          15214                       15091                       14789
                                                          14713                       14531                       14255
                                                          15619                       15259                       15022
                                                          16334                       15317                       15103
                                                          15901                       14891                       14710
                                                          15123                       14365                       14210
                                                          16254                       15070                       14904
                                                          16263                       15408                       15242
6/01                                                      16147                       15066                       14970
                                                          15713                       15034                       14917
                                                          14888                       14432                       14357
                                                          13230                       13416                       13306
                                                          13420                       13301                       13223
                                                          14433                       14074                       14004
                                                          15221                       14406                       14371
                                                          14821                       14295                       14282
                                                          14689                       14318                       14310
                                                          15182                       14995                       15016
                                                          14209                       14481                       14581
                                                          13874                       14553                       14608
6/02                                                      12615                       13718                       13811
                                                          11527                       12443                       12470
                                                          11712                       12537                       12553
                                                          10304                       11143                       11193
                                                          11228                       11968                       11974
                                                          12138                       12722                       12741
                                                          11423                       12169                       12188
                                                          11163                       11875                       11890
                                                          10811                       11558                       11567
                                                          10824                       11577                       11594
                                                          12084                       12597                       12620
                                                          13038                       13410                       13467
6/03                                                      13211                       13577                       13640
                                                          13386                       13780                       13878
                                                          13964                       13994                       14117
                                                          13949                       13858                       13977
                                                          14838                       14706                       14854
                                                          15332                       14905                       15084
                                                          16207                       15824                       15983
                                                          16731                       16102                       16285
                                                          16998                       16447                       16632
                                                          16812                       16303                       16515
                                                          16397                       15905                       16076
                                                          16559                       16067                       16242
6/04                                                      17044                       16447                       16660
                                                          16443                       16215                       16380
                                                          16513                       16446                       16607
                                                          16833                       16701                       16897
                                                          17317                       16978                       17177
                                                          18295                       17837                       18100
                                                          19266                       18434                       18691
                                                          18695                       18107                       18326
                                                          19351                       18707                       18912
                                                          19056                       18450                       18642
                                                          18382                       18120                       18255
                                                          19181                       18556                       18749
6/05                                                      19581                       18759                       19008
                                                          20171                       19302                       19604
                                                          20134                       19218                       19486
                                                          19917                       19488                       19732
                                                          19321                       18993                       19232
                                                          20427                       19617                       19877
                                                          20869                       19734                       19972
                                                          21705                       20501                       20824
                                                          21769                       20626                       20939
                                                          22026                       20905                       21289
                                                          22704                       21437                       21785
                                                          22013                       20895                       21202
6/06                                                      21871                       21029                       21349
                                                          21687                       21540                       21792
                                                          22147                       21900                       22183
                                                          22669                       22337                       22604
                                                          23653                       23068                       23381
                                                          24493                       23595                       23927
                                                          24839                       24124                       24434
                                                          25398                       24433                       24751
                                                          25397                       24052                       24373
                                                          25598                       24424                       24742
                                                          26549                       25326                       25597
                                                          27845                       26240                       26522
6/07                                                      27381                       25627                       25902

    --- VALUE OPPORTUNITIES IA  -- RUSSELL 1000 VALUE INDEX  --- RUSSELL 3000 VALUE
        $10,000 starting value     $10,000 starting value        INDEX
        $27,381 ending value       $25,627 ending value          $10,000 starting value
                                                                 $25,902 ending value

RUSSELL 3000 VALUE INDEX is an unmanaged index measuring the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values.

RUSSELL 1000 VALUE INDEX is an unmanaged index measuring the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values.

You cannot invest directly in an index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

AVERAGE ANNUAL RETURNS (as of 6/30/07)

                           YTD*    1 YEAR   5 YEAR   10 YEAR
-----------------------------------------------------------------
Value Opportunities IA    10.23%   25.19%   16.76%   10.60%
-----------------------------------------------------------------
Value Opportunities
  IB(2)                   10.10%   24.88%   16.47%   10.32%
-----------------------------------------------------------------
Russell 1000 Value Index   6.23%   21.87%   13.31%    9.87%
-----------------------------------------------------------------
Russell 3000 Value Index   6.01%   21.33%   13.40%    9.99%
-----------------------------------------------------------------

* Year to date returns ("YTD") are not annualized.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1) Growth of a $10,000 investment in Class IB shares will vary from the results seen on this page due to differences in the expense charged to this share class.

(2) Class IB shares commenced on May 1, 2002. Class IB share performance prior to that date reflects Class IA share performance adjusted to reflect the 12b-1 fee of 0.25% applicable to Class IB shares. The performance after such date reflects actual Class IB share performance.

The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund's performance.

PORTFOLIO MANAGERS

DAVID R. FASSNACHT, CFA      JAMES N. MORDY               DAVID W. PALMER, CFA
Senior Vice President,       Senior Vice President,       Vice President
Partner                      Partner

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

The Class IA shares of Hartford Value Opportunities HLS Fund returned 10.23% for the six-month period ended June 30, 2007, outperforming both the benchmark, the Russell 3000 Value Index, which returned 6.01% for the same period, and the 7.53% return of the average fund in the Lipper Multi Cap Value VP-UF peer group, a group of funds with investment strategies similar to those of the Fund.

WHY DID THE FUND PERFORM THIS WAY?

During the period, U.S. equities continued to advance fueled by strong M&A activity, positive macroeconomic trends such as stable GDP (gross domestic product) growth, and the Federal Reserve's decision to hold rates steady for the time being. Long-term interest rates rose, as economic growth quickened and higher food and energy costs pressured headline inflation. Equity investors are now more fully discounting the ongoing turmoil in the U.S. mortgage market, while fixed income investors are demanding more favorable terms in financing corporate buyouts. In this environment, the Russell 1000 Value Index underperformed the S&P 500 Index by 75 basis points and mid-cap stocks outperformed both large and small caps. The Fund's participation in all three market cap asset classes (small, mid and large caps), which reflects the results of our fundamental individual stock research, was additive to performance.

The Fund's outperformance versus the Russell 3000 Value Index was driven by a combination of strong stock selection and the Fund's overall sector allocation. Stock selection was strongest within Financials, Consumer Discretionary and Materials. In addition, the Fund's overweight (i.e. the Fund's sector position was greater than the benchmark position) allocations in Information Technology and Materials and underweights (i.e. the Fund's sector position was less than the benchmark position) in Financials and Telecommunication Services were additive to performance.

The three largest relative (i.e. performance of the Fund as measured against the benchmark) and absolute (i.e. total return) contributors were: Owens-Illinois (Materials), whose shares surged as the market became enthusiastic about industry consolidation and the divestiture of O-I's plastics business, which brought in proceeds above expectations; Cinram International (Consumer Discretionary), whose shares responded to the announcement of a meaningful share buyback program and new distribution deals in the video game and cell phone distribution markets, diversifying Cinram's revenue stream; and Goodrich (Industrials), whose earnings came in ahead of expectations given the successful turnaround of its airframes business and strong aftermarket

--------------------------------------------------------------------------------

demand. We held our positions in these stocks at the end of the period.

Key detractors from relative performance included U.S. Airways (Industrials), whose shares declined due to disappointment over the company's inability to convert high utilization of seat capacity into improved revenue per seat-mile, and passenger frustration due to Information Technology issues, and Sanofi-Aventis (Health Care), whose shares struggled as the advisory panel for the U.S. FDA recommended rejection of its weight loss drug Accomplia. In addition, Bank of America (Financials) was a significant detractor on an absolute basis. The financial sector has underperformed due to continued pricing pressures in the banking industry as well as emerging credit issues, particularly sub-prime mortgages. We have tried to position the Fund in names with limited exposure to sub-prime loans, and also have invested in companies with diversified revenue streams which offset the competitive pressures in the industry, such as Bank of America. We held our positions in these stocks at the end of the period.

WHAT IS THE OUTLOOK?

The market continues to be whipsawed between equally strong feelings of comfort and trepidation about the outlook for the macro economy and the trajectory of corporate earnings. Job growth appears satisfactory, BRIC (Brazil, Russia, India and China) economies are still growing strongly, and core CPI (Consumer Price Index) has moderated. On the other hand, consumer sentiment indicators have worsened, along with housing-related metrics such as starts and permits, which suggests weak consumer spending growth in the near term. Overall we still see U.S. economic activity growing modestly, but not stalling, during the remainder of the year, and expect slower earnings growth for the market as a whole.

While finding truly cheap stocks is more challenging than several years ago due to the compression of valuation spreads, we do see a number of good values available in the market. As of the end of the period, the Fund was overweight Information Technology, Consumer Discretionary, Materials, Health Care and Industrials, relative to the benchmark. Underweight positions were in Financials, Utilities, Telecommunication Services, Consumer Staples and Energy, which seem expensive relative to their growth prospects.

DIVERSIFICATION BY INDUSTRY
as of June 30, 2007

                                                      PERCENTAGE OF
INDUSTRY                                               NET ASSETS
-------------------------------------------------------------------
Basic Materials                                             7.5%
-------------------------------------------------------------------
Capital Goods                                               6.1
-------------------------------------------------------------------
Consumer Cyclical                                           6.4
-------------------------------------------------------------------
Consumer Staples                                            3.8
-------------------------------------------------------------------
Energy                                                      9.4
-------------------------------------------------------------------
Finance                                                    27.4
-------------------------------------------------------------------
Health Care                                                 7.4
-------------------------------------------------------------------
Services                                                    8.3
-------------------------------------------------------------------
Technology                                                 19.4
-------------------------------------------------------------------
Transportation                                              3.4
-------------------------------------------------------------------
Short-Term Investments                                     13.6
-------------------------------------------------------------------
Other Assets and Liabilities                              (12.7)
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

 HARTFORD ADVISERS HLS FUND

 SCHEDULE OF INVESTMENTS
 JUNE 30, 2007 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                   MARKET
  SHARES                                                          VALUE (W)
----------                                                       -----------
COMMON STOCK -- 65.6%
             BASIC MATERIALS -- 2.8%
     1,125   Alcoa, Inc. ......................................  $    45,592
       648   Cameco Corp. (G)..................................       32,869
       850   E.I. DuPont de Nemours & Co. .....................       43,234
       601   Freeport-McMoRan Copper & Gold, Inc. (G)..........       49,775
     1,215   Newmont Mining Corp. .............................       47,466
     1,010   Uranium One, Inc. (D).............................       12,872
                                                                 -----------
                                                                     231,808
                                                                 -----------
             CAPITAL GOODS -- 0.6%
       577   Caterpillar, Inc. (G).............................       45,187
                                                                 -----------
             CONSUMER CYCLICAL -- 4.2%
       846   Best Buy Co., Inc. (G)............................       39,464
    11,241   Buck Holdings L.P. (A)(D)(H)......................       10,117
     2,133   Circuit City Stores, Inc. ........................       32,167
     2,370   D.R. Horton, Inc. (G).............................       47,232
     1,532   Home Depot, Inc. .................................       60,300
     2,448   Lowe's Cos., Inc. (G).............................       75,138
       677   Supervalu, Inc. ..................................       31,368
       948   Wal-Mart Stores, Inc. ............................       45,628
                                                                 -----------
                                                                     341,414
                                                                 -----------
             CONSUMER STAPLES -- 4.7%
       703   Bunge Ltd. Finance Corp. (G)......................       59,370
         9   Japan Tobacco, Inc. (A)...........................       45,285
       882   Kraft Foods, Inc. ................................       31,076
     1,473   PepsiCo, Inc. ....................................       95,524
     2,505   Procter & Gamble Co. .............................      153,299
                                                                 -----------
                                                                     384,554
                                                                 -----------
             ENERGY -- 5.4%
       771   Chesapeake Energy Corp. (G).......................       26,690
       207   CNOOC Ltd. ADR (G)................................       23,557
       375   ConocoPhillips Holding Co. .......................       29,422
       728   EnCana Corp. .....................................       44,705
       913   Exxon Mobil Corp. ................................       76,616
     1,561   Halliburton Co. (G)...............................       53,848
     1,882   OAO Gazprom ADR (K)...............................       78,868
     1,467   Occidental Petroleum Corp. .......................       84,904
       448   XTO Energy, Inc. .................................       26,943
                                                                 -----------
                                                                     445,553
                                                                 -----------
             FINANCE -- 15.3%
     6,340   Akbank T.A.S (A)..................................       35,013
     1,793   American International Group, Inc. ...............      125,550
     7,418   Amvescap plc (A)..................................       95,587
     2,140   Bank of America Corp. ............................      104,615
       940   Bank of New York Co., Inc. .......................       38,941
     1,538   Capital One Financial Corp. (G)...................      120,648
     2,446   Citigroup, Inc. ..................................      125,443
       823   Commerce Bancorp, Inc. (G)........................       30,458
     1,492   Countrywide Financial Corp. (G)...................       54,245
     1,741   E*Trade Financial Corp. (D).......................       38,467
       339   Goldman Sachs Group, Inc. ........................       73,500
     1,164   ING Groep N.V. ADR................................       51,190

                                                                   MARKET
  SHARES                                                          VALUE (W)
----------                                                       -----------
             FINANCE -- (CONTINUED)
       390   Julius Baer Holding Ltd. (A)......................  $    27,913
         3   Mitsubishi UFJ Financial Group, Inc. (A)..........       30,130
     1,057   State Street Corp. (G)............................       72,306
     1,078   UBS AG............................................       64,686
     2,124   UnitedHealth Group, Inc. .........................      108,632
     2,571   Western Union Co. ................................       53,552
                                                                 -----------
                                                                   1,250,876
                                                                 -----------
             HEALTH CARE -- 6.2%
       503   AstraZeneca plc (A)...............................       26,941
     3,885   Elan Corp. plc ADR (D)(G).........................       85,200
     1,629   Eli Lilly & Co. ..................................       91,012
       749   Genentech, Inc. (D)...............................       56,639
       453   Merck & Co., Inc. ................................       22,579
     1,311   Sanofi-Aventis S.A. ADR...........................       52,810
     1,895   Schering-Plough Corp. ............................       57,669
     1,826   Shionogi & Co., Ltd. (A)..........................       29,764
     1,513   Wyeth.............................................       86,761
                                                                 -----------
                                                                     509,375
                                                                 -----------
             SERVICES -- 5.8%
     2,762   Comcast Corp. Class A (D)(G)......................       77,679
       866   KBR, Inc. (D).....................................       22,713
       529   Monster Worldwide, Inc. (D).......................       21,738
     3,584   Time Warner, Inc. ................................       75,399
     1,581   United Parcel Service, Inc. Class B (G)...........      115,442
     1,173   Viacom, Inc. Class B (D)..........................       48,844
     1,645   Waste Management, Inc. ...........................       64,253
     4,346   XM Satellite Radio Holdings, Inc. Class A
               (D)(G)..........................................       51,156
                                                                 -----------
                                                                     477,224
                                                                 -----------
             TECHNOLOGY -- 19.7%
       585   Activision, Inc. (D)(G)...........................       10,930
       725   Apple, Inc. (D)...................................       88,467
     2,190   AT&T, Inc. #......................................       90,885
     5,550   Cisco Systems, Inc. (D) #.........................      154,562
     2,088   Corning, Inc. (D).................................       53,338
     1,703   Dell, Inc. (D)....................................       48,606
     2,510   EMC Corp. (D) #...................................       45,422
     3,863   Flextronics International Ltd. (D)(G).............       41,722
     7,078   General Electric Co. .............................      270,950
       230   Google, Inc. (D)(G)...............................      120,430
     4,802   Intel Corp. ......................................      114,103
     1,586   Maxim Integrated Products, Inc. (G)...............       52,995
     1,983   Medtronic, Inc. ..................................      102,838
     2,498   Network Appliance, Inc. (D).......................       72,930
       311   NII Holdings, Inc. Class B (D)(G).................       25,118
       176   Research In Motion Ltd. (D).......................       35,278
     5,273   Sprint Nextel Corp. ..............................      109,210
     1,747   Texas Instruments, Inc. ..........................       65,732
       564   Whirlpool Corp. (G)...............................       62,750
     1,588   Yahoo!, Inc. (D)(G)...............................       43,077
                                                                 -----------
                                                                   1,609,343
                                                                 -----------

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

                                                                   MARKET
  SHARES                                                          VALUE (W)
----------                                                       -----------
COMMON STOCK -- (CONTINUED)
             UTILITIES -- 0.9%
       215   E.On AG (A).......................................  $    36,027
     1,033   Renewable Energy Corp. AS (A)(D)..................       40,014
                                                                 -----------
                                                                      76,041
                                                                 -----------
             Total common stock
               (cost $4,945,169)...............................  $ 5,371,375
                                                                 -----------
PRINCIPAL
  AMOUNT
----------
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES -- 3.5%
             FINANCE -- 3.5%
             Asset Securitization Corp.
$   17,200     6.93%, 02/14/2043...............................  $    18,097
             Banc of America Commercial Mortgage, Inc.
     4,590     5.18%, 09/10/2047 (L)...........................        4,427
    15,000     5.45%, 01/15/2049...............................       14,509
             Bear Stearns Commercial Mortgage Securities, Inc.
     9,575     5.16%, 10/12/2042 (L)...........................        9,218
    22,350     5.54%, 09/11/2041 -- 10/12/2041.................       21,857
             Centex Home Equity
     2,007     4.72%, 10/25/2031...............................        2,000
             Citigroup/Deutsche Bank Commercial Mortgage Trust
    15,000     5.23%, 07/15/2044 (L)...........................       14,525
             Commercial Mortgage Pass-Through Certificates
    15,000     5.12%, 06/10/2044...............................       14,330
             Countrywide Home Loans
     3,587     5.27%, 11/25/2035 (L)...........................        3,545
             Credit Suisse Mortgage Capital Certificates
     7,365     5.47%, 09/15/2039...............................        7,146
    10,445     5.55%, 02/15/2039 (L)...........................       10,244
             Greenwich Capital Commercial Funding Corp.
    10,385     5.22%, 04/10/2037 (G)(L)........................       10,000
     6,020     5.44%, 03/10/2039 (L)...........................        5,828
             Harley-Davidson Motorcycle Trust
     7,115     2.53%, 11/15/2011...............................        6,934
             Household Automotive Trust
     9,125     5.28%, 09/17/2011...............................        9,121
             JP Morgan Chase Commercial Mortgage Security Corp.
     6,305     5.18%, 12/15/2044 (L)...........................        6,091
    15,000     5.44%, 06/12/2047 (L)...........................       14,495
     7,755     5.48%, 12/12/2044...............................        7,565
     6,500     5.88%, 04/15/2045 (L)...........................        6,539
             Marriott Vacation Club Owner Trust
     2,159     5.36%, 10/20/2028 (I)...........................        2,132
             Merrill Lynch Mortgage Trust
    15,000     5.05%, 07/12/2038...............................       14,262

PRINCIPAL                                                          MARKET
  AMOUNT                                                          VALUE (W)
----------                                                       -----------
             FINANCE -- (CONTINUED)
             Morgan Stanley Capital I
$    9,580     5.23%, 09/15/2042 (G)...........................  $     9,218
     6,655     5.45%, 02/12/2044 (L)...........................        6,434
             Morgan Stanley Capital Investments
    14,985     5.51%, 11/12/2049 (L)...........................       14,597
             Residential Accredit Loans, Inc.
     9,779     5.25%, 02/25/2035 (L)...........................        9,710
             Susquehanna Auto Lease Trust
    12,910     5.21%, 03/16/2009 (I)...........................       12,858
             Wachovia Bank Commercial Mortgage Trust
    10,000     5.12%, 07/15/2042...............................        9,559
             Wells Fargo Mortgage Backed Securities Trust
     9,168     4.55%, 03/25/2035 (L)...........................        9,005
    12,930     5.53%, 04/25/2036 (L)...........................       12,880
                                                                 -----------
             Total asset & commercial mortgage
               backed securities
               (cost $293,148).................................  $   287,126
                                                                 -----------
CORPORATE BONDS: INVESTMENT GRADE -- 12.0%
             CAPITAL GOODS -- 0.1%
             Xerox Corp.
     6,000     5.50%, 05/15/2012...............................  $     5,897
                                                                 -----------
             CONSUMER CYCLICAL -- 0.9%
             DaimlerChrysler NA Holdings Corp.
     9,400     5.88%, 03/15/2011...............................        9,448
     9,550     6.50%, 11/15/2013...............................        9,863
     4,600     8.50%, 01/18/2031 (G)...........................        5,813
             Federated Retail Holdings, Inc.
     3,084     5.90%, 12/01/2016...............................        3,006
             SCL Term Aereo Santiago S.A.
    12,166     6.95%, 07/01/2012 (I)...........................       12,282
             Target Corp.
    14,200     5.88%, 11/01/2008 #.............................       14,273
             Wal-Mart Stores, Inc.
    15,000     6.88%, 08/10/2009 #.............................       15,469
                                                                 -----------
                                                                      70,154
                                                                 -----------
             CONSUMER STAPLES -- 0.8%
             Coca-Cola Enterprises, Inc.
     6,500     6.75%, 09/15/2028...............................        6,870
       500     8.50%, 02/01/2022...............................          612
             Colgate-Palmolive Co.
    13,140     5.58%, 11/06/2008...............................       13,196
             ConAgra Foods, Inc.
     6,537     7.88%, 09/15/2010...............................        6,973
             Diageo Capital plc
     9,825     4.38%, 05/03/2010...............................        9,544
             PepsiAmericas, Inc.
    13,400     6.38%, 05/01/2009...............................       13,602

The accompanying notes are an integral part of these financial statements.

 HARTFORD ADVISERS HLS FUND

 JUNE 30, 2007 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

PRINCIPAL                                                          MARKET
  AMOUNT                                                          VALUE (W)
----------                                                       -----------
CORPORATE BONDS: INVESTMENT GRADE -- (CONTINUED)
             CONSUMER STAPLES -- (CONTINUED)
             Procter & Gamble Co.
$   12,397     9.36%, 01/01/2021...............................  $    15,050
             Weyerhaeuser Co.
     2,975     7.38%, 03/15/2032...............................        3,018
                                                                 -----------
                                                                      68,865
                                                                 -----------
             ENERGY -- 0.2%
             Atmos Energy Corp.
     5,875     6.35%, 06/15/2017...............................        5,924
             Weatherford International Ltd.
    11,000     5.95%, 06/15/2012 (I)...........................       11,093
                                                                 -----------
                                                                      17,017
                                                                 -----------
             FINANCE -- 6.3%
             Ace INA Holdings, Inc.
    16,800     5.88%, 06/15/2014 (G)...........................       16,704
             AMBAC Financial Group, Inc.
     9,500     5.95%, 12/05/2035...............................        9,050
             American International Group, Inc.
     1,200     6.25%, 03/15/2037...............................        1,135
             AXA Financial, Inc.
    15,000     7.00%, 04/01/2028...............................       16,209
             Bank of America Corp.
    20,000     5.88%, 02/15/2009...............................       20,160
             BB&T Corp.
     4,830     4.90%, 06/30/2017...............................        4,442
             Berkshire Hathaway Finance Corp.
    10,500     4.85%, 01/15/2015...............................        9,975
             Brandywine Operating Partnership
     9,585     6.00%, 04/01/2016...............................        9,537
             Capital One Bank
     3,750     6.50%, 06/13/2013...............................        3,851
             Capital One Capital IV
     4,125     6.75%, 02/17/2037...............................        3,795
             Capital One Financial Corp.
     3,900     5.70%, 09/15/2011...............................        3,881
             Cincinnati Financial Corp.
    10,000     6.92%, 05/15/2028...............................       10,583
             Citigroup, Inc.
     6,500     3.63%, 02/09/2009...............................        6,331
     8,800     6.00%, 10/31/2033...............................        8,473
     1,000     6.50%, 01/18/2011...............................        1,031
             Credit Suisse First Boston USA, Inc.
     8,920     4.88%, 01/15/2015...............................        8,444
             Developers Diversified Realty Corp.
     7,900     5.38%, 10/15/2012...............................        7,742
             Discover Financial Services, Inc.
     7,220     6.45%, 06/12/2017 (I)...........................        7,210
             ERAC USA Finance Co.
    16,355     7.35%, 06/15/2008 (I)...........................       16,579
             Everest Reinsurance Holdings, Inc.
     4,525     5.40%, 10/15/2014...............................        4,379
             General Electric Capital Corp.
    12,000     6.75%, 03/15/2032...............................       13,020

PRINCIPAL                                                          MARKET
  AMOUNT                                                          VALUE (W)
----------                                                       -----------
             FINANCE -- (CONTINUED)
             Genworth Financial, Inc.
$    8,000     6.15%, 11/15/2066...............................  $     7,583
             Goldman Sachs Group, Inc.
    11,000     5.30%, 02/14/2012...............................       10,826
     6,000     5.63%, 01/15/2017...............................        5,751
     8,000     6.45%, 05/01/2036...............................        7,855
             Health Care Properties
     9,780     6.00%, 01/30/2017...............................        9,575
             HSBC Bank USA
    11,550     3.88%, 09/15/2009...............................       11,191
             International Lease Finance Corp.
    10,500     5.00%, 09/15/2012...............................       10,158
             Jackson National Life Insurance Co.
    12,650     8.15%, 03/15/2027 (I)...........................       15,054
             John Deere Capital Corp.
     8,320     4.88%, 10/15/2010...............................        8,167
             JP Morgan Chase & Co.
    14,375     5.13%, 09/15/2014...............................       13,804
             KeyCorp Capital II
       750     6.88%, 03/17/2029...............................          759
             Kimco Realty Corp.
     7,880     5.78%, 03/15/2016...............................        7,781
             Lehman Brothers Holdings, Inc.
    11,000     5.25%, 02/06/2012...............................       10,812
             Liberty Mutual Group, Inc.
     8,750     5.75%, 03/15/2014 (I)...........................        8,465
             Liberty Property L.P.
    20,000     7.25%, 08/15/2007...............................       20,027
             Merrill Lynch & Co., Inc.
    11,000     5.00%, 02/03/2014...............................       10,513
             Morgan Stanley
    13,000     5.38%, 10/15/2015...............................       12,447
     6,000     5.45%, 01/09/2017...............................        5,681
             National City Corp.
     4,250     6.88%, 05/15/2019...............................        4,532
             New England Mutual Life Insurance Co.
    30,000     7.88%, 02/15/2024 (I)#..........................       35,083
             Prologis Trust
     6,500     5.63%, 11/15/2016...............................        6,327
             Prudential Financial, Inc.
    11,000     5.50%, 03/15/2016...............................       10,750
     3,390     5.80%, 06/15/2012...............................        3,415
             Regions Bank
    10,000     6.45%, 06/26/2037...............................       10,066
             Republic New York Capital I
       500     7.75%, 11/15/2026...............................          518
             Santander Central Hispano Issuances Ltd.
     1,250     7.63%, 11/03/2009...............................        1,310
             Simon Property Group L.P.
    15,100     6.10%, 05/01/2016...............................       15,283
             Sovereign Capital Trust IV
     7,250     7.91%, 06/13/2036...............................        7,747
             Torchmark Corp.
    14,600     8.25%, 08/15/2009 #.............................       15,310
             Toyota Motor Credit Corp.
     9,000     5.50%, 12/15/2008 #.............................        9,002

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

PRINCIPAL                                                          MARKET
  AMOUNT                                                          VALUE (W)
----------                                                       -----------
CORPORATE BONDS: INVESTMENT GRADE -- (CONTINUED)
             FINANCE -- (CONTINUED)
             U.S. Bank NA
$   21,400     4.95%, 10/30/2014...............................  $    20,436
             UnitedHealth Group, Inc.
     5,500     4.75%, 02/10/2014...............................        5,162
             Wachovia Corp.
    10,000     5.25%, 08/01/2014...............................        9,714
             Wells Fargo Bank NA
     1,000     6.45%, 02/01/2011...............................        1,031
             Willis North America, Inc.
     2,760     5.63%, 07/15/2015...............................        2,570
     2,910     6.20%, 03/28/2017...............................        2,849
                                                                 -----------
                                                                     520,085
                                                                 -----------
             HEALTH CARE -- 0.3%
             Becton, Dickinson & Co.
     9,000     6.70%, 08/01/2028 #.............................        9,514
             CVS Corp.
     7,725     6.13%, 08/15/2016...............................        7,658
             Wyeth
     8,000     7.25%, 03/01/2023 #.............................        8,765
                                                                 -----------
                                                                      25,937
                                                                 -----------
             SERVICES -- 0.6%
             COX Communications, Inc.
     9,000     5.45%, 12/15/2014...............................        8,707
             FedEx Corp.
    15,000     3.50%, 04/01/2009...............................       14,500
             Time Warner, Inc.
     5,530     5.50%, 11/15/2011...............................        5,468
             Viacom, Inc.
    15,020     6.88%, 04/30/2036...............................       14,511
             Wyndham Worldwide
     3,100     6.00%, 12/01/2016...............................        2,990
                                                                 -----------
                                                                      46,176
                                                                 -----------
             TECHNOLOGY -- 1.7%
             AT&T, Inc.
     9,510     6.80%, 05/15/2036 (G)...........................        9,850
             Bellsouth Corp.
     8,960     6.55%, 06/15/2034...............................        8,945
             Bellsouth Telecommunications
    10,000     6.38%, 06/01/2028...............................        9,798
       650     7.00%, 12/01/2095...............................          642
             Comcast Cable Communications, Inc.
    15,000     6.88%, 06/15/2009...............................       15,358
     1,000     8.50%, 05/01/2027...............................        1,181
             Deutsche Telekom International Finance B.V.
     8,500     8.25%, 06/15/2030...............................       10,188
             General Electric Co.
    12,925     5.00%, 02/01/2013 #.............................       12,531
             Hewlett-Packard Co.
     6,000     5.25%, 03/01/2012...............................        5,934

PRINCIPAL                                                          MARKET
  AMOUNT                                                          VALUE (W)
----------                                                       -----------
             TECHNOLOGY -- (CONTINUED)
             Intuit, Inc.
$    7,900     5.40%, 03/15/2012...............................  $     7,774
             SBC Communications
     4,825     6.45%, 06/15/2034...............................        4,768
             Siemens Finance
    14,325     5.75%, 10/17/2016 (G)(I)........................       14,126
             Telecom Italia Capital
    15,000     5.25%, 10/01/2015...............................       13,948
             Time Warner Cable, Inc.
     4,580     5.85%, 05/01/2017 (I)...........................        4,455
             Verizon Communications, Inc.
     5,000     5.35%, 02/15/2011...............................        4,971
             Verizon Global Funding Corp.
       500     7.25%, 12/01/2010...............................          527
    14,500     7.75%, 12/01/2030...............................       16,242
                                                                 -----------
                                                                     141,238
                                                                 -----------
             TRANSPORTATION -- 0.1%
             Continental Airlines, Inc.
     4,140     5.98%, 04/19/2022...............................        4,019
             Southwest Airlines Co.
     8,700     5.75%, 12/15/2016...............................        8,262
                                                                 -----------
                                                                      12,281
                                                                 -----------
             UTILITIES -- 1.0%
             Alabama Power Co.
     1,000     7.13%, 10/01/2007...............................        1,003
             Consolidated Edison Co. of New York
     4,605     5.30%, 12/01/2016...............................        4,419
             Indianapolis Power and Light
     8,000     6.60%, 06/01/2037 (G)(I)........................        8,197
             Kinder Morgan Energy Partners
    10,000     6.95%, 01/15/2038...............................       10,100
             MidAmerican Energy Co.
     6,000     5.65%, 07/15/2012...............................        6,005
             Midamerican Energy Holdings Co.
     7,800     6.13%, 04/01/2036...............................        7,536
             Northern Border Pipeline Co.
    17,285     7.75%, 09/01/2009...............................       18,035
             Northern States Power Co.
    11,750     6.20%, 07/01/2037...............................       11,874
             Southern Cal Edison Co.
     8,000     5.55%, 01/15/2037...............................        7,388
             Taqa Abu Dhabi National
     3,335     5.88%, 10/27/2016 (I)...........................        3,262
             TransCanada Pipelines Ltd.
       750     6.49%, 01/21/2009...............................          761
                                                                 -----------
                                                                      78,580
                                                                 -----------
             Total corporate bonds: investment grade
               (cost $988,005).................................  $   986,230
                                                                 -----------

The accompanying notes are an integral part of these financial statements.

 HARTFORD ADVISERS HLS FUND

 JUNE 30, 2007 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

PRINCIPAL                                                          MARKET
  AMOUNT                                                          VALUE (W)
----------                                                       -----------
CORPORATE BONDS: NON-INVESTMENT GRADE -- 0.1%
             SERVICES -- 0.1%
             Times Mirror Co.
$   10,400     7.50%, 07/01/2023...............................  $     8,393
                                                                 -----------
             Total corporate bonds:
               non-investment grade
               (cost $11,135)..................................  $     8,393
                                                                 -----------
MUNICIPAL BONDS -- 0.2%
             GENERAL OBLIGATIONS -- 0.2%
             Oregon School Boards Association, Taxable Pension
    10,000     4.76%, 06/30/2028...............................  $     8,918
             State of Illinois, Taxable Pension
    10,000     5.10%, 06/01/2033...............................        9,062
                                                                 -----------
             Total municipal bonds
               (cost $19,888)..................................  $    17,980
                                                                 -----------
U.S. GOVERNMENT AGENCIES -- 3.4%
             FEDERAL HOME LOAN MORTGAGE CORPORATION -- 0.7%
             MORTGAGE BACKED SECURITIES:
    53,142     6.50%, 2035 -- 2036.............................  $    53,718
                                                                 -----------
             REMIC -- PAC'S:
     6,750     2.50%, 2013.....................................        6,620
                                                                 -----------
                                                                      60,338
                                                                 -----------
             FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 1.8%
             MORTGAGE BACKED SECURITIES:
    26,255     5.50%, 2037 (Q).................................       25,320
   120,000     6.00%, 2037 (Q).................................      118,687
       117     6.50%, 2036.....................................          118
                                                                 -----------
                                                                     144,125
                                                                 -----------
             GOVERNMENT NATIONAL MORTGAGE ASSOCIATION -- 0.4%
             MORTGAGE BACKED SECURITIES:
     9,459     6.00%, 2024 -- 2035.............................        9,444
     3,403     6.50%, 2026 -- 2035.............................        3,477
    12,530     7.00%, 2031 -- 2033.............................       13,046
     2,028     8.00%, 2026 -- 2031.............................        2,149
       182     9.00%, 2016 -- 2023.............................          195
                                                                 -----------
             REMIC -- PAC'S:
       118     7.50%, 2035.....................................          123
                                                                 -----------
                                                                      28,434
                                                                 -----------
             OTHER GOVERNMENT AGENCIES -- 0.5%
             SMALL BUSINESS ADMINISTRATION PARTICIPATION
               CERTIFICATES:
    34,484     8.95%, 2022.....................................       41,330
                                                                 -----------
             Total U.S. government agencies
               (cost $272,353).................................  $   274,227
                                                                 -----------
U.S. GOVERNMENT SECURITIES -- 9.6%
             OTHER DIRECT FEDERAL OBLIGATIONS -- 2.2%
             FEDERAL FINANCING CORPORATION:
    17,617     4.40%, 2013 (M).................................  $    12,575
                                                                 -----------

PRINCIPAL                                                          MARKET
  AMOUNT                                                          VALUE (W)
----------                                                       -----------
             OTHER DIRECT FEDERAL OBLIGATIONS -- (CONTINUED)
             FEDERAL HOME LOAN BANK:
$   61,000     4.88%, 2011 (G).................................  $    60,079
                                                                 -----------
             TENNESSEE VALLEY AUTHORITY:
    64,300     4.38%, 2015 #...................................       60,027
    50,000     6.00%, 2013 #...................................       51,647
                                                                 -----------
                                                                     111,674
                                                                 -----------
                                                                     184,328
                                                                 -----------
             U.S. TREASURY SECURITIES -- 7.4%
             U.S. TREASURY BONDS:
    50,200     5.38%, 2031 (G).................................       51,549
    38,650     6.25%, 2023 (G).................................       42,917
                                                                 -----------
                                                                      94,466
                                                                 -----------
             U.S. TREASURY NOTES:
   171,300     3.50%, 2010 (G).................................      165,452
    96,950     3.50%, 2011 (O).................................      118,451
   201,225     3.88%, 2010 (G).................................      195,612
     6,425     4.63%, 2016 (G).................................        6,227
    25,000     4.75%, 2012 (G).................................       24,805
                                                                 -----------
                                                                     510,547
                                                                 -----------
                                                                     605,013
                                                                 -----------
             Total U.S. government securities
               (cost $806,090).................................  $   789,341
                                                                 -----------
             Total long-term investments
               (cost $7,335,788)...............................  $ 7,734,672
                                                                 -----------
SHORT-TERM INVESTMENTS -- 25.4%
             FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 1.5%
             Federal National Mortgage Association
   120,000     5.22%, 07/12/2007 (M)...........................  $   119,795
                                                                 -----------
             OTHER DIRECT FEDERAL OBLIGATIONS -- 0.9%
             Federal Home Loan Bank
    75,000     5.18%, 07/11/2007 (G)(M)........................       74,882
                                                                 -----------
             REPURCHASE AGREEMENTS -- 4.7%
             Banc of America Securities Joint Repurchase
               Agreement (maturing on 07/02/2007 in the amount
               of $491, collateralized by U.S. Treasury Note,
               12.00%, 2013, value of $502)
       491     4.25% dated 07/02/2007..........................          491
             Banc of America Securities TriParty Joint
               Repurchase Agreement (maturing on 07/02/2007 in
               the amount of $72,441, collateralized by FNMA,
               5.00%, 2035, value of $73,857)
    72,409     5.36% dated 07/02/2007..........................       72,409
             Deutsche Bank Securities TriParty Joint Repurchase
               Agreement (maturing on 07/02/2007 in the amount
               of $192,247, collateralized by FHLMC,
               4.50% -- 6.50%, 2019 -- 2037,
               value of $196,005)
   192,162     5.36% dated 07/02/2007..........................      192,162

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

PRINCIPAL                                                          MARKET
  AMOUNT                                                          VALUE (W)
----------                                                       -----------
SHORT-TERM INVESTMENTS -- (CONTINUED)
             REPURCHASE AGREEMENTS -- (CONTINUED)
             UBS Securities, Inc. TriParty Joint Repurchase
               Agreement (maturing on 07/02/2007 in the amount
               of $118,878, collateralized by FNMA,
               4.50% -- 6.50%, 2020 -- 2037, value of $121,201)
$  118,824     5.37% dated 07/02/2007..........................  $   118,824
                                                                 -----------
                                                                     383,886
                                                                 -----------
  SHARES
----------
             SECURITIES PURCHASED WITH PROCEEDS FROM SECURITY
             LENDING -- 18.3%
             CASH COLLATERAL REINVESTMENT FUND:
 1,497,141   BNY Institutional Cash Reserve Fund...............    1,497,141
                                                                 -----------
             Total short-term investments
               (cost $2,075,704)...............................  $ 2,075,704
                                                                 -----------

             Total investments
               (cost $9,411,492) (C)...........................  119.8%    $ 9,810,376
             Other assets and liabilities......................  (19.8)%    (1,620,634)
                                                                 -----     -----------
             Total net assets..................................  100.0%    $ 8,189,742
                                                                 =====     ===========

Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 11.15% of total net assets at June 30, 2007.

  (C)At June 30, 2007, the cost of securities for federal income tax purposes was $9,442,145 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

      Unrealized Appreciation.......................  $ 537,031
      Unrealized Depreciation.......................   (168,800)
                                                      ---------
      Net Unrealized Appreciation...................  $ 368,231
                                                      =========

  # This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.

 (A) The aggregate value of securities valued in good faith at fair value by, or under the direction of, the Funds' Board of Directors at June 30, 2007, was $376,791, which represents 4.60% of total net assets.
  (D)Currently non-income producing.
 (G) Security is partially on loan at June 30, 2007.

  (I)Securities issued within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of
     1933, as amended, and may be sold only to qualified institutional buyers. Pursuant to guidelines adopted by the Board of Directors, these issues are determined to be liquid. The aggregate value of these securities at June 30, 2007, was $150,796, which represents 1.84% of total net assets.

 (K) Securities contain some restrictions as to public resale. These securities comply with Regulation S, rules governing offers and sales made outside the United States without registration under the Securities Act of 1933, and are determined to be liquid. At June 30, 2007, the market value of these securities amounted to $78,868 or 0.96% of net assets.

  (L)Variable rate securities; the rate reported is the coupon rate in effect at June 30, 2007.

 (M) The interest rate disclosed for these securities represents the effective yield on the date of acquisition.

 (O) U.S. Treasury inflation-protection securities (TIPS) are securities in which the principal amount is adjusted for inflation and the semiannual interest payments equal a fixed percentage of the inflation-adjusted principal amount.

  (Q)The cost of securities purchased on a when-issued or delayed delivery basis at June 30, 2007 was $143,759.

 (H) The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

      PERIOD
      ACQUIRED    SHARES/PAR        SECURITY        COST BASIS
      --------    ----------        --------        ----------
      June, 2007    11,241     Buck Holdings L.P.    $11,253

     The aggregate value of these securities at June 30, 2007 was $10,117 which represents 0.12% of total net assets.

  (W)See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

     FORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING AT JUNE 30, 2007

                                                              UNREALIZED
                             MARKET    CONTRACT   DELIVERY  APPRECIATION/
           DESCRIPTION        VALUE     AMOUNT      DATE    (DEPRECIATION)
           -----------       -------   --------   --------  --------------
      British Pound (Buy)    $ 1,895   $ 1,885    07/02/07       $10
      Swiss Franc (Buy)       10,170    10,118    07/02/07        52
                                                                 ---
                                                                 $62
                                                                 ===

The accompanying notes are an integral part of these financial statements.

 HARTFORD CAPITAL APPRECIATION HLS FUND

 SCHEDULE OF INVESTMENTS
 JUNE 30, 2007 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                   MARKET
  SHARES                                                          VALUE (W)
----------                                                       -----------
COMMON STOCK -- 98.4%
             BASIC MATERIALS -- 14.9%
        98   Agrium, Inc. .....................................  $     4,283
       105   Alcoa, Inc. ......................................        4,268
       411   Antofagasta (A)...................................        5,033
     1,033   Aracruz Celulose S.A. ADR (G).....................       68,444
       125   Arch Coal, Inc. (G)...............................        4,343
        97   AUR Resources, Inc. ..............................        2,884
     5,899   Cameco Corp. (G)..................................      299,341
        33   Celanese Corp. ...................................        1,278
       158   Chemtura Corp. (G)................................        1,756
       375   Church & Dwight Co., Inc. (G).....................       18,187
     7,438   Companhia Vale do Rio Doce ADR (G)................      331,362
        52   Consol Energy, Inc. ..............................        2,375
        33   Cytec Industries, Inc. ...........................        2,098
     5,333   Dow Chemical Co. (G)..............................      235,812
        50   Duratex S.A. .....................................        1,445
        30   E.I. DuPont de Nemours & Co. .....................        1,520
       103   Evraz Group S.A. .................................        4,215
         8   FMC Corp. ........................................          742
     2,787   Freeport-McMoRan Copper & Gold, Inc. (G)..........      230,825
        30   Greif, Inc. ......................................        1,812
       135   Impala Platinum Holdings Ltd. (A).................        4,096
       275   Kingboard Chemical Holdings Ltd. (A)..............        1,263
        10   MMX Mineracao E Metalicos S.A. (D)................        5,023
         4   Mueller Water Products, Inc. Class B..............           58
       124   Owens-Illinois, Inc. (D)..........................        4,336
       442   Potash Corp. of Saskatchewan......................       34,486
     2,044   Praxair, Inc. ....................................      147,148
        27   Rhodia S.A. (D)...................................        1,228
     2,500   Rio Tinto plc (A).................................      191,259
       108   Select Comfort Corp. (D)(G).......................        1,750
       119   Smurfit-Stone Container Corp. (D).................        1,579
     4,093   Teck Cominco Ltd. Class B.........................      173,655
        60   Tempur-Pedic International, Inc. (G)..............        1,541
        77   Terra Industries, Inc. (D)........................        1,950
        87   TMK OAO GDR (I)...................................        3,146
       896   Ube Industries, Ltd. (A)..........................        2,759
       627   Uranium One, Inc. (D).............................        7,982
         9   Vallourec (A).....................................        2,762
     5,402   Vedanta Resources plc (A).........................      174,122
     4,403   Xstrata plc (A)...................................      262,108
                                                                 -----------
                                                                   2,244,274
                                                                 -----------
             CAPITAL GOODS -- 6.9%
     1,421   3M Co. (G)........................................      123,355
     6,146   ABB Ltd. ADR......................................      138,888
        20   Alliant Techsystems, Inc. (D)(G)..................        2,003
        35   Alstom RGPT (A)(D)................................        5,793
     3,869   Atlas Copco AB (A)................................       64,443
     2,064   Boeing Co. (G)....................................      198,426
        58   Cameron International Corp. (D)(G)................        4,138
        71   Caterpillar, Inc. ................................        5,575
     1,559   Deere & Co. (G)...................................      188,270
        39   Gamesa Corporacion Tecnologica S.A. (A)...........        1,418
       126   Goodrich Corp. ...................................        7,522

                                                                   MARKET
  SHARES                                                          VALUE (W)
----------                                                       -----------
             CAPITAL GOODS -- (CONTINUED)
     1,752   ITT Corp. (G).....................................  $   119,592
        34   Joy Global, Inc. (G)..............................        1,989
        40   Kennametal, Inc. .................................        3,273
       105   Lam Research Corp. (D)............................        5,407
        42   Lindsay Corp. (G).................................        1,860
       283   LJ International, Inc. (D)........................        3,071
       237   Marvel Entertainment, Inc. (D)(G).................        6,031
        84   Parker-Hannifin Corp. ............................        8,244
       347   Progressive Gaming International Corp. (D)(G).....        2,035
     1,032   Rockwell Automation, Inc. (G).....................       71,690
        41   Terex Corp. (D)...................................        3,350
       141   Trina Solar Ltd. ADR (D)(G).......................        7,255
        48   Varian Semiconductor Equipment Associates, Inc.
               (D)(G)..........................................        1,919
     3,837   Xerox Corp. (D)(G)................................       70,913
                                                                 -----------
                                                                   1,046,460
                                                                 -----------
             CONSUMER CYCLICAL -- 8.3%
       125   Aisin Seiki Co., Ltd. (A).........................        4,583
       128   Altria Group, Inc. ...............................        8,964
        73   American Axle & Manufacturing Holdings, Inc.
               (G).............................................        2,156
       142   American Eagle Outfitters, Inc. ..................        3,636
       122   Arcandor AG (D)...................................        4,121
        79   Best Buy Co., Inc. ...............................        3,706
       896   BorgWarner, Inc. (G)..............................       77,049
    29,056   Buck Holdings L.P. (A)(D)(H)......................       26,150
       120   Bulgari S.p.A. (A)................................        1,930
       191   Circuit City Stores, Inc. (G).....................        2,875
        21   Coach, Inc. (D)...................................        1,014
        46   Copart, Inc. (D)..................................        1,413
        20   D.R. Horton, Inc. (G).............................          406
        10   DaimlerChrysler AG (G)............................          892
        35   Dick's Sporting Goods, Inc. (D)...................        2,024
        55   Dollar Tree Stores, Inc. (D)......................        2,382
       112   Dufry South America LTDA (D)......................        2,581
       105   eBay, Inc. (D)....................................        3,363
    20,147   Ford Motor Co. (G)................................      189,786
        66   Fuel-Technology N.V. (D)(G).......................        2,267
        73   Home Depot, Inc. .................................        2,865
     3,625   Honda Motor Co., Ltd. (A).........................      131,611
       548   Industrial Enterprises of America, Inc. (D).......        2,766
        40   J. Crew Group, Inc. (D)...........................        2,137
       188   Jamba, Inc. (D)(G)................................        1,721
       103   Kohl's Corp. (D)..................................        7,316
       942   LG Electronics, Inc. (A)(D).......................       77,734
     2,759   Limited Brands, Inc. (G)..........................       75,740
       133   Lowe's Cos., Inc. ................................        4,093
     4,120   Macy's Inc. (G)...................................      163,909
        29   MDC Holdings, Inc. ...............................        1,402
         4   Nintendo Co., Ltd. (A)............................        1,459
        42   Office Depot, Inc. (D)............................        1,263
        12   Polo Ralph Lauren Corp. ..........................        1,158
       122   Quanta Services, Inc. (D)(G)......................        3,745
       147   Ruby Tuesday, Inc. ...............................        3,870
       132   Safeway, Inc. ....................................        4,475

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

                                                                   MARKET
  SHARES                                                          VALUE (W)
----------                                                       -----------
COMMON STOCK -- (CONTINUED)
             CONSUMER CYCLICAL -- (CONTINUED)
       220   Staples, Inc. ....................................  $     5,225
       140   Starbucks Corp. (D)...............................        3,666
       117   Tata Motors Ltd. ADR (G)..........................        1,923
       298   Tecnisa S.A. .....................................        1,820
       556   Tesco plc (A).....................................        4,651
     5,227   TJX Cos., Inc. ...................................      143,731
        52   Tod's S.p.A. (A)..................................        4,646
     3,850   Toyota Motor Corp. (A)............................      242,825
        30   VistaPrint Ltd. (D)(G)............................        1,159
       299   Whole Foods Market, Inc. (G)......................       11,440
                                                                 -----------
                                                                   1,249,648
                                                                 -----------

                                                                   MARKET
  SHARES                                                          VALUE (W)
----------                                                       -----------
             CONSUMER STAPLES -- 2.8%
        81   Avon Products, Inc. ..............................  $     2,962
     2,411   Bunge Ltd. Finance Corp. (G)......................      203,738
     1,098   China Resources Enterprise (A)....................        4,128
     3,454   Cosan S.A. Industria E Comercio (D)...............       56,766
        44   General Mills, Inc. ..............................        2,559
       122   Imperial Tobacco Group plc (A)....................        5,622
        33   Loews Corp. -- Carolina Group.....................        2,573
     5,172   Marine Harvest (A)(D).............................        5,585
        23   Nestle S.A. (A)...................................        8,685
        32   PepsiCo, Inc. ....................................        2,095
     1,470   Procter & Gamble Co. (G)..........................       89,967
     1,754   Tyson Foods, Inc. Class A (G).....................       40,414
        97   Unilever N.V. NY Shares...........................        3,000
                                                                 -----------
                                                                     428,094
                                                                 -----------

             ENERGY -- 12.0%
       256   Brasil EcoDiesel Industria (D)....................        1,644
        47   Canadian Natural Resources Ltd. ..................        3,116
     2,511   Chesapeake Energy Corp. (G).......................       86,869
        74   Chevron Corp. ....................................        6,267
        57   Complete Production Services, Inc. (D)(G).........        1,479
       101   ConocoPhillips Holding Co. .......................        7,905
        55   Diamond Offshore Drilling, Inc. (G)...............        5,596
     1,721   EnCana Corp. (G)..................................      105,768
     1,600   Ente Nazionale Idrocarburi S.p.A. (A).............       58,012
        58   EOG Resources, Inc. ..............................        4,223
       187   Exxon Mobil Corp. ................................       15,669
       260   GlobalSantaFe Corp. (G)...........................       18,774
     9,148   Halliburton Co. (G)...............................      315,581
        57   Hercules Offshore, Inc. (D)(G)....................        1,839
        33   Holly Corp. ......................................        2,433
        33   Lukoil ADR........................................        2,500
        61   Nabors Industries Ltd. (D)........................        2,051
        99   Newfield Exploration Co. (D)(G)...................        4,519
        30   Noble Corp. ......................................        2,955
        46   Noble Energy, Inc. ...............................        2,845
     4,595   OAO Gazprom ADR (K)...............................      192,526
        68   Penn Virginia Corp. ..............................        2,734
        45   Petro-Canada......................................        2,408
        26   Petroleo Brasileiro S.A. ADR (G)..................        3,165
     4,362   Pride International, Inc. (D)(G)..................      163,389
     3,041   Sasol Ltd. ADR (G)................................      114,157
       197   Talisman Energy, Inc. ............................        3,800
        89   Talisman Energy, Inc. (G).........................        1,711
        75   Total S.A. ADR....................................        6,106
     1,373   Transocean, Inc. (D)(G)...........................      145,436
        27   UGI Corp. ........................................          737
     4,000   Weatherford International Ltd. (D)................      220,960
     5,060   XTO Energy, Inc. (G)..............................      304,094
                                                                 -----------
                                                                   1,811,268
                                                                 -----------

             FINANCE -- 15.2%
     4,755   ACE Ltd. .........................................      297,301
       173   Aercap Holdings N.V. (D)..........................        5,520
        56   Aetna, Inc. ......................................        2,757
        44   Affiliated Managers Group, Inc. (D)(G)............        5,665
        58   Aircastle Ltd. ...................................        2,309
    26,058   Akbank T.A.S. (A).................................      143,914
        26   Ambac Financial Group, Inc. ......................        2,302
     1,448   American International Group, Inc. ...............      101,396
        40   Ameriprise Financial, Inc. .......................        2,511
       404   Amvescap plc (A)..................................        5,204
       142   Apollo Investment Corp. (G).......................        3,049
       528   Asya Katilim Bankasi AS (A)(D)....................        3,205
       209   Augsburg Re AG (A)(D)(H)..........................           --
        18   Axis Capital Holdings Ltd. .......................          728
     1,256   Babcock and Brown Wind Partners (A)...............        2,076
       191   Bank of America Corp. ............................        9,323
     1,909   Capital One Financial Corp. (G)...................      149,750
        11   CB Richard Ellis Group, Inc. Class A (D)(G).......          398
     2,092   China Merchants Bank Co., Ltd. (A)................        6,371
        29   CIT Group, Inc. ..................................        1,596
     5,820   Citigroup, Inc. (G)...............................      298,528
       884   Commerce Bancorp, Inc. (G)........................       32,712
        82   Countrywide Financial Corp. (G)...................        2,975
        96   Covanta Holding Corp. (D)(G)......................        2,376
       203   Cyrela Brazil Realty S.A. ........................        2,518
       521   Deutsche Boerse AG (A)(G).........................       59,014
        74   Dollar Financial Corp. (D)........................        2,109
       196   E*Trade Financial Corp. (D).......................        4,334
       975   Eurocastle Investment Ltd. (A)....................       45,066
     4,400   European Capital Ltd. ............................       63,006
        35   Everest Re Group Ltd. ............................        3,792
        43   Franklin Resources, Inc. .........................        5,749
       241   Freedom Acquisition Holdings, Inc. (D)(G).........        2,651
       157   Genesis Lease Ltd. ...............................        4,313
        13   Goldman Sachs Group, Inc. ........................        2,709
     2,931   Hong Kong Exchanges & Clearing Ltd. (A)...........       41,363
        16   IntercontinentalExchange, Inc. (D)(G).............        2,351
     3,132   Julius Baer Holding Ltd. (A)......................      224,079
        23   Merrill Lynch & Co., Inc. ........................        1,930
        72   Nasdaq Stock Market, Inc. (D)(G)..................        2,142
        61   Oaktree Capital (D)(I)............................        2,516
       276   ORIX Corp. (A)....................................       72,697
       153   PennantPark Investment Corp. .....................        2,144
        55   Platinum Underwriters Holdings Ltd. ..............        1,915
       140   PNC Financial Services Group, Inc. ...............        9,985

The accompanying notes are an integral part of these financial statements.

 HARTFORD CAPITAL APPRECIATION HLS FUND

 JUNE 30, 2007 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                   MARKET
  SHARES                                                          VALUE (W)
----------                                                       -----------
COMMON STOCK -- (CONTINUED)
             FINANCE -- (CONTINUED)
       552   Raiffeisen International Bank Holding AG (A)(G)...  $    87,110
       548   Royal Bank of Scotland Group plc (A)..............        6,931
     4,203   Standard Chartered plc (A)........................      137,096
       113   State Street Corp. (G)............................        7,702
     1,619   UBS AG............................................       97,130
     1,329   Uniao de Bancos Brasileiros S.A. GDR (G)..........      150,027
       551   UniCredito Italiano S.p.A. (A)....................        4,919
        39   Unum Group........................................        1,021
     2,000   Wellpoint, Inc. (D)(G)............................      159,660
                                                                 -----------
                                                                   2,289,945
                                                                 -----------

             HEALTH CARE -- 6.7%
     1,236   Abbott Laboratories (G)...........................       66,177
        84   Alkermes, Inc. (D)................................        1,229
        84   Amylin Pharmaceuticals, Inc. (D)(G)...............        3,462
        22   Astellas Pharma, Inc. (A).........................          961
       259   Bristol-Myers Squibb Co. .........................        8,168
        38   Brookdale Senior Living, Inc. (G).................        1,750
        88   Cardinal Health, Inc. ............................        6,230
        35   Cephalon, Inc. (D)(G).............................        2,838
        47   Charles River Laboratories International, Inc.
               (D)(G)..........................................        2,411
        42   Cie Generale d'Optique Essilor International S.A.
               (A)(D)..........................................        4,955
        58   Cooper Co., Inc. (G)..............................        3,082
        94   Coventry Health Care, Inc. (D)....................        5,390
     5,006   CVS/Caremark Corp. (G)............................      182,483
        28   Dade Behring Holdings, Inc. ......................        1,461
        37   Eisai Co., Ltd. (A)...............................        1,611
       658   Elan Corp. plc ADR (D)(G).........................       14,425
     3,194   Eli Lilly & Co. (G)...............................      178,510
        67   Emergency Medical Services (D)....................        2,618
       100   Forest Laboratories, Inc. (D).....................        4,560
        33   Genzyme Corp. (D).................................        2,093
     1,058   Hengan International Group Co., Ltd. (A)..........        3,762
       265   Impax Laboratories, Inc. (D)(G)...................        3,174
        44   Kyphon, Inc. (D)(G)...............................        2,128
        76   McKesson Corp. ...................................        4,551
       143   Merck & Co., Inc. ................................        7,121
       159   MGI Pharma, Inc. (D)(G)...........................        3,552
        65   Mindray Medical International Ltd. ...............        1,984
     1,338   Monsanto Co. (G)..................................       90,355
     1,637   Novavax, Inc. (D)(G)..............................        4,748
       925   Sanofi-Aventis S.A. (A)(G)........................       74,720
       123   Sanofi-Aventis S.A. ADR (G).......................        4,949
       216   Savient Pharmaceuticals, Inc. (D)(G)..............        2,677
       350   Schering-Plough Corp. ............................       10,654
       316   Shionogi & Co., Ltd. (A)..........................        5,157
     3,195   Teva Pharmaceutical Industries Ltd. ADR (G).......      131,786
        66   Vertex Pharmaceuticals, Inc. (D)(G)...............        1,879

                                                                   MARKET
  SHARES                                                          VALUE (W)
----------                                                       -----------
             HEALTH CARE -- (CONTINUED)
       102   Volcano Corp. (D).................................  $     2,063
     2,922   Wyeth.............................................      167,542
                                                                 -----------
                                                                   1,017,216
                                                                 -----------

             SERVICES -- 2.7%
       205   Accenture Ltd. Class A............................        8,792
        27   Alliance Data Systems Corp. (D)...................        2,087
       462   Allied Waste Industries, Inc. (D)(G)..............        6,215
        31   Apollo Group, Inc. Class A (D)....................        1,811
        46   Automatic Data Processing, Inc. (G)...............        2,210
       115   Avis Budget Group, Inc. (D).......................        3,258
     1,010   Banyan Tree Holdings Ltd. (A).....................        1,737
       250   BearingPoint, Inc. (D)(G).........................        1,830
        62   CACI International, Inc. Class A (D)(G)...........        3,024
       163   Cadence Design Systems, Inc. (D)..................        3,577
        65   CheckFree Corp. (D)(G)............................        2,621
        77   Citadel Broadcasting Corp. .......................          495
        23   Comcast Corp. Class A (D).........................          638
       180   Comcast Corp. Special Class A (D).................        5,033
       183   DreamWorks Animation SKG, Inc. (D)(G).............        5,282
        47   Entercom Communications Corp. (G).................        1,167
       400   Fluor Corp. (G)...................................       44,548
       163   Focus Media Holding Ltd. ADR (D)(G)...............        8,249
       131   Gevity HR, Inc. (G)...............................        2,528
        30   Harvey Weinstein Master L.P. (A)(D)(H)............       38,611
        17   Manpower, Inc. ...................................        1,587
       154   Melco PBL Entertainment Ltd. ADR (D)..............        1,931
     5,983   News Corp. Class A................................      126,906
        50   R.H. Donnelley Corp. (D)(G).......................        3,766
        23   Riverbed Technology, Inc. (D)(G)..................          986
     1,524   Shangri-La Asia Ltd. (H)..........................        3,684
    11,177   Sun Microsystems, Inc. (D)........................       58,792
        65   Syntel, Inc. (G)..................................        1,972
        98   TeleTech Holdings, Inc. (D).......................        3,177
        82   United Parcel Service, Inc. Class B...............        5,995
       167   Viacom, Inc. Class B (D)..........................        6,952
     1,248   Walt Disney Co. (G)...............................       42,610
        21   Waste Management, Inc. ...........................          801
       178   XM Satellite Radio Holdings, Inc. Class A
               (D)(G)..........................................        2,094
                                                                 -----------
                                                                     404,966
                                                                 -----------

             TECHNOLOGY -- 26.8%
       552   Activision, Inc. (D)..............................       10,302
       144   Adobe Systems, Inc. (D)(G)........................        5,782
     2,437   Akamai Technologies, Inc. (D)(G)..................      118,541
       485   Altera Corp. .....................................       10,737
     3,054   Amdocs Ltd. (D)...................................      121,590
       916   Apple, Inc. (D)...................................      111,752
        84   Arrow Electronics, Inc. (D).......................        3,244
     3,914   AT&T, Inc. .......................................      162,433
        94   Canon, Inc. (A)...................................        5,536
       260   Cinram International Income Fund..................        6,598
    10,409   Cisco Systems, Inc. (D)...........................      289,889
        25   Citrix Systems, Inc. (D)..........................          842
        23   CMGI, Inc. (D)....................................           44
       274   Cogent Communication Group, Inc. (D)(G)...........        8,169
     2,196   Cognex Corp. (G)..................................       49,423
     4,771   Corning, Inc. (D)(G)..............................      121,890
       157   Cree, Inc. (D)(G).................................        4,057
        10   Ctrip.com International Ltd. .....................          747
        70   Danaher Corp. (G).................................        5,270

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

                                                                   MARKET
  SHARES                                                          VALUE (W)
----------                                                       -----------
COMMON STOCK -- (CONTINUED)
             TECHNOLOGY -- (CONTINUED)
       652   Dover Corp. (G)...................................  $    33,367
        65   Electronic Arts, Inc. (D).........................        3,057
        11   Embarq Corp. .....................................          684
       292   EMC Corp. (D).....................................        5,289
       113   Emerson Electric Co. .............................        5,270
        76   Emulex Corp. (D)(G)...............................        1,660
       147   Energy Conversion Devices, Inc. (D)(G)............        4,538
       549   Energy Focus, Inc. (D)............................        3,638
        21   Equinix, Inc. (D)(G)..............................        1,884
     1,318   Evergreen Solar, Inc. (D)(G)......................       12,261
        15   F5 Networks, Inc. (D).............................        1,241
        87   Fairchild Semiconductor International, Inc.
               (D)(G)..........................................        1,675
        44   First Data Corp. .................................        1,451
       213   Flextronics International Ltd. (D)................        2,300
        89   Fossil, Inc. (D)(G)...............................        2,619
     2,473   France Telecom S.A. (A)...........................       67,817
     7,649   General Electric Co. .............................      292,802
        29   Genlyte Group (D)(G)..............................        2,270
       820   Google, Inc. (D)..................................      428,986
     5,211   Hewlett-Packard Co. ..............................      232,488
        69   Hologic, Inc. (D)(G)..............................        3,833
    14,008   Hon Hai Precision Industry Co., Ltd. (A)..........      120,990
       132   InPhonic, Inc. (D)(G).............................          613
     4,920   Intel Corp. (G)...................................      116,887
     2,519   International Business Machines Corp. ............      265,020
        92   International Rectifier Corp. (D)(G)..............        3,420
       537   JDS Uniphase Corp. (D)(G).........................        7,213
       146   Koninklijke Philips Electronics N.V. (A)..........        6,191
       950   L-3 Communications Holdings, Inc. (G).............       92,521
        45   Leap Wireless International, Inc. (D).............        3,794
       150   Maxim Integrated Products, Inc. ..................        5,005
     2,330   McAfee, Inc. (D)(G)...............................       81,998
     4,784   Medtronic, Inc. (G)...............................      248,088
     1,023   MEMC Electronic Materials, Inc. (D)(G)............       62,501
       168   Microsoft Corp. ..................................        4,936
       351   Mitsubishi Electric Corp. (A).....................        3,251
       322   NaviSite, Inc. (D)................................        2,450
       273   Network Appliance, Inc. (D).......................        7,966
       370   NII Holdings, Inc. Class B (D)(G).................       29,906
        52   Nokia Corp. ......................................        1,448
       261   Nokia Oyj (A).....................................        7,341
     7,088   Nortel Networks Corp. (D)(G)......................      170,469
        35   NVIDIA Corp. (D)(G)...............................        1,462
       164   O2Micro International Ltd. ADR (D)................        1,814
    11,652   Oracle Corp. (D)..................................      229,647
        86   Orascom Telecom Holding SAE GDR...................        5,581
        91   QLogic Corp. (D)(G)...............................        1,513
       298   Qualcomm, Inc. ...................................       12,935
     3,424   Raytheon Co. (G)..................................      184,471
       167   Red Hat, Inc. (D).................................        3,727
       227   Renesola Ltd. (A)(D)..............................        2,563
       536   Research In Motion Ltd. ADR (D)...................      107,135
        81   Rockwell Collins, Inc. ...........................        5,722
        36   Roper Industries, Inc. (G)........................        2,050
       131   Seagate Technology (G)............................        2,861
        75   Solar Cayman Ltd. (A)(D)(H).......................        1,008
       291   Sonus Networks, Inc. (D)(G).......................        2,483
       101   Sony Corp. (A)....................................        5,169
       294   Sprint Nextel Corp. ..............................        6,098
        30   Starent Networks Corp. (D)........................          441
       223   Symantec Corp. (D)(G).............................        4,499
       107   Telefonaktiebolaget LM Ericsson ADR (G)...........        4,252
        46   Texas Instruments, Inc. (G).......................        1,735
       122   Thomas & Betts Corp. (D)..........................        7,070
       640   Turkcell Iletisim Hizmetleri ADR (G)..............       10,659
     8,257   Turkcell Iletisim Hizmetleri AS (A)...............       54,754
        61   VeriFone Holdings, Inc. (D).......................        2,143
       125   Virgin Media, Inc. (G)............................        3,034
        28   Whirlpool Corp. (G)...............................        3,158
                                                                 -----------
                                                                   4,055,968
                                                                 -----------

             TRANSPORTATION -- 0.8%
     3,457   Air Asia BHD (A)(D)...............................        1,904
       375   All America Latina Logistica S.A. ................        5,101
       972   Burlington Northern Santa Fe Corp. ...............       82,739
     1,492   Cathay Pacific Airways Ltd. (A)...................        3,711
        22   General Dynamics Corp. (G)........................        1,736
        91   GOL Linhas Aereas Inteligentes S.A. ADR (G)(H)....        2,993
       130   Grupo Aeroportuario Del ADR (D)...................        3,563
        43   Kirby Corp. (D)(G)................................        1,666
       186   Knight Transportation, Inc. (G)...................        3,595
       271   Navios Maritime Holdings, Inc. ...................        3,270
       117   Northwest Airlines Corp. (D)(G)...................        2,586
       147   UAL Corp. (D)(G)..................................        5,955
        35   US Airways Group, Inc. (D)(G).....................        1,044
                                                                 -----------
                                                                     119,863
                                                                 -----------

                                                                   MARKET
  SHARES                                                          VALUE (W)
----------                                                       -----------
             UTILITIES -- 1.3%
       144   American Electric Power Co., Inc. (G).............  $     6,465
    12,770   Datang International Power (A)(D).................       19,744
       124   MDU Resources Group, Inc. ........................        3,471
        67   Ocean Power Technologies, Inc. (D)................        1,058
       123   Renewable Energy Corp. AS (A)(D)..................        4,767
     2,494   Suntech Power Holdings Co., Ltd. ADR (D)(G).......       90,978
        87   Theolia S.A. (A)(D)...............................        2,948
        --   Veolia Environment Rights (G).....................           --
       940   Veolia Environment S.A. (G).......................       73,804
                                                                 -----------
                                                                     203,235
                                                                 -----------
             Total common stock
               (cost $11,884,323)..............................  $14,870,937
                                                                 -----------

WARRANTS -- 0.4%
             FINANCE -- 0.4%
     1,540   Reliance Zero (D) (I).............................  $    64,350
                                                                 -----------
             Total warrants
               (cost $39,310)..................................  $    64,350
                                                                 -----------


The accompanying notes are an integral part of these financial statements.

 HARTFORD CAPITAL APPRECIATION HLS FUND

 JUNE 30, 2007 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                   MARKET
  SHARES                                                          VALUE (W)
----------                                                       -----------
EXCHANGE TRADED FUNDS -- 0.1%
             FINANCE -- 0.1%
        63   S & P Mid-Cap 400 Depositary
             Receipts (G)......................................  $    10,208
                                                                 -----------
             Total exchange traded funds
               (cost $9,309)...................................  $    10,208
                                                                 -----------

PREFERRED STOCK -- 0.0%
             ENERGY -- 0.0%
         8   Petroleo Brasileiro S.A. ADR (D)..................  $       853
                                                                 -----------
             Total preferred stock
               (cost $699).....................................  $       853
                                                                 -----------

PRINCIPAL
AMOUNT (B)
----------
CORPORATE BONDS: INVESTMENT GRADE -- 0.2%
             FINANCE -- 0.2%
             Augsburg Re AG
   GBP 412     0.00%, 12/31/2049 (A)(H)++......................  $       232
             UBS Luxembourg S.A.
    26,500     6.23%, 02/11/2015...............................       26,590
                                                                 -----------
             Total corporate bonds:
               investment grade
               (cost $27,615)..................................  $    26,822
                                                                 -----------
             Total long-term investments
               (cost $11,961,256)..............................  $14,973,170
                                                                 -----------

SHORT-TERM INVESTMENTS -- 13.2%
             REPURCHASE AGREEMENTS -- 0.4%
             Banc of America Securities Joint Repurchase
               Agreement (maturing on 07/02/2007 in the amount
               of $72, collateralized by U.S. Treasury Note,
               12.00%, 2013, value of $73)
$       71     4.25% dated 07/02/2007..........................  $        71
             Banc of America Securities TriParty Joint
               Repurchase Agreement (maturing on 07/02/2007 in
               the amount of $10,547, collateralized by FNMA,
               5.00%, 2035, value of $10,754)
    10,543     5.36% dated 07/02/2007..........................       10,543
             Deutsche Bank Securities TriParty Joint Repurchase
               Agreement (maturing on 07/02/2007 in the amount
               of $27,991, collateralized by FHLMC, 4.50% --
               6.50%, 2019 -- 2037, value of $28,538)
    27,978     5.36% dated 07/02/2007..........................       27,978
             UBS Securities, Inc. TriParty Joint Repurchase
               Agreement (maturing on 07/02/2007 in the amount
               of $17,308, collateralized by FNMA,
               4.50% -- 6.50%, 2020 -- 2037, value of $17,647)
    17,301     5.37% dated 07/02/2007..........................       17,301
                                                                 -----------
                                                                      55,893
                                                                 -----------

                                                                   MARKET
  SHARES                                                          VALUE (W)
----------                                                       -----------
             SECURITIES PURCHASED WITH PROCEEDS FROM SECURITY
             LENDING -- 12.8%
             CASH COLLATERAL REINVESTMENT FUND:
 1,937,822   Mellon GSL DBT II Collateral Fund.................  $ 1,937,822
                                                                 -----------
             Total short-term investments
               (cost $1,993,715)...............................  $ 1,993,715
                                                                 -----------

             Total investments
               (cost $13,954,971) (C)..........................  112.3%    $16,966,885
             Other assets and liabilities......................  (12.3)%    (1,860,165)
                                                                 -----     -----------
             Total net assets..................................  100.0%    $15,106,720
                                                                 =====     ===========

Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 34.09% of total net assets at June 30, 2007.

  (C)At June 30, 2007, the cost of securities for federal income tax purposes was $13,980,498 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

      Unrealized Appreciation.......................  $3,152,488
      Unrealized Depreciation.......................    (166,101)
                                                      ----------
      Net Unrealized Appreciation...................  $2,986,387
                                                      ==========

 (A) The aggregate value of securities valued in good faith at fair value by, or under the direction of, the Funds' Board of Directors at June 30, 2007, was $2,571,162, which represents 17.02% of total net assets.

  (D)Currently non-income producing.

 (G) Security is partially on loan at June 30, 2007.

  (I)Securities issued within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of
     1933, as amended, and may be sold only to qualified institutional buyers. Pursuant to guidelines adopted by the Board of Directors, these issues are determined to be liquid. The aggregate value of these securities at June 30, 2007, was $70,012, which represents 0.46% of total net assets.

 (K) Securities contain some restrictions as to public resale. These securities comply with Regulation S, rules governing offers and sales made outside the United States without registration under the Securities Act of 1933, and are determined to be liquid. At June 30, 2007, the market value of these securities amounted to $192,526 or 1.27% of net assets.

  ++ Convertible debt security.

  (B)All principal amounts are in U.S. dollars unless otherwise indicated.

      GBP  -- British Pound

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

 (H) The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

      PERIOD
      ACQUIRED         SHARES/PAR             SECURITY             COST BASIS
      --------         ----------             --------             ----------
      06/2006               412     Augsburg Re AG -- 144A          $   766
      06/2006               209     Augsburg Re AG -- 144A               67
      06/2007            29,056     Buck Holdings L.P.               27,630
      01/2007-05/2007        91     GOL Linhas Aereas
                                    Inteligentes S.A. ADR             2,584
      10/2005                30     Harvey Weinstein Master
                                    L.P. -- Reg D                    27,951
      01/2007-06/2007     1,524     Shangri-La Asia Ltd.              3,976
      03/2007                75     Solar Cayman Ltd.                 1,121

     The aggregate value of these securities at June 30, 2007 was $72,678 which represents 0.48% of total net assets.

  (W)See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

        FORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING AT JUNE 30, 2007

                                                                                                                     UNREALIZED
                                                                 MARKET          CONTRACT         DELIVERY         APPRECIATION/
DESCRIPTION                                                      VALUE            AMOUNT            DATE           (DEPRECIATION)
-----------                                                      ------          --------         --------         --------------
Canadian Dollar (Buy)                                           $    291         $    291         07/03/07            $     --
Canadian Dollar (Sell)                                            15,002           14,919         07/03/07                 (83)
Canadian Dollar (Buy)                                                235              234         07/05/07                   1
Euro (Buy)                                                         7,313            7,266         07/02/07                  47
Euro (Sell)                                                          317              315         07/02/07                  (2)
Euro (Buy)                                                        61,213           61,216         07/03/07                  (3)
Euro (Sell)                                                      680,115          661,947         12/20/07             (18,168)
Hong Kong Dollar (Sell)                                           10,405           10,408         07/03/07                   3
Japanese Yen (Sell)                                                  213              214         07/02/07                   1
Japanese Yen (Buy)                                                    65               65         07/03/07                  --
Swiss Franc (Buy)                                                  6,506            6,472         07/02/07                  34
Swiss Franc (Buy)                                                    708              704         07/03/07                   4
                                                                                                                      --------
                                                                                                                      $(18,166)
                                                                                                                      ========

The accompanying notes are an integral part of these financial statements.

 HARTFORD DISCIPLINED EQUITY HLS FUND

 SCHEDULE OF INVESTMENTS
 JUNE 30, 2007 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                  MARKET
 SHARES                                                         VALUE (W)
---------                                                       ----------
 COMMON STOCK -- 98.1%
            BASIC MATERIALS -- 3.1%
     392    Church & Dwight Co., Inc. ........................  $   18,982
     526    Kimberly-Clark Corp. .............................      35,197
     205    Lyondell Chemical Co. (G).........................       7,606
                                                                ----------
                                                                    61,785
                                                                ----------
            CAPITAL GOODS -- 5.5%
     438    Hasbro, Inc. .....................................      13,761
     859    Lam Research Corp. (D)(G).........................      44,158
     311    Parker-Hannifin Corp. (G).........................      30,479
   1,100    Xerox Corp. (D)...................................      20,328
                                                                ----------
                                                                   108,726
                                                                ----------
            CONSUMER CYCLICAL -- 7.7%
     707    Altria Group, Inc. ...............................      49,609
     351    Coach, Inc. (D)(U)................................      16,643
     579    Kohl's Corp. (D)..................................      41,112
     240    Mattel, Inc. .....................................       6,075
     402    Newell Rubbermaid, Inc. ..........................      11,837
     291    Ross Stores, Inc. (G).............................       8,972
     571    Safeway, Inc. (G).................................      19,414
                                                                ----------
                                                                   153,662
                                                                ----------
            CONSUMER STAPLES -- 2.1%
     646    Reynolds American, Inc. (G).......................      42,126
                                                                ----------
            ENERGY -- 12.3%
     613    Chevron Corp. ....................................      51,647
     743    ConocoPhillips Holding Co. .......................      58,349
     468    Exxon Mobil Corp. ................................      39,256
      74    Marathon Oil Corp. ...............................       4,449
     910    Occidental Petroleum Corp. (U)....................      52,642
     525    Valero Energy Corp. ..............................      38,753
                                                                ----------
                                                                   245,096
                                                                ----------
            FINANCE -- 27.1%
     658    ACE Ltd. .........................................      41,138
     451    Allied World Assurance Holdings Ltd. .............      23,098
     687    Assurant, Inc. (G)................................      40,466
     579    Axis Capital Holdings Ltd. .......................      23,528
   1,114    Bank of America Corp. ............................      54,483
   1,077    Citigroup, Inc. ..................................      55,242
      81    Comerica, Inc. ...................................       4,841
     385    Everest Re Group Ltd. ............................      41,848
     228    Goldman Sachs Group, Inc. (U).....................      49,332
     105    MBIA, Inc. (G)....................................       6,515
     343    Medco Health Solutions, Inc. (D)..................      26,735
     177    Merrill Lynch & Co., Inc. (U).....................      14,769
     234    Metlife, Inc. ....................................      15,056
     328    Reinsurance Group of America, Inc. ...............      19,777
      95    Ryder System, Inc. ...............................       5,095
     201    Travelers Co., Inc. ..............................      10,732
     760    UnitedHealth Group, Inc. .........................      38,872
     439    US Bancorp........................................      14,455

                                                                  MARKET
 SHARES                                                         VALUE (W)
---------                                                       ----------
            FINANCE -- (CONTINUED)
     496    Wellpoint, Inc. (D)...............................  $   39,604
     562    Western Union Co. ................................      11,697
                                                                ----------
                                                                   537,283
                                                                ----------
            HEALTH CARE -- 14.0%
      87    Abbott Laboratories...............................       4,648
     440    Amylin Pharmaceuticals, Inc. (D)(G)...............      18,103
   1,590    Bristol-Myers Squibb Co. .........................      50,168
     144    Cardinal Health, Inc. ............................      10,137
     232    Cephalon, Inc. (D)(G).............................      18,658
     154    Coventry Health Care, Inc. (D)....................       8,884
     639    Eli Lilly & Co. ..................................      35,718
     447    Forest Laboratories, Inc. (D).....................      20,406
     193    Gilead Sciences, Inc. (D).........................       7,475
     499    LifePoint Hospitals, Inc. (D).....................      19,309
     710    McKesson Corp. ...................................      42,350
   1,401    Schering-Plough Corp. ............................      42,656
                                                                ----------
                                                                   278,512
                                                                ----------
            SERVICES -- 5.2%
     425    Accenture Ltd. Class A............................      18,220
     257    Autodesk, Inc. (D)................................      12,076
     165    Manpower, Inc. ...................................      15,173
     402    McGraw-Hill Cos., Inc. ...........................      27,335
     816    Walt Disney Co. (G)...............................      27,845
      57    Waste Management, Inc. ...........................       2,210
                                                                ----------
                                                                   102,859
                                                                ----------
            TECHNOLOGY -- 17.2%
     215    Apple, Inc. (D)(U)................................      26,214
   1,415    AT&T, Inc. .......................................      58,733
      --    CA, Inc. .........................................           3
     171    CenturyTel, Inc. (G)..............................       8,392
     156    Danaher Corp. (G).................................      11,793
     415    Dover Corp. ......................................      21,248
      94    Embarq Corp. .....................................       5,969
   1,239    Hewlett-Packard Co. ..............................      55,262
     274    International Business Machines Corp. ............      28,859
      42    L-3 Communications Holdings, Inc. ................       4,120
     428    Lockheed Martin Corp. ............................      40,250
   1,584    Oracle Corp. (D)..................................      31,211
   1,087    Symantec Corp. (D)................................      21,951
      62    Telephone and Data Systems, Inc. .................       3,886
     216    Whirlpool Corp. ..................................      23,964
                                                                ----------
                                                                   341,855
                                                                ----------
            TRANSPORTATION -- 0.2%
      58    General Dynamics Corp. ...........................       4,506
                                                                ----------
            UTILITIES -- 3.7%
      50    Constellation Energy Group, Inc. (G)..............       4,376
     417    Duke Energy Corp. ................................       7,628
     231    Entergy Corp. ....................................      24,744
     173    FirstEnergy Corp. ................................      11,224

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

                                                                  MARKET
 SHARES                                                         VALUE (W)
---------                                                       ----------
COMMON STOCK -- (CONTINUED)
            UTILITIES -- (CONTINUED)
     306    FPL Group, Inc. ..................................  $   17,345
     181    NRG Energy, Inc. (D)..............................       7,541
                                                                ----------
                                                                    72,858
                                                                ----------
            Total common stock
              (cost $1,679,466)...............................  $1,949,268
                                                                ----------
PRINCIPAL
 AMOUNT
---------
 SHORT-TERM INVESTMENTS -- 9.7%
            REPURCHASE AGREEMENTS -- 1.7%
            Banc of America Securities Joint Repurchase
              Agreement (maturing on 07/02/2007 in the amount
              of $42, collateralized by U.S. Treasury Note,
              12.00%, 2013, value of $43)
$     42      4.25% dated 07/02/2007..........................  $       42
            Banc of America Securities TriParty Joint
              Repurchase Agreement (maturing on 07/02/2007 in
              the amount of $6,172, collateralized by FNMA,
              5.00%, 2035, value of $6,293)
   6,170      5.36% dated 07/02/2007..........................       6,170
            Deutsche Bank Securities TriParty Joint Repurchase
              Agreement (maturing on 07/02/2007 in the amount
              of $16,380, collateralized by FHLMC,
              4.50% -- 6.50%, 2019 -- 2037, value of $16,701)
  16,373      5.36% dated 07/02/2007..........................      16,373
            UBS Securities, Inc. TriParty Joint Repurchase
              Agreement (maturing on 07/02/2007 in the amount
              of $10,129, collateralized by FNMA,
              4.50% -- 6.50%, 2020 -- 2037, value of $10,327)
  10,124      5.37% dated 07/02/2007..........................      10,124
                                                                ----------
                                                                    32,709
                                                                ----------
 SHARES
---------
            SECURITIES PURCHASED WITH PROCEEDS FROM SECURITY
            LENDING -- 8.0%
            CASH COLLATERAL REINVESTMENT FUND:
 159,026    BNY Institutional Cash Reserve Fund...............     159,026
                                                                ----------
            Total short-term investments
              (cost $191,735).................................  $  191,735
                                                                ----------

            Total investments
              (cost $1,871,201) (C)...........................  107.8%    $2,141,003
            Other assets and liabilities......................   (7.8)%     (154,377)
                                                                -----     ----------
            Total net assets..................................  100.0%    $1,986,626
                                                                =====     ==========

Note: Percentage of investments as shown is the ratio of the total market value to total net assets.

  (C)At June 30, 2007, the cost of securities for federal income tax purposes was $1,872,509 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

      Unrealized Appreciation........................  $281,021
      Unrealized Depreciation........................   (12,527)
                                                       --------
      Net Unrealized Appreciation....................  $268,494
                                                       ========

  (D)Currently non-income producing.

 (G) Security is partially on loan at June 30, 2007.

     FUTURES CONTRACTS OUTSTANDING AT JUNE 30, 2007

                                                                         UNREALIZED
                             NUMBER OF                 EXPIRATION      APPRECIATION/
      DESCRIPTION            CONTRACTS*   POSITION        MONTH        (DEPRECIATION)
      -----------            ----------   --------     ----------      --------------
      S&P 500 OK Mini           209         Long     September, 2007        $(8)
                                                                            ===

     * The number of contracts does not omit 000's.

     Cash of $2,498 was pledged as initial margin deposit for open futures contracts at June 30, 2007.

  (U)At June 30, 2007, securities valued at $19,630 were designated to cover open call options written as follows (see Note 2 to accompanying Notes to Financial Statements):

                            NUMBER OF    EXERCISE    EXERCISE     MARKET     PREMIUMS
      ISSUER                CONTRACTS*    PRICE        DATE      VALUE (W)   RECEIVED
      ------                ----------   --------    --------    ---------   --------
      Apple, Inc.              272       $125.00    July, 2007      $ 95       $ 49
      Coach, Inc.              605         55.00    July, 2007         3         27
      Goldman Sachs Group,
       Inc. Call               217        250.00    July, 2007         1         54
      Merrill Lynch & Co.,
       Inc.                    345         95.00    Aug., 2007        14         34
      Occidental Petroleum
       Corp. Call              700         60.00    July, 2007        66         97
                                                                    ----       ----
                                                                    $179       $261
                                                                    ====       ====

     * The number of contracts does not omit 000's.

     At June 30, 2007, cash of $3,621 was designated to cover open put options written as follows (see Note 2 to accompanying Notes to Financial Statements):

                            NUMBER OF    EXERCISE    EXERCISE     MARKET     PREMIUMS
      ISSUER                CONTRACTS*    PRICE        DATE      VALUE (W)   RECEIVED
      ------                ----------   --------    --------    ---------   --------
      Duke Energy Corp. Put   1,072       $17.50    Aug., 2007      $ 38       $ 26
      Mcgraw-Hill Co., Inc.
       Put                      430        65.00    July, 2007        21         32
      Merrill Lynch & Co.,
       Inc. Put                 320        85.00    July, 2007       112         31
      Valero Energy Corp.
       Put                      398        67.50    July, 2007         5         32
      Xerox Corp. Put         1,598        18.00    July, 2007        24         32
                                                                    ----       ----
                                                                    $200       $153
                                                                    ====       ====

     * The number of contracts does not omit 000's.

  (W)See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

 HARTFORD DIVIDEND AND GROWTH HLS FUND

 SCHEDULE OF INVESTMENTS
 JUNE 30, 2007 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                  MARKET
 SHARES                                                         VALUE (W)
---------                                                       ----------
 COMMON STOCK -- 98.9%
            BASIC MATERIALS -- 7.5%
     738    Agrium, Inc. .....................................  $   32,270
   2,005    Alcoa, Inc. ......................................      81,255
     454    Bowater, Inc. (G).................................      11,320
   1,005    Companhia Vale do Rio Doce ADR (G)................      44,783
   2,602    E.I. DuPont de Nemours & Co. .....................     132,282
   1,482    International Paper Co. (G).......................      57,860
     944    Kimberly-Clark Corp. .............................      63,124
     755    Newmont Mining Corp. .............................      29,486
   1,091    Pentair, Inc. (G).................................      42,095
     439    Rhodia S.A. (D)(G)................................      20,408
   1,108    Rohm & Haas Co. (G)...............................      60,575
                                                                ----------
                                                                   575,458
                                                                ----------
            CAPITAL GOODS -- 4.5%
     550    3M Co. ...........................................      47,726
     362    Caterpillar, Inc. ................................      28,345
   1,118    Deere & Co. ......................................     134,987
     379    Illinois Tool Works, Inc. ........................      20,527
     469    Parker-Hannifin Corp. (G).........................      45,959
     491    Pitney Bowes, Inc. ...............................      22,979
   2,531    Xerox Corp. (D)...................................      46,777
                                                                ----------
                                                                   347,300
                                                                ----------
            CONSUMER CYCLICAL -- 8.5%
   1,390    Altria Group, Inc. ...............................      97,481
   1,059    Avery Dennison Corp. (G)..........................      70,402
     926    Home Depot, Inc. .................................      36,434
   1,317    Honda Motor Co., Ltd. ADR (G).....................      47,783
   1,909    McDonald's Corp. .................................      96,896
     663    NIKE, Inc. Class B................................      38,658
   1,921    Staples, Inc. ....................................      45,595
   2,133    Sysco Corp. (G)...................................      70,358
   3,119    Wal-Mart Stores, Inc. ............................     150,050
                                                                ----------
                                                                   653,657
                                                                ----------
            CONSUMER STAPLES -- 6.7%
     665    Bunge Ltd. Finance Corp. (G)......................      56,159
   1,186    Coca-Cola Co. ....................................      62,019
     804    Nestle S.A. ADR...................................      76,883
   1,077    PepsiCo, Inc. ....................................      69,817
   1,983    Procter & Gamble Co. .............................     121,322
   2,294    Tyson Foods, Inc. Class A (G).....................      52,845
     944    Unilever N.V. NY Shares...........................      29,277
     633    Weyerhaeuser Co. .................................      49,939
                                                                ----------
                                                                   518,261
                                                                ----------
            ENERGY -- 17.3%
   1,065    Anadarko Petroleum Corp. (G)......................      55,390
   3,315    Chevron Corp. ....................................     279,239
   1,806    ConocoPhillips Holding Co. .......................     141,803
   1,755    EnCana Corp. .....................................     107,824
   3,361    Exxon Mobil Corp. ................................     281,901
   1,220    Royal Dutch Shell plc.............................      99,072

                                                                  MARKET
 SHARES                                                         VALUE (W)
---------                                                       ----------
            ENERGY -- (CONTINUED)
     789    Schlumberger Ltd. (G).............................  $   66,984
   2,549    Total S.A. ADR (G)................................     206,426
   1,540    XTO Energy, Inc. .................................      92,554
                                                                ----------
                                                                 1,331,193
                                                                ----------
            FINANCE -- 16.0%
   1,111    ACE Ltd. .........................................      69,466
   1,382    Allstate Corp. ...................................      84,988
   1,609    American International Group, Inc. ...............     112,699
   4,244    Bank of America Corp. ............................     207,503
   3,850    Citigroup, Inc. ..................................     197,465
     945    Federal Home Loan Mortgage Corp. .................      57,386
     436    ING Groep N.V. Sponsored ADR......................      19,171
     970    MBIA, Inc. (G)....................................      60,378
     596    Merrill Lynch & Co., Inc. ........................      49,822
     464    Metlife, Inc. (G).................................      29,945
     502    PNC Financial Services Group, Inc. ...............      35,962
     397    Prudential Financial, Inc. .......................      38,581
   1,269    State Street Corp. (G)............................      86,779
   1,269    Synovus Financial Corp. (G).......................      38,967
     221    Torchmark Corp. (G)...............................      14,800
   1,897    UBS AG............................................     113,839
     377    Ventas, Inc. (G)..................................      13,652
                                                                ----------
                                                                 1,231,403
                                                                ----------
            HEALTH CARE -- 9.7%
   2,639    Abbott Laboratories...............................     141,340
     869    AstraZeneca plc ADR...............................      46,474
   3,163    Bristol-Myers Squibb Co. .........................      99,821
   2,892    Eli Lilly & Co. ..................................     161,599
   1,374    Sanofi-Aventis S.A. ADR...........................      55,315
   5,034    Schering-Plough Corp. ............................     153,232
     974    Teva Pharmaceutical Industries Ltd. ADR...........      40,173
     912    Wyeth.............................................      52,300
                                                                ----------
                                                                   750,254
                                                                ----------
            SERVICES -- 7.5%
   1,336    Accenture Ltd. Class A............................      57,280
   1,016    Automatic Data Processing, Inc. ..................      49,241
   1,690    CBS Corp. Class B (G).............................      56,299
   2,704    Comcast Corp. Class A (D)(G)......................      76,027
   1,451    Comcast Corp. Special Class A (D).................      40,581
   1,264    New York Times Co. Class A (G)....................      32,101
   2,246    Time Warner, Inc. ................................      47,258
   1,064    United Parcel Service, Inc. Class B (G)...........      77,672
   1,220    Viacom, Inc. Class B (D)..........................      50,778
   2,360    Waste Management, Inc. ...........................      92,138
                                                                ----------
                                                                   579,375
                                                                ----------
            TECHNOLOGY -- 15.4%
   7,847    AT&T, Inc. .......................................     325,641
   3,245    EMC Corp. (D)(G)..................................      58,742
   5,793    General Electric Co. .............................     221,771
   1,730    International Business Machines Corp. (G).........     182,103
     378    Lockheed Martin Corp. ............................      35,591
   2,121    Maxim Integrated Products, Inc. ..................      70,869
   2,135    Medtronic, Inc. ..................................     110,721

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

                                                                  MARKET
 SHARES                                                         VALUE (W)
---------                                                       ----------
COMMON STOCK -- (CONTINUED)
            TECHNOLOGY -- (CONTINUED)
   2,479    Microsoft Corp. ..................................  $   73,056
   2,058    Verizon Communications, Inc. .....................      84,713
     193    Whirlpool Corp. ..................................      21,406
                                                                ----------
                                                                 1,184,613
                                                                ----------
            TRANSPORTATION -- 0.6%
   2,951    Southwest Airlines Co. (G)........................      43,996
                                                                ----------
            UTILITIES -- 5.2%
   1,141    Dominion Resources, Inc. .........................      98,488
   2,062    Exelon Corp. (G)..................................     149,681
   1,566    FPL Group, Inc. (G)...............................      88,878
     618    Progress Energy, Inc. ............................      28,152
     423    Veolia Environment ADR (G)........................      33,199
                                                                ----------
                                                                   398,398
                                                                ----------
            Total common stock
              (cost $5,766,198)...............................  $7,613,908
                                                                ----------
PRINCIPAL
 AMOUNT
---------
 SHORT-TERM INVESTMENTS -- 10.1%
            REPURCHASE AGREEMENTS -- 0.7%
            Banc of America Securities Joint Repurchase
              Agreement (maturing on 07/02/2007 in the amount
              of $76, collateralized by U.S. Treasury Note,
              12.00%, 2013, value of $77)
$     76      4.25% dated 07/02/2007..........................  $       76
            Banc of America Securities TriParty Joint
              Repurchase Agreement (maturing on 07/02/2007 in
              the amount of $11,118, collateralized by FNMA,
              5.00%, 2035, value of $11,336)
  11,113      5.36% dated 07/02/2007..........................      11,113
            Deutsche Bank Securities TriParty Joint Repurchase
              Agreement (maturing on 07/02/2007 in the amount
              of $29,506, collateralized by FHLMC,
              4.50% -- 6.50%, 2019 -- 2037, value of $30,083)
  29,493      5.36% dated 07/02/2007..........................      29,493
            UBS Securities, Inc. TriParty Joint Repurchase
              Agreement (maturing on 07/02/2007 in the amount
              of $18,245, collateralized by FNMA,
              4.50% -- 6.50%, 2020 -- 2037, value of $18,602)
  18,237      5.37% dated 07/02/2007..........................      18,237
                                                                ----------
                                                                    58,919
                                                                ----------
                                                                 MARKET
 SHARES                                                         VALUE (W)
---------                                                       ----------
            SECURITIES PURCHASED WITH PROCEEDS FROM SECURITY
            LENDING -- 9.4%
            CASH COLLATERAL REINVESTMENT FUND:
 721,215    BNY Institutional Cash Reserve Fund...............  $  721,215
                                                                ----------

            Total short-term investments
              (cost $780,134).................................            $  780,134
                                                                          ----------
            Total investments
              (cost $6,546,332) (C)...........................  109.0%    $8,394,042
            Other assets and liabilities......................   (9.0)%     (695,117)
                                                                -----     ----------
            Total net assets..................................  100.0%    $7,698,925
                                                                =====     ==========

Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 12.64% of total net assets at June 30, 2007.

  (C)At June 30, 2007, the cost of securities for federal income tax purposes was $6,551,327 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

      Unrealized Appreciation.......................  $1,885,866
      Unrealized Depreciation.......................     (43,151)
                                                      ----------
      Net Unrealized Appreciation...................  $1,842,715
                                                      ==========

  (D)Currently non-income producing.

 (G) Security is partially on loan at June 30, 2007.

  (W)See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

 HARTFORD EQUITY INCOME HLS FUND

 SCHEDULE OF INVESTMENTS
 JUNE 30, 2007 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                         VALUE (W)
---------                                                       ---------
 COMMON STOCK -- 99.6%
            BASIC MATERIALS -- 7.7%
      89    Air Products and Chemicals, Inc. .................  $  7,145
      41    Alcoa, Inc. ......................................     1,677
     242    Dow Chemical Co. .................................    10,694
     133    E.I. DuPont de Nemours & Co. .....................     6,767
      58    International Paper Co. ..........................     2,259
      93    Kimberly-Clark Corp. .............................     6,235
      73    PPG Industries, Inc. (G)..........................     5,534
                                                                --------
                                                                  40,311
                                                                --------
            CAPITAL GOODS -- 7.1%
      58    3M Co. ...........................................     5,060
     159    American Standard Cos., Inc. .....................     9,395
      63    Deere & Co. ......................................     7,643
     100    Goodrich Corp. ...................................     5,968
     199    Pitney Bowes, Inc. ...............................     9,317
                                                                --------
                                                                  37,383
                                                                --------
            CONSUMER CYCLICAL -- 2.5%
     189    Altria Group, Inc. ...............................    13,266
                                                                --------
            CONSUMER STAPLES -- 7.0%
      76    Campbell Soup Co. ................................     2,942
      74    Colgate-Palmolive Co. ............................     4,818
      53    Diageo plc ADR....................................     4,440
     116    General Mills, Inc. ..............................     6,767
     136    Kellogg Co. (G)...................................     7,031
     131    Kraft Foods, Inc. ................................     4,613
      96    PepsiCo, Inc. ....................................     6,226
                                                                --------
                                                                  36,837
                                                                --------
            ENERGY -- 14.7%
     294    Chevron Corp. ....................................    24,741
     286    ConocoPhillips Holding Co. .......................    22,437
     302    Exxon Mobil Corp. ................................    25,347
      55    Royal Dutch Shell plc ADR.........................     4,588
                                                                --------
                                                                  77,113
                                                                --------
            FINANCE -- 27.3%
     112    ACE Ltd. .........................................     6,977
     106    Allstate Corp. ...................................     6,508
     452    Bank of America Corp. ............................    22,119
     134    Bank of New York Co., Inc. .......................     5,545
     161    Chubb Corp. ......................................     8,721
     399    Citigroup, Inc. ..................................    20,454
     336    Host Hotels & Resorts, Inc. ......................     7,761
     277    JP Morgan Chase & Co. ............................    13,401
     113    Lloyd's TSB Group plc SP ADR (G)..................     5,035
     151    PNC Financial Services Group, Inc. ...............    10,814
     221    UBS AG............................................    13,274
     434    US Bancorp........................................    14,311
      72    Wachovia Corp. ...................................     3,693
     134    Wells Fargo & Co. ................................     4,712
                                                                --------
                                                                 143,325
                                                                --------

                                                                 MARKET
 SHARES                                                         VALUE (W)
---------                                                       ---------
            HEALTH CARE -- 8.2%
     136    Abbott Laboratories...............................  $  7,261
     119    Baxter International, Inc. .......................     6,719
     174    Bristol-Myers Squibb Co. .........................     5,485
      86    Eli Lilly & Co. ..................................     4,794
      91    GlaxoSmithKline plc ADR...........................     4,771
     239    Wyeth.............................................    13,689
                                                                --------
                                                                  42,719
                                                                --------
            SERVICES -- 1.5%
      64    R.R. Donnelley & Sons Co. ........................     2,802
     134    Waste Management, Inc. ...........................     5,225
                                                                --------
                                                                   8,027
                                                                --------
            TECHNOLOGY -- 14.2%
     655    AT&T, Inc. .......................................    27,193
     110    Chunghwa Telecom Co., Ltd. ADR....................     2,078
     553    General Electric Co. .............................    21,161
     240    Intel Corp. ......................................     5,690
     236    Nokia Corp. ......................................     6,620
     284    Verizon Communications, Inc. .....................    11,682
                                                                --------
                                                                  74,424
                                                                --------
            UTILITIES -- 9.4%
     121    American Electric Power Co., Inc. (G).............     5,436
     108    Consolidated Edison, Inc. (G).....................     4,869
      71    Dominion Resources, Inc. .........................     6,157
      25    Entergy Corp. (G).................................     2,705
     130    Exelon Corp. .....................................     9,469
     234    FPL Group, Inc. ..................................    13,262
      93    SCANA Corp. ......................................     3,566
     109    Southern Co. (G)..................................     3,727
                                                                --------
                                                                  49,191
                                                                --------
            Total common stock
              (cost $439,509).................................  $522,596
                                                                --------
PRINCIPAL
 AMOUNT
---------
 SHORT-TERM INVESTMENTS -- 4.4%
            REPURCHASE AGREEMENTS -- 0.2%
            Banc of America Securities Joint Repurchase
              Agreement (maturing on 07/02/2007 in the amount
              of $2, collateralized by U.S. Treasury Note,
              12.00%, 2013, value of $2)
 $     2      4.25% dated 07/02/2007..........................  $      2
            Banc of America Securities TriParty Joint
              Repurchase Agreement (maturing on 07/02/2007 in
              the amount of $233, collateralized by FNMA,
              5.00%, 2035, value of $238)
     233      5.36% dated 07/02/2007..........................       233
            Deutsche Bank Securities TriParty Joint Repurchase
              Agreement (maturing on 07/02/2007 in the amount
              of $619, collateralized by FHLMC,
              4.50% -- 6.50%, 2019 -- 2037, value of $631)
     619      5.36% dated 07/02/2007..........................       619

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

PRINCIPAL                                                        MARKET
 AMOUNT                                                         VALUE (W)
---------                                                       ---------
SHORT-TERM INVESTMENTS -- (CONTINUED)
            REPURCHASE AGREEMENTS -- (CONTINUED)
            UBS Securities, Inc. TriParty Joint Repurchase
              Agreement (maturing on 07/02/2007 in the amount
              of $383, collateralized by FNMA, 4.50% -- 6.50%,
              2020 -- 2037, value of $390)
 $   382      5.37% dated 07/02/2007..........................  $    382
                                                                --------
                                                                   1,236
                                                                --------

 SHARES
---------
            SECURITIES PURCHASED WITH PROCEEDS FROM SECURITY
            LENDING -- 4.2%
            CASH COLLATERAL REINVESTMENT FUND:
  21,864    BNY Institutional Cash Reserve Fund...............    21,864
                                                                --------
            Total short-term investments
              (cost $23,100)..................................  $ 23,100
                                                                --------

            Total investments
              (cost $462,609) (C).............................  104.0%    $545,696
            Other assets and liabilities......................   (4.0)%    (21,036)
                                                                -----     --------
            Total net assets..................................  100.0%    $524,660
                                                                =====     ========

Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 7.78% of total net assets at June 30, 2007.

  (C)At June 30, 2007, the cost of securities for federal income tax purposes was $462,716 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

      Unrealized Appreciation.........................  $84,391
      Unrealized Depreciation.........................   (1,411)
                                                        -------
      Net Unrealized Appreciation.....................  $82,980
                                                        =======

 (G) Security is partially on loan at June 30, 2007.

  (W)See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

 HARTFORD FUNDAMENTAL GROWTH HLS FUND (PRIOR TO JULY 27, 2007, THE FUND WAS KNOWN AS HARTFORD FOCUS HLS FUND)

 SCHEDULE OF INVESTMENTS
 JUNE 30, 2007 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                         VALUE (W)
---------                                                       ---------
 COMMON STOCK -- 94.9%
            BASIC MATERIALS -- 3.8%
     35     Companhia Vale do Rio Doce ADR....................   $ 1,568
     20     Freeport-McMoRan Copper & Gold, Inc. .............     1,648
                                                                 -------
                                                                   3,216
                                                                 -------
            CAPITAL GOODS -- 4.8%
      8     Boeing Co. .......................................       798
     20     Caterpillar, Inc. ................................     1,597
     33     Lam Research Corp. (D)(G).........................     1,681
                                                                 -------
                                                                   4,076
                                                                 -------
            CONSUMER CYCLICAL -- 10.2%
     26     Best Buy Co., Inc. ...............................     1,209
     20     Coach, Inc. (D)...................................       957
     15     Kohl's Corp. (D)..................................     1,065
     34     Lowe's Cos., Inc. ................................     1,050
     24     NIKE, Inc. Class B................................     1,393
     76     Staples, Inc. ....................................     1,796
     18     Target Corp. .....................................     1,158
                                                                 -------
                                                                   8,628
                                                                 -------
            CONSUMER STAPLES -- 2.7%
     21     PepsiCo, Inc. ....................................     1,330
     15     Procter & Gamble Co. .............................       930
                                                                 -------
                                                                   2,260
                                                                 -------
            ENERGY -- 6.8%
     20     Apache Corp. .....................................     1,632
     12     Devon Energy Corp. ...............................       955
     24     GlobalSantaFe Corp. ..............................     1,712
     18     Schlumberger Ltd. ................................     1,495
                                                                 -------
                                                                   5,794
                                                                 -------
            FINANCE -- 12.1%
     28     Aflac, Inc. ......................................     1,419
     24     American International Group, Inc. ...............     1,688
     12     Franklin Resources, Inc. .........................     1,563
      6     Goldman Sachs Group, Inc. ........................     1,236
     56     Invesco plc ADR...................................     1,455
     27     UnitedHealth Group, Inc. .........................     1,360
     19     Wellpoint, Inc. (D)...............................     1,509
                                                                 -------
                                                                  10,230
                                                                 -------
            HEALTH CARE -- 11.6%
     14     Abbott Laboratories...............................       761
     28     Amgen, Inc. (D)...................................     1,526
      8     Cephalon, Inc. (D)................................       643
     22     CVS/Caremark Corp. ...............................       787
     15     Eli Lilly & Co. ..................................       849
     19     Genentech, Inc. (D)...............................     1,468
     15     Genzyme Corp. (D).................................       979
     27     St. Jude Medical, Inc. (D)........................     1,137
     41     Teva Pharmaceutical Industries Ltd. ADR...........     1,679
                                                                 -------
                                                                   9,829
                                                                 -------

                                                                 MARKET
 SHARES                                                         VALUE (W)
---------                                                       ---------
            SERVICES -- 4.5%
     24     Accenture Ltd. Class A............................   $ 1,008
     18     Focus Media Holding Ltd. ADR (D)..................       914
     28     Priceline.com, Inc. (D)(G)........................     1,897
                                                                 -------
                                                                   3,819
                                                                 -------
            TECHNOLOGY -- 37.1%
     26     Akamai Technologies, Inc. (D).....................     1,245
     33     Altera Corp. .....................................       737
     26     America Movil S.A.B. de C.V. ADR..................     1,635
      7     Apple, Inc. (D)...................................       830
     29     AT&T, Inc. .......................................     1,187
     16     China Mobile Ltd. ADR.............................       835
     62     Cisco Systems, Inc. (D)...........................     1,716
     56     Corning, Inc. (D).................................     1,428
     30     Dover Corp. ......................................     1,540
    100     EMC Corp. (D).....................................     1,808
     19     Garmin Ltd. (G)...................................     1,398
     45     General Electric Co. .............................     1,723
      4     Google, Inc. (D)..................................     2,041
     36     Hewlett-Packard Co. ..............................     1,615
     28     Infosys Technologies Ltd. ADR.....................     1,416
     34     Intel Corp. ......................................       817
     16     International Business Machines Corp. ............     1,674
     20     Medtronic, Inc. ..................................     1,016
     61     Microsoft Corp. ..................................     1,809
     44     Nokia Corp. ......................................     1,240
     83     Oracle Corp. (D)..................................     1,640
     18     Qualcomm, Inc. ...................................       794
      7     Research In Motion Ltd. (D).......................     1,300
                                                                 -------
                                                                  31,444
                                                                 -------
            UTILITIES -- 1.3%
     16     Exelon Corp. .....................................     1,140
                                                                 -------
            Total common stock
              (cost $73,822)..................................   $80,436
                                                                 -------
PRINCIPAL
AMOUNT
---------
 SHORT-TERM INVESTMENTS -- 6.6%
            REPURCHASE AGREEMENTS -- 2.3%
            Banc of America Securities Joint Repurchase
              Agreement (maturing on 07/02/2007 in the amount
              of $2, collateralized by U.S. Treasury Note,
              12.00%, 2013, value of $3)
 $    2       4.25% dated 07/02/2007..........................   $     2
            Banc of America Securities TriParty Joint
              Repurchase Agreement (maturing on 07/02/2007 in
              the amount of $363, collateralized by FNMA,
              5.00%, 2035, value of $370)
    363       5.36% dated 07/02/2007..........................       363

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

PRINCIPAL                                                        MARKET
 AMOUNT                                                         VALUE (W)
---------                                                       ---------
SHORT-TERM INVESTMENTS -- (CONTINUED)
            REPURCHASE AGREEMENTS -- (CONTINUED)
            Deutsche Bank Securities TriParty Joint Repurchase
              Agreement (maturing on 07/02/2007 in the amount
              of $964, collateralized by FHLMC,
              4.50% -- 6.50%, 2019 -- 2037, value of $982)
 $  963       5.36% dated 07/02/2007..........................   $   963
            UBS Securities, Inc. TriParty Joint Repurchase
              Agreement (maturing on 07/02/2007 in the amount
              of $596, collateralized by FNMA, 4.50% -- 6.50%,
              2020 -- 2037, value of $607)
    596       5.37% dated 07/02/2007..........................       596
                                                                 -------
                                                                   1,924
                                                                 -------
SHARES
---------
            SECURITIES PURCHASED WITH PROCEEDS FROM SECURITY
            LENDING -- 4.3%
            CASH COLLATERAL REINVESTMENT FUND:
  3,626     BNY Institutional Cash Reserve Fund...............     3,626
                                                                 -------
            Total short-term investments
              (cost $5,550)...................................   $ 5,550
                                                                 -------

            Total investments
              (cost $79,372) (C)..............................  101.5%    $85,986
            Other assets and liabilities......................   (1.5)%    (1,265)
                                                                -----     -------
            Total net assets..................................  100.0%    $84,721
                                                                =====     =======

Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 13.13% of total net assets at June 30, 2007.

  (C)At June 30, 2007, the cost of securities for federal income tax purposes was $79,466 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

      Unrealized Appreciation..........................  $7,326
      Unrealized Depreciation..........................    (806)
                                                         ------
      Net Unrealized Appreciation......................  $6,520
                                                         ======

  (D)Currently non-income producing.

 (G) Security is partially on loan at June 30, 2007.

  (W)See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

 HARTFORD GLOBAL ADVISERS HLS FUND

 SCHEDULE OF INVESTMENTS
 JUNE 30, 2007 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                    MARKET
   SHARES                                                          VALUE (W)
------------                                                       ---------
COMMON STOCK -- 59.6%
               BASIC MATERIALS -- 3.3%
          50   Cameco Corp. (G)..................................  $  2,537
          67   Companhia Vale do Rio Doce ADR....................     2,989
          32   Henkel KGaA Vorzug (A)............................     1,680
          17   Praxair, Inc. ....................................     1,238
          57   Xstrata plc (A)...................................     3,417
                                                                   --------
                                                                     11,861
                                                                   --------
               CAPITAL GOODS -- 2.5%
          18   Alstom RGPT (A)(D)................................     2,982
          36   Boeing Co. #......................................     3,500
          69   Gamesa Corporacion Tecnologica S.A. (A)...........     2,494
                                                                   --------
                                                                      8,976
                                                                   --------
               CONSUMER CYCLICAL -- 4.8%
          58   Arcandor AG (D)...................................     1,971
         779   China Communications Construction Co., Ltd. (A)...     1,396
          21   Hyundai Motor Co., Ltd. (A).......................     1,678
          40   LG Electronics, Inc. (A)(D).......................     3,325
          12   Nintendo Co., Ltd. (A)............................     4,415
          10   Pinault-Printemps-Redoute S.A. (A)................     1,689
         377   Tesco plc (A).....................................     3,158
                                                                   --------
                                                                     17,632
                                                                   --------
               CONSUMER STAPLES -- 2.9%
          --   Japan Tobacco, Inc. (A)...........................     2,401
           6   Nestle S.A. (A)...................................     2,300
          66   Reckitt Benckiser plc (A).........................     3,603
          45   Royal Numico N.V. (A).............................     2,314
                                                                   --------
                                                                     10,618
                                                                   --------

                                                                    MARKET
   SHARES                                                          VALUE (W)
------------                                                       ---------
               ENERGY -- 3.7%
          24   Diamond Offshore Drilling, Inc. (G)...............  $  2,427
          24   Noble Corp. (G)...................................     2,370
          62   Schlumberger Ltd. #...............................     5,300
          38   Suncor Energy, Inc. ..............................     3,414
                                                                   --------
                                                                     13,511
                                                                   --------
               FINANCE -- 8.1%
         274   Amvescap plc (A)..................................     3,535
         638   China Merchants Bank Co., Ltd. (A)................     1,943
          32   Deutsche Boerse AG (A)#...........................     3,573
          30   Erste Bank Der Oesterreichischen Sparkassen AG
                 (A)#............................................     2,369
          14   Goldman Sachs Group, Inc. #.......................     3,034
          49   Julius Baer Holding Ltd. (A)......................     3,489
         353   Man Group plc (A).................................     4,289
          33   National Bank of Greece (A).......................     1,875
          10   ORIX Corp. (A)....................................     2,583
          85   Sumitomo Realty & Development Co., Ltd. (A).......     2,768
                                                                   --------
                                                                     29,458
                                                                   --------
               HEALTH CARE -- 8.3%
          27   Celgene Corp. (D)(G)#.............................     1,559
         215   Elan Corp. plc ADR (D)............................     4,704
          41   Eli Lilly & Co. ..................................     2,269
          69   Gilead Sciences, Inc. (D)(G)......................     2,660
          63   Monsanto Co. #....................................     4,235
         144   Schering-Plough Corp. #...........................     4,371
         117   St. Jude Medical, Inc. (D)(G).....................     4,833
          57   Wyeth #...........................................     3,268
          25   Zimmer Holdings, Inc. (D).........................     2,148
                                                                   --------
                                                                     30,047
                                                                   --------

               SERVICES -- 3.5%
          23   Accor S.A. (A)....................................     1,994
         157   Comcast Corp. Class A (D)(G)#.....................     4,409
          48   Focus Media Holding Ltd. ADR (D)(G)...............     2,419
          54   Las Vegas Sands Corp. (D)(G)#.....................     4,102
                                                                   --------
                                                                     12,924
                                                                   --------

               TECHNOLOGY -- 19.4%
         144   ABB Ltd. (A)......................................     3,246
         115   Activision, Inc. (D)..............................     2,155
          52   Adobe Systems, Inc. (D)#..........................     2,072
          46   Akamai Technologies, Inc. (D).....................     2,257
          35   America Movil S.A.B. de C.V. ADR #................     2,161
          94   American Tower Corp. Class A (D)#.................     3,948
          27   Apple, Inc. (D)...................................     3,332
          86   ASML Holding N.V. (A)(D)..........................     2,366
         126   Cisco Systems, Inc. (D)#..........................     3,506
         183   Corning, Inc. (D)#................................     4,668
          39   Danaher Corp. (G)#................................     2,960
          92   Electronic Arts, Inc. (D).........................     4,372
         131   EMC Corp. (D)#....................................     2,364
          13   Google, Inc. (D)#.................................     6,752
          53   Hewlett-Packard Co. #.............................     2,365
         374   Hon Hai Precision Industry Co., Ltd. (A)..........     3,230
          19   Millicom International Cellular S.A. (D)..........     1,704
         120   Nokia Corp. ......................................     3,359
         199   Oracle Corp. (D)#.................................     3,916
           3   Rakuten, Inc. (A).................................     1,071
          20   Research In Motion Ltd. (D).......................     3,980
          21   Siemens AG (A)....................................     3,009
          81   Softbank Corp. (A)(G).............................     1,754
                                                                   --------
                                                                     70,547
                                                                   --------

               TRANSPORTATION -- 1.3%
          33   General Dynamics Corp. ...........................     2,612
          53   Ryanair Holdings plc ADR (D)(G)#..................     1,982
                                                                   --------
                                                                      4,594
                                                                   --------

               UTILITIES -- 1.8%
          57   Suntech Power Holdings Co., Ltd. ADR (D)(G).......     2,068
          --   Veolia Environment Rights (G).....................        --
          56   Veolia Environment S.A. (G)(Q)....................     4,426
                                                                   --------
                                                                      6,494
                                                                   --------
               Total common stock
                 (cost $173,580).................................  $216,662
                                                                   --------


The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

 PRINCIPAL                                                          MARKET
   AMOUNT                                                          VALUE (W)
------------                                                       ---------
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES -- 8.3%
               FINANCE -- 8.3%
               Advanta Business Card Master Trust
$        445     5.15%, 10/20/2010...............................  $    445
         900     5.39%, 04/20/2011 (L)#..........................       901
               American Express Credit Account Master Trust
         521     5.32%, 01/18/2011 (L)#..........................       520
               ARMS II
         105     5.59%, 09/10/2034 (L)...........................       105
               Arran Residential Mortgages Funding
         808     5.34%, 04/12/2036 (I)(L)........................       808
               Asset Backed Securities Corp. Home Equity Loan
                 Trust
         594     5.38%, 07/25/2036 (L)#..........................       594
               Banc of America Commercial Mortgage, Inc.
         660     5.18%, 09/10/2047 (L)...........................       637
               Bank One Issuance Trust
         500     5.43%, 06/15/2011 (L)...........................       501
               Bear Stearns Commercial Mortgage Securities, Inc.
         595     4.68%, 08/13/2039 #.............................       564
       1,025     5.48%, 10/12/2041 (L)#..........................     1,018
         450     5.61%, 11/15/2033 #.............................       450
               Capital Automotive Receivables Asset Trust
         504     5.23%, 02/15/2009 #.............................       504
               Capital One Automotive Finance Trust
         363     5.31%, 05/15/2009 #.............................       364
               Capital One Prime Automotive Receivables Trust
         620     5.34%, 04/15/2011 (L)#..........................       620
               Caterpillar Financial Asset Trust
         731     5.59%, 02/25/2009 #.............................       731
               Chase Issuance Trust
         265     5.34%, 07/15/2010 (L)...........................       265
               Chase Manhattan Automotive Owner Trust
         124     5.37%, 01/15/2009...............................       124
               Collegiate Funding Services Education Loan Trust I
         354     5.36%, 09/28/2017 (L)...........................       354
          78     5.37%, 09/29/2014 (L)...........................        78
               Credit-Based Asset Servicing and Securitization
          26     5.44%, 08/25/2035 (L)...........................        26
               Crusade Global Trust
         188     5.42%, 06/17/2037 (L)#..........................       188
          56     5.51%, 01/16/2035 (L)...........................        56
         130     5.55%, 09/18/2034 (L)#..........................       130
          72     5.56%, 01/17/2034 (L)...........................        73
               CS First Boston Mortgage Securities Corp.
         450     3.94%, 05/15/2038 #.............................       411
               DaimlerChrysler Automotive Trust
         432     2.58%, 04/08/2009 #.............................       430

 PRINCIPAL                                                          MARKET
 AMOUNT (B)                                                        VALUE (W)
------------                                                       ---------
               FINANCE -- (CONTINUED)
               DaimlerChrysler Master Owner Trust
$        670     5.33%, 08/17/2009 (L)#..........................  $    670
               Discover Card Master Trust I
         400     5.34%, 05/15/2010 (L)#..........................       400
         285     5.35%, 04/16/2010 (L)#..........................       285
         645     5.46%, 04/16/2010 (L)#..........................       645
               European Loan Conduit
 GBP      97     5.94%, 11/01/2029 (I)(L)........................       196
               First Union-Chase Commercial Mortgage
         915     6.65%, 06/15/2031 #.............................       928
               Ford Credit Floorplan Master Owner Trust
         700     5.47%, 05/15/2010 (L)#..........................       700
               GE Capital Credit Card Master Note Trust
         500     5.36%, 09/15/2010 (L)#..........................       500
               GE Commercial Loan Trust
         941     5.42%, 07/19/2015 (I)(L)#.......................       941
               GE Commercial Loan Trust
         577     5.42%, 04/19/2015 (I)(L)........................       577
               GE Corporate Aircraft Financing LLC
          14     5.49%, 09/25/2013 (I)(L)........................        14
               Goldman Sachs Mortgage Securities Corp. II
         110     5.84%, 03/06/2020 (I)(L)........................       110
         145     6.17%, 03/06/2020 (I)(L)........................       145
               Gracechurch Mortgage Financing plc
       1,235     5.37%, 08/20/2032 (I)(L)........................     1,235
               Granite Master Issuer plc
         284     5.35%, 12/20/2030 (L)...........................       284
               Greenwich Capital Commercial Funding Corp.
         835     5.22%, 04/10/2037 (L)...........................       804
               Harley-Davidson Motorcycle Trust
         301     5.06%, 06/15/2010 (I)...........................       301
               Household Affinity Credit Card Master Note Trust I
       1,340     5.44%, 02/15/2010 (L)#..........................     1,341
               Household Automotive Trust
         132     5.40%, 06/17/2009...............................       132
         324     5.61%, 06/17/2009...............................       325
               Hyundai Automotive Receivables Trust
         730     5.25%, 09/15/2009...............................       730
               John Deere Owner Trust
         212     5.41%, 11/17/2008 #.............................       212
               Kildare Securities Ltd.
         465     5.38%, 06/10/2014 (I)(L)........................       465
               MBNA Credit Card Master Note Trust
         904     5.32%, 12/15/2010 (L)#..........................       904
               Medallion Trust
         312     5.40%, 02/27/2039 (L)...........................       312
         125     5.49%, 05/25/2035 (L)...........................       125
         135     5.55%, 12/21/2033 (L)...........................       135
               Morgan Stanley Capital I
         375     5.23%, 09/15/2042 #.............................       361
         590     5.74%, 08/12/2041 (L)#..........................       595

The accompanying notes are an integral part of these financial statements.

 HARTFORD GLOBAL ADVISERS HLS FUND

 JUNE 30, 2007 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

 PRINCIPAL                                                          MARKET
 AMOUNT (B)                                                        VALUE (W)
------------                                                       ---------
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES -- (CONTINUED)
               FINANCE -- (CONTINUED)
               Morgan Stanley Dean Witter Capital I
$        156     6.20%, 07/15/2033...............................  $    156
       1,025     6.51%, 04/15/2034 #.............................     1,057
               National RMBS Trust
         401     5.47%, 03/20/2034 (L)...........................       401
               New Century Home Equity Loan Trust
          31     5.61%, 03/25/2035 (L)...........................        31
               Nissan Automotive Receivables Owner Trust
         155     5.18%, 08/15/2008 #.............................       155
               Nomura Asset Securities Corp.
         473     6.59%, 03/15/2030 #.............................       476
               Permanent Financing plc
         128     5.47%, 06/10/2011 (L)#..........................       128
               Prudential Commercial Mortgage Trust
         570     4.49%, 02/11/2036 #.............................       537
               Volkswagen Credit Automotive Master Trust
         895     5.34%, 07/20/2010 (L)#..........................       895
               Wachovia Automotive Loan Owner Trust
         312     5.41%, 04/20/2009 #.............................       312
               Wachovia Bank Commercial Mortgage Trust
         500     5.12%, 07/15/2042 #.............................       478
               Westpac Securitization Trust
         294     5.43%, 03/23/2036 (L)...........................       294
                                                                   --------
               Total asset & commercial
                 mortgage backed securities
                 (cost $30,332)..................................  $ 30,189
                                                                   --------
CORPORATE BONDS: INVESTMENT GRADE -- 20.2%
               BASIC MATERIALS -- 0.2%
               Bayer AG
  EUR    550     4.31%, 05/25/2009 (L)...........................  $    746
                                                                   --------
               CAPITAL GOODS -- 0.2%
               United Technologies Corp.
         595     5.43%, 06/01/2009 (L)#..........................       596
               Xerox Corp.
         215     5.50%, 05/15/2012...............................       211
                                                                   --------
                                                                        807
                                                                   --------
               CONSUMER CYCLICAL -- 1.7%
               D.R. Horton, Inc.
         670     7.50%, 12/01/2007 (G)...........................       674
         295     8.00%, 02/01/2009...............................       303
               DaimlerChrysler NA Holdings Corp.
         485     4.88%, 06/15/2010 #.............................       476
         825     5.84%, 09/10/2007 (L)...........................       826
         435     7.75%, 01/18/2011...............................       463
               Staples, Inc.
         750     7.13%, 08/15/2007 #.............................       751

 PRINCIPAL                                                          MARKET
 AMOUNT (B)                                                        VALUE (W)
------------                                                       ---------
               CONSUMER CYCLICAL -- (CONTINUED)
               Volkswagen Group Services AG
 EUR   1,300     4.19%, 09/27/2007 (L)#..........................  $  1,759
               Wal-Mart Stores, Inc.
         965     5.25%, 09/01/2035 #.............................       843
                                                                   --------
                                                                      6,095
                                                                   --------
               CONSUMER STAPLES -- 0.1%
               Cia Brasileira de Bebidas
$        300     10.50%, 12/15/2011 #............................       352
                                                                   --------
               ENERGY -- 0.7%
               Anadarko Petroleum Corp.
         510     5.76%, 09/15/2009 (L)#..........................       511
               ConocoPhillips Australia Funding Co.
         900     5.45%, 04/09/2009 (L)...........................       900
               Pemex Project Funding Master Trust
       1,350   8.50%, 02/15/2008.................................     1,373
                                                                   --------
                                                                      2,784
                                                                   --------
               FINANCE -- 9.4%
               Abbey National Treasury Service
  EUR    500     4.16%, 03/07/2008 (L)...........................       677
               American Express Credit Corp.
       1,375     5.34%, 12/12/2007 (L)...........................     1,375
               American Honda Finance Corp.
       1,130     5.38%, 07/23/2007 (I)(L)#.......................     1,130
               Avalon Properties, Inc.
         660     6.88%, 12/15/2007...............................       664
               Bank of America Corp.
  EUR    785     4.20%, 11/20/2008 (L)#..........................     1,063
               Berkshire Hathaway Finance Corp.
         500     5.40%, 01/11/2008 (L)#..........................       500
               BNP Paribas
       1,390     5.26%, 10/03/2007 (L)...........................     1,390
               Boeing Capital Corp.
         450     4.75%, 08/25/2008...............................       447
               Caisse Eparg ECR
 EUR   1,050     3.97%, 07/17/2008 (L)...........................     1,420
 EUR   1,050     4.16%, 03/28/2008 (L)...........................     1,421
               Countrywide Home Loans, Inc.
         400     6.94%, 07/16/2007 #.............................       400
               Credit Agricole
 EUR   1,000     3.95%, 10/17/2007 (L)...........................     1,353
  EUR    880     4.05%, 07/11/2007 (L)#..........................     1,191
               ERAC USA Finance Co.
         425     5.60%, 04/30/2009 (I)(L)#.......................       426
               HBOS Treasury Services plc
       1,150     4.00%, 09/15/2009 (I)#..........................     1,118
               International Lease Finance Corp.
         920     5.40%, 02/15/2012 #.............................       910
         650     5.58%, 05/24/2010 (L)...........................       652
         640     5.65%, 06/01/2014...............................       635
               Korea Development Bank
         430     4.63%, 09/16/2010 #.............................       420
               Lloyds TSB Bank plc
  EUR    800     5.25%, 07/14/2008 #.............................     1,090

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

 PRINCIPAL                                                          MARKET
 AMOUNT (B)                                                        VALUE (W)
------------                                                       ---------
CORPORATE BONDS: INVESTMENT GRADE -- (CONTINUED)
               FINANCE -- (CONTINUED)
               Met Life Global Funding I
$        300     3.38%, 10/05/2007 (I)...........................  $    298
               Metlife Global Funding
 GBP     250     5.25%, 01/09/2014 #.............................       472
               Mizuho Financial Group, Inc.
         525     5.79%, 04/15/2014 (I)#..........................       524
               Morgan Stanley
  EUR    570     4.50%, 05/29/2008 (L)#..........................       774
         665     5.38%, 04/25/2008 (L)#..........................       665
       1,135     5.55%, 04/27/2017...............................     1,089
               New York Life Global Funding
  EUR    535     3.75%, 10/19/2009...............................       709
               Nordea Bank Finland plc
  EUR    225     5.83%, 03/26/2014 (L)...........................       309
               Northern Trust Co.
 GBP     350     5.38%, 03/11/2015...............................       661
               Prudential Financial, Inc.
         215     5.10%, 12/14/2011 #.............................       211
               Residential Capital Corp.
         325     6.50%, 06/01/2012...............................       317
               Royal Bank of Canada
 EUR   1,000     4.10%, 02/27/2008 (L)#..........................     1,353
  EUR    500     4.16%, 09/28/2007 (L)#..........................       677
               Royal Bank of Scotland Group plc
 EUR   1,050     4.18%, 09/29/2008 (L)...........................     1,421
               Simon Property Group L.P.
         680     6.38%, 11/15/2007 #.............................       682
               Societe Generale
       1,380     5.27%, 07/02/2007 (L)...........................     1,380
               Southern Capital Corp.
         115     5.70%, 06/30/2022 (I)...........................       113
               Temasek Financial I Ltd.
       1,145     4.50%, 09/21/2015 (I)#..........................     1,058
               Travelers Property Casualty Corp.
       1,350     3.75%, 03/15/2008...............................     1,331
               Unicredito Italiano Bank of Ireland
  EUR    300     4.02%, 01/25/2008 (L)...........................       406
               VTB Capital (Vneshtorgbank)
         795     5.96%, 08/01/2008 (I)(L)#.......................       796
         670     6.11%, 09/21/2007 (I)(L)#.......................       670
                                                                   --------
                                                                     34,198
                                                                   --------
               FOREIGN GOVERNMENTS -- 4.0%
               Australian Government
  AUD    410     5.25%, 03/15/2019...............................       319
               Belgium Government
 EUR   3,110     4.12%, 09/13/2007 (M)...........................     4,176
               Canadian Government
  CAD    740     5.50%, 06/01/2010 #.............................       712
  CAD    825     5.75%, 06/01/2033 #.............................       923
               Chile (Republic of)
         470     5.75%, 01/28/2008 (L)...........................  $    471
               Denmark (Kingdom of)
  DKK  3,676     6.00%, 11/15/2009...............................       689

 PRINCIPAL                                                          MARKET
 AMOUNT (B)                                                        VALUE (W)
------------                                                       ---------
               FOREIGN GOVERNMENTS -- (CONTINUED)
               French Government
 EUR   1,045     3.50%, 07/12/2011...............................  $  1,361
  EUR    400     4.00%, 04/25/2013 #.............................       526
  EUR    685     5.00%, 10/25/2016 #.............................       954
               Israel Government
ILS    2,415     6.50%, 01/31/2016...............................       625
               Japanese Government
 JPY  34,266     1.00%, 06/10/2016...............................       272
 JPY 178,700     1.40%, 09/20/2011...............................     1,454
               Poland Government
  PLN    580     6.25%, 10/24/2015...............................       216
               South Africa (Republic of)
 ZAR   2,750     8.25%, 09/15/2017...............................       385
               Swedish Government
 SEK   2,545     4.50%, 08/12/2015...............................       372
               United Mexican States
       1,000     6.05%, 01/13/2009 (L)#..........................     1,005
                                                                   --------
                                                                     14,460
                                                                   --------
               HEALTH CARE -- 0.8%
               Alliance Boots plc
  EUR    520     4.33%, 10/19/2007 (L)...........................       704
               Amgen, Inc.
       1,390     5.37%, 11/28/2008 (I)(L)........................     1,390
               CVS Caremark Corp.
         375     5.66%, 06/01/2010 (L)...........................       375
         675     5.75%, 06/01/2017...............................       651
                                                                   --------
                                                                      3,120
                                                                   --------
               SERVICES -- 1.1%
               Comcast Corp.
$        530     5.45%, 11/15/2010 #.............................       527
         800     5.66%, 07/14/2009 (L)#..........................       800
               FedEx Corp.
         650     5.44%, 08/08/2007 (L)...........................       650
               News America, Inc.
         235     6.15%, 03/01/2037 (I)...........................       217
         430     6.63%, 01/09/2008...............................       432
               Time Warner, Inc.
       1,320     8.18%, 08/15/2007 #.............................     1,325
                                                                   --------
                                                                      3,951
                                                                   --------
               TECHNOLOGY -- 1.7%
               Cingular Wireless Services, Inc.
         475     7.88%, 03/01/2011 #.............................       511
               France Telecom S.A.
  EUR    510     4.75%, 02/21/2017...............................       661
               General Electric Co.
         630     5.00%, 02/01/2013...............................       611
               Siemens Finance
       1,330     5.41%, 08/14/2009 (I)(L)#.......................     1,330
               Telecom Italia Finance S.A.
  EUR    445     6.58%, 07/30/2009 #.............................       622
               Telefonica Emisiones SAU
         590     6.22%, 07/03/2017 (Q)...........................       588
         250     6.42%, 06/20/2016...............................       253

The accompanying notes are an integral part of these financial statements.

 HARTFORD GLOBAL ADVISERS HLS FUND

 JUNE 30, 2007 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

 PRINCIPAL                                                          MARKET
 AMOUNT (B)                                                        VALUE (W)
------------                                                       ---------
CORPORATE BONDS: INVESTMENT GRADE -- (CONTINUED)
               TECHNOLOGY -- (CONTINUED)
               Time Warner Cable, Inc.
$      1,155     5.85%, 05/01/2017 (I)...........................  $  1,123
               Verizon New England, Inc.
         375     6.50%, 09/15/2011 #.............................       385
                                                                   --------
                                                                      6,084
                                                                   --------
               UTILITIES -- 0.3%
               National Grid Gas plc
 GBP     340     5.63%, 12/07/2007...............................       680
               Nstar
         300     8.00%, 02/15/2010 #.............................       318
                                                                   --------
                                                                        998
                                                                   --------
               Total corporate bonds: investment grade
                 (cost $72,622)..................................  $ 73,595
                                                                   --------
U.S. GOVERNMENT AGENCIES -- 8.4%
               FEDERAL HOME LOAN MORTGAGE CORPORATION -- 1.8%
               MORTGAGE BACKED SECURITIES:
         380     5.50%, 2019 -- 2020 #...........................  $    375
       4,201     5.50%, 2037 (Q).................................     4,051
         380     7.09%, 2029 (L)#................................       390
                                                                   --------
                                                                      4,816
                                                                   --------
               REMIC -- PAC'S:
       1,829     5.67%, 2036 (L)#................................     1,831
                                                                   --------
                                                                      6,647
                                                                   --------
               FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 6.0%
               MORTGAGE BACKED SECURITIES:
       1,229     4.78%, 2014 #...................................     1,180
       1,588     4.98%, 2013 #...................................     1,541
       1,714     5.00%, 2019 -- 2036.............................     1,631
       3,214     5.00%, 2019 -- 2035 #...........................     3,089
         555     5.00%, 2037 (Q).................................       520
       3,133     5.50%, 2034 -- 2036.............................     3,024
       3,910     5.50%, 2034 -- 2036 #...........................     3,772
       4,570     5.50%, 2037 (Q).................................     4,407
         106     6.50%, 2013.....................................       108
       1,905     6.50%, 2036 #...................................     1,924
           7     7.00%, 2029.....................................         8
                                                                   --------
                                                                     21,204
                                                                   --------
               REMIC -- PAC'S:
         422     5.72%, 2036 (L).................................       423
                                                                   --------
                                                                     21,627
                                                                   --------
               GOVERNMENT NATIONAL MORTGAGE ASSOCIATION -- 0.6%
               MORTGAGE BACKED SECURITIES:
         634     5.00%, 2035.....................................       601
         602     5.00%, 2035 #...................................       570
         414     6.00%, 2028 -- 2035.............................       413

 PRINCIPAL                                                          MARKET
   AMOUNT                                                          VALUE (W)
------------                                                       ---------
               GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
               MORTGAGE BACKED SECURITIES -- (CONTINUED)
$         57     6.50%, 2028.....................................  $     58
          51     8.00%, 2029 -- 2030.............................        53
                                                                   --------
                                                                      1,695
                                                                   --------
               REMIC -- PAC'S:
         433     7.50%, 2035.....................................       451
                                                                   --------
                                                                      2,146
                                                                   --------
               Total U.S. government agencies
                 (cost $30,797)..................................  $ 30,420
                                                                   --------
U.S. GOVERNMENT SECURITIES -- 0.3%
               OTHER DIRECT FEDERAL OBLIGATIONS -- 0.3%
               FEDERAL HOME LOAN BANK:
       1,200     5.75%, 2012 (G)(S)..............................  $  1,224
                                                                   --------
               Total U.S. government securities
                 (cost $1,202)...................................  $  1,224
                                                                   --------
               Total long-term investments
                 (cost $308,533).................................  $352,090
                                                                   --------
SHORT-TERM INVESTMENTS -- 13.8%
               FINANCE -- 2.1%
               Abbey National Treasury Service
         695     5.29%, 10/26/2007...............................  $    695
               Aspen Funding Corp.
       1,395     5.30%, 07/25/2007...............................     1,390
               Barclays Bank plc
       1,385     5.31%, 10/19/2007...............................     1,385
               Chariot Funding LLC
       1,380     6.00%, 07/10/2007...............................     1,378
               CRC Funding LLC
       1,380     5.36%, 08/17/2007...............................     1,370
               Falcon Asset Securitization Corp.
       1,380     5.36%, 07/17/2007...............................     1,377
                                                                   --------
                                                                      7,595
                                                                   --------
               OTHER DIRECT FEDERAL OBLIGATIONS -- 0.2%
               Federal Home Loan Bank
       1,000     5.20%, 07/11/2007 (M)(S)........................       999
                                                                   --------
               REPURCHASE AGREEMENTS -- 3.1%
               Banc of America Securities Joint Repurchase
                 Agreement (maturing on 07/02/2007 in the amount
                 of $14, collateralized by U.S. Treasury Note,
                 12.00%, 2013, value of $15)
          14     4.25% dated 07/02/2007..........................        14
               Banc of America Securities TriParty Joint
                 Repurchase Agreement (maturing on 07/02/2007 in
                 the amount of $2,112, collateralized by FNMA,
                 5.00%, 2035, value of $2,153)
       2,111     5.36% dated 07/02/2007..........................     2,111

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

 PRINCIPAL                                                          MARKET
   AMOUNT                                                          VALUE (W)
------------                                                       ---------
SHORT-TERM INVESTMENTS -- (CONTINUED)
               REPURCHASE AGREEMENTS -- (CONTINUED)
               Deutsche Bank Securities TriParty Joint Repurchase
                 Agreement (maturing on 07/02/2007 in the amount
                 of $5,605, collateralized by FHLMC,
                 4.50% -- 6.50%, 2019 -- 2037, value of $5,715)
$      5,603     5.36% dated 07/02/2007..........................  $  5,603
               UBS Securities, Inc. TriParty Joint Repurchase
                 Agreement (maturing on 07/02/2007 in the amount
                 of $3,466, collateralized by FNMA,
                 4.50% -- 6.50%, 2020 -- 2037, value of $3,534)
       3,465     5.37% dated 07/02/2007..........................     3,465
                                                                   --------
                                                                     11,193
                                                                   --------
   SHARES
------------
               SECURITIES PURCHASED WITH PROCEEDS FROM SECURITY
               LENDING -- 8.4%
               CASH COLLATERAL REINVESTMENT FUND:
      30,539   Mellon GSL DBT II Collateral Fund.................    30,539
                                                                   --------
               Total short-term investments
                 (cost $50,326)..................................  $ 50,326
                                                                   --------

                Total investments
                  (cost $358,859) (C).........................  110.6%    $402,416
                Other assets and liabilities..................  (10.6)%    (38,700)
                                                                -----     --------
                Total net assets..............................  100.0%    $363,716
                                                                =====     ========

Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 44.56% of total net assets at June 30, 2007.

  (C)At June 30, 2007, the cost of securities for federal income tax purposes was $361,286 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

      Unrealized Appreciation.........................  $44,280
      Unrealized Depreciation.........................   (3,150)
                                                        -------
      Net Unrealized Appreciation.....................  $41,130
                                                        =======

  # This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.
 (A) The aggregate value of securities valued in good faith at fair value by, or under the direction of, the Funds' Board of Directors at June 30, 2007, was $79,946, which represents 21.98% of total net assets.

  (D)Currently non-income producing.

 (G) Security is partially on loan at June 30, 2007.

  (Q)The cost of securities purchased on a when-issued or delayed delivery basis at June 30, 2007 was $10,001.

  (I)Securities issued within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of
     1933, as amended, and may be sold only to qualified institutional buyers. Pursuant to guidelines adopted by the Board of Directors, these issues are determined to be liquid. The aggregate value of these securities at June 30, 2007, was $14,985, which represents 4.12% of total net assets.

  (L)Variable rate securities; the rate reported is the coupon rate in effect at June 30, 2007.

 (M) The interest rate disclosed for these securities represents the effective yield on the date of acquisition.

  (B)All principal amounts are in U.S. dollars unless otherwise indicated.

      AUD  -- Australian Dollar
      CAD  -- Canadian dollar
      DKK  -- Danish Krone
      EUR  -- EURO
      GBP  -- British Pound
      ILS  -- Israel new shekel
      JPY  -- Japanese Yen
      PLN  -- Poland New Zloty
      SEK  -- Swedish Krona
      ZAR  -- South Africa Rand

  (S)Security pledged as initial margin deposit for open futures contracts at June 30, 2007.

     FUTURES CONTRACTS OUTSTANDING AT JUNE 30, 2007

                                                                          UNREALIZED
                                  NUMBER OF               EXPIRATION    APPRECIATION/
      DESCRIPTION                 CONTRACTS*   POSITION      MONTH      (DEPRECIATION)
      -----------                 ----------   --------   -----------   --------------
      3 Year Australian Bond         313        Short     Sept., 2007       $ (21)
      5 Year U.S. Treasury Note       39        Short     Sept., 2007          (9)
      10 Year Australian Bond         12        Long      Sept., 2007          (2)
      10 Year Canadian Bond           55        Short     Sept., 2007          (6)
      10 Year Japanese Bond            6        Short     Sept., 2007         (11)
      10 Year U.S. Treasury Bond      69        Long      Sept., 2007           7
      90 Day Euro                      7        Short     Sept., 2007          (1)
      DJ EURO                         30        Short     Sept., 2007         (39)
      Eurex EURO-BOBL                 24        Short     Sept., 2007           5
      Eurex EURO-BUND                 43        Short     Sept., 2007          13
      Eurex EURO-BUXL                 26        Long      Sept., 2007          16
      Eurex EURO-SCHATZ               10        Long      Sept., 2007          --
      FTSE 100 Index                   9        Short     Sept., 2007          (9)
      Long Gilt                        2        Long      Sept., 2007          (1)
      S&P 500 Index                   81        Short     Sept., 2007         (48)
      SPE SPI 200 Index                7        Short     Sept., 2007          10
      Topix Index                      8        Short     Sept., 2007           2
      U.S. Long Bond                  55        Short     Sept., 2007         (51)
                                                                            -----
                                                                            $(145)
                                                                            =====

     * The number of contracts does not omit 000's.

  (W)See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

 HARTFORD GLOBAL ADVISERS HLS FUND

 JUNE 30, 2007 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

        FORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING AT JUNE 30, 2007

                                                                                                                     UNREALIZED
                                                               MARKET          CONTRACT          DELIVERY          APPRECIATION/
DESCRIPTION                                                    VALUE            AMOUNT             DATE            (DEPRECIATION)
-----------                                                    ------          --------         ----------         --------------
Australian Dollar (Buy)                                       $ 8,354          $ 8,259          09/19/2007             $  95
Australian Dollar (Buy)                                           998            1,000          09/19/2007                (2)
Australian Dollar (Sell)                                        6,192            6,146          09/19/2007               (46)
Australian Dollar (Sell)                                          929              922          09/20/2007                (7)
British Pound (Sell)                                              120              120          07/05/2007                --
British Pound (Buy)                                             2,308            2,274          09/19/2007                34
British Pound (Sell)                                            4,302            4,252          09/19/2007               (50)
British Pound (Sell)                                            1,189            1,169          09/21/2007               (20)
Canadian Dollar (Buy)                                           2,059            2,058          09/19/2007                 1
Canadian Dollar (Buy)                                           3,716            3,731          09/19/2007               (15)
Canadian Dollar (Sell)                                          7,649            7,679          09/19/2007                30
Canadian Dollar (Sell)                                          1,845            1,838          09/19/2007                (7)
Chilean Peso (Buy)                                              2,213            2,212          09/20/2007                 1
Chilean Peso (Buy)                                              2,583            2,597          09/20/2007               (14)
Chilean Peso (Sell)                                               683              683          09/20/2007                --
Chilean Peso (Sell)                                             1,713            1,700          09/20/2007               (13)
Chinese Yuan Renminbi (Buy)                                     2,903            2,899          06/18/2008                 4
Czech Republic Koruna (Buy)                                       893              889          09/19/2007                 4
Czech Republic Koruna (Sell)                                      757              766          09/19/2007                 9
Czech Republic Koruna (Sell)                                      450              447          09/19/2007                (3)
Danish Krone (Sell)                                               774              774          09/19/2007                --
Euro (Buy)                                                      1,390            1,381          07/02/2007                 9
Euro (Buy)                                                      1,151            1,151          07/03/2007                --
Euro (Buy)                                                     38,715           38,380          09/19/2007               335
Euro (Buy)                                                        278              278          09/19/2007                --
Euro (Sell)                                                       692              693          09/19/2007                 1
Euro (Sell)                                                    64,663           64,078          09/19/2007              (585)
Euro (Sell)                                                     1,808            1,783          09/21/2007               (25)
Hungarian Forint (Buy)                                            182              174          09/19/2007                 8
Hungarian Forint (Sell)                                           182              173          09/19/2007                (9)
Israeli Shekel (Buy)                                              128              130          09/19/2007                (2)
Israeli Shekel (Sell)                                              48               49          09/19/2007                 1
Israeli Shekel (Sell)                                             621              620          09/19/2007                (1)
Japanese Yen (Sell)                                               579              581          07/02/2007                 2
Japanese Yen (Sell)                                             1,158            1,174          09/13/2007                16
Japanese Yen (Buy)                                                960              957          09/19/2007                 3
Japanese Yen (Buy)                                              3,059            3,104          09/19/2007               (45)
Japanese Yen (Sell)                                             6,269            6,345          09/19/2007                76
Malaysian Ringgit (Buy)                                           998              994          09/19/2007                 4
Malaysian Ringgit (Buy)                                           963              968          09/19/2007                (5)
Mexican Peso (Buy)                                                416              412          09/19/2007                 4
Mexican Peso (Buy)                                                972              980          09/19/2007                (8)
Mexican Peso (Sell)                                               491              493          09/19/2007                 2
Mexican Peso (Sell)                                               897              885          09/19/2007               (12)
New Zealand Dollar (Buy)                                        3,198            3,139          09/19/2007                59
New Zealand Dollar (Buy)                                          295              296          09/19/2007                (1)
New Zealand Dollar (Sell)                                         115              115          09/19/2007                --
New Zealand Dollar (Sell)                                       3,512            3,411          09/19/2007              (101)
Norwegian Krone (Buy)                                           7,939            7,788          09/19/2007               151
Norwegian Krone (Sell)                                          4,593            4,497          09/19/2007               (96)
Poland zloty (Buy)                                                851              833          09/19/2007                18
Poland zloty (Sell)                                               980              969          09/19/2007               (11)
South Korean Won (Buy)                                          2,799            2,780          09/19/2007                19
South Korean Won (Sell)                                         3,701            3,682          09/19/2007               (19)
Singapore Dollar (Buy)                                            467              464          09/19/2007                 3

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

                                                                                                                     UNREALIZED
                                                               MARKET          CONTRACT          DELIVERY          APPRECIATION/
DESCRIPTION                                                    VALUE            AMOUNT             DATE            (DEPRECIATION)
-----------                                                    ------          --------         ----------         --------------
Singapore Dollar (Sell)                                       $   949          $   951          09/19/2007             $   2
Singapore Dollar (Sell)                                           779              777          09/19/2007                (2)
South African Rand (Buy)                                          553              546          09/19/2007                 7
South African Rand (Buy)                                            3                3          09/19/2007                --
South African Rand (Sell)                                         959              937          09/19/2007               (22)
Swedish Krona (Buy)                                             2,661            2,627          09/19/2007                34
Swedish Krona (Sell)                                            3,211            3,167          09/19/2007               (44)
Swiss Franc (Buy)                                                 597              594          09/19/2007                 3
Swiss Franc (Buy)                                               2,122            2,128          09/19/2007                (6)
Swiss Franc (Sell)                                              5,305            5,269          09/19/2007               (36)
Swiss Franc (Buy)                                                 697              693          09/20/2007                 4
Swiss Franc (Sell)                                                834              834          09/20/2007                --
                                                                                                                       -----
                                                                                                                       $(268)
                                                                                                                       -----

                   FORWARD BONDS OUTSTANDING AT JUNE 30, 2007

                                                                                                                     UNREALIZED
                                                                MARKET     CONTRACT     DELIVERY      MATURITY     APPRECIATION/
DESCRIPTION                                      TRANSACTION     VALUE      AMOUNT        DATE          DATE       (DEPRECIATION)
-----------                                      -----------    ------     --------    ----------    ----------    --------------
Australian Government, 5.25%                        Sell        $   521    $   522     08/28/2007    03/15/2019        $   1
Canadian Government, 4.00%                          Sell          4,141      4,148     08/13/2007    06/01/2016            7
Canadian Government, 4.50%                          Buy             831        837     08/13/2007    06/01/2015           (6)
Canadian Government, 5.25%                          Sell         11,629     11,635     08/13/2007    06/01/2012            6
Canadian Government, 5.75%                          Sell          3,379      3,446     08/13/2007    06/01/2033           67
Deutscheland Bundesrepublic, 3.75%                  Buy          12,742     12,586     08/28/2007    01/04/2017          156
Deutscheland Bundesrepublic, 4.00%                  Buy           4,279      4,183     08/23/2007    01/04/2037           96
Deutscheland Bundesrepublic, 5.00%                  Buy          11,027     10,891     08/28/2007    01/04/2012          136
Deutscheland Bundesrepublic, 5.50%                  Buy             345        335     08/28/2007    01/04/2031           10
Federal Republic of Germany
  Bundesobligation, 3.25%                           Sell         16,460     16,263     07/26/2007    04/17/2009         (197)
French Treasury Note, 3.50%                         Buy           7,241      7,169     08/28/2007    07/12/2011           72
Japan Government Year Bond, 1.60%                   Buy           2,814      2,892     07/11/2007    06/20/2008          (78)
Japanese Government CPI Linked, 1.00%               Buy           3,342      3,403     07/10/2007    06/10/2016           61)
Japanese Government, 1.20%                          Buy           2,692      2,720     08/07/2007    09/20/2011           28)
Japanese Government, 1.40%                          Buy           7,826      8,027     08/07/2007    12/20/2015         (201)
Japanese Government, 1.50%                          Buy           4,757      4,793     08/07/2007    03/20/2014          (36)
Japanese Government, 1.70%                          Sell            974        978     08/07/2007    09/20/2016            4
Japanese Government, 1.90%                          Sell          3,226      3,268     08/07/2007    06/20/2016           42
Japanese Government, 2.10%                          Buy             806        834     07/11/2007    09/20/2025          (28)
Poland Zloty Forward, 4.75%                         Sell            998        989     07/24/2007    04/25/2012           (9)
U.S. Treasury, 3.50%                                Sell          6,182      6,192     07/31/2007    01/15/2011           10
U.S. Treasury, 4.38%                                Buy              95         94     07/27/2007    08/15/2012            1
U.S. Treasury, 4.50%                                Buy           9,115      9,000     07/27/2007    11/15/2015          115
U.S. Treasury, 4.88%                                Buy           8,374      8,361     07/27/2007    08/15/2009           13
U.S. Treasury, 4.88%                                Sell             44         44     07/20/2007    08/15/2016           --
U.S. Treasury, 5.00%                                Buy           6,158      6,151     07/31/2007    02/15/2011            7
U.S. Treasury, 5.38%                                Buy           1,725      1,700     07/27/2007    02/15/2031           25
UK Gilt Forward, 4.00%                              Buy           1,385      1,381     07/09/2007    09/07/2016            4
UK Gilt Forward, 4.25%                              Buy           2,267      2,244     07/16/2007    03/07/2036           23
UK Gilt Forward, 5.75%                              Buy          12,446     12,334     07/30/2007    12/07/2009          112
United Kingdom Treasury, 5.00%                      Buy           1,200      1,182     08/16/2007    03/07/2012           18
                                                                                                                       -----
                                                                                                                       $ 281
                                                                                                                       -----

The accompanying notes are an integral part of these financial statements.

 HARTFORD GLOBAL GROWTH HLS FUND (PRIOR TO JULY 27, 2007, THE FUND WAS KNOWN AS HARTFORD GLOBAL LEADERS HLS FUND)

 SCHEDULE OF INVESTMENTS
 JUNE 30, 2007 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                  MARKET
 SHARES                                                         VALUE (W)
---------                                                       ----------
 COMMON STOCK -- 98.8%
            BASIC MATERIALS -- 5.6%
     334    Cameco Corp. (G)..................................  $   16,932
     401    Companhia Vale do Rio Doce ADR....................      17,865
     179    Henkel KGaA Vorzug (A)............................       9,437
      97    Praxair, Inc. (G).................................       6,997
     322    Xstrata plc (A)...................................      19,191
                                                                ----------
                                                                    70,422
                                                                ----------
            CAPITAL GOODS -- 4.3%
      97    Alstom RGPT (A)(D)(G).............................      16,246
     242    Boeing Co. .......................................      23,300
     386    Gamesa Corporacion Tecnologica S.A. (A)(G)........      13,974
                                                                ----------
                                                                    53,520
                                                                ----------
            CONSUMER CYCLICAL -- 7.9%
     323    Arcandor AG (D)(G)................................      10,946
   4,330    China Communications Construction Co., Ltd.
              (A)(G)..........................................       7,759
     120    Hyundai Motor Co., Ltd. (A).......................       9,491
     220    LG Electronics, Inc. (A)(D).......................      18,167
      68    Nintendo Co., Ltd. (A)(G).........................      24,664
      54    Pinault-Printemps-Redoute S.A. (A)(G).............       9,345
   2,183    Tesco plc (A).....................................      18,265
                                                                ----------
                                                                    98,637
                                                                ----------
            CONSUMER STAPLES -- 4.9%
       3    Japan Tobacco, Inc. (A)...........................      13,373
      34    Nestle S.A. (A)...................................      12,957
     403    Reckitt Benckiser plc (A).........................      22,057
     250    Royal Numico N.V. (A)(G)..........................      12,965
                                                                ----------
                                                                    61,352
                                                                ----------
            ENERGY -- 6.2%
     133    Diamond Offshore Drilling, Inc. (G)...............      13,477
     135    Noble Corp. ......................................      13,204
     370    Schlumberger Ltd. ................................      31,402
     211    Suncor Energy, Inc. ..............................      19,017
                                                                ----------
                                                                    77,100
                                                                ----------
            FINANCE -- 13.6%
   1,529    Amvescap plc (A)..................................      19,707
   3,549    China Merchants Bank Co., Ltd. (A)(G).............      10,808
     173    Deutsche Boerse AG (A)(G).........................      19,646
     204    Erste Bank Der Oesterreichischen Sparkassen AG
              (A)(G)..........................................      15,879
      84    Goldman Sachs Group, Inc. ........................      18,250
     275    Julius Baer Holding Ltd. (A)......................      19,703
   2,092    Man Group plc (A).................................      25,451
     185    National Bank of Greece (A).......................      10,532
      58    ORIX Corp. (A)....................................      15,156
     471    Sumitomo Realty & Development Co., Ltd. (A)(G)....      15,339
                                                                ----------
                                                                   170,471
                                                                ----------
            HEALTH CARE -- 13.7%
     150    Celgene Corp. (D)(G)..............................       8,622
   1,197    Elan Corp. plc ADR (D)............................      26,244

                                                                  MARKET
 SHARES                                                         VALUE (W)
---------                                                       ----------
            HEALTH CARE -- (CONTINUED)
     231    Eli Lilly & Co. ..................................  $   12,880
     374    Gilead Sciences, Inc. (D).........................      14,508
     379    Monsanto Co. .....................................      25,584
     794    Schering-Plough Corp. ............................      24,172
     630    St. Jude Medical, Inc. (D)........................      26,118
     359    Wyeth.............................................      20,597
     142    Zimmer Holdings, Inc. (D).........................      12,029
                                                                ----------
                                                                   170,754
                                                                ----------
            SERVICES -- 5.9%
     123    Accor S.A. (A)(G).................................      10,892
     939    Comcast Corp. Class A (D)(G)......................      26,392
     271    Focus Media Holding Ltd. ADR (D)(G)...............      13,685
     293    Las Vegas Sands Corp. (D)(G)......................      22,344
                                                                ----------
                                                                    73,313
                                                                ----------
            TECHNOLOGY -- 31.7%
     854    ABB Ltd. (A)......................................      19,261
     688    Activision, Inc. (D)..............................      12,840
     290    Adobe Systems, Inc. (D)...........................      11,651
     260    Akamai Technologies, Inc. (D)(G)..................      12,627
     197    America Movil S.A.B. de C.V. ADR..................      12,200
     530    American Tower Corp. Class A (D)..................      22,244
     153    Apple, Inc. (D)(G)................................      18,672
     470    ASML Holding N.V. (A)(D)..........................      12,926
     700    Cisco Systems, Inc. (D)...........................      19,484
     995    Corning, Inc. (D).................................      25,420
     221    Danaher Corp. (G).................................      16,663
     520    Electronic Arts, Inc. (D)(G)......................      24,587
     734    EMC Corp. (D).....................................      13,280
      71    Google, Inc. (D)..................................      37,369
     284    Hewlett-Packard Co. ..............................      12,677
   2,102    Hon Hai Precision Industry Co., Ltd. (A)..........      18,160
     105    Millicom International Cellular S.A. (D)..........       9,595
     671    Nokia Corp. ......................................      18,873
   1,114    Oracle Corp. (D)..................................      21,947
      18    Rakuten, Inc. (A)(G)..............................       5,949
     112    Research In Motion Ltd. (D).......................      22,299
     117    Siemens AG (A)....................................      16,902
     452    Softbank Corp. (A)(G).............................       9,738
                                                                ----------
                                                                   395,364
                                                                ----------
            TRANSPORTATION -- 2.1%
     188    General Dynamics Corp. ...........................      14,682
     297    Ryanair Holdings plc ADR (D)(G)...................      11,200
                                                                ----------
                                                                    25,882
                                                                ----------
            UTILITIES -- 2.9%
     317    Suntech Power Holdings Co., Ltd. ADR (D)(G).......      11,543
      --    Veolia Environment Rights (G).....................          --
     308    Veolia Environment S.A. (G).......................      24,181
                                                                ----------
                                                                    35,724
                                                                ----------
            Total common stock
              (cost $976,742).................................  $1,232,539
                                                                ----------

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

PRINCIPAL                                                        MARKET
 AMOUNT                                                         VALUE (W)
---------                                                       ----------
 SHORT-TERM INVESTMENTS -- 19.1%
            REPURCHASE AGREEMENTS -- 0.6%
            Banc of America Securities Joint Repurchase
              Agreement (maturing on 07/02/2007 in the amount
              of $9, collateralized by U.S. Treasury Note,
              12.00%, 2013, value of $9)
$      9      4.25% dated 07/02/2007..........................  $        9
            Banc of America Securities TriParty Joint
              Repurchase Agreement (maturing on 07/02/2007 in
              the amount of $1,316, collateralized by FNMA,
              5.00%, 2035, value of $1,342)
   1,316      5.36% dated 07/02/2007..........................       1,316
            Deutsche Bank Securities TriParty Joint Repurchase
              Agreement (maturing on 07/02/2007 in the amount
              of $3,493, collateralized by FHLMC,
              4.50% -- 6.50%, 2019 -- 2037, value of $3,561)
   3,491      5.36% dated 07/02/2007..........................       3,491
            UBS Securities, Inc. TriParty Joint Repurchase
              Agreement (maturing on 07/02/2007 in the amount
              of $2,160, collateralized by FNMA,
              4.50% -- 6.50%, 2020 -- 2037, value of $2,202)
   2,159      5.37% dated 07/02/2007..........................       2,159
                                                                ----------
                                                                     6,975
                                                                ----------
 SHARES
---------
            SECURITIES PURCHASED WITH PROCEEDS FROM SECURITY
            LENDING -- 18.5%
            CASH COLLATERAL REINVESTMENT FUND:
 231,437    Navigator Prime Portfolio.........................     231,437
                                                                ----------
            Total short-term investments
              (cost $238,412).................................  $  238,412
                                                                ----------

            Total investments
              (cost $1,215,154) (C)...........................  117.9%    $1,470,951
            Other assets and liabilities......................  (17.9)%     (222,886)
                                                                -----     ----------
            Total net assets..................................  100.0%    $1,248,065
                                                                =====     ==========

Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 52.47% of total net assets at June 30, 2007.

  (C)At June 30, 2007, the cost of securities for federal income tax purposes was $1,227,499 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

      Unrealized Appreciation........................  $249,614
      Unrealized Depreciation........................    (6,162)
                                                       --------
      Net Unrealized Appreciation....................  $243,452
                                                       ========

 (A) The aggregate value of securities valued in good faith at fair value by, or under the direction of, the Funds' Board of Directors at June 30, 2007, was $453,940, which represents 36.37% of total net assets.

  (D)Currently non-income producing.

 (G) Security is partially on loan at June 30, 2007.

  (W)See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

     FORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING AT JUNE 30, 2007

                                                             UNREALIZED
                             MARKET   CONTRACT   DELIVERY  APPRECIATION/
           DESCRIPTION       VALUE     AMOUNT      DATE    (DEPRECIATION)
           -----------       ------   --------   --------  --------------
      British Pound (Sell)   $ 683     $  680    07/03/07       $(3)
      British Pound (Sell)   2,619      2,618    07/05/07        (1)
      Euro (Buy)             6,882      6,882    07/03/07        --
      Japanese Yen (Sell)    2,786      2,800    07/02/07        14
                                                                ---
                                                                $10
                                                                ===

The accompanying notes are an integral part of these financial statements.

 HARTFORD GROWTH HLS FUND

 SCHEDULE OF INVESTMENTS
 JUNE 30, 2007 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                         VALUE (W)
---------                                                       ---------
 COMMON STOCK -- 100.3%
            BASIC MATERIALS -- 6.5%
     135    Agrium, Inc. .....................................  $  5,919
     205    Cameco Corp. (G)..................................    10,384
      92    Companhia Vale do Rio Doce ADR....................     4,092
      75    Freeport-McMoRan Copper & Gold, Inc. (G)..........     6,234
      47    Potash Corp. of Saskatchewan......................     3,699
     133    Vedanta Resources plc (A).........................     4,297
                                                                --------
                                                                  34,625
                                                                --------
            CAPITAL GOODS -- 6.8%
     281    ABB Ltd. ADR......................................     6,358
     130    Boeing Co. .......................................    12,488
      23    Deere & Co. ......................................     2,817
      67    Gamesa Corporacion Tecnologica S.A. (A)...........     2,418
      88    Illinois Tool Works, Inc. (G).....................     4,788
      76    International Game Technology.....................     3,003
      49    Parker-Hannifin Corp. (G).........................     4,764
                                                                --------
                                                                  36,636
                                                                --------
            CONSUMER CYCLICAL -- 5.2%
      94    Coach, Inc. (D)...................................     4,477
      96    Kohl's Corp. (D)..................................     6,822
     137    NIKE, Inc. Class B................................     8,005
     366    Staples, Inc. ....................................     8,687
                                                                --------
                                                                  27,991
                                                                --------
            CONSUMER STAPLES -- 2.3%
       1    Japan Tobacco, Inc. (A)...........................     2,859
      71    PepsiCo, Inc. ....................................     4,605
      79    Procter & Gamble Co. .............................     4,838
                                                                --------
                                                                  12,302
                                                                --------
            ENERGY -- 2.5%
      36    EOG Resources, Inc. ..............................     2,665
      67    Halliburton Co. ..................................     2,299
      80    Transocean, Inc. (D)..............................     8,510
                                                                --------
                                                                  13,474
                                                                --------
            FINANCE -- 11.1%
     190    Commerce Bancorp, Inc. (G)........................     7,011
      79    Franklin Resources, Inc. (G)......................    10,498
      21    Goldman Sachs Group, Inc. ........................     4,595
     217    Invesco plc ADR (G)...............................     5,618
     132    Nasdaq Stock Market, Inc. (D).....................     3,908
     146    State Street Corp. (G)............................     9,971
     218    UBS AG............................................    13,085
     240    Western Union Co. ................................     5,009
                                                                --------
                                                                  59,695
                                                                --------
            HEALTH CARE -- 11.5%
     132    Abbott Laboratories...............................     7,062
     203    Elan Corp. plc ADR (D)............................     4,462
      85    Gilead Sciences, Inc. (D).........................     3,305
     161    Merck & Co., Inc. ................................     7,994
      86    Monsanto Co. .....................................     5,779
     656    Schering-Plough Corp. ............................    19,977

                                                                 MARKET
 SHARES                                                         VALUE (W)
---------                                                       ---------
            HEALTH CARE -- (CONTINUED)
     133    St. Jude Medical, Inc. (D)........................  $  5,501
     133    Teva Pharmaceutical Industries Ltd. ADR...........     5,491
      75    Vertex Pharmaceuticals, Inc. (D)(G)...............     2,142
                                                                --------
                                                                  61,713
                                                                --------
            SERVICES -- 16.5%
     248    Accenture Ltd. Class A............................    10,622
     113    Apollo Group, Inc. Class A (D)....................     6,601
     198    Autodesk, Inc. (D)................................     9,320
     155    Automatic Data Processing, Inc. ..................     7,513
     271    Comcast Corp. Class A (D).........................     7,613
     178    Equifax, Inc. (D)(G)..............................     7,888
      89    Fluor Corp. (G)...................................     9,918
     145    Focus Media Holding Ltd. ADR (D)(G)...............     7,344
      62    Manpower, Inc. ...................................     5,724
      15    Starwood Hotels & Resorts.........................     1,007
      68    United Parcel Service, Inc. Class B...............     4,952
     178    Walt Disney Co. ..................................     6,065
      94    Waste Management, Inc. ...........................     3,679
                                                                --------
                                                                  88,246
                                                                --------
            TECHNOLOGY -- 35.2%
     322    Activision, Inc. (D)..............................     6,011
     156    Adobe Systems, Inc. (D)...........................     6,251
      65    Akamai Technologies, Inc. (D)(G)..................     3,175
     291    Altera Corp. (G)..................................     6,446
      65    America Movil S.A.B. de C.V. ADR..................     4,045
     115    American Tower Corp. Class A (D)..................     4,817
      70    Apple, Inc. (D)...................................     8,529
     135    AT&T, Inc. .......................................     5,582
     662    Cisco Systems, Inc. (D)...........................    18,436
     158    Danaher Corp. (G).................................    11,939
      89    Electronic Arts, Inc. (D)(G)......................     4,226
     270    EMC Corp. (D).....................................     4,890
      78    General Electric Co. .............................     2,976
      30    Google, Inc. (D)..................................    15,660
     149    Hewlett-Packard Co. ..............................     6,668
     225    Intel Corp. ......................................     5,344
      70    International Business Machines Corp. ............     7,328
     212    Linear Technology Corp. (G).......................     7,669
     122    McAfee, Inc. (D)..................................     4,284
     161    Medtronic, Inc. ..................................     8,354
      69    MetroPCS Communications, Inc. (D).................     2,293
     171    Network Appliance, Inc. (D).......................     5,003
      81    NII Holdings, Inc. Class B (D)....................     6,555
     937    Oracle Corp. (D)..................................    18,475
      51    Siemens AG........................................     7,287
     331    Symantec Corp. (D)................................     6,685
                                                                --------
                                                                 188,928
                                                                --------
            TRANSPORTATION -- 2.7%
     183    General Dynamics Corp. ...........................    14,312
                                                                --------
            Total common stock
              (cost $463,088).................................  $537,922
                                                                --------

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

PRINCIPAL                                                        MARKET
 AMOUNT                                                         VALUE (W)
---------                                                       ---------
 SHORT-TERM INVESTMENTS -- 14.1%
            REPURCHASE AGREEMENTS -- 0.4%
            Banc of America Securities Joint Repurchase
              Agreement (maturing on 07/02/2007 in the amount
              of $3, collateralized by U.S. Treasury Note,
              12.00%, 2013, value of $3)
 $     3      4.25% dated 07/02/2007..........................  $      3
            Banc of America Securities TriParty Joint
              Repurchase Agreement (maturing on 07/02/2007 in
              the amount of $420, collateralized by FNMA,
              5.00%, 2035, value of $428)
     419      5.36% dated 07/02/2007..........................       419
            Deutsche Bank Securities TriParty Joint Repurchase
              Agreement (maturing on 07/02/2007 in the amount
              of $1,114, collateralized by FHLMC,
              4.50% -- 6.50%, 2019 -- 2037, value of $1,136)
   1,114      5.36% dated 07/02/2007..........................     1,114
            UBS Securities, Inc. TriParty Joint Repurchase
              Agreement (maturing on 07/02/2007 in the amount
              of $689, collateralized by FNMA, 4.50% -- 6.50%,
              2020 -- 2037, value of $702)
     689      5.37% dated 07/02/2007..........................       689
                                                                --------
                                                                   2,225
                                                                --------
 SHARES
---------
            SECURITIES PURCHASED WITH PROCEEDS FROM SECURITY
            LENDING -- 13.7%
            CASH COLLATERAL REINVESTMENT FUND:
  73,673    Mellon GSL DBT II Collateral Fund.................    73,673
                                                                --------
            Total short-term investments
              (cost $75,898)..................................  $ 75,898
                                                                --------

            Total investments
              (cost $538,986) (C).............................  114.4%    $613,820
            Other assets and liabilities......................  (14.4)%    (77,468)
                                                                -----     --------
            Total net assets..................................  100.0%    $536,352
                                                                =====     ========

Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 14.92% of total net assets at June 30, 2007.

  (C)At June 30, 2007, the cost of securities for federal income tax purposes was $539,281 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

      Unrealized Appreciation.........................  $79,935
      Unrealized Depreciation.........................   (5,396)
                                                        -------
      Net Unrealized Appreciation.....................  $74,539
                                                        =======

 (A) The aggregate value of securities valued in good faith at fair value by, or under the direction of, the Funds' Board of Directors at June 30, 2007, was $9,574, which represents 1.79% of total net assets.

  (D)Currently non-income producing.

 (G) Security is partially on loan at June 30, 2007.

  (W)See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

     FORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING AT JUNE 30, 2007

                                                                  UNREALIZED
                              MARKET    CONTRACT    DELIVERY    APPRECIATION/
      DESCRIPTION             VALUE      AMOUNT       DATE      (DEPRECIATION)
      -----------            --------   --------   ----------   --------------
      Euro (Buy)              $2,428     $2,428      07/03/07       $  --
                                                                    =====

The accompanying notes are an integral part of these financial statements.

 HARTFORD GROWTH OPPORTUNITIES HLS FUND

 SCHEDULE OF INVESTMENTS
 JUNE 30, 2007 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                  MARKET
 SHARES                                                         VALUE (W)
---------                                                       ----------
 COMMON STOCK -- 97.7%
            BASIC MATERIALS -- 9.9%
     429    Cameco Corp. .....................................  $   21,757
     334    Companhia Vale do Rio Doce ADR....................      14,871
     307    Freeport-McMoRan Copper & Gold, Inc. .............      25,442
     501    Jarden Corp. (D)..................................      21,562
     548    Owens-Illinois, Inc. (D)..........................      19,173
     237    Potash Corp. of Saskatchewan......................      18,487
      76    Rio Tinto plc ADR.................................      23,296
                                                                ----------
                                                                   144,588
                                                                ----------
            CAPITAL GOODS -- 1.4%
      67    Flowserve Corp. ..................................       4,776
     280    Joy Global, Inc. (G)..............................      16,344
                                                                ----------
                                                                    21,120
                                                                ----------
            CONSUMER CYCLICAL -- 11.3%
     188    Abercrombie & Fitch Co. Class A...................      13,742
     541    California Pizza Kitchen, Inc. (D)................      11,628
     321    Dick's Sporting Goods, Inc. (D)...................      18,649
     333    Dollar Tree Stores, Inc. (D)......................      14,485
     135    Foster Wheeler Ltd. (D)...........................      14,390
     361    Home Depot, Inc. .................................      14,209
     138    J. Crew Group, Inc. (D)...........................       7,464
     324    Kohl's Corp. (D)..................................      23,028
     448    Mosaic Co. (D)....................................      17,497
     502    Newell Rubbermaid, Inc. ..........................      14,777
     282    Tiffany & Co. ....................................      14,958
                                                                ----------
                                                                   164,827
                                                                ----------
            CONSUMER STAPLES -- 3.3%
     182    Bunge Ltd. Finance Corp. .........................      15,379
     768    Tyson Foods, Inc. Class A.........................      17,702
     481    Unilever N.V. NY Shares...........................      14,920
                                                                ----------
                                                                    48,001
                                                                ----------
            ENERGY -- 6.1%
     566    Chesapeake Energy Corp. ..........................      19,577
     197    ConocoPhillips Holding Co. .......................      15,433
     224    EOG Resources, Inc. ..............................      16,365
     238    Halliburton Co. ..................................       8,200
     148    Transocean, Inc. (D)..............................      15,717
     240    Ultra Petroleum Corp. (D).........................      13,280
                                                                ----------
                                                                    88,572
                                                                ----------
            FINANCE -- 3.8%
     576    Covanta Holding Corp. (D).........................      14,198
     851    Cyrela Brazil Realty S.A. ........................      10,566
     632    E*Trade Financial Corp. (D).......................      13,970
     587    Invesco plc ADR (G)...............................      15,182
      25    Nasdaq Stock Market, Inc. (D).....................         737
                                                                ----------
                                                                    54,653
                                                                ----------
            HEALTH CARE -- 19.3%
     484    Alkermes, Inc. (D)................................       7,062
     380    Amylin Pharmaceuticals, Inc. (D)(G)...............      15,633
     256    AtheroGenics, Inc. (D)(G).........................         548
     408    Auxilium Pharmaceuticals, Inc. (D)(G).............       6,510

                                                                  MARKET
 SHARES                                                         VALUE (W)
---------                                                       ----------
            HEALTH CARE -- (CONTINUED)
     288    Brookdale Senior Living, Inc. (G).................  $   13,115
     222    Cephalon, Inc. (D)(G).............................      17,814
     279    Charles River Laboratories International, Inc.
              (D).............................................      14,386
     300    Dade Behring Holdings, Inc. ......................      15,915
     546    Daiichi Sankyo Co., Ltd. (A)......................      14,489
     208    Eisai Co., Ltd. (A)...............................       9,096
     646    Elan Corp. plc ADR (D)(G).........................      14,171
     217    Eli Lilly & Co. ..................................      12,104
     251    Gilead Sciences, Inc. (D)(G)......................       9,716
     380    Kyphon, Inc. (D)(G)...............................      18,302
     166    Luxottica Group S.p.A. (A)(G).....................       6,432
     186    Medicines Co. (D).................................       3,276
     270    Merck & Co., Inc. ................................      13,431
     222    Monsanto Co. (G)..................................      14,967
     865    Schering-Plough Corp. #...........................      26,315
     707    Shionogi & Co., Ltd. (A)..........................      11,523
     447    St. Jude Medical, Inc. (D)........................      18,558
     358    Teva Pharmaceutical Industries Ltd. ADR (G).......      14,772
     113    Vertex Pharmaceuticals, Inc. (D)..................       3,233
                                                                ----------
                                                                   281,368
                                                                ----------
            SERVICES -- 10.5%
   1,182    Allied Waste Industries, Inc. (D).................      15,910
     221    Diebold, Inc. ....................................      11,530
     498    DreamWorks Animation SKG, Inc. (D)................      14,362
     314    Equifax, Inc. (D).................................      13,952
     505    Focus Media Holding Ltd. ADR (D)(G)...............      25,492
     259    KBR, Inc. (D).....................................       6,792
     205    Manpower, Inc. ...................................      18,891
     898    Net Servicos de Comunicacao S.A. (G)..............      14,851
     816    Tetra Technologies, Inc. (D)......................      17,583
     363    Waste Management, Inc. ...........................      14,167
                                                                ----------
                                                                   153,530
                                                                ----------
            TECHNOLOGY -- 29.6%
   1,547    Activision, Inc. (D)..............................      28,875
     245    Acuity Brands, Inc. ..............................      14,751
     624    Adobe Systems, Inc. (D)...........................      25,042
     236    Akamai Technologies, Inc. (D).....................      11,469
     300    American Tower Corp. Class A (D)..................      12,587
     168    Apple, Inc. (D)...................................      20,539
     286    Citrix Systems, Inc. (D)..........................       9,640
   1,010    Corning, Inc. (D).................................      25,816
     368    Electronic Arts, Inc. (D).........................      17,433
     900    EMC Corp. (D).....................................      16,297
     279    Garmin Ltd. (G)...................................      20,630
      60    Google, Inc. (D)..................................      31,455
     343    Hewlett-Packard Co. ..............................      15,287
     398    Hologic, Inc. (D)(G)..............................      21,986
      87    Leap Wireless International, Inc. (D).............       7,343
     240    McAfee, Inc. (D)..................................       8,430
     178    NII Holdings, Inc. Class B (D)....................      14,372
     486    NVIDIA Corp. (D)..................................      20,089
   1,339    O2Micro International Ltd. ADR (D)................      14,825
   1,307    Oracle Corp. (D)..................................      25,765

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

                                                                  MARKET
 SHARES                                                         VALUE (W)
---------                                                       ----------
COMMON STOCK -- (CONTINUED)
            TECHNOLOGY -- (CONTINUED)
     634    Red Hat, Inc. (D).................................  $   14,114
     116    Research In Motion Ltd. (D).......................      23,239
      11    Spreadtrum Communications, Inc. (D)...............         166
     652    VeriFone Holdings, Inc. (D)(G)....................      22,972
     268    Verint Systems, Inc. (D)..........................       8,385
                                                                ----------
                                                                   431,507
                                                                ----------
            TRANSPORTATION -- 1.3%
     239    General Dynamics Corp. ...........................      18,663
                                                                ----------
            UTILITIES -- 1.2%
     428    Suntech Power Holdings Co., Ltd. ADR (D)(G).......      15,612
      19    Veolia Environment S.A. (Q).......................       1,529
                                                                ----------
                                                                    17,141
                                                                ----------
            Total common stock
              (cost $1,148,806)...............................  $1,423,970
                                                                ----------
PRINCIPAL
 AMOUNT
---------
 SHORT-TERM INVESTMENTS -- 16.4%
            REPURCHASE AGREEMENTS -- 2.5%
            Banc of America Securities Joint Repurchase
              Agreement (maturing on 07/02/2007 in the amount
              of $47, collateralized by U.S. Treasury Note,
              12.00%, 2013, value of $48)
$     47      4.25% dated 07/02/2007..........................  $       47
            Banc of America Securities TriParty Joint
              Repurchase Agreement (maturing on 07/02/2007 in
              the amount of $6,887, collateralized by FNMA,
              5.00%, 2035, value of $7,022)
   6,884      5.36% dated 07/02/2007..........................       6,884
            Deutsche Bank Securities TriParty Joint Repurchase
              Agreement (maturing on 07/02/2007 in the amount
              of $18,277, collateralized by FHLMC,
              4.50% -- 6.50%, 2019 -- 2037, value of $18,635)
  18,269      5.36% dated 07/02/2007..........................      18,269
            UBS Securities, Inc. TriParty Joint Repurchase
              Agreement (maturing on 07/02/2007 in the amount
              of $11,302, collateralized by FNMA,
              4.50% -- 6.50%, 2020 -- 2037, value of $11,523)
  11,297      5.37% dated 07/02/2007..........................      11,297
                                                                ----------
                                                                    36,497
                                                                ----------
                                                                 MARKET
 SHARES                                                         VALUE (W)
---------                                                       ----------
            SECURITIES PURCHASED WITH PROCEEDS FROM SECURITY
            LENDING -- 13.9%
            CASH COLLATERAL REINVESTMENT FUND:
 201,465    BNY Institutional Cash Reserve Fund...............  $  201,465
                                                                ----------
            Total short-term investments
              (cost $237,962).................................  $  237,962
                                                                ----------

            Total investments
              (cost $1,386,768) (C)...........................  114.1%   $1,661,932
            Other assets and liabilities......................  (14.1)%    (204,737)
                                                                -----    ----------
            Total net assets..................................  100.0%   $1,457,195
                                                                =====    ==========

Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 17.71% of total net assets at June 30, 2007.

  (C)At June 30, 2007, the cost of securities for federal income tax purposes was $1,390,490 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

      Unrealized Appreciation........................  $279,693
      Unrealized Depreciation........................    (8,251)
                                                       --------
      Net Unrealized Appreciation....................  $271,442
                                                       ========

  # This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.

 (A) The aggregate value of securities valued in good faith at fair value by, or under the direction of, the Funds' Board of Directors at June 30, 2007, was $41,540, which represents 2.85% of total net assets.

  (D)Currently non-income producing.

 (G) Security is partially on loan at June 30, 2007.

  (Q)The cost of securities purchased on a when-issued or delayed delivery basis at June 30, 2007 was $1,309.

  (W)See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

 HARTFORD HIGH YIELD HLS FUND

 SCHEDULE OF INVESTMENTS
 JUNE 30, 2007 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                         VALUE (W)
---------                                                       ---------
COMMON STOCK -- 0.0%
            BASIC MATERIALS -- 0.0%
       --   Pliant Corp. (D)(H)...............................  $      --
                                                                ---------
            CONSUMER CYCLICAL -- 0.0%
       --   Hosiery Corp. of America, Inc. Class A
              (A)(D)(H).......................................         --
                                                                ---------
            TECHNOLOGY -- 0.0%
       --   XO Holdings, Inc. (D)(G)(H).......................         --
                                                                ---------
            Total common stock
              (cost $4).......................................  $      --
                                                                ---------
WARRANTS -- 0.0%
            TECHNOLOGY -- 0.0%
       --   XO Holdings, Inc. (D)(H)..........................  $      --
                                                                ---------
            Total warrants
              (cost $0).......................................  $      --
                                                                ---------
PREFERRED STOCK -- 0.2%
            FINANCE -- 0.2%
       24   United Rentals Trust I (X)........................  $   1,162
                                                                ---------
            Total preferred stock
              (cost $1,172)...................................  $   1,162
                                                                ---------
PRINCIPAL
 AMOUNT
---------
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES -- 1.7%
            FINANCE -- 0.6%
            CBA Commercial Small Balance Commercial Mortgage
$  23,762     9.75%, 01/25/2039 (H)(P)........................  $   2,376
            Soundview NIM Trust
    2,490     8.25%, 12/25/2036 (I)...........................      2,296
                                                                ---------
                                                                    4,672
                                                                ---------
            TRANSPORTATION -- 1.1%
            American Airlines, Inc.
    1,524     7.38%, 05/23/2019...............................      1,474
            Continental Airlines, Inc.
    1,315     6.80%, 08/02/2018...............................      1,282
    2,886     7.37%, 12/15/2015...............................      2,872
    2,198     8.39%, 11/01/2020...............................      2,281
                                                                ---------
                                                                    7,909
                                                                ---------
            Total asset & commercial mortgage backed
              securities
              (cost $12,165)..................................  $  12,581
                                                                ---------
CORPORATE BONDS: NON-INVESTMENT GRADE -- 83.4%
            BASIC MATERIALS -- 10.7%
            Abitibi-Consolidated, Inc.
    3,875     8.86%, 06/15/2011 (L)...........................  $   3,643
            AK Steel Corp.
    3,725     7.75%, 06/15/2012 (G)...........................      3,725
            Aleris International, Inc.
    3,650     9.00%, 12/15/2014 (I)#..........................      3,682
            Berry Plastics Holding Co.
    2,000     9.24%, 09/15/2014 (G)(L)........................      2,020

PRINCIPAL                                                        MARKET
 AMOUNT                                                         VALUE (W)
---------                                                       ---------
            BASIC MATERIALS -- (CONTINUED)
            Bowater, Inc.
$   3,205     8.36%, 03/15/2010 (L)...........................  $   3,173
    1,875     9.50%, 10/15/2012...............................      1,847
            Chaparral Steel Co.
    2,875     10.00%, 07/15/2013 (G)..........................      3,137
            Crown Americas, Inc.
    3,165     7.75%, 11/15/2015 (G)...........................      3,181
            Crown Cork & Seal Co., Inc.
    1,650     8.00%, 04/15/2023...............................      1,592
            Domtar, Inc.
    3,000     5.38%, 12/01/2013 (G)...........................      2,693
            Freeport-McMoRan Copper & Gold, Inc.
    5,015     8.25%, 04/01/2015...............................      5,291
            Georgia Gulf Corp.
    2,225     9.50%, 10/15/2014 (G)...........................      2,214
            Georgia-Pacific Corp.
    3,875     7.00%, 01/15/2015 (I)...........................      3,730
            Goodyear Tire & Rubber Co.
    2,923     8.63%, 12/01/2011 (I)...........................      3,076
            Graham Packaging Co., Inc.
    3,060     9.88%, 10/15/2014 (G)...........................      3,094
            Hexion Specialty Chemicals
    3,900     9.86%, 11/15/2014 (L)...........................      4,017
            Huntsman International LLC
    2,800     7.88%, 11/15/2014...............................      3,000
            Lyondell Chemical Co.
    5,810     8.25%, 09/15/2016...............................      6,071
            MacDermid, Inc.
    3,295     9.50%, 04/15/2017 (I)...........................      3,311
            Norske Skog Canada Ltd.
    1,440     8.63%, 06/15/2011...............................      1,393
            Nova Chemicals Corp.
    2,650     8.48%, 11/15/2013 (L)...........................      2,650
            Potlatch Corp.
    1,350     13.00%, 12/01/2009 (L)..........................      1,520
            RBS Global & Rexnord Corp.
    3,035     11.75%, 08/01/2016 (G)..........................      3,263
            Rockwood Specialties Group, Inc.
    1,835     7.50%, 11/15/2014...............................      1,844
            Smurfit Kappa Funding plc
      255     9.63%, 10/01/2012 (G)...........................        267
            Smurfit-Stone Container Enterprises, Inc.
    1,700     8.38%, 07/01/2012...............................      1,702
            Stone Container Financing Corp.
    2,180     7.38%, 07/15/2014 (G)...........................      2,093
            Verso Paper Holdings LLC
    2,940     11.38%, 08/01/2016 (G)(I).......................      3,138
                                                                ---------
                                                                   80,367
                                                                ---------
            CAPITAL GOODS -- 1.3%
            Bombardier, Inc.
    2,845     6.30%, 05/01/2014 (I)#..........................      2,703
            ESCO Corp.
      695     9.24%, 12/15/2013 (I)(L)........................        709
            K2, Inc.
    2,052     7.38%, 07/01/2014...............................      2,160

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

PRINCIPAL                                                        MARKET
 AMOUNT                                                         VALUE (W)
---------                                                       ---------
CORPORATE BONDS: NON-INVESTMENT GRADE -- (CONTINUED)
            CAPITAL GOODS -- (CONTINUED)
            L-3 Communications Corp.
$     412     3.00%, 08/01/2035 (G)(X)........................  $     464
            Transdigm, Inc.
    3,700     7.75%, 07/15/2014 (I)...........................      3,737
                                                                ---------
                                                                    9,773
                                                                ---------
            CONSUMER CYCLICAL -- 10.2%
            Albertson's, Inc.
    2,775     7.25%, 05/01/2013 (G)...........................      2,828
            Alliance One International, Inc.
    2,310     8.50%, 05/15/2012 (I)...........................      2,362
            Amerigas Partners L.P.
    2,155     7.25%, 05/20/2015 #.............................      2,133
            Aramark Corp.
    3,180     8.50%, 02/01/2015 (I)#..........................      3,236
            ArvinMeritor, Inc.
    2,130     8.75%, 03/01/2012 (G)...........................      2,151
            Beazer Homes USA, Inc.
    2,840     8.63%, 05/15/2011 (G)...........................      2,726
            Buffalo Thunder
    3,825     9.38%, 12/15/2014 (I)...........................      3,825
            Builders FirstSource, Inc.
    2,100     9.61%, 02/15/2012 (G)(L)........................      2,126
            General Motors Corp.
    6,435     7.13%, 07/15/2013 (G)...........................      6,041
            Group 1 Automotive, Inc.
    4,150     2.25%, 06/15/2036 (L)(X)........................      3,574
            K. Hovnanian Enterprises, Inc.
    1,685     6.00%, 01/15/2010 (G)...........................      1,533
    1,875     6.25%, 01/15/2015...............................      1,594
    2,855     8.88%, 04/01/2012 (G)...........................      2,626
            KB Home & Broad Home Corp.
    2,900     6.38%, 08/15/2011 (G)...........................      2,755
            Lear Corp.
    2,995     8.75%, 12/01/2016 (G)...........................      2,853
            Levi Strauss & Co.
    2,800     9.75%, 01/15/2015...............................      2,996
            Michaels Stores, Inc.
    2,880     11.38%, 11/01/2016 (I)..........................      3,010
            Neiman Marcus Group, Inc.
    3,850     10.38%, 10/15/2015 (G)..........................      4,235
            NPC International, Inc.
    3,120     9.50%, 05/01/2014 (G)...........................      3,026
            Phillips Van-Heusen Corp.
    3,695     7.75%, 11/15/2023...............................      3,843
            SGS International, Inc.
    3,640     12.00%, 12/15/2013..............................      3,968
            Stater Brothers Holdings, Inc.
    2,435     8.13%, 06/15/2012 (G)...........................      2,453
            Supervalu, Inc.
    1,875     7.50%, 11/15/2014...............................      1,922
            Tenneco, Inc.
    5,390     8.63%, 11/15/2014 (G)...........................      5,552
            Varietal Distribution, Inc.
    3,265     10.25%, 07/15/2015 (G)(I).......................      3,257
                                                                ---------
                                                                   76,625
                                                                ---------

PRINCIPAL                                                        MARKET
 AMOUNT                                                         VALUE (W)
---------                                                       ---------
            CONSUMER STAPLES -- 1.4%
            Appleton Papers, Inc.
$   2,545     9.75%, 06/15/2014 #.............................  $   2,672
            Constellation Brands, Inc.
    1,755     7.25%, 09/01/2016 (G)...........................      1,711
    1,810     7.25%, 05/15/2017 (I)...........................      1,765
            Nutro Products, Inc.
    4,135     10.75%, 04/15/2014 (I)..........................      4,805
                                                                ---------
                                                                   10,953
                                                                ---------
            ENERGY -- 4.1%
            Amerigas Partners L.P.
    1,440     7.13%, 05/20/2016...............................      1,415
            Chesapeake Energy Corp.
    1,339     2.75%, 11/15/2035 (X)...........................      1,451
    3,685     7.63%, 07/15/2013 (G)...........................      3,777
            Cie Gen Geophysique
    1,980     7.75%, 05/15/2017...............................      2,005
            Cimarex Energy Co.
    2,310     7.13%, 05/01/2017...............................      2,252
            Encore Acquisition Co.
    2,295     7.25%, 12/01/2017...............................      2,111
            Ferrell Gas Partners L.P.
    2,997     8.75%, 06/15/2012...............................      3,087
            Inergy L.P.
    2,600     8.25%, 03/01/2016...............................      2,672
            Petrohawk Energy Corp.
    2,825     9.13%, 07/15/2013...............................      2,988
            Plains Exploration & Production Co.
    3,060     7.75%, 06/15/2015...............................      3,037
            Pogo Producing Co.
    3,500     7.88%, 05/01/2013...............................      3,570
            Range Resources Corp.
    2,675     7.50%, 05/15/2016 (G)...........................      2,708
                                                                ---------
                                                                   31,073
                                                                ---------
            FINANCE -- 12.0%
            American Real Estate Partners L.P.
    3,900     7.13%, 02/15/2013 #.............................      3,764
            AmeriCredit Corp.
    2,300     8.50%, 07/01/2015 (I)...........................      2,317
            Atlantic Broadband Finance LLC
    3,780     9.38%, 01/15/2014 #.............................      3,818
            Avis Budget Car Rental LLC
    3,150     7.75%, 05/15/2016 #.............................      3,213
            Crescent Real Estate Equities L.P.
    1,635     9.25%, 04/15/2009...............................      1,673
            E*Trade Financial Corp.
    1,455     7.88%, 12/01/2015...............................      1,515
            El Paso Performance-Linked Trust
    3,440     7.75%, 07/15/2011 (I)...........................      3,543
            Felcor Lodging L.P.
    1,000     8.50%, 06/01/2011...............................      1,051
            Ford Motor Credit Co.
    2,600     7.38%, 02/01/2011...............................      2,540
    3,060     8.11%, 01/13/2012 (L)...........................      3,052
            General Motors Acceptance Corp.
   11,730     6.88%, 09/15/2011 -- 08/28/2012.................     11,478
    5,550     8.00%, 11/01/2031 (G)...........................      5,675

The accompanying notes are an integral part of these financial statements.

 HARTFORD HIGH YIELD HLS FUND

 JUNE 30, 2007 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

PRINCIPAL                                                         MARKET
AMOUNT (B)                                                       VALUE (W)
----------                                                       ---------
CORPORATE BONDS: NON-INVESTMENT GRADE -- (CONTINUED)
             FINANCE -- (CONTINUED)
             Hertz Corp.
$   2,755      10.50%, 01/01/2016 (G)..........................  $   3,044
             Host Marriott L.P.
    2,800      6.75%, 06/01/2016...............................      2,744
             Hub International Holdings, Inc.
    2,980      10.25%, 06/15/2015 (I)..........................      2,868
             Kar Holdings, Inc.
    3,030      9.36%, 05/01/2014 (I)(L)........................      3,022
             LPL Holdings, Inc.
    3,520      10.75%, 12/15/2015 (I)..........................      3,714
             Multiplan Corp.
    4,225      10.38%, 04/15/2016 (I)..........................      4,500
             Nell Af Sarl
    2,125      8.38%, 08/15/2015 (I)...........................      2,035
EUR 1,500      8.38%, 08/15/2015 (I)...........................      2,035
             Pinnacle Foods
    4,625      10.63%, 04/01/2017 (G)(I).......................      4,452
             Rainbow National Services LLC
    3,500      10.38%, 09/01/2014 (I)..........................      3,841
             Realogy Corp.
    2,655      10.50%, 04/15/2014 (G)(I).......................      2,529
    1,300      12.38%, 04/15/2015 (G)(I).......................      1,186
             Triad Acquisition
      840      11.13%, 05/01/2013..............................        802
             United Rentals North America, Inc.
    1,625      7.00%, 02/15/2014 (G)...........................      1,584
    1,465      7.75%, 11/15/2013...............................      1,467
             Universal City Florida
    3,290      10.11%, 05/01/2010 (L)..........................      3,356
             Yankee Acquisition Corp
    3,300      9.75%, 02/15/2017 (G)...........................      3,193
                                                                 ---------
                                                                    90,011
                                                                 ---------
             HEALTH CARE -- 4.7%
             CDRV Investors, Inc.
    3,800      9.86%, 12/01/2011 (I)(L)........................      3,800
             Community Health Systems, Inc.
    3,935      8.88%, 07/15/2015 (I)(Q)........................      3,989
             General Nutrition Centers, Inc.
    2,975      9.79%, 03/15/2014 (G)(I)(L).....................      2,871
             HCA, Inc.
    6,930      9.25%, 11/15/2016 (I)...........................      7,381
             IASIS Healthcare Capital Corp.
    1,915      8.75%, 06/15/2014...............................      1,915
             Invacare Corp.
    3,725      9.75%, 02/15/2015...............................      3,753
             National Mentor Holdings, Inc.
    1,785      11.25%, 07/01/2014..............................      1,928
             PTS Acquisition Corp.
    3,295      9.50%, 04/15/2015 (I)...........................      3,237
             Rite Aid Corp.
    4,750      9.50%, 06/15/2017 (I)...........................      4,560
             Skilled Healthcare Group, Inc.
    1,762      11.00%, 01/15/2014..............................      1,947
                                                                 ---------
                                                                    35,381
                                                                 ---------

PRINCIPAL                                                        MARKET
 AMOUNT                                                         VALUE (W)
---------                                                       ---------
            SERVICES -- 19.1%
            Affinion Group, Inc.
$   3,855     11.50%, 10/15/2015..............................  $   4,163
            Allied Waste North America, Inc.
    5,390     6.88%, 06/01/2017 (G)...........................      5,215
            AMC Entertainment, Inc.
    2,500     11.00%, 02/01/2016 (G)..........................      2,763
            Cablevision Systems Corp.
    2,300     8.00%, 04/15/2012 (G)...........................      2,271
            Clarke American Corp.
    3,295     9.50%, 05/15/2015 (G)(I)........................      3,163
            Compucom Systems, Inc.
    3,055     12.00%, 11/01/2014 (I)..........................      3,284
            CSC Holdings, Inc.
    5,420     7.63%, 04/01/2011 #.............................      5,379
            Dex Media West LLC, Inc.
    5,280     8.00%, 11/15/2013 #.............................      5,359
    5,277     9.88%, 08/15/2013 #.............................      5,646
            DirecTV Holdings LLC
    3,650     6.38%, 06/15/2015...............................      3,431
            Dow Jones CDX HY
   10,000     7.63%, 06/29/2012 (G)(I)........................      9,456
   18,285     8.38%, 12/29/2011 (G)(I)........................     18,171
            Education Management LLC
    3,000     10.25%, 06/01/2016 (G)..........................      3,158
            Harrah's Operating Co., Inc.
    4,800     5.63%, 06/01/2015...............................      3,912
            ISA Capital De Brasil S.A.
    2,230     8.80%, 01/30/2017 (I)...........................      2,386
            Knowledge Learning Center, Inc.
    3,475     7.75%, 02/01/2015 (I)...........................      3,362
            Liberty Media Corp.
    2,900     8.25%, 02/01/2030 (G)...........................      2,812
            MGM Mirage, Inc.
    2,655     6.75%, 09/01/2012...............................      2,536
    5,810     7.50%, 06/01/2016...............................      5,512
            MTR Gaming Group, Inc.
    1,860     9.00%, 06/01/2012...............................      1,958
            NCO Group, Inc.
    2,310     10.23%, 11/15/2013 (I)(L).......................      2,316
            NSG Holdings LLC
    1,830     7.75%, 12/15/2025 (I)...........................      1,848
            Pinnacle Entertainment, Inc.
    2,980     7.50%, 06/15/2015 (I)...........................      2,876
            Pokagon Gaming Authority
    2,780     10.38%, 06/15/2014 (I)..........................      3,065
            Quebecor World Capital Corp.
    3,000     6.13%, 11/15/2013...............................      2,708
    2,570     8.75%, 03/15/2016 (I)...........................      2,531
            Quebecor World, Inc.
    2,330     9.75%, 01/15/2015 (I)...........................      2,359
            Reader's Digest Association, Inc.
    3,815     9.00%, 02/15/2017 (I)...........................      3,567
            Sheridan Group, Inc.
    3,755     10.25%, 08/15/2011..............................      3,943
            Sirius Satellite Radio, Inc.
    3,500     9.63%, 08/01/2013 (G)...........................      3,430
            Station Casinos, Inc.
    3,415     7.75%, 08/15/2016...............................      3,381

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

PRINCIPAL                                                        MARKET
 AMOUNT                                                         VALUE (W)
---------                                                       ---------
CORPORATE BONDS: NON-INVESTMENT GRADE -- (CONTINUED)
            SERVICES -- (CONTINUED)
            SunGard Data Systems, Inc.
$   7,490     10.25%, 08/15/2015 (G)..........................  $   7,921
            TL Acquisitions, Inc.
    3,240     10.50%, 01/15/2015 (I)(Q).......................      3,135
            Unisys Corp.
    3,500     7.88%, 04/01/2008 (G)...........................      3,500
            West Corp.
    3,050     9.50%, 10/15/2014...............................      3,126
                                                                ---------
                                                                  143,643
                                                                ---------
            TECHNOLOGY -- 15.3%
            Advanced Micro Devices, Inc.
    3,825     7.75%, 11/01/2012 (G)...........................      3,605
            Broadview Networks Holdings, Inc.
    2,720     11.38%, 09/01/2012 (I)#.........................      2,883
            Canwest Mediaworks L.P.
    4,000     9.25%, 08/01/2015 (I)(Q)........................      4,010
            CCH I Holdings LLC
    3,750     10.00%, 05/15/2014 (G)..........................      3,473
            Charter Communications Operating LLC
    4,810     8.00%, 04/30/2012 (I)#..........................      4,870
            Citizens Communications Co.
    3,650     7.88%, 01/15/2027...............................      3,550
            Dobson Cellular Systems
    3,500     8.38%, 11/01/2011...............................      3,657
            Freescale Semiconductor, Inc.
    6,590     10.13%, 12/15/2016 (G)(I).......................      6,194
            General Cable Corp.
    2,725     7.73%, 04/01/2015 (I)(L)........................      2,725
            Idearc, Inc.
    3,530     8.00%, 11/15/2016...............................      3,565
            Intelsat Bermuda Ltd.
    6,605     11.25%, 06/15/2016..............................      7,398
            IPCS, Inc.
    2,300     7.48%, 05/01/2013 (I)(L)........................      2,303
            Itron, Inc.
    3,615     7.75%, 05/15/2012...............................      3,624
            Jarden Corp.
    3,825     7.50%, 05/01/2017...............................      3,777
            Leap Wireless International, Inc.
    3,500     9.38%, 11/01/2014...............................      3,614
            Level 3 Financing, Inc.
    1,850     9.25%, 11/01/2014...............................      1,868
    2,205     12.25%, 03/15/2013..............................      2,530
            MagnaChip Semiconductor
    3,150     6.88%, 12/15/2011 (G)...........................      2,662
            Mediacom LLC
    3,500     9.50%, 01/15/2013...............................      3,579
            MetroPCS Wireless, Inc.
    3,435     9.25%, 11/01/2014 (I)...........................      3,547
            Momentive Performance
    4,560     9.75%, 12/01/2014 (I)...........................      4,606
            Nortel Networks Ltd.
    6,500     10.75%, 07/15/2016 (G)(I).......................      7,182
            Qwest Communications International, Inc.
    6,930     7.50%, 02/15/2014 (G)...........................      7,017

PRINCIPAL                                                         MARKET
AMOUNT (B)                                                       VALUE (W)
----------                                                       ---------
             TECHNOLOGY -- (CONTINUED)
             Rural Cellular Corp.
$   3,835      8.36%, 06/01/2013 (I)(L)........................  $   3,816
             Sanmina-Sci Corp.
    3,900      8.11%, 06/15/2014 (G)(I)(L).....................      3,900
             Spansion LLC
    4,175      8.48%, 06/01/2013 (I)(L)........................      4,170
             STATS ChipPAC Ltd.
    3,425      7.50%, 07/19/2010 (G)...........................      3,511
             Wind Acquisition
EUR 1,600      9.75%, 12/01/2015 (I)...........................      2,463
             Windstream Corp.
    4,850      8.63%, 08/01/2016...............................      5,129
                                                                 ---------
                                                                   115,228
                                                                 ---------
             TRANSPORTATION -- 0.5%
             Bristow Group Inc.
    1,435      7.50%, 09/15/2017 (I)...........................      1,438
             PHI, Inc.
    2,315      7.13%, 04/15/2013...............................      2,211
                                                                 ---------
                                                                     3,649
                                                                 ---------
             UTILITIES -- 4.1%
             Chivor S.S. E.S.P
    4,000      9.75%, 12/30/2014 (K)...........................      4,530
             Copano Energy LLC
    2,215      8.13%, 03/01/2016...............................      2,248
             Dynegy Holdings Inc.
    2,800      7.75%, 06/01/2019 (I)...........................      2,604
             Edison Mission Energy
    2,500      7.50%, 06/15/2013...............................      2,475
             Markwest Energy Partners L.P.
    2,690      8.50%, 07/15/2016...............................      2,737
             Mirant Americas Generation LLC,
               9.125%, 05/01/2031
    1,320      9.13%, 05/01/2031...............................      1,446
             NRG Energy, Inc.
    2,075      7.25%, 02/01/2014...............................      2,080
    3,620      7.38%, 02/01/2016...............................      3,629
             PSEG Energy Holdings LLC
    3,000      8.50%, 06/15/2011...............................      3,178
             Reliant Energy, Inc.
    2,900      6.75%, 12/15/2014...............................      2,958
             Williams Partners L.P.
    3,015      7.25%, 02/01/2017...............................      3,030
                                                                 ---------
                                                                    30,915
                                                                 ---------
             Total corporate bonds: non-investment grade
               (cost $630,632).................................  $ 627,618
                                                                 ---------
SENIOR FLOATING RATE INTERESTS: NON-INVESTMENT GRADE (V) -- 9.5%
             CAPITAL GOODS -- 0.5%
             Rexnord Holdings, Inc.
    2,392      12.36%, 03/01/2013 (N)..........................  $   2,375
             Targus Group International
    1,460      8.87%, 11/22/2012 (N)...........................      1,439
                                                                 ---------
                                                                     3,814
                                                                 ---------

The accompanying notes are an integral part of these financial statements.

 HARTFORD HIGH YIELD HLS FUND

 JUNE 30, 2007 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

PRINCIPAL                                                        MARKET
 AMOUNT                                                         VALUE (W)
---------                                                       ---------
SENIOR FLOATING RATE INTERESTS: NON-INVESTMENT GRADE -- (CONTINUED)
            CONSUMER CYCLICAL -- 2.6%
            American Axle & Manufacturing Holdings, Inc.
$   2,695     7.86%, 06/14/2012 (AA)..........................  $   2,675
            Ford Motor Co.
   13,044     8.36%, 12/15/2013 (N)...........................     13,101
            Keystone Automotive Industries, Inc.
    4,068     8.84%, 01/12/2012 (N)...........................      3,946
                                                                ---------
                                                                   19,722
                                                                ---------
            FINANCE -- 1.1%
            HMSC Corp.
    1,970     10.86%, 04/03/2014 (N)..........................      1,985
            Neff, Corp.
    3,960     8.90%, 11/22/2014 (N)...........................      3,970
            Rental Service Corp.
    2,308     9.64%, 11/21/2013 (N)...........................      2,331
                                                                ---------
                                                                    8,286
                                                                ---------
            HEALTH CARE -- 1.1%
            Community Health Systems, Inc.
    3,800     9.36%, 10/24/2014 (AA)(Q).......................      3,781
            IASIS Healthcare Capital Corp.
    3,825     10.61%, 06/15/2014 (N)..........................      3,882
            Inverness Medical Innovation, Inc.
      550     9.61%, 06/26/2015 (AA)(Q).......................        554
                                                                ---------
                                                                    8,217
                                                                ---------
            SERVICES -- 2.7%
            Harrah's Entertainment, Inc.
    4,000     6.86%, 03/05/2008 (N)(Q)........................      3,990
            Marquee Holdings, Inc.
    1,331     10.36%, 06/08/2012 (N)..........................      1,291
            RHI Entertainment LLC
    2,500     9.36%, 03/31/2014 (N)...........................      2,444
            Thomas Learning Co.
    4,100     9.11%, 06/12/2008 (AA)(Q).......................      4,100
            Tribune Co.
    4,100     9.86%, 05/23/2015 (AA)(Q).......................      4,100
            WideOpenWest Finance LLC
    4,000     11.61%, 07/01/2015 (AA)(Q)......................      4,020
                                                                ---------
                                                                   19,945
                                                                ---------
            TECHNOLOGY -- 1.5%
            Infor Lux Bond Co.
    1,328     13.36%, 07/28/2014 (N)..........................      1,347
            Kronos, Inc.
    3,375     11.11%, 06/12/2015 (N)..........................      3,359
            Virgin Mobile
    2,586     10.31%, 12/01/2010 (N)..........................      2,583

PRINCIPAL                                                        MARKET
 AMOUNT                                                         VALUE (W)
---------                                                       ---------
            TECHNOLOGY -- (CONTINUED)
            Wind Acquisitions Holdings Finance S.A.
$   3,783     12.61%, 12/12/2011 (N)..........................  $   3,878
                                                                ---------
                                                                   11,167
                                                                ---------
            Total senior floating rate interests:
              non-investment grade
              (cost $71,072)..................................  $  71,151
                                                                ---------
            Total long-term investments
              (cost $715,045).................................  $ 712,512
                                                                ---------
SHORT-TERM INVESTMENTS -- 26.0%
            FINANCE -- 0.0%
       --   State Street Bank Money Market Fund...............  $      --
                                                                ---------
            REPURCHASE AGREEMENTS -- 5.8%
            BNP Paribas Securities Corp. Repurchase Agreement
              (maturing on 07/02/2007 in the amount of
              $13,895, collateralized by U.S. Treasury Bonds,
              7.13% -- 8.75%, 2020 -- 2023, value of $14,246)
   13,890     4.35% dated 07/02/2007..........................     13,890
            RBS Greenwich Capital Markets Repurchase
              Agreement (maturing on 07/02/2007 in the amount
              of $15,783, collateralized by U.S. Treasury
              Note, 4.50%, 2010, value of $16,152)
   15,777     4.35% dated 07/02/2007..........................     15,777
            UBS Securities, Inc. Repurchase Agreement
              (maturing on 07/02/2007 in the amount of
              $13,895, collateralized by U.S. Treasury Note,
              8.75%, 2017, value of $14,219)
   13,890     4.40% dated 07/02/2007..........................     13,890
                                                                ---------
                                                                   43,557
                                                                ---------
 SHARES
---------
            SECURITIES PURCHASED WITH PROCEEDS FROM SECURITY
            LENDING -- 20.2%
  152,055   Navigator Prime Portfolio.........................    152,055
                                                                ---------
PRINCIPAL
 AMOUNT
---------
            U.S. TREASURY BILLS -- 0.0%
$     400     4.61%, 09/20/2007 (M)(S)........................        396
                                                                ---------
            Total short-term investments
              (cost $196,008).................................  $ 196,008
                                                                ---------

            Total investments
              (cost $911,053) (C).............................  120.8%    $ 908,520
            Other assets and liabilities......................  (20.8)%    (156,141)
                                                                -----     ---------
            Total net assets..................................  100.0%    $ 752,379
                                                                =====     =========

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 7.25% of total net assets at June 30, 2007.

  (C)At June 30, 2007, the cost of securities for federal income tax purposes was $911,636 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

      Unrealized Appreciation                          $  6,992
      Unrealized Depreciation                           (10,108)
                                                       --------
      Net Unrealized Depreciation                      $ (3,116)
                                                       ========

  # This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.

 (A) The aggregate value of securities valued in good faith at fair value by, or under the direction of, the Funds' Board of Directors at June 30, 2007, was $0, which represents 0.00% of total net assets.

  (AA)
     The interest rate disclosed for these securities represents an estimated average coupon as of June 30, 2007.

  (D)Currently non-income producing. For long-term debt securities, items identified are in default as to payment of interest and/or principal.

 (G) Security is partially on loan at June 30, 2007.

  (I)Securities issued within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of
     1933, as amended, and may be sold only to qualified institutional buyers. Pursuant to guidelines adopted by the Board of Directors, these issues are determined to be liquid. The aggregate value of these securities at June 30, 2007, was $228,752, which represents 30.40% of total net assets.

 (K) Securities contain some restrictions as to public resale. These securities comply with Regulation S, rules governing offers and sales made outside the United States without registration under the Securities Act of 1933, and are determined to be liquid. At June 30, 2007, the market value of these securities amounted to $4,530 or 0.60% of net assets.

  (L)Variable rate securities; the rate reported is the coupon rate in effect at June 30, 2007.

 (M) The interest rate disclosed for these securities represents the effective yield on the date of acquisition.

 (N) The interest rate disclosed for these securities represents the average coupon as of June 30, 2007.

 (P) The interest rates disclosed for interest only strips represent effective yields based upon estimated future cash flows at June 30, 2007.

  (Q)The cost of securities purchased on a when-issued or delayed delivery basis at June 30, 2007 was $31,571.
  (V)Senior loans in which the Fund invests generally pay interest rates which are periodically adjusted by reference to a base short-term, floating lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the London Inter-Bank Offered Rate (LIBOR), (ii) the prime rate offered by one or more major United States Banks, or (iii) the bank's certificate of deposit rate. Senior floating rate interests often require prepayments from excess cash flows or permit the borrower may be substantially less than the stated maturities shown. The interest rate indicated is the rate in effect at June 30, 2007.

 (X) Convertible debt security.

  (B)All principal amounts are in U.S. dollars unless otherwise indicated.

      EUR  -- EURO

 (H) The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

      PERIOD
      ACQUIRED  SHARES/ PAR             SECURITY            COST BASIS
      --------  -----------             --------            ----------
      11/2006     23,762      CBA Commercial Small Balance
                              Commercial Mortgage, 2.20%,
                              1/25/2039 -- 144A               $2,318
      10/1994         --      Hosiery Corp. of America,
                              Inc. Class A -- 144A                 4
      11/2006         --      Pliant Corp.                        --
      05/2006         --      XO Holdings, Inc.                   --

     The aggregate value of these securities at June 30, 2007 was $2,376 which represents 0.32% of total net assets.

  (S)Security pledged as initial margin deposit for open futures contracts at June 30, 2007.

                 FUTURES CONTRACTS OUTSTANDING AT JUNE 30, 2007

                                                                                                                     UNREALIZED
                                                           NUMBER OF                           EXPIRATION          APPRECIATION/
DESCRIPTION                                                CONTRACTS*         POSITION            MONTH            (DEPRECIATION)
-----------                                                ----------         --------         ----------          --------------
5 Year U.S. Treasury Note                                     537               Long           Sept., 2007             $(383)
                                                                                                                       =====

* The number of contracts does not omit 000's.

(W) See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

        FORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING AT JUNE 30, 2007

                                                                                                                   UNREALIZED
                                                              MARKET         CONTRACT          DELIVERY          APPRECIATION/
                        DESCRIPTION                           VALUE           AMOUNT             DATE            (DEPRECIATION)
                        -----------                           ------         --------         ----------         --------------
Euro (Buy)                                                    $4,677          $4,653            07/09/07              $24
Euro (Sell)                                                   4,677            4,726            07/09/07               49
                                                                                                                      ---
                                                                                                                      $73
                                                                                                                      ===

The accompanying notes are an integral part of these financial statements.

 HARTFORD INDEX HLS FUND

 SCHEDULE OF INVESTMENTS
 JUNE 30, 2007 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                  MARKET
 SHARES                                                         VALUE (W)
---------                                                       ----------
 COMMON STOCK -- 99.1%
            BASIC MATERIALS -- 3.4%
      30    Air Products and Chemicals, Inc. .................  $    2,385
     119    Alcoa, Inc. ......................................       4,828
      14    Allegheny Technologies, Inc. .....................       1,463
       8    Ashland, Inc. ....................................         486
      14    Ball Corp. .......................................         741
      14    Bemis Co., Inc. ..................................         475
      25    Consol Energy, Inc. ..............................       1,155
     131    Dow Chemical Co. .................................       5,774
     127    E.I. DuPont de Nemours & Co. .....................       6,435
      12    Eastman Chemical Co. .............................         740
      39    Eastman Kodak Co. ................................       1,095
      21    Fortune Brands, Inc. .............................       1,722
      51    Freeport-McMoRan Copper & Gold, Inc. .............       4,263
      28    Goodyear Tire & Rubber Co. (D)....................         988
      16    Hercules, Inc. (D)................................         314
      11    International Flavors & Fragrances, Inc. .........         553
      60    International Paper Co. ..........................       2,331
      62    Kimberly-Clark Corp. .............................       4,178
      25    MeadWestvaco Corp. ...............................         895
      62    Newmont Mining Corp. .............................       2,414
      41    Nucor Corp. ......................................       2,426
      10    OfficeMax, Inc. ..................................         404
      18    Pactiv Corp. (D)..................................         571
      36    Peabody Energy Corp. (G)..........................       1,758
      22    PPG Industries, Inc. .............................       1,712
      44    Praxair, Inc. ....................................       3,146
      19    Precision Castparts Corp. ........................       2,294
      19    Rohm & Haas Co. ..................................       1,064
      22    Sealed Air Corp. .................................         686
       8    Snap-On, Inc. ....................................         399
      11    Stanley Works.....................................         693
      14    Temple-Inland, Inc. ..............................         888
      16    United States Steel Corp. ........................       1,758
      13    Vulcan Materials Co. .............................       1,494
                                                                ----------
                                                                    62,528
                                                                ----------
            CAPITAL GOODS -- 4.9%
      99    3M Co. ...........................................       8,567
      24    American Standard Cos., Inc. .....................       1,419
     189    Applied Materials, Inc. ..........................       3,763
      44    Baker Hughes, Inc. ...............................       3,693
       9    Black & Decker Corp. (G)..........................         790
     108    Boeing Co. .......................................      10,376
      88    Caterpillar, Inc. ................................       6,872
      14    Cummins, Inc. ....................................       1,447
      31    Deere & Co. ......................................       3,721
      20    Eaton Corp. ......................................       1,866
      17    Goodrich Corp. ...................................       1,022
      22    Hasbro, Inc. .....................................         687
     107    Honeywell International, Inc. ....................       6,014
      56    Illinois Tool Works, Inc. ........................       3,060
      41    Ingersoll-Rand Co. Class A........................       2,263
      46    International Game Technology.....................       1,808
      25    ITT Corp. ........................................       1,703
      26    KLA-Tencor Corp. (G)..............................       1,444

                                                                  MARKET
 SHARES                                                         VALUE (W)
---------                                                       ----------
            CAPITAL GOODS -- (CONTINUED)
      24    National Oilwell Varco, Inc. (D)(G)...............  $    2,537
      47    Northrop Grumman Corp. ...........................       3,682
      17    Novellus Systems, Inc. (D)........................         489
      17    Pall Corp. .......................................         776
      16    Parker-Hannifin Corp. ............................       1,556
      30    Pitney Bowes, Inc. ...............................       1,414
      22    Rockwell Automation, Inc. (G).....................       1,499
      28    Smith International, Inc. (G).....................       1,614
      26    Teradyne, Inc. (D)(G).............................         458
      14    Terex Corp. (D)...................................       1,145
      17    Textron, Inc. ....................................       1,894
     136    United Technologies Corp. ........................       9,664
     128    Xerox Corp. (D)...................................       2,373
                                                                ----------
                                                                    89,616
                                                                ----------
            CONSUMER CYCLICAL -- 8.6%
      12    Abercrombie & Fitch Co. Class A...................         883
     288    Altria Group, Inc. ...............................      20,216
      43    Amazon.com, Inc. (D)..............................       2,916
      21    AutoNation, Inc. (D)..............................         464
       7    AutoZone, Inc. (D)(G).............................         896
      13    Avery Dennison Corp. .............................         834
      38    Bed Bath & Beyond, Inc. (D)(G)....................       1,350
      55    Best Buy Co., Inc. ...............................       2,590
      15    Big Lots, Inc. (D)(G).............................         441
      11    Brown-Forman Corp. ...............................         789
      12    Brunswick Corp. ..................................         407
      16    Centex Corp. .....................................         658
      19    Circuit City Stores, Inc. ........................         286
      51    Coach, Inc. (D)...................................       2,408
      61    Costco Wholesale Corp. ...........................       3,579
      37    D.R. Horton, Inc. ................................         745
      19    Darden Restaurants, Inc. .........................         851
       8    Dillard's, Inc. ..................................         299
      43    Dollar General Corp. .............................         950
     155    eBay, Inc. (D)....................................       4,990
      21    Family Dollar Stores, Inc. .......................         712
     258    Ford Motor Co. (G)................................       2,427
      73    Gap, Inc. ........................................       1,388
      78    General Motors Corp. .............................       2,931
      23    Genuine Parts Co. ................................       1,157
     270    Home Depot, Inc. .................................      10,642
      31    J. C. Penney Co., Inc. ...........................       2,232
      27    Johnson Controls, Inc. (G)........................       3,127
      15    Jones Apparel Group, Inc. ........................         421
      11    KB Home (G).......................................         416
      44    Kohl's Corp. (D)..................................       3,138
      97    Kroger Co. .......................................       2,729
      24    Leggett & Platt, Inc. ............................         537
      19    Lennar Corp. (G)..................................         701
      14    Liz Claiborne, Inc. (G)...........................         529
     206    Lowe's Cos., Inc. (G).............................       6,329
      47    Ltd. Brands, Inc. (G).............................       1,285
      63    Macy's Inc. ......................................       2,503
      52    Masco Corp. (G)...................................       1,474
      54    Mattel, Inc. .....................................       1,363

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

                                                                  MARKET
 SHARES                                                         VALUE (W)
---------                                                       ----------
COMMON STOCK -- (CONTINUED)
            CONSUMER CYCLICAL -- (CONTINUED)
     164    McDonald's Corp. .................................  $    8,306
      38    Newell Rubbermaid, Inc. ..........................       1,125
      52    NIKE, Inc. Class B................................       3,026
      31    Nordstrom, Inc. (G)...............................       1,573
      38    Office Depot, Inc. (D)............................       1,148
      34    Paccar, Inc. .....................................       2,963
      19    Patterson Cos., Inc. (D)..........................         709
       8    Polo Ralph Lauren Corp. ..........................         824
      29    Pulte Homes, Inc. (G).............................         656
      19    RadioShack Corp. (G)..............................         617
      61    Safeway, Inc. ....................................       2,060
      11    Sears Holdings Corp. (D)..........................       1,918
      15    Sherwin-Williams Co. .............................       1,000
      98    Staples, Inc. ....................................       2,325
     102    Starbucks Corp. (D)...............................       2,663
      28    Supervalu, Inc. ..................................       1,317
      85    Sysco Corp. (G)...................................       2,794
     117    Target Corp. .....................................       7,419
      19    Tiffany & Co. ....................................         998
      62    TJX Cos., Inc. ...................................       1,714
      12    V.F. Corp. .......................................       1,120
      10    W.W. Grainger, Inc. ..............................         902
     332    Wal-Mart Stores, Inc. (G).........................      15,979
      12    Wendy's International, Inc. ......................         437
      19    Whole Foods Market, Inc. (G)......................         739
      72    Yum! Brands, Inc. ................................       2,350
                                                                ----------
                                                                   159,275
                                                                ----------
            CONSUMER STAPLES -- 5.6%
     104    Anheuser-Busch Cos., Inc. ........................       5,430
      89    Archer Daniels Midland Co. .......................       2,959
      60    Avon Products, Inc. ..............................       2,209
      30    Campbell Soup Co. ................................       1,154
      21    Clorox Co. .......................................       1,290
     275    Coca-Cola Co. ....................................      14,406
      38    Coca-Cola Enterprises, Inc. ......................         917
      70    Colgate-Palmolive Co. ............................       4,546
      68    ConAgra Foods, Inc. ..............................       1,832
      26    Constellation Brands, Inc. Class A (D)(G).........         642
      18    Dean Foods Co. ...................................         564
      16    Estee Lauder Cos., Inc. ..........................         737
      47    General Mills, Inc. ..............................       2,772
      45    H.J. Heinz Co. ...................................       2,114
      24    Hershey Co. ......................................       1,190
      34    Kellogg Co. ......................................       1,777
     220    Kraft Foods, Inc. ................................       7,748
      18    McCormick & Co., Inc. ............................         679
       6    Molson Coors Brewing Co. .........................         597
      18    Pepsi Bottling Group, Inc. .......................         605
     223    PepsiCo, Inc. ....................................      14,474
     431    Procter & Gamble Co. .............................      26,401
      23    Reynolds American, Inc. (G).......................       1,530
     101    Sara Lee Corp. ...................................       1,752
      35    Tyson Foods, Inc. Class A.........................         796
      22    UST, Inc. (G).....................................       1,180

                                                                  MARKET
 SHARES                                                         VALUE (W)
---------                                                       ----------
            CONSUMER STAPLES -- (CONTINUED)
      30    Weyerhaeuser Co. .................................  $    2,338
      30    William Wrigley, Jr. Co. .........................       1,636
                                                                ----------
                                                                   104,275
                                                                ----------
            ENERGY -- 10.1%
      64    Anadarko Petroleum Corp. .........................       3,305
      45    Apache Corp. .....................................       3,706
      40    BJ Services Co. ..................................       1,143
      56    Chesapeake Energy Corp. (G).......................       1,940
     295    Chevron Corp. ....................................      24,811
     224    ConocoPhillips Holding Co. .......................      17,578
      61    Devon Energy Corp. ...............................       4,772
      20    ENSCO International, Inc. ........................       1,249
      34    EOG Resources, Inc. ..............................       2,452
     772    Exxon Mobil Corp. ................................      64,743
     125    Halliburton Co. ..................................       4,320
      37    Hess Corp. .......................................       2,206
      24    KeySpan Corp. ....................................       1,008
      94    Marathon Oil Corp. ...............................       5,654
      26    Murphy Oil Corp. (G)..............................       1,532
      39    Nabors Industries Ltd. (D)........................       1,287
       6    Nicor, Inc. ......................................         262
      18    Noble Corp. ......................................       1,788
     114    Occidental Petroleum Corp. .......................       6,612
      15    Rowan Companies, Inc. ............................         620
     161    Schlumberger Ltd. (G).............................      13,714
      36    Sempra Energy.....................................       2,138
      17    Sunoco, Inc. .....................................       1,324
      39    Transocean, Inc. (D)..............................       4,184
      75    Valero Energy Corp. (G)...........................       5,559
      46    Weatherford International Ltd. (D)................       2,551
      82    Williams Cos., Inc. (G)...........................       2,596
      52    XTO Energy, Inc. .................................       3,154
                                                                ----------
                                                                   186,208
                                                                ----------
            FINANCE -- 22.2%
      46    ACE Ltd. .........................................       2,891
      71    Aetna, Inc. ......................................       3,496
      74    Aflac, Inc. (G)...................................       3,791
      86    Allstate Corp. ...................................       5,306
      14    Ambac Financial Group, Inc. ......................       1,264
     163    American Express Co. .............................       9,967
     368    American International Group, Inc. ...............      25,790
      32    Ameriprise Financial, Inc. .......................       2,049
      40    AON Corp. ........................................       1,714
      13    Apartment Investment & Management Co. ............         673
      31    Archstone-Smith Trust.............................       1,803
      14    Assurant, Inc. ...................................         831
      11    Avalonbay Communities, Inc. ......................       1,293
     608    Bank of America Corp. ............................      29,728
     104    Bank of New York Co., Inc. .......................       4,291
      74    BB&T Corp. .......................................       3,025
      16    Bear Stearns & Co., Inc. .........................       2,282
      16    Boston Properties, Inc. ..........................       1,668
      57    Capital One Financial Corp. ......................       4,443
      26    CB Richard Ellis Group, Inc. Class A (D)(G).......         936

The accompanying notes are an integral part of these financial statements.

 HARTFORD INDEX HLS FUND

 JUNE 30, 2007 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                  MARKET
 SHARES                                                         VALUE (W)
---------                                                       ----------
COMMON STOCK -- (CONTINUED)
            FINANCE -- (CONTINUED)
     139    Charles Schwab Corp. .............................  $    2,845
       5    Chicago Mercantile Exchange Holdings, Inc. .......       2,616
      57    Chubb Corp. ......................................       3,087
      39    Cigna Corp. ......................................       2,059
      24    Cincinnati Financial Corp. .......................       1,059
      26    CIT Group, Inc. ..................................       1,440
     678    Citigroup, Inc. ..................................      34,760
      21    Comerica, Inc. ...................................       1,271
      26    Commerce Bancorp, Inc. (G)........................         974
      18    Compass Bancshares, Inc. .........................       1,247
      81    Countrywide Financial Corp. ......................       2,957
      17    Developers Diversified Realty Corp. ..............         901
      59    E*Trade Financial Corp. (D).......................       1,293
      40    Equity Residential Properties Trust...............       1,818
      91    Federal Home Loan Mortgage Corp. .................       5,504
     133    Federal National Mortgage Association.............       8,708
      12    Federated Investors, Inc. ........................         466
      75    Fifth Third Bankcorp..............................       2,998
      17    First Horizon National Corp. .....................         670
      23    Franklin Resources, Inc. .........................       2,992
      34    General Growth Properties, Inc. ..................       1,779
      59    Genworth Financial, Inc. (G)......................       2,042
      56    Goldman Sachs Group, Inc. ........................      12,130
      72    Host Hotels & Resorts, Inc. ......................       1,653
      66    Hudson City Bancorp, Inc. (G).....................         811
      23    Humana, Inc. (D)(G)...............................       1,402
      50    Huntington Bancshares, Inc. ......................       1,138
      25    Janus Capital Group, Inc. (G).....................         708
     468    JP Morgan Chase & Co. ............................      22,677
      54    Keycorp...........................................       1,845
      31    Kimco Realty Corp. (G)............................       1,180
      18    Legg Mason, Inc. .................................       1,775
      73    Lehman Brothers Holdings, Inc. (G)................       5,441
      41    Lincoln National Corp. ...........................       2,894
      63    Loews Corp. (G)...................................       3,224
      10    M&T Bank Corp. ...................................       1,107
      76    Marsh & McLennan Cos., Inc. ......................       2,350
      36    Marshall & Ilsley Corp. ..........................       1,691
      19    MBIA, Inc. (G)....................................       1,154
      38    Medco Health Solutions, Inc. (D)..................       2,997
      57    Mellon Financial Corp. ...........................       2,512
     119    Merrill Lynch & Co., Inc. ........................       9,972
     112    Metlife, Inc. ....................................       7,209
      11    MGIC Investment Corp. (G).........................         649
     144    Morgan Stanley....................................      12,113
      79    National City Corp. ..............................       2,630
      26    Northern Trust Corp. .............................       1,660
      24    Plum Creek Timber Co., Inc. ......................       1,011
      47    PNC Financial Services Group, Inc. ...............       3,379
      40    Principal Financial Group, Inc. ..................       2,354
     105    Progressive Corp. (G).............................       2,502
      35    ProLogis..........................................       1,998
      71    Prudential Financial, Inc. (G)....................       6,856
      17    Public Storage, Inc. .............................       1,294
      97    Regions Financial Corp. ..........................       3,197

                                                                  MARKET
 SHARES                                                         VALUE (W)
---------                                                       ----------
            FINANCE -- (CONTINUED)
       8    Ryder System, Inc. (G)............................  $      447
      15    SAFECO Corp. (G)..................................         938
      31    Simon Property Group, Inc. .......................       2,849
      56    SLM Corp. ........................................       3,245
      49    Sovereign Bancorp, Inc. (G).......................       1,046
      54    State Street Corp. ...............................       3,721
      49    SunTrust Banks, Inc. .............................       4,186
      45    Synovus Financial Corp. ..........................       1,372
      36    T. Rowe Price Group, Inc. ........................       1,889
      14    Torchmark Corp. (G)...............................         963
      94    Travelers Co., Inc. ..............................       5,044
     184    UnitedHealth Group, Inc. .........................       9,391
      52    Unum Group........................................       1,351
     238    US Bancorp........................................       7,851
      18    Vornado Realty Trust..............................       1,963
     262    Wachovia Corp. ...................................      13,436
     122    Washington Mutual, Inc. ..........................       5,192
      84    Wellpoint, Inc. (D)...............................       6,709
     458    Wells Fargo & Co. ................................      16,093
     106    Western Union Co. ................................       2,205
      26    XL Capital Ltd. Class A...........................       2,223
      15    Zions Ban Corp. ..................................       1,156
                                                                ----------
                                                                   409,510
                                                                ----------
            HEALTH CARE -- 10.3%
     211    Abbott Laboratories...............................      11,300
      42    Allergan, Inc. ...................................       2,427
      26    Amerisource Bergen Corp. (G)......................       1,296
     159    Amgen, Inc. (D)...................................       8,785
      14    Bard (C.R.), Inc. ................................       1,171
      15    Barr Pharmaceuticals, Inc. (D)....................         756
       7    Bausch & Lomb, Inc. ..............................         514
      89    Baxter International, Inc. .......................       5,027
      34    Becton, Dickinson & Co. (G).......................       2,504
      39    Biogen Idec, Inc. (D).............................       2,092
      34    Biomet, Inc. .....................................       1,534
     163    Boston Scientific Corp. (D).......................       2,494
     270    Bristol-Myers Squibb Co. .........................       8,510
      53    Cardinal Health, Inc. ............................       3,724
      52    Celgene Corp. (D)(G)..............................       2,982
      21    Coventry Health Care, Inc. (D)....................       1,237
     211    CVS/Caremark Corp. ...............................       7,707
     135    Eli Lilly & Co. ..................................       7,551
      44    Forest Laboratories, Inc. (D).....................       1,987
      36    Genzyme Corp. (D).................................       2,319
     128    Gilead Sciences, Inc. (D).........................       4,961
      21    Hospira, Inc. (D).................................         833
     397    Johnson & Johnson.................................      24,453
      33    King Pharmaceuticals, Inc. (D)....................         681
      16    Laboratory Corp. of America Holdings (D)..........       1,260
      10    Manor Care, Inc. .................................         651
      40    McKesson Corp. ...................................       2,414
     297    Merck & Co., Inc. ................................      14,788
      74    Monsanto Co. (G)..................................       5,031
      34    Mylan Laboratories, Inc. .........................         622
     962    Pfizer, Inc. .....................................      24,590

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

                                                                  MARKET
 SHARES                                                         VALUE (W)
---------                                                       ----------
COMMON STOCK -- (CONTINUED)
            HEALTH CARE -- (CONTINUED)
      22    Quest Diagnostics, Inc. (G).......................  $    1,118
     204    Schering-Plough Corp. ............................       6,213
      18    Sigma-Aldrich Corp. ..............................         773
      46    St. Jude Medical, Inc. (D)(G).....................       1,922
      41    Stryker Corp. (G).................................       2,585
      65    Tenet Healthcare Corp. (D)(G).....................         422
      18    Varian Medical Systems, Inc. (D)(G)...............         747
     137    Walgreen Co. .....................................       5,970
      14    Watson Pharmaceuticals, Inc. (D)..................         455
     184    Wyeth.............................................      10,568
      32    Zimmer Holdings, Inc. (D).........................       2,757
                                                                ----------
                                                                   189,731
                                                                ----------
            SERVICES -- 6.5%
      35    Allied Waste Industries, Inc. (D).................         472
      19    Apollo Group, Inc. Class A (D)....................       1,120
      32    Autodesk, Inc. (D)................................       1,492
      76    Automatic Data Processing, Inc. ..................       3,675
      62    Avaya, Inc. (D)...................................       1,039
      23    C.H. Robinson Worldwide, Inc. ....................       1,232
     100    CBS Corp. Class B (G).............................       3,346
      19    Cintas Corp. .....................................         733
      68    Clear Channel Communications, Inc. ...............       2,571
      20    Cognizant Technology Solutions Corp. (D)..........       1,482
     426    Comcast Corp. Class A (D).........................      11,991
      24    Computer Sciences Corp. (D).......................       1,402
      19    Convergys Corp. (D)...............................         456
     106    DirecTV Group, Inc. (D)...........................       2,440
       9    Dow Jones & Co., Inc. (G).........................         512
      11    E.W. Scripps Co. .................................         523
      24    Ecolab, Inc. .....................................       1,026
      70    Electronic Data Systems Corp. ....................       1,933
      20    Equifax, Inc. (D).................................         883
      37    Express Scripts, Inc. (D).........................       1,862
      42    FedEx Corp. ......................................       4,682
      12    Fluor Corp. (G)...................................       1,350
      32    Gannett Co., Inc. ................................       1,767
      44    H & R Block, Inc. ................................       1,031
      26    Harrah's Entertainment, Inc. .....................       2,185
      53    Hilton Hotels Corp. ..............................       1,788
      27    IMS Health, Inc. (G)..............................         857
      64    Interpublic Group of Cos., Inc. (D)(G)............         732
      45    Marriott International, Inc. Class A..............       1,944
      47    McGraw-Hill Cos., Inc. ...........................       3,202
       5    Meredith Corp. (G)................................         330
      18    Monster Worldwide, Inc. (D).......................         738
      31    Moody's Corp. ....................................       1,957
      20    New York Times Co. Class A (G)....................         502
     319    News Corp. Class A................................       6,770
      48    Novell, Inc. (D)..................................         374
      45    Omnicom Group, Inc. ..............................       2,401
      47    Paychex, Inc. ....................................       1,824
      30    R.R. Donnelley & Sons Co. ........................       1,318
      23    Robert Half International, Inc. ..................         833
      29    Starwood Hotels & Resorts.........................       1,978

                                                                  MARKET
 SHARES                                                         VALUE (W)
---------                                                       ----------
            SERVICES -- (CONTINUED)
     489    Sun Microsystems, Inc. (D)........................  $    2,573
     519    Time Warner, Inc. ................................      10,914
      12    Tribune Co. ......................................         343
      47    Unisys Corp. (D)..................................         434
     145    United Parcel Service, Inc. Class B...............      10,595
      94    Viacom, Inc. Class B (D)..........................       3,932
     272    Walt Disney Co. ..................................       9,270
      71    Waste Management, Inc. ...........................       2,769
      25    Wyndham Worldwide Corp. (D).......................         908
                                                                ----------
                                                                   120,491
                                                                ----------
            TECHNOLOGY -- 22.7%
      81    Adobe Systems, Inc. (D)...........................       3,234
      75    Advanced Micro Devices, Inc. (D)(G)...............       1,079
      14    Affiliated Computer Services, Inc. Class A (D)....         771
      54    Agilent Technologies, Inc. (D)....................       2,085
      47    Alltel Corp. .....................................       3,201
      49    Altera Corp. .....................................       1,080
      45    Analog Devices, Inc. .............................       1,686
     118    Apple, Inc. (D)...................................      14,458
      25    Applera Corp. -- Applied Biosystems Group.........         767
     845    AT&T, Inc. .......................................      35,060
      28    BMC Software, Inc. (D)............................         846
      64    Broadcom Corp. Class A (D)........................       1,865
      56    CA, Inc. .........................................       1,455
      15    CenturyTel, Inc. .................................         738
      12    Ciena Corp. (D)...................................         420
     832    Cisco Systems, Inc. (D)...........................      23,167
      47    Citizens Communications Co. (G)...................         720
      25    Citrix Systems, Inc. (D)..........................         834
      41    Compuware Corp. (D)...............................         492
      25    Cooper Industries Ltd. ...........................       1,432
     215    Corning, Inc. (D).................................       5,506
      33    Danaher Corp. ....................................       2,464
     311    Dell, Inc. (D)....................................       8,887
      28    Dover Corp. ......................................       1,432
      42    Electronic Arts, Inc. (D).........................       2,009
      21    Embarq Corp. .....................................       1,314
     288    EMC Corp. (D).....................................       5,204
     109    Emerson Electric Co. .............................       5,099
      22    Fidelity National Information Services, Inc. .....       1,216
     103    First Data Corp. .................................       3,378
      23    Fiserv, Inc. (D)..................................       1,307
   1,410    General Electric Co. .............................      53,962
      30    Google, Inc. (D)..................................      15,615
       9    Harman International Industries, Inc. ............       1,047
     359    Hewlett-Packard Co. ..............................      16,011
      30    IAC/Interactive Corp. (D)(G)......................       1,041
     796    Intel Corp. ......................................      18,914
     187    International Business Machines Corp. ............      19,701
      47    Intuit, Inc. (D)..................................       1,412
      25    Jabil Circuit, Inc. (G)...........................         542
      29    JDS Uniphase Corp. (D)(G).........................         389
      78    Juniper Networks, Inc. (D)(G).....................       1,953
      17    L-3 Communications Holdings, Inc. ................       1,664
      13    Lexmark International, Inc. ADR (D)...............         638

The accompanying notes are an integral part of these financial statements.

 HARTFORD INDEX HLS FUND

 JUNE 30, 2007 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                  MARKET
 SHARES                                                         VALUE (W)
---------                                                       ----------
COMMON STOCK -- (CONTINUED)
            TECHNOLOGY -- (CONTINUED)
      35    Linear Technology Corp. (G).......................  $    1,259
      49    Lockheed Martin Corp. ............................       4,574
     106    LSI Corp. (D)(G)..................................         795
      44    Maxim Integrated Products, Inc. ..................       1,466
     158    Medtronic, Inc. ..................................       8,184
      31    MEMC Electronic Materials, Inc. (D)...............       1,876
     103    Micron Technology, Inc. (D).......................       1,295
   1,154    Microsoft Corp. ..................................      33,994
       7    Millipore Corp. (D)(G)............................         553
      19    Molex, Inc. ......................................         583
     317    Motorola, Inc. ...................................       5,613
      38    National Semiconductor Corp. .....................       1,081
      25    NCR Corp. (D).....................................       1,294
      51    Network Appliance, Inc. (D).......................       1,484
      50    NVIDIA Corp. (D)..................................       2,054
     542    Oracle Corp. (D)..................................      10,690
      16    PerkinElmer, Inc. ................................         426
      22    QLogic Corp. (D)..................................         365
     228    Qualcomm, Inc. ...................................       9,909
     213    Qwest Communications International, Inc. (D)(G)...       2,064
      61    Raytheon Co. (G)..................................       3,278
      23    Rockwell Collins, Inc. (G)........................       1,622
      31    SanDisk Corp. (D)(G)..............................       1,530
     124    Solectron Corp. (D)(G)............................         457
     397    Sprint Nextel Corp. ..............................       8,212
     123    Symantec Corp. (D)................................       2,494
      11    Tektronix, Inc. ..................................         377
      60    Tellabs, Inc. (D).................................         647
     196    Texas Instruments, Inc. (G).......................       7,391
      58    Thermo Fisher Scientific, Inc. (D)(G).............       2,992
     272    Tyco International Ltd. ..........................       9,180
      34    VeriSign, Inc. (D)................................       1,066
     398    Verizon Communications, Inc. .....................      16,377
      14    Waters Corp. (D)..................................         822
      11    Whirlpool Corp. ..................................       1,206
      65    Windstream Corp. (G)..............................         963
      41    Xilinx, Inc. .....................................       1,092
     166    Yahoo!, Inc. (D)..................................       4,497
                                                                ----------
                                                                   419,857
                                                                ----------
            TRANSPORTATION -- 1.3%
      49    Burlington Northern Santa Fe Corp. ...............       4,158
      61    Carnival Corp. ...................................       2,954
      60    CSX Corp. ........................................       2,700
      55    General Dynamics Corp. ...........................       4,338
      35    Harley-Davidson, Inc. ............................       2,103
      54    Norfolk Southern Corp. (G)........................       2,832
     107    Southwest Airlines Co. ...........................       1,595
      37    Union Pacific Corp. ..............................       4,269
                                                                ----------
                                                                    24,949
                                                                ----------

                                                                  MARKET
 SHARES                                                         VALUE (W)
---------                                                       ----------
            UTILITIES -- 3.5%
      91    AES Corp. (D)(G)..................................  $    2,002
      23    Allegheny Energy, Inc. (D)........................       1,174
      28    Ameren Corp. (G)..................................       1,387
      55    American Electric Power Co., Inc. ................       2,459
      44    CenterPoint Energy, Inc. (G)......................         765
      31    CMS Energy Corp. .................................         528
      37    Consolidated Edison, Inc. ........................       1,671
      25    Constellation Energy Group, Inc. .................       2,159
      48    Dominion Resources, Inc. .........................       4,139
      24    DTE Energy Co. (G)................................       1,161
     173    Duke Energy Corp. ................................       3,159
      55    Dynegy Holdings, Inc. (D).........................         522
      45    Edison International..............................       2,503
      96    El Paso Corp. ....................................       1,653
      27    Entergy Corp. ....................................       2,906
      92    Exelon Corp. .....................................       6,691
      42    FirstEnergy Corp. ................................       2,704
      56    FPL Group, Inc. ..................................       3,161
      10    Integrys Energy Group, Inc. ......................         523
      38    NiSource, Inc. ...................................         779
      48    PG&E Corp. (G)....................................       2,182
      14    Pinnacle West Capital Corp. ......................         547
      53    PPL Corp. ........................................       2,471
      35    Progress Energy, Inc. ............................       1,590
      35    Public Service Enterprise Group, Inc. (G).........       3,037
      24    Questar Corp. ....................................       1,254
     103    Southern Co. .....................................       3,532
      87    Spectra Energy Corp. .............................       2,247
      29    TECO Energy, Inc. ................................         495
      63    TXU Corp. ........................................       4,233
      56    Xcel Energy, Inc. (G).............................       1,144
                                                                ----------
                                                                    64,778
                                                                ----------
            Total common stock
              (cost $1,397,428)...............................  $1,831,218
                                                                ----------
PRINCIPAL
 AMOUNT
---------
 SHORT-TERM INVESTMENTS -- 6.9%
            REPURCHASE AGREEMENTS -- 0.9%
            BNP Paribas Securities Corp. Repurchase Agreement
              (maturing on 07/02/2007 in the amount of $5,077,
              collateralized by U.S. Treasury Bonds,
              7.13% -- 8.75%, 2020 -- 2023, value of $5,205)
$  5,075      4.35% dated 07/02/2007..........................  $    5,075
            RBS Greenwich Capital Markets Repurchase Agreement
              (maturing on 07/02/2007 in the amount of $5,767,
              collateralized by U.S. Treasury Note, 4.50%,
              2010, value of $5,901)
   5,764      4.35% dated 07/02/2007..........................       5,764

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

PRINCIPAL                                                         MARKET
 AMOUNT                                                         VALUE (W)
---------                                                       ----------
SHORT-TERM INVESTMENTS -- (CONTINUED)
            REPURCHASE AGREEMENTS -- (CONTINUED)
            UBS Securities, Inc. Repurchase Agreement
              (maturing on 07/02/2007 in the amount of $5,077,
              collateralized by U.S. Treasury Note, 8.75%,
              2017, value of $5,195)
$  5,075      4.40% dated 07/02/2007..........................  $    5,075
                                                                ----------
                                                                    15,914
                                                                ----------
 SHARES
---------
        )                             SHORT-TERM INVESTMENTS -- (CONTINUED
            SECURITIES PURCHASED WITH PROCEEDS FROM SECURITY
            LENDING -- 5.9%
            CASH COLLATERAL REINVESTMENT FUND:
 109,572    Mellon GSL DBT II Collateral Fund.................  $  109,572
                                                                ----------
PRINCIPAL
 AMOUNT
---------
            U.S. TREASURY BILLS -- 0.1%
$  1,100    4.61%, 09/20/2007 (M)(S)..........................       1,089
                                                                ----------
            Total short-term investments
              (cost $126,575).................................  $  126,575
                                                                ----------

            Total investments
              (cost $1,524,003) (C)...........................  106.0%    $1,957,793
            Other assets and liabilities......................   (6.0)%     (110,178)
                                                                -----     ----------
            Total net assets..................................  100.0%    $1,847,615
                                                                =====     ==========

Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 0.16% of total net assets at June 30, 2007.

  (C)At June 30, 2007, the cost of securities for federal income tax purposes was $1,544,870 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

      Unrealized Appreciation.......................  $ 526,780
      Unrealized Depreciation.......................   (113,857)
                                                      ---------
      Net Unrealized Appreciation...................  $ 412,923
                                                      =========

  (D)Currently non-income producing.

 (G) Security is partially on loan at June 30, 2007.

 (M) The interest rate disclosed for these securities represents the effective yield on the date of acquisition.

  (S)Security pledged as initial margin deposit for open futures contracts at June 30, 2007.

                                                                      UNREALIZED
                              NUMBER OF               EXPIRATION    APPRECIATION/
      DESCRIPTION             CONTRACTS*   POSITION      MONTH      (DEPRECIATION)
      -----------             ----------   --------   -----------   --------------
      Standard & Poors 500
      Long Futures Contract       47         Long     Sept., 2007       $(153)
                                                                        =====

     * The number of contracts does not omit 000's.

  (W)See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

 HARTFORD INTERNATIONAL GROWTH HLS FUND
(PRIOR TO JULY 27, 2007, THE FUND WAS KNOWN AS HARTFORD INTERNATIONAL CAPITAL APPRECIATION HLS FUND)

 SCHEDULE OF INVESTMENTS
 JUNE 30, 2007 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                  MARKET
 SHARES                                                         VALUE (W)
---------                                                       ----------
 COMMON STOCK -- 97.2%
            AUSTRALIA -- 0.8%
     422    Brambles Ltd. (A)(D)..............................  $    4,348
     499    Transurban Group (A)..............................       3,383
                                                                ----------
                                                                     7,731
                                                                ----------
            BRAZIL -- 1.4%
     312    Companhia Vale do Rio Doce ADR....................      13,882
                                                                ----------
            CANADA -- 6.5%
     211    Cameco Corp. .....................................      10,711
      93    Potash Corp. of Saskatchewan......................       7,212
      99    Research In Motion Ltd. ADR (D)...................      19,819
     279    Rogers Communications, Inc. Class B...............      11,892
     164    Suncor Energy, Inc. ..............................      14,810
                                                                ----------
                                                                    64,444
                                                                ----------
            CHINA -- 3.5%
   3,585    China Communications Construction Co., Ltd. (A)...       6,424
   3,537    China Merchants Bank Co., Ltd. (A)................      10,770
     109    Ctrip.com International Ltd. .....................       8,586
     174    Focus Media Holding Ltd. ADR (D)(G)...............       8,762
                                                                ----------
                                                                    34,542
                                                                ----------
            DENMARK -- 1.9%
     290    Vestas Wind Systems A/S (A)(D)....................      19,037
                                                                ----------
            FINLAND -- 3.4%
   1,186    Nokia Oyj (A).....................................      33,315
                                                                ----------
            FRANCE -- 8.9%
     136    Alstom RGPT (A)(D)(G).............................      22,729
      63    Cie Generale d'Optique Essilor International S.A.
              (A)(D)(G).......................................       7,470
      42    Pinault-Printemps-Redoute S.A. (A)................       7,371
      44    Vallourec (A)(G)..................................      14,060
      --    Veolia Environment Rights (G).....................          --
     460    Veolia Environment S.A. (G).......................      36,117
                                                                ----------
                                                                    87,747
                                                                ----------
            GERMANY -- 17.0%
     579    Arcandor AG (D)(G)................................      19,598
     236    Bayer AG (A)......................................      17,892
     151    Continental AG (A)................................      21,326
     151    DaimlerChrysler AG (A)............................      14,011
     113    Deutsche Boerse AG (A)(G).........................      12,821
     230    Fresenius Medical Care AG & Co. (A)...............      10,625
     114    Henkel KGaA Vorzug (A)............................       6,027
     879    Infineon Technologies AG (A)(D)...................      14,601
      80    Salzgitter AG (A)(G)..............................      15,572
     142    Siemens AG (A)....................................      20,387
      64    Wacker Chemie AG (A)(G)...........................      15,180
                                                                ----------
                                                                   168,040
                                                                ----------
            GREECE -- 0.7%
     123    National Bank of Greece (A).......................       6,996
                                                                ----------
            HONG KONG -- 0.7%
   1,718    China Resources Enterprise (A)....................       6,460
                                                                ----------

                                                                  MARKET
 SHARES                                                         VALUE (W)
---------                                                       ----------
            IRELAND -- 2.9%
   1,053    Elan Corp. plc ADR (D)(G).........................  $   23,094
     140    Ryanair Holdings plc ADR (D)(G)...................       5,293
                                                                ----------
                                                                    28,387
                                                                ----------
            ITALY -- 1.5%
     433    Bulgari S.p.A. (A)................................       6,952
     210    Luxottica Group S.p.A. (A)........................       8,174
                                                                ----------
                                                                    15,126
                                                                ----------
            JAPAN -- 9.7%
     111    Advantest Corp. (A)...............................       4,824
     167    Canon, Inc. (A)(G)................................       9,770
     171    Elpida Memory, Inc. (A)(D)........................       7,514
      43    Fanuc Ltd. (A)....................................       4,438
       4    Japan Tobacco, Inc. (A)...........................      19,485
     354    Komatsu Ltd. (A)..................................      10,263
     262    Mitsubishi Corp. (A)..............................       6,865
     708    Mitsui O.S.K. Lines, Ltd. (A).....................       9,600
      20    Nintendo Co., Ltd. (A)............................       7,187
     186    Sony Corp. (A)....................................       9,522
      63    Yamada Denki Co., Ltd. (A)........................       6,616
                                                                ----------
                                                                    96,084
                                                                ----------
            LUXEMBOURG -- 1.0%
     109    Millicom International Cellular S.A. (D)(G).......       9,952
                                                                ----------
            MEXICO -- 1.0%
     152    America Movil S.A.B. de C.V. ADR..................       9,426
                                                                ----------
            NETHERLANDS -- 2.8%
     683    ASML Holding N.V. (A)(D)..........................      18,766
     271    Unilever N.V. CVA (A).............................       8,401
                                                                ----------
                                                                    27,167
                                                                ----------
            NORWAY -- 1.3%
     342    Renewable Energy Corp. AS (A)(D)(G)...............      13,243
                                                                ----------
            SOUTH KOREA -- 4.7%
     119    Hyundai Motor Co., Ltd. (A).......................       9,371
     104    Kookmin Bank (A)(D)...............................       9,086
     227    LG Electronics, Inc. (A)(D).......................      18,726
      16    Samsung Electronics Co., Ltd. (A).................       9,499
                                                                ----------
                                                                    46,682
                                                                ----------
            SPAIN -- 2.1%
     305    Gamesa Corporacion Tecnologica S.A. (A)...........      11,016
     167    Iberdrola S.A. (A)................................       9,339
                                                                ----------
                                                                    20,355
                                                                ----------
            SWEDEN -- 1.7%
      96    Alfa Laval AB (A).................................       5,784
   2,661    Telefonaktiebolaget LM Ericsson (A)...............      10,614
                                                                ----------
                                                                    16,398
                                                                ----------
            SWITZERLAND -- 5.7%
     520    ABB Ltd. (A)......................................      11,730
     267    Julius Baer Holding Ltd. (A)......................      19,108
      26    Nestle S.A. (A)...................................      10,044

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

                                                                  MARKET
 SHARES                                                         VALUE (W)
---------                                                       ----------
COMMON STOCK -- (CONTINUED)
            SWITZERLAND -- (CONTINUED)
      52    Phonak Holding AG (A).............................  $    4,627
     186    Swatch Group AG (A)...............................      10,540
                                                                ----------
                                                                    56,049
                                                                ----------
            TAIWAN -- 1.5%
   1,704    Hon Hai Precision Industry Co., Ltd. (A)..........      14,718
                                                                ----------
            UNITED KINGDOM -- 16.5%
   1,825    Amvescap plc (A)..................................      23,509
   3,736    Arm Holdings plc (A)..............................      10,930
     621    BT Group plc (A)..................................       4,130
     723    Burberry Group plc (A)............................       9,900
   3,249    Cable & Wireless plc (A)..........................      12,620
     294    Cadbury Schweppes plc (A).........................       3,987
   1,125    Carphone Warehouse Group plc (A)(G)...............       7,395
   1,789    Man Group plc (A).................................      21,758
     421    Reckitt Benckiser plc (A).........................      23,063
   1,276    Smith & Nephew plc (A)............................      15,805
   1,759    Tesco plc (A).....................................      14,717
     259    Xstrata plc (A)...................................      15,396
                                                                ----------
                                                                   163,210
                                                                ----------
            Total common stock
              (cost $819,214).................................  $  958,991
                                                                ----------
PRINCIPAL
 AMOUNT
---------
 SHORT-TERM INVESTMENTS -- 18.0%
            REPURCHASE AGREEMENTS -- 1.4%
            Banc of America Securities Joint Repurchase
              Agreement (maturing on 07/02/2007 in the amount
              of $18, collateralized by U.S. Treasury Note,
              12.00%, 2013, value of $18)
$     18      4.25% dated 07/02/2007..........................  $       18
            Banc of America Securities TriParty Joint
              Repurchase Agreement (maturing on 07/02/2007 in
              the amount of $2,627, collateralized by FNMA,
              5.00%, 2035, value of $2,679)
   2,626      5.36% dated 07/02/2007..........................       2,626
            Deutsche Bank Securities TriParty Joint Repurchase
              Agreement (maturing on 07/02/2007 in the amount
              of $6,973, collateralized by FHLMC,
              4.50% -- 6.50%, 2019 -- 2037, value of $7,109)
   6,969      5.36% dated 07/02/2007..........................       6,969
            UBS Securities, Inc. TriParty Joint Repurchase
              Agreement (maturing on 07/02/2007 in the amount
              of $4,312, collateralized by FNMA,
              4.50% -- 6.50%, 2020 -- 2037, value of $4,396)
   4,310      5.37% dated 07/02/2007..........................       4,310
                                                                ----------
                                                                    13,923
                                                                ----------
                                                                 MARKET
 SHARES                                                         VALUE (W)
---------                                                       ----------
            SECURITIES PURCHASED WITH PROCEEDS FROM SECURITY
            LENDING -- 16.6%
            CASH COLLATERAL REINVESTMENT FUND:
 163,805    BNY Institutional Cash Reserve Fund...............  $  163,805
                                                                ----------
            Total short-term investments
              (cost $177,728).................................  $  177,728
                                                                ----------

            Total investments
              (cost $996,942) (C).............................  115.2%    $1,136,719
            Other assets and liabilities......................  (15.2)%     (149,607)
                                                                -----     ----------
            Total net assets..................................  100.0%    $  987,112
                                                                =====     ==========

Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 95.39% of total net assets at June 30, 2007.

  (C)At June 30, 2007, the cost of securities for federal income tax purposes was $1,002,068 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

      Unrealized Appreciation........................  $138,919
      Unrealized Depreciation........................    (4,268)
                                                       --------
      Net Unrealized Appreciation....................  $134,651
                                                       ========

 (A) The aggregate value of securities valued in good faith at fair value by, or under the direction of, the Funds' Board of Directors at June 30, 2007, was $759,837, which represents 76.98% of total net assets.

  (D)Currently non-income producing.

 (G) Security is partially on loan at June 30, 2007.

  (W)See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

     FORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING AT JUNE 30, 2007

                                                                 UNREALIZED
                               MARKET    CONTRACT   DELIVERY   APPRECIATION/
      DESCRIPTION              VALUE      AMOUNT      DATE     (DEPRECIATION)
      -----------              ------    --------   --------   --------------
      Australian Dollar
        (Sell)                 $  103     $  103    07/05/07        $ --
      British Pound (Buy)       5,368      5,341    07/02/07          27
      British Pound (Sell)      2,256      2,248    07/03/07          (8)
      British Pound (Sell)      3,293      3,292    07/05/07          (1)
      Canadian Dollar (Sell)    2,997      3,013    07/05/07          16
      Canadian Dollar (Sell)    3,772      3,771    07/05/07          (1)
      Euro (Buy)                  582        578    07/02/07           4
      Euro (Sell)               2,319      2,300    07/03/07         (19)
      Euro (Sell)               1,287      1,287    07/05/07          --
      Hong Kong Dollar
        (Sell)                    330        330    07/05/07          --
      Japanese Yen (Sell)       3,909      3,929    07/02/07          20
      Japanese Yen (Sell)       1,098      1,097    07/05/07          (1)
      Swedish Krona (Buy)       2,715      2,708    07/03/07           7
                                                                    ----
                                                                    $ 44
                                                                    ====

The accompanying notes are an integral part of these financial statements.

 HARTFORD INTERNATIONAL OPPORTUNITIES HLS FUND

 SCHEDULE OF INVESTMENTS
 JUNE 30, 2007 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                  MARKET
 SHARES                                                         VALUE (W)
---------                                                       ----------
 COMMON STOCK -- 96.9%
            AUSTRALIA -- 0.9%
   6,661    Oxiana Ltd. (A)(G)................................  $   19,838
                                                                ----------
            BELGIUM -- 0.5%
     164    UCB S.A. (A)(G)...................................       9,698
                                                                ----------
            BRAZIL -- 3.5%
   2,123    All America Latina Logistica S.A. ................      28,900
     633    Companhia Vale do Rio Doce ADR....................      28,204
      35    MMX Mineracao E Metalicos S.A. (D)................      18,507
                                                                ----------
                                                                    75,611
                                                                ----------
            CANADA -- 8.4%
     570    Cameco Corp. (G)..................................      28,896
     439    EnCana Corp. (G)..................................      27,020
     850    Nortel Networks Corp. (D)(G)......................      20,491
     113    Research in Motion Ltd. (D).......................      22,723
      31    Research In Motion Ltd. ADR (D)...................       6,180
     248    Suncor Energy, Inc. (G)...........................      22,322
   1,134    Talisman Energy, Inc. (G).........................      21,928
     481    Telus Corp. ......................................      28,812
                                                                ----------
                                                                   178,372
                                                                ----------
            CHINA -- 3.6%
  20,527    Bank of China Ltd. (A)(D)(G)......................      10,196
  10,690    China Merchants Bank Co., Ltd. (A)(G).............      32,554
   4,175    China Shenhua Energy Co., Ltd. (A)................      14,568
  16,752    Huaneng Power International, Inc. (A).............      19,365
                                                                ----------
                                                                    76,683
                                                                ----------
            EGYPT -- 1.4%
     457    Orascom Telecom Holding SAE GDR (G)...............      29,646
                                                                ----------
            FINLAND -- 2.2%
   1,681    Nokia Oyj (A)(G)..................................      47,198
                                                                ----------
            FRANCE -- 6.4%
     172    Alstom RGPT (A)(D)(G).............................      28,644
     832    Axa S.A. (A)(G)...................................      35,774
     241    BNP Paribas (A)(G)................................      28,591
     159    Cie Generale d'Optique Essilor International S.A.
              (A)(D)(G).......................................      18,950
     299    Peugeot S.A. (A)(G)...............................      24,097
                                                                ----------
                                                                   136,056
                                                                ----------
            GERMANY -- 9.2%
     813    Arcandor AG (D)(G)................................      27,535
     251    Continental AG (A)(G).............................      35,448
     286    DaimlerChrysler AG (A)(G).........................      26,421
     299    Deutsche Boerse AG (A)(G).........................      33,905
     181    E.On AG (A)(G)....................................      30,444
     300    Siemens AG (A)(G).................................      43,136
                                                                ----------
                                                                   196,889
                                                                ----------
            GREECE -- 0.6%
     417    EFG Eurobank Ergasias S.A. (A)....................      13,585
                                                                ----------

                                                                  MARKET
 SHARES                                                         VALUE (W)
---------                                                       ----------
            HONG KONG -- 6.4%
   7,761    Cathay Pacific Airways Ltd. (A)(G)................  $   19,301
   4,692    China Resources Enterprise (A)....................      17,642
   4,912    Hengan International Group Co., Ltd. (A)(G).......      17,466
   3,321    Hong Kong Exchanges & Clearing Ltd. (A)(G)........      46,883
   1,056    Melco PBL Entertainment Ltd. ADR (D)(G)...........      13,261
   9,090    Shangri-La Asia Ltd. (H)..........................      21,972
                                                                ----------
                                                                   136,525
                                                                ----------
            IRELAND -- 1.7%
     491    Elan Corp. plc ADR (D)(G).........................      10,770
   1,025    Ryanair Holdings plc (A)(D).......................       6,806
     511    Ryanair Holdings plc ADR (D)(G)...................      19,302
                                                                ----------
                                                                    36,878
                                                                ----------
            ITALY -- 6.3%
     398    Bulgari S.p.A. (A)................................       6,384
   1,933    Enel S.p.A. (A)(G)................................      20,778
     768    Ente Nazionale Idrocarburi S.p.A. (A)(G)..........      27,829
   2,045    Intesa Sanpaolo (A)(G)............................      15,245
     247    Tod's S.p.A. (A)(G)...............................      22,069
   4,599    UniCredito Italiano S.p.A. (A)(G).................      41,078
                                                                ----------
                                                                   133,383
                                                                ----------
            JAPAN -- 12.8%
     786    Aisin Seiki Co., Ltd. (A).........................      28,842
     249    Astellas Pharma, Inc. (A).........................      10,840
     721    Canon, Inc. (A)(G)................................      42,258
     246    Daiichi Sankyo Co., Ltd. (A)......................       6,532
     210    Eisai Co., Ltd. (A)...............................       9,153
   1,984    Hitachi Ltd. (A)(G)...............................      14,040
      11    Japan Tobacco, Inc. (A)(G)........................      52,196
     857    Komatsu Ltd. (A)..................................      24,841
   2,521    Mitsubishi Electric Corp. (A).....................      23,353
     646    Sony Corp. (A)(G).................................      33,171
      99    TDK Corp. (A).....................................       9,591
   2,015    Toshiba Corp. (A)(G)..............................      17,556
                                                                ----------
                                                                   272,373
                                                                ----------
            LUXEMBOURG -- 1.0%
     521    Evraz Group S.A. .................................      21,401
                                                                ----------
            MEXICO -- 0.9%
     704    Grupo Aeroportuario Del ADR (D)(G)................      19,331
                                                                ----------
            NETHERLANDS -- 5.6%
   1,066    Aercap Holdings N.V. (D)..........................      34,122
     750    ASML Holding N.V. (A)(D)..........................      20,604
     591    ING Groep N.V. (A)................................      26,025
     923    Koninklijke Philips Electronics N.V. (A)..........      39,134
                                                                ----------
                                                                   119,885
                                                                ----------
            NORWAY -- 1.4%
  13,815    Marine Harvest (A)(D)(G)..........................      14,918
     580    Petroleum Geo-Services (G)........................      14,494
                                                                ----------
                                                                    29,412
                                                                ----------

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

                                                                  MARKET
 SHARES                                                         VALUE (W)
---------                                                       ----------
COMMON STOCK -- (CONTINUED)
            RUSSIA -- 3.5%
     118    Lukoil ADR........................................  $    8,966
      89    Mining and Metallurgical Co. Norilsk Nickel ADR...      19,727
     554    OAO Gazprom ADR (K)...............................      23,200
     600    TMK OAO GDR (I)...................................      21,724
                                                                ----------
                                                                    73,617
                                                                ----------
            SINGAPORE -- 0.5%
     907    Singapore Airlines Ltd. (A).......................      11,146
                                                                ----------
            SOUTH AFRICA -- 1.2%
     823    Impala Platinum Holdings Ltd. (A).................      25,009
                                                                ----------
            SOUTH KOREA -- 0.6%
     203    Shinhan Financial Group Co., Ltd. (A).............      12,381
                                                                ----------
            SPAIN -- 1.2%
     768    Banco Bilbao Vizcaya Argentaria S.A. (A)(G).......      18,780
     400    Laboratorios Almiral S.A. (D).....................       7,939
                                                                ----------
                                                                    26,719
                                                                ----------
            SWEDEN -- 0.9%
     896    Assa Abloy Ab (A)(G)..............................      19,717
                                                                ----------
            SWITZERLAND -- 5.1%
     649    Julius Baer Holding Ltd. (A)......................      46,433
     165    Nestle S.A. (A)...................................      62,622
                                                                ----------
                                                                   109,055
                                                                ----------
            TURKEY -- 0.5%
   1,049    Akbank T.A.S. (A)(G)..............................       5,796
     691    Asya Katilim Bankasi AS (A)(D)....................       4,194
                                                                ----------
                                                                     9,990
                                                                ----------
            UNITED KINGDOM -- 10.0%
   2,833    Amvescap plc (A)..................................      36,498
     547    Burberry Group plc (A)............................       7,489
     548    Kelda Group plc (A)(G)............................      10,333
   5,983    Old Mutual plc (A)(G).............................      20,162
     469    Reckitt Benckiser plc (A).........................      25,683
     594    Standard Chartered plc (A)........................      19,377
   4,341    Tesco plc (A).....................................      36,321
     964    Xstrata plc (A)...................................      57,411
                                                                ----------
                                                                   213,274
                                                                ----------
            UNITED STATES -- 0.6%
      99    Synthes, Inc. (A).................................      11,896
                                                                ----------
            Total common stock
              (cost $1,767,468)...............................  $2,065,568
                                                                ----------
PRINCIPAL                                                        MARKET
 AMOUNT                                                         VALUE (W)
---------                                                       ----------
 SHORT-TERM INVESTMENTS -- 27.2%
            REPURCHASE AGREEMENTS -- 0.8%
      21    Banc of America Securities Joint Repurchase
              Agreement (maturing on 07/02/2007 in the amount
              of $21, collateralized by U.S. Treasury Note,
              12.00%, 2013, value of $21)
 $            4.25% dated 07/02/2007..........................  $       21
            Banc of America Securities TriParty Joint
              Repurchase Agreement (maturing on 07/02/2007 in
              the amount of $3,067, collateralized by FNMA,
              5.00%, 2035, value of $3,127)
              5.36% dated 07/02/2007..........................
   3,065                                                             3,065
            Deutsche Bank Securities TriParty Joint Repurchase
              Agreement (maturing on 07/02/2007 in the amount
              of $8,139, collateralized by FHLMC,
              4.50% -- 6.50%, 2019 -- 2037, value of $8,298)
              5.36% dated 07/02/2007..........................
   8,136                                                             8,136
            UBS Securities, Inc. TriParty Joint Repurchase
              Agreement (maturing on 07/02/2007 in the amount
              of $5,033, collateralized by FNMA,
              4.50% -- 6.50%, 2020 -- 2037, value of $5,131)
              5.37% dated 07/02/2007..........................
   5,031                                                             5,031
                                                                ----------
                                                                    16,253
                                                                ----------
 SHARES
---------
            SECURITIES PURCHASED WITH PROCEEDS FROM SECURITY
            LENDING -- 26.4%
            CASH COLLATERAL REINVESTMENT FUND:
 562,579    Navigator Prime Portfolio.........................     562,579
                                                                ----------
            Total short-term investments
              (cost $578,832).................................  $  578,832
                                                                ----------

            Total investments
              (cost $2,346,300) (C)...........................  124.1%    $2,644,400
            Other assets and liabilities......................  (24.1)%     (513,913)
                                                                -----     ----------
            Total net assets..................................  100.0%    $2,130,487
                                                                =====     ==========

Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 96.39% of total net assets at June 30, 2007.

  (C)At June 30, 2007, the cost of securities for federal income tax purposes was $2,347,736 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

      Unrealized Appreciation........................  $321,774
      Unrealized Depreciation........................   (25,110)
                                                       --------
      Net Unrealized Appreciation....................  $296,664
                                                       ========

 (A) The aggregate value of securities valued in good faith at fair value by, or under the direction of, the Funds' Board of Directors at June 30, 2007, was $1,518,195, which represents 71.26% of total net assets.

The accompanying notes are an integral part of these financial statements.

 HARTFORD INTERNATIONAL OPPORTUNITIES HLS FUND

 JUNE 30, 2007 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

  (D)Currently non-income producing.

 (G) Security is partially on loan at June 30, 2007.

  (I)Securities issued within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of
     1933, as amended, and may be sold only to qualified institutional buyers. Pursuant to guidelines adopted by the Board of Directors, these issues are determined to be liquid. The aggregate value of these securities at June 30, 2007, was $21,724, which represents 1.02% of total net assets.

 (K) Securities contain some restrictions as to public resale. These securities comply with Regulation S, rules governing offers and sales made outside the United States without registration under the Securities Act of 1933, and are determined to be liquid. At June 30, 2007, the market value of these securities amounted to $23,200 or 1.09% of net assets.

 (H) The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

      PERIOD
      ACQUIRED        SHARES/PAR         SECURITY        COST BASIS
      --------        ----------         --------        ----------
      1/2007-6/2007     9,090      Shangri-La Asia Ltd.   $24,049

     The aggregate value of these securities at June 30, 2007 was $21,972 which represents 1.03% of total net assets.

  (W)See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

     FORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING AT JUNE 30, 2007

                                                               UNREALIZED
                              MARKET   CONTRACT   DELIVERY   APPRECIATION/
      DESCRIPTION             VALUE     AMOUNT      DATE     (DEPRECIATION)
      -----------             ------   --------   --------   --------------
      British Pound (Sell)    $1,989    $1,979    07/02/07        $(10)
      British Pound (Sell)    2,212      2,204    07/03/07          (8)
      British Pound (Sell)    3,088      3,087    07/05/07          (1)
      Canadian Dollar (Sell)  3,155      3,137    07/03/07         (18)
      Euro (Buy)              3,212      3,187    07/03/07          25
      Swiss Franc (Sell)      3,157      3,142    07/02/07         (15)
      Swiss Franc (Sell)      18,981    18,968    07/05/07         (13)
                                                                  ----
                                                                  $(40)
                                                                  ====

The accompanying notes are an integral part of these financial statements.

 HARTFORD INTERNATIONAL SMALL COMPANY HLS FUND

 SCHEDULE OF INVESTMENTS
 JUNE 30, 2007 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                         VALUE (W)
---------                                                       ---------
 COMMON STOCK -- 99.3%
            AUSTRALIA -- 9.3%
     360    Asciano Group (D)(G)..............................  $   3,094
   1,110    Babcock & Brown Power (A)(G)......................      3,249
   3,389    Centamin Egypt Ltd. (D)...........................      3,267
     908    Challenger Financial Services Group Ltd. (A)(G)...      4,471
   1,448    Dyno Nobel Ltd. (A)(G)............................      2,930
   2,512    Emeco Holdings Ltd. (A)(G)........................      3,499
     136    Energy Resources of Australia Ltd. (A)(G).........      2,198
     483    Programmed Maintenance Services Ltd. (A)..........      2,523
   1,795    Resource Pacific Holdings Ltd. (A)(D).............      3,127
     901    Seek Ltd. (A)(G)..................................      5,626
   1,723    Tower Australia Group Ltd. (A)(D)(G)..............      3,347
     684    Transurban Group (A)(G)...........................      4,636
     164    Zinifex Ltd. (A)..................................      2,603
                                                                ---------
                                                                   44,570
                                                                ---------
            BELGIUM -- 3.1%
       2    CFE (A)...........................................      4,382
      13    D'ieteren S.A. (A)(G).............................      6,032
      20    Umicore (A).......................................      4,384
                                                                ---------
                                                                   14,798
                                                                ---------
            BRAZIL -- 2.4%
     275    Cyrela Brazil Realty S.A. ........................      3,414
     144    Dufry South America LTDA (D)......................      3,313
     210    Lupatech S.A. ....................................      5,069
                                                                ---------
                                                                   11,796
                                                                ---------
            DENMARK -- 1.7%
      57    Genmab A/S (A)(D).................................      3,658
     181    H. Lundbeck A/S (A)...............................      4,586
                                                                ---------
                                                                    8,244
                                                                ---------
            FINLAND -- 1.0%
      87    Outotec Oyj (A)...................................      4,762
                                                                ---------
            FRANCE -- 8.0%
      42    BioMerieux S.A. (A)...............................      3,645
      49    Carbone Lorraine S.A. (A)(G)......................      3,802
      22    Cegedim S.A. (A)(G)...............................      2,734
      85    Ipsen (A)(G)......................................      4,361
      67    Korian (A)........................................      3,242
       5    Manitou BF (A)....................................        294
      78    Rhodia S.A. (D)(G)................................      3,538
     163    S.O.I. Tec S.A. (A)(D)(G).........................      3,443
      35    Seche Environment (A).............................      6,323
      96    Zodiac S.A. (A)(G)................................      7,371
                                                                ---------
                                                                   38,753
                                                                ---------
            GERMANY -- 8.6%
     112    Arcandor AG (D)(G)................................      3,800
      58    AWD Holding AG (A)(G).............................      2,458
     115    Colonia Real Estate AG (A)(D)(G)..................      4,831
      31    Interhyp AG (A)(G)................................      3,409
     131    Kontron AG (A)(G).................................      2,470
      53    MTU Aero Engines Holdings AG (A)..................      3,419

                                                                 MARKET
 SHARES                                                         VALUE (W)
---------                                                       ---------
            GERMANY -- (CONTINUED)
      77    Praktiker Bau-Und Heimwerkermaerkte Holding AG
              (A)(G)..........................................  $   3,097
      96    Rhoen-Klinikum AG (A).............................      5,748
      59    Stada Arzneimittel AG (A)(G)......................      3,760
     161    Symrise AG (D)(G).................................      4,813
      95    Wacker Construction Equipment AG (D)..............      3,564
                                                                ---------
                                                                   41,369
                                                                ---------
            GREECE -- 0.7%
     273    Hellenic Technodomiki Tev S.A. (A)................      3,572
                                                                ---------
            HONG KONG -- 2.7%
   8,284    China Power International Development Ltd.
              (A)(G)..........................................      4,526
   1,468    Cosco Pacific Ltd. (A)............................      3,848
   3,088    Far East Pharmaceutical Technology Co., Ltd.
              (A)(D)(G)(H)....................................         --
   1,827    Shangri-La Asia Ltd. (H)..........................      4,417
     160    Stella International (D)..........................        316
                                                                ---------
                                                                   13,107
                                                                ---------
            IRELAND -- 0.5%
     110    Elan Corp. plc (A)(D)(G)..........................      2,395
                                                                ---------
            ITALY -- 5.6%
     177    Ansaldo STS S.p.A. (A)(D).........................      2,341
     286    Antichi Pellettieri S.p.A. (A)....................      4,152
     157    Banca Popolare di Milano S.c.r.l. (A).............      2,395
     263    Banco di Desio e della Brianza S.A. (A)...........      3,045
     204    Brembo S.p.A. (A)(G)..............................      2,901
      88    ERG S.p.A. (A)....................................      2,379
     756    Immobiliare Grande Distribuzione (A)..............      3,091
      55    Pirelli & C. Real Estate S.p.A. (A)...............      3,186
     520    Safilo Group S.p.A. (A)...........................      3,403
                                                                ---------
                                                                   26,893
                                                                ---------
            JAPAN -- 22.7%
     725    Daishi Bank Ltd. (A)..............................      3,158
     960    Fuji Fire & Marine Insurance Co., Ltd. (A)........      3,837
     490    Higo Bank Ltd. (A)................................      3,378
     429    Hitachi Metals Ltd. (A)...........................      4,700
      44    Honeys Co., Ltd. (A)(G)...........................      1,756
     206    Iino Kaiun Kaisha, Ltd. (A)(G)....................      2,439
      13    Japan Petroleum Exploration Co., Ltd. (A)(G)......        890
     270    Japan Steel Works Ltd. (A)........................      4,108
       7    Jupiter Telecommunications Co., Ltd. (A)(D).......      5,689
     528    The Keiyo Bank Ltd. (A)...........................      3,076
       3    KK DaVinci Advisors (A)(D)(G).....................      2,380
     103    Kobayashi Pharmaceutical Co., Ltd. (A)............      3,442
     122    MEC Co., Ltd. (A)(G)..............................        995
      48    Milbon Co., Ltd. (A)(G)...........................      1,399
     347    Mitsubishi Rayon Co., Ltd. (A)(G).................      2,472
      41    Musashino Bank Ltd. (A)(G)........................      1,974
     258    Nabtesco Corp. (A)(G).............................      3,758
     820    Nachi-Fujikoshi Corp. (A)(G)......................      4,211
     199    Nok Corp. (A)(G)..................................      4,196
     508    NTN Corp. (A)(G)..................................      4,380

The accompanying notes are an integral part of these financial statements.

 HARTFORD INTERNATIONAL SMALL COMPANY HLS FUND

 JUNE 30, 2007 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                         VALUE (W)
---------                                                       ---------
COMMON STOCK -- (CONTINUED)
            JAPAN -- (CONTINUED)
      94    OBIC Business Consultants Ltd. (A)(G).............  $   5,658
      32    OBIC Co., Ltd. (A)(G).............................      6,293
      71    Point, Inc. (A)(G)................................      4,234
       2    RISA Partners, Inc. (A)(G)........................      4,184
     268    Shionogi & Co., Ltd. (A)..........................      4,365
   1,301    Sumitomo Osaka Cement Co., Ltd. (A)(G)............      3,446
      99    Sysmex Corp. (A)(G)...............................      3,640
     156    Taiyo Ink Manufacturing Co., Ltd. (A).............      4,846
      82    Uni-Charm Corp. (A)(G)............................      4,649
     109    Union Tool Co. (A)(G).............................      4,028
     163    Yamaguchi Financial Group, Inc. (A)...............      1,988
                                                                ---------
                                                                  109,569
                                                                ---------
            LIECHTENSTEIN -- 1.1%
      20    Verwalt & Privat-Bank AG..........................      5,312
                                                                ---------
            MALAYSIA -- 0.5%
   4,027    Air Asia BHD (A)(D)...............................      2,218
                                                                ---------
            MEXICO -- 0.9%
     830    Empresas ICA SAB de CV (D)(G).....................      4,210
                                                                ---------
            NETHERLANDS -- 3.9%
     110    Koninklijke BAM Groep N.V. (A)(G).................      3,109
     172    Ordina N.V. (A)(G)................................      3,570
     127    SBM Offshore N.V. (A)(G)..........................      4,830
     225    Spazio Investment N.V. ...........................      3,996
     102    Vedior N.V. CVA (A)...............................      3,060
                                                                ---------
                                                                   18,565
                                                                ---------
            NORWAY -- 0.7%
     584    Eitzen Chemical ASA (A)(D)........................      2,510
      24    Yara International ASA............................        724
                                                                ---------
                                                                    3,234
                                                                ---------
            PORTUGAL -- 0.8%
     384    Mota -- Engil S.A. (A)............................      3,681
                                                                ---------
            SINGAPORE -- 1.0%
     675    Cosco Corp. Singapore Ltd. (A)....................      1,648
   2,313    Goodpack Ltd. (A)(G)..............................      3,316
                                                                ---------
                                                                    4,964
                                                                ---------
            SOUTH KOREA -- 3.6%
      13    Cheil Communications, Inc. (A)(D).................      4,090
      39    GS Engineering & Construction Corp. (A)...........      4,708
      79    Hyundai Steel Co. (A).............................      4,324
      48    Mirea Asset Securities Co., Ltd. (A)..............      4,359
                                                                ---------
                                                                   17,481
                                                                ---------
            SPAIN -- 1.2%
     151    Prosegur Compania de Seguridad S.A. (A)(G)........      5,776
                                                                ---------
            SWEDEN -- 3.0%
     103    Boliden AB (A)(G).................................      2,126
     196    Munters AB (A)(G).................................      3,054

                                                                 MARKET
 SHARES                                                         VALUE (W)
---------                                                       ---------
            SWEDEN -- (CONTINUED)
     307    Swedish Match AB (A)..............................  $   5,930
     130    Trelleborg AB (A)(G)..............................      3,568
                                                                ---------
                                                                   14,678
                                                                ---------
            SWITZERLAND -- 2.5%
      36    Bachem Holding AG Class B (A).....................      3,019
      53    Dufry Group.......................................      5,986
      66    EFG International (A)(D)..........................      3,016
                                                                ---------
                                                                   12,021
                                                                ---------
            TURKEY -- 0.5%
     389    Asya Katilim Bankasi AS (A)(D)....................      2,359
                                                                ---------
            UNITED KINGDOM -- 12.7%
     169    Clapham House Group plc (A)(D)....................      1,335
      51    Derwent London plc (A)............................      1,884
     823    Fenner plc (A)....................................      3,907
      44    GCAP Media plc (A)(G).............................        170
   2,949    Guinness Peat Group plc (A).......................      4,681
      90    Homeserve plc (A).................................      3,231
     514    Informa Group plc (A).............................      5,723
      46    Mapeley Ltd. (A)..................................      2,553
     441    Mears Group plc (A)...............................      2,874
     617    Meggitt plc (A)...................................      3,789
     483    Morgan Crucible Co. plc (A).......................      2,796
     446    Petrofac Ltd. (A).................................      3,989
     299    Redrow plc (A)....................................      3,046
     166    Rexam plc.........................................      1,663
     221    Slough Estates plc (A)............................      2,750
     462    Star Energy Group plc (A)(D)......................      2,201
     150    Ultra Electronics Holdings plc (A)................      3,253
     116    Vedanta Resources plc (A).........................      3,749
     680    Wolfson Microelectronics plc (A)(D)...............      4,121
     407    Workspace Group plc (A)...........................      3,247
                                                                ---------
                                                                   60,962
                                                                ---------
            UNITED STATES -- 0.6%
     412    Lancashire Holdings Ltd. (A)(D)...................      2,821
                                                                ---------
            Total common stock
              (cost $423,848).................................  $ 478,110
                                                                ---------
PRINCIPAL
 AMOUNT
---------
 SHORT-TERM INVESTMENTS -- 23.2%
            REPURCHASE AGREEMENTS -- 0.5%
            Banc of America Securities Joint Repurchase
              Agreement (maturing on 07/02/2007 in the amount
              of $3, collateralized by U.S. Treasury Note,
              12.00%, 2013, value of $3)
$      3      4.25% dated 07/02/2007..........................  $       3
            Banc of America Securities TriParty Joint
              Repurchase Agreement (maturing on 07/02/2007 in
              the amount of $464, collateralized by FNMA,
              5.00%, 2035, value of $473)
     464      5.36% dated 07/02/2007..........................        464

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

PRINCIPAL                                                        MARKET
 AMOUNT                                                         VALUE (W)
---------                                                       ---------
SHORT-TERM INVESTMENTS -- (CONTINUED)
            REPURCHASE AGREEMENTS -- (CONTINUED)
            Deutsche Bank Securities TriParty Joint Repurchase
              Agreement (maturing on 07/02/2007 in the amount
              of $1,232, collateralized by FHLMC,
              4.50% -- 6.50%, 2019 -- 2037, value of $1,257)
$  1,232      5.36% dated 07/02/2007..........................  $   1,232
            UBS Securities, Inc. TriParty Joint Repurchase
              Agreement (maturing on 07/02/2007 in the amount
              of $762, collateralized by FNMA, 4.50% -- 6.50%,
              2020 -- 2037, value of $777)
     762      5.37% dated 07/02/2007..........................        762
                                                                ---------
                                                                    2,461
                                                                ---------
 SHARES
---------
            SECURITIES PURCHASED WITH PROCEEDS FROM SECURITY
            LENDING -- 22.7%
            CASH COLLATERAL REINVESTMENT FUND:
 109,541    Navigator Prime Portfolio.........................    109,541
                                                                ---------
            Total short-term investments
              (cost $112,002).................................  $ 112,002
                                                                ---------

            Total investments
              (cost $535,850) (C).............................  122.5%    $ 590,112
            Other assets and liabilities......................  (22.5)%    (108,506)
                                                                -----     ---------
            Total net assets..................................  100.0%    $ 481,606
                                                                =====     =========

Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 98.69% of total net assets at June 30, 2007.

  (C)At June 30, 2007, the cost of securities for federal income tax purposes was $536,797 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

      Unrealized Appreciation........................  $ 66,116
      Unrealized Depreciation........................   (12,801)
                                                       --------
      Net Unrealized Appreciation....................  $ 53,315
                                                       ========

 (A) The aggregate value of securities valued in good faith at fair value by, or under the direction of, the Funds' Board of Directors at June 30, 2007, was $417,614, which represents 86.71% of total net assets.

  (D)Currently non-income producing.

 (G) Security is partially on loan at June 30, 2007.

 (H) The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

      PERIOD
      ACQUIRED         SHARES/PAR               SECURITY               COST BASIS
      --------         ----------               --------               ----------
      03/2004-05/2004    3,088      Far East Pharmaceutical
                                    Technology Co., Ltd.                 $  445
      02/2006-12/2006    1,827      Shangri-La Asia Ltd.                  3,430

     The aggregate value of these securities at June 30, 2007 was $4,417 which represents 0.92% of total net assets.

  (W)See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

     FORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING AT JUNE 30, 2007

                                                                   UNREALIZED
                                 MARKET    CONTRACT   DELIVERY   APPRECIATION/
      DESCRIPTION                VALUE      AMOUNT      DATE     (DEPRECIATION)
      -----------               --------   --------   --------   --------------
      Australian Dollar (Buy)    $  485     $ 483     07/03/07        $ 2
      British Pound (Buy)           243       243     07/03/07         --
      Euro (Buy)                  1,914     1,903     07/02/07         11
      Euro (Sell)                   120       119     07/03/07         (1)
      Euro (Sell)                 1,212     1,212     07/05/07         --
      Hong Kong Dollar (Sell)       873       873     07/03/07         --
      Hong Kong Dollar (Buy)        319       319     07/06/07         --
      Japanese Yen (Sell)         1,429     1,428     07/05/07         (1)
      Norwegian Krone (Buy)         726       726     07/03/07         --
                                                                      ---
                                                                      $11
                                                                      ===

The accompanying notes are an integral part of these financial statements.

 HARTFORD INTERNATIONAL STOCK HLS FUND

 SCHEDULE OF INVESTMENTS
 JUNE 30, 2007 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                         VALUE (W)
---------                                                       ---------
 COMMON STOCK -- 98.9%
            BELGIUM -- 1.6%
     20     InBev N.V. +(G)...................................  $  1,555
                                                                --------
            BRAZIL -- 0.7%
      6     Petroleo Brasileiro S.A. ADR......................       679
                                                                --------
            FINLAND -- 1.9%
     69     Nokia Oyj +.......................................     1,929
                                                                --------
            FRANCE -- 11.8%
     22     Axa S.A. +(G).....................................       937
     12     BNP Paribas +(G)..................................     1,434
     31     Gaz de France +(G)................................     1,539
      6     Lafarge S.A. +....................................     1,133
      7     Renault S.A. +....................................     1,059
     32     Sanofi-Aventis S.A. +(G)..........................     2,563
     39     Total S.A. +(G)...................................     3,195
                                                                --------
                                                                  11,860
                                                                --------
            GERMANY -- 14.0%
     17     Adidas-Salomon AG +(G)............................     1,081
      7     Allianz SE-REG +(G)...............................     1,591
     20     Arcandor AG (D)(G)................................       679
     12     Continental AG +(G)...............................     1,624
     33     DaimlerChrysler AG +(G)...........................     3,062
     62     Deutsche Post Ag +'...............................     2,018
     10     E.On AG +.........................................     1,679
     16     Siemens AG +......................................     2,287
                                                                --------
                                                                  14,021
                                                                --------
            GREECE -- 1.5%
     27     National Bank of Greece +.........................     1,520
                                                                --------
            IRELAND -- 2.1%
     41     Bank of Ireland +.................................       830
     26     CRH plc +.........................................     1,267
                                                                --------
                                                                   2,097
                                                                --------
            ITALY -- 3.5%
     46     Ente Nazionale Idrocarburi S.p.A. +(G)............     1,659
    207     UniCredito Italiano S.p.A. +......................     1,852
                                                                --------
                                                                   3,511
                                                                --------
            JAPAN -- 14.9%
     35     Daito Trust Construction Co., Ltd. +(G)...........     1,686
     --     East Japan Railway Co. +..........................       855
     19     Hoya Corp. +(G)...................................       620
     --     Japan Tobacco, Inc. +.............................       936
      5     Keyence Corp. +(G)................................     1,180
     17     Nidec Corp. +(G)..................................       980
     85     Nomura Holdings, Inc. +(G)........................     1,641
     --     Sumitomo Mitsui Financial Group, Inc. +(G)........     1,827
    133     Sumitomo Trust & Banking Co., Ltd. +..............     1,267
     13     Takeda Pharmaceutical Co., Ltd. +.................       866
     38     THK Co., Ltd. +(G)................................       957
    233     Tokyo Gas Co., Ltd. +.............................     1,104
     10     Yamada Denki Co., Ltd. +(G).......................     1,060
                                                                --------
                                                                  14,979
                                                                --------

                                                                 MARKET
 SHARES                                                         VALUE (W)
---------                                                       ---------
            NETHERLANDS -- 2.7%
     17     Heineken N.V. +...................................  $  1,020
     38     TNT N.V. +........................................     1,716
                                                                --------
                                                                   2,736
                                                                --------
            NEW ZEALAND -- 0.9%
    261     Telecom Corp. of New Zealand Ltd. +(G)............       914
                                                                --------
            SINGAPORE -- 1.8%
    819     Singapore Telecommunications Ltd. +...............     1,822
                                                                --------
            SOUTH KOREA -- 1.0%
     12     Kookmin Bank ADR..................................     1,017
                                                                --------
            SPAIN -- 1.9%
     78     Banco Bilbao Vizcaya Argentaria S.A. +(G).........     1,910
                                                                --------
            SWEDEN -- 1.4%
    362     Telefonaktiebolaget LM Ericsson +.................     1,443
                                                                --------
            SWITZERLAND -- 8.7%
     26     Credit Suisse Group +.............................     1,865
      7     Nestle S.A. +.....................................     2,577
     61     Novartis AG +.....................................     3,404
      3     Zurich Financial Services AG +....................       938
                                                                --------
                                                                   8,784
                                                                --------
            TURKEY -- 1.5%
     87     Turkcell Iletisim Hizmetleri A.S. ADR.............     1,450
                                                                --------
            UNITED KINGDOM -- 27.0%
    211     BAE Systems plc +.................................     1,706
     68     Barclays plc +....................................       952
    185     BP plc +..........................................     2,232
     46     British American Tobacco plc +....................     1,552
     85     Diageo Capital plc +..............................     1,761
    193     Friends Provident plc +...........................       691
     83     GlaxoSmithKline plc +.............................     2,162
     52     HSBC Holdings plc +...............................       959
     32     Imperial Tobacco Group plc +......................     1,473
    256     ITV plc +.........................................       585
    194     Kingfisher plc +..................................       880
    121     Lloyds TSB Group plc +............................     1,347
     53     National Grid plc +...............................       787
     60     Northern Rock plc +...............................     1,038
    390     Old Mutual plc +..................................     1,316
     26     Reckitt Benckiser plc +...........................     1,435
    162     Tesco plc +.......................................     1,359
     47     Unilever plc +....................................     1,531
  1,008     Vodafone Group plc +..............................     3,378
                                                                --------
                                                                  27,144
                                                                --------
            Total common stock
              (cost $82,527)..................................  $ 99,371
                                                                --------

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

PRINCIPAL                                                       MARKET
AMOUNT                                                          VALUE (W)
---------                                                       ---------
 SHORT-TERM INVESTMENTS -- 19.2%
            FINANCE -- 1.8%
 $1,843     State Street Bank Money Market Fund...............  $  1,843
                                                                --------
SHARES
---------
            SECURITIES PURCHASED WITH PROCEEDS FROM SECURITY
            LENDING -- 17.4%
            CASH COLLATERAL REINVESTMENT FUND:
 17,449     Navigator Prime Portfolio.........................    17,449
                                                                --------
            Total short-term investments
              (cost $19,292)..................................  $ 19,292
                                                                --------

            Total investments
              (cost $101,819) (C).............................  118.1%    $118,663
            Other assets and liabilities......................  (18.1)%    (18,167)
                                                                -----     --------
            Total net assets..................................  100.0%    $100,496
                                                                =====     ========

Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 98.88% of total net assets at June 30, 2007.

  (C)At June 30, 2007, the cost of securities for federal income tax purposes was $101,871 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

      Unrealized Appreciation.........................  $18,778
      Unrealized Depreciation.........................   (1,986)
                                                        -------
      Net Unrealized Appreciation.....................  $16,792
                                                        =======

  + The aggregate value of securities valued in good faith at fair value by, or under the direction of, the Funds' Board of Directors at June 30, 2007, was $95,546, which represents 95.07% of total net assets.

  (D)Currently non-income producing.

 (G) Security is partially on loan at June 30, 2007.

 ' Securities exempt from registration under Regulation D of the Securities Act of 1933. These securities are determined to be liquid. At June 30, 2007, the market value of these securities was $2,018, which represents 2.01% of total net assets.

  (W)See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

 HARTFORD LARGECAP GROWTH HLS FUND (FORMERLY HARTFORD BLUE CHIP STOCK HLS FUND)

 SCHEDULE OF INVESTMENTS
 JUNE 30, 2007 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                         VALUE (W)
---------                                                       ---------
 COMMON STOCK -- 99.7%
            BASIC MATERIALS -- 2.1%
     23     E.I. DuPont de Nemours & Co. .....................  $  1,159
     24     Freeport-McMoRan Copper & Gold, Inc. .............     1,996
     16     Kimberly-Clark Corp. .............................     1,064
                                                                --------
                                                                   4,219
                                                                --------
            CAPITAL GOODS -- 7.0%
     61     Applied Materials, Inc. ..........................     1,216
     24     Boeing Co. .......................................     2,346
     23     Caterpillar, Inc. ................................     1,817
     29     Honeywell International, Inc. ....................     1,649
     33     Lam Research Corp. (D)............................     1,706
     12     National Oilwell Varco, Inc. (D)..................     1,230
     58     Novellus Systems, Inc. (D)........................     1,643
    123     Teradyne, Inc. (D)(G).............................     2,169
                                                                --------
                                                                  13,776
                                                                --------
            CONSUMER CYCLICAL -- 15.8%
     25     Altria Group, Inc. ...............................     1,760
     23     Amazon.com, Inc. (D)(G)...........................     1,560
     12     AutoZone, Inc. (D)................................     1,612
     90     Big Lots, Inc. (D)................................     2,657
     36     Coach, Inc. (D)...................................     1,696
     24     Dollar Tree Stores, Inc. (D)......................     1,032
     40     eBay, Inc. (D)....................................     1,277
     34     GameStop Corp. Class A (D)........................     1,345
     40     Kohl's Corp. (D)..................................     2,806
     20     NIKE, Inc. Class B................................     1,172
     42     Nordstrom, Inc. ..................................     2,147
      3     NVR, Inc. (D)(G)..................................     2,121
     15     Paccar, Inc. .....................................     1,306
     12     Polo Ralph Lauren Corp. ..........................     1,148
    101     RadioShack Corp. (G)..............................     3,347
     43     Ross Stores, Inc. ................................     1,309
     20     Target Corp. .....................................     1,285
     57     TJX Cos., Inc. ...................................     1,556
                                                                --------
                                                                  31,136
                                                                --------
            CONSUMER STAPLES -- 3.6%
     23     Coca-Cola Co. ....................................     1,182
     26     Kellogg Co. ......................................     1,347
     23     PepsiCo, Inc. ....................................     1,482
     20     Procter & Gamble Co. .............................     1,235
     34     UST, Inc. (G).....................................     1,805
                                                                --------
                                                                   7,051
                                                                --------
            ENERGY -- 1.8%
     22     Exxon Mobil Corp. ................................     1,824
     51     Halliburton Co. ..................................     1,765
                                                                --------
                                                                   3,589
                                                                --------
            FINANCE -- 14.4%
     37     Aetna, Inc. ......................................     1,833
     14     Affiliated Managers Group, Inc. (D)(G)............     1,764
     22     Aflac, Inc. ......................................     1,121
     23     American Express Co. .............................     1,425
     70     Charles Schwab Corp. .............................     1,446
     40     Eaton Vance Corp. ................................     1,772
     12     Franklin Resources, Inc. .........................     1,550
      7     Goldman Sachs Group, Inc. ........................     1,420

                                                                 MARKET
 SHARES                                                         VALUE (W)
---------                                                       ---------
            FINANCE -- (CONTINUED)
     55     Humana, Inc. (D)..................................  $  3,374
     15     IntercontinentalExchange, Inc. (D)................     2,262
     20     Medco Health Solutions, Inc. (D)..................     1,521
     41     Philadelphia Consolidated Holding Corp. (D).......     1,693
     23     Taubman Centers, Inc. ............................     1,121
     45     UnitedHealth Group, Inc. .........................     2,276
     30     Wellcare Health Plans, Inc. (D)...................     2,733
     15     Wellpoint, Inc. (D)...............................     1,197
                                                                --------
                                                                  28,508
                                                                --------
            HEALTH CARE -- 14.3%
     29     Abbott Laboratories...............................     1,532
     19     Allergan, Inc. ...................................     1,118
     37     Amgen, Inc. (D)...................................     2,068
     28     Barr Pharmaceuticals, Inc. (D)....................     1,406
     21     Baxter International, Inc. .......................     1,178
     23     Biogen Idec, Inc. (D).............................     1,214
     43     Coventry Health Care, Inc. (D)....................     2,479
     20     Eli Lilly & Co. ..................................     1,140
     75     Endo Pharmaceuticals Holdings, Inc. (D)...........     2,550
     43     Forest Laboratories, Inc. (D).....................     1,981
     36     McKesson Corp. ...................................     2,141
     31     Merck & Co., Inc. ................................     1,529
     26     Monsanto Co. .....................................     1,783
     39     NBTY, Inc. (D)....................................     1,668
     41     Schering-Plough Corp. ............................     1,252
     54     Watson Pharmaceuticals, Inc. (D)..................     1,757
     24     Wyeth.............................................     1,370
                                                                --------
                                                                  28,166
                                                                --------
            SERVICES -- 9.1%
     40     Accenture Ltd. Class A............................     1,694
     23     Apollo Group, Inc. Class A (D)....................     1,326
      3     Citadel Broadcasting Corp. .......................        23
     46     Comcast Corp. Class A (D).........................     1,289
     69     DirecTV Group, Inc. (D)...........................     1,588
     28     EchoStar Communications Corp. Class A (D).........     1,201
     38     Electronic Data Systems Corp. ....................     1,048
     23     Express Scripts, Inc. (D).........................     1,160
     28     Moody's Corp. ....................................     1,723
     77     News Corp. Class A................................     1,635
    328     Novell, Inc. (D)..................................     2,556
     21     Omnicom Group, Inc. ..............................     1,117
     46     Walt Disney Co. ..................................     1,553
                                                                --------
                                                                  17,913
                                                                --------
            TECHNOLOGY -- 28.3%
     25     Adobe Systems, Inc. (D)...........................     1,004
     62     Altera Corp. .....................................     1,379
     25     Apple, Inc. (D)...................................     3,057
     82     BMC Software, Inc. (D)............................     2,485
     47     CA, Inc. .........................................     1,206
    166     Cisco Systems, Inc. (D)...........................     4,626
    108     Citizens Communications Co. (G)...................     1,645
     19     Danaher Corp. ....................................     1,397
     40     Dell, Inc. (D)....................................     1,151
     48     Dolby Laboratories, Inc. Class A (D)..............     1,703
     82     EMC Corp. (D).....................................     1,486
      3     Google, Inc. (D)..................................     1,780
     82     Hewlett-Packard Co. ..............................     3,659

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                         VALUE (W)
---------                                                       ---------
COMMON STOCK -- (CONTINUED)
            TECHNOLOGY -- (CONTINUED)
     97     Intel Corp. ......................................  $  2,298
     31     International Business Machines Corp. (G).........     3,300
     39     Intuit, Inc. (D)..................................     1,182
     29     Lexmark International, Inc. (D)...................     1,410
     22     Lockheed Martin Corp. ............................     2,033
     34     McAfee, Inc. (D)..................................     1,190
     29     MEMC Electronic Materials, Inc. (D)...............     1,760
     33     Microchip Technology, Inc. .......................     1,222
    118     Microsoft Corp. ..................................     3,473
     55     Network Appliance, Inc. (D).......................     1,600
    153     Oracle Corp. (D)..................................     3,020
     36     Qualcomm, Inc. ...................................     1,579
     31     Raytheon Co. .....................................     1,681
     87     Symantec Corp. (D)................................     1,755
     53     VeriSign, Inc. (D)................................     1,672
                                                                --------
                                                                  55,753
                                                                --------
            TRANSPORTATION -- 2.0%
     51     AMR Corp. (D)(G)..................................     1,331
     46     Continental Airlines, Inc. (D)(G).................     1,565
     23     Landstar System, Inc. ............................     1,085
                                                                --------
                                                                   3,981
                                                                --------
            UTILITIES -- 1.3%
     62     AES Corp. (D).....................................     1,352
     17     Exelon Corp. .....................................     1,242
                                                                --------
                                                                   2,594
                                                                --------
            Total common stock
              (cost $180,459).................................  $196,686
                                                                --------
PRINCIPAL
AMOUNT
---------
 SHORT-TERM INVESTMENTS -- 8.2%
            REPURCHASE AGREEMENTS -- 0.3%
 $  192     BNP Paribas Securities Corp. Repurchase Agreement
              (maturing on 07/02/2007 in the amount of $192,
              collateralized by U.S. Treasury Bonds,
              7.13%-8.75%, 2020 -- 2023, value of $197)
              4.35% dated 07/02/2007..........................  $    192
    219     RBS Greenwich Capital Markets Repurchase Agreement
              (maturing on 07/02/2007 in the amount of $219,
              collateralized by U.S. Treasury Note,
              4.50%, 2010, value of $224)
              4.35% dated 07/02/2007..........................       219
    192     UBS Securities, Inc. Repurchase Agreement
              (maturing on 07/02/2007 in the amount of $192,
              collateralized by U.S. Treasury Note,
              8.75%, 2017, value of $197)
              4.40% dated 07/02/2007..........................       192
                                                                --------
                                                                     603
                                                                --------
                                                                MARKET
SHARES                                                          VALUE (W)
---------                                                       ---------
            SECURITIES PURCHASED WITH PROCEEDS FROM SECURITY
            LENDING -- 7.9%
            CASH COLLATERAL REINVESTMENT FUND:
 11,203     Navigator Prime Portfolio.........................  $ 11,203
                                                                --------
PRINCIPAL
AMOUNT
---------
            U.S. TREASURY SECURITIES:
            U.S. Treasury Bond
 $    1     2.00%, 01/15/2026.................................  $     --
            U.S. Treasury Bond
    449     2.38%, 01/15/2025 -- 01/15/2027...................       478
    531     3.63%, 04/15/2028.................................       792
     22     3.88%, 04/15/2029.................................        33
            U.S. Treasury Note
    281     0.88%, 04/15/2010.................................       292
     26     1.63%, 01/15/2015.................................        27
  1,894     1.88%, 07/15/2013 -- 07/15/2015...................     2,036
    603     2.00%, 04/15/2012 -- 01/15/2016...................       602
     34     2.38%, 04/15/2011.................................        35
      6     2.50%, 07/15/2016.................................         6
      6     3.50%, 01/15/2011.................................         8
                                                                --------
                                                                   4,309
                                                                --------
                                                                  15,512
                                                                --------
            Total short-term investments
              (cost $16,115)..................................  $ 16,115
                                                                --------

            Total investments
              (cost $196,574) (C).............................  107.9%    $212,801
            Other assets and liabilities......................   (7.9)%    (15,609)
                                                                -----     --------
            Total net assets..................................  100.0%    $197,192
                                                                =====     ========

Note: Percentage of investments as shown is the ratio of the total market value to total net assets.

  (C)At June 30, 2007, the cost of securities for federal income tax purposes was $196,993 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

      Unrealized Appreciation.........................  $19,301
      Unrealized Depreciation.........................   (3,493)
                                                        -------
      Net Unrealized Appreciation.....................  $15,808
                                                        =======

  (D)Currently non-income producing.

 (G) Security is partially on loan at June 30, 2007.

  (W)See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

 HARTFORD MIDCAP GROWTH HLS FUND

 SCHEDULE OF INVESTMENTS
 JUNE 30, 2007 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                         VALUE (W)
---------                                                       ---------
 COMMON STOCK -- 99.3%
            BASIC MATERIALS -- 4.9%
      2     Air Products and Chemicals, Inc. H................  $    153
      5     Airgas, Inc. .....................................       221
      3     Ball Corp. .......................................       165
      7     Cabot Corp. ......................................       338
     10     Celanese Corp. H..................................       399
      5     Church & Dwight Co., Inc. H.......................       257
     10     Goodyear Tire & Rubber Co. (D)H...................       358
      3     International Flavors & Fragrances, Inc. H........       141
      6     Packaging Corp. of America........................       139
      1     Precision Castparts Corp. ........................       180
      5     Rohm & Haas Co. H.................................       251
      7     Sealed Air Corp. H................................       226
                                                                --------
                                                                   2,828
                                                                --------
            CAPITAL GOODS -- 5.4%
      3     Cummins, Inc. H...................................       263
      5     IDEX Corp. .......................................       189
      7     Joy Global, Inc. .................................       379
      5     KLA-Tencor Corp. H................................       269
      5     Manitowoc Co., Inc. ..............................       434
      3     National Oilwell Varco, Inc. (D)..................       281
      7     Novellus Systems, Inc. (D)H.......................       190
      6     Pall Corp. H......................................       294
      3     Rockwell Automation, Inc. H.......................       226
     19     Teradyne, Inc. (D)H...............................       336
      3     Terex Corp. (D)...................................       224
                                                                --------
                                                                   3,085
                                                                --------
            CONSUMER CYCLICAL -- 18.0%
      6     American Eagle Outfitters, Inc. H.................       141
      3     AutoZone, Inc. (D)H...............................       342
     10     Avnet, Inc. (D)H..................................       385
     23     Big Lots, Inc. (D)................................       688
     15     CarMax, Inc. (D)H.................................       375
      9     Coach, Inc. (D)...................................       431
      4     Cytyc Corp. (D)H..................................       177
      6     Dick's Sporting Goods, Inc. (D)H..................       346
     17     Dollar Tree Stores, Inc. (D)......................       719
      8     Family Dollar Stores, Inc. H......................       271
     14     GameStop Corp. Class A (D)H.......................       547
      4     J. C. Penney Co., Inc. ...........................       261
      3     MSC Industrial Direct Co., Inc. ..................       149
     12     Nalco Holding Co. H...............................       318
     15     Newell Rubbermaid, Inc. ..........................       450
     10     Nordstrom, Inc. ..................................       527
      1     NVR, Inc. (D)H....................................       541
      8     PetSmart, Inc. ...................................       269
      3     Polo Ralph Lauren Corp. H.........................       299
     25     RadioShack Corp. H................................       829
     11     Reliance Steel & Aluminum.........................       596
     11     Ross Stores, Inc. H...............................       345
      9     Scotts Miracle-Gro Co. Class A H..................       369

                                                                 MARKET
 SHARES                                                         VALUE (W)
---------                                                       ---------
            CONSUMER CYCLICAL -- (CONTINUED)
      5     Sherwin-Williams Co. .............................  $    299
      4     Tiffany & Co. H...................................       191
      8     TJX Cos., Inc. ...................................       220
      8     Yum! Brands, Inc. ................................       249
                                                                --------
                                                                  10,334
                                                                --------
            CONSUMER STAPLES -- 2.6%
      6     Avon Products, Inc. ..............................       206
      6     Campbell Soup Co. ................................       241
      7     H.J. Heinz Co. ...................................       342
      9     UST, Inc. H.......................................       491
      4     William Wrigley, Jr. Co. H........................       199
                                                                --------
                                                                   1,479
                                                                --------
            ENERGY -- 8.6%
     20     Chesapeake Energy Corp. ..........................       675
      5     ENSCO International, Inc. H.......................       284
      6     Frontier Oil Corp. H..............................       258
      8     Global Industries (D).............................       209
      7     Helix Energy Solutions Group, Inc. (D)H...........       271
     12     Pride International, Inc. (D).....................       465
      8     Rowan Companies, Inc. H...........................       307
      4     Sunoco, Inc. .....................................       343
     13     Tesoro Corp. .....................................       714
      3     Tidewater, Inc. H.................................       177
      7     Unit Corp. (D)....................................       466
     14     W&T Offshore, Inc. H..............................       397
     11     Williams Cos., Inc. ..............................       335
                                                                --------
                                                                   4,901
                                                                --------
            FINANCE -- 15.1%
      1     Affiliated Managers Group, Inc. (D)H..............       184
     11     CB Richard Ellis Group, Inc. Class A (D)H.........       391
      6     Covanta Holding Corp. (D)H........................       146
     11     Eaton Vance Corp. H...............................       490
      4     Federal Realty Investment Trust H.................       278
      6     Federated Investors, Inc. ........................       230
     10     First Marblehead Corp. H..........................       379
      3     General Growth Properties, Inc. ..................       159
      4     Health Net, Inc. (D)..............................       185
     14     Humana, Inc. (D)..................................       838
      4     IntercontinentalExchange, Inc. (D)................       544
      3     Jones Lang LaSalle, Inc. H........................       307
      5     Macerich Co. H....................................       383
      3     Mastercard, Inc. H................................       426
      5     Nuveen Investments, Inc. Class A H................       329
      2     Nymex Holdings, Inc. H............................       206
      9     Philadelphia Consolidated Holding Corp. (D).......       355
      2     Public Storage, Inc. H............................       188
      6     T. Rowe Price Group, Inc. ........................       317
      9     Taubman Centers, Inc. H...........................       456
     10     Ventas, Inc. H....................................       366
      7     Weingarten Realty Investments H...................       271
     13     Wellcare Health Plans, Inc. (D)...................     1,190
                                                                --------
                                                                   8,618
                                                                --------

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                         VALUE (W)
---------                                                       ---------
COMMON STOCK -- (CONTINUED)
            HEALTH CARE -- 6.9%
      7     Amerisource Bergen Corp. H........................  $    346
      5     Barr Pharmaceuticals, Inc. (D)H...................       246
     10     Coventry Health Care, Inc. (D)....................       548
      4     Edwards Lifesciences Corp. (D)H...................       178
     18     Endo Pharmaceuticals Holdings, Inc. (D)...........       599
      9     Forest Laboratories, Inc. (D).....................       425
      5     Hospira, Inc. (D).................................       183
     20     ImClone Systems, Inc. (D)H........................       697
      4     Kinetic Concepts, Inc. (D)H.......................       203
      2     Laboratory Corp. of America Holdings (D)H.........       156
     11     Mylan Laboratories, Inc. H........................       198
      4     Sepracor, Inc. (D)................................       152
                                                                --------
                                                                   3,931
                                                                --------
            SERVICES -- 13.8%
      6     Autodesk, Inc. (D)................................       278
     33     Avaya, Inc. (D)...................................       559
      7     Clear Channel Outdoor Holdings, Inc. (D)H.........       187
      4     Cognizant Technology Solutions Corp. (D)H.........       263
      4     Corrections Corp. of America (D)H.................       262
      8     CTC Media Inc. (D)H...............................       203
      6     Discovery Holding Co. (D).........................       138
      5     Dow Jones & Co., Inc. ............................       279
      7     DreamWorks Animation SKG, Inc. (D)H...............       187
      4     DST Systems, Inc. (D)H............................       321
      6     EchoStar Communications Corp. Class A (D).........       238
     21     Electronic Data Systems Corp. ....................       588
      4     Equifax, Inc. (D).................................       164
      6     Express Scripts, Inc. (D)H........................       320
      6     Factset Research Systems, Inc. H..................       390
      5     Harsco Corp. .....................................       276
      6     Hilton Hotels Corp. ..............................       211
      2     ITT Educational Services, Inc. (D)H...............       244
      3     Lamar Advertising Co. H...........................       188
      6     Liberty Global, Inc. (D)H.........................       250
      9     Liberty Media -- Interactive A (D)................       205
      5     Paychex, Inc. H...................................       196
      4     Pediatrix Medical Group, Inc. (D).................       196
      7     Regal Entertainment Group H.......................       145
     15     SEI Investments Co. ..............................       430
      8     Stericycle, Inc. (D)..............................       338
      6     Synopsys, Inc. (D)................................       166
     14     URS Corp. (D).....................................       680
                                                                --------
                                                                   7,902
                                                                --------
            TECHNOLOGY -- 20.6%
      8     Activision, Inc. (D)..............................       153
     20     Altera Corp. H....................................       449
      7     American Tower Corp. Class A (D)H.................       277
      5     AMETEK, Inc. .....................................       202
      7     Amphenol Corp. Class A H..........................       232
     18     AVX Corp. H.......................................       296
     17     BMC Software, Inc. (D)............................       500

                                                                 MARKET
 SHARES                                                         VALUE (W)
---------                                                       ---------
            TECHNOLOGY -- (CONTINUED)
     19     CA, Inc. H........................................  $    478
      4     Dentsply International, Inc. H....................       168
     14     Dolby Laboratories, Inc. Class A (D)..............       482
      3     Fidelity National Information Services, Inc. .....       185
      3     Harris Corp. .....................................       175
      5     IAC/Interactive Corp. (D)H........................       183
      9     Intuit, Inc. (D)H.................................       265
     13     Juniper Networks, Inc. (D)H.......................       335
      3     L-3 Communications Holdings, Inc. H...............       244
      5     Lexmark International, Inc. (D)H..................       259
      5     McAfee, Inc. (D)..................................       165
     14     MEMC Electronic Materials, Inc. (D)H..............       871
      4     Mettler-Toledo International, Inc. (D)............       339
      8     Microchip Technology, Inc. .......................       289
     14     National Semiconductor Corp. H....................       407
      7     NCR Corp. (D).....................................       352
      6     Network Appliance, Inc. (D).......................       187
      4     Rockwell Collins, Inc. H..........................       293
      8     SanDisk Corp. (D)H................................       377
      7     SBA Communications Corp. (D)H.....................       228
     14     Telephone and Data Systems, Inc. .................       857
     12     Total System Services, Inc. H.....................       354
     10     Trimble Navigation Ltd. (D)H......................       325
      6     U.S. Cellular Corp. (D)...........................       584
      7     VeriSign, Inc. (D)................................       232
      9     Waters Corp. (D)..................................       511
      6     WebMD Health Corp. (D)H...........................       282
      9     Xilinx, Inc. H....................................       252
                                                                --------
                                                                  11,788
                                                                --------
            TRANSPORTATION -- 1.2%
      5     Continental Airlines, Inc. (D)H...................       152
      4     CSX Corp. ........................................       162
      3     Harley-Davidson, Inc. H...........................       197
      5     Kansas City Southern (D)H.........................       177
                                                                --------
                                                                     688
                                                                --------
            UTILITIES -- 2.2%
      5     Constellation Energy Group, Inc. H................       414
     15     NRG Energy, Inc. (D)H.............................       615
     14     Sierra Pacific Resources (D)......................       243
                                                                --------
                                                                   1,272
                                                                --------
            Total common stock
              (cost $54,658)..................................  $ 56,826
                                                                --------
EXCHANGE TRADED FUNDS -- 0.7%
            FINANCE -- 0.7%
      3     iShares Russell Midcap Growth H...................  $    382
                                                                --------
            Total exchange traded funds
              (cost $389).....................................  $    382
                                                                --------
            Total long-term investments
              (cost $55,047)..................................  $ 57,208
                                                                --------

The accompanying notes are an integral part of these financial statements.

 HARTFORD MIDCAP GROWTH HLS FUND

 JUNE 30, 2007 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

PRINCIPAL                                                       MARKET
AMOUNT                                                          VALUE (W)
---------                                                       ---------
 SHORT-TERM INVESTMENTS -- 32.4%
            REPURCHASE AGREEMENTS -- 3.7%
 $  672     BNP Paribas Securities Corp. Repurchase Agreement
              (maturing on 07/02/2007 in the amount of $672,
              collateralized by U.S. Treasury Bonds,
              7.13%-8.75%, 2020 -- 2023, value of $689)
              4.35% dated 07/02/2007..........................  $    672
    763     RBS Greenwich Capital Markets Repurchase Agreement
              (maturing on 07/02/2007 in the amount of $763,
              collateralized by U.S. Treasury Note,
              4.50%, 2010, value of $781)
              4.35% dated 07/02/2007..........................       763
    672     UBS Securities, Inc. Repurchase Agreement
              (maturing on 07/02/2007 in the amount of $672,
              collateralized by U.S. Treasury Note,
              8.75%, 2017, value of $688)
              4.40% dated 07/02/2007..........................       672
                                                                --------
                                                                   2,107
                                                                --------
SHARES
---------
            SECURITIES PURCHASED WITH PROCEEDS FROM SECURITY
            LENDING -- 28.3%
            CASH COLLATERAL REINVESTMENT FUND:
 15,492     Navigator Prime Portfolio.........................    15,492
                                                                --------
PRINCIPAL
AMOUNT
---------
            U.S. TREASURY SECURITIES:
            U.S. Treasury Bond
 $   24     2.00%, 01/15/2026.................................        23
     68     2.38%, 01/15/2025.................................        73
     55     3.63%, 04/15/2028.................................        82
      8     3.88%, 04/15/2029.................................        12
            U.S. Treasury Note
     85     0.88%, 04/15/2010.................................        88
      1     1.63%, 01/15/2015.................................         2
     33     1.88%, 07/15/2013 -- 07/15/2015...................        35
     --     2.00%, 04/15/2012 -- 01/15/2016...................        --
    279     2.38%, 04/15/2011 -- 01/15/2017...................       287
    127     2.50%, 07/15/2016.................................       126
     --     3.00%, 07/15/2012.................................        --
     --     3.50%, 01/15/2011.................................        --
                                                                --------
                                                                     728
                                                                --------
                                                                  16,220
                                                                --------

PRINCIPAL                                                        MARKET
 AMOUNT                                                         VALUE (W)
---------                                                       ---------
            U.S. TREASURY BILLS -- 0.4%
 $  250     4.72%, 09/20/2007 (M).............................  $    247
                                                                --------
            Total short-term investments
              (cost $18,574)..................................  $ 18,574
                                                                --------

            Total investments
              (cost $73,621) (C)..............................  132.4%    $ 75,782
            Other assets and liabilities......................  (32.4)%    (18,555)
                                                                -----     --------
            Total net assets..................................  100.0%    $ 57,227
                                                                =====     ========

Note: Percentage of investments as shown is the ratio of the total market value to total net assets.

  (C)At June 30, 2007, the cost of securities for federal income tax purposes was $73,632 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

      Unrealized Appreciation.........................  $ 3,717
      Unrealized Depreciation.........................   (1,567)
                                                        -------
      Net Unrealized Appreciation.....................  $ 2,150
                                                        =======

  (D)Currently non-income producing.

 (G) Security is partially on loan at June 30, 2007.

 (M) The interest rate disclosed for these securities represents the effective yield on the date of acquisition.

  (W)See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

 HARTFORD MONEY MARKET HLS FUND

 SCHEDULE OF INVESTMENTS
 JUNE 30, 2007 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

PRINCIPAL                                                         MARKET
 AMOUNT                                                         VALUE (W)
---------                                                       ----------
 SHORT-TERM INVESTMENTS -- 100.0%
            CONSUMER STAPLES -- 1.0%
            Alcoa, Inc.
 $21,900    5.27%, 07/11/2007.................................  $   21,868
                                                                ----------
            FINANCE -- 99.0%
            Alliance & Leicester plc
  26,800      5.30%, 11/06/2007...............................      26,310
  27,400      5.32%, 11/06/2007...............................      26,891
            American Express Credit Corp.
  25,000      5.26%, 07/05/2007...............................      24,985
  27,300      5.27%, 08/27/2007...............................      27,074
            American General Finance Corp.
  27,350      5.26%, 09/11/2007...............................      27,065
  26,500      5.30%, 07/10/2007...............................      26,465
  13,200      5.48%, 01/18/2008 (L)...........................      13,209
            American Honda Finance Corp.
  22,460      5.33%, 07/02/2007...............................      22,457
  52,800      5.33%, 08/08/2007 -- 05/12/2008 (I)(L)..........      52,800
            Amsterdam Funding Corp.
  35,200      5.27%, 07/18/2007...............................      35,113
  35,200      5.28%, 08/07/2007...............................      35,010
            Bank of America Corp.
  24,500      5.23%, 07/20/2007...............................      24,432
  25,450      5.28%, 09/19/2007...............................      25,155
  26,500      5.42%, 11/08/2007 (L)...........................      26,500
            Barton Capital Corp.
  35,200      5.27%, 07/12/2007...............................      35,143
  37,200      5.29%, 08/03/2007...............................      37,021
            Bear Stearns & Co., Inc.
  26,600      5.29%, 07/10/2007...............................      26,565
  22,000      5.31%, 07/11/2008 (L)...........................      22,000
            Bradford & Bingley plc
  23,000      5.28%, 09/04/2007...............................      22,784
  21,800      5.31%, 10/22/2007...............................      21,450
            Britannia Building Society
  22,850      5.27%, 08/02/2007...............................      22,745
            Cafco LLC
  33,250      5.25%, 07/24/2007...............................      33,139
  37,100      5.27%, 07/24/2007...............................      36,975
            Caterpillar Financial Services Corp.
  44,000      5.37%, 07/27/2007 (L)...........................      44,001
            Citibank NA
  30,600      5.32%, 09/21/2007...............................      30,600
            Citigroup Funding, Inc.
  23,000      5.26%, 08/27/2007...............................      22,810
  25,450      5.28%, 09/12/2007...............................      25,181
            Countrywide Financial Corp.
  25,600      5.40%, 07/09/2007...............................      25,569
  26,500      5.42%, 07/02/2007...............................      26,496
            Danske Bank
  29,750      5.26%, 09/10/2007...............................      29,444
  22,000      5.29%, 07/18/2008 (I)(L)........................      22,000
            General Electric Capital Corp.
  28,500      5.27%, 09/21/2007...............................      28,162
  29,000      5.28%, 09/26/2007...............................      28,635
  19,400      5.28%, 07/23/2008 (L)...........................      19,400

PRINCIPAL                                                         MARKET
 AMOUNT                                                         VALUE (W)
---------                                                       ----------
            FINANCE -- (CONTINUED)
            Goldman Sachs Group, Inc.
 $26,330      5.23%, 07/26/2007...............................  $   26,235
  24,000      5.24%, 07/13/2007...............................      23,958
            HBOS Treasury Services plc
  26,440      5.31%, 07/08/2008 (I)(L)........................      26,437
            HSBC Finance Corp.
  29,300      5.26%, 08/20/2007...............................      29,088
  22,500      5.33%, 07/03/2008 (L)...........................      22,500
            JP Morgan Chase & Co.
  26,200      5.29%, 07/02/2008 (L)...........................      26,200
            Lehman Brothers Holdings, Inc.
  22,000      5.35%, 06/27/2008 (L)...........................      22,000
            Merrill Lynch & Co., Inc.
  24,000      5.29%, 07/27/2007 (L)...........................      24,000
  22,000      5.30%, 07/23/2008 (L)...........................      22,000
  29,000      5.48%, 06/26/2008 (L)...........................      29,014
            Morgan Stanley Dean Witter, Inc.
  20,000      5.38%, 11/29/2007 (L)...........................      20,000
  51,600      5.45%, 08/30/2007 -- 03/24/2008 (L).............      51,604
            Nationwide Building Society
  26,300      5.27%, 08/10/2007 (I)...........................      26,147
            Nordea Bank Ab
  21,700      5.31%, 07/08/2008 (I)(L)........................      21,700
            Nordea North America
  31,100      5.24%, 07/06/2007...............................      31,077
            Northern Rock plc
  25,900      5.25%, 07/11/2007...............................      25,862
  26,300      5.27%, 08/10/2007...............................      26,147
            Old Line Funding LLC
  34,200      5.24%, 07/06/2007...............................      34,175
  34,700      5.27%, 08/17/2007 (I)...........................      34,463
            Sheffield Receivables
  36,200      5.35%, 07/09/2007...............................      36,157
            Skandinaviska Enskilda Bank NY
  22,030      5.28%, 07/19/2007 (I)(L)........................      22,069
  21,600      5.32%, 07/08/2008 (I)(L)........................      21,600
            Svenska Handelsbanken Ab
  27,250      5.25%, 08/06/2007...............................      27,108
  22,000      5.29%, 07/11/2008 (I)(L)........................      22,000
            Swedbank
  26,300      5.26%, 08/09/2007...............................      26,151
  26,400      5.28%, 08/22/2007...............................      26,200
  26,300      5.34%, 10/25/2007...............................      25,855
            Toyota Motor Credit Corp.
  19,500      5.23%, 07/25/2007...............................      19,432
  53,000      5.35%, 09/24/2007 (L)...........................      53,000
            Triple A-1 Funding
  35,200      5.27%, 07/12/2007...............................      35,143
  36,200      5.28%, 07/11/2007...............................      36,147
            UBS Finance LLC
  23,000      5.23%, 08/06/2007...............................      22,880
  47,950      5.25%, 07/23/2007 -- 08/30/2007.................      47,672
   5,279      5.35%, 07/02/2007...............................       5,278
            Unilever Capital Corp.
  22,000      5.31%, 07/11/2008 (I)(L)........................      22,000

The accompanying notes are an integral part of these financial statements.

 HARTFORD MONEY MARKET HLS FUND

 JUNE 30, 2007 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

PRINCIPAL                                                         MARKET
 AMOUNT                                                         VALUE (W)
---------                                                       ----------
SHORT-TERM INVESTMENTS -- (CONTINUED)
            FINANCE -- (CONTINUED)
            Wachovia Bank NA
 $26,400      5.31%, 09/28/2007 (L)...........................  $   26,402
            Washington Mutual Bank FA
  23,600      5.30%, 08/01/2007...............................      23,600
  24,680      5.34%, 08/24/2007 (L)...........................      24,680
            Wells Fargo & Co.
  22,000      5.28%, 07/17/2008 (L)...........................      22,000
            Wells Fargo Bank NA
  25,000      5.28%, 07/02/2007...............................      25,000
            Westpac Banking Corp.
  23,800      5.23%, 08/02/2007 (I)...........................      23,691
  21,600      5.31%, 07/15/2008 (I)(L)........................      21,600
            Yorktown Capital
  34,250      5.26%, 07/16/2007...............................      34,175
  37,700      5.30%, 07/31/2007...............................      37,534
                                                                ----------
                                                                 2,163,567
                                                                ----------
            Total short-term investments
              (cost $2,185,435)...............................  $2,185,435
                                                                ----------

            Total investments
              (cost $2,185,435) (C)...........................  100.0%    $2,185,435
            Other assets and liabilities......................    0.0%           174
                                                                -----     ----------
            Total net assets..................................  100.0%    $2,185,609
                                                                =====     ==========

Note: Percentage of investments as shown is the ratio of the total market value to total net assets. The rates presented in this Schedule of Investments are yields, unless otherwise noted. Market value of investments in foreign securities represents 7.20% of total net assets at June 30, 2007.

  (C)Also represents cost for tax purposes.

  (I)Securities issued within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of
     1933, as amended, and may be sold only to qualified institutional buyers. Pursuant to guidelines adopted by the Board of Directors, these issues are determined to be liquid. The aggregate value of these securities at June 30, 2007, was $316,507, which represents 14.48% of total net assets.

  (L)Variable rate securities; the yield reported is the rate in effect at June 30, 2007.

  (W)See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

 HARTFORD MORTGAGE SECURITIES HLS FUND

 SCHEDULE OF INVESTMENTS
 JUNE 30, 2007 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

PRINCIPAL                                                        MARKET
 AMOUNT                                                         VALUE (W)
---------                                                       ---------
 ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES -- 31.2%
            FINANCE -- 31.2%
            Ameriquest Mortgage Securities, Inc.
 $ 2,282      5.98%, 09/25/2032 (L)#..........................  $   2,282
            Ansonia CDO Ltd.
   3,800      5.62%, 07/28/2046 (I)(L)#.......................      3,762
            Arbor Realty Mortgage Securities
   5,000      5.75%, 01/26/2042 (I)(L)........................      4,962
            Banc of America Commercial Mortgage, Inc.
  41,685      4.83%, 07/11/2043 (I)(P)#.......................      1,577
            Banc of America Large Loan
   3,000      5.56%, 10/15/2019 (I)(L)........................      3,001
            Bayview Commercial Asset Trust
  32,164      7.00%, 07/25/2037 (H)(P)#.......................      4,608
            Bayview Financial Acquisition Trust
   1,100      6.97%, 05/28/2037 (L)...........................      1,109
     700      8.32%, 05/28/2037 (L)...........................        709
            Bear Stearns Asset Backed Securities, Inc.
   1,994      6.42%, 05/25/2037 (L)...........................      1,996
            Bear Stearns Commercial Mortgage Securities, Inc.
  32,984      4.85%, 08/15/2038 (I)(P)#.......................      1,834
            Carrington Mortgage Loan Trust
   1,668      6.97%, 02/25/2037 (L)...........................      1,698
            CBA Commercial Small Balance Commercial Mortgage
     920      6.09%, 07/25/2039 (I)(L)........................        920
     970      6.50%, 07/25/2039 (I)(L)........................        970
  23,959      7.25%, 07/25/2039 (I)(P)#.......................      2,301
            Citigroup Commercial Mortgage Trust
   2,500      5.56%, 08/15/2021 (I)(L)#.......................      2,501
            Citigroup/Deutsche Bank Commercial Mortgage Trust
   7,000      5.65%, 10/15/2048...............................      6,867
            Cobalt CMBS Commercial Funding Corp.
  10,000      5.25%, 08/15/2048...............................      9,516
            Commercial Mortgage Pass-Through Certificate
   4,845      5.61%, 12/15/2020 (I)(L)........................      4,851
            Countrywide Alternative Loan Trust
   3,952      5.50%, 10/25/2035 (L)...........................      3,944
            Countrywide Asset-Backed Certificates
   8,500      5.57%, 11/25/2035...............................      8,455
            Countrywide Home Loan Mortgage Pass Through Trust
   4,792      5.00%, 01/25/2019...............................      4,610
            Credit Suisse Mortgage Capital Certificates
   2,000      6.12%, 09/15/2021 (I)(L)........................      2,007
            CS First Boston Mortgage Securities Corp.
  45,310      4.01%, 03/15/2035 (I)(P)#.......................      1,525
            Deutsche Alt-A Securities, Inc.
   6,958      5.57%, 02/25/2036 (L)...........................      6,912
            DLJ Mortgage Acceptance Corp.
      53      7.25%, 09/18/2011 (I)...........................         53

PRINCIPAL                                                        MARKET
 AMOUNT                                                         VALUE (W)
---------                                                       ---------
            FINANCE -- (CONTINUED)
            First Franklin Mortgage Loan Asset-Backed
              Certificates
 $ 1,945      7.80%, 07/25/2033 (L)...........................  $   1,948
            Green Tree Financial Corp.
     257      7.30%, 01/15/2026...............................        260
            Greenwich Capital Commercial Funding Corp.
   4,000      5.55%, 11/05/2021 (I)(L)........................      4,006
            Hasco NIM Trust
   1,647      6.17%, 08/26/2036 (I)...........................      1,614
            Indymac Index Mortgage Loan Trust
   8,919      5.56%, 06/25/2037 (L)...........................      8,906
            LB-UBS Commercial Mortgage Trust
  42,177      4.25%, 12/15/2036 (I)(P)#.......................      1,075
            LNR CDO Ltd.
   2,800      5.67%, 05/28/2043 (I)(L)........................      2,746
            Mach One Trust Commercial Mortgage-Backed
  32,517      6.09%, 05/28/2040 (I)(P)#.......................      1,116
            Master Asset-Backed Securities Trust
   1,487      6.07%, 05/25/2033 (L)...........................      1,488
   2,000      7.12%, 05/25/2033 (L)...........................      2,004
            Master Asset Securitization Trust
   3,927      5.00%, 12/25/2018...............................      3,778
            Merrill Lynch Floating Trust
   4,250      5.52%, 06/15/2022 (I)(L)........................      4,252
            Merrill Lynch Mortgage Investors, Inc.
   1,303      6.97%, 05/25/2032 (L)...........................      1,304
            Merrill Lynch Mortgage Trust
   5,000      5.24%, 11/12/2035...............................      4,865
            Merrill Lynch/Countrywide Commercial Mortgage
              Trust
  10,000      5.20%, 12/12/2049...............................      9,492
            Morgan Stanley ABS Capital I
   4,533      6.82%, 11/25/2032 (L)...........................      4,537
            Morgan Stanley Capital
   5,500      5.42%, 10/15/2020 (I)(L)........................      5,500
            Renaissance Home Equity Loan Trust
     650      7.50%, 06/25/2037...............................        587
            Renaissance Home Equity Loan Trust, Class M7
   1,050      7.50%, 04/25/2037...............................        973
            Residential Asset Mortgage Products, Inc.
   2,814      5.70%, 10/25/2031...............................      2,779
            Spirit Master Funding LLC
   5,865      5.76%, 03/20/2024 (I)...........................      5,827
            Structured Asset Securities Corp.
   4,992      6.32%, 02/25/2033 (L)...........................      5,024
   2,000      7.82%, 02/25/2037 (L)...........................      1,845
                                                                ---------
            Total asset & commercial
              mortgage backed securities
              (cost $160,594).................................  $ 158,896
                                                                ---------

The accompanying notes are an integral part of these financial statements.

 HARTFORD MORTGAGE SECURITIES HLS FUND

 JUNE 30, 2007 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

PRINCIPAL                                                        MARKET
 AMOUNT                                                         VALUE (W)
---------                                                       ---------
 CORPORATE BONDS: INVESTMENT GRADE -- 0.3%
            FINANCE -- 0.3%
            North Street Referenced Linked Notes
 $ 1,500      6.41%, 07/30/2010 (I)(L)#.......................  $   1,305
                                                                ---------
            Total corporate bonds: investment grade
              (cost $1,310)...................................  $   1,305
                                                                ---------
U.S. GOVERNMENT AGENCIES -- 84.5%
            FEDERAL HOME LOAN MORTGAGE CORPORATION -- 37.4%
            MORTGAGE BACKED SECURITIES:
   1,610      4.50%, 2018.....................................  $   1,534
   3,071      4.94%, 2035.....................................      3,000
  12,512      5.50%, 2033.....................................     10,975
  36,000      5.50%, 2021 -- 2037 (Q).........................     35,205
  65,189      5.50%, 2034 #...................................     63,116
   1,290      6.00%, 2022 -- 2034.............................      1,289
  20,500      6.00%, 2037 (Q).................................     20,308
   1,952      6.50%, 2014 -- 2017.............................      1,995
   2,223      7.00%, 2026 -- 2032.............................      2,294
      38      7.50%, 2024 -- 2025.............................         40
     116      8.00%, 2013 -- 2024.............................        124
      43      8.50%, 2009 -- 2024.............................         45
       3      9.50%, 2008.....................................          3
      67      10.00%, 2020....................................         73
                                                                ---------
                                                                  140,001
                                                                ---------
            REMIC -- IO & IO-ETTE:
      88      2.17%, 2015 (P)#................................         --
                                                                ---------
            REMIC -- PAC'S:
  10,000      4.50%, 2020.....................................      9,231
   6,895      5.00%, 2034.....................................      6,461
  19,649      5.00%, 2015 #...................................     19,220
  15,802      5.50%, 2035.....................................     15,328
                                                                ---------
                                                                   50,240
                                                                ---------
                                                                  190,241
                                                                ---------
            FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 29.1%
            MORTGAGE BACKED SECURITIES:
   6,057      4.79%, 2035 (L).................................      5,959
  22,799      5.00%, 2018 -- 2035.............................     21,621
  14,851      5.34%, 2037 (L).................................     14,754
   8,894      5.50%, 2033.....................................      8,617
  15,000      5.50%, 2037 (Q).................................     14,466
   9,318      5.59%, 2037 (L).................................      9,278
  22,880      6.00%, 2023 -- 2035.............................     22,795
   3,958      6.02%, 2037 (L).................................      4,003
  25,913      6.50%, 2028 -- 2037.............................     26,321
   3,600      6.50%, 2037 (Q).................................      3,634
   3,953      7.00%, 2011 -- 2032.............................      4,076
     299      8.00%, 2029 -- 2031.............................        314
      72      9.00%, 2021.....................................         79
                                                                ---------
                                                                  135,917
                                                                ---------

PRINCIPAL                                                        MARKET
 AMOUNT                                                         VALUE (W)
---------                                                       ---------
            REMIC -- PAC'S:
 $10,371      5.50%, 2035.....................................  $  10,028
   1,891      6.50%, 2031.....................................      1,923
                                                                ---------
                                                                   11,951
                                                                ---------
            ZERO COUPON:
      14      11.00%, 2009 (M)................................         14
                                                                ---------
                                                                  147,882
                                                                ---------
            GOVERNMENT NATIONAL MORTGAGE ASSOCIATION -- 9.7%
            MORTGAGE BACKED SECURITIES:
  35,600      6.00%, 2037 (Q).................................     35,394
   5,506      6.00%, 2033 #...................................      5,493
   5,084      6.50%, 2028 -- 2032 #...........................      5,190
   2,405      7.00%, 2032 #...................................      2,507
     711      7.50%, 2022 -- 2030 #...........................        744
     127      8.50%, 2017 -- 2030 #...........................        136
      98      9.50%, 2009 #...................................        101
       7      12.50%, 2015 #..................................          8
                                                                ---------
                                                                   49,573
                                                                ---------
            OTHER GOVERNMENT AGENCIES -- 8.3%
            SMALL BUSINESS ADMINISTRATION PARTICIPATION CERTIFICATES:
   3,502      5.12%, 2026.....................................      3,358
   2,382      5.23%, 2027.....................................      2,312
   5,091      5.31%, 2027.....................................      4,934
   8,512      5.32%, 2027.....................................      8,302
   5,386      5.36%, 2026.....................................      5,258
   4,008      5.37%, 2026.....................................      3,918
   4,548      5.71%, 2027.....................................      4,545
   9,502      6.30%, 2019.....................................      9,667
                                                                ---------
                                                                   42,294
                                                                ---------
            Total U.S. government agencies
              (cost $435,400).................................  $ 429,990
                                                                ---------
            Total long-term investments
              (cost $597,304).................................  $ 590,191
                                                                ---------
SHORT-TERM INVESTMENTS -- 4.9%
            REPURCHASE AGREEMENTS -- 4.8%
            BNP Paribas Securities Corp. Repurchase Agreement
              (maturing on 07/02/2007 in the amount of $7,748,
              collateralized by U.S. Treasury Bonds,
              7.13% -- 8.75%, 2020 -- 2023, value of $7,944)
   7,745      4.35% dated 07/02/2007..........................  $   7,745
            RBS Greenwich Capital Markets Repurchase Agreement
              (maturing on 07/02/2007 in the amount of $8,801,
              collateralized by U.S. Treasury Note, 4.50%,
              2010, value of $9,007)
   8,798      4.35% dated 07/02/2007..........................      8,798

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

PRINCIPAL                                                        MARKET
 AMOUNT                                                         VALUE (W)
---------                                                       ---------
SHORT-TERM INVESTMENTS -- (CONTINUED)
            REPURCHASE AGREEMENTS -- (CONTINUED)
            UBS Securities, Inc. Repurchase Agreement
              (maturing on 07/02/2007 in the amount of $7,748,
              collateralized by U.S. Treasury Note, 8.75%,
              2017, value of $7,929)
 $ 7,745      4.40% dated 07/02/2007..........................  $   7,746
                                                                ---------
                                                                   24,289
                                                                ---------
            U.S. TREASURY BILLS -- 0.1%
     400    4.54%, 09/20/2007 (M)(S)..........................        396
                                                                ---------
            Total short-term investments
              (cost $24,685)..................................  $  24,685
                                                                ---------

            Total investments
              (cost $621,989) (C).............................  120.9%    $ 614,876
            Other assets and liabilities......................  (20.9)%    (106,283)
                                                                -----     ---------
            Total net assets..................................  100.0%    $ 508,593
                                                                =====     =========

Note: Percentage of investments as shown is the ratio of the total market value to total net assets.

  (C)At June 30, 2007, the cost of securities for federal income tax purposes was $622,356 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

      Unrealized Appreciation.........................  $ 1,003
      Unrealized Depreciation.........................   (8,483)
                                                        -------
      Net Unrealized Depreciation.....................  $(7,480)
                                                        =======

  # This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.

  (I)Securities issued within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of
     1933, as amended, and may be sold only to qualified institutional buyers. Pursuant to guidelines adopted by the Board of Directors, these issues are determined to be liquid. The aggregate value of these securities at June 30, 2007, was $57,705, which represents 11.35% of total net assets.

  (L)Variable rate securities; the rate reported is the coupon rate in effect at June 30, 2007.

 (M) The interest rate disclosed for these securities represents the effective yield on the date of acquisition.

 (P) The interest rates disclosed for interest only strips represent effective yields based upon estimated future cash flows at June 30, 2007.

  (Q)The cost of securities purchased on a when-issued or delayed delivery basis at June 30, 2007 was $108,794.

 (H) The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

      PERIOD
      ACQUIRED         SHARES/PAR           SECURITY          COST BASIS
      --------         ----------           --------          ----------
      05/2007           32,164      Bayview Commercial Asset
                                    Trust, 7.00%,
                                    07/25/2037 -- 144A         $ 4,599

     The aggregate value of these securities at June 30, 2007 was $4,608 which represents 0.91% of total net assets.

  (S)Security pledged as initial margin deposit for open futures contracts at June 30, 2007.

     FUTURES CONTRACTS OUTSTANDING AT JUNE 30, 2007

                                                                     UNREALIZED
                             NUMBER OF               EXPIRATION    APPRECIATION/
           DESCRIPTION       CONTRACTS*   POSITION      MONTH      (DEPRECIATION)
           -----------       ----------   --------   ----------    --------------
      2 Year U.S. Treasury
      Note                     1,011        Long      Sept. 2007       $(318)
      5 Year U.S. Treasury
      Note                        17        Long      Sept. 2007         (12)
      10 Year U.S. Treasury
      Bond                       941       Short      Sept. 2007         211
      U.S. Long Bond             127       Short      Sept. 2007        (104)
                                                                       -----
                                                                       $(223)
                                                                       =====

     * The number of contracts does not omit 000's.

  (W)See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

 HARTFORD SMALLCAP GROWTH HLS FUND

 SCHEDULE OF INVESTMENTS
 JUNE 30, 2007 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                  MARKET
 SHARES                                                         VALUE (W)
---------                                                       ----------
 COMMON STOCK -- 98.1%
            BASIC MATERIALS -- 5.9%
      28    Alpha Natural Resources, Inc. (D).................  $      572
      13    Brush Engineered Materials, Inc. (D)..............         525
     117    Century Aluminum Co. (D)..........................       6,370
     106    Ceradyne, Inc. (D)(G).............................       7,876
      12    CF Industries Holdings, Inc. .....................         695
      36    Champion Enterprises, Inc. (D)(G).................         349
     120    Chaparral Steel Co. ..............................       8,603
     158    Cleveland-Cliffs, Inc. (G)........................      12,287
      10    Curtis-Wright Corp. ..............................         452
      67    Grace (W.R.) & Co. (D)(G).........................       1,648
      20    Myers Industries..................................         449
     140    Select Comfort Corp. (D)(G).......................       2,277
      12    Sturm Ruger & Co., Inc. (D).......................         180
     123    Sun Hydraulics Corp. .............................       6,038
     262    Tempur-Pedic International, Inc. (G)..............       6,778
      41    Terra Industries, Inc. (D)........................       1,032
      88    Timken Co. .......................................       3,167
      24    Tupperware Brands Corp. ..........................         684
                                                                ----------
                                                                    59,982
                                                                ----------
            CAPITAL GOODS -- 6.1%
      23    ACCO Brands Corp. (D).............................         538
      53    Armor Holdings, Inc. (D)..........................       4,569
      37    Asyst Technologies, Inc. (D)......................         266
       3    Cohu, Inc. .......................................          59
      24    Cymer, Inc. (D)...................................         977
      10    Dril-Quip, Inc. (D)...............................         436
      42    Entegris, Inc. (D)................................         503
     111    Graco, Inc. ......................................       4,481
      72    Gulf Island Fabrication...........................       2,512
       1    Hurco Companies (D)...............................          49
      57    II VI, Inc. (D)...................................       1,535
     160    Intevac, Inc. (D).................................       3,406
      99    Jakks Pacific, Inc. (D)...........................       2,797
     101    Lennox International, Inc. .......................       3,464
      48    Lufkin Industries, Inc. ..........................       3,121
     139    MKS Instruments, Inc. (D).........................       3,854
      11    NATCO Group, Inc. (D).............................         520
      69    Robbins & Myers, Inc. ............................       3,655
     217    Steelcase, Inc. ..................................       4,005
     161    Tennant Co. ......................................       5,873
      14    Tessera Technologies, Inc. (D)....................         587
     376    Varian Semiconductor Equipment Associates, Inc.
              (D).............................................      15,065
                                                                ----------
                                                                    62,272
                                                                ----------
            CONSUMER CYCLICAL -- 13.5%
     120    Aeropostale, Inc. (D).............................       5,018
      46    Alliance One International, Inc. (D)..............         466
     185    American Woodmark Corp. (G).......................       6,408
      10    AMREP Corp. (G)...................................         482
     150    AnnTaylor Stores Corp. (D)........................       5,320
      19    Applebee's International, Inc. ...................         461
     126    Applied Industrial Technologies, Inc. ............       3,729
     632    Arris Group, Inc. (D)(G)..........................      11,101

                                                                  MARKET
 SHARES                                                         VALUE (W)
---------                                                       ----------
            CONSUMER CYCLICAL -- (CONTINUED)
     122    Bon-Ton Stores, Inc. .............................  $    4,887
     248    Brown Shoe Co., Inc. .............................       6,023
     187    Building Materials Holdings Corp. (G).............       2,654
      21    CBRL Group, Inc. .................................         877
      81    Charlotte Russe Holding, Inc. (D).................       2,179
      63    Chemed Corp. .....................................       4,176
      97    Crocs, Inc. (D)(G)................................       4,174
       6    Deckers Outdoor Corp. (D).........................         626
     157    DSW, Inc. (D)(G)..................................       5,454
       3    Ethan Allen Interiors, Inc. ......................          94
       7    Granite Construction, Inc. .......................         456
      11    GSI Commerce, Inc. (D)............................         249
      12    Gymboree Corp. (D)................................         477
     179    Hot Topic, Inc. (D)...............................       1,944
     235    J. Crew Group, Inc. (D)...........................      12,749
      10    Jo-Ann Stores, Inc. (D)...........................         284
      15    Jos. A. Bank Clothiers, Inc. (D)..................         620
      82    Maidenform Brands, Inc. (D).......................       1,634
      53    McGrath RentCorp..................................       1,772
      12    Men's Wearhouse, Inc. ............................         614
     517    New York & Co., Inc. (D)..........................       5,667
     163    Noble International Ltd. (G)......................       3,323
      48    P. F. Chang's China Bistro, Inc. (D)(G)...........       1,672
       2    Pacific Sunwear of California, Inc. (D)...........          36
      14    Perini Corp. (D)..................................         885
     126    Phillips-Van Heusen Corp. ........................       7,602
     101    RARE Hospitality International, Inc. (D)..........       2,701
     175    Sigma Designs, Inc. (D)(G)........................       4,555
     362    Skechers U.S.A., Inc. Class A (D).................      10,576
      93    Sotheby's.........................................       4,273
     360    Source Information Management Co. (D)(G)..........       1,791
     326    True Religion Apparel, Inc. (D)(G)................       6,623
      15    Warnaco Group, Inc. (D)...........................         578
      60    Winn-Dixie Stores, Inc. (D)(G)....................       1,770
       8    World Fuel Services Corp. ........................         324
                                                                ----------
                                                                   137,304
                                                                ----------
            CONSUMER STAPLES -- 0.3%
       9    Chattem, Inc. (D).................................         591
       4    M & F Worldwide Corp. (D).........................         259
     244    Sally Beauty Co., Inc. (D)........................       2,198
                                                                ----------
                                                                     3,048
                                                                ----------
            ENERGY -- 4.9%
      74    Alon USA Energy, Inc. ............................       3,237
      18    Basic Energy Services, Inc. (D)...................         458
     366    Cabot Oil & Gas Corp. ............................      13,509
     324    Delek U.S. Holdings, Inc. ........................       8,639
     690    Grey Wolf, Inc. (D)...............................       5,682
     257    Headwaters, Inc. (D)(G)...........................       4,438
      95    Hercules Offshore, Inc. (D)(G)....................       3,083
     279    Pioneer Drilling Co. (D)..........................       4,152
      66    Swift Energy Co. (D)..............................       2,805
     105    Trico Marine Services, Inc. (D)(G)................       4,272
                                                                ----------
                                                                    50,275
                                                                ----------

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

                                                                  MARKET
 SHARES                                                         VALUE (W)
---------                                                       ----------
COMMON STOCK -- (CONTINUED)
            FINANCE -- 9.0%
     243    Advanta Corp. Class B.............................  $    7,581
       5    Alexandria Real Estate Equities, Inc. ............         465
      73    Allied World Assurance Holdings Ltd. .............       3,736
     325    Amerisafe, Inc. (D)...............................       6,384
      13    Amtrust Financial Services........................         248
     139    Arch Capital Group Ltd. (D).......................      10,061
     277    Aspen Insurance Holdings Ltd. ....................       7,775
       8    Asta Funding, Inc. (G)............................         300
      39    Centene Corp. (D).................................         844
      37    City Holding Co. .................................       1,399
      75    CompuCredit Corp. (D)(G)..........................       2,624
      20    Cousins Properties, Inc. .........................         568
      15    Digital Realty Trust, Inc. .......................         577
      72    Dollar Financial Corp. (D)........................       2,063
      55    eHealth, Inc. (D)(G)..............................       1,040
     255    Encore Capital Group, Inc. (D)(G).................       3,187
      --    Enstar Group Ltd. (D).............................          31
      14    Euronet Worldwide, Inc. (D).......................         413
       4    Evercore Partners, Inc. ..........................         133
       6    FCStone Group, Inc. (D)...........................         365
      21    Felcor Lodging Trust, Inc. .......................         552
      96    First Community Bancorp, Inc. ....................       5,486
      16    First Industrial Realty Trust, Inc. ..............         620
      11    HealthExtras, Inc. (D)............................         334
      --    Home Properties of New York, Inc. ................           1
      95    IndyMac Bancorp, Inc. (G).........................       2,762
       7    International Securities Exchange
              Holdings, Inc. .................................         444
      28    Knight Capital Group, Inc. (D)....................         465
      77    Maguire Properties, Inc. .........................       2,654
     132    National Financial Partners Corp. (G).............       6,122
      24    Nationwide Health Properties, Inc. ...............         653
     270    Net 1 UEPS Technologies, Inc. (D)(G)..............       6,513
      50    Sunstone Hotel Investors, Inc. ...................       1,417
       6    SVB Financial Group (D)...........................         304
       6    SWS Group, Inc. ..................................         131
      13    U.S. Global Investors, Inc. ......................         293
     112    United Rentals, Inc. (D)..........................       3,651
     149    Waddell and Reed Financial, Inc. Class A..........       3,878
      58    Wellcare Health Plans, Inc. (D)...................       5,204
                                                                ----------
                                                                    91,278
                                                                ----------
            HEALTH CARE -- 17.8%
     300    Acadia Pharmaceuticals, Inc. (D)(G)...............       4,097
      14    Adams Respiratory Therapeutics, Inc. (D)(G).......         551
      23    Affymetrix, Inc. (D)..............................         571
     119    Align Technology, Inc. (D)(G).....................       2,868
     643    Alkermes, Inc. (D)................................       9,386
     354    American Oriental Bioengineering, Inc. (D)(G).....       3,150
     132    Amylin Pharmaceuticals, Inc. (D)(G)...............       5,429
     471    Applera Corp. -- Celera Group (D).................       5,840
      27    Apria Healthcare Group, Inc. (D)..................         790
     236    Arena Pharmaceuticals, Inc. (D)(G)................       2,589
     108    Bradley Pharmaceuticals, Inc. (D)(G)..............       2,352
     350    Ciphergen Biosystems, Inc. (D)....................         340

                                                                  MARKET
 SHARES                                                         VALUE (W)
---------                                                       ----------
            HEALTH CARE -- (CONTINUED)
      99    CONMED Corp. (D)..................................  $    2,893
      25    Cubist Pharmaceuticals, Inc. (D)..................         492
     831    CV Therapeutics, Inc. (D)(G)......................      10,983
     283    Cytokinetics, Inc. (D)............................       1,601
      10    Digene Corp. (D)..................................         622
     909    Encysive Pharmaceuticals, Inc. (D)(G).............       1,619
      71    Enzon, Inc. (D)(G)................................         555
     321    Exelixis, Inc. (D)................................       3,881
      21    Foxhollow Technologies, Inc. (D)..................         436
      14    Healthways, Inc. (D)..............................         663
     267    Human Genome Sciences, Inc. (D)...................       2,380
      52    Immucor, Inc. (D).................................       1,457
     301    Incyte Corp. (D)..................................       1,807
      10    Integra LifeSciences Holdings Corp. (D)(G)........         475
     267    Invacare Corp. ...................................       4,887
     150    Isis Pharmaceuticals, Inc. (D)....................       1,448
      22    KV Pharmaceutical Co. (D).........................         590
      14    LCA-Vision, Inc. (G)..............................         652
     361    LifePoint Hospitals, Inc. (D).....................      13,952
     125    Longs Drug Stores Corp. ..........................       6,565
      49    Magellan Health Services, Inc. (D)................       2,272
     255    Mannatech, Inc. (G)...............................       4,045
     126    Matria Healthcare, Inc. (D).......................       3,809
      25    Medicines Co. (D).................................         448
      19    Medicis Pharmaceutical Corp. Class A..............         590
      25    Mentor Corp. (G)..................................       1,005
      27    MGI Pharma, Inc. (D)..............................         603
       8    Myriad Genetics, Inc. (D)(G)......................         303
      20    Noven Pharmaceuticals, Inc. (D)...................         469
   1,392    NPS Pharmaceuticals, Inc. (D).....................       5,762
      17    OSI Pharmaceuticals, Inc. (D).....................         603
     490    Perrigo Co. ......................................       9,586
      94    PharmaNet Development Group, Inc. (D).............       2,990
     176    Pharmion Corp. (D)(G).............................       5,092
      80    Progenics Pharmaceuticals, Inc. (D)...............       1,723
     480    Regeneron Pharmaceuticals, Inc. (D)...............       8,606
     518    Rigel Pharmaceuticals, Inc. (D)...................       4,615
     158    Rochester Medical Corp. (D).......................       2,367
     155    Salix Pharmaceuticals Ltd. (D)(G).................       1,910
      13    Savient Pharmaceuticals, Inc. (D).................         167
      36    Sciele Pharma, Inc. (D)...........................         854
     261    STERIS Corp. .....................................       7,999
      89    Tomotherapy, Inc. (D).............................       1,951
      15    United Therapeutics Corp. (D)(G)..................         972
      48    Usana Health Sciences, Inc. (D)(G)................       2,165
      32    Valeant Pharmaceuticals International.............         528
      10    Ventana Medical Systems, Inc. (D).................         773
      64    ViroPharma, Inc. (D)..............................         885
     135    West Pharmaceutical Services......................       6,365
      61    Xenoport, Inc. (D)................................       2,714
     231    Zymogenetics, Inc. (D)(G).........................       3,373
                                                                ----------
                                                                   181,465
                                                                ----------
            SERVICES -- 13.3%
       9    ABM Industries, Inc. .............................         237
      11    Administaff, Inc. ................................         354

The accompanying notes are an integral part of these financial statements.

 HARTFORD SMALLCAP GROWTH HLS FUND

 JUNE 30, 2007 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                  MARKET
 SHARES                                                         VALUE (W)
---------                                                       ----------
COMMON STOCK -- (CONTINUED)
            SERVICES -- (CONTINUED)
      44    Advisory Board Co. (D)............................  $    2,450
       7    Anixter International, Inc. (D)...................         557
      19    Atheros Communications, Inc. (D)..................         580
      67    Central European Media Enterprises Ltd. (D).......       6,518
     111    Cerner Corp. (D)(G)...............................       6,152
      95    Comsys IT Partners, Inc. (D)......................       2,167
      24    Corvel (D)........................................         632
       5    CPI Corp. ........................................         354
      23    Digital River, Inc. (D)...........................       1,033
     120    Factset Research Systems, Inc. ...................       8,202
      41    Foundry Networks, Inc. (D)........................         685
      91    Gevity HR, Inc. ..................................       1,753
     177    Healthspring, Inc. (D)............................       3,368
     133    Heidrick & Struggles International, Inc. (D)......       6,810
     326    Hub Group, Inc. (D)...............................      11,448
     103    ICF International, Inc. (D).......................       2,064
     146    Imergent, Inc. (G)................................       3,579
      74    inVentiv Health, Inc. (D).........................       2,716
      36    INVESTools, Inc. (D)..............................         359
     141    ITT Educational Services, Inc. (D)................      16,515
      25    Ixia (D)..........................................         234
     187    Jack Henry & Associates, Inc. ....................       4,813
      21    Jackson Hewitt Tax Service, Inc. .................         586
      19    Kelly Services, Inc. .............................         518
      19    Korn/Ferry International (D)......................         508
     163    Live Nation, Inc. (D).............................       3,648
      17    Macrovision Corp. (D).............................         517
     407    Parametric Technology Corp. (D)(G)................       8,805
     256    Perot Systems Corp. Class A (D)...................       4,355
       7    Premiere Global Services, Inc. (D)................          94
     183    Priceline.com, Inc. (D)(G)........................      12,564
     136    Resources Connection, Inc. (D)....................       4,539
      29    Sinclair Broadcast Group, Inc. Class A............         414
       8    Vail Resorts, Inc. (D)............................         503
      17    Waste Connections, Inc. (D).......................         502
     222    Watson Wyatt Worldwide, Inc. .....................      11,202
     100    Wright Express Corp. (D)..........................       3,441
                                                                ----------
                                                                   135,776
                                                                ----------
            TECHNOLOGY -- 23.5%
     304    Acuity Brands, Inc. ..............................      18,339
     621    Advanced Energy Industries, Inc. (D)..............      14,068
     308    Amkor Technology, Inc. (D)........................       4,850
      14    Ansoft Corp. (D)..................................         419
     195    Ansys, Inc. (D)...................................       5,159
      15    Aspen Technology, Inc. (D)........................         211
      14    Belden, Inc. .....................................         789
     183    Blackbaud, Inc. ..................................       4,060
      11    Blackboard, Inc. (D)..............................         468
     830    Brocade Communications Systems, Inc. (D)..........       6,493
      59    Centennial Cellular Corp. Class A (D).............         564
      14    Cogent Communication Group, Inc. (D)..............         414
      26    Cognex Corp. .....................................         577
      88    Comtech Telecommunications Corp. (D)..............       4,071
     221    CSG Systems International, Inc. (D)...............       5,872

                                                                  MARKET
 SHARES                                                         VALUE (W)
---------                                                       ----------
            TECHNOLOGY -- (CONTINUED)
      73    Dobson Communications Corp. (D)...................  $      812
     412    Eagle Test Systems, Inc. (D)......................       6,615
     128    eFunds Corp. (D)..................................       4,517
     737    Emulex Corp. (D)..................................      16,087
       8    Equinix, Inc. (D).................................         775
      14    Eschelon Telecom, Inc. (D)........................         427
      17    FLIR Systems, Inc. (D)............................         789
      38    General Communication, Inc. Class A (D)...........         481
       6    Genlyte Group (D).................................         456
     223    Golden Telecom, Inc. (G)..........................      12,284
      10    Hologic, Inc. (D).................................         525
      13    IHS, Inc. (D).....................................         616
      36    Informatica Corp. (D).............................         537
      25    Infospace, Inc. ..................................         589
     118    Interdigital Communications Corp. (D).............       3,809
       7    Itron, Inc. (D)...................................         553
     267    j2 Global Communications, Inc. (D)(G).............       9,299
     212    Komag, Inc. (D)(G)................................       6,761
     102    Lamson & Sessions Co. (D)(G)......................       2,705
       7    Littelfuse, Inc. (D)..............................         244
     390    Micrel, Inc. .....................................       4,962
      96    MicroStrategy, Inc. (D)...........................       9,101
      43    Middleby Corp. (D)................................       2,584
      17    National Cinemedia, Inc. (D)......................         472
     180    Netflix, Inc. (D)(G)..............................       3,488
     162    Neustar, Inc. (D).................................       4,693
      24    Novatel Wireless, Inc. (D)........................         625
     162    Novatel, Inc. (D).................................       5,866
      21    NTELOS Holdings Corp. ............................         584
      40    Nuance Communications, Inc. (D)(G)................         676
      32    OmniVision Technologies, Inc. (D)(G)..............         571
     552    ON Semiconductor Corp. (D)........................       5,919
      52    PAETEC Holding Corp. (D)..........................         583
     101    PMC-Sierra, Inc. (D)..............................         783
     185    Polycom, Inc. (D).................................       6,232
     109    RF Micro Devices, Inc. (D)........................         681
      25    Rural Cellular Corp. Class A (D)..................       1,078
      17    SAVVIS, Inc. (D)..................................         861
      29    Semtech Corp. (D).................................         499
      39    Silicon Image, Inc. (D)...........................         338
      30    SiRF Technology Holdings, Inc. (D)................         625
     820    Skyworks Solutions, Inc. (D)......................       6,028
     161    Smart Modular Technologies, Inc. (D)..............       2,217
      53    Sonus Networks, Inc. (D)..........................         454
     331    Spectrum Brands, Inc. (D)(G)......................       2,238
       4    SPSS, Inc. (D)....................................         155
     238    Starent Networks Corp. (D)........................       3,504
     136    Sybase, Inc. (D)..................................       3,247
      88    Synchronoss Technologies Inc. (D).................       2,585
      15    Take-Two Interactive Software, Inc. (D)...........         305
      85    Technitrol, Inc. .................................       2,428
      18    THQ, Inc. (D).....................................         543
      26    Trident Microsystems, Inc. (D)....................         475
      86    Triumph Group, Inc. (G)...........................       5,630
     423    Trizetto Group, Inc. (D)..........................       8,195
     335    Ultra Clean Holdings, Inc. (D)(G).................       4,679

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

                                                                  MARKET
 SHARES                                                         VALUE (W)
---------                                                       ----------
COMMON STOCK -- (CONTINUED)
            TECHNOLOGY -- (CONTINUED)
       2    United Industrial Corp. ..........................  $      144
     242    United Online, Inc. (G)...........................       3,992
      33    Valueclick, Inc. (D)..............................         975
     282    Vishay Intertechnology, Inc. (D)..................       4,461
      34    Websense, Inc. (D)................................         712
                                                                ----------
                                                                   239,423
                                                                ----------
            TRANSPORTATION -- 3.8%
      61    Alaska Air Group, Inc. (D)........................       1,705
     351    American Commercial Lines, Inc. (D)(G)............       9,144
     105    ExpressJet Holdings, Inc. (D).....................         626
     148    FreightCar America, Inc. (G)......................       7,083
     109    General Maritime Corp. (G)........................       2,930
       7    Horizon Lines, Inc. Class A.......................         226
     553    Knight Transportation, Inc. (G)...................      10,709
      11    Midwest Air Group, Inc. (D).......................         162
      12    Polaris Industries, Inc. (G)......................         646
     121    SkyWest, Inc. ....................................       2,872
     133    Werner Enterprises, Inc. .........................       2,670
                                                                ----------
                                                                    38,773
                                                                ----------
            Total common stock
              (cost $872,749).................................  $  999,596
                                                                ----------

PRINCIPAL
 AMOUNT
---------
 SHORT-TERM INVESTMENTS -- 22.4%
            REPURCHASE AGREEMENTS -- 2.2%
            Banc of America Securities Joint Repurchase
              Agreement (maturing on 07/02/2007 in the amount
              of $23, collateralized by U.S. Treasury Note,
              12.00%, 2013, value of $24) 4.25% dated
 $    23      07/02/2007......................................  $       23
            Banc of America Securities TriParty Joint
              Repurchase Agreement (maturing on 07/02/2007 in
              the amount of $3,436, collateralized by FNMA,
              5.00%, 2035, value of $3,503)
   3,434      5.36% dated 07/02/2007..........................       3,434
            BNP Paribas Securities Corp. Repurchase Agreement
              (maturing on 07/02/2007 in the amount of $1,483,
              collateralized by U.S. Treasury Bonds,
              7.13% -- 8.75%, 2020 -- 2023, value of $1,520)
   1,483      4.35% dated 07/02/2007..........................       1,483
            Deutsche Bank Securities TriParty Joint Repurchase
              Agreement (maturing on 07/02/2007 in the amount
              of $9,118, collateralized by FHLMC,
              4.50% -- 6.50%, 2019 -- 2037, value of $9,296)
   9,114      5.36% dated 07/02/2007..........................       9,114
            RBS Greenwich Capital Markets Repurchase Agreement
              (maturing on 07/02/2007 in the amount of $1,685,
              collateralized by U.S. Treasury Note, 4.50%,
              2010, value of $1,724)
   1,684      4.35% dated 07/02/2007..........................       1,684

PRINCIPAL                                                         MARKET
 AMOUNT                                                         VALUE (W)
---------                                                       ----------
            REPURCHASE AGREEMENTS -- (CONTINUED)
            UBS Securities, Inc. Repurchase Agreement
              (maturing on 07/02/2007 in the amount of $1,483,
              collateralized by U.S. Treasury Note, 8.75%,
              2017, value of $1,518)
 $ 1,482      4.40% dated 07/02/2007..........................  $    1,482
            UBS Securities, Inc. TriParty Joint Repurchase
              Agreement (maturing on 07/02/2007 in the amount
              of $5,638, collateralized by FNMA,
              4.50% -- 6.50%, 2020 -- 2037, value of $5,748)
   5,636      5.37% dated 07/02/2007..........................       5,636
                                                                ----------
                                                                    22,856
                                                                ----------
 SHARES
---------
            SECURITIES PURCHASED WITH PROCEEDS FROM SECURITY
            LENDING -- 20.1%
            CASH COLLATERAL REINVESTMENT FUND:
 204,611    BNY Institutional Cash Reserve Fund...............     204,611
                                                                ----------
PRINCIPAL
 AMOUNT
---------
            U.S. TREASURY BILLS -- 0.1%
 $   500    4.61%, 09/20/2007 (M)(S)..........................         495
                                                                ----------
            Total short-term investments
              (cost $227,962).................................  $  227,962
                                                                ----------

            Total investments
              (cost $1,100,711) (C)...........................  120.5%    $1,227,558
            Other assets and liabilities......................  (20.5)%     (208,590)
                                                                -----     ----------
            Total net assets..................................  100.0%    $1,018,968
                                                                =====     ==========

Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 0.58% of total net assets at June 30, 2007.

  (C)At June 30, 2007, the cost of securities for federal income tax purposes was $1,103,604 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

      Unrealized Appreciation........................  $170,853
      Unrealized Depreciation........................   (46,899)
                                                       --------
      Net Unrealized Appreciation....................  $123,954
                                                       ========

  (D)Currently non-income producing.

 (G) Security is partially on loan at June 30, 2007.

 (M) The interest rate disclosed for these securities represents the effective yield on the date of acquisition.

  (S)Security pledged as initial margin deposit for open futures contracts at June 30, 2007.

     FUTURES CONTRACTS OUTSTANDING AT JUNE 30, 2007

                                                                      UNREALIZED
                              NUMBER OF               EXPIRATION    APPRECIATION/
      DESCRIPTION             CONTRACTS*   POSITION      MONTH      (DEPRECIATION)
      -----------             ----------   --------   ----------    --------------
      Russell Mini Futures        21         Long     Sept., 2007         $4
                                                                          ==

     * The number of contracts does not omit 000's.

  (W)See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

 HARTFORD SMALLCAP VALUE HLS FUND

 SCHEDULE OF INVESTMENTS
 JUNE 30, 2007 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                         VALUE (W)
---------                                                       ---------
 COMMON STOCK -- 96.0%
            BASIC MATERIALS -- 9.1%
      4     Ampco-Pittsburgh Corp. ...........................  $    164
      7     AptarGroup, Inc. (G)..............................       235
      3     Arch Chemicals, Inc. (G)..........................       116
     43     Balchem Corp. (G).................................       785
      4     Barnes Group, Inc. (G)............................       139
      2     Blount International (D)..........................        21
     12     Buckeye Technologies, Inc. (D)(G).................       179
      3     CF Industries Holdings, Inc. .....................       186
     --     Chesapeake Energy Corp. ..........................         5
      1     CIRCOR International, Inc. (G)....................        28
      1     Georgia Gulf Corp. (G)............................         9
      8     H.B. Fuller Co. ..................................       227
      3     Hercules, Inc. (D)(G).............................        61
      3     Innospec, Inc. (G)................................       183
     26     Landec Corp. (D)..................................       348
     37     Matthews International Corp. Class A (G)..........     1,631
     14     Neenah Paper, Inc. (G)............................       586
      3     OM Group, Inc. (D)................................       180
      2     Playtex Products, Inc. (D)........................        35
      1     Quanex Corp. .....................................        68
      5     Rock Tenn Co. Class A.............................       155
      2     Rockwood Holdings, Inc. (D)(G)....................        73
     21     RPM International, Inc. (G).......................       490
      1     Schnitzer Steel Industries, Inc. .................        29
      1     Schweitzer-Mauduit International, Inc. ...........        22
     36     Select Comfort Corp. (D)(G).......................       584
      8     Sensient Technologies Corp. (G)...................       201
      3     Silgan Holdings, Inc. ............................       166
     --     Spartech Corp. ...................................        11
     53     Tempur-Pedic International, Inc. (G)..............     1,373
      5     Tredegar Corp. (G)................................       109
      7     Tupperware Brands Corp. (G).......................       193
     11     USEC, Inc. (D)(G).................................       233
     10     Watts Water Technologies, Inc. (G)................       382
                                                                ---------
                                                                   9,207
                                                                ---------
            CAPITAL GOODS -- 6.4%
      1     ACCO Brands Corp. (D)(G)..........................        16
     10     Asyst Technologies, Inc. (D)......................        72
     --     Blyth, Inc. ......................................         8
      2     Brooks Automation, Inc. (D).......................        33
      1     Cascade Corp. (G).................................        55
     43     Clarcor, Inc. (G).................................     1,621
     10     Compass Diversified Trust.........................       175
      4     Enpro Industries, Inc. (D)........................       171
      1     Goodman Global, Inc. (D)(G).......................        27
      1     Gulf Island Fabrication (G).......................        21
      1     Helen of Troy Ltd. (D)............................        14
     20     Hexcel Corp. (D)(G)...............................       421
      1     Imation Corp. ....................................        52
      5     Jakks Pacific, Inc. (D)(G)........................       127
     29     K2, Inc. (D)(G)...................................       441
      1     Leapfrog Enterprises, Inc. (D)(G).................        14
     24     Lincoln Electric Holdings, Inc. (G)...............     1,774
      7     MKS Instruments, Inc. (D)(G)......................       202
      4     Modine Manufacturing Co. .........................        86

                                                                 MARKET
 SHARES                                                         VALUE (W)
---------                                                       ---------
            CAPITAL GOODS -- (CONTINUED)
      1     Nacco Industries, Inc. Class A (G)................  $    140
      1     Nautilus Group, Inc. (G)..........................        12
      3     Nordson Corp. ....................................       155
     --     Oil States International, Inc. (D)(G).............        12
      2     Orbital Sciences Corp. (D)(G).....................        44
     12     Photronics, Inc. (D)..............................       174
     10     RC2 Corp. (D)(G)..................................       392
      3     Rudolph Technologies, Inc. (D)....................        48
      2     SauerDanfoss, Inc. (G)............................        48
      4     Steinway Musical Instruments (G)..................       128
     --     Tennant Co. (G)...................................         7
                                                                ---------
                                                                   6,490
                                                                ---------
            CONSUMER CYCLICAL -- 14.7%
      6     99 Cents Only Stores (D)(G).......................        84
      1     A.M. Castle & Co. (G).............................        29
     10     Adaptec, Inc. (D)(G)..............................        38
      6     AFC Enterprises, Inc. (D)(G)......................       102
     21     Aftermarket Technology Corp. (D)..................       623
      7     Agilysys, Inc. ...................................       146
     --     AMREP Corp. (G)...................................        14
     --     Ariba, Inc. (D)(G)................................         4
      9     Arvinmeritor, Inc. (G)............................       191
     --     Asbury Automotive Group (G).......................         7
     10     Blockbuster, Inc. Class A (D)(G)..................        43
      1     BlueLinx Holdings, Inc. (G).......................         7
     34     Borders Group, Inc. (G)...........................       650
      5     BorgWarner, Inc. (G)..............................       430
      5     Brookfield Homes Corp. (G)........................       151
      4     Brown Shoe Co., Inc. .............................        86
     --     Building Materials Holdings Corp. (G).............         3
      1     Casey's General Stores, Inc. (G)..................        30
      1     CEC Entertainment, Inc. (D).......................        49
      4     Charming Shoppes, Inc. (D)(G).....................        44
      9     Chemed Corp. .....................................       617
     30     Cherokee, Inc. (G)................................     1,089
      1     Columbia Sportswear Co. (G).......................        89
      4     Compx International, Inc. (G).....................        70
     --     Core-Mark Holding Co., Inc. (D)...................         4
     10     CSK Automotive Corp. (D)(G).......................       182
      3     Domino's Pizza, Inc. (G)..........................        57
      6     Dress Barn, Inc. (D)..............................       123
      5     Dycom Industries, Inc. (D)(G).....................       138
      3     EMCOR Group, Inc. (D).............................       197
     18     Fred's, Inc. (G)..................................       234
      6     FTD Group, Inc. (G)...............................       101
     19     Group 1 Automotive, Inc. (G)......................       754
      5     Hot Topic, Inc. (D)...............................        57
     31     Huttig Building Products, Inc. (D)................       235
      1     i2 Technologies, Inc. (D)(G)......................        11
     14     ICU Medical, Inc. (D)(G)..........................       584
      6     Insight Enterprises, Inc. (D).....................       144
      2     Jack in the Box, Inc. (D)(G)......................       156
      1     Jo-Ann Stores, Inc. (D)(G)........................        17
      2     Kellwood Co. (G)..................................        68
      3     Lear Corp. (D)(G).................................       114
      5     Maidenform Brands, Inc. (D)(G)....................        91

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                         VALUE (W)
---------                                                       ---------
COMMON STOCK -- (CONTINUED)
            CONSUMER CYCLICAL -- (CONTINUED)
     51     McGrath RentCorp (G)..............................  $  1,732
      1     Meritage Homes Corp. (D)(G).......................        21
      1     Nash Finch Co. (G)................................        30
     30     Owens & Minor, Inc. (G)...........................     1,048
     --     Pantry, Inc. (D)..................................         5
      4     Papa John's International, Inc. (D)(G)............       127
      6     Payless ShoeSource, Inc. (D)(G)...................       192
     11     Performance Food Group Co. (D)(G).................       357
      1     Perini Corp. (D)..................................        62
     22     School Specialty, Inc. (D)(G).....................       766
      1     Standard Motor Products...........................        21
     10     United Stationers, Inc. (D).......................       673
      1     Village Super Market, Inc. .......................        57
      2     Visteon Corp. (D)(G)..............................        17
      5     Warnaco Group, Inc. (D)(G)........................       209
      6     Wolverine World Wide, Inc. (G)....................       164
     37     World Fuel Services Corp. (G).....................     1,573
                                                                ---------
                                                                  14,917
                                                                ---------
            CONSUMER STAPLES -- 2.3%
      2     Boston Beer Co., Inc. Class A (D).................        59
     20     Chattem, Inc. (D)(G)..............................     1,268
      4     Elizabeth Arden, Inc. (D)(G)......................       102
     --     Hain Celestial Group, Inc. (D)(G).................         8
     12     J&J Snack Foods Corp. ............................       464
      2     Reddy Ice Holdings, Inc. (G)......................        43
     --     Seaboard Corp. (G)................................       234
      2     TreeHouse Foods, Inc. (D)(G)......................        56
      1     Universal Corp. (G)...............................        73
                                                                ---------
                                                                   2,307
                                                                ---------
            ENERGY -- 5.0%
      3     Bill Barrett Corp. (D)(G).........................        92
      2     Callon Petroleum Corp. (D)........................        33
     50     Crosstex Energy, Inc. (G).........................     1,439
      2     Energy Partners Ltd. (D)..........................        25
      6     Exco Resources, Inc. (D)(G).......................       105
     --     Forest Oil Corp. (D)..............................         4
     16     Grey Wolf, Inc. (D)...............................       130
      4     Harvest Natural Resources, Inc. (D)(G)............        44
     10     Headwaters, Inc. (D)(G)...........................       176
      3     Laclede Group, Inc. (G)...........................        89
      8     New Jersey Resources Corp. (G)....................       418
     --     Newpark Resources, Inc. (D)(G)....................         3
      1     Nicor, Inc. (G)...................................        34
      4     Northwest Natural Gas Co. (G).....................       194
     12     Oceaneering International, Inc. (D)(G)............       653
     14     Quicksilver Resources, Inc. (D)(G)................       602
      6     Rosetta Resources, Inc. (D)(G)....................       127
      2     South Jersey Industries, Inc. (G).................        67
      1     Southwest Gas Corp. (G)...........................        41
      1     Stone Energy Corp. (D)............................        31
      2     Swift Energy Co. (D)(G)...........................        90
      3     Trico Marine Services, Inc. (D)(G)................       118
      2     Union Drilling, Inc. (D)..........................        34

                                                                 MARKET
 SHARES                                                         VALUE (W)
---------                                                       ---------
            ENERGY -- (CONTINUED)
     10     WD40 Co. .........................................  $    339
      4     WGL Holdings, Inc. (G)............................       131
                                                                ---------
                                                                   5,019
                                                                ---------
            FINANCE -- 24.5%
     --     AMCORE Financial, Inc. (G)........................        12
      8     American Equity Investment Life Holding Co. (G)...       101
     12     American Financial Realty Trust (G)...............       125
      8     American Home Mortgage Investment Corp. (G).......       145
      2     American Physicians Capital, Inc. (D)(G)..........        69
      2     Amerigroup Corp. (D)..............................        43
     14     Anthracite Capital, Inc. (G)......................       159
      1     Anworth Mortgage Asset Corp. .....................        10
      3     Apollo Investment Corp. (G).......................        69
      2     Arbor Realty Trust................................        52
     90     Ares Capital Corp. (G)............................     1,516
      1     Argonaut Group, Inc. (G)..........................        16
     10     Ashford Hospitality (G)...........................       115
     10     Aspen Insurance Holdings Ltd. (G).................       267
      1     Asta Funding, Inc. ...............................        54
      2     Authorize.Net Holdings, Inc. (D)..................        27
      2     Avatar Holdings, Inc. (D)(G)......................       162
     --     Bancfirst Corp. (G)...............................        13
      1     Bankunited Financial Corp Class A (G).............        16
      2     Berkshire Hills Bancorp, Inc. ....................        60
     19     Boston Private Financial Holdings, Inc. (G).......       511
      6     Capital Lease Fund (G)............................        66
      1     Capitol Bancorp Ltd. (G)..........................        19
     65     Cathay General Bancorp (G)........................     2,176
      8     Centene Corp. (D).................................       171
     10     Centennial Bank Holdings, Inc. (D)(G).............        82
      1     Center Financial Corp. ...........................         8
      3     Central Pacific Financial Corp. ..................        82
      1     Chemical Financial Corp. (G)......................        18
      3     Chittenden Corp. (G)..............................       105
     11     Citizens Republic Bancorp, Inc. (G)...............       202
     --     City Holding Co. .................................         4
      1     Community Trust Bancorp, Inc. (G).................        16
      1     CompuCredit Corp. (D)(G)..........................        28
     62     Corus Bankshares, Inc. (G)........................     1,061
     49     CVB Financial Corp. (G)...........................       545
      6     Diamondrock Hospitality (G).......................       120
      3     Dime Community Bancshares.........................        33
      1     Education Realty Trust, Inc. (G)..................        20
     24     Entertainment Properties Trust (G)................     1,275
      5     FBL Financial Group Class A.......................       177
     25     Financial Federal Corp. (G).......................       745
     11     First BanCorp Puerto Rico.........................       125
      7     First Charter Corp. (G)...........................       140
     --     First Commonwealth Financial Corp. (G)............         2
      1     First Community Bancshares (G)....................        19
      3     First Indiana Corp. (G)...........................        62
      4     First Industrial Realty Trust, Inc. (G)...........       167
      3     First Merchants Corp. (G).........................        72
      2     First Mercury Financial Corp. (FMR) (D)...........        50
      3     First Midwest Bancorp, Inc. (G)...................        99

The accompanying notes are an integral part of these financial statements.

 HARTFORD SMALLCAP VALUE HLS FUND

 JUNE 30, 2007 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                         VALUE (W)
---------                                                       ---------
COMMON STOCK -- (CONTINUED)
            FINANCE -- (CONTINUED)
      8     First Niagara Financial Group, Inc. (G)...........  $    101
      5     First Place Financial (G).........................        97
      1     First Source Corp. (G)............................        15
      3     FirstFed Financial Corp. (D)(G)...................       182
      7     Flagstone Reinsurance Holdings (D)................        93
     12     FNB Corp. (G).....................................       192
      4     FPIC Insurance Group, Inc. (D)(G).................       163
      4     Franklin Bank Corp. (D)(G)........................        54
     20     Friedman Billings Ramsey Group, Inc. (G)..........       111
      5     Gramercy Capital Corp. (G)........................       146
      3     Great Southern Bancorp, Inc. (G)..................        81
      2     Harleysville Group, Inc. (G)......................        77
     14     Hersha Hospitality Trust (G)......................       169
     --     HFF, Inc. (D).....................................         5
     --     Highwoods Properties, Inc. (G)....................         4
      7     Horace Mann Educators Corp. (G)...................       144
      2     Horizon Financial Corp. ..........................        49
     12     Impac Mortgage Holdings, Inc. (G).................        53
      7     Independent Bank Corp. (G)........................       122
      4     Innkeepers USA Trust..............................        78
      3     Integra Bank Corp. (G)............................        67
     21     International Bancshares Corp. (G)................       543
      1     IPC Holdings Ltd. ................................        16
      8     Irwin Financial Corp. ............................       124
      3     ITLA Capital Corp. (G)............................       156
      8     JER Investors Trust, Inc. (G).....................       121
      1     Knight Capital Group, Inc. (D)(G).................        22
      9     LaBranche & Co., Inc. (D)(G)......................        64
      2     Lakeland Bancorp, Inc. (G)........................        31
      4     Macatawa Bankcorp (G).............................        59
      2     MainSource Financial Group, Inc. (G)..............        37
    103     MCG Capital Corp. (G).............................     1,639
     11     Medical Properties Trust, Inc. (G)................       148
      8     MFA Mortgage Investments, Inc. ...................        60
      2     Midland Co. (G)...................................       108
     35     National Financial Partners Corp. (G).............     1,612
      4     Navigators Group, Inc. (D)........................       189
      5     NetBank, Inc. (G).................................         1
      4     Newcastle Investment Corp. (G)....................       105
      7     NGP Capital Resources Co. (G).....................       124
     17     Novastar Financial, Inc. (G)......................       121
      3     NYMAGIC, Inc. (G).................................       113
      4     Odyssey Re Holdings Corp. (G).....................       184
     11     Old National Bankcorp (G).........................       181
      3     Omega Financial Corp. (G).........................        75
     --     Omega Healthcare Investors........................         2
     14     Oriental Financial Group, Inc. (G)................       156
      1     Pacific Capital Bancorp (G).......................        27
     11     Partners Trust Financial Group, Inc. (G)..........       114
      5     Penn Real Estate Investment Trust.................       217
      2     Peoples Bancorp, Inc. (G).........................        54
     15     Phoenix Cos.......................................       221
      1     Piper Jaffray Cos. (D)............................        45
      6     PMA Capital Corp. Class A (D).....................        66
     13     Prosperity Bancshares, Inc. (G)...................       426
      1     Provident Bankshares Corp. .......................        39

                                                                 MARKET
 SHARES                                                         VALUE (W)
---------                                                       ---------
            FINANCE -- (CONTINUED)
      7     Provident Financial Services, Inc. (G)............  $    113
      3     Ramco-Gershenson Properties Trust (G).............        97
      1     Renasant Corp. (G)................................        30
      1     Rent-A-Center, Inc. (D)(G)........................        34
      1     Resource Capital Corp. (G)........................         7
      1     Sandy Spring Bancorp, Inc. (G)....................        25
      3     Santander BanCorp.................................        50
      1     SCBT Financial Corp. (G)..........................        19
      3     Seabright Insurance Holdings (D)..................        56
     25     Selective Insurance Group.........................       675
      9     Senior Housing Properties Trust (G)...............       185
      3     Simmons First National Corp. (G)..................        94
      4     Spirit Finance Corp. .............................        58
      9     StanCorp Financial Group, Inc. ...................       467
      2     State Automotive Financial Corp. (G)..............        61
      4     Sterling Bancshares, Inc. (G).....................        49
      3     Sterling Financial Corp. .........................        32
     --     Sunstone Hotel Investors, Inc. ...................         8
     29     Superior Bancorp (D)(G)...........................       295
      7     Susquehanna Bancshares, Inc. (G)..................       166
      2     SWS Group, Inc. ..................................        36
      9     Symmetricom, Inc. (D)(G)..........................        76
      2     Taylor Capital Group, Inc. .......................        63
      2     Triad Guaranty, Inc. (D)..........................        84
     18     Trustco Bank Corp. (G)............................       180
      7     Trustmark Corp. ..................................       176
      1     Union Bankshares Corp. (G)........................        14
      4     United Bankshares, Inc. ..........................       114
     12     United Community Financial (G)....................       124
      4     United Fire & Casualty (G)........................       127
     16     UTStarcom, Inc. (D)(G)............................        89
     92     W Holding Co., Inc. (G)...........................       243
      6     Waddell and Reed Financial, Inc. Class A (G)......       148
      5     WesBanco, Inc. (G)................................       156
      2     West Coast Bancorp................................        46
      7     Winston Hotels, Inc. .............................       100
                                                                ---------
                                                                  24,731
                                                                ---------
            HEALTH CARE -- 4.7%
     17     Advanced Medical Optics, Inc. (D)(G)..............       586
      5     Albany Molecular Research, Inc. (D)(G)............        68
      3     Alliance Imaging, Inc. (D)(G).....................        29
      5     Apria Healthcare Group, Inc. (D)(G)...............       130
      6     CONMED Corp. (D)..................................       173
     12     Cooper Co., Inc. (G)..............................       629
      3     Cross Country Healthcare, Inc. (D)................        48
      3     Forrester Research, Inc. (D)(G)...................        79
     23     Landauer, Inc. (G)................................     1,128
     14     Magellan Health Services, Inc. (D)................       671
      2     MedCath Corp. (D)(G)..............................        57
     --     Neurocrine Biosciences, Inc. (D)(G)...............         1
      1     Par Pharmaceutical Cos., Inc. (D)(G)..............        23
      8     Perrigo Co. (G)...................................       155
      1     PharmaNet Development Group, Inc. (D)(G)..........        35
      9     Prestige Brands Holdings, Inc. (D)................       121
      2     Sciele Pharma, Inc. (D)...........................        35
      5     STERIS Corp. .....................................       165

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                         VALUE (W)
---------                                                       ---------
COMMON STOCK -- (CONTINUED)
            HEALTH CARE -- (CONTINUED)
      2     ViroPharma, Inc. (D)(G)...........................  $     30
     21     Young Innovations, Inc. ..........................       601
                                                                ---------
                                                                   4,764
                                                                ---------
            SERVICES -- 14.3%
     22     ABM Industries, Inc. (G)..........................       585
      8     American Greetings Corp. Class A (G)..............       232
      2     Ameristar Casinos, Inc. (G).......................        73
     21     Avid Technology, Inc. (D)(G)......................       742
      1     Belo Corp. Class A (G)............................        12
     16     Business Objects S.A. ADR (D)(G)..................       610
     12     CACI International, Inc. Class A (D)(G)...........       562
      7     Central European Media Enterprises Ltd. (D)(G)....       634
      4     CIBER, Inc. (D)...................................        35
     23     Citadel Broadcasting Corp. (G)....................       151
     25     Computer Services, Inc. ..........................       855
      1     Consolidated Graphics, Inc. (D)...................        48
     36     Corinthian Colleges, Inc. (D)(G)..................       578
      1     Cox Radio, Inc. Class A (D)(G)....................         9
      1     Cumulus Media, Inc. Class A (D)(G)................         7
      3     DynCorp International, Inc. (D)(G)................        64
      4     Entravision Communications Corp. Class A (D)......        41
      5     Foundry Networks, Inc. (D)........................        82
      6     FTI Consulting, Inc. (D)(G).......................       236
      9     G & K Services, Inc. Class A (G)..................       371
     16     Gray Television, Inc. (G).........................       150
      7     Harsco Corp. .....................................       348
      2     Healthspring, Inc. (D)............................        32
      3     Heidrick & Struggles International, Inc. (D)(G)...       154
     61     Inter-Tel, Inc. (G)...............................     1,460
      2     Jackson Hewitt Tax Service, Inc. .................        53
      4     Lee Enterprises, Inc. ............................        88
      8     Lin TV Corp. (D)(G)...............................       145
      1     Lodgian, Inc. (D)(G)..............................         9
      4     Manhattan Associates, Inc. (D)(G).................       103
      1     Mentor Graphics Corp. (D)(G)......................         7
      9     MPS Group, Inc. (D)...............................       118
     36     Navigant Consulting, Inc. (D)(G)..................       668
      5     Perot Systems Corp. Class A (D)...................        90
     27     Plexus Corp. (D)(G)...............................       609
     10     Premiere Global Services, Inc. (D)................       130
      1     Regis Corp. ......................................        23
     12     Spherion Corp. (D)(G).............................       108
      1     Standard Parking Corp. (D)(G).....................        25
     24     Stewart Enterprises, Inc. (G).....................       184
     54     Syntel, Inc. .....................................     1,638
      7     Tetra Technologies, Inc. (D)(G)...................       149
     20     TETRA Technologies, Inc. (D)(G)...................       570
     13     Unifirst Corp. ...................................       573
     62     Unisys Corp. (D)(G)...............................       567
      4     Viad Corp. .......................................       156
      1     Volt Information Sciences, Inc. (D)(G)............        25
      6     Waste Connections, Inc. (D)(G)....................       175
      1     Watson Wyatt Worldwide, Inc. (G)..................        56

                                                                 MARKET
 SHARES                                                         VALUE (W)
---------                                                       ---------
            SERVICES -- (CONTINUED)
     12     Westwood One, Inc. (G)............................  $     87
     --     Wright Express Corp. (D)(G).......................        10
                                                                ---------
                                                                  14,437
                                                                ---------
            TECHNOLOGY -- 8.5%
      1     A.O. Smith Corp. (G)..............................        36
      3     Actel Corp. (D)(G)................................        40
     11     AMETEK, Inc. (G)..................................       425
     23     Benchmark Electronics, Inc. (D)(G)................       511
      1     Bio-Rad Laboratories, Inc. Class A (D)(G).........        91
      2     Checkpoint Systems, Inc. (D)(G)...................        43
     35     Cincinnati Bell, Inc. (D)(G)......................       203
     --     Cirrus Logic, Inc. (D)............................         3
      5     CMGI, Inc. (D)(G).................................        10
     18     Coherent, Inc. (D)(G).............................       549
      7     Consolidated Communications Holdings, Inc. (G)....       158
     27     Credence Systems Corp. (D)(G).....................        96
      3     CSG Systems International, Inc. (D)(G)............        88
      5     Cubic Corp. ......................................       163
      3     Deluxe Corp. (G)..................................       122
      7     Digi International, Inc. (D)(G)...................        96
      1     Eagle Test Systems, Inc. (D)(G)...................        23
     26     Electronics for Imaging, Inc. (D).................       748
      5     Emulex Corp. (D)(G)...............................       116
      8     Extreme Networks, Inc. (D)(G).....................        31
     54     General Communication, Inc. Class A (D)(G)........       693
      3     Genesis Microchip, Inc. (D)(G)....................        25
      9     GrafTech International Ltd. (D)(G)................       152
     --     Greatbatch, Inc. (D)(G)...........................         6
     12     Harris Interactive, Inc. (D)(G)...................        62
      2     Infospace, Inc. (G)...............................        35
      6     Interactive Data Corp. (G)........................       155
     --     Interwoven, Inc. (D)..............................         4
      4     iPass, Inc. (D)(G)................................        20
      1     Kemet Corp. (D)...................................        10
     13     Komag, Inc. (D)(G)................................       424
      2     Littelfuse, Inc. (D)..............................        68
     11     Methode Electronics, Inc. (G).....................       167
     42     MSC.Software Corp. (D)(G).........................       569
      9     Palm, Inc. (D)(G).................................       149
      2     Park Electrochemical Corp. .......................        42
      5     Pegasystems, Inc. (G).............................        56
      4     Pericom Semiconductor Corp. (D)(G)................        48
     13     Quantum Corp. (D)(G)..............................        41
      1     Regal-Beloit Corp. (G)............................        47
     18     RF Micro Devices, Inc. (D)(G).....................       110
      8     Roper Industries, Inc. (G)........................       468
     16     Schwak, Inc. (G)..................................       320
     24     Silicon Storage Technology, Inc. (D)(G)...........        88
      9     SonicWALL, Inc. (D)...............................        77
      4     Spectrum Brands, Inc. (D)(G)......................        28
      6     Surewest Communications (G).......................       161
      9     Sybase, Inc. (D)(G)...............................       205
     13     Sycamore Networks, Inc. (D).......................        50
      3     Syniverse Holdings, Inc. (D)......................        36
     14     Tibco Software, Inc. (D)..........................       129
     10     TriQuint Semiconductor, Inc. (D)(G)...............        49
      1     TTM Technologies, Inc. (D)........................         9

The accompanying notes are an integral part of these financial statements.

 HARTFORD SMALLCAP VALUE HLS FUND

 JUNE 30, 2007 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                         VALUE (W)
---------                                                       ---------
COMMON STOCK -- (CONTINUED)
            TECHNOLOGY -- (CONTINUED)
     11     United Online, Inc. ..............................  $    180
      4     USA Mobility, Inc. (G)............................        99
      3     Varian, Inc. (D)..................................       175
      3     Vignette Corp. (D)(G).............................        50
      4     Zoran Corp. (D)...................................        74
                                                                ---------
                                                                   8,633
                                                                ---------
            TRANSPORTATION -- 4.7%
      3     Atlas Air Worldwide Holdings, Inc. (D)(G).........       189
      4     ExpressJet Holdings, Inc. (D)(G)..................        24
      7     General Maritime Corp. ...........................       174
      4     Gulfmark Offshore, Inc. (D)(G)....................       195
      5     Heartland Express, Inc. (G).......................        83
      2     Hornbeck Offshore Services, Inc. (D)(G)...........        89
     43     Landstar System, Inc. ............................     2,089
      3     Polaris Industries, Inc. (G)......................       135
      7     Republic Airways Holdings, Inc. (D)(G)............       132
      1     SkyWest, Inc. (G).................................        19
     11     Thor Industries, Inc. (G).........................       497
      8     Tsakos Energy Navigation Ltd. (G).................       587
     15     USA Truck, Inc. (D)(G)............................       241
      9     Winnebago Industries, Inc. (G)....................       272
                                                                ---------
                                                                   4,726
                                                                ---------
            UTILITIES -- 1.8%
      3     Black Hills Corp. (G).............................       111
      6     El Paso Electric Co. (D)(G).......................       157
      1     Empire District Electric Co. .....................        20
      4     IDACORP, Inc. (G).................................       125
     10     ITC Holdings Corp. (G)............................       406
     25     Pike Electric Corp. (D)(G)........................       567
      8     PNM Resources, Inc. (G)...........................       209
     --     Portland General Electric Co. (G).................        11
     10     Westar Energy, Inc. (G)...........................       231
                                                                ---------
                                                                   1,837
                                                                ---------
            Total common stock
              (cost $88,672)..................................  $ 97,068
                                                                ---------
PRINCIPAL
AMOUNT
---------
 SHORT-TERM INVESTMENTS -- 32.8%
            FINANCE -- 4.0%
 $  417     Federated Investors Prime Obligations Fund,
              Current Rate -- 4.47%...........................       416
  2,181     State Street Bank Money Market Fund...............  $  2,182
            UBS Americas Commercial Paper
  1,400     5.35%, 07/02/2007.................................     1,400
                                                                ---------
                                                                   3,998
                                                                ---------
SHARES
---------
            SECURITIES PURCHASED WITH PROCEEDS FROM SECURITY
            LENDING -- 28.8%
            CASH COLLATERAL REINVESTMENT FUND:
 29,026     Navigator Prime Portfolio.........................  $ 29,026
                                                                ---------
PRINCIPAL                                                       MARKET
AMOUNT                                                          VALUE (W)
---------                                                       ---------
            U.S. TREASURY SECURITIES:
            U.S. Treasury Bond
     --     2.38%, 01/15/2027.................................        --
 $    1     3.63%, 04/15/2028.................................         2
     --     3.88%, 04/15/2029.................................        --
      8     6.00%, 08/15/2023.................................         9
            U.S. Treasury Note
     --     0.88%, 04/15/2010.................................        --
      1     1.88%, 07/15/2015.................................         1
      1     2.38%, 04/15/2011.................................         1
     31     2.50%, 07/15/2016.................................        31
     --     3.50%, 01/15/2011.................................        --
     --     4.75%, 02/15/2010.................................        --
            U.S. Treasury Strip
    145     5.07%, 05/15/2017.................................        87
      1     5.11%, 05/15/2030.................................        --
            U.S. Treasury Strip
     --     5.23%, 08/15/2023.................................        --
     --     5.24%, 11/15/2021.................................        --
                                                                ---------
                                                                     131
                                                                ---------
                                                                  29,157
                                                                ---------
            Total short-term investments
              (cost $33,155)..................................  $ 33,155
                                                                ---------

            Total investments
              (cost $121,827) (C).............................  128.8%    $130,223
            Other assets and liabilities......................  (28.8)%    (29,097)
                                                                -----     --------
            Total net assets..................................  100.0%    $101,126
                                                                =====     ========

Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 0.60% of total net assets at June 30, 2007.

  (C)At June 30, 2007, the cost of securities for federal income tax purposes was $121,868 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

      Unrealized Appreciation........................  $ 12,471
      Unrealized Depreciation........................    (4,116)
                                                       --------
      Net Unrealized Appreciation....................  $  8,355
                                                       ========

  (D)Currently non-income producing.

 (G) Security is partially on loan at June 30, 2007.

     FUTURES CONTRACTS OUTSTANDING AT JUNE 30, 2007

                                                                    UNREALIZED
                            NUMBER OF               EXPIRATION    APPRECIATION/
      DESCRIPTION           CONTRACTS*   POSITION      MONTH      (DEPRECIATION)
      -----------           ----------   --------   ----------    --------------
      Russell Mini Futures      5         Long      Sept., 2007        $(1)
      * The number of contracts does not omit 000's.

     Cash of $16 was pledged as initial margin deposit for open futures contracts at June 30, 2007.

  (W)See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

 HARTFORD STOCK HLS FUND

 SCHEDULE OF INVESTMENTS
 JUNE 30, 2007 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                  MARKET
 SHARES                                                         VALUE (W)
---------                                                       ----------
 COMMON STOCK -- 99.7%
            BASIC MATERIALS -- 4.1%
     973    Alcoa, Inc. ......................................  $   39,432
     598    Cameco Corp. (G)..................................      30,342
     830    E.I. DuPont de Nemours & Co. .....................      42,177
     567    Freeport-McMoRan Copper & Gold, Inc. (G)..........      46,951
   1,177    Newmont Mining Corp. .............................      45,989
     935    Uranium One, Inc. (D).............................      11,915
                                                                ----------
                                                                   216,806
                                                                ----------
            CAPITAL GOODS -- 0.9%
     583    Caterpillar, Inc. (G).............................      45,641
                                                                ----------
            CONSUMER CYCLICAL -- 6.3%
     814    Best Buy Co., Inc. ...............................      38,003
  10,986    Buck Holdings L.P. (A)(D)(H)......................       9,887
   2,088    Circuit City Stores, Inc. (G).....................      31,486
   2,251    D.R. Horton, Inc. (G).............................      44,863
   1,488    Home Depot, Inc. .................................      58,537
   2,273    Lowe's Cos., Inc. ................................      69,749
     681    Supervalu, Inc. ..................................      31,539
     964    Wal-Mart Stores, Inc. ............................      46,354
                                                                ----------
                                                                   330,418
                                                                ----------
            CONSUMER STAPLES -- 7.2%
     683    Bunge Ltd. Finance Corp. (G)......................      57,688
       8    Japan Tobacco, Inc. (A)...........................      41,632
     916    Kraft Foods, Inc. (G).............................      32,299
   1,479    PepsiCo, Inc. (G).................................      95,907
   2,477    Procter & Gamble Co. .............................     151,568
                                                                ----------
                                                                   379,094
                                                                ----------
            ENERGY -- 8.4%
     760    Chesapeake Energy Corp. (G).......................      26,282
     204    CNOOC Ltd. ADR (G)................................      23,227
     366    ConocoPhillips Holding Co. (G)....................      28,755
     750    EnCana Corp. .....................................      46,081
     923    Exxon Mobil Corp. ................................      77,379
   1,553    Halliburton Co. (G)...............................      53,572
   1,778    OAO Gazprom ADR (G)(K)............................      74,503
   1,439    Occidental Petroleum Corp. .......................      83,278
     413    XTO Energy, Inc. (G)..............................      24,845
                                                                ----------
                                                                   437,922
                                                                ----------
            FINANCE -- 23.3%
   5,719    Akbank T.A.S. (A)(G)..............................      31,585
   1,846    American International Group, Inc. ...............     129,289
   6,926    Amvescap plc (A)..................................      89,245
   2,228    Bank of America Corp. ............................     108,918
     933    Bank of New York Co., Inc. .......................      38,647
   1,464    Capital One Financial Corp. (G)...................     114,860
   2,442    Citigroup, Inc. ..................................     125,229
     756    Commerce Bancorp, Inc. (G)........................      27,963
   1,440    Countrywide Financial Corp. ......................      52,355
   1,677    E*Trade Financial Corp. (D).......................      37,039
     333    Goldman Sachs Group, Inc. ........................      72,178
   1,097    ING Groep N.V. ADR (G)............................      48,222
     381    Julius Baer Holding Ltd. (A)......................      27,246
       2    Mitsubishi UFJ Financial Group, Inc. (A)..........      26,516
   1,055    State Street Corp. (G)............................      72,176
   1,068    UBS AG............................................      64,116

                                                                  MARKET
 SHARES                                                         VALUE (W)
---------                                                       ----------
            FINANCE -- (CONTINUED)
   2,062    UnitedHealth Group, Inc. .........................  $  105,461
   2,391    Western Union Co. ................................      49,802
                                                                ----------
                                                                 1,220,847
                                                                ----------
            HEALTH CARE -- 9.4%
     448    AstraZeneca plc (A)...............................      24,026
   3,693    Elan Corp. plc ADR (D)............................      80,981
   1,694    Eli Lilly & Co. ..................................      94,678
     704    Genentech, Inc. (D)...............................      53,287
     418    Merck & Co., Inc. ................................      20,816
   1,279    Sanofi-Aventis S.A. ADR...........................      51,509
   1,837    Schering-Plough Corp. ............................      55,918
   1,628    Shionogi & Co., Ltd. (A)..........................      26,537
   1,455    Wyeth.............................................      83,407
                                                                ----------
                                                                   491,159
                                                                ----------
            SERVICES -- 8.7%
   2,667    Comcast Corp. Class A (D)(G)......................      74,999
     735    KBR, Inc. (D)(G)..................................      19,279
     485    Monster Worldwide, Inc. (D).......................      19,925
   3,669    Time Warner, Inc. ................................      77,200
   1,554    United Parcel Service, Inc. Class B (G)...........     113,464
   1,075    Viacom, Inc. Class B (D)..........................      44,744
   1,550    Waste Management, Inc. ...........................      60,543
   3,634    XM Satellite Radio Holdings, Inc. Class A
              (D)(G)..........................................      42,770
                                                                ----------
                                                                   452,924
                                                                ----------
            TECHNOLOGY -- 30.1%
     790    Activision, Inc. (D)(G)...........................      14,744
     732    Apple, Inc. (D)...................................      89,297
   1,993    AT&T, Inc. .......................................      82,726
   5,642    Cisco Systems, Inc. (D)...........................     157,124
   2,136    Corning, Inc. (D).................................      54,577
   1,600    Dell, Inc. (D)....................................      45,693
   2,389    EMC Corp. (D)(G)..................................      43,243
   3,605    Flextronics International Ltd. (D)(G).............      38,934
   6,815    General Electric Co. .............................     260,882
     227    Google, Inc. (D)..................................     118,598
   4,569    Intel Corp. ......................................     108,548
   1,600    Maxim Integrated Products, Inc. ..................      53,443
   1,982    Medtronic, Inc. ..................................     102,766
   2,348    Network Appliance, Inc. (D)(G)....................      68,562
     294    NII Holdings, Inc. Class B (D)(G).................      23,705
     158    Research In Motion Ltd. ADR (D)...................      31,658
   5,464    Sprint Nextel Corp. (G)...........................     113,157
   1,710    Texas Instruments, Inc. (G).......................      64,362
     543    Whirlpool Corp. ..................................      60,404
   1,631    Yahoo!, Inc. (D)..................................      44,238
                                                                ----------
                                                                 1,576,661
                                                                ----------
            UTILITIES -- 1.3%
     194    E.On AG (A)(G)....................................      32,498
     973    Renewable Energy Corp. AS (A)(D)..................      37,663
                                                                ----------
                                                                    70,161
                                                                ----------
            Total common stock
              (cost $4,784,694)...............................  $5,221,633
                                                                ----------

The accompanying notes are an integral part of these financial statements.

 HARTFORD STOCK HLS FUND

 JUNE 30, 2007 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

PRINCIPAL                                                        MARKET
 AMOUNT                                                         VALUE (W)
---------                                                       ----------
 SHORT-TERM INVESTMENTS -- 5.8%
            REPURCHASE AGREEMENTS -- 0.3%
            Banc of America Securities Joint Repurchase
              Agreement (maturing on 07/02/2007 in the amount
              of $22, collateralized by U.S. Treasury Note,
              12.00%, 2013, value of $23)
 $    22      4.25% dated 07/02/2007..........................  $       22
            Banc of America Securities TriParty Joint
              Repurchase Agreement (maturing on 07/02/2007 in
              the amount of $3,259, collateralized by FNMA,
              5.00%, 2035, value of $3,323)
   3,258      5.36% dated 07/02/2007..........................       3,258
            Deutsche Bank Securities TriParty Joint Repurchase
              Agreement (maturing on 07/02/2007 in the amount
              of $8,650, collateralized by FHLMC,
              4.50% -- 6.50%, 2019 -- 2037, value of $8,819)
   8,646      5.36% dated 07/02/2007..........................       8,646
            UBS Securities, Inc. TriParty Joint Repurchase
              Agreement (maturing on 07/02/2007 in the amount
              of $5,349, collateralized by FNMA,
              4.50% -- 6.50%, 2020 -- 2037, value of $5,453)
   5,347      5.37% dated 07/02/2007..........................       5,347
                                                                ----------
                                                                    17,273
                                                                ----------
 SHARES
---------
            SECURITIES PURCHASED WITH PROCEEDS FROM SECURITY
            LENDING -- 5.5%
            CASH COLLATERALREINVESTMENT FUND:
 270,326    Navigator Prime Portfolio.........................     270,326
                                                                ----------
PRINCIPAL
 AMOUNT
---------
            U.S. TREASURY SECURITIES:
            U.S. Treasury Bond
 $ 3,700      2.00%, 01/15/2026...............................       3,523
       5      2.38%, 01/15/2025...............................           6
   1,642      3.63%, 04/15/2028...............................       2,449
     110      3.88%, 04/15/2029...............................         168
            U.S. Treasury Note
     342      0.88%, 04/15/2010...............................         355
       7      1.63%, 01/15/2015...............................           7
   1,963      1.88%, 07/15/2013 -- 07/15/2015.................       2,136
      29      2.00%, 04/15/2012 -- 01/15/2016.................          29
   2,370      2.38%, 04/15/2011 -- 01/15/2017.................       2,336
   3,707      2.50%, 07/15/2016...............................       3,690
     130      3.50%, 01/15/2011...............................         161
                                                                ----------
                                                                    14,860
                                                                ----------
                                                                   285,186
                                                                ----------
            Total short-term investments
              (cost $302,459).................................  $  302,459
                                                                ----------

            Total investments
              (cost $5,087,153) (C)...........................  105.5%    $5,524,092
            Other assets and liabilities......................   (5.5)%     (288,403)
                                                                -----     ----------
            Total net assets..................................  100.0%    $5,235,689
                                                                =====     ==========

Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 15.27% of total net assets at June 30, 2007.

  (C)At June 30, 2007, the cost of securities for federal income tax purposes was $5,129,441 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

      Unrealized Appreciation.......................  $ 520,145
      Unrealized Depreciation.......................   (125,494)
                                                      ---------
      Net Unrealized Appreciation...................  $ 394,651
                                                      =========

 (A) The aggregate value of securities valued in good faith at fair value by, or under the direction of, the Funds' Board of Directors at June 30, 2007, was $346,835, which represents 6.62% of total net assets.

  (D)Currently non-income producing.

 (G) Security is partially on loan at June 30, 2007.

 (K) Securities contain some restrictions as to public resale. These securities comply with Regulation S, rules governing offers and sales made outside the United States without registration under the Securities Act of 1933, and are determined to be liquid. At June 30, 2007, the market value of these securities amounted to $74,503 or 1.42% of net assets.

 (H) The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

       PERIOD
      ACQUIRED  SHARES/PAR         SECURITY         COST BASIS
      --------  ----------         --------         ----------
      06/2007     10,986       Buck Holdings L.P.    $10,997

     The aggregate value of these securities at June 30, 2007 was $9,887 which represents 0.19% of total net assets.

  (W)See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

     FORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING AT JUNE 30, 2007

                                                                UNREALIZED
                              MARKET    CONTRACT              APPRECIATION/
      DESCRIPTION             VALUE      AMOUNT    DELIVERY   (DEPRECIATION)
      -----------            --------   --------   --------   --------------
      British Pound (Buy)     $1,853     $1,844    07/02/07        $ 9
      Swiss Franc (Buy)        9,927      9,876    07/02/07         51
                                                                   ---
                                                                   $60
                                                                   ===

The accompanying notes are an integral part of these financial statements.

 HARTFORD TOTAL RETURN BOND HLS FUND

 SCHEDULE OF INVESTMENTS
 JUNE 30, 2007 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                      MARKET
   SHARES                                                            VALUE (W)
-------------                                                       -----------
COMMON STOCK -- 0.0%
                TECHNOLOGY -- 0.0%
           --   XO Holdings, Inc. (D)(G)(H).......................  $        --
                                                                    -----------
                Total common stock
                  (cost $0).......................................  $        --
                                                                    -----------
WARRANTS -- 0.0%
                TECHNOLOGY -- 0.0%
           --   Ntelos, Inc. (D)(H)...............................  $        --
                                                                    -----------
                Total warrants
                  (cost $1).......................................  $        --
                                                                    -----------
  PRINCIPAL
   AMOUNT
-------------
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES -- 13.3%
                FINANCE -- 13.1%
                ACT Depositor Corp.
$       9,450     5.43%, 09/22/2041 (I)(L)........................  $     8,948
                Banc of America Commercial Mortgage, Inc.
        2,695     4.43%, 11/10/2039...............................        2,577
       90,957     4.52%, 09/11/2036 (I)(P)#.......................        2,842
                Banc of America Securities Automotive Trust
        5,880     4.49%, 02/18/2013...............................        5,824
                Bayview Commercial Asset Trust
       49,853     7.00%, 07/25/2037 (H)(P)........................        7,143
                Bayview Financial Acquisition Trust
        4,430     6.97%, 05/28/2037 (L)...........................        4,467
                Bear Stearns Commercial Mortgage Securities, Inc.
           10     2.96%, 08/13/2039...............................           10
       75,139     4.07%, 07/11/2042 (P)#..........................        2,205
       58,968     4.12%, 11/11/2041 (P)#..........................        1,488
      129,989     5.50%, 02/11/2041 (I)(P)#.......................        2,174
       15,790     5.58%, 09/11/2041...............................       15,410
                Capital Automotive Receivables Asset Trust
        2,950     5.77%, 05/20/2010 (I)...........................        2,954
        3,850     6.15%, 04/20/2011 (I)...........................        3,873
                CBA Commercial Small Balance Commercial Mortgage
      145,392     7.00%, 07/25/2035 -- 06/25/2038 (H)(P)#.........        8,458
                Citibank Credit Card Issuance Trust
       12,560     5.70%, 05/15/2013...............................       12,481
                Citigroup Commercial Mortgage Trust
        8,050     5.25%, 04/15/2040...............................        7,949
       10,145     5.41%, 10/15/2049...............................        9,924
                Citigroup Mortgage Loan Trust, Inc.
           --     0.00%, 01/25/2037 (A)(I)(M).....................           --
        1,387     12.00%, 01/25/2037 (I)(M).......................        3,790
                Countrywide Asset-Backed Certificates
        1,753     5.46%, 07/25/2035...............................        1,727

  PRINCIPAL                                                           MARKET
   AMOUNT                                                            VALUE (W)
-------------                                                       -----------
                FINANCE -- (CONTINUED)
                Credit Suisse Mortgage Capital Certificates
$       7,816     5.83%, 06/15/2038 (L)...........................  $     7,823
                Credit-Based Asset Servicing and Securitization
                  LLC
        4,735     5.86%, 04/25/2037...............................        4,655
                CS First Boston Mortgage Securities Corp.
        1,382     2.08%, 05/15/2038...............................        1,360
        1,835     4.51%, 07/15/2037...............................        1,788
                DB Master Finance LLC
       12,470     5.78%, 06/20/2031 (I)...........................       12,500
                First Horizon Mortgage Pass-Through Trust
       64,991     5.86%, 05/25/2037 (L)...........................       64,807
                Ford Credit Automotive Owner Trust
        4,940     5.30%, 06/15/2012...............................        4,886
                GE Business Loan Trust
      344,101     6.14%, 05/15/2034 (H)(P)#.......................        3,678
        9,612     6.32%, 05/15/2034 (I)(L)........................        9,612
                GE Capital Commercial Mortgage Corp.
       19,150     5.68%, 12/10/2049 (L)...........................       18,805
                Goldman Sachs Mortgage Securities Corp. II
      166,002     4.38%, 08/10/2038 (I)(P)#.......................        1,544
                Green Tree Financial Corp.
        1,568     7.24%, 06/15/2028...............................        1,622
                Home Equity Asset Trust
        1,470     4.75%, 06/27/2035 (H)...........................          882
        7,575     6.27%, 07/25/2037 (L)...........................        7,674
                JP Morgan Automotive Receivable Trust
        1,675     12.88%, 03/15/2012 (A)(P).......................        1,695
                JP Morgan Chase Commercial Mortgage Security Corp.
      653,595     4.82%, 08/12/2037 (P)#..........................        2,412
       10,420     4.87%, 03/15/2046...............................       10,075
       21,450     5.00%, 10/15/2042 (L)...........................       20,265
      471,605     5.42%, 05/12/2045 (P)#..........................       11,164
        4,140     5.44%, 12/12/2044...............................        4,127
       20,090     5.54%, 12/12/2043 (L)...........................       19,308
                LB-UBS Commercial Mortgage Trust
       18,200     5.22%, 02/15/2031 (L)...........................       17,387
       14,725     5.41%, 09/15/2039 (L)...........................       14,183
        4,750     5.45%, 11/15/2038 (L)...........................        4,547
       11,890     5.48%, 11/15/2038 (L)...........................       11,384
                Lehman Brothers Small Balance Commercial
        6,335     5.52%, 09/25/2030 (I)...........................        6,214
        5,180     5.62%, 09/25/2036 (I)...........................        5,069
                Marlin Leasing Receivables LLC
       13,390     5.33%, 09/16/2013 (I)...........................       13,324
                MBNA Credit Card Master Note Trust
       13,950     4.50%, 01/15/2013 (G)...........................       13,614

The accompanying notes are an integral part of these financial statements.

 HARTFORD TOTAL RETURN BOND HLS FUND

 JUNE 30, 2007 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

  PRINCIPAL                                                           MARKET
   AMOUNT                                                            VALUE (W)
-------------                                                       -----------
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES -- (CONTINUED)
                FINANCE -- (CONTINUED)
                Merrill Lynch Mortgage Trust
$      63,757     3.96%, 10/12/2041 (I)(P)#.......................  $     1,804
        1,834     4.56%, 06/12/2043...............................        1,787
      239,831     4.57%, 06/12/2043 (P)#..........................        5,920
                Merrill Lynch/Countrywide Commercial Mortgage
                  Trust
       21,500     5.20%, 12/12/2049...............................       20,407
       14,725     5.46%, 07/12/2046 (L)...........................       14,223
        9,920     5.91%, 06/12/2046 (L)...........................        9,994
                Morgan Stanley Automotive Loan Trust
        1,053     5.00%, 03/15/2012 (I)...........................        1,052
                Morgan Stanley Capital I
          581     7.56%, 04/30/2039 (I)(L)........................          581
                Morgan Stanley Dean Witter Capital I
       73,119     0.46%, 08/25/2032 (A)(H)(P).....................           --
       25,413     8.05%, 08/25/2032 (H)(P)........................           37
                Nationstar Home Equity Loan Trust
        3,642     9.97%, 03/25/2037 (I)(L)........................        3,642
                Option One Mortgage Loan Trust -- Class M6
        3,875     6.99%, 03/25/2037...............................        3,801
                Option One Mortgage Loan Trust -- Class M7
        2,575     6.99%, 03/25/2037...............................        2,219
                Option One Mortgage Loan Trust -- Class M8
        2,525     6.99%, 03/25/2037...............................        1,962
                Popular ABS Mortgage Pass-Through Trust
        3,775     4.75%, 12/25/2034...............................        3,602
        3,180     5.42%, 04/25/2035...............................        3,109
                Providian Gateway Master Trust
        6,625     3.35%, 09/15/2011 (I)...........................        6,598
                Renaissance Home Equity Loan Trust
        4,670     5.36%, 05/25/2035...............................        4,562
        6,480     5.75%, 05/25/2036 (L)...........................        6,329
                Renaissance Home Equity Loan Trust, Class M7
        2,800     7.50%, 04/25/2037...............................        2,594
                Soundview NIM Trust
        2,490     6.41%, 12/25/2036 (I)...........................        2,481
                Wachovia Automotive Loan Owner Trust
        9,970     5.29%, 06/20/2012 (I)...........................        9,928
                Wachovia Bank Commercial Mortgage Trust
       57,588     3.65%, 02/15/2041 (I)(P)#.......................        1,447
        1,835     4.52%, 05/15/2044...............................        1,784
        8,050     4.72%, 01/15/2041...............................        7,852
                Wachovia Bank Commercial Mortgage Trust -- Class
                  A2
        6,930     5.42%, 01/15/2045...............................        6,888

  PRINCIPAL                                                           MARKET
   AMOUNT                                                            VALUE (W)
-------------                                                       -----------
                FINANCE -- (CONTINUED)
                Wachovia Bank Commercial Mortgage Trust -- Class
                  A4
$      15,000     5.42%, 01/15/2045 (L)...........................  $    14,543
                Wamu Commercial Mortgage Securities Trust
       19,570     6.14%, 03/23/2045 (I)(L)........................       19,611
                                                                    -----------
                                                                        559,405
                                                                    -----------
                TRANSPORTATION -- 0.2%
                Continental Airlines, Inc.
        4,915     6.70%, 06/15/2021 #.............................        4,952
        4,600     8.05%, 11/01/2020 #.............................        4,979
                                                                    -----------
                                                                          9,931
                                                                    -----------
                Total asset & commercial
                  mortgage backed securities
                  (cost $579,682).................................  $   569,336
                                                                    -----------
CORPORATE BONDS: INVESTMENT GRADE -- 27.7%
                BASIC MATERIALS -- 0.1%
                Westvaco Corp.
        4,975     7.95%, 02/15/2031 #.............................  $     5,177
                                                                    -----------
                CONSUMER CYCLICAL -- 0.1%
                Foster's Finance Corp.
        4,150     4.88%, 10/01/2014 (I)#..........................        3,859
                J. C. Penney Co., Inc.
        1,770     6.38%, 10/15/2036 #.............................        1,686
                                                                    -----------
                                                                          5,545
                                                                    -----------
                CONSUMER STAPLES -- 0.5%
                Diageo Finance B.V.
       11,414     5.50%, 04/01/2013 (G)...........................       11,236
                SABMiller plc
        9,025     6.20%, 07/01/2011 (I)#..........................        9,177
                                                                    -----------
                                                                         20,413
                                                                    -----------
                ENERGY -- 1.9%
                Anadarko Petroleum Corp.
       10,600     6.45%, 09/15/2036 #.............................       10,195
                Canadian National Resources Ltd.
        1,689     6.25%, 03/15/2038 #.............................        1,598
       10,165     6.50%, 02/15/2037 (G)...........................        9,977
                Consumers Energy Co.
        4,000     5.15%, 02/15/2017 #.............................        3,753
        5,190     5.38%, 04/15/2013 #.............................        5,107
                Enterprise Products Operating L.P.
        6,935     4.63%, 10/15/2009 #.............................        6,792
                Gazprom Capital S.A.
        5,935     6.21%, 11/22/2016 (I)#..........................        5,781
                Husky Oil Co.
          220     8.90%, 08/15/2028 #.............................          227
                Petro-Canada
       12,815     5.95%, 05/15/2035 #.............................       11,800

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

  PRINCIPAL                                                           MARKET
   AMOUNT                                                            VALUE (W)
-------------                                                       -----------
CORPORATE BONDS: INVESTMENT GRADE -- (CONTINUED)
                ENERGY -- (CONTINUED)
                Ras Laffan Liquefied Natural Gas Co., Ltd.
$       2,294     3.44%, 09/15/2009 (I)#..........................  $     2,238
       16,410     5.30%, 09/30/2020 (I)#..........................       15,334
                Sempra Energy
        3,435     6.00%, 02/01/2013 #.............................        3,490
                TNK-BP Finance S.A.
        7,195     7.50%, 07/18/2016 (I)#..........................        7,418
                                                                    -----------
                                                                         83,710
                                                                    -----------
                FINANCE -- 16.9%
                ABX Financing Co.
       10,013     6.35%, 10/15/2036 (I)#..........................        9,632
                Aegon Funding Corp.
        6,930     5.75%, 12/15/2020 #.............................        6,814
                Aetna, Inc.
       13,161     5.75%, 06/15/2011 (G)...........................       13,238
                AMBAC Financial Group, Inc.
        1,844     6.15%, 02/15/2037 (G)...........................        1,653
                American Express Credit Corp.
       28,464     6.80%, 09/01/2066 #.............................       29,350
                American International Group, Inc.
        9,550     6.25%, 03/15/2037 #.............................        9,030
                Americo Life, Inc.
           75     7.88%, 05/01/2013 (I)#..........................           76
                Amvescap plc
       18,030     4.50%, 12/15/2009 #.............................       17,594
        3,544     5.38%, 02/27/2013 #.............................        3,442
                Army Hawaii Family Housing Trust Certificates
        5,370     5.52%, 06/15/2050 (I)#..........................        5,012
                Axa S.A.
       18,341     6.46%, 12/14/2049 (G)(I)(L).....................       17,050
                BAE Systems Holdings, Inc.
        9,535     5.20%, 08/15/2015 (I)#..........................        9,109
                Bank of New York Institutional Capital Trust
          200     7.78%, 12/01/2026 (I)#..........................          208
                BB&T Capital Trust IV
       22,441     6.82%, 06/12/2057 (L)...........................       22,261
                Capital One Capital IV
        9,824     6.75%, 02/17/2037 #.............................        9,039
                Centura Capital Trust I
          250     8.85%, 06/01/2027 (H)(I)........................          262
                CIT Group, Inc.
       10,860     6.10%, 03/15/2067 (L)#..........................        9,890
                Comerica Capital Trust II
       14,553     6.58%, 02/20/2037 (G)(L)........................       13,619
                Corporacion Andina De Fomento
        8,420     5.75%, 01/12/2017...............................        8,266
                Countrywide Financial Corp.
       21,330     5.80%, 06/07/2012 (G)...........................       21,180
                Credit Agricole
       18,596     6.64%, 05/31/2049 (G)(I)(L).....................       18,077

  PRINCIPAL                                                           MARKET
 AMOUNT (B)                                                          VALUE (W)
-------------                                                       -----------
                FINANCE -- (CONTINUED)
                Credit Suisse First Boston USA, Inc.
$       6,300     6.50%, 01/15/2012 #.............................  $     6,525
                Duke Realty L.P.
       15,675     5.95%, 02/15/2017 #.............................       15,614
                ERAC USA Finance Co.
        7,300     5.60%, 05/01/2015 (I)#..........................        7,007
                ERP Operating L.P.
        4,517     5.75%, 06/15/2017...............................        4,428
                Fifth Third Capital Trust IV
       21,170     6.50%, 04/15/2037 (G)(L)........................       20,463
                Genworth Financial, Inc.
       16,049     6.15%, 11/15/2066 #.............................       15,211
                Goldman Sachs Capital Trust II
       17,925     5.79%, 12/29/2049 (L)...........................       17,494
                HSBC Holding plc
        9,530     6.50%, 05/02/2036 #.............................        9,794
                Huntington Capital III
        1,953     6.65%, 05/15/2037 (L)...........................        1,868
                International Bank for Reconstruction and
                  Development
  TRY   5,650     13.63%, 05/09/2017..............................        4,285
                Janus Capital Group, Inc.
       18,425     6.70%, 06/15/2017...............................       18,584
                JP Morgan Chase Capital XX
       19,655     6.55%, 09/29/2036 #.............................       18,929
                Kazkommerts International B.V
        3,785     8.00%, 11/03/2015 (I)#..........................        3,676
                Kreditanstalt feur Wiederaufbau
 ISK  509,000     10.00%, 10/27/2008..............................        7,920
                Kreditanstalt fuer Wiederaufbau International
                  Finance
JPY 2,513,000     1.75%, 03/23/2010...............................       20,712
                Landwirtsch Rentenbank
JPY 2,469,000     0.65%, 09/30/2008...............................       19,986
                Lincoln National Corp.
       22,880     6.05%, 04/20/2067 (G)...........................       21,845
                Mellon Capital IV
        7,514     6.24%, 06/20/2049 (L)...........................        7,582
                Merrill Lynch & Co., Inc.
       12,600     5.70%, 05/02/2017 (G)...........................       12,133
        6,575     6.22%, 09/15/2026 (G)...........................        6,406
                Metlife, Inc.
       17,904     6.40%, 12/15/2036 #.............................       16,585
                Morgan Stanley
        9,165     5.55%, 04/27/2017 #.............................        8,793
                MUFG Capital Finance I Ltd.
       10,500     6.35%, 07/25/2049 (L)#..........................       10,317
                North Street Referenced Linked Notes
        3,900     6.41%, 07/30/2010 (I)(L)#.......................        3,393
                Northern Rock plc
       11,290     6.59%, 06/28/2049 (I)(L)........................       11,346
                Northgroup Preferred Capital Corp.
       11,208     6.38%, 10/15/2049 (I)(L)........................       10,864
                PNC Preferred Funding Trust II
        9,800     6.11%, 03/15/2049 (I)(L)........................        9,558

The accompanying notes are an integral part of these financial statements.

 HARTFORD TOTAL RETURN BOND HLS FUND

 JUNE 30, 2007 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

  PRINCIPAL                                                           MARKET
 AMOUNT (B)                                                          VALUE (W)
-------------                                                       -----------
CORPORATE BONDS: INVESTMENT GRADE -- (CONTINUED)
                FINANCE -- (CONTINUED)
                Progressive Corp.
$      14,845     6.70%, 06/15/2037 (L)...........................  $    14,754
                Prudential Holdings LLC
          200     7.25%, 12/18/2023 (I)#..........................          223
                Rabobank Nederlands
  AUD  25,390     6.50%, 03/18/2010 (L)...........................       21,531
                Regional Diversified Funding
           96     9.25%, 03/15/2030 (I)#..........................          106
                Regions Financing Trust II
       10,039     6.63%, 05/15/2047 #.............................        9,603
                Simon Property Group, Inc.
       10,700     7.88%, 03/15/2016 (I)#..........................       12,058
                SMFG Preferred Capital
       16,392     6.08%, 12/01/2049 (I)(L)#.......................       15,769
                St. Paul Travelers Cos., Inc.
        6,800     8.13%, 04/15/2010 #.............................        7,250
                State Street Capital Trust IV
       14,395     6.36%, 06/15/2037 (L)#..........................       14,437
                Suntrust Capital VIII
       16,713     6.10%, 12/15/2036 (G)...........................       15,305
                Suntrust Preferred Capital
        3,740     5.85%, 12/29/2049 (L)#..........................        3,717
                Travelers Property Casualty Corp.
        2,882     5.00%, 03/15/2013 #.............................        2,776
                TuranAlem Finance B.V.
        6,260     8.50%, 02/10/2015 (K)#..........................        6,088
                US Bank Realty Corp.
       13,200     6.09%, 12/22/2049 (I)(L)#.......................       12,948
                Wellpoint, Inc.
       21,950     5.88%, 06/15/2017...............................       21,681
        4,700     6.80%, 08/01/2012 #.............................        4,919
                Westfield Group
        9,076     5.70%, 10/01/2016 (I)#..........................        8,919
                ZFS Finance U.S.A. Trust
       12,670     6.50%, 05/09/2037 (I)(L)........................       12,254
                                                                    -----------
                                                                        720,458
                                                                    -----------
                FOREIGN GOVERNMENTS -- 3.0%
                Canadian Government
   CAD    200     9.00%, 03/01/2011...............................          215
                Germany (Gov't of)
  EUR  48,194     3.25%, 06/13/2008...............................       64,539
                Italy (Republic of)
JPY 2,473,000     3.80%, 03/27/2008...............................       20,506
   AUD    300     5.88%, 08/14/2008...............................          252
                New South Wales Treasury Corp.
  AUD  24,565     8.00%, 03/01/2008...............................       21,026
                Queensland Treasury Corp.
  AUD  25,695     6.00%, 07/14/2009...............................       21,547
                                                                    -----------
                                                                        128,085
                                                                    -----------
                HEALTH CARE -- 0.4%
                CVS Caremark Corp.
       18,166     6.30%, 06/01/2037 (L)...........................       17,881
                                                                    -----------

  PRINCIPAL                                                           MARKET
   AMOUNT                                                            VALUE (W)
-------------                                                       -----------
                SERVICES -- 1.5%
                Comcast Corp.
$         100     10.63%, 07/15/2012 #............................  $       119
                COX Communications, Inc.
       10,240     5.45%, 12/15/2014 #.............................        9,907
        7,758     5.88%, 12/01/2016 (I)#..........................        7,585
                Electronic Data Systems Corp.
        2,350     3.88%, 07/15/2023 (G)(X)#.......................        2,380
                FedEx Corp.
        3,800     3.50%, 04/01/2009 #.............................        3,673
                Marriott International, Inc.
        9,625     6.20%, 06/15/2016 #.............................        9,469
                Mashantucket Western Pequot Revenue Bond
        4,709     5.91%, 09/01/2021 (I)#..........................        4,385
                Time Warner Entertainment Co., L.P.
       15,075     8.38%, 07/15/2033 #.............................       17,495
                Time Warner, Inc.
        5,120     6.50%, 11/15/2036 (G)...........................        4,861
                Viacom, Inc.
        2,850     6.25%, 04/30/2016 #.............................        2,807
                                                                    -----------
                                                                         62,681
                                                                    -----------
                TECHNOLOGY -- 1.9%
                AT&T Corp.
        7,672     8.00%, 11/15/2031 #.............................        9,119
                Cingular Wireless Services, Inc.
       12,600     8.75%, 03/01/2031 #.............................       15,707
                Comcast Cable Communications, Inc.
          500     8.50%, 05/01/2027 #.............................          590
                GTE Corp.
          165     8.75%, 11/01/2021 (G)...........................          196
                Sprint Capital Corp.
       19,795     8.75%, 03/15/2032 #.............................       22,232
                TCI Communications, Inc.
        4,025     8.75%, 08/01/2015 #.............................        4,655
                Telecom Italia Capital
        8,515     7.20%, 07/18/2036 (G)...........................        8,754
                Tele-Communications, Inc.
        7,975     7.88%, 08/01/2013 #.............................        8,739
                Verizon Maryland, Inc.
        1,500     8.30%, 08/01/2031 #.............................        1,738
                Verizon Virginia, Inc.
          125     4.63%, 03/15/2013 #.............................          117
                Vodafone Group plc
       10,479     6.15%, 02/27/2037 (G)...........................        9,749
                                                                    -----------
                                                                         81,596
                                                                    -----------
                TRANSPORTATION -- 0.4%
                American Airlines, Inc.
        5,696     7.86%, 10/01/2011 #.............................        6,023
                CSX Corp.
       10,875     6.75%, 03/15/2011 (G)...........................       11,240
                Roadway Corp.
          325     8.25%, 12/01/2008 #.............................          335
                                                                    -----------
                                                                         17,598
                                                                    -----------

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

  PRINCIPAL                                                           MARKET
   AMOUNT                                                            VALUE (W)
-------------                                                       -----------
CORPORATE BONDS: INVESTMENT GRADE -- (CONTINUED)
                UTILITIES -- 1.0%
                Carolina Power & Light Co.
$       6,550     5.25%, 12/15/2015 #.............................  $     6,306
                CenterPoint Energy, Inc.
        7,475     6.85%, 06/01/2015 (G)...........................        7,786
                Detroit Edison Co.
        3,875     6.13%, 10/01/2010 #.............................        3,944
                Kinder Morgan Energy Partners L.P.
        4,720     6.50%, 02/01/2037 #.............................        4,540
                Northern States Power Co.
        5,735     6.25%, 06/01/2036 #.............................        5,833
                Peco Energy Co.
        6,130     5.95%, 10/01/2036 #.............................        5,897
                Puget Sound Energy, Inc.
        3,190     7.96%, 02/22/2010 #.............................        3,369
                Texas-New Mexico Power Co.
        2,483     6.13%, 06/01/2008 #.............................        2,487
                Westar Energy, Inc.
        1,400     5.15%, 01/01/2017 #.............................        1,302
                                                                    -----------
                                                                         41,464
                                                                    -----------
                Total corporate bonds: investment grade
                  (cost $1,212,807)...............................  $ 1,184,608
                                                                    -----------
CORPORATE BONDS: NON-INVESTMENT GRADE -- 7.1%
                BASIC MATERIALS -- 0.9%
                Citigroup (JSC Severstal)
        5,610     9.25%, 04/19/2014 (K)#..........................  $     6,137
                Freeport-McMoRan Copper & Gold, Inc.
        9,875     8.25%, 04/01/2015...............................       10,418
                Potlatch Corp.
       12,100     13.00%, 12/01/2009 (L)#.........................       13,620
                Stone Container
        7,015     8.00%, 03/15/2017...............................        6,805
                                                                    -----------
                                                                         36,980
                                                                    -----------
                CAPITAL GOODS -- 0.3%
                Bombardier, Inc.
        8,650     6.30%, 05/01/2014 (I)#..........................        8,217
                L-3 Communications Corp.
        6,102     3.00%, 08/01/2035 (G)(X)#.......................        6,880
                                                                    -----------
                                                                         15,097
                                                                    -----------
                CONSUMER CYCLICAL -- 0.5%
                Aramark Corp.
        5,110     8.86%, 02/01/2015 (I)(L)#.......................        5,187
                Group 1 Automotive, Inc.
        6,760     2.25%, 06/15/2036 (L)(X)#.......................        5,822
                K. Hovnanian Enterprises, Inc.
        5,765     6.00%, 01/15/2010 (G)...........................        5,246
                Lear Corp.
        6,595     8.75%, 12/01/2016...............................        6,282
                                                                    -----------
                                                                         22,537
                                                                    -----------

  PRINCIPAL                                                           MARKET
   AMOUNT                                                            VALUE (W)
-------------                                                       -----------
                CONSUMER STAPLES -- 0.1%
                OJSC Myronivsky Hliboproduct
$       4,235     10.25%, 11/30/2011 (I)#.........................  $     4,399
                                                                    -----------
                ENERGY -- 0.1%
                Chesapeake Energy Corp.
        3,876     2.75%, 11/15/2035 (X)#..........................        4,201
                                                                    -----------
                FINANCE -- 1.1%
                American Real Estate Partners L.P.
        2,575     7.13%, 02/15/2013 (G)#..........................        2,485
                ATF Bank
        4,200     9.00%, 05/11/2016 (I)#..........................        4,455
                Drummond Co., Inc.
        6,555     7.38%, 02/15/2016 (G)(I)........................        6,227
                Ford Motor Credit Co.
        9,440     9.81%, 04/15/2012 (L)#..........................       10,117
                General Motors Acceptance Corp.
        9,845     6.88%, 09/15/2011 #.............................        9,684
                Hertz Corp.
        9,100     10.50%, 01/01/2016..............................       10,056
                Hub International Holdings, Inc.
        6,525     10.25%, 06/15/2015 (I)..........................        6,280
                                                                    -----------
                                                                         49,304
                                                                    -----------
                FOREIGN GOVERNMENTS -- 0.3%
                Argentina (Republic of)
        8,830     7.00%, 10/03/2015...............................        7,789
                Venezuela (Republic of)
        4,675     5.75%, 02/26/2016...............................        4,006
                                                                    -----------
                                                                         11,795
                                                                    -----------
                HEALTH CARE -- 0.4%
                HCA, Inc.
       10,210     7.88%, 02/01/2011 #.............................       10,363
                Rite Aid Corp.
        8,525     9.50%, 06/15/2017 (I)...........................        8,184
                                                                    -----------
                                                                         18,547
                                                                    -----------
                SERVICES -- 0.3%
                ISA Capital De Brasil S.A.
        6,285     8.80%, 01/30/2017 (G)(I)........................        6,725
                Liberty Media Corp.
        6,423     3.50%, 01/15/2031 (X)#..........................        5,235
                                                                    -----------
                                                                         11,960
                                                                    -----------
                TECHNOLOGY -- 2.8%
                Advanced Micro Devices, Inc.
        9,270     6.00%, 05/01/2015 (I)(X)#.......................        8,922
                Canwest Mediaworks L.P.
        5,605     9.25%, 08/01/2015 (I)(Q)........................        5,619
                Charter Communications Operating LLC
       10,190     8.00%, 04/30/2012 (I)...........................       10,317
                CSC Holdings, Inc.
        6,835     8.13%, 07/15/2009...............................        6,972
        2,220     8.13%, 08/15/2009 #.............................        2,264

The accompanying notes are an integral part of these financial statements.

 HARTFORD TOTAL RETURN BOND HLS FUND

 JUNE 30, 2007 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

  PRINCIPAL                                                           MARKET
   AMOUNT                                                            VALUE (W)
-------------                                                       -----------
CORPORATE BONDS: NON-INVESTMENT GRADE -- (CONTINUED)
                TECHNOLOGY -- (CONTINUED)
                Dobson Cellular Systems
$       5,325     8.38%, 11/01/2011 #.............................  $     5,565
                Freescale Semiconductor, Inc.
        8,325     10.13%, 12/15/2016 (G)(I).......................        7,825
                Intelsat Bermuda Ltd.
        8,670     9.25%, 06/15/2016 #.............................        9,212
                Level 3 Financing, Inc.
        6,950     12.25%, 03/15/2013 #............................        7,975
                MetroPCS Wireless Inc.
        7,980     9.25%, 11/01/2014 (G)(I)........................        8,239
                Nortel Networks Ltd.
        5,845     10.75%, 07/15/2016 (I)#.........................        6,459
                Qwest Communications International, Inc.
        9,440     7.50%, 02/15/2014 #.............................        9,558
                Rural Cellular Corp.
        8,460     8.36%, 06/01/2013 (I)(L)........................        8,418
                Spansion LLC
        7,450     8.48%, 06/01/2013 (I)(L)........................        7,441
                Vimpel Communications
        3,815     8.25%, 05/23/2016 (I)#..........................        3,982
                Windstream Corp.
        9,220     8.63%, 08/01/2016 #.............................        9,750
                                                                    -----------
                                                                        118,518
                                                                    -----------
                TRANSPORTATION -- 0.2%
                Bristow Group, Inc.
        7,170     7.50%, 09/15/2017 (G)(I)........................        7,188
                                                                    -----------
                UTILITIES -- 0.1%
                Energipe Y Saelpa
        3,715     10.50%, 07/19/2013 (I)#.........................        4,151
                                                                    -----------
                Total corporate bonds: non-investment grade
                  (cost $304,336).................................  $   304,677
                                                                    -----------
MUNICIPAL BONDS -- 0.2%
                GENERAL OBLIGATIONS -- 0.2%
                Oregon School Boards Association, Taxable Pension
        7,325     4.76%, 06/30/2028...............................  $     6,533
                                                                    -----------
                HOUSING (HFA'S, ETC.) -- 0.0%
                Industry Urban DA
          275     6.10%, 05/01/2024...............................          281
                                                                    -----------
                Total municipal bonds
                  (cost $7,606)...................................  $     6,814
                                                                    -----------
SENIOR FLOATING RATE INTERESTS: NON-INVESTMENT GRADE (V) -- 9.3%
                BASIC MATERIALS -- 0.7%
                Boise Cascade LLC
        1,996     6.86%, 05/01/2014 (N)...........................  $     1,990
          448     6.86%, 05/01/2014 (AA)(Q).......................          448

  PRINCIPAL                                                           MARKET
   AMOUNT                                                            VALUE (W)
-------------                                                       -----------
                BASIC MATERIALS -- (CONTINUED)
                Coffeyville Resources
$         112     7.36%, 12/21/2010 (AA)#.........................  $       112
          575     8.35%, 12/21/2013 (N)#..........................          578
                Compass Minerals Group, Inc.
        5,688     6.85%, 12/22/2012 (N)#..........................        5,681
                Georgia-Pacific Corp.
       12,176     7.11%, 02/14/2013 (N)...........................       12,195
                Huntsman International LLC
        6,771     7.07%, 04/23/2014 (N)#..........................        6,766
                Tupperware Corp.
        1,863     6.86%, 11/07/2012 (N)#..........................        1,861
                                                                    -----------
                                                                         29,631
                                                                    -----------
                CONSUMER CYCLICAL -- 1.3%
                Ford Motor Co.
       29,467     8.36%, 12/15/2013 (N)#..........................       29,596
                Invista B.V., Term Loan B1
        1,632     6.86%, 04/30/2010 (N)#..........................        1,630
                Invista B.V., Term Loan B2
        1,634     6.86%, 04/30/2010 (N)#..........................        1,632
                Masonite International Corp., Canadian Term Loan
        1,409     7.35%, 04/30/2010 (N)#..........................        1,365
                Masonite International Corp., U.S. Term Loan
        1,406     7.35%, 04/30/2010 (N)#..........................        1,363
                Oshkosh Trucking Corp.
        2,049     6.86%, 12/06/2013 (N)#..........................        2,044
                Supervalu, Inc.
        5,607     6.73%, 06/01/2011 (N)...........................        5,608
        4,911     6.86%, 05/30/2013 (N)...........................        4,916
                William Carter Co.
        7,902     6.85%, 07/14/2012 (N)#..........................        7,900
                                                                    -----------
                                                                         56,054
                                                                    -----------
                CONSUMER STAPLES -- 0.1%
                Dole Food Co., Inc.
          230     7.23%, 04/12/2013 (AA)#.........................          229
        1,703     7.45%, 04/12/2013 (N)#..........................        1,690
          511     7.54%, 04/12/2013 (N)#..........................          509
                                                                    -----------
                                                                          2,428
                                                                    -----------
                ENERGY -- 0.0%
                Big West Oil LLC
          735     7.61%, 02/02/2015 (N)...........................          736
          898     7.61%, 02/02/2015 (AA)(Q).......................          899
                                                                    -----------
                                                                          1,635
                                                                    -----------
                FINANCE -- 1.1%
                Ameritrade Holding Corp.
       10,024     6.82%, 12/31/2011 (N)#..........................       10,027
                CB Richard Ellis Services, Inc.
        3,704     6.82%, 12/14/2013 (N)#..........................        3,707
                Crescent Resources LLC
       10,725     8.32%, 09/07/2012 (N)#..........................       10,703
                General Growth Properties, Inc.
       11,126     6.57%, 02/24/2010 (N)#..........................       11,082

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

  PRINCIPAL                                                           MARKET
   AMOUNT                                                            VALUE (W)
-------------                                                       -----------
SENIOR FLOATING RATE INTERESTS: NON-INVESTMENT GRADE -- (CONTINUED)
                FINANCE -- (CONTINUED)
                Nasdaq Stock Market, Inc., Term Loan B
$       7,630     7.07%, 05/22/2012 (N)#..........................  $     7,640
                Nasdaq Stock Market, Inc., Term Loan C
        3,725     7.07%, 05/22/2012 (N)#..........................        3,729
                                                                    -----------
                                                                         46,888
                                                                    -----------
                HEALTH CARE -- 1.5%
                Carestream Health, Inc.
        5,714     7.34%, 04/12/2013 (N)(Q)........................        5,714
                Community Health Systems, Inc.
        7,262     7.11%, 08/19/2011 (N)#..........................        7,259
        8,000     7.61%, 07/02/2014 (AA)(Q).......................        8,012
       10,500     9.36%, 10/24/2014 (AA)(Q).......................       10,448
                DJ Orthopedics LLC
        2,161     6.88%, 04/07/2013 (N)#..........................        2,158
                Fresenius Medical Care AG
       14,257     6.73%, 03/31/2013 (N)#..........................       14,230
                HCA, Inc.
        6,850     7.61%, 11/17/2013 (N)#..........................        6,888
                Lifepoint Hospitals, Inc.
        5,513     6.99%, 04/15/2012 (N)#..........................        5,502
                Ventiv Health, Inc.
        2,640     6.82%, 10/05/2011 (N)#..........................        2,635
                                                                    -----------
                                                                         62,846
                                                                    -----------
                SERVICES -- 3.0%
                Allied Waste Industries, Inc.
        4,567     7.07%, 01/15/2012 (AA)#.........................        4,587
        8,403     7.09%, 01/15/2012 (N)#..........................        8,437
                Cedar Fair L.P.
        4,686     7.32%, 07/21/2013 (N)#..........................        4,708
                Gray Television, Inc.
        9,746     6.85%, 12/31/2014 (N)...........................        9,697
                Harrah's Entertainment, Inc.
       17,000     6.86%, 03/05/2008 (N)(Q)........................       16,957
                MGM Mirage, Inc.
       21,741     6.54%, 10/03/2011 (N)#..........................       21,430
                Regal Cinemas, Inc.
       12,656     6.86%, 11/10/2010 (N)#..........................       12,659
                Thomas Learning Co.
       10,600     9.11%, 06/12/2008 (AA)(Q).......................       10,600
                Tribune Co.
       10,600     9.86%, 05/23/2015 (AA)(Q).......................       10,600
                UPC Financing Partnership
        8,638     7.08%, 12/31/2014 (N)...........................        8,618
                Weight Watchers International, Inc.
        7,838     6.63%, 01/24/2013 (N)#..........................        7,816
                West Corp.
        3,606     7.74%, 10/23/2013 (N)...........................        3,612
                WideOpenWest Finance LLC
       10,750     11.61%, 07/01/2015 (AA)(Q)......................       10,804
                                                                    -----------
                                                                        130,525
                                                                    -----------

  PRINCIPAL                                                           MARKET
   AMOUNT                                                            VALUE (W)
-------------                                                       -----------
                TECHNOLOGY -- 1.4%
                Cincinnati Bell, Inc.
$       3,972     6.82%, 08/31/2012 (N)#..........................  $     3,959
                Idearc, Inc.
        5,655     6.86%, 11/17/2013 (N)#..........................        5,650
        9,823     7.36%, 11/17/2014 (N)#..........................        9,844
                Mediacom Broadband
       10,186     7.07%, 01/31/2015 (N)#..........................       10,154
        7,035     7.10%, 01/31/2015 (N)#..........................        7,021
                Mediacom LLC
        2,047     7.10%, 01/31/2015 (N)#..........................        2,042
                Metro PCS Wireless, Inc.
        4,325     7.63%, 11/02/2013 (N)#..........................        4,338
                R.H. Donnelley, Inc.
       17,083     6.86%, 06/30/2011 (N)#..........................       17,056
                                                                    -----------
                                                                         60,064
                                                                    -----------
                UTILITIES -- 0.2%
                Mirant North America LLC
        3,622     7.07%, 01/03/2013 (N)#..........................        3,621
                NRG Energy, Inc.
        2,995     7.11%, 06/08/2013 (N)...........................        2,992
          676     7.11%, 06/08/2014 (AA)(Q).......................          673
                Pike Electric, Inc.
        1,313     6.88%, 07/01/2012 (N)#..........................        1,315
                                                                    -----------
                                                                          8,601
                                                                    -----------
                Total senior floating rate interests: non-
                  investment grade
                  (cost $398,902).................................  $   398,672
                                                                    -----------
U.S. GOVERNMENT AGENCIES -- 38.5%
                FEDERAL HOME LOAN MORTGAGE CORPORATION -- 17.8%
                MORTGAGE BACKED SECURITIES:
       16,165     5.04%, 2035 (L)#................................  $    15,896
        4,504     5.45%, 2036 (L)#................................        4,470
       18,468     5.50%, 2018 -- 2034.............................       17,884
      388,880     5.50%, 2037 (Q).................................      375,026
        5,911     5.83%, 2036 (L).................................        5,902
       71,067     6.00%, 2017 -- 2035.............................       70,699
       11,917     6.00%, 2034 #...................................       11,848
      131,764     6.00%, 2037 (Q).................................      130,529
            6     6.50%, 2031 -- 2032.............................            6
       61,900     6.50%, 2037 (Q).................................       62,538
           10     7.50%, 2029 -- 2031.............................           10
                                                                    -----------
                                                                        694,808
                                                                    -----------
                NOTES:
       21,000     4.10%, 2014 #...................................       20,458
                                                                    -----------
                REMIC -- PAC'S:
       47,165     5.00%, 2034.....................................       44,197
                                                                    -----------
                                                                        759,463
                                                                    -----------
                FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 15.3%
                MORTGAGE BACKED SECURITIES:
        3,870     4.69%, 2034 (L).................................        3,824
       14,345     4.71%, 2035 (L).................................       14,015
        3,160     4.79%, 2035 (L).................................        3,112

The accompanying notes are an integral part of these financial statements.

 HARTFORD TOTAL RETURN BOND HLS FUND

 JUNE 30, 2007 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

  PRINCIPAL                                                           MARKET
   AMOUNT                                                            VALUE (W)
-------------                                                       -----------
U.S. GOVERNMENT AGENCIES -- (CONTINUED)
                FEDERAL NATIONAL MORTGAGE ASSOCIATION -- (CONTINUED)
$       8,283     4.80%, 2035 (L).................................  $     8,104
       25,882     4.83%, 2036 (L).................................       25,664
        5,474     4.87%, 2035 (L).................................        5,344
        4,285     4.91%, 2035 (L).................................        4,248
       10,655     4.93%, 2035 (L).................................       10,575
       76,927     5.00%, 2018 -- 2034.............................       74,191
      122,949     5.00%, 2022 -- 2037 (Q).........................      116,845
        6,850     5.09%, 2035 (L).................................        6,728
       76,493     5.50%, 2013 -- 2034.............................       74,524
       20,424     5.50%, 2034 #...................................       19,789
        8,000     5.50%, 2022 (Q).................................        7,880
       11,320     5.51%, 2036 (L).................................       11,237
       29,710     6.00%, 2012 -- 2033.............................       29,634
      174,217     6.00%, 2037 (Q).................................      172,311
        3,941     6.50%, 2014 -- 2032.............................        4,013
        6,900     6.50%, 2037 (Q).................................        6,965
           40     7.00%, 2016 -- 2032.............................           41
        1,220     7.50%, 2015 -- 2032.............................        1,271
            2     8.00%, 2032.....................................            2
                                                                    -----------
                                                                        600,317
                                                                    -----------
                NOTES:
          250     3.92%, 2009 (G)(L)..............................          241
       56,138     5.00%, 2015.....................................       54,738
                                                                    -----------
                                                                         54,979
                                                                    -----------
                                                                        655,296
                                                                    -----------
                GOVERNMENT NATIONAL MORTGAGE ASSOCIATION -- 3.3%
                MORTGAGE BACKED SECURITIES:
       28,599     5.50%, 2033 -- 2034 #...........................       27,781
       43,010     6.00%, 2031 -- 2036 #...........................       42,824
       49,894     6.00%, 2037 (Q).................................       49,605
        6,024     6.50%, 2028 -- 2032.............................        6,152
       14,883     6.50%, 2028 -- 2032 #...........................       15,191
            9     7.00%, 2031.....................................            9
           64     7.00%, 2030 -- 2031 #...........................           66
           12     8.50%, 2024 #...................................           13
                                                                    -----------
                                                                        141,641
                                                                    -----------
                OTHER GOVERNMENT AGENCIES -- 2.1%
                SMALL BUSINESS ADMINISTRATION PARTICIPATION
                  CERTIFICATES:
        6,096     5.12%, 2026.....................................        5,845
        4,429     5.23%, 2027.....................................        4,299
       14,450     5.31%, 2027.....................................       14,005
       26,212     5.32%, 2027.....................................       25,575
        9,384     5.37%, 2026.....................................        9,174
        8,799     5.54%, 2026.....................................        8,714
       11,303     5.71%, 2027.....................................       11,296
        8,434     6.14%, 2022.....................................        8,577
                                                                    -----------
                                                                         87,485
                                                                    -----------
                Total U.S. government agencies
                  (cost $1,663,942)...............................  $ 1,643,885
                                                                    -----------

  PRINCIPAL                                                           MARKET
   AMOUNT                                                            VALUE (W)
-------------                                                       -----------
U.S. GOVERNMENT SECURITIES -- 2.8%
                OTHER DIRECT FEDERAL OBLIGATIONS -- 0.7%
                FEDERAL HOME LOAN BANK:
$      15,000     4.88%, 2017 (G)#................................  $    14,328
       15,885     5.25%, 2008 #...................................       15,879
                                                                    -----------
                                                                         30,207
                                                                    -----------
                U.S. TREASURY SECURITIES -- 2.1%
                U.S. TREASURY NOTES:
       58,786     4.00%, 2014 (G)#................................       55,649
        3,080     4.50%, 2017 (G).................................        2,953
       23,825     4.63%, 2016 (G).................................       23,089
        9,475     4.75%, 2011 (G).................................        9,423
                                                                    -----------
                                                                         91,114
                                                                    -----------
                Total U.S. government securities
                  (cost $123,499).................................  $   121,321
                                                                    -----------
                Total long-term investments
                  (cost $4,290,775)...............................  $ 4,229,313
                                                                    -----------
SHORT-TERM INVESTMENTS -- 28.2%
                CONSUMER CYCLICAL -- 0.9%
                Eksportfinians
       40,000     5.28%, 07/02/2007...............................  $    39,989
                                                                    -----------
                FINANCE -- 16.9%
                Abbey National NA
       40,000     5.25%, 07/13/2007...............................       39,924
                Allied Irish Banks NA
       40,000     5.26%, 07/18/2007...............................       39,895
                American Express Credit Corp.
       20,000     5.24%, 07/12/2007...............................       19,965
                American General Finance Corp.
       30,000     5.25%, 07/12/2007...............................       29,947
                Bank of America Corp.
       40,000     5.25%, 07/05/2007...............................       39,971
                Bank of Ireland
       40,000     5.26%, 07/12/2007...............................       39,930
                BNP Paribas
       40,000     5.25%, 07/12/2007...............................       39,930
                Citigroup Funding, Inc.
       40,000     5.25%, 07/12/2007...............................       39,930
                Credit Suisse First Boston NY
       20,000     5.26%, 07/09/2007...............................       19,974
                Danske Bank
       40,000     5.26%, 07/12/2007...............................       39,930
                Deutsche Bank Securities
       40,000     5.26%, 07/12/2007...............................       39,930
                General Electric Capital Corp.
       40,000     5.24%, 07/12/2007...............................       39,930
                HSBC Finance Corp.
       30,000     5.24%, 07/12/2007...............................       29,948
                JP Morgan Chase & Co.
       20,000     5.26%, 07/12/2007...............................       19,965
                Nordea North America
       40,000     5.23%, 07/09/2007...............................       39,949
                Rabobank USA
       40,000     5.24%, 07/12/2007...............................       39,930

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

  PRINCIPAL                                                           MARKET
   AMOUNT                                                            VALUE (W)
-------------                                                       -----------
SHORT-TERM INVESTMENTS -- (CONTINUED)
                FINANCE -- (CONTINUED)
                Skandinaviska Enskilda Bank NY
$      40,000     5.25%, 07/09/2007...............................  $    39,947
                Societe Generale
       40,000     5.25%, 07/16/2007...............................       39,907
        2,151   State Street Bank Money Market Fund...............        2,151
                Toyota Motor Credit
       40,000     5.24%, 07/12/2007...............................       39,933
                UBS Finance LLC
       40,000     5.28%, 07/12/2007...............................       39,930
                                                                    -----------
                                                                        720,916
                                                                    -----------
                HEALTH CARE -- 0.4%
                Abbot Laboratories
       17,000     5.24%, 07/06/2007...............................       16,985
                                                                    -----------
                REPURCHASE AGREEMENTS -- 5.2%
                BNP Paribas Securities Corp. Repurchase Agreement
                  (maturing on 07/02/2007 in the amount of $71,274
                  collateralized by U.S. Treasury Bonds,
                  7.13% -- 8.75%, 2020 -- 2023, value of $73,074)
       71,248     4.35% dated 07/02/2007..........................       71,248
                RBS Greenwich Capital Markets Repurchase Agreement
                  (maturing on 07/02/2007 in the amount of
                  $80,960, collateralized by U.S. Treasury Note,
                  4.50%, 2010, value of $82,850)
       80,931     4.35% dated 07/02/2007..........................       80,931
                UBS Securities, Inc. Repurchase Agreement
                  (maturing on 07/02/2007 in the amount of $71,274
                  collateralized by U.S. Treasury Note, 8.75%,
                  2017, value of $72,938)
       71,248     4.40% dated 07/02/2007..........................       71,248
                                                                    -----------
                                                                        223,427
                                                                    -----------
   SHARES
-------------
                SECURITIES PURCHASED WITH PROCEEDS FROM SECURITY
                LENDING -- 4.7%
                CASH COLLATERAL REINVESTMENT FUND:
      198,312   Navigator Prime Portfolio.........................      198,312
                                                                    -----------
  PRINCIPAL                                                           MARKET
   AMOUNT                                                            VALUE (W)
-------------                                                       -----------
                U.S. TREASURY BILLS -- 0.1%
$       5,250     4.61%, 09/20/2007 (M)(S)........................  $     5,196
                                                                    -----------
                Total short-term investments
                  (cost $1,204,825)...............................  $ 1,204,825
                                                                    -----------

                Total investments
                  (cost $5,495,600) (C)...........................  127.2%    $ 5,434,138
                Other assets and liabilities......................  (27.2)%    (1,160,804)
                                                                    -----     -----------
                Total net assets..................................  100.0%    $ 4,273,334
                                                                    =====     ===========

Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 10.89% of total net assets at June 30, 2007.

  (C)At June 30, 2007, the cost of securities for federal income tax purposes was $5,496,282 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

      Unrealized Appreciation........................  $ 11,311
      Unrealized Depreciation........................   (73,455)
                                                       --------
      Net Unrealized (Depreciation)..................  $(62,144)
                                                       ========

  # This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.

 (A) The aggregate value of securities valued in good faith at fair value by, or under the direction of, the Funds' Board of Directors at June 30, 2007, was $1,695, which represents 0.04% of total net assets.

  (AA)
     The interest rate disclosed for these securities represents an estimated average coupon as of June 30, 2007.

  (D)Currently non-income producing. For long-term debt securities, items identified are in default as to payment of interest and/or principal.

 (G) Security is partially on loan at June 30, 2007.

  (I)Securities issued within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of
     1933, as amended, and may be sold only to qualified institutional buyers. Pursuant to guidelines adopted by the Board of Directors, these issues are determined to be liquid. The aggregate value of these securities at June 30, 2007, was $471,285, which represents 11.03% of total net assets.

 (K) Securities contain some restrictions as to public resale. These securities comply with Regulation S, rules governing offers and sales made outside the United States without registration under the Securities Act of 1933, and are determined to be liquid. At June 30, 2007, the market value of these securities amounted to $12,225 or 0.29% of net assets.

  (L)Variable rate securities; the rate reported is the coupon rate in effect at June 30, 2007.

 (M) The interest rate disclosed for these securities represents the effective yield on the date of acquisition.

 (N) The interest rate disclosed for these securities represents the average coupon as of June 30, 2007.

The accompanying notes are an integral part of these financial statements.

 HARTFORD TOTAL RETURN BOND HLS FUND

 JUNE 30, 2007 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

 (P) The interest rates disclosed for interest only strips represent effective yields based upon estimated future cash flows at June 30, 2007.

  (Q)The cost of securities purchased on a when-issued or delayed delivery basis at June 30, 2007 was $996,510.

  (V)Senior loans in which the Fund invests generally pay interest rates which are periodically adjusted by reference to a base short-term, floating lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the London Inter-Bank Offered Rate (LIBOR), (ii) the prime rate offered by one or more major United States Banks, or (iii) the bank's certificate of deposit rate. Senior floating rate interests often require prepayments from excess cash flows or permit the borrower may be substantially less than the stated maturities shown. The interest rate indicated is the rate in effect at June 30, 2007.
 (H) The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

      PERIOD                                                            COST
      ACQUIRED        SHARES/PAR                SECURITY               BASIS
      --------        ----------                --------               -----
      5/2007            49,853     Bayview Commercial Asset Trust,
                                   7.00%, 07/25/2037 -- 144A           $7,128
      4/2006-6/2007    145,392     CBA Commercial Small Balance
                                   Commercial Mortgage, 7.00%,
                                   07/25/2035-06/25/2038 -- 144A        5,508
      5/2003               250     Centura Capital Trust I, 8.85%,
                                   06/01/2027 -- 144A                     261
      6/2006           344,101     GE Business Loan Trust, 6.14%,
                                   05/15/2034 -- 144A                   2,982
      3/2006             1,470     Home Equity Asset Trust, 4.75%,
                                   06/27/2035 -- 144A                   1,456
      4/2005            73,119     Morgan Stanley Dean Witter Capital
                                   I, 0.46%, 08/25/2032 -- 144A            --
      10/2005-8/2006    25,413     Morgan Stanley Dean Witter Capital
                                   I, 8.05%, 08/25/2032 -- Reg D          327
      7/2000                --     Ntelos, Inc. Warrants -- 144A            1
      5/2006                --     XO Holdings, Inc.                       --

     The aggregate value of these securities at June 30, 2007 was $20,460 which represents 0.48% of total net assets.

 (X) Convertible debt security.

  (B)All principal amounts are in U.S. dollars unless otherwise indicated.

      AUD  -- Australian Dollar
      CAD  -- Canadian dollar
      EUR  -- EURO
      ISK  -- Iceland Krona
      JPY  -- Japanese Yen
      TRY  -- Turkey New Lira

  (S)Security pledged as initial margin deposit for open futures contracts at June 30, 2007.

     FUTURES CONTRACTS OUTSTANDING AT JUNE 30, 2007

                                                                       UNREALIZED
                                NUMBER OF               EXPIRATION   APPRECIATION/
      DESCRIPTION               CONTRACTS*   POSITION     MONTH      (DEPRECIATION)
      -----------               ----------   --------   ----------   --------------
      2 Year U.S. Treasury
       Note                      7,708        Long      Sept. 2007      $(2,427)
      5 Year U.S. Treasury
       Note                      2,204        Long      Sept. 2007         (674)
      10 Year U.S. Treasury
       Bond                      1,196        Long      Sept. 2007          (69)
      U.S. Long Bond             3,126        Short     Sept. 2007        3,312
                                                                        -------
                                                                        $   142
                                                                        =======

     * The number of contracts does not omit 000's.

  (W)See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

        FORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING AT JUNE 30, 2007

                                                                                                                     UNREALIZED
                                                               MARKET          CONTRACT          DELIVERY          APPRECIATION/
                     DESCRIPTION                               VALUE            AMOUNT             DATE            (DEPRECIATION)
                     -----------                              --------         --------         ----------         --------------
Brazil Real (Buy)                                             $ 8,747          $ 8,570          08/21/2007             $ 177
Colombian Peso (Buy)                                            8,654            8,570          08/22/2007                84
Indian Rupee (Buy)                                              8,619            8,570          08/21/2007                49
Japanese Yen (Sell)                                            42,222           42,192          08/02/2007               (30)
South African Rand (Buy)                                        8,581            8,570          08/21/2007                11
Thailand Baht (Buy)                                             8,262            8,570          08/22/2007              (308)
                                                                                                                       -----
                                                                                                                       $ (17)
                                                                                                                       -----

          CREDIT DEFAULT SWAP AGREEMENTS OUTSTANDING AT JUNE 30, 2007

                                                                              PAY/                                   UNREALIZED
                                           REFERENCE          BUY/SELL      RECEIVE      EXPIRATION    NOTIONAL    APPRECIATION/
COUNTERPARTY                                 ENTITY          PROTECTION    FIXED RATE       DATE        AMOUNT     (DEPRECIATION)
------------                               ---------         ----------    ----------    ----------    --------    --------------
Lehman Brothers Special Financing,
  Inc.                                 HCA, Inc.                Buy           2.70%      12/20/2010    $10,400         $ 258
Lehman Brothers Special Financing,
  Inc.                                 HCA, Inc.                Sell          3.50%      12/20/2011     10,400          (337)
JP Morgan Chase Bank                   Republic of Turkey       Sell          2.52%      04/20/2017      4,025           (91)
                                                                                                                       -----
                                                                                                                       $(170)
                                                                                                                       =====

           INTEREST RATE SWAP AGREEMENTS OUTSTANDING AT JUNE 30, 2007

                                    PAYMENTS MADE             PAYMENTS RECEIVED           EXPIRATION       NOTIONAL
COUNTERPARTY                           BY FUND                     BY FUND                   DATE           AMOUNT
------------                        -------------             -----------------           ----------       --------
JP Morgan Chase Bank             (62 bps - 10 yr Swap        (62 bps - 10 yr Swap         09/28/2007       $115,000
                                 Spread)*notional*7.4        Spread)*notional*7.4

                            UNREALIZED
                          APPRECIATION/
COUNTERPARTY              (DEPRECIATION)
------------              --------------
JP Morgan Chase Bank           $62

The accompanying notes are an integral part of these financial statements.

 HARTFORD U.S. GOVERNMENT SECURITIES HLS FUND

 SCHEDULE OF INVESTMENTS
 JUNE 30, 2007 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

PRINCIPAL                                                         MARKET
 AMOUNT                                                         VALUE (W)
---------                                                       ----------
 ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES -- 19.9%
            FINANCE -- 19.9%
            Ansonia CDO Ltd.
$  6,000      5.62%, 07/28/2046 (I)(L)#.......................  $    5,940
            Arbor Realty Mortgage Securities
   8,000      5.75%, 01/26/2042 (I)(L)#.......................       7,939
            Banc of America Commercial Mortgage, Inc.
   9,000      4.50%, 07/10/2043 #.............................       8,760
   9,433      5.00%, 10/10/2045 #.............................       9,289
            Bayview Commercial Asset Trust
  64,328      7.00%, 07/25/2037 (H)(P)#.......................       9,217
            Bayview Financial Acquisition Trust
   1,435      8.32%, 05/28/2037 (L)...........................       1,454
            Bear Stearns Asset Backed Securities, Inc.
   3,990      6.42%, 05/25/2037 (L)#..........................       3,994
            Bear Stearns Commercial Mortgage Securities, Inc.
 213,850      4.65%, 02/11/2041 (P)#..........................       2,316
            Carrington Mortgage Loan Trust
   3,238      6.97%, 02/25/2037 (L)#..........................       3,296
            CBA Commercial Small Balance Commercial Mortgage
   1,479      6.09%, 07/25/2039 (I)(L)........................       1,479
   1,539      6.50%, 07/25/2039 (I)(L)........................       1,539
  37,543      7.25%, 07/25/2039 (I)(P)........................       3,606
            Citigroup Commercial Mortgage Trust
   2,500      5.56%, 08/15/2021 (I)(L)........................       2,501
            Commercial Mortgage Pass-Through Certificate
   9,000      5.00%, 06/10/2044 #.............................       8,886
   4,845      5.61%, 12/15/2020 (I)(L)........................       4,851
            Countrywide Alternative Loan Trust
   2,012      5.50%, 10/25/2035 (L)...........................       2,008
            Countrywide Asset-Backed Certificates
   9,000      5.76%, 06/25/2035...............................       8,919
   9,000      5.80%, 07/25/2034 #.............................       8,917
            Credit Suisse Mortgage Capital Certificates
  11,000      6.12%, 09/15/2021 (I)(L)#.......................      11,036
            CS First Boston Mortgage Securities Corp.
   9,000      4.51%, 07/15/2037 #.............................       8,767
            Deutsche Alt-A Securities, Inc.
  17,599      5.57%, 02/25/2036 (L)#..........................      17,484
            Greenwich Capital Commercial Funding Corp.
   9,000      5.12%, 04/10/2037 (L)...........................       8,900
   8,000      5.55%, 11/05/2021 (I)(L)........................       8,012
            Indymac Index Mortgage Loan Trust
   8,919      5.56%, 06/25/2037 (L)...........................       8,906
            LNR CDO Ltd.
   4,400      5.67%, 05/28/2043 (I)(L)........................       4,315
            Marathon Real Estate CDO, Ltd.
   4,000      6.72%, 05/25/2046 (I)(L)........................       3,978
            Merrill Lynch Floating Trust
   6,750      5.52%, 06/15/2022 (I)(L)#.......................       6,753
            Merrill Lynch Mortgage Trust
 136,671      4.57%, 06/12/2043 (P)...........................       3,374

PRINCIPAL                                                         MARKET
 AMOUNT                                                         VALUE (W)
---------                                                       ----------
            FINANCE -- (CONTINUED)
            Merrill Lynch/Countrywide Commercial Mortgage
              Trust
$  9,000      5.20%, 12/12/2049...............................  $    8,542
            Renaissance Home Equity Loan Trust
   1,050      7.50%, 06/25/2037...............................         947
            Renaissance Home Equity Loan Trust, Class M7
   3,405      7.50%, 04/25/2037...............................       3,154
            Spirit Master Funding LLC
   6,843      5.76%, 03/20/2024 (I)#..........................       6,798
            Structured Asset Securities Corp.
   4,000      7.82%, 02/25/2037 (L)...........................       3,690
            Wachovia Bank Commercial Mortgage Trust
   9,000      4.52%, 05/15/2044 #.............................       8,750
            Wamu Commercial Mortgage Securities Trust
   8,500      6.14%, 03/23/2045 (I)(L)........................       8,518
                                                                ----------
            Total asset & commercial
              mortgage backed securities
              (cost $218,680).................................  $  216,835
                                                                ----------
CORPORATE BONDS: INVESTMENT GRADE -- 0.2%
            FINANCE -- 0.2%
            North Street Referenced Linked Notes
   2,750      6.41%, 07/30/2010 (I)(L)#.......................  $    2,393
                                                                ----------
            Total corporate bonds: investment grade
              (cost $2,401)...................................  $    2,393
                                                                ----------
U.S. GOVERNMENT AGENCIES -- 76.1%
            FEDERAL HOME LOAN MORTGAGE CORPORATION -- 24.7%
            MORTGAGE BACKED SECURITIES:
   7,256      5.45%, 2036 (L)#................................  $    7,200
  11,244      5.49%, 2036 (L)#................................      11,131
  50,000      5.50%, 2037 (Q).................................      48,219
  21,877      5.60%, 2036 (L)#................................      21,762
   2,707      6.00%, 2021 -- 2033.............................       2,710
 106,000      6.00%, 2037 (Q).................................     105,006
   4,724      6.50%, 2028 -- 2037.............................       4,788
   2,186      6.50%, 2032 #...................................       2,227
      20      7.00%, 2029 -- 2030.............................          21
       4      7.00%, 2031 #...................................           4
                                                                ----------
                                                                   203,068
                                                                ----------
            NOTES:
  16,000      4.75%, 2009 #...................................      15,843
  24,985      5.00%, 2009 #...................................      24,894
                                                                ----------
                                                                    40,737
                                                                ----------
            REMIC -- PAC'S:
  10,791      5.50%, 2016.....................................      10,715
   5,674      6.00%, 2031 #...................................       5,698
   5,710      6.50%, 2032.....................................       5,810
   3,192      6.50%, 2028 #...................................       3,243
                                                                ----------
                                                                    25,466
                                                                ----------
                                                                   269,271
                                                                ----------

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

PRINCIPAL                                                         MARKET
 AMOUNT                                                         VALUE (W)
---------                                                       ----------
U.S. GOVERNMENT AGENCIES -- (CONTINUED)
            FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 35.7%
            MORTGAGE BACKED SECURITIES:
$ 13,460      4.79%, 2035 (L)#................................  $   13,242
   1,810      4.80%, 2035 (L)#................................       1,771
   8,803      4.83%, 2034 (L)#................................       8,718
   1,198      4.87%, 2035 (L)#................................       1,169
   2,330      4.93%, 2035 (L)#................................       2,312
   7,509      5.00%, 2035 (L)#................................       7,513
   8,735      5.08%, 2035 (L)#................................       8,616
   7,623      5.15%, 2035 (L)#................................       7,507
   8,518      5.22%, 2035 (L)#................................       8,396
  12,417      5.47%, 2036 (L)#................................      12,314
   1,253      5.50%, 2015 -- 2018.............................       1,241
  76,500      5.50%, 2037 (Q).................................      73,775
  22,792      5.50%, 2016 -- 2019 #...........................      22,519
     283      6.00%, 2013 -- 2014.............................         285
  35,000      6.00%, 2037 (Q).................................      34,617
  22,114      6.00%, 2013 -- 2034 #...........................      21,953
     885      6.01%, 2009.....................................         887
  10,886      6.02%, 2037 (L)#................................      11,008
  10,883      6.50%, 2013 -- 2037.............................      10,991
   2,870      6.50%, 2014 -- 2032 #...........................       2,921
      88      7.50%, 2023.....................................          93
       9      8.50%, 2017 #...................................          10
       5      9.00%, 2021.....................................           5
       2      9.00%, 2020 #...................................           2
       8      9.75%, 2020.....................................           9
                                                                ----------
                                                                   251,874
                                                                ----------
            NOTES:
   5,000      4.88%, 2012 (G).................................       4,911
  59,000      5.00%, 2012 (G).................................      58,283
  40,000      5.13%, 2011 (G).................................      39,855
                                                                ----------
                                                                   103,049
                                                                ----------
            REMIC -- PAC'S:
   3,718      4.50%, 2016.....................................       3,665
  13,601      5.50%, 2014 -- 2035.............................      13,327
  14,000      5.50%, 2033 #...................................      13,757
                                                                ----------
                                                                    30,749
                                                                ----------
            REMIC -- Z BONDS:
   3,817      6.50%, 2029 (R).................................       3,892
                                                                ----------
                                                                   389,564
                                                                ----------
            GOVERNMENT NATIONAL MORTGAGE ASSOCIATION -- 1.7%
            MORTGAGE BACKED SECURITIES:
   9,170      5.00%, 2034 #...................................       8,651
   5,401      6.00%, 2033 -- 2034 #...........................       5,382
   1,549      7.00%, 2030 -- 2032 #...........................       1,614
     169      7.50%, 2027 #...................................         177
       3      9.50%, 2020 #...................................           4
                                                                ----------
                                                                    15,828
                                                                ----------
            REMIC -- PAC'S:
   3,250      6.50%, 2031.....................................       3,314
                                                                ----------
                                                                    19,142
                                                                ----------

PRINCIPAL                                                         MARKET
 AMOUNT                                                         VALUE (W)
---------                                                       ----------
            OTHER GOVERNMENT AGENCIES -- 14.0%
            SMALL BUSINESS ADMINISTRATION PARTICIPATION
              CERTIFICATES:
$  4,255      4.95%, 2025.....................................  $    4,040
   6,278      5.12%, 2026.....................................       6,019
   4,817      5.23%, 2027.....................................       4,676
  15,652      5.31%, 2022 -- 2027.............................      15,275
  16,130      5.32%, 2027.....................................      15,734
   9,368      5.35%, 2026.....................................       9,214
   9,503      5.36%, 2026.....................................       9,277
   7,072      5.37%, 2026.....................................       6,914
   8,193      5.49%, 2027.....................................       8,069
   4,069      5.52%, 2024.....................................       4,051
   7,188      5.54%, 2026.....................................       7,118
   8,629      5.57%, 2026 #...................................       8,581
   8,406      5.64%, 2026.....................................       8,417
   9,519      5.71%, 2027.....................................       9,513
   4,241      5.76%, 2021.....................................       4,268
   4,578      5.78%, 2021.....................................       4,609
   8,624      5.82%, 2026.....................................       8,681
  10,311      5.87%, 2026 #...................................      10,403
   7,912      6.07%, 2026.....................................       8,052
                                                                ----------
                                                                   152,911
                                                                ----------
            Total U.S. government agencies
              (cost $838,780).................................  $  830,888
                                                                ----------
U.S. GOVERNMENT SECURITIES -- 5.2%
            OTHER DIRECT FEDERAL OBLIGATIONS -- 3.1%
            FEDERAL HOME LOAN BANK:
  19,000      4.88%, 2011 (G).................................  $   18,713
  15,000      5.50%, 2009 #...................................      15,006
                                                                ----------
                                                                    33,719
                                                                ----------
            U.S. TREASURY SECURITIES -- 2.1%
            U.S. TREASURY NOTES:
  12,000      4.00%, 2010 (G).................................      11,724
  12,120      4.63%, 2016 (G).................................      11,746
                                                                ----------
                                                                    23,470
                                                                ----------
            Total U.S. government securities
              (cost $57,637)..................................  $   57,189
                                                                ----------
            Total long-term investments
              (cost $1,117,498)...............................  $1,107,305
                                                                ----------
SHORT-TERM INVESTMENTS -- 32.3%
            FINANCE -- 4.6%
            American Express Credit Corp.
  10,000      5.24%, 07/12/2007...............................  $    9,983
            American General Finance Corp.
  10,000      5.25%, 07/12/2007...............................       9,982
            Credit Suisse First Boston NY
  10,000      5.26%, 07/09/2007...............................       9,987

The accompanying notes are an integral part of these financial statements.

 HARTFORD U.S. GOVERNMENT SECURITIES HLS FUND

 JUNE 30, 2007 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

PRINCIPAL                                                         MARKET
 AMOUNT                                                         VALUE (W)
---------                                                       ----------
SHORT-TERM INVESTMENTS -- (CONTINUED)
            FINANCE -- (CONTINUED)
            HSBC Finance Corp.
$ 10,000      5.24%, 07/12/2007...............................  $    9,983
            JP Morgan Chase & Co.
  10,000      5.26%, 07/12/2007...............................       9,982
                                                                ----------
                                                                    49,917
                                                                ----------
            REPURCHASE AGREEMENTS -- 17.1%
            BNP Paribas Securities Corp. Repurchase Agreement
              (maturing on 07/02/2007 in the amount of
              $59,666, collateralized by U.S. Treasury Bonds,
              7.13% -- 8.75%, 2020 -- 2023, value of $61,173)
  59,645      4.35% dated 07/02/2007..........................      59,645
            RBS Greenwich Capital Markets Repurchase Agreement
              (maturing on 07/02/2007 in the amount of
              $67,775, collateralized by U.S. Treasury Note,
              4.50%, 2010, value of $69,358)
  67,750      4.35% dated 07/02/2007..........................      67,750
            UBS Securities, Inc. Repurchase Agreement
              (maturing on 07/02/2007 in the amount of
              $59,667, collateralized by U.S. Treasury Note,
              8.75%, 2017, value of $61,060)
  59,645      4.40% dated 07/02/2007..........................      59,645
                                                                ----------
                                                                   187,040
                                                                ----------
 SHARES
---------
            SECURITIES PURCHASED WITH PROCEEDS FROM SECURITY
            LENDING -- 10.5%
            CASH COLLATERAL REINVESTMENT FUND:
 114,301    Navigator Prime Portfolio.........................     114,301
                                                                ----------
PRINCIPAL
 AMOUNT
---------
            U.S. TREASURY BILLS -- 0.1%
$  1,050      4.61%, 09/20/2007 (M)(S)........................       1,039
                                                                ----------
            Total short-term investments
              (cost $352,298).................................  $  352,297
                                                                ----------

            Total investments
              (cost $1,469,796) (C)...........................  133.7%    $1,459,602
            Other assets and liabilities......................  (33.7)%     (367,851)
                                                                -----     ----------
            Total net assets..................................  100.0%    $1,091,751
                                                                =====     ==========

Note: Percentage of investments as shown is the ratio of the total market value to total net assets.
  (C)At June 30, 2007, the cost of securities for federal income tax purposes was $1,470,024 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

      Unrealized Appreciation........................  $  1,091
      Unrealized Depreciation........................   (11,513)
                                                       --------
      Net Unrealized Depreciation....................  $(10,422)
                                                       ========

  # This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.

 (G) Security is partially on loan at June 30, 2007.

  (I)Securities issued within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of
     1933, as amended, and may be sold only to qualified institutional buyers. Pursuant to guidelines adopted by the Board of Directors, these issues are determined to be liquid. The aggregate value of these securities at June 30, 2007, was $79,658, which represents 7.30% of total net assets.

  (L)Variable rate securities; the rate reported is the coupon rate in effect at June 30, 2007.

 (M) The interest rate disclosed for these securities represents the effective yield on the date of acquisition.

 (P) The interest rates disclosed for interest only strips represent effective yields based upon estimated future cash flows at June 30, 2007.

  (Q)The cost of securities purchased on a when-issued or delayed delivery basis at June 30, 2007 was $262,083.

  (R)Z-Tranche securities pay no principal or interest during their initial accrual period, but accrue additional principal at a specified coupon rate.

 (H) The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

      PERIOD                                                           COST
      ACQUIRED  SHARES/PAR                  SECURITY                  BASIS
      --------  ----------                  --------                  -----
      05/2007     64,328     Bayview Commercial Asset Trust -- 144A   $9,198

     The aggregate value of these securities at June 30, 2007 was $9,217 which represents 0.84% of total net assets.

  (S)Security pledged as initial margin deposit for open futures contracts at June 30, 2007.

     FUTURES CONTRACTS OUTSTANDING AT JUNE 30, 2007

                                                                        UNREALIZED
                                NUMBER OF               EXPIRATION    APPRECIATION/
      DESCRIPTION               CONTRACTS*   POSITION      MONTH      (DEPRECIATION)
      -----------               ----------   --------   ----------    --------------
      2 Year U.S. Treasury
      Note                        2,107        Long     Sept., 2007       $(124)
      10 Year U.S. Treasury
      Bond                          596       Short     Sept., 2007         424
      U.S. Long Bond                416       Short     Sept., 2007         600
                                                                          -----
                                                                          $ 900
                                                                          =====

     * The number of contracts does not omit 000's.

  (W)See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

 HARTFORD VALUE HLS FUND

 SCHEDULE OF INVESTMENTS
 JUNE 30, 2007 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                         VALUE (W)
---------                                                       ---------
 COMMON STOCK -- 99.3%
            BASIC MATERIALS -- 5.2%
     127    Agrium, Inc. .....................................  $  5,574
      79    Cameco Corp. (G)..................................     4,008
      91    Dow Chemical Co. .................................     4,015
     111    E.I. DuPont de Nemours & Co. .....................     5,633
      50    Kimberly-Clark Corp. .............................     3,311
      60    Smurfit-Stone Container Corp. (D).................       799
                                                                --------
                                                                  23,340
                                                                --------
            CAPITAL GOODS -- 5.9%
      96    American Standard Cos., Inc. .....................     5,650
      54    Deere & Co. ......................................     6,508
      94    Goodrich Corp. ...................................     5,593
      82    Pitney Bowes, Inc. ...............................     3,825
      44    Textron, Inc. ....................................     4,823
                                                                --------
                                                                  26,399
                                                                --------
            CONSUMER CYCLICAL -- 7.2%
      78    Altria Group, Inc. ...............................     5,478
     205    Gap, Inc. (G).....................................     3,906
     153    Kroger Co. .......................................     4,315
      85    Macy's Inc. ......................................     3,365
      98    McDonald's Corp. .................................     4,995
     124    Safeway, Inc. (G).................................     4,206
     134    Supervalu, Inc. ..................................     6,184
                                                                --------
                                                                  32,449
                                                                --------
            CONSUMER STAPLES -- 5.8%
      60    Colgate-Palmolive Co. ............................     3,891
     112    Kellogg Co. ......................................     5,806
     134    PepsiCo, Inc. ....................................     8,716
     332    Tyson Foods, Inc. Class A.........................     7,649
                                                                --------
                                                                  26,062
                                                                --------
            ENERGY -- 13.3%
      92    Chevron Corp. ....................................     7,760
      66    ConocoPhillips Holding Co. .......................     5,212
     245    Exxon Mobil Corp. ................................    20,551
      58    GlobalSantaFe Corp. (G)...........................     4,169
     151    Newfield Exploration Co. (D)......................     6,874
     172    Occidental Petroleum Corp. .......................     9,961
      81    XTO Energy, Inc. .................................     4,862
                                                                --------
                                                                  59,389
                                                                --------
            FINANCE -- 29.1%
      65    ACE Ltd. .........................................     4,064
      90    Aetna, Inc. ......................................     4,446
     117    Allstate Corp. ...................................     7,184
      90    American International Group, Inc. ...............     6,275
     349    Bank of America Corp. ............................    17,043
     117    Bank of New York Co., Inc. .......................     4,832
     116    Chubb Corp. ......................................     6,259
     316    Citigroup, Inc. ..................................    16,192

                                                                 MARKET
 SHARES                                                         VALUE (W)
---------                                                       ---------
            FINANCE -- (CONTINUED)
      35    Goldman Sachs Group, Inc. ........................  $  7,651
     327    Host Hotels & Resorts, Inc. ......................     7,572
     239    JP Morgan Chase & Co. ............................    11,582
      61    Nuveen Investments, Inc. Class A..................     3,760
      52    PNC Financial Services Group, Inc. ...............     3,736
     126    State Street Corp. ...............................     8,632
      78    UBS AG............................................     4,693
     119    US Bancorp........................................     3,931
      89    Wachovia Corp. ...................................     4,536
      48    Wellpoint, Inc. (D)...............................     3,800
     118    Wells Fargo & Co. ................................     4,157
                                                                --------
                                                                 130,345
                                                                --------
            HEALTH CARE -- 7.2%
      81    Abbott Laboratories...............................     4,332
     126    Baxter International, Inc. .......................     7,104
      66    Bristol-Myers Squibb Co. .........................     2,074
     279    CVS/Caremark Corp. ...............................    10,170
     152    Wyeth.............................................     8,710
                                                                --------
                                                                  32,390
                                                                --------
            SERVICES -- 2.6%
     104    Comcast Corp. Class A (D)(G)......................     2,919
     766    Sun Microsystems, Inc. (D)........................     4,031
     212    Time Warner, Inc. ................................     4,465
                                                                --------
                                                                  11,415
                                                                --------
            TECHNOLOGY -- 17.4%
     483    AT&T, Inc. .......................................    20,037
     220    Cisco Systems, Inc. (D)...........................     6,122
     212    Corning, Inc. (D).................................     5,424
     308    EMC Corp. (D).....................................     5,575
     380    General Electric Co. .............................    14,527
     110    Hewlett-Packard Co. ..............................     4,908
     186    Intel Corp. ......................................     4,412
     188    Nokia Corp. ......................................     5,271
     278    Verizon Communications, Inc. .....................    11,437
                                                                --------
                                                                  77,713
                                                                --------
            TRANSPORTATION -- 2.1%
     119    General Dynamics Corp. ...........................     9,277
                                                                --------
            UTILITIES -- 3.5%
      22    Entergy Corp. ....................................     2,308
      90    Exelon Corp. .....................................     6,563
      72    FPL Group, Inc. ..................................     4,062
      77    SCANA Corp. ......................................     2,937
                                                                --------
                                                                  15,870
                                                                --------
            Total common stock
              (cost $338,577).................................  $444,649
                                                                --------

The accompanying notes are an integral part of these financial statements.

 HARTFORD VALUE HLS FUND

 JUNE 30, 2007 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

PRINCIPAL                                                        MARKET
 AMOUNT                                                         VALUE (W)
---------                                                       ---------
 SHORT-TERM INVESTMENTS -- 5.2%
            REPURCHASE AGREEMENTS -- 1.8%
            Banc of America Securities Joint Repurchase
              Agreement (maturing on 07/02/2007 in the amount
              of $10, collateralized by U.S. Treasury Note,
              12.00%, 2013, value of $10)
 $    10      4.25% dated 07/02/2007..........................  $     10
            Banc of America Securities TriParty Joint
              Repurchase Agreement (maturing on 07/02/2007 in
              the amount of $1,479, collateralized by FNMA,
              5.00%, 2035, value of $1,507)
   1,478      5.36% dated 07/02/2007..........................     1,478
            Deutsche Bank Securities TriParty Joint Repurchase
              Agreement (maturing on 07/02/2007 in the amount
              of $3,924, collateralized by FHLMC,
              4.50% -- 6.50%, 2019 -- 2037, value of $4,000)
   3,922      5.36% dated 07/02/2007..........................     3,922
            UBS Securities, Inc. TriParty Joint Repurchase
              Agreement (maturing on 07/02/2007 in the amount
              of $2,426, collateralized by FNMA,
              4.50% -- 6.50%, 2020 -- 2037, value of $2,474)
   2,425      5.37% dated 07/02/2007..........................     2,425
                                                                --------
                                                                   7,835
                                                                --------
 SHARES
---------
            SECURITIES PURCHASED WITH PROCEEDS FROM SECURITY
            LENDING -- 3.4%
            CASH COLLATERAL REINVESTMENT FUND:
  15,371    BNY Institutional Cash Reserve Fund...............    15,371
                                                                --------
            Total short-term investments
              (cost $23,206)..................................  $ 23,206
                                                                --------

            Total investments
              (cost $361,783) (C).............................  104.5%    $467,855
            Other assets and liabilities......................   (4.5)%    (19,973)
                                                                -----     --------
            Total net assets..................................  100.0%    $447,882
                                                                =====     ========

Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 4.36% of total net assets at June 30, 2007.

  (C)At June 30, 2007, the cost of securities for federal income tax purposes was $362,534 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

      Unrealized Appreciation........................  $105,772
      Unrealized Depreciation........................      (451)
                                                       --------
      Net Unrealized Appreciation....................  $105,321
                                                       ========

  (D)Currently non-income producing.

 (G) Security is partially on loan at June 30, 2007.

  (W)See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

 HARTFORD VALUE OPPORTUNITIES HLS FUND

 SCHEDULE OF INVESTMENTS
 JUNE 30, 2007 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                         VALUE (W)
---------                                                       ---------
 COMMON STOCK -- 99.1%
            BASIC MATERIALS -- 7.5%
     274    Alcoa, Inc. ......................................  $ 11,097
     319    Arch Coal, Inc. (G)...............................    11,117
      74    Celanese Corp. ...................................     2,868
     423    Chemtura Corp. ...................................     4,702
      98    Cytec Industries, Inc. ...........................     6,217
      52    E.I. DuPont de Nemours & Co. .....................     2,659
      23    FMC Corp. ........................................     2,065
      11    Mueller Water Products, Inc. Class B..............       162
     320    Owens-Illinois, Inc. (D)..........................    11,207
     309    Smurfit-Stone Container Corp. (D).................     4,111
                                                                --------
                                                                  56,205
                                                                --------
            CAPITAL GOODS -- 6.1%
      53    Alliant Techsystems, Inc. (D)(G)..................     5,295
      68    Deere & Co. ......................................     8,247
     322    Goodrich Corp. ...................................    19,148
     102    Kennametal, Inc. .................................     8,326
     119    Varian Semiconductor Equipment Associates, Inc.
              (D).............................................     4,783
                                                                --------
                                                                  45,799
                                                                --------
            CONSUMER CYCLICAL -- 6.4%
     196    American Axle & Manufacturing Holdings, Inc.
              (G).............................................     5,798
   3,040    Buck Holdings L.P. (A)(D)(H)......................     2,736
     464    Circuit City Stores, Inc. (G).....................     6,999
     121    Copart, Inc. (D)..................................     3,701
     440    Ford Motor Co. (G)................................     4,143
     192    Home Depot, Inc. .................................     7,547
      76    MDC Holdings, Inc. (G)............................     3,671
     108    Office Depot, Inc. (D)............................     3,275
     388    Ruby Tuesday, Inc. (G)............................    10,227
                                                                --------
                                                                  48,097
                                                                --------
            CONSUMER STAPLES -- 3.8%
     209    Avon Products, Inc. ..............................     7,670
     112    Cosan S.A. Industria E Comercio (D)...............     1,832
  10,175    Marine Harvest (A)(D)(G)..........................    10,987
     257    Unilever N.V. NY Shares...........................     7,960
                                                                --------
                                                                  28,449
                                                                --------
            ENERGY -- 9.4%
     663    Brasil EcoDiesel Industria (D)....................     4,261
     124    Exxon Mobil Corp. ................................    10,364
      64    GlobalSantaFe Corp. ..............................     4,646
     174    Newfield Exploration Co. (D)......................     7,938
      79    Noble Corp. ......................................     7,685
     120    Noble Energy, Inc. ...............................     7,493
     112    Petro-Canada......................................     5,988
     234    Talisman Energy, Inc. ............................     4,525
     197    Total S.A. ADR....................................    15,942
      72    UGI Corp. ........................................     1,951
                                                                --------
                                                                  70,793
                                                                --------
            FINANCE -- 27.4%
     369    ACE Ltd. .........................................    23,089
     146    Aetna, Inc. ......................................     7,222

                                                                 MARKET
 SHARES                                                         VALUE (W)
---------                                                       ---------
            FINANCE -- (CONTINUED)
      66    Ambac Financial Group, Inc. ......................  $  5,711
     127    American International Group, Inc. ...............     8,859
     358    Apollo Investment Corp. (G).......................     7,702
     494    Bank of America Corp. ............................    24,167
     313    Capital One Financial Corp. ......................    24,583
      73    CIT Group, Inc. ..................................     3,975
     137    Citigroup, Inc. ..................................     7,011
     223    Commerce Bancorp, Inc. (G)........................     8,249
     467    E*Trade Financial Corp. (D).......................    10,305
      87    Everest Re Group Ltd. ............................     9,419
     443    Genesis Lease Ltd. ...............................    12,141
     161    Oaktree Capital (D) (I)...........................     6,641
     390    PennantPark Investment Corp. (G)..................     5,476
     214    Platinum Underwriters Holdings Ltd. ..............     7,419
   1,428    Royal Bank of Scotland Group plc (A)..............    18,065
     221    UBS AG............................................    13,276
     102    Unum Group........................................     2,674
                                                                --------
                                                                 205,984
                                                                --------
            HEALTH CARE -- 7.4%
     140    Alkermes, Inc. (D)................................     2,048
      62    Astellas Pharma, Inc. (A).........................     2,679
     127    Bristol-Myers Squibb Co. .........................     4,021
     151    Cooper Co., Inc. .................................     8,062
     694    Impax Laboratories, Inc. (D)......................     8,328
      85    Sanofi-Aventis S.A. (A)(G)........................     6,862
     273    Sanofi-Aventis S.A. ADR...........................    11,010
     218    Wyeth.............................................    12,489
                                                                --------
                                                                  55,499
                                                                --------
            SERVICES -- 8.3%
     303    Avis Budget Group, Inc. (D).......................     8,606
     660    BearingPoint, Inc. (D)............................     4,825
     164    CACI International, Inc. Class A (D)(G)...........     8,016
     166    CheckFree Corp. (D)...............................     6,657
     550    Comcast Corp. Special Class A (D).................    15,386
     127    Entercom Communications Corp. (G).................     3,154
     131    R.H. Donnelley Corp. (D)..........................     9,904
      51    United Parcel Service, Inc. Class B...............     3,733
      39    Viacom, Inc. Class B (D)..........................     1,632
                                                                --------
                                                                  61,913
                                                                --------
            TECHNOLOGY -- 19.4%
     214    Arrow Electronics, Inc. (D).......................     8,220
     815    Cinram International Income Fund..................    20,644
     794    Cisco Systems, Inc. (D)...........................    22,123
      17    Embarq Corp. .....................................     1,100
     227    Fairchild Semiconductor International, Inc. (D)...     4,391
     130    First Data Corp. .................................     4,252
     568    Flextronics International Ltd. (D)(G).............     6,139
     577    JDS Uniphase Corp. (D)(G).........................     7,754
     336    Microsoft Corp. ..................................     9,902
     231    QLogic Corp. (D)..................................     3,838
     325    Seagate Technology................................     7,064
     230    Solar Cayman Ltd. (A)(D)(H).......................     3,106
     753    Sprint Nextel Corp. ..............................    15,592
     453    Symantec Corp. (D)................................     9,143
     283    Telefonaktiebolaget LM Ericsson ADR (G)...........    11,293

The accompanying notes are an integral part of these financial statements.

 HARTFORD VALUE OPPORTUNITIES HLS FUND

 JUNE 30, 2007 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                         VALUE (W)
---------                                                       ---------
COMMON STOCK -- (CONTINUED)
            TECHNOLOGY -- (CONTINUED)
     125    Texas Instruments, Inc. ..........................  $  4,719
     265    Virgin Media, Inc. ...............................     6,460
                                                                --------
                                                                 145,740
                                                                --------
            TRANSPORTATION -- 3.4%
     305    Northwest Airlines Corp. (D)(G)...................     6,780
     172    U.S. Airways Group, Inc. (D)(J)...................     5,199
     325    UAL Corp. (D)(G)..................................    13,176
                                                                --------
                                                                  25,155
                                                                --------
            Total common stock
              (cost $618,216).................................  $743,634
                                                                --------
PRINCIPAL
 AMOUNT
---------
 SHORT-TERM INVESTMENTS -- 13.6%
            REPURCHASE AGREEMENTS -- 1.3%
            Banc of America Securities Joint Repurchase
              Agreement (maturing on 07/02/2007 in the amount
              of $13, collateralized by U.S. Treasury Note,
              12.00%, 2013, value of $13)
 $    13      4.25% dated 07/02/2007..........................  $     13
            Banc of America Securities TriParty Joint
              Repurchase Agreement (maturing on 07/02/2007 in
              the amount of $1,860, collateralized by FNMA,
              5.00%, 2035, value of $1,897)
   1,859      5.36% dated 07/02/2007..........................     1,859
            Deutsche Bank Securities TriParty Joint Repurchase
              Agreement (maturing on 07/02/2007 in the amount
              of $4,937, collateralized by FHLMC,
              4.50% -- 6.50%, 2019 -- 2037, value of $5,034)
   4,935      5.36% dated 07/02/2007..........................     4,935
            UBS Securities, Inc. TriParty Joint Repurchase
              Agreement (maturing on 07/02/2007 in the amount
              of $3,053, collateralized by FNMA,
              4.50% -- 6.50%, 2020 -- 2037, value of $3,113)
   3,052      5.37% dated 07/02/2007..........................     3,052
                                                                --------
                                                                   9,859
                                                                --------
 SHARES
---------
            SECURITIES PURCHASED WITH PROCEEDS FROM SECURITY
            LENDING -- 12.3%
            CASH COLLATERAL REINVESTMENT FUND:
  92,525    BNY Institutional Cash Reserve Fund...............    92,525
                                                                --------
            Total short-term investments
              (cost $102,384).................................  $102,384
                                                                --------

            Total investments
              (cost $720,600) (C).............................  112.7%    $846,018
            Other assets and liabilities......................  (12.7)%    (95,403)
                                                                -----     --------
            Total net assets..................................  100.0%    $750,615
                                                                =====     ========

Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 19.65% of total net assets at June 30, 2007.

  (C)At June 30, 2007, the cost of securities for federal income tax purposes was $721,185 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

      Unrealized Appreciation........................  $131,555
      Unrealized Depreciation........................    (6,722)
                                                       --------
      Net Unrealized Appreciation....................  $124,833
                                                       ========

 (A) The aggregate value of securities valued in good faith at fair value by, or under the direction of, the Funds' Board of Directors at June 30, 2007, was $44,435, which represents 5.92% of total net assets.

  (D)Currently non-income producing.

 (G) Security is partially on loan at June 30, 2007.

  (I)Securities issued within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of
     1933, as amended, and may be sold only to qualified institutional buyers. Pursuant to guidelines adopted by the Board of Directors, these issues are determined to be liquid. The aggregate value of these securities at June 30, 2007, was $6,641, which represents 0.88% of total net assets.

  (J)Securities exempt from registration under Regulation D of the Securities Act of 1933. These securities are determined to be liquid. At June 30, 2007, the market value of these securities was $5,199, which represents 0.69% of total net assets.

 (H) The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

      PERIOD                                                             COST
      ACQUIRED        SHARES/PAR                SECURITY                BASIS
      --------        ----------                --------                ------
      06/2007           3,040              Buck Holdings L.P.           $3,044
      03/2007             230               Solar Cayman Ltd.            3,453

     The aggregate value of these securities at June 30, 2007 was $5,842 which represents 0.78% of total net assets.

  (W)See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

                      (This page intentionally left blank)

 HARTFORD SERIES FUND, INC. AND HARTFORD HLS SERIES FUND II, INC.

 STATEMENTS OF ASSETS AND LIABILITIES
 JUNE 30, 2007 (UNAUDITED) (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                                     HARTFORD
                                                                  HARTFORD           CAPITAL
                                                                  ADVISERS         APPRECIATION
                                                                  HLS FUND           HLS FUND
                                                              ----------------   ----------------
ASSETS:
  Investments in securities, at value; (amortized cost for
    Money Market)@..........................................     $9,810,376        $16,966,885
  Cash......................................................             25                 --
  Foreign currency on deposit with custodian#...............            221                883
  Unrealized appreciation on forward foreign currency
    contracts...............................................             62                 90
  Unrealized appreciation on forward bonds..................             --                 --
  Receivables:
    Investment securities sold..............................         17,944            273,025
    Fund shares sold........................................           (172)             3,358
    Dividends and interest..................................         33,010             15,055
    Variation margin........................................             --                 --
  Purchased options and swap contracts......................             --                 --
  Other assets..............................................             40                 50
                                                                 ----------        -----------
Total assets................................................      9,861,506         17,259,346
                                                                 ----------        -----------
LIABILITIES:
  Unrealized depreciation on forward foreign currency
    contracts...............................................             --             18,256
  Unrealized depreciation on forward bonds..................             --                 --
  Bank overdraft -- U.S. Dollars............................             --                 35
  Bank overdraft -- foreign cash............................             --                 --
  Payable upon return of securities loaned..................      1,497,141          1,937,822
  Payables:
    Investment securities purchased.........................        168,235            185,419
    Fund shares redeemed....................................          5,483              9,729
    Variation margin........................................             --                 --
    Investment management and advisory fees.................            361                710
    Administrative fee......................................            179                330
    Distribution fees.......................................             33                 79
  Accrued expenses..........................................            332                246
  Written options and swap contracts........................             --                 --
                                                                 ----------        -----------
Total liabilities...........................................      1,671,764          2,152,626
                                                                 ----------        -----------
Net assets..................................................     $8,189,742        $15,106,720
                                                                 ==========        ===========
SUMMARY OF NET ASSETS:
Capital stock and paid-in-capital...........................     $7,178,835        $11,053,917
Accumulated undistributed (distribution in excess of) net
  investment income (loss)..................................         86,810             44,717
Accumulated net realized gain (loss) on investments and
  foreign currency transactions.............................        525,225          1,014,412
Unrealized appreciation (depreciation) of investments and
  the translations of assets and liabilities denominated in
  foreign currency..........................................        398,872          2,993,674
                                                                 ----------        -----------
Net assets..................................................     $8,189,742        $15,106,720
                                                                 ==========        ===========
Shares authorized...........................................      9,500,000          5,000,000
                                                                 ----------        -----------
Par value...................................................     $    0.001        $     0.001
                                                                 ----------        -----------
CLASS IA: Net asset value per share.........................  23.$88........       $     57.62
                                                                 ----------        -----------
         Shares outstanding.................................        292,072            211,710
                                                                 ----------        -----------
         Net assets.........................................     $6,975,632        $12,199,407
                                                                 ----------        -----------
CLASS IB: Net asset value per share.........................     $    24.05        $     57.24
                                                                 ----------        -----------
         Shares outstanding.................................         50,484             50,795
                                                                 ----------        -----------
         Net assets.........................................     $1,214,110        $ 2,907,313
                                                                 ----------        -----------
@ Cost of securities........................................     $9,411,492        $13,954,971
                                                                 ----------        -----------
@ Market value of securities on loan........................     $1,466,075        $ 1,875,171
                                                                 ----------        -----------
# Cost of foreign currency on deposit with custodian........     $      220        $       897
                                                                 ----------        -----------

+ Prior to July 27, 2007, the Fund was known as Hartford Focus HLS Fund.
++ Prior to July 27, 2007, the Fund was known as Hartford Global Leaders HLS
   Fund.
* Cash of $2,498 was pledged as initial margin deposit for open futures contracts and cash of $3,621 was designated to cover open put options written for Hartford Disciplined Equity HLS Fund.

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

        HARTFORD           HARTFORD                              HARTFORD
      DISCIPLINED        DIVIDEND AND         HARTFORD         FUNDAMENTAL          HARTFORD           HARTFORD
         EQUITY             GROWTH         EQUITY INCOME          GROWTH        GLOBAL ADVISERS     GLOBAL GROWTH
        HLS FUND           HLS FUND           HLS FUND          HLS FUND+           HLS FUND          HLS FUND++
    ----------------   ----------------   ----------------   ----------------   ----------------   ----------------
       $2,141,003         $8,394,042          $545,696           $ 85,986          $  402,416         $1,470,951
            6,178*                 1                 1                  1               1,306              1,366
               --                 --                --                 --                  75                165
               --                 --                --                 --                 939                 14
               --                 --                --                 --                 925                 --
               --             18,615                --                950              26,950             26,014
            1,653              4,128               210              1,980                  74                401
            2,212             10,323             1,092                 34               1,300              1,278
               --                 --                --                 --                 100                 --
               --                 --                --                 --                  --                 --
               15                 76                 6                  1                  --                  6
       ----------         ----------          --------           --------          ----------         ----------
        2,151,061          8,427,185           547,005             88,952             434,085          1,500,195
       ----------         ----------          --------           --------          ----------         ----------
               --                 --                --                 --               1,207                  4
               --                 --                --                 --                 644                 --
               --                 --                --                 --                  --                 --
               --                 --                --                 --                  --                 --
          159,026            721,215            21,864              3,626              30,539            231,437
            4,021              2,181                --                532              37,446             19,515
              809              4,133               421                 49                 272                999
               19                 --                --                 --                 158                 --
              102                367                34                  5                  22                 67
               43                168                12                  2                   8                 27
               10                 45                 3                  1                   2                  8
               26                151                11                 16                  71                 73
              379                 --                --                 --                  --                 --
       ----------         ----------          --------           --------          ----------         ----------
          164,435            728,260            22,345              4,231              70,369            252,130
       ----------         ----------          --------           --------          ----------         ----------
       $1,986,626         $7,698,925          $524,660           $ 84,721          $  363,716         $1,248,065
       ==========         ==========          ========           ========          ==========         ==========
       $1,619,833         $5,532,016          $431,132           $ 72,902          $  309,590         $  939,756
           10,155             64,244             5,349                 70               2,612             (1,281)
           86,809            254,955             5,092              5,135               7,979             53,796
          269,829          1,847,710            83,087              6,614              43,535            255,794
       ----------         ----------          --------           --------          ----------         ----------
       $1,986,626         $7,698,925          $524,660           $ 84,721          $  363,716         $1,248,065
       ==========         ==========          ========           ========          ==========         ==========
        3,500,000          4,000,000           800,000            800,000           1,000,000          3,400,000
       ----------         ----------          --------           --------          ----------         ----------
       $    0.001         $    0.001          $  0.001           $  0.001          $    0.001         $    0.001
       ----------         ----------          --------           --------          ----------         ----------
       $    15.31         $    24.59          $  14.66           $  10.67          $    13.19         $    21.57
       ----------         ----------          --------           --------          ----------         ----------
          105,922            246,579            28,093              4,745              22,733             44,458
       ----------         ----------          --------           --------          ----------         ----------
       $1,621,203         $6,062,353          $411,786           $ 50,614          $  299,769         $  958,786
       ----------         ----------          --------           --------          ----------         ----------
       $    15.20         $    24.48          $  14.63           $  10.63          $    13.12         $    21.46
       ----------         ----------          --------           --------          ----------         ----------
           24,037             66,852             7,717              3,210               4,873             13,482
       ----------         ----------          --------           --------          ----------         ----------
       $  365,423         $1,636,572          $112,874           $ 34,107          $   63,947         $  289,279
       ----------         ----------          --------           --------          ----------         ----------
       $1,871,201         $6,546,332          $462,609           $ 79,371          $  358,859         $1,215,154
       ----------         ----------          --------           --------          ----------         ----------
       $  155,590         $  708,268          $ 21,445           $  3,537          $   29,640         $  223,422
       ----------         ----------          --------           --------          ----------         ----------
       $       --         $       --          $     --           $     --          $       75         $      165
       ----------         ----------          --------           --------          ----------         ----------

                            HARTFORD
         HARTFORD            GROWTH
          GROWTH         OPPORTUNITIES
         HLS FUND           HLS FUND
     ----------------   ----------------
         $613,820          $1,661,932
               --              10,105
               --                  --
               --                  --
               --                  --
           10,094              20,968
              279               3,563
              388                 352
               --                  --
               --                  --
               12                  90
         --------          ----------
          624,593           1,697,010
         --------          ----------
               --                  --
               --                  --
                6                  --
               --                   1
           73,673             201,465
           12,642              37,354
            1,823                 822
               --                  --
               35                  96
               12                  --
                5                   6
               45                  71
               --                  --
         --------          ----------
           88,241             239,815
         --------          ----------
         $536,352          $1,457,195
         ========          ==========
         $449,376          $1,067,331
              187                 269
           11,955             114,439
           74,834             275,156
         --------          ----------
         $536,352          $1,457,195
         ========          ==========
          800,000             700,000
         --------          ----------
         $  0.001          $    0.001
         --------          ----------
         $  13.04          $    34.37
         --------          ----------
           26,718              35,832
         --------          ----------
         $348,405          $1,231,625
         --------          ----------
         $  12.86          $    34.06
         --------          ----------
           14,611               6,623
         --------          ----------
         $187,947          $  225,570
         --------          ----------
         $538,986          $1,386,768
         --------          ----------
         $ 71,387          $  196,919
         --------          ----------
         $     --          $       --
         --------          ----------

 HARTFORD SERIES FUND, INC. AND HARTFORD HLS SERIES FUND II, INC.

 JUNE 30, 2007 (UNAUDITED) (000'S OMITTED)
--------------------------------------------------------------------------------


                                                                  HARTFORD           HARTFORD
                                                                 HIGH YIELD           INDEX
                                                                  HLS FUND           HLS FUND
                                                              ----------------   ----------------
ASSETS:
  Investments in securities, at value; (amortized cost for
    Money Market)@..........................................     $  908,520         $1,957,793
  Cash......................................................             --                 14
  Foreign currency on deposit with custodian#...............            322                 --
  Unrealized appreciation on forward foreign currency
    contracts...............................................             73                 --
  Unrealized appreciation on forward bonds..................             --                 --
  Receivables:
    Investment securities sold..............................         27,660              1,297
    Fund shares sold........................................             97                295
    Dividends and interest..................................         12,789              1,965
    Variation margin........................................            168                  2
  Purchased options and swap contracts......................             --                 --
  Other assets..............................................             20                 20
                                                                 ----------         ----------
Total assets................................................        949,649          1,961,386
                                                                 ----------         ----------
LIABILITIES:
  Unrealized depreciation on forward foreign currency
    contracts...............................................             --                 --
  Unrealized depreciation on forward bonds..................             --                 --
  Bank overdraft -- U.S. Dollars............................          1,361                 --
  Bank overdraft -- foreign cash............................             --                 --
  Payable upon return of securities loaned..................        152,055            109,572
  Payables:
    Investment securities purchased.........................         42,901              2,751
    Fund shares redeemed....................................            837              1,303
    Variation margin........................................             --                 26
    Investment management and advisory fees.................             43                 20
    Administrative fee......................................             17                 41
    Distribution fees.......................................              7                  8
  Accrued expenses..........................................             49                 50
  Written options and swap contracts........................             --                 --
                                                                 ----------         ----------
Total liabilities...........................................        197,270            113,771
                                                                 ----------         ----------
Net assets..................................................     $  752,379         $1,847,615
                                                                 ==========         ==========
SUMMARY OF NET ASSETS:
Capital stock and paid-in-capital...........................     $  746,622         $1,371,421
Accumulated undistributed (distribution in excess of) net
  investment income (loss)..................................         26,352             14,147
Accumulated net realized gain (loss) on investments and
  foreign currency transactions.............................        (17,755)            28,410
Unrealized appreciation (depreciation) of investments and
  the translations of assets and liabilities denominated in
  foreign currency..........................................         (2,840)           433,637
                                                                 ----------         ----------
Net assets..................................................     $  752,379         $1,847,615
                                                                 ==========         ==========
Shares authorized...........................................      2,800,000          4,000,000
                                                                 ----------         ----------
Par value...................................................     $    0.001         $    0.001
                                                                 ----------         ----------
CLASS IA: Net asset value per share.........................     $     9.66         $    34.41
                                                                 ----------         ----------
         Shares outstanding.................................         51,163             45,136
                                                                 ----------         ----------
         Net assets.........................................     $  494,075         $1,553,213
                                                                 ----------         ----------
CLASS IB: Net asset value per share.........................     $     9.56         $    34.22
                                                                 ----------         ----------
         Shares outstanding.................................         27,016              8,603
                                                                 ----------         ----------
         Net assets.........................................     $  258,304         $  294,402
                                                                 ----------         ----------
@ Cost of securities........................................     $  911,053         $1,524,003
                                                                 ----------         ----------
@ Market value of securities on loan........................     $  148,970         $  106,185
                                                                 ----------         ----------
# Cost of foreign currency on deposit with custodian........     $      320         $       --
                                                                 ----------         ----------

(AA) Prior to July 27, 2007, the Fund was known as Hartford International Capital Appreciation HLS Fund.
 *  Previously known as Hartford Blue Chip Stock HLS Fund.

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

                                              HARTFORD
        HARTFORD           HARTFORD        INTERNATIONAL         HARTFORD           HARTFORD           HARTFORD
     INTERNATIONAL      INTERNATIONAL          SMALL          INTERNATIONAL         LARGECAP            MIDCAP
         GROWTH         OPPORTUNITIES         COMPANY             STOCK              GROWTH             GROWTH
      HLS FUND(AA)         HLS FUND           HLS FUND           HLS FUND          HLS FUND*           HLS FUND
    ----------------   ----------------   ----------------   ----------------   ----------------   ----------------
       $1,136,719         $2,644,400          $590,112           $118,663           $212,801           $ 75,782
               --                 --                --                 --                 --                 --
              143                496                11                 --                 --                 --
               74                 25                13                 --                 --                 --
               --                 --                --                 --                 --                 --
           33,748             49,897             7,539                 --             13,915                667
              413              1,064               154                  5                  9                 31
            1,986              7,003               845                270                124                 22
               --                 --                --                 --                 --                 13
               --                 --                --                 --                 --                 --
                9                119                33                  5                  7                  8
       ----------         ----------          --------           --------           --------           --------
        1,173,092          2,703,004           598,707            118,943            226,856             76,523
       ----------         ----------          --------           --------           --------           --------
               30                 65                 2                 --                 --                 --
               --                 --                --                 --                 --                 --
              617                325             1,450                 --                 --                 --
               --                 --                --                 --                 --                 --
          163,805            562,579           109,541             17,449             15,512             16,220
           20,660              8,474             5,878                945             14,044              2,968
              754                863               164                 26                 80                 83
               --                 --                --                 --                 --                  5
               63                108                33                  9                 14                  5
               21                 46                10                 --                 --                 --
                9                 11                 3                 --                 --                 --
               21                 46                20                 18                 14                 15
               --                 --                --                 --                 --                 --
       ----------         ----------          --------           --------           --------           --------
          185,980            572,517           117,101             18,447             29,664             19,296
       ----------         ----------          --------           --------           --------           --------
       $  987,112         $2,130,487          $481,606           $100,496           $197,192           $ 57,227
       ==========         ==========          ========           ========           ========           ========
       $  746,877         $1,626,559          $379,252           $ 74,197           $219,601           $ 49,599
            5,655             20,373             2,495              1,499                548                139
           94,846            185,410            45,603              7,956            (39,184)             5,328
          139,734            298,145            54,256             16,844             16,227              2,161
       ----------         ----------          --------           --------           --------           --------
       $  987,112         $2,130,487          $481,606           $100,496           $197,192           $ 57,227
       ==========         ==========          ========           ========           ========           ========
          800,000          2,625,000           800,000            700,000            700,000            700,000
       ----------         ----------          --------           --------           --------           --------
       $    0.001         $    0.001          $  0.001           $  0.001           $  0.001           $  0.001
       ----------         ----------          --------           --------           --------           --------
       $    15.28         $    16.32          $  18.30           $  19.04           $  19.93           $  11.69
       ----------         ----------          --------           --------           --------           --------
           43,341            106,316            19,427              5,279              9,894              4,895
       ----------         ----------          --------           --------           --------           --------
       $  662,329         $1,735,173          $355,479           $100,496           $197,192           $ 57,227
       ----------         ----------          --------           --------           --------           --------
       $    15.17         $    16.44          $  18.13           $   0.00           $   0.00           $   0.00
       ----------         ----------          --------           --------           --------           --------
           21,408             24,046             6,958                 --                 --                 --
       ----------         ----------          --------           --------           --------           --------
       $  324,783         $  395,314          $126,127           $     --           $     --           $     --
       ----------         ----------          --------           --------           --------           --------
       $  996,942         $2,346,300          $535,850           $101,819           $196,574           $ 73,621
       ----------         ----------          --------           --------           --------           --------
       $  156,271         $  536,989          $103,970           $ 16,599           $ 15,143           $ 15,842
       ----------         ----------          --------           --------           --------           --------
       $      143         $      495          $     11           $     --           $     --           $     --
       ----------         ----------          --------           --------           --------           --------


         HARTFORD           HARTFORD
          MONEY             MORTGAGE
          MARKET           SECURITIES
         HLS FUND           HLS FUND
     ----------------   ----------------
        $2,185,435         $  614,876
             5,592                 11
                --                 --
                --                 --
                --                 --
                --                  1
             6,046                488
             2,531              2,615
                --                305
                --                 --
                35                  2
        ----------         ----------
         2,199,639            618,298
        ----------         ----------
                --                 --
                --                 --
                --                 --
                --                 --
                --                 --
             5,276            108,794
             8,552                257
                --                594
                59                 14
                48                 11
                10                  3
                85                 32
                --                 --
        ----------         ----------
            14,030            109,705
        ----------         ----------
        $2,185,609         $  508,593
        ==========         ==========
        $2,185,609         $  526,255
                --             13,159
                --            (23,485)
                --             (7,336)
        ----------         ----------
        $2,185,609         $  508,593
        ==========         ==========
         7,000,000          1,200,000
        ----------         ----------
        $    0.001         $    0.001
        ----------         ----------
        $     1.00         $    10.91
        ----------         ----------
         1,805,303             34,940
        ----------         ----------
        $1,805,303         $  381,139
        ----------         ----------
        $     1.00         $    10.82
        ----------         ----------
           380,306             11,775
        ----------         ----------
        $  380,306         $  127,454
        ----------         ----------
        $2,185,435         $  621,989
        ----------         ----------
        $       --         $       --
        ----------         ----------
        $       --         $       --
        ----------         ----------

 HARTFORD SERIES FUND, INC. AND HARTFORD HLS SERIES FUND II, INC.

 JUNE 30, 2007 (UNAUDITED) (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                  HARTFORD           HARTFORD
                                                                  SMALLCAP           SMALLCAP
                                                                   GROWTH             VALUE
                                                                  HLS FUND           HLS FUND
                                                              ----------------   ----------------
ASSETS:
  Investments in securities, at value; (amortized cost for
    Money Market)@..........................................     $1,227,558          $130,223
  Cash......................................................             16                16*
  Foreign currency on deposit with custodian#...............             --                --
  Unrealized appreciation on forward foreign currency
    contracts...............................................             --                --
  Unrealized appreciation on forward bonds..................             --                --
  Receivables:
    Investment securities sold..............................         17,556               241
    Fund shares sold........................................            230                15
    Dividends and interest..................................            224               190
    Variation margin........................................             20                --
  Purchased options and swap contracts......................             --                --
  Other assets..............................................              9                 1
                                                                 ----------          --------
Total assets................................................      1,245,613           130,686
                                                                 ----------          --------
LIABILITIES:
  Unrealized depreciation on forward foreign currency
    contracts...............................................             --                --
  Unrealized depreciation on forward bonds..................             --                --
  Bank overdraft -- U.S. Dollars............................             --                --
  Bank overdraft -- foreign cash............................             --                --
  Payable upon return of securities loaned..................        204,611            29,157
  Payables:
    Investment securities purchased.........................         20,282               345
    Fund shares redeemed....................................          1,613                30
    Variation margin........................................             14                 2
    Investment management and advisory fees.................             68                10
    Administrative fee......................................             --                --
    Distribution fees.......................................              7                --
  Accrued expenses..........................................             50                16
  Written options and swap contracts........................             --                --
                                                                 ----------          --------
Total liabilities...........................................        226,645            29,560
                                                                 ----------          --------
Net assets..................................................     $1,018,968          $101,126
                                                                 ==========          ========
SUMMARY OF NET ASSETS:
Capital stock and paid-in-capital...........................     $  844,658          $ 85,600
Accumulated undistributed (distribution in excess of) net
  investment income (loss)..................................          1,632               586
Accumulated net realized gain (loss) on investments and
  foreign currency transactions.............................         45,827             6,544
Unrealized appreciation (depreciation) of investments and
  the translations of assets and liabilities denominated in
  foreign currency..........................................        126,851             8,396
                                                                 ----------          --------
Net assets..................................................     $1,018,968          $101,126
                                                                 ==========          ========
Shares authorized...........................................        700,000           700,000
                                                                 ----------          --------
Par value...................................................     $    0.001          $  0.001
                                                                 ----------          --------
CLASS IA: Net asset value per share.........................     $    22.63          $  13.60
                                                                 ----------          --------
         Shares outstanding.................................         33,009             7,421
                                                                 ----------          --------
         Net assets.........................................     $  747,126          $100,958
                                                                 ----------          --------
CLASS IB: Net asset value per share.........................     $    22.55          $  13.56
                                                                 ----------          --------
         Shares outstanding.................................         12,058                12
                                                                 ----------          --------
         Net assets.........................................     $  271,842          $    168
                                                                 ----------          --------
@ Cost of securities........................................     $1,100,711          $121,827
                                                                 ----------          --------
@ Market value of securities on loan........................     $  199,335          $ 28,438
                                                                 ----------          --------
# Cost of foreign currency on deposit with custodian........     $       --          $     --
                                                                 ----------          --------

 * Cash of $16 was pledged as initial margin deposit for open futures contracts for Hartford SmallCap Value HLS Fund.
** Investments in repurchase agreements were $187,040 for Hartford U.S.
   Government Securities HLS Fund.

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

                           HARTFORD           HARTFORD                              HARTFORD
                         TOTAL RETURN     U.S. GOVERNMENT        HARTFORD            VALUE
     HARTFORD STOCK          BOND            SECURITIES           VALUE          OPPORTUNITIES
        HLS FUND           HLS FUND           HLS FUND           HLS FUND           HLS FUND
    ----------------   ----------------   ----------------   ----------------   ----------------
       $5,524,092         $5,434,138         $1,459,602**        $467,855           $846,018
            9,844                 --                 11                 1                 15
              225              4,487                  2                --                134
               60                321                 --                --                 --
               --                 --                 --                --                 --
           18,944              5,064                132                --              5,680
              243              2,508              2,145               210                108
            5,560             33,879              6,815               706                815
               --              3,303                626                --                 --
               --                320                 --                --                 --
               50                 39                 14                 7                 10
       ----------         ----------         ----------          --------           --------
        5,559,018          5,484,059          1,469,347           468,779            852,780
       ----------         ----------         ----------          --------           --------
               --                338                 --                --                 --
               --                 --                 --                --                 --
               --                714                 --                --                 --
               --                 --                 --                --                 --
          285,186            198,312            114,301            15,371             92,525
           33,930          1,005,859            262,083             5,018              5,618
            3,772              1,739                419               451              3,930
               --              3,002                701                --                 --
              148                122                 54                30                 51
              115                 93                 --                10                 --
               21                 29                  8                 4                  5
              157                 89                 30                13                 36
               --                428                 --                --                 --
       ----------         ----------         ----------          --------           --------
          323,329          1,210,725            377,596            20,897            102,165
       ----------         ----------         ----------          --------           --------
       $5,235,689         $4,273,334         $1,091,751          $447,882           $750,615
       ==========         ==========         ==========          ========           ========
       $4,361,800         $4,286,331         $1,117,328          $330,444           $582,843
           27,425            108,700             25,699             2,739              4,800
          409,534            (60,275)           (41,983)            8,627             37,552
          436,930            (61,422)            (9,293)          106,072            125,420
       ----------         ----------         ----------          --------           --------
       $5,235,689         $4,273,334         $1,091,751          $447,882           $750,615
       ==========         ==========         ==========          ========           ========
        4,000,000          5,000,000            700,000           800,000            700,000
       ----------         ----------         ----------          --------           --------
       $    0.001         $    0.001         $    0.001          $  0.001           $  0.001
       ----------         ----------         ----------          --------           --------
       $    56.78         $    11.31         $    10.79          $  13.06           $  21.40
       ----------         ----------         ----------          --------           --------
           78,863            285,397             74,813            22,910             26,788
       ----------         ----------         ----------          --------           --------
       $4,478,211         $3,228,267         $  807,227          $299,267           $573,284
       ----------         ----------         ----------          --------           --------
       $    56.58         $    11.25         $    10.75          $  13.02           $  21.27
       ----------         ----------         ----------          --------           --------
           13,389             92,930             26,466            11,416              8,339
       ----------         ----------         ----------          --------           --------
       $  757,478         $1,045,067         $  284,524          $148,615           $177,331
       ----------         ----------         ----------          --------           --------
       $5,087,153         $5,495,600         $1,469,796          $361,783           $720,600
       ----------         ----------         ----------          --------           --------
       $  277,042         $  194,300         $  111,990          $ 14,974           $ 89,272
       ----------         ----------         ----------          --------           --------
       $      225         $    4,445         $        2          $     --           $    133
       ----------         ----------         ----------          --------           --------

 HARTFORD SERIES FUND, INC. AND HARTFORD HLS SERIES FUND II, INC.

 STATEMENTS OF OPERATIONS
 FOR THE SIX-MONTH PERIOD ENDED JUNE 30, 2007 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                                     HARTFORD
                                                                  HARTFORD           CAPITAL
                                                                  ADVISERS         APPRECIATION
                                                                  HLS FUND           HLS FUND
                                                              ----------------   ----------------
INVESTMENT INCOME:
  Dividends.................................................      $ 43,118          $  104,946
  Interest..................................................        70,515               6,512
  Securities lending........................................         1,148               1,562
  Less: Foreign tax withheld................................          (655)             (5,377)
                                                                  --------          ----------
    Total investment income, net............................       114,126             107,643
                                                                  --------          ----------
EXPENSES:
  Investment management and advisory fees...................        16,530              31,274
  Administrative services fees..............................         8,216              14,513
  Distribution fees -- Class IB.............................         1,526               3,500
  Custodian fees............................................            14                 143
  Accounting services.......................................           616               1,089
  Board of Directors' fees..................................            73                 160
  Other expenses............................................           616               1,063
                                                                  --------          ----------
    Total expenses (before waivers and fees paid
     indirectly)............................................        27,591              51,742
  Expense waivers...........................................            --                  --
  Commission recapture......................................          (261)               (526)
  Custodian fee offset......................................           (16)                (14)
                                                                  --------          ----------
    Total waivers and fees paid indirectly..................          (277)               (540)
                                                                  --------          ----------
    Total expenses, net.....................................        27,314              51,202
                                                                  --------          ----------
  Net investment income (loss)..............................        86,812              56,441
                                                                  --------          ----------
NET REALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES, OPTIONS
  AND SWAP CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS:
  Net realized gain (loss) on investments...................       555,967           1,021,180
  Net realized gain (loss) on futures, written options and
    swap contracts..........................................            --               1,031
  Net realized gain (loss) on foreign currency
    transactions............................................           (89)               (839)
                                                                  --------          ----------
NET REALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES, OPTIONS
  AND SWAP CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS:.....       555,878           1,021,372
                                                                  --------          ----------
NET CHANGES IN UNREALIZED APPRECIATION (DEPRECIATION) OF
  INVESTMENTS, FUTURES, OPTIONS AND SWAP CONTRACTS AND
  FOREIGN CURRENCY TRANSACTIONS:
  Net unrealized appreciation (depreciation) of
    investments.............................................       (58,280)            523,775
  Net unrealized appreciation (depreciation) of futures,
    written options and swap contracts......................            --                  --
  Net unrealized appreciation (depreciation) on translation
    of other assets and liabilities in foreign currencies...           (13)            (11,551)
                                                                  --------          ----------
NET CHANGES IN UNREALIZED APPRECIATION (DEPRECIATION) OF
  INVESTMENTS, FUTURES, OPTIONS AND SWAP CONTRACTS AND
  FOREIGN CURRENCY TRANSACTIONS.............................       (58,293)            512,224
                                                                  --------          ----------
NET GAIN (LOSS) ON INVESTMENTS, FUTURES, OPTIONS AND SWAP
  CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS:..............       497,585           1,533,596
                                                                  --------          ----------
PAYMENT FROM (TO) AFFILIATE (SEE NOTE 3G IN ACCOMPANYING
  NOTES TO FINANCIAL STATEMENTS)............................            --                  --
                                                                  --------          ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS................................................      $584,397          $1,590,037
                                                                  ========          ==========

(A) Prior to July 27, 2007, the Fund was known as Hartford Focus HLS Fund. (#) Prior to July 27, 2007, the Fund was known as Hartford Global Leaders HLS
    Fund.

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

        HARTFORD           HARTFORD                              HARTFORD           HARTFORD
      DISCIPLINED        DIVIDEND AND         HARTFORD         FUNDAMENTAL           GLOBAL            HARTFORD
         EQUITY             GROWTH         EQUITY INCOME          GROWTH            ADVISERS        GLOBAL GROWTH
        HLS FUND           HLS FUND           HLS FUND          HLS FUND+           HLS FUND          HLS FUND++
    ----------------   ----------------   ----------------   ----------------   ----------------   ----------------
        $ 15,710           $ 88,956           $ 7,358             $  435            $ 1,155            $  6,578
           1,339              2,090               228                 36              3,930                 252
              78              1,479                20                  7                 26                 383
              --             (1,732)              (75)               (10)              (116)               (648)
        --------           --------           -------             ------            -------            --------
          17,127             90,793             7,531                468              4,995               6,565
        --------           --------           -------             ------            -------            --------
           4,383             16,129             1,481                251              1,014               3,009
           1,858              7,386               494                 80                363               1,212
             448              2,003               136                 41                 79                 348
               2                  1                 1                  1                  8                  14
             139                554                37                  6                 27                  91
              11                 53                 3                  1                  3                  10
             131                531                36                 19                 86                 107
        --------           --------           -------             ------            -------            --------
           6,972             26,657             2,188                399              1,580               4,791
              --                 --                --                 --                 --                  --
              --               (106)               (6)                (1)                (6)                (31)
              --                 (2)               --                 --                 (3)                 (2)
        --------           --------           -------             ------            -------            --------
              --               (108)               (6)                (1)                (9)                (33)
        --------           --------           -------             ------            -------            --------
           6,972             26,549             2,182                398              1,571               4,758
        --------           --------           -------             ------            -------            --------
          10,155             64,244             5,349                 70              3,424               1,807
        --------           --------           -------             ------            -------            --------
         103,134            259,949             5,198              5,231              9,844              63,509
           3,569                 --                --                 --                292                  --
              --                 --                --                 (3)              (223)                (70)
        --------           --------           -------             ------            -------            --------
         106,703            259,949             5,198              5,228              9,913              63,439
        --------           --------           -------             ------            -------            --------
          40,507            325,653            21,735              2,346              7,909              53,908
            (688)                --                --                 --                (87)                 --
              --                 --                --                 --                 92                 (13)
        --------           --------           -------             ------            -------            --------
          39,819            325,653            21,735              2,346              7,914              53,895
        --------           --------           -------             ------            -------            --------
         146,522            585,602            26,933              7,574             17,827             117,334
        --------           --------           -------             ------            -------            --------
              --                 --                --                 --                 --                  --
        --------           --------           -------             ------            -------            --------
        $156,677           $649,846           $32,282             $7,644            $21,251            $119,141
        ========           ========           =======             ======            =======            ========

                            HARTFORD
         HARTFORD            GROWTH
          GROWTH         OPPORTUNITIES
         HLS FUND           HLS FUND
     ----------------   ----------------
         $ 2,421            $  3,977
             242                 550
              28                 266
             (11)               (129)
         -------            --------
           2,680               4,664
         -------            --------
           1,622               4,064
             547                  --
             232                 255
              --                  60
              41                  --
               4                   9
              70                 110
         -------            --------
           2,516               4,498
              --                  --
             (22)                (89)
              (1)                (14)
         -------            --------
             (23)               (103)
         -------            --------
           2,493               4,395
         -------            --------
             187                 269
         -------            --------
          12,249             118,199
              --                  --
               1                 (39)
         -------            --------
          12,250             118,160
         -------            --------
          30,110              88,001
              --                  --
              --                  (8)
         -------            --------
          30,110              87,993
         -------            --------
          42,360             206,153
         -------            --------
              --                  --
         -------            --------
         $42,547            $206,422
         =======            ========

 HARTFORD SERIES FUND, INC. AND HARTFORD HLS SERIES FUND II, INC.

 FOR THE SIX-MONTH PERIOD ENDED JUNE 30, 2007 (UNAUDITED)
(000'S OMITTED)
--------------------------------------------------------------------------------


                                                                  HARTFORD           HARTFORD
                                                                 HIGH YIELD           INDEX
                                                                  HLS FUND           HLS FUND
                                                              ----------------   ----------------
INVESTMENT INCOME:
  Dividends.................................................      $     10           $ 17,149
  Interest..................................................        29,153                326
  Securities lending........................................           227                 62
  Less: Foreign tax withheld................................            --                 --
                                                                  --------           --------
    Total investment income, net............................        29,390             17,537
                                                                  --------           --------
EXPENSES:
  Investment management and advisory fees...................         1,980                924
  Administrative services fees..............................           755              1,848
  Distribution fees -- Class IB.............................           331                357
  Custodian fees............................................            12                  6
  Accounting services.......................................            57                139
  Board of Directors' fees..................................             6                 15
  Other expenses............................................            94                131
                                                                  --------           --------
    Total expenses (before waivers and fees paid
     indirectly)............................................         3,235              3,420
  Expense waivers...........................................          (189)                --
  Commission recapture......................................            --                 --
  Custodian fee offset......................................           (11)                (4)
                                                                  --------           --------
    Total waivers and fees paid indirectly..................          (200)                (4)
                                                                  --------           --------
    Total expenses, net.....................................         3,035              3,416
                                                                  --------           --------
  Net investment income (loss)..............................        26,355             14,121
                                                                  --------           --------
NET REALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES, OPTIONS
  AND SWAP CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS:
  Net realized gain (loss) on investments...................        16,281             48,577
  Net realized gain (loss) on futures, written options and
    swap contracts..........................................          (713)               626
  Net realized gain (loss) on foreign currency
    transactions............................................          (121)                --
                                                                  --------           --------
NET REALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES, OPTIONS
  AND SWAP CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS:.....        15,447             49,203
                                                                  --------           --------
NET CHANGES IN UNREALIZED APPRECIATION (DEPRECIATION) OF
  INVESTMENTS, FUTURES, OPTIONS AND SWAP CONTRACTS AND
  FOREIGN CURRENCY TRANSACTIONS:
  Net unrealized appreciation (depreciation) of
    investments.............................................       (17,049)            58,390
  Net unrealized appreciation (depreciation) of futures,
    written options and swap contracts......................            50                (87)
  Net unrealized appreciation (depreciation) on translation
    of other assets and liabilities in foreign currencies...           182                 --
                                                                  --------           --------
NET CHANGES IN UNREALIZED APPRECIATION (DEPRECIATION) OF
  INVESTMENTS, FUTURES, OPTIONS AND SWAP CONTRACTS AND
  FOREIGN CURRENCY TRANSACTIONS.............................       (16,817)            58,303
                                                                  --------           --------
NET GAIN (LOSS) ON INVESTMENTS, FUTURES, OPTIONS AND SWAP
  CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS:..............        (1,370)           107,506
                                                                  --------           --------
PAYMENT FROM (TO) AFFILIATE (SEE NOTE 3G IN ACCOMPANYING
  NOTES TO FINANCIAL STATEMENTS)............................            --                 --
                                                                  --------           --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS................................................      $ 24,985           $121,627
                                                                  ========           ========

(AA) Prior to July 27, 2007, the Fund was known as Hartford International Capital Appreciation HLS Fund.
*  Previously known as Hartford Blue Chip Stock HLS Fund.

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

                                              HARTFORD
        HARTFORD           HARTFORD        INTERNATIONAL         HARTFORD           HARTFORD           HARTFORD
     INTERNATIONAL      INTERNATIONAL          SMALL          INTERNATIONAL         LARGECAP            MIDCAP
         GROWTH         OPPORTUNITIES         COMPANY             STOCK              GROWTH             GROWTH
      HLS FUND(AA)         HLS FUND           HLS FUND           HLS FUND          HLS FUND*           HLS FUND
    ----------------   ----------------   ----------------   ----------------   ----------------   ----------------
        $10,443            $ 31,341           $ 5,197             $2,081             $  966             $  186
            452                 441               150                 37                  8                 11
            682               1,102               307                 59                 13                 10
         (1,360)             (5,057)             (549)              (234)                --                 (1)
        -------            --------           -------             ------             ------             ------
         10,217              27,827             5,105              1,943                987                206
        -------            --------           -------             ------             ------             ------
          2,710               4,730             1,413                426                623                218
            918               2,022               450                 --                 --                 --
            386                 476               152                 --                 --                 --
             13                  30                13                  2                  2                  1
             69                 152                34                 --                 --                 --
              5                  13                 3                  1                  1                  1
             65                 143                64                 16                 13                 16
        -------            --------           -------             ------             ------             ------
          4,166               7,566             2,129                445                639                236
             --                  --                --                 --               (200)               (55)
            (23)                (63)               (6)                --                 --                 --
             (2)                 (9)               (1)                (1)                --                 --
        -------            --------           -------             ------             ------             ------
            (25)                (72)               (7)                (1)              (200)               (55)
        -------            --------           -------             ------             ------             ------
          4,141               7,494             2,122                444                439                181
        -------            --------           -------             ------             ------             ------
          6,076              20,333             2,983              1,499                548                 25
        -------            --------           -------             ------             ------             ------
         99,658             192,540            46,204              8,825              8,941              5,341
             --                  --                --                 --                 --                 (2)
           (107)                 26              (142)               (50)                --                 --
        -------            --------           -------             ------             ------             ------
         99,551             192,566            46,062              8,775              8,941              5,339
        -------            --------           -------             ------             ------             ------
         (8,300)               (701)            1,687             (3,292)              (531)             2,153
             --                  --                --                 --                 --                 --
            (54)                237               (15)                (4)                (1)                --
        -------            --------           -------             ------             ------             ------
         (8,354)               (464)            1,672             (3,296)              (532)             2,153
        -------            --------           -------             ------             ------             ------
         91,197             192,102            47,734              5,479              8,957              7,492
        -------            --------           -------             ------             ------             ------
             --                  --                --                 --                 --                114
        -------            --------           -------             ------             ------             ------
        $97,273            $212,435           $50,717             $6,978             $8,957             $7,631
        =======            ========           =======             ======             ======             ======


                            HARTFORD
         HARTFORD           MORTGAGE
       MONEY MARKET        SECURITIES
         HLS FUND           HLS FUND
     ----------------   ----------------
         $    --            $    --
          52,995             14,594
              --                 --
              --                 --
         -------            -------
          52,995             14,594
         -------            -------
           2,456                654
           1,973                523
             425                165
               1                  1
             148                 39
              13                  5
             157                 50
         -------            -------
           5,173              1,437
            (493)                --
              --                 --
              (1)                (2)
         -------            -------
            (494)                (2)
         -------            -------
           4,679              1,435
         -------            -------
          48,316             13,159
         -------            -------
               9             (3,711)
              --                790
              --                 --
         -------            -------
               9             (2,921)
         -------            -------
              --             (4,398)
              --               (484)
              --                 --
         -------            -------
              --             (4,882)
         -------            -------
               9             (7,803)
         -------            -------
              --                 --
         -------            -------
         $48,325            $ 5,356
         =======            =======

 HARTFORD SERIES FUND, INC. AND HARTFORD HLS SERIES FUND II, INC.

 FOR THE SIX-MONTH PERIOD ENDED JUNE 30, 2007 (UNAUDITED)
(000'S OMITTED)
--------------------------------------------------------------------------------

                                                                  HARTFORD           HARTFORD
                                                                  SMALLCAP           SMALLCAP
                                                                   GROWTH             VALUE
                                                                  HLS FUND           HLS FUND
                                                              ----------------   ----------------
INVESTMENT INCOME:
  Dividends.................................................      $ 3,131             $  901
  Interest..................................................          413                105
  Securities lending........................................        1,610                 42
  Less: Foreign tax withheld................................           --                 (1)
                                                                  -------             ------
    Total investment income, net............................        5,154              1,047
                                                                  -------             ------
EXPENSES:
  Investment management and advisory fees...................        3,086                447
  Administrative services fees..............................           --                 --
  Distribution fees -- Class IB.............................          338                 --
  Custodian fees............................................            2                  2
  Accounting services.......................................           --                 --
  Board of Directors' fees..................................            8                  1
  Other expenses............................................          105                 42
                                                                  -------             ------
    Total expenses (before waivers and fees paid
     indirectly)............................................        3,539                492
  Expense waivers...........................................           --                 --
  Commission recapture......................................          (12)                --
  Custodian fee offset......................................           (5)                (1)
                                                                  -------             ------
    Total waivers and fees paid indirectly..................          (17)                (1)
                                                                  -------             ------
    Total expenses, net.....................................        3,522                491
                                                                  -------             ------
  Net investment income (loss)..............................        1,632                556
                                                                  -------             ------
NET REALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES, OPTIONS
  AND SWAP CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS:
  Net realized gain (loss) on investments...................       48,555              6,623
  Net realized gain (loss) on futures, written options and
    swap contracts..........................................          162                  4
  Net realized gain (loss) on foreign currency
    transactions............................................           --                 --
                                                                  -------             ------
NET REALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES, OPTIONS
  AND SWAP CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS:.....       48,717              6,627
                                                                  -------             ------
NET CHANGES IN UNREALIZED APPRECIATION (DEPRECIATION) OF
  INVESTMENTS, FUTURES, OPTIONS AND SWAP CONTRACTS AND
  FOREIGN CURRENCY TRANSACTIONS:
  Net unrealized appreciation (depreciation) of
    investments.............................................       38,062               (409)
  Net unrealized appreciation (depreciation) of futures,
    written options and swap contracts......................            7                (11)
  Net unrealized appreciation (depreciation) on translation
    of other assets and liabilities in foreign currencies...           --                 --
                                                                  -------             ------
NET CHANGES IN UNREALIZED APPRECIATION (DEPRECIATION) OF
  INVESTMENTS, FUTURES, OPTIONS AND SWAP CONTRACTS AND
  FOREIGN CURRENCY TRANSACTIONS.............................       38,069               (420)
                                                                  -------             ------
NET GAIN (LOSS) ON INVESTMENTS, FUTURES, OPTIONS AND SWAP
  CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS:..............       86,786              6,207
                                                                  -------             ------
PAYMENT FROM (TO) AFFILIATE (SEE NOTE 3G IN ACCOMPANYING
  NOTES TO FINANCIAL STATEMENTS)............................           --                 --
                                                                  -------             ------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS................................................      $88,418             $6,763
                                                                  =======             ======

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

                           HARTFORD           HARTFORD                              HARTFORD
        HARTFORD         TOTAL RETURN     U.S. GOVERNMENT        HARTFORD            VALUE
         STOCK               BOND            SECURITIES           VALUE          OPPORTUNITIES
        HLS FUND           HLS FUND           HLS FUND           HLS FUND           HLS FUND
    ----------------   ----------------   ----------------   ----------------   ----------------
        $ 40,836           $     13           $     --           $ 4,664            $ 7,379
             462            119,257             28,487               105                222
             418                448                 44                19                109
            (944)                --                 --               (40)              (446)
        --------           --------           --------           -------            -------
          40,772            119,718             28,531             4,748              7,264
        --------           --------           --------           -------            -------
           6,675              5,440              2,376             1,320              2,189
           5,167              4,179                 --               438                 --
             936              1,309                361               186                213
              11                  9                  1                 1                  2
             388                313                 --                33                 --
              46                 31                  7                 3                  4
             365                291                 88                36                 60
        --------           --------           --------           -------            -------
          13,588             11,572              2,833             2,017              2,468
              --                 --                 --                --                 --
            (219)                --                 --                (7)                (3)
             (22)               (13)                (1)               (1)                (1)
        --------           --------           --------           -------            -------
            (241)               (13)                (1)               (8)                (4)
        --------           --------           --------           -------            -------
          13,347             11,559              2,832             2,009              2,464
        --------           --------           --------           -------            -------
          27,425            108,159             25,699             2,739              4,800
        --------           --------           --------           -------            -------
         451,911             (8,924)            (6,954)            9,378             38,116
              --             (7,230)            (3,532)               --                 --
             (89)            (2,106)                (5)               --                 22
        --------           --------           --------           -------            -------
         451,822            (18,260)           (10,491)            9,378             38,138
        --------           --------           --------           -------            -------
          29,377            (61,820)            (7,229)           24,588             26,198
              --               (670)             1,629                --                 --
              (9)               655                 --                --                  3
        --------           --------           --------           -------            -------
          29,368            (61,835)            (5,600)           24,588             26,201
        --------           --------           --------           -------            -------
         481,190            (80,095)           (16,091)           33,966             64,339
        --------           --------           --------           -------            -------
              --                 --                 --                --                 --
        --------           --------           --------           -------            -------
        $508,615           $ 28,064           $  9,608           $36,705            $69,139
        ========           ========           ========           =======            =======

 HARTFORD SERIES FUND, INC. AND HARTFORD HLS SERIES FUND II, INC.

 STATEMENTS OF CHANGES IN NET ASSETS
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                              HARTFORD
                                                                              ADVISERS
                                                                              HLS FUND
                                                                -------------------------------------
                                                                FOR THE SIX-MONTH
                                                                  PERIOD ENDED        FOR THE YEAR
                                                                  JUNE 30, 2007           ENDED
                                                                   (UNAUDITED)      DECEMBER 31, 2006
                                                                -----------------   -----------------
OPERATIONS:
  Net investment income (loss)..............................       $   86,812          $   194,320
  Net realized gain (loss) on investments, futures, options
    and swap contracts and foreign currency transactions....          555,878              734,695
  Net unrealized appreciation (depreciation) of investments, futures, options and swap contracts and foreign currency
    transactions............................................          (58,293)             (64,033)
  Payment from (to) affiliate...............................               --                6,804
                                                                   ----------          -----------
  Net increase (decrease) in net assets resulting from
    operations..............................................          584,397              871,786
                                                                   ----------          -----------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income
    Class IA................................................           (6,141)            (166,222)
    Class IB................................................           (1,056)             (25,557)
  From net realized gain on investments
    Class IA................................................         (103,595)            (516,571)
    Class IB................................................          (17,912)             (89,064)
                                                                   ----------          -----------
    Total distributions.....................................         (128,704)            (797,414)
                                                                   ----------          -----------
CAPITAL SHARE TRANSACTIONS:
    Class IA
      Sold..................................................           60,114              173,052
      Issued in merger......................................               --                   --
      Issued on reinvestment of distributions...............          109,736              682,793
      Redeemed..............................................         (791,196)          (1,869,501)
                                                                   ----------          -----------
    Total capital share transactions........................         (621,346)          (1,013,656)
                                                                   ----------          -----------
    Class IB
      Sold..................................................           12,032               24,003
      Issued on reinvestment of distributions...............           18,968              114,621
      Redeemed..............................................         (135,824)            (262,691)
                                                                   ----------          -----------
    Total capital share transactions........................         (104,824)            (124,067)
                                                                   ----------          -----------
         Net increase (decrease) from capital share
           transactions.....................................         (726,170)          (1,137,723)
                                                                   ----------          -----------
         Net increase (decrease) in net assets..............         (270,477)          (1,063,351)
NET ASSETS:
  Beginning of period.......................................        8,460,219            9,523,570
                                                                   ----------          -----------
  End of period.............................................       $8,189,742          $ 8,460,219
                                                                   ==========          ===========
Accumulated undistributed (distribution in excess of) net
  investment income (loss)..................................       $   86,810          $     7,195
                                                                   ==========          ===========
SHARES:
    Class IA
      Sold..................................................            2,602                7,509
      Issued in merger......................................               --                   --
      Issued on reinvestment of distributions...............            4,547               30,245
      Redeemed..............................................          (34,018)             (80,891)
                                                                   ----------          -----------
    Total share activity....................................          (26,869)             (43,137)
                                                                   ----------          -----------
    Class IB
      Sold..................................................              516                1,030
      Issued on reinvestment of distributions...............              780                5,036
      Redeemed..............................................           (5,780)             (11,296)
                                                                   ----------          -----------
    Total share activity....................................           (4,484)              (5,230)
                                                                   ----------          -----------

                                                                            HARTFORD
                                                                      CAPITAL APPRECIATION
                                                                            HLS FUND
                                                              -------------------------------------
                                                              FOR THE SIX-MONTH
                                                                PERIOD ENDED        FOR THE YEAR
                                                                JUNE 30, 2007           ENDED
                                                                 (UNAUDITED)      DECEMBER 31, 2006
                                                              -----------------   -----------------
OPERATIONS:
  Net investment income (loss)..............................     $    56,441         $   110,029
  Net realized gain (loss) on investments, futures, options
    and swap contracts and foreign currency transactions....       1,021,372           1,770,577
  Net unrealized appreciation (depreciation) of investments, futures, options and swap contracts and foreign currency
    transactions............................................         512,224             286,363
  Payment from (to) affiliate...............................              --              11,567
                                                                 -----------         -----------
  Net increase (decrease) in net assets resulting from
    operations..............................................       1,590,037           2,178,536
                                                                 -----------         -----------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income
    Class IA................................................          (7,129)           (151,317)
    Class IB................................................          (1,723)            (29,396)
  From net realized gain on investments
    Class IA................................................        (407,473)         (1,436,633)
    Class IB................................................         (97,803)           (347,480)
                                                                 -----------         -----------
    Total distributions.....................................        (514,128)         (1,964,826)
                                                                 -----------         -----------
CAPITAL SHARE TRANSACTIONS:
    Class IA
      Sold..................................................         249,348             793,724
      Issued in merger......................................              --                  --
      Issued on reinvestment of distributions...............         414,602           1,587,950
      Redeemed..............................................      (1,083,001)         (2,124,483)
                                                                 -----------         -----------
    Total capital share transactions........................        (419,051)            257,191
                                                                 -----------         -----------
    Class IB
      Sold..................................................          75,416             106,901
      Issued on reinvestment of distributions...............          99,526             376,876
      Redeemed..............................................        (282,498)           (508,433)
                                                                 -----------         -----------
    Total capital share transactions........................        (107,556)            (24,656)
                                                                 -----------         -----------
         Net increase (decrease) from capital share
           transactions.....................................        (526,607)            232,535
                                                                 -----------         -----------
         Net increase (decrease) in net assets..............         549,302             446,245
NET ASSETS:
  Beginning of period.......................................      14,557,418          14,111,173
                                                                 -----------         -----------
  End of period.............................................     $15,106,720         $14,557,418
                                                                 ===========         ===========
Accumulated undistributed (distribution in excess of) net
  investment income (loss)..................................     $    44,717         $    (2,872)
                                                                 ===========         ===========
SHARES:
    Class IA
      Sold..................................................           4,517              14,540
      Issued in merger......................................              --                  --
      Issued on reinvestment of distributions...............           7,111              30,179
      Redeemed..............................................         (19,536)            (38,693)
                                                                 -----------         -----------
    Total share activity....................................          (7,908)              6,026
                                                                 -----------         -----------
    Class IB
      Sold..................................................           1,382               1,959
      Issued on reinvestment of distributions...............           1,718               7,203
      Redeemed..............................................          (5,129)             (9,300)
                                                                 -----------         -----------
    Total share activity....................................          (2,029)               (138)
                                                                 -----------         -----------

(A) Prior to July 27, 2007, the Fund was known as Hartford Focus HLS Fund.

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

                  HARTFORD                                HARTFORD                                HARTFORD
             DISCIPLINED EQUITY                      DIVIDEND AND GROWTH                        EQUITY INCOME
                  HLS FUND                                HLS FUND                                HLS FUND
    -------------------------------------   -------------------------------------   -------------------------------------
    FOR THE SIX-MONTH                       FOR THE SIX-MONTH                       FOR THE SIX-MONTH
      PERIOD ENDED        FOR THE YEAR        PERIOD ENDED        FOR THE YEAR        PERIOD ENDED        FOR THE YEAR
      JUNE 30, 2007           ENDED           JUNE 30, 2007           ENDED           JUNE 30, 2007           ENDED
       (UNAUDITED)      DECEMBER 31, 2006      (UNAUDITED)      DECEMBER 31, 2006      (UNAUDITED)      DECEMBER 31, 2006
    -----------------   -----------------   -----------------   -----------------   -----------------   -----------------
       $   10,155          $   17,476          $   64,244          $  115,794           $  5,349            $  8,383
          106,703              46,373             259,949             538,273              5,198              17,190
           39,819             121,133             325,653             599,277             21,735              46,269
               --                 605                  --               4,254                 --                  --
       ----------          ----------          ----------          ----------           --------            --------
          156,677             185,587             649,846           1,257,598             32,282              71,842
       ----------          ----------          ----------          ----------           --------            --------
             (802)            (14,696)             (2,626)            (93,362)              (474)             (6,424)
             (198)             (2,529)               (733)            (22,067)              (131)             (1,572)
               --                  --             (67,158)           (395,906)           (13,500)               (587)
               --                  --             (18,292)           (113,682)            (3,716)               (200)
       ----------          ----------          ----------          ----------           --------            --------
           (1,000)            (17,225)            (88,809)           (625,017)           (17,821)             (8,783)
       ----------          ----------          ----------          ----------           --------            --------
          172,235             375,407             288,433             575,385             49,477             115,567
               --                  --                  --                  --                 --                  --
              802              14,697              69,784             489,268             13,974               7,011
          (79,611)           (139,427)           (408,437)           (859,340)           (23,204)            (40,987)
       ----------          ----------          ----------          ----------           --------            --------
           93,426             250,677             (50,220)            205,313             40,247              81,591
       ----------          ----------          ----------          ----------           --------            --------
           10,401              25,457              40,194              76,057             12,453              29,567
              198               2,528              19,025             135,749              3,847               1,772
          (29,254)            (50,657)           (146,615)           (259,525)           (13,291)            (19,614)
       ----------          ----------          ----------          ----------           --------            --------
          (18,655)            (22,672)            (87,396)            (47,719)             3,009              11,725
       ----------          ----------          ----------          ----------           --------            --------
           74,771             228,005            (137,616)            157,594             43,256              93,316
       ----------          ----------          ----------          ----------           --------            --------
          230,448             396,367             423,421             790,175             57,717             156,375
        1,756,178           1,359,811           7,275,504           6,485,329            466,943             310,568
       ----------          ----------          ----------          ----------           --------            --------
       $1,986,626          $1,756,178          $7,698,925          $7,275,504           $524,660            $466,943
       ==========          ==========          ==========          ==========           ========            ========
       $   10,155          $    1,000          $   64,244          $    3,359           $  5,349            $    605
       ==========          ==========          ==========          ==========           ========            ========
           11,783              28,473              12,203              26,036              3,377               8,780
               --                  --                  --                  --                 --                  --
               52               1,053               2,800              21,722                937                 505
           (5,436)            (10,549)            (17,278)            (38,955)            (1,583)             (3,177)
       ----------          ----------          ----------          ----------           --------            --------
            6,399              18,977              (2,275)              8,803              2,731               6,108
       ----------          ----------          ----------          ----------           --------            --------
              719               1,951               1,721               3,433                848               2,249
               13                 181                 767               6,046                258                 128
           (2,010)             (3,860)             (6,225)            (11,758)              (910)             (1,483)
       ----------          ----------          ----------          ----------           --------            --------
           (1,278)             (1,728)             (3,737)             (2,279)               196                 894
       ----------          ----------          ----------          ----------           --------            --------

                   HARTFORD
              FUNDAMENTAL GROWTH
                   HLS FUND+
     -------------------------------------
     FOR THE SIX-MONTH
       PERIOD ENDED        FOR THE YEAR
       JUNE 30, 2007           ENDED
        (UNAUDITED)      DECEMBER 31, 2006
     -----------------   -----------------
          $    70            $    589
            5,228               6,721
            2,346                  25
               --                 110
          -------            --------
            7,644               7,445
          -------            --------
              (25)               (398)
              (18)               (168)
           (4,012)             (3,809)
           (2,755)             (2,777)
          -------            --------
           (6,810)             (7,152)
          -------            --------
            5,246               8,031
               --                  --
            4,037               4,207
           (8,034)            (16,262)
          -------            --------
            1,249              (4,024)
          -------            --------
            3,097               3,065
            2,773               2,945
           (6,125)            (14,037)
          -------            --------
             (255)             (8,027)
          -------            --------
              994             (12,051)
          -------            --------
            1,828             (11,758)
           82,893              94,651
          -------            --------
          $84,721            $ 82,893
          =======            ========
          $    70            $     43
          =======            ========
              483                 777
               --                  --
              376                 446
             (739)             (1,585)
          -------            --------
              120                (362)
          -------            --------
              285                 301
              259                 315
             (565)             (1,369)
          -------            --------
              (21)               (753)
          -------            --------

 HARTFORD SERIES FUND, INC. AND HARTFORD HLS SERIES FUND II, INC.

 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                              HARTFORD                      HARTFORD
                                                                           GLOBAL ADVISERS                GLOBAL GROWTH
                                                                              HLS FUND                     HLS FUND++
                                                                -------------------------------------   -----------------
                                                                FOR THE SIX-MONTH                       FOR THE SIX-MONTH
                                                                  PERIOD ENDED        FOR THE YEAR        PERIOD ENDED
                                                                  JUNE 30, 2007           ENDED           JUNE 30, 2007
                                                                   (UNAUDITED)      DECEMBER 31, 2006      (UNAUDITED)
                                                                -----------------   -----------------   -----------------
OPERATIONS:
  Net investment income (loss)..............................        $  3,424            $  6,069           $    1,807
  Net realized gain (loss) on investments, futures, options
    and swap contracts and foreign currency transactions....           9,913              17,675               63,439
  Net unrealized appreciation (depreciation) of investments, futures, options and swap contracts and foreign currency
    transactions............................................           7,914               7,905               53,895
  Payment from (to) affiliate...............................              --                 572                   --
                                                                    --------            --------           ----------
  Net increase (decrease) in net assets resulting from
    operations..............................................          21,251              32,221              119,141
                                                                    --------            --------           ----------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income
    Class IA................................................              --              (9,020)                (509)
    Class IB................................................              --              (1,561)                (154)
  From net realized gain on investments
    Class IA................................................          (6,549)            (11,075)             (25,255)
    Class IB................................................          (1,407)             (2,317)              (7,644)
                                                                    --------            --------           ----------
    Total distributions.....................................          (7,956)            (23,973)             (33,562)
                                                                    --------            --------           ----------
CAPITAL SHARE TRANSACTIONS:
    Class IA
      Sold..................................................           7,536              17,818               23,354
      Issued in merger......................................              --                  --                   --
      Issued on reinvestment of distributions...............           6,549              20,095               25,764
      Redeemed..............................................         (31,869)            (70,279)             (98,812)
                                                                    --------            --------           ----------
    Total capital share transactions........................         (17,784)            (32,366)             (49,694)
                                                                    --------            --------           ----------
    Class IB
      Sold..................................................           3,360               7,235               10,555
      Issued on reinvestment of distributions...............           1,407               3,878                7,798
      Redeemed..............................................          (7,136)            (19,936)             (28,714)
                                                                    --------            --------           ----------
    Total capital share transactions........................          (2,369)             (8,823)             (10,361)
                                                                    --------            --------           ----------
         Net increase (decrease) from capital share
           transactions.....................................         (20,153)            (41,189)             (60,055)
                                                                    --------            --------           ----------
         Net increase (decrease) in net assets..............          (6,858)            (32,941)              25,524
NET ASSETS:
  Beginning of period.......................................         370,574             403,515            1,222,541
                                                                    --------            --------           ----------
  End of period.............................................        $363,716            $370,574           $1,248,065
                                                                    ========            ========           ==========
Accumulated undistributed (distribution in excess of) net
  investment income (loss)..................................        $  2,612            $   (812)          $   (1,281)
                                                                    ========            ========           ==========
SHARES:
    Class IA
      Sold..................................................             581               1,386                1,119
      Issued in merger......................................              --                  --                   --
      Issued on reinvestment of distributions...............             496               1,590                1,187
      Redeemed..............................................          (2,452)             (5,482)              (4,750)
                                                                    --------            --------           ----------
    Total share activity....................................          (1,375)             (2,506)              (2,444)
                                                                    --------            --------           ----------
    Class IB
      Sold..................................................             259                 564                  507
      Issued on reinvestment of distributions...............             107                 308                  361
      Redeemed..............................................            (551)             (1,564)              (1,389)
                                                                    --------            --------           ----------
    Total share activity....................................            (185)               (692)                (521)
                                                                    --------            --------           ----------

                                                                  HARTFORD
                                                                GLOBAL GROWTH
                                                                 HLS FUND++
                                                              -----------------

                                                                FOR THE YEAR
                                                                    ENDED
                                                              DECEMBER 31, 2006
                                                              -----------------
OPERATIONS:
  Net investment income (loss)..............................     $    5,144
  Net realized gain (loss) on investments, futures, options
    and swap contracts and foreign currency transactions....         80,164
  Net unrealized appreciation (depreciation) of investments, futures, options and swap contracts and foreign currency
    transactions............................................         70,989
  Payment from (to) affiliate...............................          3,344
                                                                 ----------
  Net increase (decrease) in net assets resulting from
    operations..............................................        159,641
                                                                 ----------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income
    Class IA................................................         (7,210)
    Class IB................................................         (1,211)
  From net realized gain on investments
    Class IA................................................        (50,448)
    Class IB................................................        (15,059)
                                                                 ----------
    Total distributions.....................................        (73,928)
                                                                 ----------
CAPITAL SHARE TRANSACTIONS:
    Class IA
      Sold..................................................         75,692
      Issued in merger......................................             --
      Issued on reinvestment of distributions...............         57,658
      Redeemed..............................................       (192,502)
                                                                 ----------
    Total capital share transactions........................        (59,152)
                                                                 ----------
    Class IB
      Sold..................................................         21,219
      Issued on reinvestment of distributions...............         16,270
      Redeemed..............................................        (57,098)
                                                                 ----------
    Total capital share transactions........................        (19,609)
                                                                 ----------
         Net increase (decrease) from capital share
           transactions.....................................        (78,761)
                                                                 ----------
         Net increase (decrease) in net assets..............          6,952
NET ASSETS:
  Beginning of period.......................................      1,215,589
                                                                 ----------
  End of period.............................................     $1,222,541
                                                                 ==========
Accumulated undistributed (distribution in excess of) net
  investment income (loss)..................................     $   (2,425)
                                                                 ==========
SHARES:
    Class IA
      Sold..................................................          3,866
      Issued in merger......................................             --
      Issued on reinvestment of distributions...............          2,895
      Redeemed..............................................         (9,779)
                                                                 ----------
    Total share activity....................................         (3,018)
                                                                 ----------
    Class IB
      Sold..................................................          1,077
      Issued on reinvestment of distributions...............            819
      Redeemed..............................................         (2,902)
                                                                 ----------
    Total share activity....................................         (1,006)
                                                                 ----------

# Prior to July 27, 2007, the Fund was known as Hartford Global Leaders HLS
  Fund.

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

                  HARTFORD                                HARTFORD                                HARTFORD
                   GROWTH                           GROWTH OPPORTUNITIES                         HIGH YIELD
                  HLS FUND                                HLS FUND                                HLS FUND
    -------------------------------------   -------------------------------------   -------------------------------------
    FOR THE SIX-MONTH                       FOR THE SIX-MONTH                       FOR THE SIX-MONTH
      PERIOD ENDED        FOR THE YEAR        PERIOD ENDED        FOR THE YEAR        PERIOD ENDED        FOR THE YEAR
      JUNE 30, 2007           ENDED           JUNE 30, 2007           ENDED           JUNE 30, 2007           ENDED
       (UNAUDITED)      DECEMBER 31, 2006      (UNAUDITED)      DECEMBER 31, 2006      (UNAUDITED)      DECEMBER 31, 2006
    -----------------   -----------------   -----------------   -----------------   -----------------   -----------------
        $    187            $     98           $      269          $    8,419           $ 26,355            $  51,972
          12,250              44,221              118,160             124,794             15,447                 (215)
          30,110             (19,797)              87,993               3,805            (16,817)              23,338
              --                 286                   --               1,098                 --                  129
        --------            --------           ----------          ----------           --------            ---------
          42,547              24,808              206,422             138,116             24,985               75,224
        --------            --------           ----------          ----------           --------            ---------
             (75)               (186)                (330)             (8,100)              (647)             (66,340)
              --                  --                  (59)               (884)              (346)             (37,565)
          (7,848)            (23,496)             (24,436)           (108,948)                --                   --
          (4,291)            (11,791)              (4,513)            (19,575)                --                   --
        --------            --------           ----------          ----------           --------            ---------
         (12,214)            (35,473)             (29,338)           (137,507)              (993)            (103,905)
        --------            --------           ----------          ----------           --------            ---------
          34,610             104,412               60,317             188,777             60,383              129,200
              --                  --                   --                  --                 --                   --
           7,923              23,683               24,766             117,049                647               66,339
         (93,755)            (87,022)            (107,417)           (216,061)           (53,905)            (149,734)
        --------            --------           ----------          ----------           --------            ---------
         (51,222)             41,073              (22,334)             89,765              7,125               45,805
        --------            --------           ----------          ----------           --------            ---------
           8,521              24,147               22,644              49,911             20,759               42,493
           4,291              11,791                4,572              20,458                346               37,565
         (25,235)            (48,345)             (26,158)            (51,438)           (35,695)             (77,727)
        --------            --------           ----------          ----------           --------            ---------
         (12,423)            (12,407)               1,058              18,931            (14,590)               2,331
        --------            --------           ----------          ----------           --------            ---------
         (63,645)             28,666              (21,276)            108,696             (7,465)              48,136
        --------            --------           ----------          ----------           --------            ---------
         (33,312)             18,001              155,808             109,305             16,527               19,455
         569,664             551,663            1,301,387           1,192,082            735,852              716,397
        --------            --------           ----------          ----------           --------            ---------
        $536,352            $569,664           $1,457,195          $1,301,387           $752,379            $ 735,852
        ========            ========           ==========          ==========           ========            =========
        $    187            $     75           $      269          $      389           $ 26,352            $     990
        ========            ========           ==========          ==========           ========            =========
           2,817               8,271                1,867               6,073              6,273               13,188
              --                  --                   --                  --                 --                   --
             603               1,924                  715               3,934                 66                7,161
          (7,517)             (6,928)              (3,378)             (7,054)            (5,578)             (15,232)
        --------            --------           ----------          ----------           --------            ---------
          (4,097)              3,267                 (796)              2,953                761                5,117
        --------            --------           ----------          ----------           --------            ---------
             690               1,970                  709               1,621              2,182                4,356
             331                 969                  133                 693                 36                4,092
          (2,030)             (3,908)                (835)             (1,706)            (3,736)              (8,001)
        --------            --------           ----------          ----------           --------            ---------
          (1,009)               (969)                   7                 608             (1,518)                 447
        --------            --------           ----------          ----------           --------            ---------

                   HARTFORD
                     INDEX
                   HLS FUND
     -------------------------------------
     FOR THE SIX-MONTH
       PERIOD ENDED        FOR THE YEAR
       JUNE 30, 2007           ENDED
        (UNAUDITED)      DECEMBER 31, 2006
     -----------------   -----------------
        $   14,121          $   29,573
            49,203              88,857
            58,303             149,369
                --                  90
        ----------          ----------
           121,627             267,889
        ----------          ----------
              (526)            (26,105)
               (95)             (3,766)
            (6,156)           (174,313)
            (1,167)            (29,239)
        ----------          ----------
            (7,944)           (233,423)
        ----------          ----------
            58,344             109,735
                --                  --
             6,682             200,417
          (206,430)           (443,564)
        ----------          ----------
          (141,404)           (133,412)
        ----------          ----------
            43,020              52,154
             1,262              33,006
           (43,972)            (76,191)
        ----------          ----------
               310               8,969
        ----------          ----------
          (141,094)           (124,443)
        ----------          ----------
           (27,411)            (89,977)
         1,875,026           1,965,003
        ----------          ----------
        $1,847,615          $1,875,026
        ==========          ==========
        $   14,147          $      647
        ==========          ==========
             1,752               3,386
                --                  --
               190               6,466
            (6,188)            (13,684)
        ----------          ----------
            (4,246)             (3,832)
        ----------          ----------
             1,302               1,605
                36               1,069
            (1,327)             (2,360)
        ----------          ----------
                11                 314
        ----------          ----------

 HARTFORD SERIES FUND, INC. AND HARTFORD HLS SERIES FUND II, INC.

 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                              HARTFORD
                                                                        INTERNATIONAL GROWTH
                                                                            HLS FUND(AA)
                                                                -------------------------------------
                                                                FOR THE SIX-MONTH
                                                                  PERIOD ENDED        FOR THE YEAR
                                                                  JUNE 30, 2007           ENDED
                                                                   (UNAUDITED)      DECEMBER 31, 2006
                                                                -----------------   -----------------
OPERATIONS:
  Net investment income (loss)..............................        $  6,076            $  4,540
  Net realized gain (loss) on investments, futures, options
    and swap contracts and foreign currency transactions....          99,551              81,528
  Net unrealized appreciation (depreciation) of investments, futures, options and swap contracts and foreign currency
    transactions............................................          (8,354)             73,313
  Payment from (to) affiliate...............................              --                  11
                                                                    --------            --------
  Net increase (decrease) in net assets resulting from
    operations..............................................          97,273             159,392
                                                                    --------            --------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income
    Class IA................................................             (82)             (4,215)
    Class IB................................................             (54)             (1,218)
  From net realized gain on investments
    Class IA................................................         (19,530)            (41,640)
    Class IB................................................          (9,696)            (22,639)
                                                                    --------            --------
    Total distributions.....................................         (29,362)            (69,712)
                                                                    --------            --------
CAPITAL SHARE TRANSACTIONS:
    Class IA
      Sold..................................................          68,366             153,015
      Issued in merger......................................              --                  --
      Issued on reinvestment of distributions...............          19,612              45,855
      Redeemed..............................................         (45,823)            (50,226)
                                                                    --------            --------
    Total capital share transactions........................          42,155             148,644
                                                                    --------            --------
    Class IB
      Sold..................................................          23,070              55,913
      Issued on reinvestment of distributions...............           9,750              23,858
      Redeemed..............................................         (33,309)            (55,687)
                                                                    --------            --------
    Total capital share transactions........................            (489)             24,084
                                                                    --------            --------
         Net increase (decrease) from capital share
           transactions.....................................          41,666             172,728
                                                                    --------            --------
         Net increase (decrease) in net assets..............         109,577             262,408
NET ASSETS:
  Beginning of period.......................................         877,535             615,127
                                                                    --------            --------
  End of period.............................................        $987,112            $877,535
                                                                    ========            ========
Accumulated undistributed (distribution in excess of) net
  investment income (loss)..................................        $  5,655            $   (285)
                                                                    ========            ========
SHARES:
    Class IA
      Sold..................................................           4,657              11,231
      Issued in merger......................................              --                  --
      Issued on reinvestment of distributions...............           1,277               3,322
      Redeemed..............................................          (3,118)             (3,730)
                                                                    --------            --------
    Total share activity....................................           2,816              10,823
                                                                    --------            --------
    Class IB
      Sold..................................................           1,583               4,145
      Issued on reinvestment of distributions...............             639               1,741
      Redeemed..............................................          (2,281)             (4,149)
                                                                    --------            --------
    Total share activity....................................             (59)              1,737
                                                                    --------            --------

                                                                            HARTFORD
                                                                   INTERNATIONAL OPPORTUNITIES
                                                                            HLS FUND
                                                              -------------------------------------
                                                              FOR THE SIX-MONTH
                                                                PERIOD ENDED        FOR THE YEAR
                                                                JUNE 30, 2007           ENDED
                                                                 (UNAUDITED)      DECEMBER 31, 2006
                                                              -----------------   -----------------
OPERATIONS:
  Net investment income (loss)..............................     $   20,333          $   25,004
  Net realized gain (loss) on investments, futures, options
    and swap contracts and foreign currency transactions....        192,566             238,839
  Net unrealized appreciation (depreciation) of investments, futures, options and swap contracts and foreign currency
    transactions............................................           (464)            122,374
  Payment from (to) affiliate...............................             --                 314
                                                                 ----------          ----------
  Net increase (decrease) in net assets resulting from
    operations..............................................        212,435             386,531
                                                                 ----------          ----------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income
    Class IA................................................           (352)            (38,195)
    Class IB................................................            (84)             (4,186)
  From net realized gain on investments
    Class IA................................................        (60,279)           (118,052)
    Class IB................................................        (13,631)            (28,152)
                                                                 ----------          ----------
    Total distributions.....................................        (74,346)           (188,585)
                                                                 ----------          ----------
CAPITAL SHARE TRANSACTIONS:
    Class IA
      Sold..................................................        107,090             293,361
      Issued in merger......................................             --                  --
      Issued on reinvestment of distributions...............         60,631             156,247
      Redeemed..............................................       (141,133)           (260,149)
                                                                 ----------          ----------
    Total capital share transactions........................         26,588             189,459
                                                                 ----------          ----------
    Class IB
      Sold..................................................         20,119              56,023
      Issued on reinvestment of distributions...............         13,715              32,338
      Redeemed..............................................        (46,450)            (68,392)
                                                                 ----------          ----------
    Total capital share transactions........................        (12,616)             19,969
                                                                 ----------          ----------
         Net increase (decrease) from capital share
           transactions.....................................         13,972             209,428
                                                                 ----------          ----------
         Net increase (decrease) in net assets..............        152,061             407,374
NET ASSETS:
  Beginning of period.......................................      1,978,426           1,571,052
                                                                 ----------          ----------
  End of period.............................................     $2,130,487          $1,978,426
                                                                 ==========          ==========
Accumulated undistributed (distribution in excess of) net
  investment income (loss)..................................     $   20,373          $      476
                                                                 ==========          ==========
SHARES:
    Class IA
      Sold..................................................          6,771              19,972
      Issued in merger......................................             --                  --
      Issued on reinvestment of distributions...............          3,681              10,497
      Redeemed..............................................         (8,930)            (17,758)
                                                                 ----------          ----------
    Total share activity....................................          1,522              12,711
                                                                 ----------          ----------
    Class IB
      Sold..................................................          1,261               3,767
      Issued on reinvestment of distributions...............            827               2,139
      Redeemed..............................................         (2,941)             (4,647)
                                                                 ----------          ----------
    Total share activity....................................           (853)              1,259
                                                                 ----------          ----------

(AA) Prior to July 27, 2007, the Fund was known as Hartford International Capital Appreciation HLS Fund.
*  Previously known as Hartford Blue Chip Stock HLS Fund.

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

                  HARTFORD                                HARTFORD                                HARTFORD
         INTERNATIONAL SMALL COMPANY                 INTERNATIONAL STOCK                       LARGECAP GROWTH
                  HLS FUND                                HLS FUND                                HLS FUND*
    -------------------------------------   -------------------------------------   -------------------------------------
    FOR THE SIX-MONTH                       FOR THE SIX-MONTH                       FOR THE SIX-MONTH
      PERIOD ENDED        FOR THE YEAR        PERIOD ENDED        FOR THE YEAR        PERIOD ENDED        FOR THE YEAR
      JUNE 30, 2007           ENDED           JUNE 30, 2007           ENDED           JUNE 30, 2007           ENDED
       (UNAUDITED)      DECEMBER 31, 2006      (UNAUDITED)      DECEMBER 31, 2006      (UNAUDITED)      DECEMBER 31, 2006
    -----------------   -----------------   -----------------   -----------------   -----------------   -----------------
        $  2,983            $  3,424            $  1,499            $  1,757            $    548            $    445
          46,062              55,194               8,775              15,593               8,941              31,915
           1,672              28,897              (3,296)              2,738                (532)            (21,441)
              --                  11                  --                  --                  --                  --
        --------            --------            --------            --------            --------            --------
          50,717              87,526               6,978              20,088               8,957              10,919
        --------            --------            --------            --------            --------            --------
            (232)             (4,903)             (1,607)             (1,457)                (47)               (458)
             (90)             (1,571)                 --                  --                  --                  --
          (9,441)            (30,974)                 --                  --             (13,191)                 --
          (3,400)            (12,576)                 --                  --                  --                  --
        --------            --------            --------            --------            --------            --------
         (13,163)            (50,024)             (1,607)             (1,457)            (13,238)               (458)
        --------            --------            --------            --------            --------            --------
          58,259             106,451               1,158               2,516               1,860               2,497
              --                  --                  --                  --              69,913                  --
           9,673              35,877               1,607               1,457              13,238                 458
         (34,457)            (67,279)             (9,703)            (16,670)            (22,688)            (29,286)
        --------            --------            --------            --------            --------            --------
          33,475              75,049              (6,938)            (12,697)             62,323             (26,331)
        --------            --------            --------            --------            --------            --------
          14,413              30,387                  --                  --                  --                  --
           3,490              14,147                  --                  --                  --                  --
         (19,237)            (31,043)                 --                  --                  --                  --
        --------            --------            --------            --------            --------            --------
          (1,334)             13,491                  --                  --                  --                  --
        --------            --------            --------            --------            --------            --------
          32,141              88,540              (6,938)            (12,697)             62,323             (26,331)
        --------            --------            --------            --------            --------            --------
          69,695             126,042              (1,567)              5,934              58,042             (15,870)
         411,911             285,869             102,063              96,129             139,150             155,020
        --------            --------            --------            --------            --------            --------
        $481,606            $411,911            $100,496            $102,063            $197,192            $139,150
        ========            ========            ========            ========            ========            ========
        $  2,495            $   (166)           $  1,499            $  1,607            $    548            $     47
        ========            ========            ========            ========            ========            ========
           3,273               6,405                  63                 155                  90                 131
              --                  --                  --                  --               3,338                  --
             525               2,185                  84                  94                 655                  23
          (1,939)             (4,079)               (520)             (1,017)             (1,086)             (1,531)
        --------            --------            --------            --------            --------            --------
           1,859               4,511                (373)               (768)              2,997              (1,377)
        --------            --------            --------            --------            --------            --------
             809               1,839                  --                  --                  --                  --
             191                 868                  --                  --                  --                  --
          (1,088)             (1,924)                 --                  --                  --                  --
        --------            --------            --------            --------            --------            --------
             (88)                783                  --                  --                  --                  --
        --------            --------            --------            --------            --------            --------

                   HARTFORD
                 MIDCAP GROWTH
                   HLS FUND
     -------------------------------------
     FOR THE SIX-MONTH
       PERIOD ENDED        FOR THE YEAR
       JUNE 30, 2007           ENDED
        (UNAUDITED)      DECEMBER 31, 2006
     -----------------   -----------------
          $    25            $    (45)
            5,339              11,873
            2,153              (5,650)
              114                  --
          -------            --------
            7,631               6,178
          -------            --------
               --                  --
               --                  --
           (3,784)             (7,823)
               --                  --
          -------            --------
           (3,784)             (7,823)
          -------            --------
            2,210               2,468
               --                  --
            3,784               7,823
           (6,009)            (10,460)
          -------            --------
              (15)               (169)
          -------            --------
               --                  --
               --                  --
               --                  --
          -------            --------
               --                  --
          -------            --------
              (15)               (169)
          -------            --------
            3,832              (1,814)
           53,395              55,209
          -------            --------
          $57,227            $ 53,395
          =======            ========
          $   139            $     --
          =======            ========
              183                 207
               --                  --
              319                 716
             (513)               (883)
          -------            --------
              (11)                 40
          -------            --------
               --                  --
               --                  --
               --                  --
          -------            --------
               --                  --
          -------            --------

 HARTFORD SERIES FUND, INC. AND HARTFORD HLS SERIES FUND II, INC.

 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                              HARTFORD
                                                                            MONEY MARKET
                                                                              HLS FUND
                                                                -------------------------------------
                                                                FOR THE SIX-MONTH
                                                                  PERIOD ENDED        FOR THE YEAR
                                                                  JUNE 30, 2007           ENDED
                                                                   (UNAUDITED)      DECEMBER 31, 2006
                                                                -----------------   -----------------
OPERATIONS:
  Net investment income (loss)..............................       $   48,316          $    81,038
  Net realized gain (loss) on investments, futures, options
    and swap contracts and foreign currency transactions....                9                    1
  Net unrealized appreciation (depreciation) of investments, futures, options and swap contracts and foreign currency
    transactions............................................               --                   --
  Payment from (to) affiliate...............................               --                   --
                                                                   ----------          -----------
  Net increase (decrease) in net assets resulting from
    operations..............................................           48,325               81,039
                                                                   ----------          -----------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income
    Class IA................................................          (40,340)             (67,958)
    Class IB................................................           (7,976)             (13,080)
  From net realized gain on investments
    Class IA................................................               (7)                  (1)
    Class IB................................................               (2)                  --
                                                                   ----------          -----------
    Total distributions.....................................          (48,325)             (81,039)
                                                                   ----------          -----------
CAPITAL SHARE TRANSACTIONS:
    Class IA
      Sold..................................................          956,254            1,780,507
      Issued in merger......................................               --                   --
      Issued on reinvestment of distributions...............           40,174               68,099
      Redeemed..............................................         (749,558)          (1,644,009)
                                                                   ----------          -----------
    Total capital share transactions........................          246,870              204,597
                                                                   ----------          -----------
    Class IB
      Sold..................................................          194,693              300,900
      Issued on reinvestment of distributions...............            7,944               13,111
      Redeemed..............................................         (142,257)            (258,125)
                                                                   ----------          -----------
    Total capital share transactions........................           60,380               55,886
                                                                   ----------          -----------
         Net increase (decrease) from capital share
           transactions.....................................          307,250              260,483
                                                                   ----------          -----------
         Net increase (decrease) in net assets..............          307,250              260,483
NET ASSETS:
  Beginning of period.......................................        1,878,359            1,617,876
                                                                   ----------          -----------
  End of period.............................................       $2,185,609          $ 1,878,359
                                                                   ==========          ===========
Accumulated undistributed (distribution in excess of) net
  investment income (loss)..................................       $       --          $        --
                                                                   ==========          ===========
SHARES:
    Class IA
      Sold..................................................          956,254            1,780,507
      Issued in merger......................................               --                   --
      Issued on reinvestment of distributions...............           40,174               68,099
      Redeemed..............................................         (749,558)          (1,644,009)
                                                                   ----------          -----------
    Total share activity....................................          246,870              204,597
                                                                   ----------          -----------
    Class IB
      Sold..................................................          194,693              300,900
      Issued on reinvestment of distributions...............            7,944               13,111
      Redeemed..............................................         (142,257)            (258,125)
                                                                   ----------          -----------
    Total share activity....................................           60,380               55,886
                                                                   ----------          -----------

                                                                             HARTFORD
                                                                       MORTGAGE SECURITIES
                                                                             HLS FUND
                                                              --------------------------------------
                                                              FOR THE SIX-MONTH
                                                                 PERIOD ENDED        FOR THE YEAR
                                                                JUNE 30, 2007            ENDED
                                                                 (UNAUDITED)       DECEMBER 31, 2006
                                                              ------------------   -----------------
OPERATIONS:
  Net investment income (loss)..............................       $ 13,159            $  27,043
  Net realized gain (loss) on investments, futures, options
    and swap contracts and foreign currency transactions....         (2,921)              (2,723)
  Net unrealized appreciation (depreciation) of investments, futures, options and swap contracts and foreign currency
    transactions............................................         (4,882)               1,050
  Payment from (to) affiliate...............................             --                   --
                                                                   --------            ---------
  Net increase (decrease) in net assets resulting from
    operations..............................................          5,356               25,370
                                                                   --------            ---------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income
    Class IA................................................           (654)             (43,331)
    Class IB................................................           (225)             (14,091)
  From net realized gain on investments
    Class IA................................................             --                   --
    Class IB................................................             --                   --
                                                                   --------            ---------
    Total distributions.....................................           (879)             (57,422)
                                                                   --------            ---------
CAPITAL SHARE TRANSACTIONS:
    Class IA
      Sold..................................................         20,193               39,710
      Issued in merger......................................             --                   --
      Issued on reinvestment of distributions...............            654               43,331
      Redeemed..............................................        (50,160)            (109,527)
                                                                   --------            ---------
    Total capital share transactions........................        (29,313)             (26,486)
                                                                   --------            ---------
    Class IB
      Sold..................................................          4,997               10,303
      Issued on reinvestment of distributions...............            225               14,091
      Redeemed..............................................        (15,301)             (42,979)
                                                                   --------            ---------
    Total capital share transactions........................        (10,079)             (18,585)
                                                                   --------            ---------
         Net increase (decrease) from capital share
           transactions.....................................        (39,392)             (45,071)
                                                                   --------            ---------
         Net increase (decrease) in net assets..............        (34,915)             (77,123)
NET ASSETS:
  Beginning of period.......................................        543,508              620,631
                                                                   --------            ---------
  End of period.............................................       $508,593            $ 543,508
                                                                   ========            =========
Accumulated undistributed (distribution in excess of) net
  investment income (loss)..................................       $ 13,159            $     879
                                                                   ========            =========
SHARES:
    Class IA
      Sold..................................................          1,851                3,523
      Issued in merger......................................             --                   --
      Issued on reinvestment of distributions...............             60                3,999
      Redeemed..............................................         (4,589)              (9,703)
                                                                   --------            ---------
    Total share activity....................................         (2,678)              (2,181)
                                                                   --------            ---------
    Class IB
      Sold..................................................            462                  924
      Issued on reinvestment of distributions...............             21                1,310
      Redeemed..............................................         (1,411)              (3,832)
                                                                   --------            ---------
    Total share activity....................................           (928)              (1,598)
                                                                   --------            ---------

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

                  HARTFORD                                HARTFORD                                HARTFORD
               SMALLCAP GROWTH                         SMALLCAP VALUE                               STOCK
                  HLS FUND                                HLS FUND                                HLS FUND
    -------------------------------------   -------------------------------------   -------------------------------------
    FOR THE SIX-MONTH                       FOR THE SIX-MONTH                       FOR THE SIX-MONTH
      PERIOD ENDED        FOR THE YEAR        PERIOD ENDED        FOR THE YEAR        PERIOD ENDED        FOR THE YEAR
      JUNE 30, 2007           ENDED           JUNE 30, 2007           ENDED           JUNE 30, 2007           ENDED
       (UNAUDITED)      DECEMBER 31, 2006      (UNAUDITED)      DECEMBER 31, 2006      (UNAUDITED)      DECEMBER 31, 2006
    -----------------   -----------------   -----------------   -----------------   -----------------   -----------------
       $    1,632          $    3,507           $    556            $  1,374           $   27,425          $    65,537
           48,717              69,364              6,627              19,412              451,822              646,070
           38,069             (13,942)              (420)             (3,759)              29,368               (4,441)
               --                (229)                --                  --                   --                5,820
       ----------          ----------           --------            --------           ----------          -----------
           88,418              58,700              6,763              17,027              508,615              712,986
       ----------          ----------           --------            --------           ----------          -----------
               --              (2,690)                --              (1,296)              (3,641)             (57,414)
               --                (351)                --                  (2)                (611)              (7,809)
           (1,772)            (49,201)            (1,975)            (19,902)             (90,665)            (250,786)
             (646)            (18,032)                (3)                (33)             (15,397)             (42,418)
       ----------          ----------           --------            --------           ----------          -----------
           (2,418)            (70,274)            (1,978)            (21,233)            (110,314)            (358,427)
       ----------          ----------           --------            --------           ----------          -----------
           25,028             167,604              3,225               3,893               56,243              162,487
               --                  --                 --                  --                   --                   --
            1,772              51,890              1,975              21,198               94,306              308,200
          (89,305)           (171,018)           (11,252)            (22,009)            (511,552)          (1,065,093)
       ----------          ----------           --------            --------           ----------          -----------
          (62,505)             48,476             (6,052)              3,082             (361,003)            (594,406)
       ----------          ----------           --------            --------           ----------          -----------
           11,838              79,810                 24                  53               11,713               33,536
              646              18,383                  3                  35               16,008               50,227
          (37,013)            (91,120)               (38)                (56)             (86,133)            (144,888)
       ----------          ----------           --------            --------           ----------          -----------
          (24,529)              7,073                (11)                 32              (58,412)             (61,125)
       ----------          ----------           --------            --------           ----------          -----------
          (87,034)             55,549             (6,063)              3,114             (419,415)            (655,531)
       ----------          ----------           --------            --------           ----------          -----------
           (1,034)             43,975             (1,278)             (1,092)             (21,114)            (300,972)
        1,020,002             976,027            102,404             103,496            5,256,803            5,557,775
       ----------          ----------           --------            --------           ----------          -----------
       $1,018,968          $1,020,002           $101,126            $102,404           $5,235,689          $ 5,256,803
       ==========          ==========           ========            ========           ==========          ===========
       $    1,632          $       --           $    586            $     30           $   27,425          $     4,252
       ==========          ==========           ========            ========           ==========          ===========
            1,150               7,759                236                 269                1,034                3,194
               --                  --                 --                  --                   --                   --
               77               2,481                143               1,622                1,632                5,888
           (4,112)             (8,077)              (828)             (1,523)              (9,362)             (20,812)
       ----------          ----------           --------            --------           ----------          -----------
           (2,885)              2,163               (449)                368               (6,696)             (11,730)
       ----------          ----------           --------            --------           ----------          -----------
              547               3,701                  2                   3                  215                  656
               29                 881                 --                   3                  278                  962
           (1,718)             (4,435)                (3)                 (4)              (1,572)              (2,835)
       ----------          ----------           --------            --------           ----------          -----------
           (1,142)                147                 (1)                  2               (1,079)              (1,217)
       ----------          ----------           --------            --------           ----------          -----------

                   HARTFORD
               TOTAL RETURN BOND
                   HLS FUND
     -------------------------------------
     FOR THE SIX-MONTH
       PERIOD ENDED        FOR THE YEAR
       JUNE 30, 2007           ENDED
        (UNAUDITED)      DECEMBER 31, 2006
     -----------------   -----------------
        $  108,159          $  185,710
           (18,260)            (23,745)
           (61,835)             22,008
                --                 107
        ----------          ----------
            28,064             184,080
        ----------          ----------
            (3,076)           (146,134)
            (1,022)            (46,861)
                --                (400)
                --                (149)
        ----------          ----------
            (4,098)           (193,544)
        ----------          ----------
           329,211             692,109
                --                  --
             3,076             146,535
          (163,935)           (533,586)
        ----------          ----------
           168,352             305,058
        ----------          ----------
            83,939             114,885
             1,022              47,010
           (85,674)           (189,475)
        ----------          ----------
              (713)            (27,580)
        ----------          ----------
           167,639             277,478
        ----------          ----------
           191,605             268,014
         4,081,729           3,813,715
        ----------          ----------
        $4,273,334          $4,081,729
        ==========          ==========
        $  108,700          $    4,639
        ==========          ==========
            28,996              61,030
                --                  --
               272              13,029
           (14,431)            (47,107)
        ----------          ----------
            14,837              26,952
        ----------          ----------
             7,432              10,191
                91               4,198
            (7,574)            (16,792)
        ----------          ----------
               (51)             (2,403)
        ----------          ----------

 HARTFORD SERIES FUND, INC. AND HARTFORD HLS SERIES FUND II, INC.

 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                            HARTFORD
                                                                         U.S. GOVERNMENT                  HARTFORD
                                                                           SECURITIES                       VALUE
                                                                            HLS FUND                      HLS FUND
                                                              -------------------------------------   -----------------
                                                              FOR THE SIX-MONTH                       FOR THE SIX-MONTH
                                                                PERIOD ENDED        FOR THE YEAR        PERIOD ENDED
                                                                JUNE 30, 2007           ENDED           JUNE 30, 2007
                                                                 (UNAUDITED)      DECEMBER 31, 2006      (UNAUDITED)
                                                              -----------------   -----------------   -----------------
OPERATIONS:
  Net investment income (loss)..............................     $   25,699          $   41,615           $  2,739
  Net realized gain (loss) on investments, futures, options
    and swap contracts and foreign currency transactions....        (10,491)             (8,996)             9,378
  Net unrealized appreciation (depreciation) of investments, futures, options and swap contracts and foreign currency
    transactions............................................         (5,600)              4,926             24,588
  Payment from (to) affiliate...............................             --                  --                 --
                                                                 ----------          ----------           --------
  Net increase (decrease) in net assets resulting from
    operations..............................................          9,608              37,545             36,705
                                                                 ----------          ----------           --------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income
    Class IA................................................        (31,893)            (22,204)              (216)
    Class IB................................................        (10,663)            (10,055)              (116)
  From net realized gain on investments
    Class IA................................................             --                  --            (24,477)
    Class IB................................................             --                  --            (12,189)
                                                                 ----------          ----------           --------
    Total distributions.....................................        (42,556)            (32,259)           (36,998)
                                                                 ----------          ----------           --------
CAPITAL SHARE TRANSACTIONS:
    Class IA
      Sold..................................................        130,263             263,885             33,880
      Issued in merger......................................             --                  --                 --
      Issued on reinvestment of distributions...............         31,893              22,204             24,693
      Redeemed..............................................        (41,748)           (169,642)           (36,949)
                                                                 ----------          ----------           --------
    Total capital share transactions........................        120,408             116,447             21,624
                                                                 ----------          ----------           --------
    Class IB
      Sold..................................................         16,755              31,121             11,693
      Issued on reinvestment of distributions...............         10,663              10,055             12,305
      Redeemed..............................................        (25,729)            (75,234)           (23,564)
                                                                 ----------          ----------           --------
    Total capital share transactions........................          1,689             (34,058)               434
                                                                 ----------          ----------           --------
         Net increase (decrease) from capital share
           transactions.....................................        122,097              82,389             22,058
                                                                 ----------          ----------           --------
         Net increase (decrease) in net assets..............         89,149              87,675             21,765
NET ASSETS:
  Beginning of period.......................................      1,002,602             914,927            426,117
                                                                 ----------          ----------           --------
  End of period.............................................     $1,091,751          $1,002,602           $447,882
                                                                 ==========          ==========           ========
Accumulated undistributed (distribution in excess of) net
  investment income (loss)..................................     $   25,699          $   42,556           $  2,739
                                                                 ==========          ==========           ========
SHARES:
    Class IA
      Sold..................................................         11,636              23,908              2,514
      Issued in merger......................................             --                  --                 --
      Issued on reinvestment of distributions...............          2,960               2,082              1,853
      Redeemed..............................................         (3,726)            (15,347)            (2,745)
                                                                 ----------          ----------           --------
    Total share activity....................................         10,870              10,643              1,622
                                                                 ----------          ----------           --------
    Class IB
      Sold..................................................          1,506               2,843                869
      Issued on reinvestment of distributions...............            993                 946                926
      Redeemed..............................................         (2,307)             (6,870)            (1,745)
                                                                 ----------          ----------           --------
    Total share activity....................................            192              (3,081)                50
                                                                 ----------          ----------           --------


                                                                  HARTFORD
                                                                    VALUE
                                                                  HLS FUND
                                                              -----------------

                                                                FOR THE YEAR
                                                                    ENDED
                                                              DECEMBER 31, 2006
                                                              -----------------
OPERATIONS:
  Net investment income (loss)..............................      $  4,580
  Net realized gain (loss) on investments, futures, options
    and swap contracts and foreign currency transactions....        36,922
  Net unrealized appreciation (depreciation) of investments, futures, options and swap contracts and foreign currency
    transactions............................................        30,229
  Payment from (to) affiliate...............................            33
                                                                  --------
  Net increase (decrease) in net assets resulting from
    operations..............................................        71,764
                                                                  --------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income
    Class IA................................................        (3,189)
    Class IB................................................        (1,169)
  From net realized gain on investments
    Class IA................................................        (6,002)
    Class IB................................................        (3,835)
                                                                  --------
    Total distributions.....................................       (14,195)
                                                                  --------
CAPITAL SHARE TRANSACTIONS:
    Class IA
      Sold..................................................        87,474
      Issued in merger......................................            --
      Issued on reinvestment of distributions...............         9,192
      Redeemed..............................................       (48,293)
                                                                  --------
    Total capital share transactions........................        48,373
                                                                  --------
    Class IB
      Sold..................................................        27,688
      Issued on reinvestment of distributions...............         5,003
      Redeemed..............................................       (35,942)
                                                                  --------
    Total capital share transactions........................        (3,251)
                                                                  --------
         Net increase (decrease) from capital share
           transactions.....................................        45,122
                                                                  --------
         Net increase (decrease) in net assets..............       102,691
NET ASSETS:
  Beginning of period.......................................       323,426
                                                                  --------
  End of period.............................................      $426,117
                                                                  ========
Accumulated undistributed (distribution in excess of) net
  investment income (loss)..................................      $    332
                                                                  ========
SHARES:
    Class IA
      Sold..................................................         7,229
      Issued in merger......................................            --
      Issued on reinvestment of distributions...............           773
      Redeemed..............................................        (4,040)
                                                                  --------
    Total share activity....................................         3,962
                                                                  --------
    Class IB
      Sold..................................................         2,289
      Issued on reinvestment of distributions...............           427
      Redeemed..............................................        (2,997)
                                                                  --------
    Total share activity....................................          (281)
                                                                  --------

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

                  HARTFORD
             VALUE OPPORTUNITIES
                  HLS FUND
    -------------------------------------
    FOR THE SIX-MONTH
      PERIOD ENDED        FOR THE YEAR
      JUNE 30, 2007           ENDED
       (UNAUDITED)      DECEMBER 31, 2006
    -----------------   -----------------
        $  4,800            $  7,275
          38,138              46,699
          26,201              47,434
              --                 280
        --------            --------
          69,139             101,688
        --------            --------
            (259)             (5,905)
             (86)             (1,488)
          (9,230)            (51,405)
          (2,887)            (18,120)
        --------            --------
         (12,462)            (76,918)
        --------            --------
          60,041             124,587
              --                  --
           9,489              57,311
         (48,106)            (81,630)
        --------            --------
          21,424             100,268
        --------            --------
          19,339              30,780
           2,973              19,607
         (22,597)            (44,699)
        --------            --------
            (285)              5,688
        --------            --------
          21,139             105,956
        --------            --------
          77,816             130,726
         672,799             542,073
        --------            --------
        $750,615            $672,799
        ========            ========
        $  4,800            $    345
        ========            ========
           2,887               6,343
              --                  --
             438               3,023
          (2,309)             (4,203)
        --------            --------
           1,016               5,163
        --------            --------
             934               1,570
             138               1,042
          (1,092)             (2,322)
        --------            --------
             (20)                290
        --------            --------

 HARTFORD SERIES FUND, INC. AND HARTFORD HLS SERIES FUND II, INC.

 NOTES TO FINANCIAL STATEMENTS
 JUNE 30, 2007 (UNAUDITED)
 ($000'S OMITTED)
--------------------------------------------------------------------------------
1.  ORGANIZATION:

    The Hartford HLS Funds serve as underlying investment vehicles for certain variable annuity and variable life insurance separate accounts of Hartford Life Insurance Company and its affiliates ("HLIC") and certain qualified retirement plans. Certain Hartford HLS Funds may also serve as underlying investment options for certain variable annuity and variable life separate accounts of other insurance companies. Owners of variable annuity contracts and policyholders of variable life insurance contracts may choose the funds permitted in the accompanying variable insurance contract prospectus. In addition, participants in certain qualified retirement plans may choose the funds permitted by their plans.

    Hartford Series Fund, Inc. is comprised of twenty-six portfolios, nineteen are included in these financial statements, each a "Fund" or together the "Funds" (they are Hartford Advisers HLS Fund, Hartford Capital Appreciation HLS Fund, Hartford Disciplined Equity HLS Fund, Hartford Dividend and Growth HLS Fund, Hartford Equity Income HLS Fund, Hartford Fundamental Growth HLS Fund, Hartford Global Advisers HLS Fund, Hartford Global Growth HLS Fund, Hartford Growth HLS Fund, Hartford High Yield HLS Fund, Hartford Index HLS Fund, Hartford International Growth HLS Fund, Hartford International Opportunities HLS Fund, Hartford International Small Company HLS Fund, Hartford Money Market HLS Fund, Hartford Mortgage Securities HLS Fund, Hartford Stock HLS Fund, Hartford Total Return Bond HLS Fund and Hartford Value HLS Fund) and Hartford Series Fund II, Inc. is comprised of eight funds (they are Hartford Growth Opportunities HLS Fund, Hartford International Stock HLS Fund, Hartford LargeCap Growth HLS Fund, Hartford MidCap Growth HLS Fund, Hartford SmallCap Growth HLS Fund, Hartford SmallCap Value HLS Fund, Hartford U.S. Government Securities HLS Fund and Hartford Value Opportunities HLS Fund) (the "Companies"). The Companies are organized under the laws of the State of Maryland and are registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended ("1940 Act"), as diversified open-end management investment companies.

    Effective February 2, 2007, Hartford LargeCap Growth HLS Fund and Hartford Capital Opportunities HLS Fund were merged into Hartford Blue Chip Stock Fund and on that date Hartford Blue Chip Stock HLS Fund was renamed Hartford LargeCap Growth HLS Fund.

    Prior to July 27, 2007, Hartford Fundamental Growth HLS Fund was known as Hartford Focus HLS Fund, Hartford Global Growth HLS Fund was known as Hartford Global Leaders HLS Fund and Hartford International Growth HLS Fund was known as Hartford International Capital Appreciation HLS Fund.

    Hartford Advisers HLS Fund, Hartford Capital Appreciation HLS Fund, Disciplined Equity HLS Fund, Hartford Dividend and Growth HLS Fund, Hartford Equity Income HLS Fund, Hartford Fundamental Growth HLS Fund, Hartford Global Advisers HLS Fund, Hartford Global Growth HLS Fund, Hartford Growth HLS Fund, Hartford Growth Opportunities HLS Fund, Hartford High Yield HLS Fund, Hartford Index HLS Fund, Hartford International Growth HLS Fund, Hartford International Opportunities HLS Fund, Hartford International Small Company HLS Fund, Hartford Money Market HLS Fund, Hartford Mortgage Securities HLS Fund, Hartford SmallCap Growth HLS Fund, Hartford SmallCap Value HLS Fund, Hartford Stock HLS Fund, Hartford Total Return Bond HLS Fund, Hartford U.S. Government Securities HLS Fund, Hartford Value HLS Fund and Hartford Value Opportunities HLS Fund offer both Class IA and IB shares. The remainder of the funds offer Class IA shares. Each class is offered at net asset value without a sales charge and is subject to the same expenses, except that the Class IB shares are subject to distribution fees charged pursuant to a Distribution and Service Plans. These Distribution and Service Plans have been adopted in accordance with Rule 12b-1 of the 1940 Act.

    Indemnifications: Under the Companies' organizational documents, their directors and officers are indemnified against certain liabilities arising out of the performance of their duties to the Companies. In addition, the Companies, on behalf of the Funds, enter into contracts that contain a variety of indemnifications. The Funds' maximum exposure under these arrangements is unknown. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

2.  SIGNIFICANT ACCOUNTING POLICIES:

    The following is a summary of significant accounting policies of the Funds, which are in accordance with U.S. generally accepted accounting principles in the investment company industry:

    a) Security Transactions -- Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Security gains and losses are determined on the basis of identified cost. Trade date for senior floating rate interests purchased in the primary market is considered the date on which the loan allocations are determined. Trade date for senior floating rate interests purchased in the secondary market is the date on which the transaction is entered into.

    b) Security Valuation and Investment Income -- Except for Hartford Money Market HLS Fund, the Funds generally use market prices in valuing portfolio securities. If market quotations are not readily available or are deemed unreliable, a Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of that Fund's Board of Directors. Market prices may be deemed unreliable, for example, if a security is thinly traded or if an event has occurred after the close of the exchange on which a portfolio security is principally traded but before the close of the New York Stock Exchange (the "Exchange") (normally 4:00 p.m. Eastern Time, referred to as the "Valuation Time") that is expected to affect the value of the portfolio security. The circumstances in which a Fund may use fair value pricing include, among others: (i) the occurrence of events that are significant to a particular issuer, such as mergers, restructuring or defaults; (ii) the occurrence of events that are significant to an entire market, such as natural disasters in a particular region or governmental actions; (iii) trading restrictions on securities; (iv) thinly traded securities and (v) market events such as trading halts and early market closings. In addition, with respect to the valuation of securities principally traded on foreign markets, each Fund uses a fair value pricing service approved by that Fund's Board of Directors which employs quantitative models to adjust for "stale" prices caused by the movement of other markets and other factors occurring after the close of the foreign markets but before the close of the Exchange. Securities that are principally

--------------------------------------------------------------------------------

        traded on foreign markets may trade on days that are not business days of the Funds. Because the NAV of each Fund's shares is determined only on business days of the Funds, the value of the portfolio securities of a Fund that invests in foreign securities may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Funds may cause the net asset value of their respective shares to differ significantly from the net asset value that would have been calculated using market prices at the close of the exchange on which a portfolio security is principally traded but before the close of the Exchange. There can be no assurance that any Fund could obtain the fair value assigned to a security if the Fund were to sell the security at approximately the time at which that Fund determines its NAV per share.

        Debt securities (other than short-term investments and senior floating rate interests), held by the Fund are valued on the basis of valuations furnished by an unaffiliated pricing service which determines valuations for normal institutional size trading units of debt securities. Senior floating rate interests generally trade in over-the-counter markets and are priced through an unaffiliated pricing service utilizing independent market quotations from loan dealers of financial institutions. Securities for which prices are not available from an independent pricing service, but where an active market exists, are valued using market quotations obtained from one or more dealers that make markets in the securities or from a widely-used quotation system in accordance with procedures established by that Fund's Board of Directors. Generally, each Fund may use fair valuation in regards to debt securities when a Fund holds defaulted or distressed securities or securities in a company in which reorganization is pending. Short-term investments with a maturity of more than 60 days when purchased are valued based on market quotations until the remaining days to maturity become less than 61 days. Hartford Money Market HLS Fund's investments and investments that mature in 60 days or less are valued at amortized cost, which approximates market value.

        Exchange traded equity securities shall be valued at the last reported sale price on the exchange or market on which the security is primarily traded (the "Primary Market") at the Valuation Time. If the security did not trade on the Primary Market, it may be valued at the Valuation Time at the last reported sale price on another exchange where it trades. The value of an equity security not traded on any exchange but traded on the Nasdaq Stock Market, Inc. System ("Nasdaq") or another over-the-counter ("OTC") market shall be valued at the last reported sale price or official closing price on the exchange or market on which the security is traded as of the Valuation Time. If it is not possible to determine the last reported sale price or official closing price on the relevant exchange or market at the Valuation Time, the value of the security shall be taken to be the most recent bid quotation on such exchange or market at the Valuation Time.

        Securities of foreign issuers and non-dollar securities are translated from the local currency into U.S. dollars using prevailing exchange rates.

        Options contracts on securities, currencies, indexes, futures contracts, commodities and other instruments shall be valued at their most recent sales price at the Valuation Time on the Primary Market on which the instrument is traded. If the instrument did not trade on the Primary Market, it may be valued at the most recent sales price at the Valuation Time on another exchange or market where it did trade.

        Futures contracts shall be valued at the final settlement price reported by the applicable futures exchange. If there were no trades as of the valuation day, then the contract shall be valued at the closing bid price as of the Valuation Time.

        Financial instruments for which prices are not available from an independent pricing service, but where an active market exists, are valued using market quotations obtained from one or more dealers that make markets in securities or from a widely-used quotation system in accordance with procedures established by that Fund's Board of Directors.

        A forward currency contract shall be valued based on the price of the underlying currency at the prevailing interpolated exchange rate, which is a combination of the spot currency rate and the forward currency rate. Spot currency rates and forward currency rates are obtained from an independent pricing service on a daily basis not more than one hour before the Valuation Time. In the event that the applicable pricing service cannot provide the spot currency rates and forward currency rates in a timely fashion, such rates may be obtained from a widely-used quotation system in accordance with procedures established by that Fund's Board of Directors.

        Swaps and other derivative or contractual type instruments shall be valued using market prices if such instruments trade on an exchange or market. If such instruments do not trade on an exchange or market, such instruments shall be valued at a price at which the counterparty to such contract would repurchase the instrument. In the event that the counterparty cannot provide a price, such valuation may be determined in accordance with procedures established by the Fund's Board of Directors.

        Dividend income is accrued as of the ex-dividend date, except that certain dividends for foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the dividend in the exercise of reasonable diligence. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis. Income and capital gain distributions from Underlying Funds are recorded on ex-dividend date.

    c) Foreign Currency Transactions -- The accounting records of the Funds are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at the prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

        The Funds do not isolate that portion of portfolio security valuation resulting from fluctuations in the foreign currency exchange rates on portfolio securities from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

        Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

 HARTFORD SERIES FUND, INC. AND HARTFORD HLS SERIES FUND II, INC.

 JUNE 30, 2007 (UNAUDITED)
 ($000'S OMITTED)
--------------------------------------------------------------------------------

    d) Securities Lending -- The Funds, except for Hartford Money Market HLS Fund, may lend their securities to certain qualified brokers who pay these Funds negotiated lender fees. The loans are fully collateralized at all times with cash and/or U.S. Government Securities and/or repurchase agreements. The cash collateral is then invested in short-term money market instruments. The repurchase agreements are fully collateralized by U.S. Government Securities. The adequacy of the collateral for securities on loan is monitored on a daily basis. For instances where the market value of collateral falls below the market value of the securities out on loan, such collateral is supplemented on the following day. As with other extensions of credit, these Funds may bear the risk of delay in recovery of loaned securities or even loss of rights in the collateral should the borrower of the securities fail financially.

    e) Joint Trading Account -- Pursuant to an exemptive order issued by the SEC, the Funds may transfer uninvested cash balances into a joint trading account managed by Hartford Investment Management Company ("Hartford Investment Management") a wholly-owned subsidiary of The Hartford Financial Services Group, Inc., ("The Hartford") or Wellington Management Company LLP ("Wellington"). These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

    f) Repurchase Agreements -- A repurchase agreement is an agreement by which the seller of a security agrees to repurchase the security sold at a mutually agreed upon time and price. At the time the Funds enter into a repurchase agreement, the value of the underlying collateral security
        (ies), including accrued interest, will be equal to or exceed the value of the repurchase agreement. Securities that serve to collateralize the repurchase agreement are held by each Fund's custodian in book entry or physical form in the custodial account of the Funds or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest receivable.

    g) Reverse Repurchase Agreements -- Each Fund, except Hartford Index HLS Fund, may also enter into reverse repurchase agreements. Reverse repurchase agreements involve sales by a Fund of portfolio assets concurrently with an agreement by a Fund to repurchase the same assets at a later date at a fixed price. Reverse repurchase agreements carry the risk that the market value of the securities which a Fund is obligated to repurchase may decline below the repurchase price. A reverse repurchase agreement is viewed as a collateralized borrowing by a Fund. Borrowing magnifies the potential for gain or loss on the portfolio securities of a Fund and, therefore, increases the possibility of fluctuation in a Fund's net asset value. As of June 30, 2007, the Funds had no outstanding reverse repurchase agreements.

    h) Futures and Options Transactions -- Certain Funds may invest in futures and options contracts in order to gain exposure to or protect against changes in the market. A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date. When the Funds enter into futures contracts, they are required to deposit with a futures commission merchant an amount of "initial margin" of cash, commercial paper or U.S. Treasury Bills. Subsequent payments, called maintenance margin, to and from the broker, are made on a daily basis as the price of the underlying security fluctuates, making the long and short positions in the futures contract more or less valuable (i.e., mark-to-market), which results in an unrealized gain or loss to the Funds.

        At any time prior to the expiration of the futures contract, a Fund may close the position by taking an opposite position, which would effectively terminate the position in the futures contract. A final determination of maintenance margin is then made, additional cash is required to be paid by or released to the Fund and the Fund realizes a gain or loss.

        The use of futures contracts involve elements of market risk, which may exceed the amounts recognized in the Statements of Assets and Liabilities. Changes in the value of the futures contracts may decrease the effectiveness of the Funds' strategies and potentially result in loss. Certain Funds, as shown on the Schedules of Investments, had outstanding futures contracts as of June 30, 2007.

        The premium paid by a Fund for the purchase of a call or put option is included in the Funds' Statements of Assets and Liabilities as an investment and subsequently "marked-to-market" through net unrealized appreciation (depreciation) of options to reflect the current market value of the option as of the end of the reporting period

        The Funds may write covered options. "Covered" means that so long as a Fund is obligated as the writer of an option, it will own either the underlying securities or currency or an option to purchase or sell the same underlying securities or currency having an expiration date of the covered option and an exercise price equal to or less than the exercise price of the covered option, or will establish or maintain with its custodian for the term of the option a "segregated account" consisting of cash or other liquid securities having a value equal to or greater than the fluctuating market value of the option securities or currencies. A Fund receives a premium for writing a call or put option, which is recorded on the Funds' Statements of Assets and Liabilities and subsequently "marked-to-market" through net unrealized appreciation (deprecation) of

--------------------------------------------------------------------------------

        options. There is a risk of loss from a change in the value of such options, which may exceed the related premiums received. Transactions involving written option contracts for the Funds during the six-month period ended June 30, 2007, are summarized below:

                                                                      HARTFORD CAPITAL APPRECIATION HLS FUND
                                                                       OPTION CONTRACTS ACTIVITY DURING THE
                                                                       SIX-MONTH PERIOD ENDED JUNE 30, 2007
                                                                      --------------------------------------
        CALL OPTIONS WRITTEN DURING THE PERIOD                        NUMBER OF CONTRACTS*   PREMIUM AMOUNTS
        --------------------------------------                        --------------------   ---------------
        Beginning of the period.....................................             --              $    --
        Written.....................................................          4,596                1,055
        Expired.....................................................             --                   --
        Closed......................................................         (4,596)              (1,055)
        Exercised...................................................             --                   --
                                                                             ------              -------
        End of the period...........................................             --              $    --
                                                                             ------              -------

                                                                       HARTFORD DISCIPLINED EQUITY HLS FUND
                                                                       OPTION CONTRACTS ACTIVITY DURING THE
                                                                       SIX-MONTH PERIOD ENDED JUNE 30, 2007
                                                                      --------------------------------------
        CALL OPTIONS WRITTEN DURING THE PERIOD                        NUMBER OF CONTRACTS*   PREMIUM AMOUNTS
        --------------------------------------                        --------------------   ---------------
        Beginning of the period.....................................          2,522               $ 208
        Written.....................................................         13,883                 991
        Expired.....................................................         (7,124)               (475)
        Closed......................................................         (6,595)               (436)
        Exercised...................................................           (547)                (27)
                                                                             ------               -----
        End of the period...........................................          2,139               $ 261
                                                                             ------               -----

                                                                       HARTFORD DISCIPLINED EQUITY HLS FUND
                                                                       OPTION CONTRACTS ACTIVITY DURING THE
                                                                       SIX-MONTH PERIOD ENDED JUNE 30, 2007
                                                                      --------------------------------------
        PUT OPTIONS WRITTEN DURING THE PERIOD                         NUMBER OF CONTRACTS*   PREMIUM AMOUNTS
        -------------------------------------                         --------------------   ---------------
        Beginning of the period.....................................             --               $  --
        Written.....................................................          7,036                 449
        Expired.....................................................         (2,333)               (182)
        Closed......................................................           (885)               (114)
        Exercised...................................................             --                  --
                                                                             ------               -----
        End of the period...........................................          3,818               $ 153
                                                                             ------               -----

        * The number of contracts does not omit 000's.

    i) Forward Foreign Currency Contracts -- At June 30, 2007, certain Funds, as shown in the Schedule of Investments, entered into forward foreign currency contracts that obligate the Funds to repurchase/replace or sell currencies at specified future dates. The Funds enter into forward foreign currency contracts to hedge against adverse fluctuations in exchange rates between currencies.

        Forward foreign currency contracts involve elements of market risk in excess of the amount reflected in the Statements of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar.

    j) Indexed Securities -- The Funds may invest in indexed securities whose values are linked to changes in interest rates, indices, or other underlying instruments. The Funds use these securities to increase or decrease their exposure to different underlying instruments and to gain exposure to markets that might be difficult to invest in using conventional securities. Indexed securities may be more volatile than their underlying instruments, but any loss is limited to the amount of the original investment and there may be a limit to the potential appreciation of the investment. Certain Funds had investments in indexed securities, as of June 30, 2007, as shown in the Schedule of Investments under Exchange Traded Funds.

    k) (1) Federal Income Taxes -- For federal income tax purposes, the Funds intend to continue to qualify as regulated investment companies under Subchapter M of the Internal Revenue Code (IRC) by distributing substantially all of their taxable net investment income and net realized capital gains to their shareholders and otherwise complying with the requirements of regulated investment companies. The Funds have distributed substantially all of their income and capital gains in prior years and each Fund intends to distribute substantially all of its income and gains prior to the next fiscal year end. Accordingly, no provision for federal income taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

 HARTFORD SERIES FUND, INC. AND HARTFORD HLS SERIES FUND II, INC.

 JUNE 30, 2007 (UNAUDITED)
 ($000'S OMITTED)
--------------------------------------------------------------------------------

    k) (2) The tax character of distributions paid for the periods indicated is as follows (as adjusted for dividends payable):

                                                                 FOR THE YEAR ENDED                  FOR THE YEAR ENDED
                                                                  DECEMBER 31, 2006                  DECEMBER 31, 2005
                                                              -------------------------    --------------------------------------
                                                              ORDINARY      LONG-TERM      ORDINARY      LONG-TERM     TAX RETURN
        FUND                                                   INCOME     CAPITAL GAINS     INCOME     CAPITAL GAINS   OF CAPITAL
        ----                                                  --------    -------------    --------    -------------   ----------
        Hartford Advisers HLS Fund..........................  $515,345     $  282,069      $471,157     $  250,471      $138,672
        Hartford Capital Appreciation HLS Fund..............   787,497      1,177,329       340,357      1,659,106            --
        Hartford Disciplined Equity HLS Fund................    17,225             --        14,155             --            --
        Hartford Dividend and Growth HLS Fund...............   138,240        486,777       149,221        242,526            --
        Hartford Equity Income HLS Fund.....................     7,996            787         4,870             --            --
        Hartford Fundamental Growth HLS Fund................     3,929          3,223         2,083          2,526            --
        Hartford Global Advisers HLS Fund...................    17,582          6,391        14,813             --            --
        Hartford Global Growth HLS Fund.....................    29,720         44,208         8,693             --            --
        Hartford Growth HLS Fund............................     2,054         33,419         4,299         15,645            --
        Hartford Growth Opportunities HLS Fund..............    48,149         89,358         1,991         73,463            --
        Hartford High Yield HLS Fund........................   130,905             --        48,629             --            --
        Hartford Index HLS Fund.............................    30,059        203,364        37,778         63,847            --
        Hartford International Growth HLS Fund..............    47,161         22,551        23,969          6,376            --
        Hartford International Opportunities HLS Fund.......   109,112         79,473            --             --            --
        Hartford International Small Company HLS Fund.......    32,458         17,566        27,716          8,311            --
        Hartford International Stock HLS Fund...............     1,457             --         1,248             --            --
        Hartford LargeCap Growth HLS Fund...................       458             --         1,289             --            --
        Hartford MidCap Growth HLS Fund.....................     2,321          5,502         1,853          6,310            --
        Hartford Money Market HLS Fund......................    81,039             --        45,001             --            --
        Hartford Mortgage Securities HLS Fund...............    57,422             --        26,865             --            --
        Hartford SmallCap Growth HLS Fund...................     5,050         65,224        12,859         43,245        12,838
        Hartford SmallCap Value HLS Fund....................     6,571         14,662         7,799         19,096            --
        Hartford Stock HLS Fund.............................   128,118        230,309       102,907             --            --
        Hartford Total Return Bond HLS Fund.................   192,995            549       286,964         11,752            --
        Hartford U.S. Government Securities HLS Fund........    32,259             --        24,595             --            --
        Hartford Value HLS Fund.............................     5,204          8,991         7,062          3,935            --
        Hartford Value Opportunities HLS Fund...............    34,290         42,628        12,269          6,154            --

        As of December 31, 2006, the components of distributable earnings (deficit) on tax basis were as follows:

                                                                                                                         TOTAL
                                                UNDISTRIBUTED    UNDISTRIBUTED     ACCUMULATED       UNREALIZED       ACCUMULATED
                                                  ORDINARY         LONG-TERM      CAPITAL GAINS     APPRECIATION       EARNINGS
        FUND                                       INCOME        CAPITAL GAIN       (LOSSES)*      (DEPRECIATION)@     (DEFICIT)
        ----                                    -------------    -------------    -------------    ---------------    -----------
        Hartford Advisers HLS Fund............     $76,281         $ 52,423         $     --         $  426,510       $  555,214
        Hartford Capital Appreciation HLS
          Fund................................      81,234          443,398               --          2,462,262        2,976,894
        Hartford Disciplined Equity HLS
          Fund................................       1,000               --          (17,969)           228,085          211,116
        Hartford Dividend and Growth HLS
          Fund................................      21,396           67,413               --          1,517,063        1,605,872
        Hartford Equity Income HLS Fund.......       1,993           15,828               --             61,246           79,067
        Hartford Fundamental Growth HLS
          Fund................................       5,855              956               --              4,174           10,985
        Hartford Global Advisers HLS Fund.....       3,215            4,741               --             32,875           40,831
        Hartford Global Growth HLS Fund.......      14,597           18,965             (389)           189,557          222,730
        Hartford Growth HLS Fund..............          75           12,139               --             44,429           56,643
        Hartford Growth Opportunities HLS
          Fund................................      17,980           11,359               --            183,441          212,780
        Hartford High Yield HLS Fund..........         993               --          (33,053)            13,825          (18,235)
        Hartford Index HLS Fund...............       1,537            6,441               --            354,533          362,511
        Hartford International Growth HLS
          Fund................................      13,697           15,666               --            142,961          172,324
        Hartford International Opportunities
          HLS Fund............................      15,677           58,669           (5,720)           297,213          365,839
        Hartford International Small Company
          HLS Fund............................       5,706            7,457               --             51,637           64,800
        Hartford International Stock HLS
          Fund................................       1,607               --             (767)            20,088           20,928
        Hartford LargeCap Growth HLS Fund.....          47           13,190               --              6,870           20,107
        Hartford MidCap Growth HLS Fund.......       2,361            1,423               --                 (3)           3,781
        Hartford Mortgage Securities HLS
          Fund................................         879               --          (19,936)            (3,082)         (22,139)
        Hartford SmallCap Growth HLS Fund.....       1,061            1,357               --             85,892           88,310
        Hartford SmallCap Value HLS Fund......       1,585              391               --              8,765           10,741
        Hartford Stock HLS Fund...............      52,671           57,643               --            365,274          475,588
        Hartford Total Return Bond HLS Fund...       4,098               --          (40,586)              (475)         (36,963)

--------------------------------------------------------------------------------

                                                                                                                         TOTAL
                                                UNDISTRIBUTED    UNDISTRIBUTED     ACCUMULATED       UNREALIZED       ACCUMULATED
                                                  ORDINARY         LONG-TERM      CAPITAL GAINS     APPRECIATION       EARNINGS
        FUND                                       INCOME        CAPITAL GAIN       (LOSSES)*      (DEPRECIATION)@     (DEFICIT)
        ----                                    -------------    -------------    -------------    ---------------    -----------
        Hartford U.S. Government Securities
          HLS Fund............................     $42,556         $     --         $(31,992)        $   (3,193)      $    7,371
        Hartford Value HLS Fund...............       3,709           33,289               --             80,733          117,731
        Hartford Value Opportunities HLS
          Fund................................       4,140            8,321               --             96,634          111,095

         * Certain Funds had capital loss carryforwards that are identified in
           Note 2(k)(4).

         @ The differences between book-basis and tax-basis unrealized appreciation (depreciation) are attributable primarily to the tax deferral of losses on wash sales, the mark-to-market adjustment for certain derivatives in accordance with IRC Sec. 1256, the mark-to-market Passive Foreign Investment Companies and basis differences in real estate investment trusts.

    k)  (3) Reclassification of Capital Accounts:

        In accordance with American Institute of Certified Public Accountants Statement of Position 93-2, Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies, the Funds have recorded several reclassifications in their capital accounts. These reclassifications had no impact on the net asset value per share of the Funds and are designed generally to present accumulated undistributed (distribution in excess of) net investment income and accumulated net realized gains (losses) on investments on a tax basis which is considered to be more informative to a shareholder. The reclassifications are a result of permanent differences between GAAP and tax accounting for such items as foreign currency, distributions representing a return of capital, class action settlements received, expiration of capital loss carryforwards, expiration of net operating losses and net operating losses that reduce short-term capital gain distribution requirements. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund's distributions may be shown in the accompanying Statements of Changes in Net Assets as from net investment income, from net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended December 31, 2006, the Funds recorded the following reclassifications to increase (decrease) the accounts listed below.

                                                                                         ACCUMULATED
                                                                       ACCUMULATED       NET REALIZED
                                                                      NET INVESTMENT    GAIN (LOSS) ON    PAID IN
        FUND                                                          INCOME (LOSS)      INVESTMENTS      CAPITAL
        ----                                                          --------------    --------------    -------
        Hartford Advisers HLS Fund..................................      $2,798           $(2,798)       $    --
        Hartford Capital Appreciation HLS Fund......................      62,578           (62,578)            --
        Hartford Disciplined Equity HLS Fund........................         (63)               64             (1)
        Hartford Dividend and Growth HLS Fund.......................        (340)              340             --
        Hartford Equity Income HLS Fund.............................         (21)               21             --
        Hartford Fundamental Growth HLS Fund........................         (23)               24             (1)
        Hartford Global Advisers HLS Fund...........................         (35)               35             --
        Hartford Global Growth HLS Fund.............................        (905)              905             --
        Hartford Growth HLS Fund....................................         (99)               99             --
        Hartford Growth Opportunities HLS Fund......................        (249)              249             --
        Hartford High Yield HLS Fund................................        (167)            8,921         (8,754)
        Hartford Index HLS Fund.....................................        (298)              298             --
        Hartford International Growth HLS Fund......................         295              (295)            --
        Hartford International Opportunities HLS Fund...............       1,059            (1,084)            25
        Hartford International Small Company HLS Fund...............       2,692            (2,692)            --
        Hartford International Stock HLS Fund.......................        (150)              150             --
        Hartford LargeCap Growth HLS Fund...........................         (13)               12              1
        Hartford MidCap Growth HLS Fund.............................          45               (45)            --
        Hartford Mortgage Securities HLS Fund.......................         889              (889)            --
        Hartford SmallCap Growth HLS Fund...........................        (149)              150             (1)
        Hartford SmallCap Value HLS Fund............................         (46)               46             --
        Hartford Stock HLS Fund.....................................       1,327            (1,328)             1
        Hartford Total Return Bond HLS Fund.........................      (1,269)            1,269             --
        Hartford U.S. Government Securities HLS Fund................         941              (941)            --
        Hartford Value HLS Fund.....................................         (27)               27             --
        Hartford Value Opportunities HLS Fund.......................         (55)               56             (1)

 HARTFORD SERIES FUND, INC. AND HARTFORD HLS SERIES FUND II, INC.

 JUNE 30, 2007 (UNAUDITED)
 ($000'S OMITTED)
--------------------------------------------------------------------------------

    k)  (4) Capital Loss Carry Forward:

        At December 31, 2006 (tax-year-end), the following Funds had capital loss carryforwards for U.S. Federal income tax purposes as follows:

                                                                              YEAR OF EXPIRATION
                                             ------------------------------------------------------------------------------------
        FUND                                  2007     2008     2009      2010      2011      2012     2013      2014      TOTAL
        ----                                 ------   ------   -------   -------   -------   ------   -------   -------   -------
        Hartford Disciplined Equity HLS
          Fund.............................  $   --   $5,272   $ 8,430   $   758   $ 3,509   $   --   $    --   $    --   $17,969
        Hartford Global Growth HLS Fund....      --       --        19       370        --       --        --        --       389
        Hartford High Yield HLS Fund.......   5,209    3,479       875        --    20,644       --        --        --    33,053
        Hartford International
          Opportunities HLS Fund...........      --      826     3,848     1,046        --       --        --        --     5,720
        Hartford International Stock HLS
          Fund.............................      --       --        --        --       767       --        --        --       767
        Hartford LargeCap Growth HLS
          Fund.............................      --       --    20,993    24,573     1,606        8       337        --    47,517
        Hartford Mortgage Securities HLS
          Fund.............................      --       --        --        --        --    8,992     2,409     8,362    19,763
        Hartford Total Return Bond HLS
          Fund.............................      --       --        --        --        --       --        --    40,586    40,586
        Hartford U. S. Government
          Securities HLS Fund..............   2,513    1,398        --        --        --    3,025    10,631    13,820    31,387

        Hartford High Yield HLS Fund had expiration of capital loss carryover in the amount of $8,764 in 2006.

        Based on certain provisions in the Internal Revenue Code, various limitations regarding the future utilization of Hartford Disciplined Equity HLS Fund, Hartford Global Growth HLS Fund, Hartford High Yield HLS Fund, Hartford International Opportunities HLS Fund, and Hartford Total Return Bond HLS Fund carryforwards may apply.

        For the fiscal year ended December 31, 2006, the following Funds have elected to defer losses occurring between November 1, 2006 and December 31, 2006 as follows:

                                                                      CAPITAL LOSS
        FUND                                                            DEFERRED
        ----                                                          ------------
        Hartford Mortgage Securities HLS Fund.......................      $173
        Hartford U.S. Government Securities HLS Fund................       605

        Such deferred losses will be treated as arising on the first day of the fiscal year ending December 31, 2007.

    l)  Fund Share Valuation and Dividend Distributions to
        Shareholders -- Orders for the Funds' shares are executed in accordance with the investment instructions of the contract holders or plan participants. The net asset value of each Fund's shares is determined as of the close of each business day of the Exchange. The net asset value per share is determined separately for each class of each Fund by dividing the Fund's net assets attributable to that class by the number of shares of the class outstanding. Orders for the purchase of a Fund's shares received by an insurance company or plan prior to the close of the Exchange on any day on which the Exchange is open for business are priced at the per-share net asset value determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined per-share net asset value.

        Dividends are declared pursuant to a policy adopted by the Funds' Board of Directors based upon the investment performance of the respective Funds. The policy of all Funds except Hartford Money Market HLS Fund is to pay dividends from net investment income and distribute realized capital gains, if any, at least once a year.

        Hartford Money Market HLS Fund seeks to maintain a stable net asset value per share of $1.00 by declaring a daily dividend from net investment income, including net short-term capital gains and losses, and by valuing its investments using the amortized cost method. Dividends are declared daily and distributed monthly.

        Distributions from net investment income, net realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles with respect to character and timing. These differences include the treatment of non-taxable dividends, expiring capital loss carryforwards, foreign currency gains and losses, losses deferred due to wash sales and excise tax regulations. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Funds capital accounts (see Note 2(k)(3)).

    m) Illiquid and Restricted Securities -- Each Fund is permitted to invest up to 15% of its net assets in illiquid securities, except for Hartford Money Market HLS Fund, which may invest up to 10% in such securities. "Illiquid Securities" are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine a Fund's net asset value per share. A Fund may not be able to sell illiquid securities or other investments when its sub-adviser considers it desirable to do so or may have to sell such securities or investments at a price that is lower than the price that could be obtained if the securities or investments were more liquid. A sale of illiquid securities or other investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid securities and investments also may be more difficult to value, due to the unavailability of reliable market quotations for such securities or investments, and investment in them may have an adverse impact on net asset value. Each Fund may also purchase certain restricted securities, that can be resold to institutions and which may be determined to be liquid pursuant to policies and guidelines established by that Fund's Board of Directors.

--------------------------------------------------------------------------------

    n)  Securities Purchased on a When-Issued or Delayed-Delivery
        Basis -- Delivery and payment for securities that have been purchased by the Funds on a forward commitment or when-issued or delayed-delivery basis take place beyond the customary settlement period. During this period, such securities are subject to market fluctuations, and the Funds identify securities segregated in their records with value at least equal to the amount of the commitment. As of June 30, 2007, the Funds entered into outstanding when-issued or forward commitments as follows:

        FUND                                                            COST
        ----                                                          --------
        Hartford Advisers HLS Fund..................................  $143,759
        Hartford Global Advisers HLS Fund...........................    10,001
        Hartford Growth Opportunities HLS Fund......................     1,309
        Hartford High Yield HLS Fund................................    31,571
        Hartford Mortgage Securities HLS Fund.......................   108,794
        Hartford Total Return Bond HLS Fund.........................   996,510
        Hartford U.S. Government Securities HLS Fund................   262,083

    o) Credit Risk -- Credit risk depends largely on the perceived financial health of bond issuers. In general, lower rated bonds have higher credit risk. High yield bond prices can fall on bad news about the economy, an industry or a company. The share price, yield and total return of a fund which holds securities with higher credit risk may fluctuate more than with less aggressive bond funds.

    p) Senior Floating Rate Loans -- Certain Funds, as shown in the Schedules of Investments, may invest in senior or floating rate interests. Senior floating rate interests hold the most senior position in the capital structure of a business entity (the "Borrower"), are typically secured by specific collateral, and have a claim in the assets and/or stock of the Borrower that is senior to that held by subordinated debtholders and stockholders of the Borrower. Senior floating rate interests are typically structured and administered by a financial institution that acts as the agent of the lenders participating in the senior floating rate interest. Senior floating rate interests are typically rated below-investment-grade, which suggests they are more likely to default than investment-grade loans. A default could lead to non-payment of income which would result in a reduction of income to the Fund and there can be no assurance that the liquidation of any collateral would satisfy the Borrower's obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated.

    q) Prepayment Risks -- Most senior floating rate interests and certain debt securities allow for prepayment of principal without penalty. Senior floating rate interests and securities subject to prepayment risk generally offer less potential for gains when interest rates decline, and may offer a greater potential for loss when interest rates rise. In addition, with respect to securities, rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the security and making the security more sensitive to interest rate changes. Prepayment risk is a major risk of mortgage-backed securities and certain asset-backed securities. Accordingly, the potential for the value of a senior floating rate interest or securities to increase in response to interest rate declines is limited. For certain asset-backed securities the actual maturity may be less than the stated maturity shown in the Schedules of Investments. As a result, the timing of income recognition relating to these securities may vary based upon actual maturity. Senior floating rate interests or debt securities purchased to replace a prepaid loan or a debt security may have lower yields than the yield on the prepaid loan or debt security.

        Senior floating rate interests generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for the Borrower to repay, prepayments of senior floating rate interests may occur. As a result, the actual remaining maturity of senior loans held may be substantially less than the stated maturities shown in the Schedules of Investments.

    r) Use of Estimates -- Preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Operating results in the future could vary from the amounts derived from management's estimates.

    s) Swaps -- Certain Funds may enter into event linked swaps, including credit default swaps. The credit default swap market allows a Fund to manage credit risk through buying and selling credit protection on a specific issuer, an index, or a basket of issuers. A "buyer" of credit protection agrees to pay a counterparty to assume the credit risk of an issuer upon the occurrence of certain events. The "seller" of the protection receives periodic payments and agrees to assume the credit risk of an issuer upon the occurrence of certain events. A "seller's" exposure is limited to the total notional amount of the credit default swap contract. A Fund will generally not buy protection on issuers that are not currently held by such Fund.

        Certain Funds may enter into interest rate swaps. In a typical interest rate swap, one party agrees to make payments equal to a floating interest rate multiplied by a "notional principal amount," in return for payments equal to a fixed rate multiplied by the same amount, for a specific period of time. If a swap agreement provides for payments in different currencies, the parties might agree to exchange the notional principal amount as well. Swaps may also depend on other prices or rates, such as the value of an index or mortgage prepayment rates.

        Certain Funds, as shown in the Schedules of Investments, had outstanding swaps as of June 30, 2007.

    t) Financial Accounting Standards Board Interpretation No. 48 -- On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" ("FIN 48"). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. Management has evaluated the implications of FIN 48, and has determined there is no impact to the Funds' financial statements.

 HARTFORD SERIES FUND, INC. AND HARTFORD HLS SERIES FUND II, INC.

 JUNE 30, 2007 (UNAUDITED)
 ($000'S OMITTED)
--------------------------------------------------------------------------------

    u) Financial Accounting Standards Board Financial Accounting Standards No. 157 -- In September 2006, FASB issued Statement on Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"). This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. FAS 157 is effective for the Funds' financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. As of June 30, 2007, the Funds do not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain measurements reported in the Statements of Operations for a fiscal period

3.  EXPENSES:

    a) Investment Management and Advisory Agreements -- HL Investment Advisors, LLC ("HL Advisors"), an indirect wholly-owned subsidiary of The Hartford, serves as investment manager to the Funds pursuant to investment management agreements approved by each Fund's Board of Directors and shareholders, as applicable.

        The schedule below reflects the rates of compensation paid to HL Advisors for services rendered a portion of which is used to compensate the sub-advisors. Investment management and advisory fees are accrued daily and paid monthly.

                            HARTFORD INDEX HLS FUND

AVERAGE DAILY NET ASSETS                                             ANNUAL RATE
------------------------                                             -----------
On first $2 billion................................................    0.100%
Over $2 billion....................................................    0.000%

                     HARTFORD MONEY MARKET HLS FUND (1) AND
                     HARTFORD MORTGAGE SECURITIES HLS FUND

AVERAGE DAILY NET ASSETS                                             ANNUAL RATE
------------------------                                             -----------
On first $2 billion................................................    0.250%
On next $3 billion.................................................    0.200%
On next $5 billion.................................................    0.180%
Over $10 billion...................................................    0.170%

(1) Effective January 1, 2007, HL Advisors voluntarily agreed to waive management fees of 0.05% of average total net assets until December 31, 2007.

                      HARTFORD TOTAL RETURN BOND HLS FUND

AVERAGE DAILY NET ASSETS                                             ANNUAL RATE
------------------------                                             -----------
On first $250 million..............................................    0.325%
On next $250 million...............................................    0.300%
On next $500 million...............................................    0.275%
On next $4 billion.................................................    0.250%
On next $5 billion.................................................    0.230%
Over $10 billion...................................................    0.220%

                  HARTFORD U.S. GOVERNMENT SECURITIES HLS FUND

AVERAGE DAILY NET ASSETS  ANNUAL RATE
------------------------  -----------
On first $50 million...     0.500%
On next $4.95 billion...    0.450%
On next $5 billion...       0.430%
Over $10 billion...         0.420%

                    HARTFORD CAPITAL APPRECIATION HLS FUND,
                     HARTFORD DISCIPLINED EQUITY HLS FUND,
                     HARTFORD DIVIDEND AND GROWTH HLS FUND,
                       HARTFORD GLOBAL ADVISERS HLS FUND,
                      HARTFORD GLOBAL GROWTH HLS FUND AND
                 HARTFORD INTERNATIONAL OPPORTUNITIES HLS FUND

AVERAGE DAILY NET ASSETS  ANNUAL RATE
------------------------  -----------
On first $250 million...    0.575%
On next $250 million...     0.525%
On next $500 million...     0.475%
Over $1 billion...          0.425%

                    HARTFORD GROWTH OPPORTUNITIES HLS FUND,
                     HARTFORD SMALLCAP GROWTH HLS FUND AND
                     HARTFORD VALUE OPPORTUNITIES HLS FUND

AVERAGE DAILY NET ASSETS  ANNUAL RATE
------------------------  -----------
On first $100 million...    0.700%
Over $100 million...        0.600%

                           HARTFORD ADVISERS HLS FUND

AVERAGE DAILY NET ASSETS  ANNUAL RATE
------------------------  -----------
On first $250 million...    0.480%
On next $250 million...     0.455%
On next $500 million...     0.445%
Over $1 billion...          0.395%

                     HARTFORD INTERNATIONAL STOCK HLS FUND

AVERAGE DAILY NET ASSETS  ANNUAL RATE
------------------------  -----------
On first $100 million...    0.850%
Over $100 million...        0.800%

--------------------------------------------------------------------------------

                        HARTFORD HIGH YIELD HLS FUND (2)

AVERAGE DAILY NET ASSETS  ANNUAL RATE
------------------------  -----------
On first $250...            0.575%
On next $250...             0.525%
On next $500...             0.475%
On next $4 billion...       0.425%
On next $5 billion...       0.405%
Over $10 billion...         0.395%

(2) HL Advisors voluntarily agreed to waive management fees of 0.05% of average total net assets until October 31, 2007.
                        HARTFORD SMALLCAP VALUE HLS FUND

AVERAGE DAILY NET ASSETS  ANNUAL RATE
------------------------  -----------
On first $50 million...     0.900%
Over $50 million...         0.850%

                     HARTFORD LARGECAP GROWTH HLS FUND (3)

AVERAGE DAILY NET ASSETS  ANNUAL RATE
------------------------  -----------
On first $500 million...    0.650%
On next $500 million...     0.600%
Over $1 billion...          0.550%

(3) Effective November 13, 2006, HL Advisers voluntarily agreed to waive management fees of 0.21% of average total net assets until December 31, 2007.
                     HARTFORD INTERNATIONAL GROWTH HLS FUND
               AND HARTFORD INTERNATIONAL SMALL COMPANY HLS FUND

AVERAGE DAILY NET ASSETS  ANNUAL RATE
------------------------  -----------
On first $250 million...    0.650%
On next $250 million...     0.600%
Over $500 million...        0.550%

                      HARTFORD MIDCAP GROWTH HLS FUND (4)

AVERAGE DAILY NET ASSETS  ANNUAL RATE
------------------------  -----------
On first $500 million...    0.800%
On next $500 million...     0.750%
Over $1 billion...          0.700%

(4) HL Advisors voluntarily agreed to waive management fees of 0.20% of average total net assets until December 31, 2007.
                        HARTFORD EQUITY INCOME HLS FUND,
                          HARTFORD GROWTH HLS FUND AND
                            HARTFORD VALUE HLS FUND

AVERAGE DAILY NET ASSETS  ANNUAL RATE
------------------------  -----------
On first $250 million...    0.625%
On next $250 million...     0.575%
On next $500 million...     0.525%
Over $1 billion...          0.475%

                    HARTFORD FUNDAMENTAL GROWTH HLS FUND (5)

AVERAGE DAILY NET ASSETS  ANNUAL RATE
------------------------  -----------
On first $250 million...    0.600%
On next $250 million...     0.550%
Over $500 million...        0.500%

(5) Effective March 30, 2007, HL Advisers has voluntarily agreed to permanently reduce its management fees for this fund. The new schedule prior to March 30, 2007 was as follows:

    AVERAGE DAILY NET ASSETS  ANNUAL RATE
    ------------------------  -----------
    On first $250 million...    0.650%
    On next $250 million...     0.600%
    Over $500 million...        0.550%

                            HARTFORD STOCK HLS FUND

AVERAGE DAILY NET ASSETS  ANNUAL RATE
------------------------  -----------
On first $250 million...    0.325%
On next $250 million...     0.300%
On next $500 million...     0.275%
Over $1 billion...          0.250%

        A portion of the compensation above is used to compensate the Funds respective sub-adviser. Pursuant to sub-advisory agreements between HL Advisors and the sub-advisers, the sub-adviser provides the day-to-day investment management services for the Funds. The sub-advisers determine the purchase and sale of portfolio securities and place such orders for execution in the name of the respective Fund. In conjunction with their respective activity, the sub-advisers regularly furnish reports to the Funds' Board of Directors concerning economic forecasts, investment strategy, portfolio activity and performance of the Funds.

 HARTFORD SERIES FUND, INC. AND HARTFORD HLS SERIES FUND II, INC.

 JUNE 30, 2007 (UNAUDITED)
 ($000'S OMITTED)
--------------------------------------------------------------------------------

        The Funds and their respective sub-adviser are listed below:

        FUND                                                                                 SUB-ADVISER
        ----                                                                                 -----------
        Hartford Advisers HLS Fund..................................                          Wellington
        Hartford Capital Appreciation HLS Fund......................                          Wellington
        Hartford Disciplined Equity HLS Fund........................                          Wellington
        Hartford Dividend and Growth HLS Fund.......................                          Wellington
        Hartford Equity Income HLS Fund.............................                          Wellington
        Hartford Fundamental Growth HLS Fund........................                          Wellington
        Hartford Global Advisers HLS Fund...........................                          Wellington
        Hartford Global Growth HLS Fund.............................                          Wellington
        Hartford Growth HLS Fund....................................                          Wellington
        Hartford Growth Opportunities HLS Fund......................                          Wellington
        Hartford High Yield HLS Fund................................                Hartford Investment Management
        Hartford Index HLS Fund.....................................                Hartford Investment Management
        Hartford International Growth HLS Fund......................                          Wellington
        Hartford International Opportunities HLS Fund...............                          Wellington
        Hartford International Small Company HLS Fund...............                          Wellington
        Hartford International Stock HLS Fund.......................                Lazard-Freres Asset Management
        Hartford LargeCap Growth HLS Fund...........................                Hartford Investment Management
        Hartford MidCap Growth HLS Fund.............................                Hartford Investment Management
        Hartford Money Market HLS Fund..............................                Hartford Investment Management
        Hartford Mortgage Securities HLS Fund.......................                Hartford Investment Management
        Hartford SmallCap Growth HLS Fund...........................          Wellington; Hartford Investment Management
        Hartford SmallCap Value HLS Fund............................              Kayne Anderson Rudnick Investment
                                                                                  Management, LLC; Metropolitan West
                                                                                 Capital Management, LLC; SSgA Funds
                                                                                           Management, Inc.
        Hartford Stock HLS Fund.....................................                          Wellington
        Hartford Total Return Bond HLS Fund.........................                Hartford Investment Management
        Hartford U.S. Government Securities HLS Fund................                Hartford Investment Management
        Hartford Value HLS Fund.....................................                          Wellington
        Hartford Value Opportunities HLS Fund.......................                          Wellington

    b) Administrative Services Agreement -- Under the Administrative Services Agreement between HLIC and each of the following Funds, Hartford Advisers HLS Fund, Hartford Capital Appreciation HLS Fund, Hartford Disciplined Equity HLS Fund, Hartford Dividend and Growth HLS Fund, Hartford Equity Income HLS Fund, Hartford Fundamental Growth HLS Fund, Hartford Global Advisers HLS Fund, Hartford Global Growth HLS Fund, Hartford Growth HLS Fund, Hartford High Yield HLS Fund, Hartford Index HLS Fund, Hartford International Growth HLS Fund, Hartford International Opportunities HLS Fund, Hartford International Small Company HLS Fund, Hartford Money Market HLS Fund, Hartford Mortgage Securities HLS Fund, Hartford Stock HLS Fund, Hartford Total Return Bond HLS Fund and Hartford Value HLS Fund, HLIC provides administrative services to the Funds and receives monthly compensation at the annual rate of 0.20% of each Fund's average daily net assets, except for Hartford Index HLS Fund. Hartford Index HLS Fund pays an administrative service fee of 0.20% for the first $5 billion in average net assets, 0.18% of average net assets for the next $5 billion and 0.17% for average net assets over $10 billion. The Funds assume and pay certain other expenses (including, but not limited to, accounting, custodian, state taxes and directors'
        fees). Directors' fees represent remuneration paid or accrued to directors not affiliated with HLIC or any other related company. The Funds' administrative services fees are accrued daily and paid monthly.

    c) Accounting Services Agreement -- Under the Fund Accounting Agreement between HLIC and Hartford Series Fund, Inc., HLIC provides accounting services to the Funds and receives monthly compensation at the annual rate of 0.015% of each Fund's average daily net assets. The Funds' accounting services fees are accrued daily and paid monthly.

       Under the Fund Accounting Agreement between HLIC, HL Advisors and Hartford HLS Series Fund II, Inc., HLIC provides accounting to the Funds and HL Advisors pays HLIC monthly compensation based on cost reimbursement.

    d) Other Related Party Transactions -- The Hartford provided certain legal services to the Funds, for which the Funds were charged $51 for the six-month period ended June 30, 2007. Certain officers of the Funds are Directors and/or officers of HIFSCO, Hartford Investment Management and/or The Hartford or its subsidiaries. For the six-month period ended June 30, 2007, a portion of the Fund's chief compliance officer's salary was paid by the Fund in the amount of $84.

    e) Operating Expenses -- Allocable expenses of the Funds are charged to each Fund based on the ratio of the average net assets of each fund to the combined average net assets of the Funds. Non-allocable expenses are charged to each fund based on specific identification.

    f) Fees Paid Indirectly -- The Funds have entered into agreements with State Street Global Advisors, LLC and Frank Russell Securities, Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of the Funds' expenses. In addition, the Funds'

--------------------------------------------------------------------------------

       custodian bank has also agreed to reduce its fees when the Funds maintain cash on deposit in the non-interest-bearing custody account. For the six-month period ended June 30, 2007, these amounts are included in the Statements of Operations.

        The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. Had the fees paid indirectly been included, the annualized expense ratios for the periods listed below, would have been as follows:

                                      FOR THE SIX-MONTHS
                                            ENDED             FOR THE YEAR ENDED      FOR THE YEAR ENDED      FOR THE YEAR ENDED
                                        JUNE 30, 2007         DECEMBER 31, 2006       DECEMBER 31, 2005       DECEMBER 31, 2004
                                     --------------------    --------------------    --------------------    --------------------
                                      RATIO OF EXPENSES       RATIO OF EXPENSES       RATIO OF EXPENSES       RATIO OF EXPENSES
                                        TO AVERAGE NET          TO AVERAGE NET          TO AVERAGE NET          TO AVERAGE NET
                                         ASSETS AFTER            ASSETS AFTER            ASSETS AFTER            ASSETS AFTER
                                     WAIVERS AND OFFSETS     WAIVERS AND OFFSETS     WAIVERS AND OFFSETS     WAIVERS AND OFFSETS
                                     --------------------    --------------------    --------------------    --------------------
        FUND                         CLASS IA    CLASS IB    CLASS IA    CLASS IB    CLASS IA    CLASS IB    CLASS IA    CLASS IB
        ----                         --------    --------    --------    --------    --------    --------    --------    --------
        Hartford Advisers HLS
          Fund.....................    0.63%       0.88%       0.62%       0.87%       0.64%       0.89%       0.66%       0.91%
        Hartford Capital
          Appreciation HLS Fund....    0.66        0.91        0.66        0.91        0.67        0.92        0.67        0.92
        Hartford Disciplined Equity
          HLS Fund.................    0.70        0.95        0.71        0.96        0.72        0.97        0.74        0.99
        Hartford Dividend and
          Growth HLS Fund..........    0.67        0.92        0.66        0.91        0.66        0.91        0.67        0.92
        Hartford Equity Income HLS
          Fund.....................    0.83        1.08        0.74        0.99        0.75        1.00        0.88        1.13
        Hartford Fundamental Growth
          HLS Fund.................    0.89        1.14        0.83        1.08        0.89        1.14        0.86        1.11
        Hartford Global Advisers
          HLS Fund.................    0.83        1.08        0.80        1.05        0.77        1.03        0.78        1.03
        Hartford Global Growth HLS
          Fund.....................    0.73        0.98        0.74        0.99        0.68        0.93        0.68        0.93
        Hartford Growth HLS Fund...    0.83        1.08        0.82        1.07        0.82        1.07        0.83        1.08
        Hartford Growth
          Opportunities HLS Fund...    0.63        0.88        0.63        0.88        0.58        0.84        0.57        0.82
        Hartford High Yield HLS
          Fund.....................    0.72        0.97        0.72        0.97        0.76        1.01        0.77        1.02
        Hartford Index HLS Fund....    0.33        0.58        0.33        0.58        0.42        0.67        0.44        0.69
        Hartford International
          Growth HLS Fund..........    0.82        1.07        0.85        1.10        0.86        1.11        0.89        1.14
        Hartford International
          Opportunities HLS Fund...    0.70        0.95        0.73        0.98        0.74        0.99        0.74        0.99
        Hartford International
          Small Company HLS Fund...    0.88        1.13        0.92        1.17        0.97        1.22        1.01        1.26
        Hartford International
          Stock HLS Fund...........    0.89          NA        0.91          NA        0.91          NA        0.96          NA
        Hartford LargeCap Growth
          HLS Fund.................    0.47          NA        0.78          NA        0.81          NA        0.90          NA
        Hartford MidCap Growth HLS
          Fund.....................    0.65          NA        0.78          NA        0.81          NA        0.94          NA
        Hartford Money Market HLS
          Fund.....................    0.43        0.68        0.48        0.73        0.49        0.74        0.48        0.73
        Hartford Mortgage
          Securities HLS Fund......    0.49        0.74        0.49        0.74        0.49        0.74        0.49        0.74
        Hartford SmallCap Growth
          HLS Fund.................    0.63        0.88        0.62        0.87        0.62        0.87        0.63        0.88
        Hartford SmallCap Value HLS
          Fund.....................    0.96        1.21        0.97        1.22        0.92        1.17        0.92        1.17
        Hartford Stock HLS Fund....    0.49        0.74        0.47        0.72        0.48        0.73        0.48        0.73
        Hartford Total Return Bond
          HLS Fund.................    0.49        0.74        0.49        0.74        0.50        0.75        0.50        0.75
        Hartford U.S. Government
          Securities HLS Fund......    0.47        0.72        0.48        0.73        0.47        0.72        0.47        0.72
        Hartford Value HLS Fund....    0.83        1.08        0.84        1.09        0.85        1.10        0.85        1.10
        Hartford Value
          Opportunities HLS Fund...    0.63        0.88        0.64        0.89        0.64        0.89        0.66        0.91

    g) Distribution Plan for Class IB shares -- The following Funds: Hartford Advisers HLS Fund, Hartford Capital Appreciation HLS Fund, Hartford Disciplined Equity HLS Fund, Hartford Dividend and Growth HLS Fund, Hartford Equity Income HLS Fund, Hartford Fundamental Growth HLS Fund, Hartford Global Advisers HLS Fund, Hartford Global Growth HLS Fund, Hartford Growth HLS Fund, Hartford Growth Opportunities HLS Fund, Hartford High Yield HLS Fund, Hartford Index HLS Fund, Hartford International Growth HLS Fund, Hartford International Opportunities HLS Fund, Hartford International Small Company HLS Fund, Hartford Money Market HLS Fund, Hartford Mortgage Securities HLS Fund, Hartford SmallCap Growth HLS Fund, Hartford SmallCap Value HLS Fund, Hartford Stock HLS Fund, Hartford Total Return Bond HLS Fund, Hartford U.S. Government Securities HLS Fund, Hartford Value HLS Fund and Hartford Value Opportunities HLS Fund have adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act for the Class IB shares. Pursuant to the Distribution Plan, each Fund compensates the Distributor, Hartford Securities Distribution Company, Inc. (a wholly owned, ultimate subsidiary of Hartford Life) from assets attributable to the Class IB shares for services rendered and expenses borne in connection with activities primarily intended to result in the sale of the Class IB shares.

        The Distributions Plan provides that each Fund may pay annually up to 0.25% of the average daily net assets of a Fund attributable to its Class IB shares for activity primarily intended to result in the sale of Class IB shares. Under the terms of the Distribution Plan and the principal underwriting agreement, each Fund is authorized to make payments monthly to the Distributor which may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class IB shares for such entities' fees or expenses incurred or paid in that regard. The Funds' distributions fees are accrued daily and paid monthly.

    h) Payment from (to) Affiliate -- The Funds are available for purchase by the separate accounts of different variable universal life policies, variable annuity products, and funding agreements and they are offered directly to certain qualified retirement plans (collectively, "Products").

 HARTFORD SERIES FUND, INC. AND HARTFORD HLS SERIES FUND II, INC.

 JUNE 30, 2007 (UNAUDITED)
 ($000'S OMITTED)
--------------------------------------------------------------------------------

       Although existing Products contain transfer restrictions, some Products, particularly older variable annuity products, do not contain restrictions on the frequency of transfers. In addition, as the result of the settlement of litigation against Hartford Life (the issuers of such variable annuity products), the Funds' ability to restrict transfers by certain owners of older variable annuity products was limited. During 2006, these annuity owners surrendered the older variable annuity contracts that were the subject of prior litigation. In February 2005, Hartford Life agreed with the Board of Directors of the Funds to indemnify the Funds for any material harm caused to the Funds from frequent trading by these contract owners. Pursuant to the agreement, the following amounts have been paid (received) to (from) the Funds indicated in 2006 and 2005.

        FUND                                                          2006    2005
        ----                                                          ----   ------
        Hartford Disciplined Equity HLS Fund........................  $104   $   --
        Hartford Dividend and Growth HLS Fund.......................   398       --
        Hartford Growth HLS Fund....................................   253      440
        Hartford Growth Opportunities HLS Fund......................   257    1,140
        Hartford High Yield HLS Fund................................   129    4,027
        Hartford Index HLS Fund.....................................    90       --
        Hartford SmallCap Growth HLS Fund...........................  (350)   1,892
        Hartford Stock HLS Fund.....................................   259       --
        Hartford Total Return Bond HLS Fund.........................   107       --
        Hartford Value Opportunities HLS Fund.......................   220       --

        In 2005, Hartford SmallCap Growth HLS Fund recorded a receivable from affiliate for $494 as an estimate of the total due from affiliate for the calendar year. When the final calculation was completed for the full indemnification period (which ended in 2006), it was determined the payment from affiliate should only be $144. The table above reflects the net payment from affiliate.

        On November 8, 2006, the SEC issued an order setting forth the terms of a settlement reached with three subsidiaries of The Hartford that resolves the SEC's Division of Enforcement's investigation of aspects of The Hartford's variable annuity and mutual fund operations related to directed brokerage and revenue sharing. Under the terms of the settlement, The Hartford paid a total of $39.6 million to the Funds in the amounts indicated below. These amounts were recorded on November 8, 2006 and paid on November 22, 2006. The Hartford settled this matter without admitting or denying the findings of the SEC.

        FUND                                                          REIMBURSEMENT AMOUNT
        ----                                                          --------------------
        Hartford Advisers HLS Fund..................................         $6,804
        Hartford Capital Appreciation HLS Fund......................         11,567
        Hartford Disciplined Equity HLS Fund........................            501
        Hartford Dividend and Growth HLS Fund.......................          3,856
        Hartford Fundamental Growth HLS Fund........................            110
        Hartford Global Advisers HLS Fund...........................            572
        Hartford Global Growth HLS Fund.............................          3,344
        Hartford Growth HLS Fund....................................             33
        Hartford Growth Opportunities HLS Fund......................            841
        Hartford International Growth HLS Fund......................             11
        Hartford International Opportunities HLS Fund...............            314
        Hartford International Small Company HLS Fund...............             11
        Hartford SmallCap Growth HLS Fund...........................            121
        Hartford Stock HLS Fund.....................................          5,561
        Hartford Value HLS Fund.....................................             33
        Hartford Value Opportunities HLS Fund.......................             60

        On April 20, 2007 Hartford MidCap Growth HLS Fund was reimbursed $114 in trading reimbursements relating to the change in portfolio managers of the Fund.

        The total return in the financial highlights includes the impact of the payment from (to) affiliates. The tables below show the impact of each of the Payments from (to) Affiliate and the total return for the six-month period ended June 30, 2007 and for the years ended December 31, 2006 and December 31, 2005, had the Payments from (to) Affiliate been excluded:

                                                                      IMPACT FROM PAYMENT
                                                                      FROM AFFILIATE FOR
                                                                            TRADING           TOTAL RETURN EXCLUDING
                                                                        REIMBURSEMENTS        PAYMENTS FROM AFFILIATE
                                                                       FOR THE SIX-MONTH         FOR THE SIX-MONTH
                                                                         PERIOD ENDED              PERIOD ENDED
                                                                         JUNE 30, 2007             JUNE 30, 2007
                                                                      -------------------     -----------------------
        FUND                                                               CLASS IA                  CLASS IA
        ----                                                          -------------------     -----------------------
        Hartford MidCap Growth HLS Fund.............................         0.20%                     7.19%

--------------------------------------------------------------------------------

                                                         IMPACT FROM PAYMENT      IMPACT FROM PAYMENT
                                                         FROM AFFILIATE FOR     FROM (TO) AFFILIATE FOR   TOTAL RETURN EXCLUDING
                                                           SEC SETTLEMENT       UNRESTRICTED TRANSFERS    PAYMENTS FROM AFFILIATE
                                                         FOR THE YEAR ENDED       FOR THE YEAR ENDED        FOR THE YEAR ENDED
                                                          DECEMBER 31, 2006        DECEMBER 31, 2006         DECEMBER 31, 2006
                                                        ---------------------   -----------------------   -----------------------
        FUND                                            CLASS IA     CLASS IB   CLASS IA      CLASS IB    CLASS IA      CLASS IB
        ----                                            --------     --------   ---------     ---------   ---------     ---------
        Hartford Advisers HLS Fund....................    0.09%        0.09%         --%           --%      10.61%        10.34%
        Hartford Capital Appreciation HLS Fund........    0.09         0.09          --            --       16.52         16.23
        Hartford Disciplined Equity HLS Fund..........    0.03         0.03        0.01          0.01       12.41         12.13
        Hartford Dividend and Growth HLS Fund.........    0.06         0.06        0.01          0.01       20.29         19.99
        Hartford Fundamental Growth HLS Fund..........    0.14         0.15          --            --        9.58          9.30
        Hartford Global Advisers HLS Fund.............    0.17         0.16          --            --        8.67          8.40
        Hartford Global Growth HLS Fund...............    0.31         0.32          --            --       13.83         13.54
        Hartford Growth HLS Fund......................    0.01         0.01        0.04          0.04        4.56          4.30
        Hartford Growth Opportunities HLS Fund........    0.07         0.07        0.02          0.02       11.96         11.70
        Hartford High Yield HLS Fund..................      --           --        0.02          0.02       11.15         10.87
        Hartford Index HLS Fund.......................      --           --        0.01          0.01       15.45         15.16
        Hartford International Growth HLS Fund........      --           --          --            --       24.08         23.77
        Hartford International Opportunities HLS
          Fund........................................    0.02         0.02          --            --       24.44         24.13
        Hartford International Small Company HLS
          Fund........................................    0.01         0.00          --            --       29.33         29.01
        Hartford SmallCap Growth HLS Fund.............    0.01         0.01       (0.03)        (0.03)       6.88          6.61
        Hartford Stock HLS Fund.......................    0.11         0.12        0.01          0.01       14.53         14.24
        Hartford Total Return Bond HLS Fund...........      --           --          --            --        4.80          4.54
        Hartford Value HLS Fund.......................    0.01         0.01          --            --       21.81         21.51
        Hartford Value Opportunities HLS Fund.........    0.01         0.01        0.04          0.05       18.97         18.67

                                                                        IMPACT FROM PAYMENT
                                                                        FROM AFFILIATE FOR       TOTAL RETURN EXCLUDING
                                                                      UNRESTRICTED TRANSFERS     PAYMENTS FROM AFFILIATE
                                                                        FOR THE YEAR ENDED         FOR THE YEAR ENDED
                                                                         DECEMBER 31, 2005          DECEMBER 31, 2005
                                                                      -----------------------    -----------------------
        FUND                                                          CLASS IA      CLASS IB     CLASS IA      CLASS IB
        ----                                                          ---------     ---------    ---------     ---------
        Hartford Growth HLS Fund....................................    0.09%         0.09%         4.58%         4.33%
        Hartford Growth Opportunities HLS Fund......................    0.11          0.11         16.20         15.91
        Hartford High Yield HLS Fund................................    0.57          0.56          1.56          1.29
        Hartford SmallCap Growth HLS Fund...........................    0.22          0.22         10.80         10.56

4.  AFFILIATE HOLDINGS:

    As of June 30, 2007, affiliates of The Hartford had ownership in 424 shares of Hartford SmallCap Growth HLS Fund.

5.  INVESTMENT TRANSACTIONS:

    For the six-month period ended June 30, 2007, the cost of purchases and proceeds from sales of securities for Hartford Money Market HLS Fund were $8,470,178 and $8,161,587, respectively. The cost of purchases and proceeds from sales of securities (excluding short-term investments) for the other portfolios were as follows:

                                                                COST OF            SALES
                                                               PURCHASES         PROCEEDS           COST OF            SALES
                                                               EXCLUDING         EXCLUDING       PURCHASES FOR     PROCEEDS FOR
                                                            U.S. GOVERNMENT   U.S. GOVERNMENT   U.S. GOVERNMENT   U.S. GOVERNMENT
    FUND                                                      OBLIGATIONS       OBLIGATIONS       OBLIGATIONS       OBLIGATIONS
    ----                                                    ---------------   ---------------   ---------------   ---------------
    Hartford Advisers HLS Fund............................    $3,766,569        $4,389,920        $  182,189        $  432,984
    Hartford Capital Appreciation HLS Fund................     7,375,006         8,169,238                --                --
    Hartford Disciplined Equity HLS Fund..................       906,909           796,626                --                --
    Hartford Dividend And Growth HLS Fund.................       934,159         1,114,616                --                --
    Hartford Equity Income HLS Fund.......................        77,812            41,692                --                --
    Hartford Fundamental Growth HLS Fund..................        90,100            99,515                --                --
    Hartford Global Advisers HLS Fund.....................       182,682           193,551             9,988            12,783
    Hartford Global Growth HLS Fund.......................       519,314           609,049                --                --
    Hartford Growth HLS Fund..............................       239,834           309,822                --                --
    Hartford Growth Opportunities HLS Fund................       763,630           798,543                --                --
    Hartford High Yield HLS Fund..........................       644,245           659,993                --                --
    Hartford Index HLS Fund...............................        34,689           170,642                --                --

 HARTFORD SERIES FUND, INC. AND HARTFORD HLS SERIES FUND II, INC.

 JUNE 30, 2007 (UNAUDITED)
 ($000'S OMITTED)
--------------------------------------------------------------------------------

                                                                COST OF            SALES
                                                               PURCHASES         PROCEEDS           COST OF            SALES
                                                               EXCLUDING         EXCLUDING       PURCHASES FOR     PROCEEDS FOR
                                                            U.S. GOVERNMENT   U.S. GOVERNMENT   U.S. GOVERNMENT   U.S. GOVERNMENT
    FUND                                                      OBLIGATIONS       OBLIGATIONS       OBLIGATIONS       OBLIGATIONS
    ----                                                    ---------------   ---------------   ---------------   ---------------
    Hartford International Growth HLS Fund................    $1,192,733        $1,168,874        $       --        $       --
    Hartford International Opportunities HLS Fund.........     1,416,325         1,493,061                --                --
    Hartford International Small Company HLS Fund.........       239,587           218,483                --                --
    Hartford International Stock HLS Fund.................        31,323            37,612                --                --
    Hartford LargeCap Growth HLS Fund.....................       223,910           135,953                --                --
    Hartford MidCap Growth HLS Fund.......................        87,333            89,549                --                --
    Hartford Mortgage Securities HLS Fund.................       799,101           810,822                --             4,436
    Hartford SmallCap Growth HLS Fund.....................       454,326           560,623                --                --
    Hartford SmallCap Value HLS Fund......................        26,696            35,290                --                --
    Hartford Stock HLS Fund...............................     2,622,561         3,129,482                --                --
    Hartford Total Return Bond HLS Fund...................     5,535,976         4,965,265         2,821,364         2,941,556
    Hartford U.S. Government Securities HLS Fund..........     1,946,972         1,848,106           100,425           128,871
    Hartford Value HLS Fund...............................        62,360            65,330                --                --
    Hartford Value Opportunities HLS Fund.................       187,898           175,928                --                --

6.  LINE OF CREDIT:

    The Funds, except for Hartford Money Market HLS Fund, participate in a $750,000 committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the Funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. During the six-month period ended June 30, 2007, the Funds did not have any borrowings under this facility.

7.  FUND MERGERS

    Reorganization of certain series of Hartford HLS Series Fund II, Inc. At a special meeting of shareholders, held on January 23, 2007, shareholders of Hartford Capital Opportunities HLS Fund and Hartford LargeCap Growth HLS Fund approved a proposed Plan of Reorganization providing for the acquisition of all of the assets and liabilities of Hartford Capital Opportunities HLS Fund and Hartford LargeCap Growth HLS Fund by Hartford Blue Chip Stock HLS Fund.

    Under the terms of the Plan of Reorganization, and pursuant to the approval by shareholders of both Hartford Capital Opportunities HLS Fund and Hartford LargeCap Growth HLS Fund, the assets were acquired by Hartford Blue Chip HLS Fund on February 2, 2007. Hartford Blue Chip HLS Fund acquired the assets of Hartford Capital Opportunities HLS Fund and Hartford LargeCap Growth HLS Fund in exchange for shares in Hartford Blue Chip Stock HLS Fund, which were distributed pro rata by Hartford Capital Opportunities HLS Fund and Hartford LargeCap Growth HLS Fund shareholders on February 2, 2007, in complete liquidation of both Hartford Capital Opportunities HLS Fund and Hartford LargeCap Growth HLS Fund.

    The mergers were accomplished by tax free exchanges as detailed below:

    HARTFORD BLUE CHIP STOCK HLS FUND                             CLASS IA
    ---------------------------------                             --------
    Net assets of Hartford Capital Opportunities HLS Fund on
      February 2, 2007..........................................  $10,965
    Net assets of Hartford LargeCap Growth HLS Fund on February
      2, 2007...................................................   58,948
    Hartford Capital Opportunities HLS Fund shares exchanged....    1,425
    Hartford LargeCap Growth HLS Fund shares exchanged..........    5,714
    Hartford Blue Chip Stock HLS Fund shares issued.............    3,338
    Net assets of Hartford Blue Chip Stock HLS Fund immediately before the merger.........................................  141,889
    Net assets of Hartford Blue Chip Stock HLS Fund immediately after the merger..........................................  211,800

    Hartford Capital Opportunities HLS Fund and Hartford LargeCap Growth HLS Fund had the following unrealized appreciation (depreciation), accumulated net realized gains (losses) and capital stock as of February 2, 2007.

                                                                    UNREALIZED     ACCUMULATED NET
                                                                   APPRECIATION    REALIZED GAINS
    FUND                                                          (DEPRECIATION)      (LOSSES)       CAPITAL STOCK
    ----                                                          --------------   ---------------   -------------
    Hartford Capital Opportunities HLS Fund.....................      $1,635           $(9,563)         $18,893
    Hartford LargeCap Growth HLS Fund...........................       7,836           (38,143)          89,255

 HARTFORD SERIES FUND, INC. AND HARTFORD HLS SERIES FUND II, INC.

 FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                      -- SELECTED PER-SHARE DATA(4) --
                 --------------------------------------------------------------------------
                                                          NET
                                                       REALIZED
                                                          AND
                 NET ASSET      NET        PAYMENT    UNREALIZED      TOTAL      DIVIDENDS
                 VALUE AT    INVESTMENT     FROM         GAIN          FROM       FROM NET
                 BEGINNING     INCOME       (TO)       (LOSS) ON    INVESTMENT   INVESTMENT
                 OF PERIOD     (LOSS)     AFFILIATE   INVESTMENTS   OPERATIONS     INCOME
                 ---------   ----------   ---------   -----------   ----------   ----------
HARTFORD
 ADVISERS HLS
 FUND
 For the Six-
  Month Period
  Ended June
  30, 2007
  (Unaudited)
 Class IA......   $22.60       $ 0.26       $  --       $  1.40      $  1.66       $(0.02)
 Class IB......    22.78         0.23          --          1.42         1.65        (0.02)
 For the Year
  Ended
  December 31,
  2006
 Class IA......    22.53         0.58        0.02          1.81         2.41        (0.57)
 Class IB......    22.70         0.51        0.02          1.83         2.36        (0.51)
 For the Year
  Ended
  December 31,
  2005
 Class IA......    23.04         0.54          --          1.12         1.66        (0.77)
 Class IB......    23.17         0.47          --          1.15         1.62        (0.69)
 For the Year
  Ended
  December 31,
  2004
 Class IA......    22.67         0.51          --          0.33         0.84        (0.47)
 Class IB......    22.81         0.48          --          0.30         0.78        (0.42)
 For the Year
  Ended
  December 31,
  2003
 Class IA......    19.59         0.42          --          3.18         3.60        (0.52)
 Class IB......    19.72         0.41          --          3.16         3.57        (0.48)
 For the Year
  Ended
  December 31,
  2002
 Class IA......    23.44(5)      0.51(5)       --         (4.10)(5)    (3.59)       (0.26)(5)
 Class IB......    23.60(5)      0.46(5)       --         (4.10)(5)    (3.64)       (0.24)(5)
HARTFORD
 CAPITAL
 APPRECIATION
 HLS FUND
 For the Six-
  Month Period
  Ended June
  30, 2007
  (Unaudited)
 Class IA......    53.49         0.23          --          5.91         6.14        (0.03)
 Class IB......    53.21         0.16          --          5.88         6.04        (0.03)
 For the Year
  Ended
  December 31,
  2006
 Class IA......    52.99         0.50        0.04          7.88         8.42        (0.76)
 Class IB......    52.75         0.36        0.04          7.83         8.23        (0.61)
 For the Year
  Ended
  December 31,
  2005
 Class IA......    53.43         0.45          --          7.57         8.02        (0.52)
 Class IB......    53.18         0.25          --          7.59         7.84        (0.33)
 For the Year
  Ended
  December 31,
  2004
 Class IA......    44.91         0.35          --          8.34         8.69        (0.17)
 Class IB......    44.76         0.27          --          8.26         8.53        (0.11)
 For the Year
  Ended
  December 31,
  2003
 Class IA......    31.70         0.26          --         13.17        13.43        (0.22)
 Class IB......    31.63         0.19          --         13.10        13.29        (0.16)
 For the Year
  Ended
  December 31,
  2002
 Class IA......    39.75(5)      0.15(5)       --         (8.01)(5)    (7.86)       (0.19)(5)
 Class IB......    39.68(5)      0.12(5)       --         (8.03)(5)    (7.91)       (0.14)(5)
HARTFORD
 DISCIPLINED
 EQUITY HLS
 FUND
 For the Six-
  Month Period
  Ended June
  30, 2007
  (Unaudited)
 Class IA......    14.08         0.08          --          1.16         1.24        (0.01)
 Class IB......    14.01         0.07          --          1.13         1.20        (0.01)
 For the Year
  Ended
  December 31,
  2006
 Class IA......    12.66         0.14        0.01          1.42         1.57        (0.15)
 Class IB......    12.58         0.13        0.01          1.39         1.53        (0.10)
 For the Year
  Ended
  December 31,
  2005
 Class IA......    12.02         0.12          --          0.67         0.79        (0.15)
 Class IB......    11.93         0.08          --          0.68         0.76        (0.11)
 For the Year
  Ended
  December 31,
  2004
 Class IA......    11.20         0.16          --          0.79         0.95        (0.13)
 Class IB......    11.14         0.14          --          0.76         0.90        (0.11)
 For the Year
  Ended
  December 31,
  2003
 Class IA......     8.80         0.07          --          2.45         2.52        (0.12)
 Class IB......     8.75         0.05          --          2.43         2.48        (0.09)
 For the Year
  Ended
  December 31,
  2002
 Class IA......    11.72(5)      0.05(5)       --         (2.97)(5)    (2.92)          --(5)
 Class IB......    11.67(5)      0.04(5)       --         (2.96)(5)    (2.92)          --(5)

                                  -- SELECTED PER-SHARE DATA(4) --
                 -------------------------------------------------------------------

                                                                    NET        NET
                 DISTRIBUTIONS                                    INCREASE    ASSET
                     FROM                                        (DECREASE)   VALUE
                   REALIZED      DISTRIBUTIONS                     IN NET     AT END
                    CAPITAL          FROM            TOTAL         ASSET        OF
                     GAINS          CAPITAL      DISTRIBUTIONS     VALUE      PERIOD
                 -------------   -------------   -------------   ----------   ------
HARTFORD
 ADVISERS HLS
 FUND
 For the Six-
  Month Period
  Ended June
  30, 2007
  (Unaudited)
 Class IA......     $(0.36)         $   --          $(0.38)       $  1.28     $23.88
 Class IB......      (0.36)             --           (0.38)          1.27      24.05
 For the Year
  Ended
  December 31,
  2006
 Class IA......      (1.77)             --           (2.34)          0.07      22.60
 Class IB......      (1.77)             --           (2.28)          0.08      22.78
 For the Year
  Ended
  December 31,
  2005
 Class IA......      (1.04)          (0.36)          (2.17)         (0.51)     22.53
 Class IB......      (1.04)          (0.36)          (2.09)         (0.47)     22.70
 For the Year
  Ended
  December 31,
  2004
 Class IA......         --              --           (0.47)          0.37      23.04
 Class IB......         --              --           (0.42)          0.36      23.17
 For the Year
  Ended
  December 31,
  2003
 Class IA......         --              --           (0.52)          3.08      22.67
 Class IB......         --              --           (0.48)          3.09      22.81
 For the Year
  Ended
  December 31,
  2002
 Class IA......         --(5)           --           (0.26)         (3.85)     19.59(5)
 Class IB......         --(5)           --           (0.24)         (3.88)     19.72(5)
HARTFORD
 CAPITAL
 APPRECIATION
 HLS FUND
 For the Six-
  Month Period
  Ended June
  30, 2007
  (Unaudited)
 Class IA......      (1.98)             --           (2.01)          4.13      57.62
 Class IB......      (1.98)             --           (2.01)          4.03      57.24
 For the Year
  Ended
  December 31,
  2006
 Class IA......      (7.16)             --           (7.92)          0.50      53.49
 Class IB......      (7.16)             --           (7.77)          0.46      53.21
 For the Year
  Ended
  December 31,
  2005
 Class IA......      (7.94)             --           (8.46)         (0.44)     52.99
 Class IB......      (7.94)             --           (8.27)         (0.43)     52.75
 For the Year
  Ended
  December 31,
  2004
 Class IA......         --              --           (0.17)          8.52      53.43
 Class IB......         --              --           (0.11)          8.42      53.18
 For the Year
  Ended
  December 31,
  2003
 Class IA......         --              --           (0.22)         13.21      44.91
 Class IB......         --              --           (0.16)         13.13      44.76
 For the Year
  Ended
  December 31,
  2002
 Class IA......         --(5)           --           (0.19)         (8.05)     31.70(5)
 Class IB......         --(5)           --           (0.14)         (8.05)     31.63(5)
HARTFORD
 DISCIPLINED
 EQUITY HLS
 FUND
 For the Six-
  Month Period
  Ended June
  30, 2007
  (Unaudited)
 Class IA......         --              --           (0.01)          1.23      15.31
 Class IB......         --              --           (0.01)          1.19      15.20
 For the Year
  Ended
  December 31,
  2006
 Class IA......         --              --           (0.15)          1.42      14.08
 Class IB......         --              --           (0.10)          1.43      14.01
 For the Year
  Ended
  December 31,
  2005
 Class IA......         --              --           (0.15)          0.64      12.66
 Class IB......         --              --           (0.11)          0.65      12.58
 For the Year
  Ended
  December 31,
  2004
 Class IA......         --              --           (0.13)          0.82      12.02
 Class IB......         --              --           (0.11)          0.79      11.93
 For the Year
  Ended
  December 31,
  2003
 Class IA......         --              --           (0.12)          2.40      11.20
 Class IB......         --              --           (0.09)          2.39      11.14
 For the Year
  Ended
  December 31,
  2002
 Class IA......         --(5)           --              --          (2.92)      8.80(5)
 Class IB......         --(5)           --              --          (2.92)      8.75(5)

                                      -- RATIOS AND SUPPLEMENTAL DATA --
                 ----------------------------------------------------------------------------
                                                                        RATIO OF
                                              RATIO OF     RATIO OF       NET
                                              EXPENSES     EXPENSES    INVESTMENT
                                             TO AVERAGE   TO AVERAGE     INCOME
                               NET ASSETS    NET ASSETS   NET ASSETS   TO AVERAGE   PORTFOLIO
                 TOTAL          AT END OF      BEFORE       AFTER         NET       TURNOVER
                 RETURN          PERIOD      WAIVERS(3)   WAIVERS(3)     ASSETS      RATE(6)
                 ------        -----------   ----------   ----------   ----------   ---------
HARTFORD
 ADVISERS HLS
 FUND
 For the Six-
  Month Period
  Ended June
  30, 2007
  (Unaudited)
 Class IA......    7.35%(2)    $ 6,975,632      0.63%(1)     0.63%(1)     2.15%(1)      46%
 Class IB......    7.21(2)       1,214,110      0.88(1)      0.88(1)      1.90(1)       --
 For the Year
  Ended
  December 31,
  2006
 Class IA......    0.11(7)       7,207,926      0.64         0.64         2.24          87
 Class IB......   10.43(7)       1,252,293      0.89         0.89         1.99          --
 For the Year
  Ended
  December 31,
  2005
 Class IA......    0.07          8,157,354      0.66         0.65         1.96          89
 Class IB......    6.97          1,366,216      0.91         0.90         1.72          --
 For the Year
  Ended
  December 31,
  2004
 Class IA......    3.74          9,699,374      0.67         0.67         2.16          36
 Class IB......    3.48          1,462,319      0.92         0.92         1.91          --
 For the Year
  Ended
  December 31,
  2003
 Class IA......   18.49         10,358,449      0.67         0.67         2.03          48
 Class IB......   18.20          1,263,641      0.92         0.92         1.78          --
 For the Year
  Ended
  December 31,
  2002
 Class IA......  (13.79)         9,249,397      0.67         0.67         2.29          47
 Class IB......  (13.99)           672,078      0.92         0.90         2.07          --
HARTFORD
 CAPITAL
 APPRECIATION
 HLS FUND
 For the Six-
  Month Period
  Ended June
  30, 2007
  (Unaudited)
 Class IA......   11.46(2)      12,199,407      0.65(1)      0.65(1)      0.81(1)       51
 Class IB......   11.32(2)       2,907,313      0.90(1)      0.90(1)      0.56(1)       --
 For the Year
  Ended
  December 31,
  2006
 Class IA......   16.61(7)      11,746,831      0.67         0.67         0.82          73
 Class IB......   16.32(7)       2,810,587      0.92         0.92         0.57          --
 For the Year
  Ended
  December 31,
  2005
 Class IA......   15.55         11,317,561      0.70         0.70         0.78          97
 Class IB......   15.26          2,793,612      0.95         0.95         0.53          --
 For the Year
  Ended
  December 31,
  2004
 Class IA......   19.36         10,751,945      0.70         0.70         0.77          89
 Class IB......   19.07          2,505,798      0.95         0.95         0.52          --
 For the Year
  Ended
  December 31,
  2003
 Class IA......   42.38          8,912,749      0.69         0.69         0.77          94
 Class IB......   42.02          1,579,399      0.94         0.94         0.52          --
 For the Year
  Ended
  December 31,
  2002
 Class IA......  (19.70)         6,240,859      0.69         0.69         0.64          94
 Class IB......  (19.88)           588,013      0.94         0.92         0.41          --
HARTFORD
 DISCIPLINED
 EQUITY HLS
 FUND
 For the Six-
  Month Period
  Ended June
  30, 2007
  (Unaudited)
 Class IA......    8.73(2)       1,621,203      0.70(1)      0.70(1)      1.14(1)       44
 Class IB......    8.59(2)         365,423      0.95(1)      0.95(1)      0.89(1)       --
 For the Year
  Ended
  December 31,
  2006
 Class IA......   12.45(7)       1,401,619      0.72         0.72         1.19          63
 Class IB......   12.17(7)         354,559      0.97         0.97         0.93          --
 For the Year
  Ended
  December 31,
  2005
 Class IA......    6.58          1,019,703      0.74         0.74         1.07          58
 Class IB......    6.31            340,108      0.99         0.99         0.82          --
 For the Year
  Ended
  December 31,
  2004
 Class IA......    8.41            770,938      0.75         0.75         1.53          62
 Class IB......    8.14            270,171      1.00         1.00         1.28          --
 For the Year
  Ended
  December 31,
  2003
 Class IA......   28.82            685,888      0.78         0.78         0.89          73
 Class IB......   28.50            155,810      1.03         1.03         0.64          --
 For the Year
  Ended
  December 31,
  2002
 Class IA......  (24.65)           460,807      0.79         0.79         0.65          92
 Class IB......  (24.85)            58,930      1.04         1.02         0.42          --

 HARTFORD SERIES FUND, INC. AND HARTFORD HLS SERIES FUND II, INC.

--------------------------------------------------------------------------------

                                      -- SELECTED PER-SHARE DATA(4) --
                 --------------------------------------------------------------------------
                                                          NET
                                                       REALIZED
                                                          AND
                 NET ASSET      NET        PAYMENT    UNREALIZED      TOTAL      DIVIDENDS
                 VALUE AT    INVESTMENT     FROM         GAIN          FROM       FROM NET
                 BEGINNING     INCOME       (TO)       (LOSS) ON    INVESTMENT   INVESTMENT
                 OF PERIOD     (LOSS)     AFFILIATE   INVESTMENTS   OPERATIONS     INCOME
                 ---------   ----------   ---------   -----------   ----------   ----------
HARTFORD
 DIVIDEND AND
 GROWTH HLS
 FUND
 For the Six-
  Month Period
  Ended June
  30, 2007
  (Unaudited)
 Class IA......   $22.79       $ 0.21       $  --       $  1.88      $  2.09       $(0.01)
 Class IB......    22.72         0.19          --          1.86         2.05        (0.01)
 For the Year
  Ended
  December 31,
  2006
 Class IA......    20.74         0.40        0.01          3.77         4.18        (0.41)
 Class IB......    20.68         0.35        0.01          3.74         4.10        (0.34)
 For the Year
  Ended
  December 31,
  2005
 Class IA......    20.83         0.36          --          0.87         1.23        (0.40)
 Class IB......    20.76         0.29          --          0.89         1.18        (0.34)
 For the Year
  Ended
  December 31,
  2004
 Class IA......    18.77         0.32          --          2.01         2.33        (0.27)
 Class IB......    18.72         0.27          --          2.00         2.27        (0.23)
 For the Year
  Ended
  December 31,
  2003
 Class IA......    15.09         0.24          --          3.79         4.03        (0.25)
 Class IB......    15.07         0.21          --          3.76         3.97        (0.22)
 For the Year
  Ended
  December 31,
  2002
 Class IA......    18.80(5)      0.25(5)       --         (3.64)(5)    (3.39)       (0.23)(5)
 Class IB......    18.79(5)      0.24(5)       --         (3.66)(5)    (3.42)       (0.21)(5)
HARTFORD EQUITY
 INCOME FUND
 For the Six-
  Month Period
  Ended June
  30, 2007
  (Unaudited)
 Class IA......    14.20         0.15          --          0.83         0.98        (0.02)
 Class IB......    14.19         0.14          --          0.82         0.96        (0.02)
 For the Year
  Ended
  December 31,
  2006
 Class IA......    12.01         0.26          --          2.22         2.48        (0.26)
 Class IB......    11.98         0.25          --          2.20         2.45        (0.21)
 For the Year
  Ended
  December 31,
  2005
 Class IA......    11.64         0.21          --          0.36         0.57        (0.20)
 Class IB......    11.62         0.17          --          0.36         0.53        (0.17)
 For the Year
  Ended
  December 31,
  2004
 Class IA......    10.75         0.12          --          0.89         1.01        (0.12)
 Class IB......    10.74         0.10          --          0.88         0.98        (0.10)
 From inception
  October 31,
  2003 through
  December 31,
  2003
 Class IA......    10.00         0.02          --          0.75         0.77        (0.02)
 Class IB......    10.00         0.02          --          0.74         0.76        (0.02)
HARTFORD
 FUNDAMENTAL
 GROWTH HLS
 FUND(9)
 For the Six-
  Month Period
  Ended June
  30, 2007
  (Unaudited)
 Class IA......    10.56         0.01          --          1.05         1.06        (0.01)
 Class IB......    10.54           --          --          1.04         1.04        (0.01)
 For the Year
  Ended
  December 31,
  2006
 Class IA......    10.56         0.09        0.01          0.82         0.92        (0.09)
 Class IB......    10.53         0.06        0.01          0.82         0.89        (0.05)
 For the Year
  Ended
  December 31,
  2005
 Class IA......    10.18         0.10          --          0.87         0.97        (0.19)
 Class IB......    10.13         0.04          --          0.89         0.93        (0.13)
 For the Year
  Ended
  December 31,
  2004
 Class IA......     9.90         0.10          --          0.21         0.31        (0.03)
 Class IB......     9.86         0.08          --          0.20         0.28        (0.01)
 For the Year
  Ended
  December 31,
  2003
 Class IA......     7.74         0.03          --          2.16         2.19        (0.03)
 Class IB......     7.71         0.02          --          2.15         2.17        (0.02)
 For the Year
  Ended
  December 31,
  2002
 Class IA......    10.38(5)      0.03(5)       --         (2.66)(5)    (2.63)          --(5)
 Class IB......    10.37(5)      0.02(5)       --         (2.67)(5)    (2.65)          --(5)

                                  -- SELECTED PER-SHARE DATA(4) --
                 -------------------------------------------------------------------

                                                                    NET        NET
                 DISTRIBUTIONS                                    INCREASE    ASSET
                     FROM                                        (DECREASE)   VALUE
                   REALIZED      DISTRIBUTIONS                     IN NET     AT END
                    CAPITAL          FROM            TOTAL         ASSET        OF
                     GAINS          CAPITAL      DISTRIBUTIONS     VALUE      PERIOD
                 -------------   -------------   -------------   ----------   ------
HARTFORD
 DIVIDEND AND
 GROWTH HLS
 FUND
 For the Six-
  Month Period
  Ended June
  30, 2007
  (Unaudited)
 Class IA......     $(0.28)         $   --          $(0.29)       $  1.80     $24.59
 Class IB......      (0.28)             --           (0.29)          1.76      24.48
 For the Year
  Ended
  December 31,
  2006
 Class IA......      (1.72)             --           (2.13)          2.05      22.79
 Class IB......      (1.72)             --           (2.06)          2.04      22.72
 For the Year
  Ended
  December 31,
  2005
 Class IA......      (0.92)             --           (1.32)         (0.09)     20.74
 Class IB......      (0.92)             --           (1.26)         (0.08)     20.68
 For the Year
  Ended
  December 31,
  2004
 Class IA......         --              --           (0.27)          2.06      20.83
 Class IB......         --              --           (0.23)          2.04      20.76
 For the Year
  Ended
  December 31,
  2003
 Class IA......      (0.10)             --           (0.35)          3.68      18.77
 Class IB......      (0.10)             --           (0.32)          3.65      18.72
 For the Year
  Ended
  December 31,
  2002
 Class IA......      (0.09)(5)          --           (0.32)         (3.71)     15.09(5)
 Class IB......      (0.09)(5)          --           (0.30)         (3.72)     15.07(5)
HARTFORD EQUITY
 INCOME FUND
 For the Six-
  Month Period
  Ended June
  30, 2007
  (Unaudited)
 Class IA......      (0.50)             --           (0.52)          0.46      14.66
 Class IB......      (0.50)             --           (0.52)          0.44      14.63
 For the Year
  Ended
  December 31,
  2006
 Class IA......      (0.03)             --           (0.29)          2.19      14.20
 Class IB......      (0.03)             --           (0.24)          2.21      14.19
 For the Year
  Ended
  December 31,
  2005
 Class IA......         --              --           (0.20)          0.37      12.01
 Class IB......         --              --           (0.17)          0.36      11.98
 For the Year
  Ended
  December 31,
  2004
 Class IA......         --              --           (0.12)          0.89      11.64
 Class IB......         --              --           (0.10)          0.88      11.62
 From inception
  October 31,
  2003 through
  December 31,
  2003
 Class IA......         --              --           (0.02)          0.75      10.75
 Class IB......         --              --           (0.02)          0.74      10.74
HARTFORD
 FUNDAMENTAL
 GROWTH HLS
 FUND(9)
 For the Six-
  Month Period
  Ended June
  30, 2007
  (Unaudited)
 Class IA......      (0.94)             --           (0.95)          0.11      10.67
 Class IB......      (0.94)             --           (0.95)          0.09      10.63
 For the Year
  Ended
  December 31,
  2006
 Class IA......      (0.83)             --           (0.92)            --      10.56
 Class IB......      (0.83)             --           (0.88)          0.01      10.54
 For the Year
  Ended
  December 31,
  2005
 Class IA......      (0.40)             --           (0.59)          0.38      10.56
 Class IB......      (0.40)             --           (0.53)          0.40      10.53
 For the Year
  Ended
  December 31,
  2004
 Class IA......         --              --           (0.03)          0.28      10.18
 Class IB......         --              --           (0.01)          0.27      10.13
 For the Year
  Ended
  December 31,
  2003
 Class IA......         --              --           (0.03)          2.16       9.90
 Class IB......         --              --           (0.02)          2.15       9.86
 For the Year
  Ended
  December 31,
  2002
 Class IA......      (0.01)(5)          --           (0.01)         (2.64)      7.74(5)
 Class IB......      (0.01)(5)          --           (0.01)         (2.66)      7.71(5)

                                      -- RATIOS AND SUPPLEMENTAL DATA --
                 ----------------------------------------------------------------------------
                                                                        RATIO OF
                                              RATIO OF     RATIO OF       NET
                                              EXPENSES     EXPENSES    INVESTMENT
                                             TO AVERAGE   TO AVERAGE     INCOME
                               NET ASSETS    NET ASSETS   NET ASSETS   TO AVERAGE   PORTFOLIO
                 TOTAL          AT END OF      BEFORE       AFTER         NET       TURNOVER
                 RETURN          PERIOD      WAIVERS(3)   WAIVERS(3)     ASSETS      RATE(6)
                 ------        -----------   ----------   ----------   ----------   ---------
HARTFORD
 DIVIDEND AND
 GROWTH HLS
 FUND
 For the Six-
  Month Period
  Ended June
  30, 2007
  (Unaudited)
 Class IA......    9.11(2)     $ 6,062,353      0.67(1)%     0.67(1)%     1.79(1)%      13%
 Class IB......    8.97(2)       1,636,572      0.92(1)      0.92(1)      1.54(1)       --
 For the Year
  Ended
  December 31,
  2006
 Class IA......   20.36(7)       5,671,552      0.67         0.67         1.77          27
 Class IB......   20.06(7)       1,603,952      0.92         0.92         1.52          --
 For the Year
  Ended
  December 31,
  2005
 Class IA......    5.96          4,978,773      0.67         0.67         1.70          26
 Class IB......    5.70          1,506,556      0.92         0.92         1.45          --
 For the Year
  Ended
  December 31,
  2004
 Class IA......   12.42          4,719,663      0.68         0.68         1.73          27
 Class IB......   12.14          1,393,412      0.93         0.93         1.48          --
 For the Year
  Ended
  December 31,
  2003
 Class IA......   26.80          3,927,415      0.69         0.69         1.61          31
 Class IB......   26.48            902,779      0.94         0.94         1.36          --
 For the Year
  Ended
  December 31,
  2002
 Class IA......  (14.23)         2,810,625      0.69         0.69         1.56          43
 Class IB......  (14.42)           327,617      0.94         0.92         1.33          --
HARTFORD EQUITY
 INCOME FUND
 For the Six-
  Month Period
  Ended June
  30, 2007
  (Unaudited)
 Class IA......    6.76(2)         411,786      0.83(1)      0.83(1)      2.22(1)        9
 Class IB......    6.63(2)         112,874      1.08(1)      1.08(1)      1.97(1)       --
 For the Year
  Ended
  December 31,
  2006
 Class IA......   20.79            360,210      0.85         0.75         2.32          28
 Class IB......   20.49            106,733      1.10         1.00         2.07          --
 For the Year
  Ended
  December 31,
  2005
 Class IA......    4.81            231,151      0.86         0.76         2.27          21
 Class IB......    4.56             79,417      1.11         1.01         2.03          --
 For the Year
  Ended
  December 31,
  2004
 Class IA......    9.43             90,197      0.90         0.90         1.99          18
 Class IB......    9.16             24,876      1.15         1.15         1.74          --
 From inception
  October 31,
  2003 through
  December 31,
  2003
 Class IA......   26.80(2)           8,511      1.13(1)      1.13(1)      1.50(1)        2
 Class IB......   26.48(2)           1,609      1.38(1)      1.38(1)      1.25(1)       --
HARTFORD
 FUNDAMENTAL
 GROWTH HLS
 FUND(9)
 For the Six-
  Month Period
  Ended June
  30, 2007
  (Unaudited)
 Class IA......    9.91(2)          50,614      0.89(1)      0.89(1)      0.28(1)      114
 Class IB......    9.77(2)          34,107      1.14(1)      1.14(1)      0.03(1)       --
 For the Year
  Ended
  December 31,
  2006
 Class IA......    9.72(7)          48,852      0.94         0.85         0.80         112
 Class IB......    9.45(7)          34,041      1.19         1.10         0.55          --
 For the Year
  Ended
  December 31,
  2005
 Class IA......    9.88             52,679      0.92         0.91         0.77         136
 Class IB......    9.60             41,972      1.17         1.16         0.52          --
 For the Year
  Ended
  December 31,
  2004
 Class IA......    3.16             49,519      0.90         0.90         1.06         111
 Class IB......    2.90             41,587      1.15         1.15         0.81          --
 For the Year
  Ended
  December 31,
  2003
 Class IA......   28.37             49,891      0.90         0.90         0.40         129
 Class IB......   28.05             39,674      1.15         1.15         0.15          --
 For the Year
  Ended
  December 31,
  2002
 Class IA......  (24.59)            35,237      0.88         0.88         0.40         212
 Class IB......  (24.76)            18,361      1.13         1.11         0.17          --

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

                                      -- SELECTED PER-SHARE DATA(4) --
                 --------------------------------------------------------------------------
                                                          NET
                                                       REALIZED
                                                          AND
                 NET ASSET      NET        PAYMENT    UNREALIZED      TOTAL      DIVIDENDS
                 VALUE AT    INVESTMENT     FROM         GAIN          FROM       FROM NET
                 BEGINNING     INCOME       (TO)       (LOSS) ON    INVESTMENT   INVESTMENT
                 OF PERIOD     (LOSS)     AFFILIATE   INVESTMENTS   OPERATIONS     INCOME
                 ---------   ----------   ---------   -----------   ----------   ----------
HARTFORD GLOBAL
 ADVISERS HLS
 FUND
 For the Six-
  Month Period
  Ended June
  30, 2007
  (Unaudited)
 Class IA......   $12.71       $ 0.13       $  --       $  0.64      $  0.77       $   --
 Class IB......    12.67         0.11          --          0.63         0.74           --
 For the Year
  Ended
  December 31,
  2006
 Class IA......    12.48         0.23        0.02          0.83         1.08        (0.38)
 Class IB......    12.41         0.20        0.02          0.83         1.05        (0.32)
 For the Year
  Ended
  December 31,
  2005
 Class IA......    12.53         0.21          --          0.20         0.41        (0.46)
 Class IB......    12.44         0.23          --          0.14         0.37        (0.40)
 For the Year
  Ended
  December 31,
  2004
 Class IA......    11.15         0.19          --          1.19         1.38           --
 Class IB......    11.09         0.14          --          1.21         1.35           --
 For the Year
  Ended
  December 31,
  2003
 Class IA......     9.16         0.12          --          1.95         2.07        (0.08)
 Class IB......     9.12         0.11          --          1.93         2.04        (0.07)
 For the Year
  Ended
  December 31,
  2002
 Class IA......    10.07(5)     (0.50)(5)      --         (0.41)(5)    (0.91)          --(5)
 Class IB......    10.05(5)     (0.41)(5)      --         (0.52)(5)    (0.93)          --(5)
HARTFORD GLOBAL
 GROWTH HLS
 FUND(9)
 For the Six-
  Month Period
  Ended June
  30, 2007
  (Unaudited)
 Class IA......    20.09         0.04          --          2.03         2.07        (0.01)
 Class IB......    20.02         0.01          --          2.02         2.03        (0.01)
 For the Year
  Ended
  December 31,
  2006
 Class IA......    18.74         0.10        0.05          2.48         2.63        (0.16)
 Class IB......    18.66         0.05        0.05          2.47         2.57        (0.09)
 For the Year
  Ended
  December 31,
  2005
 Class IA......    18.41         0.14          --          0.33         0.47        (0.14)
 Class IB......    18.32         0.07          --          0.35         0.42        (0.08)
 For the Year
  Ended
  December 31,
  2004
 Class IA......    15.53         0.12          --          2.85         2.97        (0.09)
 Class IB......    15.47         0.10          --          2.82         2.92        (0.07)
 For the Year
  Ended
  December 31,
  2003
 Class IA......    11.50         0.07          --          4.02         4.09        (0.06)
 Class IB......    11.47         0.04          --          4.00         4.04        (0.04)
 For the Year
  Ended
  December 31,
  2002
 Class IA......    14.43(5)      0.13(5)       --         (2.95)(5)    (2.82)       (0.11)(5)
 Class IB......    14.40(5)      0.12(5)       --         (2.96)(5)    (2.84)       (0.09)(5)
HARTFORD GROWTH
 HLS FUND
 For the Six-
  Month Period
  Ended June
  30, 2007
  (Unaudited)
 Class IA......    12.32         0.01          --          1.01         1.02           --
 Class IB......    12.17        (0.01)         --          1.00         0.99           --
 For the Year
  Ended
  December 31,
  2006
 Class IA......    12.54         0.01        0.01          0.56         0.58        (0.01)
 Class IB......    12.42        (0.02)       0.01          0.55         0.54           --
 For the Year
  Ended
  December 31,
  2005
 Class IA......    12.47         0.01        0.01          0.53         0.55           --
 Class IB......    12.38        (0.04)       0.01          0.55         0.52           --
 For the Year
  Ended
  December 31,
  2004
 Class IA......    11.16         0.01          --          1.39         1.40           --
 Class IB......    11.11         0.01          --          1.35         1.36           --
 For the Year
  Ended
  December 31,
  2003
 Class IA......     8.66         0.01          --          2.85         2.86           --
 Class IB......     8.64        (0.02)         --          2.83         2.81           --
 From inception
  April 30,
  2002 through
  December 31,
  2002
 Class IA......    10.00           --          --         (1.34)       (1.34)          --
 Class IB......    10.00           --          --         (1.36)       (1.36)          --

                                  -- SELECTED PER-SHARE DATA(4) --
                 -------------------------------------------------------------------

                                                                    NET        NET
                 DISTRIBUTIONS                                    INCREASE    ASSET
                     FROM                                        (DECREASE)   VALUE
                   REALIZED      DISTRIBUTIONS                     IN NET     AT END
                    CAPITAL          FROM            TOTAL         ASSET        OF
                     GAINS          CAPITAL      DISTRIBUTIONS     VALUE      PERIOD
                 -------------   -------------   -------------   ----------   ------
HARTFORD GLOBAL
 ADVISERS HLS
 FUND
 For the Six-
  Month Period
  Ended June
  30, 2007
  (Unaudited)
 Class IA......     $(0.29)         $   --          $(0.29)       $  0.48     $13.19
 Class IB......      (0.29)             --           (0.29)          0.45      13.12
 For the Year
  Ended
  December 31,
  2006
 Class IA......      (0.47)             --           (0.85)          0.23      12.71
 Class IB......      (0.47)             --           (0.79)          0.26      12.67
 For the Year
  Ended
  December 31,
  2005
 Class IA......         --              --           (0.46)         (0.05)     12.48
 Class IB......         --              --           (0.40)         (0.03)     12.41
 For the Year
  Ended
  December 31,
  2004
 Class IA......         --              --              --           1.38      12.53
 Class IB......         --              --              --           1.35      12.44
 For the Year
  Ended
  December 31,
  2003
 Class IA......         --              --           (0.08)          1.99      11.15
 Class IB......         --              --           (0.07)          1.97      11.09
 For the Year
  Ended
  December 31,
  2002
 Class IA......         --(5)           --              --          (0.91)      9.16(5)
 Class IB......         --(5)           --              --          (0.93)      9.12(5)
HARTFORD GLOBAL
 GROWTH HLS
 FUND(9)
 For the Six-
  Month Period
  Ended June
  30, 2007
  (Unaudited)
 Class IA......      (0.58)             --           (0.59)          1.48      21.57
 Class IB......      (0.58)             --           (0.59)          1.44      21.46
 For the Year
  Ended
  December 31,
  2006
 Class IA......      (1.12)             --           (1.28)          1.35      20.09
 Class IB......      (1.12)             --           (1.21)          1.36      20.02
 For the Year
  Ended
  December 31,
  2005
 Class IA......         --              --           (0.14)          0.33      18.74
 Class IB......         --              --           (0.08)          0.34      18.66
 For the Year
  Ended
  December 31,
  2004
 Class IA......         --              --           (0.09)          2.88      18.41
 Class IB......         --              --           (0.07)          2.85      18.32
 For the Year
  Ended
  December 31,
  2003
 Class IA......         --              --           (0.06)          4.03      15.53
 Class IB......         --              --           (0.04)          4.00      15.47
 For the Year
  Ended
  December 31,
  2002
 Class IA......         --(5)           --           (0.11)         (2.93)     11.50(5)
 Class IB......         --(5)           --           (0.09)         (2.93)     11.47(5)
HARTFORD GROWTH
 HLS FUND
 For the Six-
  Month Period
  Ended June
  30, 2007
  (Unaudited)
 Class IA......      (0.30)             --           (0.30)          0.72      13.04
 Class IB......      (0.30)             --           (0.30)          0.69      12.86
 For the Year
  Ended
  December 31,
  2006
 Class IA......      (0.79)             --           (0.80)         (0.22)     12.32
 Class IB......      (0.79)             --           (0.79)         (0.25)     12.17
 For the Year
  Ended
  December 31,
  2005
 Class IA......      (0.48)             --           (0.48)          0.07      12.54
 Class IB......      (0.48)             --           (0.48)          0.04      12.42
 For the Year
  Ended
  December 31,
  2004
 Class IA......      (0.09)             --           (0.09)          1.31      12.47
 Class IB......      (0.09)             --           (0.09)          1.27      12.38
 For the Year
  Ended
  December 31,
  2003
 Class IA......      (0.34)             --           (0.34)          2.52      11.16
 Class IB......      (0.34)             --           (0.34)          2.47      11.11
 From inception
  April 30,
  2002 through
  December 31,
  2002
 Class IA......         --              --              --          (1.34)      8.66
 Class IB......         --              --              --          (1.36)      8.64

                                      -- RATIOS AND SUPPLEMENTAL DATA --
                 ----------------------------------------------------------------------------
                                                                        RATIO OF
                                              RATIO OF     RATIO OF       NET
                                              EXPENSES     EXPENSES    INVESTMENT
                                             TO AVERAGE   TO AVERAGE     INCOME
                               NET ASSETS    NET ASSETS   NET ASSETS   TO AVERAGE   PORTFOLIO
                 TOTAL          AT END OF      BEFORE       AFTER         NET       TURNOVER
                 RETURN          PERIOD      WAIVERS(3)   WAIVERS(3)     ASSETS      RATE(6)
                 ------        -----------   ----------   ----------   ----------   ---------
HARTFORD GLOBAL
 ADVISERS HLS
 FUND
 For the Six-
  Month Period
  Ended June
  30, 2007
  (Unaudited)
 Class IA......    6.03(2)     $   299,769      0.83(1)%     0.83(1)%     1.93(1)%      36%
 Class IB......    5.90(2)          63,947      1.08(1)      1.08(1)      1.68(1)       --
 For the Year
  Ended
  December 31,
  2006
 Class IA......    8.84(7)         306,498      0.82         0.82         1.73          88
 Class IB......    8.56(7)          64,076      1.07         1.07         1.48          --
 For the Year
  Ended
  December 31,
  2005
 Class IA......    3.37            332,169      0.83         0.83         1.59         502
 Class IB......    3.11             71,346      1.09         1.09         1.33          --
 For the Year
  Ended
  December 31,
  2004
 Class IA......   12.75            362,757      0.84         0.84         1.27         511
 Class IB......   12.47             86,937      1.09         1.09         1.02          --
 For the Year
  Ended
  December 31,
  2003
 Class IA......   22.26            312,492      0.84         0.84         1.26         455
 Class IB......   21.97             41,594      1.09         1.09         1.01          --
 For the Year
  Ended
  December 31,
  2002
 Class IA......   (8.95)           269,329      0.83         0.83         2.05         288
 Class IB......   (9.15)            16,078      1.08         1.06         1.82          --
HARTFORD GLOBAL
 GROWTH HLS
 FUND(9)
 For the Six-
  Month Period
  Ended June
  30, 2007
  (Unaudited)
 Class IA......   10.27(2)         958,786      0.73(1)      0.73(1)      0.36(1)       43
 Class IB......   10.13(2)         289,279      0.98(1)      0.98(1)      0.11(1)       --
 For the Year
  Ended
  December 31,
  2006
 Class IA......   14.14(7)         942,258      0.76         0.76         0.48         116
 Class IB......   13.86(7)         280,283      1.01         1.01         0.23          --
 For the Year
  Ended
  December 31,
  2005
 Class IA......    2.59            935,539      0.77         0.77         0.74         262
 Class IB......    2.33            280,050      1.02         1.02         0.48          --
 For the Year
  Ended
  December 31,
  2004
 Class IA......   19.19          1,004,850      0.78         0.78         0.83         255
 Class IB......   18.89            273,202      1.03         1.03         0.58          --
 For the Year
  Ended
  December 31,
  2003
 Class IA......   35.57            728,049      0.80         0.80         0.54         292
 Class IB......   35.24            129,315      1.05         1.05         0.29          --
 For the Year
  Ended
  December 31,
  2002
 Class IA......  (19.51)           544,901      0.81         0.81         1.06         324
 Class IB......  (19.70)            55,421      1.06         1.03         0.84          --
HARTFORD GROWTH
 HLS FUND
 For the Six-
  Month Period
  Ended June
  30, 2007
  (Unaudited)
 Class IA......    8.28(2)         348,405      0.83(1)      0.83(1)      0.15(1)       44
 Class IB......    8.14(2)         187,947      1.08(1)      1.08(1)     (0.10)(1)      --
 For the Year
  Ended
  December 31,
  2006
 Class IA......    4.61(7)         379,601      0.84         0.84         0.10          95
 Class IB......    4.35(7)         190,063      1.09         1.09        (0.14)         --
 For the Year
  Ended
  December 31,
  2005
 Class IA......    4.67(7)         345,558      0.84         0.84         0.02          76
 Class IB......    4.42(7)         206,105      1.09         1.09        (0.23)         --
 For the Year
  Ended
  December 31,
  2004
 Class IA......   12.49            249,473      0.86         0.86         0.09          79
 Class IB......   12.21            170,895      1.11         1.11        (0.16)         --
 For the Year
  Ended
  December 31,
  2003
 Class IA......   32.81            127,944      0.88         0.88        (0.20)        111
 Class IB......   32.48             90,188      1.13         1.13        (0.45)         --
 From inception
  April 30,
  2002 through
  December 31,
  2002
 Class IA......  (13.43)(2)         13,452      0.99(1)      0.99(1)      0.01(1)       76
 Class IB......  (13.57)(2)          7,937      1.24(1)      1.24(1)     (0.25)(1)      --

 HARTFORD SERIES FUND, INC. AND HARTFORD HLS SERIES FUND II, INC.

--------------------------------------------------------------------------------

                                      -- SELECTED PER-SHARE DATA(4) --
                 --------------------------------------------------------------------------
                                                          NET
                                                       REALIZED
                                                          AND
                 NET ASSET      NET        PAYMENT    UNREALIZED      TOTAL      DIVIDENDS
                 VALUE AT    INVESTMENT     FROM         GAIN          FROM       FROM NET
                 BEGINNING     INCOME       (TO)       (LOSS) ON    INVESTMENT   INVESTMENT
                 OF PERIOD     (LOSS)     AFFILIATE   INVESTMENTS   OPERATIONS     INCOME
                 ---------   ----------   ---------   -----------   ----------   ----------
HARTFORD GROWTH
 OPPORTUNITIES
 HLS FUND
 For the Six-
  Month Period
  Ended June
  30, 2007
  (Unaudited)
 Class IA......   $30.13       $ 0.01       $  --       $  4.94      $  4.95       $(0.01)
 Class IB......    29.90        (0.03)         --          4.90         4.87        (0.01)
 For the Year
  Ended
  December 31,
  2006
 Class IA......    30.07         0.22        0.03          3.27         3.52        (0.24)
 Class IB......    29.85         0.14        0.03          3.25         3.42        (0.15)
 For the Year
  Ended
  December 31,
  2005
 Class IA......    27.63         0.09        0.03          4.36         4.48        (0.06)
 Class IB......    27.44         0.01        0.03          4.35         4.39           --
 For the Year
  Ended
  December 31,
  2004
 Class IA......    23.57         0.05          --          4.01         4.06           --
 Class IB......    23.48         0.03          --          3.93         3.96           --
 For the Year
  Ended
  December 31,
  2003
 Class IA......    16.40         0.01          --          7.18         7.19           --
 Class IB......    16.37         0.01          --          7.12         7.13           --
 For the Year
  Ended
  December 31,
  2002
 Class IA......    22.66        (0.03)         --         (6.23)       (6.26)          --
 From inception
  April, 30
  2002 through
  December 31,
  2002
 Class IB......    21.16        (0.01)         --         (4.78)       (4.79)          --
HARTFORD HIGH
 YIELD HLS FUND
 For the Six-
  Month Period
  Ended June
  30, 2007
  (Unaudited)
 Class IA......     9.35         0.34          --         (0.02)        0.32        (0.01)
 Class IB......     9.27         0.33          --         (0.03)        0.30        (0.01)
 For the Year
  Ended
  December 31,
  2006(8)
 Class IA......     9.80         0.72          --          0.31         1.03        (1.48)
 Class IB......     9.70         0.69          --          0.30         0.99        (1.42)
 For the Year
  Ended
  December 31,
  2005
 Class IA......    10.26         0.74        0.05         (0.58)        0.21        (0.67)
 Class IB......    10.17         0.71        0.05         (0.59)        0.17        (0.64)
 For the Year
  Ended
  December 31,
  2004
 Class IA......    10.06         0.58          --          0.12         0.70        (0.50)
 Class IB......     9.98         0.64          --          0.03         0.67        (0.48)
 For the Year
  Ended
  December 31,
  2003
 Class IA......     8.49         0.19          --          1.75         1.94        (0.37)
 Class IB......     8.44         0.28          --          1.63         1.91        (0.37)
 For the Year
  Ended
  December 31,
  2002
 Class IA......     9.64(5)      0.63(5)       --         (1.73)(5)    (1.10)       (0.05)(5)
 Class IB......     9.61(5)      0.49(5)       --         (1.61)(5)    (1.12)       (0.05)(5)
HARTFORD INDEX
 HLS FUND
 For the Six-
  Month Period
  Ended June
  30, 2007
  (Unaudited)
 Class IA......    32.36         0.27          --          1.93         2.20        (0.01)
 Class IB......    32.22         0.22          --          1.93         2.15        (0.01)
 For the Year
  Ended
  December 31,
  2006
 Class IA......    31.97         0.56          --          4.05         4.61        (0.56)
 Class IB......    31.84         0.44          --          4.06         4.50        (0.46)
 For the Year
  Ended
  December 31,
  2005
 Class IA......    32.17         0.51          --          0.90         1.41        (0.61)
 Class IB......    32.02         0.40          --          0.93         1.33        (0.51)
 For the Year
  Ended
  December 31,
  2004
 Class IA......    29.60         0.50          --          2.56         3.06        (0.39)
 Class IB......    29.49         0.44          --          2.53         2.97        (0.34)
 For the Year
  Ended
  December 31,
  2003
 Class IA......    23.46         0.36          --          6.23         6.59        (0.37)
 Class IB......    23.39         0.31          --          6.19         6.50        (0.32)
 For the Year
  Ended
  December 31,
  2002
 Class IA......    31.81(5)      0.32(5)       --         (8.29)(5)    (7.97)       (0.28)(5)
 Class IB......    31.75(5)      0.28(5)       --         (8.30)(5)    (8.02)       (0.24)(5)

                                  -- SELECTED PER-SHARE DATA(4) --
                 -------------------------------------------------------------------

                                                                    NET        NET
                 DISTRIBUTIONS                                    INCREASE    ASSET
                     FROM                                        (DECREASE)   VALUE
                   REALIZED      DISTRIBUTIONS                     IN NET     AT END
                    CAPITAL          FROM            TOTAL         ASSET        OF
                     GAINS          CAPITAL      DISTRIBUTIONS     VALUE      PERIOD
                 -------------   -------------   -------------   ----------   ------
HARTFORD GROWTH
 OPPORTUNITIES
 HLS FUND
 For the Six-
  Month Period
  Ended June
  30, 2007
  (Unaudited)
 Class IA......     $(0.70)         $   --          $(0.71)       $  4.24     $34.37
 Class IB......      (0.70)             --           (0.71)          4.16      34.06
 For the Year
  Ended
  December 31,
  2006
 Class IA......      (3.22)             --           (3.46)          0.06      30.13
 Class IB......      (3.22)             --           (3.37)          0.05      29.90
 For the Year
  Ended
  December 31,
  2005
 Class IA......      (1.98)             --           (2.04)          2.44      30.07
 Class IB......      (1.98)             --           (1.98)          2.41      29.85
 For the Year
  Ended
  December 31,
  2004
 Class IA......         --              --              --           4.06      27.63
 Class IB......         --              --              --           3.96      27.44
 For the Year
  Ended
  December 31,
  2003
 Class IA......         --              --              --           7.19      23.57
 Class IB......         --              --              --           7.13      23.48
 For the Year
  Ended
  December 31,
  2002
 Class IA......         --              --              --          (6.26)     16.40
 From inception
  April, 30
  2002 through
  December 31,
  2002
 Class IB......         --              --              --          (4.79)     16.37
HARTFORD HIGH
 YIELD HLS FUND
 For the Six-
  Month Period
  Ended June
  30, 2007
  (Unaudited)
 Class IA......         --              --           (0.01)          0.31       9.66
 Class IB......         --              --           (0.01)          0.29       9.56
 For the Year
  Ended
  December 31,
  2006(8)
 Class IA......         --              --           (1.48)         (0.45)      9.35
 Class IB......         --              --           (1.42)         (0.43)      9.27
 For the Year
  Ended
  December 31,
  2005
 Class IA......         --              --           (0.67)         (0.46)      9.80
 Class IB......         --              --           (0.64)         (0.47)      9.70
 For the Year
  Ended
  December 31,
  2004
 Class IA......         --              --           (0.50)          0.20      10.26
 Class IB......         --              --           (0.48)          0.19      10.17
 For the Year
  Ended
  December 31,
  2003
 Class IA......         --              --           (0.37)          1.57      10.06
 Class IB......         --              --           (0.37)          1.54       9.98
 For the Year
  Ended
  December 31,
  2002
 Class IA......         --(5)           --           (0.05)         (1.15)      8.49(5)
 Class IB......         --(5)           --           (0.05)         (1.17)      8.44(5)
HARTFORD INDEX
 HLS FUND
 For the Six-
  Month Period
  Ended June
  30, 2007
  (Unaudited)
 Class IA......      (0.14)             --           (0.15)          2.05      34.41
 Class IB......      (0.14)             --           (0.15)          2.00      34.22
 For the Year
  Ended
  December 31,
  2006
 Class IA......      (3.66)             --           (4.22)          0.39      32.36
 Class IB......      (3.66)             --           (4.12)          0.38      32.22
 For the Year
  Ended
  December 31,
  2005
 Class IA......      (1.00)             --           (1.61)         (0.20)     31.97
 Class IB......      (1.00)             --           (1.51)         (0.18)     31.84
 For the Year
  Ended
  December 31,
  2004
 Class IA......      (0.10)             --           (0.49)          2.57      32.17
 Class IB......      (0.10)             --           (0.44)          2.53      32.02
 For the Year
  Ended
  December 31,
  2003
 Class IA......      (0.08)             --           (0.45)          6.14      29.60
 Class IB......      (0.08)             --           (0.40)          6.10      29.49
 For the Year
  Ended
  December 31,
  2002
 Class IA......      (0.10)(5)          --           (0.38)         (8.35)     23.46(5)
 Class IB......      (0.10)(5)          --           (0.34)         (8.36)     23.39(5)

                                      -- RATIOS AND SUPPLEMENTAL DATA --
                 ----------------------------------------------------------------------------
                                                                        RATIO OF
                                              RATIO OF     RATIO OF       NET
                                              EXPENSES     EXPENSES    INVESTMENT
                                             TO AVERAGE   TO AVERAGE     INCOME
                               NET ASSETS    NET ASSETS   NET ASSETS   TO AVERAGE   PORTFOLIO
                 TOTAL          AT END OF      BEFORE       AFTER         NET       TURNOVER
                 RETURN          PERIOD      WAIVERS(3)   WAIVERS(3)     ASSETS      RATE(6)
                 ------        -----------   ----------   ----------   ----------   ---------
HARTFORD GROWTH
 OPPORTUNITIES
 HLS FUND
 For the Six-
  Month Period
  Ended June
  30, 2007
  (Unaudited)
 Class IA......   16.41(2)     $ 1,231,624      0.63(1)%     0.63(1)%     0.08(1)%      57%
 Class IB......   16.26(2)         225,570      0.88(1)      0.88(1)     (0.17)(1)      --
 For the Year
  Ended
  December 31,
  2006
 Class IA......   12.05(7)       1,103,590      0.65         0.65         0.71         139
 Class IB......   11.79(7)         197,797      0.90         0.90         0.46          --
 For the Year
  Ended
  December 31,
  2005
 Class IA......   16.31(7)       1,012,774      0.64         0.64         0.33         140
 Class IB......   16.02(7)         179,308      0.89         0.89         0.06          --
 For the Year
  Ended
  December 31,
  2004
 Class IA......   17.18            848,674      0.63         0.63         0.23         137
 Class IB......   16.89            112,896      0.88         0.88        (0.03)         --
 For the Year
  Ended
  December 31,
  2003
 Class IA......   43.79            696,900      0.64         0.64        (0.05)        145
 Class IB......   43.43             59,686      0.89         0.89        (0.30)         --
 For the Year
  Ended
  December 31,
  2002
 Class IA......  (27.65)           478,045      0.66         0.66        (0.16)        189
 From inception
  April, 30
  2002 through
  December 31,
  2002
 Class IB......  (22.65)(2)          5,287      0.84(1)      0.84(1)     (0.10)(1)      --
HARTFORD HIGH
 YIELD HLS FUND
 For the Six-
  Month Period
  Ended June
  30, 2007
  (Unaudited)
 Class IA......    3.44(2)         494,075      0.77(1)      0.72(1)      7.06(1)       88
 Class IB......    3.31(2)         258,304      1.02(1)      0.97(1)      6.82(1)       --
 For the Year
  Ended
  December 31,
  2006(8)
 Class IA......   11.17(7)         471,327      0.77         0.72         7.39         160
 Class IB......   10.89(7)         264,525      1.02         0.97         7.14          --
 For the Year
  Ended
  December 31,
  2005
 Class IA......    2.13(7)         443,859      0.77         0.76         6.51         138
 Class IB......    1.85(7)         272,538      1.02         1.01         6.25          --
 For the Year
  Ended
  December 31,
  2004
 Class IA......    7.40            518,881      0.77         0.77         6.31          92
 Class IB......    7.14            309,672      1.02         1.02         6.06          --
 For the Year
  Ended
  December 31,
  2003
 Class IA......   23.18            481,315      0.78         0.78         7.00          44
 Class IB......   22.88            259,544      1.03         1.03         6.75          --
 For the Year
  Ended
  December 31,
  2002
 Class IA......   (6.89)           200,017      0.82         0.82         9.33          60
 Class IB......   (7.14)            57,084      1.07         1.05         9.10          --
HARTFORD INDEX
 HLS FUND
 For the Six-
  Month Period
  Ended June
  30, 2007
  (Unaudited)
 Class IA......    6.77(2)       1,553,213      0.33(1)      0.33(1)      1.57(1)        2
 Class IB......    6.64(2)         294,402      0.58(1)      0.58(1)      1.32(1)       --
 For the Year
  Ended
  December 31,
  2006
 Class IA......   15.46(7)       1,598,176      0.42         0.33         1.60           4
 Class IB......   15.17(7)         276,850      0.67         0.58         1.36          --
 For the Year
  Ended
  December 31,
  2005
 Class IA......    4.50          1,701,424      0.42         0.42         1.46           5
 Class IB......    4.24            263,579      0.67         0.67         1.21          --
 For the Year
  Ended
  December 31,
  2004
 Class IA......   10.39          1,973,470      0.44         0.44         1.60           5
 Class IB......   10.12            252,959      0.69         0.69         1.35          --
 For the Year
  Ended
  December 31,
  2003
 Class IA......   28.13          1,934,490      0.44         0.44         1.40           3
 Class IB......   27.81            195,900      0.69         0.69         1.15          --
 For the Year
  Ended
  December 31,
  2002
 Class IA......  (22.45)         1,553,260      0.44         0.44         1.18          15
 Class IB......  (22.63)            68,832      0.69         0.67         0.95          --

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

                                      -- SELECTED PER-SHARE DATA(4) --
                 --------------------------------------------------------------------------
                                                          NET
                                                       REALIZED
                                                          AND
                 NET ASSET      NET        PAYMENT    UNREALIZED      TOTAL      DIVIDENDS
                 VALUE AT    INVESTMENT     FROM         GAIN          FROM       FROM NET
                 BEGINNING     INCOME       (TO)       (LOSS) ON    INVESTMENT   INVESTMENT
                 OF PERIOD     (LOSS)     AFFILIATE   INVESTMENTS   OPERATIONS     INCOME
                 ---------   ----------   ---------   -----------   ----------   ----------
HARTFORD
 INTERNATIONAL
 GROWTH HLS
 FUND(9)
 For the Six-
  Month Period
  Ended June
  30, 2007
  (Unaudited)
 Class IA......   $14.18       $ 0.10       $  --       $  1.46      $  1.56       $   --
 Class IB......    14.10         0.08          --          1.45         1.53           --
 For the Year
  Ended
  December 31,
  2006(8)
 Class IA......    12.48         0.10          --          2.84         2.94        (0.11)
 Class IB......    12.40         0.06          --          2.83         2.89        (0.06)
 For the Year
  Ended
  December 31,
  2005
 Class IA......    12.45         0.11          --          0.60         0.71        (0.10)
 Class IB......    12.37         0.06          --          0.61         0.67        (0.06)
 For the Year
  Ended
  December 31,
  2004
 Class IA......    10.20         0.05          --          2.44         2.49           --
 Class IB......    10.16         0.06          --          2.39         2.45           --
 For the Year
  Ended
  December 31,
  2003
 Class IA......     7.09           --          --          3.61         3.61           --
 Class IB......     7.08           --          --          3.58         3.58           --
 For the Year
  Ended
  December 31,
  2002
 Class IA......     8.59(5)      0.03(5)       --         (1.51)(5)    (1.48)       (0.02)(5)
 Class IB......     8.59(5)      0.01(5)       --         (1.51)(5)    (1.50)       (0.01)(5)
HARTFORD
 INTERNATIONAL
 OPPORTUNITIES
 HLS FUND
 For the Six-
  Month Period
  Ended June
  30, 2007
  (Unaudited)
 Class IA......    15.23         0.16          --          1.52         1.68           --
 Class IB......    15.36         0.14          --          1.53         1.67           --
 For the Year
  Ended
  December 31,
  2006
 Class IA......    13.59         0.22          --          3.05         3.27        (0.40)
 Class IB......    13.52         0.18          --          3.07         3.25        (0.18)
 For the Year
  Ended
  December 31,
  2005
 Class IA......    11.86         0.14          --          1.59         1.73           --
 Class IB......    11.83         0.13          --          1.56         1.69           --
 For the Year
  Ended
  December 31,
  2004
 Class IA......    10.11         0.10          --          1.73         1.83        (0.08)
 Class IB......    10.09         0.08          --          1.72         1.80        (0.06)
 For the Year
  Ended
  December 31,
  2003
 Class IA......     7.66         0.09          --          2.44         2.53        (0.08)
 Class IB......     7.66         0.07          --          2.43         2.50        (0.07)
 For the Year
  Ended
  December 31,
  2002
 Class IA......     9.53(5)      0.17(5)       --         (1.94)(5)    (1.77)       (0.10)(5)
 Class IB......     9.51(5)      0.14(5)       --         (1.91)(5)    (1.77)       (0.08)(5)
HARTFORD
 INTERNATIONAL
 SMALL COMPANY
 HLS FUND
 For the Six-
  Month Period
  Ended June
  30, 2007
  (Unaudited)
 Class IA......    16.77         0.12          --          1.92         2.04        (0.01)
 Class IB......    16.64         0.10          --          1.90         2.00        (0.01)
 For the Year
  Ended
  December 31,
  2006
 Class IA......    14.84         0.18          --          4.08         4.26        (0.32)
 Class IB......    14.71         0.15          --          4.04         4.19        (0.25)
 For the Year
  Ended
  December 31,
  2005
 Class IA......    14.52         0.11          --          2.44         2.55        (0.38)
 Class IB......    14.42         0.08          --          2.40         2.48        (0.34)
 For the Year
  Ended
  December 31,
  2004
 Class IA......    12.62         0.16          --          1.96         2.12           --
 Class IB......    12.56         0.14          --          1.94         2.08           --
 For the Year
  Ended
  December 31,
  2003
 Class IA......     8.89         0.09          --          4.68         4.77        (0.11)
 Class IB......     8.86         0.08          --          4.64         4.72        (0.09)
 For the Year
  Ended
  December 31,
  2002
 Class IA......     9.39(5)      0.02(5)       --         (0.52)(5)    (0.50)          --(5)
 Class IB......     9.38(5)      0.01(5)       --         (0.53)(5)    (0.52)          --(5)

                                  -- SELECTED PER-SHARE DATA(4) --
                 -------------------------------------------------------------------

                                                                    NET        NET
                 DISTRIBUTIONS                                    INCREASE    ASSET
                     FROM                                        (DECREASE)   VALUE
                   REALIZED      DISTRIBUTIONS                     IN NET     AT END
                    CAPITAL          FROM            TOTAL         ASSET        OF
                     GAINS          CAPITAL      DISTRIBUTIONS     VALUE      PERIOD
                 -------------   -------------   -------------   ----------   ------
HARTFORD
 INTERNATIONAL
 GROWTH HLS
 FUND(9)
 For the Six-
  Month Period
  Ended June
  30, 2007
  (Unaudited)
 Class IA......     $(0.46)         $   --          $(0.46)       $  1.10     $15.28
 Class IB......      (0.46)             --           (0.46)          1.07      15.17
 For the Year
  Ended
  December 31,
  2006(8)
 Class IA......      (1.13)             --           (1.24)          1.70      14.18
 Class IB......      (1.13)             --           (1.19)          1.70      14.10
 For the Year
  Ended
  December 31,
  2005
 Class IA......      (0.58)             --           (0.68)          0.03      12.48
 Class IB......      (0.58)             --           (0.64)          0.03      12.40
 For the Year
  Ended
  December 31,
  2004
 Class IA......      (0.24)             --           (0.24)          2.25      12.45
 Class IB......      (0.24)             --           (0.24)          2.21      12.37
 For the Year
  Ended
  December 31,
  2003
 Class IA......      (0.50)             --           (0.50)          3.11      10.20
 Class IB......      (0.50)             --           (0.50)          3.08      10.16
 For the Year
  Ended
  December 31,
  2002
 Class IA......         --(5)           --           (0.02)         (1.50)      7.09(5)
 Class IB......         --(5)           --           (0.01)         (1.51)      7.08(5)
HARTFORD
 INTERNATIONAL
 OPPORTUNITIES
 HLS FUND
 For the Six-
  Month Period
  Ended June
  30, 2007
  (Unaudited)
 Class IA......      (0.59)             --           (0.59)          1.09      16.32
 Class IB......      (0.59)             --           (0.59)          1.08      16.44
 For the Year
  Ended
  December 31,
  2006
 Class IA......      (1.23)             --           (1.63)          1.64      15.23
 Class IB......      (1.23)             --           (1.41)          1.84      15.36
 For the Year
  Ended
  December 31,
  2005
 Class IA......         --              --              --           1.73      13.59
 Class IB......         --              --              --           1.69      13.52
 For the Year
  Ended
  December 31,
  2004
 Class IA......         --              --           (0.08)          1.75      11.86
 Class IB......         --              --           (0.06)          1.74      11.83
 For the Year
  Ended
  December 31,
  2003
 Class IA......         --              --           (0.08)          2.45      10.11
 Class IB......         --              --           (0.07)          2.43      10.09
 For the Year
  Ended
  December 31,
  2002
 Class IA......         --(5)           --           (0.10)         (1.87)      7.66(5)
 Class IB......           (5)           --           (0.08)         (1.85)      7.66(5)
HARTFORD
 INTERNATIONAL
 SMALL COMPANY
 HLS FUND
 For the Six-
  Month Period
  Ended June
  30, 2007
  (Unaudited)
 Class IA......      (0.50)             --           (0.51)          1.53      18.30
 Class IB......      (0.50)             --           (0.51)          1.49      18.13
 For the Year
  Ended
  December 31,
  2006
 Class IA......      (2.01)             --           (2.33)          1.93      16.77
 Class IB......      (2.01)             --           (2.26)          1.93      16.64
 For the Year
  Ended
  December 31,
  2005
 Class IA......      (1.85)             --           (2.23)          0.32      14.84
 Class IB......      (1.85)             --           (2.19)          0.29      14.71
 For the Year
  Ended
  December 31,
  2004
 Class IA......      (0.22)             --           (0.22)          1.90      14.52
 Class IB......      (0.22)             --           (0.22)          1.86      14.42
 For the Year
  Ended
  December 31,
  2003
 Class IA......      (0.93)             --           (1.04)          3.73      12.62
 Class IB......      (0.93)             --           (1.02)          3.70      12.56
 For the Year
  Ended
  December 31,
  2002
 Class IA......         --(5)           --              --          (0.50)      8.89(5)
 Class IB......         --(5)           --              --          (0.52)      8.86(5)

                                      -- RATIOS AND SUPPLEMENTAL DATA --
                 ----------------------------------------------------------------------------
                                                                        RATIO OF
                                              RATIO OF     RATIO OF       NET
                                              EXPENSES     EXPENSES    INVESTMENT
                                             TO AVERAGE   TO AVERAGE     INCOME
                               NET ASSETS    NET ASSETS   NET ASSETS   TO AVERAGE   PORTFOLIO
                 TOTAL          AT END OF      BEFORE       AFTER         NET       TURNOVER
                 RETURN          PERIOD      WAIVERS(3)   WAIVERS(3)     ASSETS      RATE(6)
                 ------        -----------   ----------   ----------   ----------   ---------
HARTFORD
 INTERNATIONAL
 GROWTH HLS
 FUND(9)
 For the Six-
  Month Period
  Ended June
  30, 2007
  (Unaudited)
 Class IA......   11.01(2)     $   662,329      0.82(1)%     0.82(1)%     1.42(1)%     129%
 Class IB......   10.87(2)         324,783      1.07(1)      1.07(1)      1.14(1)       --
 For the Year
  Ended
  December 31,
  2006(8)
 Class IA......   24.08(7)         574,806      0.88         0.88         0.70         164
 Class IB......   23.77(7)         302,729      1.13         1.13         0.48          --
 For the Year
  Ended
  December 31,
  2005
 Class IA......    6.16            370,555      0.93         0.93         1.05         179
 Class IB......    5.89            244,572      1.18         1.18         0.79          --
 For the Year
  Ended
  December 31,
  2004
 Class IA......   24.72            208,703      0.97         0.97         0.86         215
 Class IB......   24.40            137,183      1.22         1.22         0.61          --
 For the Year
  Ended
  December 31,
  2003
 Class IA......   51.02             67,147      1.01         1.01         0.23         244
 Class IB......   50.65             63,698      1.26         1.26        (0.02)         --
 For the Year
  Ended
  December 31,
  2002
 Class IA......  (17.21)            21,368      1.26         1.26         0.59         285
 Class IB......  (17.40)            13,878      1.51         1.49         0.36          --
HARTFORD
 INTERNATIONAL
 OPPORTUNITIES
 HLS FUND
 For the Six-
  Month Period
  Ended June
  30, 2007
  (Unaudited)
 Class IA......   11.08(2)       1,735,173      0.70(1)      0.70(1)      2.06(1)       71
 Class IB......   10.94(2)         395,314      0.95(1)      0.95(1)      1.79(1)       --
 For the Year
  Ended
  December 31,
  2006
 Class IA......   24.46(7)       1,596,055      0.75         0.75         1.47         119
 Class IB......   24.15(7)         382,371      1.00         1.00         1.24          --
 For the Year
  Ended
  December 31,
  2005
 Class IA......   14.62          1,251,426      0.78         0.78         1.22         120
 Class IB......   14.33            319,626      1.03         1.03         0.97          --
 For the Year
  Ended
  December 31,
  2004
 Class IA......   18.08          1,054,884      0.80         0.80         1.13         142
 Class IB......   17.79            247,752      1.05         1.05         0.88          --
 For the Year
  Ended
  December 31,
  2003
 Class IA......   33.10            823,760      0.83         0.83         1.08         144
 Class IB......   32.76             76,246      1.08         1.08         0.83          --
 For the Year
  Ended
  December 31,
  2002
 Class IA......  (17.93)           646,903      0.81         0.81         1.23         161
 Class IB......  (18.12)            26,641      1.06         1.04         1.00          --
HARTFORD
 INTERNATIONAL
 SMALL COMPANY
 HLS FUND
 For the Six-
  Month Period
  Ended June
  30, 2007
  (Unaudited)
 Class IA......   12.11(2)         355,479      0.88(1)      0.88(1)      1.40(1)       49
 Class IB......   11.97(2)         126,127      1.13(1)      1.13(1)      1.12(1)       --
 For the Year
  Ended
  December 31,
  2006
 Class IA......   29.34(7)         294,660      0.93         0.93         1.05          99
 Class IB......   29.01(7)         117,251      1.18         1.18         0.82          --
 For the Year
  Ended
  December 31,
  2005
 Class IA......   18.60            193,712      1.00         1.00         1.19          95
 Class IB......   18.30             92,157      1.25         1.25         0.97          --
 For the Year
  Ended
  December 31,
  2004
 Class IA......   16.96             84,012      1.08         1.08         1.53         119
 Class IB......   16.67             54,750      1.33         1.33         1.28          --
 For the Year
  Ended
  December 31,
  2003
 Class IA......   53.73             44,088      1.23         1.23         1.35         150
 Class IB......   53.35             22,704      1.48         1.48         1.10          --
 For the Year
  Ended
  December 31,
  2002
 Class IA......   (5.08)            16,722      1.71         1.71         0.23         183
 Class IB......   (5.30)             5,130      1.96         1.96        (0.01)         --

 HARTFORD SERIES FUND, INC. AND HARTFORD HLS SERIES FUND II, INC.

--------------------------------------------------------------------------------

                                      -- SELECTED PER-SHARE DATA(4) --
                 --------------------------------------------------------------------------
                                                          NET
                                                       REALIZED
                                                          AND
                 NET ASSET      NET        PAYMENT    UNREALIZED      TOTAL      DIVIDENDS
                 VALUE AT    INVESTMENT     FROM         GAIN          FROM       FROM NET
                 BEGINNING     INCOME       (TO)       (LOSS) ON    INVESTMENT   INVESTMENT
                 OF PERIOD     (LOSS)     AFFILIATE   INVESTMENTS   OPERATIONS     INCOME
                 ---------   ----------   ---------   -----------   ----------   ----------
HARTFORD
 INTERNATIONAL
 STOCK HLS FUND
 For the Six-
  Month Period
  Ended June
  30, 2007
  (Unaudited)
 Class IA......   $18.06       $ 0.31       $  --       $  0.98      $  1.29       $(0.31)
 For the Year
  Ended
  December 31,
  2006
 Class IA......    14.97         0.33          --          3.00         3.33        (0.24)
 For the Year
  Ended
  December 31,
  2005
 Class IA......    13.63         0.26          --          1.26         1.52        (0.18)
 For the Year
  Ended
  December 31,
  2004
 Class IA......    11.85         0.21          --          1.61         1.82        (0.04)
 For the Year
  Ended
  December 31,
  2003
 Class IA......     9.33         0.20          --          2.57         2.77        (0.25)
 For the Year
  Ended
  December 31,
  2002
 Class IA......    10.43         0.17          --         (1.18)       (1.01)       (0.09)
HARTFORD
 LARGECAP
 GROWTH HLS
 FUND
 For the Six-
  Month Period
  Ended June
  30, 2007
  (Unaudited)
 Class IA......    20.18         0.05          --          1.13         1.18        (0.01)
 For the Year
  Ended
  December 31,
  2006
 Class IA......    18.74         0.07          --          1.44         1.51        (0.07)
 For the Year
  Ended
  December 31,
  2005
 Class IA......    17.84         0.07          --          0.98         1.05        (0.15)
 For the Year
  Ended
  December 31,
  2004
 Class IA......    16.42         0.10          --          1.35         1.45        (0.03)
 For the Year
  Ended
  December 31,
  2003
 Class IA......    12.70         0.03          --          3.69         3.72           --
 For the Year
  Ended
  December 31,
  2002
 Class IA......    16.80         0.01          --         (4.11)       (4.10)          --
HARTFORD MIDCAP
 GROWTH HLS
 FUND
 For the Six-
  Month Period
  Ended June
  30, 2007
  (Unaudited)
 Class IA......    10.88         0.01        0.02          1.60         1.63           --
 For the Year
  Ended
  December 31,
  2006
 Class IA......    11.33        (0.01)         --          1.39         1.38           --
 For the Year
  Ended
  December 31,
  2005
 Class IA......    12.63        (0.04)         --          0.53         0.49           --
 For the Year
  Ended
  December 31,
  2004
 Class IA......    11.21         0.01          --          1.43         1.44        (0.02)
 For the Year
  Ended
  December 31,
  2003
 Class IA......     8.57         0.02          --          2.64         2.66        (0.02)
 For the Year
  Ended
  December 31,
  2002
 Class IA......     9.85         0.02          --         (1.30)       (1.28)          --
HARTFORD MONEY
 MARKET HLS
 FUND
 For the Six-
  Month Period
  Ended June
  30, 2007
  (Unaudited)
 Class IA......     1.00         0.02          --            --         0.02        (0.02)
 Class IB......     1.00         0.02          --            --         0.02        (0.02)
 For the Year
  Ended
  December 31,
  2006
 Class IA......     1.00         0.05          --            --         0.05        (0.05)
 Class IB......     1.00         0.04          --            --         0.04        (0.04)
 For the Year
  Ended
  December 31,
  2005
 Class IA......     1.00         0.03          --            --         0.03        (0.03)
 Class IB......     1.00         0.03          --            --         0.03        (0.03)
 For the Year
  Ended
  December 31,
  2004
 Class IA......     1.00           --          --            --           --           --
 Class IB......     1.00           --          --            --           --           --
 For the Year
  Ended
  December 31,
  2003
 Class IA......     1.00         0.01          --            --         0.01        (0.01)
 Class IB......     1.00           --          --            --           --           --
 For the Year
  Ended
  December 31,
  2002
 Class IA......     1.00         0.01          --            --         0.01        (0.01)
 Class IB......     1.00         0.01          --            --         0.01        (0.01)

                                  -- SELECTED PER-SHARE DATA(4) --
                 -------------------------------------------------------------------

                                                                    NET        NET
                 DISTRIBUTIONS                                    INCREASE    ASSET
                     FROM                                        (DECREASE)   VALUE
                   REALIZED      DISTRIBUTIONS                     IN NET     AT END
                    CAPITAL          FROM            TOTAL         ASSET        OF
                     GAINS          CAPITAL      DISTRIBUTIONS     VALUE      PERIOD
                 -------------   -------------   -------------   ----------   ------
HARTFORD
 INTERNATIONAL
 STOCK HLS FUND
 For the Six-
  Month Period
  Ended June
  30, 2007
  (Unaudited)
 Class IA......     $   --          $   --          $(0.31)       $  0.98     $19.04
 For the Year
  Ended
  December 31,
  2006
 Class IA......         --              --           (0.24)          3.09      18.06
 For the Year
  Ended
  December 31,
  2005
 Class IA......         --              --           (0.18)          1.34      14.97
 For the Year
  Ended
  December 31,
  2004
 Class IA......         --              --           (0.04)          1.78      13.63
 For the Year
  Ended
  December 31,
  2003
 Class IA......         --              --           (0.25)          2.52      11.85
 For the Year
  Ended
  December 31,
  2002
 Class IA......         --              --           (0.09)         (1.10)      9.33
HARTFORD
 LARGECAP
 GROWTH HLS
 FUND
 For the Six-
  Month Period
  Ended June
  30, 2007
  (Unaudited)
 Class IA......      (1.42)             --           (1.43)         (0.25)     19.93
 For the Year
  Ended
  December 31,
  2006
 Class IA......         --              --           (0.07)          1.44      20.18
 For the Year
  Ended
  December 31,
  2005
 Class IA......         --              --           (0.15)          0.90      18.74
 For the Year
  Ended
  December 31,
  2004
 Class IA......         --              --           (0.03)          1.42      17.84
 For the Year
  Ended
  December 31,
  2003
 Class IA......         --              --              --           3.72      16.42
 For the Year
  Ended
  December 31,
  2002
 Class IA......         --              --              --          (4.10)     12.70
HARTFORD MIDCAP
 GROWTH HLS
 FUND
 For the Six-
  Month Period
  Ended June
  30, 2007
  (Unaudited)
 Class IA......      (0.82)             --           (0.82)          0.81      11.69
 For the Year
  Ended
  December 31,
  2006
 Class IA......      (1.83)             --           (1.83)         (0.45)     10.88
 For the Year
  Ended
  December 31,
  2005
 Class IA......      (1.79)             --           (1.79)         (1.30)     11.33
 For the Year
  Ended
  December 31,
  2004
 Class IA......         --              --           (0.02)          1.42      12.63
 For the Year
  Ended
  December 31,
  2003
 Class IA......         --              --           (0.02)          2.64      11.21
 For the Year
  Ended
  December 31,
  2002
 Class IA......         --              --              --          (1.28)      8.57
HARTFORD MONEY
 MARKET HLS
 FUND
 For the Six-
  Month Period
  Ended June
  30, 2007
  (Unaudited)
 Class IA......         --              --           (0.02)            --       1.00
 Class IB......         --              --           (0.02)            --       1.00
 For the Year
  Ended
  December 31,
  2006
 Class IA......         --              --           (0.05)            --       1.00
 Class IB......         --              --           (0.04)            --       1.00
 For the Year
  Ended
  December 31,
  2005
 Class IA......         --              --           (0.03)            --       1.00
 Class IB......         --              --           (0.03)            --       1.00
 For the Year
  Ended
  December 31,
  2004
 Class IA......         --              --              --             --       1.00
 Class IB......         --              --              --             --       1.00
 For the Year
  Ended
  December 31,
  2003
 Class IA......         --              --           (0.01)            --       1.00
 Class IB......         --              --              --             --       1.00
 For the Year
  Ended
  December 31,
  2002
 Class IA......         --              --           (0.01)            --       1.00
 Class IB......         --              --           (0.01)            --       1.00

                                      -- RATIOS AND SUPPLEMENTAL DATA --
                 ----------------------------------------------------------------------------
                                                                        RATIO OF
                                              RATIO OF     RATIO OF       NET
                                              EXPENSES     EXPENSES    INVESTMENT
                                             TO AVERAGE   TO AVERAGE     INCOME
                               NET ASSETS    NET ASSETS   NET ASSETS   TO AVERAGE   PORTFOLIO
                 TOTAL          AT END OF      BEFORE       AFTER         NET       TURNOVER
                 RETURN          PERIOD      WAIVERS(3)   WAIVERS(3)     ASSETS      RATE(6)
                 ------        -----------   ----------   ----------   ----------   ---------
HARTFORD
 INTERNATIONAL
 STOCK HLS FUND
 For the Six-
  Month Period
  Ended June
  30, 2007
  (Unaudited)
 Class IA......    7.14(2)     $   100,496      0.89(1)%     0.89(1)%     2.99(1)%      31%
 For the Year
  Ended
  December 31,
  2006
 Class IA......   22.47            102,063      0.93         0.93         1.77          69
 For the Year
  Ended
  December 31,
  2005
 Class IA......   11.40             96,129      0.94         0.94         1.72          57
 For the Year
  Ended
  December 31,
  2004
 Class IA......   15.31             96,582      0.96         0.96         1.49          58
 For the Year
  Ended
  December 31,
  2003
 Class IA......   30.01             94,895      0.96         0.96         1.83          43
 For the Year
  Ended
  December 31,
  2002
 Class IA......   (9.74)            81,352      0.97         0.97         1.53          53
HARTFORD
 LARGECAP
 GROWTH HLS
 FUND
 For the Six-
  Month Period
  Ended June
  30, 2007
  (Unaudited)
 Class IA......    5.77(2)         197,192      0.68(1)      0.47(1)      0.58(1)       67
 For the Year
  Ended
  December 31,
  2006
 Class IA......    8.04            139,150      0.89         0.78         0.31         116
 For the Year
  Ended
  December 31,
  2005
 Class IA......    5.85            155,020      0.91         0.81         0.32          27
 For the Year
  Ended
  December 31,
  2004
 Class IA......    8.90            173,702      0.90         0.90         0.56          26
 For the Year
  Ended
  December 31,
  2003
 Class IA......   29.30            182,530      0.90         0.90         0.22          28
 For the Year
  Ended
  December 31,
  2002
 Class IA......  (24.40)           155,333      0.92         0.92         0.04          37
HARTFORD MIDCAP
 GROWTH HLS
 FUND
 For the Six-
  Month Period
  Ended June
  30, 2007
  (Unaudited)
 Class IA......   14.86(2)(7)       57,227      0.85(1)      0.65(1)      0.09(1)      157
 For the Year
  Ended
  December 31,
  2006
 Class IA......   12.27             53,395      0.98         0.78        (0.08)        211
 For the Year
  Ended
  December 31,
  2005
 Class IA......    4.55             55,209      1.01         0.81        (0.39)        112
 For the Year
  Ended
  December 31,
  2004
 Class IA......   12.83             59,730      0.94         0.94         0.02         179
 For the Year
  Ended
  December 31,
  2003
 Class IA......   31.05             56,285      0.95         0.95         0.16          76
 For the Year
  Ended
  December 31,
  2002
 Class IA......  (13.06)            43,251      0.97         0.97         0.16          77
HARTFORD MONEY
 MARKET HLS
 FUND
 For the Six-
  Month Period
  Ended June
  30, 2007
  (Unaudited)
 Class IA......    2.47(2)       1,805,302      0.48(1)      0.43(1)      4.94(1)       --
 Class IB......    2.35(2)         380,306      0.73(1)      0.68(1)      4.69(1)       --
 For the Year
  Ended
  December 31,
  2006
 Class IA......    4.69          1,558,433      0.48         0.48         4.63          --
 Class IB......    4.43            319,926      0.73         0.73         4.38          --
 For the Year
  Ended
  December 31,
  2005
 Class IA......    2.84          1,353,836      0.49         0.49         2.79          --
 Class IB......    2.58            264,040      0.75         0.75         2.54          --
 For the Year
  Ended
  December 31,
  2004
 Class IA......    0.94          1,294,525      0.48         0.48         0.93          --
 Class IB......    0.69            252,808      0.73         0.73         0.68          --
 For the Year
  Ended
  December 31,
  2003
 Class IA......    0.75          1,609,439      0.49         0.49         0.75          --
 Class IB......    0.50            240,930      0.74         0.74         0.50          --
 For the Year
  Ended
  December 31,
  2002
 Class IA......    1.47          2,319,456      0.49         0.49         1.43          --
 Class IB......    1.24            261,914      0.74         0.72         1.20          --

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

                                      -- SELECTED PER-SHARE DATA(4) --
                 --------------------------------------------------------------------------
                                                          NET
                                                       REALIZED
                                                          AND
                 NET ASSET      NET        PAYMENT    UNREALIZED      TOTAL      DIVIDENDS
                 VALUE AT    INVESTMENT     FROM         GAIN          FROM       FROM NET
                 BEGINNING     INCOME       (TO)       (LOSS) ON    INVESTMENT   INVESTMENT
                 OF PERIOD     (LOSS)     AFFILIATE   INVESTMENTS   OPERATIONS     INCOME
                 ---------   ----------   ---------   -----------   ----------   ----------
HARTFORD
 MORTGAGE
 SECURITIES HLS
 FUND
 For the Six-
  Month Period
  Ended June
  30, 2007
  (Unaudited)
 Class IA......   $10.82       $ 0.29       $  --       $ (0.18)     $  0.11       $(0.02)
 Class IB......    10.75         0.27          --         (0.18)        0.09        (0.02)
 For the Year
  Ended
  December 31,
  2006(8)
 Class IA......    11.50         0.54          --         (0.03)        0.51        (1.19)
 Class IB......    11.40         0.50          --         (0.02)        0.48        (1.13)
 For the Year
  Ended
  December 31,
  2005
 Class IA......    11.71         0.55          --         (0.28)        0.27        (0.48)
 Class IB......    11.61         0.53          --         (0.29)        0.24        (0.45)
 For the Year
  Ended
  December 31,
  2004
 Class IA......    11.84         0.42          --          0.05         0.47        (0.58)
 Class IB......    11.75         0.45          --         (0.02)        0.43        (0.55)
 For the Year
  Ended
  December 31,
  2003
 Class IA......    12.01         0.35          --         (0.08)        0.27        (0.38)
 Class IB......    11.94         0.38          --         (0.14)        0.24        (0.37)
 For the Year
  Ended
  December 31,
  2002
 Class IA......    11.54(5)      0.37(5)       --          0.15(5)      0.52        (0.05)(5)
 Class IB......    11.50(5)      0.31(5)       --          0.18(5)      0.49        (0.05)(5)
HARTFORD
 SMALLCAP
 GROWTH HLS
 FUND
 For the Six-
  Month Period
  Ended June
  30, 2007
  (Unaudited)
 Class IA......    20.79         0.04          --          1.85         1.89           --
 Class IB......    20.74         0.02          --          1.84         1.86           --
 For the Year
  Ended
  December 31,
  2006
 Class IA......    20.88         0.09          --          1.35         1.44        (0.08)
 Class IB......    20.83         0.04          --          1.35         1.39        (0.03)
 For the Year
  Ended
  December 31,
  2005
 Class IA......    20.26         0.05        0.04          2.13         2.22        (0.08)
 Class IB......    20.21        (0.02)       0.04          2.15         2.17        (0.03)
 For the Year
  Ended
  December 31,
  2004
 Class IA......    17.55         0.04          --          2.67         2.71           --
 Class IB......    17.55         0.03          --          2.63         2.66           --
 For the Year
  Ended
  December 31,
  2003
 Class IA......    11.70           --          --          5.85         5.85           --
 Class IB......    11.73        (0.01)         --          5.83         5.82           --
 For the Year
  Ended
  December 31,
  2002
 Class IA......    16.44        (0.02)         --         (4.72)       (4.74)          --
 From inception
  April, 30
  2002 through
  December 31,
  2002
 Class IB......    15.96        (0.01)         --         (4.22)       (4.23)          --
HARTFORD
 SMALLCAP VALUE
 HLS FUND
 For the Six-
  Month Period
  Ended June
  30, 2007
  (Unaudited)
 Class IA......    12.99         0.08          --          0.80         0.88           --
 Class IB......    12.97         0.06          --          0.80         0.86           --
 For the Year
  Ended
  December 31,
  2006
 Class IA......    13.77         0.21          --          2.26         2.47        (0.20)
 Class IB......    13.74         0.17          --          2.27         2.44        (0.16)
 For the Year
  Ended
  December 31,
  2005
 Class IA......    16.61         0.15          --          1.08         1.23        (0.23)
 Class IB......    16.59         0.16          --          1.02         1.18        (0.19)
 For the Year
  Ended
  December 31,
  2004
 Class IA......    14.81         0.13          --          1.92         2.05        (0.10)
 Class IB......    14.78         0.15          --          1.91         2.06        (0.10)
 For the Year
  Ended
  December 31,
  2003
 Class IA......    10.88         0.13          --          4.01         4.14        (0.06)
 From inception
  July 1, 2003
  through
  December 31,
  2003
 Class IB......    12.06           --          --          2.72         2.72           --
 For the Year
  Ended
  December 31,
  2002
 Class IA......    14.20         0.07          --         (1.93)       (1.86)       (0.10)

                                  -- SELECTED PER-SHARE DATA(4) --
                 -------------------------------------------------------------------

                                                                    NET        NET
                 DISTRIBUTIONS                                    INCREASE    ASSET
                     FROM                                        (DECREASE)   VALUE
                   REALIZED      DISTRIBUTIONS                     IN NET     AT END
                    CAPITAL          FROM            TOTAL         ASSET        OF
                     GAINS          CAPITAL      DISTRIBUTIONS     VALUE      PERIOD
                 -------------   -------------   -------------   ----------   ------
HARTFORD
 MORTGAGE
 SECURITIES HLS
 FUND
 For the Six-
  Month Period
  Ended June
  30, 2007
  (Unaudited)
 Class IA......     $   --          $   --          $(0.02)       $  0.09     $10.91
 Class IB......         --              --           (0.02)          0.07      10.82
 For the Year
  Ended
  December 31,
  2006(8)
 Class IA......         --              --           (1.19)         (0.68)     10.82
 Class IB......         --              --           (1.13)         (0.65)     10.75
 For the Year
  Ended
  December 31,
  2005
 Class IA......         --              --           (0.48)         (0.21)     11.50
 Class IB......         --              --           (0.45)         (0.21)     11.40
 For the Year
  Ended
  December 31,
  2004
 Class IA......      (0.02)             --           (0.60)         (0.13)     11.71
 Class IB......      (0.02)             --           (0.57)         (0.14)     11.61
 For the Year
  Ended
  December 31,
  2003
 Class IA......      (0.06)             --           (0.44)         (0.17)     11.84
 Class IB......      (0.06)             --           (0.43)         (0.19)     11.75
 For the Year
  Ended
  December 31,
  2002
 Class IA......         --(5)           --           (0.05)          0.47      12.01(5)
 Class IB......         --(5)           --           (0.05)          0.44      11.94(5)
HARTFORD
 SMALLCAP
 GROWTH HLS
 FUND
 For the Six-
  Month Period
  Ended June
  30, 2007
  (Unaudited)
 Class IA......      (0.05)             --           (0.05)          1.84      22.63
 Class IB......      (0.05)             --           (0.05)          1.81      22.55
 For the Year
  Ended
  December 31,
  2006
 Class IA......      (1.45)             --           (1.53)         (0.09)     20.79
 Class IB......      (1.45)             --           (1.48)         (0.09)     20.74
 For the Year
  Ended
  December 31,
  2005
 Class IA......      (1.22)          (0.30)          (1.60)          0.62      20.88
 Class IB......      (1.22)          (0.30)          (1.55)          0.62      20.83
 For the Year
  Ended
  December 31,
  2004
 Class IA......         --              --              --           2.71      20.26
 Class IB......         --              --              --           2.66      20.21
 For the Year
  Ended
  December 31,
  2003
 Class IA......         --              --              --           5.85      17.55
 Class IB......         --              --              --           5.82      17.55
 For the Year
  Ended
  December 31,
  2002
 Class IA......         --              --              --          (4.74)     11.70
 From inception
  April, 30
  2002 through
  December 31,
  2002
 Class IB......         --              --              --          (4.23)     11.73
HARTFORD
 SMALLCAP VALUE
 HLS FUND
 For the Six-
  Month Period
  Ended June
  30, 2007
  (Unaudited)
 Class IA......      (0.27)             --           (0.27)          0.61      13.60
 Class IB......      (0.27)             --           (0.27)          0.59      13.56
 For the Year
  Ended
  December 31,
  2006
 Class IA......      (3.05)             --           (3.25)         (0.78)     12.99
 Class IB......      (3.05)             --           (3.21)         (0.77)     12.97
 For the Year
  Ended
  December 31,
  2005
 Class IA......      (3.84)             --           (4.07)         (2.84)     13.77
 Class IB......      (3.84)             --           (4.03)         (2.85)     13.74
 For the Year
  Ended
  December 31,
  2004
 Class IA......      (0.15)             --           (0.25)          1.80      16.61
 Class IB......      (0.15)             --           (0.25)          1.81      16.59
 For the Year
  Ended
  December 31,
  2003
 Class IA......      (0.15)             --           (0.21)          3.93      14.81
 From inception
  July 1, 2003
  through
  December 31,
  2003
 Class IB......         --              --              --           2.72      14.78
 For the Year
  Ended
  December 31,
  2002
 Class IA......      (1.36)             --           (1.46)         (3.32)     10.88

                                      -- RATIOS AND SUPPLEMENTAL DATA --
                 ----------------------------------------------------------------------------
                                                                        RATIO OF
                                              RATIO OF     RATIO OF       NET
                                              EXPENSES     EXPENSES    INVESTMENT
                                             TO AVERAGE   TO AVERAGE     INCOME
                               NET ASSETS    NET ASSETS   NET ASSETS   TO AVERAGE   PORTFOLIO
                 TOTAL          AT END OF      BEFORE       AFTER         NET       TURNOVER
                 RETURN          PERIOD      WAIVERS(3)   WAIVERS(3)     ASSETS      RATE(6)
                 ------        -----------   ----------   ----------   ----------   ---------
HARTFORD
 MORTGAGE
 SECURITIES HLS
 FUND
 For the Six-
  Month Period
  Ended June
  30, 2007
  (Unaudited)
 Class IA......    1.03(2)     $   381,139      0.49(1)%     0.49(1)%     5.09(1)%      52%
 Class IB......    0.90(2)         127,454      0.74(1)      0.74(1)      4.84(1)       --
 For the Year
  Ended
  December 31,
  2006(8)
 Class IA......    4.68            406,971      0.49         0.49         4.76          45
 Class IB......    4.41            136,537      0.74         0.74         4.51          --
 For the Year
  Ended
  December 31,
  2005
 Class IA......    2.36            457,600      0.49         0.49         4.25         131
 Class IB......    2.11            163,031      0.74         0.74         4.00          --
 For the Year
  Ended
  December 31,
  2004
 Class IA......    4.12            521,171      0.49         0.49         3.29         100
 Class IB......    3.86            180,232      0.74         0.74         3.04          --
 For the Year
  Ended
  December 31,
  2003
 Class IA......    2.29            587,833      0.49         0.49         2.84         338
 Class IB......    2.03            180,982      0.74         0.74         2.59          --
 For the Year
  Ended
  December 31,
  2002
 Class IA......    8.15            727,323      0.49         0.49         3.86         339
 Class IB......    7.89            116,549      0.74         0.73         3.62          --
HARTFORD
 SMALLCAP
 GROWTH HLS
 FUND
 For the Six-
  Month Period
  Ended June
  30, 2007
  (Unaudited)
 Class IA......    9.11(2)         747,126      0.63(1)      0.63(1)      0.39(1)       45
 Class IB......    8.98(2)         271,842      0.88(1)      0.88(1)      0.14(1)       --
 For the Year
  Ended
  December 31,
  2006
 Class IA......    6.86(7)         746,266      0.64         0.64         0.42          92
 Class IB......    6.59(7)         273,736      0.89         0.89         0.17          --
 For the Year
  Ended
  December 31,
  2005
 Class IA......   11.02(7)         704,168      0.63         0.63         0.20          77
 Class IB......   10.78(7)         271,859      0.88         0.88        (0.05)         --
 For the Year
  Ended
  December 31,
  2004
 Class IA......   15.43            503,717      0.64         0.64         0.27          88
 Class IB......   15.14            201,589      0.89         0.89         0.02          --
 For the Year
  Ended
  December 31,
  2003
 Class IA......   50.06            346,380      0.66         0.66        (0.01)        101
 Class IB......   49.70             74,592      0.91         0.91        (0.26)         --
 For the Year
  Ended
  December 31,
  2002
 Class IA......  (28.83)           184,062      0.69         0.69        (0.18)         99
 From inception
  April, 30
  2002 through
  December 31,
  2002
 Class IB......  (26.51)(2)          7,150      0.89(1)      0.89(1)     (0.13)(1)      --
HARTFORD
 SMALLCAP VALUE
 HLS FUND
 For the Six-
  Month Period
  Ended June
  30, 2007
  (Unaudited)
 Class IA......    6.76(2)         100,958      0.96(1)      0.96(1)      1.09(1)       27
 Class IB......    6.62(2)             168      1.21(1)      1.21(1)      0.85(1)       --
 For the Year
  Ended
  December 31,
  2006
 Class IA......   18.31            102,233      0.99         0.99         1.35         166
 Class IB......   18.02                171      1.24         1.24         1.07          --
 For the Year
  Ended
  December 31,
  2005
 Class IA......    8.11            103,350      0.92         0.92         0.94          49
 Class IB......    7.83                146      1.17         1.17         0.71          --
 For the Year
  Ended
  December 31,
  2004
 Class IA......   13.98            114,296      0.92         0.92         0.80          51
 Class IB......   14.06                 32      1.17         1.17         0.55          --
 For the Year
  Ended
  December 31,
  2003
 Class IA......   38.46            105,589      0.92         0.92         0.99          57
 From inception
  July 1, 2003
  through
  December 31,
  2003
 Class IB......   25.54(2)               1      1.17(1)      1.17(1)      0.74(1)       --
 For the Year
  Ended
  December 31,
  2002
 Class IA......  (15.17)            85,029      0.92         0.92         0.60          44

 HARTFORD SERIES FUND, INC. AND HARTFORD HLS SERIES FUND II, INC.

--------------------------------------------------------------------------------

                                      -- SELECTED PER-SHARE DATA(4) --
                 --------------------------------------------------------------------------
                                                          NET
                                                       REALIZED
                                                          AND
                 NET ASSET      NET        PAYMENT    UNREALIZED      TOTAL      DIVIDENDS
                 VALUE AT    INVESTMENT     FROM         GAIN          FROM       FROM NET
                 BEGINNING     INCOME       (TO)       (LOSS) ON    INVESTMENT   INVESTMENT
                 OF PERIOD     (LOSS)     AFFILIATE   INVESTMENTS   OPERATIONS     INCOME
                 ---------   ----------   ---------   -----------   ----------   ----------
HARTFORD STOCK
 HLS FUND
 For the Six-
  Month Period
  Ended June
  30, 2007
  (Unaudited)
 Class IA......   $52.57       $ 0.31       $  --       $  5.12      $  5.43       $(0.05)
 Class IB......    52.45         0.24          --          5.11         5.35        (0.05)
 For the Year
  Ended
  December 31,
  2006
 Class IA......    49.21         0.72        0.06          6.41         7.19        (0.71)
 Class IB......    49.10         0.56        0.06          6.42         7.04        (0.57)
 For the Year
  Ended
  December 31,
  2005
 Class IA......    45.72         0.66          --          3.72         4.38        (0.89)
 Class IB......    45.59         0.51          --          3.74         4.25        (0.74)
 For the Year
  Ended
  December 31,
  2004
 Class IA......    44.37         0.74          --          1.10         1.84        (0.49)
 Class IB......    44.29         0.64          --          1.08         1.72        (0.42)
 For the Year
  Ended
  December 31,
  2003
 Class IA......    35.46         0.46          --          8.93         9.39        (0.48)
 Class IB......    35.42         0.38          --          8.88         9.26        (0.39)
 For the Year
  Ended
  December 31,
  2002
 Class IA......    47.36(5)      0.43(5)       --        (11.94)(5)   (11.51)       (0.39)(5)
 Class IB......    47.31(5)      0.38(5)       --        (11.95)(5)   (11.57)       (0.32)(5)
HARTFORD TOTAL
 RETURN BOND
 HLS FUND
 For the Six-
  Month Period
  Ended June
  30, 2007
  (Unaudited)
 Class IA......    11.24         0.29          --         (0.21)        0.08        (0.01)
 Class IB......    11.19         0.28          --         (0.21)        0.07        (0.01)
 For the Year
  Ended
  December 31,
  2006(8)
 Class IA......    11.27         0.55          --         (0.01)        0.54        (0.57)
 Class IB......    11.20         0.51          --          0.00         0.51        (0.52)
 For the Year
  Ended
  December 31,
  2005
 Class IA......    11.94         0.44          --         (0.14)        0.30        (0.88)
 Class IB......    11.86         0.43          --         (0.17)        0.26        (0.83)
 For the Year
  Ended
  December 31,
  2004
 Class IA......    12.32         0.40          --          0.12         0.52        (0.58)
 Class IB......    12.25         0.45          --          0.04         0.49        (0.56)
 For the Year
  Ended
  December 31,
  2003
 Class IA......    11.95         0.36          --          0.57         0.93        (0.50)
 Class IB......    11.90         0.40          --          0.50         0.90        (0.49)
 For the Year
  Ended
  December 31,
  2002
 Class IA......    11.46(5)      0.56(5)       --         (0.01)(5)     0.55        (0.05)(5)
 Class IB......    11.43(5)      0.46(5)       --          0.07(5)      0.53        (0.05)(5)
HARTFORD U.S.
 GOVERNMENT
 SECURITIES HLS
 FUND
 For the Six-
  Month Period
  Ended June
  30, 2007
  (Unaudited)
 Class IA......    11.13         0.21          --         (0.10)        0.11        (0.45)
 Class IB......    11.07         0.27          --         (0.17)        0.10        (0.42)
 For the Year
  Ended
  December 31,
  2006(8)
 Class IA......    11.09         0.49          --         (0.06)        0.43        (0.39)
 Class IB......    11.03         0.46          --         (0.06)        0.40        (0.36)
 For the Year
  Ended
  December 31,
  2005
 Class IA......    11.24         0.35          --         (0.17)        0.18        (0.33)
 Class IB......    11.19         0.37          --         (0.22)        0.15        (0.31)
 For the Year
  Ended
  December 31,
  2004
 Class IA......    11.43         0.29          --         (0.07)        0.22        (0.41)
 Class IB......    11.39         0.37          --         (0.18)        0.19        (0.39)
 For the Year
  Ended
  December 31,
  2003
 Class IA......    11.36         0.31          --         (0.07)        0.24        (0.17)
 Class IB......    11.34         0.27          --         (0.05)        0.22        (0.17)
 For the Year
  Ended
  December 31,
  2002
 Class IA......    10.79         0.22          --          0.89         1.11        (0.54)
 From inception
  April 30,
  2002 through
  December 31,
  2002
 Class IB......    10.51         0.15          --          0.68         0.83           --

                                  -- SELECTED PER-SHARE DATA(4) --
                 -------------------------------------------------------------------

                                                                    NET        NET
                 DISTRIBUTIONS                                    INCREASE    ASSET
                     FROM                                        (DECREASE)   VALUE
                   REALIZED      DISTRIBUTIONS                     IN NET     AT END
                    CAPITAL          FROM            TOTAL         ASSET        OF
                     GAINS          CAPITAL      DISTRIBUTIONS     VALUE      PERIOD
                 -------------   -------------   -------------   ----------   ------
HARTFORD STOCK
 HLS FUND
 For the Six-
  Month Period
  Ended June
  30, 2007
  (Unaudited)
 Class IA......     $(1.17)         $   --          $(1.22)       $  4.21     $56.78
 Class IB......      (1.17)             --           (1.22)          4.13      56.58
 For the Year
  Ended
  December 31,
  2006
 Class IA......      (3.12)             --           (3.83)          3.36      52.57
 Class IB......      (3.12)             --           (3.69)          3.35      52.45
 For the Year
  Ended
  December 31,
  2005
 Class IA......         --              --           (0.89)          3.49      49.21
 Class IB......         --              --           (0.74)          3.51      49.10
 For the Year
  Ended
  December 31,
  2004
 Class IA......         --              --           (0.49)          1.35      45.72
 Class IB......         --              --           (0.42)          1.30      45.59
 For the Year
  Ended
  December 31,
  2003
 Class IA......         --              --           (0.48)          8.91      44.37
 Class IB......         --              --           (0.39)          8.87      44.29
 For the Year
  Ended
  December 31,
  2002
 Class IA......         --(5)           --           (0.39)        (11.90)     35.46(5)
 Class IB......         --(5)           --           (0.32)        (11.89)     35.42(5)
HARTFORD TOTAL
 RETURN BOND
 HLS FUND
 For the Six-
  Month Period
  Ended June
  30, 2007
  (Unaudited)
 Class IA......         --              --           (0.01)          0.07      11.31
 Class IB......         --              --           (0.01)          0.06      11.25
 For the Year
  Ended
  December 31,
  2006(8)
 Class IA......         --              --           (0.57)         (0.03)     11.24
 Class IB......         --              --           (0.52)         (0.01)     11.19
 For the Year
  Ended
  December 31,
  2005
 Class IA......      (0.09)             --           (0.97)         (0.67)     11.27
 Class IB......      (0.09)             --           (0.92)         (0.66)     11.20
 For the Year
  Ended
  December 31,
  2004
 Class IA......      (0.32)             --           (0.90)         (0.38)     11.94
 Class IB......      (0.32)             --           (0.88)         (0.39)     11.86
 For the Year
  Ended
  December 31,
  2003
 Class IA......      (0.06)             --           (0.56)          0.37      12.32
 Class IB......      (0.06)             --           (0.55)          0.35      12.25
 For the Year
  Ended
  December 31,
  2002
 Class IA......      (0.01)(5)          --           (0.06)          0.49      11.95(5)
 Class IB......      (0.01)(5)          --           (0.06)          0.47      11.90(5)
HARTFORD U.S.
 GOVERNMENT
 SECURITIES HLS
 FUND
 For the Six-
  Month Period
  Ended June
  30, 2007
  (Unaudited)
 Class IA......         --              --           (0.45)         (0.34)     10.79
 Class IB......         --              --           (0.42)         (0.32)     10.75
 For the Year
  Ended
  December 31,
  2006(8)
 Class IA......         --              --           (0.39)          0.04      11.13
 Class IB......         --              --           (0.36)          0.04      11.07
 For the Year
  Ended
  December 31,
  2005
 Class IA......         --              --           (0.33)         (0.15)     11.09
 Class IB......         --              --           (0.31)         (0.16)     11.03
 For the Year
  Ended
  December 31,
  2004
 Class IA......         --              --           (0.41)         (0.19)     11.24
 Class IB......         --              --           (0.39)         (0.20)     11.19
 For the Year
  Ended
  December 31,
  2003
 Class IA......         --              --           (0.17)          0.07      11.43
 Class IB......         --              --           (0.17)          0.05      11.39
 For the Year
  Ended
  December 31,
  2002
 Class IA......         --              --           (0.54)          0.57      11.36
 From inception
  April 30,
  2002 through
  December 31,
  2002
 Class IB......         --              --              --           0.83      11.34

                                      -- RATIOS AND SUPPLEMENTAL DATA --
                 ----------------------------------------------------------------------------
                                                                        RATIO OF
                                              RATIO OF     RATIO OF       NET
                                              EXPENSES     EXPENSES    INVESTMENT
                                             TO AVERAGE   TO AVERAGE     INCOME
                               NET ASSETS    NET ASSETS   NET ASSETS   TO AVERAGE   PORTFOLIO
                 TOTAL          AT END OF      BEFORE       AFTER         NET       TURNOVER
                 RETURN          PERIOD      WAIVERS(3)   WAIVERS(3)     ASSETS      RATE(6)
                 ------        -----------   ----------   ----------   ----------   ---------
HARTFORD STOCK
 HLS FUND
 For the Six-
  Month Period
  Ended June
  30, 2007
  (Unaudited)
 Class IA......   10.28(2)     $ 4,478,211      0.49(1)%     0.49(1)%     1.10(1)%      51%
 Class IB......   10.14(2)         757,478      0.74(1)      0.74(1)      0.85(1)       --
 For the Year
  Ended
  December 31,
  2006
 Class IA......   14.65(7)       4,498,001      0.49         0.49         1.27          97
 Class IB......   14.37(7)         758,802      0.74         0.74         1.02          --
 For the Year
  Ended
  December 31,
  2005
 Class IA......    9.62          4,787,612      0.50         0.50         1.21          91
 Class IB......    9.35            770,163      0.75         0.75         0.96          --
 For the Year
  Ended
  December 31,
  2004
 Class IA......    4.17          5,657,942      0.49         0.49         1.61          30
 Class IB......    3.91            718,293      0.74         0.74         1.36          --
 For the Year
  Ended
  December 31,
  2003
 Class IA......   26.47          6,014,675      0.49         0.49         1.18          37
 Class IB......   26.16            562,979      0.74         0.74         0.93          --
 For the Year
  Ended
  December 31,
  2002
 Class IA......  (24.25)         5,094,276      0.49         0.49         0.97          44
 Class IB......  (24.42)           296,767      0.74         0.72         0.75          --
HARTFORD TOTAL
 RETURN BOND
 HLS FUND
 For the Six-
  Month Period
  Ended June
  30, 2007
  (Unaudited)
 Class IA......    0.75(2)       3,228,267      0.49(1)      0.49(1)      5.24(1)      118
 Class IB......    0.63(2)       1,045,067      0.74(1)      0.74(1)      4.99(1)       --
 For the Year
  Ended
  December 31,
  2006(8)
 Class IA......    4.80(7)       3,041,321      0.50         0.50         4.82         344
 Class IB......    4.54(7)       1,040,408      0.75         0.75         4.56          --
 For the Year
  Ended
  December 31,
  2005
 Class IA......    2.45          2,745,115      0.50         0.50         4.09         190
 Class IB......    2.19          1,068,600      0.75         0.75         3.84          --
 For the Year
  Ended
  December 31,
  2004
 Class IA......    4.62          2,507,021      0.50         0.50         3.72         164
 Class IB......    4.36            991,065      0.75         0.75         3.47          --
 For the Year
  Ended
  December 31,
  2003
 Class IA......    7.85          2,332,343      0.50         0.50         3.74         215
 Class IB......    7.58            734,768      0.75         0.75         3.49          --
 For the Year
  Ended
  December 31,
  2002
 Class IA......   10.08          2,145,266      0.51         0.51         5.58         108
 Class IB......    9.83            382,864      0.76         0.75         5.34          --
HARTFORD U.S.
 GOVERNMENT
 SECURITIES HLS
 FUND
 For the Six-
  Month Period
  Ended June
  30, 2007
  (Unaudited)
 Class IA......    1.00(2)         807,227      0.47(1)      0.47(1)      4.97(1)       53
 Class IB......    0.88(2)         284,524      0.72(1)      0.72(1)      4.71(1)       --
 For the Year
  Ended
  December 31,
  2006(8)
 Class IA......    4.01            711,639      0.48         0.48         4.48         199
 Class IB......    3.75            290,963      0.73         0.73         4.21          --
 For the Year
  Ended
  December 31,
  2005
 Class IA......    1.55            591,007      0.47         0.47         3.60         257
 Class IB......    1.30            323,920      0.72         0.72         3.34          --
 For the Year
  Ended
  December 31,
  2004
 Class IA......    2.07            523,819      0.47         0.47         3.08         247
 Class IB......    1.82            294,711      0.72         0.72         2.83          --
 For the Year
  Ended
  December 31,
  2003
 Class IA......    2.15            514,243      0.47         0.47         2.74         191
 Class IB......    1.89            239,023      0.72         0.72         2.49          --
 For the Year
  Ended
  December 31,
  2002
 Class IA......   10.73            590,626      0.49         0.49         3.47         283
 From inception
  April 30,
  2002 through
  December 31,
  2002
 Class IB......    7.96(2)         100,867      0.74(1)      0.74(1)      5.13(1)       --

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

                                      -- SELECTED PER-SHARE DATA(4) --
                 --------------------------------------------------------------------------
                                                          NET
                                                       REALIZED
                                                          AND
                 NET ASSET      NET        PAYMENT    UNREALIZED      TOTAL      DIVIDENDS
                 VALUE AT    INVESTMENT     FROM         GAIN          FROM       FROM NET
                 BEGINNING     INCOME       (TO)       (LOSS) ON    INVESTMENT   INVESTMENT
                 OF PERIOD     (LOSS)     AFFILIATE   INVESTMENTS   OPERATIONS     INCOME
                 ---------   ----------   ---------   -----------   ----------   ----------
HARTFORD VALUE
 HLS FUND
 For the Six-
  Month Period
  Ended June
  30, 2007
  (Unaudited)
 Class IA......   $13.06       $ 0.08       $  --       $  1.09      $  1.17       $(0.01)
 Class IB......    13.03         0.07          --          1.09         1.16        (0.01)
 For the Year
  Ended
  December 31,
  2006
 Class IA......    11.18         0.15          --          2.23         2.38        (0.15)
 Class IB......    11.14         0.13          --          2.21         2.34        (0.10)
 For the Year
  Ended
  December 31,
  2005
 Class IA......    10.73         0.15          --          0.71         0.86        (0.27)
 Class IB......    10.67         0.10          --          0.73         0.83        (0.22)
 For the Year
  Ended
  December 31,
  2004
 Class IA......     9.72         0.13          --          0.91         1.04        (0.03)
 Class IB......     9.69         0.12          --          0.89         1.01        (0.03)
 For the Year
  Ended
  December 31,
  2003
 Class IA......     7.61         0.10          --          2.08         2.18        (0.07)
 Class IB......     7.60         0.09          --          2.06         2.15        (0.06)
 For the Year
  Ended
  December 31,
  2002
 Class IA......     9.94(5)      0.08(5)       --         (2.33)(5)    (2.25)       (0.08)(5)
 Class IB......     9.93(5)      0.07(5)       --         (2.33)(5)    (2.26)       (0.07)(5)
HARTFORD VALUE
 OPPORTUNITIES
 HLS FUND
 For the Six-
  Month Period
  Ended June
  30, 2007
  (Unaudited)
 Class IA......    19.74         0.14          --          1.88         2.02        (0.01)
 Class IB......    19.64         0.12          --          1.87         1.99        (0.01)
 For the Year
  Ended
  December 31,
  2006
 Class IA......    18.93         0.25        0.01          3.14         3.40        (0.26)
 Class IB......    18.83         0.21        0.01          3.11         3.33        (0.19)
 For the Year
  Ended
  December 31,
  2005
 Class IA......    18.16         0.14          --          1.34         1.48        (0.26)
 Class IB......    18.06         0.09          --          1.33         1.42        (0.20)
 For the Year
  Ended
  December 31,
  2004
 Class IA......    15.33         0.13          --          2.75         2.88        (0.05)
 Class IB......    15.27         0.11          --          2.72         2.83        (0.04)
 For the Year
  Ended
  December 31,
  2003
 Class IA......    10.86         0.06          --          4.48         4.54        (0.07)
 Class IB......    10.84         0.08          --          4.41         4.49        (0.06)
 For the Year
  Ended
  December 31,
  2002
 Class IA......    14.83         0.07          --         (3.68)       (3.61)       (0.09)
 From inception
  April 30,
  2002 through
  December 31,
  2002
 Class IB......    13.51         0.02          --         (2.69)       (2.67)          --

                                  -- SELECTED PER-SHARE DATA(4) --
                 -------------------------------------------------------------------

                                                                    NET        NET
                 DISTRIBUTIONS                                    INCREASE    ASSET
                     FROM                                        (DECREASE)   VALUE
                   REALIZED      DISTRIBUTIONS                     IN NET     AT END
                    CAPITAL          FROM            TOTAL         ASSET        OF
                     GAINS          CAPITAL      DISTRIBUTIONS     VALUE      PERIOD
                 -------------   -------------   -------------   ----------   ------
HARTFORD VALUE
 HLS FUND
 For the Six-
  Month Period
  Ended June
  30, 2007
  (Unaudited)
 Class IA......     $(1.16)         $   --          $(1.17)       $    --     $13.06
 Class IB......      (1.16)             --           (1.17)         (0.01)     13.02
 For the Year
  Ended
  December 31,
  2006
 Class IA......      (0.35)             --           (0.50)          1.88      13.06
 Class IB......      (0.35)             --           (0.45)          1.89      13.03
 For the Year
  Ended
  December 31,
  2005
 Class IA......      (0.14)             --           (0.41)          0.45      11.18
 Class IB......      (0.14)             --           (0.36)          0.47      11.14
 For the Year
  Ended
  December 31,
  2004
 Class IA......         --              --           (0.03)          1.01      10.73
 Class IB......         --              --           (0.03)          0.98      10.67
 For the Year
  Ended
  December 31,
  2003
 Class IA......         --              --           (0.07)          2.11       9.72
 Class IB......         --              --           (0.06)          2.09       9.69
 For the Year
  Ended
  December 31,
  2002
 Class IA......         --(5)           --           (0.08)         (2.33)      7.61(5)
 Class IB......         --(5)           --           (0.07)         (2.33)      7.60(5)
HARTFORD VALUE
 OPPORTUNITIES
 HLS FUND
 For the Six-
  Month Period
  Ended June
  30, 2007
  (Unaudited)
 Class IA......      (0.35)             --           (0.36)          1.66      21.40
 Class IB......      (0.35)             --           (0.36)          1.63      21.27
 For the Year
  Ended
  December 31,
  2006
 Class IA......      (2.33)             --           (2.59)          0.81      19.74
 Class IB......      (2.33)             --           (2.52)          0.81      19.64
 For the Year
  Ended
  December 31,
  2005
 Class IA......      (0.45)             --           (0.71)          0.77      18.93
 Class IB......      (0.45)             --           (0.65)          0.77      18.83
 For the Year
  Ended
  December 31,
  2004
 Class IA......         --              --           (0.05)          2.83      18.16
 Class IB......         --              --           (0.04)          2.79      18.06
 For the Year
  Ended
  December 31,
  2003
 Class IA......         --              --           (0.07)          4.47      15.33
 Class IB......         --              --           (0.06)          4.43      15.27
 For the Year
  Ended
  December 31,
  2002
 Class IA......      (0.27)             --           (0.36)         (3.97)     10.86
 From inception
  April 30,
  2002 through
  December 31,
  2002
 Class IB......         --              --              --          (2.67)     10.84

                                      -- RATIOS AND SUPPLEMENTAL DATA --
                 ----------------------------------------------------------------------------
                                                                        RATIO OF
                                              RATIO OF     RATIO OF       NET
                                              EXPENSES     EXPENSES    INVESTMENT
                                             TO AVERAGE   TO AVERAGE     INCOME
                               NET ASSETS    NET ASSETS   NET ASSETS   TO AVERAGE   PORTFOLIO
                 TOTAL          AT END OF      BEFORE       AFTER         NET       TURNOVER
                 RETURN          PERIOD      WAIVERS(3)   WAIVERS(3)     ASSETS      RATE(6)
                 ------        -----------   ----------   ----------   ----------   ---------
HARTFORD VALUE
 HLS FUND
 For the Six-
  Month Period
  Ended June
  30, 2007
  (Unaudited)
 Class IA......    8.80(2)     $   299,267      0.84(1)%     0.84(1)%     1.34(1)%      14%
 Class IB......    8.66(2)         148,615      1.09(1)      1.09(1)      1.08(1)       --
 For the Year
  Ended
  December 31,
  2006
 Class IA......   21.82(7)         277,982      0.85         0.85         1.37          40
 Class IB......   21.52(7)         148,135      1.10         1.10         1.10          --
 For the Year
  Ended
  December 31,
  2005
 Class IA......    8.13            193,655      0.86         0.86         1.42          30
 Class IB......    7.86            129,771      1.11         1.11         1.17          --
 For the Year
  Ended
  December 31,
  2004
 Class IA......   10.71            162,644      0.87         0.87         1.36          45
 Class IB......   10.43            120,227      1.12         1.12         1.11          --
 For the Year
  Ended
  December 31,
  2003
 Class IA......   28.60            155,085      0.87         0.87         1.53          40
 Class IB......   28.28             99,825      1.12         1.12         1.28          --
 For the Year
  Ended
  December 31,
  2002
 Class IA......  (22.64)            69,388      0.89         0.89         1.30          37
 Class IB......  (22.81)            34,006      1.14         1.12         1.07          --
HARTFORD VALUE
 OPPORTUNITIES
 HLS FUND
 For the Six-
  Month Period
  Ended June
  30, 2007
  (Unaudited)
 Class IA......   10.23(2)         573,285      0.63(1)      0.63(1)      1.41(1)       25
 Class IB......   10.10(2)         177,331      0.88(1)      0.88(1)      1.15(1)       --
 For the Year
  Ended
  December 31,
  2006
 Class IA......   19.02(7)         508,648      0.64         0.64         1.31          52
 Class IB......   18.73(7)         164,151      0.89         0.89         1.05          --
 For the Year
  Ended
  December 31,
  2005
 Class IA......    8.32            390,113      0.65         0.65         1.05          52
 Class IB......    8.05            151,960      0.90         0.90         0.79          --
 For the Year
  Ended
  December 31,
  2004
 Class IA......   18.87            259,593      0.67         0.67         1.10          80
 Class IB......   18.58             81,772      0.92         0.92         0.85          --
 For the Year
  Ended
  December 31,
  2003
 Class IA......   41.87            156,879      0.71         0.71         0.62          48
 Class IB......   41.52             32,572      0.96         0.96         0.37          --
 For the Year
  Ended
  December 31,
  2002
 Class IA......  (24.95)            88,793      0.73         0.73         0.60          67
 From inception
  April 30,
  2002 through
  December 31,
  2002
 Class IB......  (19.74)(2)          3,160      0.91(1)      0.91(1)      1.06(1)       --

---------------
(1)  Annualized.
(2)  Not annualized.
(3) Ratios do not reflect reductions for fees paid indirectly. Please see Note 3(e).
(4) Information presented relates to a share outstanding throughout the indicated period.
(5) Per share amounts have been restated to reflect a reverse stock split for Classes IA and IB shares effective November 22, 2002.
(6) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(7) Total return without the inclusion of the Payment from (to) Affiliate, as noted on the Statement of Operations, can be found in Note 3(g).
(8)  Per share amounts have been calculated using the average shares method.
(9) Prior to July 27, 2007, Hartford Fundamental Growth HLS Fund was known as Hartford Focus HLS Fund, Hartford Global Growth HLS Fund was known as Global Leaders HLS Fund and Hartford International Growth HLS Fund was known as Hartford International Capital Appreciation HLS Fund.

 HARTFORD SERIES FUND, INC. AND HARTFORD HLS SERIES FUND II, INC.

 DIRECTORS AND OFFICERS (UNAUDITED)
--------------------------------------------------------------------------------

The Boards of Directors appoint officers who are responsible for the day-to-day operations of the Funds and who execute policies formulated by the Directors. Each Director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held, or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a substantial financial interest in The Hartford are considered "interested" persons of the Funds pursuant to the Investment Company Act of 1940. Each officer and three of the Funds' directors, as noted in the chart below, are "interested" persons of the funds. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., The Hartford Income Shares Fund, Inc., Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc., which collectively consist of 89 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, CT 06104-2999, except that correspondence to Ms. Fagely, Ms. Fleege and Ms. Settimi may be sent to 500 Bielenberg Dr., Woodbury, MN 55125.

The table below sets forth, for each director and officer, his or her name, age, current position with the funds, date first elected or appointed to Hartford Series Fund, Inc. ("SF") and Hartford HLS Series Fund II, Inc. ("SF2"), principal occupation, and, for directors, other directorships held.

The Statement of Additional Information ("SAI") includes additional information about Fund directors and is available upon request without charge by calling 1-800-862-6668 or writing to Hartford HLS Funds, c/o Individual Annuity Services, P.O. Box 5085, Hartford, CT 06102-5085.

Information on the aggregate remuneration paid to the directors by each Fund can be found in the Statement of Operations herein. The Funds do not pay salaries or compensation to any of their officers or directors who are employed by The Hartford.

NON-INTERESTED DIRECTORS

LYNN S. BIRDSONG (age 60) Director since 2003, Chairman of the Litigation Committee; Co-Chairman of the Investment Committee
     Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm. Since 2003, Mr. Birdsong has been an independent Director of The Japan Fund. From 2003 to March 2005, Mr. Birdsong was an independent director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an interested Director of The Japan Fund.

ROBERT M. GAVIN, JR. (age 66) Director since 2002 (SF) and 1986 (SF2), Chairman of the Board since 2004
     Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community; and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

DUANE E. HILL (age 61) Director since 2001 (SF) and 2002 (SF2), Chairman of the Nominating Committee
     Mr. Hill is a Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former Partner of TSG Capital Group, a private equity investment firm that serves as sponsor and lead investor in leveraged buyouts of middle market companies.

SANDRA S. JAFFEE (age 65) Director since 2005
     Ms. Jaffee is Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions. Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm, from August 2004 to August 2005. From September 1995 to July 2004, Ms. Jaffee served as Executive Vice President at Citigroup, where she was President and Chief Executive Officer of Citibank's Global Securities Services (1995-2003).

WILLIAM P. JOHNSTON (age 62) Director since 2005, Chairman of the Compliance Committee
     In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

PHILLIP O. PETERSON (age 62) Director since 2002 (SF) 2000 (SF2), Chairman of the Audit Committee
     Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Directors. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.

LEMMA W. SENBET (age 60) Director since 2005
     Dr. Senbet is the William E. Mayer Chair Professor of Finance at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department during 1998-2006. Previously he was an endowed professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000-July 2002. Professor Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association.

INTERESTED DIRECTORS AND OFFICERS

THOMAS M. MARRA (age 49) Director since 2002

     Mr. Marra is President and Chief Operating Officer of The Hartford Financial Services Group, Inc. ("The Hartford"). He is also a member of the Board of Directors for The Hartford. Mr. Marra was named President and COO of The Hartford in 2007. He served as COO of Hartford Life, Inc. ("Hartford Life") from 2000 to 2007, as President of Hartford Life from 2001 to 2007, and as Director of Hartford Life's

--------------------------------------------------------------------------------
 HARTFORD SERIES FUND, INC. AND HARTFORD HLS SERIES FUND II, INC.

 DIRECTORS AND OFFICERS (UNAUDITED) -- (CONTINUED)
--------------------------------------------------------------------------------

     Investment Products Division from 1998 to 2000. Mr. Marra is Chairman of the Board and Manger of Hartford Investment Financial Services, LLC ("HIFSCO") and Chief Executive Officer, Manager and President of HL Investment Advisors, LLC ("HLIA").

LOWNDES A. SMITH (age 67) Director since 1996 (SF) 2002 (SF2), Co-Chairman of the Investment Committee

     Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of Hartford Life, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith has served as a Director of White Mountains Insurance Group since November 2003.

DAVID M. ZNAMIEROWSKI (age 46) Director since 1999 (SF) 2005 (SF2), President since 1999 (SF) 2001 (SF2)

     Mr. Znamierowski currently serves as President of Hartford Investment Management Company ("Hartford Investment Management") and as Executive Vice President and Chief Investment Officer for The Hartford, Hartford Life, Inc. and Hartford Life Insurance Company. Mr. Znamierowski is also Chief Investment Officer for Hartford Administrative Services Company ("HASCO").

OTHER OFFICERS

ROBERT M. ARENA (age 38) Vice President since 2006

     Mr. Arena serves as Senior Vice President of Hartford Life and heads its Retail Products Group in the U.S. Wealth Management Division. Prior to joining The Hartford in 2004, he was Senior Vice President in charge of Product Management for American Skandia/Prudential in the individual annuities division. Mr. Arena joined American Skandia in 1996.

TAMARA L. FAGELY (age 49) Vice President, Controller and Treasurer since 2002
(SF) 1993 (SF2)

     Ms. Fagely has been Vice President of HASCO since 1998 and Chief Financial Officer of HASCO since 2006. Currently, Ms. Fagely is a Vice President of Hartford Life Insurance Company. She served as Assistant Vice President of Hartford Life Insurance Company from December 2001 through March 2005.

SUSAN FLEEGE (age 47) AML Officer since 2005

     Ms. Fleege has served as Chief Compliance Officer for HASCO since 2005 and Hartford Investor Services Company, LLC since 2006. Prior to joining Hartford Life in 2005, Ms. Fleege was Counsel for Ameriprise Financial Corporation from 2000 to 2005.

THOMAS D. JONES III (age 42) Vice President and Chief Compliance Officer since 2006

     Mr. Jones joined Hartford Life as Vice President and Director of Securities Compliance in 2006 from SEI Investments ("SEI"), where he served as Chief Compliance Officer for its mutual funds and investment advisers. Prior to joining SEI, Mr. Jones was First Vice President and Compliance Director for Merrill Lynch Investment Managers (Americas) ("MLIM"), where he worked from 1992-2004.

EDWARD P. MACDONALD (age 39) Vice President, Secretary and Chief Legal Officer since 2005

     Mr. Macdonald serves as Assistant General Counsel of The Hartford. Prior to joining The Hartford in 2005, Mr. Macdonald was Chief Counsel Investment Management for Prudential Financial (formerly American Skandia Investment Services, Inc.). Mr. Macdonald joined Prudential in April 1999.

VERNON J. MEYER (age 43) Vice President since 2006

     Mr. Meyer serves as Senior Vice President (as of 8/7/07) of Hartford Life and Director of its Investment Advisory Group in the U.S. Wealth Management Division. Prior to joining the Hartford in 2004, Mr. Meyer served as Vice President and Managing Director of Mass Mutual, which he joined in 1987.

DENISE A. SETTIMI (age 46) Vice President since 2005

     Ms. Settimi currently serves as Operations Officer of HASCO. Previously, Ms. Settimi was with American Express Financial Advisors, where she was Director of Retirement Plan Services from 1997 to 2003.

JOHN C. WALTERS (age 45) Vice President since 2001

     Mr. Walters serves as Co-Chief Operating Officer of Hartford Life Insurance Company. Mr. Walters is also a Managing Member, Chief Executive Officer and Executive Vice President of HIFSCO and a Managing Member and Executive Vice President of HL Advisors. Previously, Mr. Walters was with First Union Securities.(1)

     (1) Served as President of the Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc. between February 1, 2005 and March 27, 2005.

   HOW TO OBTAIN A COPY OF THE FUNDS' PROXY VOTING POLICIES AND PROXY VOTING
                                    RECORDS

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and a record of how the Funds voted any proxies for the twelve month period ended June 30, 2007 is available
(1) without charge, upon request, by calling 800-862-6668 and (2) on the Securities and Exchange Commission's website at http://www.sec.gov.

                    QUARTERLY PORTFOLIO HOLDINGS INFORMATION

The Funds file a complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds' Form N-Q will be available (1) without charge, upon request, by calling 800-862-6668 and (2) on the Securities and Exchange Commission's website at www.sec.gov. The Forms N-Q may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.

                          SHAREHOLDER MEETING RESULTS

The following proposals were addressed and approved at a special meeting of shareholders held on January 23, 2007.

Proposal to approve a plan of reorganization providing for the acquisition of all of the assets and liabilities of Hartford Capital Opportunities HLS Fund (the "Acquired Fund") by Hartford Blue Chip Stock HLS Fund (The "Acquiring Fund"), a series of Hartford HLS Series Fund II, Inc., solely in exchange for shares of the Acquiring Fund followed by the complete liquidation of the Acquired Fund.

                            FUND                                   FOR            AGAINST         ABSTAIN
                            ----                              --------------   -------------   -------------
Hartford Capital Opportunities HLS Fund                        1,271,875.921      73,262.424     183,212.445

Proposal to approve a plan of reorganization providing for the acquisition of all of the assets and liabilities of Hartford LargeCap Growth HLS Fund (the "Acquired Fund") by Hartford Blue Chip Stock HLS Fund (The "Acquiring Fund"), a series of Hartford HLS Series Fund II, Inc., solely in exchange for shares of the Acquiring Fund followed by the complete liquidation of the Acquired Fund.

                            FUND                                   FOR            AGAINST         ABSTAIN
                            ----                              --------------   -------------   -------------
Hartford LargeCap Growth HLS Fund                              5,355,118.815     175,856.665     401,314.425

 HARTFORD SERIES FUND, INC. AND HARTFORD HLS SERIES FUND II, INC.

 EXPENSE EXAMPLE (UNAUDITED)
--------------------------------------------------------------------------------

YOUR FUND'S EXPENSES
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) (2) ongoing costs including management fees; distribution fees; and other fund expenses. This example is intended to help you understand your ongoing costs(in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of December 31, 2006 through June 30, 2007.

ACTUAL EXPENSES
The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6, then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.
Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

                                         ACTUAL RETURN
                     -----------------------------------------------------
                                                           EXPENSES PAID
                         BEGINNING          ENDING       DURING THE PERIOD
                          ACCOUNT           ACCOUNT      DECEMBER 31, 2006
                           VALUE             VALUE            THROUGH
                     DECEMBER 31, 2006   JUNE 30, 2007     JUNE 30, 2007
                     -----------------   -------------   -----------------
HARTFORD ADVISERS
  HLS FUND
  Class IA..........     $1,000.00         $1,070.38           $3.23
  Class IB..........     $1,000.00         $1,067.74           $4.51
HARTFORD CAPITAL
  APPRECIATION HLS
  FUND
  Class IA..........     $1,000.00         $1,111.27           $3.51
  Class IB..........     $1,000.00         $1,108.61           $4.84
HARTFORD DISCIPLINED
  EQUITY HLS FUND
  Class IA..........     $1,000.00         $1,083.77           $3.68
  Class IB..........     $1,000.00         $1,081.11           $4.98
HARTFORD DIVIDEND
  AND GROWTH HLS
  FUND
  Class IA..........     $1,000.00         $1,087.72           $3.53
  Class IB..........     $1,000.00         $1,085.06           $4.84
HARTFORD EQUITY
  INCOME HLS FUND
  Class IA..........     $1,000.00         $1,063.42           $4.32
  Class IB..........     $1,000.00         $1,060.86           $5.61
HARTFORD FUNDAMENTAL
  GROWTH HLS FUND(1)
  Class IA..........     $1,000.00         $1,094.61           $4.70
  Class IB..........     $1,000.00         $1,091.95           $6.01
HARTFORD GLOBAL
  ADVISERS HLS FUND
  Class IA..........     $1,000.00         $1,056.12           $4.30
  Class IB..........     $1,000.00         $1,053.56           $5.59

                            HYPOTHETICAL (5% RETURN BEFORE EXPENSES)
                      -----------------------------------------------------
                                                            EXPENSES PAID
                          BEGINNING          ENDING       DURING THE PERIOD
                           ACCOUNT           ACCOUNT      DECEMBER 31, 2006
                            VALUE             VALUE            THROUGH
                      DECEMBER 31, 2006   JUNE 30, 2007     JUNE 30, 2007
                      -----------------   -------------   -----------------
HARTFORD ADVISERS
  HLS FUND
  Class IA..........      $1,000.00         $1,021.67           $3.16
  Class IB..........      $1,000.00         $1,020.43           $4.41
HARTFORD CAPITAL
  APPRECIATION HLS
  FUND
  Class IA..........      $1,000.00         $1,021.88           $3.36
  Class IB..........      $1,000.00         $1,020.62           $4.63
HARTFORD DISCIPLINED
  EQUITY HLS FUND
  Class IA..........      $1,000.00         $1,021.68           $3.57
  Class IB..........      $1,000.00         $1,020.42           $4.84
HARTFORD DIVIDEND
  AND GROWTH HLS
  FUND
  Class IA..........      $1,000.00         $1,021.83           $3.41
  Class IB..........      $1,000.00         $1,020.57           $4.69
HARTFORD EQUITY
  INCOME HLS FUND
  Class IA..........      $1,000.00         $1,021.02           $4.23
  Class IB..........      $1,000.00         $1,019.76           $5.50
HARTFORD FUNDAMENTAL
  GROWTH HLS FUND(1)
  Class IA..........      $1,000.00         $1,020.72           $4.53
  Class IB..........      $1,000.00         $1,019.46           $5.80
HARTFORD GLOBAL
  ADVISERS HLS FUND
  Class IA..........      $1,000.00         $1,021.02           $4.23
  Class IB..........      $1,000.00         $1,019.76           $5.50


                                     DAYS
                      ANNUALIZED    IN THE      DAYS
                       EXPENSE     CURRENT     IN THE
                        RATIO      1/2 YEAR   FULL YEAR
                      ----------   --------   ---------
HARTFORD ADVISERS
  HLS FUND
  Class IA..........     0.63%       184         365
  Class IB..........     0.88%       184         365
HARTFORD CAPITAL
  APPRECIATION HLS
  FUND
  Class IA..........     0.66%       184         365
  Class IB..........     0.91%       184         365
HARTFORD DISCIPLINED
  EQUITY HLS FUND
  Class IA..........     0.70%       184         365
  Class IB..........     0.95%       184         365
HARTFORD DIVIDEND
  AND GROWTH HLS
  FUND
  Class IA..........     0.67%       184         365
  Class IB..........     0.92%       184         365
HARTFORD EQUITY
  INCOME HLS FUND
  Class IA..........     0.83%       184         365
  Class IB..........     1.08%       184         365
HARTFORD FUNDAMENTAL
  GROWTH HLS FUND(1)
  Class IA..........     0.89%       184         365
  Class IB..........     1.14%       184         365
HARTFORD GLOBAL
  ADVISERS HLS FUND
  Class IA..........     0.83%       184         365
  Class IB..........     1.08%       184         365

 HARTFORD SERIES FUND, INC. AND HARTFORD HLS SERIES FUND II, INC.

--------------------------------------------------------------------------------

                                         ACTUAL RETURN
                     -----------------------------------------------------
                                                           EXPENSES PAID
                         BEGINNING          ENDING       DURING THE PERIOD
                          ACCOUNT           ACCOUNT      DECEMBER 31, 2006
                           VALUE             VALUE            THROUGH
                     DECEMBER 31, 2006   JUNE 30, 2007     JUNE 30, 2007
                     -----------------   -------------   -----------------
HARTFORD GLOBAL
  GROWTH HLS FUND(2)
  Class IA..........     $1,000.00         $1,099.02           $3.86
  Class IB..........     $1,000.00         $1,096.36           $5.18
HARTFORD GROWTH HLS
  FUND
  Class IA..........     $1,000.00         $1,078.62           $4.35
  Class IB..........     $1,000.00         $1,075.96           $5.65
HARTFORD GROWTH
  OPPORTUNITIES HLS
  FUND
  Class IA..........     $1,000.00         $1,160.92           $3.43
  Class IB..........     $1,000.00         $1,158.16           $4.79
HARTFORD HIGH YIELD
  HLS FUND
  Class IA..........     $1,000.00         $1,030.77           $3.69
  Class IB..........     $1,000.00         $1,028.21           $4.96
HARTFORD INDEX HLS
  FUND
  Class IA..........     $1,000.00         $1,066.04           $1.72
  Class IB..........     $1,000.00         $1,063.48           $3.02
HARTFORD
  INTERNATIONAL
  GROWTH HLS FUND(3)
  Class IA..........     $1,000.00         $1,105.97           $4.35
  Class IB..........     $1,000.00         $1,103.31           $5.67
HARTFORD
  INTERNATIONAL
  OPPORTUNITIES HLS
  FUND
  Class IA..........     $1,000.00         $1,107.27           $3.72
  Class IB..........     $1,000.00         $1,104.61           $5.04
HARTFORD
  INTERNATIONAL
  SMALL COMPANY HLS
  FUND
  Class IA..........     $1,000.00         $1,116.66           $4.69
  Class IB..........     $1,000.00         $1,114.00           $6.02
HARTFORD
  INTERNATIONAL
  STOCK HLS FUND
  Class IA..........     $1,000.00         $1,066.91           $4.64
HARTFORD LARGECAP
  GROWTH HLS FUND
  Class IA..........     $1,000.00         $1,055.33           $2.43
HARTFORD MIDCAP
  GROWTH HLS FUND
  Class IA..........     $1,000.00         $1,145.32           $3.51
HARTFORD MONEY
  MARKET HLS FUND
  Class IA..........     $1,000.00         $1,022.28           $2.45
  Class IB..........     $1,000.00         $1,019.82           $3.72
HARTFORD MORTGAGE
  SECURITIES HLS
  FUND
  Class IA..........     $1,000.00         $1,007.83           $2.48
  Class IB..........     $1,000.00         $1,005.27           $3.74
HARTFORD SMALLCAP
  GROWTH HLS FUND
  Class IA..........     $1,000.00         $1,087.92           $3.32
  Class IB..........     $1,000.00         $1,085.36           $4.63
HARTFORD SMALLCAP
  VALUE HLS FUND
  Class IA..........     $1,000.00         $1,062.76           $4.99
  Class IB..........     $1,000.00         $1,060.10           $6.28
HARTFORD STOCK HLS
  FUND
  Class IA..........     $1,000.00         $1,100.33           $2.59
  Class IB..........     $1,000.00         $1,097.67           $3.91
HARTFORD TOTAL
  RETURN BOND HLS
  FUND
  Class IA..........     $1,000.00         $1,005.03           $2.48
  Class IB..........     $1,000.00         $1,002.57           $3.74
HARTFORD U.S.
  GOVERNMENT
  SECURITIES HLS
  FUND
  Class IA..........     $1,000.00         $1,007.63           $2.38
  Class IB..........     $1,000.00         $1,005.17           $3.64
HARTFORD VALUE HLS
  FUND
  Class IA..........     $1,000.00         $1,083.77           $4.41
  Class IB..........     $1,000.00         $1,081.11           $5.72
HARTFORD VALUE
  OPPORTUNITIES HLS
  FUND
  Class IA..........     $1,000.00         $1,099.12           $3.33
  Class IB..........     $1,000.00         $1,096.56           $4.65

                            HYPOTHETICAL (5% RETURN BEFORE EXPENSES)
                      -----------------------------------------------------
                                                            EXPENSES PAID
                          BEGINNING          ENDING       DURING THE PERIOD
                           ACCOUNT           ACCOUNT      DECEMBER 31, 2006
                            VALUE             VALUE            THROUGH
                      DECEMBER 31, 2006   JUNE 30, 2007     JUNE 30, 2007
                      -----------------   -------------   -----------------
HARTFORD GLOBAL
  GROWTH HLS FUND(2)
  Class IA..........      $1,000.00         $1,021.53           $3.72
  Class IB..........      $1,000.00         $1,020.27           $4.99
HARTFORD GROWTH HLS
  FUND
  Class IA..........      $1,000.00         $1,021.02           $4.23
  Class IB..........      $1,000.00         $1,019.76           $5.50
HARTFORD GROWTH
  OPPORTUNITIES HLS
  FUND
  Class IA..........      $1,000.00         $1,022.03           $3.21
  Class IB..........      $1,000.00         $1,020.77           $4.48
HARTFORD HIGH YIELD
  HLS FUND
  Class IA..........      $1,000.00         $1,021.58           $3.67
  Class IB..........      $1,000.00         $1,020.32           $4.94
HARTFORD INDEX HLS
  FUND
  Class IA..........      $1,000.00         $1,023.54           $1.68
  Class IB..........      $1,000.00         $1,022.28           $2.96
HARTFORD
  INTERNATIONAL
  GROWTH HLS FUND(3)
  Class IA..........      $1,000.00         $1,021.07           $4.18
  Class IB..........      $1,000.00         $1,019.81           $5.45
HARTFORD
  INTERNATIONAL
  OPPORTUNITIES HLS
  FUND
  Class IA..........      $1,000.00         $1,021.68           $3.57
  Class IB..........      $1,000.00         $1,020.42           $4.84
HARTFORD
  INTERNATIONAL
  SMALL COMPANY HLS
  FUND
  Class IA..........      $1,000.00         $1,020.77           $4.48
  Class IB..........      $1,000.00         $1,019.51           $5.75
HARTFORD
  INTERNATIONAL
  STOCK HLS FUND
  Class IA..........      $1,000.00         $1,020.72           $4.53
HARTFORD LARGECAP
  GROWTH HLS FUND
  Class IA..........      $1,000.00         $1,022.84           $2.40
HARTFORD MIDCAP
  GROWTH HLS FUND
  Class IA..........      $1,000.00         $1,021.93           $3.31
HARTFORD MONEY
  MARKET HLS FUND
  Class IA..........      $1,000.00         $1,022.79           $2.45
  Class IB..........      $1,000.00         $1,021.53           $3.72
HARTFORD MORTGAGE
  SECURITIES HLS
  FUND
  Class IA..........      $1,000.00         $1,022.74           $2.50
  Class IB..........      $1,000.00         $1,021.48           $3.77
HARTFORD SMALLCAP
  GROWTH HLS FUND
  Class IA..........      $1,000.00         $1,022.03           $3.21
  Class IB..........      $1,000.00         $1,020.77           $4.48
HARTFORD SMALLCAP
  VALUE HLS FUND
  Class IA..........      $1,000.00         $1,020.37           $4.89
  Class IB..........      $1,000.00         $1,019.11           $6.16
HARTFORD STOCK HLS
  FUND
  Class IA..........      $1,000.00         $1,022.74           $2.50
  Class IB..........      $1,000.00         $1,021.48           $3.77
HARTFORD TOTAL
  RETURN BOND HLS
  FUND
  Class IA..........      $1,000.00         $1,022.74           $2.50
  Class IB..........      $1,000.00         $1,021.48           $3.77
HARTFORD U.S.
  GOVERNMENT
  SECURITIES HLS
  FUND
  Class IA..........      $1,000.00         $1,022.84           $2.40
  Class IB..........      $1,000.00         $1,021.58           $3.67
HARTFORD VALUE HLS
  FUND
  Class IA..........      $1,000.00         $1,020.97           $4.28
  Class IB..........      $1,000.00         $1,019.71           $5.55
HARTFORD VALUE
  OPPORTUNITIES HLS
  FUND
  Class IA..........      $1,000.00         $1,022.03           $3.21
  Class IB..........      $1,000.00         $1,020.77           $4.48


                                     DAYS
                      ANNUALIZED    IN THE      DAYS
                       EXPENSE     CURRENT     IN THE
                        RATIO      1/2 YEAR   FULL YEAR
                      ----------   --------   ---------
HARTFORD GLOBAL
  GROWTH HLS FUND(2)
  Class IA..........     0.73%       184         365
  Class IB..........     0.98%       184         365
HARTFORD GROWTH HLS
  FUND
  Class IA..........     0.83%       184         365
  Class IB..........     1.08%       184         365
HARTFORD GROWTH
  OPPORTUNITIES HLS
  FUND
  Class IA..........     0.63%       184         365
  Class IB..........     0.88%       184         365
HARTFORD HIGH YIELD
  HLS FUND
  Class IA..........     0.72%       184         365
  Class IB..........     0.97%       184         365
HARTFORD INDEX HLS
  FUND
  Class IA..........     0.33%       184         365
  Class IB..........     0.58%       184         365
HARTFORD
  INTERNATIONAL
  GROWTH HLS FUND(3)
  Class IA..........     0.82%       184         365
  Class IB..........     1.07%       184         365
HARTFORD
  INTERNATIONAL
  OPPORTUNITIES HLS
  FUND
  Class IA..........     0.70%       184         365
  Class IB..........     0.95%       184         365
HARTFORD
  INTERNATIONAL
  SMALL COMPANY HLS
  FUND
  Class IA..........     0.88%       184         365
  Class IB..........     1.13%       184         365
HARTFORD
  INTERNATIONAL
  STOCK HLS FUND
  Class IA..........     0.89%       184         365
HARTFORD LARGECAP
  GROWTH HLS FUND
  Class IA..........     0.47%       184         365
HARTFORD MIDCAP
  GROWTH HLS FUND
  Class IA..........     0.65%       184         365
HARTFORD MONEY
  MARKET HLS FUND
  Class IA..........     0.48%       184         365
  Class IB..........     0.73%       184         365
HARTFORD MORTGAGE
  SECURITIES HLS
  FUND
  Class IA..........     0.49%       184         365
  Class IB..........     0.74%       184         365
HARTFORD SMALLCAP
  GROWTH HLS FUND
  Class IA..........     0.63%       184         365
  Class IB..........     0.88%       184         365
HARTFORD SMALLCAP
  VALUE HLS FUND
  Class IA..........     0.96%       184         365
  Class IB..........     1.21%       184         365
HARTFORD STOCK HLS
  FUND
  Class IA..........     0.49%       184         365
  Class IB..........     0.74%       184         365
HARTFORD TOTAL
  RETURN BOND HLS
  FUND
  Class IA..........     0.49%       184         365
  Class IB..........     0.74%       184         365
HARTFORD U.S.
  GOVERNMENT
  SECURITIES HLS
  FUND
  Class IA..........     0.47%       184         365
  Class IB..........     0.72%       184         365
HARTFORD VALUE HLS
  FUND
  Class IA..........     0.84%       184         365
  Class IB..........     1.09%       184         365
HARTFORD VALUE
  OPPORTUNITIES HLS
  FUND
  Class IA..........     0.63%       184         365
  Class IB..........     0.88%       184         365

---------------
(1)  Prior to July 27, 2007, the Fund was known as Hartford Focus HLS Fund.
(2) Prior to July 27, 2007, the Fund was known as Hartford Global Leaders HLS Fund.
(3) Prior to July 27, 2007, the Fund was known as Hartford International Capital Appreciation HLS Fund.

 HARTFORD SERIES FUND, INC. AND HARTFORD HLS SERIES FUND II, INC.

 APPROVAL OF AMENDED INVESTMENT SUB-ADVISORY AGREEMENT (UNAUDITED)
--------------------------------------------------------------------------------

At a meeting held on November 1, 2006, the Board of Directors, including each of the Independent Directors, unanimously voted to approve an amendment to the investment sub-advisory agreement between HL Investment Advisors, LLC ("HL Advisors") and Wellington Management Company, LLP ("Wellington") ("Amended Agreement"). The amendment related to the sub-advisory fees HL Advisors pays Wellington with respect to the Capital Appreciation HLS Fund, Growth Opportunities HLS Fund and Small Company HLS Fund (each a "Fund" and collectively, the "Funds"). In considering the approval of the Amended Agreement, the Board took into account the fact that it had approved the renewal of the investment sub-advisory agreement between HL Advisors and Wellington at the August 1-2, 2006 Board meeting with respect to the Funds and other funds sub-advised by Wellington. A discussion of the basis for the Board's approval of the investment sub-advisory agreement is available in the Annual Report dated December 31, 2006, for Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc. Apart from the sub-advisory fees, the material terms of the investment sub-advisory agreement did not change. The amendment took effect on January 1, 2007.

In approving the Amended Agreement, the Board reviewed materials provided by HL Advisors relating to the Amended Agreement. In addition, the Board received an in-person presentation by personnel of HL Advisors and Wellington concerning the Amended Agreement. The Board also took into account written responses and supporting materials provided by HL Advisors and Wellington. The Board further considered information it received at the Board's meetings on June 20-21, 2006 and August 1-2, 2006. The Board also took into account information provided to the Board at its meetings throughout the year, including reports on Fund performance, compliance, shareholder services and the other services provided to the Funds by HL Advisors and Wellington.

In connection with their consideration of the annual renewal of the investment sub-advisory agreement, the Independent Directors, advised by independent legal counsel, engaged two service providers to assist them with evaluating the investment sub-advisory agreement with respect to each Fund. Lipper, Inc. ("Lipper"), an independent provider of investment company data, was retained to provide the Board with reports on how the Funds' management and sub-advisory fees, overall expense ratios and investment performance compared to those of funds with similar investment objectives in various peer groups. The Independent Directors also engaged an independent financial services consulting firm ("Consultant") to assist them in evaluating each Fund's management and sub-advisory fees, overall expense ratios and investment performance. The Board considered the information provided to them from Lipper and the Consultant in determining to approve the Amended Agreement.

In determining to approve the Amended Agreement, the Board determined that the proposed sub-advisory fee structure for each Fund was fair and reasonable and that the amendment was in the best interests of each Fund and its shareholders. The Board considered the representations from HL Advisors that shareholders will not pay increased management fees or other fees as a result of the Amended Agreement. In determining to approve the Amended Agreement, the Board considered the following categories of material factors, among others, relating to the Amended Agreement.

Nature, Extent And Quality Of Services

The Board considered information concerning the nature, extent and quality of the services provided to the Funds by Wellington. The Board considered, among other things, the range of services provided by Wellington and Wellington's organizational structure and regulatory/compliance history. The Board considered the quality of Wellington's investment personnel, its ability to attract and retain qualified investment professionals, its investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience. In addition, the Board considered the quality of Wellington's communications with the Board and responsiveness to Board inquiries. The Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Funds by Wellington.

INVESTMENT PERFORMANCE

The Board considered the investment performance of each Fund. In this regard, the Board considered the information and materials provided to the Board from HL Advisors and Lipper comparing each Fund's short-term and long-term and recent investment performance over various periods of time with appropriate benchmark indices and with a performance universe of funds selected by Lipper. This information included performance reports (provided by Lipper) and discussions with portfolio managers and other representatives of Wellington at Board and Investment Committee meetings throughout the year. The Board also considered the analysis provided by the Consultant relating to each Fund's performance track record. The Board concluded that each Fund's performance over time has been satisfactory and that it had continued confidence in Wellington's overall capabilities to provided day-to-day portfolio management to each Fund.

COSTS OF THE SERVICES AND PROFITABILITY

The Board reviewed information regarding HL Advisors' and Wellington's cost to provide investment management and related services to each Fund and the profitability to them from managing each Fund. In this regard, the Board noted that the Amended Agreement increases the sub-advisory fee rate to be paid to Wellington by HL Advisors and decreases the profitability of HL Advisors on a Fund by Fund basis. The Board also considered the representation of HL Advisors that the proposed sub-advisory fees would not impact the level and quality of services HL Advisors provides to the Funds and their shareholders. The Board concluded that the profitability realized on the proposed sub-advisory fees on a per Fund basis were reasonable given that the management fee and related expenses continue to be in line with comparable peers.

COMPARISON OF FEES AND SERVICES PROVIDED

The Board reviewed the investment sub-advisory fees to be paid by HL Advisors to Wellington under the Amended Agreement. The Board considered HL Advisors and Wellington's representations that they had negotiated the proposed sub-advisory fees at arm's length and Wellington's representations that the fees charged to HL Advisors were comparable to fees charged by Wellington to similar clients. The Board concluded that the sub-advisory fees, in conjunction with the information about quality of services, profitability and other matters discussed supports the conclusion that the proposed sub-advisory fees are reasonable.

 HARTFORD SERIES FUND, INC. AND HARTFORD HLS SERIES FUND II, INC.

 APPROVAL OF AMENDED INVESTMENT SUB-ADVISORY AGREEMENT (UNAUDITED)
--------------------------------------------------------------------------------

ECONOMIES OF SCALE

The Board considered the extent to which economies of scale would be realized by each Fund and whether fee levels reflect these economies of scale for the benefit of each Fund's shareholders. The Board reviewed the breakpoints in the proposed sub-advisory fee schedule for each Fund, which reduces fees as Fund assets grow over time. The Board recognized that Funds with assets beyond the last breakpoint level continue to benefit from economies of scale, because additional assets are charged the lowest breakpoint fee, resulting in lower overall effective management fee rates. The Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of each Fund's investors.

                                    * * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of each Fund and its shareholders for the Board to approve the Amended Agreement. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors and the full Board met separately in executive session, with independent legal counsel, to review the relevant materials and consider their responsibilities under relevant laws and regulations.


         Semi-Annual Report
         June 30, 2007                                     (STAG PHOTO)

                                        - Manager Discussions
                                        - Financials

                                                             (THE HARTFORD LOGO)

Hartford Advisers HLS Fund inception 3/31/1983
(subadvised by Wellington Management Company, LLP)

PERFORMANCE OVERVIEW 6/30/97 - 6/30/07
Growth of a $10,000 investment(1)

(LINE GRAPH)

                                                                                                             LEHMAN BROTHERS
                                                                                                         GOVERNMENT/CREDIT BOND
                                                       ADVISERS IA                S&P 500 INDEX                   INDEX
                                                       -----------                -------------          ----------------------
6/97                                                      10000                       10000                       10000
                                                          10621                       10795                       10306
                                                          10097                       10190                       10190
                                                          10524                       10748                       10350
                                                          10333                       10389                       10516
                                                          10642                       10870                       10572
                                                          10733                       11057                       10683
                                                          10889                       11179                       10833
                                                          11424                       11984                       10811
                                                          11858                       12598                       10844
                                                          12047                       12725                       10899
                                                          11944                       12506                       11016
6/98                                                      12390                       13014                       11128
                                                          12478                       12876                       11137
                                                          11390                       11014                       11355
                                                          11857                       11720                       11679
                                                          12447                       12673                       11597
                                                          12921                       13441                       11666
                                                          13380                       14215                       11695
                                                          13674                       14809                       11778
                                                          13357                       14349                       11498
                                                          13765                       14923                       11555
                                                          14129                       15501                       11583
                                                          13784                       15136                       11464
6/99                                                      14304                       15975                       11428
                                                          14014                       15477                       11397
                                                          13887                       15400                       11387
                                                          13732                       14977                       11490
                                                          14201                       15925                       11520
                                                          14314                       16249                       11513
                                                          14796                       17206                       11443
                                                          14281                       16341                       11440
                                                          14193                       16032                       11584
                                                          15154                       17600                       11751
                                                          14835                       17070                       11694
                                                          14655                       16720                       11683
6/00                                                      14872                       17132                       11922
                                                          14733                       16865                       12048
                                                          15259                       17911                       12218
                                                          14861                       16966                       12264
                                                          14958                       16894                       12341
                                                          14474                       15563                       12552
                                                          14686                       15639                       12800
                                                          14991                       16194                       13014
                                                          14420                       14718                       13149
                                                          13831                       13786                       13209
                                                          14407                       14856                       13110
                                                          14515                       14956                       13185
6/01                                                      14146                       14592                       13249
                                                          14163                       14449                       13579
                                                          13626                       13545                       13753
                                                          13092                       12452                       13880
                                                          13398                       12690                       14232
                                                          13965                       13663                       13998
                                                          14004                       13783                       13888
                                                          13819                       13582                       13990
                                                          13743                       13320                       14109
                                                          13990                       13821                       13822
                                                          13255                       12984                       14090
                                                          13172                       12888                       14220
6/02                                                      12613                       11971                       14341
                                                          12184                       11038                       14514
                                                          12195                       11110                       14839
                                                          11393                        9903                       15158
                                                          11928                       10774                       15014
                                                          12496                       11407                       15022
                                                          12073                       10738                       15420
                                                          11861                       10457                       15420
                                                          11780                       10301                       15694
                                                          11802                       10400                       15674
                                                          12406                       11256                       15841
                                                          12915                       11849                       16292
6/03                                                      13018                       12001                       16227
                                                          13087                       12212                       15546
                                                          13231                       12450                       15649
                                                          13186                       12318                       16145
                                                          13613                       13014                       15939
                                                          13708                       13129                       15982
                                                          14305                       13817                       16139
                                                          14386                       14070                       16286
                                                          14507                       14266                       16485
                                                          14370                       14050                       16637
                                                          14117                       13830                       16126
                                                          14235                       14020                       16043
6/04                                                      14470                       14292                       16109
                                                          14134                       13819                       16279
                                                          14217                       13874                       16624
                                                          14196                       14025                       16682
                                                          14211                       14239                       16827
                                                          14476                       14815                       16639
                                                          14841                       15319                       16816
                                                          14696                       14946                       16933
                                                          14888                       15260                       16822
                                                          14576                       14990                       16703
                                                          14543                       14706                       16954
                                                          14929                       15173                       17166
6/05                                                      14940                       15195                       17278
                                                          15341                       15760                       17084
                                                          15428                       15616                       17339
                                                          15493                       15743                       17112
                                                          15324                       15480                       16966
                                                          15776                       16065                       17053
                                                          15914                       16071                       17215
                                                          16229                       16496                       17183
                                                          16200                       16541                       17230
                                                          16266                       16747                       17040
                                                          16419                       16971                       16987
                                                          16088                       16483                       16977
6/06                                                      15937                       16505                       17016
                                                          16003                       16607                       17238
                                                          16386                       17002                       17511
                                                          16680                       17439                       17682
                                                          17103                       18007                       17793
                                                          17508                       18349                       18002
                                                          17618                       18607                       17865
                                                          17793                       18892                       17850
                                                          17683                       18524                       18158
                                                          17827                       18731                       18127
                                                          18387                       19560                       18233
                                                          19007                       20242                       18076
6/07                                                      18912                       19906                       18038

    --- ADVISERS IA               --- S&P 500 INDEX             -- LEHMAN BROTHERS
        $10,000 starting value        $10,000 starting value        GOVERNMENT/
        $18,912 ending value          $19,906 ending value          CREDIT BOND INDEX
                                                                    $10,000 starting value
                                                                    $18,038 ending value

S&P 500 INDEX is a market capitalization weighted price index composed of 500 widely held common stocks.

LEHMAN BROTHERS GOVERNMENT/CREDIT BOND INDEX is an unmanaged, market-value-weighted index of all debt obligations of the U.S. Treasury and U.S. Government agencies (excluding mortgage-backed securities) and of all publicly issued fixed-rate, nonconvertible, investment grade domestic corporate debt.

You cannot invest directly in the index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

AVERAGE ANNUAL RETURNS(2) (as of 6/30/07)

                          YTD*    1 YEAR   5 YEAR   10 YEAR
----------------------------------------------------------------
Advisers IA               7.35%   18.67%    8.44%    6.58%
----------------------------------------------------------------
Advisers IB(3)            7.21%   18.38%    8.17%    6.34%
----------------------------------------------------------------
S&P 500 Index             6.98%   20.60%   10.71%    7.13%
----------------------------------------------------------------
Lehman Brothers
  Government/Credit
  Bond Index              0.97%    6.00%    4.69%    6.08%
----------------------------------------------------------------

* Year to date returns ("YTD") are not annualized.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1) Growth of a $10,000 investment in Class IB shares will vary from the results seen on this page due to differences in the expense charged to this share class.

(2) Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.

(3) Class IB shares commenced on April 1, 1998. Class IB share performance prior to that date reflects Class IA share performance adjusted to reflect the 12b-1 fee of 0.25% applicable to Class IB shares. The performance after such date reflects actual Class IB share performance.

The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund's performance.

PORTFOLIO MANAGERS

STEVEN T. IRONS, CFA   PETER I. HIGGINS, CFA   JOHN C. KEOGH            CHRISTOPHER L. GOOTKIND, CFA
Senior Vice            Vice President          Senior Vice President,   Vice President
President, Partner                             Partner

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

The Class IA shares of Hartford Advisers HLS Fund returned 7.35% for the six-month period ended June 30, 2007, outperforming the S&P 500 Index, which returned 6.98%, and outperforming the Lehman Brothers Government/Credit Bond Index, which returned 0.97% for the same period. The Fund outperformed the 6.29% return of the average fund in the Lipper Mixed-Asset Target Allocation Growth Funds peer group, a group of funds that hold between 60%-80% in equity securities, with the remainder invested in bonds, cash, and cash equivalents.

WHY DID THE FUND PERFORM THIS WAY?

Markets were mixed for the first six months of the year. Equity markets as measured by the S&P 500 Index were up 6.98% but the bond market as measured by the Lehman Brothers Government/Credit Index rose only 0.97%. Robust corporate profitability and strong equity markets buoyed credit returns, in particular the lower quality BBB-rated credit sector.

The Fund has three primary levers to generate investment performance: equity investments, fixed income investments, and asset allocation among stocks, bonds, and cash. During the first half of the year both the equity portion and the fixed income portion of the Fund outperformed their respective benchmarks. Allocation was positive as the Fund's slight overweight (i.e. the Fund's sector position was greater than the benchmark position) to equities helped during the period.

Results in the equity portion of the Fund exceeded the market due to strong relative stock selection and sector allocation. Our strongest performing sectors were Information Technology, Materials, and Consumer Staples. Additionally, the Fund's overweight allocation to strong performing Materials helped relative returns.

Stocks that contributed to both relative (i.e. performance of the Fund as measured against the benchmark) and absolute (i.e. total return) results included First Data (Information Technology), Elan (Health Care), and Companhia Vale do Rio Doce (Materials). Software and Services firm First Data's stock experienced a sharp increase in price after the company agreed to be acquired by private equity investors. We eliminated our position and took profits. Dublin-based biotechnology company Elan's shares gained on investor optimism for promising drugs, including

--------------------------------------------------------------------------------

Bapineuzumab, a new antibody drug for treating Alzheimer's disease. We maintain our position in the holding. Brazilian diversified metals and mining company Companhia Vale do Rio Doce's stock price rose as the company benefited from tight iron ore markets and the successful refinancing of debt associated with the acquisition of Inco. Technology Hardware company Apple was among other top contributors to returns. Apple contributed significantly due to the markets excitement over the new iPhone.

Modestly offsetting these results was weak stock selection primarily in Consumer Discretionary stocks D R Horton and XM Satellite. Among other top detractors was Sanofi-Aventis (Health Care). Shares of homebuilder D R Horton fell as the company felt the pressures of the tighter mortgage lending standards and forecasted a dim outlook for the remainder of 2007. Satellite radio service company XM Satellite's stock tumbled with news and controversy surrounding the proposed merger with Sirius. Shares of French pharmaceutical company Sanofi-Aventis fell after the FDA did not approve their anti-obesity drug Acomplia (rimonabant). Among other top detractors was retailer Circuit City. Its shares declined as the company suffered from operating disappointments and a difficult consumer environment. We maintained our position in all four stocks as of the end of the period.
The fixed income portion of the fund outperformed it's benchmark during the first half of 2007. Contributing positively to relative results was the Fund's defensive duration (i.e. sensitivity to changes in interest rates) positioning as yields rose across the curve, the Fund's allocation to Treasury Inflation Protected Securities (TIPS) which outperformed on higher realized inflation related to the persistence of elevated gasoline prices, and the Fund's security selection within A-rated and BBB-rated credit. Detracting from relative performance was the Fund's out of benchmark allocations to mortgage-backed pass-throughs and commercial mortgage-backed securities (CMBS). The Fund held an allocation to mortgage-backed securities (MBS) and CMBS based on attractive valuations and our view that rates would be range-bound and that low volatility would persist. The spikes in interest rate volatility in February and June, higher absolute yields, increased supply from the refinancing of adjustable rate mortgages (ARMs) (i.e. adjustable rate mortgage), and widening swap spreads all led to negative excess returns for both of these sectors.

WHAT IS THE OUTLOOK?
The equity portion of Hartford Advisers HLS Fund is managed with a large cap, core approach. We apply a bottom-up investment process in constructing a diversified portfolio. We look for companies that exhibit some or all of the following characteristics: industry leadership, strong balance sheets, solid management teams, high return on equity, accelerating earnings, and/or attractive valuation with a catalyst. At the end of the period, the equity portion of the Fund was overweight the Information Technology, Health Care, and Telecommunication Services sectors, and underweight (i.e. the Fund's sector position was less than the benchmark position) the Utilities, Energy and Consumer Staples sectors.

We do not believe that the recent rise in Treasury market yields is indicative of a long-term move to dramatically higher rates. We expect that growth will persist below trend, that inflation will be contained and that the Federal Reserve will remain on hold at 5.25%. We believe that rates will trade within a range and have positioned the Fund with a neutral duration posture. From a sector standpoint, in the fixed income portion of the Fund, we favor spread sectors, in particular MBS and CMBS, over Governments.

The equity and fixed income managers will continue to work collaboratively to make decisions regarding portfolio weights in stocks, bonds, and cash. As of June 30, 2007, the Fund's equity exposure was at 66%, due to our belief that expected returns in equities are better than in bonds or cash.

DIVERSIFICATION BY INDUSTRY
as of June 30, 2007

                                                      PERCENTAGE OF
INDUSTRY                                               NET ASSETS
-------------------------------------------------------------------
Basic Materials                                             2.8%
-------------------------------------------------------------------
Capital Goods                                               0.7
-------------------------------------------------------------------
Consumer Cyclical                                           5.1
-------------------------------------------------------------------
Consumer Staples                                            5.5
-------------------------------------------------------------------
Energy                                                      5.6
-------------------------------------------------------------------
Finance                                                    25.1
-------------------------------------------------------------------
General Obligations                                         0.2
-------------------------------------------------------------------
Health Care                                                 6.5
-------------------------------------------------------------------
Services                                                    6.5
-------------------------------------------------------------------
Technology                                                 21.4
-------------------------------------------------------------------
Transportation                                              0.1
-------------------------------------------------------------------
U.S. Government Agencies                                    3.4
-------------------------------------------------------------------
U.S. Government Securities                                  9.6
-------------------------------------------------------------------
Utilities                                                   1.9
-------------------------------------------------------------------
Short-Term Investments                                     25.4
-------------------------------------------------------------------
Other Assets and Liabilities                              (19.8)
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

COMPOSITION BY SECTOR
as of June 30, 2007

                                                      PERCENTAGE OF
SECTOR                                                 NET ASSETS
-------------------------------------------------------------------
Asset & Commercial Mortgage Backed Securities               3.5%
-------------------------------------------------------------------
Common Stocks                                              65.6
-------------------------------------------------------------------
Corporate Bonds: Investment Grade                          12.0
-------------------------------------------------------------------
Corporate Bonds: Non-Investment Grade                       0.1
-------------------------------------------------------------------
Municipal Bonds                                             0.2
-------------------------------------------------------------------
U.S. Government Agencies                                    3.4
-------------------------------------------------------------------
U.S. Government Securities                                  9.6
-------------------------------------------------------------------
Short-Term Investments                                     25.4
-------------------------------------------------------------------
Other Assets and Liabilities                              (19.8)
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

Hartford Capital Appreciation HLS Fund inception 4/2/1984
(subadvised by Wellington Management Company, LLP)

PERFORMANCE OVERVIEW 6/30/97 - 6/30/07
Growth of a $10,000 investment(1)

(LINE GRAPH)

                                                                  CAPITAL APPRECIATION IA               RUSSELL 3000 INDEX
                                                                  -----------------------               ------------------
6/97                                                                       10000                              10000
                                                                           10828                              10784
                                                                           10699                              10347
                                                                           11410                              10933
                                                                           10727                              10566
                                                                           10642                              10971
                                                                           10679                              11190
                                                                           10583                              11248
                                                                           11584                              12053
                                                                           12041                              12650
                                                                           12254                              12775
                                                                           11715                              12459
6/98                                                                       11941                              12881
                                                                           11643                              12647
                                                                            9325                              10709
                                                                            9875                              11440
                                                                           10840                              12308
                                                                           11516                              13061
                                                                           12332                              13891
                                                                           12868                              14364
                                                                           12300                              13855
                                                                           13251                              14364
                                                                           13876                              15011
                                                                           13680                              14726
6/99                                                                       14440                              15470
                                                                           14286                              15001
                                                                           14112                              14830
                                                                           13634                              14450
                                                                           14552                              15356
                                                                           15333                              15786
                                                                           16951                              16794
                                                                           16608                              16135
                                                                           19171                              16285
                                                                           19636                              17560
                                                                           18605                              16942
                                                                           17989                              16466
6/00                                                                       19110                              16953
                                                                           19140                              16653
                                                                           21075                              17889
                                                                           20310                              17079
                                                                           19729                              16836
                                                                           18093                              15284
                                                                           19193                              15540
                                                                           20339                              16072
                                                                           19424                              14603
                                                                           18371                              13651
                                                                           19794                              14746
                                                                           20065                              14864
6/01                                                                       19478                              14590
                                                                           18759                              14349
                                                                           17821                              13503
                                                                           15770                              12312
                                                                           16227                              12599
                                                                           17397                              13569
                                                                           17862                              13760
                                                                           17384                              13588
                                                                           17015                              13310
                                                                           17668                              13893
                                                                           16716                              13163
                                                                           16654                              13011
6/02                                                                       15178                              12074
                                                                           13957                              11114
                                                                           14283                              11166
                                                                           13205                               9993
                                                                           14188                              10788
                                                                           15284                              11441
                                                                           14343                              10794
                                                                           14052                              10530
                                                                           13898                              10356
                                                                           13738                              10465
                                                                           14769                              11320
                                                                           15940                              12004
6/03                                                                       16361                              12166
                                                                           16660                              12444
                                                                           17285                              12721
                                                                           17219                              12582
                                                                           18570                              13344
                                                                           19036                              13528
                                                                           20421                              14147
                                                                           20757                              14442
                                                                           21515                              14636
                                                                           21528                              14462
                                                                           20714                              14163
                                                                           21155                              14369
6/04                                                                       22052                              14654
                                                                           20951                              14100
                                                                           20635                              14158
                                                                           21373                              14376
                                                                           21865                              14612
                                                                           23459                              15291
                                                                           24375                              15836
                                                                           23792                              15414
                                                                           24690                              15754
                                                                           23731                              15487
                                                                           23003                              15151
                                                                           23680                              15725
6/05                                                                       24132                              15835
                                                                           25409                              16484
                                                                           25645                              16327
                                                                           26604                              16470
                                                                           26114                              16162
                                                                           27561                              16792
                                                                           28165                              16805
                                                                           29707                              17367
                                                                           29397                              17398
                                                                           29897                              17698
                                                                           30763                              17890
                                                                           29554                              17318
6/06                                                                       29210                              17348
                                                                           28976                              17332
                                                                           29697                              17756
                                                                           30123                              18153
                                                                           31479                              18807
                                                                           32441                              19216
                                                                           32844                              19446
                                                                           33185                              19816
                                                                           32669                              19491
                                                                           33276                              19694
                                                                           34392                              20481
                                                                           36324                              21227
6/07                                                                       36607                              20830

    --- CAPITAL APPRECIATION IA                --- RUSSELL 3000 INDEX
        $10,000 starting value                     $10,000 starting value
        $36,607 ending value                       $20,830 ending value

RUSSELL 3000 INDEX is an unmanaged index that measures the performance of the 3,000 largest United States companies based on total market capitalization.

You cannot invest directly in the index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.


AVERAGE ANNUAL RETURNS(2) (as of 6/30/07)

                           YTD*   1 YEAR  5 YEAR  10 YEAR
--------------------------------------------------------------
Capital Appreciation IA   11.46%  25.32%  19.25%   13.86%
--------------------------------------------------------------
Capital Appreciation
  IB(3)                   11.32%  25.01%  18.96%   13.60%
--------------------------------------------------------------
Russell 3000 Index         7.11%  20.07%  11.52%    7.61%
--------------------------------------------------------------

* Year to date returns ("YTD") are not annualized.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1) Growth of a $10,000 investment in Class IB shares will vary from the results seen on this page due to differences in the expense charged to this share class.
(2) Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.
(3) Class IB shares commenced on April 1, 1998. Class IB share performance prior to that date reflects Class IA share performance adjusted to reflect the 12b-1 fee of 0.25% applicable to Class IB shares. The performance after such date reflects actual Class IB share performance.

The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund's performance.

PORTFOLIO MANAGERS

TEAM I                            TEAM II
SAUL J. PANNELL, CFA              MARIO E. ABULARACH, CFA        PETER I. HIGGINS, CFA       JAMES N. MORDY
Senior Vice President, Partner    Vice President, Equity         Vice President              Senior Vice President,
                                  Research Analyst                                           Partner
FRANK D. CATRICKES, CFA                                          JEFFREY L. KRIPKE
Senior Vice President, Partner    NICOLAS M. CHOUMENKOVITCH      Vice President              DAVID W. PALMER, CFA
                                  Vice President                                             Vice President
                                                                 PAUL E. MARRKAND, CFA
                                  DAVID R. FASSNACHT, CFA        Vice President
                                  Senior Vice President,
                                  Partner

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

The Class IA shares of Hartford Capital Appreciation HLS Fund returned 11.46% for the six-month period ended June 30, 2007, outperforming its benchmark, the Russell 3000 Index, which returned 7.11% for the same period. The Fund also outperformed the 8.00% return of the average fund in the Lipper Multi-Cap Core Funds peer group, a group of funds with investment strategies similar to those of the Fund.

WHY DID THE FUND PERFORM THIS WAY?

U.S. equity markets advanced during the period, supported by continued strength in corporate earnings and a solidifying global economy. Mid-cap stocks set the pace for the six months ended June 30, rising 9.9% as measured by the Russell Midcap Index. In a reversal of the last several years' experience, large-cap stocks led small-cap stocks by 0.7%, when measured using the Russell 1000 Index and Russell 2000 Index, respectively. In another change in leadership, growth stocks outpaced their value peers, as the Russell 3000 Growth Index rose 8.22% versus a Russell 3000 Value Index return of 6.01%. Nine of ten sectors within the Russell 3000 rose, led by Materials and Energy. Financials stocks fell during the period.

Stock selection was the primary driver of the Fund's outperformance versus its benchmark. Topping the list were stocks in the Materials sector, with strong relative (i.e. performance of the Fund as measured against the benchmark) and absolute (i.e. total return) contributions from metals stocks Cia Vale do Rio Doce (CVRD), Freeport-McMoRan, and Rio Tinto. CVRD, a diversified Brazilian metals and mining company, benefited from tight iron ore markets and the successful refinancing of debt associated with the acquisition of Inco. Energy sector performance benefited from strong relative and absolute contributions from oil and gas producer XTO Energy and Canadian uranium miner Cameco. In Financials, wealth manager Julius Baer and Brazilian bank Unibanco were additive to absolute and relative returns. Julius Baer benefited from positive cash flows and robust equity

--------------------------------------------------------------------------------

markets. Unibanco continued to rise on solid consumer loan growth and robust asset quality. The Fund also benefited from sector positioning, which is a fall out of the stock selection process, largely due to overweight (i.e. the Fund's sector position was greater than the benchmark position) positions in surging Materials and Energy stocks and an underweight (i.e. the Fund's sector position was less than the benchmark position) allocation to the weak Financials sector.

The Fund trailed its benchmark primarily in the Utilities and Consumer Discretionary sectors. Stocks with the largest negative absolute and relative contributions to performance were British Energy, Nortel Networks, Toyota, and Constellation Brands. U.K. utility British Energy saw its shares fall on news of lower prices, higher costs, and falling utilization rates, and we eliminated our position in the stock. Shares of Canadian phone equipment manufacturer Nortel tumbled on news that it would have to delay the filing of its 2006 annual report and restate prior years' financial results. We believe that Nortel's new management team will be successful in achieving significant cost cuts and driving profitability higher. We also expect Nortel to benefit from an improving pricing environment and expected increases in capital expenditures for wireline equipment. Automotive titan Toyota saw its shares fall when the company pre-announced earnings below analysts' expectations. We reduced our position in the company. Shares in wine and spirits producer Constellation Brands ratcheted lower when the company guided 2008 earnings expectations down. We exited our position in the stock.
WHAT IS THE OUTLOOK?

We continue to focus our efforts on picking stocks one-at-a-time based on detailed fundamental research. These bottom-up investment decisions have resulted in a sizeable absolute weight in the Information Technology sector. Top positions include internet search giant Google, communications equipment companies Nortel and Cisco, and enterprise software firm Oracle. Energy is now the second largest sector in the Fund, followed by Financials, Materials, and Industrials. We have lower exposure to the Utilities and Telecommunication Services sectors. Relative to the benchmark, our largest exposures are Materials, Energy, and Information Technology, while our greatest underweights are in the Financials, Health Care, and Consumer Staples sectors.

DIVERSIFICATION BY COUNTRY
as of June 30, 2007

                                                      PERCENTAGE OF
COUNTRY                                                NET ASSETS
-------------------------------------------------------------------
Austria                                                     0.6%
-------------------------------------------------------------------
Brazil                                                      4.2
-------------------------------------------------------------------
Canada                                                      6.1
-------------------------------------------------------------------
China                                                       0.8
-------------------------------------------------------------------
Finland                                                     0.1
-------------------------------------------------------------------
France                                                      1.6
-------------------------------------------------------------------
Germany                                                     0.8
-------------------------------------------------------------------
Hong Kong                                                   0.4
-------------------------------------------------------------------
India                                                       0.4
-------------------------------------------------------------------
Ireland                                                     0.1
-------------------------------------------------------------------
Israel                                                      0.9
-------------------------------------------------------------------
Italy                                                       0.5
-------------------------------------------------------------------
Japan                                                       3.2
-------------------------------------------------------------------
Luxembourg                                                  0.2
-------------------------------------------------------------------
Netherlands                                                 0.1
-------------------------------------------------------------------
Norway                                                      0.1
-------------------------------------------------------------------
Russia                                                      1.3
-------------------------------------------------------------------
South Africa                                                0.8
-------------------------------------------------------------------
South Korea                                                 0.5
-------------------------------------------------------------------
Sweden                                                      0.5
-------------------------------------------------------------------
Switzerland                                                 3.1
-------------------------------------------------------------------
Taiwan                                                      0.8
-------------------------------------------------------------------
Turkey                                                      1.4
-------------------------------------------------------------------
United Kingdom                                              5.5
-------------------------------------------------------------------
United States                                              65.1
-------------------------------------------------------------------
Short-Term Investments                                     13.2
-------------------------------------------------------------------
Other Assets and Liabilities                              (12.3)
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

DIVERSIFICATION BY INDUSTRY
as of June 30, 2007

                                                      PERCENTAGE OF
INDUSTRY                                               NET ASSETS
-------------------------------------------------------------------
Basic Materials                                            14.9%
-------------------------------------------------------------------
Capital Goods                                               6.9
-------------------------------------------------------------------
Consumer Cyclical                                           8.3
-------------------------------------------------------------------
Consumer Staples                                            2.8
-------------------------------------------------------------------
Energy                                                     12.0
-------------------------------------------------------------------
Finance                                                    15.9
-------------------------------------------------------------------
Health Care                                                 6.7
-------------------------------------------------------------------
Services                                                    2.7
-------------------------------------------------------------------
Technology                                                 26.8
-------------------------------------------------------------------
Transportation                                              0.8
-------------------------------------------------------------------
Utilities                                                   1.3
-------------------------------------------------------------------
Short-Term Investments                                     13.2
-------------------------------------------------------------------
Other Assets and Liabilities                              (12.3)
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

Hartford Dividend and Growth HLS Fund inception 3/9/1994
(subadvised by Wellington Management Company, LLP)

PERFORMANCE OVERVIEW 6/30/97 - 6/30/07
Growth of a $10,000 investment(1)

(LINE GRAPH)

                                                 DIVIDEND AND GROWTH IA           S&P 500 INDEX         RUSSELL 1000 VALUE INDEX
                                                 ----------------------           -------------         ------------------------
6/97                                                      10000                       10000                       10000
                                                          10595                       10795                       10752
                                                          10095                       10191                       10369
                                                          10705                       10749                       10996
                                                          10389                       10390                       10689
                                                          10823                       10871                       11161
                                                          11033                       11057                       11487
                                                          11193                       11179                       11325
                                                          11690                       11985                       12087
                                                          12327                       12599                       12826
                                                          12269                       12725                       12912
                                                          12238                       12507                       12721
6/98                                                      12238                       13014                       12884
                                                          12154                       12876                       12656
                                                          10614                       11014                       10773
                                                          11321                       11720                       11391
                                                          12110                       12673                       12273
                                                          12476                       13441                       12845
                                                          12844                       14215                       13282
                                                          12735                       14809                       13389
                                                          12550                       14349                       13200
                                                          12872                       14923                       13473
                                                          13662                       15501                       14731
                                                          13316                       15135                       14569
6/99                                                      13772                       15975                       14992
                                                          13340                       15476                       14553
                                                          12995                       15399                       14013
                                                          12662                       14977                       13523
                                                          13406                       15925                       14302
                                                          13341                       16248                       14190
                                                          13526                       17205                       14258
                                                          12983                       16341                       13793
                                                          12268                       16032                       12768
                                                          13624                       17599                       14326
                                                          13460                       17070                       14160
                                                          13745                       16720                       14309
6/00                                                      13322                       17132                       13655
                                                          13321                       16864                       13826
                                                          14095                       17911                       14595
                                                          14227                       16966                       14729
                                                          14525                       16894                       15091
                                                          14234                       15563                       14531
                                                          15008                       15639                       15259
                                                          14794                       16194                       15317
                                                          14648                       14718                       14891
                                                          14183                       13786                       14365
                                                          14912                       14856                       15070
                                                          15180                       14956                       15408
6/01                                                      14796                       14592                       15066
                                                          14906                       14448                       15034
                                                          14421                       13545                       14432
                                                          13480                       12452                       13416
                                                          13487                       12689                       13301
                                                          14238                       13663                       14074
                                                          14402                       13783                       14406
                                                          14436                       13582                       14295
                                                          14673                       13320                       14318
                                                          15082                       13821                       14995
                                                          14449                       12983                       14481
                                                          14586                       12888                       14553
6/02                                                      13808                       11970                       13718
                                                          12698                       11038                       12443
                                                          12611                       11110                       12537
                                                          11220                        9903                       11143
                                                          12072                       10774                       11968
                                                          12904                       11407                       12722
                                                          12353                       10737                       12169
                                                          11934                       10457                       11875
                                                          11689                       10300                       11558
                                                          11669                       10400                       11577
                                                          12542                       11256                       12597
                                                          13350                       11849                       13410
6/03                                                      13471                       12000                       13577
                                                          13606                       12212                       13780
                                                          13909                       12450                       13994
                                                          13749                       12318                       13858
                                                          14405                       13014                       14706
                                                          14676                       13128                       14905
                                                          15663                       13816                       15824
                                                          15711                       14070                       16102
                                                          16009                       14265                       16447
                                                          15808                       14050                       16303
                                                          15662                       13830                       15905
                                                          15677                       14019                       16067
6/04                                                      16086                       14292                       16447
                                                          15732                       13819                       16215
                                                          15858                       13874                       16446
                                                          16137                       14025                       16701
                                                          16317                       14239                       16978
                                                          17009                       14815                       17837
                                                          17609                       15319                       18434
                                                          17182                       14945                       18107
                                                          17802                       15260                       18707
                                                          17452                       14990                       18450
                                                          17088                       14706                       18120
                                                          17390                       15173                       18556
6/05                                                      17479                       15195                       18759
                                                          18101                       15760                       19302
                                                          18106                       15616                       19218
                                                          18437                       15742                       19488
                                                          18010                       15480                       18993
                                                          18567                       16065                       19617
                                                          18659                       16070                       19734
                                                          19328                       16496                       20501
                                                          19230                       16540                       20626
                                                          19544                       16746                       20905
                                                          20064                       16971                       21437
                                                          19632                       16483                       20895
6/06                                                      19667                       16505                       21029
                                                          20029                       16607                       21540
                                                          20403                       17001                       21900
                                                          20781                       17439                       22337
                                                          21497                       18007                       23068
                                                          22008                       18349                       23595
                                                          22458                       18606                       24124
                                                          22701                       18892                       24433
                                                          22349                       18524                       24052
                                                          22731                       18730                       24424
                                                          23780                       19560                       25326
                                                          24726                       20242                       26240
6/07                                                      24503                       19905                       25627

    --- DIVIDEND AND GROWTH IA  -- RUSSELL 1000 VALUE INDEX   --- S&P 500 INDEX
        $10,000 starting value      $10,000 starting value        $10,000 starting value
        $24,503 ending value        $25,627 ending value          $19,905 ending value

S&P 500 INDEX is a market capitalization weighted price index composed of 500 widely held common stocks.

RUSSELL 1000 VALUE INDEX is an unmanaged index measuring the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values.

You cannot invest directly in an index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.


AVERAGE ANNUAL RETURNS(2) (as of 6/30/07)

                          YTD*    1 YEAR   5 YEAR   10 YEAR
----------------------------------------------------------------
Dividend and Growth IA    9.11%   24.59%   12.16%    9.38%
----------------------------------------------------------------
Dividend and Growth
  IB(3)                   8.97%   24.28%   11.88%    9.13%
----------------------------------------------------------------
Russell 1000 Value Index  6.23%   21.87%   13.31%    9.87%
----------------------------------------------------------------
S&P 500 Index             6.98%   20.60%   10.71%    7.13%
----------------------------------------------------------------

* Year to date returns ("YTD") are not annualized.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1) Growth of a $10,000 investment in Class IB shares will vary from the results seen on this page due to differences in the expense charged to this share class.

(2) Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.

(3) Class IB shares commenced on April 1, 1998. Class IB share performance prior to that date reflects Class IA share performance adjusted to reflect the 12b-1 fee of 0.25% applicable to Class IB shares. The performance after such date reflects actual Class IB share performance.

The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund's performance.

PORTFOLIO MANAGER

EDWARD P. BOUSA, CFA
Senior Vice President, Partner
--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

The Class IA shares of Hartford Dividend and Growth HLS Fund returned 9.11% for the six-month period ended June 30, 2007. The Fund outperformed its benchmark, the S&P 500 Index, which returned 6.98% over the same period and the Lipper Equity Income Average, a group of funds with investment strategies similar to those of the Fund, which returned 7.34%.

WHY DID THE FUND PERFORM THIS WAY?

During the period, U.S. equities posted strong returns supporting the Fund's positive absolute (i.e. total return) returns. Nine out of the ten broad industry sectors of the Fund's S&P 500 Index benchmark posted strong positive returns. Energy (+17%), Materials (+16%) and Telecommunication Services (+15%) were the top performers while Financials (-1%), was the only negative performing sector.

The Fund's outperformance relative (i.e. performance of the Fund as measured against the benchmark) to the S&P 500 Index was attributable to a combination of strong stock selection and sector allocation. Stock selection was strongest within Health Care, Consumer Staples and Materials. Additionally, the Fund's overweight (i.e. the Fund's sector position was greater than the benchmark position) positions in Energy and Materials and underweight (i.e. the Fund's sector position was less than the benchmark position) position in Financials were additive to performance.

The top three relative contributors to performance during the period were Schering-Plough (Health Care), EnCana (Energy) and Alcoa (Materials). In addition, AT&T (Telecommunication Services) was the largest contributor on an absolute basis. Schering-Plough's shares benefited from investor recognition of their high value cholesterol franchise and from the company's announcement that their much anticipated thrombin receptor antagonist (TRA) would be moving into Phase 3 trials as a treatment for Acute Coronary Syndrome. EnCana's shares benefited from stronger than expected natural gas prices and record crack spreads "(i.e. the spread, or margin, that a refinery can earn by cracking a barrel of oil into refined products.)" Alcoa's share price moved substantially higher following the company's hostile takeover bid for Alcan. AT&T's shares continue to benefit from cost synergies following their merger with BellSouth and also from firmer pricing. All four stocks were held in the Fund at the end of the period.

The largest detractors from relative returns included Financials stocks MBIA and Bank of America and Health Care stock Sanofi-Aventis. The financial sector has underperformed due to continued pricing pressures in the banking industry as well as emerging credit

--------------------------------------------------------------------------------

issues, particularly sub-prime mortgages. We have tried to position the Fund in names with limited exposure to sub-prime loans, and also have more diversified revenue streams to offset the competitive pressures in the industry, such as Bank of America. Drug maker Sanofi-Aventis' shares struggled in anticipation of the U.S. FDA's rejection of its weight loss drug Accomplia. We held our positions in these stocks at the end of the period. Not owning Apple (Information Technology), whose stock reacted strongly in anticipation of the iPhone, was also a significant detractor.

WHAT IS THE OUTLOOK?

Our discipline is focused on identifying industries where supply/demand remains favorable. We remain overweight Energy, as global demand remains strong and supply is constrained on a slowdown in spending as well as Iran-related issues. Also, we continue to see favorable supply/demand characteristics in the agriculture markets. Given the continued weakness in the housing sector, we have increased focus on some of the out-of-favor names but have not acted as yet.

Based on these views and our bottom-up stock selection, relative to the S&P 500 Index, at the end of the period, the Fund was overweight Energy, Materials, Consumer Staples, Utilities, Telecommunication Services, and Industrials and underweight Information Technology, Financials, Consumer Discretionary, and Health Care.

DIVERSIFICATION BY INDUSTRY
as of June 30, 2007

                                                      PERCENTAGE OF
INDUSTRY                                               NET ASSETS
-------------------------------------------------------------------
Basic Materials                                             7.5%
-------------------------------------------------------------------
Capital Goods                                               4.5
-------------------------------------------------------------------
Consumer Cyclical                                           8.5
-------------------------------------------------------------------
Consumer Staples                                            6.7
-------------------------------------------------------------------
Energy                                                     17.3
-------------------------------------------------------------------
Finance                                                    16.0
-------------------------------------------------------------------
Health Care                                                 9.7
-------------------------------------------------------------------
Services                                                    7.5
-------------------------------------------------------------------
Technology                                                 15.4
-------------------------------------------------------------------
Transportation                                              0.6
-------------------------------------------------------------------
Utilities                                                   5.2
-------------------------------------------------------------------
Short-Term Investments                                     10.1
-------------------------------------------------------------------
Other Assets and Liabilities                               (9.0)
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

Hartford International Opportunities HLS Fund inception 7/2/1990
(subadvised by Wellington Management Company, LLP)

PERFORMANCE OVERVIEW 6/30/97 - 6/30/07
Growth of a $10,000 investment(1)

(LINE GRAPH)

                                                             INTERNATIONAL OPPORTUNITIES IA    MSCI ALL COUNTRY WORLD EX US INDEX
                                                             ------------------------------    ----------------------------------
6/97                                                                     10000                                10000
                                                                         10296                                10202
                                                                          9539                                 9400
                                                                         10059                                 9908
                                                                          9298                                 9065
                                                                          9151                                 8951
                                                                          9099                                 9054
                                                                          9205                                 9325
                                                                          9828                                 9947
                                                                         10296                                10291
                                                                         10533                                10365
                                                                         10604                                10177
6/98                                                                     10622                                10139
                                                                         10734                                10235
                                                                          9170                                 8792
                                                                          8818                                 8606
                                                                          9464                                 9507
                                                                         10014                                10018
                                                                         10297                                10363
                                                                         10594                                10352
                                                                         10339                                10120
                                                                         10929                                10609
                                                                         11346                                11140
                                                                         10876                                10616
6/99                                                                     11409                                11104
                                                                         11702                                11365
                                                                         11719                                11404
                                                                         11788                                11481
                                                                         12183                                11909
                                                                         12881                                12385
                                                                         14401                                13566
                                                                         13592                                12830
                                                                         14579                                13177
                                                                         14446                                13672
                                                                         13649                                12909
                                                                         13077                                12579
6/00                                                                     13586                                13115
                                                                         13167                                12597
                                                                         13346                                12753
                                                                         12655                                12045
                                                                         12048                                11662
                                                                         11504                                11139
                                                                         11938                                11520
                                                                         12009                                11692
                                                                         11047                                10767
                                                                         10262                                10006
                                                                         11030                                10686
                                                                         10603                                10391
6/01                                                                     10265                                 9993
                                                                         10041                                 9770
                                                                          9762                                 9528
                                                                          8732                                 8517
                                                                          8965                                 8755
                                                                          9498                                 9156
                                                                          9702                                 9274
                                                                          9267                                 8877
                                                                          9295                                 8941
                                                                          9813                                 9463
                                                                          9768                                 9488
                                                                          9887                                 9591
6/02                                                                      9453                                 9177
                                                                          8493                                 8282
                                                                          8395                                 8283
                                                                          7401                                 7405
                                                                          7950                                 7802
                                                                          8324                                 8177
                                                                          7962                                 7913
                                                                          7612                                 7635
                                                                          7392                                 7480
                                                                          7242                                 7335
                                                                          7907                                 8042
                                                                          8362                                 8554
6/03                                                                      8498                                 8791
                                                                          8746                                 9025
                                                                          9068                                 9294
                                                                          9144                                 9554
                                                                          9690                                10173
                                                                          9890                                10395
                                                                         10597                                11189
                                                                         10730                                11369
                                                                         10983                                11658
                                                                         11059                                11729
                                                                         10759                                11365
                                                                         10836                                11390
6/04                                                                     11107                                11648
                                                                         10603                                11308
                                                                         10620                                11399
                                                                         10940                                11765
                                                                         11349                                12175
                                                                         12047                                13020
                                                                         12513                                13579
                                                                         12295                                13345
                                                                         12655                                14003
                                                                         12360                                13623
                                                                         12141                                13287
                                                                         12204                                13371
6/05                                                                     12447                                13622
                                                                         13061                                14125
                                                                         13415                                14486
                                                                         13893                                15234
                                                                         13345                                14679
                                                                         13630                                15172
                                                                         14343                                15902
                                                                         15358                                17011
                                                                         15078                                16962
                                                                         15589                                17455
                                                                         16465                                18355
                                                                         15740                                17509
6/06                                                                     15675                                17491
                                                                         15731                                17670
                                                                         16137                                18171
                                                                         15980                                18183
                                                                         16593                                18923
                                                                         17232                                19610
                                                                         17851                                20221
                                                                         18087                                20297
                                                                         17923                                20421
                                                                         18345                                20996
                                                                         19074                                21970
                                                                         19651                                22572
6/07                                                                     19828                                22764

    --- INTERNATIONAL OPPORTUNITIES IA        --- MSCI ALL COUNTRY WORLD EX US INDEX
        $10,000 starting value                    $10,000 starting value
        $19,828 ending value                      $22,764 ending value

MSCI ALL COUNTRY WORLD EX US INDEX is a broad based, unmanaged, market capitalization weighted, total return index that measures the performance of both developed and emerging stock markets, excluding the United States. The index is calculated to companies and share classes which cannot be freely purchased by foreigners.

You cannot invest directly in the index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

AVERAGE ANNUAL RETURNS(2) (as of 6/30/07)

                                  YTD*   1 YEAR  5 YEAR  10 YEAR
---------------------------------------------------------------------
International Opportunities IA   11.08%  26.50%  15.97%    7.08%
---------------------------------------------------------------------
International Opportunities
 IB(3)                           10.94%  26.18%  15.68%    6.85%
---------------------------------------------------------------------
MSCI All Country World ex US
 Index                           12.58%  30.15%  19.93%    8.57%
---------------------------------------------------------------------

 * Year to date returns ("YTD") are not annualized.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1) Growth of a $10,000 investment in Class IB shares will vary from the results seen on this page due to differences in the expense charged to this share class.
(2) Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.
(3) Class IB shares commenced on April 1, 1998. Class IB share performance prior to that date reflects Class IA share performance adjusted to reflect the 12b-1 fee of 0.25% applicable to Class IB shares. The performance after such date reflects actual Class IB share performance.

The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund's performance.

PORTFOLIO MANAGER

NICOLAS M. CHOUMENKOVITCH
Vice President

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

The Class IA shares of Hartford International Opportunities HLS Fund returned 11.08% for the six-month period ended June 30, 2007, underperforming its benchmark, MSCI All Country World ex US Index, which returned 12.58% for the same period. The Fund outperformed the 10.65% return of the average fund in the Lipper International Core Funds VA-UF Average Funds peer group, a group of funds with investment strategies similar to those of the Fund.

WHY DID THE FUND PERFORM THIS WAY?

International equities, as measured by the MSCI All Country World ex US Index, advanced during the six-month period, led by the Materials, Industrials and Energy sectors. Health Care, Financials, and Information Technology were the weakest areas of the market. Regionally, North America, the Pacific ex-Japan, and Emerging Markets were the strongest markets, while Japan lagged.

The Fund underperformed its benchmark as favorable stock selection within Financials and Consumer Discretionary was more than offset by weak stock selection in Information Technology, Consumer Staples, and Telecommunication Services. In addition, the Fund's performance was negatively impacted by sector exposures, including an underweight (i.e. the Fund's sector position was less than the benchmark position) allocation to the strong performing Materials sector, and overweights (i.e. the Fund's sector position was greater than the benchmark position) to the weaker Information Technology and Consumer Discretionary sectors. Regionally, underweight to stocks in Japan and the U.K., as well as an overweight allocation to North America were additive to relative (i.e. performance of the Fund as measured against the benchmark) performance. Stock selection was strongest within the U.K. and North America (primarily Canada).

Relative to the benchmark, leading detractors were Soitec (Semiconductors & Semiconductor Equipment), Melco PBL Entertainment (Consumer Services), and Nortel Networks (Technology Hardware). We sold Soitec's shares due to concerns that business trends were softer than expected. Soitec's main customer, Advanced Micro Devices (AMD), continues to experience difficult near-term prospects. Melco was affected by continued concerns over competitive pressures in Macau, which brought down the Macau gaming sector. Nortel, the large Canadian phone equipment manufacturer, tumbled on news that it would have to delay the filing of its 2006 annual report and restate prior years' financial results. However, we believe that Nortel's new management team will be successful in significantly cutting costs and driving profitability higher.

--------------------------------------------------------------------------------

The leading contributors to benchmark-relative performance were Cia Vale do Rio Doce (Materials), Research in Motion (Technology Hardware), and Hong Kong Exchanges (Diversified Financials). Cia Vale do Rio Doce benefited from tight iron ore markets and the successful refinancing of debt associated with the acquisition of Inco. We trimmed our position but continue to expect the firm to surprise on the upside in light of rising Chinese iron ore demand. Research in Motion reported earnings well ahead of consensus expectations on stronger-than-expected sales of its Blackberry wireless e-mail device. Hong Kong Exchanges has seen strong performance due to investors' positive sentiment towards the Chinese market.

WHAT IS THE OUTLOOK?

At the regional level, we are overweight Europe ex-U.K., where we expect the economy and profit cycle to remain strong, driven by positive trends in global growth. In Germany, we see compelling restructuring themes within Industrials and Auto sectors, and expect valuation multiples to continue to expand. We are underweight Japan, where we are concerned about long-term secular growth trends, though we continue to look for opportunities on a name by name basis.

We have a positive long term view on China, where we expect growth to continue to surprise positively. Within Emerging Markets, we look for companies with leading market share and top management teams to execute on growth strategies. Our holding in China Merchant Bank is such an example.

At the sector level, we increased exposure to capital goods, particularly companies with broad geographic reach who are benefiting from rapid infrastructure growth in international markets, primarily in Asia. The Portfolio is overweight Information Technology, where we see compelling values in top brands, market share gainers, and leading technologies with a defensible intellectual property position. Within Financials, we have limited exposure to banks, as peaking credit quality, slow loan growth, and tight net interest margins continue to create headwinds, and instead favor asset managers and exchanges.

At a meeting held on May 8-9, 2007, the Board of Directors of Hartford HLS Series Fund II, Inc. unanimously approved on behalf of Hartford International Stock HLS Fund (the "Acquired Fund"), and the Board of Directors of Hartford Series Fund, Inc. unanimously approved on behalf of Hartford International Opportunities HLS Fund (the "Acquiring Fund"), the reorganization of the Acquired Fund with and into the Acquiring Fund. The Board of Directors of HLS Series Fund II, Inc. has called for a Special Meeting of Shareholders of the Acquired Fund to be held on or about September 25, 2007, for the purpose of seeking the approval of the reorganization.

DIVERSIFICATION BY INDUSTRY
as of June 30, 2007

                                                      PERCENTAGE OF
INDUSTRY                                               NET ASSETS
-------------------------------------------------------------------
Basic Materials                                            12.9%
-------------------------------------------------------------------
Capital Goods                                               2.5
-------------------------------------------------------------------
Consumer Cyclical                                          10.1
-------------------------------------------------------------------
Consumer Staples                                            8.1
-------------------------------------------------------------------
Energy                                                      7.7
-------------------------------------------------------------------
Finance                                                    22.6
-------------------------------------------------------------------
Health Care                                                 4.8
-------------------------------------------------------------------
Services                                                    1.7
-------------------------------------------------------------------
Technology                                                 18.7
-------------------------------------------------------------------
Transportation                                              4.9
-------------------------------------------------------------------
Utilities                                                   2.9
-------------------------------------------------------------------
Short-Term Investments                                     27.2
-------------------------------------------------------------------
Other Assets and Liabilities                              (24.1)
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

DIVERSIFICATION BY COUNTRY
as of June 30, 2007

                                                      PERCENTAGE OF
COUNTRY                                                NET ASSETS
-------------------------------------------------------------------
Australia                                                   0.9%
-------------------------------------------------------------------
Belgium                                                     0.5
-------------------------------------------------------------------
Brazil                                                      3.5
-------------------------------------------------------------------
Canada                                                      8.4
-------------------------------------------------------------------
China                                                       3.6
-------------------------------------------------------------------
Egypt                                                       1.4
-------------------------------------------------------------------
Finland                                                     2.2
-------------------------------------------------------------------
France                                                      6.4
-------------------------------------------------------------------
Germany                                                     9.2
-------------------------------------------------------------------
Greece                                                      0.6
-------------------------------------------------------------------
Hong Kong                                                   6.4
-------------------------------------------------------------------
Ireland                                                     1.7
-------------------------------------------------------------------
Italy                                                       6.3
-------------------------------------------------------------------
Japan                                                      12.8
-------------------------------------------------------------------
Luxembourg                                                  1.0
-------------------------------------------------------------------
Mexico                                                      0.9
-------------------------------------------------------------------
Netherlands                                                 5.6
-------------------------------------------------------------------
Norway                                                      1.4
-------------------------------------------------------------------
Russia                                                      3.5
-------------------------------------------------------------------
Singapore                                                   0.5
-------------------------------------------------------------------
South Africa                                                1.2
-------------------------------------------------------------------
South Korea                                                 0.6
-------------------------------------------------------------------
Spain                                                       1.2
-------------------------------------------------------------------
Sweden                                                      0.9
-------------------------------------------------------------------
Switzerland                                                 5.1
-------------------------------------------------------------------
Turkey                                                      0.5
-------------------------------------------------------------------
United Kingdom                                             10.0
-------------------------------------------------------------------
United States                                               0.6
-------------------------------------------------------------------
Short-Term Investments                                     27.2
-------------------------------------------------------------------
Other Assets and Liabilities                              (24.1)
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

Hartford Small Company HLS Fund inception 8/9/1996
(subadvised by: Wellington Management Company, LLP,
                Hartford Investment Management Company)

PERFORMANCE OVERVIEW 6/30/97 - 6/30/07
Growth of a $10,000 investment(1)

(LINE GRAPH)

                                                                      SMALL COMPANY IA              RUSSELL 2000 GROWTH INDEX
                                                                      ----------------              -------------------------
6/97                                                                       10000                              10000
                                                                           10428                              10512
                                                                           10660                              10828
                                                                           11700                              11692
                                                                           10983                              10990
                                                                           10793                              10728
                                                                           10716                              10734
                                                                           10373                              10590
                                                                           11557                              11525
                                                                           12040                              12009
                                                                           12160                              12083
                                                                           11526                              11205
6/98                                                                       11668                              11319
                                                                           11253                              10374
                                                                            8567                               7979
                                                                            9368                               8788
                                                                           10056                               9247
                                                                           10718                               9964
                                                                           11961                              10866
                                                                           12550                              11354
                                                                           11204                              10316
                                                                           12181                              10683
                                                                           13195                              11627
                                                                           13466                              11645
6/99                                                                       14597                              12258
                                                                           14575                              11879
                                                                           14268                              11435
                                                                           14592                              11656
                                                                           15084                              11954
                                                                           16727                              13218
                                                                           19835                              15548
                                                                           19193                              15403
                                                                           22605                              18987
                                                                           22202                              16991
                                                                           20237                              15276
                                                                           17979                              13938
6/00                                                                       20556                              15738
                                                                           18849                              14390
                                                                           20361                              15903
                                                                           19479                              15113
                                                                           18286                              13886
                                                                           16042                              11365
                                                                           17233                              12061
                                                                           16512                              13037
                                                                           14704                              11250
                                                                           13449                              10227
                                                                           15292                              11479
                                                                           15106                              11745
6/01                                                                       15349                              12065
                                                                           14534                              11036
                                                                           13929                              10347
                                                                           11728                               8677
                                                                           12688                               9512
                                                                           13911                              10306
                                                                           14662                              10948
                                                                           14428                              10558
                                                                           13763                               9875
                                                                           14794                              10733
                                                                           14431                              10501
                                                                           13870                               9887
6/02                                                                       12928                               9048
                                                                           10832                               7658
                                                                           10618                               7654
                                                                           10184                               7101
                                                                           10555                               7461
                                                                           11210                               8200
                                                                           10230                               7634
                                                                            9965                               7426
                                                                            9784                               7228
                                                                           10126                               7338
                                                                           11195                               8032
                                                                           12429                               8937
6/03                                                                       12824                               9109
                                                                           13732                               9798
                                                                           14414                              10324
                                                                           13911                              10063
                                                                           15211                              10932
                                                                           15643                              11288
                                                                           15945                              11339
                                                                           16600                              11935
                                                                           16631                              11916
                                                                           16960                              11972
                                                                           16087                              11371
                                                                           16384                              11597
6/04                                                                       16754                              11983
                                                                           15377                              10907
                                                                           14736                              10673
                                                                           15883                              11263
                                                                           16185                              11536
                                                                           17126                              12511
                                                                           17888                              12961
                                                                           16889                              12377
                                                                           17477                              12547
                                                                           17251                              12076
                                                                           16495                              11308
                                                                           17635                              12105
6/05                                                                       18635                              12497
                                                                           19770                              13370
                                                                           19845                              13182
                                                                           20399                              13286
                                                                           19894                              12795
                                                                           21122                              13520
                                                                           21645                              13499
                                                                           23588                              14802
                                                                           23435                              14723
                                                                           24480                              15438
                                                                           24977                              15394
                                                                           23689                              14310
6/06                                                                       23087                              14319
                                                                           22152                              13575
                                                                           22406                              13973
                                                                           22513                              14067
                                                                           23413                              14979
                                                                           24340                              15337
                                                                           24768                              15301
                                                                           25495                              15586
                                                                           25629                              15536
                                                                           25922                              15680
                                                                           26679                              16091
                                                                           27897                              16825
6/07                                                                       27788                              16728

    --- SMALL COMPANY IA                       --- RUSSELL 2000 GROWTH INDEX
        $10,000 starting value                     $10,000 starting value
        $27,788 ending value                       $16,728 ending value

RUSSELL 2000 GROWTH INDEX is an unmanaged index of those Russell 2000 Index growth companies with higher price-to-book ratios and higher forecasted growth values. (The Russell 2000 Index is a broad-based unmanaged index comprised of 2,000 of the smallest United States domiciled company common stocks (on the basis of capitalization) that are traded in the United States on the New York Stock Exchange, American Stock Exchange and Nasdaq.)

You cannot invest directly in the index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

AVERAGE ANNUAL RETURNS(2) (as of 6/30/07)

                            YTD*   1 YEAR  5 YEAR  10 YEAR
---------------------------------------------------------------
Small Company IA           12.20%  20.36%  16.54%   10.76%
---------------------------------------------------------------
Small Company IB(3)        12.06%  20.06%  16.25%   10.52%
---------------------------------------------------------------
Russell 2000 Growth Index   9.33%  16.83%  13.08%    5.28%
---------------------------------------------------------------

* Year to date returns ("YTD") are not annualized.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1) Growth of a $10,000 investment in Class IB shares will vary from the results seen on this page due to differences in the expense charged to this share class.
(2) Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.
(3) Class IB shares commenced on April 1, 1998. Class IB share performance prior to that date reflects Class IA share performance adjusted to reflect the 12b-1 fee of 0.25% applicable to Class IB shares. The performance after such date reflects actual Class IB share performance.

The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund's performance.

PORTFOLIO MANAGERS

WELLINGTON MANAGEMENT COMPANY, LLP
STEVEN C. ANGELI, CFA            STEPHEN C. MORTIMER        MARIO E. ABULARACH, CFA
Senior Vice President, Partner   Vice President             Vice President,
                                                            Equity Research Analyst

WELLINGTON MANAGEMENT COMPANY,   HARTFORD INVESTMENT MANAGEMENT COMPANY
STEVEN C. ANGELI, CFA            HUGH WHELAN
Senior Vice President, Partner   Managing Director

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

The Class IA shares of Hartford Small Company HLS Fund returned 12.20% for the six-month period ended June 30, 2007, outperforming its benchmark, the Russell 2000 Growth Index, which returned 9.33% for the same period. The Fund also outperformed the 10.96% return of the average fund in the Lipper Small Cap Growth VP-UF peer group, a group of funds with investment strategies similar to those of the Fund.

WHY DID THE FUND PERFORM THIS WAY?

U.S. equity markets advanced during the period, supported by continued strength in corporate earnings and a solidifying global economy. Mid cap stocks set the pace for the six months ended June 30, rising 9.9% as measured by the Russell Midcap Index. In a reversal of the last several years' experience, large cap stocks led small cap stocks by 0.7% when measured using the Russell 1000 Index and Russell 2000 Index, respectively. In another change in leadership, growth stocks outpaced their value peers, as the Russell 3000 Growth Index's return of 8.22% was well ahead of the Russell 3000 Value Index's return of 6.01%. In this environment eight of the ten sectors in the benchmark Russell 2000 Growth Index posted positive returns for the period, led by Materials (+17%), Industrials (+15%), and Information Technology (+14%). The laggards in this environment were Financials (-4%), Telecommunication Services (-3%), and Health Care (+4%).

The Fund's outperformance was primarily driven by positive stock selection; relative (i.e. performance of the Fund as measured against the benchmark) sector exposure did not have a meaningful impact on benchmark-relative returns. Security selection was additive in nine out of the ten broad sectors, particularly in the Consumer Discretionary, Materials, and Financials sectors. Performance was negatively impacted by poor stock selection in the Information Technology sector.

Among the top relative and absolute (i.e. total return) contributors to performance during the period were Terra Industries (Materials), Focus Media (Media), Leap Wireless (Telecommunication Services), Priceline.com (Retailing), and Crocs (Consumer Discretionary). Terra Industries, a major U.S. provider of nitrogen fertilizers to the agricultural supply chain, benefited from increasing demand for ethanol which drove higher corn prices, higher corn plantings, and greater need for soil nutrients. Focus Media, a Chinese media company, saw its shares rise after the company reported a surge in profits. Online travel company

--------------------------------------------------------------------------------

Priceline.com is benefiting from strong European bookings growth, as the firm's travel site gains share in the highly fragmented market. We also believe that varied pricing options provide a competitive advantage for the company. Shares of wireless provider Leap Wireless rose on news of higher average revenue per user and stable margins. We reduced our position but still maintain exposure to the company. Crocs rose after it reported robust first quarter results and increased its guidance for 2007 above analyst estimates.

Stocks with the largest negative absolute and relative impacts were Soitec (Semiconductors), AtheroGenics (Pharma, Bio, & Life Sciences), Medicines (Pharma, Bio, & Life Sciences), and Rackable Systems (Information Technology). Shares of chip maker Soitec fell due to concerns that business trends were softer than expected. Soitec's main customer, Advanced Micro Devices (AMD), continues to experience difficult near-term prospects, and we eliminated our position. Pharmaceutical company AtheroGenics' stock price fell after its proposed drug to fight heart disease failed in a study. We sold our position. Medicines, a provider of acute care hospital products, saw its stock trade lower as the patent extension application for its anticoagulant drug Angiomax was denied. We maintain our position as the company's attractive pipeline, potential label extensions for Angiomax, and possible patent extension legislation from Congress offer positive risk/reward potential. Rackable Systems fell sharply when the company posted disappointing fourth quarter 2006 and first quarter 2007 results. The Fund also suffered relative to the benchmark by not owning aQuantive and AK Steel, both of which are in the benchmark and rose during the period.

WHAT IS THE OUTLOOK?

Hartford Small Company HLS Fund focuses on stocks of companies we see as having unique business models or special market opportunities that should allow them to deliver superior growth. As such, changes in the overall positioning of the Funds are the result of bottom-up stock decisions as opposed to top-down macroeconomic themes. However, some themes do emerge based on our individual stock research. Over the past year we have focused on fertilizer producers, solar panel manufacturers, and consumer-related companies focused on emerging markets. Meanwhile, we have avoided most consumer and corporate lending business due to concerns about leverage and delinquency levels in the U.S.

The Fund ended the period with the greatest relative exposures in Consumer Discretionary, Information Technology, Industrials, and Energy stocks. The Fund was most underweight (i.e. the Fund's sector position was less than the benchmark position) in the Health Care, Financials, and Consumer Staples sectors.

DIVERSIFICATION BY INDUSTRY
as of June 30, 2007

                                                      PERCENTAGE OF
INDUSTRY                                               NET ASSETS
-------------------------------------------------------------------
Basic Materials                                             8.6%
-------------------------------------------------------------------
Capital Goods                                               6.1
-------------------------------------------------------------------
Consumer Cyclical                                          11.6
-------------------------------------------------------------------
Consumer Staples                                            0.3
-------------------------------------------------------------------
Energy                                                      5.1
-------------------------------------------------------------------
Finance                                                     9.2
-------------------------------------------------------------------
Health Care                                                11.7
-------------------------------------------------------------------
Services                                                   15.5
-------------------------------------------------------------------
Technology                                                 27.0
-------------------------------------------------------------------
Transportation                                              2.0
-------------------------------------------------------------------
Utilities                                                   1.0
-------------------------------------------------------------------
Short-Term Investments                                     21.2
-------------------------------------------------------------------
Other Assets and Liabilities                              (19.3)
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

Hartford Stock HLS Fund inception 8/31/1977
(subadvised by Wellington Management Company, LLP)

PERFORMANCE OVERVIEW 6/30/97 - 6/30/07
Growth of a $10,000 investment(1)

(LINE GRAPH)

                                                                          STOCK IA                        S&P 500 INDEX
                                                                          --------                        -------------
6/97                                                                       10000                              10000
                                                                           10726                              10795
                                                                           10045                              10191
                                                                           10575                              10749
                                                                           10230                              10390
                                                                           10674                              10871
                                                                           10764                              11057
                                                                           10898                              11179
                                                                           11725                              11985
                                                                           12381                              12599
                                                                           12656                              12725
                                                                           12440                              12507
6/98                                                                       13062                              13014
                                                                           13186                              12876
                                                                           11256                              11014
                                                                           11759                              11720
                                                                           12819                              12673
                                                                           13609                              13441
                                                                           14366                              14215
                                                                           14807                              14809
                                                                           14475                              14349
                                                                           15130                              14923
                                                                           15758                              15501
                                                                           15268                              15135
6/99                                                                       16242                              15975
                                                                           15779                              15476
                                                                           15587                              15399
                                                                           15194                              14977
                                                                           16022                              15925
                                                                           16253                              16248
                                                                           17209                              17205
                                                                           16276                              16341
                                                                           16017                              16032
                                                                           17672                              17599
                                                                           17148                              17070
                                                                           16840                              16720
6/00                                                                       17042                              17132
                                                                           16709                              16864
                                                                           17535                              17911
                                                                           16750                              16966
                                                                           16846                              16894
                                                                           15827                              15563
                                                                           15996                              15639
                                                                           16424                              16194
                                                                           15273                              14718
                                                                           14228                              13786
                                                                           15275                              14856
                                                                           15403                              14956
6/01                                                                       14742                              14592
                                                                           14574                              14448
                                                                           13566                              13545
                                                                           12621                              12452
                                                                           12928                              12689
                                                                           13937                              13663
                                                                           14040                              13783
                                                                           13695                              13582
                                                                           13499                              13320
                                                                           13990                              13821
                                                                           12787                              12983
                                                                           12605                              12888
6/02                                                                       11715                              11970
                                                                           10989                              11038
                                                                           10898                              11110
                                                                            9688                               9903
                                                                           10568                              10774
                                                                           11365                              11407
                                                                           10636                              10737
                                                                           10358                              10457
                                                                           10154                              10300
                                                                           10196                              10400
                                                                           10977                              11256
                                                                           11516                              11849
6/03                                                                       11688                              12000
                                                                           11982                              12212
                                                                           12140                              12450
                                                                           11945                              12318
                                                                           12579                              13014
                                                                           12696                              13128
                                                                           13451                              13816
                                                                           13522                              14070
                                                                           13624                              14265
                                                                           13389                              14050
                                                                           13212                              13830
                                                                           13387                              14019
6/04                                                                       13682                              14292
                                                                           13193                              13819
                                                                           13204                              13874
                                                                           13161                              14025
                                                                           13143                              14239
                                                                           13564                              14815
                                                                           14012                              15319
                                                                           13765                              14945
                                                                           14057                              15260
                                                                           13657                              14990
                                                                           13531                              14706
                                                                           13996                              15173
6/05                                                                       13969                              15195
                                                                           14601                              15760
                                                                           14643                              15616
                                                                           14803                              15742
                                                                           14623                              15480
                                                                           15228                              16065
                                                                           15360                              16070
                                                                           15842                              16496
                                                                           15788                              16540
                                                                           15977                              16746
                                                                           16240                              16971
                                                                           15750                              16483
6/06                                                                       15505                              16505
                                                                           15511                              16607
                                                                           15947                              17001
                                                                           16315                              17439
                                                                           16883                              18007
                                                                           17375                              18349
                                                                           17611                              18606
                                                                           17871                              18892
                                                                           17571                              18524
                                                                           17793                              18730
                                                                           18565                              19560
                                                                           19549                              20242
6/07                                                                       19421                              19905

    --- STOCK IA                               --- S&P 500 INDEX
        $10,000 starting value                     $10,000 starting value
        $19,421 ending value                       $19,905 ending value

S&P 500 INDEX is a market capitalization weighted price index composed of 500 widely held common stocks.

You cannot invest directly in the index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

AVERAGE ANNUAL RETURNS(2) (as of 6/30/07)

                YTD*   1 YEAR  5 YEAR  10 YEAR
---------------------------------------------------
Stock IA       10.28%  25.25%  10.64%    6.86%
---------------------------------------------------
Stock IB(3)    10.14%  24.94%  10.36%    6.63%
---------------------------------------------------
S&P 500 Index   6.98%  20.60%  10.71%    7.13%
---------------------------------------------------

* Year to date returns ("YTD") are not annualized.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1) Growth of a $10,000 investment in Class IB shares will vary from the results seen on this page due to differences in the expense charged to this share class.
(2) Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.
(3) Class IB shares commenced on April 1, 1998. Class IB share performance prior to that date reflects Class IA share performance adjusted to reflect the 12b-1 fee of 0.25% applicable to Class IB shares. The performance after such date reflects actual Class IB share performance.

The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund's performance.

PORTFOLIO MANAGERS

STEVEN T. IRONS, CFA                                                  PETER I. HIGGINS, CFA
Senior Vice President, Partner                                        Vice President

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

The Class IA shares of Hartford Stock HLS Fund returned 10.28% for the six-month period ended June 30, 2007, outperforming its benchmark, the S&P 500 Index, which returned 6.98% for the same period. The Fund also outperformed the 7.21% return of the average fund in the Lipper Large Cap Core Fund peer group, a group of funds with investment strategies similar to those of the Fund.

WHY DID THE FUND PERFORM THIS WAY?

U.S. equity markets advanced during the period, supported by continued strength in corporate earnings and a solidifying global economy. U.S. mid cap equities (+9.9%) outpaced small (+6.5%) and large cap (+7.0%) stocks as measured by the Russell Mid Cap Index, Russell 2000 Index and S&P 500 Index, respectively. In another change in leadership, U.S. growth stocks outpaced their value peers, as the Russell 3000 Growth Index returned (+8.2%) versus a Russell 3000 Value Index return of (+6.0%). Within the index, Energy (+17.1%), Materials (+15.8%), and Telecommunication Services (+15.5%) led performance while Financials (-0.8%) and Consumer Discretionary (2.9%) lagged the broader market.

The Fund outperformed the S&P 500 Index due primarily to strong stock selection, although sector allocation weightings also contributed to positive relative returns. Strong security selection within the Information Technology, Materials, and Consumer Staples sectors more than offset weaker selection within the Consumer Discretionary sector. In addition, an underweight (i.e. the Fund's sector position was less than the benchmark position) position in lagging Financials stocks boosted returns.

Stocks that contributed most to both relative (i.e. performance of the Fund as measured against the benchmark) and absolute (i.e. total return) results included Elan (Health Care) and First Data (Information Technology). Dublin-based biotechnology company Elan's shares gained on investor optimism for promising drugs, including Bapineuzumab, a new antibody drug for treating Alzheimer's disease. We maintain our position in the holding. Software and Services firm First Data's stock experienced a sharp increase in price after the company agreed to be acquired by private equity investors. We eliminated our position and took profits. Among other top relative contributors during the period was Brazilian diversified metals and mining company Companhia Vale do Rio Doce. The stock price rose as the company benefited from tight iron ore markets and the successful refinancing of debt associated with the acquisition of Inco. Metals and mining company Alcoa was among top contributors to absolute returns. Shares of this aluminum company rose after it announced a takeover offer for Alcan, Canada's biggest aluminum producer, which would create the world's largest aluminum company.

--------------------------------------------------------------------------------

Among top relative and absolute detractors from returns were D R Horton (Consumer Discretionary), XM Satellite (Consumer Discretionary), and Sanofi-Aventis (Health Care). Shares of homebuilder D R Horton fell as the company felt the pressures of the tighter mortgage lending standards and forecasted a dim outlook for the remainder of 2007. Satellite radio service company XM Satellite's stock tumbled with news and controversy surrounding the proposed merger with Sirius. Shares of French pharmaceutical company Sanofi-Aventis fell after the FDA did not approve their anti-obesity drug Acomplia (rimonabant). Among other top detractors was retailer Circuit City. Shares declined as the company suffered from operating disappointments and a difficult consumer environment. We maintained our position in all four stocks as of the end of the period.

WHAT IS THE OUTLOOK?

Hartford Stock HLS Fund is managed with a large cap, core approach. We apply a bottom-up investment process in constructing a diversified portfolio. We look for companies that exhibit the following qualities: industry leadership, strong balance sheets, solid management, high return on equity, accelerating earnings, and/or attractive valuation with a catalyst. At the end of June, this bottom-up approach resulted in overweight (i.e. the Fund's sector position was greater than the benchmark position) positions relative to the S&P 500 Index in Information Technology and Health Care and underweight positions in Utilities and Energy.

DIVERSIFICATION BY INDUSTRY
as of June 30, 2007

                                                      PERCENTAGE OF
INDUSTRY                                               NET ASSETS
-------------------------------------------------------------------
Basic Materials                                             4.1%
-------------------------------------------------------------------
Capital Goods                                               0.9
-------------------------------------------------------------------
Consumer Cyclical                                           6.3
-------------------------------------------------------------------
Consumer Staples                                            7.2
-------------------------------------------------------------------
Energy                                                      8.4
-------------------------------------------------------------------
Finance                                                    23.3
-------------------------------------------------------------------
Health Care                                                 9.4
-------------------------------------------------------------------
Services                                                    8.7
-------------------------------------------------------------------
Technology                                                 30.1
-------------------------------------------------------------------
Utilities                                                   1.3
-------------------------------------------------------------------
Short-Term Investments                                      5.8
-------------------------------------------------------------------
Other Assets and Liabilities                               (5.5)
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

Hartford Total Return Bond HLS Fund inception 8/31/1977
(subadvised by Hartford Investment Management Company)

PERFORMANCE OVERVIEW 6/30/97 - 6/30/07
Growth of a $10,000 investment(1)

(LINE GRAPH)

                                                                                               LEHMAN BROTHERS U.S AGGREGATE BOND
                                                                  TOTAL RETURN BOND IA                       INDEX
                                                                  --------------------         ----------------------------------
6/97                                                                     10000                                10000
                                                                         10338                                10270
                                                                         10231                                10183
                                                                         10392                                10333
                                                                         10525                                10483
                                                                         10592                                10531
                                                                         10736                                10638
                                                                         10884                                10774
                                                                         10875                                10765
                                                                         10927                                10802
                                                                         10974                                10858
                                                                         11091                                10961
6/98                                                                     11196                                11054
                                                                         11192                                11078
                                                                         11291                                11258
                                                                         11590                                11522
                                                                         11466                                11461
                                                                         11582                                11526
                                                                         11611                                11561
                                                                         11702                                11643
                                                                         11405                                11439
                                                                         11474                                11502
                                                                         11533                                11539
                                                                         11380                                11437
6/99                                                                     11313                                11400
                                                                         11289                                11353
                                                                         11268                                11347
                                                                         11378                                11479
                                                                         11422                                11521
                                                                         11429                                11520
                                                                         11377                                11465
                                                                         11356                                11427
                                                                         11493                                11565
                                                                         11670                                11718
                                                                         11651                                11684
                                                                         11658                                11678
6/00                                                                     11925                                11921
                                                                         12000                                12029
                                                                         12152                                12204
                                                                         12229                                12280
                                                                         12261                                12362
                                                                         12445                                12564
                                                                         12741                                12798
                                                                         13037                                13007
                                                                         13109                                13120
                                                                         13143                                13185
                                                                         13120                                13130
                                                                         13196                                13209
6/01                                                                     13181                                13259
                                                                         13494                                13556
                                                                         13664                                13712
                                                                         13698                                13871
                                                                         13943                                14161
                                                                         13891                                13965
                                                                         13847                                13876
                                                                         13899                                13988
                                                                         13958                                14124
                                                                         13763                                13890
                                                                         14048                                14159
                                                                         14198                                14279
6/02                                                                     14195                                14402
                                                                         14226                                14576
                                                                         14500                                14823
                                                                         14626                                15063
                                                                         14699                                14993
                                                                         14863                                14989
                                                                         15243                                15299
                                                                         15372                                15313
                                                                         15615                                15524
                                                                         15635                                15512
                                                                         15838                                15640
                                                                         16201                                15932
6/03                                                                     16193                                15900
                                                                         15712                                15366
                                                                         15836                                15468
                                                                         16257                                15877
                                                                         16151                                15729
                                                                         16226                                15767
                                                                         16439                                15928
                                                                         16584                                16056
                                                                         16720                                16229
                                                                         16818                                16351
                                                                         16422                                15926
                                                                         16363                                15862
6/04                                                                     16443                                15951
                                                                         16585                                16110
                                                                         16873                                16417
                                                                         16945                                16461
                                                                         17114                                16599
                                                                         17049                                16467
                                                                         17199                                16619
                                                                         17286                                16723
                                                                         17234                                16624
                                                                         17133                                16539
                                                                         17358                                16763
                                                                         17502                                16944
6/05                                                                     17630                                17036
                                                                         17521                                16881
                                                                         17719                                17098
                                                                         17547                                16922
                                                                         17402                                16788
                                                                         17469                                16862
                                                                         17620                                17022
                                                                         17648                                17023
                                                                         17686                                17080
                                                                         17540                                16912
                                                                         17525                                16881
                                                                         17499                                16863
6/06                                                                     17522                                16899
                                                                         17734                                17128
                                                                         18000                                17390
                                                                         18145                                17543
                                                                         18296                                17659
                                                                         18517                                17864
                                                                         18467                                17760
                                                                         18488                                17753
                                                                         18765                                18026
                                                                         18753                                18027
                                                                         18862                                18124
                                                                         18700                                17987
6/07                                                                     18605                                17934

    --- TOTAL RETURN BOND IA              --- LEHMAN BROTHERS U.S. AGGREGATE BOND INDEX
        $10,000 starting value                $10,000 starting value
        $18,605 ending value                  $17,934 ending value

LEHMAN BROTHERS U.S. AGGREGATE BOND INDEX is an unmanaged index and is composed of securities from the Lehman Brothers Government/Credit Bond Index, Mortgage-Backed Securities Index, Asset-Backed Securities Index and Commercial Mortgage-Backed Securities Index.

You cannot invest directly in the index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

AVERAGE ANNUAL RETURNS(2) (as of 6/30/07)

                                YTD*   1 YEAR  5 YEAR  10 YEAR
-------------------------------------------------------------------
Total Return Bond IA            0.75%   6.18%   5.56%    6.41%
-------------------------------------------------------------------
Total Return Bond IB(3)         0.63%   5.92%   5.30%    6.17%
-------------------------------------------------------------------
Lehman Brothers U.S. Aggregate
  Bond Index                    0.98%   6.12%   4.48%    6.01%
-------------------------------------------------------------------

* Year to date returns ("YTD") are not annualized.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1) Growth of a $10,000 investment in Class IB shares will vary from the results seen on this page due to differences in the expense charged to this share class.
(2) Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.
(3) Class IB shares commenced on April 1, 1998. Class IB share performance prior to that date reflects Class IA share performance adjusted to reflect the 12b-1 fee of 0.25% applicable to Class IB shares. The performance after such date reflects actual Class IB share performance.

The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund's performance.

PORTFOLIO MANAGER

NASRI TOUTOUNGI
Managing Director

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

The Class IA shares of Hartford Total Return Bond HLS Fund returned 0.75% for the six months ended June 30, 2007, versus its benchmark, the Lehman Brothers U.S. Aggregate Bond Index, which returned 0.98%, and the Lipper VA Intermediate Investment Grade Funds category, a group of funds with investment strategies similar to those of the Fund, which returned 0.63%.

WHY DID THE FUND PERFORM THIS WAY?

During the six-month period ended June 30, 2007, yields rose across most maturities as the yield curve steepened; the two-year Treasury yield increased 5 basis points to 4.86% and the 10-year Treasury yield increased 32 basis points to 5.02%. We modified the allocation of investments along the yield curve to take advantage of this steepening trend. Weak economic data throughout the first quarter and the anticipation of increased housing-related pressures led to the implementation of a long duration (i.e. sensitivity to changes in interest rates) position which detracted from the Fund's performance as interest rates rose.

Sector allocation decisions were beneficial to the Fund's relative (i.e. performance of the Fund as measured against the benchmark) performance, driven primarily by out-of-benchmark allocations to high yield corporate bonds and bank loans, as the Lehman Brothers High Yield Corporate Bond Index outperformed the Lehman Brothers U.S. Aggregate Bond Index by 1.81%. An overweight (i.e. the Fund's sector position was greater than the benchmark position) to commercial mortgage-backed securities (CMBS) underperformed the Lehman Brothers U.S. Aggregate Bond Index over the period.

Security selection in the emerging markets, agency, and asset-backed securities
(ABS) sectors was additive to total return performance. Exposure to the home equity asset-backed sector was selectively increased after the initial wave of weakness that occurred as a result of sub-prime mortgage concerns. Security selection in the investment grade corporate sector detracted from performance, primarily due to the underperformance of issuers in the finance sector.

WHAT IS THE OUTLOOK?

A higher level of concern and asset volatility may be with us for the near term. One reason is that the economy's growth rate appears to have rebounded sharply from the first to the second quarter, leading to concerns that the Federal Reserve may keep short term rates higher longer than previously expected. Another reason is concern about credit quality in a number of sectors: the higher risk categories tied to sub-prime mortgages and various classes of high yield bonds in particular will likely lead to further

--------------------------------------------------------------------------------

investor caution, keeping yields relatively higher versus U.S. Treasuries until it is clear the problems are either contained or less than originally feared.

In general, we are optimistic that bond valuations, away from U.S. Treasuries will become increasingly attractive, reflective of their continued underlying fundamental strength: corporate cash flow and earnings are still solid and balance sheets remain generally sound. We find particular value at this point in agency mortgage securities and the financial sector. Also, we are revisiting the high yield sector; as was the case late last year. Given our fundamental outlook, current weakness in the sector is making valuations more attractive.

DIVERSIFICATION BY INDUSTRY
as of June 30, 2007

                                                      PERCENTAGE OF
INDUSTRY                                               NET ASSETS
-------------------------------------------------------------------
Basic Materials                                             1.7%
-------------------------------------------------------------------
Capital Goods                                               0.3
-------------------------------------------------------------------
Consumer Cyclical                                           1.9
-------------------------------------------------------------------
Consumer Staples                                            0.7
-------------------------------------------------------------------
Energy                                                      2.0
-------------------------------------------------------------------
Finance                                                    32.2
-------------------------------------------------------------------
Foreign Governments                                         3.3
-------------------------------------------------------------------
General Obligations                                         0.2
-------------------------------------------------------------------
Health Care                                                 2.3
-------------------------------------------------------------------
Services                                                    4.8
-------------------------------------------------------------------
Technology                                                  6.1
-------------------------------------------------------------------
Transportation                                              0.8
-------------------------------------------------------------------
U.S. Government Agencies                                   38.5
-------------------------------------------------------------------
U.S. Government Securities                                  2.8
-------------------------------------------------------------------
Utilities                                                   1.3
-------------------------------------------------------------------
Short-Term Investments                                     28.2
-------------------------------------------------------------------
Other Assets and Liabilities                              (27.1)
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

DISTRIBUTION BY CREDIT QUALITY
as of June 30, 2007

                                                      PERCENTAGE OF
                                                        LONG-TERM
RATING                                                  HOLDINGS
-------------------------------------------------------------------
AAA                                                        55.2%
-------------------------------------------------------------------
AA                                                          4.1
-------------------------------------------------------------------
A                                                          12.2
-------------------------------------------------------------------
BBB                                                        10.6
-------------------------------------------------------------------
BB                                                         10.3
-------------------------------------------------------------------
B                                                           3.7
-------------------------------------------------------------------
CCC                                                         1.2
-------------------------------------------------------------------
C                                                           0.0
-------------------------------------------------------------------
NR                                                          2.7
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

 HARTFORD ADVISERS HLS FUND

 SCHEDULE OF INVESTMENTS
 JUNE 30, 2007 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                   MARKET
  SHARES                                                          VALUE (W)
----------                                                       -----------
COMMON STOCK -- 65.6%
             BASIC MATERIALS -- 2.8%
     1,125   Alcoa, Inc. ......................................  $    45,592
       648   Cameco Corp. (G)..................................       32,869
       850   E.I. DuPont de Nemours & Co. .....................       43,234
       601   Freeport-McMoRan Copper & Gold, Inc. (G)..........       49,775
     1,215   Newmont Mining Corp. .............................       47,466
     1,010   Uranium One, Inc. (D).............................       12,872
                                                                 -----------
                                                                     231,808
                                                                 -----------
             CAPITAL GOODS -- 0.6%
       577   Caterpillar, Inc. (G).............................       45,187
                                                                 -----------
             CONSUMER CYCLICAL -- 4.2%
       846   Best Buy Co., Inc. (G)............................       39,464
    11,241   Buck Holdings L.P. (A)(D)(H)......................       10,117
     2,133   Circuit City Stores, Inc. ........................       32,167
     2,370   D.R. Horton, Inc. (G).............................       47,232
     1,532   Home Depot, Inc. .................................       60,300
     2,448   Lowe's Cos., Inc. (G).............................       75,138
       677   Supervalu, Inc. ..................................       31,368
       948   Wal-Mart Stores, Inc. ............................       45,628
                                                                 -----------
                                                                     341,414
                                                                 -----------
             CONSUMER STAPLES -- 4.7%
       703   Bunge Ltd. Finance Corp. (G)......................       59,370
         9   Japan Tobacco, Inc. (A)...........................       45,285
       882   Kraft Foods, Inc. ................................       31,076
     1,473   PepsiCo, Inc. ....................................       95,524
     2,505   Procter & Gamble Co. .............................      153,299
                                                                 -----------
                                                                     384,554
                                                                 -----------
             ENERGY -- 5.4%
       771   Chesapeake Energy Corp. (G).......................       26,690
       207   CNOOC Ltd. ADR (G)................................       23,557
       375   ConocoPhillips Holding Co. .......................       29,422
       728   EnCana Corp. .....................................       44,705
       913   Exxon Mobil Corp. ................................       76,616
     1,561   Halliburton Co. (G)...............................       53,848
     1,882   OAO Gazprom ADR (K)...............................       78,868
     1,467   Occidental Petroleum Corp. .......................       84,904
       448   XTO Energy, Inc. .................................       26,943
                                                                 -----------
                                                                     445,553
                                                                 -----------
             FINANCE -- 15.3%
     6,340   Akbank T.A.S (A)..................................       35,013
     1,793   American International Group, Inc. ...............      125,550
     7,418   Amvescap plc (A)..................................       95,587
     2,140   Bank of America Corp. ............................      104,615
       940   Bank of New York Co., Inc. .......................       38,941
     1,538   Capital One Financial Corp. (G)...................      120,648
     2,446   Citigroup, Inc. ..................................      125,443
       823   Commerce Bancorp, Inc. (G)........................       30,458
     1,492   Countrywide Financial Corp. (G)...................       54,245
     1,741   E*Trade Financial Corp. (D).......................       38,467
       339   Goldman Sachs Group, Inc. ........................       73,500
     1,164   ING Groep N.V. ADR................................       51,190

                                                                   MARKET
  SHARES                                                          VALUE (W)
----------                                                       -----------
             FINANCE -- (CONTINUED)
       390   Julius Baer Holding Ltd. (A)......................  $    27,913
         3   Mitsubishi UFJ Financial Group, Inc. (A)..........       30,130
     1,057   State Street Corp. (G)............................       72,306
     1,078   UBS AG............................................       64,686
     2,124   UnitedHealth Group, Inc. .........................      108,632
     2,571   Western Union Co. ................................       53,552
                                                                 -----------
                                                                   1,250,876
                                                                 -----------
             HEALTH CARE -- 6.2%
       503   AstraZeneca plc (A)...............................       26,941
     3,885   Elan Corp. plc ADR (D)(G).........................       85,200
     1,629   Eli Lilly & Co. ..................................       91,012
       749   Genentech, Inc. (D)...............................       56,639
       453   Merck & Co., Inc. ................................       22,579
     1,311   Sanofi-Aventis S.A. ADR...........................       52,810
     1,895   Schering-Plough Corp. ............................       57,669
     1,826   Shionogi & Co., Ltd. (A)..........................       29,764
     1,513   Wyeth.............................................       86,761
                                                                 -----------
                                                                     509,375
                                                                 -----------
             SERVICES -- 5.8%
     2,762   Comcast Corp. Class A (D)(G)......................       77,679
       866   KBR, Inc. (D).....................................       22,713
       529   Monster Worldwide, Inc. (D).......................       21,738
     3,584   Time Warner, Inc. ................................       75,399
     1,581   United Parcel Service, Inc. Class B (G)...........      115,442
     1,173   Viacom, Inc. Class B (D)..........................       48,844
     1,645   Waste Management, Inc. ...........................       64,253
     4,346   XM Satellite Radio Holdings, Inc. Class A
               (D)(G)..........................................       51,156
                                                                 -----------
                                                                     477,224
                                                                 -----------
             TECHNOLOGY -- 19.7%
       585   Activision, Inc. (D)(G)...........................       10,930
       725   Apple, Inc. (D)...................................       88,467
     2,190   AT&T, Inc. #......................................       90,885
     5,550   Cisco Systems, Inc. (D) #.........................      154,562
     2,088   Corning, Inc. (D).................................       53,338
     1,703   Dell, Inc. (D)....................................       48,606
     2,510   EMC Corp. (D) #...................................       45,422
     3,863   Flextronics International Ltd. (D)(G).............       41,722
     7,078   General Electric Co. .............................      270,950
       230   Google, Inc. (D)(G)...............................      120,430
     4,802   Intel Corp. ......................................      114,103
     1,586   Maxim Integrated Products, Inc. (G)...............       52,995
     1,983   Medtronic, Inc. ..................................      102,838
     2,498   Network Appliance, Inc. (D).......................       72,930
       311   NII Holdings, Inc. Class B (D)(G).................       25,118
       176   Research In Motion Ltd. (D).......................       35,278
     5,273   Sprint Nextel Corp. ..............................      109,210
     1,747   Texas Instruments, Inc. ..........................       65,732
       564   Whirlpool Corp. (G)...............................       62,750
     1,588   Yahoo!, Inc. (D)(G)...............................       43,077
                                                                 -----------
                                                                   1,609,343
                                                                 -----------

The accompanying notes are an integral part of these financial statements.

 HARTFORD ADVISERS HLS FUND

 JUNE 30, 2007 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                   MARKET
  SHARES                                                          VALUE (W)
----------                                                       -----------
COMMON STOCK -- (CONTINUED)
             UTILITIES -- 0.9%
       215   E.On AG (A).......................................  $    36,027
     1,033   Renewable Energy Corp. AS (A)(D)..................       40,014
                                                                 -----------
                                                                      76,041
                                                                 -----------
             Total common stock
               (cost $4,945,169)...............................  $ 5,371,375
                                                                 -----------
PRINCIPAL
  AMOUNT
----------
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES -- 3.5%
             FINANCE -- 3.5%
             Asset Securitization Corp.
$   17,200     6.93%, 02/14/2043...............................  $    18,097
             Banc of America Commercial Mortgage, Inc.
     4,590     5.18%, 09/10/2047 (L)...........................        4,427
    15,000     5.45%, 01/15/2049...............................       14,509
             Bear Stearns Commercial Mortgage Securities, Inc.
     9,575     5.16%, 10/12/2042 (L)...........................        9,218
    22,350     5.54%, 09/11/2041 -- 10/12/2041.................       21,857
             Centex Home Equity
     2,007     4.72%, 10/25/2031...............................        2,000
             Citigroup/Deutsche Bank Commercial Mortgage Trust
    15,000     5.23%, 07/15/2044 (L)...........................       14,525
             Commercial Mortgage Pass-Through Certificates
    15,000     5.12%, 06/10/2044...............................       14,330
             Countrywide Home Loans
     3,587     5.27%, 11/25/2035 (L)...........................        3,545
             Credit Suisse Mortgage Capital Certificates
     7,365     5.47%, 09/15/2039...............................        7,146
    10,445     5.55%, 02/15/2039 (L)...........................       10,244
             Greenwich Capital Commercial Funding Corp.
    10,385     5.22%, 04/10/2037 (G)(L)........................       10,000
     6,020     5.44%, 03/10/2039 (L)...........................        5,828
             Harley-Davidson Motorcycle Trust
     7,115     2.53%, 11/15/2011...............................        6,934
             Household Automotive Trust
     9,125     5.28%, 09/17/2011...............................        9,121
             JP Morgan Chase Commercial Mortgage Security Corp.
     6,305     5.18%, 12/15/2044 (L)...........................        6,091
    15,000     5.44%, 06/12/2047 (L)...........................       14,495
     7,755     5.48%, 12/12/2044...............................        7,565
     6,500     5.88%, 04/15/2045 (L)...........................        6,539
             Marriott Vacation Club Owner Trust
     2,159     5.36%, 10/20/2028 (I)...........................        2,132
             Merrill Lynch Mortgage Trust
    15,000     5.05%, 07/12/2038...............................       14,262

PRINCIPAL                                                          MARKET
  AMOUNT                                                          VALUE (W)
----------                                                       -----------
             FINANCE -- (CONTINUED)
             Morgan Stanley Capital I
$    9,580     5.23%, 09/15/2042 (G)...........................  $     9,218
     6,655     5.45%, 02/12/2044 (L)...........................        6,434
             Morgan Stanley Capital Investments
    14,985     5.51%, 11/12/2049 (L)...........................       14,597
             Residential Accredit Loans, Inc.
     9,779     5.25%, 02/25/2035 (L)...........................        9,710
             Susquehanna Auto Lease Trust
    12,910     5.21%, 03/16/2009 (I)...........................       12,858
             Wachovia Bank Commercial Mortgage Trust
    10,000     5.12%, 07/15/2042...............................        9,559
             Wells Fargo Mortgage Backed Securities Trust
     9,168     4.55%, 03/25/2035 (L)...........................        9,005
    12,930     5.53%, 04/25/2036 (L)...........................       12,880
                                                                 -----------
             Total asset & commercial mortgage
               backed securities
               (cost $293,148).................................  $   287,126
                                                                 -----------
CORPORATE BONDS: INVESTMENT GRADE -- 12.0%
             CAPITAL GOODS -- 0.1%
             Xerox Corp.
     6,000     5.50%, 05/15/2012...............................  $     5,897
                                                                 -----------
             CONSUMER CYCLICAL -- 0.9%
             DaimlerChrysler NA Holdings Corp.
     9,400     5.88%, 03/15/2011...............................        9,448
     9,550     6.50%, 11/15/2013...............................        9,863
     4,600     8.50%, 01/18/2031 (G)...........................        5,813
             Federated Retail Holdings, Inc.
     3,084     5.90%, 12/01/2016...............................        3,006
             SCL Term Aereo Santiago S.A.
    12,166     6.95%, 07/01/2012 (I)...........................       12,282
             Target Corp.
    14,200     5.88%, 11/01/2008 #.............................       14,273
             Wal-Mart Stores, Inc.
    15,000     6.88%, 08/10/2009 #.............................       15,469
                                                                 -----------
                                                                      70,154
                                                                 -----------
             CONSUMER STAPLES -- 0.8%
             Coca-Cola Enterprises, Inc.
     6,500     6.75%, 09/15/2028...............................        6,870
       500     8.50%, 02/01/2022...............................          612
             Colgate-Palmolive Co.
    13,140     5.58%, 11/06/2008...............................       13,196
             ConAgra Foods, Inc.
     6,537     7.88%, 09/15/2010...............................        6,973
             Diageo Capital plc
     9,825     4.38%, 05/03/2010...............................        9,544
             PepsiAmericas, Inc.
    13,400     6.38%, 05/01/2009...............................       13,602

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

PRINCIPAL                                                          MARKET
  AMOUNT                                                          VALUE (W)
----------                                                       -----------
CORPORATE BONDS: INVESTMENT GRADE -- (CONTINUED)
             CONSUMER STAPLES -- (CONTINUED)
             Procter & Gamble Co.
$   12,397     9.36%, 01/01/2021...............................  $    15,050
             Weyerhaeuser Co.
     2,975     7.38%, 03/15/2032...............................        3,018
                                                                 -----------
                                                                      68,865
                                                                 -----------
             ENERGY -- 0.2%
             Atmos Energy Corp.
     5,875     6.35%, 06/15/2017...............................        5,924
             Weatherford International Ltd.
    11,000     5.95%, 06/15/2012 (I)...........................       11,093
                                                                 -----------
                                                                      17,017
                                                                 -----------
             FINANCE -- 6.3%
             Ace INA Holdings, Inc.
    16,800     5.88%, 06/15/2014 (G)...........................       16,704
             AMBAC Financial Group, Inc.
     9,500     5.95%, 12/05/2035...............................        9,050
             American International Group, Inc.
     1,200     6.25%, 03/15/2037...............................        1,135
             AXA Financial, Inc.
    15,000     7.00%, 04/01/2028...............................       16,209
             Bank of America Corp.
    20,000     5.88%, 02/15/2009...............................       20,160
             BB&T Corp.
     4,830     4.90%, 06/30/2017...............................        4,442
             Berkshire Hathaway Finance Corp.
    10,500     4.85%, 01/15/2015...............................        9,975
             Brandywine Operating Partnership
     9,585     6.00%, 04/01/2016...............................        9,537
             Capital One Bank
     3,750     6.50%, 06/13/2013...............................        3,851
             Capital One Capital IV
     4,125     6.75%, 02/17/2037...............................        3,795
             Capital One Financial Corp.
     3,900     5.70%, 09/15/2011...............................        3,881
             Cincinnati Financial Corp.
    10,000     6.92%, 05/15/2028...............................       10,583
             Citigroup, Inc.
     6,500     3.63%, 02/09/2009...............................        6,331
     8,800     6.00%, 10/31/2033...............................        8,473
     1,000     6.50%, 01/18/2011...............................        1,031
             Credit Suisse First Boston USA, Inc.
     8,920     4.88%, 01/15/2015...............................        8,444
             Developers Diversified Realty Corp.
     7,900     5.38%, 10/15/2012...............................        7,742
             Discover Financial Services, Inc.
     7,220     6.45%, 06/12/2017 (I)...........................        7,210
             ERAC USA Finance Co.
    16,355     7.35%, 06/15/2008 (I)...........................       16,579
             Everest Reinsurance Holdings, Inc.
     4,525     5.40%, 10/15/2014...............................        4,379
             General Electric Capital Corp.
    12,000     6.75%, 03/15/2032...............................       13,020

PRINCIPAL                                                          MARKET
  AMOUNT                                                          VALUE (W)
----------                                                       -----------
             FINANCE -- (CONTINUED)
             Genworth Financial, Inc.
$    8,000     6.15%, 11/15/2066...............................  $     7,583
             Goldman Sachs Group, Inc.
    11,000     5.30%, 02/14/2012...............................       10,826
     6,000     5.63%, 01/15/2017...............................        5,751
     8,000     6.45%, 05/01/2036...............................        7,855
             Health Care Properties
     9,780     6.00%, 01/30/2017...............................        9,575
             HSBC Bank USA
    11,550     3.88%, 09/15/2009...............................       11,191
             International Lease Finance Corp.
    10,500     5.00%, 09/15/2012...............................       10,158
             Jackson National Life Insurance Co.
    12,650     8.15%, 03/15/2027 (I)...........................       15,054
             John Deere Capital Corp.
     8,320     4.88%, 10/15/2010...............................        8,167
             JP Morgan Chase & Co.
    14,375     5.13%, 09/15/2014...............................       13,804
             KeyCorp Capital II
       750     6.88%, 03/17/2029...............................          759
             Kimco Realty Corp.
     7,880     5.78%, 03/15/2016...............................        7,781
             Lehman Brothers Holdings, Inc.
    11,000     5.25%, 02/06/2012...............................       10,812
             Liberty Mutual Group, Inc.
     8,750     5.75%, 03/15/2014 (I)...........................        8,465
             Liberty Property L.P.
    20,000     7.25%, 08/15/2007...............................       20,027
             Merrill Lynch & Co., Inc.
    11,000     5.00%, 02/03/2014...............................       10,513
             Morgan Stanley
    13,000     5.38%, 10/15/2015...............................       12,447
     6,000     5.45%, 01/09/2017...............................        5,681
             National City Corp.
     4,250     6.88%, 05/15/2019...............................        4,532
             New England Mutual Life Insurance Co.
    30,000     7.88%, 02/15/2024 (I)#..........................       35,083
             Prologis Trust
     6,500     5.63%, 11/15/2016...............................        6,327
             Prudential Financial, Inc.
    11,000     5.50%, 03/15/2016...............................       10,750
     3,390     5.80%, 06/15/2012...............................        3,415
             Regions Bank
    10,000     6.45%, 06/26/2037...............................       10,066
             Republic New York Capital I
       500     7.75%, 11/15/2026...............................          518
             Santander Central Hispano Issuances Ltd.
     1,250     7.63%, 11/03/2009...............................        1,310
             Simon Property Group L.P.
    15,100     6.10%, 05/01/2016...............................       15,283
             Sovereign Capital Trust IV
     7,250     7.91%, 06/13/2036...............................        7,747
             Torchmark Corp.
    14,600     8.25%, 08/15/2009 #.............................       15,310
             Toyota Motor Credit Corp.
     9,000     5.50%, 12/15/2008 #.............................        9,002

The accompanying notes are an integral part of these financial statements.

 HARTFORD ADVISERS HLS FUND

 JUNE 30, 2007 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

PRINCIPAL                                                          MARKET
  AMOUNT                                                          VALUE (W)
----------                                                       -----------
CORPORATE BONDS: INVESTMENT GRADE -- (CONTINUED)
             FINANCE -- (CONTINUED)
             U.S. Bank NA
$   21,400     4.95%, 10/30/2014...............................  $    20,436
             UnitedHealth Group, Inc.
     5,500     4.75%, 02/10/2014...............................        5,162
             Wachovia Corp.
    10,000     5.25%, 08/01/2014...............................        9,714
             Wells Fargo Bank NA
     1,000     6.45%, 02/01/2011...............................        1,031
             Willis North America, Inc.
     2,760     5.63%, 07/15/2015...............................        2,570
     2,910     6.20%, 03/28/2017...............................        2,849
                                                                 -----------
                                                                     520,085
                                                                 -----------
             HEALTH CARE -- 0.3%
             Becton, Dickinson & Co.
     9,000     6.70%, 08/01/2028 #.............................        9,514
             CVS Corp.
     7,725     6.13%, 08/15/2016...............................        7,658
             Wyeth
     8,000     7.25%, 03/01/2023 #.............................        8,765
                                                                 -----------
                                                                      25,937
                                                                 -----------
             SERVICES -- 0.6%
             COX Communications, Inc.
     9,000     5.45%, 12/15/2014...............................        8,707
             FedEx Corp.
    15,000     3.50%, 04/01/2009...............................       14,500
             Time Warner, Inc.
     5,530     5.50%, 11/15/2011...............................        5,468
             Viacom, Inc.
    15,020     6.88%, 04/30/2036...............................       14,511
             Wyndham Worldwide
     3,100     6.00%, 12/01/2016...............................        2,990
                                                                 -----------
                                                                      46,176
                                                                 -----------
             TECHNOLOGY -- 1.7%
             AT&T, Inc.
     9,510     6.80%, 05/15/2036 (G)...........................        9,850
             Bellsouth Corp.
     8,960     6.55%, 06/15/2034...............................        8,945
             Bellsouth Telecommunications
    10,000     6.38%, 06/01/2028...............................        9,798
       650     7.00%, 12/01/2095...............................          642
             Comcast Cable Communications, Inc.
    15,000     6.88%, 06/15/2009...............................       15,358
     1,000     8.50%, 05/01/2027...............................        1,181
             Deutsche Telekom International Finance B.V.
     8,500     8.25%, 06/15/2030...............................       10,188
             General Electric Co.
    12,925     5.00%, 02/01/2013 #.............................       12,531
             Hewlett-Packard Co.
     6,000     5.25%, 03/01/2012...............................        5,934

PRINCIPAL                                                          MARKET
  AMOUNT                                                          VALUE (W)
----------                                                       -----------
             TECHNOLOGY -- (CONTINUED)
             Intuit, Inc.
$    7,900     5.40%, 03/15/2012...............................  $     7,774
             SBC Communications
     4,825     6.45%, 06/15/2034...............................        4,768
             Siemens Finance
    14,325     5.75%, 10/17/2016 (G)(I)........................       14,126
             Telecom Italia Capital
    15,000     5.25%, 10/01/2015...............................       13,948
             Time Warner Cable, Inc.
     4,580     5.85%, 05/01/2017 (I)...........................        4,455
             Verizon Communications, Inc.
     5,000     5.35%, 02/15/2011...............................        4,971
             Verizon Global Funding Corp.
       500     7.25%, 12/01/2010...............................          527
    14,500     7.75%, 12/01/2030...............................       16,242
                                                                 -----------
                                                                     141,238
                                                                 -----------
             TRANSPORTATION -- 0.1%
             Continental Airlines, Inc.
     4,140     5.98%, 04/19/2022...............................        4,019
             Southwest Airlines Co.
     8,700     5.75%, 12/15/2016...............................        8,262
                                                                 -----------
                                                                      12,281
                                                                 -----------
             UTILITIES -- 1.0%
             Alabama Power Co.
     1,000     7.13%, 10/01/2007...............................        1,003
             Consolidated Edison Co. of New York
     4,605     5.30%, 12/01/2016...............................        4,419
             Indianapolis Power and Light
     8,000     6.60%, 06/01/2037 (G)(I)........................        8,197
             Kinder Morgan Energy Partners
    10,000     6.95%, 01/15/2038...............................       10,100
             MidAmerican Energy Co.
     6,000     5.65%, 07/15/2012...............................        6,005
             Midamerican Energy Holdings Co.
     7,800     6.13%, 04/01/2036...............................        7,536
             Northern Border Pipeline Co.
    17,285     7.75%, 09/01/2009...............................       18,035
             Northern States Power Co.
    11,750     6.20%, 07/01/2037...............................       11,874
             Southern Cal Edison Co.
     8,000     5.55%, 01/15/2037...............................        7,388
             Taqa Abu Dhabi National
     3,335     5.88%, 10/27/2016 (I)...........................        3,262
             TransCanada Pipelines Ltd.
       750     6.49%, 01/21/2009...............................          761
                                                                 -----------
                                                                      78,580
                                                                 -----------
             Total corporate bonds: investment grade
               (cost $988,005).................................  $   986,230
                                                                 -----------

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

PRINCIPAL                                                          MARKET
  AMOUNT                                                          VALUE (W)
----------                                                       -----------
CORPORATE BONDS: NON-INVESTMENT GRADE -- 0.1%
             SERVICES -- 0.1%
             Times Mirror Co.
$   10,400     7.50%, 07/01/2023...............................  $     8,393
                                                                 -----------
             Total corporate bonds:
               non-investment grade
               (cost $11,135)..................................  $     8,393
                                                                 -----------
MUNICIPAL BONDS -- 0.2%
             GENERAL OBLIGATIONS -- 0.2%
             Oregon School Boards Association, Taxable Pension
    10,000     4.76%, 06/30/2028...............................  $     8,918
             State of Illinois, Taxable Pension
    10,000     5.10%, 06/01/2033...............................        9,062
                                                                 -----------
             Total municipal bonds
               (cost $19,888)..................................  $    17,980
                                                                 -----------
U.S. GOVERNMENT AGENCIES -- 3.4%
             FEDERAL HOME LOAN MORTGAGE CORPORATION -- 0.7%
             MORTGAGE BACKED SECURITIES:
    53,142     6.50%, 2035 -- 2036.............................  $    53,718
                                                                 -----------
             REMIC -- PAC'S:
     6,750     2.50%, 2013.....................................        6,620
                                                                 -----------
                                                                      60,338
                                                                 -----------
             FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 1.8%
             MORTGAGE BACKED SECURITIES:
    26,255     5.50%, 2037 (Q).................................       25,320
   120,000     6.00%, 2037 (Q).................................      118,687
       117     6.50%, 2036.....................................          118
                                                                 -----------
                                                                     144,125
                                                                 -----------
             GOVERNMENT NATIONAL MORTGAGE ASSOCIATION -- 0.4%
             MORTGAGE BACKED SECURITIES:
     9,459     6.00%, 2024 -- 2035.............................        9,444
     3,403     6.50%, 2026 -- 2035.............................        3,477
    12,530     7.00%, 2031 -- 2033.............................       13,046
     2,028     8.00%, 2026 -- 2031.............................        2,149
       182     9.00%, 2016 -- 2023.............................          195
                                                                 -----------
             REMIC -- PAC'S:
       118     7.50%, 2035.....................................          123
                                                                 -----------
                                                                      28,434
                                                                 -----------
             OTHER GOVERNMENT AGENCIES -- 0.5%
             SMALL BUSINESS ADMINISTRATION PARTICIPATION
               CERTIFICATES:
    34,484     8.95%, 2022.....................................       41,330
                                                                 -----------
             Total U.S. government agencies
               (cost $272,353).................................  $   274,227
                                                                 -----------
U.S. GOVERNMENT SECURITIES -- 9.6%
             OTHER DIRECT FEDERAL OBLIGATIONS -- 2.2%
             FEDERAL FINANCING CORPORATION:
    17,617     4.40%, 2013 (M).................................  $    12,575
                                                                 -----------

PRINCIPAL                                                          MARKET
  AMOUNT                                                          VALUE (W)
----------                                                       -----------
             OTHER DIRECT FEDERAL OBLIGATIONS -- (CONTINUED)
             FEDERAL HOME LOAN BANK:
$   61,000     4.88%, 2011 (G).................................  $    60,079
                                                                 -----------
             TENNESSEE VALLEY AUTHORITY:
    64,300     4.38%, 2015 #...................................       60,027
    50,000     6.00%, 2013 #...................................       51,647
                                                                 -----------
                                                                     111,674
                                                                 -----------
                                                                     184,328
                                                                 -----------
             U.S. TREASURY SECURITIES -- 7.4%
             U.S. TREASURY BONDS:
    50,200     5.38%, 2031 (G).................................       51,549
    38,650     6.25%, 2023 (G).................................       42,917
                                                                 -----------
                                                                      94,466
                                                                 -----------
             U.S. TREASURY NOTES:
   171,300     3.50%, 2010 (G).................................      165,452
    96,950     3.50%, 2011 (O).................................      118,451
   201,225     3.88%, 2010 (G).................................      195,612
     6,425     4.63%, 2016 (G).................................        6,227
    25,000     4.75%, 2012 (G).................................       24,805
                                                                 -----------
                                                                     510,547
                                                                 -----------
                                                                     605,013
                                                                 -----------
             Total U.S. government securities
               (cost $806,090).................................  $   789,341
                                                                 -----------
             Total long-term investments
               (cost $7,335,788)...............................  $ 7,734,672
                                                                 -----------
SHORT-TERM INVESTMENTS -- 25.4%
             FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 1.5%
             Federal National Mortgage Association
   120,000     5.22%, 07/12/2007 (M)...........................  $   119,795
                                                                 -----------
             OTHER DIRECT FEDERAL OBLIGATIONS -- 0.9%
             Federal Home Loan Bank
    75,000     5.18%, 07/11/2007 (G)(M)........................       74,882
                                                                 -----------
             REPURCHASE AGREEMENTS -- 4.7%
             Banc of America Securities Joint Repurchase
               Agreement (maturing on 07/02/2007 in the amount
               of $491, collateralized by U.S. Treasury Note,
               12.00%, 2013, value of $502)
       491     4.25% dated 07/02/2007..........................          491
             Banc of America Securities TriParty Joint
               Repurchase Agreement (maturing on 07/02/2007 in
               the amount of $72,441, collateralized by FNMA,
               5.00%, 2035, value of $73,857)
    72,409     5.36% dated 07/02/2007..........................       72,409
             Deutsche Bank Securities TriParty Joint Repurchase
               Agreement (maturing on 07/02/2007 in the amount
               of $192,247, collateralized by FHLMC,
               4.50% -- 6.50%, 2019 -- 2037,
               value of $196,005)
   192,162     5.36% dated 07/02/2007..........................      192,162

The accompanying notes are an integral part of these financial statements.

 HARTFORD ADVISERS HLS FUND

 JUNE 30, 2007 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

PRINCIPAL                                                          MARKET
  AMOUNT                                                          VALUE (W)
----------                                                       -----------
SHORT-TERM INVESTMENTS -- (CONTINUED)
             REPURCHASE AGREEMENTS -- (CONTINUED)
             UBS Securities, Inc. TriParty Joint Repurchase
               Agreement (maturing on 07/02/2007 in the amount
               of $118,878, collateralized by FNMA,
               4.50% -- 6.50%, 2020 -- 2037, value of $121,201)
$  118,824     5.37% dated 07/02/2007..........................  $   118,824
                                                                 -----------
                                                                     383,886
                                                                 -----------
  SHARES
----------
             SECURITIES PURCHASED WITH PROCEEDS FROM SECURITY
             LENDING -- 18.3%
             CASH COLLATERAL REINVESTMENT FUND:
 1,497,141   BNY Institutional Cash Reserve Fund...............    1,497,141
                                                                 -----------
             Total short-term investments
               (cost $2,075,704)...............................  $ 2,075,704
                                                                 -----------

             Total investments
               (cost $9,411,492) (C)...........................  119.8%    $ 9,810,376
             Other assets and liabilities......................  (19.8)%    (1,620,634)
                                                                 -----     -----------
             Total net assets..................................  100.0%    $ 8,189,742
                                                                 =====     ===========

Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 11.15% of total net assets at June 30, 2007.

  (C)At June 30, 2007, the cost of securities for federal income tax purposes was $9,442,145 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

      Unrealized Appreciation.......................  $ 537,031
      Unrealized Depreciation.......................   (168,800)
                                                      ---------
      Net Unrealized Appreciation...................  $ 368,231
                                                      =========

  # This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.

 (A) The aggregate value of securities valued in good faith at fair value by, or under the direction of, the Funds' Board of Directors at June 30, 2007, was $376,791, which represents 4.60% of total net assets.
  (D)Currently non-income producing.
 (G) Security is partially on loan at June 30, 2007.

  (I)Securities issued within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of
     1933, as amended, and may be sold only to qualified institutional buyers. Pursuant to guidelines adopted by the Board of Directors, these issues are determined to be liquid. The aggregate value of these securities at June 30, 2007, was $150,796, which represents 1.84% of total net assets.

 (K) Securities contain some restrictions as to public resale. These securities comply with Regulation S, rules governing offers and sales made outside the United States without registration under the Securities Act of 1933, and are determined to be liquid. At June 30, 2007, the market value of these securities amounted to $78,868 or 0.96% of net assets.

  (L)Variable rate securities; the rate reported is the coupon rate in effect at June 30, 2007.

 (M) The interest rate disclosed for these securities represents the effective yield on the date of acquisition.

 (O) U.S. Treasury inflation-protection securities (TIPS) are securities in which the principal amount is adjusted for inflation and the semiannual interest payments equal a fixed percentage of the inflation-adjusted principal amount.

  (Q)The cost of securities purchased on a when-issued or delayed delivery basis at June 30, 2007 was $143,759.

 (H) The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

      PERIOD
      ACQUIRED    SHARES/PAR        SECURITY        COST BASIS
      --------    ----------        --------        ----------
      June, 2007    11,241     Buck Holdings L.P.    $11,253

     The aggregate value of these securities at June 30, 2007 was $10,117 which represents 0.12% of total net assets.

  (W)See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

     FORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING AT JUNE 30, 2007

                                                              UNREALIZED
                             MARKET    CONTRACT   DELIVERY  APPRECIATION/
           DESCRIPTION        VALUE     AMOUNT      DATE    (DEPRECIATION)
           -----------       -------   --------   --------  --------------
      British Pound (Buy)    $ 1,895   $ 1,885    07/02/07       $10
      Swiss Franc (Buy)       10,170    10,118    07/02/07        52
                                                                 ---
                                                                 $62
                                                                 ===

The accompanying notes are an integral part of these financial statements.

 HARTFORD CAPITAL APPRECIATION HLS FUND

 SCHEDULE OF INVESTMENTS
 JUNE 30, 2007 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                   MARKET
  SHARES                                                          VALUE (W)
----------                                                       -----------
COMMON STOCK -- 98.4%
             BASIC MATERIALS -- 14.9%
        98   Agrium, Inc. .....................................  $     4,283
       105   Alcoa, Inc. ......................................        4,268
       411   Antofagasta (A)...................................        5,033
     1,033   Aracruz Celulose S.A. ADR (G).....................       68,444
       125   Arch Coal, Inc. (G)...............................        4,343
        97   AUR Resources, Inc. ..............................        2,884
     5,899   Cameco Corp. (G)..................................      299,341
        33   Celanese Corp. ...................................        1,278
       158   Chemtura Corp. (G)................................        1,756
       375   Church & Dwight Co., Inc. (G).....................       18,187
     7,438   Companhia Vale do Rio Doce ADR (G)................      331,362
        52   Consol Energy, Inc. ..............................        2,375
        33   Cytec Industries, Inc. ...........................        2,098
     5,333   Dow Chemical Co. (G)..............................      235,812
        50   Duratex S.A. .....................................        1,445
        30   E.I. DuPont de Nemours & Co. .....................        1,520
       103   Evraz Group S.A. .................................        4,215
         8   FMC Corp. ........................................          742
     2,787   Freeport-McMoRan Copper & Gold, Inc. (G)..........      230,825
        30   Greif, Inc. ......................................        1,812
       135   Impala Platinum Holdings Ltd. (A).................        4,096
       275   Kingboard Chemical Holdings Ltd. (A)..............        1,263
        10   MMX Mineracao E Metalicos S.A. (D)................        5,023
         4   Mueller Water Products, Inc. Class B..............           58
       124   Owens-Illinois, Inc. (D)..........................        4,336
       442   Potash Corp. of Saskatchewan......................       34,486
     2,044   Praxair, Inc. ....................................      147,148
        27   Rhodia S.A. (D)...................................        1,228
     2,500   Rio Tinto plc (A).................................      191,259
       108   Select Comfort Corp. (D)(G).......................        1,750
       119   Smurfit-Stone Container Corp. (D).................        1,579
     4,093   Teck Cominco Ltd. Class B.........................      173,655
        60   Tempur-Pedic International, Inc. (G)..............        1,541
        77   Terra Industries, Inc. (D)........................        1,950
        87   TMK OAO GDR (I)...................................        3,146
       896   Ube Industries, Ltd. (A)..........................        2,759
       627   Uranium One, Inc. (D).............................        7,982
         9   Vallourec (A).....................................        2,762
     5,402   Vedanta Resources plc (A).........................      174,122
     4,403   Xstrata plc (A)...................................      262,108
                                                                 -----------
                                                                   2,244,274
                                                                 -----------
             CAPITAL GOODS -- 6.9%
     1,421   3M Co. (G)........................................      123,355
     6,146   ABB Ltd. ADR......................................      138,888
        20   Alliant Techsystems, Inc. (D)(G)..................        2,003
        35   Alstom RGPT (A)(D)................................        5,793
     3,869   Atlas Copco AB (A)................................       64,443
     2,064   Boeing Co. (G)....................................      198,426
        58   Cameron International Corp. (D)(G)................        4,138
        71   Caterpillar, Inc. ................................        5,575
     1,559   Deere & Co. (G)...................................      188,270
        39   Gamesa Corporacion Tecnologica S.A. (A)...........        1,418
       126   Goodrich Corp. ...................................        7,522

                                                                   MARKET
  SHARES                                                          VALUE (W)
----------                                                       -----------
             CAPITAL GOODS -- (CONTINUED)
     1,752   ITT Corp. (G).....................................  $   119,592
        34   Joy Global, Inc. (G)..............................        1,989
        40   Kennametal, Inc. .................................        3,273
       105   Lam Research Corp. (D)............................        5,407
        42   Lindsay Corp. (G).................................        1,860
       283   LJ International, Inc. (D)........................        3,071
       237   Marvel Entertainment, Inc. (D)(G).................        6,031
        84   Parker-Hannifin Corp. ............................        8,244
       347   Progressive Gaming International Corp. (D)(G).....        2,035
     1,032   Rockwell Automation, Inc. (G).....................       71,690
        41   Terex Corp. (D)...................................        3,350
       141   Trina Solar Ltd. ADR (D)(G).......................        7,255
        48   Varian Semiconductor Equipment Associates, Inc.
               (D)(G)..........................................        1,919
     3,837   Xerox Corp. (D)(G)................................       70,913
                                                                 -----------
                                                                   1,046,460
                                                                 -----------
             CONSUMER CYCLICAL -- 8.3%
       125   Aisin Seiki Co., Ltd. (A).........................        4,583
       128   Altria Group, Inc. ...............................        8,964
        73   American Axle & Manufacturing Holdings, Inc.
               (G).............................................        2,156
       142   American Eagle Outfitters, Inc. ..................        3,636
       122   Arcandor AG (D)...................................        4,121
        79   Best Buy Co., Inc. ...............................        3,706
       896   BorgWarner, Inc. (G)..............................       77,049
    29,056   Buck Holdings L.P. (A)(D)(H)......................       26,150
       120   Bulgari S.p.A. (A)................................        1,930
       191   Circuit City Stores, Inc. (G).....................        2,875
        21   Coach, Inc. (D)...................................        1,014
        46   Copart, Inc. (D)..................................        1,413
        20   D.R. Horton, Inc. (G).............................          406
        10   DaimlerChrysler AG (G)............................          892
        35   Dick's Sporting Goods, Inc. (D)...................        2,024
        55   Dollar Tree Stores, Inc. (D)......................        2,382
       112   Dufry South America LTDA (D)......................        2,581
       105   eBay, Inc. (D)....................................        3,363
    20,147   Ford Motor Co. (G)................................      189,786
        66   Fuel-Technology N.V. (D)(G).......................        2,267
        73   Home Depot, Inc. .................................        2,865
     3,625   Honda Motor Co., Ltd. (A).........................      131,611
       548   Industrial Enterprises of America, Inc. (D).......        2,766
        40   J. Crew Group, Inc. (D)...........................        2,137
       188   Jamba, Inc. (D)(G)................................        1,721
       103   Kohl's Corp. (D)..................................        7,316
       942   LG Electronics, Inc. (A)(D).......................       77,734
     2,759   Limited Brands, Inc. (G)..........................       75,740
       133   Lowe's Cos., Inc. ................................        4,093
     4,120   Macy's Inc. (G)...................................      163,909
        29   MDC Holdings, Inc. ...............................        1,402
         4   Nintendo Co., Ltd. (A)............................        1,459
        42   Office Depot, Inc. (D)............................        1,263
        12   Polo Ralph Lauren Corp. ..........................        1,158
       122   Quanta Services, Inc. (D)(G)......................        3,745
       147   Ruby Tuesday, Inc. ...............................        3,870
       132   Safeway, Inc. ....................................        4,475

The accompanying notes are an integral part of these financial statements.

 HARTFORD CAPITAL APPRECIATION HLS FUND

 JUNE 30, 2007 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                   MARKET
  SHARES                                                          VALUE (W)
----------                                                       -----------
COMMON STOCK -- (CONTINUED)
             CONSUMER CYCLICAL -- (CONTINUED)
       220   Staples, Inc. ....................................  $     5,225
       140   Starbucks Corp. (D)...............................        3,666
       117   Tata Motors Ltd. ADR (G)..........................        1,923
       298   Tecnisa S.A. .....................................        1,820
       556   Tesco plc (A).....................................        4,651
     5,227   TJX Cos., Inc. ...................................      143,731
        52   Tod's S.p.A. (A)..................................        4,646
     3,850   Toyota Motor Corp. (A)............................      242,825
        30   VistaPrint Ltd. (D)(G)............................        1,159
       299   Whole Foods Market, Inc. (G)......................       11,440
                                                                 -----------
                                                                   1,249,648
                                                                 -----------

                                                                   MARKET
  SHARES                                                          VALUE (W)
----------                                                       -----------
             CONSUMER STAPLES -- 2.8%
        81   Avon Products, Inc. ..............................  $     2,962
     2,411   Bunge Ltd. Finance Corp. (G)......................      203,738
     1,098   China Resources Enterprise (A)....................        4,128
     3,454   Cosan S.A. Industria E Comercio (D)...............       56,766
        44   General Mills, Inc. ..............................        2,559
       122   Imperial Tobacco Group plc (A)....................        5,622
        33   Loews Corp. -- Carolina Group.....................        2,573
     5,172   Marine Harvest (A)(D).............................        5,585
        23   Nestle S.A. (A)...................................        8,685
        32   PepsiCo, Inc. ....................................        2,095
     1,470   Procter & Gamble Co. (G)..........................       89,967
     1,754   Tyson Foods, Inc. Class A (G).....................       40,414
        97   Unilever N.V. NY Shares...........................        3,000
                                                                 -----------
                                                                     428,094
                                                                 -----------

             ENERGY -- 12.0%
       256   Brasil EcoDiesel Industria (D)....................        1,644
        47   Canadian Natural Resources Ltd. ..................        3,116
     2,511   Chesapeake Energy Corp. (G).......................       86,869
        74   Chevron Corp. ....................................        6,267
        57   Complete Production Services, Inc. (D)(G).........        1,479
       101   ConocoPhillips Holding Co. .......................        7,905
        55   Diamond Offshore Drilling, Inc. (G)...............        5,596
     1,721   EnCana Corp. (G)..................................      105,768
     1,600   Ente Nazionale Idrocarburi S.p.A. (A).............       58,012
        58   EOG Resources, Inc. ..............................        4,223
       187   Exxon Mobil Corp. ................................       15,669
       260   GlobalSantaFe Corp. (G)...........................       18,774
     9,148   Halliburton Co. (G)...............................      315,581
        57   Hercules Offshore, Inc. (D)(G)....................        1,839
        33   Holly Corp. ......................................        2,433
        33   Lukoil ADR........................................        2,500
        61   Nabors Industries Ltd. (D)........................        2,051
        99   Newfield Exploration Co. (D)(G)...................        4,519
        30   Noble Corp. ......................................        2,955
        46   Noble Energy, Inc. ...............................        2,845
     4,595   OAO Gazprom ADR (K)...............................      192,526
        68   Penn Virginia Corp. ..............................        2,734
        45   Petro-Canada......................................        2,408
        26   Petroleo Brasileiro S.A. ADR (G)..................        3,165
     4,362   Pride International, Inc. (D)(G)..................      163,389
     3,041   Sasol Ltd. ADR (G)................................      114,157
       197   Talisman Energy, Inc. ............................        3,800
        89   Talisman Energy, Inc. (G).........................        1,711
        75   Total S.A. ADR....................................        6,106
     1,373   Transocean, Inc. (D)(G)...........................      145,436
        27   UGI Corp. ........................................          737
     4,000   Weatherford International Ltd. (D)................      220,960
     5,060   XTO Energy, Inc. (G)..............................      304,094
                                                                 -----------
                                                                   1,811,268
                                                                 -----------

             FINANCE -- 15.2%
     4,755   ACE Ltd. .........................................      297,301
       173   Aercap Holdings N.V. (D)..........................        5,520
        56   Aetna, Inc. ......................................        2,757
        44   Affiliated Managers Group, Inc. (D)(G)............        5,665
        58   Aircastle Ltd. ...................................        2,309
    26,058   Akbank T.A.S. (A).................................      143,914
        26   Ambac Financial Group, Inc. ......................        2,302
     1,448   American International Group, Inc. ...............      101,396
        40   Ameriprise Financial, Inc. .......................        2,511
       404   Amvescap plc (A)..................................        5,204
       142   Apollo Investment Corp. (G).......................        3,049
       528   Asya Katilim Bankasi AS (A)(D)....................        3,205
       209   Augsburg Re AG (A)(D)(H)..........................           --
        18   Axis Capital Holdings Ltd. .......................          728
     1,256   Babcock and Brown Wind Partners (A)...............        2,076
       191   Bank of America Corp. ............................        9,323
     1,909   Capital One Financial Corp. (G)...................      149,750
        11   CB Richard Ellis Group, Inc. Class A (D)(G).......          398
     2,092   China Merchants Bank Co., Ltd. (A)................        6,371
        29   CIT Group, Inc. ..................................        1,596
     5,820   Citigroup, Inc. (G)...............................      298,528
       884   Commerce Bancorp, Inc. (G)........................       32,712
        82   Countrywide Financial Corp. (G)...................        2,975
        96   Covanta Holding Corp. (D)(G)......................        2,376
       203   Cyrela Brazil Realty S.A. ........................        2,518
       521   Deutsche Boerse AG (A)(G).........................       59,014
        74   Dollar Financial Corp. (D)........................        2,109
       196   E*Trade Financial Corp. (D).......................        4,334
       975   Eurocastle Investment Ltd. (A)....................       45,066
     4,400   European Capital Ltd. ............................       63,006
        35   Everest Re Group Ltd. ............................        3,792
        43   Franklin Resources, Inc. .........................        5,749
       241   Freedom Acquisition Holdings, Inc. (D)(G).........        2,651
       157   Genesis Lease Ltd. ...............................        4,313
        13   Goldman Sachs Group, Inc. ........................        2,709
     2,931   Hong Kong Exchanges & Clearing Ltd. (A)...........       41,363
        16   IntercontinentalExchange, Inc. (D)(G).............        2,351
     3,132   Julius Baer Holding Ltd. (A)......................      224,079
        23   Merrill Lynch & Co., Inc. ........................        1,930
        72   Nasdaq Stock Market, Inc. (D)(G)..................        2,142
        61   Oaktree Capital (D)(I)............................        2,516
       276   ORIX Corp. (A)....................................       72,697
       153   PennantPark Investment Corp. .....................        2,144
        55   Platinum Underwriters Holdings Ltd. ..............        1,915
       140   PNC Financial Services Group, Inc. ...............        9,985
       552   Raiffeisen International Bank Holding AG (A)(G)...       87,110
       548   Royal Bank of Scotland Group plc (A)..............        6,931

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

                                                                   MARKET
  SHARES                                                          VALUE (W)
----------                                                       -----------
COMMON STOCK -- (CONTINUED)
             FINANCE -- (CONTINUED)
     4,203   Standard Chartered plc (A)........................  $   137,096
       113   State Street Corp. (G)............................        7,702
     1,619   UBS AG............................................       97,130
     1,329   Uniao de Bancos Brasileiros S.A. GDR (G)..........      150,027
       551   UniCredito Italiano S.p.A. (A)....................        4,919
        39   Unum Group........................................        1,021
     2,000   Wellpoint, Inc. (D)(G)............................      159,660
                                                                 -----------
                                                                   2,289,945
                                                                 -----------

             HEALTH CARE -- 6.7%
     1,236   Abbott Laboratories (G)...........................       66,177
        84   Alkermes, Inc. (D)................................        1,229
        84   Amylin Pharmaceuticals, Inc. (D)(G)...............        3,462
        22   Astellas Pharma, Inc. (A).........................          961
       259   Bristol-Myers Squibb Co. .........................        8,168
        38   Brookdale Senior Living, Inc. (G).................        1,750
        88   Cardinal Health, Inc. ............................        6,230
        35   Cephalon, Inc. (D)(G).............................        2,838
        47   Charles River Laboratories International, Inc.
               (D)(G)..........................................        2,411
        42   Cie Generale d'Optique Essilor International S.A.
               (A)(D)..........................................        4,955
        58   Cooper Co., Inc. (G)..............................        3,082
        94   Coventry Health Care, Inc. (D)....................        5,390
     5,006   CVS/Caremark Corp. (G)............................      182,483
        28   Dade Behring Holdings, Inc. ......................        1,461
        37   Eisai Co., Ltd. (A)...............................        1,611
       658   Elan Corp. plc ADR (D)(G).........................       14,425
     3,194   Eli Lilly & Co. (G)...............................      178,510
        67   Emergency Medical Services (D)....................        2,618
       100   Forest Laboratories, Inc. (D).....................        4,560
        33   Genzyme Corp. (D).................................        2,093
     1,058   Hengan International Group Co., Ltd. (A)..........        3,762
       265   Impax Laboratories, Inc. (D)(G)...................        3,174
        44   Kyphon, Inc. (D)(G)...............................        2,128
        76   McKesson Corp. ...................................        4,551
       143   Merck & Co., Inc. ................................        7,121
       159   MGI Pharma, Inc. (D)(G)...........................        3,552
        65   Mindray Medical International Ltd. ...............        1,984
     1,338   Monsanto Co. (G)..................................       90,355
     1,637   Novavax, Inc. (D)(G)..............................        4,748
       925   Sanofi-Aventis S.A. (A)(G)........................       74,720
       123   Sanofi-Aventis S.A. ADR (G).......................        4,949
       216   Savient Pharmaceuticals, Inc. (D)(G)..............        2,677
       350   Schering-Plough Corp. ............................       10,654
       316   Shionogi & Co., Ltd. (A)..........................        5,157
     3,195   Teva Pharmaceutical Industries Ltd. ADR (G).......      131,786
        66   Vertex Pharmaceuticals, Inc. (D)(G)...............        1,879
       102   Volcano Corp. (D).................................        2,063
     2,922   Wyeth.............................................      167,542
                                                                 -----------
                                                                   1,017,216
                                                                 -----------

                                                                   MARKET
  SHARES                                                          VALUE (W)
----------                                                       -----------
             SERVICES -- 2.7%
       205   Accenture Ltd. Class A............................  $     8,792
        27   Alliance Data Systems Corp. (D)...................        2,087
       462   Allied Waste Industries, Inc. (D)(G)..............        6,215
        31   Apollo Group, Inc. Class A (D)....................        1,811
        46   Automatic Data Processing, Inc. (G)...............        2,210
       115   Avis Budget Group, Inc. (D).......................        3,258
     1,010   Banyan Tree Holdings Ltd. (A).....................        1,737
       250   BearingPoint, Inc. (D)(G).........................        1,830
        62   CACI International, Inc. Class A (D)(G)...........        3,024
       163   Cadence Design Systems, Inc. (D)..................        3,577
        65   CheckFree Corp. (D)(G)............................        2,621
        77   Citadel Broadcasting Corp. .......................          495
        23   Comcast Corp. Class A (D).........................          638
       180   Comcast Corp. Special Class A (D).................        5,033
       183   DreamWorks Animation SKG, Inc. (D)(G).............        5,282
        47   Entercom Communications Corp. (G).................        1,167
       400   Fluor Corp. (G)...................................       44,548
       163   Focus Media Holding Ltd. ADR (D)(G)...............        8,249
       131   Gevity HR, Inc. (G)...............................        2,528
        30   Harvey Weinstein Master L.P. (A)(D)(H)............       38,611
        17   Manpower, Inc. ...................................        1,587
       154   Melco PBL Entertainment Ltd. ADR (D)..............        1,931
     5,983   News Corp. Class A................................      126,906
        50   R.H. Donnelley Corp. (D)(G).......................        3,766
        23   Riverbed Technology, Inc. (D)(G)..................          986
     1,524   Shangri-La Asia Ltd. (H)..........................        3,684
    11,177   Sun Microsystems, Inc. (D)........................       58,792
        65   Syntel, Inc. (G)..................................        1,972
        98   TeleTech Holdings, Inc. (D).......................        3,177
        82   United Parcel Service, Inc. Class B...............        5,995
       167   Viacom, Inc. Class B (D)..........................        6,952
     1,248   Walt Disney Co. (G)...............................       42,610
        21   Waste Management, Inc. ...........................          801
       178   XM Satellite Radio Holdings, Inc. Class A
               (D)(G)..........................................        2,094
                                                                 -----------
                                                                     404,966
                                                                 -----------

             TECHNOLOGY -- 26.8%
       552   Activision, Inc. (D)..............................       10,302
       144   Adobe Systems, Inc. (D)(G)........................        5,782
     2,437   Akamai Technologies, Inc. (D)(G)..................      118,541
       485   Altera Corp. .....................................       10,737
     3,054   Amdocs Ltd. (D)...................................      121,590
       916   Apple, Inc. (D)...................................      111,752
        84   Arrow Electronics, Inc. (D).......................        3,244
     3,914   AT&T, Inc. .......................................      162,433
        94   Canon, Inc. (A)...................................        5,536
       260   Cinram International Income Fund..................        6,598
    10,409   Cisco Systems, Inc. (D)...........................      289,889
        25   Citrix Systems, Inc. (D)..........................          842
        23   CMGI, Inc. (D)....................................           44
       274   Cogent Communication Group, Inc. (D)(G)...........        8,169
     2,196   Cognex Corp. (G)..................................       49,423
     4,771   Corning, Inc. (D)(G)..............................      121,890
       157   Cree, Inc. (D)(G).................................        4,057
        10   Ctrip.com International Ltd. .....................          747

The accompanying notes are an integral part of these financial statements.

 HARTFORD CAPITAL APPRECIATION HLS FUND

 JUNE 30, 2007 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                   MARKET
  SHARES                                                          VALUE (W)
----------                                                       -----------
COMMON STOCK -- (CONTINUED)
             TECHNOLOGY -- (CONTINUED)
        70   Danaher Corp. (G).................................  $     5,270
       652   Dover Corp. (G)...................................       33,367
        65   Electronic Arts, Inc. (D).........................        3,057
        11   Embarq Corp. .....................................          684
       292   EMC Corp. (D).....................................        5,289
       113   Emerson Electric Co. .............................        5,270
        76   Emulex Corp. (D)(G)...............................        1,660
       147   Energy Conversion Devices, Inc. (D)(G)............        4,538
       549   Energy Focus, Inc. (D)............................        3,638
        21   Equinix, Inc. (D)(G)..............................        1,884
     1,318   Evergreen Solar, Inc. (D)(G)......................       12,261
        15   F5 Networks, Inc. (D).............................        1,241
        87   Fairchild Semiconductor International, Inc.
               (D)(G)..........................................        1,675
        44   First Data Corp. .................................        1,451
       213   Flextronics International Ltd. (D)................        2,300
        89   Fossil, Inc. (D)(G)...............................        2,619
     2,473   France Telecom S.A. (A)...........................       67,817
     7,649   General Electric Co. .............................      292,802
        29   Genlyte Group (D)(G)..............................        2,270
       820   Google, Inc. (D)..................................      428,986
     5,211   Hewlett-Packard Co. ..............................      232,488
        69   Hologic, Inc. (D)(G)..............................        3,833
    14,008   Hon Hai Precision Industry Co., Ltd. (A)..........      120,990
       132   InPhonic, Inc. (D)(G).............................          613
     4,920   Intel Corp. (G)...................................      116,887
     2,519   International Business Machines Corp. ............      265,020
        92   International Rectifier Corp. (D)(G)..............        3,420
       537   JDS Uniphase Corp. (D)(G).........................        7,213
       146   Koninklijke Philips Electronics N.V. (A)..........        6,191
       950   L-3 Communications Holdings, Inc. (G).............       92,521
        45   Leap Wireless International, Inc. (D).............        3,794
       150   Maxim Integrated Products, Inc. ..................        5,005
     2,330   McAfee, Inc. (D)(G)...............................       81,998
     4,784   Medtronic, Inc. (G)...............................      248,088
     1,023   MEMC Electronic Materials, Inc. (D)(G)............       62,501
       168   Microsoft Corp. ..................................        4,936
       351   Mitsubishi Electric Corp. (A).....................        3,251
       322   NaviSite, Inc. (D)................................        2,450
       273   Network Appliance, Inc. (D).......................        7,966
       370   NII Holdings, Inc. Class B (D)(G).................       29,906
        52   Nokia Corp. ......................................        1,448
       261   Nokia Oyj (A).....................................        7,341
     7,088   Nortel Networks Corp. (D)(G)......................      170,469
        35   NVIDIA Corp. (D)(G)...............................        1,462
       164   O2Micro International Ltd. ADR (D)................        1,814
    11,652   Oracle Corp. (D)..................................      229,647
        86   Orascom Telecom Holding SAE GDR...................        5,581
        91   QLogic Corp. (D)(G)...............................        1,513
       298   Qualcomm, Inc. ...................................       12,935
     3,424   Raytheon Co. (G)..................................      184,471
       167   Red Hat, Inc. (D).................................        3,727
       227   Renesola Ltd. (A)(D)..............................        2,563
       536   Research In Motion Ltd. ADR (D)...................      107,135
        81   Rockwell Collins, Inc. ...........................        5,722
        36   Roper Industries, Inc. (G)........................        2,050
       131   Seagate Technology (G)............................        2,861
        75   Solar Cayman Ltd. (A)(D)(H).......................        1,008
       291   Sonus Networks, Inc. (D)(G).......................        2,483
       101   Sony Corp. (A)....................................        5,169
       294   Sprint Nextel Corp. ..............................        6,098
        30   Starent Networks Corp. (D)........................          441
       223   Symantec Corp. (D)(G).............................        4,499
       107   Telefonaktiebolaget LM Ericsson ADR (G)...........        4,252
        46   Texas Instruments, Inc. (G).......................        1,735
       122   Thomas & Betts Corp. (D)..........................        7,070
       640   Turkcell Iletisim Hizmetleri ADR (G)..............       10,659
     8,257   Turkcell Iletisim Hizmetleri AS (A)...............       54,754
        61   VeriFone Holdings, Inc. (D).......................        2,143
       125   Virgin Media, Inc. (G)............................        3,034
        28   Whirlpool Corp. (G)...............................        3,158
                                                                 -----------
                                                                   4,055,968
                                                                 -----------

             TRANSPORTATION -- 0.8%
     3,457   Air Asia BHD (A)(D)...............................        1,904
       375   All America Latina Logistica S.A. ................        5,101
       972   Burlington Northern Santa Fe Corp. ...............       82,739
     1,492   Cathay Pacific Airways Ltd. (A)...................        3,711
        22   General Dynamics Corp. (G)........................        1,736
        91   GOL Linhas Aereas Inteligentes S.A. ADR (G)(H)....        2,993
       130   Grupo Aeroportuario Del ADR (D)...................        3,563
        43   Kirby Corp. (D)(G)................................        1,666
       186   Knight Transportation, Inc. (G)...................        3,595
       271   Navios Maritime Holdings, Inc. ...................        3,270
       117   Northwest Airlines Corp. (D)(G)...................        2,586
       147   UAL Corp. (D)(G)..................................        5,955
        35   US Airways Group, Inc. (D)(G).....................        1,044
                                                                 -----------
                                                                     119,863
                                                                 -----------

                                                                   MARKET
  SHARES                                                          VALUE (W)
----------                                                       -----------
             UTILITIES -- 1.3%
       144   American Electric Power Co., Inc. (G).............  $     6,465
    12,770   Datang International Power (A)(D).................       19,744
       124   MDU Resources Group, Inc. ........................        3,471
        67   Ocean Power Technologies, Inc. (D)................        1,058
       123   Renewable Energy Corp. AS (A)(D)..................        4,767
     2,494   Suntech Power Holdings Co., Ltd. ADR (D)(G).......       90,978
        87   Theolia S.A. (A)(D)...............................        2,948
        --   Veolia Environment Rights (G).....................           --
       940   Veolia Environment S.A. (G).......................       73,804
                                                                 -----------
                                                                     203,235
                                                                 -----------
             Total common stock
               (cost $11,884,323)..............................  $14,870,937
                                                                 -----------

WARRANTS -- 0.4%
             FINANCE -- 0.4%
     1,540   Reliance Zero (D) (I).............................  $    64,350
                                                                 -----------
             Total warrants
               (cost $39,310)..................................  $    64,350
                                                                 -----------


The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

                                                                   MARKET
  SHARES                                                          VALUE (W)
----------                                                       -----------
EXCHANGE TRADED FUNDS -- 0.1%
             FINANCE -- 0.1%
        63   S & P Mid-Cap 400 Depositary
             Receipts (G)......................................  $    10,208
                                                                 -----------
             Total exchange traded funds
               (cost $9,309)...................................  $    10,208
                                                                 -----------

PREFERRED STOCK -- 0.0%
             ENERGY -- 0.0%
         8   Petroleo Brasileiro S.A. ADR (D)..................  $       853
                                                                 -----------
             Total preferred stock
               (cost $699).....................................  $       853
                                                                 -----------

PRINCIPAL
AMOUNT (B)
----------
CORPORATE BONDS: INVESTMENT GRADE -- 0.2%
             FINANCE -- 0.2%
             Augsburg Re AG
   GBP 412     0.00%, 12/31/2049 (A)(H)++......................  $       232
             UBS Luxembourg S.A.
    26,500     6.23%, 02/11/2015...............................       26,590
                                                                 -----------
             Total corporate bonds:
               investment grade
               (cost $27,615)..................................  $    26,822
                                                                 -----------
             Total long-term investments
               (cost $11,961,256)..............................  $14,973,170
                                                                 -----------

SHORT-TERM INVESTMENTS -- 13.2%
             REPURCHASE AGREEMENTS -- 0.4%
             Banc of America Securities Joint Repurchase
               Agreement (maturing on 07/02/2007 in the amount
               of $72, collateralized by U.S. Treasury Note,
               12.00%, 2013, value of $73)
$       71     4.25% dated 07/02/2007..........................  $        71
             Banc of America Securities TriParty Joint
               Repurchase Agreement (maturing on 07/02/2007 in
               the amount of $10,547, collateralized by FNMA,
               5.00%, 2035, value of $10,754)
    10,543     5.36% dated 07/02/2007..........................       10,543
             Deutsche Bank Securities TriParty Joint Repurchase
               Agreement (maturing on 07/02/2007 in the amount
               of $27,991, collateralized by FHLMC, 4.50% --
               6.50%, 2019 -- 2037, value of $28,538)
    27,978     5.36% dated 07/02/2007..........................       27,978
             UBS Securities, Inc. TriParty Joint Repurchase
               Agreement (maturing on 07/02/2007 in the amount
               of $17,308, collateralized by FNMA,
               4.50% -- 6.50%, 2020 -- 2037, value of $17,647)
    17,301     5.37% dated 07/02/2007..........................       17,301
                                                                 -----------
                                                                      55,893
                                                                 -----------

                                                                   MARKET
  SHARES                                                          VALUE (W)
----------                                                       -----------
             SECURITIES PURCHASED WITH PROCEEDS FROM SECURITY
             LENDING -- 12.8%
             CASH COLLATERAL REINVESTMENT FUND:
 1,937,822   Mellon GSL DBT II Collateral Fund.................  $ 1,937,822
                                                                 -----------
             Total short-term investments
               (cost $1,993,715)...............................  $ 1,993,715
                                                                 -----------

             Total investments
               (cost $13,954,971) (C)..........................  112.3%    $16,966,885
             Other assets and liabilities......................  (12.3)%    (1,860,165)
                                                                 -----     -----------
             Total net assets..................................  100.0%    $15,106,720
                                                                 =====     ===========

Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 34.09% of total net assets at June 30, 2007.

  (C)At June 30, 2007, the cost of securities for federal income tax purposes was $13,980,498 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

      Unrealized Appreciation.......................  $3,152,488
      Unrealized Depreciation.......................    (166,101)
                                                      ----------
      Net Unrealized Appreciation...................  $2,986,387
                                                      ==========

 (A) The aggregate value of securities valued in good faith at fair value by, or under the direction of, the Funds' Board of Directors at June 30, 2007, was $2,571,162, which represents 17.02% of total net assets.

  (D)Currently non-income producing.

 (G) Security is partially on loan at June 30, 2007.

  (I)Securities issued within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of
     1933, as amended, and may be sold only to qualified institutional buyers. Pursuant to guidelines adopted by the Board of Directors, these issues are determined to be liquid. The aggregate value of these securities at June 30, 2007, was $70,012, which represents 0.46% of total net assets.

 (K) Securities contain some restrictions as to public resale. These securities comply with Regulation S, rules governing offers and sales made outside the United States without registration under the Securities Act of 1933, and are determined to be liquid. At June 30, 2007, the market value of these securities amounted to $192,526 or 1.27% of net assets.

  ++ Convertible debt security.

  (B)All principal amounts are in U.S. dollars unless otherwise indicated.

      GBP  -- British Pound

The accompanying notes are an integral part of these financial statements.

 HARTFORD CAPITAL APPRECIATION HLS FUND

 JUNE 30, 2007 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

 (H) The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

      PERIOD
      ACQUIRED         SHARES/PAR             SECURITY             COST BASIS
      --------         ----------             --------             ----------
      06/2006               412     Augsburg Re AG -- 144A          $   766
      06/2006               209     Augsburg Re AG -- 144A               67
      06/2007            29,056     Buck Holdings L.P.               27,630
      01/2007-05/2007        91     GOL Linhas Aereas
                                    Inteligentes S.A. ADR             2,584
      10/2005                30     Harvey Weinstein Master
                                    L.P. -- Reg D                    27,951
      01/2007-06/2007     1,524     Shangri-La Asia Ltd.              3,976
      03/2007                75     Solar Cayman Ltd.                 1,121

     The aggregate value of these securities at June 30, 2007 was $72,678 which represents 0.48% of total net assets.

  (W)See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

        FORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING AT JUNE 30, 2007

                                                                                                                     UNREALIZED
                                                                 MARKET          CONTRACT         DELIVERY         APPRECIATION/
DESCRIPTION                                                      VALUE            AMOUNT            DATE           (DEPRECIATION)
-----------                                                      ------          --------         --------         --------------
Canadian Dollar (Buy)                                           $    291         $    291         07/03/07            $     --
Canadian Dollar (Sell)                                            15,002           14,919         07/03/07                 (83)
Canadian Dollar (Buy)                                                235              234         07/05/07                   1
Euro (Buy)                                                         7,313            7,266         07/02/07                  47
Euro (Sell)                                                          317              315         07/02/07                  (2)
Euro (Buy)                                                        61,213           61,216         07/03/07                  (3)
Euro (Sell)                                                      680,115          661,947         12/20/07             (18,168)
Hong Kong Dollar (Sell)                                           10,405           10,408         07/03/07                   3
Japanese Yen (Sell)                                                  213              214         07/02/07                   1
Japanese Yen (Buy)                                                    65               65         07/03/07                  --
Swiss Franc (Buy)                                                  6,506            6,472         07/02/07                  34
Swiss Franc (Buy)                                                    708              704         07/03/07                   4
                                                                                                                      --------
                                                                                                                      $(18,166)
                                                                                                                      ========

The accompanying notes are an integral part of these financial statements.

 HARTFORD DIVIDEND AND GROWTH HLS FUND

 SCHEDULE OF INVESTMENTS
 JUNE 30, 2007 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                  MARKET
 SHARES                                                         VALUE (W)
---------                                                       ----------
 COMMON STOCK -- 98.9%
            BASIC MATERIALS -- 7.5%
     738    Agrium, Inc. .....................................  $   32,270
   2,005    Alcoa, Inc. ......................................      81,255
     454    Bowater, Inc. (G).................................      11,320
   1,005    Companhia Vale do Rio Doce ADR (G)................      44,783
   2,602    E.I. DuPont de Nemours & Co. .....................     132,282
   1,482    International Paper Co. (G).......................      57,860
     944    Kimberly-Clark Corp. .............................      63,124
     755    Newmont Mining Corp. .............................      29,486
   1,091    Pentair, Inc. (G).................................      42,095
     439    Rhodia S.A. (D)(G)................................      20,408
   1,108    Rohm & Haas Co. (G)...............................      60,575
                                                                ----------
                                                                   575,458
                                                                ----------
            CAPITAL GOODS -- 4.5%
     550    3M Co. ...........................................      47,726
     362    Caterpillar, Inc. ................................      28,345
   1,118    Deere & Co. ......................................     134,987
     379    Illinois Tool Works, Inc. ........................      20,527
     469    Parker-Hannifin Corp. (G).........................      45,959
     491    Pitney Bowes, Inc. ...............................      22,979
   2,531    Xerox Corp. (D)...................................      46,777
                                                                ----------
                                                                   347,300
                                                                ----------
            CONSUMER CYCLICAL -- 8.5%
   1,390    Altria Group, Inc. ...............................      97,481
   1,059    Avery Dennison Corp. (G)..........................      70,402
     926    Home Depot, Inc. .................................      36,434
   1,317    Honda Motor Co., Ltd. ADR (G).....................      47,783
   1,909    McDonald's Corp. .................................      96,896
     663    NIKE, Inc. Class B................................      38,658
   1,921    Staples, Inc. ....................................      45,595
   2,133    Sysco Corp. (G)...................................      70,358
   3,119    Wal-Mart Stores, Inc. ............................     150,050
                                                                ----------
                                                                   653,657
                                                                ----------
            CONSUMER STAPLES -- 6.7%
     665    Bunge Ltd. Finance Corp. (G)......................      56,159
   1,186    Coca-Cola Co. ....................................      62,019
     804    Nestle S.A. ADR...................................      76,883
   1,077    PepsiCo, Inc. ....................................      69,817
   1,983    Procter & Gamble Co. .............................     121,322
   2,294    Tyson Foods, Inc. Class A (G).....................      52,845
     944    Unilever N.V. NY Shares...........................      29,277
     633    Weyerhaeuser Co. .................................      49,939
                                                                ----------
                                                                   518,261
                                                                ----------
            ENERGY -- 17.3%
   1,065    Anadarko Petroleum Corp. (G)......................      55,390
   3,315    Chevron Corp. ....................................     279,239
   1,806    ConocoPhillips Holding Co. .......................     141,803
   1,755    EnCana Corp. .....................................     107,824
   3,361    Exxon Mobil Corp. ................................     281,901
   1,220    Royal Dutch Shell plc.............................      99,072

                                                                  MARKET
 SHARES                                                         VALUE (W)
---------                                                       ----------
            ENERGY -- (CONTINUED)
     789    Schlumberger Ltd. (G).............................  $   66,984
   2,549    Total S.A. ADR (G)................................     206,426
   1,540    XTO Energy, Inc. .................................      92,554
                                                                ----------
                                                                 1,331,193
                                                                ----------
            FINANCE -- 16.0%
   1,111    ACE Ltd. .........................................      69,466
   1,382    Allstate Corp. ...................................      84,988
   1,609    American International Group, Inc. ...............     112,699
   4,244    Bank of America Corp. ............................     207,503
   3,850    Citigroup, Inc. ..................................     197,465
     945    Federal Home Loan Mortgage Corp. .................      57,386
     436    ING Groep N.V. Sponsored ADR......................      19,171
     970    MBIA, Inc. (G)....................................      60,378
     596    Merrill Lynch & Co., Inc. ........................      49,822
     464    Metlife, Inc. (G).................................      29,945
     502    PNC Financial Services Group, Inc. ...............      35,962
     397    Prudential Financial, Inc. .......................      38,581
   1,269    State Street Corp. (G)............................      86,779
   1,269    Synovus Financial Corp. (G).......................      38,967
     221    Torchmark Corp. (G)...............................      14,800
   1,897    UBS AG............................................     113,839
     377    Ventas, Inc. (G)..................................      13,652
                                                                ----------
                                                                 1,231,403
                                                                ----------
            HEALTH CARE -- 9.7%
   2,639    Abbott Laboratories...............................     141,340
     869    AstraZeneca plc ADR...............................      46,474
   3,163    Bristol-Myers Squibb Co. .........................      99,821
   2,892    Eli Lilly & Co. ..................................     161,599
   1,374    Sanofi-Aventis S.A. ADR...........................      55,315
   5,034    Schering-Plough Corp. ............................     153,232
     974    Teva Pharmaceutical Industries Ltd. ADR...........      40,173
     912    Wyeth.............................................      52,300
                                                                ----------
                                                                   750,254
                                                                ----------
            SERVICES -- 7.5%
   1,336    Accenture Ltd. Class A............................      57,280
   1,016    Automatic Data Processing, Inc. ..................      49,241
   1,690    CBS Corp. Class B (G).............................      56,299
   2,704    Comcast Corp. Class A (D)(G)......................      76,027
   1,451    Comcast Corp. Special Class A (D).................      40,581
   1,264    New York Times Co. Class A (G)....................      32,101
   2,246    Time Warner, Inc. ................................      47,258
   1,064    United Parcel Service, Inc. Class B (G)...........      77,672
   1,220    Viacom, Inc. Class B (D)..........................      50,778
   2,360    Waste Management, Inc. ...........................      92,138
                                                                ----------
                                                                   579,375
                                                                ----------
            TECHNOLOGY -- 15.4%
   7,847    AT&T, Inc. .......................................     325,641
   3,245    EMC Corp. (D)(G)..................................      58,742
   5,793    General Electric Co. .............................     221,771
   1,730    International Business Machines Corp. (G).........     182,103
     378    Lockheed Martin Corp. ............................      35,591
   2,121    Maxim Integrated Products, Inc. ..................      70,869
   2,135    Medtronic, Inc. ..................................     110,721

The accompanying notes are an integral part of these financial statements.

 HARTFORD DIVIDEND AND GROWTH HLS FUND

 JUNE 30, 2007 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                  MARKET
 SHARES                                                         VALUE (W)
---------                                                       ----------
COMMON STOCK -- (CONTINUED)
            TECHNOLOGY -- (CONTINUED)
   2,479    Microsoft Corp. ..................................  $   73,056
   2,058    Verizon Communications, Inc. .....................      84,713
     193    Whirlpool Corp. ..................................      21,406
                                                                ----------
                                                                 1,184,613
                                                                ----------
            TRANSPORTATION -- 0.6%
   2,951    Southwest Airlines Co. (G)........................      43,996
                                                                ----------
            UTILITIES -- 5.2%
   1,141    Dominion Resources, Inc. .........................      98,488
   2,062    Exelon Corp. (G)..................................     149,681
   1,566    FPL Group, Inc. (G)...............................      88,878
     618    Progress Energy, Inc. ............................      28,152
     423    Veolia Environment ADR (G)........................      33,199
                                                                ----------
                                                                   398,398
                                                                ----------
            Total common stock
              (cost $5,766,198)...............................  $7,613,908
                                                                ----------
PRINCIPAL
 AMOUNT
---------
 SHORT-TERM INVESTMENTS -- 10.1%
            REPURCHASE AGREEMENTS -- 0.7%
            Banc of America Securities Joint Repurchase
              Agreement (maturing on 07/02/2007 in the amount
              of $76, collateralized by U.S. Treasury Note,
              12.00%, 2013, value of $77)
$     76      4.25% dated 07/02/2007..........................  $       76
            Banc of America Securities TriParty Joint
              Repurchase Agreement (maturing on 07/02/2007 in
              the amount of $11,118, collateralized by FNMA,
              5.00%, 2035, value of $11,336)
  11,113      5.36% dated 07/02/2007..........................      11,113
            Deutsche Bank Securities TriParty Joint Repurchase
              Agreement (maturing on 07/02/2007 in the amount
              of $29,506, collateralized by FHLMC,
              4.50% -- 6.50%, 2019 -- 2037, value of $30,083)
  29,493      5.36% dated 07/02/2007..........................      29,493
            UBS Securities, Inc. TriParty Joint Repurchase
              Agreement (maturing on 07/02/2007 in the amount
              of $18,245, collateralized by FNMA,
              4.50% -- 6.50%, 2020 -- 2037, value of $18,602)
  18,237      5.37% dated 07/02/2007..........................      18,237
                                                                ----------
                                                                    58,919
                                                                ----------
                                                                 MARKET
 SHARES                                                         VALUE (W)
---------                                                       ----------
            SECURITIES PURCHASED WITH PROCEEDS FROM SECURITY
            LENDING -- 9.4%
            CASH COLLATERAL REINVESTMENT FUND:
 721,215    BNY Institutional Cash Reserve Fund...............  $  721,215
                                                                ----------

            Total short-term investments
              (cost $780,134).................................            $  780,134
                                                                          ----------
            Total investments
              (cost $6,546,332) (C)...........................  109.0%    $8,394,042
            Other assets and liabilities......................   (9.0)%     (695,117)
                                                                -----     ----------
            Total net assets..................................  100.0%    $7,698,925
                                                                =====     ==========

Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 12.64% of total net assets at June 30, 2007.

  (C)At June 30, 2007, the cost of securities for federal income tax purposes was $6,551,327 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

      Unrealized Appreciation.......................  $1,885,866
      Unrealized Depreciation.......................     (43,151)
                                                      ----------
      Net Unrealized Appreciation...................  $1,842,715
                                                      ==========

  (D)Currently non-income producing.

 (G) Security is partially on loan at June 30, 2007.

  (W)See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

 HARTFORD INTERNATIONAL OPPORTUNITIES HLS FUND

 SCHEDULE OF INVESTMENTS
 JUNE 30, 2007 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                  MARKET
 SHARES                                                         VALUE (W)
---------                                                       ----------
 COMMON STOCK -- 96.9%
            AUSTRALIA -- 0.9%
   6,661    Oxiana Ltd. (A)(G)................................  $   19,838
                                                                ----------
            BELGIUM -- 0.5%
     164    UCB S.A. (A)(G)...................................       9,698
                                                                ----------
            BRAZIL -- 3.5%
   2,123    All America Latina Logistica S.A. ................      28,900
     633    Companhia Vale do Rio Doce ADR....................      28,204
      35    MMX Mineracao E Metalicos S.A. (D)................      18,507
                                                                ----------
                                                                    75,611
                                                                ----------
            CANADA -- 8.4%
     570    Cameco Corp. (G)..................................      28,896
     439    EnCana Corp. (G)..................................      27,020
     850    Nortel Networks Corp. (D)(G)......................      20,491
     113    Research in Motion Ltd. (D).......................      22,723
      31    Research In Motion Ltd. ADR (D)...................       6,180
     248    Suncor Energy, Inc. (G)...........................      22,322
   1,134    Talisman Energy, Inc. (G).........................      21,928
     481    Telus Corp. ......................................      28,812
                                                                ----------
                                                                   178,372
                                                                ----------
            CHINA -- 3.6%
  20,527    Bank of China Ltd. (A)(D)(G)......................      10,196
  10,690    China Merchants Bank Co., Ltd. (A)(G).............      32,554
   4,175    China Shenhua Energy Co., Ltd. (A)................      14,568
  16,752    Huaneng Power International, Inc. (A).............      19,365
                                                                ----------
                                                                    76,683
                                                                ----------
            EGYPT -- 1.4%
     457    Orascom Telecom Holding SAE GDR (G)...............      29,646
                                                                ----------
            FINLAND -- 2.2%
   1,681    Nokia Oyj (A)(G)..................................      47,198
                                                                ----------
            FRANCE -- 6.4%
     172    Alstom RGPT (A)(D)(G).............................      28,644
     832    Axa S.A. (A)(G)...................................      35,774
     241    BNP Paribas (A)(G)................................      28,591
     159    Cie Generale d'Optique Essilor International S.A.
              (A)(D)(G).......................................      18,950
     299    Peugeot S.A. (A)(G)...............................      24,097
                                                                ----------
                                                                   136,056
                                                                ----------
            GERMANY -- 9.2%
     813    Arcandor AG (D)(G)................................      27,535
     251    Continental AG (A)(G).............................      35,448
     286    DaimlerChrysler AG (A)(G).........................      26,421
     299    Deutsche Boerse AG (A)(G).........................      33,905
     181    E.On AG (A)(G)....................................      30,444
     300    Siemens AG (A)(G).................................      43,136
                                                                ----------
                                                                   196,889
                                                                ----------
            GREECE -- 0.6%
     417    EFG Eurobank Ergasias S.A. (A)....................      13,585
                                                                ----------

                                                                  MARKET
 SHARES                                                         VALUE (W)
---------                                                       ----------
            HONG KONG -- 6.4%
   7,761    Cathay Pacific Airways Ltd. (A)(G)................  $   19,301
   4,692    China Resources Enterprise (A)....................      17,642
   4,912    Hengan International Group Co., Ltd. (A)(G).......      17,466
   3,321    Hong Kong Exchanges & Clearing Ltd. (A)(G)........      46,883
   1,056    Melco PBL Entertainment Ltd. ADR (D)(G)...........      13,261
   9,090    Shangri-La Asia Ltd. (H)..........................      21,972
                                                                ----------
                                                                   136,525
                                                                ----------
            IRELAND -- 1.7%
     491    Elan Corp. plc ADR (D)(G).........................      10,770
   1,025    Ryanair Holdings plc (A)(D).......................       6,806
     511    Ryanair Holdings plc ADR (D)(G)...................      19,302
                                                                ----------
                                                                    36,878
                                                                ----------
            ITALY -- 6.3%
     398    Bulgari S.p.A. (A)................................       6,384
   1,933    Enel S.p.A. (A)(G)................................      20,778
     768    Ente Nazionale Idrocarburi S.p.A. (A)(G)..........      27,829
   2,045    Intesa Sanpaolo (A)(G)............................      15,245
     247    Tod's S.p.A. (A)(G)...............................      22,069
   4,599    UniCredito Italiano S.p.A. (A)(G).................      41,078
                                                                ----------
                                                                   133,383
                                                                ----------
            JAPAN -- 12.8%
     786    Aisin Seiki Co., Ltd. (A).........................      28,842
     249    Astellas Pharma, Inc. (A).........................      10,840
     721    Canon, Inc. (A)(G)................................      42,258
     246    Daiichi Sankyo Co., Ltd. (A)......................       6,532
     210    Eisai Co., Ltd. (A)...............................       9,153
   1,984    Hitachi Ltd. (A)(G)...............................      14,040
      11    Japan Tobacco, Inc. (A)(G)........................      52,196
     857    Komatsu Ltd. (A)..................................      24,841
   2,521    Mitsubishi Electric Corp. (A).....................      23,353
     646    Sony Corp. (A)(G).................................      33,171
      99    TDK Corp. (A).....................................       9,591
   2,015    Toshiba Corp. (A)(G)..............................      17,556
                                                                ----------
                                                                   272,373
                                                                ----------
            LUXEMBOURG -- 1.0%
     521    Evraz Group S.A. .................................      21,401
                                                                ----------
            MEXICO -- 0.9%
     704    Grupo Aeroportuario Del ADR (D)(G)................      19,331
                                                                ----------
            NETHERLANDS -- 5.6%
   1,066    Aercap Holdings N.V. (D)..........................      34,122
     750    ASML Holding N.V. (A)(D)..........................      20,604
     591    ING Groep N.V. (A)................................      26,025
     923    Koninklijke Philips Electronics N.V. (A)..........      39,134
                                                                ----------
                                                                   119,885
                                                                ----------
            NORWAY -- 1.4%
  13,815    Marine Harvest (A)(D)(G)..........................      14,918
     580    Petroleum Geo-Services (G)........................      14,494
                                                                ----------
                                                                    29,412
                                                                ----------

The accompanying notes are an integral part of these financial statements.

 HARTFORD INTERNATIONAL OPPORTUNITIES HLS FUND

 JUNE 30, 2007 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                  MARKET
 SHARES                                                         VALUE (W)
---------                                                       ----------
COMMON STOCK -- (CONTINUED)
            RUSSIA -- 3.5%
     118    Lukoil ADR........................................  $    8,966
      89    Mining and Metallurgical Co. Norilsk Nickel ADR...      19,727
     554    OAO Gazprom ADR (K)...............................      23,200
     600    TMK OAO GDR (I)...................................      21,724
                                                                ----------
                                                                    73,617
                                                                ----------
            SINGAPORE -- 0.5%
     907    Singapore Airlines Ltd. (A).......................      11,146
                                                                ----------
            SOUTH AFRICA -- 1.2%
     823    Impala Platinum Holdings Ltd. (A).................      25,009
                                                                ----------
            SOUTH KOREA -- 0.6%
     203    Shinhan Financial Group Co., Ltd. (A).............      12,381
                                                                ----------
            SPAIN -- 1.2%
     768    Banco Bilbao Vizcaya Argentaria S.A. (A)(G).......      18,780
     400    Laboratorios Almiral S.A. (D).....................       7,939
                                                                ----------
                                                                    26,719
                                                                ----------
            SWEDEN -- 0.9%
     896    Assa Abloy Ab (A)(G)..............................      19,717
                                                                ----------
            SWITZERLAND -- 5.1%
     649    Julius Baer Holding Ltd. (A)......................      46,433
     165    Nestle S.A. (A)...................................      62,622
                                                                ----------
                                                                   109,055
                                                                ----------
            TURKEY -- 0.5%
   1,049    Akbank T.A.S. (A)(G)..............................       5,796
     691    Asya Katilim Bankasi AS (A)(D)....................       4,194
                                                                ----------
                                                                     9,990
                                                                ----------
            UNITED KINGDOM -- 10.0%
   2,833    Amvescap plc (A)..................................      36,498
     547    Burberry Group plc (A)............................       7,489
     548    Kelda Group plc (A)(G)............................      10,333
   5,983    Old Mutual plc (A)(G).............................      20,162
     469    Reckitt Benckiser plc (A).........................      25,683
     594    Standard Chartered plc (A)........................      19,377
   4,341    Tesco plc (A).....................................      36,321
     964    Xstrata plc (A)...................................      57,411
                                                                ----------
                                                                   213,274
                                                                ----------
            UNITED STATES -- 0.6%
      99    Synthes, Inc. (A).................................      11,896
                                                                ----------
            Total common stock
              (cost $1,767,468)...............................  $2,065,568
                                                                ----------
PRINCIPAL                                                        MARKET
 AMOUNT                                                         VALUE (W)
---------                                                       ----------
 SHORT-TERM INVESTMENTS -- 27.2%
            REPURCHASE AGREEMENTS -- 0.8%
      21    Banc of America Securities Joint Repurchase
              Agreement (maturing on 07/02/2007 in the amount
              of $21, collateralized by U.S. Treasury Note,
              12.00%, 2013, value of $21)
 $            4.25% dated 07/02/2007..........................  $       21
            Banc of America Securities TriParty Joint
              Repurchase Agreement (maturing on 07/02/2007 in
              the amount of $3,067, collateralized by FNMA,
              5.00%, 2035, value of $3,127)
              5.36% dated 07/02/2007..........................
   3,065                                                             3,065
            Deutsche Bank Securities TriParty Joint Repurchase
              Agreement (maturing on 07/02/2007 in the amount
              of $8,139, collateralized by FHLMC,
              4.50% -- 6.50%, 2019 -- 2037, value of $8,298)
              5.36% dated 07/02/2007..........................
   8,136                                                             8,136
            UBS Securities, Inc. TriParty Joint Repurchase
              Agreement (maturing on 07/02/2007 in the amount
              of $5,033, collateralized by FNMA,
              4.50% -- 6.50%, 2020 -- 2037, value of $5,131)
              5.37% dated 07/02/2007..........................
   5,031                                                             5,031
                                                                ----------
                                                                    16,253
                                                                ----------
 SHARES
---------
            SECURITIES PURCHASED WITH PROCEEDS FROM SECURITY
            LENDING -- 26.4%
            CASH COLLATERAL REINVESTMENT FUND:
 562,579    Navigator Prime Portfolio.........................     562,579
                                                                ----------
            Total short-term investments
              (cost $578,832).................................  $  578,832
                                                                ----------

            Total investments
              (cost $2,346,300) (C)...........................  124.1%    $2,644,400
            Other assets and liabilities......................  (24.1)%     (513,913)
                                                                -----     ----------
            Total net assets..................................  100.0%    $2,130,487
                                                                =====     ==========

Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 96.39% of total net assets at June 30, 2007.

  (C)At June 30, 2007, the cost of securities for federal income tax purposes was $2,347,736 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

      Unrealized Appreciation........................  $321,774
      Unrealized Depreciation........................   (25,110)
                                                       --------
      Net Unrealized Appreciation....................  $296,664
                                                       ========

 (A) The aggregate value of securities valued in good faith at fair value by, or under the direction of, the Funds' Board of Directors at June 30, 2007, was $1,518,195, which represents 71.26% of total net assets.

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

  (D)Currently non-income producing.

 (G) Security is partially on loan at June 30, 2007.

  (I)Securities issued within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of
     1933, as amended, and may be sold only to qualified institutional buyers. Pursuant to guidelines adopted by the Board of Directors, these issues are determined to be liquid. The aggregate value of these securities at June 30, 2007, was $21,724, which represents 1.02% of total net assets.

 (K) Securities contain some restrictions as to public resale. These securities comply with Regulation S, rules governing offers and sales made outside the United States without registration under the Securities Act of 1933, and are determined to be liquid. At June 30, 2007, the market value of these securities amounted to $23,200 or 1.09% of net assets.

 (H) The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

      PERIOD
      ACQUIRED        SHARES/PAR         SECURITY        COST BASIS
      --------        ----------         --------        ----------
      1/2007-6/2007     9,090      Shangri-La Asia Ltd.   $24,049

     The aggregate value of these securities at June 30, 2007 was $21,972 which represents 1.03% of total net assets.

  (W)See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

     FORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING AT JUNE 30, 2007

                                                               UNREALIZED
                              MARKET   CONTRACT   DELIVERY   APPRECIATION/
      DESCRIPTION             VALUE     AMOUNT      DATE     (DEPRECIATION)
      -----------             ------   --------   --------   --------------
      British Pound (Sell)    $1,989    $1,979    07/02/07        $(10)
      British Pound (Sell)    2,212      2,204    07/03/07          (8)
      British Pound (Sell)    3,088      3,087    07/05/07          (1)
      Canadian Dollar (Sell)  3,155      3,137    07/03/07         (18)
      Euro (Buy)              3,212      3,187    07/03/07          25
      Swiss Franc (Sell)      3,157      3,142    07/02/07         (15)
      Swiss Franc (Sell)      18,981    18,968    07/05/07         (13)
                                                                  ----
                                                                  $(40)
                                                                  ====

The accompanying notes are an integral part of these financial statements.

 HARTFORD MONEY MARKET HLS FUND

 SCHEDULE OF INVESTMENTS
 JUNE 30, 2007 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

PRINCIPAL                                                         MARKET
 AMOUNT                                                         VALUE (W)
---------                                                       ----------
 SHORT-TERM INVESTMENTS -- 100.0%
            CONSUMER STAPLES -- 1.0%
            Alcoa, Inc.
 $21,900    5.27%, 07/11/2007.................................  $   21,868
                                                                ----------
            FINANCE -- 99.0%
            Alliance & Leicester plc
  26,800      5.30%, 11/06/2007...............................      26,310
  27,400      5.32%, 11/06/2007...............................      26,891
            American Express Credit Corp.
  25,000      5.26%, 07/05/2007...............................      24,985
  27,300      5.27%, 08/27/2007...............................      27,074
            American General Finance Corp.
  27,350      5.26%, 09/11/2007...............................      27,065
  26,500      5.30%, 07/10/2007...............................      26,465
  13,200      5.48%, 01/18/2008 (L)...........................      13,209
            American Honda Finance Corp.
  22,460      5.33%, 07/02/2007...............................      22,457
  52,800      5.33%, 08/08/2007 -- 05/12/2008 (I)(L)..........      52,800
            Amsterdam Funding Corp.
  35,200      5.27%, 07/18/2007...............................      35,113
  35,200      5.28%, 08/07/2007...............................      35,010
            Bank of America Corp.
  24,500      5.23%, 07/20/2007...............................      24,432
  25,450      5.28%, 09/19/2007...............................      25,155
  26,500      5.42%, 11/08/2007 (L)...........................      26,500
            Barton Capital Corp.
  35,200      5.27%, 07/12/2007...............................      35,143
  37,200      5.29%, 08/03/2007...............................      37,021
            Bear Stearns & Co., Inc.
  26,600      5.29%, 07/10/2007...............................      26,565
  22,000      5.31%, 07/11/2008 (L)...........................      22,000
            Bradford & Bingley plc
  23,000      5.28%, 09/04/2007...............................      22,784
  21,800      5.31%, 10/22/2007...............................      21,450
            Britannia Building Society
  22,850      5.27%, 08/02/2007...............................      22,745
            Cafco LLC
  33,250      5.25%, 07/24/2007...............................      33,139
  37,100      5.27%, 07/24/2007...............................      36,975
            Caterpillar Financial Services Corp.
  44,000      5.37%, 07/27/2007 (L)...........................      44,001
            Citibank NA
  30,600      5.32%, 09/21/2007...............................      30,600
            Citigroup Funding, Inc.
  23,000      5.26%, 08/27/2007...............................      22,810
  25,450      5.28%, 09/12/2007...............................      25,181
            Countrywide Financial Corp.
  25,600      5.40%, 07/09/2007...............................      25,569
  26,500      5.42%, 07/02/2007...............................      26,496
            Danske Bank
  29,750      5.26%, 09/10/2007...............................      29,444
  22,000      5.29%, 07/18/2008 (I)(L)........................      22,000
            General Electric Capital Corp.
  28,500      5.27%, 09/21/2007...............................      28,162
  29,000      5.28%, 09/26/2007...............................      28,635
  19,400      5.28%, 07/23/2008 (L)...........................      19,400

PRINCIPAL                                                         MARKET
 AMOUNT                                                         VALUE (W)
---------                                                       ----------
            FINANCE -- (CONTINUED)
            Goldman Sachs Group, Inc.
 $26,330      5.23%, 07/26/2007...............................  $   26,235
  24,000      5.24%, 07/13/2007...............................      23,958
            HBOS Treasury Services plc
  26,440      5.31%, 07/08/2008 (I)(L)........................      26,437
            HSBC Finance Corp.
  29,300      5.26%, 08/20/2007...............................      29,088
  22,500      5.33%, 07/03/2008 (L)...........................      22,500
            JP Morgan Chase & Co.
  26,200      5.29%, 07/02/2008 (L)...........................      26,200
            Lehman Brothers Holdings, Inc.
  22,000      5.35%, 06/27/2008 (L)...........................      22,000
            Merrill Lynch & Co., Inc.
  24,000      5.29%, 07/27/2007 (L)...........................      24,000
  22,000      5.30%, 07/23/2008 (L)...........................      22,000
  29,000      5.48%, 06/26/2008 (L)...........................      29,014
            Morgan Stanley Dean Witter, Inc.
  20,000      5.38%, 11/29/2007 (L)...........................      20,000
  51,600      5.45%, 08/30/2007 -- 03/24/2008 (L).............      51,604
            Nationwide Building Society
  26,300      5.27%, 08/10/2007 (I)...........................      26,147
            Nordea Bank Ab
  21,700      5.31%, 07/08/2008 (I)(L)........................      21,700
            Nordea North America
  31,100      5.24%, 07/06/2007...............................      31,077
            Northern Rock plc
  25,900      5.25%, 07/11/2007...............................      25,862
  26,300      5.27%, 08/10/2007...............................      26,147
            Old Line Funding LLC
  34,200      5.24%, 07/06/2007...............................      34,175
  34,700      5.27%, 08/17/2007 (I)...........................      34,463
            Sheffield Receivables
  36,200      5.35%, 07/09/2007...............................      36,157
            Skandinaviska Enskilda Bank NY
  22,030      5.28%, 07/19/2007 (I)(L)........................      22,069
  21,600      5.32%, 07/08/2008 (I)(L)........................      21,600
            Svenska Handelsbanken Ab
  27,250      5.25%, 08/06/2007...............................      27,108
  22,000      5.29%, 07/11/2008 (I)(L)........................      22,000
            Swedbank
  26,300      5.26%, 08/09/2007...............................      26,151
  26,400      5.28%, 08/22/2007...............................      26,200
  26,300      5.34%, 10/25/2007...............................      25,855
            Toyota Motor Credit Corp.
  19,500      5.23%, 07/25/2007...............................      19,432
  53,000      5.35%, 09/24/2007 (L)...........................      53,000
            Triple A-1 Funding
  35,200      5.27%, 07/12/2007...............................      35,143
  36,200      5.28%, 07/11/2007...............................      36,147
            UBS Finance LLC
  23,000      5.23%, 08/06/2007...............................      22,880
  47,950      5.25%, 07/23/2007 -- 08/30/2007.................      47,672
   5,279      5.35%, 07/02/2007...............................       5,278
            Unilever Capital Corp.
  22,000      5.31%, 07/11/2008 (I)(L)........................      22,000

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

PRINCIPAL                                                         MARKET
 AMOUNT                                                         VALUE (W)
---------                                                       ----------
SHORT-TERM INVESTMENTS -- (CONTINUED)
            FINANCE -- (CONTINUED)
            Wachovia Bank NA
 $26,400      5.31%, 09/28/2007 (L)...........................  $   26,402
            Washington Mutual Bank FA
  23,600      5.30%, 08/01/2007...............................      23,600
  24,680      5.34%, 08/24/2007 (L)...........................      24,680
            Wells Fargo & Co.
  22,000      5.28%, 07/17/2008 (L)...........................      22,000
            Wells Fargo Bank NA
  25,000      5.28%, 07/02/2007...............................      25,000
            Westpac Banking Corp.
  23,800      5.23%, 08/02/2007 (I)...........................      23,691
  21,600      5.31%, 07/15/2008 (I)(L)........................      21,600
            Yorktown Capital
  34,250      5.26%, 07/16/2007...............................      34,175
  37,700      5.30%, 07/31/2007...............................      37,534
                                                                ----------
                                                                 2,163,567
                                                                ----------
            Total short-term investments
              (cost $2,185,435)...............................  $2,185,435
                                                                ----------

            Total investments
              (cost $2,185,435) (C)...........................  100.0%    $2,185,435
            Other assets and liabilities......................    0.0%           174
                                                                -----     ----------
            Total net assets..................................  100.0%    $2,185,609
                                                                =====     ==========

Note: Percentage of investments as shown is the ratio of the total market value to total net assets. The rates presented in this Schedule of Investments are yields, unless otherwise noted. Market value of investments in foreign securities represents 7.20% of total net assets at June 30, 2007.

  (C)Also represents cost for tax purposes.

  (I)Securities issued within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of
     1933, as amended, and may be sold only to qualified institutional buyers. Pursuant to guidelines adopted by the Board of Directors, these issues are determined to be liquid. The aggregate value of these securities at June 30, 2007, was $316,507, which represents 14.48% of total net assets.

  (L)Variable rate securities; the yield reported is the rate in effect at June 30, 2007.

  (W)See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

 HARTFORD SMALL COMPANY HLS FUND

 SCHEDULE OF INVESTMENTS
 JUNE 30, 2007 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                  MARKET
 SHARES                                                         VALUE (W)
---------                                                       ----------
 COMMON STOCK -- 98.1%
            BASIC MATERIALS -- 8.6%
     347    Agrium, Inc. .....................................  $   15,160
     134    Alpha Natural Resources, Inc. (D).................       2,790
     251    Arch Coal, Inc. ..................................       8,718
      61    Brush Engineered Materials, Inc. (D)..............       2,557
      41    Ceradyne, Inc. (D)................................       3,004
      57    CF Industries Holdings, Inc. .....................       3,402
     171    Champion Enterprises, Inc. (D)(G).................       1,678
      47    Curtis-Wright Corp. ..............................       2,209
      98    Greif, Inc. ......................................       5,844
     544    Jarden Corp. (D)(G)...............................      23,409
   4,455    Kingboard Chemical Holdings Ltd. (A)..............      20,503
     218    Lupatech S.A. ....................................       5,250
      99    Myers Industries..................................       2,185
     478    Owens-Illinois, Inc. (D)..........................      16,742
      57    Sturm Ruger & Co., Inc. (D).......................         878
     118    Tempur-Pedic International, Inc. (G)..............       3,060
     749    Terra Industries, Inc. (D)(G).....................      19,047
     116    Tupperware Brands Corp. ..........................       3,336
                                                                ----------
                                                                   139,772
                                                                ----------
            CAPITAL GOODS -- 6.1%
     114    ACCO Brands Corp. (D).............................       2,627
     180    Asyst Technologies, Inc. (D)......................       1,298
      13    Cohu, Inc. .......................................         289
     120    Cymer, Inc. (D)...................................       4,821
      47    Dril-Quip, Inc. (D)...............................       2,117
     206    Entegris, Inc. (D)................................       2,447
     194    Flowserve Corp. ..................................      13,893
     484    Goodman Global, Inc. (D)(G).......................      10,746
       5    Hurco Companies (D)...............................         241
     210    Lindsay Corp. (G).................................       9,298
      35    Lufkin Industries, Inc. ..........................       2,234
     295    Marvel Entertainment, Inc. (D)(G).................       7,527
     147    MKS Instruments, Inc. (D).........................       4,080
      55    NATCO Group, Inc. (D).............................       2,528
      71    Tessera Technologies, Inc. (D)....................       2,895
     341    TransDigm Group, Inc. (D).........................      13,813
     140    Trina Solar Ltd. ADR (D)..........................       7,185
     269    Varian Semiconductor Equipment Associates, Inc.
              (D).............................................      10,777
                                                                ----------
                                                                    98,816
                                                                ----------
            CONSUMER CYCLICAL -- 11.6%
      94    Aeropostale, Inc. (D).............................       3,925
     227    Alliance One International, Inc. (D)..............       2,277
      49    AMREP Corp. (G)...................................       2,350
      93    Applebee's International, Inc. ...................       2,247
     164    Arris Group, Inc. (D).............................       2,892
     227    BJ's Wholesale Club, Inc. (D).....................       8,185
     104    Brown Shoe Co., Inc. .............................       2,540
     101    CBRL Group, Inc. .................................       4,274
     112    Children's Place Retail Stores, Inc. (D)..........       5,800
     124    Crocs, Inc. (D)(G)................................       5,328
     512    Cytyc Corp. (D)(G)................................      22,090
      30    Deckers Outdoor Corp. (D).........................       3,057

                                                                  MARKET
 SHARES                                                         VALUE (W)
---------                                                       ----------
            CONSUMER CYCLICAL -- (CONTINUED)
     182    Dick's Sporting Goods, Inc. (D)...................  $   10,564
     357    Dollar Tree Stores, Inc. (D)......................      15,561
      62    DSW, Inc. (D)(G)..................................       2,161
     154    Dufry Group.......................................      17,404
      14    Ethan Allen Interiors, Inc. (G)...................         465
      35    Granite Construction, Inc. .......................       2,233
      54    GSI Commerce, Inc. (D)(G).........................       1,235
      60    Gymboree Corp. (D)................................       2,365
     194    J. Crew Group, Inc. (D)...........................      10,456
      49    Jo-Ann Stores, Inc. (D)...........................       1,386
      73    Jos. A. Bank Clothiers, Inc. (D)(G)...............       3,025
     672    LKQ Corp. (D)(G)..................................      16,572
      59    Men's Wearhouse, Inc. ............................       3,018
       8    Pacific Sunwear of California, Inc. (D)...........         176
      69    Perini Corp. (D)..................................       4,250
     114    Sotheby's.........................................       5,258
     651    Tecnisa S.A. .....................................       3,981
      98    Under Armour, Inc. Class A (D)(G).................       4,459
     392    VistaPrint Ltd. (D)(G)............................      15,005
      72    Warnaco Group, Inc. (D)...........................       2,825
      38    World Fuel Services Corp. ........................       1,611
                                                                ----------
                                                                   188,975
                                                                ----------
            CONSUMER STAPLES -- 0.3%
      46    Chattem, Inc. (D)(G)..............................       2,891
      19    M & F Worldwide Corp. (D).........................       1,270
                                                                ----------
                                                                     4,161
                                                                ----------
            ENERGY -- 5.1%
      87    Alon USA Energy, Inc. ............................       3,824
      87    Basic Energy Services, Inc. (D)...................       2,232
     415    Cabot Oil & Gas Corp. ............................      15,310
     775    Complete Production Services, Inc. (D)(G).........      20,046
     479    Denbury Resources, Inc. (D).......................      17,966
     196    Forest Oil Corp. (D)..............................       8,290
     422    Grey Wolf, Inc. (D)...............................       3,479
     118    Hercules Offshore, Inc. (D)(G)....................       3,828
     239    Western Oil Sands, Inc. Class A (D)...............       7,966
                                                                ----------
                                                                    82,941
                                                                ----------
            FINANCE -- 9.2%
   3,741    Aberdeen Asset Management plc (A).................      14,634
     432    Aercap Holdings N.V. (D)..........................      13,810
      23    Alexandria Real Estate Equities, Inc. ............       2,265
     365    Allied World Assurance Holdings Ltd. .............      18,706
      64    Amtrust Financial Services........................       1,208
      39    Asta Funding, Inc. (G)............................       1,486
   3,876    Babcock and Brown Wind Partners (A)...............       6,404
     194    Centene Corp. (D).................................       4,158
      82    CompuCredit Corp. (D)(G)..........................       2,868
      97    Cousins Properties, Inc. (G)......................       2,804
     475    Covanta Holding Corp. (D).........................      11,697
      75    Digital Realty Trust, Inc. .......................       2,807
       1    Enstar Group Ltd. (D).............................         151
      69    Euronet Worldwide, Inc. (D)(G)....................       2,025
      22    Evercore Partners, Inc. ..........................         651
      31    FCStone Group, Inc. (D)...........................       1,776

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

                                                                  MARKET
 SHARES                                                         VALUE (W)
---------                                                       ----------
COMMON STOCK -- (CONTINUED)
            FINANCE -- (CONTINUED)
     104    Felcor Lodging Trust, Inc. .......................  $    2,697
      78    First Industrial Realty Trust, Inc. ..............       3,031
      52    HealthExtras, Inc. (D)............................       1,533
      --    Home Properties of New York, Inc. ................           3
      33    International Securities Exchange
              Holdings, Inc. (G)..............................       2,170
     137    Knight Capital Group, Inc. (D)....................       2,271
     168    Maguire Properties, Inc. .........................       5,775
     117    Nationwide Health Properties, Inc. ...............       3,182
     142    Nuveen Investments, Inc. Class A..................       8,855
     328    ProAssurance Corp. (D)(G).........................      18,234
     359    Security Capital Assurance Ltd. ..................      11,091
      28    SVB Financial Group (D)...........................       1,492
      30    SWS Group, Inc. ..................................         642
      63    U.S. Global Investors, Inc. ......................       1,427
                                                                ----------
                                                                   149,853
                                                                ----------
            HEALTH CARE -- 11.7%
      67    Adams Respiratory Therapeutics, Inc. (D)(G).......       2,639
     112    Affymetrix, Inc. (D)(G)...........................       2,795
     426    Alkermes, Inc. (D)................................       6,213
     320    American Oriental Bioengineering, Inc. (D)(G).....       2,845
     203    Amylin Pharmaceuticals, Inc. (D)(G)...............       8,345
     135    Apria Healthcare Group, Inc. (D)..................       3,896
     425    Arena Pharmaceuticals, Inc. (D)(G)................       4,668
      39    Bradley Pharmaceuticals, Inc. (D).................         838
     315    Charles River Laboratories
              International, Inc. (D).........................      16,274
     124    Cubist Pharmaceuticals, Inc. (D)..................       2,442
     330    Dade Behring Holdings, Inc. ......................      17,510
      51    Digene Corp. (D)..................................       3,047
     346    Enzon, Inc. (D)(G)................................       2,717
     100    Foxhollow Technologies, Inc. (D)..................       2,132
      68    Healthways, Inc. (D)(G)...........................       3,201
     518    Human Genome Sciences, Inc. (D)(G)................       4,622
      48    Integra LifeSciences Holdings Corp. (D)(G)........       2,359
     106    KV Pharmaceutical Co. (D).........................       2,899
     173    Kyphon, Inc. (D)..................................       8,323
      68    LCA-Vision, Inc. .................................       3,191
     426    LifePoint Hospitals, Inc. (D).....................      16,460
     141    Manor Care, Inc. .................................       9,192
     107    Matria Healthcare, Inc. (D).......................       3,229
     419    Medicines Co. (D).................................       7,394
      94    Medicis Pharmaceutical Corp. Class A (G)..........       2,872
     121    Mentor Corp. (G)..................................       4,905
     131    MGI Pharma, Inc. (D)..............................       2,938
     151    Mindray Medical International Ltd. ...............       4,625
      40    Myriad Genetics, Inc. (D)(G)......................       1,492
      97    Noven Pharmaceuticals, Inc. (D)...................       2,284
      81    OSI Pharmaceuticals, Inc. (D).....................       2,940
      66    Savient Pharmaceuticals, Inc. (D).................         816
     178    Sciele Pharma, Inc. (D)(G)........................       4,196
      68    United Therapeutics Corp. (D)(G)..................       4,322
     155    Valeant Pharmaceuticals International.............       2,593
      49    Ventana Medical Systems, Inc. (D).................       3,755

                                                                  MARKET
 SHARES                                                         VALUE (W)
---------                                                       ----------
            HEALTH CARE -- (CONTINUED)
     159    Vertex Pharmaceuticals, Inc. (D)(G)...............  $    4,529
     313    ViroPharma, Inc. (D)..............................       4,320
     275    Volcano Corp. (D).................................       5,557
      31    West Pharmaceutical Services......................       1,476
                                                                ----------
                                                                   190,851
                                                                ----------
            SERVICES -- 15.5%
      45    ABM Industries, Inc. .............................       1,157
      52    Administaff, Inc. ................................       1,756
      36    Anixter International, Inc. (D)...................       2,730
      92    Atheros Communications, Inc. (D)..................       2,843
      83    Central European Media Enterprises Ltd. (D).......       8,073
     128    Corvel (D)........................................       3,334
      25    CPI Corp. ........................................       1,730
     301    Diebold, Inc. ....................................      15,726
     111    Digital River, Inc. (D)...........................       5,036
     262    Factset Research Systems, Inc. ...................      17,922
     370    Focus Media Holding Ltd. ADR (D)(G)...............      18,675
     683    Foundry Networks, Inc. (D)........................      11,378
     194    Healthspring, Inc. (D)............................       3,690
      44    Heidrick & Struggles International, Inc. (D)......       2,229
     178    INVESTools, Inc. (D)..............................       1,773
     363    Iron Mountain, Inc. (D)...........................       9,481
     126    Ixia (D)..........................................       1,164
     101    Jackson Hewitt Tax Service, Inc. .................       2,852
      93    Kelly Services, Inc. .............................       2,548
      95    Korn/Ferry International (D)......................       2,487
     463    Live Nation, Inc. (D).............................      10,365
      84    Macrovision Corp. (D).............................       2,516
     374    Mentor Graphics Corp. (D).........................       4,921
     423    MoneyGram International, Inc. ....................      11,820
     701    Net Servicos de Comunicacao S.A. (D)..............      11,577
     317    Pinnacle Entertainment, Inc. (D)..................       8,937
      35    Premiere Global Services, Inc. (D)................         461
     301    Priceline.com, Inc. (D)(G)........................      20,712
      76    Resources Connection, Inc. (D)....................       2,522
     143    Sinclair Broadcast Group, Inc. Class A............       2,032
     204    Stericycle, Inc. (D)(G)...........................       9,051
     523    TeleTech Holdings, Inc. (D).......................      16,973
      41    Vail Resorts, Inc. (D)(G).........................       2,480
     179    Washington Group International, Inc. (D)..........      14,348
     520    Waste Connections, Inc. (D).......................      15,715
                                                                ----------
                                                                   251,014
                                                                ----------
            TECHNOLOGY -- 27.0%
     766    Activision, Inc. (D)..............................      14,292
      44    Acuity Brands, Inc. ..............................       2,645
     174    Advanced Energy Industries, Inc. (D)..............       3,933
      92    American Reprographics Co. LLC (D)(G).............       2,834
     290    Amkor Technology, Inc. (D)........................       4,565
      70    Ansoft Corp. (D)..................................       2,071
     687    Ansys, Inc. (D)...................................      18,208
      74    Aspen Technology, Inc. (D)........................       1,031
      69    Belden, Inc. .....................................       3,838
       2    Blackbaud, Inc. ..................................          52
      54    Blackboard, Inc. (D)..............................       2,270

The accompanying notes are an integral part of these financial statements.

 HARTFORD SMALL COMPANY HLS FUND

 JUNE 30, 2007 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                  MARKET
 SHARES                                                         VALUE (W)
---------                                                       ----------
COMMON STOCK -- (CONTINUED)
            TECHNOLOGY -- (CONTINUED)
     329    Cellcom Israel Ltd. ..............................  $    8,709
     290    Centennial Cellular Corp. Class A (D).............       2,752
     250    Cogent Communication Group, Inc. (D)..............       7,459
     125    Cognex Corp. .....................................       2,825
      67    Comtech Telecommunications Corp. (D)..............       3,092
      89    CSG Systems International, Inc. (D)...............       2,359
     165    Ctrip.com International Ltd. .....................      12,999
     356    Dobson Communications Corp. (D)...................       3,957
      31    Eagle Test Systems, Inc. (D)......................         497
     666    Emulex Corp. (D)..................................      14,553
     220    Equinix, Inc. (D)(G)..............................      20,199
      70    Eschelon Telecom, Inc. (D)........................       2,074
     573    Evergreen Solar, Inc. (D)(G)......................       5,331
      83    FLIR Systems, Inc. (D)............................       3,853
     577    Fossil, Inc. (D)..................................      17,018
     184    General Communication, Inc. Class A (D)...........       2,363
     109    Genlyte Group (D).................................       8,608
     270    Hologic, Inc. (D).................................      14,931
     292    IHS, Inc. (D).....................................      13,451
     179    Informatica Corp. (D).............................       2,640
     125    Infospace, Inc. ..................................       2,911
     385    Interactive Data Corp. ...........................      10,322
      80    Interdigital Communications Corp. (D).............       2,564
      35    Itron, Inc. (D)(G)................................       2,713
     132    j2 Global Communications, Inc. (D)................       4,617
     338    Kenexa Corp. (D)(G)...............................      12,752
     164    Leap Wireless International, Inc. (D).............      13,838
      36    Littelfuse, Inc. (D)..............................       1,209
      56    MicroStrategy, Inc. (D)...........................       5,245
      82    National Cinemedia, Inc. (D)......................       2,309
     123    Netflix, Inc. (D)(G)..............................       2,387
     117    Novatel Wireless, Inc. (D)........................       3,044
     103    NTELOS Holdings Corp. ............................       2,849
     197    Nuance Communications, Inc. (D)(G)................       3,298
     735    O2Micro International Ltd. ADR (D)................       8,138
     155    OmniVision Technologies, Inc. (D)(G)..............       2,809
     392    ON Semiconductor Corp. (D)........................       4,207
     252    PAETEC Holding Corp. (D)..........................       2,842
     494    PMC -- Sierra, Inc. (D)...........................       3,818
     108    Polycom, Inc. (D).................................       3,623
     746    Red Hat, Inc. (D).................................      16,623
     536    RF Micro Devices, Inc. (D)(G).....................       3,342
     120    Rural Cellular Corp. Class A (D)..................       5,256
      86    SAVVIS, Inc. (D)..................................       4,238
     141    Semtech Corp. (D).................................       2,435
     193    Silicon Image, Inc. (D)...........................       1,658
     148    SiRF Technology Holdings, Inc. (D)(G).............       3,062
   1,408    Sonus Networks, Inc. (D)..........................      11,996
     133    Spreadtrum Communications, Inc. (D)...............       1,937
      17    SPSS, Inc. (D)....................................         758
      74    Take-Two Interactive Software, Inc. (D)...........       1,484
     304    Teledyne Technologies, Inc. (D)...................      13,988
     400    THQ, Inc. (D).....................................      12,231
     145    Transaction Systems Architects, Inc. (D)..........       4,875
     141    Trident Microsystems, Inc. (D)....................       2,595

                                                                  MARKET
 SHARES                                                         VALUE (W)
---------                                                       ----------
            TECHNOLOGY -- (CONTINUED)
     202    Triumph Group, Inc. (G)...........................  $   13,238
     296    Trizetto Group, Inc. (D)..........................       5,730
     161    Valueclick, Inc. (D)..............................       4,753
     492    VeriFone Holdings, Inc. (D)(G)....................      17,356
     242    Verint Systems, Inc. (D)..........................       7,573
     164    Websense, Inc. (D)................................       3,487
                                                                ----------
                                                                   439,519
                                                                ----------
            TRANSPORTATION -- 2.0%
  10,873    Air Asia BHD (A)(D)...............................       5,989
     191    American Commercial Lines, Inc. (D)(G)............       4,983
     514    ExpressJet Holdings, Inc. (D).....................       3,076
      62    FreightCar America, Inc. .........................       2,989
      34    Horizon Lines, Inc. Class A.......................       1,099
     224    Landstar System, Inc. ............................      10,819
      52    Midwest Air Group, Inc. (D).......................         781
      58    Polaris Industries, Inc. (G)......................       3,145
                                                                ----------
                                                                    32,881
                                                                ----------
            UTILITIES -- 1.0%
     200    Suntech Power Holdings Co., Ltd. ADR (D)..........       7,300
     264    Theolia S.A. (A)(D)...............................       8,990
                                                                ----------
                                                                    16,290
                                                                ----------
            Total common stock
              (cost $1,401,429)...............................  $1,595,073
                                                                ----------
PRINCIPAL
 AMOUNT
---------
 SHORT-TERM INVESTMENTS -- 21.2%
            REPURCHASE AGREEMENTS -- 2.1%
            Banc of America Securities Joint
              Repurchase Agreement (maturing on 07/02/2007 in
              the amount of $5,
              collateralized by U.S. Treasury Note, 12.00%,
              2013, value of $5)
$      5      4.25% dated 07/02/2007..........................  $        5
            Banc of America Securities TriParty
              Joint Repurchase Agreement (maturing
              on 07/02/2007 in the amount of $789,
              collateralized by FNMA, 5.00%, 2035,
              value of $804)
     789      5.36% dated 07/02/2007..........................         789
            BNP Paribas Securities Corp.
              Repurchase Agreement (maturing on
              07/02/2007 in the amount of $9,369,
              collateralized by U.S. Treasury Bonds,
              7.13% -- 8.75%, 2020 -- 2023,
              value of $9,605)
   9,365      4.35% dated 07/02/2007..........................       9,365
            Deutsche Bank Securities TriParty Joint
              Repurchase Agreement (maturing on
              07/02/2007 in the amount of $2,094,
              collateralized by FHLMC, 4.50% --
              6.50%, 2019 -- 2037, value of $2,135)
   2,093      5.36% dated 07/02/2007..........................       2,093

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

PRINCIPAL                                                         MARKET
 AMOUNT                                                         VALUE (W)
---------                                                       ----------
SHORT-TERM INVESTMENTS -- (CONTINUED)
            REPURCHASE AGREEMENTS -- (CONTINUED)
            RBS Greenwich Capital Markets
              Repurchase Agreement (maturing on
              07/02/2007 in the amount of $10,642,
              collateralized by U.S. Treasury Note,
              4.50%, 2010, value of $10,890)
$ 10,638      4.35% dated 07/02/2007..........................  $   10,638
            UBS Securities, Inc. Repurchase
              Agreement (maturing on
              07/02/2007 in the amount of $9,369,
              collateralized by U.S. Treasury Note,
              8.75%, 2017, value of $9,587)
   9,365      4.40% dated 07/02/2007..........................       9,365
            UBS Securities, Inc. TriParty Joint
              Repurchase Agreement (maturing on
              07/02/2007 in the amount of $1,295,
              collateralized by FNMA, 4.50% --
              6.50%, 2020 -- 2037, value of $1,320)
   1,294      5.37% dated 07/02/2007..........................       1,294
                                                                ----------
                                                                    33,549
                                                                ----------
 SHARES
---------
SHORT-TERM INVESTMENTS -- (CONTINUED)
            SECURITIES PURCHASED WITH PROCEEDS FROM SECURITY
            LENDING -- 19.0%
            CASH COLLATERAL REINVESTMENT FUND:
 309,737    BNY Institutional Cash Reserve Fund...............  $  309,737
                                                                ----------
PRINCIPAL
 AMOUNT
---------
            U.S. TREASURY BILLS -- 0.1%
$  1,150      4.61%, 09/20/2007 (M)(S)........................       1,139
                                                                ----------
            Total short-term investments
              (cost $344,425).................................  $  344,425
                                                                ----------

            Total investments
              (cost $1,745,854) (C)...........................  119.3%    $1,939,498
            Other assets and liabilities......................  (19.3)%     (314,072)
                                                                -----     ----------
            Total net assets..................................  100.0%    $1,625,426
                                                                =====     ==========

Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 9.09% of total net assets at June 30, 2007.

  (C)At June 30, 2007, the cost of securities for federal income tax purposes was $1,749,074 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

      Unrealized Appreciation........................  $222,886
      Unrealized Depreciation........................   (32,462)
                                                       --------
      Net Unrealized Appreciation....................  $190,424
                                                       ========

 (A) The aggregate value of securities valued in good faith at fair value by, or under the direction of, the Funds' Board of Directors at June 30, 2007, was $56,520, which represents 3.48% of total net assets.

  (D)Currently non-income producing.

 (G) Security is partially on loan at June 30, 2007.

 (M) The interest rate disclosed for these securities represents the effective yield on the date of acquisition.

  (S)Security pledged as initial margin deposit for open futures contracts at June 30, 2007.

     FUTURES CONTRACTS OUTSTANDING AT JUNE 30, 2007

                                                                     UNREALIZED
                             NUMBER OF               EXPIRATION    APPRECIATION/
      DESCRIPTION            CONTRACTS*   POSITION      MONTH      (DEPRECIATION)
      -----------            ----------   --------   ----------    --------------
      Russell Mini Futures       88         Long     Sept., 2007        $31

     * The number of contracts does not omit 000's.

  (W)See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

     FORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING AT JUNE 30, 2007

                                                              UNREALIZED
                             MARKET   CONTRACT   DELIVERY   APPRECIATION/
      DESCRIPTION            VALUE     AMOUNT      DATE     (DEPRECIATION)
      -----------            ------   --------   --------   --------------
      Mexican Peso (Sell)..  $1,714    $1,711    07/02/07        $(3)
      Mexican Peso (Sell)..    794        794    07/03/07         --
                                                                 ---
                                                                 $(3)
                                                                 ===

The accompanying notes are an integral part of these financial statements.

 HARTFORD STOCK HLS FUND

 SCHEDULE OF INVESTMENTS
 JUNE 30, 2007 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                  MARKET
 SHARES                                                         VALUE (W)
---------                                                       ----------
 COMMON STOCK -- 99.7%
            BASIC MATERIALS -- 4.1%
     973    Alcoa, Inc. ......................................  $   39,432
     598    Cameco Corp. (G)..................................      30,342
     830    E.I. DuPont de Nemours & Co. .....................      42,177
     567    Freeport-McMoRan Copper & Gold, Inc. (G)..........      46,951
   1,177    Newmont Mining Corp. .............................      45,989
     935    Uranium One, Inc. (D).............................      11,915
                                                                ----------
                                                                   216,806
                                                                ----------
            CAPITAL GOODS -- 0.9%
     583    Caterpillar, Inc. (G).............................      45,641
                                                                ----------
            CONSUMER CYCLICAL -- 6.3%
     814    Best Buy Co., Inc. ...............................      38,003
  10,986    Buck Holdings L.P. (A)(D)(H)......................       9,887
   2,088    Circuit City Stores, Inc. (G).....................      31,486
   2,251    D.R. Horton, Inc. (G).............................      44,863
   1,488    Home Depot, Inc. .................................      58,537
   2,273    Lowe's Cos., Inc. ................................      69,749
     681    Supervalu, Inc. ..................................      31,539
     964    Wal-Mart Stores, Inc. ............................      46,354
                                                                ----------
                                                                   330,418
                                                                ----------
            CONSUMER STAPLES -- 7.2%
     683    Bunge Ltd. Finance Corp. (G)......................      57,688
       8    Japan Tobacco, Inc. (A)...........................      41,632
     916    Kraft Foods, Inc. (G).............................      32,299
   1,479    PepsiCo, Inc. (G).................................      95,907
   2,477    Procter & Gamble Co. .............................     151,568
                                                                ----------
                                                                   379,094
                                                                ----------
            ENERGY -- 8.4%
     760    Chesapeake Energy Corp. (G).......................      26,282
     204    CNOOC Ltd. ADR (G)................................      23,227
     366    ConocoPhillips Holding Co. (G)....................      28,755
     750    EnCana Corp. .....................................      46,081
     923    Exxon Mobil Corp. ................................      77,379
   1,553    Halliburton Co. (G)...............................      53,572
   1,778    OAO Gazprom ADR (G)(K)............................      74,503
   1,439    Occidental Petroleum Corp. .......................      83,278
     413    XTO Energy, Inc. (G)..............................      24,845
                                                                ----------
                                                                   437,922
                                                                ----------
            FINANCE -- 23.3%
   5,719    Akbank T.A.S. (A)(G)..............................      31,585
   1,846    American International Group, Inc. ...............     129,289
   6,926    Amvescap plc (A)..................................      89,245
   2,228    Bank of America Corp. ............................     108,918
     933    Bank of New York Co., Inc. .......................      38,647
   1,464    Capital One Financial Corp. (G)...................     114,860
   2,442    Citigroup, Inc. ..................................     125,229
     756    Commerce Bancorp, Inc. (G)........................      27,963
   1,440    Countrywide Financial Corp. ......................      52,355
   1,677    E*Trade Financial Corp. (D).......................      37,039
     333    Goldman Sachs Group, Inc. ........................      72,178
   1,097    ING Groep N.V. ADR (G)............................      48,222
     381    Julius Baer Holding Ltd. (A)......................      27,246
       2    Mitsubishi UFJ Financial Group, Inc. (A)..........      26,516
   1,055    State Street Corp. (G)............................      72,176
   1,068    UBS AG............................................      64,116

                                                                  MARKET
 SHARES                                                         VALUE (W)
---------                                                       ----------
            FINANCE -- (CONTINUED)
   2,062    UnitedHealth Group, Inc. .........................  $  105,461
   2,391    Western Union Co. ................................      49,802
                                                                ----------
                                                                 1,220,847
                                                                ----------
            HEALTH CARE -- 9.4%
     448    AstraZeneca plc (A)...............................      24,026
   3,693    Elan Corp. plc ADR (D)............................      80,981
   1,694    Eli Lilly & Co. ..................................      94,678
     704    Genentech, Inc. (D)...............................      53,287
     418    Merck & Co., Inc. ................................      20,816
   1,279    Sanofi-Aventis S.A. ADR...........................      51,509
   1,837    Schering-Plough Corp. ............................      55,918
   1,628    Shionogi & Co., Ltd. (A)..........................      26,537
   1,455    Wyeth.............................................      83,407
                                                                ----------
                                                                   491,159
                                                                ----------
            SERVICES -- 8.7%
   2,667    Comcast Corp. Class A (D)(G)......................      74,999
     735    KBR, Inc. (D)(G)..................................      19,279
     485    Monster Worldwide, Inc. (D).......................      19,925
   3,669    Time Warner, Inc. ................................      77,200
   1,554    United Parcel Service, Inc. Class B (G)...........     113,464
   1,075    Viacom, Inc. Class B (D)..........................      44,744
   1,550    Waste Management, Inc. ...........................      60,543
   3,634    XM Satellite Radio Holdings, Inc. Class A
              (D)(G)..........................................      42,770
                                                                ----------
                                                                   452,924
                                                                ----------
            TECHNOLOGY -- 30.1%
     790    Activision, Inc. (D)(G)...........................      14,744
     732    Apple, Inc. (D)...................................      89,297
   1,993    AT&T, Inc. .......................................      82,726
   5,642    Cisco Systems, Inc. (D)...........................     157,124
   2,136    Corning, Inc. (D).................................      54,577
   1,600    Dell, Inc. (D)....................................      45,693
   2,389    EMC Corp. (D)(G)..................................      43,243
   3,605    Flextronics International Ltd. (D)(G).............      38,934
   6,815    General Electric Co. .............................     260,882
     227    Google, Inc. (D)..................................     118,598
   4,569    Intel Corp. ......................................     108,548
   1,600    Maxim Integrated Products, Inc. ..................      53,443
   1,982    Medtronic, Inc. ..................................     102,766
   2,348    Network Appliance, Inc. (D)(G)....................      68,562
     294    NII Holdings, Inc. Class B (D)(G).................      23,705
     158    Research In Motion Ltd. ADR (D)...................      31,658
   5,464    Sprint Nextel Corp. (G)...........................     113,157
   1,710    Texas Instruments, Inc. (G).......................      64,362
     543    Whirlpool Corp. ..................................      60,404
   1,631    Yahoo!, Inc. (D)..................................      44,238
                                                                ----------
                                                                 1,576,661
                                                                ----------
            UTILITIES -- 1.3%
     194    E.On AG (A)(G)....................................      32,498
     973    Renewable Energy Corp. AS (A)(D)..................      37,663
                                                                ----------
                                                                    70,161
                                                                ----------
            Total common stock
              (cost $4,784,694)...............................  $5,221,633
                                                                ----------

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

PRINCIPAL                                                        MARKET
 AMOUNT                                                         VALUE (W)
---------                                                       ----------
 SHORT-TERM INVESTMENTS -- 5.8%
            REPURCHASE AGREEMENTS -- 0.3%
            Banc of America Securities Joint Repurchase
              Agreement (maturing on 07/02/2007 in the amount
              of $22, collateralized by U.S. Treasury Note,
              12.00%, 2013, value of $23)
 $    22      4.25% dated 07/02/2007..........................  $       22
            Banc of America Securities TriParty Joint
              Repurchase Agreement (maturing on 07/02/2007 in
              the amount of $3,259, collateralized by FNMA,
              5.00%, 2035, value of $3,323)
   3,258      5.36% dated 07/02/2007..........................       3,258
            Deutsche Bank Securities TriParty Joint Repurchase
              Agreement (maturing on 07/02/2007 in the amount
              of $8,650, collateralized by FHLMC,
              4.50% -- 6.50%, 2019 -- 2037, value of $8,819)
   8,646      5.36% dated 07/02/2007..........................       8,646
            UBS Securities, Inc. TriParty Joint Repurchase
              Agreement (maturing on 07/02/2007 in the amount
              of $5,349, collateralized by FNMA,
              4.50% -- 6.50%, 2020 -- 2037, value of $5,453)
   5,347      5.37% dated 07/02/2007..........................       5,347
                                                                ----------
                                                                    17,273
                                                                ----------
 SHARES
---------
            SECURITIES PURCHASED WITH PROCEEDS FROM SECURITY
            LENDING -- 5.5%
            CASH COLLATERAL REINVESTMENT FUND:
 270,326    Navigator Prime Portfolio.........................     270,326
                                                                ----------
PRINCIPAL
 AMOUNT
---------
            U.S. TREASURY SECURITIES:
            U.S. Treasury Bond
 $ 3,700      2.00%, 01/15/2026...............................       3,523
       5      2.38%, 01/15/2025...............................           6
   1,642      3.63%, 04/15/2028...............................       2,449
     110      3.88%, 04/15/2029...............................         168
            U.S. Treasury Note
     342      0.88%, 04/15/2010...............................         355
       7      1.63%, 01/15/2015...............................           7
   1,963      1.88%, 07/15/2013 -- 07/15/2015.................       2,136
      29      2.00%, 04/15/2012 -- 01/15/2016.................          29
   2,370      2.38%, 04/15/2011 -- 01/15/2017.................       2,336
   3,707      2.50%, 07/15/2016...............................       3,690
     130      3.50%, 01/15/2011...............................         161
                                                                ----------
                                                                    14,860
                                                                ----------
                                                                   285,186
                                                                ----------
            Total short-term investments
              (cost $302,459).................................  $  302,459
                                                                ----------

            Total investments
              (cost $5,087,153) (C)...........................  105.5%    $5,524,092
            Other assets and liabilities......................   (5.5)%     (288,403)
                                                                -----     ----------
            Total net assets..................................  100.0%    $5,235,689
                                                                =====     ==========

Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 15.27% of total net assets at June 30, 2007.

  (C)At June 30, 2007, the cost of securities for federal income tax purposes was $5,129,441 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

      Unrealized Appreciation.......................  $ 520,145
      Unrealized Depreciation.......................   (125,494)
                                                      ---------
      Net Unrealized Appreciation...................  $ 394,651
                                                      =========

 (A) The aggregate value of securities valued in good faith at fair value by, or under the direction of, the Funds' Board of Directors at June 30, 2007, was $346,835, which represents 6.62% of total net assets.

  (D)Currently non-income producing.

 (G) Security is partially on loan at June 30, 2007.

 (K) Securities contain some restrictions as to public resale. These securities comply with Regulation S, rules governing offers and sales made outside the United States without registration under the Securities Act of 1933, and are determined to be liquid. At June 30, 2007, the market value of these securities amounted to $74,503 or 1.42% of net assets.

 (H) The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

       PERIOD
      ACQUIRED  SHARES/PAR         SECURITY         COST BASIS
      --------  ----------         --------         ----------
      06/2007     10,986       Buck Holdings L.P.    $10,997

     The aggregate value of these securities at June 30, 2007 was $9,887 which represents 0.19% of total net assets.

  (W)See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

     FORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING AT JUNE 30, 2007

                                                                UNREALIZED
                              MARKET    CONTRACT              APPRECIATION/
      DESCRIPTION             VALUE      AMOUNT    DELIVERY   (DEPRECIATION)
      -----------            --------   --------   --------   --------------
      British Pound (Buy)     $1,853     $1,844    07/02/07        $ 9
      Swiss Franc (Buy)        9,927      9,876    07/02/07         51
                                                                   ---
                                                                   $60
                                                                   ===

The accompanying notes are an integral part of these financial statements.

 HARTFORD TOTAL RETURN BOND HLS FUND

 SCHEDULE OF INVESTMENTS
 JUNE 30, 2007 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                      MARKET
   SHARES                                                            VALUE (W)
-------------                                                       -----------
COMMON STOCK -- 0.0%
                TECHNOLOGY -- 0.0%
           --   XO Holdings, Inc. (D)(G)(H).......................  $        --
                                                                    -----------
                Total common stock
                  (cost $0).......................................  $        --
                                                                    -----------
WARRANTS -- 0.0%
                TECHNOLOGY -- 0.0%
           --   Ntelos, Inc. (D)(H)...............................  $        --
                                                                    -----------
                Total warrants
                  (cost $1).......................................  $        --
                                                                    -----------
  PRINCIPAL
   AMOUNT
-------------
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES -- 13.3%
                FINANCE -- 13.1%
                ACT Depositor Corp.
$       9,450     5.43%, 09/22/2041 (I)(L)........................  $     8,948
                Banc of America Commercial Mortgage, Inc.
        2,695     4.43%, 11/10/2039...............................        2,577
       90,957     4.52%, 09/11/2036 (I)(P)#.......................        2,842
                Banc of America Securities Automotive Trust
        5,880     4.49%, 02/18/2013...............................        5,824
                Bayview Commercial Asset Trust
       49,853     7.00%, 07/25/2037 (H)(P)........................        7,143
                Bayview Financial Acquisition Trust
        4,430     6.97%, 05/28/2037 (L)...........................        4,467
                Bear Stearns Commercial Mortgage Securities, Inc.
           10     2.96%, 08/13/2039...............................           10
       75,139     4.07%, 07/11/2042 (P)#..........................        2,205
       58,968     4.12%, 11/11/2041 (P)#..........................        1,488
      129,989     5.50%, 02/11/2041 (I)(P)#.......................        2,174
       15,790     5.58%, 09/11/2041...............................       15,410
                Capital Automotive Receivables Asset Trust
        2,950     5.77%, 05/20/2010 (I)...........................        2,954
        3,850     6.15%, 04/20/2011 (I)...........................        3,873
                CBA Commercial Small Balance Commercial Mortgage
      145,392     7.00%, 07/25/2035 -- 06/25/2038 (H)(P)#.........        8,458
                Citibank Credit Card Issuance Trust
       12,560     5.70%, 05/15/2013...............................       12,481
                Citigroup Commercial Mortgage Trust
        8,050     5.25%, 04/15/2040...............................        7,949
       10,145     5.41%, 10/15/2049...............................        9,924
                Citigroup Mortgage Loan Trust, Inc.
           --     0.00%, 01/25/2037 (A)(I)(M).....................           --
        1,387     12.00%, 01/25/2037 (I)(M).......................        3,790
                Countrywide Asset-Backed Certificates
        1,753     5.46%, 07/25/2035...............................        1,727

  PRINCIPAL                                                           MARKET
   AMOUNT                                                            VALUE (W)
-------------                                                       -----------
                FINANCE -- (CONTINUED)
                Credit Suisse Mortgage Capital Certificates
$       7,816     5.83%, 06/15/2038 (L)...........................  $     7,823
                Credit-Based Asset Servicing and Securitization
                  LLC
        4,735     5.86%, 04/25/2037...............................        4,655
                CS First Boston Mortgage Securities Corp.
        1,382     2.08%, 05/15/2038...............................        1,360
        1,835     4.51%, 07/15/2037...............................        1,788
                DB Master Finance LLC
       12,470     5.78%, 06/20/2031 (I)...........................       12,500
                First Horizon Mortgage Pass-Through Trust
       64,991     5.86%, 05/25/2037 (L)...........................       64,807
                Ford Credit Automotive Owner Trust
        4,940     5.30%, 06/15/2012...............................        4,886
                GE Business Loan Trust
      344,101     6.14%, 05/15/2034 (H)(P)#.......................        3,678
        9,612     6.32%, 05/15/2034 (I)(L)........................        9,612
                GE Capital Commercial Mortgage Corp.
       19,150     5.68%, 12/10/2049 (L)...........................       18,805
                Goldman Sachs Mortgage Securities Corp. II
      166,002     4.38%, 08/10/2038 (I)(P)#.......................        1,544
                Green Tree Financial Corp.
        1,568     7.24%, 06/15/2028...............................        1,622
                Home Equity Asset Trust
        1,470     4.75%, 06/27/2035 (H)...........................          882
        7,575     6.27%, 07/25/2037 (L)...........................        7,674
                JP Morgan Automotive Receivable Trust
        1,675     12.88%, 03/15/2012 (A)(P).......................        1,695
                JP Morgan Chase Commercial Mortgage Security Corp.
      653,595     4.82%, 08/12/2037 (P)#..........................        2,412
       10,420     4.87%, 03/15/2046...............................       10,075
       21,450     5.00%, 10/15/2042 (L)...........................       20,265
      471,605     5.42%, 05/12/2045 (P)#..........................       11,164
        4,140     5.44%, 12/12/2044...............................        4,127
       20,090     5.54%, 12/12/2043 (L)...........................       19,308
                LB-UBS Commercial Mortgage Trust
       18,200     5.22%, 02/15/2031 (L)...........................       17,387
       14,725     5.41%, 09/15/2039 (L)...........................       14,183
        4,750     5.45%, 11/15/2038 (L)...........................        4,547
       11,890     5.48%, 11/15/2038 (L)...........................       11,384
                Lehman Brothers Small Balance Commercial
        6,335     5.52%, 09/25/2030 (I)...........................        6,214
        5,180     5.62%, 09/25/2036 (I)...........................        5,069
                Marlin Leasing Receivables LLC
       13,390     5.33%, 09/16/2013 (I)...........................       13,324
                MBNA Credit Card Master Note Trust
       13,950     4.50%, 01/15/2013 (G)...........................       13,614

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

  PRINCIPAL                                                           MARKET
   AMOUNT                                                            VALUE (W)
-------------                                                       -----------
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES -- (CONTINUED)
                FINANCE -- (CONTINUED)
                Merrill Lynch Mortgage Trust
$      63,757     3.96%, 10/12/2041 (I)(P)#.......................  $     1,804
        1,834     4.56%, 06/12/2043...............................        1,787
      239,831     4.57%, 06/12/2043 (P)#..........................        5,920
                Merrill Lynch/Countrywide Commercial Mortgage
                  Trust
       21,500     5.20%, 12/12/2049...............................       20,407
       14,725     5.46%, 07/12/2046 (L)...........................       14,223
        9,920     5.91%, 06/12/2046 (L)...........................        9,994
                Morgan Stanley Automotive Loan Trust
        1,053     5.00%, 03/15/2012 (I)...........................        1,052
                Morgan Stanley Capital I
          581     7.56%, 04/30/2039 (I)(L)........................          581
                Morgan Stanley Dean Witter Capital I
       73,119     0.46%, 08/25/2032 (A)(H)(P).....................           --
       25,413     8.05%, 08/25/2032 (H)(P)........................           37
                Nationstar Home Equity Loan Trust
        3,642     9.97%, 03/25/2037 (I)(L)........................        3,642
                Option One Mortgage Loan Trust -- Class M6
        3,875     6.99%, 03/25/2037...............................        3,801
                Option One Mortgage Loan Trust -- Class M7
        2,575     6.99%, 03/25/2037...............................        2,219
                Option One Mortgage Loan Trust -- Class M8
        2,525     6.99%, 03/25/2037...............................        1,962
                Popular ABS Mortgage Pass-Through Trust
        3,775     4.75%, 12/25/2034...............................        3,602
        3,180     5.42%, 04/25/2035...............................        3,109
                Providian Gateway Master Trust
        6,625     3.35%, 09/15/2011 (I)...........................        6,598
                Renaissance Home Equity Loan Trust
        4,670     5.36%, 05/25/2035...............................        4,562
        6,480     5.75%, 05/25/2036 (L)...........................        6,329
                Renaissance Home Equity Loan Trust, Class M7
        2,800     7.50%, 04/25/2037...............................        2,594
                Soundview NIM Trust
        2,490     6.41%, 12/25/2036 (I)...........................        2,481
                Wachovia Automotive Loan Owner Trust
        9,970     5.29%, 06/20/2012 (I)...........................        9,928
                Wachovia Bank Commercial Mortgage Trust
       57,588     3.65%, 02/15/2041 (I)(P)#.......................        1,447
        1,835     4.52%, 05/15/2044...............................        1,784
        8,050     4.72%, 01/15/2041...............................        7,852
                Wachovia Bank Commercial Mortgage Trust -- Class
                  A2
        6,930     5.42%, 01/15/2045...............................        6,888

  PRINCIPAL                                                           MARKET
   AMOUNT                                                            VALUE (W)
-------------                                                       -----------
                FINANCE -- (CONTINUED)
                Wachovia Bank Commercial Mortgage Trust -- Class
                  A4
$      15,000     5.42%, 01/15/2045 (L)...........................  $    14,543
                Wamu Commercial Mortgage Securities Trust
       19,570     6.14%, 03/23/2045 (I)(L)........................       19,611
                                                                    -----------
                                                                        559,405
                                                                    -----------
                TRANSPORTATION -- 0.2%
                Continental Airlines, Inc.
        4,915     6.70%, 06/15/2021 #.............................        4,952
        4,600     8.05%, 11/01/2020 #.............................        4,979
                                                                    -----------
                                                                          9,931
                                                                    -----------
                Total asset & commercial
                  mortgage backed securities
                  (cost $579,682).................................  $   569,336
                                                                    -----------
CORPORATE BONDS: INVESTMENT GRADE -- 27.7%
                BASIC MATERIALS -- 0.1%
                Westvaco Corp.
        4,975     7.95%, 02/15/2031 #.............................  $     5,177
                                                                    -----------
                CONSUMER CYCLICAL -- 0.1%
                Foster's Finance Corp.
        4,150     4.88%, 10/01/2014 (I)#..........................        3,859
                J. C. Penney Co., Inc.
        1,770     6.38%, 10/15/2036 #.............................        1,686
                                                                    -----------
                                                                          5,545
                                                                    -----------
                CONSUMER STAPLES -- 0.5%
                Diageo Finance B.V.
       11,414     5.50%, 04/01/2013 (G)...........................       11,236
                SABMiller plc
        9,025     6.20%, 07/01/2011 (I)#..........................        9,177
                                                                    -----------
                                                                         20,413
                                                                    -----------
                ENERGY -- 1.9%
                Anadarko Petroleum Corp.
       10,600     6.45%, 09/15/2036 #.............................       10,195
                Canadian National Resources Ltd.
        1,689     6.25%, 03/15/2038 #.............................        1,598
       10,165     6.50%, 02/15/2037 (G)...........................        9,977
                Consumers Energy Co.
        4,000     5.15%, 02/15/2017 #.............................        3,753
        5,190     5.38%, 04/15/2013 #.............................        5,107
                Enterprise Products Operating L.P.
        6,935     4.63%, 10/15/2009 #.............................        6,792
                Gazprom Capital S.A.
        5,935     6.21%, 11/22/2016 (I)#..........................        5,781
                Husky Oil Co.
          220     8.90%, 08/15/2028 #.............................          227
                Petro-Canada
       12,815     5.95%, 05/15/2035 #.............................       11,800

The accompanying notes are an integral part of these financial statements.

 HARTFORD TOTAL RETURN BOND HLS FUND

 JUNE 30, 2007 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

  PRINCIPAL                                                           MARKET
   AMOUNT                                                            VALUE (W)
-------------                                                       -----------
CORPORATE BONDS: INVESTMENT GRADE -- (CONTINUED)
                ENERGY -- (CONTINUED)
                Ras Laffan Liquefied Natural Gas Co., Ltd.
$       2,294     3.44%, 09/15/2009 (I)#..........................  $     2,238
       16,410     5.30%, 09/30/2020 (I)#..........................       15,334
                Sempra Energy
        3,435     6.00%, 02/01/2013 #.............................        3,490
                TNK-BP Finance S.A.
        7,195     7.50%, 07/18/2016 (I)#..........................        7,418
                                                                    -----------
                                                                         83,710
                                                                    -----------
                FINANCE -- 16.9%
                ABX Financing Co.
       10,013     6.35%, 10/15/2036 (I)#..........................        9,632
                Aegon Funding Corp.
        6,930     5.75%, 12/15/2020 #.............................        6,814
                Aetna, Inc.
       13,161     5.75%, 06/15/2011 (G)...........................       13,238
                AMBAC Financial Group, Inc.
        1,844     6.15%, 02/15/2037 (G)...........................        1,653
                American Express Credit Corp.
       28,464     6.80%, 09/01/2066 #.............................       29,350
                American International Group, Inc.
        9,550     6.25%, 03/15/2037 #.............................        9,030
                Americo Life, Inc.
           75     7.88%, 05/01/2013 (I)#..........................           76
                Amvescap plc
       18,030     4.50%, 12/15/2009 #.............................       17,594
        3,544     5.38%, 02/27/2013 #.............................        3,442
                Army Hawaii Family Housing Trust Certificates
        5,370     5.52%, 06/15/2050 (I)#..........................        5,012
                Axa S.A.
       18,341     6.46%, 12/14/2049 (G)(I)(L).....................       17,050
                BAE Systems Holdings, Inc.
        9,535     5.20%, 08/15/2015 (I)#..........................        9,109
                Bank of New York Institutional Capital Trust
          200     7.78%, 12/01/2026 (I)#..........................          208
                BB&T Capital Trust IV
       22,441     6.82%, 06/12/2057 (L)...........................       22,261
                Capital One Capital IV
        9,824     6.75%, 02/17/2037 #.............................        9,039
                Centura Capital Trust I
          250     8.85%, 06/01/2027 (H)(I)........................          262
                CIT Group, Inc.
       10,860     6.10%, 03/15/2067 (L)#..........................        9,890
                Comerica Capital Trust II
       14,553     6.58%, 02/20/2037 (G)(L)........................       13,619
                Corporacion Andina De Fomento
        8,420     5.75%, 01/12/2017...............................        8,266
                Countrywide Financial Corp.
       21,330     5.80%, 06/07/2012 (G)...........................       21,180
                Credit Agricole
       18,596     6.64%, 05/31/2049 (G)(I)(L).....................       18,077

  PRINCIPAL                                                           MARKET
 AMOUNT (B)                                                          VALUE (W)
-------------                                                       -----------
                FINANCE -- (CONTINUED)
                Credit Suisse First Boston USA, Inc.
$       6,300     6.50%, 01/15/2012 #.............................  $     6,525
                Duke Realty L.P.
       15,675     5.95%, 02/15/2017 #.............................       15,614
                ERAC USA Finance Co.
        7,300     5.60%, 05/01/2015 (I)#..........................        7,007
                ERP Operating L.P.
        4,517     5.75%, 06/15/2017...............................        4,428
                Fifth Third Capital Trust IV
       21,170     6.50%, 04/15/2037 (G)(L)........................       20,463
                Genworth Financial, Inc.
       16,049     6.15%, 11/15/2066 #.............................       15,211
                Goldman Sachs Capital Trust II
       17,925     5.79%, 12/29/2049 (L)...........................       17,494
                HSBC Holding plc
        9,530     6.50%, 05/02/2036 #.............................        9,794
                Huntington Capital III
        1,953     6.65%, 05/15/2037 (L)...........................        1,868
                International Bank for Reconstruction and
                  Development
  TRY   5,650     13.63%, 05/09/2017..............................        4,285
                Janus Capital Group, Inc.
       18,425     6.70%, 06/15/2017...............................       18,584
                JP Morgan Chase Capital XX
       19,655     6.55%, 09/29/2036 #.............................       18,929
                Kazkommerts International B.V
        3,785     8.00%, 11/03/2015 (I)#..........................        3,676
                Kreditanstalt feur Wiederaufbau
 ISK  509,000     10.00%, 10/27/2008..............................        7,920
                Kreditanstalt fuer Wiederaufbau International
                  Finance
JPY 2,513,000     1.75%, 03/23/2010...............................       20,712
                Landwirtsch Rentenbank
JPY 2,469,000     0.65%, 09/30/2008...............................       19,986
                Lincoln National Corp.
       22,880     6.05%, 04/20/2067 (G)...........................       21,845
                Mellon Capital IV
        7,514     6.24%, 06/20/2049 (L)...........................        7,582
                Merrill Lynch & Co., Inc.
       12,600     5.70%, 05/02/2017 (G)...........................       12,133
        6,575     6.22%, 09/15/2026 (G)...........................        6,406
                Metlife, Inc.
       17,904     6.40%, 12/15/2036 #.............................       16,585
                Morgan Stanley
        9,165     5.55%, 04/27/2017 #.............................        8,793
                MUFG Capital Finance I Ltd.
       10,500     6.35%, 07/25/2049 (L)#..........................       10,317
                North Street Referenced Linked Notes
        3,900     6.41%, 07/30/2010 (I)(L)#.......................        3,393
                Northern Rock plc
       11,290     6.59%, 06/28/2049 (I)(L)........................       11,346
                Northgroup Preferred Capital Corp.
       11,208     6.38%, 10/15/2049 (I)(L)........................       10,864
                PNC Preferred Funding Trust II
        9,800     6.11%, 03/15/2049 (I)(L)........................        9,558

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

  PRINCIPAL                                                           MARKET
 AMOUNT (B)                                                          VALUE (W)
-------------                                                       -----------
CORPORATE BONDS: INVESTMENT GRADE -- (CONTINUED)
                FINANCE -- (CONTINUED)
                Progressive Corp.
$      14,845     6.70%, 06/15/2037 (L)...........................  $    14,754
                Prudential Holdings LLC
          200     7.25%, 12/18/2023 (I)#..........................          223
                Rabobank Nederlands
  AUD  25,390     6.50%, 03/18/2010 (L)...........................       21,531
                Regional Diversified Funding
           96     9.25%, 03/15/2030 (I)#..........................          106
                Regions Financing Trust II
       10,039     6.63%, 05/15/2047 #.............................        9,603
                Simon Property Group, Inc.
       10,700     7.88%, 03/15/2016 (I)#..........................       12,058
                SMFG Preferred Capital
       16,392     6.08%, 12/01/2049 (I)(L)#.......................       15,769
                St. Paul Travelers Cos., Inc.
        6,800     8.13%, 04/15/2010 #.............................        7,250
                State Street Capital Trust IV
       14,395     6.36%, 06/15/2037 (L)#..........................       14,437
                Suntrust Capital VIII
       16,713     6.10%, 12/15/2036 (G)...........................       15,305
                Suntrust Preferred Capital
        3,740     5.85%, 12/29/2049 (L)#..........................        3,717
                Travelers Property Casualty Corp.
        2,882     5.00%, 03/15/2013 #.............................        2,776
                TuranAlem Finance B.V.
        6,260     8.50%, 02/10/2015 (K)#..........................        6,088
                US Bank Realty Corp.
       13,200     6.09%, 12/22/2049 (I)(L)#.......................       12,948
                Wellpoint, Inc.
       21,950     5.88%, 06/15/2017...............................       21,681
        4,700     6.80%, 08/01/2012 #.............................        4,919
                Westfield Group
        9,076     5.70%, 10/01/2016 (I)#..........................        8,919
                ZFS Finance U.S.A. Trust
       12,670     6.50%, 05/09/2037 (I)(L)........................       12,254
                                                                    -----------
                                                                        720,458
                                                                    -----------
                FOREIGN GOVERNMENTS -- 3.0%
                Canadian Government
   CAD    200     9.00%, 03/01/2011...............................          215
                Germany (Gov't of)
  EUR  48,194     3.25%, 06/13/2008...............................       64,539
                Italy (Republic of)
JPY 2,473,000     3.80%, 03/27/2008...............................       20,506
   AUD    300     5.88%, 08/14/2008...............................          252
                New South Wales Treasury Corp.
  AUD  24,565     8.00%, 03/01/2008...............................       21,026
                Queensland Treasury Corp.
  AUD  25,695     6.00%, 07/14/2009...............................       21,547
                                                                    -----------
                                                                        128,085
                                                                    -----------
                HEALTH CARE -- 0.4%
                CVS Caremark Corp.
       18,166     6.30%, 06/01/2037 (L)...........................       17,881
                                                                    -----------

  PRINCIPAL                                                           MARKET
   AMOUNT                                                            VALUE (W)
-------------                                                       -----------
                SERVICES -- 1.5%
                Comcast Corp.
$         100     10.63%, 07/15/2012 #............................  $       119
                COX Communications, Inc.
       10,240     5.45%, 12/15/2014 #.............................        9,907
        7,758     5.88%, 12/01/2016 (I)#..........................        7,585
                Electronic Data Systems Corp.
        2,350     3.88%, 07/15/2023 (G)(X)#.......................        2,380
                FedEx Corp.
        3,800     3.50%, 04/01/2009 #.............................        3,673
                Marriott International, Inc.
        9,625     6.20%, 06/15/2016 #.............................        9,469
                Mashantucket Western Pequot Revenue Bond
        4,709     5.91%, 09/01/2021 (I)#..........................        4,385
                Time Warner Entertainment Co., L.P.
       15,075     8.38%, 07/15/2033 #.............................       17,495
                Time Warner, Inc.
        5,120     6.50%, 11/15/2036 (G)...........................        4,861
                Viacom, Inc.
        2,850     6.25%, 04/30/2016 #.............................        2,807
                                                                    -----------
                                                                         62,681
                                                                    -----------
                TECHNOLOGY -- 1.9%
                AT&T Corp.
        7,672     8.00%, 11/15/2031 #.............................        9,119
                Cingular Wireless Services, Inc.
       12,600     8.75%, 03/01/2031 #.............................       15,707
                Comcast Cable Communications, Inc.
          500     8.50%, 05/01/2027 #.............................          590
                GTE Corp.
          165     8.75%, 11/01/2021 (G)...........................          196
                Sprint Capital Corp.
       19,795     8.75%, 03/15/2032 #.............................       22,232
                TCI Communications, Inc.
        4,025     8.75%, 08/01/2015 #.............................        4,655
                Telecom Italia Capital
        8,515     7.20%, 07/18/2036 (G)...........................        8,754
                Tele-Communications, Inc.
        7,975     7.88%, 08/01/2013 #.............................        8,739
                Verizon Maryland, Inc.
        1,500     8.30%, 08/01/2031 #.............................        1,738
                Verizon Virginia, Inc.
          125     4.63%, 03/15/2013 #.............................          117
                Vodafone Group plc
       10,479     6.15%, 02/27/2037 (G)...........................        9,749
                                                                    -----------
                                                                         81,596
                                                                    -----------
                TRANSPORTATION -- 0.4%
                American Airlines, Inc.
        5,696     7.86%, 10/01/2011 #.............................        6,023
                CSX Corp.
       10,875     6.75%, 03/15/2011 (G)...........................       11,240
                Roadway Corp.
          325     8.25%, 12/01/2008 #.............................          335
                                                                    -----------
                                                                         17,598
                                                                    -----------

The accompanying notes are an integral part of these financial statements.

 HARTFORD TOTAL RETURN BOND HLS FUND

 JUNE 30, 2007 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

  PRINCIPAL                                                           MARKET
   AMOUNT                                                            VALUE (W)
-------------                                                       -----------
CORPORATE BONDS: INVESTMENT GRADE -- (CONTINUED)
                UTILITIES -- 1.0%
                Carolina Power & Light Co.
$       6,550     5.25%, 12/15/2015 #.............................  $     6,306
                CenterPoint Energy, Inc.
        7,475     6.85%, 06/01/2015 (G)...........................        7,786
                Detroit Edison Co.
        3,875     6.13%, 10/01/2010 #.............................        3,944
                Kinder Morgan Energy Partners L.P.
        4,720     6.50%, 02/01/2037 #.............................        4,540
                Northern States Power Co.
        5,735     6.25%, 06/01/2036 #.............................        5,833
                Peco Energy Co.
        6,130     5.95%, 10/01/2036 #.............................        5,897
                Puget Sound Energy, Inc.
        3,190     7.96%, 02/22/2010 #.............................        3,369
                Texas-New Mexico Power Co.
        2,483     6.13%, 06/01/2008 #.............................        2,487
                Westar Energy, Inc.
        1,400     5.15%, 01/01/2017 #.............................        1,302
                                                                    -----------
                                                                         41,464
                                                                    -----------
                Total corporate bonds: investment grade
                  (cost $1,212,807)...............................  $ 1,184,608
                                                                    -----------
CORPORATE BONDS: NON-INVESTMENT GRADE -- 7.1%
                BASIC MATERIALS -- 0.9%
                Citigroup (JSC Severstal)
        5,610     9.25%, 04/19/2014 (K)#..........................  $     6,137
                Freeport-McMoRan Copper & Gold, Inc.
        9,875     8.25%, 04/01/2015...............................       10,418
                Potlatch Corp.
       12,100     13.00%, 12/01/2009 (L)#.........................       13,620
                Stone Container
        7,015     8.00%, 03/15/2017...............................        6,805
                                                                    -----------
                                                                         36,980
                                                                    -----------
                CAPITAL GOODS -- 0.3%
                Bombardier, Inc.
        8,650     6.30%, 05/01/2014 (I)#..........................        8,217
                L-3 Communications Corp.
        6,102     3.00%, 08/01/2035 (G)(X)#.......................        6,880
                                                                    -----------
                                                                         15,097
                                                                    -----------
                CONSUMER CYCLICAL -- 0.5%
                Aramark Corp.
        5,110     8.86%, 02/01/2015 (I)(L)#.......................        5,187
                Group 1 Automotive, Inc.
        6,760     2.25%, 06/15/2036 (L)(X)#.......................        5,822
                K. Hovnanian Enterprises, Inc.
        5,765     6.00%, 01/15/2010 (G)...........................        5,246
                Lear Corp.
        6,595     8.75%, 12/01/2016...............................        6,282
                                                                    -----------
                                                                         22,537
                                                                    -----------

  PRINCIPAL                                                           MARKET
   AMOUNT                                                            VALUE (W)
-------------                                                       -----------
                CONSUMER STAPLES -- 0.1%
                OJSC Myronivsky Hliboproduct
$       4,235     10.25%, 11/30/2011 (I)#.........................  $     4,399
                                                                    -----------
                ENERGY -- 0.1%
                Chesapeake Energy Corp.
        3,876     2.75%, 11/15/2035 (X)#..........................        4,201
                                                                    -----------
                FINANCE -- 1.1%
                American Real Estate Partners L.P.
        2,575     7.13%, 02/15/2013 (G)#..........................        2,485
                ATF Bank
        4,200     9.00%, 05/11/2016 (I)#..........................        4,455
                Drummond Co., Inc.
        6,555     7.38%, 02/15/2016 (G)(I)........................        6,227
                Ford Motor Credit Co.
        9,440     9.81%, 04/15/2012 (L)#..........................       10,117
                General Motors Acceptance Corp.
        9,845     6.88%, 09/15/2011 #.............................        9,684
                Hertz Corp.
        9,100     10.50%, 01/01/2016..............................       10,056
                Hub International Holdings, Inc.
        6,525     10.25%, 06/15/2015 (I)..........................        6,280
                                                                    -----------
                                                                         49,304
                                                                    -----------
                FOREIGN GOVERNMENTS -- 0.3%
                Argentina (Republic of)
        8,830     7.00%, 10/03/2015...............................        7,789
                Venezuela (Republic of)
        4,675     5.75%, 02/26/2016...............................        4,006
                                                                    -----------
                                                                         11,795
                                                                    -----------
                HEALTH CARE -- 0.4%
                HCA, Inc.
       10,210     7.88%, 02/01/2011 #.............................       10,363
                Rite Aid Corp.
        8,525     9.50%, 06/15/2017 (I)...........................        8,184
                                                                    -----------
                                                                         18,547
                                                                    -----------
                SERVICES -- 0.3%
                ISA Capital De Brasil S.A.
        6,285     8.80%, 01/30/2017 (G)(I)........................        6,725
                Liberty Media Corp.
        6,423     3.50%, 01/15/2031 (X)#..........................        5,235
                                                                    -----------
                                                                         11,960
                                                                    -----------
                TECHNOLOGY -- 2.8%
                Advanced Micro Devices, Inc.
        9,270     6.00%, 05/01/2015 (I)(X)#.......................        8,922
                Canwest Mediaworks L.P.
        5,605     9.25%, 08/01/2015 (I)(Q)........................        5,619
                Charter Communications Operating LLC
       10,190     8.00%, 04/30/2012 (I)...........................       10,317
                CSC Holdings, Inc.
        6,835     8.13%, 07/15/2009...............................        6,972
        2,220     8.13%, 08/15/2009 #.............................        2,264

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

  PRINCIPAL                                                           MARKET
   AMOUNT                                                            VALUE (W)
-------------                                                       -----------
CORPORATE BONDS: NON-INVESTMENT GRADE -- (CONTINUED)
                TECHNOLOGY -- (CONTINUED)
                Dobson Cellular Systems
$       5,325     8.38%, 11/01/2011 #.............................  $     5,565
                Freescale Semiconductor, Inc.
        8,325     10.13%, 12/15/2016 (G)(I).......................        7,825
                Intelsat Bermuda Ltd.
        8,670     9.25%, 06/15/2016 #.............................        9,212
                Level 3 Financing, Inc.
        6,950     12.25%, 03/15/2013 #............................        7,975
                MetroPCS Wireless Inc.
        7,980     9.25%, 11/01/2014 (G)(I)........................        8,239
                Nortel Networks Ltd.
        5,845     10.75%, 07/15/2016 (I)#.........................        6,459
                Qwest Communications International, Inc.
        9,440     7.50%, 02/15/2014 #.............................        9,558
                Rural Cellular Corp.
        8,460     8.36%, 06/01/2013 (I)(L)........................        8,418
                Spansion LLC
        7,450     8.48%, 06/01/2013 (I)(L)........................        7,441
                Vimpel Communications
        3,815     8.25%, 05/23/2016 (I)#..........................        3,982
                Windstream Corp.
        9,220     8.63%, 08/01/2016 #.............................        9,750
                                                                    -----------
                                                                        118,518
                                                                    -----------
                TRANSPORTATION -- 0.2%
                Bristow Group, Inc.
        7,170     7.50%, 09/15/2017 (G)(I)........................        7,188
                                                                    -----------
                UTILITIES -- 0.1%
                Energipe Y Saelpa
        3,715     10.50%, 07/19/2013 (I)#.........................        4,151
                                                                    -----------
                Total corporate bonds: non-investment grade
                  (cost $304,336).................................  $   304,677
                                                                    -----------
MUNICIPAL BONDS -- 0.2%
                GENERAL OBLIGATIONS -- 0.2%
                Oregon School Boards Association, Taxable Pension
        7,325     4.76%, 06/30/2028...............................  $     6,533
                                                                    -----------
                HOUSING (HFA'S, ETC.) -- 0.0%
                Industry Urban DA
          275     6.10%, 05/01/2024...............................          281
                                                                    -----------
                Total municipal bonds
                  (cost $7,606)...................................  $     6,814
                                                                    -----------
SENIOR FLOATING RATE INTERESTS: NON-INVESTMENT GRADE (V) -- 9.3%
                BASIC MATERIALS -- 0.7%
                Boise Cascade LLC
        1,996     6.86%, 05/01/2014 (N)...........................  $     1,990
          448     6.86%, 05/01/2014 (AA)(Q).......................          448

  PRINCIPAL                                                           MARKET
   AMOUNT                                                            VALUE (W)
-------------                                                       -----------
                BASIC MATERIALS -- (CONTINUED)
                Coffeyville Resources
$         112     7.36%, 12/21/2010 (AA)#.........................  $       112
          575     8.35%, 12/21/2013 (N)#..........................          578
                Compass Minerals Group, Inc.
        5,688     6.85%, 12/22/2012 (N)#..........................        5,681
                Georgia-Pacific Corp.
       12,176     7.11%, 02/14/2013 (N)...........................       12,195
                Huntsman International LLC
        6,771     7.07%, 04/23/2014 (N)#..........................        6,766
                Tupperware Corp.
        1,863     6.86%, 11/07/2012 (N)#..........................        1,861
                                                                    -----------
                                                                         29,631
                                                                    -----------
                CONSUMER CYCLICAL -- 1.3%
                Ford Motor Co.
       29,467     8.36%, 12/15/2013 (N)#..........................       29,596
                Invista B.V., Term Loan B1
        1,632     6.86%, 04/30/2010 (N)#..........................        1,630
                Invista B.V., Term Loan B2
        1,634     6.86%, 04/30/2010 (N)#..........................        1,632
                Masonite International Corp., Canadian Term Loan
        1,409     7.35%, 04/30/2010 (N)#..........................        1,365
                Masonite International Corp., U.S. Term Loan
        1,406     7.35%, 04/30/2010 (N)#..........................        1,363
                Oshkosh Trucking Corp.
        2,049     6.86%, 12/06/2013 (N)#..........................        2,044
                Supervalu, Inc.
        5,607     6.73%, 06/01/2011 (N)...........................        5,608
        4,911     6.86%, 05/30/2013 (N)...........................        4,916
                William Carter Co.
        7,902     6.85%, 07/14/2012 (N)#..........................        7,900
                                                                    -----------
                                                                         56,054
                                                                    -----------
                CONSUMER STAPLES -- 0.1%
                Dole Food Co., Inc.
          230     7.23%, 04/12/2013 (AA)#.........................          229
        1,703     7.45%, 04/12/2013 (N)#..........................        1,690
          511     7.54%, 04/12/2013 (N)#..........................          509
                                                                    -----------
                                                                          2,428
                                                                    -----------
                ENERGY -- 0.0%
                Big West Oil LLC
          735     7.61%, 02/02/2015 (N)...........................          736
          898     7.61%, 02/02/2015 (AA)(Q).......................          899
                                                                    -----------
                                                                          1,635
                                                                    -----------
                FINANCE -- 1.1%
                Ameritrade Holding Corp.
       10,024     6.82%, 12/31/2011 (N)#..........................       10,027
                CB Richard Ellis Services, Inc.
        3,704     6.82%, 12/14/2013 (N)#..........................        3,707
                Crescent Resources LLC
       10,725     8.32%, 09/07/2012 (N)#..........................       10,703
                General Growth Properties, Inc.
       11,126     6.57%, 02/24/2010 (N)#..........................       11,082

The accompanying notes are an integral part of these financial statements.

 HARTFORD TOTAL RETURN BOND HLS FUND

 JUNE 30, 2007 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

  PRINCIPAL                                                           MARKET
   AMOUNT                                                            VALUE (W)
-------------                                                       -----------
SENIOR FLOATING RATE INTERESTS: NON-INVESTMENT GRADE -- (CONTINUED)
                FINANCE -- (CONTINUED)
                Nasdaq Stock Market, Inc., Term Loan B
$       7,630     7.07%, 05/22/2012 (N)#..........................  $     7,640
                Nasdaq Stock Market, Inc., Term Loan C
        3,725     7.07%, 05/22/2012 (N)#..........................        3,729
                                                                    -----------
                                                                         46,888
                                                                    -----------
                HEALTH CARE -- 1.5%
                Carestream Health, Inc.
        5,714     7.34%, 04/12/2013 (N)(Q)........................        5,714
                Community Health Systems, Inc.
        7,262     7.11%, 08/19/2011 (N)#..........................        7,259
        8,000     7.61%, 07/02/2014 (AA)(Q).......................        8,012
       10,500     9.36%, 10/24/2014 (AA)(Q).......................       10,448
                DJ Orthopedics LLC
        2,161     6.88%, 04/07/2013 (N)#..........................        2,158
                Fresenius Medical Care AG
       14,257     6.73%, 03/31/2013 (N)#..........................       14,230
                HCA, Inc.
        6,850     7.61%, 11/17/2013 (N)#..........................        6,888
                Lifepoint Hospitals, Inc.
        5,513     6.99%, 04/15/2012 (N)#..........................        5,502
                Ventiv Health, Inc.
        2,640     6.82%, 10/05/2011 (N)#..........................        2,635
                                                                    -----------
                                                                         62,846
                                                                    -----------
                SERVICES -- 3.0%
                Allied Waste Industries, Inc.
        4,567     7.07%, 01/15/2012 (AA)#.........................        4,587
        8,403     7.09%, 01/15/2012 (N)#..........................        8,437
                Cedar Fair L.P.
        4,686     7.32%, 07/21/2013 (N)#..........................        4,708
                Gray Television, Inc.
        9,746     6.85%, 12/31/2014 (N)...........................        9,697
                Harrah's Entertainment, Inc.
       17,000     6.86%, 03/05/2008 (N)(Q)........................       16,957
                MGM Mirage, Inc.
       21,741     6.54%, 10/03/2011 (N)#..........................       21,430
                Regal Cinemas, Inc.
       12,656     6.86%, 11/10/2010 (N)#..........................       12,659
                Thomas Learning Co.
       10,600     9.11%, 06/12/2008 (AA)(Q).......................       10,600
                Tribune Co.
       10,600     9.86%, 05/23/2015 (AA)(Q).......................       10,600
                UPC Financing Partnership
        8,638     7.08%, 12/31/2014 (N)...........................        8,618
                Weight Watchers International, Inc.
        7,838     6.63%, 01/24/2013 (N)#..........................        7,816
                West Corp.
        3,606     7.74%, 10/23/2013 (N)...........................        3,612
                WideOpenWest Finance LLC
       10,750     11.61%, 07/01/2015 (AA)(Q)......................       10,804
                                                                    -----------
                                                                        130,525
                                                                    -----------

  PRINCIPAL                                                           MARKET
   AMOUNT                                                            VALUE (W)
-------------                                                       -----------
                TECHNOLOGY -- 1.4%
                Cincinnati Bell, Inc.
$       3,972     6.82%, 08/31/2012 (N)#..........................  $     3,959
                Idearc, Inc.
        5,655     6.86%, 11/17/2013 (N)#..........................        5,650
        9,823     7.36%, 11/17/2014 (N)#..........................        9,844
                Mediacom Broadband
       10,186     7.07%, 01/31/2015 (N)#..........................       10,154
        7,035     7.10%, 01/31/2015 (N)#..........................        7,021
                Mediacom LLC
        2,047     7.10%, 01/31/2015 (N)#..........................        2,042
                Metro PCS Wireless, Inc.
        4,325     7.63%, 11/02/2013 (N)#..........................        4,338
                R.H. Donnelley, Inc.
       17,083     6.86%, 06/30/2011 (N)#..........................       17,056
                                                                    -----------
                                                                         60,064
                                                                    -----------
                UTILITIES -- 0.2%
                Mirant North America LLC
        3,622     7.07%, 01/03/2013 (N)#..........................        3,621
                NRG Energy, Inc.
        2,995     7.11%, 06/08/2013 (N)...........................        2,992
          676     7.11%, 06/08/2014 (AA)(Q).......................          673
                Pike Electric, Inc.
        1,313     6.88%, 07/01/2012 (N)#..........................        1,315
                                                                    -----------
                                                                          8,601
                                                                    -----------
                Total senior floating rate interests: non-
                  investment grade
                  (cost $398,902).................................  $   398,672
                                                                    -----------
U.S. GOVERNMENT AGENCIES -- 38.5%
                FEDERAL HOME LOAN MORTGAGE CORPORATION -- 17.8%
                MORTGAGE BACKED SECURITIES:
       16,165     5.04%, 2035 (L)#................................  $    15,896
        4,504     5.45%, 2036 (L)#................................        4,470
       18,468     5.50%, 2018 -- 2034.............................       17,884
      388,880     5.50%, 2037 (Q).................................      375,026
        5,911     5.83%, 2036 (L).................................        5,902
       71,067     6.00%, 2017 -- 2035.............................       70,699
       11,917     6.00%, 2034 #...................................       11,848
      131,764     6.00%, 2037 (Q).................................      130,529
            6     6.50%, 2031 -- 2032.............................            6
       61,900     6.50%, 2037 (Q).................................       62,538
           10     7.50%, 2029 -- 2031.............................           10
                                                                    -----------
                                                                        694,808
                                                                    -----------
                NOTES:
       21,000     4.10%, 2014 #...................................       20,458
                                                                    -----------
                REMIC -- PAC'S:
       47,165     5.00%, 2034.....................................       44,197
                                                                    -----------
                                                                        759,463
                                                                    -----------
                FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 15.3%
                MORTGAGE BACKED SECURITIES:
        3,870     4.69%, 2034 (L).................................        3,824
       14,345     4.71%, 2035 (L).................................       14,015
        3,160     4.79%, 2035 (L).................................        3,112

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

  PRINCIPAL                                                           MARKET
   AMOUNT                                                            VALUE (W)
-------------                                                       -----------
U.S. GOVERNMENT AGENCIES -- (CONTINUED)
                FEDERAL NATIONAL MORTGAGE ASSOCIATION -- (CONTINUED)
$       8,283     4.80%, 2035 (L).................................  $     8,104
       25,882     4.83%, 2036 (L).................................       25,664
        5,474     4.87%, 2035 (L).................................        5,344
        4,285     4.91%, 2035 (L).................................        4,248
       10,655     4.93%, 2035 (L).................................       10,575
       76,927     5.00%, 2018 -- 2034.............................       74,191
      122,949     5.00%, 2022 -- 2037 (Q).........................      116,845
        6,850     5.09%, 2035 (L).................................        6,728
       76,493     5.50%, 2013 -- 2034.............................       74,524
       20,424     5.50%, 2034 #...................................       19,789
        8,000     5.50%, 2022 (Q).................................        7,880
       11,320     5.51%, 2036 (L).................................       11,237
       29,710     6.00%, 2012 -- 2033.............................       29,634
      174,217     6.00%, 2037 (Q).................................      172,311
        3,941     6.50%, 2014 -- 2032.............................        4,013
        6,900     6.50%, 2037 (Q).................................        6,965
           40     7.00%, 2016 -- 2032.............................           41
        1,220     7.50%, 2015 -- 2032.............................        1,271
            2     8.00%, 2032.....................................            2
                                                                    -----------
                                                                        600,317
                                                                    -----------
                NOTES:
          250     3.92%, 2009 (G)(L)..............................          241
       56,138     5.00%, 2015.....................................       54,738
                                                                    -----------
                                                                         54,979
                                                                    -----------
                                                                        655,296
                                                                    -----------
                GOVERNMENT NATIONAL MORTGAGE ASSOCIATION -- 3.3%
                MORTGAGE BACKED SECURITIES:
       28,599     5.50%, 2033 -- 2034 #...........................       27,781
       43,010     6.00%, 2031 -- 2036 #...........................       42,824
       49,894     6.00%, 2037 (Q).................................       49,605
        6,024     6.50%, 2028 -- 2032.............................        6,152
       14,883     6.50%, 2028 -- 2032 #...........................       15,191
            9     7.00%, 2031.....................................            9
           64     7.00%, 2030 -- 2031 #...........................           66
           12     8.50%, 2024 #...................................           13
                                                                    -----------
                                                                        141,641
                                                                    -----------
                OTHER GOVERNMENT AGENCIES -- 2.1%
                SMALL BUSINESS ADMINISTRATION PARTICIPATION
                  CERTIFICATES:
        6,096     5.12%, 2026.....................................        5,845
        4,429     5.23%, 2027.....................................        4,299
       14,450     5.31%, 2027.....................................       14,005
       26,212     5.32%, 2027.....................................       25,575
        9,384     5.37%, 2026.....................................        9,174
        8,799     5.54%, 2026.....................................        8,714
       11,303     5.71%, 2027.....................................       11,296
        8,434     6.14%, 2022.....................................        8,577
                                                                    -----------
                                                                         87,485
                                                                    -----------
                Total U.S. government agencies
                  (cost $1,663,942)...............................  $ 1,643,885
                                                                    -----------

  PRINCIPAL                                                           MARKET
   AMOUNT                                                            VALUE (W)
-------------                                                       -----------
U.S. GOVERNMENT SECURITIES -- 2.8%
                OTHER DIRECT FEDERAL OBLIGATIONS -- 0.7%
                FEDERAL HOME LOAN BANK:
$      15,000     4.88%, 2017 (G)#................................  $    14,328
       15,885     5.25%, 2008 #...................................       15,879
                                                                    -----------
                                                                         30,207
                                                                    -----------
                U.S. TREASURY SECURITIES -- 2.1%
                U.S. TREASURY NOTES:
       58,786     4.00%, 2014 (G)#................................       55,649
        3,080     4.50%, 2017 (G).................................        2,953
       23,825     4.63%, 2016 (G).................................       23,089
        9,475     4.75%, 2011 (G).................................        9,423
                                                                    -----------
                                                                         91,114
                                                                    -----------
                Total U.S. government securities
                  (cost $123,499).................................  $   121,321
                                                                    -----------
                Total long-term investments
                  (cost $4,290,775)...............................  $ 4,229,313
                                                                    -----------
SHORT-TERM INVESTMENTS -- 28.2%
                CONSUMER CYCLICAL -- 0.9%
                Eksportfinians
       40,000     5.28%, 07/02/2007...............................  $    39,989
                                                                    -----------
                FINANCE -- 16.9%
                Abbey National NA
       40,000     5.25%, 07/13/2007...............................       39,924
                Allied Irish Banks NA
       40,000     5.26%, 07/18/2007...............................       39,895
                American Express Credit Corp.
       20,000     5.24%, 07/12/2007...............................       19,965
                American General Finance Corp.
       30,000     5.25%, 07/12/2007...............................       29,947
                Bank of America Corp.
       40,000     5.25%, 07/05/2007...............................       39,971
                Bank of Ireland
       40,000     5.26%, 07/12/2007...............................       39,930
                BNP Paribas
       40,000     5.25%, 07/12/2007...............................       39,930
                Citigroup Funding, Inc.
       40,000     5.25%, 07/12/2007...............................       39,930
                Credit Suisse First Boston NY
       20,000     5.26%, 07/09/2007...............................       19,974
                Danske Bank
       40,000     5.26%, 07/12/2007...............................       39,930
                Deutsche Bank Securities
       40,000     5.26%, 07/12/2007...............................       39,930
                General Electric Capital Corp.
       40,000     5.24%, 07/12/2007...............................       39,930
                HSBC Finance Corp.
       30,000     5.24%, 07/12/2007...............................       29,948
                JP Morgan Chase & Co.
       20,000     5.26%, 07/12/2007...............................       19,965
                Nordea North America
       40,000     5.23%, 07/09/2007...............................       39,949
                Rabobank USA
       40,000     5.24%, 07/12/2007...............................       39,930

The accompanying notes are an integral part of these financial statements.

 HARTFORD TOTAL RETURN BOND HLS FUND

 JUNE 30, 2007 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

  PRINCIPAL                                                           MARKET
   AMOUNT                                                            VALUE (W)
-------------                                                       -----------
SHORT-TERM INVESTMENTS -- (CONTINUED)
                FINANCE -- (CONTINUED)
                Skandinaviska Enskilda Bank NY
$      40,000     5.25%, 07/09/2007...............................  $    39,947
                Societe Generale
       40,000     5.25%, 07/16/2007...............................       39,907
        2,151   State Street Bank Money Market Fund...............        2,151
                Toyota Motor Credit
       40,000     5.24%, 07/12/2007...............................       39,933
                UBS Finance LLC
       40,000     5.28%, 07/12/2007...............................       39,930
                                                                    -----------
                                                                        720,916
                                                                    -----------
                HEALTH CARE -- 0.4%
                Abbot Laboratories
       17,000     5.24%, 07/06/2007...............................       16,985
                                                                    -----------
                REPURCHASE AGREEMENTS -- 5.2%
                BNP Paribas Securities Corp. Repurchase Agreement
                  (maturing on 07/02/2007 in the amount of $71,274
                  collateralized by U.S. Treasury Bonds,
                  7.13% -- 8.75%, 2020 -- 2023, value of $73,074)
       71,248     4.35% dated 07/02/2007..........................       71,248
                RBS Greenwich Capital Markets Repurchase Agreement
                  (maturing on 07/02/2007 in the amount of
                  $80,960, collateralized by U.S. Treasury Note,
                  4.50%, 2010, value of $82,850)
       80,931     4.35% dated 07/02/2007..........................       80,931
                UBS Securities, Inc. Repurchase Agreement
                  (maturing on 07/02/2007 in the amount of $71,274
                  collateralized by U.S. Treasury Note, 8.75%,
                  2017, value of $72,938)
       71,248     4.40% dated 07/02/2007..........................       71,248
                                                                    -----------
                                                                        223,427
                                                                    -----------
   SHARES
-------------
                SECURITIES PURCHASED WITH PROCEEDS FROM SECURITY
                LENDING -- 4.7%
                CASH COLLATERAL REINVESTMENT FUND:
      198,312   Navigator Prime Portfolio.........................      198,312
                                                                    -----------
  PRINCIPAL
   AMOUNT
-------------
                U.S. TREASURY BILLS -- 0.1%
$       5,250     4.61%, 09/20/2007 (M)(S)........................  $     5,196
                                                                    -----------
                Total short-term investments
                  (cost $1,204,825)...............................  $ 1,204,825
                                                                    -----------

                Total investments
                  (cost $5,495,600) (C)...........................  127.2%    $ 5,434,138
                Other assets and liabilities......................  (27.2)%    (1,160,804)
                                                                    -----     -----------
                Total net assets..................................  100.0%    $ 4,273,334
                                                                    =====     ===========

Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 10.89% of total net assets at June 30, 2007.

  (C)At June 30, 2007, the cost of securities for federal income tax purposes was $5,496,282 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

      Unrealized Appreciation........................  $ 11,311
      Unrealized Depreciation........................   (73,455)
                                                       --------
      Net Unrealized (Depreciation)..................  $(62,144)
                                                       ========

  # This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.

 (A) The aggregate value of securities valued in good faith at fair value by, or under the direction of, the Funds' Board of Directors at June 30, 2007, was $1,695, which represents 0.04% of total net assets.

  (AA)
     The interest rate disclosed for these securities represents an estimated average coupon as of June 30, 2007.

  (D)Currently non-income producing. For long-term debt securities, items identified are in default as to payment of interest and/or principal.

 (G) Security is partially on loan at June 30, 2007.

  (I)Securities issued within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of
     1933, as amended, and may be sold only to qualified institutional buyers. Pursuant to guidelines adopted by the Board of Directors, these issues are determined to be liquid. The aggregate value of these securities at June 30, 2007, was $471,285, which represents 11.03% of total net assets.

 (K) Securities contain some restrictions as to public resale. These securities comply with Regulation S, rules governing offers and sales made outside the United States without registration under the Securities Act of 1933, and are determined to be liquid. At June 30, 2007, the market value of these securities amounted to $12,225 or 0.29% of net assets.

  (L)Variable rate securities; the rate reported is the coupon rate in effect at June 30, 2007.

 (M) The interest rate disclosed for these securities represents the effective yield on the date of acquisition.

 (N) The interest rate disclosed for these securities represents the average coupon as of June 30, 2007.

  (V)Senior loans in which the Fund invests generally pay interest rates which are periodically adjusted by reference to a base short-term, floating lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the London Inter-Bank Offered Rate (LIBOR), (ii) the prime rate offered by one or more major United States Banks, or (iii) the bank's certificate of deposit rate. Senior floating rate interests often require prepayments from excess cash flows or permit the borrower may be substantially less than the stated maturities shown. The interest rate indicated is the rate in effect at June 30, 2007.

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

 (P) The interest rates disclosed for interest only strips represent effective yields based upon estimated future cash flows at June 30, 2007.

  (Q)The cost of securities purchased on a when-issued or delayed delivery basis at June 30, 2007 was $996,510.

 (H) The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

      PERIOD                                                            COST
      ACQUIRED        SHARES/PAR                SECURITY               BASIS
      --------        ----------                --------               -----
      5/2007            49,853     Bayview Commercial Asset Trust,
                                   7.00%, 07/25/2037 -- 144A           $7,128
      4/2006-6/2007    145,392     CBA Commercial Small Balance
                                   Commercial Mortgage, 7.00%,
                                   07/25/2035-06/25/2038 -- 144A        5,508
      5/2003               250     Centura Capital Trust I, 8.85%,
                                   06/01/2027 -- 144A                     261
      6/2006           344,101     GE Business Loan Trust, 6.14%,
                                   05/15/2034 -- 144A                   2,982
      3/2006             1,470     Home Equity Asset Trust, 4.75%,
                                   06/27/2035 -- 144A                   1,456
      4/2005            73,119     Morgan Stanley Dean Witter Capital
                                   I, 0.46%, 08/25/2032 -- 144A            --
      10/2005-8/2006    25,413     Morgan Stanley Dean Witter Capital
                                   I, 8.05%, 08/25/2032 -- Reg D          327
      7/2000                --     Ntelos, Inc. Warrants -- 144A            1
      5/2006                --     XO Holdings, Inc.                       --

     The aggregate value of these securities at June 30, 2007 was $20,460 which represents 0.48% of total net assets.

 (X) Convertible debt security.

  (B)All principal amounts are in U.S. dollars unless otherwise indicated.

      AUD  -- Australian Dollar
      CAD  -- Canadian dollar
      EUR  -- EURO
      ISK  -- Iceland Krona
      JPY  -- Japanese Yen
      TRY  -- Turkey New Lira

  (S)Security pledged as initial margin deposit for open futures contracts at June 30, 2007.

     FUTURES CONTRACTS OUTSTANDING AT JUNE 30, 2007

                                                                       UNREALIZED
                                NUMBER OF               EXPIRATION   APPRECIATION/
      DESCRIPTION               CONTRACTS*   POSITION     MONTH      (DEPRECIATION)
      -----------               ----------   --------   ----------   --------------
      2 Year U.S. Treasury
       Note                      7,708        Long      Sept. 2007      $(2,427)
      5 Year U.S. Treasury
       Note                      2,204        Long      Sept. 2007         (674)
      10 Year U.S. Treasury
       Bond                      1,196        Long      Sept. 2007          (69)
      U.S. Long Bond             3,126        Short     Sept. 2007        3,312
                                                                        -------
                                                                        $   142
                                                                        =======

     * The number of contracts does not omit 000's.
  (W)See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

        FORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING AT JUNE 30, 2007

                                                                                                                     UNREALIZED
                                                               MARKET          CONTRACT          DELIVERY          APPRECIATION/
                     DESCRIPTION                               VALUE            AMOUNT             DATE            (DEPRECIATION)
                     -----------                              --------         --------         ----------         --------------
Brazil Real (Buy)                                             $ 8,747          $ 8,570          08/21/2007             $ 177
Colombian Peso (Buy)                                            8,654            8,570          08/22/2007                84
Indian Rupee (Buy)                                              8,619            8,570          08/21/2007                49
Japanese Yen (Sell)                                            42,222           42,192          08/02/2007               (30)
South African Rand (Buy)                                        8,581            8,570          08/21/2007                11
Thailand Baht (Buy)                                             8,262            8,570          08/22/2007              (308)
                                                                                                                       -----
                                                                                                                       $ (17)
                                                                                                                       -----

          CREDIT DEFAULT SWAP AGREEMENTS OUTSTANDING AT JUNE 30, 2007

                                                                              PAY/                                   UNREALIZED
                                           REFERENCE          BUY/SELL      RECEIVE      EXPIRATION    NOTIONAL    APPRECIATION/
COUNTERPARTY                                 ENTITY          PROTECTION    FIXED RATE       DATE        AMOUNT     (DEPRECIATION)
------------                               ---------         ----------    ----------    ----------    --------    --------------
Lehman Brothers Special Financing,
  Inc.                                 HCA, Inc.                Buy           2.70%      12/20/2010    $10,400         $ 258
Lehman Brothers Special Financing,
  Inc.                                 HCA, Inc.                Sell          3.50%      12/20/2011     10,400          (337)
JP Morgan Chase Bank                   Republic of Turkey       Sell          2.52%      04/20/2017      4,025           (91)
                                                                                                                       -----
                                                                                                                       $(170)
                                                                                                                       =====

           INTEREST RATE SWAP AGREEMENTS OUTSTANDING AT JUNE 30, 2007

                                    PAYMENTS MADE             PAYMENTS RECEIVED           EXPIRATION       NOTIONAL
COUNTERPARTY                           BY FUND                     BY FUND                   DATE           AMOUNT
------------                        -------------             -----------------           ----------       --------
JP Morgan Chase Bank             (62 bps - 10 yr Swap        (62 bps - 10 yr Swap         09/28/2007       $115,000
                                 Spread)*notional*7.4        Spread)*notional*7.4

                            UNREALIZED
                          APPRECIATION/
COUNTERPARTY              (DEPRECIATION)
------------              --------------
JP Morgan Chase Bank           $62

The accompanying notes are an integral part of these financial statements.

 HARTFORD SERIES FUND, INC. AND HARTFORD HLS SERIES FUND II, INC.

 STATEMENTS OF ASSETS AND LIABILITIES
 JUNE 30, 2007 (UNAUDITED) (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                                     HARTFORD
                                                                  HARTFORD           CAPITAL
                                                                  ADVISERS         APPRECIATION
                                                                  HLS FUND           HLS FUND
                                                              ----------------   ----------------
ASSETS:
  Investments in securities, at value; (amortized cost for
    Money Market)@..........................................     $9,810,376        $16,966,885
  Cash......................................................             25                 --
  Foreign currency on deposit with custodian#...............            221                883
  Unrealized appreciation on forward foreign currency
    contracts...............................................             62                 90
  Unrealized appreciation on forward bonds..................             --                 --
  Receivables:
    Investment securities sold..............................         17,944            273,025
    Fund shares sold........................................           (172)             3,358
    Dividends and interest..................................         33,010             15,055
    Variation margin........................................             --                 --
  Purchased options and swap contracts......................             --                 --
  Other assets..............................................             40                 50
                                                                 ----------        -----------
Total assets................................................      9,861,506         17,259,346
                                                                 ----------        -----------
LIABILITIES:
  Unrealized depreciation on forward foreign currency
    contracts...............................................             --             18,256
  Unrealized depreciation on forward bonds..................             --                 --
  Bank overdraft -- U.S. Dollars............................             --                 35
  Bank overdraft -- foreign cash............................             --                 --
  Payable upon return of securities loaned..................      1,497,141          1,937,822
  Payables:
    Investment securities purchased.........................        168,235            185,419
    Fund shares redeemed....................................          5,483              9,729
    Variation margin........................................             --                 --
    Investment management and advisory fees.................            361                710
    Administrative fee......................................            179                330
    Distribution fees.......................................             33                 79
  Accrued expenses..........................................            332                246
  Written options and swap contracts........................             --                 --
                                                                 ----------        -----------
Total liabilities...........................................      1,671,764          2,152,626
                                                                 ----------        -----------
Net assets..................................................     $8,189,742        $15,106,720
                                                                 ==========        ===========
SUMMARY OF NET ASSETS:
Capital stock and paid-in-capital...........................     $7,178,835        $11,053,917
Accumulated undistributed (distribution in excess of) net
  investment income (loss)..................................         86,810             44,717
Accumulated net realized gain (loss) on investments and
  foreign currency transactions.............................        525,225          1,014,412
Unrealized appreciation (depreciation) of investments and
  the translations of assets and liabilities denominated in
  foreign currency..........................................        398,872          2,993,674
                                                                 ----------        -----------
Net assets..................................................     $8,189,742        $15,106,720
                                                                 ==========        ===========
Shares authorized...........................................      9,500,000          5,000,000
                                                                 ----------        -----------
Par value...................................................     $    0.001        $     0.001
                                                                 ----------        -----------
CLASS IA: Net asset value per share.........................     $    23.88        $     57.62
                                                                 ----------        -----------
         Shares outstanding.................................        292,072            211,710
                                                                 ----------        -----------
         Net assets.........................................     $6,975,632        $12,199,407
                                                                 ----------        -----------
CLASS IB: Net asset value per share.........................     $    24.05        $     57.24
                                                                 ----------        -----------
         Shares outstanding.................................         50,484             50,795
                                                                 ----------        -----------
         Net assets.........................................     $1,214,110        $ 2,907,313
                                                                 ----------        -----------
@ Cost of securities........................................     $9,411,492        $13,954,971
                                                                 ----------        -----------
@ Market value of securities on loan........................     $1,466,075        $ 1,875,171
                                                                 ----------        -----------
# Cost of foreign currency on deposit with custodian........     $      220        $       897
                                                                 ----------        -----------

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

         HARTFORD           HARTFORD           HARTFORD
       DISCIPLINED        DIVIDEND AND      INTERNATIONAL         HARTFORD           HARTFORD           HARTFORD
          EQUITY             GROWTH         OPPORTUNITIES       MONEY MARKET      SMALL COMPANY          STOCK
         HLS FUND           HLS FUND           HLS FUND           HLS FUND           HLS FUND           HLS FUND
     ----------------   ----------------   ----------------   ----------------   ----------------   ----------------
        $2,141,003         $8,394,042         $2,644,400         $2,185,435         $1,939,498         $5,524,092
             6,178*                 1                 --              5,592                 --              9,844
                --                 --                496                 --                 --                225
                --                 --                 25                 --                 --                 60
                --                 --                 --                 --                 --                 --
                --             18,615             49,897                 --             99,372             18,944
             1,653              4,128              1,064              6,046              9,193                243
             2,212             10,323              7,003              2,531                561              5,560
                --                 --                 --                 --                 70                 --
                --                 --                 --                 --                 --                 --
                15                 76                119                 35                 16                 50
        ----------         ----------         ----------         ----------         ----------         ----------
         2,151,061          8,427,185          2,703,004          2,199,639          2,048,710          5,559,018
        ----------         ----------         ----------         ----------         ----------         ----------
                --                 --                 65                 --                  3                 --
                --                 --                 --                 --                 --                 --
                --                 --                325                 --              5,019                 --
                --                 --                 --                 --                 --                 --
           159,026            721,215            562,579                 --            309,737            285,186
             4,021              2,181              8,474              5,276            107,591             33,930
               809              4,133                863              8,552                702              3,772
                19                 --                 --                 --                 76                 --
               102                367                108                 59                 82                148
                43                168                 46                 48                 35                115
                10                 45                 11                 10                  9                 21
                26                151                 46                 85                 30                157
               379                 --                 --                 --                 --                 --
        ----------         ----------         ----------         ----------         ----------         ----------
           164,435            728,260            572,517             14,030            423,284            323,329
        ----------         ----------         ----------         ----------         ----------         ----------
        $1,986,626         $7,698,925         $2,130,487         $2,185,609         $1,625,426         $5,235,689
        ==========         ==========         ==========         ==========         ==========         ==========
        $1,619,833         $5,532,016         $1,626,559         $2,185,609         $1,311,282         $4,361,800
            10,155             64,244             20,373                 --              2,279             27,425
            86,809            254,955            185,410                 --            118,190            409,534
           269,829          1,847,710            298,145                 --            193,675            436,930
        ----------         ----------         ----------         ----------         ----------         ----------
        $1,986,626         $7,698,925         $2,130,487         $2,185,609         $1,625,426         $5,235,689
        ==========         ==========         ==========         ==========         ==========         ==========
         3,500,000          4,000,000          2,625,000          7,000,000          1,500,000          4,000,000
        ----------         ----------         ----------         ----------         ----------         ----------
        $    0.001         $    0.001         $    0.001         $    0.001         $    0.001         $    0.001
        ----------         ----------         ----------         ----------         ----------         ----------
        $    15.31         $    24.59         $    16.32         $     1.00         $    20.61         $    56.78
        ----------         ----------         ----------         ----------         ----------         ----------
           105,922            246,579            106,316          1,805,303             62,301             78,863
        ----------         ----------         ----------         ----------         ----------         ----------
        $1,621,203         $6,062,353         $1,735,173         $1,805,303         $1,284,047         $4,478,211
        ----------         ----------         ----------         ----------         ----------         ----------
        $    15.20         $    24.48         $    16.44         $     1.00         $    20.18         $    56.58
        ----------         ----------         ----------         ----------         ----------         ----------
            24,037             66,852             24,046            380,306             16,916             13,389
        ----------         ----------         ----------         ----------         ----------         ----------
        $  365,423         $1,636,572         $  395,314         $  380,306         $  341,379         $  757,478
        ----------         ----------         ----------         ----------         ----------         ----------
        $1,871,201         $6,546,332         $2,346,300         $2,185,435         $1,745,854         $5,087,153
        ----------         ----------         ----------         ----------         ----------         ----------
        $  155,590         $  708,268         $  536,989         $       --         $  302,117         $  277,042
        ----------         ----------         ----------         ----------         ----------         ----------
        $       --         $       --         $      495         $       --         $       --         $      225
        ----------         ----------         ----------         ----------         ----------         ----------

         HARTFORD
       TOTAL RETURN
           BOND
         HLS FUND
     ----------------
        $5,434,138
                --
             4,487
               321
                --
             5,064
             2,508
            33,879
             3,303
               320
                39
        ----------
         5,484,059
        ----------
               338
                --
               714
                --
           198,312
         1,005,859
             1,739
             3,002
               122
                93
                29
                89
               428
        ----------
         1,210,725
        ----------
        $4,273,334
        ==========
        $4,286,331
           108,700
           (60,275)
           (61,422)
        ----------
        $4,273,334
        ==========
         5,000,000
        ----------
        $    0.001
        ----------
        $    11.31
        ----------
           285,397
        ----------
        $3,228,267
        ----------
        $    11.25
        ----------
            92,930
        ----------
        $1,045,067
        ----------
        $5,495,600
        ----------
        $  194,300
        ----------
        $    4,445
        ----------

 HARTFORD SERIES FUND, INC. AND HARTFORD HLS SERIES FUND II, INC.

 STATEMENTS OF OPERATIONS
 FOR THE SIX-MONTH PERIOD ENDED JUNE 30, 2007 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                                     HARTFORD
                                                                  HARTFORD           CAPITAL
                                                                  ADVISERS         APPRECIATION
                                                                  HLS FUND           HLS FUND
                                                              ----------------   ----------------
INVESTMENT INCOME:
  Dividends.................................................      $ 43,118          $  104,946
  Interest..................................................        70,515               6,512
  Securities lending........................................         1,148               1,562
  Less: Foreign tax withheld................................          (655)             (5,377)
                                                                  --------          ----------
    Total investment income, net............................       114,126             107,643
                                                                  --------          ----------
EXPENSES:
  Investment management and advisory fees...................        16,530              31,274
  Administrative services fees..............................         8,216              14,513
  Distribution fees -- Class IB.............................         1,526               3,500
  Custodian fees............................................            14                 143
  Accounting services.......................................           616               1,089
  Board of Directors' fees..................................            73                 160
  Other expenses............................................           616               1,063
                                                                  --------          ----------
    Total expenses (before waivers and fees paid
     indirectly)............................................        27,591              51,742
  Expense waivers...........................................            --                  --
  Commission recapture......................................          (261)               (526)
  Custodian fee offset......................................           (16)                (14)
                                                                  --------          ----------
    Total waivers and fees paid indirectly..................          (277)               (540)
                                                                  --------          ----------
    Total expenses, net.....................................        27,314              51,202
                                                                  --------          ----------
  Net investment income (loss)..............................        86,812              56,441
                                                                  --------          ----------
NET REALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES, OPTIONS
  AND SWAP CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS:
  Net realized gain (loss) on investments...................       555,967           1,021,180
  Net realized gain (loss) on futures, written options and
    swap contracts..........................................            --               1,031
  Net realized gain (loss) on foreign currency
    transactions............................................           (89)               (839)
                                                                  --------          ----------
NET REALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES, OPTIONS
  AND SWAP CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS:.....       555,878           1,021,372
                                                                  --------          ----------
NET CHANGES IN UNREALIZED APPRECIATION (DEPRECIATION) OF
  INVESTMENTS, FUTURES, OPTIONS AND SWAP CONTRACTS AND
  FOREIGN CURRENCY TRANSACTIONS:
  Net unrealized appreciation (depreciation) of
    investments.............................................       (58,280)            523,775
  Net unrealized appreciation (depreciation) of futures,
    written options and swap contracts......................            --                  --
  Net unrealized appreciation (depreciation) on translation
    of other assets and liabilities in foreign currencies...           (13)            (11,551)
                                                                  --------          ----------
NET CHANGES IN UNREALIZED APPRECIATION (DEPRECIATION) OF
  INVESTMENTS, FUTURES, OPTIONS AND SWAP CONTRACTS AND
  FOREIGN CURRENCY TRANSACTIONS.............................       (58,293)            512,224
                                                                  --------          ----------
NET GAIN (LOSS) ON INVESTMENTS, FUTURES, OPTIONS AND SWAP
  CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS:..............       497,585           1,533,596
                                                                  --------          ----------
PAYMENT FROM (TO) AFFILIATE (SEE NOTE 3G IN ACCOMPANYING
  NOTES TO FINANCIAL STATEMENTS)............................            --                  --
                                                                  --------          ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS................................................      $584,397          $1,590,037
                                                                  ========          ==========

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

        HARTFORD           HARTFORD                                                                    HARTFORD
      DIVIDEND AND      INTERNATIONAL         HARTFORD           HARTFORD           HARTFORD         TOTAL RETURN
         GROWTH         OPPORTUNITIES       MONEY MARKET      SMALL COMPANY          STOCK               BOND
        HLS FUND           HLS FUND           HLS FUND           HLS FUND           HLS FUND           HLS FUND
    ----------------   ----------------   ----------------   ----------------   ----------------   ----------------
        $ 88,956           $ 31,341           $    --            $  3,571           $ 40,836           $     13
           2,090                441            52,995                 840                462            119,257
           1,479              1,102                --                 685                418                448
          (1,732)            (5,057)               --                (131)              (944)                --
        --------           --------           -------            --------           --------           --------
          90,793             27,827            52,995               4,965             40,772            119,718
        --------           --------           -------            --------           --------           --------
          16,129              4,730             2,456               3,602              6,675              5,440
           7,386              2,022             1,973               1,528              5,167              4,179
           2,003                476               425                 401                936              1,309
               1                 30                 1                   4                 11                  9
             554                152               148                 115                388                313
              53                 13                13                  11                 46                 31
             531                143               157                 120                365                291
        --------           --------           -------            --------           --------           --------
          26,657              7,566             5,173               5,781             13,588             11,572
              --                 --              (493)                 --                 --                 --
            (106)               (63)               --                 (92)              (219)                --
              (2)                (9)               (1)                 (3)               (22)               (13)
        --------           --------           -------            --------           --------           --------
            (108)               (72)             (494)                (95)              (241)               (13)
        --------           --------           -------            --------           --------           --------
          26,549              7,494             4,679               5,686             13,347             11,559
        --------           --------           -------            --------           --------           --------
          64,244             20,333            48,316                (721)            27,425            108,159
        --------           --------           -------            --------           --------           --------
         259,949            192,540                 9             120,867            451,911             (8,924)
              --                 --                --                 684                 --             (7,230)
              --                 26                --                (143)               (89)            (2,106)
        --------           --------           -------            --------           --------           --------
         259,949            192,566                 9             121,408            451,822            (18,260)
        --------           --------           -------            --------           --------           --------
         325,653               (701)               --              51,928             29,377            (61,820)
              --                 --                --                  31                 --               (670)
              --                237                --                   1                 (9)               655
        --------           --------           -------            --------           --------           --------
         325,653               (464)               --              51,960             29,368            (61,835)
        --------           --------           -------            --------           --------           --------
         585,602            192,102                 9             173,368            481,190            (80,095)
        --------           --------           -------            --------           --------           --------
              --                 --                --               3,000                 --                 --
        --------           --------           -------            --------           --------           --------
        $649,846           $212,435           $48,325            $175,647           $508,615           $ 28,064
        ========           ========           =======            ========           ========           ========

 HARTFORD SERIES FUND, INC. AND HARTFORD HLS SERIES FUND II, INC.

 STATEMENTS OF CHANGES IN NET ASSETS
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                HARTFORD                                  HARTFORD
                                                                ADVISERS                            CAPITAL APPRECIATION
                                                                HLS FUND                                  HLS FUND
                                                 --------------------------------------    --------------------------------------
                                                 FOR THE SIX-MONTH                         FOR THE SIX-MONTH
                                                   PERIOD ENDED         FOR THE YEAR         PERIOD ENDED         FOR THE YEAR
                                                   JUNE 30, 2007            ENDED            JUNE 30, 2007            ENDED
                                                    (UNAUDITED)       DECEMBER 31, 2006       (UNAUDITED)       DECEMBER 31, 2006
                                                 -----------------    -----------------    -----------------    -----------------
OPERATIONS:
  Net investment income (loss).................     $   86,812           $  194,320           $    56,441          $   110,029
  Net realized gain (loss) on investments,
    futures, options and swap contracts and
    foreign currency transactions..............        555,878              734,695             1,021,372            1,770,577
  Net unrealized appreciation (depreciation) of
    investments, futures, options and swap
    contracts and foreign currency
    transactions...............................        (58,293)             (64,033)              512,224              286,363
  Payment from (to) affiliate..................             --                6,804                    --               11,567
                                                    ----------           ----------           -----------          -----------
  Net increase (decrease) in net assets
    resulting from operations..................        584,397              871,786             1,590,037            2,178,536
                                                    ----------           ----------           -----------          -----------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income
    Class IA...................................         (6,141)            (166,222)               (7,129)            (151,317)
    Class IB...................................         (1,056)             (25,557)               (1,723)             (29,396)
  From net realized gain on investments
    Class IA...................................       (103,595)            (516,571)             (407,473)          (1,436,633)
    Class IB...................................        (17,912)             (89,064)              (97,803)            (347,480)
                                                    ----------           ----------           -----------          -----------
    Total distributions........................       (128,704)            (797,414)             (514,128)          (1,964,826)
                                                    ----------           ----------           -----------          -----------
CAPITAL SHARE TRANSACTIONS:
    Class IA
      Sold.....................................         60,114              173,052               249,348              793,724
      Issued on reinvestment of
         distributions.........................        109,736              682,793               414,602            1,587,950
      Redeemed.................................       (791,196)          (1,869,501)           (1,083,001)          (2,124,483)
                                                    ----------           ----------           -----------          -----------
    Total capital share transactions...........       (621,346)          (1,013,656)             (419,051)             257,191
                                                    ----------           ----------           -----------          -----------
    Class IB
      Sold.....................................         12,032               24,003                75,416              106,901
      Issued on reinvestment of
         distributions.........................         18,968              114,621                99,526              376,876
      Redeemed.................................       (135,824)            (262,691)             (282,498)            (508,433)
                                                    ----------           ----------           -----------          -----------
    Total capital share transactions...........       (104,824)            (124,067)             (107,556)             (24,656)
                                                    ----------           ----------           -----------          -----------
  Net increase (decrease) from capital share
    transactions...............................       (726,170)          (1,137,723)             (526,607)             232,535
                                                    ----------           ----------           -----------          -----------
  Net increase (decrease) in net assets........       (270,477)          (1,063,351)              549,302              446,245
NET ASSETS:
  Beginning of period..........................      8,460,219            9,523,570            14,557,418           14,111,173
                                                    ----------           ----------           -----------          -----------
  End of period................................     $8,189,742           $8,460,219           $15,106,720          $14,557,418
                                                    ==========           ==========           ===========          ===========
Accumulated undistributed (distribution in
  excess of) net investment income (loss)......     $   86,810           $    7,195           $    44,717          $    (2,872)
                                                    ==========           ==========           ===========          ===========
SHARES:
    Class IA
      Sold.....................................          2,602                7,509                 4,517               14,540
      Issued on reinvestment of
         distributions.........................          4,547               30,245                 7,111               30,179
      Redeemed.................................        (34,018)             (80,891)              (19,536)             (38,693)
                                                    ----------           ----------           -----------          -----------
    Total share activity.......................        (26,869)             (43,137)               (7,908)               6,026
                                                    ----------           ----------           -----------          -----------
    Class IB
      Sold.....................................            516                1,030                 1,382                1,959
      Issued on reinvestment of
         distributions.........................            780                5,036                 1,718                7,203
      Redeemed.................................         (5,780)             (11,296)               (5,129)              (9,300)
                                                    ----------           ----------           -----------          -----------
    Total share activity.......................         (4,484)              (5,230)               (2,029)                (138)
                                                    ----------           ----------           -----------          -----------

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

                                                          HARTFORD
                  HARTFORD                              INTERNATIONAL                             HARTFORD
             DIVIDEND AND GROWTH                        OPPORTUNITIES                           MONEY MARKET
                  HLS FUND                                HLS FUND                                HLS FUND
    -------------------------------------   -------------------------------------   -------------------------------------
    FOR THE SIX-MONTH                       FOR THE SIX-MONTH                       FOR THE SIX-MONTH
      PERIOD ENDED        FOR THE YEAR        PERIOD ENDED        FOR THE YEAR        PERIOD ENDED        FOR THE YEAR
      JUNE 30, 2007           ENDED           JUNE 30, 2007           ENDED           JUNE 30, 2007           ENDED
       (UNAUDITED)      DECEMBER 31, 2006      (UNAUDITED)      DECEMBER 31, 2006      (UNAUDITED)      DECEMBER 31, 2006
    -----------------   -----------------   -----------------   -----------------   -----------------   -----------------
       $   64,244          $  115,794          $   20,333          $   25,004          $   48,316          $   81,038
          259,949             538,273             192,566             238,839                   9                   1
          325,653             599,277                (464)            122,374                  --                  --
               --               4,254                  --                 314                  --                  --
       ----------          ----------          ----------          ----------          ----------          ----------
          649,846           1,257,598             212,435             386,531              48,325              81,039
       ----------          ----------          ----------          ----------          ----------          ----------
           (2,626)            (93,362)               (352)            (38,195)            (40,340)            (67,958)
             (733)            (22,067)                (84)             (4,186)             (7,976)            (13,080)
          (67,158)           (395,906)            (60,279)           (118,052)                 (7)                 (1)
          (18,292)           (113,682)            (13,631)            (28,152)                 (2)                 --
       ----------          ----------          ----------          ----------          ----------          ----------
          (88,809)           (625,017)            (74,346)           (188,585)            (48,325)            (81,039)
       ----------          ----------          ----------          ----------          ----------          ----------
          288,433             575,385             107,090             293,361             956,254           1,780,507
           69,784             489,268              60,631             156,247              40,174              68,099
         (408,437)           (859,340)           (141,133)           (260,149)           (749,558)         (1,644,009)
       ----------          ----------          ----------          ----------          ----------          ----------
          (50,220)            205,313              26,588             189,459             246,870             204,597
       ----------          ----------          ----------          ----------          ----------          ----------
           40,194              76,057              20,119              56,023             194,693             300,900
           19,025             135,749              13,715              32,338               7,944              13,111
         (146,615)           (259,525)            (46,450)            (68,392)           (142,257)           (258,125)
       ----------          ----------          ----------          ----------          ----------          ----------
          (87,396)            (47,719)            (12,616)             19,969              60,380              55,886
       ----------          ----------          ----------          ----------          ----------          ----------
         (137,616)            157,594              13,972             209,428             307,250             260,483
       ----------          ----------          ----------          ----------          ----------          ----------
          423,421             790,175             152,061             407,374             307,250             260,483
        7,275,504           6,485,329           1,978,426           1,571,052           1,878,359           1,617,876
       ----------          ----------          ----------          ----------          ----------          ----------
       $7,698,925          $7,275,504          $2,130,487          $1,978,426          $2,185,609          $1,878,359
       ==========          ==========          ==========          ==========          ==========          ==========
       $   64,244          $    3,359          $   20,373          $      476          $       --          $       --
       ==========          ==========          ==========          ==========          ==========          ==========
           12,203              26,036               6,771              19,972             956,254           1,780,507
            2,800              21,722               3,681              10,497              40,174              68,099
          (17,278)            (38,955)             (8,930)            (17,758)           (749,558)         (1,644,009)
       ----------          ----------          ----------          ----------          ----------          ----------
           (2,275)              8,803               1,522              12,711             246,870             204,597
       ----------          ----------          ----------          ----------          ----------          ----------
            1,721               3,433               1,261               3,767             194,693             300,900
               13                 181                 827               2,139               7,944              13,111
           (6,225)            (11,758)             (2,941)             (4,647)           (142,257)           (258,125)
       ----------          ----------          ----------          ----------          ----------          ----------
           (3,737)             (2,279)               (853)              1,259              60,380              55,886
       ----------          ----------          ----------          ----------          ----------          ----------


                   HARTFORD
                 SMALL COMPANY
                   HLS FUND
     -------------------------------------
     FOR THE SIX-MONTH
       PERIOD ENDED        FOR THE YEAR
       JUNE 30, 2007           ENDED
        (UNAUDITED)      DECEMBER 31, 2006
     -----------------   -----------------
        $     (721)         $    2,224
           121,408             280,208
            51,960            (107,789)
             3,000               1,839
        ----------          ----------
           175,647             176,482
        ----------          ----------
                --              (1,995)
                --                (310)
           (47,064)           (166,251)
           (12,859)            (46,960)
        ----------          ----------
           (59,923)           (215,516)
        ----------          ----------
           133,698             351,795
            47,064             168,246
          (127,303)           (372,191)
        ----------          ----------
            53,459             147,850
        ----------          ----------
            44,247             127,914
            12,859              47,270
           (44,450)            (77,994)
        ----------          ----------
            12,656              97,190
        ----------          ----------
            66,115             245,040
        ----------          ----------
           181,839             206,006
         1,443,587           1,237,581
        ----------          ----------
        $1,625,426          $1,443,587
        ==========          ==========
        $    2,279          $       --
        ==========          ==========
             6,614              17,120
             2,267               8,874
            (6,310)            (17,994)
        ----------          ----------
             2,571               8,000
        ----------          ----------
             2,239               6,160
               632               2,541
            (2,246)             (3,776)
        ----------          ----------
               625               4,925
        ----------          ----------

 HARTFORD SERIES FUND, INC. AND HARTFORD HLS SERIES FUND II, INC.

 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                HARTFORD                                  HARTFORD
                                                                 STOCK                               TOTAL RETURN BOND
                                                                HLS FUND                                  HLS FUND
                                                 --------------------------------------    --------------------------------------
                                                 FOR THE SIX-MONTH                         FOR THE SIX-MONTH
                                                   PERIOD ENDED         FOR THE YEAR         PERIOD ENDED         FOR THE YEAR
                                                   JUNE 30, 2007            ENDED            JUNE 30, 2007            ENDED
                                                    (UNAUDITED)       DECEMBER 31, 2006       (UNAUDITED)       DECEMBER 31, 2006
                                                 -----------------    -----------------    -----------------    -----------------
OPERATIONS:
  Net investment income (loss).................     $    27,425          $    65,537          $  108,159           $  185,710
  Net realized gain (loss) on investments,
    futures, options and swap contracts and
    foreign currency transactions..............         451,822              646,070             (18,260)             (23,745)
  Net unrealized appreciation (depreciation) of
    investments, futures, options and swap
    contracts and foreign currency
    transactions...............................          29,368               (4,441)            (61,835)              22,008
  Payment from (to) affiliate..................              --                5,820                  --                  107
                                                    -----------          -----------          ----------           ----------
  Net increase (decrease) in net assets
    resulting from operations..................         508,615              712,986              28,064              184,080
                                                    -----------          -----------          ----------           ----------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income
    Class IA...................................          (3,641)             (57,414)             (3,076)            (146,134)
    Class IB...................................            (611)              (7,809)             (1,022)             (46,861)
  From net realized gain on investments
    Class IA...................................         (90,665)            (250,786)                 --                 (400)
    Class IB...................................         (15,397)             (42,418)                 --                 (149)
                                                    -----------          -----------          ----------           ----------
    Total distributions........................        (110,314)            (358,427)             (4,098)            (193,544)
                                                    -----------          -----------          ----------           ----------
CAPITAL SHARE TRANSACTIONS:
    Class IA
      Sold.....................................          56,243              162,487             329,211              692,109
      Issued on reinvestment of
         distributions.........................          94,306              308,200               3,076              146,535
      Redeemed.................................        (511,552)          (1,065,093)           (163,935)            (533,586)
                                                    -----------          -----------          ----------           ----------
    Total capital share transactions...........        (361,003)            (594,406)            168,352              305,058
                                                    -----------          -----------          ----------           ----------
    Class IB
      Sold.....................................          11,713               33,536              83,939              114,885
      Issued on reinvestment of
         distributions.........................          16,008               50,227               1,022               47,010
      Redeemed.................................         (86,133)            (144,888)            (85,674)            (189,475)
                                                    -----------          -----------          ----------           ----------
    Total capital share transactions...........         (58,412)             (61,125)               (713)             (27,580)
                                                    -----------          -----------          ----------           ----------
  Net increase (decrease) from capital share
    transactions...............................        (419,415)            (655,531)            167,639              277,478
                                                    -----------          -----------          ----------           ----------
  Net increase (decrease) in net assets........         (21,114)            (300,972)            191,605              268,014
NET ASSETS:
  Beginning of period..........................       5,256,803            5,557,775           4,081,729            3,813,715
                                                    -----------          -----------          ----------           ----------
  End of period................................     $ 5,235,689          $ 5,256,803          $4,273,334           $4,081,729
                                                    ===========          ===========          ==========           ==========
Accumulated undistributed (distribution in
  excess of) net investment income (loss)......     $    27,425          $     4,252          $  108,700           $    4,639
                                                    ===========          ===========          ==========           ==========
SHARES:
    Class IA
      Sold.....................................           1,034                3,194              28,996               61,030
      Issued on reinvestment of
         distributions.........................           1,632                5,888                 272               13,029
      Redeemed.................................          (9,362)             (20,812)            (14,431)             (47,107)
                                                    -----------          -----------          ----------           ----------
    Total share activity.......................          (6,696)             (11,730)             14,837               26,952
                                                    -----------          -----------          ----------           ----------
    Class IB
      Sold.....................................             215                  656               7,432               10,191
      Issued on reinvestment of
         distributions.........................             278                  962                  91                4,198
      Redeemed.................................          (1,572)              (2,835)             (7,574)             (16,792)
                                                    -----------          -----------          ----------           ----------
    Total share activity.......................          (1,079)              (1,217)                (51)              (2,403)
                                                    -----------          -----------          ----------           ----------

The accompanying notes are an integral part of these financial statements.

                      (This page intentionally left blank)

 HARTFORD SERIES FUND, INC.

 NOTES TO FINANCIAL STATEMENTS
 JUNE 30, 2007 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

1.   ORGANIZATION:

    The Hartford HLS Funds serve as underlying investment options for certain variable annuity and variable life insurance separate accounts of Hartford Life Insurance Company ("HLIC") and its affiliates and certain qualified retirement plans. Certain Hartford HLS Funds may also serve as underlying investment options for certain variable annuity and variable life insurance separate accounts of other insurance companies. Owners of variable annuity contracts and policyholders of variable life insurance contracts may choose the funds permitted in the accompanying variable insurance contract prospectus. In addition, participants in certain qualified retirement plans may choose the funds permitted by their plans.

    Hartford Series Fund, Inc. is comprised of twenty-six portfolios, each a "Fund" or together the "Funds", (eight are included in these financial statements; they are Hartford Advisers HLS Fund, Hartford Capital Appreciation HLS Fund, Hartford Dividend and Growth HLS Fund, Hartford International Opportunities HLS Fund, Hartford Money Market HLS Fund, Hartford Small Company HLS Fund, Hartford Stock HLS Fund and Hartford Total Return Bond HLS Fund) (the Companies). The Companies are organized under the laws of the State of Maryland and are registered with the Securities and Exchange Commission (SEC) under the Investment Company Act of 1940 ("1940 Act"), as amended, as diversified open-end management investment companies.

    Each Fund is divided into Class IA and IB shares. Each class is offered at net asset value without a sales charge and is subject to the same expenses, except that the Class IB shares are subject to distribution fees charged pursuant to Distribution and Service Plans. Distribution and Service Plans have been adopted in accordance with Rule 12b-1 of the 1940 Act.

    Indemnifications: Under the Companies' organizational documents, their directors and officers are indemnified against certain liabilities arising out of the performance of their duties to the Companies. In addition, the Companies, on behalf of the Funds, enter into contracts that contain a variety of indemnifications. The Funds' maximum exposure under these arrangements is unknown. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

2.   SIGNIFICANT ACCOUNTING POLICIES:

    The following is a summary of significant accounting policies of the Funds, which are in accordance with U.S. generally accepted accounting principles in the investment company industry:

    a) Security Transactions -- Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Security gains and losses are determined on the basis of identified cost. Trade date for senior floating rate interests purchased in the primary market is considered the date on which the loan allocations are determined. Trade date for senior floating rate interests purchased in the secondary market is the date on which the transaction is entered into.

    b) Security Valuation and Investment Income -- Except for Hartford Money Market HLS Fund, the Funds generally use market prices in valuing portfolio securities. If market quotations are not readily available or are deemed unreliable, a Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of that Fund's Board of Directors. Market prices may be deemed unreliable, for example, if a security is thinly traded or if an event has occurred after the close of the exchange on which a portfolio security is principally traded but before the close of the New York Stock Exchange (the "Exchange") (normally 4:00 p.m. Eastern Time, referred to as the "Valuation Time") that is expected to affect the value of the portfolio security. The circumstances in which a Fund may use fair value pricing include, among others: (i) the occurrence of events that are significant to a particular issuer, such as mergers, restructuring or defaults; (ii) the occurrence of events that are significant to an entire market, such as natural disasters in a particular region or governmental actions; (iii) trading restrictions on securities; (iv) thinly traded securities and (v) market events such as trading halts and early market closings. In addition, with respect to the valuation of securities principally traded on foreign markets, each Fund uses a fair value pricing service approved by that Fund's Board of Directors which employs quantitative models to adjust for "stale" prices caused by the movement of other markets and other factors occurring after the close of the foreign markets but before the close of the Exchange. Securities that are principally traded on foreign markets may trade on days that are not business days of the Funds. Because the NAV of each Fund's shares is determined only on business days of the Funds, the value of the portfolio securities of a Fund that invests in foreign securities may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Funds may cause the net asset value of their respective shares to differ significantly from the net asset value that would have been calculated using market prices at the close of the exchange on which a portfolio security is principally traded but before the close of the Exchange. There can be no assurance that any Fund could obtain the fair value assigned to a security if the Fund were to sell the security at approximately the time at which that Fund determines its NAV per share.

        Debt securities (other than short-term investments and senior floating rate interests), held by the Fund are valued on the basis of valuations furnished by an unaffiliated pricing service which determines valuations for normal institutional size trading units of debt securities. Senior floating rate interests generally trade in over-the-counter markets and are priced through an unaffiliated pricing service utilizing independent market quotations from loan dealers of financial institutions. Securities for which prices are not available from an independent pricing service, but where an active market exists, are valued using market quotations obtained from one or more dealers that make markets in the securities or from a widely-used quotation system in accordance with procedures established by that Fund's Board of Directors. Generally, each Fund may use fair valuation in regards to debt securities when a Fund holds defaulted or distressed securities or securities in a company in which reorganization is pending. Short-term investments with a maturity of more than 60 days when purchased are valued based on market quotations until the remaining days to maturity become less than 61 days. Hartford Money Market HLS Fund's investments and investments that mature in 60 days or less are valued at amortized cost, which approximates market value.

--------------------------------------------------------------------------------

        Exchange traded equity securities shall be valued at the last reported sale price on the exchange or market on which the security is primarily traded (the "Primary Market") at the Valuation Time. If the security did not trade on the Primary Market, it may be valued at the Valuation Time at the last reported sale price on another exchange where it trades. The value of an equity security not traded on any exchange but traded on the Nasdaq Stock Market, Inc. System ("Nasdaq") or another over-the-counter ("OTC") market shall be valued at the last reported sale price or official closing price on the exchange or market on which the security is traded as of the Valuation Time. If it is not possible to determine the last reported sale price or official closing price on the relevant exchange or market at the Valuation Time, the value of the security shall be taken to be the most recent bid quotation on such exchange or market at the Valuation Time.

        Securities of foreign issuers and non-dollar securities are translated from the local currency into U.S. dollars using prevailing exchange rates.

        Options contracts on securities, currencies, indexes, futures contracts, commodities and other instruments shall be valued at their most recent sales price at the Valuation Time on the Primary Market on which the instrument is traded. If the instrument did not trade on the Primary Market, it may be valued at the most recent sales price at the Valuation Time on another exchange or market where it did trade.

        Futures contracts shall be valued at the final settlement price reported by the applicable futures exchange. If there were no trades as of the valuation day, then the contract shall be valued at the closing bid price as of the Valuation Time.

        Financial instruments for which prices are not available from an independent pricing service, but where an active market exists, are valued using market quotations obtained from one or more dealers that make markets in securities or from a widely-used quotation system in accordance with procedures established by that Fund's Board of Directors.

        A forward currency contract shall be valued based on the price of the underlying currency at the prevailing interpolated exchange rate, which is a combination of the spot currency rate and the forward currency rate. Spot currency rates and forward currency rates are obtained from an independent pricing service on a daily basis not more than one hour before the Valuation Time. In the event that the applicable pricing service cannot provide the spot currency rates and forward currency rates in a timely fashion, such rates may be obtained from a widely-used quotation system in accordance with procedures established by that Fund's Board of Directors.

        Swaps and other derivative or contractual type instruments shall be valued using market prices if such instruments trade on an exchange or market. If such instruments do not trade on an exchange or market, such instruments shall be valued at a price at which the counterparty to such contract would repurchase the instrument. In the event that the counterparty cannot provide a price, such valuation may be determined in accordance with procedures established by the Fund's Board of Directors.

        Dividend income is accrued as of the ex-dividend date, except that certain dividends for foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the dividend in the exercise of reasonable diligence. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis. Income and capital gain distributions from Underlying Funds are recorded on ex-dividend date.

    c) Foreign Currency Transactions -- The accounting records of the Funds are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at the prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

        The Funds do not isolate that portion of portfolio security valuation resulting from fluctuations in the foreign currency exchange rates on portfolio securities from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included within the net realized and unrealized gain or loss on investments in the accompanying financial statements.

        Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

    d) Securities Lending -- The Funds, except for Hartford Money Market HLS Fund, may lend their securities to certain qualified brokers who pay these Funds negotiated lender fees. The loans are collateralized at all times with cash, which is then invested in short-term money market instruments or U.S. government securities with a market value at least equal to the market value of the securities on loan. The adequacy of the collateral for securities on loan is monitored on a daily basis. For instances where the market value of collateral falls below the market value of the securities out on loan, such collateral is supplemented on the following day. As with other extensions of credit, these Funds may bear the risk of delay in recovery of loaned securities or even loss of rights in the collateral should the borrower of the securities fail financially.

    e) Joint Trading Account -- Pursuant to an exemptive order issued by the SEC, the Funds may transfer uninvested cash balances into a joint trading account managed by Hartford Investment Management Company ("Hartford Investment Management"), a wholly-owned subsidiary of The Hartford Financial Services Group, Inc., ("The Hartford") or Wellington Management Company LLP ("Wellington"). These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

    f) Repurchase Agreements -- A repurchase agreement is an agreement by which the seller of a security agrees to repurchase the security sold at a mutually agreed upon time and price. At the time the Funds enter into a repurchase agreement, the value of the underlying collateral security(ies), including accrued interest, will be equal to or exceed the value of the repurchase agreement. Securities that serve to collateralize the repurchase agreement are held by each Fund's custodian in book entry or physical form in the custodial account of the Funds or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest receivable.

 HARTFORD SERIES FUND, INC.

 JUNE 30, 2007 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

    g) Reverse Repurchase Agreements -- Each Fund, except Hartford Index HLS Fund, may also enter into reverse repurchase agreements. Reverse repurchase agreements involve sales by a Fund of portfolio assets concurrently with an agreement by a Fund to repurchase the same assets at a later date at a fixed price. Reverse repurchase agreements carry the risk that the market value of the securities which a Fund is obligated to repurchase may decline below the repurchase price. A reverse repurchase agreement is viewed as a collateralized borrowing by a Fund. Borrowing magnifies the potential for gain or loss on the portfolio securities of a Fund and, therefore, increases the possibility of fluctuation in a Fund's net asset value. None of the Funds had outstanding reverse repurchase agreements as of June 30, 2007.

    h) Futures and Options Transactions -- Certain Funds may invest in futures contracts and options contracts in order to gain exposure to or protect against changes in the market. A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date. When the Funds enter into futures contracts, they are required to deposit with futures commission merchant an amount of "initial margin" of cash, commercial paper or U.S. Treasury Bills. Subsequent payments, called maintenance margin, to and from the broker, are made on a daily basis as the price of the underlying security fluctuates, making the long and short positions in the futures contract more or less valuable (i.e., mark-to-market), which results in an unrealized gain or loss to the Funds.

        At any time prior to the expiration of the futures contract, a Fund may close the position by taking an opposite position, which would effectively terminate the position in the futures contract. A final determination of maintenance margin is then made, additional cash is required to be paid by or released to the Funds and the Funds realize a gain or loss. Certain Funds, as shown in the Schedule of Investments, had outstanding futures contracts as of December 31, 2006.

        The use of futures contracts involve elements of market risk, which may exceed the amounts recognized in the Statements of Assets and Liabilities. Changes in the value of the futures contracts may decrease the effectiveness of the Funds' strategies and potentially result in loss. Certain Funds, as shown in the Schedule of Investments, had outstanding futures contracts as of December 31, 2006.

        The premium paid by a Fund for the purchase of a call or put option is included in the Funds' Statements of Assets and Liabilities as an investment and subsequently "marked-to-market" through net unrealized appreciation (depreciation) of options to reflect the current market value of the option as of the end of the reporting period.

        The Funds may write covered options. "Covered" means that so long as the Fund is obligated as the writer of an option, it will own either the underlying securities or currency or an option to purchase or sell the same underlying securities or currency having an expiration date of the covered option and an exercise price equal to or less than the exercise price of the covered option, or will establish or maintain with its custodian for the term of the option a "segregated account" consisting of cash or other liquid securities having a value equal to or greater than the fluctuating market value of the option securities or currencies. A Fund receives a premium for writing a call or put option, which is recorded on the Statements of Assets and Liabilities. There is a risk loss from a change in value of such options, which may exceed the related premiums received. Transactions involving written option contracts for the Funds during the year ended December 31, 2006, are summarized below:

                                                     HARTFORD CAPITAL
                                                   APPRECIATION HLS FUND
                                                 OPTION CONTRACTS ACTIVITY
                                                   DURING THE SIX-MONTH
                                                PERIOD ENDED JUNE 30, 2007
                                                ---------------------------
                                                 NUMBER OF         PREMIUM
        CALL OPTIONS WRITTEN DURING THE PERIOD   CONTRACTS         AMOUNTS
        --------------------------------------  -----------        --------
        Beginning of the period........               --           $    --
        Written........................            4,596             1,055
        Expired........................               --                --
        Closed.........................           (4,596)           (1,055)
        Exercised......................               --                --
        End of Period..................               --           $    --

    i) Forward Foreign Currency Contracts -- At June 30, 2007, certain Funds, as shown in the Schedules of Investments, entered into forward foreign currency contracts that obligate the Funds to repurchase/replace or sell currencies at specified future dates. The Funds enter into forward foreign currency contracts to hedge against adverse fluctuations in exchange rates between currencies.

        Forward contracts involve elements of market risk in excess of the amount reflected in the Statement of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar.

    j) Indexed Securities -- The Funds may invest in indexed securities whose values are linked to changes in interest rates, indices, or other underlying instruments. The Funds use these securities to increase or decrease their exposure to different underlying instruments and to gain exposure to markets that might be difficult to invest in using conventional securities. Indexed securities may be more volatile than their underlying instruments, but any loss is limited to the amount of the original investment and there may be a limit to the potential appreciation of the investment. Certain Funds had investments in indexed securities, as of June 30, 2007, as shown in the Schedule of Investments under Exchange Traded Funds.

    k) (1) Federal Income Taxes -- For federal income tax purposes, the Funds intend to continue to qualify as regulated investment companies under Subchapter M of the Internal Revenue Code (IRC) by distributing substantially all of their taxable net investment income and net realized capital gains to their shareholders or otherwise complying with the requirements of regulated investment companies. Accordingly, no provision

--------------------------------------------------------------------------------

       for federal income taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

    k) (2) The tax character of distributions paid for the periods indicated is as follows (as adjusted for dividends payable):

                                                                  FOR THE PERIOD ENDED              FOR THE PERIOD ENDED
                                                                   DECEMBER 31, 2006                  DECEMBER 31, 2005
                                                                ------------------------    -------------------------------------
                                                                ORDINARY     LONG-TERM      ORDINARY     LONG-TERM      RETURN OF
        FUND                                                     INCOME     CAPITAL GAIN     INCOME     CAPITAL GAIN     CAPITAL
        ----                                                    --------    ------------    --------    ------------    ---------
        Hartford Advisers HLS Fund............................  $515,345     $  282,069     $471,157     $  250,471     $138,672
        Hartford Capital Appreciation HLS Fund................   787,497      1,177,329      340,357      1,659,106           --
        Hartford Dividend and Growth HLS Fund.................   138,240        486,777      149,221        242,256           --
        Hartford International Opportunities HLS Fund.........   109,112         79,473           --             --           --
        Hartford Money Market HLS Fund........................    81,039             --       45,001             --           --
        Hartford Stock HLS Fund...............................   128,118        230,309      102,907             --           --
        Hartford Total Return Bond HLS Fund...................   192,995            549      286,964         11,752           --

        As of December 31, 2006, the components of distributable earnings (deficit) on tax basis were as follows:

                                                                                                                TOTAL
                                      UNDISTRIBUTED    UNDISTRIBUTED     ACCUMULATED       UNREALIZED       DISTRIBUTABLE
                                        ORDINARY         LONG-TERM      CAPITAL GAINS     APPRECIATION        EARNINGS
        FUND                             INCOME        CAPITAL GAIN       (LOSSES)*      (DEPRECIATION)@      (DEFICIT)
        ----                          -------------    -------------    -------------    ---------------    -------------
        Hartford Advisers HLS
          Fund......................     $76,281          $52,423         $     --         $  426,510        $  555,214
        Hartford Capital
          Appreciation HLS Fund.....      81,234          433,398               --          2,462,262         2,976,894
        Hartford Dividend and Growth
          HLS Fund..................      21,396           67,413               --          1,517,063         1,605,872
        Hartford International
          Opportunities HLS Fund....      15,677           58,669           (5,720)           297,213           365,839
        Hartford Small Company HLS
          Fund......................      26,151           33,773               --            138,496           198,420
        Hartford Stock HLS Fund.....      52,671           57,643               --            365,274           475,588
        Hartford Total Return Bond
          HLS Fund..................       4,098               --          (40,586)              (475)          (36,963)

          * Certain Funds had capital loss carryforwards that are identified in
            Note 2 (k) (4).
         @ The differences between book-basis and tax-basis unrealized appreciation (depreciation) are attributable primarily to the tax deferral of losses on wash sales, the mark-to-market adjustment for certain derivatives in accordance with IRC Sec. 1256, the mark-to-market for Passive Foreign Investment Companies and basis differences in real estate investment trusts.

    k) (3) Reclassification of Capital Accounts: -- In accordance with American Institute of Certified Public Accountants Statement of Position 93-2, Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies, the Funds have recorded several reclassifications in their capital accounts. These reclassifications had no impact on the net asset value per share of the Funds and are designed generally to present accumulated undistributed (distribution in excess of) net investment income and accumulated net realized gains (losses) on investments on a tax basis which is considered to be more informative to the shareholder. The reclassifications are a result of permanent differences between GAAP and tax accounting for such items as foreign currency, distributions representing a return of capital, class action settlements received, expiration of capital loss carryforwards and net operating losses that reduce capital gain distribution requirements. Adjustments are made to reflect the impact these have on current and future distributions to shareholders. Therefore, the source of the Funds' distributions may be shown in the accompanying Statements of Changes in Net Assets as from net investment income, from net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended December 31, 2006, the Funds recorded the following reclassifications to increase (decrease) the accounts listed below:

                                                                      UNDISTRIBUTED      ACCUMULATED
                                                                       ACCUMULATED       NET REALIZED
                                                                      NET INVESTMENT    GAIN (LOSS) ON
        FUND                                                          INCOME (LOSS)      INVESTMENTS      PAID-IN-CAPITAL
        ----                                                          --------------    --------------    ---------------
        Hartford Advisers HLS Fund..................................     $ 2,798           $ (2,798)            $--
        Hartford Capital Appreciation HLS Fund......................      62,578            (62,578)            --
        Hartford Dividend and Growth HLS Fund.......................        (340)               340             --
        Hartford International Opportunities HLS Fund...............       1,059             (1,084)            25
        Hartford Small Company HLS Fund.............................        (559)               559             --
        Hartford Stock HLS Fund.....................................       1,327             (1,328)             1
        Hartford Total Return Bond HLS Fund.........................      (1,269)             1,269             --

 HARTFORD SERIES FUND, INC.

 JUNE 30, 2007 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

    k) (4) Capital Loss Carryforward: -- At December 31, 2006 (tax year-end), the following Funds had capital loss carryforwards for U.S. Federal income tax purposes of approximately:

                                                                                         YEAR OF EXPIRATION
                                                                    -------------------------------------------------------------
        FUND                                                        2008     2009      2010     2011    2012     2013      TOTAL
        ----                                                        ----    ------    ------    ----    ----    -------    ------
        Hartford International Opportunities HLS Fund.............  $826    $3,848    $1,046     $--     $--    $    --    $5,720
        Hartford Total Return Bond HLS Fund.......................    --        --        --     --      --      40,586    40,586

        Based on certain provisions in the Internal Revenue Code, various limitations regarding the future utilization of the Hartford International Opportunities HLS Fund and Hartford Total Return Bond HLS Fund, carryforwards may apply.

    l) Fund Share Valuation and Distributions to Shareholders -- Orders for the Funds' shares are executed in accordance with the investment instructions of the contract holders or plan participants. The net asset value of each Fund's shares is determined as of the close of each business day of the Exchange. The net asset value per share is determined separately for each class of each Fund by dividing the Fund's net assets attributable to that class by the number of shares of the class outstanding. Orders for the purchase of a Fund's shares received by an insurance company or plan prior to the close of the Exchange on any day on which the Exchange is open for business are priced at the per-share net asset value determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined per-share net asset value.

        Dividends are declared pursuant to a policy adopted by the Funds' Board of Directors based upon the investment performance of the respective Funds. The policy of all Funds except Hartford Money Market HLS Fund is to pay dividends from net investment income and distribute realized capital gains, if any, at least once a year.

        Hartford Money Market HLS Fund seeks to maintain a stable net asset value per share of $1.00 by declaring a daily dividend from net investment income, including net short-term capital gains and losses, and by valuing its investments using the amortized cost method. Dividends are declared daily and distributed monthly.

        Distributions from net investment income, net realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles with respect to character and timing. These differences include the treatment of non-taxable dividends, expiring capital loss carryforwards, foreign currency gains and losses, losses deferred due to wash sales and excise tax regulations. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund's capital accounts (see Note 2 (k) (3)).

    m) Illiquid and Restricted Securities -- Each Fund is permitted to invest up to 15% of its net assets in illiquid securities, except for Hartford Money Market HLS Fund, which may invest up to 10% in such securities. "Illiquid Securities" are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine a Fund's net asset value per share. A Fund may not be able to sell illiquid securities or other investments when its sub-adviser considers it desirable to do so or may have to sell such securities or investments at a price that is lower than the price that could be obtained if the securities or investments were more liquid. A sale of illiquid securities or other investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid securities and investments also may be more difficult to value, due to the unavailability of reliable market quotations for such securities or investments, and investments in them may have an adverse impact on net asset value. Each Fund may also purchase certain restricted securities, that can be resold to institutions and which may be determined to be liquid pursuant to policies and guidelines established by that Fund's Board of Directors.

    n)  Securities Purchased on a When-Issued or Delayed-Delivery
        Basis -- Delivery and payment for securities that have been purchased by the Funds on a forward commitment or when-issued or delayed-delivery basis take place beyond the customary settlement period. During this period, such securities are subject to market fluctuations, and the Funds identify securities segregated in their records with value at least equal to the amount of the commitment. As of June 30, 2007, the Funds entered into outstanding when-issued or forward commitments as follows:

        FUND                                                           AMOUNT
        ----                                                          --------
        Hartford Advisers HLS Fund..................................  $143,759
        Hartford Total Return Bond HLS Fund.........................  $996,510

    o) Credit Risk -- Credit risk depends largely on the perceived financial health of bond issuers. In general, lower rated bonds have higher credit risk. High yield bond prices can fall on bad news about the economy, an industry or a company. The share price, yield and total return of a fund which holds securities with higher credit risk may fluctuate more than with less aggressive bond funds.

    p) Senior Floating Rate Interests -- Certain Funds, as shown in the Schedules of Investments, may invest in interests in senior floating rate interests. Senior floating rate interests hold the most senior position in the capital structure of a business entity (the "Borrower"), are typically secured by specific collateral, and have a claim in the assets and/or stock of the Borrower that is senior to that held by subordinated debtholders and stockholders of the Borrower. Senior floating rate interests are typically structured and administered by a financial institution that acts as the agent of the lenders participating in the senior floating rate interest. Senior floating rate interests are rated below-investment-grade, which suggests they are more likely to default than investment-grade loans. A default could lead to non-payment of income which would result in a reduction of income to the Fund and there can be no assurance that the liquidation of any collateral would satisfy the Borrower's obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated.

--------------------------------------------------------------------------------

    q) Prepayment Risks -- Most senior floating rate interests and certain debt securities allow for prepayment of principal without penalty. Senior floating rate interests and securities subject to prepayment risk generally offer less potential for gains when interest rates decline, and may offer a greater potential for loss when interest rates rise. In addition, with respect to securities, rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the security and making the security more sensitive to interest rate changes. Prepayment risk is a major risk of mortgage-backed securities and certain asset-backed securities. Accordingly, the potential for the value of a senior floating rate interest or securities to increase in response to interest rate declines is limited. For certain asset-backed securities the actual maturity may be less than the stated maturity shown in the Schedules of Investments. As a result, the timing of income recognition relating to these securities may vary based upon actual maturity. Senior floating rate interests or debt securities purchased to replace a prepaid loan or a debt security may have lower yields than the yield on the prepaid loan or debt security.

        Senior floating rate interests generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for the Borrower to repay, prepayments of senior floating rate interests may occur. As a result, the actual remaining maturity of senior loans held may be substantially less than the stated maturities shown in the Schedules of Investments.

    r) Use of Estimates -- Preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Operating results in the future could vary from the amounts derived from management's estimates.

    s) Swaps -- Certain Funds may enter into event linked swaps, including credit default swaps. The credit default swap market allows a Fund to manage credit risk through buying and selling credit protection on a specific issuer, an index, or a basket of issuers. The transactions are documented through swap documents. A "buyer" of credit protection agrees to pay a counterparty to assume the credit risk of an issuer upon the occurrence of certain events. The "seller" of the protection receives periodic payments and agrees to assume the credit risk of an issuer upon the occurrence of certain events. A "seller's" exposure is limited to the total notional amount of the credit default swap contract. A Fund will generally not buy protection on issuers that are not currently held by such Fund.

        Certain Funds may enter into interest rate swaps. In a typical interest rate swap, one party agrees to make regular payments equal to a floating interest rate multiplied by a "notional principal amount," in return for payments equal to a fixed rate multiplied by the same amount, for a specific period of time. If a swap agreement provides for payments in different currencies, the parties might agree to exchange the notional principal amount as well. Swaps may also depend on other prices or rates, such as the value of an index or mortgage prepayment rates. Certain Funds, as shown in the Schedules of Investments, had outstanding credit default swaps as of June 30, 2007.

    t) Financial Accounting Standards Board Interpretation No. 48 -- On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" ("FIN 48"). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing a Funds' tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of no later than June 29, 2007.

    u) Financial Accounting Standards Board Financial Accounting Standards No. 157 -- In September 2006, FASB Issued Statement on Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"). This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. FAS 157 is effective for the Funds' financial statements issued after December 31, 2007. As of December 31, 2006, the Funds do not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain measurements reported in the Statements of Operations for a fiscal period.

3.  EXPENSES:

    a) Investment Management and Advisory Agreements -- HL Investment Advisors, LLC ("HL Advisors") an indirect wholly-owned subsidiary of The Hartford, serves as investment manager to the Funds pursuant to investment management agreements approved by each Fund's Board of Directors and shareholders, as applicable.

        The schedule below reflects the rates of compensation paid to HL Advisors for services rendered, a portion of which is used to compensate the sub-advisers. Investment management and advisory fees are accrued daily and paid monthly.

 HARTFORD SERIES FUND, INC.

 JUNE 30, 2007 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                       HARTFORD MONEY MARKET HLS FUND (1)

AVERAGE DAILY NET ASSETS                                             ANNUAL RATE
------------------------                                             -----------
On first $2 billion................................................     0.250%
On next $3 billion.................................................     0.200%
On next $5 billion.................................................     0.180%
Over $10 billion...................................................     0.170%

                            HARTFORD STOCK HLS FUND

AVERAGE DAILY NET ASSETS                                             ANNUAL RATE
------------------------                                             -----------
On first $250 million..............................................     0.325%
On next $250 million...............................................     0.300%
On next $500 million...............................................     0.275%
Over $1 billion....................................................     0.250%

(1) Effective January 1, 2007, HL Advisors voluntarily agreed to waive management fees of 0.05% of average total net assets until December 31, 2007.

                    HARTFORD CAPITAL APPRECIATION HLS FUND,
                   HARTFORD DIVIDEND AND GROWTH HLS FUND AND
                 HARTFORD INTERNATIONAL OPPORTUNITIES HLS FUND

AVERAGE DAILY NET ASSETS                                             ANNUAL RATE
------------------------                                             -----------
On first $250 million..............................................     0.575%
On next $250 million...............................................     0.525%
On next $500 million...............................................     0.475%
Over $1 billion....................................................     0.425%

                      HARTFORD TOTAL RETURN BOND HLS FUND

AVERAGE DAILY NET ASSETS                                             ANNUAL RATE
------------------------                                             -----------
On first $250 million..............................................     0.325%
On next $250 million...............................................     0.300%
On next $500 million...............................................     0.275%
On next $4 billion.................................................     0.250%
On next $5 billion.................................................     0.230%
Over $10 billion...................................................     0.220%

                           HARTFORD ADVISERS HLS FUND

AVERAGE DAILY NET ASSETS                                             ANNUAL RATE
------------------------                                             -----------
On first $250 million..............................................     0.480%
On next $250 million...............................................     0.455%
On next $500 million...............................................     0.445%
Over $1 billion....................................................     0.395%

                        HARTFORD SMALL COMPANY HLS FUND

AVERAGE DAILY NET ASSETS                                             ANNUAL RATE
------------------------                                             -----------
On first $250 million..............................................     0.575%
On next $250 million...............................................     0.525%
On next $500 million...............................................     0.475%
On next $500 million...............................................     0.400%
Over $1 billion....................................................     0.350%

        Pursuant to sub-advisory agreements between HL Advisors and Wellington, Wellington provides the day-to-day investment management services to the Hartford Advisers HLS Fund, Hartford Capital Appreciation HLS Fund, Hartford Dividend and Growth HLS Fund, Hartford International Opportunities HLS Fund, Hartford Small Company HLS Fund and Hartford Stock HLS Fund.

        Pursuant to investment services agreements between HL Advisors and Hartford Investment Management, Hartford Investment Management provides the day-to-day investment management services to Hartford Money Market HLS Fund, Hartford Small Company HLS Fund and Hartford Total Return Bond HLS Fund.

        Wellington and Hartford Investment Management determine the purchase and sale of portfolio securities and place such orders for execution in the name of the respective Fund. In conjunction with their investment activity, Wellington and Hartford Investment Management furnish reports to the Funds' Board of Directors concerning economic forecasts, investment strategy, portfolio activity and performance of the Funds.

    b) Administrative Services Agreement -- Under the Administrative Services Agreement between HLIC and each of the following Funds; Hartford Advisers HLS Fund, Hartford Capital Appreciation HLS Fund, Hartford Dividend and Growth HLS Fund, Hartford International Opportunities HLS Fund, Hartford Money Market HLS Fund, Hartford Small Company HLS Fund, Hartford Stock HLS Fund and Hartford Total Return Bond HLS Fund, HLIC provides administrative services to the Funds and receives monthly compensation at the annual rate of 0.20% of each Fund's average daily net assets. The Funds assume and pay certain other expenses (including, but not limited to, accounting, custodian, state taxes and directors'
        fees). Directors' fees represent remuneration paid or accrued to directors not affiliated with HLIC or any other related company. The Funds' administrative services fees are accrued daily and monthly.

    c) Accounting Services Agreement -- Under the Fund Accounting Agreement between HLIC and Hartford Advisers HLS Fund, Hartford Capital Appreciation HLS Fund, Hartford Dividend and Growth HLS Fund, Hartford International Opportunities HLS Fund, Hartford Money Market HLS Fund, Hartford Small Company HLS Fund, Hartford Stock HLS Fund and Hartford Total Return Bond HLS Fund, HLIC provides accounting services to the Funds and receives monthly compensation at the annual rate of 0.015% of each Fund's average daily net assets. The Funds' accounting services fees are accrued daily and paid monthly.

        Under the Fund Accounting Agreement between HLIC, HL Investment Advisors, LLC ("HLIA") and Hartford HLS Series Fund II, Inc., Hartford Life provides accounting to the Funds and HLIA pays Hartford Life monthly compensation based on cost reimbursement.

    d) Other Related Party Transactions -- The Hartford provided certain legal services to the Funds, for which the Funds were charged $41 for the six-month period ended June 30, 2007. Certain officers of the Funds are Directors and/or officers of HIFSCO, Hartford Investment

--------------------------------------------------------------------------------

       Management and /or The Hartford or its subsidiaries. For the six-month period ended June 30, 2007, a portion of the Fund's chief compliance officer's salary was paid by the Fund in the amount of $68.

    e) Operating Expenses -- Allocable expenses of the Funds are charged to each Fund based on the ratio of the average net assets of each Fund to the combined average net assets of the Funds. Non-allocable expenses are charged to each Fund based on specific identification.

    f) Fees Paid Indirectly -- The Funds have entered into agreements with State Street Global Markets, LLC and Frank Russell Securities, Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of the Funds' expenses. In addition, the Funds' custodian bank has also agreed to reduce its fees when the Funds maintain cash on deposit in the non-interest-bearing custody account. For the six-month period ended June 30, 2007, these amounts are included in the Statements of Operations.

        The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction to fees paid indirectly. Had the fees paid indirectly been included, the annualized ratio for periods listed below would have been as follows:

                                      FOR THE SIX-MONTHS
                                            ENDED             FOR THE YEAR ENDED      FOR THE YEAR ENDED      FOR THE YEAR ENDED
                                        JUNE 30, 2007         DECEMBER 31, 2006       DECEMBER 31, 2005       DECEMBER 31, 2004
                                     --------------------    --------------------    --------------------    --------------------
                                      RATIO OF EXPENSES       RATIO OF EXPENSES       RATIO OF EXPENSES       RATIO OF EXPENSES
                                        TO AVERAGE NET          TO AVERAGE NET          TO AVERAGE NET          TO AVERAGE NET
                                         ASSETS AFTER            ASSETS AFTER            ASSETS AFTER            ASSETS AFTER
                                     WAIVERS AND OFFSETS     WAIVERS AND OFFSETS     WAIVERS AND OFFSETS     WAIVERS AND OFFSETS
                                     --------------------    --------------------    --------------------    --------------------
        FUND                         CLASS IA    CLASS IB    CLASS IA    CLASS IB    CLASS IA    CLASS IB    CLASS IA    CLASS IB
        ----                         --------    --------    --------    --------    --------    --------    --------    --------
        Hartford Advisers HLS
          Fund.....................    0.63%       0.88%       0.62%       0.87%       0.64%       0.89%       0.66%       0.91%
        Hartford Capital
          Appreciation HLS Fund....    0.66        0.91        0.66        0.91        0.67        0.92        0.67        0.92
        Hartford Dividend and
          Growth HLS Fund..........    0.67        0.92        0.66        0.91        0.66        0.91        0.67        0.92
        Hartford International
          Opportunities
          HLS Fund.................    0.70        0.95        0.73        0.98        0.74        0.99        0.74        0.99
        Hartford Money Market HLS
          Fund.....................    0.43        0.68        0.48        0.73        0.49        0.74        0.48        0.73
        Hartford Small Company HLS
          Fund.....................    0.70        0.95        0.70        0.95        0.71        0.96        0.70        0.95
        Hartford Stock HLS Fund....    0.49        0.74        0.47        0.72        0.48        0.73        0.48        0.73
        Hartford Total Return Bond
          HLS Fund.................    0.49        0.74        0.49        0.74        0.50        0.75        0.50        0.75

    g) Distribution Plan for Class IB shares -- Each Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act for the Class IB shares. Pursuant to the Distribution Plan, each Fund compensates the Distributor, Hartford Securities Distribution Company, Inc. (a wholly owned, ultimate subsidiary of Hartford Life) from assets attributable to the Class IB shares for services rendered and expenses borne in connection with activities primarily intended to result in the sale of the Class IB shares.

        The Distribution Plan provides that each Fund may pay annually up to 0.25% of the average daily net assets of a Fund attributable to its Class IB shares for activities primarily intended to result in the sale of Class IB shares. Under the terms of the Distribution Plan and the principal underwriting agreement, each Fund is authorized to make payments monthly to the Distributor which may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class IB shares for such entities' fees or expenses incurred or paid in that regard. The Funds' distribution fees are accrued daily and paid monthly.

    h) Payment from Affiliate -- The Funds are available for purchase by the separate accounts of different variable universal policies, variable annuity products and funding agreements and they are offered directly to certain qualified retirement plans (collectively, "Products"). Although existing Products contain transfer restrictions, some Products, particularly older variable annuity products, do not contain restrictions on the frequency of transfers. In addition, as the result of the settlement of litigation against Hartford Life, the issuer of such variable annuity products, the Funds ability to restrict transfers by certain owners of older variable annuity products is limited. In February 2005, Hartford Life agreed with the Board of Directors of the Funds to indemnify the Funds for any material harm caused to the Funds from frequent trading by these contract owners. Pursuant to the agreement the following amounts have been recorded, for the year ended December 31, 2006, as Payment from Affiliate in the Statement of
        Operations:

        FUND                                                          AMOUNT
        ----                                                          ------
        Hartford Dividend and Growth HLS Fund.......................   $398
        Hartford Small Company HLS Fund.............................    189
        Hartford Stock HLS Fund.....................................    260
        Hartford Total Return Bond HLS Fund.........................    107

 HARTFORD SERIES FUND, INC.

 JUNE 30, 2007 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

        Pursuant to the agreement the following amount was recorded for the year ended December 31, 2005, as a Payment from Affiliate in the Statement of Changes in Net Assets:

        FUND                                                          AMOUNT
        ----                                                          ------
        Hartford Small Company HLS Fund.............................   $972

        This payment relates to transfer activity of certain annuity customers who, subsequent to December 31, 2005, have surrendered older variable annuity contracts that were the subject of prior litigation.

        On November 8, 2006, the SEC issued an Order setting forth the terms of a settlement reached with three subsidiaries of The Hartford that resolves the SEC's Division of Enforcement's investigation of aspects of The Hartford's variable annuity and mutual fund operations related to directed brokerage and revenue sharing. Under the terms of the settlement, The Hartford paid a total of $39.6 million to the Hartford HLS Funds in the amounts indicated below. These amounts were recorded on November 8, 2006 and paid on November 22, 2006. The Hartford settled this matter without admitting or denying the findings of the SEC.

                                                                      REIMBURSEMENT
        FUND                                                             AMOUNT
        ----                                                          -------------
        Hartford Advisers HLS Fund..................................    $  6,804
        Hartford Capital Appreciation HLS Fund......................      11,567
        Hartford Dividend and Growth HLS Fund.......................       3,856
        Hartford International Opportunities HLS Fund...............         314
        Hartford Stock HLS Fund.....................................       5,561

        On May 2, 2007, Hartford Small Company HLS Fund was reimbursed $5,515 in trading reimbursements relating to the change in portfolio managers of the Fund.

        On June 8, 2007, Hartford Small Company HLS Fund was reimbursed $486 in regard to incorrect IPO allocations to the Fund.

--------------------------------------------------------------------------------

        The total return in the financial highlights includes payment from affiliates. The Tables below show the impact of each of the Payments from Affiliate and the total return for the six-month period ended June 30, 2007 and for the years ended December 31, 2006 and December 31, 2005, would have been as follows:

                                                                                IMPACT FROM PAYMENT
                                                  IMPACT FROM PAYMENT            FROM AFFILIATE FOR             TOTAL RETURN
                                              FROM AFFILIATE FOR TRADING           INCORRECT IPO             EXCLUDING PAYMENTS
                                                REIMBURSEMENTS FOR THE          ALLOCATIONS FOR THE        FROM AFFILIATE FOR THE
                                                SIX-MONTH PERIOD ENDED         SIX-MONTH PERIOD ENDED         SIX-MONTH PERIOD
                                                     JUNE 30, 2007                 JUNE 30, 2007            ENDED JUNE 30, 2007
                                              ---------------------------      ----------------------      ----------------------
        FUND                                   CLASS IA         CLASS IB       CLASS IA      CLASS IB      CLASS IA      CLASS IB
        ----                                  ----------       ----------      --------      --------      --------      --------
        Hartford Small
          Company HLS Fund..................     0.16%            0.16%          0.03%         0.03%        11.98%        11.84%

                                                                                         IMPACT FROM
                                                                 IMPACT FROM             PAYMENT FROM            TOTAL RETURN
                                                                 PAYMENT FROM           AFFILIATE FOR             EXCLUDING
                                                              AFFILIATE FOR SEC          UNRESTRICTED           PAYMENTS FROM
                                                              SETTLEMENT FOR THE      TRANSFERS FOR THE       AFFILIATE FOR THE
                                                                  YEAR ENDED              YEAR ENDED              YEAR ENDED
                                                              DECEMBER 31, 2006       DECEMBER 31, 2006       DECEMBER 31, 2006
                                                             --------------------    --------------------    --------------------
        FUND                                                 CLASS IA    CLASS IB    CLASS IA    CLASS IB    CLASS IA    CLASS IB
        ----                                                 --------    --------    --------    --------    --------    --------
        Hartford Advisers HLS Fund.........................    0.09%       0.09%         --%         --%      10.61%      10.34%
        Hartford Capital Appreciation HLS Fund.............    0.09        0.09          --          --       16.52       16.23
        Hartford Dividend and Growth HLS Fund..............    0.06        0.06        0.01        0.01       20.29       19.99
        Hartford International Opportunities HLS
          Fund.............................................    0.02        0.02          --          --       24.44       24.13
        Hartford Small Company HLS Fund....................    0.14        0.14          --          --       14.29       14.00
        Hartford Stock HLS Fund............................    0.11        0.12        0.01        0.01       14.53       14.24
        Hartford Total Return Bond HLS Fund................      --          --          --          --        4.80        4.54

                                                                          IMPACT FROM
                                                                          PAYMENT FROM            TOTAL RETURN
                                                                         AFFILIATE FOR             EXCLUDING
                                                                          UNRESTRICTED           PAYMENTS FROM
                                                                       TRANSFERS FOR THE       AFFILIATE FOR THE
                                                                           YEAR ENDED              YEAR ENDED
                                                                       DECEMBER 31, 2005       DECEMBER 31, 2005
                                                                      --------------------    --------------------
        FUND                                                          CLASS IA    CLASS IB    CLASS IA    CLASS IB
        ----                                                          --------    --------    --------    --------
        Hartford Small Company HLS Fund.............................    0.10%       0.10%      20.91%      20.61%

4.  INVESTMENT TRANSACTIONS:

    For the six-month period ended June 30, 2007, the cost of purchases and proceeds from sales of securities for Hartford Money Market HLS Fund were $8,470,178 and $8,161,587, respectively. The cost of purchases and proceeds from sales of securities (excluding short-term investments) for the other portfolios were as follows:

                                                     COST OF PURCHASES    SALES PROCEEDS     COST OF PURCHASES    SALES PROCEEDS
                                                         EXCLUDING           EXCLUDING              FOR                 FOR
                                                      U.S. GOVERNMENT     U.S. GOVERNMENT     U.S. GOVERNMENT     U.S. GOVERNMENT
    FUND                                                OBLIGATIONS         OBLIGATIONS         OBLIGATIONS         OBLIGATIONS
    ----                                             -----------------    ---------------    -----------------    ---------------
    Hartford Advisers HLS Fund.....................      $3,766,569         $4,389,920           $  182,189         $  432,984
    Hartford Capital Appreciation HLS Fund.........       7,375,006          8,169,238                   --                 --
    Hartford Dividend and Growth HLS Fund..........         934,159          1,114,616                   --                 --
    Hartford International Opportunities HLS
      Fund.........................................       1,416,325          1,493,061                   --                 --
    Hartford Small Company HLS Fund................       1,549,043          1,533,396                   --                 --
    Hartford Stock HLS Fund........................       2,622,561          3,129,482                   --                 --
    Hartford Total Return Bond HLS Fund............       5,535,976          4,965,265            2,821,364          2,941,556

5.  LINE OF CREDIT:

    The Funds, except for Hartford Money Market HLS Fund, participate in a $750,000 committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the Funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment, which has not been utilized. During the six-month period ended June 30, 2007, the Funds did not have any borrowings under this facility.

 HARTFORD SERIES FUND, INC. AND HARTFORD HLS SERIES FUND II, INC.

 FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                           -- SELECTED PER-SHARE DATA(4) --
                      --------------------------------------------------------------------------
                                                               NET
                                                            REALIZED
                                                               AND
                      NET ASSET      NET        PAYMENT    UNREALIZED      TOTAL      DIVIDENDS
                      VALUE AT    INVESTMENT     FROM         GAIN          FROM       FROM NET
                      BEGINNING     INCOME       (TO)       (LOSS) ON    INVESTMENT   INVESTMENT
                      OF PERIOD     (LOSS)     AFFILIATE   INVESTMENTS   OPERATIONS     INCOME
                      ---------   ----------   ---------   -----------   ----------   ----------
HARTFORD ADVISERS
 HLS FUND
 For the Six-Month
  Period Ended June
  30, 2007
  (Unaudited)
 Class IA...........   $22.60       $ 0.26       $  --       $  1.40      $  1.66       $(0.02)
 Class IB...........    22.78         0.23          --          1.42         1.65        (0.02)
 For the Year Ended
  December 31, 2006
 Class IA...........    22.53         0.58        0.02          1.81         2.41        (0.57)
 Class IB...........    22.70         0.51        0.02          1.83         2.36        (0.51)
 For the Year Ended
  December 31, 2005
 Class IA...........    23.04         0.54          --          1.12         1.66        (0.77)
 Class IB...........    23.17         0.47          --          1.15         1.62        (0.69)
 For the Year Ended
  December 31, 2004
 Class IA...........    22.67         0.51          --          0.33         0.84        (0.47)
 Class IB...........    22.81         0.48          --          0.30         0.78        (0.42)
 For the Year Ended
  December 31, 2003
 Class IA...........    19.59         0.42          --          3.18         3.60        (0.52)
 Class IB...........    19.72         0.41          --          3.16         3.57        (0.48)
 For the Year Ended
  December 31, 2002
 Class IA...........    23.44(5)      0.51(5)       --         (4.10)(5)    (3.59)       (0.26)(5)
 Class IB...........    23.60(5)      0.46(5)       --         (4.10)(5)    (3.64)       (0.24)(5)
HARTFORD CAPITAL
 APPRECIATION HLS
 FUND
 For the Six-Month
  Period Ended June
  30, 2007
  (Unaudited)
 Class IA...........    53.49         0.23          --          5.91         6.14        (0.03)
 Class IB...........    53.21         0.16          --          5.88         6.04        (0.03)
 For the Year Ended
  December 31, 2006
 Class IA...........    52.99         0.50        0.04          7.88         8.42        (0.76)
 Class IB...........    52.75         0.36        0.04          7.83         8.23        (0.61)
 For the Year Ended
  December 31, 2005
 Class IA...........    53.43         0.45          --          7.57         8.02        (0.52)
 Class IB...........    53.18         0.25          --          7.59         7.84        (0.33)
 For the Year Ended
  December 31, 2004
 Class IA...........    44.91         0.35          --          8.34         8.69        (0.17)
 Class IB...........    44.76         0.27          --          8.26         8.53        (0.11)
 For the Year Ended
  December 31, 2003
 Class IA...........    31.70         0.26          --         13.17        13.43        (0.22)
 Class IB...........    31.63         0.19          --         13.10        13.29        (0.16)
 For the Year Ended
  December 31, 2002
 Class IA...........    39.75(5)      0.15(5)       --         (8.01)(5)    (7.86)       (0.19)(5)
 Class IB...........    39.68(5)      0.12(5)       --         (8.03)(5)    (7.91)       (0.14)(5)
HARTFORD DIVIDEND
 AND GROWTH HLS FUND
 For the Six-Month
  Period Ended June
  30, 2007
  (Unaudited)
 Class IA...........    22.79         0.21          --          1.88         2.09        (0.01)
 Class IB...........    22.72         0.19          --          1.86         2.05        (0.01)
 For the Year Ended
  December 31, 2006
 Class IA...........    20.74         0.40        0.01          3.77         4.18        (0.41)
 Class IB...........    20.68         0.35        0.01          3.74         4.10        (0.34)
 For the Year Ended
  December 31, 2005
 Class IA...........    20.83         0.36          --          0.87         1.23        (0.40)
 Class IB...........    20.76         0.29          --          0.89         1.18        (0.34)
 For the Year Ended
  December 31, 2004
 Class IA...........    18.77         0.32          --          2.01         2.33        (0.27)
 Class IB...........    18.72         0.27          --          2.00         2.27        (0.23)
 For the Year Ended
  December 31, 2003
 Class IA...........    15.09         0.24          --          3.79         4.03        (0.25)
 Class IB...........    15.07         0.21          --          3.76         3.97        (0.22)
 For the Year Ended
  December 31, 2002
 Class IA...........    18.80(5)      0.25(5)       --         (3.64)(5)    (3.39)       (0.23)(5)
 Class IB...........    18.79(5)      0.24(5)       --         (3.66)(5)    (3.42)       (0.21)(5)

                                       -- SELECTED PER-SHARE DATA(4) --
                      -------------------------------------------------------------------
                                                                                    NET
                                                                         NET       ASSET
                      DISTRIBUTIONS                                    INCREASE    VALUE
                          FROM                                        (DECREASE)     AT
                        REALIZED      DISTRIBUTIONS                     IN NET      END
                         CAPITAL          FROM            TOTAL         ASSET        OF
                          GAINS          CAPITAL      DISTRIBUTIONS     VALUE      PERIOD
                      -------------   -------------   -------------   ----------   ------
HARTFORD ADVISERS
 HLS FUND
 For the Six-Month
  Period Ended June
  30, 2007
  (Unaudited)
 Class IA...........     $(0.36)         $   --          $(0.38)       $  1.28     $23.88
 Class IB...........      (0.36)             --           (0.38)          1.27     24.05
 For the Year Ended
  December 31, 2006
 Class IA...........      (1.77)             --           (2.34)          0.07     22.60
 Class IB...........      (1.77)             --           (2.28)          0.08     22.78
 For the Year Ended
  December 31, 2005
 Class IA...........      (1.04)          (0.36)          (2.17)         (0.51)    22.53
 Class IB...........      (1.04)          (0.36)          (2.09)         (0.47)    22.70
 For the Year Ended
  December 31, 2004
 Class IA...........         --              --           (0.47)          0.37     23.04
 Class IB...........         --              --           (0.42)          0.36     23.17
 For the Year Ended
  December 31, 2003
 Class IA...........         --              --           (0.52)          3.08     22.67
 Class IB...........         --              --           (0.48)          3.09     22.81
 For the Year Ended
  December 31, 2002
 Class IA...........         --(5)           --           (0.26)         (3.85)    19.59(5)
 Class IB...........         --(5)           --           (0.24)         (3.88)    19.72(5)
HARTFORD CAPITAL
 APPRECIATION HLS
 FUND
 For the Six-Month
  Period Ended June
  30, 2007
  (Unaudited)
 Class IA...........      (1.98)             --           (2.01)          4.13     57.62
 Class IB...........      (1.98)             --           (2.01)          4.03     57.24
 For the Year Ended
  December 31, 2006
 Class IA...........      (7.16)             --           (7.92)          0.50     53.49
 Class IB...........      (7.16)             --           (7.77)          0.46     53.21
 For the Year Ended
  December 31, 2005
 Class IA...........      (7.94)             --           (8.46)         (0.44)    52.99
 Class IB...........      (7.94)             --           (8.27)         (0.43)    52.75
 For the Year Ended
  December 31, 2004
 Class IA...........         --              --           (0.17)          8.52     53.43
 Class IB...........         --              --           (0.11)          8.42     53.18
 For the Year Ended
  December 31, 2003
 Class IA...........         --              --           (0.22)         13.21     44.91
 Class IB...........         --              --           (0.16)         13.13     44.76
 For the Year Ended
  December 31, 2002
 Class IA...........         --(5)           --           (0.19)         (8.05)    31.70(5)
 Class IB...........         --(5)           --           (0.14)         (8.05)    31.63(5)
HARTFORD DIVIDEND
 AND GROWTH HLS FUND
 For the Six-Month
  Period Ended June
  30, 2007
  (Unaudited)
 Class IA...........      (0.28)             --           (0.29)          1.80     24.59
 Class IB...........      (0.28)             --           (0.29)          1.76     24.48
 For the Year Ended
  December 31, 2006
 Class IA...........      (1.72)             --           (2.13)          2.05     22.79
 Class IB...........      (1.72)             --           (2.06)          2.04     22.72
 For the Year Ended
  December 31, 2005
 Class IA...........      (0.92)             --           (1.32)         (0.09)    20.74
 Class IB...........      (0.92)             --           (1.26)         (0.08)    20.68
 For the Year Ended
  December 31, 2004
 Class IA...........         --              --           (0.27)          2.06     20.83
 Class IB...........         --              --           (0.23)          2.04     20.76
 For the Year Ended
  December 31, 2003
 Class IA...........      (0.10)             --           (0.35)          3.68     18.77
 Class IB...........      (0.10)             --           (0.32)          3.65     18.72
 For the Year Ended
  December 31, 2002
 Class IA...........      (0.09)(5)          --           (0.32)         (3.71)    15.09(5)
 Class IB...........      (0.09)(5)          --           (0.30)         (3.72)    15.07(5)

                                         -- RATIOS AND SUPPLEMENTAL DATA --
                      -------------------------------------------------------------------------
                                                                          RATIO OF
                                                RATIO OF     RATIO OF       NET
                                                EXPENSES     EXPENSES    INVESTMENT
                                     NET       TO AVERAGE   TO AVERAGE     INCOME
                                    ASSETS     NET ASSETS   NET ASSETS   TO AVERAGE   PORTFOLIO
                      TOTAL       AT END OF      BEFORE       AFTER         NET       TURNOVER
                      RETURN        PERIOD     WAIVERS(3)   WAIVERS(3)     ASSETS      RATE(6)
                      ------      ----------   ----------   ----------   ----------   ---------
HARTFORD ADVISERS
 HLS FUND
 For the Six-Month
  Period Ended June
  30, 2007
  (Unaudited)
 Class IA...........   7.35%(2)   $6,975,632      0.63%(1)     0.63%(1)     2.15%(1)      46%
 Class IB...........   7.21(2)     1,214,110      0.88(1)      0.88(1)      1.90(1)       --
 For the Year Ended
  December 31, 2006
 Class IA...........   0.11(7)     7,207,926      0.64         0.64         2.24          87
 Class IB...........  10.43(7)     1,252,293      0.89         0.89         1.99          --
 For the Year Ended
  December 31, 2005
 Class IA...........   0.07        8,157,354      0.66         0.65         1.96          89
 Class IB...........   6.97        1,366,216      0.91         0.90         1.72          --
 For the Year Ended
  December 31, 2004
 Class IA...........   3.74        9,699,374      0.67         0.67         2.16          36
 Class IB...........   3.48        1,462,319      0.92         0.92         1.91          --
 For the Year Ended
  December 31, 2003
 Class IA...........  18.49       10,358,449      0.67         0.67         2.03          48
 Class IB...........  18.20        1,263,641      0.92         0.92         1.78          --
 For the Year Ended
  December 31, 2002
 Class IA...........  (13.79)      9,249,397      0.67         0.67         2.29          47
 Class IB...........  (13.99)        672,078      0.92         0.90         2.07          --
HARTFORD CAPITAL
 APPRECIATION HLS
 FUND
 For the Six-Month
  Period Ended June
  30, 2007
  (Unaudited)
 Class IA...........  11.46(2)    12,199,407      0.65(1)      0.65(1)      0.81(1)       51
 Class IB...........  11.32(2)     2,907,313      0.90(1)      0.90(1)      0.56(1)       --
 For the Year Ended
  December 31, 2006
 Class IA...........  16.61(7)    11,746,831      0.67         0.67         0.82          73
 Class IB...........  16.32(7)     2,810,587      0.92         0.92         0.57          --
 For the Year Ended
  December 31, 2005
 Class IA...........  15.55       11,317,561      0.70         0.70         0.78          97
 Class IB...........  15.26        2,793,612      0.95         0.95         0.53          --
 For the Year Ended
  December 31, 2004
 Class IA...........  19.36       10,751,945      0.70         0.70         0.77          89
 Class IB...........  19.07        2,505,798      0.95         0.95         0.52          --
 For the Year Ended
  December 31, 2003
 Class IA...........  42.38        8,912,749      0.69         0.69         0.77          94
 Class IB...........  42.02        1,579,399      0.94         0.94         0.52          --
 For the Year Ended
  December 31, 2002
 Class IA...........  (19.70)      6,240,859      0.69         0.69         0.64          94
 Class IB...........  (19.88)        588,013      0.94         0.92         0.41          --
HARTFORD DIVIDEND
 AND GROWTH HLS FUND
 For the Six-Month
  Period Ended June
  30, 2007
  (Unaudited)
 Class IA...........   9.11(2)     6,062,353      0.67%(1)     0.67%(1)     1.79%(1)      13
 Class IB...........   8.97(2)     1,636,572      0.92(1)      0.92(1)      1.54(1)       --
 For the Year Ended
  December 31, 2006
 Class IA...........  20.36(7)     5,671,552      0.67         0.67         1.77          27
 Class IB...........  20.06(7)     1,603,952      0.92         0.92         1.52          --
 For the Year Ended
  December 31, 2005
 Class IA...........   5.96        4,978,773      0.67         0.67         1.70          26
 Class IB...........   5.70        1,506,556      0.92         0.92         1.45          --
 For the Year Ended
  December 31, 2004
 Class IA...........  12.42        4,719,663      0.68         0.68         1.73          27
 Class IB...........  12.14        1,393,412      0.93         0.93         1.48          --
 For the Year Ended
  December 31, 2003
 Class IA...........  26.80        3,927,415      0.69         0.69         1.61          31
 Class IB...........  26.48          902,779      0.94         0.94         1.36          --
 For the Year Ended
  December 31, 2002
 Class IA...........  (14.23)      2,810,625      0.69         0.69         1.56          43
 Class IB...........  (14.42)        327,617      0.94         0.92         1.33          --

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

                                           -- SELECTED PER-SHARE DATA(4) --
                      --------------------------------------------------------------------------
                                                               NET
                                                            REALIZED
                                                               AND
                      NET ASSET      NET        PAYMENT    UNREALIZED      TOTAL      DIVIDENDS
                      VALUE AT    INVESTMENT     FROM         GAIN          FROM       FROM NET
                      BEGINNING     INCOME       (TO)       (LOSS) ON    INVESTMENT   INVESTMENT
                      OF PERIOD     (LOSS)     AFFILIATE   INVESTMENTS   OPERATIONS     INCOME
                      ---------   ----------   ---------   -----------   ----------   ----------
HARTFORD
 INTERNATIONAL
 OPPORTUNITIES HLS
 FUND
 For the Six-Month
  Period Ended June
  30, 2007
  (Unaudited)
 Class IA...........   $15.23       $ 0.16       $  --       $  1.52      $  1.68       $   --
 Class IB...........    15.36         0.14          --          1.53         1.67           --
 For the Year Ended
  December 31, 2006
 Class IA...........    13.59         0.22          --          3.05         3.27        (0.40)
 Class IB...........    13.52         0.18          --          3.07         3.25        (0.18)
 For the Year Ended
  December 31, 2005
 Class IA...........    11.86         0.14          --          1.59         1.73           --
 Class IB...........    11.83         0.13          --          1.56         1.69           --
 For the Year Ended
  December 31, 2004
 Class IA...........    10.11         0.10          --          1.73         1.83        (0.08)
 Class IB...........    10.09         0.08          --          1.72         1.80        (0.06)
 For the Year Ended
  December 31, 2003
 Class IA...........     7.66         0.09          --          2.44         2.53        (0.08)
 Class IB...........     7.66         0.07          --          2.43         2.50        (0.07)
 For the Year Ended
  December 31, 2002
 Class IA...........     9.53(5)      0.17(5)       --         (1.94)(5)    (1.77)       (0.10)(5)
 Class IB...........     9.51(5)      0.14(5)       --         (1.91)(5)    (1.77)       (0.08)(5)
HARTFORD MONEY
 MARKET HLS FUND
 For the Six-Month
  Period Ended June
  30, 2007
  (Unaudited)
 Class IA...........     1.00         0.02          --            --         0.02        (0.02)
 Class IB...........     1.00         0.02          --            --         0.02        (0.02)
 For the Year Ended
  December 31, 2006
 Class IA...........     1.00         0.05          --            --         0.05        (0.05)
 Class IB...........     1.00         0.04          --            --         0.04        (0.04)
 For the Year Ended
  December 31, 2005
 Class IA...........     1.00         0.03          --            --         0.03        (0.03)
 Class IB...........     1.00         0.03          --            --         0.03        (0.03)
 For the Year Ended
  December 31, 2004
 Class IA...........     1.00           --          --            --           --           --
 Class IB...........     1.00           --          --            --           --           --
 For the Year Ended
  December 31, 2003
 Class IA...........     1.00         0.01          --            --         0.01        (0.01)
 Class IB...........     1.00           --          --            --           --           --
 For the Year Ended
  December 31, 2002
 Class IA...........     1.00         0.01          --            --         0.01        (0.01)
 Class IB...........     1.00         0.01          --            --         0.01        (0.01)
HARTFORD SMALL
 COMPANY HLS FUND
 For the Six-Month
  Period Ended June
  30, 2007
  (Unaudited)
 Class IA...........    19.07           --        0.04          2.29         2.33           --
 Class IB...........    18.71        (0.03)       0.04          2.25         2.26           --
 For the Year Ended
  December 31, 2006
 Class IA...........    19.66         0.05        0.02          2.75         2.82        (0.04)
 Class IB...........    19.38           --        0.02          2.70         2.72        (0.02)
 For the Year Ended
  December 31, 2005
 Class IA...........    16.25        (0.04)       0.02          3.43         3.41           --
 Class IB...........    16.06        (0.05)       0.02          3.35         3.32           --
 For the Year Ended
  December 31, 2004
 Class IA...........    14.49        (0.07)         --          1.83         1.76           --
 Class IB...........    14.35        (0.09)         --          1.80         1.71           --
 For the Year Ended
  December 31, 2003
 Class IA...........     9.29        (0.04)         --          5.24         5.20           --
 Class IB...........     9.23        (0.04)         --          5.16         5.12           --
 For the Year Ended
  December 31, 2002
 Class IA...........    13.32(5)     (0.08)(5)      --         (3.95)(5)    (4.03)          --(5)
 Class IB...........    13.26(5)     (0.06)(5)      --         (3.97)(5)    (4.03)          --(5)

                                       -- SELECTED PER-SHARE DATA(4) --
                      -------------------------------------------------------------------
                                                                                    NET
                                                                         NET       ASSET
                      DISTRIBUTIONS                                    INCREASE    VALUE
                          FROM                                        (DECREASE)     AT
                        REALIZED      DISTRIBUTIONS                     IN NET      END
                         CAPITAL          FROM            TOTAL         ASSET        OF
                          GAINS          CAPITAL      DISTRIBUTIONS     VALUE      PERIOD
                      -------------   -------------   -------------   ----------   ------
HARTFORD
 INTERNATIONAL
 OPPORTUNITIES HLS
 FUND
 For the Six-Month
  Period Ended June
  30, 2007
  (Unaudited)
 Class IA...........     $(0.59)         $   --          $(0.59)       $  1.09     $16.32
 Class IB...........      (0.59)             --           (0.59)          1.08     16.44
 For the Year Ended
  December 31, 2006
 Class IA...........      (1.23)             --           (1.63)          1.64     15.23
 Class IB...........      (1.23)             --           (1.41)          1.84     15.36
 For the Year Ended
  December 31, 2005
 Class IA...........         --              --              --           1.73     13.59
 Class IB...........         --              --              --           1.69     13.52
 For the Year Ended
  December 31, 2004
 Class IA...........         --              --           (0.08)          1.75     11.86
 Class IB...........         --              --           (0.06)          1.74     11.83
 For the Year Ended
  December 31, 2003
 Class IA...........         --              --           (0.08)          2.45     10.11
 Class IB...........         --              --           (0.07)          2.43     10.09
 For the Year Ended
  December 31, 2002
 Class IA...........         --(5)           --           (0.10)         (1.87)     7.66(5)
 Class IB...........         --(5)           --           (0.08)         (1.85)     7.66(5)
HARTFORD MONEY
 MARKET HLS FUND
 For the Six-Month
  Period Ended June
  30, 2007
  (Unaudited)
 Class IA...........         --              --           (0.02)            --      1.00
 Class IB...........         --              --           (0.02)            --      1.00
 For the Year Ended
  December 31, 2006
 Class IA...........         --              --           (0.05)            --      1.00
 Class IB...........         --              --           (0.04)            --      1.00
 For the Year Ended
  December 31, 2005
 Class IA...........         --              --           (0.03)            --      1.00
 Class IB...........         --              --           (0.03)            --      1.00
 For the Year Ended
  December 31, 2004
 Class IA...........         --              --              --             --      1.00
 Class IB...........         --              --              --             --      1.00
 For the Year Ended
  December 31, 2003
 Class IA...........         --              --           (0.01)            --      1.00
 Class IB...........         --              --              --             --      1.00
 For the Year Ended
  December 31, 2002
 Class IA...........         --              --           (0.01)            --      1.00
 Class IB...........         --              --           (0.01)            --      1.00
HARTFORD SMALL
 COMPANY HLS FUND
 For the Six-Month
  Period Ended June
  30, 2007
  (Unaudited)
 Class IA...........      (0.79)             --           (0.79)          1.54     20.61
 Class IB...........      (0.79)             --           (0.79)          1.47     20.18
 For the Year Ended
  December 31, 2006
 Class IA...........      (3.37)             --           (3.41)         (0.59)    19.07
 Class IB...........      (3.37)             --           (3.39)         (0.67)    18.71
 For the Year Ended
  December 31, 2005
 Class IA...........         --              --              --           3.41     19.66
 Class IB...........         --              --              --           3.32     19.38
 For the Year Ended
  December 31, 2004
 Class IA...........         --              --              --           1.76     16.25
 Class IB...........         --              --              --           1.71     16.06
 For the Year Ended
  December 31, 2003
 Class IA...........         --              --              --           5.20     14.49
 Class IB...........         --              --              --           5.12     14.35
 For the Year Ended
  December 31, 2002
 Class IA...........         --(5)           --              --          (4.03)     9.29(5)
 Class IB...........         --(5)           --              --          (4.03)     9.23(5)

                                         -- RATIOS AND SUPPLEMENTAL DATA --
                      -------------------------------------------------------------------------
                                                                          RATIO OF
                                                RATIO OF     RATIO OF       NET
                                                EXPENSES     EXPENSES    INVESTMENT
                                     NET       TO AVERAGE   TO AVERAGE     INCOME
                                    ASSETS     NET ASSETS   NET ASSETS   TO AVERAGE   PORTFOLIO
                      TOTAL       AT END OF      BEFORE       AFTER         NET       TURNOVER
                      RETURN        PERIOD     WAIVERS(3)   WAIVERS(3)     ASSETS      RATE(6)
                      ------      ----------   ----------   ----------   ----------   ---------
HARTFORD
 INTERNATIONAL
 OPPORTUNITIES HLS
 FUND
 For the Six-Month
  Period Ended June
  30, 2007
  (Unaudited)
 Class IA...........  11.08(2)    $1,735,173      0.70(1)%     0.70(1)%     2.06(1)%      71%
 Class IB...........  10.94(2)       395,314      0.95(1)      0.95(1)      1.79(1)       --
 For the Year Ended
  December 31, 2006
 Class IA...........  24.46(7)     1,596,055      0.75         0.75         1.47         119
 Class IB...........  24.15(7)       382,371      1.00         1.00         1.24          --
 For the Year Ended
  December 31, 2005
 Class IA...........  14.62        1,251,426      0.78         0.78         1.22         120
 Class IB...........  14.33          319,626      1.03         1.03         0.97          --
 For the Year Ended
  December 31, 2004
 Class IA...........  18.08        1,054,884      0.80         0.80         1.13         142
 Class IB...........  17.79          247,752      1.05         1.05         0.88          --
 For the Year Ended
  December 31, 2003
 Class IA...........  33.10          823,760      0.83         0.83         1.08         144
 Class IB...........  32.76           76,246      1.08         1.08         0.83          --
 For the Year Ended
  December 31, 2002
 Class IA...........  (17.93)        646,903      0.81         0.81         1.23         161
 Class IB...........  (18.12)         26,641      1.06         1.04         1.00          --
HARTFORD MONEY
 MARKET HLS FUND
 For the Six-Month
  Period Ended June
  30, 2007
  (Unaudited)
 Class IA...........   2.47(2)     1,805,303      0.48%(1)     0.43%(1)     4.94%(1)      --
 Class IB...........   2.35(2)       380,306      0.73(1)      0.68(1)      4.69(1)       --
 For the Year Ended
  December 31, 2006
 Class IA...........   4.69        1,558,433      0.48         0.48         4.63          --
 Class IB...........   4.43          319,926      0.73         0.73         4.38          --
 For the Year Ended
  December 31, 2005
 Class IA...........   2.84        1,353,836      0.49         0.49         2.79          --
 Class IB...........   2.58          264,040      0.75         0.75         2.54          --
 For the Year Ended
  December 31, 2004
 Class IA...........   0.94        1,294,525      0.48         0.48         0.93          --
 Class IB...........   0.69          252,808      0.73         0.73         0.68          --
 For the Year Ended
  December 31, 2003
 Class IA...........   0.75        1,609,439      0.49         0.49         0.75          --
 Class IB...........   0.50          240,930      0.74         0.74         0.50          --
 For the Year Ended
  December 31, 2002
 Class IA...........   1.47        2,319,456      0.49         0.49         1.43          --
 Class IB...........   1.24          261,914      0.74         0.72         1.20          --
HARTFORD SMALL
 COMPANY HLS FUND
 For the Six-Month
  Period Ended June
  30, 2007
  (Unaudited)
 Class IA...........  12.20(2)(7)  1,284,047      0.70(1)      0.70(1)     (0.04)(1)     102
 Class IB...........  12.06(2)(7)    341,379      0.95(1)      0.95(1)     (0.30)(1)      --
 For the Year Ended
  December 31, 2006
 Class IA...........  14.43(7)     1,138,830      0.73         0.73         0.21         177
 Class IB...........  14.14(7)       304,757      0.98         0.98        (0.03)         --
 For the Year Ended
  December 31, 2005
 Class IA...........  21.01(7)     1,017,271      0.75         0.75        (0.08)        106
 Class IB...........  20.71(7)       220,310      1.00         1.00        (0.34)         --
 For the Year Ended
  December 31, 2004
 Class IA...........  12.18          904,912      0.75         0.75        (0.41)        141
 Class IB...........  11.90          230,452      1.00         1.00        (0.66)         --
 For the Year Ended
  December 31, 2003
 Class IA...........  55.87          851,283      0.76         0.76        (0.49)        171
 Class IB...........  55.48          190,456      1.01         1.01        (0.74)         --
 For the Year Ended
  December 31, 2002
 Class IA...........  (30.23)        495,074      0.77         0.77        (0.30)        222
 Class IB...........  (30.39)         66,378      1.02         1.00        (0.53)         --

 HARTFORD SERIES FUND, INC. AND HARTFORD HLS SERIES FUND II, INC.

--------------------------------------------------------------------------------

                                           -- SELECTED PER-SHARE DATA(4) --
                      --------------------------------------------------------------------------
                                                               NET
                                                            REALIZED
                                                               AND
                      NET ASSET      NET        PAYMENT    UNREALIZED      TOTAL      DIVIDENDS
                      VALUE AT    INVESTMENT     FROM         GAIN          FROM       FROM NET
                      BEGINNING     INCOME       (TO)       (LOSS) ON    INVESTMENT   INVESTMENT
                      OF PERIOD     (LOSS)     AFFILIATE   INVESTMENTS   OPERATIONS     INCOME
                      ---------   ----------   ---------   -----------   ----------   ----------
HARTFORD STOCK HLS
 FUND
 For the Six-Month
  Period Ended June
  30, 2007
  (Unaudited)
 Class IA...........   $52.57       $ 0.31       $  --       $  5.12      $  5.43       $(0.05)
 Class IB...........    52.45         0.24          --          5.11         5.35        (0.05)
 For the Year Ended
  December 31, 2006
 Class IA...........    49.21         0.72        0.06          6.41         7.19        (0.71)
 Class IB...........    49.10         0.56        0.06          6.42         7.04        (0.57)
 For the Year Ended
  December 31, 2005
 Class IA...........    45.72         0.66          --          3.72         4.38        (0.89)
 Class IB...........    45.59         0.51          --          3.74         4.25        (0.74)
 For the Year Ended
  December 31, 2004
 Class IA...........    44.37         0.74          --          1.10         1.84        (0.49)
 Class IB...........    44.29         0.64          --          1.08         1.72        (0.42)
 For the Year Ended
  December 31, 2003
 Class IA...........    35.46         0.46          --          8.93         9.39        (0.48)
 Class IB...........    35.42         0.38          --          8.88         9.26        (0.39)
 For the Year Ended
  December 31, 2002
 Class IA...........    47.36(5)      0.43(5)       --        (11.94)(5)   (11.51)       (0.39)(5)
 Class IB...........    47.31(5)      0.38(5)       --        (11.95)(5)   (11.57)       (0.32)(5)
HARTFORD TOTAL
 RETURN BOND HLS
 FUND
 For the Six-Month
  Period Ended June
  30, 2007
  (Unaudited)
 Class IA...........    11.24         0.29          --         (0.21)        0.08        (0.01)
 Class IB...........    11.19         0.28          --         (0.21)        0.07        (0.01)
 For the Year Ended
  December 31,
  2006(8)
 Class IA...........    11.27         0.55          --         (0.01)        0.54        (0.57)
 Class IB...........    11.20         0.51          --          0.00         0.51        (0.52)
 For the Year Ended
  December 31, 2005
 Class IA...........    11.94         0.44          --         (0.14)        0.30        (0.88)
 Class IB...........    11.86         0.43          --         (0.17)        0.26        (0.83)
 For the Year Ended
  December 31, 2004
 Class IA...........    12.32         0.40          --          0.12         0.52        (0.58)
 Class IB...........    12.25         0.45          --          0.04         0.49        (0.56)
 For the Year Ended
  December 31, 2003
 Class IA...........    11.95         0.36          --          0.57         0.93        (0.50)
 Class IB...........    11.90         0.40          --          0.50         0.90        (0.49)
 For the Year Ended
  December 31, 2002
 Class IA...........    11.46(5)      0.56(5)       --         (0.01)(5)     0.55        (0.05)(5)
 Class IB...........    11.43(5)      0.46(5)       --          0.07(5)      0.53        (0.05)(5)

                                       -- SELECTED PER-SHARE DATA(4) --
                      -------------------------------------------------------------------
                                                                                    NET
                                                                         NET       ASSET
                      DISTRIBUTIONS                                    INCREASE    VALUE
                          FROM                                        (DECREASE)     AT
                        REALIZED      DISTRIBUTIONS                     IN NET      END
                         CAPITAL          FROM            TOTAL         ASSET        OF
                          GAINS          CAPITAL      DISTRIBUTIONS     VALUE      PERIOD
                      -------------   -------------   -------------   ----------   ------
HARTFORD STOCK HLS
 FUND
 For the Six-Month
  Period Ended June
  30, 2007
  (Unaudited)
 Class IA...........     $(1.17)         $   --          $(1.22)       $  4.21     $56.78
 Class IB...........      (1.17)             --           (1.22)          4.13     56.58
 For the Year Ended
  December 31, 2006
 Class IA...........      (3.12)             --           (3.83)          3.36     52.57
 Class IB...........      (3.12)             --           (3.69)          3.35     52.45
 For the Year Ended
  December 31, 2005
 Class IA...........         --              --           (0.89)          3.49     49.21
 Class IB...........         --              --           (0.74)          3.51     49.10
 For the Year Ended
  December 31, 2004
 Class IA...........         --              --           (0.49)          1.35     45.72
 Class IB...........         --              --           (0.42)          1.30     45.59
 For the Year Ended
  December 31, 2003
 Class IA...........         --              --           (0.48)          8.91     44.37
 Class IB...........         --              --           (0.39)          8.87     44.29
 For the Year Ended
  December 31, 2002
 Class IA...........         --(5)           --           (0.39)        (11.90)    35.46(5)
 Class IB...........         --(5)           --           (0.32)        (11.89)    35.42(5)
HARTFORD TOTAL
 RETURN BOND HLS
 FUND
 For the Six-Month
  Period Ended June
  30, 2007
  (Unaudited)
 Class IA...........         --              --           (0.01)          0.07     11.31
 Class IB...........         --              --           (0.01)          0.06     11.25
 For the Year Ended
  December 31,
  2006(8)
 Class IA...........         --              --           (0.57)         (0.03)    11.24
 Class IB...........         --              --           (0.52)         (0.01)    11.19
 For the Year Ended
  December 31, 2005
 Class IA...........      (0.09)             --           (0.97)         (0.67)    11.27
 Class IB...........      (0.09)             --           (0.92)         (0.66)    11.20
 For the Year Ended
  December 31, 2004
 Class IA...........      (0.32)             --           (0.90)         (0.38)    11.94
 Class IB...........      (0.32)             --           (0.88)         (0.39)    11.86
 For the Year Ended
  December 31, 2003
 Class IA...........      (0.06)             --           (0.56)          0.37     12.32
 Class IB...........      (0.06)             --           (0.55)          0.35     12.25
 For the Year Ended
  December 31, 2002
 Class IA...........      (0.01)(5)          --           (0.06)          0.49     11.95(5)
 Class IB...........      (0.01)(5)          --           (0.06)          0.47     11.90(5)

                                         -- RATIOS AND SUPPLEMENTAL DATA --
                      -------------------------------------------------------------------------
                                                                          RATIO OF
                                                RATIO OF     RATIO OF       NET
                                                EXPENSES     EXPENSES    INVESTMENT
                                     NET       TO AVERAGE   TO AVERAGE     INCOME
                                    ASSETS     NET ASSETS   NET ASSETS   TO AVERAGE   PORTFOLIO
                      TOTAL       AT END OF      BEFORE       AFTER         NET       TURNOVER
                      RETURN        PERIOD     WAIVERS(3)   WAIVERS(3)     ASSETS      RATE(6)
                      ------      ----------   ----------   ----------   ----------   ---------
HARTFORD STOCK HLS
 FUND
 For the Six-Month
  Period Ended June
  30, 2007
  (Unaudited)
 Class IA...........  10.28(2)    $4,478,211      0.49(1)%     0.49(1)%     1.10(1)%      51%
 Class IB...........  10.14(2)       757,478      0.74(1)      0.74(1)      0.85(1)       --
 For the Year Ended
  December 31, 2006
 Class IA...........  14.65(7)     4,498,001      0.49         0.49         1.27          97
 Class IB...........  14.37(7)       758,802      0.74         0.74         1.02          --
 For the Year Ended
  December 31, 2005
 Class IA...........   9.62        4,787,612      0.50         0.50         1.21          91
 Class IB...........   9.35          770,163      0.75         0.75         0.96          --
 For the Year Ended
  December 31, 2004
 Class IA...........   4.17        5,657,942      0.49         0.49         1.61          30
 Class IB...........   3.91          718,293      0.74         0.74         1.36          --
 For the Year Ended
  December 31, 2003
 Class IA...........  26.47        6,014,675      0.49         0.49         1.18          37
 Class IB...........  26.16          562,979      0.74         0.74         0.93          --
 For the Year Ended
  December 31, 2002
 Class IA...........  (24.25)      5,094,276      0.49         0.49         0.97          44
 Class IB...........  (24.42)        296,767      0.74         0.72         0.75          --
HARTFORD TOTAL
 RETURN BOND HLS
 FUND
 For the Six-Month
  Period Ended June
  30, 2007
  (Unaudited)
 Class IA...........   0.75(2)     3,228,267      0.49(1)      0.49(1)      5.24(1)      118
 Class IB...........   0.63(2)     1,045,067      0.74(1)      0.74(1)      4.99(1)       --
 For the Year Ended
  December 31,
  2006(8)
 Class IA...........   4.80(7)     3,041,321      0.50         0.50         4.82         344
 Class IB...........   4.54(7)     1,040,408      0.75         0.75         4.56          --
 For the Year Ended
  December 31, 2005
 Class IA...........   2.45        2,745,115      0.50         0.50         4.09         190
 Class IB...........   2.19        1,068,600      0.75         0.75         3.84          --
 For the Year Ended
  December 31, 2004
 Class IA...........   4.62        2,507,021      0.50         0.50         3.72         164
 Class IB...........   4.36          991,065      0.75         0.75         3.47          --
 For the Year Ended
  December 31, 2003
 Class IA...........   7.85        2,332,343      0.50         0.50         3.74         215
 Class IB...........   7.58          734,768      0.75         0.75         3.49          --
 For the Year Ended
  December 31, 2002
 Class IA...........  10.08        2,145,266      0.51         0.51         5.58         108
 Class IB...........   9.83          382,864      0.76         0.75         5.34          --

---------------
(1) Annualized.
(2) Not annualized.
(3) Ratios do not reflect reductions for fees paid indirectly. Please see Note 3(e).
(4) Information presented relates to a share outstanding throughout the indicated period.
(5) Per share amounts have been restated to reflect a reverse stock split for Classes IA and IB shares effective November 22, 2002.
(6) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(7) Total return without the inclusion of the Payment from (to) Affiliate, as noted on the Statement of Operations, can be found in Note 3(g).
(8) Per share amounts have been calculated using the average shares method.

The accompanying notes are an integral part of these financial statements.

 HARTFORD SERIES FUND, INC. AND HARTFORD HLS SERIES FUND II, INC.

 DIRECTORS AND OFFICERS (UNAUDITED)
--------------------------------------------------------------------------------

The Boards of Directors appoint officers who are responsible for the day-to-day operations of the Funds and who execute policies formulated by the Directors. Each Director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held, or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a substantial financial interest in The Hartford are considered "interested" persons of the funds pursuant to the Investment Company Act of 1940. Each officer and three of the Funds' directors, as noted in the chart below, are "interested" persons of the Funds. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., The Hartford Income Shares Fund, Inc., Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc., which collectively consist of 89 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, CT 06104-2999, except that correspondence to Ms. Fagely, Ms. Fleege and Ms. Settimi may be sent to 500 Bielenberg Dr., Woodbury, MN 55125.

The table below sets forth, for each director and officer, his or her name, age, current position with the funds, date first elected or appointed to Hartford Series Fund, Inc. ("SF") and Hartford HLS Series Fund II, Inc. ("SF2"), principal occupation, and, for directors, other directorships held.

The Statement of Additional Information ("SAI") includes additional information about Fund directors and is available upon request without charge by calling 1-800-862-6668 or writing to Hartford HLS Funds, c/o Individual Annuity Services, P.O. Box 5085, Hartford, CT 06102-5085.

Information on the aggregate remuneration paid to the directors by each Fund can be found in the Statement of Operations herein. The Funds do not pay salaries or compensation to any of their officers or directors who are employed by The Hartford.

NON-INTERESTED DIRECTORS

LYNN S. BIRDSONG (age 60) Director since 2003, Chairman of the Litigation Committee; Co-Chairman of the Investment Committee
     Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm. Since 2003, Mr. Birdsong has been an independent Director of The Japan Fund. From 2003 to March 2005, Mr. Birdsong was an independent director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an interested Director of The Japan Fund.

ROBERT M. GAVIN, JR. (age 66) Director since 2002 (SF) and 1986 (SF2), Chairman of the Board since 2004
     Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community; and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

DUANE E. HILL (age 61) Director since 2001 (SF) and 2002 (SF2), Chairman of the Nominating Committee
     Mr. Hill is a Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former Partner of TSG Capital Group, a private equity investment firm that serves as sponsor and lead investor in leveraged buyouts of middle market companies.

SANDRA S. JAFFEE (age 65) Director since 2005
     Ms. Jaffee is Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions. Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm, from August 2004 to August 2005. From September 1995 to July 2004, Ms. Jaffee served as Executive Vice President at Citigroup, where she was President and Chief Executive Officer of Citibank's Global Securities Services (1995-2003).

WILLIAM P. JOHNSTON (age 62) Director since 2005, Chairman of the Compliance Committee
     In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

PHILLIP O. PETERSON (age 62) Director since 2002 (SF) 2000 (SF2), Chairman of the Audit Committee
     Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Directors. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.

LEMMA W. SENBET (age 60) Director since 2005
     Dr. Senbet is the William E. Mayer Chair Professor of Finance at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department during 1998-2006. Previously he was an endowed professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000-July 2002. Professor Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association.

 HARTFORD SERIES FUND, INC. AND HARTFORD HLS SERIES FUND II, INC.

--------------------------------------------------------------------------------

INTERESTED DIRECTORS AND OFFICERS

THOMAS M. MARRA (age 49) Director since 2002

     Mr. Marra is President and Chief Operating Officer of The Hartford Financial Services Group, Inc ("The Hartford"). He is also a member of the Board of Directors for The Hartford. Mr. Marra was named President and COO of The Hartford in 2007. He served as COO of Hartford Life, Inc. ("Hartford Life") from 2000 to 2007, as President of Hartford Life from 2001 to 2007, and as Director of Hartford Life's Investment Products Division from 1998 to 2000. Mr. Marra is Chairman of the Board and Manager of Hartford Investment Financial Services, LLC ("HIFSCO") and Chief Executive Officer, Manager and President of HL Investment Advisors, LLC ("HLIA").

LOWNDES A. SMITH (age 67) Director since 1996 (SF) 2002 (SF2), Co-Chairman of the Investment Committee

     Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of Hartford Life, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith has served as a Director of White Mountains Insurance Group since November 2003.

DAVID M. ZNAMIEROWSKI (age 46) Director since 1999 (SF) 2005 (SF2), President since 1999 (SF) 2001 (SF2)

     Mr. Znamierowski currently serves as President of Hartford Investment Management Company ("Hartford Investment Management") and as Executive Vice President and Chief Investment Officer for The Hartford, Hartford Life, Inc. and Hartford Life Insurance Company. Mr. Znamierowski is also Chief Investment Officer for Hartford Administrative Services Company ("HASCO").

OTHER OFFICERS

ROBERT M. ARENA (age 38) Vice President since 2006

     Mr. Arena serves as Senior Vice President of Hartford Life and heads its Retail Products Group in the U.S. Wealth Management Division. Prior to joining The Hartford in 2004, he was Senior Vice President in charge of Product Management for American Skandia/Prudential in the individual annuities division. Mr. Arena joined American Skandia in 1996.

TAMARA L. FAGELY (age 49) Vice President, Controller and Treasurer since 2002
(SF) 1993 (SF2)

     Ms. Fagely has been Vice President of HASCO since 1998 and Chief Financial Officer of HASCO since 2006. Currently, Ms. Fagely is a Vice President of Hartford Life Insurance Company. She served as Assistant Vice President of Hartford Life Insurance Company from December 2001 through March 2005.

SUSAN FLEEGE (age 47) AML Officer since 2005

     Ms. Fleege has served as Chief Compliance Officer for HASCO since 2005 and Hartford Investor Services Company, LLC since 2006. Prior to joining Hartford Life in 2005, Ms. Fleege was Counsel for Ameriprise Financial Corporation from 2000 to 2005.

THOMAS D. JONES III (age 42) Vice President and Chief Compliance Officer since 2006

     Mr. Jones joined Hartford Life as Vice President and Director of Securities Compliance in 2006 from SEI Investments ("SEI"), where he served as Chief Compliance Officer for its mutual funds and investment advisers. Prior to joining SEI, Mr. Jones was First Vice President and Compliance Director for Merrill Lynch Investment Managers (Americas) ("MLIM"), where he worked from 1992-2004.

EDWARD P. MACDONALD (age 39) Vice President, Secretary and Chief Legal Officer since 2005

     Mr. Macdonald serves as Assistant General Counsel of The Hartford. Prior to joining The Hartford in 2005, Mr. Macdonald was Chief Counsel Investment Management for Prudential Financial (formerly American Skandia Investment Services, Inc.). Mr. Macdonald joined Prudential in April 1999.

VERNON J. MEYER (age 43) Vice President since 2006

     Mr. Meyer serves as Senior Vice President (as of 8/7/07) of Hartford Life and Director of its Investment Advisory Group in the U.S. Wealth Management Division. Prior to joining the Hartford in 2004, Mr. Meyer served as Vice President and Managing Director of Mass Mutual, which he joined in 1987.

DENISE A. SETTIMI (age 46) Vice President since 2005

     Ms. Settimi currently serves as Operations Officer of HASCO. Previously, Ms. Settimi was with American Express Financial Advisors, where she was Director of Retirement Plan Services from 1997 to 2003.

JOHN C. WALTERS (age 45) Vice President since 2001

     Mr. Walters serves as Co-Chief Operating Officer of Hartford Life Insurance Company. Mr. Walters is also a Managing Member, Chief Executive Officer and Executive Vice President of HIFSCO and a Managing Member and Executive Vice President of HL Advisors. Previously, Mr. Walters was with First Union Securities.(1)

     (1) Served as President of the Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc. between February 1, 2005 and March 27, 2005.

 HARTFORD SERIES FUND, INC. AND HARTFORD HLS SERIES FUND II, INC.

    HOW TO OBTAIN A COPY OF THE FUNDS' PROXY VOTING POLICIES AND PROXY VOTING
                                     RECORDS

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and a record of how the Funds voted any proxies for the twelve month period ended June 30, 2007 is available
(1) without charge, upon request, by calling 800-862-6668 and (2) on the Securities and Exchange Commission's website at http://www.sec.gov.

                    QUARTERLY PORTFOLIO HOLDINGS INFORMATION

The Funds file a complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds' Form N-Q will be available (1) without charge, upon request, by calling 800-862-6668 and (2) on the Securities and Exchange Commission's website at www.sec.gov. The Forms N-Q may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.

 HARTFORD SERIES FUND, INC. AND HARTFORD HLS SERIES FUND II, INC.

 EXPENSE EXAMPLE (UNAUDITED)
--------------------------------------------------------------------------------

YOUR FUND'S EXPENSES
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) (2) ongoing costs including management fees; distribution fees; and other fund expenses. This example is intended to help you understand your ongoing costs(in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of December 31, 2006 through June 30, 2007.

ACTUAL EXPENSES
The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6, then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.
Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

                                           ACTUAL RETURN
                       -----------------------------------------------------
                                                             EXPENSES PAID
                           BEGINNING          ENDING       DURING THE PERIOD
                            ACCOUNT           ACCOUNT      DECEMBER 31, 2006
                             VALUE             VALUE            THROUGH
                       DECEMBER 31, 2006   JUNE 30, 2007     JUNE 30, 2007
                       -----------------   -------------   -----------------
HARTFORD ADVISERS HLS
  FUND
  Class IA...........      $1,000.00         $1,070.38           $3.23
  Class IB...........      $1,000.00         $1,067.74           $4.51
HARTFORD CAPITAL
  APPRECIATION HLS
  FUND
  Class IA...........      $1,000.00         $1,111.27           $3.51
  Class IB...........      $1,000.00         $1,108.61           $4.84
HARTFORD DIVIDEND AND
  GROWTH HLS FUND
  Class IA...........      $1,000.00         $1,087.72           $3.53
  Class IB...........      $1,000.00         $1,085.06           $4.84
HARTFORD
  INTERNATIONAL
  OPPORTUNITIES HLS
  FUND
  Class IA...........      $1,000.00         $1,107.27           $3.72
  Class IB...........      $1,000.00         $1,104.61           $5.04
HARTFORD MONEY MARKET
  HLS FUND
  Class IA...........      $1,000.00         $1,022.28           $2.45
  Class IB...........      $1,000.00         $1,019.82           $3.72
HARTFORD SMALL
  COMPANY HLS FUND
  Class IA...........      $1,000.00         $1,118.47           $3.74
  Class IB...........      $1,000.00         $1,115.81           $5.07

                             HYPOTHETICAL (5% RETURN BEFORE EXPENSES)
                       -----------------------------------------------------
                                                             EXPENSES PAID
                           BEGINNING          ENDING       DURING THE PERIOD
                            ACCOUNT           ACCOUNT      DECEMBER 31, 2006
                             VALUE             VALUE            THROUGH
                       DECEMBER 31, 2006   JUNE 30, 2007     JUNE 30, 2007
                       -----------------   -------------   -----------------
HARTFORD ADVISERS HLS
  FUND
  Class IA...........      $1,000.00         $1,021.67           $3.16
  Class IB...........      $1,000.00         $1,020.43           $4.41
HARTFORD CAPITAL
  APPRECIATION HLS
  FUND
  Class IA...........      $1,000.00         $1,021.88           $3.36
  Class IB...........      $1,000.00         $1,020.62           $4.63
HARTFORD DIVIDEND AND
  GROWTH HLS FUND
  Class IA...........      $1,000.00         $1,021.83           $3.41
  Class IB...........      $1,000.00         $1,020.57           $4.69
HARTFORD
  INTERNATIONAL
  OPPORTUNITIES HLS
  FUND
  Class IA...........      $1,000.00         $1,021.68           $3.57
  Class IB...........      $1,000.00         $1,020.42           $4.84
HARTFORD MONEY MARKET
  HLS FUND
  Class IA...........      $1,000.00         $1,022.79           $2.45
  Class IB...........      $1,000.00         $1,021.53           $3.72
HARTFORD SMALL
  COMPANY HLS FUND
  Class IA...........      $1,000.00         $1,021.68           $3.57
  Class IB...........      $1,000.00         $1,020.42           $4.84


                                      DAYS
                       ANNUALIZED    IN THE      DAYS
                        EXPENSE     CURRENT     IN THE
                         RATIO      1/2 YEAR   FULL YEAR
                       ----------   --------   ---------
HARTFORD ADVISERS HLS
  FUND
  Class IA...........     0.63%       184         365
  Class IB...........     0.88%       184         365
HARTFORD CAPITAL
  APPRECIATION HLS
  FUND
  Class IA...........     0.66%       184         365
  Class IB...........     0.91%       184         365
HARTFORD DIVIDEND AND
  GROWTH HLS FUND
  Class IA...........     0.67%       184         365
  Class IB...........     0.92%       184         365
HARTFORD
  INTERNATIONAL
  OPPORTUNITIES HLS
  FUND
  Class IA...........     0.70%       184         365
  Class IB...........     0.95%       184         365
HARTFORD MONEY MARKET
  HLS FUND
  Class IA...........     0.48%       184         365
  Class IB...........     0.73%       184         365
HARTFORD SMALL
  COMPANY HLS FUND
  Class IA...........     0.70%       184         365
  Class IB...........     0.95%       184         365

--------------------------------------------------------------------------------

                                           ACTUAL RETURN
                       -----------------------------------------------------
                                                             EXPENSES PAID
                           BEGINNING          ENDING       DURING THE PERIOD
                            ACCOUNT           ACCOUNT      DECEMBER 31, 2006
                             VALUE             VALUE            THROUGH
                       DECEMBER 31, 2006   JUNE 30, 2007     JUNE 30, 2007
                       -----------------   -------------   -----------------
HARTFORD STOCK HLS
  FUND
  Class IA...........      $1,000.00         $1,100.33           $2.59
  Class IB...........      $1,000.00         $1,097.67           $3.91
HARTFORD TOTAL RETURN
  BOND HLS FUND
  Class IA...........      $1,000.00         $1,005.03           $2.48
  Class IB...........      $1,000.00         $1,002.57           $3.74

                             HYPOTHETICAL (5% RETURN BEFORE EXPENSES)
                       -----------------------------------------------------
                                                             EXPENSES PAID
                           BEGINNING          ENDING       DURING THE PERIOD
                            ACCOUNT           ACCOUNT      DECEMBER 31, 2006
                             VALUE             VALUE            THROUGH
                       DECEMBER 31, 2006   JUNE 30, 2007     JUNE 30, 2007
                       -----------------   -------------   -----------------
HARTFORD STOCK HLS
  FUND
  Class IA...........      $1,000.00         $1,022.74           $2.50
  Class IB...........      $1,000.00         $1,021.48           $3.77
HARTFORD TOTAL RETURN
  BOND HLS FUND
  Class IA...........      $1,000.00         $1,022.74           $2.50
  Class IB...........      $1,000.00         $1,021.48           $3.77


                                      DAYS
                       ANNUALIZED    IN THE      DAYS
                        EXPENSE     CURRENT     IN THE
                         RATIO      1/2 YEAR   FULL YEAR
                       ----------   --------   ---------
HARTFORD STOCK HLS
  FUND
  Class IA...........     0.49%       184         365
  Class IB...........     0.74%       184         365
HARTFORD TOTAL RETURN
  BOND HLS FUND
  Class IA...........     0.49%       184         365
  Class IB...........     0.74%       184         365

 HARTFORD SERIES FUND, INC. AND HARTFORD HLS SERIES FUND II, INC.

 APPROVAL OF AMENDED INVESTMENT SUB-ADVISORY AGREEMENT (UNAUDITED)
--------------------------------------------------------------------------------

At a meeting held on November 1, 2006, the Board of Directors, including each of the Independent Directors, unanimously voted to approve an amendment to the investment sub-advisory agreement between HL Investment Advisors, LLC ("HL Advisors") and Wellington Management Company, LLP ("Wellington") ("Amended Agreement"). The amendment related to the sub-advisory fees HL Advisors pays Wellington with respect to the Capital Appreciation HLS Fund, Growth Opportunities HLS Fund and Small Company HLS Fund (each a "Fund" and collectively, the "Funds"). In considering the approval of the Amended Agreement, the Board took into account the fact that it had approved the renewal of the investment sub-advisory agreement between HL Advisors and Wellington at the August 1-2, 2006 Board meeting with respect to the Funds and other funds sub-advised by Wellington. A discussion of the basis for the Board's approval of the investment sub-advisory agreement is available in the Annual Report dated December 31, 2006 for Hartford Series Fund, Inc. and Hartford Series Fund II, Inc. Apart from the sub-advisory fees, the material terms of the investment sub-advisory agreement did not change. The amendment took effect on January 1, 2007.

In approving the Amended Agreement, the Board reviewed materials provided by HL Advisors relating to the Amended Agreement. In addition, the Board received an in-person presentation by personnel of HL Advisors and Wellington concerning the Amended Agreement. The Board also took into account written responses and supporting materials provided by HL Advisors and Wellington. The Board further considered information it received at the Board's meetings on June 20-21, 2006 and August 1-2, 2006. The Board also took into account information provided to the Board at its meetings throughout the year, including reports on Fund performance, compliance, shareholder services and the other services provided to the Funds by HL Advisors and Wellington.

In connection with their consideration of the annual renewal of the investment sub-advisory agreement, the Independent Directors, advised by independent legal counsel, engaged two service providers to assist them with evaluating the investment sub-advisory agreement with respect to each Fund. Lipper, Inc. ("Lipper"), an independent provider of investment company data, was retained to provide the Board with reports on how the Funds' management and sub-advisory fees, overall expense ratios and investment performance compared to those of funds with similar investment objectives in various peer groups. The Independent Directors also engaged an independent financial services consulting firm ("Consultant") to assist them in evaluating each Fund's management and sub-advisory fees, overall expense ratios and investment performance. The Board considered the information provided to them from Lipper and the Consultant in determining to approve the Amended Agreement.

In determining to approve the Amended Agreement, the Board determined that the proposed sub-advisory fee structure for each Fund was fair and reasonable and that the amendment was in the best interests of each Fund and its shareholders. The Board considered the representations from HL Advisors that shareholders will not pay increased management fees or other fees as a result of the Amended Agreement. In determining to approve the Amended Agreement, the Board considered the following categories of material factors, among others, relating to the Amended Agreement.

Nature, Extent And Quality Of Services

The Board considered information concerning the nature, extent and quality of the services provided to the Funds by Wellington. The Board considered, among other things, the range of services provided by Wellington and Wellington's organizational structure and regulatory/compliance history. The Board considered the quality of Wellington's investment personnel, its ability to attract and retain qualified investment professionals, its investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience. In addition, the Board considered the quality of Wellington's communications with the Board and responsiveness to Board inquiries. The Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Funds by Wellington.

INVESTMENT PERFORMANCE

The Board considered the investment performance of each Fund. In this regard, the Board considered the information and materials provided to the Board from HL Advisors and Lipper comparing each Fund's short-term and long-term and recent investment performance over various periods of time with appropriate benchmark indices and with a performance universe of funds selected by Lipper. This information included performance reports (provided by Lipper) and discussions with portfolio managers and other representatives of Wellington at Board and Investment Committee meetings throughout the year. The Board also considered the analysis provided by the Consultant relating to each Fund's performance track record. The Board concluded that each Fund's performance over time has been satisfactory and that it had continued confidence in Wellington's overall capabilities to provided day-to-day portfolio management to each Fund.

COSTS OF THE SERVICES AND PROFITABILITY

The Board reviewed information regarding HL Advisors' and Wellington's cost to provide investment management and related services to each Fund and the profitability to them from managing each Fund. In this regard, the Board noted that the Amended Agreement increases the sub-advisory fee rate to be paid to Wellington by HL Advisors and decreases the profitability of HL Advisors on a Fund by Fund basis. The Board also considered the representation of HL Advisors that the proposed sub-advisory fees would not impact the level and quality of services HL Advisors provides to the Funds and their shareholders. The Board concluded that the profitability realized on the proposed sub-advisory fees on a per Fund basis were reasonable given that the management fee and related expenses continue to be in line with comparable peers.

COMPARISON OF FEES AND SERVICES PROVIDED

The Board reviewed the investment sub-advisory fees to be paid by HL Advisors to Wellington under the Amended Agreement. The Board considered HL Advisors and Wellington's representations that they had negotiated the proposed sub-advisory fees at arm's length and Wellington's representations that the fees charged to HL Advisors were comparable to fees charged by Wellington to similar clients. The Board concluded that the sub-advisory fees, in conjunction with the information about quality of services, profitability and other matters discussed supports the conclusion that the proposed sub-advisory fees are reasonable.

--------------------------------------------------------------------------------

ECONOMIES OF SCALE

The Board considered the extent to which economies of scale would be realized by each Fund and whether fee levels reflect these economies of scale for the benefit of each Fund's shareholders. The Board reviewed the breakpoints in the proposed sub-advisory fee schedule for each Fund, which reduces fees as Fund assets grow over time. The Board recognized that Funds with assets beyond the last breakpoint level continue to benefit from economies of scale, because additional assets are charged the lowest breakpoint fee, resulting in lower overall effective management fee rates. The Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of each Fund's investors.

                                    * * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of each Fund and its shareholders for the Board to approve the Amended Agreement. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors and the full Board met separately in executive session, with independent legal counsel, to review the relevant materials and consider their responsibilities under relevant laws and regulations.


         Semi-Annual Report
         June 30, 2007                                     (STAG PHOTO)

                                        - Manager Discussions
                                        - Financials

                                                             (THE HARTFORD LOGO)

Hartford Global Growth HLS Fund inception 9/30/1998
(Prior to July 27, 2007, the Fund was known as Hartford Global Leaders HLS
Fund.)
(subadvised by Wellington Management Company, LLP)

PERFORMANCE OVERVIEW 9/30/98 - 6/30/07
Growth of a $10,000 investment(1)

(LINE GRAPH)

                                                                     GLOBAL LEADERS IA               MSCI WORLD GROWTH INDEX
                                                                     -----------------               -----------------------
9/98                                                                       10000                              10000
                                                                           11346                              10871
                                                                           12212                              11573
                                                                           13188                              12419
                                                                           13799                              12858
                                                                           13410                              12348
                                                                           14140                              12805
                                                                           14488                              12784
                                                                           13962                              12339
6/99                                                                       14974                              13099
                                                                           15199                              12955
                                                                           15118                              13115
                                                                           14930                              13138
                                                                           15905                              13999
                                                                           17087                              14821
                                                                           19830                              16518
                                                                           19086                              15484
                                                                           21213                              16023
                                                                           21161                              16979
                                                                           20137                              15840
                                                                           19563                              14901
6/00                                                                       20430                              15813
                                                                           19746                              15018
                                                                           20868                              15552
                                                                           19982                              14175
                                                                           18833                              13581
                                                                           17723                              12534
                                                                           18429                              12299
                                                                           18436                              12670
                                                                           16744                              11055
                                                                           15624                              10164
                                                                           16849                              10987
                                                                           16516                              10769
6/01                                                                       16215                              10394
                                                                           15819                              10241
                                                                           14951                               9612
                                                                           13654                               8815
                                                                           14039                               9191
                                                                           15284                               9891
                                                                           15373                               9941
                                                                           14870                               9618
                                                                           14782                               9645
                                                                           15250                               9887
                                                                           14742                               9467
                                                                           15056                               9421
6/02                                                                       14111                               8879
                                                                           12961                               8254
                                                                           12831                               8254
                                                                           11285                               7437
                                                                           12455                               8017
                                                                           13558                               8310
                                                                           12375                               7992
                                                                           12089                               7705
                                                                           11818                               7624
                                                                           11656                               7694
                                                                           12962                               8247
                                                                           13754                               8592
6/03                                                                       14076                               8715
                                                                           14418                               8884
                                                                           14833                               9064
                                                                           14454                               9117
                                                                           15595                               9661
                                                                           15972                               9800
                                                                           16777                              10272
                                                                           17427                              10483
                                                                           18038                              10612
                                                                           18358                              10508
                                                                           17685                              10302
                                                                           17934                              10410
6/04                                                                       18545                              10553
                                                                           17124                              10048
                                                                           17052                              10020
                                                                           17918                              10222
                                                                           18579                              10474
                                                                           19598                              11007
                                                                           19995                              11423
                                                                           19263                              11116
                                                                           18844                              11403
                                                                           18183                              11186
                                                                           17962                              10947
                                                                           18405                              11238
6/05                                                                       18592                              11293
                                                                           19236                              11762
                                                                           19617                              11870
                                                                           19735                              12134
                                                                           19064                              11877
                                                                           19923                              12266
                                                                           20513                              12535
                                                                           22095                              13114
                                                                           21539                              12983
                                                                           22011                              13311
                                                                           22705                              13623
                                                                           21430                              13107
6/06                                                                       21573                              13088
                                                                           20936                              12983
                                                                           21511                              13331
                                                                           21902                              13451
                                                                           22374                              13931
                                                                           23322                              14287
                                                                           23415                              14475
                                                                           23971                              14706
                                                                           23246                              14616
                                                                           23694                              14903
                                                                           24586                              15562
                                                                           25551                              16028
6/07                                                                       25819                              15965

            --- GLOBAL GROWTH IA                   --- MSCI WORLD GROWTH INDEX
                $10,000 starting value                 $10,000 starting value
                $25,819 ending value                   $15,965 ending value

MSCI WORLD GROWTH INDEX is a broad-based unmanaged market capitalization-weighted total return index which measures the performance of growth securities in 23 developed-country global equity markets including the United States, Canada, Europe, Australia, New Zealand and the Far East.

You cannot invest directly in the index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

AVERAGE ANNUAL RETURNS(2) (as of 6/30/07)

                                               SINCE
                   YTD*    1 YEAR   5 YEAR   INCEPTION
-----------------------------------------------------------
Global Growth IA  10.27%   19.68%   12.84%    11.45%
-----------------------------------------------------------
Global Growth IB  10.13%   19.38%   12.56%    11.20%
-----------------------------------------------------------
MSCI World
  Growth Index    10.30%   21.99%   12.45%     5.49%
-----------------------------------------------------------

* Year to date returns ("YTD") are not annualized.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1) Growth of a $10,000 investment in Class IB shares will vary from the results seen on this page due to differences in the expense charged to this share class.

(2) Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.

The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund's performance.

PORTFOLIO MANAGERS

MATTHEW D. HUDSON, CFA  ANDREW S. OFFIT, CPA            JEAN-MARC BERTEAUX
Vice President          Senior Vice President, Partner  Senior Vice President, Partner

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

The Class IA shares of Hartford Global Growth HLS Fund returned 10.27% for the six-month period ended June 30, 2007, in line with its benchmark, the MSCI World Growth Index, which returned 10.30% for the same period. The Fund outperformed the 9.89% return of the average fund in the Lipper Global Growth VA-UF Funds peer group, a group of funds with investment strategies similar to those of the Fund.

WHY DID THE FUND PERFORM THIS WAY?

Global equity markets performed well during the six-month period, bolstered by strong corporate earnings growth and healthy merger and acquisition activity across many industries. Within the MSCI World Growth Index, all sectors had positive returns, led by Materials, Energy, and Industrials stocks.

Fund performance was in line with that of the benchmark for the first half of the year. Favorable stock selection within Health Care, Information Technology, and Financials offset weaker selection in Consumer Discretionary, Industrials, and Consumer Staples. Sector allocation, which is primarily a result of bottom-up stock selection, was a negative contributor for the six-month period, driven by an underweight (i.e. the Fund's sector position was less than the benchmark position) position to strong-performing Materials stocks and an overweight (i.e. the Fund's sector position was greater than the benchmark position) position to the weaker Financials sector.

Elan (Pharmaceuticals & Biotechnology), Research in Motion (Technology Hardware & Equipment), and Nintendo (Software & Services) were the top three contributors on both a relative (i.e. performance of the Fund as measured against the benchmark) and absolute (i.e. total return) basis. Shares of Dublin-based biotechnology company Elan gained on investor optimism for promising drugs, including Bapineuzumab, a new antibody drug for treating Alzheimer's disease. Research In Motion reported earnings well ahead of consensus expectations on stronger than expected sales of its Blackberry wireless e-mail device. For Japanese video game developer Nintendo, sales trends remain positive for the company's new gaming console, the Wii, as the addressable market is larger than expected due to the ease of use of the product. We continue to hold all three stocks in the Fund.

Among the top detractors on both a relative and absolute basis were the Japanese online retailer and brokerage firm Rakuten (Retailing) and Network Appliance (Information Technology). First quarter results for Rakuten were below expectations due to margin pressure resulting from higher overhead costs. The brokerage and credit business segments also performed below expectations. We have reduced our position in this stock. Shares of

--------------------------------------------------------------------------------

Network Appliance, a supplier of storage and data management solutions, declined with lowered guidance and a sluggish outlook for enterprise spending, and we eliminated our position. Among other significant detractors from relative and absolute returns was one of last year's positive contributors in the Fund, Las Vegas Sands (Consumer Services), which saw its shares fall after reporting disappointing first quarter earnings on higher promotional and pre-opening costs at the new Venetian Macau casino, as well as lower-than-expected margins at its existing Sands Macau casino. We trimmed this position during the six-month period. Shares of Vallourec (Capital Goods), the French maker of seamless tubes for the oil and gas industries, traded lower during the first half of the year after posting strong returns in 2006. We exited this position during the period.

WHAT IS THE OUTLOOK?

The Fund's positioning is driven by bottom-up security selection. Information Technology continues to be our largest overweight, followed by Financials and Energy. During the period, the proceeds from trimming select software holdings were used to increase exposure to hardware stocks where we see prospects for continued above-market growth. The Fund's largest underweight positions are Consumer Discretionary, Consumer Staples, and Materials. We eliminated several retail holdings within Consumer Discretionary as uncertainty surrounding consumer spending trends continues to mount. Within Consumer Staples, we reduced exposure to food and beverage companies, both producers and retailers, as we believe that increased input costs are likely to pressure volume growth, and consequently, opportunity for margin expansion.

DIVERSIFICATION BY COUNTRY
as of June 30, 2007

                                                      PERCENTAGE OF
COUNTRY                                                NET ASSETS
-------------------------------------------------------------------
Austria                                                     1.3%
-------------------------------------------------------------------
Brazil                                                      1.4
-------------------------------------------------------------------
Canada                                                      4.7
-------------------------------------------------------------------
China                                                       2.4
-------------------------------------------------------------------
Finland                                                     1.5
-------------------------------------------------------------------
France                                                      4.9
-------------------------------------------------------------------
Germany                                                     4.6
-------------------------------------------------------------------
Greece                                                      0.8
-------------------------------------------------------------------
Ireland                                                     3.0
-------------------------------------------------------------------
Japan                                                       6.7
-------------------------------------------------------------------
Luxembourg                                                  0.8
-------------------------------------------------------------------
Mexico                                                      1.0
-------------------------------------------------------------------
Netherlands                                                 2.1
-------------------------------------------------------------------
South Korea                                                 2.2
-------------------------------------------------------------------
Spain                                                       1.1
-------------------------------------------------------------------
Switzerland                                                 4.2
-------------------------------------------------------------------
Taiwan                                                      1.4
-------------------------------------------------------------------
United Kingdom                                              8.4
-------------------------------------------------------------------
United States                                              46.3
-------------------------------------------------------------------
Short-Term Investments                                     19.1
-------------------------------------------------------------------
Other Assets and Liabilities                              (17.9)
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

DIVERSIFICATION BY INDUSTRY
as of June 30, 2007

                                                      PERCENTAGE OF
INDUSTRY                                               NET ASSETS
-------------------------------------------------------------------
Basic Materials                                             5.6%
-------------------------------------------------------------------
Capital Goods                                               4.3
-------------------------------------------------------------------
Consumer Cyclical                                           7.9
-------------------------------------------------------------------
Consumer Staples                                            4.9
-------------------------------------------------------------------
Energy                                                      6.2
-------------------------------------------------------------------
Finance                                                    13.6
-------------------------------------------------------------------
Health Care                                                13.7
-------------------------------------------------------------------
Services                                                    5.9
-------------------------------------------------------------------
Technology                                                 31.7
-------------------------------------------------------------------
Transportation                                              2.1
-------------------------------------------------------------------
Utilities                                                   2.9
-------------------------------------------------------------------
Short-Term Investments                                     19.1
-------------------------------------------------------------------
Other Assets and Liabilities                              (17.9)
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

Hartford Growth Opportunities HLS Fund inception 3/24/1987
(subadvised by Wellington Management Company, LLP)

PERFORMANCE OVERVIEW 6/30/97 - 6/30/07
Growth of a $10,000 investment(1)

(LINE GRAPH)

                                                                  GROWTH OPPORTUNITIES IA           RUSSELL 3000 GROWTH INDEX
                                                                  -----------------------           -------------------------
6/97                                                                       10000                              10000
                                                                           10954                              10849
                                                                           10604                              10303
                                                                           11138                              10842
                                                                           10667                              10415
                                                                           10571                              10786
                                                                           10501                              10896
                                                                           10362                              11176
                                                                           11226                              12030
                                                                           11776                              12512
                                                                           11836                              12676
                                                                           11555                              12264
6/98                                                                       12162                              12959
                                                                           11570                              12785
                                                                            9468                              10782
                                                                           10212                              11630
                                                                           10701                              12539
                                                                           11104                              13494
                                                                           12498                              14711
                                                                           12886                              15560
                                                                           11896                              14797
                                                                           12547                              15558
                                                                           12562                              15672
                                                                           12219                              15228
6/99                                                                       13149                              16274
                                                                           13129                              15758
                                                                           13381                              15954
                                                                           13440                              15662
                                                                           14432                              16790
                                                                           16138                              17754
                                                                           19392                              19688
                                                                           19139                              18817
                                                                           24757                              19993
                                                                           22467                              21124
                                                                           20563                              20037
                                                                           19315                              18977
6/00                                                                       22261                              20483
                                                                           21572                              19566
                                                                           24514                              21356
                                                                           24543                              19400
                                                                           22423                              18437
                                                                           18168                              15677
                                                                           20165                              15274
                                                                           19831                              16342
                                                                           17327                              13605
                                                                           15456                              12143
                                                                           17003                              13675
                                                                           16859                              13512
6/01                                                                       16827                              13251
                                                                           16444                              12864
                                                                           15345                              11828
                                                                           12988                              10599
                                                                           13655                              11184
                                                                           15024                              12249
                                                                           15557                              12277
                                                                           15408                              12045
                                                                           14498                              11526
                                                                           15261                              11964
                                                                           14528                              11037
                                                                           14346                              10743
6/02                                                                       12756                               9754
                                                                           11514                               9151
                                                                           11248                               9177
                                                                           10358                               8243
                                                                           11096                               8977
                                                                           12110                               9490
                                                                           11255                               8834
                                                                           11118                               8618
                                                                           10973                               8566
                                                                           11285                               8724
                                                                           12302                               9380
                                                                           13240                               9886
6/03                                                                       13636                              10025
                                                                           13772                              10310
                                                                           14384                              10588
                                                                           14208                              10463
                                                                           15451                              11074
                                                                           15956                              11208
                                                                           16184                              11570
                                                                           16687                              11834
                                                                           16936                              11902
                                                                           17084                              11702
                                                                           16583                              11531
                                                                           17216                              11747
6/04                                                                       17749                              11912
                                                                           16285                              11206
                                                                           16070                              11136
                                                                           16931                              11282
                                                                           17215                              11466
                                                                           18048                              11908
                                                                           18965                              12371
                                                                           18318                              11946
                                                                           18168                              12077
                                                                           17835                              11837
                                                                           17387                              11566
                                                                           18492                              12147
6/05                                                                       19205                              12138
                                                                           20313                              12754
                                                                           20415                              12588
                                                                           20877                              12650
                                                                           20485                              12497
                                                                           21424                              13050
                                                                           22058                              13011
                                                                           23516                              13329
                                                                           23195                              13303
                                                                           23635                              13541
                                                                           24037                              13521
                                                                           22698                              13015
6/06                                                                       22383                              12969
                                                                           21726                              12685
                                                                           22250                              13079
                                                                           22666                              13415
                                                                           23376                              13920
                                                                           24484                              14201
                                                                           24716                              14242
                                                                           25284                              14599
                                                                           24838                              14344
                                                                           25296                              14426
                                                                           26785                              15080
                                                                           28511                              15634
6/07                                                                       28771                              15413

    --- GROWTH OPPORTUNITIES IA                --- RUSSELL 3000 GROWTH INDEX
        $10,000 starting value                     $10,000 starting value
        $28,771 ending value                       $15,413 ending value

RUSSELL 3000 GROWTH INDEX is an unmanaged index that measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. (The Russell 3000 Index is an unmanaged index that measures the performance of the 3,000 largest United States companies based on total market capitalization.)

You cannot invest directly in the index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

AVERAGE ANNUAL RETURNS (as of 6/30/07)

                           YTD*    1 YEAR   5 YEAR   10 YEAR
-----------------------------------------------------------------
Growth Opportunities IA   16.41%   28.54%   17.67%   11.15%
-----------------------------------------------------------------
Growth Opportunities
 IB(2)                    16.26%   28.25%   17.38%   10.87%
-----------------------------------------------------------------
Russell 3000 Growth
 Index                     8.22%   18.84%    9.58%    4.42%
-----------------------------------------------------------------

* Year to date returns ("YTD") are not annualized.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1) Growth of a $10,000 investment in Class IB shares will vary from the results seen on this page due to differences in the expense charged to this share class.
(2) Class IB shares commenced on May 1, 2002. Class IB share performance prior to that date reflects Class IA share performance adjusted to reflect the 12b-1 fee of 0.25% applicable to Class IB shares. The performance after such date reflects actual Class IB share performance.

The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund's performance.

PORTFOLIO MANAGERS

MICHAEL T. CARMEN, CFA, CPA                               MARIO E. ABULARACH, CFA
Senior Vice President, Partner                            Vice President,
                                                          Equity Research Analyst

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

The Class IA shares of Hartford Growth Opportunities HLS Fund returned 16.41% for the six-month period ended June 30, 2007, outperforming its benchmark, Russell 3000 Growth Index, which returned 8.22% for the same period. The Fund also outperformed the 9.15% return of the average fund in the Lipper Multi-Cap Growth VA-UF Average Funds peer group, a group of funds with investment strategies similar to those of the Fund.

WHY DID THE FUND PERFORM THIS WAY?

U.S. equity markets advanced during the period, supported by continued strength in corporate earnings and a solidifying global economy. Mid cap stocks set the pace for the six months ended June 30, rising 9.9% as measured by the Russell Midcap Index. In a reversal of the last several years' experience, large cap stocks led small cap stocks by 0.7% when measured using the Russell 1000 Index and Russell 2000 Index, respectively. In another change in leadership, growth stocks outpaced their value peers, as the Russell 3000 Growth Index's return of 8.22% was well ahead of the Russell 3000 Value Index's return of 6.01%. All sectors within the Russell 3000 Growth Index rose, led by Energy, Utilities, and Materials. Financial and Consumer Discretionary stocks posted the weakest returns during the period.

The Fund outperformed its benchmark and peer group by maintaining its focus on stock selection. Selection was particularly strong in the Materials and Consumer Discretionary sectors. Sector weightings, the result of bottom-up stock selection decisions, were also additive to relative (i.e. performance of the Fund as measured against the benchmark) performance, largely due to overweight (i.e. the Fund's sector position was greater than the benchmark position) positions in surging Energy and Materials stocks. The top contributors to absolute (i.e. total return) and benchmark-relative returns were Potash (Materials), Foster Wheeler (Capital Goods), and Mosaic (Materials). Canadian agricultural products firm Potash reported record earnings as increasing end-market demand resulted in tight global capacity utilization rates at potash producers. Shares in global engineering and construction company Foster Wheeler outperformed as quarterly earnings and backlogs exceeded expectations. The company is experiencing a boom as higher spending on energy projects produces more business and better margins. Crop-nutrient maker Mosaic's shares rose during the period on optimism about its Saskatchewan mines and phosphate export prices.

Stock selection was weaker among Energy, Information Technology, and Utilities stocks. Network Appliance, Medicines Company, Shionogi, and Eisai were the top detractors from relative and

--------------------------------------------------------------------------------

absolute performance. Network Appliance, a supplier of storage and data management solutions, saw its shares decline with lowered guidance and a sluggish outlook for enterprise spending. Shares of biotechnology company Medicines Company were weak after its patent term extension for Angiomax, an anticoagulant, was denied by the patent office. Unless a bill is passed by Congress to reverse the decision, Angiomax's patent will expire in 2010. In the near term the company will continue to build its acute care franchise through label expansions for several drugs. Two Japanese drug development companies, Shionogi and Easai, suffered negative results during the period. Shionogi cut its operating profit estimates, citing a tough market for antibiotics and a mild flu season. Eisai revealed a minor setback for an Alzheimer's drug in early development, contributing to a pullback in the stock. Importantly, Eisai won its patent litigation preventing generic Aciphex from entering the U.S. market.

WHAT IS THE OUTLOOK?

While global economic growth appears to be on track, there clearly has been a deceleration in the U.S. We continue to anticipate 2-3% domestic GDP growth, with global growth north of 3% and global profit growth in the single digits. Overall, the inflation picture is mixed, as the recovery in oil prices and increases in grain prices suggests increased pressure on inflation and interest rates. The biggest negative in the economy is housing, which was overbuilt and clearly is correcting.

Positioning within the Fund is determined by fundamental, stock-by-stock research. These bottom-up decisions resulted in overweights in Materials, Health Care and Consumer Discretionary stocks and underweights (i.e. the Fund's sector position was less than the benchmark position) in the Consumer Staples, Financials, and Information Technology sectors at the end of the period.

DIVERSIFICATION BY INDUSTRY
as of June 30, 2007

                                                      PERCENTAGE OF
INDUSTRY                                               NET ASSETS
-------------------------------------------------------------------
Basic Materials                                             9.9%
-------------------------------------------------------------------
Capital Goods                                               1.4
-------------------------------------------------------------------
Consumer Cyclical                                          11.3
-------------------------------------------------------------------
Consumer Staples                                            3.3
-------------------------------------------------------------------
Energy                                                      6.1
-------------------------------------------------------------------
Finance                                                     3.8
-------------------------------------------------------------------
Health Care                                                19.3
-------------------------------------------------------------------
Services                                                   10.5
-------------------------------------------------------------------
Technology                                                 29.6
-------------------------------------------------------------------
Transportation                                              1.3
-------------------------------------------------------------------
Utilities                                                   1.2
-------------------------------------------------------------------
Short-Term Investments                                     16.4
-------------------------------------------------------------------
Other Assets and Liabilities                              (14.1)
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

 HARTFORD GLOBAL GROWTH HLS FUND (PRIOR TO JULY 27, 2007, THE FUND WAS KNOWN AS HARTFORD GLOBAL LEADERS HLS FUND)

 SCHEDULE OF INVESTMENTS
 JUNE 30, 2007 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                  MARKET
 SHARES                                                         VALUE (W)
---------                                                       ----------
 COMMON STOCK -- 98.8%
            BASIC MATERIALS -- 5.6%
     334    Cameco Corp. (G)..................................  $   16,932
     401    Companhia Vale do Rio Doce ADR....................      17,865
     179    Henkel KGaA Vorzug (A)............................       9,437
      97    Praxair, Inc. (G).................................       6,997
     322    Xstrata plc (A)...................................      19,191
                                                                ----------
                                                                    70,422
                                                                ----------
            CAPITAL GOODS -- 4.3%
      97    Alstom RGPT (A)(D)(G).............................      16,246
     242    Boeing Co. .......................................      23,300
     386    Gamesa Corporacion Tecnologica S.A. (A)(G)........      13,974
                                                                ----------
                                                                    53,520
                                                                ----------
            CONSUMER CYCLICAL -- 7.9%
     323    Arcandor AG (D)(G)................................      10,946
   4,330    China Communications Construction Co., Ltd.
              (A)(G)..........................................       7,759
     120    Hyundai Motor Co., Ltd. (A).......................       9,491
     220    LG Electronics, Inc. (A)(D).......................      18,167
      68    Nintendo Co., Ltd. (A)(G).........................      24,664
      54    Pinault-Printemps-Redoute S.A. (A)(G).............       9,345
   2,183    Tesco plc (A).....................................      18,265
                                                                ----------
                                                                    98,637
                                                                ----------
            CONSUMER STAPLES -- 4.9%
       3    Japan Tobacco, Inc. (A)...........................      13,373
      34    Nestle S.A. (A)...................................      12,957
     403    Reckitt Benckiser plc (A).........................      22,057
     250    Royal Numico N.V. (A)(G)..........................      12,965
                                                                ----------
                                                                    61,352
                                                                ----------
            ENERGY -- 6.2%
     133    Diamond Offshore Drilling, Inc. (G)...............      13,477
     135    Noble Corp. ......................................      13,204
     370    Schlumberger Ltd. ................................      31,402
     211    Suncor Energy, Inc. ..............................      19,017
                                                                ----------
                                                                    77,100
                                                                ----------
            FINANCE -- 13.6%
   1,529    Amvescap plc (A)..................................      19,707
   3,549    China Merchants Bank Co., Ltd. (A)(G).............      10,808
     173    Deutsche Boerse AG (A)(G).........................      19,646
     204    Erste Bank Der Oesterreichischen Sparkassen AG
              (A)(G)..........................................      15,879
      84    Goldman Sachs Group, Inc. ........................      18,250
     275    Julius Baer Holding Ltd. (A)......................      19,703
   2,092    Man Group plc (A).................................      25,451
     185    National Bank of Greece (A).......................      10,532
      58    ORIX Corp. (A)....................................      15,156
     471    Sumitomo Realty & Development Co., Ltd. (A)(G)....      15,339
                                                                ----------
                                                                   170,471
                                                                ----------
            HEALTH CARE -- 13.7%
     150    Celgene Corp. (D)(G)..............................       8,622
   1,197    Elan Corp. plc ADR (D)............................      26,244

                                                                  MARKET
 SHARES                                                         VALUE (W)
---------                                                       ----------
            HEALTH CARE -- (CONTINUED)
     231    Eli Lilly & Co. ..................................  $   12,880
     374    Gilead Sciences, Inc. (D).........................      14,508
     379    Monsanto Co. .....................................      25,584
     794    Schering-Plough Corp. ............................      24,172
     630    St. Jude Medical, Inc. (D)........................      26,118
     359    Wyeth.............................................      20,597
     142    Zimmer Holdings, Inc. (D).........................      12,029
                                                                ----------
                                                                   170,754
                                                                ----------
            SERVICES -- 5.9%
     123    Accor S.A. (A)(G).................................      10,892
     939    Comcast Corp. Class A (D)(G)......................      26,392
     271    Focus Media Holding Ltd. ADR (D)(G)...............      13,685
     293    Las Vegas Sands Corp. (D)(G)......................      22,344
                                                                ----------
                                                                    73,313
                                                                ----------
            TECHNOLOGY -- 31.7%
     854    ABB Ltd. (A)......................................      19,261
     688    Activision, Inc. (D)..............................      12,840
     290    Adobe Systems, Inc. (D)...........................      11,651
     260    Akamai Technologies, Inc. (D)(G)..................      12,627
     197    America Movil S.A.B. de C.V. ADR..................      12,200
     530    American Tower Corp. Class A (D)..................      22,244
     153    Apple, Inc. (D)(G)................................      18,672
     470    ASML Holding N.V. (A)(D)..........................      12,926
     700    Cisco Systems, Inc. (D)...........................      19,484
     995    Corning, Inc. (D).................................      25,420
     221    Danaher Corp. (G).................................      16,663
     520    Electronic Arts, Inc. (D)(G)......................      24,587
     734    EMC Corp. (D).....................................      13,280
      71    Google, Inc. (D)..................................      37,369
     284    Hewlett-Packard Co. ..............................      12,677
   2,102    Hon Hai Precision Industry Co., Ltd. (A)..........      18,160
     105    Millicom International Cellular S.A. (D)..........       9,595
     671    Nokia Corp. ......................................      18,873
   1,114    Oracle Corp. (D)..................................      21,947
      18    Rakuten, Inc. (A)(G)..............................       5,949
     112    Research In Motion Ltd. (D).......................      22,299
     117    Siemens AG (A)....................................      16,902
     452    Softbank Corp. (A)(G).............................       9,738
                                                                ----------
                                                                   395,364
                                                                ----------
            TRANSPORTATION -- 2.1%
     188    General Dynamics Corp. ...........................      14,682
     297    Ryanair Holdings plc ADR (D)(G)...................      11,200
                                                                ----------
                                                                    25,882
                                                                ----------
            UTILITIES -- 2.9%
     317    Suntech Power Holdings Co., Ltd. ADR (D)(G).......      11,543
      --    Veolia Environment Rights (G).....................          --
     308    Veolia Environment S.A. (G).......................      24,181
                                                                ----------
                                                                    35,724
                                                                ----------
            Total common stock
              (cost $976,742).................................  $1,232,539
                                                                ----------

The accompanying notes are an integral part of these financial statements.

 HARTFORD GLOBAL GROWTH HLS FUND (PRIOR TO JULY 27, 2007, THE FUND WAS KNOWN AS HARTFORD GLOBAL LEADERS HLS FUND)

 SCHEDULE OF INVESTMENTS -- (CONTINUED)
 JUNE 30, 2007 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

PRINCIPAL                                                        MARKET
 AMOUNT                                                         VALUE (W)
---------                                                       ----------
 SHORT-TERM INVESTMENTS -- 19.1%
            REPURCHASE AGREEMENTS -- 0.6%
            Banc of America Securities Joint Repurchase
              Agreement (maturing on 07/02/2007 in the amount
              of $9, collateralized by U.S. Treasury Note,
              12.00%, 2013, value of $9)
$      9      4.25% dated 07/02/2007..........................  $        9
            Banc of America Securities TriParty Joint
              Repurchase Agreement (maturing on 07/02/2007 in
              the amount of $1,316, collateralized by FNMA,
              5.00%, 2035, value of $1,342)
   1,316      5.36% dated 07/02/2007..........................       1,316
            Deutsche Bank Securities TriParty Joint Repurchase
              Agreement (maturing on 07/02/2007 in the amount
              of $3,493, collateralized by FHLMC,
              4.50% -- 6.50%, 2019 -- 2037, value of $3,561)
   3,491      5.36% dated 07/02/2007..........................       3,491
            UBS Securities, Inc. TriParty Joint Repurchase
              Agreement (maturing on 07/02/2007 in the amount
              of $2,160, collateralized by FNMA,
              4.50% -- 6.50%, 2020 -- 2037, value of $2,202)
   2,159      5.37% dated 07/02/2007..........................       2,159
                                                                ----------
                                                                     6,975
                                                                ----------
 SHARES
---------
            SECURITIES PURCHASED WITH PROCEEDS FROM SECURITY
            LENDING -- 18.5%
            CASH COLLATERAL REINVESTMENT FUND:
 231,437    Navigator Prime Portfolio.........................     231,437
                                                                ----------
            Total short-term investments
              (cost $238,412).................................  $  238,412
                                                                ----------

            Total investments
              (cost $1,215,154) (C)...........................  117.9%    $1,470,951
            Other assets and liabilities......................  (17.9)%     (222,886)
                                                                -----     ----------
            Total net assets..................................  100.0%    $1,248,065
                                                                =====     ==========

Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 52.47% of total net assets at June 30, 2007.

  (C)At June 30, 2007, the cost of securities for federal income tax purposes was $1,227,499 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

      Unrealized Appreciation........................  $249,614
      Unrealized Depreciation........................    (6,162)
                                                       --------
      Net Unrealized Appreciation....................  $243,452
                                                       ========

 (A) The aggregate value of securities valued in good faith at fair value by, or under the direction of, the Funds' Board of Directors at June 30, 2007, was $453,940, which represents 36.37% of total net assets.

  (D)Currently non-income producing.

 (G) Security is partially on loan at June 30, 2007.

  (W)See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

     FORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING AT JUNE 30, 2007

                                                             UNREALIZED
                             MARKET   CONTRACT   DELIVERY  APPRECIATION/
           DESCRIPTION       VALUE     AMOUNT      DATE    (DEPRECIATION)
           -----------       ------   --------   --------  --------------
      British Pound (Sell)   $ 683     $  680    07/03/07       $(3)
      British Pound (Sell)   2,619      2,618    07/05/07        (1)
      Euro (Buy)             6,882      6,882    07/03/07        --
      Japanese Yen (Sell)    2,786      2,800    07/02/07        14
                                                                ---
                                                                $10
                                                                ===

The accompanying notes are an integral part of these financial statements.

 HARTFORD GROWTH OPPORTUNITIES HLS FUND

 SCHEDULE OF INVESTMENTS
 JUNE 30, 2007 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                  MARKET
 SHARES                                                         VALUE (W)
---------                                                       ----------
 COMMON STOCK -- 97.7%
            BASIC MATERIALS -- 9.9%
     429    Cameco Corp. .....................................  $   21,757
     334    Companhia Vale do Rio Doce ADR....................      14,871
     307    Freeport-McMoRan Copper & Gold, Inc. .............      25,442
     501    Jarden Corp. (D)..................................      21,562
     548    Owens-Illinois, Inc. (D)..........................      19,173
     237    Potash Corp. of Saskatchewan......................      18,487
      76    Rio Tinto plc ADR.................................      23,296
                                                                ----------
                                                                   144,588
                                                                ----------
            CAPITAL GOODS -- 1.4%
      67    Flowserve Corp. ..................................       4,776
     280    Joy Global, Inc. (G)..............................      16,344
                                                                ----------
                                                                    21,120
                                                                ----------
            CONSUMER CYCLICAL -- 11.3%
     188    Abercrombie & Fitch Co. Class A...................      13,742
     541    California Pizza Kitchen, Inc. (D)................      11,628
     321    Dick's Sporting Goods, Inc. (D)...................      18,649
     333    Dollar Tree Stores, Inc. (D)......................      14,485
     135    Foster Wheeler Ltd. (D)...........................      14,390
     361    Home Depot, Inc. .................................      14,209
     138    J. Crew Group, Inc. (D)...........................       7,464
     324    Kohl's Corp. (D)..................................      23,028
     448    Mosaic Co. (D)....................................      17,497
     502    Newell Rubbermaid, Inc. ..........................      14,777
     282    Tiffany & Co. ....................................      14,958
                                                                ----------
                                                                   164,827
                                                                ----------
            CONSUMER STAPLES -- 3.3%
     182    Bunge Ltd. Finance Corp. .........................      15,379
     768    Tyson Foods, Inc. Class A.........................      17,702
     481    Unilever N.V. NY Shares...........................      14,920
                                                                ----------
                                                                    48,001
                                                                ----------
            ENERGY -- 6.1%
     566    Chesapeake Energy Corp. ..........................      19,577
     197    ConocoPhillips Holding Co. .......................      15,433
     224    EOG Resources, Inc. ..............................      16,365
     238    Halliburton Co. ..................................       8,200
     148    Transocean, Inc. (D)..............................      15,717
     240    Ultra Petroleum Corp. (D).........................      13,280
                                                                ----------
                                                                    88,572
                                                                ----------
            FINANCE -- 3.8%
     576    Covanta Holding Corp. (D).........................      14,198
     851    Cyrela Brazil Realty S.A. ........................      10,566
     632    E*Trade Financial Corp. (D).......................      13,970
     587    Invesco plc ADR (G)...............................      15,182
      25    Nasdaq Stock Market, Inc. (D).....................         737
                                                                ----------
                                                                    54,653
                                                                ----------
            HEALTH CARE -- 19.3%
     484    Alkermes, Inc. (D)................................       7,062
     380    Amylin Pharmaceuticals, Inc. (D)(G)...............      15,633
     256    AtheroGenics, Inc. (D)(G).........................         548
     408    Auxilium Pharmaceuticals, Inc. (D)(G).............       6,510

                                                                  MARKET
 SHARES                                                         VALUE (W)
---------                                                       ----------
            HEALTH CARE -- (CONTINUED)
     288    Brookdale Senior Living, Inc. (G).................  $   13,115
     222    Cephalon, Inc. (D)(G).............................      17,814
     279    Charles River Laboratories International, Inc.
              (D).............................................      14,386
     300    Dade Behring Holdings, Inc. ......................      15,915
     546    Daiichi Sankyo Co., Ltd. (A)......................      14,489
     208    Eisai Co., Ltd. (A)...............................       9,096
     646    Elan Corp. plc ADR (D)(G).........................      14,171
     217    Eli Lilly & Co. ..................................      12,104
     251    Gilead Sciences, Inc. (D)(G)......................       9,716
     380    Kyphon, Inc. (D)(G)...............................      18,302
     166    Luxottica Group S.p.A. (A)(G).....................       6,432
     186    Medicines Co. (D).................................       3,276
     270    Merck & Co., Inc. ................................      13,431
     222    Monsanto Co. (G)..................................      14,967
     865    Schering-Plough Corp. #...........................      26,315
     707    Shionogi & Co., Ltd. (A)..........................      11,523
     447    St. Jude Medical, Inc. (D)........................      18,558
     358    Teva Pharmaceutical Industries Ltd. ADR (G).......      14,772
     113    Vertex Pharmaceuticals, Inc. (D)..................       3,233
                                                                ----------
                                                                   281,368
                                                                ----------
            SERVICES -- 10.5%
   1,182    Allied Waste Industries, Inc. (D).................      15,910
     221    Diebold, Inc. ....................................      11,530
     498    DreamWorks Animation SKG, Inc. (D)................      14,362
     314    Equifax, Inc. (D).................................      13,952
     505    Focus Media Holding Ltd. ADR (D)(G)...............      25,492
     259    KBR, Inc. (D).....................................       6,792
     205    Manpower, Inc. ...................................      18,891
     898    Net Servicos de Comunicacao S.A. (G)..............      14,851
     816    Tetra Technologies, Inc. (D)......................      17,583
     363    Waste Management, Inc. ...........................      14,167
                                                                ----------
                                                                   153,530
                                                                ----------
            TECHNOLOGY -- 29.6%
   1,547    Activision, Inc. (D)..............................      28,875
     245    Acuity Brands, Inc. ..............................      14,751
     624    Adobe Systems, Inc. (D)...........................      25,042
     236    Akamai Technologies, Inc. (D).....................      11,469
     300    American Tower Corp. Class A (D)..................      12,587
     168    Apple, Inc. (D)...................................      20,539
     286    Citrix Systems, Inc. (D)..........................       9,640
   1,010    Corning, Inc. (D).................................      25,816
     368    Electronic Arts, Inc. (D).........................      17,433
     900    EMC Corp. (D).....................................      16,297
     279    Garmin Ltd. (G)...................................      20,630
      60    Google, Inc. (D)..................................      31,455
     343    Hewlett-Packard Co. ..............................      15,287
     398    Hologic, Inc. (D)(G)..............................      21,986
      87    Leap Wireless International, Inc. (D).............       7,343
     240    McAfee, Inc. (D)..................................       8,430
     178    NII Holdings, Inc. Class B (D)....................      14,372
     486    NVIDIA Corp. (D)..................................      20,089
   1,339    O2Micro International Ltd. ADR (D)................      14,825
   1,307    Oracle Corp. (D)..................................      25,765

The accompanying notes are an integral part of these financial statements.

 HARTFORD GROWTH OPPORTUNITIES HLS FUND

 JUNE 30, 2007 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                  MARKET
 SHARES                                                         VALUE (W)
---------                                                       ----------
COMMON STOCK -- (CONTINUED)
            TECHNOLOGY -- (CONTINUED)
     634    Red Hat, Inc. (D).................................  $   14,114
     116    Research In Motion Ltd. (D).......................      23,239
      11    Spreadtrum Communications, Inc. (D)...............         166
     652    VeriFone Holdings, Inc. (D)(G)....................      22,972
     268    Verint Systems, Inc. (D)..........................       8,385
                                                                ----------
                                                                   431,507
                                                                ----------
            TRANSPORTATION -- 1.3%
     239    General Dynamics Corp. ...........................      18,663
                                                                ----------
            UTILITIES -- 1.2%
     428    Suntech Power Holdings Co., Ltd. ADR (D)(G).......      15,612
      19    Veolia Environment S.A. (Q).......................       1,529
                                                                ----------
                                                                    17,141
                                                                ----------
            Total common stock
              (cost $1,148,806)...............................  $1,423,970
                                                                ----------
PRINCIPAL
 AMOUNT
---------
 SHORT-TERM INVESTMENTS -- 16.4%
            REPURCHASE AGREEMENTS -- 2.5%
            Banc of America Securities Joint Repurchase
              Agreement (maturing on 07/02/2007 in the amount
              of $47, collateralized by U.S. Treasury Note,
              12.00%, 2013, value of $48)
$     47      4.25% dated 07/02/2007..........................  $       47
            Banc of America Securities TriParty Joint
              Repurchase Agreement (maturing on 07/02/2007 in
              the amount of $6,887, collateralized by FNMA,
              5.00%, 2035, value of $7,022)
   6,884      5.36% dated 07/02/2007..........................       6,884
            Deutsche Bank Securities TriParty Joint Repurchase
              Agreement (maturing on 07/02/2007 in the amount
              of $18,277, collateralized by FHLMC,
              4.50% -- 6.50%, 2019 -- 2037, value of $18,635)
  18,269      5.36% dated 07/02/2007..........................      18,269
            UBS Securities, Inc. TriParty Joint Repurchase
              Agreement (maturing on 07/02/2007 in the amount
              of $11,302, collateralized by FNMA,
              4.50% -- 6.50%, 2020 -- 2037, value of $11,523)
  11,297      5.37% dated 07/02/2007..........................      11,297
                                                                ----------
                                                                    36,497
                                                                ----------
                                                                 MARKET
 SHARES                                                         VALUE (W)
---------                                                       ----------
            SECURITIES PURCHASED WITH PROCEEDS FROM SECURITY
            LENDING -- 13.9%
            CASH COLLATERAL REINVESTMENT FUND:
 201,465    BNY Institutional Cash Reserve Fund...............  $  201,465
                                                                ----------
            Total short-term investments
              (cost $237,962).................................  $  237,962
                                                                ----------

            Total investments
              (cost $1,386,768) (C)...........................  114.1%   $1,661,932
            Other assets and liabilities......................  (14.1)%    (204,737)
                                                                -----    ----------
            Total net assets..................................  100.0%   $1,457,195
                                                                =====    ==========

Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 17.71% of total net assets at June 30, 2007.

  (C)At June 30, 2007, the cost of securities for federal income tax purposes was $1,390,490 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

      Unrealized Appreciation........................  $279,693
      Unrealized Depreciation........................    (8,251)
                                                       --------
      Net Unrealized Appreciation....................  $271,442
                                                       ========

  # This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.

 (A) The aggregate value of securities valued in good faith at fair value by, or under the direction of, the Funds' Board of Directors at June 30, 2007, was $41,540, which represents 2.85% of total net assets.

  (D)Currently non-income producing.

 (G) Security is partially on loan at June 30, 2007.

  (Q)The cost of securities purchased on a when-issued or delayed delivery basis at June 30, 2007 was $1,309.

  (W)See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

 HARTFORD MONEY MARKET HLS FUND

 SCHEDULE OF INVESTMENTS
 JUNE 30, 2007 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

PRINCIPAL                                                         MARKET
 AMOUNT                                                         VALUE (W)
---------                                                       ----------
 SHORT-TERM INVESTMENTS -- 100.0%
            CONSUMER STAPLES -- 1.0%
            Alcoa, Inc.
 $21,900    5.27%, 07/11/2007.................................  $   21,868
                                                                ----------
            FINANCE -- 99.0%
            Alliance & Leicester plc
  26,800      5.30%, 11/06/2007...............................      26,310
  27,400      5.32%, 11/06/2007...............................      26,891
            American Express Credit Corp.
  25,000      5.26%, 07/05/2007...............................      24,985
  27,300      5.27%, 08/27/2007...............................      27,074
            American General Finance Corp.
  27,350      5.26%, 09/11/2007...............................      27,065
  26,500      5.30%, 07/10/2007...............................      26,465
  13,200      5.48%, 01/18/2008 (L)...........................      13,209
            American Honda Finance Corp.
  22,460      5.33%, 07/02/2007...............................      22,457
  52,800      5.33%, 08/08/2007 -- 05/12/2008 (I)(L)..........      52,800
            Amsterdam Funding Corp.
  35,200      5.27%, 07/18/2007...............................      35,113
  35,200      5.28%, 08/07/2007...............................      35,010
            Bank of America Corp.
  24,500      5.23%, 07/20/2007...............................      24,432
  25,450      5.28%, 09/19/2007...............................      25,155
  26,500      5.42%, 11/08/2007 (L)...........................      26,500
            Barton Capital Corp.
  35,200      5.27%, 07/12/2007...............................      35,143
  37,200      5.29%, 08/03/2007...............................      37,021
            Bear Stearns & Co., Inc.
  26,600      5.29%, 07/10/2007...............................      26,565
  22,000      5.31%, 07/11/2008 (L)...........................      22,000
            Bradford & Bingley plc
  23,000      5.28%, 09/04/2007...............................      22,784
  21,800      5.31%, 10/22/2007...............................      21,450
            Britannia Building Society
  22,850      5.27%, 08/02/2007...............................      22,745
            Cafco LLC
  33,250      5.25%, 07/24/2007...............................      33,139
  37,100      5.27%, 07/24/2007...............................      36,975
            Caterpillar Financial Services Corp.
  44,000      5.37%, 07/27/2007 (L)...........................      44,001
            Citibank NA
  30,600      5.32%, 09/21/2007...............................      30,600
            Citigroup Funding, Inc.
  23,000      5.26%, 08/27/2007...............................      22,810
  25,450      5.28%, 09/12/2007...............................      25,181
            Countrywide Financial Corp.
  25,600      5.40%, 07/09/2007...............................      25,569
  26,500      5.42%, 07/02/2007...............................      26,496
            Danske Bank
  29,750      5.26%, 09/10/2007...............................      29,444
  22,000      5.29%, 07/18/2008 (I)(L)........................      22,000
            General Electric Capital Corp.
  28,500      5.27%, 09/21/2007...............................      28,162
  29,000      5.28%, 09/26/2007...............................      28,635
  19,400      5.28%, 07/23/2008 (L)...........................      19,400

PRINCIPAL                                                         MARKET
 AMOUNT                                                         VALUE (W)
---------                                                       ----------
            FINANCE -- (CONTINUED)
            Goldman Sachs Group, Inc.
 $26,330      5.23%, 07/26/2007...............................  $   26,235
  24,000      5.24%, 07/13/2007...............................      23,958
            HBOS Treasury Services plc
  26,440      5.31%, 07/08/2008 (I)(L)........................      26,437
            HSBC Finance Corp.
  29,300      5.26%, 08/20/2007...............................      29,088
  22,500      5.33%, 07/03/2008 (L)...........................      22,500
            JP Morgan Chase & Co.
  26,200      5.29%, 07/02/2008 (L)...........................      26,200
            Lehman Brothers Holdings, Inc.
  22,000      5.35%, 06/27/2008 (L)...........................      22,000
            Merrill Lynch & Co., Inc.
  24,000      5.29%, 07/27/2007 (L)...........................      24,000
  22,000      5.30%, 07/23/2008 (L)...........................      22,000
  29,000      5.48%, 06/26/2008 (L)...........................      29,014
            Morgan Stanley Dean Witter, Inc.
  20,000      5.38%, 11/29/2007 (L)...........................      20,000
  51,600      5.45%, 08/30/2007 -- 03/24/2008 (L).............      51,604
            Nationwide Building Society
  26,300      5.27%, 08/10/2007 (I)...........................      26,147
            Nordea Bank Ab
  21,700      5.31%, 07/08/2008 (I)(L)........................      21,700
            Nordea North America
  31,100      5.24%, 07/06/2007...............................      31,077
            Northern Rock plc
  25,900      5.25%, 07/11/2007...............................      25,862
  26,300      5.27%, 08/10/2007...............................      26,147
            Old Line Funding LLC
  34,200      5.24%, 07/06/2007...............................      34,175
  34,700      5.27%, 08/17/2007 (I)...........................      34,463
            Sheffield Receivables
  36,200      5.35%, 07/09/2007...............................      36,157
            Skandinaviska Enskilda Bank NY
  22,030      5.28%, 07/19/2007 (I)(L)........................      22,069
  21,600      5.32%, 07/08/2008 (I)(L)........................      21,600
            Svenska Handelsbanken Ab
  27,250      5.25%, 08/06/2007...............................      27,108
  22,000      5.29%, 07/11/2008 (I)(L)........................      22,000
            Swedbank
  26,300      5.26%, 08/09/2007...............................      26,151
  26,400      5.28%, 08/22/2007...............................      26,200
  26,300      5.34%, 10/25/2007...............................      25,855
            Toyota Motor Credit Corp.
  19,500      5.23%, 07/25/2007...............................      19,432
  53,000      5.35%, 09/24/2007 (L)...........................      53,000
            Triple A-1 Funding
  35,200      5.27%, 07/12/2007...............................      35,143
  36,200      5.28%, 07/11/2007...............................      36,147
            UBS Finance LLC
  23,000      5.23%, 08/06/2007...............................      22,880
  47,950      5.25%, 07/23/2007 -- 08/30/2007.................      47,672
   5,279      5.35%, 07/02/2007...............................       5,278
            Unilever Capital Corp.
  22,000      5.31%, 07/11/2008 (I)(L)........................      22,000

The accompanying notes are an integral part of these financial statements.

 HARTFORD MONEY MARKET HLS FUND

 JUNE 30, 2007 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

PRINCIPAL                                                         MARKET
 AMOUNT                                                         VALUE (W)
---------                                                       ----------
SHORT-TERM INVESTMENTS -- (CONTINUED)
            FINANCE -- (CONTINUED)
            Wachovia Bank NA
 $26,400      5.31%, 09/28/2007 (L)...........................  $   26,402
            Washington Mutual Bank FA
  23,600      5.30%, 08/01/2007...............................      23,600
  24,680      5.34%, 08/24/2007 (L)...........................      24,680
            Wells Fargo & Co.
  22,000      5.28%, 07/17/2008 (L)...........................      22,000
            Wells Fargo Bank NA
  25,000      5.28%, 07/02/2007...............................      25,000
            Westpac Banking Corp.
  23,800      5.23%, 08/02/2007 (I)...........................      23,691
  21,600      5.31%, 07/15/2008 (I)(L)........................      21,600
            Yorktown Capital
  34,250      5.26%, 07/16/2007...............................      34,175
  37,700      5.30%, 07/31/2007...............................      37,534
                                                                ----------
                                                                 2,163,567
                                                                ----------
            Total short-term investments
              (cost $2,185,435)...............................  $2,185,435
                                                                ----------

            Total investments
              (cost $2,185,435) (C)...........................  100.0%    $2,185,435
            Other assets and liabilities......................    0.0%           174
                                                                -----     ----------
            Total net assets..................................  100.0%    $2,185,609
                                                                =====     ==========

Note: Percentage of investments as shown is the ratio of the total market value to total net assets. The rates presented in this Schedule of Investments are yields, unless otherwise noted. Market value of investments in foreign securities represents 7.20% of total net assets at June 30, 2007.

  (C)Also represents cost for tax purposes.

  (I)Securities issued within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of
     1933, as amended, and may be sold only to qualified institutional buyers. Pursuant to guidelines adopted by the Board of Directors, these issues are determined to be liquid. The aggregate value of these securities at June 30, 2007, was $316,507, which represents 14.48% of total net assets.

  (L)Variable rate securities; the yield reported is the rate in effect at June 30, 2007.

  (W)See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

 HARTFORD SERIES FUNDS, INC. AND HARTFORD SERIES FUNDS II, INC.

 STATEMENT OF ASSETS AND LIABILITIES
 JUNE 30, 2007 (UNAUDITED) (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                                           HARTFORD
                                                                  HARTFORD                  GROWTH                  HARTFORD
                                                               GLOBAL GROWTH            OPPORTUNITIES             MONEY MARKET
                                                                 HLS FUND++                HLS FUND                 HLS FUND
                                                              ----------------         ----------------         ----------------
ASSETS:
  Investments in securities, at value; (amortized cost for
    Money Market)@..........................................     $1,470,951               $1,661,932               $2,185,435
  Cash......................................................          1,366                   10,105                    5,592
  Foreign currency on deposit with custodian#...............            165                       --                       --
  Unrealized appreciation on forward foreign currency
    contracts...............................................             14                       --                       --
  Unrealized appreciation on forward bonds..................             --                       --                       --
  Receivables:
    Investment securities sold..............................         26,014                   20,968                       --
    Fund shares sold........................................            401                    3,563                    6,046
    Dividends and interest..................................          1,278                      352                    2,531
    Variation margin........................................             --                       --                       --
  Purchased options and swap contracts......................             --                       --                       --
  Other assets..............................................              6                       90                       35
                                                                 ----------               ----------               ----------
Total assets................................................      1,500,195                1,697,010                2,199,639
                                                                 ----------               ----------               ----------
LIABILITIES:
  Unrealized depreciation on forward foreign currency
    contracts...............................................              4                       --                       --
  Unrealized depreciation on forward bonds..................             --                       --                       --
  Bank overdraft -- U.S. Dollars............................             --                       --                       --
  Bank overdraft -- foreign cash............................             --                        1                       --
  Payable upon return of securities loaned..................        231,437                  201,465                       --
  Payables:
    Investment securities purchased.........................         19,515                   37,354                    5,276
    Fund shares redeemed....................................            999                      822                    8,552
    Variation margin........................................             --                       --                       --
    Investment management and advisory fees.................             67                       96                       59
    Administrative fee......................................             27                       --                       48
    Distribution fees.......................................              8                        6                       10
  Accrued expenses..........................................             73                       71                       85
  Written options and swap contracts........................             --                       --                       --
                                                                 ----------               ----------               ----------
Total liabilities...........................................        252,130                  239,815                   14,030
                                                                 ----------               ----------               ----------
Net assets..................................................     $1,248,065               $1,457,195               $2,185,609
                                                                 ==========               ==========               ==========
SUMMARY OF NET ASSETS:
Capital stock and paid-in-capital...........................     $  939,756               $1,067,331               $2,185,609
Accumulated undistributed (distribution in excess of) net
  investment income (loss)..................................         (1,281)                     269                       --
Accumulated net realized gain (loss) on investments and
  foreign currency transactions.............................         53,796                  114,439                       --
Unrealized appreciation (depreciation) of investments and
  the translations of assets and liabilities denominated in
  foreign currency..........................................        255,794                  275,156                       --
                                                                 ----------               ----------               ----------
Net assets..................................................     $1,248,065               $1,457,195               $2,185,609
                                                                 ==========               ==========               ==========
Shares authorized...........................................      3,400,000                  700,000                7,000,000
                                                                 ----------               ----------               ----------
Par value...................................................     $    0.001               $    0.001               $    0.001
                                                                 ----------               ----------               ----------
CLASS IA: Net asset value per share.........................     $    21.57               $    34.37               $     1.00
                                                                 ----------               ----------               ----------
         Shares outstanding.................................         44,458                   35,832                1,805,303
                                                                 ----------               ----------               ----------
         Net assets.........................................     $  958,786               $1,231,625               $1,805,303
                                                                 ----------               ----------               ----------
CLASS IB: Net asset value per share.........................     $    21.46               $    34.06               $     1.00
                                                                 ----------               ----------               ----------
         Shares outstanding.................................         13,482                    6,623                  380,306
                                                                 ----------               ----------               ----------
         Net assets.........................................     $  289,279               $  225,570               $  380,306
                                                                 ----------               ----------               ----------
@ Cost of securities........................................     $1,215,154               $1,386,768               $2,185,435
                                                                 ----------               ----------               ----------
@ Market value of securities on loan........................     $  223,422               $  196,919               $       --
                                                                 ----------               ----------               ----------
# Cost of foreign currency on deposit with custodian........     $      165               $       --               $       --
                                                                 ----------               ----------               ----------

++  Prior to July 27, 2007, the Fund was known as Hartford Global Leaders HLS
    Fund.

 HARTFORD SERIES FUND, INC. AND HARTFORD HLS SERIES FUND II, INC.

 STATEMENTS OF OPERATIONS
 FOR THE SIX-MONTH PERIOD ENDED JUNE 30, 2007 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                                           HARTFORD
                                                                  HARTFORD                  GROWTH                  HARTFORD
                                                               GLOBAL GROWTH            OPPORTUNITIES             MONEY MARKET
                                                                 HLS FUND++                HLS FUND                 HLS FUND
                                                              ----------------         ----------------         ----------------
INVESTMENT INCOME:
  Dividends.................................................      $  6,578                 $  3,977                 $    --
  Interest..................................................           252                      550                  52,995
  Securities lending........................................           383                      266                      --
  Less: Foreign tax withheld................................          (648)                    (129)                     --
                                                                  --------                 --------                 -------
    Total investment income, net............................         6,565                    4,664                  52,995
                                                                  --------                 --------                 -------
EXPENSES:
  Investment management and advisory fees...................         3,009                    4,064                   2,456
  Administrative services fees..............................         1,212                       --                   1,973
  Distribution fees -- Class IB.............................           348                      255                     425
  Custodian fees............................................            14                       60                       1
  Accounting services.......................................            91                       --                     148
  Board of Directors' fees..................................            10                        9                      13
  Other expenses............................................           107                      110                     157
                                                                  --------                 --------                 -------
    Total expenses (before waivers and fees paid
      indirectly)...........................................         4,791                    4,498                   5,173
  Expense waivers...........................................            --                       --                    (493)
  Commission recapture......................................           (31)                     (89)                     --
  Custodian fee offset......................................            (2)                     (14)                     (1)
                                                                  --------                 --------                 -------
    Total waivers and fees paid indirectly..................           (33)                    (103)                   (494)
                                                                  --------                 --------                 -------
    Total expenses, net.....................................         4,758                    4,395                   4,679
                                                                  --------                 --------                 -------
  Net investment income (loss)..............................         1,807                      269                  48,316
                                                                  --------                 --------                 -------
NET REALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES, OPTIONS
  AND SWAP CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS:
  Net realized gain (loss) on investments...................        63,509                  118,199                       9
  Net realized gain (loss) on futures, written options and
    swap contracts..........................................            --                       --                      --
  Net realized gain (loss) on foreign currency
    transactions............................................           (70)                     (39)                     --
                                                                  --------                 --------                 -------
NET REALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES, OPTIONS
  AND SWAP CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS:.....        63,439                  118,160                       9
                                                                  --------                 --------                 -------
NET CHANGES IN UNREALIZED APPRECIATION (DEPRECIATION) OF
  INVESTMENTS, FUTURES, OPTIONS AND SWAP CONTRACTS AND
  FOREIGN CURRENCY TRANSACTIONS:
  Net unrealized appreciation (depreciation) of
    investments.............................................        53,908                   88,001                      --
  Net unrealized appreciation (depreciation) of futures,
    written options and swap contracts......................            --                       --                      --
  Net unrealized appreciation (depreciation) on translation
    of other assets and liabilities in foreign currencies...           (13)                      (8)                     --
                                                                  --------                 --------                 -------
NET CHANGES IN UNREALIZED APPRECIATION (DEPRECIATION) OF
  INVESTMENTS, FUTURES, OPTIONS AND SWAP CONTRACTS AND
  FOREIGN CURRENCY TRANSACTIONS.............................        53,895                   87,993                      --
                                                                  --------                 --------                 -------
NET GAIN (LOSS) ON INVESTMENTS, FUTURES, OPTIONS AND SWAP
  CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS:..............       117,334                  206,153                       9
                                                                  --------                 --------                 -------
PAYMENT FROM (TO) AFFILIATE (SEE NOTE 3G IN ACCOMPANYING
  NOTES TO FINANCIAL STATEMENTS)............................            --                       --                      --
                                                                  --------                 --------                 -------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS................................................      $119,141                 $206,422                 $48,325
                                                                  ========                 ========                 =======

++  Prior to July 27, 2007, the Fund was known as Hartford Global Leaders HLS
    Fund.

The accompanying notes are an integral part of these financial statements.

                      (This page intentionally left blank)

 HARTFORD SERIES FUND, INC. AND HARTFORD HLS SERIES FUND II, INC.

 STATEMENTS OF CHANGES IN NET ASSETS
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                             HARTFORD
                                                                          GLOBAL GROWTH
                                                                            HLS FUND #
                                                              --------------------------------------
                                                              FOR THE SIX-MONTH
                                                                PERIOD ENDED         FOR THE YEAR
                                                                JUNE 30, 2007            ENDED
                                                                 (UNAUDITED)       DECEMBER 31, 2006
                                                              -----------------    -----------------
OPERATIONS:
  Net investment income (loss)..............................     $    1,807           $    5,144
  Net realized gain (loss) on investments, futures, options
    and swap contracts and foreign currency transactions....         63,439               80,164
  Net unrealized appreciation (depreciation) of investments, futures, options and swap contracts and foreign currency
    transactions............................................         53,895               70,989
  Payment from (to) affiliate...............................             --                3,344
                                                                 ----------           ----------
  Net increase (decrease) in net assets resulting from
    operations..............................................        119,141              159,641
                                                                 ----------           ----------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income
    Class IA................................................           (509)              (7,210)
    Class IB................................................           (154)              (1,211)
  From net realized gain on investments
    Class IA................................................        (25,255)             (50,448)
    Class IB................................................         (7,644)             (15,059)
                                                                 ----------           ----------
    Total distributions.....................................        (33,562)             (73,928)
                                                                 ----------           ----------
CAPITAL SHARE TRANSACTIONS:
    Class IA
      Sold..................................................         23,354               75,692
      Issued on reinvestment of distributions...............         25,764               57,658
      Redeemed..............................................        (98,812)            (192,502)
                                                                 ----------           ----------
    Total capital share transactions........................        (49,694)             (59,152)
                                                                 ----------           ----------
    Class IB
      Sold..................................................         10,555               21,219
      Issued on reinvestment of distributions...............          7,798               16,270
      Redeemed..............................................        (28,714)             (57,098)
                                                                 ----------           ----------
    Total capital share transactions........................        (10,361)             (19,609)
                                                                 ----------           ----------
  Net increase (decrease) from capital share transactions...        (60,055)             (78,761)
                                                                 ----------           ----------
  Net increase (decrease) in net assets.....................         25,524                6,952
NET ASSETS:
  Beginning of period.......................................      1,222,541            1,215,589
                                                                 ----------           ----------
  End of period.............................................     $1,248,065           $1,222,541
                                                                 ==========           ==========
Accumulated undistributed (distribution in excess of) net
  investment income (loss)..................................     $   (1,281)          $   (2,425)
                                                                 ==========           ==========
SHARES:
    Class IA
      Sold..................................................          1,119                3,866
      Issued on reinvestment of distributions...............          1,187                2,895
      Redeemed..............................................         (4,750)              (9,779)
                                                                 ----------           ----------
    Total share activity....................................         (2,444)              (3,018)
                                                                 ----------           ----------
    Class IB
      Sold..................................................            507                1,077
      Issued on reinvestment of distributions...............            361                  819
      Redeemed..............................................         (1,389)              (2,902)
                                                                 ----------           ----------
    Total share activity....................................           (521)              (1,006)
                                                                 ----------           ----------

++  Prior to July 27, 2007, the Fund was known as Hartford Global Leaders HLS
    Fund.

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

                   HARTFORD                                  HARTFORD
             GROWTH OPPORTUNITIES                          MONEY MARKET
                   HLS FUND                                  HLS FUND
    --------------------------------------    --------------------------------------
    FOR THE SIX-MONTH                         FOR THE SIX-MONTH
      PERIOD ENDED         FOR THE YEAR         PERIOD ENDED         FOR THE YEAR
      JUNE 30, 2007            ENDED            JUNE 30, 2007            ENDED
       (UNAUDITED)       DECEMBER 31, 2006       (UNAUDITED)       DECEMBER 31, 2006
    -----------------    -----------------    -----------------    -----------------
       $      269           $    8,419           $   48,316           $   81,038
          118,160              124,794                    9                    1
           87,993                3,805                   --                   --
               --                1,098                   --                   --
       ----------           ----------           ----------           ----------
          206,422              138,116               48,325               81,039
       ----------           ----------           ----------           ----------
             (330)              (8,100)             (40,340)             (67,958)
              (59)                (884)              (7,976)             (13,080)
          (24,436)            (108,948)                  (7)                  (1)
           (4,513)             (19,575)                  (2)                  --
       ----------           ----------           ----------           ----------
          (29,338)            (137,507)             (48,325)             (81,039)
       ----------           ----------           ----------           ----------
           60,317              188,777              956,254            1,780,507
           24,766              117,049               40,174               68,099
         (107,417)            (216,061)            (749,558)          (1,644,009)
       ----------           ----------           ----------           ----------
          (22,334)              89,765              246,870              204,597
       ----------           ----------           ----------           ----------
           22,644               49,911              194,693              300,900
            4,572               20,458                7,944               13,111
          (26,158)             (51,438)            (142,257)            (258,125)
       ----------           ----------           ----------           ----------
            1,058               18,931               60,380               55,886
       ----------           ----------           ----------           ----------
          (21,276)             108,696              307,250              260,483
       ----------           ----------           ----------           ----------
          155,808              109,305              307,250              260,483
        1,301,387            1,192,082            1,878,359            1,617,876
       ----------           ----------           ----------           ----------
       $1,457,195           $1,301,387           $2,185,609           $1,878,359
       ==========           ==========           ==========           ==========
       $      269           $      389           $       --           $       --
       ==========           ==========           ==========           ==========
            1,867                6,073              956,254            1,780,507
              715                3,934               40,174               68,099
           (3,378)              (7,054)            (749,558)          (1,644,009)
       ----------           ----------           ----------           ----------
             (796)               2,953              246,870              204,597
       ----------           ----------           ----------           ----------
              709                1,621              194,693              300,900
              133                  693                7,944               13,111
             (835)              (1,706)            (142,257)            (258,125)
       ----------           ----------           ----------           ----------
                7                  608               60,380               55,886
       ----------           ----------           ----------           ----------

 HARTFORD SERIES FUND, INC. AND HARTFORD HLS SERIES FUND II, INC.

 NOTES TO FINANCIAL STATEMENTS
 JUNE 30, 2007 (UNAUDITED)
 ($000'S OMITTED)
--------------------------------------------------------------------------------
1.  ORGANIZATION:

    The Hartford HLS Funds serve as underlying investment vehicles for certain variable annuity and variable life insurance separate accounts of Hartford Life Insurance Company ("HLIC") and its affiliates and certain qualified retirement plans. Certain Hartford HLS Funds may also serve as underlying investment options for certain variable annuity and variable life insurance separate accounts of other insurance companies. Owners of variable annuity contracts and policy holders of variable life insurance contracts may choose the funds permitted in the accompanying variable insurance contract prospectus. In addition, participants in certain qualified retirement plans may choose the funds permitted by their plans.

    Hartford Series Fund, Inc. is comprised of twenty-six portfolios, each a "Fund" or together the "Funds" (two are included in these financial statements; they are Hartford Global Growth HLS Fund and Hartford Money Market HLS Fund) and Hartford Series Fund II, Inc. is comprised of eight portfolios, each a "Fund" or together the "Funds", (one is included in these financial statements; it is Hartford Growth Opportunities HLS Fund) (the "Companies"). The Companies are organized under the laws of the State of Maryland and are registered with the Securities and Exchange Commission
    (SEC) under the Investment Company Act of 1940 ("1940 Act"), as diversified open-end management investment companies.

    Each Fund is divided into Class IA and IB shares. Each class is offered at net asset value without a sales charge and is subject to the same expenses, except that the Class IB shares are subject to distribution fees charged pursuant Distribution and Service Plans. These Distribution and Service Plans have been adopted in accordance with Rule 12b-1 of the 1940 Act.

    Prior to July 27, 2007, Hartford Global Growth HLS Fund was know as Hartford Global Leaders HLS Fund.

    Indemnifications -- Under the Companies' organizational documents, their directors and officers are indemnified against certain liabilities arising out of the performance of their duties to the Companies. In addition, the Companies, on behalf of the Funds, enter into contracts that contain a variety of indemnifications. The Funds' maximum exposure under these arrangements is unknown. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

2.  SIGNIFICANT ACCOUNTING POLICIES:

    The following is a summary of significant accounting policies of the Funds, which are in accordance with U.S. accounting principles generally accepted in the investment company industry:

    a) Security Transactions -- Security transactions are recorded for on the trade date (the date the order to buy or sell is executed). Security gains and losses are determined on the basis of identified cost.

    b) Security Valuation and Investment Income -- Except for Hartford Money Market HLS Fund, the Funds generally use market prices in valuing portfolio securities. If market quotations are not readily available or are deemed unreliable, a Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of that Fund's Board of Directors. Market prices may be deemed unreliable, for example, if a security is thinly traded or if an event has occurred after the close of the exchange on which a portfolio security is principally traded but before the close of the New York Stock Exchange (the "Exchange") (normally 4:00 p.m. Eastern Time, referred to as the "Valuation Time") that is expected to affect the value of the portfolio security. The circumstances in which a Fund may use fair value pricing include, among others: (i) the occurrence of events that are significant to a particular issuer, such as mergers, restructuring or defaults; (ii) the occurrence of events that are significant to an entire market, such as natural disasters in a particular region or governmental actions; (iii) trading restrictions on securities; (iv) thinly traded securities and (v) market events such as trading halts and early market closings. In addition, with respect to the valuation of securities principally traded on foreign markets, each Fund uses a fair value pricing service approved by that Fund's Board of Directors which employs quantitative models to adjust for "stale" prices caused by the movement of other markets and other factors occurring after the close of the foreign markets but before the close of the Exchange. Securities that are principally traded on foreign markets may trade on days that are not business days of the Funds. Because the NAV of each Fund's shares is determined only on business days of the Funds, the value of the portfolio securities of a Fund that invests in foreign securities may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Funds may cause the net asset value of their respective shares to differ significantly from the net asset value that would have been calculated using market prices at the close of the exchange on which a portfolio security is principally traded but before the close of the Exchange. There can be no assurance that any Fund could obtain the fair value assigned to a security if the Fund were to sell the security at approximately the time at which that Fund determines its NAV per share.

        Debt securities (other than short-term investments and senior floating rate interests), held by the Fund are valued on the basis of valuations furnished by an unaffiliated pricing service which determines valuations for normal institutional size trading units of debt securities. Senior floating rate interests generally trade in over-the-counter markets and are priced through an unaffiliated pricing service utilizing independent market quotations from loan dealers of financial institutions. Securities for which prices are not available from an independent pricing service, but where an active market exists, are valued using market quotations obtained from one or more dealers that make markets in the securities or from a widely-used quotation system in accordance with procedures established by that Fund's Board of Directors. Generally, each Fund may use fair valuation in regards to debt securities when a Fund holds defaulted or distressed securities or securities in a company in which reorganization is pending. Short-term investments with a maturity of more than 60 days when purchased are valued based on market quotations until the remaining days to maturity become less than 61 days. Hartford Money Market HLS Fund's investments and investments that mature in 60 days or less are valued at amortized cost, which approximates market value.

        Exchange traded equity securities shall be valued at the last reported sale price on the exchange or market on which the security is primarily traded (the "Primary Market") at the Valuation Time. If the security did not trade on the Primary Market, it may be valued at the Valuation Time at the last reported sale price on another exchange where it trades. The value of an equity security not traded on any exchange but traded on the Nasdaq Stock Market, Inc. System ("Nasdaq") or another over-the-counter ("OTC") market shall be valued at the last reported sale price or official closing price on the exchange or market on which the security is traded as of the Valuation Time. If it is not possible to

--------------------------------------------------------------------------------

       determine the last reported sale price or official closing price on the relevant exchange or market at the Valuation Time, the value of the security shall be taken to be the most recent bid quotation on such exchange or market at the Valuation Time.

        Securities of foreign issuers and non-dollar securities are translated from the local currency into U.S. dollars using prevailing exchange rates.

        Options contracts on securities, currencies, indexes, futures contracts, commodities and other instruments shall be valued at their most recent sales price at the Valuation Time on the Primary Market on which the instrument is traded. If the instrument did not trade on the Primary Market, it may be valued at the most recent sales price at the Valuation Time on another exchange or market where it did trade.

        Futures contracts shall be valued at the final settlement price reported by the applicable futures exchange. If there were no trades as of the valuation day, then the contract shall be valued at the closing bid price as of the Valuation Time.

        Financial instruments for which prices are not available from an independent pricing service, but where an active market exists, are valued using market quotations obtained from one or more dealers that make markets in securities or from a widely-used quotation system in accordance with procedures established by that Fund's Board of Directors.

        A forward currency contract shall be valued based on the price of the underlying currency at the prevailing interpolated exchange rate, which is a combination of the spot currency rate and the forward currency rate. Spot currency rates and forward currency rates are obtained from an independent pricing service on a daily basis not more than one hour before the Valuation Time. In the event that the applicable pricing service cannot provide the spot currency rates and forward currency rates in a timely fashion, such rates may be obtained from a widely-used quotation system in accordance with procedures established by that Fund's Board of Directors.

        Swaps and other derivative or contractual type instruments shall be valued using market prices if such instruments trade on an exchange or market. If such instruments do not trade on an exchange or market, such instruments shall be valued at a price at which the counterparty to such contract would repurchase the instrument. In the event that the counterparty cannot provide a price, such valuation may be determined in accordance with procedures established by the Fund's Board of Directors.

        Dividend income is accrued as of the ex-dividend date, except that certain dividends for foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the dividend in the exercise of reasonable diligence. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis. Income and capital gain distributions from Underlying Funds are recorded on ex-dividend date.

    c) Foreign Currency Transactions -- The accounting records of the Funds are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at the prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

        The Funds do not isolate that portion of portfolio security valuation resulting from fluctuations in the foreign currency exchange rates on portfolio securities from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included within the net realized and unrealized gain or loss on investments in the accompanying financial statements.

        Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

    d) Securities Lending -- The Funds, except for Hartford Money Market HLS Fund, may lend their securities to certain qualified brokers who pay these Funds negotiated lender fees. The loans are fully collateralized at all times with cash, and/or U.S. Government Securities and/or repurchase agreements. The cash collateral is then invested in short-term money market instruments. The repurchase agreements are fully collateralized by U.S. Government Securities. The adequacy of the collateral for securities on loan is monitored on a daily basis. For instances where the market value of collateral falls below the market value of the securities out on loan, such collateral is supplemented on the following day. As with other extensions of credit, these Funds may bear the risk of delay in recovery of loaned securities or even loss of rights in the collateral should the borrower of the securities fail financially.

    e) Joint Trading Account -- Pursuant to an exemptive order issued by the SEC, the Funds may transfer uninvested cash balances into a joint trading account managed by Hartford Investment Management Company ("Hartford Investment Management"), a wholly-owned subsidiary of The Hartford Financial Services Group, Inc., ("The Hartford") or Wellington Management Company LLP ("Wellington"). These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

    f) Repurchase Agreements -- A repurchase agreement is an agreement by which the seller of a security agrees to repurchase the security sold at a mutually agreed upon time and price. At the time the Funds enter into a repurchase agreement, the value of the underlying collateral security(ies), including accrued interest, will be equal to or exceed the value of the repurchase agreement. Securities that serve to collateralize the repurchase agreement are held by each Fund's custodian in book entry or physical form in the custodial account of the Funds or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest receivable.

    g) Reverse Repurchase Agreements -- Each Fund, except Hartford Index HLS Fund, may also enter into reverse repurchase agreements. Reverse repurchase agreements involve sales by a Fund of portfolio assets concurrently with an agreement by a Fund to repurchase the same assets at a later date at a fixed price. Reverse repurchase agreements carry the risk that the market value of the securities which a Fund is obligated to repurchase may decline below the repurchase price. A reverse repurchase agreement is viewed as a collateralized borrowing by a Fund. Borrowing magnifies the potential for gain or loss on the portfolio securities of a Fund and, therefore, increases the possibility of fluctuation in a Fund's net asset value. None of the Funds had outstanding reverse repurchase agreements as of June 30, 2007.

    h) Futures and Options Transactions -- Certain Funds may invest in futures and options contracts in order to gain exposure to or protect against changes in the market. A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date. When

 HARTFORD SERIES FUND, INC. AND HARTFORD HLS SERIES FUND II, INC.

 NOTES TO FINANCIAL STATEMENTS
 JUNE 30, 2007 (UNAUDITED)
 ($000'S OMITTED)
--------------------------------------------------------------------------------

       the Funds enter into futures contracts, they are required to deposit with a futures commission merchant an amount of "initial margin" of cash, commercial paper or U.S. Treasury Bills. Subsequent payments, called maintenance margin, to and from the broker, are made on a daily basis as the price of the underlying security fluctuates, making the long and short positions in the futures contract more or less valuable (i.e., mark-to-market), which results in an unrealized gain or loss to the Funds.

        At any time prior to the expiration of the futures contract, a Fund may close the position by taking an opposite position, which would effectively terminate the position in the futures contract. A final determination of maintenance margin is then made, additional cash is required to be paid by or released to the Funds and the Funds realize a gain or loss.

        The use of futures contracts involve elements of market risk, which may exceed the amounts recognized in the Statement of Assets and Liabilities. Changes in the value of the futures contracts may decrease the effectiveness of the Funds' strategies and potentially result in loss. Certain Funds, as shown in the Schedule of Investments, had outstanding futures contracts as of June 30, 2007.

        The premium paid by the Fund is for the purchase of a call or put option is included in the Funds' Statement of Assets and Liabilities as an investment and subsequently "marked-to-market" through net unrealized appreciation (depreciation) of options to reflect the current market value of the option as of the end of the reporting period.

        The Funds may write covered options. "Covered" means that so long as the Fund is obligated as the writer of an option, it will own either the underlying securities or currency or an option to purchase or sell the same underlying securities or currency having an expiration date of the covered option and an exercise price equal to or less than the exercise price of the covered option, or will establish or maintain with its custodian for the term of the option a "segregated account" consisting of cash or other liquid securities having a value equal to or greater than the fluctuating market value of the option securities or currencies. A Fund receives a premium for writing a call or put option, which is recorded on the Funds' Statement of Assets and Liabilities. There is a risk of loss from a change in the value of such options, which may exceed the related premiums received. The Funds had no transactions involving written option contracts during the six-month period ended June 30, 2007.

    i) Forward Foreign Currency Contracts -- For the six-month period ended June 30, 2007, certain Funds, as shown in the Schedule of Investments, entered into forward foreign currency contracts that obligate the Funds to repurchase/replace or sell currencies at specified future dates. The Funds enter into forward foreign currency contracts to hedge against adverse fluctuations in exchange rates between currencies.

        Forward foreign currency contracts involve elements of market risk in excess of the amount reflected in the Statement of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar.

    j) Indexed Securities -- The Funds may invest in indexed securities whose values are linked to changes in interest rates, indices, or other underlying instruments. The Funds use these securities to increase or decrease their exposure to different underlying instruments and to gain exposure to markets that might be difficult to invest in using conventional securities. Indexed securities may be more volatile than their underlying instruments, but any loss is limited to the amount of the original investment and there may be a limit to the potential appreciation of the investment. No Funds had investments in indexed securities, as of June 30, 2007.

    k) (1) Federal Income Taxes -- For federal income tax purposes, the Funds intend to continue to qualify as regulated investment companies under Subchapter M of the Internal Revenue Code (IRC) by distributing substantially all of their taxable net investment income and net realized capital gains to their shareholders and otherwise complying with the requirements of regulated investment companies. The Funds have distributed substantially all of their income and capital gains in prior years and each Fund intends to distribute substantially all of its income and gains prior to the next fiscal year end. Accordingly, no provision for federal income taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

    k) (2) The tax character of distributions paid for the periods indicated is as follows (as adjusted for dividends payable):

                                                                         FOR THE YEAR ENDED           FOR THE YEAR ENDED
                                                                          DECEMBER 31, 2006            DECEMBER 31, 2005
                                                                      -------------------------    -------------------------
                                                                      ORDINARY      LONG-TERM      ORDINARY      LONG-TERM
        FUND                                                           INCOME     CAPITAL GAINS     INCOME     CAPITAL GAINS
        ----                                                          --------    -------------    --------    -------------
        Hartford Global Growth HLS Fund.............................  $29,720        $44,208       $ 8,693        $    --
        Hartford Growth Opportunities HLS Fund......................   48,149         89,358         1,991         73,463
        Hartford Money Market HLS Fund..............................   81,039             --        45,001             --

        As of December 31, 2006, the components of distributable earnings (deficit) on a tax basis were as follows:

                                                                                                                        TOTAL
                                              UNDISTRIBUTED    UNDISTRIBUTED     ACCUMULATED       UNREALIZED       DISTRIBUTABLE
                                                ORDINARY         LONG-TERM      CAPITAL GAINS     APPRECIATION        EARNINGS
        FUND                                     INCOME        CAPITAL GAIN       (LOSSES)*      (DEPRECIATION)@      (DEFICIT)
        ----                                  -------------    -------------    -------------    ---------------    -------------
        Hartford Global Growth HLS Fund.....     $14,597          $18,965           $(389)          $189,557          $222,730
        Hartford Growth Opportunities HLS
          Fund..............................      17,980           11,359              --            183,441           212,780

         * Certain Funds had capital loss carryforwards that are identified in
           Note 2 (k) (4).
        @ The differences between book-basis and tax-basis unrealized appreciation (depreciation) are attributable primarily to the tax deferral of wash sales losses, the mark-to-market adjustment for certain derivatives in accordance with IRC Sec. 1256, mark-to-market for Passive Foreign Investment Companies and basis differences in real estate investment trusts.

--------------------------------------------------------------------------------

    k)  (3) Reclassification of Capital Accounts:

        In accordance with American Institute of Certified Public Accountants Statement of Position 93-2, Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies, the Funds have recorded several reclassifications in their capital accounts. These reclassifications had no impact on the net asset value per share of the Funds and are designed generally to present accumulated undistributed (distribution in excess of) net investment income and accumulated net realized gains (losses) on investments on a tax basis which is considered to be more informative to a shareholder. The reclassifications are a result of permanent differences between GAAP and tax accounting for such items as foreign currency, distributions representing a return of capital, class action settlements received, expiration of capital loss carryforwards and net operating losses that reduce capital gain distribution requirements. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Funds' distributions may be shown in the accompanying Statements of Changes in Net Assets as from net investment income, from net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended December 31, 2006, the Funds recorded the following reclassifications to increase (decrease) the accounts listed below.

                                                                      UNDISTRIBUTED      ACCUMULATED       ACCUMULATED
                                                                       ACCUMULATED       NET REALIZED      NET REALIZED
                                                                      NET INVESTMENT    GAIN (LOSS) ON    GAIN (LOSS) ON
        FUND                                                          INCOME (LOSS)      INVESTMENTS       INVESTMENTS
        ----                                                          --------------    --------------    --------------
        Hartford Global Growth HLS Fund.............................      $(905)             $905              $--
        Hartford Growth Opportunities HLS Fund......................       (249)              249               --

    k)  (4) Capital Loss Carryforwards:

        At December 31, 2006 (tax year-end), the following Fund had capital loss carryforwards for U.S. Federal income tax purposes of approximately:

                                                                                   YEAR OF EXPIRATION
                                                                      ---------------------------------------------
        FUND                                                          2009    2010    2011    2012    2013    TOTAL
        ----                                                          ----    ----    ----    ----    ----    -----
        Hartford Global Growth HLS Fund.............................  $19     $370    $--     $--     $--     $389

        Based on certain provisions in the Internal Revenue Code, various limitations regarding the future utilization of Hartford Global Growth HLS Funds carryforwards may apply.

    l)  Fund Share Valuation and Dividend Distributions to
        Shareholders -- Orders for the Funds' shares are executed in accordance with the investment instructions of the contract holders or plan participants. The net asset value of each Fund's shares is determined as of the close of each business day of the Exchange. The net asset value per share is determined separately for each class of each Fund by dividing the Fund's net assets attributable to that class by the number of shares of the class outstanding. Orders for the purchase of a Fund's shares received by an insurance company or plan prior to the close of the Exchange on any day on which the Exchange is open for business are priced at the per-share net asset value determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined per-share net asset value.

        Dividends are declared pursuant to a policy adopted by the Funds' Board of Directors based upon the investment performance of the respective Funds. The policy of all Funds except Hartford Money Market HLS Fund is to pay dividends from net investment income and distribute realized capital gains, if any, at least once a year.

        Hartford Money Market HLS Fund seeks to maintain a stable net asset value per share of $1.00 by declaring a daily dividend from net investment income, including net short-term capital gains and losses, and by valuing its investments using the amortized cost method. Dividends are declared daily and distributed monthly.

        Distributions from net investment income, net realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles with respect to character and timing. These differences include the treatment of non-taxable dividends, expiring capital loss carryforwards, foreign currency gains and losses, losses deferred due to wash sales and excise tax regulations. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund's capital accounts (see Note 2 (k) (3)).

    m) Illiquid and Restricted Securities -- Each Fund is permitted to invest up to 15% of its net assets in illiquid securities, except for Hartford Money Market HLS Fund, which may invest up to 10% in such securities. "Illiquid Securities" are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine a Fund's net asset value per share. A Fund may not be able to sell illiquid securities or other investments when its sub-adviser considers it desirable to do so or may have to sell such securities or investments at a price that is lower than the price that could be obtained if the securities or investments were more liquid. A sale of illiquid securities or other investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid securities and investments also may be more difficult to value, due to the unavailability of reliable market quotations for such securities or investments, and investments in them may have an adverse impact on net asset value. Each Fund may also purchase certain restricted securities, that can be resold to institutions and which may be determined to be liquid pursuant to policies and guidelines established by that Fund's Board of Directors.

 HARTFORD SERIES FUND, INC. AND HARTFORD HLS SERIES FUND II, INC.

 NOTES TO FINANCIAL STATEMENTS
 JUNE 30, 2007 (UNAUDITED)
 ($000'S OMITTED)
--------------------------------------------------------------------------------

    n)  Securities Purchased on a When-Issued or Delayed-Delivery
        Basis -- Delivery and payment for securities that have been purchased by the Funds on a forward commitment or when-issued or delayed-delivery basis take place beyond the customary settlement period. During this period, such securities are subject to market fluctuations, and the Funds identify securities segregated in their records with value at least equal to the amount of the commitment. As of December 31, 2006, the Funds entered into outstanding when-issued or forward commitments as follows:

    o) Credit Risk -- Credit risk depends largely on the perceived financial health of bond issuers. In general, lower rated bonds have higher credit risk. High yield bond prices can fall on bad news about the economy, an industry or a company. The share price, yield and total return of a fund which holds securities with higher credit risk may fluctuate more than with less aggressive bond funds.

    p) Use of Estimates -- The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the year. Operating results in the future could vary from the amounts derived from management's estimates.

    q) Financial Accounting Standards Board Interpretation No. 48 -- On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" ("FIN 48"). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. Management has evaluated the implications of FIN 48 and has determined there is no impact on the Funds' financial statements.

    r) Financial Accounting Standards Board Financial Accounting Standards No. 157 -- In September 2006, FASB Issued Statement on Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"). This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. FAS 157 is effective for the Funds' financial statements issued after December 31, 2007. As of December 31, 2006, the Funds do not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain measurements reported in the Statements of Operations for a fiscal period.

3.  EXPENSES:

    a) Investment Management and Advisory Agreements -- HL Investment Advisors, LLC ("HL Advisors"), an indirect wholly-owned subsidiary of The Hartford, serves as investment manager to the Funds pursuant to investment management agreements approved by each Fund's Board of Directors and shareholders as applicable.

        The schedule below reflects the rates of compensation paid to HL Advisors for services rendered, a portion of which is used to compensate Wellington and Hartford Investment Management:

                       HARTFORD MONEY MARKET HLS FUND(1)

AVERAGE DAILY NET ASSETS  ANNUAL RATE
------------------------  -----------
On first $2 billion...      0.250%
On next $3 billion...       0.200%
On next $5 billion...       0.180%
Over $10 billion...         0.170%

(1) Effective January 1, 2007, HL Advisors voluntarily agreed to waive management fees of 0.05% of average total net assets until December 31, 2007.
                     HARTFORD GROWTH OPPORTUNITIES HLS FUND

AVERAGE DAILY NET ASSETS                      ANNUAL RATE
------------------------                      -----------
On first $100 million.......................    0.700%
Over $100 million...........................    0.600%

                        HARTFORD GLOBAL GROWTH HLS FUND

        AVERAGE DAILY NET ASSETS              ANNUAL RATE
        ------------------------              -----------
        On first $250 million...............    0.575%
        On next $250 million................    0.525%
        On next $500 million................    0.475%
        Over $1 billion.....................    0.425%

        Pursuant to sub-advisory agreements between HL Advisors and Wellington, Wellington provides the day-to-day investment management services to Hartford Global Growth HLS Fund and Hartford Growth Opportunities HLS Fund.

        Pursuant to investment services agreements between HL Advisors and Hartford Investment Management, Hartford Investment Management provides the day-to-day investment management services to Hartford Money Market HLS Fund.

        Wellington and Hartford Investment Management determine the purchase and sale of portfolio securities and place such orders for execution in the name of the respective Fund. In conjunction with their investment activity, Wellington and Hartford Investment Management furnish reports to the Funds' Board of Directors concerning economic forecasts, investment strategy, portfolio activity and performance of the Funds.

    b) Administrative Services Agreement -- Under the Administrative Services Agreement between HLIC and each of the following Funds; Hartford Global Growth HLS Fund and Hartford Money Market HLS Fund, HLIC provides administrative services to the Funds and receives monthly

--------------------------------------------------------------------------------

       compensation at the annual rate of 0.20% of each Fund's average daily net assets. The Funds assume and pay certain other expenses (including, but not limited to, accounting, custodian, state taxes, and directors' fees). Directors' fees represent remuneration paid or accrued to directors not affiliated with HLIC or any other related company.

    c) Accounting Services Agreement -- Under the Fund Accounting Agreement between HLIC and Hartford Series Fund, Inc., HLIC provides accounting services to the Funds and receives monthly compensation at the annual rate of 0.015% of each Fund's average daily net assets.

    d) Other Related Party Transactions -- The Hartford provided certain legal services to the Funds, for which the Funds were charged $4 for the six-month period ended June 30, 2007. Certain officers of the Funds are Directors and/or officers of HIFSCO, Hartford Investment Management and/or The Hartford or its subsidiaries. For the six-month period ended June 30, 2007, a portion of the Fund's chief compliance officer's salary was paid by the Fund in the amount of $8.

    e) Operating Expenses -- Allocable expenses of the Funds are charged to each Fund based on the ratio of the average net assets of each fund to the combined average net assets of the Funds. Non-allocable expenses are charged to each fund based on specific identification.

    f) Fees Paid Indirectly -- The Funds have entered into agreements with State Street Global Advisors, LLC and Frank Russell Securities, Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of the Funds' expenses. In addition, the Funds' custodian bank has also agreed to reduce its fees when the Funds maintain cash on deposit in the non-interest-bearing custody account. For the six-month period ended June 30, 2007, these amounts are included in the Statements of Operations.

        The ratio of expenses to average net assets excludes fees paid indirectly in the financial highlights. Had the fees paid indirectly been included, the annualized expense ratios for periods listed below would have been as follows:

                                      FOR THE SIX-MONTHS ENDED     FOR THE YEAR ENDED     FOR THE YEAR ENDED     FOR THE YEAR ENDED
                                            JUNE 30, 2007          DECEMBER 31, 2006      DECEMBER 31, 2005      DECEMBER 31, 2004
                                      -------------------------   --------------------   --------------------   --------------------
                                        RATIO OF EXPENSES TO      RATIO OF EXPENSES TO   RATIO OF EXPENSES TO   RATIO OF EXPENSES TO
                                             AVERAGE NET              AVERAGE NET            AVERAGE NET            AVERAGE NET
                                            ASSETS AFTER              ASSETS AFTER           ASSETS AFTER           ASSETS AFTER
                                         WAIVERS AND OFFSETS      WAIVERS AND OFFSETS    WAIVERS AND OFFSETS    WAIVERS AND OFFSETS
                                      -------------------------   --------------------   --------------------   --------------------
        FUND                           CLASS IA       CLASS IB    CLASS IA    CLASS IB   CLASS IA    CLASS IB   CLASS IA    CLASS IB
        ----                          ----------     ----------   --------    --------   --------    --------   --------    --------
        Hartford Global Growth HLS
          Fund......................     0.73%          0.98%       0.74%       0.99%      0.68%       0.93%      0.68%       0.93%
        Hartford Growth
          Opportunities HLS Fund....     0.63           0.88        0.63        0.88       0.58        0.84       0.57        0.82
        Hartford Money Market HLS
          Fund......................     0.43           0.68        0.48        0.73       0.49        0.74       0.48        0.73

    g) Distribution Plan for Class IB shares -- Each Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act for the Class IB shares. Pursuant to the Distribution Plan, each Fund compensates the Distributor, Hartford Securities Distribution Company, Inc. (a wholly owned, ultimate subsidiary of Hartford Life) from assets attributable to the Class IB shares for services rendered and expenses borne in connection with activities primarily intended to result in the sale of the Class IB shares.

        The Distribution Plan provides that each Fund may pay annually up to 0.25% of the average daily net assets of a Fund attributable to its Class IB shares for activities primarily intended to result in the sale of Class IB shares. Under the terms of the Distribution Plan and the principal underwriting agreement, each Fund is authorized to make payments monthly to the Distributor which may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class IB shares for such entities' fees or expenses incurred or paid in that regard.

    h) Payment from Affiliate -- The Funds are available for purchase by the separate accounts of different variable universal life policies, variable annuity products, and funding agreements and they are offered directly to certain qualified retirement plans (collectively, "Products"). Although existing Products contain transfer restrictions, some Products, particularly older variable annuity products, do not contain restrictions on the frequency of transfers. In addition, as the result of the settlement of litigation against Hartford Life, the issuers of such variable annuity products, the Funds' ability to restrict transfers by certain owners of older variable annuity products is limited. In February 2005, Hartford Life agreed with the Board of Directors of the Funds to indemnify the Funds for any material harm caused to the Funds from frequent trading by these contracts owners.

        Pursuant to the agreement the following amounts have been recorded, for the year ended December 31, 2006, as a Payment from Affiliate in the Statements of Operations:

        FUND                                                          AMOUNT
        ----                                                          ------
        Hartford Growth Opportunities HLS Fund......................   $257

        Pursuant to the agreement the following amounts have been recorded for the year ended December 31, 2005, as a Payment from affiliate in the Statement of Changes in Net Assets:

        FUND                                                          AMOUNT
        ----                                                          ------
        Hartford Growth Opportunities HLS Fund......................  $1,140

        These payments relate to transfer activity of certain annuity customers who, subsequent to December 31, 2005, have surrendered older variable annuity contracts that were the subject of prior litigation.

 HARTFORD SERIES FUND, INC. AND HARTFORD HLS SERIES FUND II, INC.

 NOTES TO FINANCIAL STATEMENTS
 JUNE 30, 2007 (UNAUDITED)
 ($000'S OMITTED)
--------------------------------------------------------------------------------

        On November 8, 2006, the SEC issued an Order setting forth the terms of a settlement reached with three subsidiaries of The Hartford that resolves the SEC's Division of Enforcement's investigation of aspects of The Hartford's variable annuity and mutual fund operations related to directed brokerage and revenue sharing. Under the terms of the settlement, The Hartford paid a total of $39.6 million to the Hartford HLS Funds in the amounts indicated below. These amounts were recorded on November 8, 2006 and paid on November 22, 2006. The Hartford settled this matter without admitting or denying the findings of the SEC.

        FUND                                                          REIMBURSEMENT AMOUNT
        ----                                                          --------------------
        Hartford Global Growth HLS Fund.............................         $3,344
        Hartford Growth Opportunities HLS Fund......................            841

        The total return in the financial highlights includes payment from affiliates. Had the payment from affiliates been excluded, the total return for the years ended December 31, 2006 and December 31, 2005, would have been as follows:

                                                         IMPACT FROM PAYMENT       IMPACT FROM PAYMENT          TOTAL RETURN
                                                         FROM AFFILIATE FOR        FROM AFFILIATE FOR        EXCLUDING PAYMENTS
                                                           SEC SETTLEMENT        UNRESTRICTED TRANSFERS        FROM AFFILIATE
                                                         FOR THE YEAR ENDED        FOR THE YEAR ENDED        FOR THE YEAR ENDED
                                                          DECEMBER 31, 2006         DECEMBER 31, 2006         DECEMBER 31, 2006
                                                        ---------------------    -----------------------    ---------------------
        FUND                                            CLASS IA     CLASS IB    CLASS IA      CLASS IB     CLASS IA     CLASS IB
        ----                                            --------     --------    ---------     ---------    --------     --------
        Hartford Global Growth HLS Fund...............    0.31%        0.32%         --%           --%       13.83        13.54
        Hartford Growth Opportunities HLS Fund........    0.07         0.07        0.02          0.02        11.96        11.70
        Hartford Money Market HLS Fund................

                                                                        IMPACT FROM PAYMENT          TOTAL RETURN
                                                                        FROM AFFILIATE FOR        EXCLUDING PAYMENTS
                                                                      UNRESTRICTED TRANSFERS        FROM AFFILIATE
                                                                        FOR THE YEAR ENDED        FOR THE YEAR ENDED
                                                                         DECEMBER 31, 2005         DECEMBER 31, 2005
                                                                      -----------------------    ---------------------
        FUND                                                          CLASS IA      CLASS IB     CLASS IA     CLASS IB
        ----                                                          ---------     ---------    --------     --------
        Hartford Growth Opportunities
          HLS Fund..................................................    0.11%         0.11%       16.20        15.91

4.  INVESTMENT TRANSACTIONS:

    For the six-month period ended June 30, 2007, the cost of purchases and proceeds from sales of securities for Hartford Money Market HLS Fund were $8,470,178 and $8,161,587, respectively. The cost of purchases and proceeds from sales of securities (excluding short-term investments) for the other portfolios were as follows:

                                                     COST OF PURCHASES    SALES PROCEEDS     COST OF PURCHASES    SALES PROCEEDS
                                                         EXCLUDING           EXCLUDING              FOR                 FOR
                                                      U.S. GOVERNMENT     U.S. GOVERNMENT     U.S. GOVERNMENT     U.S. GOVERNMENT
        FUND                                            OBLIGATIONS         OBLIGATIONS         OBLIGATIONS         OBLIGATIONS
        ----                                         -----------------    ---------------    -----------------    ---------------
        Hartford Global Growth HLS Fund............      $519,314            $609,049              $  --               $  --
        Hartford Growth Opportunities HLS Fund.....       763,630             798,543                 --                  --

5.  LINE OF CREDIT:

    The Funds, except for Hartford Money Market HLS Fund, participate in a $750,000 committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the Funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment, which has not been utilized. During the six-month period ended June 30, 2007, the Funds did not have any borrowings under this facility.

 HARTFORD SERIES FUND, INC. AND HARTFORD HLS SERIES FUND II, INC.

--------------------------------------------------------------------------------

                                                               -- SELECTED PER-SHARE DATA(4) --
                                          --------------------------------------------------------------------------
                                                                                   NET
                                                                                REALIZED
                                                                                   AND
                                          NET ASSET      NET        PAYMENT    UNREALIZED      TOTAL      DIVIDENDS
                                          VALUE AT    INVESTMENT     FROM         GAIN          FROM       FROM NET
                                          BEGINNING     INCOME       (TO)       (LOSS) ON    INVESTMENT   INVESTMENT
                                          OF PERIOD     (LOSS)     AFFILIATE   INVESTMENTS   OPERATIONS     INCOME
                                          ---------   ----------   ---------   -----------   ----------   ----------
HARTFORD GLOBAL GROWTH HLS FUND(9)
 For the Six-Month Period Ended June 30,
  2007 (Unaudited)
 Class IA...............................   $20.09       $ 0.04       $  --       $  2.03      $  2.07       $(0.01)
 Class IB...............................    20.02         0.01          --          2.02         2.03        (0.01)
 For the Year Ended December 31, 2006
 Class IA...............................    18.74         0.10        0.05          2.48         2.63        (0.16)
 Class IB...............................    18.66         0.05        0.05          2.47         2.57        (0.09)
 For the Year Ended December 31, 2005
 Class IA...............................    18.41         0.14          --          0.33         0.47        (0.14)
 Class IB...............................    18.32         0.07          --          0.35         0.42        (0.08)
 For the Year Ended December 31, 2004
 Class IA...............................    15.53         0.12          --          2.85         2.97        (0.09)
 Class IB...............................    15.47         0.10          --          2.82         2.92        (0.07)
 For the Year Ended December 31, 2003
 Class IA...............................    11.50         0.07          --          4.02         4.09        (0.06)
 Class IB...............................    11.47         0.04          --          4.00         4.04        (0.04)
 For the Year Ended December 31, 2002
 Class IA...............................    14.43(5)      0.13(5)       --         (2.95)(5)    (2.82)       (0.11)(5)
 Class IB...............................    14.40(5)      0.12(5)       --         (2.96)(5)    (2.84)       (0.09)(5)
HARTFORD GROWTH OPPORTUNITIES HLS FUND
 For the Six-Month Period Ended June 30,
  2007 (Unaudited)
 Class IA...............................    30.13         0.01          --          4.94         4.95        (0.01)
 Class IB...............................    29.90        (0.03)         --          4.90         4.87        (0.01)
 For the Year Ended December 31, 2006
 Class IA...............................    30.07         0.22        0.03          3.27         3.52        (0.24)
 Class IB...............................    29.85         0.14        0.03          3.25         3.42        (0.15)
 For the Year Ended December 31, 2005
 Class IA...............................    27.63         0.09        0.03          4.36         4.48        (0.06)
 Class IB...............................    27.44         0.01        0.03          4.35         4.39           --
 For the Year Ended December 31, 2004
 Class IA...............................    23.57         0.05          --          4.01         4.06           --
 Class IB...............................    23.48         0.03          --          3.93         3.96           --
 For the Year Ended December 31, 2003
 Class IA...............................    16.40         0.01          --          7.18         7.19           --
 Class IB...............................    16.37         0.01          --          7.12         7.13           --
 For the Year Ended December 31, 2002
 Class IA...............................    22.66        (0.03)         --         (6.23)       (6.26)          --
 From inception April, 30 2002 through
  December 31, 2002
 Class IB...............................    21.16        (0.01)         --         (4.78)       (4.79)          --
HARTFORD MONEY MARKET HLS FUND
 For the Six-Month Period Ended June 30,
  2007 (Unaudited)
 Class IA...............................     1.00         0.02          --            --         0.02        (0.02)
 Class IB...............................     1.00         0.02          --            --         0.02        (0.02)
 For the Year Ended December 31, 2006
 Class IA...............................     1.00         0.05          --            --         0.05        (0.05)
 Class IB...............................     1.00         0.04          --            --         0.04        (0.04)
 For the Year Ended December 31, 2005
 Class IA...............................     1.00         0.03          --            --         0.03        (0.03)
 Class IB...............................     1.00         0.03          --            --         0.03        (0.03)
 For the Year Ended December 31, 2004
 Class IA...............................     1.00           --          --            --           --           --
 Class IB...............................     1.00           --          --            --           --           --
 For the Year Ended December 31, 2003
 Class IA...............................     1.00         0.01          --            --         0.01        (0.01)
 Class IB...............................     1.00           --          --            --           --           --
 For the Year Ended December 31, 2002
 Class IA...............................     1.00         0.01          --            --         0.01        (0.01)
 Class IB...............................     1.00         0.01          --            --         0.01        (0.01)

                                                           -- SELECTED PER-SHARE DATA(4) --
                                          -------------------------------------------------------------------
                                                                                                        NET
                                                                                             NET       ASSET
                                          DISTRIBUTIONS                                    INCREASE    VALUE
                                              FROM                                        (DECREASE)     AT
                                            REALIZED      DISTRIBUTIONS                     IN NET      END
                                             CAPITAL          FROM            TOTAL         ASSET        OF
                                              GAINS          CAPITAL      DISTRIBUTIONS     VALUE      PERIOD
                                          -------------   -------------   -------------   ----------   ------
HARTFORD GLOBAL GROWTH HLS FUND(9)
 For the Six-Month Period Ended June 30,
  2007 (Unaudited)
 Class IA...............................     $(0.58)         $   --          $(0.59)       $  1.48     $21.57
 Class IB...............................      (0.58)             --           (0.59)          1.44     21.46
 For the Year Ended December 31, 2006
 Class IA...............................      (1.12)             --           (1.28)          1.35     20.09
 Class IB...............................      (1.12)             --           (1.21)          1.36     20.02
 For the Year Ended December 31, 2005
 Class IA...............................         --              --           (0.14)          0.33     18.74
 Class IB...............................         --              --           (0.08)          0.34     18.66
 For the Year Ended December 31, 2004
 Class IA...............................         --              --           (0.09)          2.88     18.41
 Class IB...............................         --              --           (0.07)          2.85     18.32
 For the Year Ended December 31, 2003
 Class IA...............................         --              --           (0.06)          4.03     15.53
 Class IB...............................         --              --           (0.04)          4.00     15.47
 For the Year Ended December 31, 2002
 Class IA...............................         --(5)           --           (0.11)         (2.93)    11.50(5)
 Class IB...............................         --(5)           --           (0.09)         (2.93)    11.47(5)
HARTFORD GROWTH OPPORTUNITIES HLS FUND
 For the Six-Month Period Ended June 30,
  2007 (Unaudited)
 Class IA...............................      (0.70)             --           (0.71)          4.24     34.37
 Class IB...............................      (0.70)             --           (0.71)          4.16     34.06
 For the Year Ended December 31, 2006
 Class IA...............................      (3.22)             --           (3.46)          0.06     30.13
 Class IB...............................      (3.22)             --           (3.37)          0.05     29.90
 For the Year Ended December 31, 2005
 Class IA...............................      (1.98)             --           (2.04)          2.44     30.07
 Class IB...............................      (1.98)             --           (1.98)          2.41     29.85
 For the Year Ended December 31, 2004
 Class IA...............................         --              --              --           4.06     27.63
 Class IB...............................         --              --              --           3.96     27.44
 For the Year Ended December 31, 2003
 Class IA...............................         --              --              --           7.19     23.57
 Class IB...............................         --              --              --           7.13     23.48
 For the Year Ended December 31, 2002
 Class IA...............................         --              --              --          (6.26)    16.40
 From inception April, 30 2002 through
  December 31, 2002
 Class IB...............................         --              --              --          (4.79)    16.37
HARTFORD MONEY MARKET HLS FUND
 For the Six-Month Period Ended June 30,
  2007 (Unaudited)
 Class IA...............................         --              --           (0.02)            --      1.00
 Class IB...............................         --              --           (0.02)            --      1.00
 For the Year Ended December 31, 2006
 Class IA...............................         --              --           (0.05)            --      1.00
 Class IB...............................         --              --           (0.04)            --      1.00
 For the Year Ended December 31, 2005
 Class IA...............................         --              --           (0.03)            --      1.00
 Class IB...............................         --              --           (0.03)            --      1.00
 For the Year Ended December 31, 2004
 Class IA...............................         --              --              --             --      1.00
 Class IB...............................         --              --              --             --      1.00
 For the Year Ended December 31, 2003
 Class IA...............................         --              --           (0.01)            --      1.00
 Class IB...............................         --              --              --             --      1.00
 For the Year Ended December 31, 2002
 Class IA...............................         --              --           (0.01)            --      1.00
 Class IB...............................         --              --           (0.01)            --      1.00

                                                             -- RATIOS AND SUPPLEMENTAL DATA --
                                          -------------------------------------------------------------------------
                                                                                              RATIO OF
                                                                    RATIO OF     RATIO OF       NET
                                                                    EXPENSES     EXPENSES    INVESTMENT
                                                         NET       TO AVERAGE   TO AVERAGE     INCOME
                                                        ASSETS     NET ASSETS   NET ASSETS   TO AVERAGE   PORTFOLIO
                                          TOTAL       AT END OF      BEFORE       AFTER         NET       TURNOVER
                                          RETURN        PERIOD     WAIVERS(3)   WAIVERS(3)     ASSETS      RATE(6)
                                          ------      ----------   ----------   ----------   ----------   ---------
HARTFORD GLOBAL GROWTH HLS FUND(9)
 For the Six-Month Period Ended June 30,
  2007 (Unaudited)
 Class IA...............................  10.27(2)    $  958,786      0.73%(1)     0.73%(1)     0.36%(1)      43%
 Class IB...............................  10.13(2)       289,279      0.98(1)      0.98(1)      0.11(1)       --
 For the Year Ended December 31, 2006
 Class IA...............................  14.14(7)       942,258      0.76         0.76         0.48         116
 Class IB...............................  13.86(7)       280,283      1.01         1.01         0.23          --
 For the Year Ended December 31, 2005
 Class IA...............................   2.59          935,539      0.77         0.77         0.74         262
 Class IB...............................   2.33          280,050      1.02         1.02         0.48          --
 For the Year Ended December 31, 2004
 Class IA...............................  19.19        1,004,850      0.78         0.78         0.83         255
 Class IB...............................  18.89          273,202      1.03         1.03         0.58          --
 For the Year Ended December 31, 2003
 Class IA...............................  35.57          728,049      0.80         0.80         0.54         292
 Class IB...............................  35.24          129,315      1.05         1.05         0.29          --
 For the Year Ended December 31, 2002
 Class IA...............................  (19.51)        544,901      0.81         0.81         1.06         324
 Class IB...............................  (19.70)         55,421      1.06         1.03         0.84          --
HARTFORD GROWTH OPPORTUNITIES HLS FUND
 For the Six-Month Period Ended June 30,
  2007 (Unaudited)
 Class IA...............................  16.41(2)     1,231,625      0.63(1)      0.63(1)      0.08(1)       57
 Class IB...............................  16.26(2)       225,570      0.88(1)      0.88(1)     (0.17)(1)      --
 For the Year Ended December 31, 2006
 Class IA...............................  12.05(7)     1,103,590      0.65         0.65         0.71         139
 Class IB...............................  11.79(7)       197,797      0.90         0.90         0.46          --
 For the Year Ended December 31, 2005
 Class IA...............................  16.31(7)     1,012,774      0.64         0.64         0.33         140
 Class IB...............................  16.02(7)       179,308      0.89         0.89         0.06          --
 For the Year Ended December 31, 2004
 Class IA...............................  17.18          848,674      0.63         0.63         0.23         137
 Class IB...............................  16.89          112,896      0.88         0.88        (0.03)         --
 For the Year Ended December 31, 2003
 Class IA...............................  43.79          696,900      0.64         0.64        (0.05)        145
 Class IB...............................  43.43           59,686      0.89         0.89        (0.30)         --
 For the Year Ended December 31, 2002
 Class IA...............................  (27.65)        478,045      0.66         0.66        (0.16)        189
 From inception April, 30 2002 through
  December 31, 2002
 Class IB...............................  (22.65)(2)       5,287      0.84(1)      0.84(1)     (0.10)(1)      --
HARTFORD MONEY MARKET HLS FUND
 For the Six-Month Period Ended June 30,
  2007 (Unaudited)
 Class IA...............................   2.47(2)     1,805,303      0.48%(1)     0.43%(1)     4.94%(1)      --
 Class IB...............................   2.35(2)       380,306      0.73(1)      0.68(1)      4.69(1)       --
 For the Year Ended December 31, 2006
 Class IA...............................   4.69        1,558,433      0.48         0.48         4.63          --
 Class IB...............................   4.43          319,926      0.73         0.73         4.38          --
 For the Year Ended December 31, 2005
 Class IA...............................   2.84        1,353,836      0.49         0.49         2.79          --
 Class IB...............................   2.58          264,040      0.75         0.75         2.54          --
 For the Year Ended December 31, 2004
 Class IA...............................   0.94        1,294,525      0.48         0.48         0.93          --
 Class IB...............................   0.69          252,808      0.73         0.73         0.68          --
 For the Year Ended December 31, 2003
 Class IA...............................   0.75        1,609,439      0.49         0.49         0.75          --
 Class IB...............................   0.50          240,930      0.74         0.74         0.50          --
 For the Year Ended December 31, 2002
 Class IA...............................   1.47        2,319,456      0.49         0.49         1.43          --
 Class IB...............................   1.24          261,914      0.74         0.72         1.20          --

---------------
(1) Annualized.
(2) Not annualized.
(3) Ratios do not reflect reductions for fees paid indirectly. Please see Note 3(e).
(4) Information presented relates to a share outstanding throughout the indicated period.
(5) Per share amounts have been restated to reflect a reverse stock split for Classes IA and IB shares effective November 22, 2002.
(6) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(7) Total return without the inclusion of the Payment from (to) Affiliate, as noted on the Statement of Operations, can be found in Note 3(g).
(8) Per share amounts have been calculated using the average shares method.
(9) Prior to July 27, 2007, Hartford Global Growth HLS Fund was known as Global Leaders HLS Fund.

 HARTFORD SERIES FUND, INC. AND HARTFORD HLS SERIES FUND II, INC.

 DIRECTORS AND OFFICERS (UNAUDITED)
--------------------------------------------------------------------------------

The Boards of Directors appoint officers who are responsible for the day-to-day operations of the Funds and who execute policies formulated by the Directors. Each Director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held, or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a substantial financial interest in The Hartford are considered "interested" persons of the Funds pursuant to the Investment Company Act of 1940. Each officer and three of the Funds' directors, as noted in the chart below, are "interested" persons of the Funds. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., The Hartford Income Shares Fund, Inc., Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc., which collectively consist of 89 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, CT 06104-2999, except that correspondence to Ms. Fagely, Ms. Fleege and Ms. Settimi may be sent to 500 Bielenberg Dr., Woodbury, MN 55125.

The table below sets forth, for each director and officer, his or her name, age, current position with the funds, date first elected or appointed to Hartford Series Fund, Inc. ("SF") and Hartford HLS Series Fund II, Inc. ("SF2"), principal occupation, and, for directors, other directorships held.

The Statement of Additional Information ("SAI") includes additional information about Fund directors and is available upon request without charge by calling 1-800-862-6668 or writing to Hartford HLS Funds, c/o Individual Annuity Services, P.O. Box 5085, Hartford, CT 06102-5085.

Information on the aggregate remuneration paid to the directors by each Fund can be found in the Statement of Operations herein. The Funds do not pay salaries or compensation to any of their officers or directors who are employed by The Hartford.

NON-INTERESTED DIRECTORS

LYNN S. BIRDSONG (age 60) Director since 2003, Chairman of the Litigation Committee; Co-Chairman of the Investment Committee
     Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm. Since 2003, Mr. Birdsong has been an independent Director of The Japan Fund. From 2003 to March 2005, Mr. Birdsong was an independent director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an interested Director of The Japan Fund.

ROBERT M. GAVIN, JR. (age 66) Director since 2002 (SF) and 1986 (SF2), Chairman of the Board since 2004
     Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community; and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

DUANE E. HILL (age 61) Director since 2001 (SF) and 2002 (SF2), Chairman of the Nominating Committee
     Mr. Hill is a Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former Partner of TSG Capital Group, a private equity investment firm that serves as sponsor and lead investor in leveraged buyouts of middle market companies.

SANDRA S. JAFFEE (age 65) Director since 2005
     Ms. Jaffee is Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions. Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm, from August 2004 to August 2005. From September 1995 to July 2004, Ms. Jaffee served as Executive Vice President at Citigroup, where she was President and Chief Executive Officer of Citibank's Global Securities Services (1995-2003).

WILLIAM P. JOHNSTON (age 62) Director since 2005, Chairman of the Compliance Committee
     In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

PHILLIP O. PETERSON (age 62) Director since 2002 (SF) 2000 (SF2), Chairman of the Audit Committee
     Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Directors. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.

LEMMA W. SENBET (age 60) Director since 2005
     Dr. Senbet is the William E. Mayer Chair Professor of Finance at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department during 1998-2006. Previously he was an endowed professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000-July 2002. Professor Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association.

--------------------------------------------------------------------------------

INTERESTED DIRECTORS AND OFFICERS

THOMAS M. MARRA (age 49) Director since 2002

     Mr. Marra is President and Chief Operating Officer of The Hartford Financial Services Group, Inc ("The Hartford"). He is also a member of the Board of Directors for The Hartford. Mr. Marra was named President and COO of The Hartford in 2007. He served as COO of Hartford Life, Inc. ("Hartford Life") from 2000 to 2007, as President of Hartford Life from 2001 to 2007, and as Director of Hartford Life's Investment Products Division from 1998 to 2000. Mr. Marra is Chairman of the Board and Manager of Hartford Investment Financial Services, LLC ("HIFSCO") and Chief Executive Officer, Manager and President of HL Investment Advisors, LLC ("HLIA").

LOWNDES A. SMITH (age 67) Director since 1996 (SF) 2002 (SF2), Co-Chairman of the Investment Committee

     Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of Hartford Life, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith has served as a Director of White Mountains Insurance Group since November 2003.

DAVID M. ZNAMIEROWSKI (age 46) Director since 1999 (SF) 2005 (SF2), President since 1999 (SF) 2001 (SF2)

     Mr. Znamierowski currently serves as President of Hartford Investment Management Company ("Hartford Investment Management") and as Executive Vice President and Chief Investment Officer for The Hartford, Hartford Life, Inc. and Hartford Life Insurance Company. Mr. Znamierowski is also Chief Investment Officer for Hartford Administrative Services Company ("HASCO").

OTHER OFFICERS

ROBERT M. ARENA (age 38) Vice President since 2006
     Mr. Arena serves as Senior Vice President of Hartford Life and heads its Retail Products Group in the U.S. Wealth Management Division. Prior to joining The Hartford in 2004, he was Senior Vice President in charge of Product Management for American Skandia/Prudential in the individual annuities division. Mr. Arena joined American Skandia in 1996.

TAMARA L. FAGELY (age 49) Vice President, Controller and Treasurer since 2002
(SF) 1993 (SF2)
     Ms. Fagely has been Vice President of HASCO since 1998 and Chief Financial Officer of HASCO since 2006. Currently, Ms. Fagely is a Vice President of Hartford Life Insurance Company. She served as Assistant Vice President of Hartford Life Insurance Company from December 2001 through March 2005.

SUSAN FLEEGE (age 47) AML Officer since 2005

     Ms. Fleege has served as Chief Compliance Officer for HASCO since 2005 and Hartford Investor Services Company, LLC since 2006. Prior to joining Hartford Life in 2005, Ms. Fleege was Counsel for Ameriprise Financial Corporation from 2000 to 2005.

THOMAS D. JONES III (age 42) Vice President and Chief Compliance Officer since 2006
     Mr. Jones joined Hartford Life as Vice President and Director of Securities Compliance in 2006 from SEI Investments ("SEI"), where he served as Chief Compliance Officer for its mutual funds and investment advisers. Prior to joining SEI, Mr. Jones was First Vice President and Compliance Director for Merrill Lynch Investment Managers (Americas) ("MLIM"), where he worked from 1992-2004.

EDWARD P. MACDONALD (age 39) Vice President, Secretary and Chief Legal Officer since 2005
     Mr. Macdonald serves as Assistant General Counsel of The Hartford. Prior to joining The Hartford in 2005, Mr. Macdonald was Chief Counsel Investment Management for Prudential Financial (formerly American Skandia Investment Services, Inc.). Mr. Macdonald joined Prudential in April 1999.

VERNON J. MEYER (age 43) Vice President since 2006
     Mr. Meyer serves as Senior Vice President (as of 8/7/07) of Hartford Life and Director of its Investment Advisory Group in the U.S. Wealth Management Division. Prior to joining the Hartford in 2004, Mr. Meyer served as Vice President and Managing Director of Mass Mutual, which he joined in 1987.

DENISE A. SETTIMI (age 46) Vice President since 2005
     Ms. Settimi currently serves as Operations Officer of HASCO. Previously, Ms. Settimi was with American Express Financial Advisors, where she was Director of Retirement Plan Services from 1997 to 2003.

JOHN C. WALTERS (age 45) Vice President since 2001
     Mr. Walters serves as Co-Chief Operating Officer of Hartford Life Insurance Company. Mr. Walters is also a Managing Member, Chief Executive Officer and Executive Vice President of HIFSCO and a Managing Member and Executive Vice President of HL Advisors. Previously, Mr. Walters was with First Union Securities.(1)

(1) Served as President of the Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc. between February 1, 2005 and March 27, 2005.

 HARTFORD SERIES FUND, INC. AND HARTFORD HLS SERIES FUND II, INC.

    HOW TO OBTAIN A COPY OF THE FUNDS' PROXY VOTING POLICIES AND PROXY VOTING
                                     RECORDS

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and a record of how the Funds voted any proxies for the twelve month period ended June 30, 2007 is available
(1) without charge, upon request, by calling 800-862-6668 and (2) on the Securities and Exchange Commission's website at http://www.sec.gov.

                    QUARTERLY PORTFOLIO HOLDINGS INFORMATION

The Funds file a complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds' Form N-Q will be available (1) without charge, upon request, by calling 800-862-6668 and (2) on the Securities and Exchange Commission's website at www.sec.gov. The Forms N-Q may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.

 HARTFORD SERIES FUND, INC. AND HARTFORD HLS SERIES FUND II, INC.

 EXPENSE EXAMPLE (UNAUDITED)
--------------------------------------------------------------------------------

YOUR FUND'S EXPENSES

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) (2) ongoing costs including management fees; distribution fees; and other fund expenses. This example is intended to help you understand your ongoing costs(in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of December 31, 2006 through June 30, 2007.

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6, then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

                                           ACTUAL RETURN
                       -----------------------------------------------------
                                                             EXPENSES PAID
                           BEGINNING          ENDING       DURING THE PERIOD
                            ACCOUNT           ACCOUNT      DECEMBER 31, 2006
                             VALUE             VALUE            THROUGH
                       DECEMBER 31, 2006   JUNE 30, 2007     JUNE 30, 2007
                       -----------------   -------------   -----------------
HARTFORD GLOBAL
  GROWTH HLS FUND(1)
  Class IA...........      $1,000.00         $1,099.02           $3.86
  Class IB...........      $1,000.00         $1,096.36           $5.18
HARTFORD GROWTH
  OPPORTUNITIES HLS
  FUND
  Class IA...........      $1,000.00         $1,160.92           $3.43
  Class IB...........      $1,000.00         $1,158.16           $4.79
HARTFORD MONEY MARKET
  HLS FUND
  Class IA...........      $1,000.00         $1,022.28           $2.45
  Class IB...........      $1,000.00         $1,019.82           $3.72

                             HYPOTHETICAL (5% RETURN BEFORE EXPENSES)
                       -----------------------------------------------------
                                                             EXPENSES PAID
                           BEGINNING          ENDING       DURING THE PERIOD                  DAYS
                            ACCOUNT           ACCOUNT      DECEMBER 31, 2006   ANNUALIZED    IN THE      DAYS
                             VALUE             VALUE            THROUGH         EXPENSE     CURRENT     IN THE
                       DECEMBER 31, 2006   JUNE 30, 2007     JUNE 30, 2007       RATIO      1/2 YEAR   FULL YEAR
                       -----------------   -------------   -----------------   ----------   --------   ---------
HARTFORD GLOBAL
  GROWTH HLS FUND(1)
  Class IA...........      $1,000.00         $1,021.53           $3.72            0.73%       184         365
  Class IB...........      $1,000.00         $1,020.27           $4.99            0.98%       184         365
HARTFORD GROWTH
  OPPORTUNITIES HLS
  FUND
  Class IA...........      $1,000.00         $1,022.03           $3.21            0.63%       184         365
  Class IB...........      $1,000.00         $1,020.77           $4.48            0.88%       184         365
HARTFORD MONEY MARKET
  HLS FUND
  Class IA...........      $1,000.00         $1,022.79           $2.45            0.48%       184         365
  Class IB...........      $1,000.00         $1,021.53           $3.72            0.73%       184         365

---------------
(1) Prior to July 27, 2007, the Fund was known as Hartford Global Leaders HLS Fund.

 HARTFORD SERIES FUND, INC. AND HARTFORD HLS SERIES FUND II, INC.

 APPROVAL OF AMENDED INVESTMENT SUB-ADVISORY AGREEMENT (UNAUDITED)
--------------------------------------------------------------------------------

At a meeting held on November 1, 2006, the Board of Directors, including each of the Independent Directors, unanimously voted to approve an amendment to the investment sub-advisory agreement between HL Investment Advisors, LLC ("HL Advisors") and Wellington Management Company LLP ("Wellington") ("Amended Agreement"). The amendment related to the sub-advisory fees HL Advisors pays Wellington with respect to the Capital Appreciation HLS Fund, Growth Opportunities HLS Fund and Small Company HLS Fund (each a "Fund" and collectively, the "Funds"). In considering the approval of the Amended Agreement, the Board took into account the fact that it had approved the renewal of the investment sub-advisory agreement between HL Advisors and Wellington at the August 1-2, 2006 Board meeting with respect to the Funds and other funds sub-advised by Wellington. A discussion of the basis for the Board's approval of the investment sub-advisory agreement is available in the Annual Report dated December 31, 2006 for Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc. Apart from the sub-advisory fees, the material terms of the investment sub-advisory agreement did not change. The amendment took effect on January 1, 2007.

In approving the Amended Agreement, the Board reviewed materials provided by HL Advisors relating to the Amended Agreement. In addition, the Board received an in-person presentation by personnel of HL Advisors and Wellington concerning the Amended Agreement. The Board also took into account written responses and supporting materials provided by HL Advisors and Wellington. The Board further considered information it received at the Board's meetings on June 20-21, 2006 and August 1-2, 2006. The Board also took into account information provided to the Board at its meetings throughout the year, including reports on Fund performance, compliance, shareholder services and the other services provided to the Funds by HL Advisors and Wellington.

In connection with their consideration of the annual renewal of the investment sub-advisory agreement, the Independent Directors, advised by independent legal counsel, engaged two service providers to assist them with evaluating the investment sub-advisory agreement with respect to each Fund. Lipper, Inc. ("Lipper"), an independent provider of investment company data, was retained to provide the Board with reports on how the Funds' management and sub-advisory fees, overall expense ratios and investment performance compared to those of funds with similar investment objectives in various peer groups. The Independent Directors also engaged an independent financial services consulting firm ("Consultant") to assist them in evaluating each Fund's management and sub-advisory fees, overall expense ratios and investment performance. The Board considered the information provided to them from Lipper and the Consultant in determining to approve the Amended Agreement.

In determining to approve the Amended Agreement, the Board determined that the proposed sub-advisory fee structure for each Fund was fair and reasonable and that the amendment was in the best interests of each Fund and its shareholders. The Board considered the representations from HL Advisors that shareholders will not pay increased management fees or other fees as a result of the Amended Agreement. In determining to approve the Amended Agreement, the Board considered the following categories of material factors, among others, relating to the Amended Agreement.

Nature, Extent And Quality Of Services

The Board considered information concerning the nature, extent and quality of the services provided to the Funds by Wellington. The Board considered, among other things, the range of services provided by Wellington and Wellington's organizational structure and regulatory/compliance history. The Board considered the quality of Wellington's investment personnel, its ability to attract and retain qualified investment professionals, its investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience. In addition, the Board considered the quality of Wellington's communications with the Board and responsiveness to Board inquiries. The Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Funds by Wellington.

INVESTMENT PERFORMANCE

The Board considered the investment performance of each Fund. In this regard, the Board considered the information and materials provided to the Board from HL Advisors and Lipper comparing each Fund's short-term and long-term and recent investment performance over various periods of time with appropriate benchmark indices and with a performance universe of funds selected by Lipper. This information included performance reports (provided by Lipper) and discussions with portfolio managers and other representatives of Wellington at Board and Investment Committee meetings throughout the year. The Board also considered the analysis provided by the Consultant relating to each Fund's performance track record. The Board concluded that each Fund's performance over time has been satisfactory and that it had continued confidence in Wellington's overall capabilities to provided day-to-day portfolio management to each Fund.

COSTS OF THE SERVICES AND PROFITABILITY

The Board reviewed information regarding HL Advisors' and Wellington's cost to provide investment management and related services to each Fund and the profitability to them from managing each Fund. In this regard, the Board noted that the Amended Agreement increases the sub-advisory fee rate to be paid to Wellington by HL Advisors and decreases the profitability of HL Advisors on a Fund by Fund basis. The Board also considered the representation of HL Advisors that the proposed sub-advisory fees would not impact the level and quality of services HL Advisors provides to the Funds and their shareholders. The Board concluded that the profitability realized on the proposed sub-advisory fees on a per Fund basis were reasonable given that the management fee and related expenses continue to be in line with comparable peers.

COMPARISON OF FEES AND SERVICES PROVIDED

The Board reviewed the investment sub-advisory fees to be paid by HL Advisors to Wellington under the Amended Agreement. The Board considered HL Advisors and Wellington's representations that they had negotiated the proposed sub-advisory fees at arm's length and Wellington's representations that the fees charged to HL Advisors were comparable to fees charged by Wellington to similar clients. The Board concluded that the sub-advisory fees, in conjunction with the information about quality of services, profitability and other matters discussed supports the conclusion that the proposed sub-advisory fees are reasonable.

--------------------------------------------------------------------------------

ECONOMIES OF SCALE

The Board considered the extent to which economies of scale would be realized by each Fund and whether fee levels reflect these economies of scale for the benefit of each Fund's shareholders. The Board reviewed the breakpoints in the proposed sub-advisory fee schedule for each Fund, which reduces fees as Fund assets grow over time. The Board recognized that Funds with assets beyond the last breakpoint level continue to benefit from economies of scale, because additional assets are charged the lowest breakpoint fee, resulting in lower overall effective management fee rates. The Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of each Fund's investors.

                                    * * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of each Fund and its shareholders for the Board to approve the Amended Agreement. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors and the full Board met separately in executive session, with independent legal counsel, to review the relevant materials and consider their responsibilities under relevant laws and regulations.


         Semi-Annual Report
         June 30, 2007                                     (STAG PHOTO)

                                        - Manager Discussions
                                        - Financials

                                                             (THE HARTFORD LOGO)

Hartford Index HLS Fund inception 5/1/1987
(subadvised by Hartford Investment Management Company)

PERFORMANCE OVERVIEW 6/30/97 - 6/30/07
Growth of a $10,000 investment(1)

(LINE GRAPH)

                                                                          INDEX IA                        S&P 500 INDEX
                                                                          --------                        -------------
6/97                                                                       10000                              10000
                                                                           10791                              10795
                                                                           10184                              10191
                                                                           10737                              10749
                                                                           10376                              10390
                                                                           10848                              10871
                                                                           11030                              11057
                                                                           11150                              11179
                                                                           11948                              11985
                                                                           12555                              12599
                                                                           12677                              12725
                                                                           12452                              12507
6/98                                                                       12957                              13014
                                                                           12814                              12876
                                                                           10957                              11014
                                                                           11657                              11720
                                                                           12600                              12673
                                                                           13356                              13441
                                                                           14126                              14215
                                                                           14706                              14809
                                                                           14244                              14349
                                                                           14809                              14923
                                                                           15374                              15501
                                                                           15001                              15135
6/99                                                                       15833                              15975
                                                                           15331                              15476
                                                                           15254                              15399
                                                                           14833                              14977
                                                                           15763                              15925
                                                                           16078                              16248
                                                                           17020                              17205
                                                                           16160                              16341
                                                                           15848                              16032
                                                                           17387                              17599
                                                                           16858                              17070
                                                                           16505                              16720
6/00                                                                       16907                              17132
                                                                           16637                              16864
                                                                           17664                              17911
                                                                           16726                              16966
                                                                           16649                              16894
                                                                           15332                              15563
                                                                           15403                              15639
                                                                           15943                              16194
                                                                           14484                              14718
                                                                           13562                              13786
                                                                           14610                              14856
                                                                           14702                              14956
6/01                                                                       14337                              14592
                                                                           14191                              14448
                                                                           13297                              13545
                                                                           12214                              12452
                                                                           12444                              12689
                                                                           13393                              13663
                                                                           13506                              13783
                                                                           13302                              13582
                                                                           13041                              13320
                                                                           13527                              13821
                                                                           12703                              12983
                                                                           12602                              12888
6/02                                                                       11703                              11970
                                                                           10786                              11038
                                                                           10852                              11110
                                                                            9669                               9903
                                                                           10519                              10774
                                                                           11132                              11407
                                                                           10474                              10737
                                                                           10196                              10457
                                                                           10040                              10300
                                                                           10134                              10400
                                                                           10970                              11256
                                                                           11541                              11849
6/03                                                                       11683                              12000
                                                                           11885                              12212
                                                                           12111                              12450
                                                                           11978                              12318
                                                                           12651                              13014
                                                                           12757                              13128
                                                                           13421                              13816
                                                                           13661                              14070
                                                                           13847                              14265
                                                                           13634                              14050
                                                                           13415                              13830
                                                                           13593                              14019
6/04                                                                       13849                              14292
                                                                           13389                              13819
                                                                           13440                              13874
                                                                           13580                              14025
                                                                           13783                              14239
                                                                           14335                              14815
                                                                           14816                              15319
                                                                           14451                              14945
                                                                           14748                              15260
                                                                           14484                              14990
                                                                           14201                              14706
                                                                           14651                              15173
6/05                                                                       14667                              15195
                                                                           15206                              15760
                                                                           15065                              15616
                                                                           15181                              15742
                                                                           14922                              15480
                                                                           15480                              16065
                                                                           15483                              16070
                                                                           15893                              16496
                                                                           15931                              16540
                                                                           16126                              16746
                                                                           16336                              16971
                                                                           15862                              16483
6/06                                                                       15880                              16505
                                                                           15974                              16607
                                                                           16351                              17001
                                                                           16768                              17439
                                                                           17309                              18007
                                                                           17635                              18349
                                                                           17876                              18606
                                                                           18141                              18892
                                                                           17781                              18524
                                                                           17974                              18730
                                                                           18765                              19560
                                                                           19414                              20242
6/07                                                                       19087                              19905

    --- INDEX IA                               --- S&P 500 INDEX
        $10,000 starting value                     $10,000 starting value
        $19,087 ending value                       $19,905 ending value

S&P 500 INDEX is a market capitalization weighted price index composed of 500 widely held common stocks.

You cannot invest directly in the index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

AVERAGE ANNUAL RETURNS(2) (as of 6/30/07)

               YTD*   1 YEAR  5 YEAR  10 YEAR
--------------------------------------------------
Index IA       6.77%  20.19%  10.28%    6.68%
--------------------------------------------------
Index IB(3)    6.64%  19.90%  10.00%    6.43%
--------------------------------------------------
S&P 500 Index  6.98%  20.60%  10.71%    7.13%
--------------------------------------------------

* Year to date returns ("YTD") are not annualized.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1) Growth of a $10,000 investment in Class IB shares will vary from the results seen on this page due to differences in the expense charged to this share class.
(2) Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.
(3) Class IB shares commenced on November 9, 1999. Class IB share performance prior to that date reflects Class IA share performance adjusted to reflect the 12b-1 fee of 0.25% applicable to Class IB shares. The performance after such date reflects actual Class IB share performance.

The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund's performance.

PORTFOLIO MANAGER

DEANE GYLLENHAAL
Vice President

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

The Class IA shares of Hartford Index HLS Fund returned 6.77% for the six months ended June 30, 2007, versus its benchmark, the S&P 500 Index, which returned 6.98%, and the Lipper S&P 500 Index Objective Funds category, a group of funds with investment strategies similar to those of the Fund, which returned 6.75%.

WHY DID THE FUND PERFORM THIS WAY?

By design, the Fund is managed to mimic the performance of the S&P 500 Index. Due to this approach, the Fund is expected to perform in line with the S&P 500 Index. However, as specified by internal policy, we do not purchase stock of our parent, The Hartford Financial Services Group, Inc. (HIG). This exposure to HIG is reallocated across the Life/Health, Property/Casualty and Multi-line Insurance industries.

All but one of the ten S&P 500 Index sectors had positive returns for the period. The best performing sectors were Energy and Materials, up 17.3% and 16.4%, respectively. Two of the laggards for the period were Consumer Staples and Consumer Discretionary, up 4.8% and 2.9%, respectively. The only sector in negative territory was Financials; stung by the sub-prime mortgage fallout, it was down (0.8%).

The three largest contributors to the S&P 500 Index return for the period were: oil giant Exxon Mobil Corporation, which is the largest constituent of the S&P 500 Index, returning 9.5%; AT&T Inc., up 16.1%; and Apple Inc., up 43.9% in anticipation of its new iPhone.

WHAT IS THE OUTLOOK?

The U.S. stock market could continue to be volatile as investors watch changes in interest rates, levels of unemployment, and the value of the U.S. dollar. It also still remains unclear what the ultimate impact of the sub-prime mortgage market crash will have on the overall economy and the residential real estate market.

The Fund will continue to be fully invested in the S&P 500 Index, with a focus on risk control and efficient trading. Performance of the Fund is expected to mirror the return of the S&P 500 Index.

--------------------------------------------------------------------------------

DIVERSIFICATION BY INDUSTRY
as of June 30, 2007

                                                      PERCENTAGE OF
INDUSTRY                                               NET ASSETS
-------------------------------------------------------------------
Basic Materials                                             3.4%
-------------------------------------------------------------------
Capital Goods                                               4.9
-------------------------------------------------------------------
Consumer Cyclical                                           8.6
-------------------------------------------------------------------
Consumer Staples                                            5.6
-------------------------------------------------------------------
Energy                                                     10.1
-------------------------------------------------------------------
Finance                                                    22.2
-------------------------------------------------------------------
Health Care                                                10.3
-------------------------------------------------------------------
Services                                                    6.5
-------------------------------------------------------------------
Technology                                                 22.7
-------------------------------------------------------------------
Transportation                                              1.3
-------------------------------------------------------------------
Utilities                                                   3.5
-------------------------------------------------------------------
Short-Term Investments                                      6.9
-------------------------------------------------------------------
Other Assets and Liabilities                               (6.0)
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

 HARTFORD INDEX HLS FUND

 SCHEDULE OF INVESTMENTS
 JUNE 30, 2007 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                  MARKET
 SHARES                                                         VALUE (W)
---------                                                       ----------
 COMMON STOCK -- 99.1%
            BASIC MATERIALS -- 3.4%
      30    Air Products and Chemicals, Inc. .................  $    2,385
     119    Alcoa, Inc. ......................................       4,828
      14    Allegheny Technologies, Inc. .....................       1,463
       8    Ashland, Inc. ....................................         486
      14    Ball Corp. .......................................         741
      14    Bemis Co., Inc. ..................................         475
      25    Consol Energy, Inc. ..............................       1,155
     131    Dow Chemical Co. .................................       5,774
     127    E.I. DuPont de Nemours & Co. .....................       6,435
      12    Eastman Chemical Co. .............................         740
      39    Eastman Kodak Co. ................................       1,095
      21    Fortune Brands, Inc. .............................       1,722
      51    Freeport-McMoRan Copper & Gold, Inc. .............       4,263
      28    Goodyear Tire & Rubber Co. (D)....................         988
      16    Hercules, Inc. (D)................................         314
      11    International Flavors & Fragrances, Inc. .........         553
      60    International Paper Co. ..........................       2,331
      62    Kimberly-Clark Corp. .............................       4,178
      25    MeadWestvaco Corp. ...............................         895
      62    Newmont Mining Corp. .............................       2,414
      41    Nucor Corp. ......................................       2,426
      10    OfficeMax, Inc. ..................................         404
      18    Pactiv Corp. (D)..................................         571
      36    Peabody Energy Corp. (G)..........................       1,758
      22    PPG Industries, Inc. .............................       1,712
      44    Praxair, Inc. ....................................       3,146
      19    Precision Castparts Corp. ........................       2,294
      19    Rohm & Haas Co. ..................................       1,064
      22    Sealed Air Corp. .................................         686
       8    Snap-On, Inc. ....................................         399
      11    Stanley Works.....................................         693
      14    Temple-Inland, Inc. ..............................         888
      16    United States Steel Corp. ........................       1,758
      13    Vulcan Materials Co. .............................       1,494
                                                                ----------
                                                                    62,528
                                                                ----------
            CAPITAL GOODS -- 4.9%
      99    3M Co. ...........................................       8,567
      24    American Standard Cos., Inc. .....................       1,419
     189    Applied Materials, Inc. ..........................       3,763
      44    Baker Hughes, Inc. ...............................       3,693
       9    Black & Decker Corp. (G)..........................         790
     108    Boeing Co. .......................................      10,376
      88    Caterpillar, Inc. ................................       6,872
      14    Cummins, Inc. ....................................       1,447
      31    Deere & Co. ......................................       3,721
      20    Eaton Corp. ......................................       1,866
      17    Goodrich Corp. ...................................       1,022
      22    Hasbro, Inc. .....................................         687
     107    Honeywell International, Inc. ....................       6,014
      56    Illinois Tool Works, Inc. ........................       3,060
      41    Ingersoll-Rand Co. Class A........................       2,263
      46    International Game Technology.....................       1,808
      25    ITT Corp. ........................................       1,703
      26    KLA-Tencor Corp. (G)..............................       1,444

                                                                  MARKET
 SHARES                                                         VALUE (W)
---------                                                       ----------
            CAPITAL GOODS -- (CONTINUED)
      24    National Oilwell Varco, Inc. (D)(G)...............  $    2,537
      47    Northrop Grumman Corp. ...........................       3,682
      17    Novellus Systems, Inc. (D)........................         489
      17    Pall Corp. .......................................         776
      16    Parker-Hannifin Corp. ............................       1,556
      30    Pitney Bowes, Inc. ...............................       1,414
      22    Rockwell Automation, Inc. (G).....................       1,499
      28    Smith International, Inc. (G).....................       1,614
      26    Teradyne, Inc. (D)(G).............................         458
      14    Terex Corp. (D)...................................       1,145
      17    Textron, Inc. ....................................       1,894
     136    United Technologies Corp. ........................       9,664
     128    Xerox Corp. (D)...................................       2,373
                                                                ----------
                                                                    89,616
                                                                ----------
            CONSUMER CYCLICAL -- 8.6%
      12    Abercrombie & Fitch Co. Class A...................         883
     288    Altria Group, Inc. ...............................      20,216
      43    Amazon.com, Inc. (D)..............................       2,916
      21    AutoNation, Inc. (D)..............................         464
       7    AutoZone, Inc. (D)(G).............................         896
      13    Avery Dennison Corp. .............................         834
      38    Bed Bath & Beyond, Inc. (D)(G)....................       1,350
      55    Best Buy Co., Inc. ...............................       2,590
      15    Big Lots, Inc. (D)(G).............................         441
      11    Brown-Forman Corp. ...............................         789
      12    Brunswick Corp. ..................................         407
      16    Centex Corp. .....................................         658
      19    Circuit City Stores, Inc. ........................         286
      51    Coach, Inc. (D)...................................       2,408
      61    Costco Wholesale Corp. ...........................       3,579
      37    D.R. Horton, Inc. ................................         745
      19    Darden Restaurants, Inc. .........................         851
       8    Dillard's, Inc. ..................................         299
      43    Dollar General Corp. .............................         950
     155    eBay, Inc. (D)....................................       4,990
      21    Family Dollar Stores, Inc. .......................         712
     258    Ford Motor Co. (G)................................       2,427
      73    Gap, Inc. ........................................       1,388
      78    General Motors Corp. .............................       2,931
      23    Genuine Parts Co. ................................       1,157
     270    Home Depot, Inc. .................................      10,642
      31    J. C. Penney Co., Inc. ...........................       2,232
      27    Johnson Controls, Inc. (G)........................       3,127
      15    Jones Apparel Group, Inc. ........................         421
      11    KB Home (G).......................................         416
      44    Kohl's Corp. (D)..................................       3,138
      97    Kroger Co. .......................................       2,729
      24    Leggett & Platt, Inc. ............................         537
      19    Lennar Corp. (G)..................................         701
      14    Liz Claiborne, Inc. (G)...........................         529
     206    Lowe's Cos., Inc. (G).............................       6,329
      47    Ltd. Brands, Inc. (G).............................       1,285
      63    Macy's Inc. ......................................       2,503
      52    Masco Corp. (G)...................................       1,474
      54    Mattel, Inc. .....................................       1,363

The accompanying notes are an integral part of these financial statements.

 HARTFORD INDEX HLS FUND

 JUNE 30, 2007 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                  MARKET
 SHARES                                                         VALUE (W)
---------                                                       ----------
COMMON STOCK -- (CONTINUED)
            CONSUMER CYCLICAL -- (CONTINUED)
     164    McDonald's Corp. .................................  $    8,306
      38    Newell Rubbermaid, Inc. ..........................       1,125
      52    NIKE, Inc. Class B................................       3,026
      31    Nordstrom, Inc. (G)...............................       1,573
      38    Office Depot, Inc. (D)............................       1,148
      34    Paccar, Inc. .....................................       2,963
      19    Patterson Cos., Inc. (D)..........................         709
       8    Polo Ralph Lauren Corp. ..........................         824
      29    Pulte Homes, Inc. (G).............................         656
      19    RadioShack Corp. (G)..............................         617
      61    Safeway, Inc. ....................................       2,060
      11    Sears Holdings Corp. (D)..........................       1,918
      15    Sherwin-Williams Co. .............................       1,000
      98    Staples, Inc. ....................................       2,325
     102    Starbucks Corp. (D)...............................       2,663
      28    Supervalu, Inc. ..................................       1,317
      85    Sysco Corp. (G)...................................       2,794
     117    Target Corp. .....................................       7,419
      19    Tiffany & Co. ....................................         998
      62    TJX Cos., Inc. ...................................       1,714
      12    V.F. Corp. .......................................       1,120
      10    W.W. Grainger, Inc. ..............................         902
     332    Wal-Mart Stores, Inc. (G).........................      15,979
      12    Wendy's International, Inc. ......................         437
      19    Whole Foods Market, Inc. (G)......................         739
      72    Yum! Brands, Inc. ................................       2,350
                                                                ----------
                                                                   159,275
                                                                ----------
            CONSUMER STAPLES -- 5.6%
     104    Anheuser-Busch Cos., Inc. ........................       5,430
      89    Archer Daniels Midland Co. .......................       2,959
      60    Avon Products, Inc. ..............................       2,209
      30    Campbell Soup Co. ................................       1,154
      21    Clorox Co. .......................................       1,290
     275    Coca-Cola Co. ....................................      14,406
      38    Coca-Cola Enterprises, Inc. ......................         917
      70    Colgate-Palmolive Co. ............................       4,546
      68    ConAgra Foods, Inc. ..............................       1,832
      26    Constellation Brands, Inc. Class A (D)(G).........         642
      18    Dean Foods Co. ...................................         564
      16    Estee Lauder Cos., Inc. ..........................         737
      47    General Mills, Inc. ..............................       2,772
      45    H.J. Heinz Co. ...................................       2,114
      24    Hershey Co. ......................................       1,190
      34    Kellogg Co. ......................................       1,777
     220    Kraft Foods, Inc. ................................       7,748
      18    McCormick & Co., Inc. ............................         679
       6    Molson Coors Brewing Co. .........................         597
      18    Pepsi Bottling Group, Inc. .......................         605
     223    PepsiCo, Inc. ....................................      14,474
     431    Procter & Gamble Co. .............................      26,401
      23    Reynolds American, Inc. (G).......................       1,530
     101    Sara Lee Corp. ...................................       1,752
      35    Tyson Foods, Inc. Class A.........................         796
      22    UST, Inc. (G).....................................       1,180

                                                                  MARKET
 SHARES                                                         VALUE (W)
---------                                                       ----------
            CONSUMER STAPLES -- (CONTINUED)
      30    Weyerhaeuser Co. .................................  $    2,338
      30    William Wrigley, Jr. Co. .........................       1,636
                                                                ----------
                                                                   104,275
                                                                ----------
            ENERGY -- 10.1%
      64    Anadarko Petroleum Corp. .........................       3,305
      45    Apache Corp. .....................................       3,706
      40    BJ Services Co. ..................................       1,143
      56    Chesapeake Energy Corp. (G).......................       1,940
     295    Chevron Corp. ....................................      24,811
     224    ConocoPhillips Holding Co. .......................      17,578
      61    Devon Energy Corp. ...............................       4,772
      20    ENSCO International, Inc. ........................       1,249
      34    EOG Resources, Inc. ..............................       2,452
     772    Exxon Mobil Corp. ................................      64,743
     125    Halliburton Co. ..................................       4,320
      37    Hess Corp. .......................................       2,206
      24    KeySpan Corp. ....................................       1,008
      94    Marathon Oil Corp. ...............................       5,654
      26    Murphy Oil Corp. (G)..............................       1,532
      39    Nabors Industries Ltd. (D)........................       1,287
       6    Nicor, Inc. ......................................         262
      18    Noble Corp. ......................................       1,788
     114    Occidental Petroleum Corp. .......................       6,612
      15    Rowan Companies, Inc. ............................         620
     161    Schlumberger Ltd. (G).............................      13,714
      36    Sempra Energy.....................................       2,138
      17    Sunoco, Inc. .....................................       1,324
      39    Transocean, Inc. (D)..............................       4,184
      75    Valero Energy Corp. (G)...........................       5,559
      46    Weatherford International Ltd. (D)................       2,551
      82    Williams Cos., Inc. (G)...........................       2,596
      52    XTO Energy, Inc. .................................       3,154
                                                                ----------
                                                                   186,208
                                                                ----------
            FINANCE -- 22.2%
      46    ACE Ltd. .........................................       2,891
      71    Aetna, Inc. ......................................       3,496
      74    Aflac, Inc. (G)...................................       3,791
      86    Allstate Corp. ...................................       5,306
      14    Ambac Financial Group, Inc. ......................       1,264
     163    American Express Co. .............................       9,967
     368    American International Group, Inc. ...............      25,790
      32    Ameriprise Financial, Inc. .......................       2,049
      40    AON Corp. ........................................       1,714
      13    Apartment Investment & Management Co. ............         673
      31    Archstone-Smith Trust.............................       1,803
      14    Assurant, Inc. ...................................         831
      11    Avalonbay Communities, Inc. ......................       1,293
     608    Bank of America Corp. ............................      29,728
     104    Bank of New York Co., Inc. .......................       4,291
      74    BB&T Corp. .......................................       3,025
      16    Bear Stearns & Co., Inc. .........................       2,282
      16    Boston Properties, Inc. ..........................       1,668
      57    Capital One Financial Corp. ......................       4,443
      26    CB Richard Ellis Group, Inc. Class A (D)(G).......         936

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

                                                                  MARKET
 SHARES                                                         VALUE (W)
---------                                                       ----------
COMMON STOCK -- (CONTINUED)
            FINANCE -- (CONTINUED)
     139    Charles Schwab Corp. .............................  $    2,845
       5    Chicago Mercantile Exchange Holdings, Inc. .......       2,616
      57    Chubb Corp. ......................................       3,087
      39    Cigna Corp. ......................................       2,059
      24    Cincinnati Financial Corp. .......................       1,059
      26    CIT Group, Inc. ..................................       1,440
     678    Citigroup, Inc. ..................................      34,760
      21    Comerica, Inc. ...................................       1,271
      26    Commerce Bancorp, Inc. (G)........................         974
      18    Compass Bancshares, Inc. .........................       1,247
      81    Countrywide Financial Corp. ......................       2,957
      17    Developers Diversified Realty Corp. ..............         901
      59    E*Trade Financial Corp. (D).......................       1,293
      40    Equity Residential Properties Trust...............       1,818
      91    Federal Home Loan Mortgage Corp. .................       5,504
     133    Federal National Mortgage Association.............       8,708
      12    Federated Investors, Inc. ........................         466
      75    Fifth Third Bankcorp..............................       2,998
      17    First Horizon National Corp. .....................         670
      23    Franklin Resources, Inc. .........................       2,992
      34    General Growth Properties, Inc. ..................       1,779
      59    Genworth Financial, Inc. (G)......................       2,042
      56    Goldman Sachs Group, Inc. ........................      12,130
      72    Host Hotels & Resorts, Inc. ......................       1,653
      66    Hudson City Bancorp, Inc. (G).....................         811
      23    Humana, Inc. (D)(G)...............................       1,402
      50    Huntington Bancshares, Inc. ......................       1,138
      25    Janus Capital Group, Inc. (G).....................         708
     468    JP Morgan Chase & Co. ............................      22,677
      54    Keycorp...........................................       1,845
      31    Kimco Realty Corp. (G)............................       1,180
      18    Legg Mason, Inc. .................................       1,775
      73    Lehman Brothers Holdings, Inc. (G)................       5,441
      41    Lincoln National Corp. ...........................       2,894
      63    Loews Corp. (G)...................................       3,224
      10    M&T Bank Corp. ...................................       1,107
      76    Marsh & McLennan Cos., Inc. ......................       2,350
      36    Marshall & Ilsley Corp. ..........................       1,691
      19    MBIA, Inc. (G)....................................       1,154
      38    Medco Health Solutions, Inc. (D)..................       2,997
      57    Mellon Financial Corp. ...........................       2,512
     119    Merrill Lynch & Co., Inc. ........................       9,972
     112    Metlife, Inc. ....................................       7,209
      11    MGIC Investment Corp. (G).........................         649
     144    Morgan Stanley....................................      12,113
      79    National City Corp. ..............................       2,630
      26    Northern Trust Corp. .............................       1,660
      24    Plum Creek Timber Co., Inc. ......................       1,011
      47    PNC Financial Services Group, Inc. ...............       3,379
      40    Principal Financial Group, Inc. ..................       2,354
     105    Progressive Corp. (G).............................       2,502
      35    ProLogis..........................................       1,998
      71    Prudential Financial, Inc. (G)....................       6,856
      17    Public Storage, Inc. .............................       1,294
      97    Regions Financial Corp. ..........................       3,197

                                                                  MARKET
 SHARES                                                         VALUE (W)
---------                                                       ----------
            FINANCE -- (CONTINUED)
       8    Ryder System, Inc. (G)............................  $      447
      15    SAFECO Corp. (G)..................................         938
      31    Simon Property Group, Inc. .......................       2,849
      56    SLM Corp. ........................................       3,245
      49    Sovereign Bancorp, Inc. (G).......................       1,046
      54    State Street Corp. ...............................       3,721
      49    SunTrust Banks, Inc. .............................       4,186
      45    Synovus Financial Corp. ..........................       1,372
      36    T. Rowe Price Group, Inc. ........................       1,889
      14    Torchmark Corp. (G)...............................         963
      94    Travelers Co., Inc. ..............................       5,044
     184    UnitedHealth Group, Inc. .........................       9,391
      52    Unum Group........................................       1,351
     238    US Bancorp........................................       7,851
      18    Vornado Realty Trust..............................       1,963
     262    Wachovia Corp. ...................................      13,436
     122    Washington Mutual, Inc. ..........................       5,192
      84    Wellpoint, Inc. (D)...............................       6,709
     458    Wells Fargo & Co. ................................      16,093
     106    Western Union Co. ................................       2,205
      26    XL Capital Ltd. Class A...........................       2,223
      15    Zions Ban Corp. ..................................       1,156
                                                                ----------
                                                                   409,510
                                                                ----------
            HEALTH CARE -- 10.3%
     211    Abbott Laboratories...............................      11,300
      42    Allergan, Inc. ...................................       2,427
      26    Amerisource Bergen Corp. (G)......................       1,296
     159    Amgen, Inc. (D)...................................       8,785
      14    Bard (C.R.), Inc. ................................       1,171
      15    Barr Pharmaceuticals, Inc. (D)....................         756
       7    Bausch & Lomb, Inc. ..............................         514
      89    Baxter International, Inc. .......................       5,027
      34    Becton, Dickinson & Co. (G).......................       2,504
      39    Biogen Idec, Inc. (D).............................       2,092
      34    Biomet, Inc. .....................................       1,534
     163    Boston Scientific Corp. (D).......................       2,494
     270    Bristol-Myers Squibb Co. .........................       8,510
      53    Cardinal Health, Inc. ............................       3,724
      52    Celgene Corp. (D)(G)..............................       2,982
      21    Coventry Health Care, Inc. (D)....................       1,237
     211    CVS/Caremark Corp. ...............................       7,707
     135    Eli Lilly & Co. ..................................       7,551
      44    Forest Laboratories, Inc. (D).....................       1,987
      36    Genzyme Corp. (D).................................       2,319
     128    Gilead Sciences, Inc. (D).........................       4,961
      21    Hospira, Inc. (D).................................         833
     397    Johnson & Johnson.................................      24,453
      33    King Pharmaceuticals, Inc. (D)....................         681
      16    Laboratory Corp. of America Holdings (D)..........       1,260
      10    Manor Care, Inc. .................................         651
      40    McKesson Corp. ...................................       2,414
     297    Merck & Co., Inc. ................................      14,788
      74    Monsanto Co. (G)..................................       5,031
      34    Mylan Laboratories, Inc. .........................         622
     962    Pfizer, Inc. .....................................      24,590

The accompanying notes are an integral part of these financial statements.

 HARTFORD INDEX HLS FUND

 JUNE 30, 2007 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                  MARKET
 SHARES                                                         VALUE (W)
---------                                                       ----------
COMMON STOCK -- (CONTINUED)
            HEALTH CARE -- (CONTINUED)
      22    Quest Diagnostics, Inc. (G).......................  $    1,118
     204    Schering-Plough Corp. ............................       6,213
      18    Sigma-Aldrich Corp. ..............................         773
      46    St. Jude Medical, Inc. (D)(G).....................       1,922
      41    Stryker Corp. (G).................................       2,585
      65    Tenet Healthcare Corp. (D)(G).....................         422
      18    Varian Medical Systems, Inc. (D)(G)...............         747
     137    Walgreen Co. .....................................       5,970
      14    Watson Pharmaceuticals, Inc. (D)..................         455
     184    Wyeth.............................................      10,568
      32    Zimmer Holdings, Inc. (D).........................       2,757
                                                                ----------
                                                                   189,731
                                                                ----------
            SERVICES -- 6.5%
      35    Allied Waste Industries, Inc. (D).................         472
      19    Apollo Group, Inc. Class A (D)....................       1,120
      32    Autodesk, Inc. (D)................................       1,492
      76    Automatic Data Processing, Inc. ..................       3,675
      62    Avaya, Inc. (D)...................................       1,039
      23    C.H. Robinson Worldwide, Inc. ....................       1,232
     100    CBS Corp. Class B (G).............................       3,346
      19    Cintas Corp. .....................................         733
      68    Clear Channel Communications, Inc. ...............       2,571
      20    Cognizant Technology Solutions Corp. (D)..........       1,482
     426    Comcast Corp. Class A (D).........................      11,991
      24    Computer Sciences Corp. (D).......................       1,402
      19    Convergys Corp. (D)...............................         456
     106    DirecTV Group, Inc. (D)...........................       2,440
       9    Dow Jones & Co., Inc. (G).........................         512
      11    E.W. Scripps Co. .................................         523
      24    Ecolab, Inc. .....................................       1,026
      70    Electronic Data Systems Corp. ....................       1,933
      20    Equifax, Inc. (D).................................         883
      37    Express Scripts, Inc. (D).........................       1,862
      42    FedEx Corp. ......................................       4,682
      12    Fluor Corp. (G)...................................       1,350
      32    Gannett Co., Inc. ................................       1,767
      44    H & R Block, Inc. ................................       1,031
      26    Harrah's Entertainment, Inc. .....................       2,185
      53    Hilton Hotels Corp. ..............................       1,788
      27    IMS Health, Inc. (G)..............................         857
      64    Interpublic Group of Cos., Inc. (D)(G)............         732
      45    Marriott International, Inc. Class A..............       1,944
      47    McGraw-Hill Cos., Inc. ...........................       3,202
       5    Meredith Corp. (G)................................         330
      18    Monster Worldwide, Inc. (D).......................         738
      31    Moody's Corp. ....................................       1,957
      20    New York Times Co. Class A (G)....................         502
     319    News Corp. Class A................................       6,770
      48    Novell, Inc. (D)..................................         374
      45    Omnicom Group, Inc. ..............................       2,401
      47    Paychex, Inc. ....................................       1,824
      30    R.R. Donnelley & Sons Co. ........................       1,318
      23    Robert Half International, Inc. ..................         833
      29    Starwood Hotels & Resorts.........................       1,978

                                                                  MARKET
 SHARES                                                         VALUE (W)
---------                                                       ----------
            SERVICES -- (CONTINUED)
     489    Sun Microsystems, Inc. (D)........................  $    2,573
     519    Time Warner, Inc. ................................      10,914
      12    Tribune Co. ......................................         343
      47    Unisys Corp. (D)..................................         434
     145    United Parcel Service, Inc. Class B...............      10,595
      94    Viacom, Inc. Class B (D)..........................       3,932
     272    Walt Disney Co. ..................................       9,270
      71    Waste Management, Inc. ...........................       2,769
      25    Wyndham Worldwide Corp. (D).......................         908
                                                                ----------
                                                                   120,491
                                                                ----------
            TECHNOLOGY -- 22.7%
      81    Adobe Systems, Inc. (D)...........................       3,234
      75    Advanced Micro Devices, Inc. (D)(G)...............       1,079
      14    Affiliated Computer Services, Inc. Class A (D)....         771
      54    Agilent Technologies, Inc. (D)....................       2,085
      47    Alltel Corp. .....................................       3,201
      49    Altera Corp. .....................................       1,080
      45    Analog Devices, Inc. .............................       1,686
     118    Apple, Inc. (D)...................................      14,458
      25    Applera Corp. -- Applied Biosystems Group.........         767
     845    AT&T, Inc. .......................................      35,060
      28    BMC Software, Inc. (D)............................         846
      64    Broadcom Corp. Class A (D)........................       1,865
      56    CA, Inc. .........................................       1,455
      15    CenturyTel, Inc. .................................         738
      12    Ciena Corp. (D)...................................         420
     832    Cisco Systems, Inc. (D)...........................      23,167
      47    Citizens Communications Co. (G)...................         720
      25    Citrix Systems, Inc. (D)..........................         834
      41    Compuware Corp. (D)...............................         492
      25    Cooper Industries Ltd. ...........................       1,432
     215    Corning, Inc. (D).................................       5,506
      33    Danaher Corp. ....................................       2,464
     311    Dell, Inc. (D)....................................       8,887
      28    Dover Corp. ......................................       1,432
      42    Electronic Arts, Inc. (D).........................       2,009
      21    Embarq Corp. .....................................       1,314
     288    EMC Corp. (D).....................................       5,204
     109    Emerson Electric Co. .............................       5,099
      22    Fidelity National Information Services, Inc. .....       1,216
     103    First Data Corp. .................................       3,378
      23    Fiserv, Inc. (D)..................................       1,307
   1,410    General Electric Co. .............................      53,962
      30    Google, Inc. (D)..................................      15,615
       9    Harman International Industries, Inc. ............       1,047
     359    Hewlett-Packard Co. ..............................      16,011
      30    IAC/Interactive Corp. (D)(G)......................       1,041
     796    Intel Corp. ......................................      18,914
     187    International Business Machines Corp. ............      19,701
      47    Intuit, Inc. (D)..................................       1,412
      25    Jabil Circuit, Inc. (G)...........................         542
      29    JDS Uniphase Corp. (D)(G).........................         389
      78    Juniper Networks, Inc. (D)(G).....................       1,953
      17    L-3 Communications Holdings, Inc. ................       1,664
      13    Lexmark International, Inc. ADR (D)...............         638

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

                                                                  MARKET
 SHARES                                                         VALUE (W)
---------                                                       ----------
COMMON STOCK -- (CONTINUED)
            TECHNOLOGY -- (CONTINUED)
      35    Linear Technology Corp. (G).......................  $    1,259
      49    Lockheed Martin Corp. ............................       4,574
     106    LSI Corp. (D)(G)..................................         795
      44    Maxim Integrated Products, Inc. ..................       1,466
     158    Medtronic, Inc. ..................................       8,184
      31    MEMC Electronic Materials, Inc. (D)...............       1,876
     103    Micron Technology, Inc. (D).......................       1,295
   1,154    Microsoft Corp. ..................................      33,994
       7    Millipore Corp. (D)(G)............................         553
      19    Molex, Inc. ......................................         583
     317    Motorola, Inc. ...................................       5,613
      38    National Semiconductor Corp. .....................       1,081
      25    NCR Corp. (D).....................................       1,294
      51    Network Appliance, Inc. (D).......................       1,484
      50    NVIDIA Corp. (D)..................................       2,054
     542    Oracle Corp. (D)..................................      10,690
      16    PerkinElmer, Inc. ................................         426
      22    QLogic Corp. (D)..................................         365
     228    Qualcomm, Inc. ...................................       9,909
     213    Qwest Communications International, Inc. (D)(G)...       2,064
      61    Raytheon Co. (G)..................................       3,278
      23    Rockwell Collins, Inc. (G)........................       1,622
      31    SanDisk Corp. (D)(G)..............................       1,530
     124    Solectron Corp. (D)(G)............................         457
     397    Sprint Nextel Corp. ..............................       8,212
     123    Symantec Corp. (D)................................       2,494
      11    Tektronix, Inc. ..................................         377
      60    Tellabs, Inc. (D).................................         647
     196    Texas Instruments, Inc. (G).......................       7,391
      58    Thermo Fisher Scientific, Inc. (D)(G).............       2,992
     272    Tyco International Ltd. ..........................       9,180
      34    VeriSign, Inc. (D)................................       1,066
     398    Verizon Communications, Inc. .....................      16,377
      14    Waters Corp. (D)..................................         822
      11    Whirlpool Corp. ..................................       1,206
      65    Windstream Corp. (G)..............................         963
      41    Xilinx, Inc. .....................................       1,092
     166    Yahoo!, Inc. (D)..................................       4,497
                                                                ----------
                                                                   419,857
                                                                ----------
            TRANSPORTATION -- 1.3%
      49    Burlington Northern Santa Fe Corp. ...............       4,158
      61    Carnival Corp. ...................................       2,954
      60    CSX Corp. ........................................       2,700
      55    General Dynamics Corp. ...........................       4,338
      35    Harley-Davidson, Inc. ............................       2,103
      54    Norfolk Southern Corp. (G)........................       2,832
     107    Southwest Airlines Co. ...........................       1,595
      37    Union Pacific Corp. ..............................       4,269
                                                                ----------
                                                                    24,949
                                                                ----------

                                                                  MARKET
 SHARES                                                         VALUE (W)
---------                                                       ----------
            UTILITIES -- 3.5%
      91    AES Corp. (D)(G)..................................  $    2,002
      23    Allegheny Energy, Inc. (D)........................       1,174
      28    Ameren Corp. (G)..................................       1,387
      55    American Electric Power Co., Inc. ................       2,459
      44    CenterPoint Energy, Inc. (G)......................         765
      31    CMS Energy Corp. .................................         528
      37    Consolidated Edison, Inc. ........................       1,671
      25    Constellation Energy Group, Inc. .................       2,159
      48    Dominion Resources, Inc. .........................       4,139
      24    DTE Energy Co. (G)................................       1,161
     173    Duke Energy Corp. ................................       3,159
      55    Dynegy Holdings, Inc. (D).........................         522
      45    Edison International..............................       2,503
      96    El Paso Corp. ....................................       1,653
      27    Entergy Corp. ....................................       2,906
      92    Exelon Corp. .....................................       6,691
      42    FirstEnergy Corp. ................................       2,704
      56    FPL Group, Inc. ..................................       3,161
      10    Integrys Energy Group, Inc. ......................         523
      38    NiSource, Inc. ...................................         779
      48    PG&E Corp. (G)....................................       2,182
      14    Pinnacle West Capital Corp. ......................         547
      53    PPL Corp. ........................................       2,471
      35    Progress Energy, Inc. ............................       1,590
      35    Public Service Enterprise Group, Inc. (G).........       3,037
      24    Questar Corp. ....................................       1,254
     103    Southern Co. .....................................       3,532
      87    Spectra Energy Corp. .............................       2,247
      29    TECO Energy, Inc. ................................         495
      63    TXU Corp. ........................................       4,233
      56    Xcel Energy, Inc. (G).............................       1,144
                                                                ----------
                                                                    64,778
                                                                ----------
            Total common stock
              (cost $1,397,428)...............................  $1,831,218
                                                                ----------
PRINCIPAL
 AMOUNT
---------
 SHORT-TERM INVESTMENTS -- 6.9%
            REPURCHASE AGREEMENTS -- 0.9%
            BNP Paribas Securities Corp. Repurchase Agreement
              (maturing on 07/02/2007 in the amount of $5,077,
              collateralized by U.S. Treasury Bonds,
              7.13% -- 8.75%, 2020 -- 2023, value of $5,205)
$  5,075      4.35% dated 07/02/2007..........................  $    5,075
            RBS Greenwich Capital Markets Repurchase Agreement
              (maturing on 07/02/2007 in the amount of $5,767,
              collateralized by U.S. Treasury Note, 4.50%,
              2010, value of $5,901)
   5,764      4.35% dated 07/02/2007..........................       5,764

The accompanying notes are an integral part of these financial statements.

 HARTFORD INDEX HLS FUND

 JUNE 30, 2007 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

PRINCIPAL                                                         MARKET
 AMOUNT                                                         VALUE (W)
---------                                                       ----------
SHORT-TERM INVESTMENTS -- (CONTINUED)
            REPURCHASE AGREEMENTS -- (CONTINUED)
            UBS Securities, Inc. Repurchase Agreement
              (maturing on 07/02/2007 in the amount of $5,077,
              collateralized by U.S. Treasury Note, 8.75%,
              2017, value of $5,195)
$  5,075      4.40% dated 07/02/2007..........................  $    5,075
                                                                ----------
                                                                    15,914
                                                                ----------
 SHARES
---------
SHORT-TERM INVESTMENTS -- (CONTINUED)
            SECURITIES PURCHASED WITH PROCEEDS FROM SECURITY
            LENDING -- 5.9%
            CASH COLLATERAL REINVESTMENT FUND:
 109,572    Mellon GSL DBT II Collateral Fund.................  $  109,572
                                                                ----------
PRINCIPAL
 AMOUNT
---------
            U.S. TREASURY BILLS -- 0.1%
$  1,100    4.61%, 09/20/2007 (M)(S)..........................       1,089
                                                                ----------
            Total short-term investments
              (cost $126,575).................................  $  126,575
                                                                ----------

            Total investments
              (cost $1,524,003) (C)...........................  106.0%    $1,957,793
            Other assets and liabilities......................   (6.0)%     (110,178)
                                                                -----     ----------
            Total net assets..................................  100.0%    $1,847,615
                                                                =====     ==========

Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 0.16% of total net assets at June 30, 2007.

  (C) At June 30, 2007, the cost of securities for federal income tax purposes was $1,544,870 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

      Unrealized Appreciation.......................  $ 526,780
      Unrealized Depreciation.......................   (113,857)
                                                      ---------
      Net Unrealized Appreciation...................  $ 412,923
                                                      =========

  (D) Currently non-income producing.

  (G) Security is partially on loan at June 30, 2007.

  (M) The interest rate disclosed for these securities represents the effective yield on the date of acquisition.

  (S) Security pledged as initial margin deposit for open futures contracts at June 30, 2007.

                                                                      UNREALIZED
                              NUMBER OF               EXPIRATION    APPRECIATION/
      DESCRIPTION             CONTRACTS*   POSITION      MONTH      (DEPRECIATION)
      -----------             ----------   --------   -----------   --------------
      Standard & Poors 500
      Long Futures Contract       47         Long     Sept., 2007       $(153)
                                                                        =====

     * The number of contracts does not omit 000's.

  (W) See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

 HARTFORD INDEX HLS FUND

 STATEMENT OF ASSETS AND LIABILITIES
 JUNE 30, 2007 (UNAUDITED) (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                  HARTFORD
                                                                   INDEX
                                                                  HLS FUND
                                                              ----------------
ASSETS:
  Investments in securities, at value@......................     $1,957,793
  Cash......................................................             14
  Receivables:
    Investment securities sold..............................          1,297
    Fund shares sold........................................            295
    Dividends and interest..................................          1,965
    Variation margin........................................              2
  Other assets..............................................             20
                                                                 ----------
Total assets................................................      1,961,386
                                                                 ----------
LIABILITIES:
  Payable upon return of securities loaned..................        109,572
  Payables:
    Investment securities purchased.........................          2,751
    Fund shares redeemed....................................          1,303
    Variation margin........................................             26
    Investment management and advisory fees.................             20
    Administrative fee......................................             41
    Distribution fees.......................................              8
  Accrued expenses..........................................             50
                                                                 ----------
Total liabilities...........................................        113,771
                                                                 ----------
Net assets..................................................     $1,847,615
                                                                 ==========
SUMMARY OF NET ASSETS:
Capital stock and paid-in-capital...........................     $1,371,421
Accumulated undistributed net investment income.............         14,147
Accumulated net realized gain on investments................         28,410
Unrealized appreciation of investments......................        433,637
                                                                 ----------
Net assets..................................................     $1,847,615
                                                                 ==========
Shares authorized...........................................      4,000,000
                                                                 ----------
Par value...................................................     $    0.001
                                                                 ----------
CLASS IA: Net asset value per share.........................     $    34.41
                                                                 ----------
         Shares outstanding.................................         45,136
                                                                 ----------
         Net assets.........................................     $1,553,213
                                                                 ----------
CLASS IB: Net asset value per share.........................     $    34.22
                                                                 ----------
         Shares outstanding.................................          8,603
                                                                 ----------
         Net assets.........................................     $  294,402
                                                                 ----------
@ Cost of securities........................................     $1,524,003
                                                                 ----------
@ Market value of securities on loan........................     $  106,185
                                                                 ----------

The accompanying notes are an integral part of these financial statements.

 HARTFORD INDEX HLS FUND

 STATEMENT OF OPERATIONS
 FOR THE SIX-MONTH PERIOD ENDED JUNE 30, 2007 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                  HARTFORD
                                                                   INDEX
                                                                  HLS FUND
                                                              ----------------
INVESTMENT INCOME:
  Dividends.................................................      $ 17,149
  Interest..................................................           326
  Securities lending........................................            49
                                                                  --------
    Total investment income.................................        17,537
                                                                  --------
EXPENSES:
  Investment management and advisory fees...................           924
  Administrative services fees..............................         1,848
  Distribution fees -- Class IB.............................           357
  Custodian fees............................................             6
  Accounting services.......................................           139
  Board of Directors' fees..................................            15
  Other expenses............................................           131
                                                                  --------
    Total expenses (before waivers and fees paid
     indirectly)............................................         3,420
  Custodian fee offset......................................            (4)
                                                                  --------
    Total waivers and fees paid indirectly..................            (4)
                                                                  --------
    Total expenses, net.....................................         3,416
                                                                  --------
  Net investment income.....................................        14,121
                                                                  --------
NET REALIZED GAIN (LOSS) ON INVESTMENTS AND FUTURES
  CONTRACTS:
  Net realized gain on investments..........................        48,577
  Net realized gain on futures contracts....................           626
                                                                  --------
NET REALIZED GAIN ON INVESTMENTS AND FUTURES CONTRACTS:.....        49,203
                                                                  --------
NET CHANGES IN UNREALIZED APPRECIATION OF INVESTMENTS,
  FUTURES CONTRACTS:
  Net unrealized appreciation of investments................        58,390
  Net unrealized depreciation of futures contracts..........           (87)
                                                                  --------
NET CHANGES IN UNREALIZED APPRECIATION OF INVESTMENTS AND
  FUTURES CONTRACTS:........................................        58,303
                                                                  --------
NET GAIN ON INVESTMENTS AND FUTURES CONTRACTS:..............       107,506
                                                                  --------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........      $121,627
                                                                  ========

The accompanying notes are an integral part of these financial statements.

 HARTFORD INDEX HLS FUND

 STATEMENT OF CHANGES IN NET ASSETS
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                             HARTFORD
                                                                              INDEX
                                                                             HLS FUND
                                                              --------------------------------------
                                                              FOR THE SIX-MONTH
                                                                PERIOD ENDED         FOR THE YEAR
                                                                JUNE 30, 2007            ENDED
                                                                 (UNAUDITED)       DECEMBER 31, 2006
                                                              -----------------    -----------------
OPERATIONS:
  Net investment income.....................................     $   14,121           $   29,573
  Net realized gain on investments, futures contracts.......         49,203               88,857
  Net unrealized appreciation of investments, futures
    contracts...............................................         58,303              149,369
  Payment from affiliate....................................             --                   90
                                                                 ----------           ----------
  Net increase in net assets resulting from operations......        121,627              267,889
                                                                 ----------           ----------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income
    Class IA................................................           (526)             (26,105)
    Class IB................................................            (95)              (3,766)
  From net realized gain on investments
    Class IA................................................         (6,156)            (174,313)
    Class IB................................................         (1,167)             (29,239)
                                                                 ----------           ----------
    Total distributions.....................................         (7,944)            (233,423)
                                                                 ----------           ----------
CAPITAL SHARE TRANSACTIONS:
    Class IA
      Sold..................................................         58,344              109,735
      Issued on reinvestment of distributions...............          6,682              200,417
      Redeemed..............................................       (206,430)            (443,564)
                                                                 ----------           ----------
    Total capital share transactions........................       (141,404)            (133,412)
                                                                 ----------           ----------
    Class IB
      Sold..................................................         43,020               52,154
      Issued on reinvestment of distributions...............          1,262               33,006
      Redeemed..............................................        (43,972)             (76,191)
                                                                 ----------           ----------
    Total capital share transactions........................            310                8,969
                                                                 ----------           ----------
  Net decrease from capital share transactions..............       (141,094)            (124,443)
                                                                 ----------           ----------
  Net decrease in net assets................................        (27,411)             (89,977)
NET ASSETS:
  Beginning of period.......................................      1,875,026            1,965,003
                                                                 ----------           ----------
  End of period.............................................     $1,847,615           $1,875,026
                                                                 ==========           ==========
Accumulated undistributed net investment income.............     $   14,147           $      647
                                                                 ==========           ==========
SHARES:
    Class IA
      Sold..................................................          1,752                3,386
      Issued on reinvestment of distributions...............            190                6,466
      Redeemed..............................................         (6,188)             (13,684)
                                                                 ----------           ----------
    Total share activity....................................         (4,246)              (3,832)
                                                                 ----------           ----------
    Class IB
      Sold..................................................          1,302                1,605
      Issued on reinvestment of distributions...............             36                1,069
      Redeemed..............................................         (1,327)              (2,360)
                                                                 ----------           ----------
    Total share activity....................................             11                  314
                                                                 ----------           ----------

The accompanying notes are an integral part of these financial statements.

 HARTFORD INDEX HLS FUND

 NOTES TO FINANCIAL STATEMENTS
 JUNE 30, 2007 (UNAUDITED)
 ($000'S OMITTED)
--------------------------------------------------------------------------------
1.  ORGANIZATION:

    Hartford Index HLS Fund (the "Fund") serves an underlying investment option for certain variable annuity and variable life insurance separate accounts of Hartford Life Insurance Company ("HLIC") and its affiliates and certain qualified retirement plans. Certain Hartford HLS Funds may also serve as underlying investment options for certain variable annuity and variable life insurance separate accounts of other insurance companies. Owners of variable annuity contracts and policyholders of variable life insurance contracts may choose the funds permitted in the accompanying variable insurance contract prospectus. In addition, participants in certain qualified retirement plans may choose the funds permitted by their plans.

    The Fund is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (SEC) under the Investment Company Act of 1940 as amended, ("1940 Act"), as a diversified open-end management investment company. The Fund is a component of Hartford Series Fund, Inc., (the "HLS Funds").

    The Fund is divided into Class IA and IB shares. Each class is offered at net asset value without a sales charge and is subject to the same expenses except that the Class IB shares are subject to distribution fees charged pursuant to Distribution and Service Plans. These Distribution and Service Plans have been adopted in accordance with Rule 12b-1 of the 1940 Act.

    Indemnifications -- Under the Fund's organizational documents, its directors and officers are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, the Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

2.  SIGNIFICANT ACCOUNTING POLICIES:

    The following is a summary of significant accounting policies of the Fund, which are in accordance with U.S. generally accepted accounting principles in the investment company industry:

    a) Security Transactions -- Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Security gains and loses are determined on the basis of identified cost.

    b) Security Valuation and Investment Income -- The Fund generally use market prices in valuing portfolio securities. If market quotations are not readily available or are deemed unreliable, a Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of that Fund's Board of Directors. Market prices may be deemed unreliable, for example, if a security is thinly traded or if an event has occurred after the close of the exchange on which a portfolio security is principally traded but before the close of the New York Stock Exchange (the "Exchange") (normally 4:00 p.m. Eastern Time, referred to as the "Valuation Time") that is expected to affect the value of the portfolio security. The circumstances in which a Fund may use fair value pricing include, among others: (i) the occurrence of events that are significant to a particular issuer, such as mergers, restructuring or defaults; (ii) the occurrence of events that are significant to an entire market, such as natural disasters in a particular region or governmental actions; (iii) trading restrictions on securities; (iv) thinly traded securities and
        (v) market events such as trading halts and early market closings. In addition, with respect to the valuation of securities principally traded on foreign markets, each Fund uses a fair value pricing service approved by that Fund's Board of Directors which employs quantitative models to adjust for "stale" prices caused by the movement of other markets and other factors occurring after the close of the foreign markets but before the close of the Exchange. Securities that are principally traded on foreign markets may trade on days that are not business days of the Funds. Because the NAV of each Fund's shares is determined only on business days of the Funds, the value of the portfolio securities of a Fund that invests in foreign securities may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Funds may cause the net asset value of their respective shares to differ significantly from the net asset value that would have been calculated using market prices at the close of the exchange on which a portfolio security is principally traded but before the close of the Exchange. There can be no assurance that any Fund could obtain the fair value assigned to a security if the Fund were to sell the security at approximately the time at which that Fund determines its NAV per share.

        Exchange Exchange traded equity securities shall be valued at the last reported sale price on the exchange or market on which the security is primarily traded (the "Primary Market") at the Valuation Time. If the security did not trade on the Primary Market, it may be valued at the Valuation Time at the last reported sale price on another exchange where it trades. The value of an equity security not traded on any exchange but traded on the Nasdaq Stock Market, Inc. System ("Nasdaq") or another over-the-counter ("OTC") market shall be valued at the last reported sale price or official closing price on the exchange or market on which the security is traded as of the Valuation Time. If it is not possible to determine the last reported sale price or official closing price on the relevant exchange or market at the Valuation Time, the value of the security shall be taken to be the most recent bid quotation on such exchange or market at the Valuation Time.

        Short term investments with a maturity of more than 60 days when purchased are valued based on market quotations until the remaining days to maturity become less than 61 days. Investments that mature in 60 days or less are valued at amortized cost, which approximates market value.

        Securities of foreign issuers and non-dollar securities are translated from the local currency into U.S. dollars using prevailing exchange rates.

        Options contracts on securities, currencies, indexes, futures contracts, commodities and other instruments shall be valued at their most recent sales price at the Valuation Time on the Primary Market on which the instrument is traded. If the instrument did not trade on the Primary Market, it may be valued at the most recent sales price at the Valuation Time on another exchange or market where it did trade.

        Futures contracts shall be valued at the final settlement price reported by the applicable futures exchange. If there were no trades as of the valuation day, then the contract shall be valued at the closing bid price as of the Valuation Time.

--------------------------------------------------------------------------------

        Financial instruments for which prices are not available from an independent pricing service, but where an active market exists, are valued using market quotations obtained from one or more dealers that make markets in securities or from a widely-used quotation system in accordance with procedures established by the Fund's Board of Directors.

        A foreign currency contract shall be valued based on the price of underlying currency at the prevailing interpolated exchange rate, which is a combination of the spot currency rate and the forward currency rate. Spot currency rates and forward currency rates are obtained from an independent pricing service on a daily basis not more than one hour before the Valuation Time. In the event that the applicable pricing service cannot provide the spot currency rates and forward currency rates in a timely fashion, such rates may be obtained from a widely-used quotation system in accordance with procedures established by the Fund's Board of Directors.

        Dividend income is accrued as of the ex-dividend date, except that certain dividends for foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the dividend in the exercise of reasonable diligence. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis. Income and capital gain distributions from Underlying Funds are recorded on the ex-dividend date.

    d) Securities Lending -- The Fund may lend its securities to certain qualified brokers who pay the Fund negotiated lender fees. The loans are fully collateralized at all times with cash, and/or U.S. Government Securities and/or repurchase agreements. The cash collateral is then invested in short-term money market instruments. The repurchase agreements are fully collateralized by U.S. Government Securities. The adequacy of the collateral for securities on loan is monitored on a daily basis. For instances where the market value of collateral falls below the market value of the securities out on loan, such collateral is supplemented on the following day. As with other extensions of credit, the Fund may bear the risk of delay in recovery of loaned securities or even loss of rights in the collateral should the borrower of the securities fail financially.

    e) Joint Trading Account -- Pursuant to an exemptive order issued by the SEC, the Fund may transfer uninvested cash balances into a joint trading account managed by Hartford Investment Management Company ("Hartford Investment Management"), a wholly-owned subsidiary of The Hartford Financial Services Group, Inc. ("The Hartford"). These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

    f) Repurchase Agreements -- A repurchase agreement is an agreement by which the seller of a security agrees to repurchase the security sold at a mutually agreed upon time and price. At the time the Funds enter into a repurchase agreement, the value of the underlying collateral security(ies), including accrued interest, will be equal to or exceed the value of the repurchase agreement. Securities that serve to collateralize the repurchase agreement are held by each Fund's custodian in book entry or physical form in the custodial account of the Funds or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest receivable.

    g) Futures and Options Transactions -- The Fund may invest in futures and options contracts in order to gain exposure to or protect against changes in the market. A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date. When the Fund enters into futures contracts, the Fund is required to deposit with a futures commission merchant an amount of "initial margin" of cash, commercial paper or U.S. Treasury Bills. Subsequent payments, called maintenance margin, to and from the broker, are made on a daily basis as the price of the underlying security fluctuates, making the long and short positions in the futures contract more or less valuable (i.e., mark-to-market), which results in an unrealized gain or loss to the Fund.

        At any time prior to the expiration of the futures contract, the Fund may close the position by taking an opposite position, which would effectively terminate the position in the futures contract. A final determination of maintenance margin is then made, additional cash is required to be paid by or released to the Fund and the Fund realizes a gain or loss.

        The use of futures contracts involve elements of market risk, which may exceed the amounts recognized in the Statement of Assets and Liabilities. Changes in the value of the futures contracts may decrease the effectiveness of the Fund's strategies and potentially result in loss. The Fund, as shown in the Schedule of Investments, had outstanding futures contracts as of June 30, 2007.

        The premium paid by the Fund for the purchase of a call or put option is included in the Fund's Statement of Assets and Liabilities as an investment and subsequently "marked-to-market" through net unrealized appreciation (depreciation) of options to reflect the current market value of the option as of the end of the reporting period

        The Funds may write covered options. "Covered" means that so long as the Fund is obligated as the writer of an option, it will own either the underlying securities or currency or an option to purchase or sell the same underlying securities or currency having an expiration date of the covered option and an exercise price equal to or less than the exercise price of the covered option, or will establish or maintain with its custodian for the term of the option a "segregated account" consisting of cash or other liquid securities having a value equal to or greater than the fluctuating market value of the option securities of currencies. A Fund receives a premium for writing a call or put option, which is recorded on the Fund's Statement of Assets and Liabilities and subsequently "marked-to-market" through net unrealized appreciation (depreciation) of options. There is a risk of loss from a change in the value of such options, which may exceed the related premiums received. The Fund had no transactions involving written option contracts during the six-month period ended June 30, 2007.

    h) Indexed Securities -- The Fund may invest in indexed securities whose values are linked to changes in interest rates, indices, or other underlying instruments. The Fund uses these securities to increase or decrease their exposure to different underlying instruments and to gain exposure to markets that might be difficult to invest in using conventional securities. Indexed securities may be more volatile than their underlying instruments, but any loss is limited to the amount of the original investment and there may be a limit to the potential appreciation of the investment. The Fund had no investments in indexed securities, as of June 30, 2007.

 HARTFORD INDEX HLS FUND

 JUNE 30, 2007 (UNAUDITED)
 ($000'S OMITTED)
--------------------------------------------------------------------------------

    i) Federal Income Taxes -- For federal income tax purposes, the Fund intends to continue to qualify as regulated investment company under Subchapter M of the Internal Revenue Code (IRC) by distributing substantially all of its taxable net investment income and net realized capital gains to their shareholders or otherwise complying with the requirements of regulated investment companies. The Fund has distributed substantially all of their income and capital gains in prior years and each Fund intends to distribute substantially all of its income and gains prior to the next fiscal year end. Accordingly, no provision for federal income taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

        The tax character of distributions paid by the Fund (as adjusted for dividends payable) from ordinary income were $30,059 and $37,778 and the distributions from long-term capital gains were $203,364 and $63,847, for the years ended December 31, 2006 and December 31, 2005.

        As of December 31, 2006, the Fund's components of distributable earnings (deficit) on a tax basis were undistributed ordinary income of $1,537, undistributed long-term capital gain of $6,441, and undistributed unrealized appreciation of $354,533.

        The differences between book-basis and tax-basis unrealized appreciation (deprecation) are attributable primarily to the tax deferral of wash sales losses, the mark-to-market adjustment for certain derivatives in accordance with IRC Sec. 1256, the mark-to-market Passive Foreign Investment Companies and basis differences in real estate investment trusts.

        In accordance with American Institute of Certified Public Accountants Statement of Position 93-2, Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies, the Fund has recorded a reclassification of its capital account. This reclassification had no impact on the net asset value per share of the Fund and is designed generally to present accumulated undistributed (distribution in excess of) net investment income and realized gains (losses) investments on a tax basis, which is considered to be more informative to the shareholder. Reclassifications are a result of permanent differences between GAAP and tax accounting for such items as foreign currency, distributions representing a return of capital, investments in mortgage-backed securities, class action settlements received, expiration of capital loss carryforwards and net operating losses that reduce short-term capital gain distribution requirements. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund's distributions may be shown in the accompanying Statements of Changes in Net Assets as from net investment income, from net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended December 31, 2006, the Fund recorded a reclassification of $(298) to accumulated net investment income (loss) and a reclassification of $298 to accumulated net realized gain (loss) on investments.

        The Fund had no capital loss carryforwards for U.S. Federal Tax purposes as of December 31, 2006.

    j) Fund Share Valuation and Distributions to Shareholders -- Orders for the Fund's shares are executed in accordance with the investment instructions of the contract holders or plan participants. The net asset value of the Fund's shares is determined as of the close of each business day of the Exchange. The net asset value per share is determined separately for each class of the Fund by dividing the Fund's net assets attributable to that class by number of shares of the class outstanding. Orders for the purchase of the Fund's shares received by an insurance company or plan prior to the close of the Exchange on any day on which the Exchange is open for business are priced at the per-share net asset value determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined per-share net asset value.

        Dividends are declared pursuant to a policy by the Fund's Board of Directors based upon the investment performance of the Fund. The policy of the Fund is to pay dividends from net investment income and distribute realized capital gains, if any, at least once a year.

        Distributions from net investment income, net realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U. S. generally accepted accounting principles with respect to character and timing. These differences include the treatment of non-taxable dividends, expiring capital loss carryforwards, foreign currency gains and losses, deferred due to wash sales and excise tax regulations. Permanent book and tax basis differences relating to shareholder distributions result in reclassifications to capital accounts (see Note 2 (i)).

    k) Illiquid and Restricted Securities -- The Fund is permitted to invest up to 15% of its net assets in illiquid securities. "Illiquid Securities" are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine the Fund's net asset value per share. The Fund may not be able to sell illiquid securities or other investments when its sub-adviser considers it desirable to do so or may have to sell such securities or investments at a price that is lower than the price that could be obtained if the securities or investments were more liquid. A sale of illiquid securities or other investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid securities and investments also may be more difficult to value, due to the unavailability of reliable market quotations for such securities or investments, and investments in them may have an adverse impact on net asset value. The Fund may also purchase certain restricted securities, commonly known as Rule 144A securities, that can be resold to institutions and which may be determined to be liquid pursuant to policies and guidelines established by the Fund's Board of Directors.

    l)  Securities Purchased on a When-Issued or Delayed-Delivery
        Basis -- Delivery and payment for securities that have been purchased by the Fund on a forward commitment or when-issued or delayed-delivery basis take place beyond the customary settlement period. During this period, such securities are subject to market fluctuations, and the Fund identifies securities segregated in their records with value at least equal to the amount of the commitment. As of June 30, 2007, the Fund had no outstanding when-issued or forward commitments.

    m) Use of Estimates -- The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial

--------------------------------------------------------------------------------

        statements and the reported amounts of income and expenses during the period. Operating results in the future could vary from the amounts derived from management's estimates.

    n) Financial Accounting Standards Board Interpretation No. 48 -- On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" ("FIN 48"). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. Management has evaluated the implications of FIN 48 and has determined there is no impact to the Fund's financial statements.

    o) Financial Accounting Standards Board Financial Accounting Standard No. 157 -- In September 2006, FASB issued Statement on Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"). This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. FAS 157 is effective for the Funds' financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. As of June 30, 2007, the Funds do not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain measurements reported in the Statement of Operations for a fiscal period.

3.  EXPENSES:

    a) Investment Management and Advisory Agreements -- HL Investment Advisors, LLC ("HL Advisors") an indirect wholly-owned subsidiary of The Hartford, serves as investment manager to the Fund pursuant to investment management agreements approved by the Fund's Board of Directors and shareholders. Investment management and advisory fees are accrued daily and paid monthly.

        The schedule below reflects the rates of compensation paid to HL Advisors for services rendered:

                            HARTFORD INDEX HLS FUND

AVERAGE DAILY NET ASSETS                                      ANNUAL RATE
------------------------                                      -----------
On first $2 billion.......................................       0.10%
Over $2 billion...........................................       0.00%

        Pursuant to sub-advisory agreements between HL Advisors and Hartford Investment Management, Hartford Investment Management provides the day-to-day investment management services to the Fund. Hartford Investment Management determines the purchase and sale of portfolio securities and places such orders for execution in the name of the Fund. In conjunction with their investment activity, Hartford Investment Management furnishes reports to the Fund's Board of Directors concerning economic forecasts, investment strategy, portfolio activity and performance of the Fund.

    b) Administrative Services Agreement -- Under the Administrative Services Agreement between HLIC and the Fund, HLIC provides administrative services to the Funds and receives monthly compensation at the annual rate of 0.20% for the first $5 billion in average net assets, 0.18% of average net assets for the next $5 billion and 0.17% for average net assets over $10 billion. The Funds assume and pay certain other expenses (including, but not limited to, accounting, custodian, state taxes and directors' fees). Directors' fees represent remuneration paid or accrued to directors not affiliated with HLIC or any other related company. The Fund's administrative fees are accrued daily and paid monthly.

    c) Other Related Party Transactions -- The Hartford provided certain legal services to the Funds, for which the Funds were charged $2 for the six month period ended June 30, 2007. Certain officers of the Funds are Directors and/or officers of HIFSCO, Hartford Investment Management and /or The Hartford or its subsidiaries. For the six-month period ended June 30, 2007, a portion of the Fund's chief compliance officer's salary was paid by the Fund in the amount of $3.

    d) Accounting Services Agreement -- Under the Fund Accounting Agreement between HLIC and the Fund, Hartford Life provides accounting services to the Fund and received monthly compensation at the annual rate of 0.015% of the Fund's average daily net assets. The Fund's accounting services fees are accrued daily and paid monthly.

    e) Operating Expenses -- Allocable expenses of the Fund are charged to the Fund based on the ratio of the net assets of the Fund to the combined net assets of the Mutual Funds. Non-allocable expenses are charged to the Fund based on specific identification.

    f) Fees Paid Indirectly -- The Fund has entered into an agreement with State Street Global Advisors, LLC and Frank Russell Securities, Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of the Fund's expenses. The Fund's custodian bank has also agreed to reduce its fees when the Fund maintains cash on deposit in the non-interest-bearing custody account. For the year ended December 31, 2006, these amounts are included in the Statement of Operations.

 HARTFORD INDEX HLS FUND

 JUNE 30, 2007 (UNAUDITED)
 ($000'S OMITTED)
--------------------------------------------------------------------------------

        The ratio of expenses to average net assets excludes fees paid indirectly in the financial highlights. Had the fees paid indirectly been included, the annualized expense ratios for the years listed below, would have been as follows:

                                      FOR THE SIX-MONTHS
                                            ENDED             FOR THE YEAR ENDED      FOR THE YEAR ENDED      FOR THE YEAR ENDED
                                        JUNE 30, 2007         DECEMBER 31, 2006       DECEMBER 31, 2005       DECEMBER 31, 2004
                                     --------------------    --------------------    --------------------    --------------------
                                      RATIO OF EXPENSES       RATIO OF EXPENSES       RATIO OF EXPENSES       RATIO OF EXPENSES
                                        TO AVERAGE NET          TO AVERAGE NET          TO AVERAGE NET          TO AVERAGE NET
                                         ASSETS AFTER            ASSETS AFTER            ASSETS AFTER            ASSETS AFTER
                                     WAIVERS AND OFFSETS     WAIVERS AND OFFSETS     WAIVERS AND OFFSETS     WAIVERS AND OFFSETS
                                     --------------------    --------------------    --------------------    --------------------
        FUND                         CLASS IA    CLASS IB    CLASS IA    CLASS IB    CLASS IA    CLASS IB    CLASS IA    CLASS IB
        ----                         --------    --------    --------    --------    --------    --------    --------    --------
        Hartford Index HLS Fund....    0.33%       0.58%       0.33%       0.58%       0.42%       0.67%       0.44%       0.69%

    g) Distribution Plan for Class IB shares -- The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act for the Class IB shares. Pursuant to the Distribution Plan, the Fund compensates the Distributor, Hartford Security Distribution Company, Inc. (a wholly owned, ultimate subsidiary of Hartford Life) from assets attributable to the Class IB shares for services rendered and expenses borne in connection with activities primarily intended to result in the sale of the Class IB shares.

        The Distribution Plan provides that the Fund may pay annually up to 0.25% of the average daily net assets of the Fund attributable to its Class IB shares for activities primarily intended to result in the sale of Class IB shares. Under the terms of the Distribution Plan and the principal underwriting agreement, the Fund is authorized to make payments monthly to the Distributor which may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class IB shares for such entities' fees or expenses incurred or paid in that regard.

    h) Payment from Affiliate -- The Fund is available for purchase by the separate accounts of different variable universal life policies, variable annuity products, and funding agreements and they are offered directly to certain qualified retirement plans ("Products"). Although existing Products contain transfer restrictions, some Products, particularly older variable annuity products, do not contain restrictions on the frequency of transfers. In addition, as the result of the settlement of litigation against Hartford Life, (the issuers of such variable annuity products), the Fund's ability to restrict transfers by certain owners of older variable annuity products was limited. During 2006, these annuity owners surrendered the older variable annuity contracts that were subject to prior litigation. In February 2005, Hartford Life agreed with the Board of Directors of the Fund to indemnify the Fund for any material harm caused to the Fund from frequent trading by these contracts owners. Pursuant to the agreement $90 was paid to the Fund in 2006 as seen on the Statement of Changes in Net Assets for the year ended December 31, 2006.

        The total return in the financial highlights includes payment from affiliate. Had the payment from affiliate for unrestricted transfers been excluded, the impact on total return for the year ended December 31, 2006, would have been 0.01% for Class IA and Class IB.

4.  INVESTMENT TRANSACTIONS:

    For the six-month period ended June 30, 2007, the Fund's aggregate purchases and sales of investment securities (excluding short-term investments and U.S. government obligations) amounted to $34,689 and $170,642, respectively.

5.  LINE OF CREDIT:

    The Fund participates in a $750,000 committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the Fund is required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. For the six-month period ended June 30, 2007, the Fund did not have any borrowings under this facility.

6.  SUBSEQUENT EVENT:

    On July 23, 2007, The Hartford Financial Services Group, Inc. (The "Company") entered into an agreement (the "Agreement") with the New York Attorney General's Office, the Connecticut Attorney General's Office, and the Illinois Attorney General's Office to resolve (i) the previously disclosed investigation by the New York Attorney General's Office of aspects of the Company's variable annuity and mutual fund operations related to market timing; and (ii) investigations by the above referenced Attorneys General previously disclosed by the Company but unrelated to the Funds including the Company's compensation agreements with brokers, alleged participation in arrangements to submit inflated bids, compensation arrangements in connection with the administration of workers compensation plans and reporting of workers compensation premium, participation in finite reinsurance transactions, sale of fixed and individual annuities used to fund structured settlements, and marketing and sale of individual and group variable annuity products.

    Under the terms of the Agreement, the Company agreed to certain conduct remedies and will pay $115 million, of which $84 million represents restitution for market timing, $5 million represents restitution for issues relating to the compensation of brokers, and $26 million is a civil penalty. With respect to the $84 million in restitution for market timing, this amount will be paid into a fund to compensate certain variable-annuity contract holders of the Company for harm the New York Attorney General found to have resulted from the market-timing activities of variable-annuity contract holders from 1998 through 2003.

    In addition, the Securities and Exchange Commission staff has informed the Company that, in light of the Agreement, it has concluded its previously disclosed investigation into matters related to market timing without recommending any enforcement action.

 HARTFORD INDEX HLS FUND

 FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                               -- SELECTED PER-SHARE DATA(4) --
                                          --------------------------------------------------------------------------
                                                                                   NET
                                                                                REALIZED
                                                                                   AND
                                          NET ASSET      NET        PAYMENT    UNREALIZED      TOTAL      DIVIDENDS
                                          VALUE AT    INVESTMENT     FROM         GAIN          FROM       FROM NET
                                          BEGINNING     INCOME       (TO)       (LOSS) ON    INVESTMENT   INVESTMENT
                                          OF PERIOD     (LOSS)     AFFILIATE   INVESTMENTS   OPERATIONS     INCOME
                                          ---------   ----------   ---------   -----------   ----------   ----------
HARTFORD INDEX HLS FUND
 For the Six-Month Period Ended June 30,
  2007 (Unaudited)
 Class IA...............................   $32.36       $ 0.27       $  --       $  1.93      $  2.20       $(0.01)
 Class IB...............................    32.22         0.22          --          1.93         2.15        (0.01)
 For the Year Ended December 31, 2006
 Class IA...............................    31.97         0.56          --          4.05         4.61        (0.56)
 Class IB...............................    31.84         0.44          --          4.06         4.50        (0.46)
 For the Year Ended December 31, 2005
 Class IA...............................    32.17         0.51          --          0.90         1.41        (0.61)
 Class IB...............................    32.02         0.40          --          0.93         1.33        (0.51)
 For the Year Ended December 31, 2004
 Class IA...............................    29.60         0.50          --          2.56         3.06        (0.39)
 Class IB...............................    29.49         0.44          --          2.53         2.97        (0.34)
 For the Year Ended December 31, 2003
 Class IA...............................    23.46         0.36          --          6.23         6.59        (0.37)
 Class IB...............................    23.39         0.31          --          6.19         6.50        (0.32)
 For the Year Ended December 31, 2002
 Class IA...............................    31.81(5)      0.32(5)       --         (8.29)(5)    (7.97)       (0.28)(5)
 Class IB...............................    31.75(5)      0.28(5)       --         (8.30)(5)    (8.02)       (0.24)(5)

                                                                                                                 -- RATIOS AND
                                                           -- SELECTED PER-SHARE DATA(4) --                    SUPPLEMENTAL DATA --
                                          -------------------------------------------------------------------  --------------------
                                                                                                        NET
                                                                                             NET       ASSET
                                          DISTRIBUTIONS                                    INCREASE    VALUE
                                              FROM                                        (DECREASE)     AT                 NET
                                            REALIZED      DISTRIBUTIONS                     IN NET      END                ASSETS
                                             CAPITAL          FROM            TOTAL         ASSET        OF      TOTAL   AT END OF
                                              GAINS          CAPITAL      DISTRIBUTIONS     VALUE      PERIOD    RETURN    PERIOD
                                          -------------   -------------   -------------   ----------   ------    ------  ---------
HARTFORD INDEX HLS FUND
 For the Six-Month Period Ended June 30,
  2007 (Unaudited)
 Class IA...............................    $(0.14)         $   --          $(0.15)       $  2.05    $34.41      6.77(2)  $1,553,213
 Class IB...............................     (0.14)             --           (0.15)          2.00     34.22      6.64(2)     294,402
 For the Year Ended December 31, 2006
 Class IA...............................     (3.66)             --           (4.22)          0.39     32.36     15.46(7)   1,598,176
 Class IB...............................     (3.66)             --           (4.12)          0.38     32.22     15.17(7)     276,850
 For the Year Ended December 31, 2005
 Class IA...............................     (1.00)             --           (1.61)         (0.20)    31.97      4.50      1,701,424
 Class IB...............................     (1.00)             --           (1.51)         (0.18)    31.84      4.24        263,579
 For the Year Ended December 31, 2004
 Class IA...............................     (0.10)             --           (0.49)          2.57     32.17     10.39      1,973,470
 Class IB...............................     (0.10)             --           (0.44)          2.53     32.02     10.12        252,959
 For the Year Ended December 31, 2003
 Class IA...............................     (0.08)             --           (0.45)          6.14     29.60     28.13      1,934,490
 Class IB...............................     (0.08)             --           (0.40)          6.10     29.49     27.81        195,900
 For the Year Ended December 31, 2002
 Class IA...............................     (0.10)(5)          --           (0.38)         (8.35)    23.46(5) (22.45)     1,553,260
 Class IB...............................     (0.10)(5)          --           (0.34)         (8.36)    23.39(5) (22.63)        68,832

                                               -- RATIOS AND SUPPLEMENTAL DATA --
                                          ------------------------------------------------
                                                                     RATIO OF
                                           RATIO OF     RATIO OF       NET
                                           EXPENSES     EXPENSES    INVESTMENT
                                          TO AVERAGE   TO AVERAGE     INCOME
                                          NET ASSETS   NET ASSETS   TO AVERAGE   PORTFOLIO
                                            BEFORE       AFTER         NET       TURNOVER
                                          WAIVERS(3)   WAIVERS(3)     ASSETS      RATE(6)
                                          ----------   ----------   ----------   ---------
HARTFORD INDEX HLS FUND
 For the Six-Month Period Ended June 30,
  2007 (Unaudited)
 Class IA...............................     0.33%(1)     0.33%(1)     1.57%(1)       2%
 Class IB...............................     0.58(1)      0.58(1)      1.32(1)       --
 For the Year Ended December 31, 2006
 Class IA...............................     0.42         0.33         1.60           4
 Class IB...............................     0.67         0.58         1.36          --
 For the Year Ended December 31, 2005
 Class IA...............................     0.42         0.42         1.46           5
 Class IB...............................     0.67         0.67         1.21          --
 For the Year Ended December 31, 2004
 Class IA...............................     0.44         0.44         1.60           5
 Class IB...............................     0.69         0.69         1.35          --
 For the Year Ended December 31, 2003
 Class IA...............................     0.44         0.44         1.40           3
 Class IB...............................     0.69         0.69         1.15          --
 For the Year Ended December 31, 2002
 Class IA...............................     0.44         0.44         1.18          15
 Class IB...............................     0.69         0.67         0.95          --

---------------
(1)  Annualized.
(2)  Not annualized.
(3) Ratios do not reflect reductions for fees paid indirectly. Please see Note 3(f).
(4) Information presented relates to a share outstanding throughout the indicated period.
(5) Per share amounts have been restated to reflect a reverse stock split for Classes IA and IB shares effective November 22, 2002.
(6) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(7) Total return without the inclusion of the Payment from Affiliate, as noted on the Statement of Operations, can be found in Note 3(h).

 HARTFORD INDEX HLS FUND

 DIRECTORS AND OFFICERS (UNAUDITED)
--------------------------------------------------------------------------------

The Boards of Directors appoint officers who are responsible for the day-to-day operations of the Funds and who execute policies formulated by the Directors. Each Director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held, or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a substantial financial interest in The Hartford are considered "interested" persons of the funds pursuant to the Investment Company Act of 1940. Each officer and three of the Funds' directors, as noted in the chart below, are "interested" persons of the Funds. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., The Hartford Income Shares Fund, Inc., Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc., which collectively consist of 89 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, CT 06104-2999, except that correspondence to Ms. Fagely, Ms. Fleege and Ms. Settimi may be sent to 500 Bielenberg Dr., Woodbury, MN 55125.

The table below sets forth, for each director and officer, his or her name, age, current position with the funds, date first elected or appointed to Hartford Series Fund, Inc. ("SF") and Hartford HLS Series Fund II, Inc. ("SF2"), principal occupation, and, for directors, other directorships held.

The Statement of Additional Information ("SAI") includes additional information about Fund directors and is available upon request without charge by calling 1-800-862-6668 or writing to Hartford HLS Funds, c/o Individual Annuity Services, P.O. Box 5085, Hartford, CT 06102-5085.

Information on the aggregate remuneration paid to the directors by each Fund can be found in the Statement of Operations herein. The Funds do not pay salaries or compensation to any of their officers or directors who are employed by The Hartford.

NON-INTERESTED DIRECTORS

LYNN S. BIRDSONG (age 60) Director since 2003, Chairman of the Litigation Committee; Co-Chairman of the Investment Committee
     Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm. Since 2003, Mr. Birdsong has been an independent Director of The Japan Fund. From 2003 to March 2005, Mr. Birdsong was an independent director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an interested Director of The Japan Fund.

ROBERT M. GAVIN, JR. (age 66) Director since 2002 (SF) and 1986 (SF2), Chairman of the Board since 2004
     Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community; and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

DUANE E. HILL (age 61) Director since 2001 (SF) and 2002 (SF2), Chairman of the Nominating Committee
     Mr. Hill is a Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former Partner of TSG Capital Group, a private equity investment firm that serves as sponsor and lead investor in leveraged buyouts of middle market companies.

SANDRA S. JAFFEE (age 65) Director since 2005
     Ms. Jaffee is Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions. Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm, from August 2004 to August 2005. From September 1995 to July 2004, Ms. Jaffee served as Executive Vice President at Citigroup, where she was President and Chief Executive Officer of Citibank's Global Securities Services (1995-2003).

WILLIAM P. JOHNSTON (age 62) Director since 2005, Chairman of the Compliance Committee
     In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

PHILLIP O. PETERSON (age 62) Director since 2002 (SF) 2000 (SF2), Chairman of the Audit Committee
     Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Directors. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.

LEMMA W. SENBET (age 60) Director since 2005
     Dr. Senbet is the William E. Mayer Chair Professor of Finance at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department during 1998-2006. Previously he was an endowed professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000-July 2002. Professor Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association.

 HARTFORD INDEX HLS FUND

--------------------------------------------------------------------------------

INTERESTED DIRECTORS AND OFFICERS

THOMAS M. MARRA (age 49) Director since 2002

     Mr. Marra is President and Chief Operating Officer of The Hartford Financial Services Group, Inc ("The Hartford"). He is also a member of the Board of Directors for The Hartford. Mr. Marra was named President and COO of The Hartford in 2007. He served as COO of Hartford Life, Inc. ("Hartford Life") from 2000 to 2007, as President of Hartford Life from 2001 to 2007, and as Director of Hartford Life's Investment Products Division from 1998 to 2000. Mr. Marra is Chairman of the Board and Manager of Hartford Investment Financial Services, LLC ("HIFSCO") and Chief Executive Officer, Manager and President of HL Investment Advisors, LLC ("HLIA").

LOWNDES A. SMITH (age 67) Director since 1996 (SF) 2002 (SF2), Co-Chairman of the Investment Committee

     Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of Hartford Life, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith has served as a Director of White Mountains Insurance Group since November 2003.

DAVID M. ZNAMIEROWSKI (age 46) Director since 1999 (SF) 2005 (SF2), President since 1999 (SF) 2001 (SF2)

     Mr. Znamierowski currently serves as President of Hartford Investment Management Company ("Hartford Investment Management") and as Executive Vice President and Chief Investment Officer for The Hartford, Hartford Life, Inc. and Hartford Life Insurance Company. Mr. Znamierowski is also Chief Investment Officer for Hartford Administrative Services Company ("HASCO").

OTHER OFFICERS

ROBERT M. ARENA (age 38) Vice President since 2006

     Mr. Arena serves as Senior Vice President of Hartford Life and heads its Retail Products Group in the U.S. Wealth Management Division. Prior to joining The Hartford in 2004, he was Senior Vice President in charge of Product Management for American Skandia/Prudential in the individual annuities division. Mr. Arena joined American Skandia in 1996.

TAMARA L. FAGELY (age 49) Vice President, Controller and Treasurer since 2002
(SF) 1993 (SF2)

     Ms. Fagely has been Vice President of HASCO since 1998 and Chief Financial Officer of HASCO since 2006. Currently, Ms. Fagely is a Vice President of Hartford Life Insurance Company. She served as Assistant Vice President of Hartford Life Insurance Company from December 2001 through March 2005.

SUSAN FLEEGE (age 47) AML Officer since 2005

     Ms. Fleege has served as Chief Compliance Officer for HASCO since 2005 and Hartford Investor Services Company, LLC since 2006. Prior to joining Hartford Life in 2005, Ms. Fleege was Counsel for Ameriprise Financial Corporation from 2000 to 2005.

THOMAS D. JONES III (age 42) Vice President and Chief Compliance Officer since 2006

     Mr. Jones joined Hartford Life as Vice President and Director of Securities Compliance in 2006 from SEI Investments ("SEI"), where he served as Chief Compliance Officer for its mutual funds and investment advisers. Prior to joining SEI, Mr. Jones was First Vice President and Compliance Director for Merrill Lynch Investment Managers (Americas) ("MLIM"), where he worked from 1992-2004.

EDWARD P. MACDONALD (age 39) Vice President, Secretary and Chief Legal Officer since 2005

     Mr. Macdonald serves as Assistant General Counsel of The Hartford. Prior to joining The Hartford in 2005, Mr. Macdonald was Chief Counsel Investment Management for Prudential Financial (formerly American Skandia Investment Services, Inc.). Mr. Macdonald joined Prudential in April 1999.

VERNON J. MEYER (age 43) Vice President since 2006

     Mr. Meyer serves as Senior Vice President (as of 8/7/07) of Hartford Life and Director of its Investment Advisory Group in the U.S. Wealth Management Division. Prior to joining the Hartford in 2004, Mr. Meyer served as Vice President and Managing Director of Mass Mutual, which he joined in 1987.

DENISE A. SETTIMI (age 46) Vice President since 2005

     Ms. Settimi currently serves as Operations Officer of HASCO. Previously, Ms. Settimi was with American Express Financial Advisors, where she was Director of Retirement Plan Services from 1997 to 2003.

JOHN C. WALTERS (age 45) Vice President since 2001

     Mr. Walters serves as Co-Chief Operating Officer of Hartford Life Insurance Company. Mr. Walters is also a Managing Member, Chief Executive Officer and Executive Vice President of HIFSCO and a Managing Member and Executive Vice President of HL Advisors. Previously, Mr. Walters was with First Union Securities.(1)

     (1) Served as President of the Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc. between February 1, 2005 and March 27, 2005.

 HARTFORD INDEX HLS FUND

    HOW TO OBTAIN A COPY OF THE FUNDS' PROXY VOTING POLICIES AND PROXY VOTING
                                     RECORDS

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and a record of how the Funds voted any proxies for the twelve month period ended June 30, 2007 is available
(1) without charge, upon request, by calling 800-862-6668 and (2) on the Securities and Exchange Commission's website at http://www.sec.gov.

                    QUARTERLY PORTFOLIO HOLDINGS INFORMATION

The Funds file a complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds' Form N-Q will be available (1) without charge, upon request, by calling 800-862-6668 and (2) on the Securities and Exchange Commission's website at www.sec.gov. The Forms N-Q may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.

 HARTFORD INDEX HLS FUND

 EXPENSE EXAMPLE (UNAUDITED)
--------------------------------------------------------------------------------

YOUR FUND'S EXPENSES

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) (2) ongoing costs including management fees; distribution fees; and other fund expenses. This example is intended to help you understand your ongoing costs(in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of December 31, 2006 through June 30, 2007.

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6, then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

                                           ACTUAL RETURN
                       -----------------------------------------------------
                                                             EXPENSES PAID
                           BEGINNING          ENDING       DURING THE PERIOD
                            ACCOUNT           ACCOUNT      DECEMBER 31, 2006
                             VALUE             VALUE            THROUGH
                       DECEMBER 31, 2006   JUNE 30, 2007     JUNE 30, 2007
                       -----------------   -------------   -----------------
HARTFORD INDEX HLS
  FUND
  Class IA...........      $1,000.00         $1,066.04           $1.72
  Class IB...........      $1,000.00         $1,063.48           $3.02

                             HYPOTHETICAL (5% RETURN BEFORE EXPENSES)
                       -----------------------------------------------------
                                                             EXPENSES PAID
                           BEGINNING          ENDING       DURING THE PERIOD                  DAYS
                            ACCOUNT           ACCOUNT      DECEMBER 31, 2006   ANNUALIZED    IN THE      DAYS
                             VALUE             VALUE            THROUGH         EXPENSE     CURRENT     IN THE
                       DECEMBER 31, 2006   JUNE 30, 2007     JUNE 30, 2007       RATIO      1/2 YEAR   FULL YEAR
                       -----------------   -------------   -----------------   ----------   --------   ---------
HARTFORD INDEX HLS
  FUND
  Class IA...........      $1,000.00         $1,023.54           $1.68            0.33%       184         365
  Class IB...........      $1,000.00         $1,022.28           $2.96            0.58%       184         365

 HARTFORD INDEX HLS FUND

 APPROVAL OF AMENDED INVESTMENT SUB-ADVISORY AGREEMENT (UNAUDITED)
--------------------------------------------------------------------------------

At a meeting held on November 1, 2006, the Board of Directors, including each of the Independent Directors, unanimously voted to approve an amendment to the investment sub-advisory agreement between HL Investment Advisors, LLC ("HL Advisors") and Wellington Management Company, LLP ("Wellington") ("Amended Agreement"). The amendment related to the sub-advisory fees HL Advisors pays Wellington with respect to the Capital Appreciation HLS Fund, Growth Opportunities HLS Fund and Small Company HLS Fund (each a "Fund" and collectively, the "Funds"). In considering the approval of the Amended Agreement, the Board took into account the fact that it had approved the renewal of the investment sub-advisory agreement between HL Advisors and Wellington at the August 1-2, 2006 Board meeting with respect to the Funds and other funds sub-advised by Wellington. A discussion of the basis for the Board's approval of the investment sub-advisory agreement is available in the Annual Report dated December 31, 2006, for Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc. Apart from the sub-advisory fees, the material terms of the investment sub-advisory agreement did not change. The amendment took effect on January 1, 2007.

In approving the Amended Agreement, the Board reviewed materials provided by HL Advisors relating to the Amended Agreement. In addition, the Board received an in-person presentation by personnel of HL Advisors and Wellington concerning the Amended Agreement. The Board also took into account written responses and supporting materials provided by HL Advisors and Wellington. The Board further considered information it received at the Board's meetings on June 20-21, 2006 and August 1-2, 2006. The Board also took into account information provided to the Board at its meetings throughout the year, including reports on Fund performance, compliance, shareholder services and the other services provided to the Funds by HL Advisors and Wellington.

In connection with their consideration of the annual renewal of the investment sub-advisory agreement, the Independent Directors, advised by independent legal counsel, engaged two service providers to assist them with evaluating the investment sub-advisory agreement with respect to each Fund. Lipper, Inc. ("Lipper"), an independent provider of investment company data, was retained to provide the Board with reports on how the Funds' management and sub-advisory fees, overall expense ratios and investment performance compared to those of funds with similar investment objectives in various peer groups. The Independent Directors also engaged an independent financial services consulting firm ("Consultant") to assist them in evaluating each Fund's management and sub-advisory fees, overall expense ratios and investment performance. The Board considered the information provided to them from Lipper and the Consultant in determining to approve the Amended Agreement.

In determining to approve the Amended Agreement, the Board determined that the proposed sub-advisory fee structure for each Fund was fair and reasonable and that the amendment was in the best interests of each Fund and its shareholders. The Board considered the representations from HL Advisors that shareholders will not pay increased management fees or other fees as a result of the Amended Agreement. In determining to approve the Amended Agreement, the Board considered the following categories of material factors, among others, relating to the Amended Agreement.

Nature, Extent And Quality Of Services

The Board considered information concerning the nature, extent and quality of the services provided to the Funds by Wellington. The Board considered, among other things, the range of services provided by Wellington and Wellington's organizational structure and regulatory/compliance history. The Board considered the quality of Wellington's investment personnel, its ability to attract and retain qualified investment professionals, its investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience. In addition, the Board considered the quality of Wellington's communications with the Board and responsiveness to Board inquiries. The Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Funds by Wellington.

INVESTMENT PERFORMANCE

The Board considered the investment performance of each Fund. In this regard, the Board considered the information and materials provided to the Board from HL Advisors and Lipper comparing each Fund's short-term and long-term and recent investment performance over various periods of time with appropriate benchmark indices and with a performance universe of funds selected by Lipper. This information included performance reports (provided by Lipper) and discussions with portfolio managers and other representatives of Wellington at Board and Investment Committee meetings throughout the year. The Board also considered the analysis provided by the Consultant relating to each Fund's performance track record. The Board concluded that each Fund's performance over time has been satisfactory and that it had continued confidence in Wellington's overall capabilities to provided day-to-day portfolio management to each Fund.

COSTS OF THE SERVICES AND PROFITABILITY

The Board reviewed information regarding HL Advisors' and Wellington's cost to provide investment management and related services to each Fund and the profitability to them from managing each Fund. In this regard, the Board noted that the Amended Agreement increases the sub-advisory fee rate to be paid to Wellington by HL Advisors and decreases the profitability of HL Advisors on a Fund by Fund basis. The Board also considered the representation of HL Advisors that the proposed sub-advisory fees would not impact the level and quality of services HL Advisors provides to the Funds and their shareholders. The Board concluded that the profitability realized on the proposed sub-advisory fees on a per Fund basis were reasonable given that the management fee and related expenses continue to be in line with comparable peers.

COMPARISON OF FEES AND SERVICES PROVIDED

The Board reviewed the investment sub-advisory fees to be paid by HL Advisors to Wellington under the Amended Agreement. The Board considered HL Advisors and Wellington's representations that they had negotiated the proposed sub-advisory fees at arm's length and Wellington's representations that the fees charged to HL Advisors were comparable to fees charged by Wellington to similar clients. The Board concluded that the sub-advisory fees, in conjunction with the information about quality of services, profitability and other matters discussed supports the conclusion that the proposed sub-advisory fees are reasonable.

--------------------------------------------------------------------------------

ECONOMIES OF SCALE

The Board considered the extent to which economies of scale would be realized by each Fund and whether fee levels reflect these economies of scale for the benefit of each Fund's shareholders. The Board reviewed the breakpoints in the proposed sub-advisory fee schedule for each Fund, which reduces fees as Fund assets grow over time. The Board recognized that Funds with assets beyond the last breakpoint level continue to benefit from economies of scale, because additional assets are charged the lowest breakpoint fee, resulting in lower overall effective management fee rates. The Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of each Fund's investors.

                                    * * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of each Fund and its shareholders for the Board to approve the Amended Agreement. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors and the full Board met separately in executive session, with independent legal counsel, to review the relevant materials and consider their responsibilities under relevant laws and regulations.


         Semi-Annual Report
         June 30, 2007                                     (STAG PHOTO)

                                        - Manager Discussions
                                        - Financials

                                                             (THE HARTFORD LOGO)

 HARTFORD MONEY MARKET HLS FUND

 SCHEDULE OF INVESTMENTS
 JUNE 30, 2007 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

PRINCIPAL                                                         MARKET
 AMOUNT                                                         VALUE (W)
---------                                                       ----------
 SHORT-TERM INVESTMENTS -- 100.0%
            CONSUMER STAPLES -- 1.0%
            Alcoa, Inc.
 $21,900    5.27%, 07/11/2007.................................  $   21,868
                                                                ----------
            FINANCE -- 99.0%
            Alliance & Leicester plc
  26,800      5.30%, 11/06/2007...............................      26,310
  27,400      5.32%, 11/06/2007...............................      26,891
            American Express Credit Corp.
  25,000      5.26%, 07/05/2007...............................      24,985
  27,300      5.27%, 08/27/2007...............................      27,074
            American General Finance Corp.
  27,350      5.26%, 09/11/2007...............................      27,065
  26,500      5.30%, 07/10/2007...............................      26,465
  13,200      5.48%, 01/18/2008 (L)...........................      13,209
            American Honda Finance Corp.
  22,460      5.33%, 07/02/2007...............................      22,457
  52,800      5.33%, 08/08/2007 -- 05/12/2008 (I)(L)..........      52,800
            Amsterdam Funding Corp.
  35,200      5.27%, 07/18/2007...............................      35,113
  35,200      5.28%, 08/07/2007...............................      35,010
            Bank of America Corp.
  24,500      5.23%, 07/20/2007...............................      24,432
  25,450      5.28%, 09/19/2007...............................      25,155
  26,500      5.42%, 11/08/2007 (L)...........................      26,500
            Barton Capital Corp.
  35,200      5.27%, 07/12/2007...............................      35,143
  37,200      5.29%, 08/03/2007...............................      37,021
            Bear Stearns & Co., Inc.
  26,600      5.29%, 07/10/2007...............................      26,565
  22,000      5.31%, 07/11/2008 (L)...........................      22,000
            Bradford & Bingley plc
  23,000      5.28%, 09/04/2007...............................      22,784
  21,800      5.31%, 10/22/2007...............................      21,450
            Britannia Building Society
  22,850      5.27%, 08/02/2007...............................      22,745
            Cafco LLC
  33,250      5.25%, 07/24/2007...............................      33,139
  37,100      5.27%, 07/24/2007...............................      36,975
            Caterpillar Financial Services Corp.
  44,000      5.37%, 07/27/2007 (L)...........................      44,001
            Citibank NA
  30,600      5.32%, 09/21/2007...............................      30,600
            Citigroup Funding, Inc.
  23,000      5.26%, 08/27/2007...............................      22,810
  25,450      5.28%, 09/12/2007...............................      25,181
            Countrywide Financial Corp.
  25,600      5.40%, 07/09/2007...............................      25,569
  26,500      5.42%, 07/02/2007...............................      26,496
            Danske Bank
  29,750      5.26%, 09/10/2007...............................      29,444
  22,000      5.29%, 07/18/2008 (I)(L)........................      22,000
            General Electric Capital Corp.
  28,500      5.27%, 09/21/2007...............................      28,162
  29,000      5.28%, 09/26/2007...............................      28,635
  19,400      5.28%, 07/23/2008 (L)...........................      19,400

PRINCIPAL                                                         MARKET
 AMOUNT                                                         VALUE (W)
---------                                                       ----------
            FINANCE -- (CONTINUED)
            Goldman Sachs Group, Inc.
 $26,330      5.23%, 07/26/2007...............................  $   26,235
  24,000      5.24%, 07/13/2007...............................      23,958
            HBOS Treasury Services plc
  26,440      5.31%, 07/08/2008 (I)(L)........................      26,437
            HSBC Finance Corp.
  29,300      5.26%, 08/20/2007...............................      29,088
  22,500      5.33%, 07/03/2008 (L)...........................      22,500
            JP Morgan Chase & Co.
  26,200      5.29%, 07/02/2008 (L)...........................      26,200
            Lehman Brothers Holdings, Inc.
  22,000      5.35%, 06/27/2008 (L)...........................      22,000
            Merrill Lynch & Co., Inc.
  24,000      5.29%, 07/27/2007 (L)...........................      24,000
  22,000      5.30%, 07/23/2008 (L)...........................      22,000
  29,000      5.48%, 06/26/2008 (L)...........................      29,014
            Morgan Stanley Dean Witter, Inc.
  20,000      5.38%, 11/29/2007 (L)...........................      20,000
  51,600      5.45%, 08/30/2007 -- 03/24/2008 (L).............      51,604
            Nationwide Building Society
  26,300      5.27%, 08/10/2007 (I)...........................      26,147
            Nordea Bank Ab
  21,700      5.31%, 07/08/2008 (I)(L)........................      21,700
            Nordea North America
  31,100      5.24%, 07/06/2007...............................      31,077
            Northern Rock plc
  25,900      5.25%, 07/11/2007...............................      25,862
  26,300      5.27%, 08/10/2007...............................      26,147
            Old Line Funding LLC
  34,200      5.24%, 07/06/2007...............................      34,175
  34,700      5.27%, 08/17/2007 (I)...........................      34,463
            Sheffield Receivables
  36,200      5.35%, 07/09/2007...............................      36,157
            Skandinaviska Enskilda Bank NY
  22,030      5.28%, 07/19/2007 (I)(L)........................      22,069
  21,600      5.32%, 07/08/2008 (I)(L)........................      21,600
            Svenska Handelsbanken Ab
  27,250      5.25%, 08/06/2007...............................      27,108
  22,000      5.29%, 07/11/2008 (I)(L)........................      22,000
            Swedbank
  26,300      5.26%, 08/09/2007...............................      26,151
  26,400      5.28%, 08/22/2007...............................      26,200
  26,300      5.34%, 10/25/2007...............................      25,855
            Toyota Motor Credit Corp.
  19,500      5.23%, 07/25/2007...............................      19,432
  53,000      5.35%, 09/24/2007 (L)...........................      53,000
            Triple A-1 Funding
  35,200      5.27%, 07/12/2007...............................      35,143
  36,200      5.28%, 07/11/2007...............................      36,147
            UBS Finance LLC
  23,000      5.23%, 08/06/2007...............................      22,880
  47,950      5.25%, 07/23/2007 -- 08/30/2007.................      47,672
   5,279      5.35%, 07/02/2007...............................       5,278
            Unilever Capital Corp.
  22,000      5.31%, 07/11/2008 (I)(L)........................      22,000

The accompanying notes are an integral part of these financial statements.

 HARTFORD MONEY MARKET HLS FUND

 JUNE 30, 2007 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

PRINCIPAL                                                         MARKET
 AMOUNT                                                         VALUE (W)
---------                                                       ----------
SHORT-TERM INVESTMENTS -- (CONTINUED)
            FINANCE -- (CONTINUED)
            Wachovia Bank NA
 $26,400      5.31%, 09/28/2007 (L)...........................  $   26,402
            Washington Mutual Bank FA
  23,600      5.30%, 08/01/2007...............................      23,600
  24,680      5.34%, 08/24/2007 (L)...........................      24,680
            Wells Fargo & Co.
  22,000      5.28%, 07/17/2008 (L)...........................      22,000
            Wells Fargo Bank NA
  25,000      5.28%, 07/02/2007...............................      25,000
            Westpac Banking Corp.
  23,800      5.23%, 08/02/2007 (I)...........................      23,691
  21,600      5.31%, 07/15/2008 (I)(L)........................      21,600
            Yorktown Capital
  34,250      5.26%, 07/16/2007...............................      34,175
  37,700      5.30%, 07/31/2007...............................      37,534
                                                                ----------
                                                                 2,163,567
                                                                ----------
            Total short-term investments
              (cost $2,185,435)...............................  $2,185,435
                                                                ----------

            Total investments
              (cost $2,185,435) (C)...........................  100.0%    $2,185,435
            Other assets and liabilities......................    0.0%           174
                                                                -----     ----------
            Total net assets..................................  100.0%    $2,185,609
                                                                =====     ==========

Note: Percentage of investments as shown is the ratio of the total market value to total net assets. The rates presented in this Schedule of Investments are yields, unless otherwise noted. Market value of investments in foreign securities represents 7.20% of total net assets at June 30, 2007.

  (C) Also represents cost for tax purposes.

  (I) Securities issued within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Pursuant to guidelines adopted by the Board of Directors, these issues are determined to be liquid. The aggregate value of these securities at June 30, 2007, was $316,507, which represents 14.48% of total net assets.

  (L) Variable rate securities; the yield reported is the rate in effect at June 30, 2007.

  (W) See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

 HARTFORD MONEY MARKET HLS FUND

 STATEMENT OF ASSETS AND LIABILITIES
 JUNE 30, 2007 (UNAUDITED) (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                  HARTFORD
                                                                MONEY MARKET
                                                                  HLS FUND
                                                              ----------------
ASSETS:
  Investments in securities, at value; (amortized cost for
    Money Market)@..........................................     $2,185,435
  Cash......................................................          5,592
  Receivables:
    Fund shares sold........................................          6,046
    Dividends and interest..................................          2,531
  Other assets..............................................             35
                                                                 ----------
Total assets................................................      2,199,639
                                                                 ----------
LIABILITIES:
  Payables:
    Investment securities purchased.........................          5,276
    Fund shares redeemed....................................          8,552
    Investment management and advisory fees.................             59
    Administrative fee......................................             48
    Distribution fees.......................................             10
  Accrued expenses..........................................             85
                                                                 ----------
Total liabilities...........................................         14,030
                                                                 ----------
Net assets..................................................     $2,185,609
                                                                 ==========
SUMMARY OF NET ASSETS:
Capital stock and paid-in-capital...........................     $2,185,609
                                                                 ----------
Net assets..................................................     $2,185,609
                                                                 ==========
Shares authorized...........................................      7,000,000
                                                                 ----------
Par value...................................................     $    0.001
                                                                 ----------
CLASS IA: Net asset value per share.........................     $     1.00
                                                                 ----------
         Shares outstanding.................................      1,805,303
                                                                 ----------
         Net assets.........................................     $1,805,303
                                                                 ----------
CLASS IB: Net asset value per share.........................     $     1.00
                                                                 ----------
         Shares outstanding.................................        380,306
                                                                 ----------
         Net assets.........................................     $  380,306
                                                                 ----------
@ Cost of securities........................................     $2,185,435
                                                                 ----------

The accompanying notes are an integral part of these financial statements.

 HARTFORD MONEY MARKET HLS FUND

 STATEMENT OF OPERATIONS
 FOR THE SIX-MONTH PERIOD ENDED JUNE 30, 2007 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                  HARTFORD
                                                                MONEY MARKET
                                                                  HLS FUND
                                                              ----------------
INVESTMENT INCOME:
  Interest..................................................      $52,995
                                                                  -------
    Total investment income.................................       52,995
                                                                  -------
EXPENSES:
  Investment management and advisory fees...................        2,456
  Administrative services fees..............................        1,973
  Distribution fees -- Class IB.............................          425
  Custodian fees............................................            1
  Accounting services.......................................          148
  Board of Directors' fees..................................           13
  Other expenses............................................          157
                                                                  -------
    Total expenses (before waivers and fees paid
     indirectly)............................................        5,173
  Expense waivers...........................................         (493)
  Custodian fee offset......................................           (1)
                                                                  -------
    Total waivers and fees paid indirectly..................         (494)
                                                                  -------
    Total expenses, net.....................................        4,679
                                                                  -------
  Net investment income.....................................       48,316
                                                                  -------
NET REALIZED GAIN ON INVESTMENTS:
  Net realized gain on investments..........................            9
                                                                  -------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........      $48,325
                                                                  =======

The accompanying notes are an integral part of these financial statements.

 HARTFORD MONEY MARKET HLS FUND

 STATEMENT OF CHANGES IN NET ASSETS
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                              HARTFORD
                                                                            MONEY MARKET
                                                                              HLS FUND
                                                              ----------------------------------------
                                                              FOR THE SIX-MONTH
                                                                 PERIOD ENDED         FOR THE YEAR
                                                                JUNE 30, 2007             ENDED
                                                                 (UNAUDITED)        DECEMBER 31, 2006
                                                              ------------------   -------------------
OPERATIONS:
  Net investment income.....................................      $   48,316           $    81,038
  Net realized gain on investments..........................               9                     1
                                                                  ----------           -----------
  Net increase in net assets resulting from operations......          48,325                81,039
                                                                  ----------           -----------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income
    Class IA................................................         (40,340)              (67,958)
    Class IB................................................          (7,976)              (13,080)
  From net realized gain on investments
    Class IA................................................              (7)                   (1)
    Class IB................................................              (2)                   --
                                                                  ----------           -----------
    Total distributions.....................................         (48,325)              (81,039)
                                                                  ----------           -----------
CAPITAL SHARE TRANSACTIONS:
    Class IA
      Sold..................................................         956,254             1,780,507
      Issued on reinvestment of distributions...............          40,174                68,099
      Redeemed..............................................        (749,558)           (1,644,009)
                                                                  ----------           -----------
    Total capital share transactions........................         246,870               204,597
                                                                  ----------           -----------
    Class IB
      Sold..................................................         194,693               300,900
      Issued on reinvestment of distributions...............           7,944                13,111
      Redeemed..............................................        (142,257)             (258,125)
                                                                  ----------           -----------
    Total capital share transactions........................          60,380                55,886
                                                                  ----------           -----------
  Net increase from capital share transactions..............         307,250               260,483
                                                                  ----------           -----------
  Net increase in net assets................................         307,250               260,483
NET ASSETS:
  Beginning of period.......................................       1,878,359             1,617,876
                                                                  ----------           -----------
  End of period.............................................      $2,185,609           $ 1,878,359
                                                                  ==========           ===========
Accumulated undistributed (distribution in excess of) net         $       --
  investment income.........................................                           $        --
                                                                  ==========           ===========
SHARES:
    Class IA
      Sold..................................................         956,254             1,780,507
      Issued on reinvestment of distributions...............          40,174                68,099
      Redeemed..............................................        (749,558)           (1,644,009)
                                                                  ----------           -----------
    Total share activity....................................         246,870               204,597
                                                                  ----------           -----------
    Class IB
      Sold..................................................         194,693               300,900
      Issued on reinvestment of distributions...............           7,944                13,111
      Redeemed..............................................        (142,257)             (258,125)
                                                                  ----------           -----------
    Total share activity....................................          60,380                55,886
                                                                  ----------           -----------

The accompanying notes are an integral part of these financial statements.

 HARTFORD MONEY MARKET HLS FUND

 NOTES TO FINANCIAL STATEMENTS
 JUNE 30, 2007 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------
1.  ORGANIZATION:

    Hartford Money Market HLS Fund (the "Fund") serves as an underlying investment option for certain variable annuity and variable life insurance separate accounts of Hartford Life Insurance Company ("HLIC") and its affiliates and certain qualified retirement plans. Certain Hartford HLS Funds may also serve as underlying investment options for certain variable annuity and variable life insurance separate accounts of other insurance companies. Owners of variable annuity contracts and policy holders of variable life insurance contracts may choose the funds permitted in the accompanying variable insurance contract prospectus. In addition, participants in certain qualified retirement plans may choose the funds permitted by their plans.

    The Fund is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940 ("1940 Act"), as amended , as a diversified open-end management investment company. The Fund is a series of Hartford Series Fund, Inc.

    The Fund is divided into Class IA and IB shares. Each class is offered at net asset value without a sales charge and is subject to the same expenses, except that the Class IB shares are subject to distribution fees charged pursuant to Distribution and Service Plans. Distribution and Service Plans have been adopted in accordance with Rule 12b-1 of the 1940 Act.

    Indemnifications -- Under the Fund's organizational documents, its directors and officers are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, the Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

2.  SIGNIFICANT ACCOUNTING POLICIES:

    The following is a summary of significant accounting policies of the Fund, which are in accordance with U.S. generally accepted accounting principles in the investment company industry:

    a) Security Transactions -- Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Security gains and losses are determined on the basis of identified cost.

    b) Security Valuation -- Hartford Money Market HLS Fund's investments with a maturity of more than 60 days when purchased are valued based on market quotations until the remaining days to maturity become less than 61 days. Investments that mature in 60 days or less are valued at amortized cost, which approximates market value.

    c) Joint Trading Account -- Pursuant to an exemptive order issued by the SEC, the Fund may transfer uninvested cash balances into a joint trading account managed by Hartford Investment Management Company ("Hartford Investment Management") a wholly-owned subsidiary of The Hartford Financial Services Group, Inc., ("The Hartford"). These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

    d) Repurchase Agreements -- A repurchase agreement is an agreement by which the seller of a security agrees to repurchase the security sold at a mutually agreed upon time and price. At the time the Funds enter into a repurchase agreement, the value of the underlying collateral security
        (ies), including accrued interest, will be equal to or exceed the value of the repurchase agreement. Securities that serve to collateralize the repurchase agreement are held by each Fund's custodian in book entry or physical form in the custodial account of the Funds or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest receivable. The Fund held no repurchase agreements as of June 30, 2007.

    e) (1) Federal Income Taxes -- For federal income tax purposes, the Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (IRC) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders or otherwise complying with the requirements of a regulated investment company. The Fund has distributed substantially all of their income and capital gains in prior years and the Fund intends to distribute substantially all of its income and gains prior to the next fiscal year end. Accordingly, no provision for federal income taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

    e) (2) The tax character of distributions paid for the periods indicated is as follows (adjusted for dividends payable):

                                         FOR THE YEAR ENDED           FOR THE YEAR ENDED
                                          DECEMBER 31, 2006            DECEMBER 31, 2005
                                       -----------------------   -----------------------------
                                       ORDINARY    LONG-TERM     ORDINARY       LONG-TERM
         FUND                           INCOME    INITAL GAIN     INCOME      CAPITAL GAINS
         ----                          --------   ------------   --------   ------------------
         Hartford Money Market HLS
           Fund......................  $81,039         $--       $45,001            $--

    f) Fund Share Valuation and Distributions to Shareholders -- Orders for the Fund's shares are executed in accordance with the investment instructions of the contract holders or plan participants. The net asset value of each Fund's shares is determined as of the close of each business day of the New York Stock Exchange (the "Exchange") (normally 4:00 p.m. Eastern Time). The net asset value per share is determined separately for each class of the Fund by dividing the Fund's net assets attributable to that class by the number of shares of the class outstanding. Orders for the purchase of the Fund's shares received by an insurance company or plan prior to the close of the Exchange on any day on which the Exchange is open for business are priced at the per-share net asset value determined as of the close of the Exchange. Orders received after

--------------------------------------------------------------------------------

        the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined per-share net asset value.

        The Fund seeks to maintain a stable net asset value per share of $1.00 by declaring a daily dividend from net investment income, including net short-term capital gains and losses, and by valuing its investments using the amortized cost method. Dividends are declared daily and distributed monthly.

    g) Illiquid and Restricted Securities -- Hartford Money Market HLS Fund may invest up to 10% in illiquid securities. "Illiquid Securities" are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine a Fund's net asset value per share. A Fund may not be able to sell illiquid securities or other investments when its sub-adviser considers it desirable to do so or may have to sell such securities or investments at a price that is lower than the price that could be obtained if the securities or investments were more liquid. A sale of illiquid securities or other investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid securities and investments also may be more difficult to value, due to the unavailability of reliable market quotations for such securities or investments, and investment in them may have an adverse impact on net asset value. Each Fund may also purchase certain restricted securities, commonly known as Rule 144A securities, that can be resold to institutions and which may be determined to be liquid pursuant to policies and guidelines established by the Fund's Board of Directors.

    h) Credit Risk -- Credit risk depends largely on the perceived financial health of bond issuers. In general, lower rated bonds have higher credit risk. High yield bond prices can fall on bad news about the economy, an industry or a company. The share price, yield and total return of a fund which holds securities with higher credit risk may fluctuate more than with less aggressive bond funds.

    i) Use of Estimates -- The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the year. Operating results in the future could vary from the amounts derived from management's estimates.

    j) Financial Accounting Standards Board Interpretation No. 48 -- On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" ("FIN 48"). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. Management has evaluated the implications of FIN 48 and has determined there is no impact to the Fund's financial statements.

    k) Financial Accounting Standards Board Financial Accounting Standard No. 157 -- In September 2006, FASB Issued Statement on Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"). This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. FAS 157 is effective for the Fund's financial statements issued for the fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. As of June 30, 2007, the Fund does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain measurements reported in the Statement of Operations for a fiscal period.

3.  EXPENSES:

    a) Investment Management and Advisory Agreements -- HL Investment Advisors, LLC ("HL Advisors") an indirect wholly-owned subsidiary of The Hartford, serves as investment manager to the Fund pursuant to an investment management agreements approved by the Fund's Board of Directors and shareholders, as applicable.

        The schedule below reflects the rates of compensation paid to HL Advisors for services rendered, a portion of which is used to compensate the sub-adviser. Investment management and advisory fees are accrued daily and paid monthly.

                       HARTFORD MONEY MARKET HLS FUND(1)

AVERAGE DAILY NET ASSETS                      ANNUAL RATE
------------------------                      -----------
On first $2 billion.......................      0.250%
On next $3 billion........................      0.200%
On next $5 billion........................      0.180%
Over $10 billion..........................      0.170%

(1) Effective January 1, 2007, HL Advisors voluntarily agreed to waive management fees of 0.05% of average total net assets until December 31, 2007.

        Pursuant to investment services agreements between HL Advisors and Hartford Investment Management, Hartford Investment Management provides the day-to-day investment management services to the Fund.

 HARTFORD MONEY MARKET HLS FUND

 JUNE 30, 2007 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

        Hartford Investment Management determines the purchase and sale of portfolio securities and place such orders for execution in the name of the Fund. In conjunction with their investment activity, Hartford Investment Management furnishes reports to the Fund's Board of Directors concerning economic forecasts, investment strategy, portfolio activity and performance of the Fund.

    b) Administrative Services Agreement -- Under the Administrative Services Agreement between HLIC and the Fund, HLIC provides administrative services to the Fund and receives monthly compensation at the annual rate of 0.20% of the Fund's average daily net assets. The Fund assumes and pays certain other expenses (including, but not limited to, accounting, custodian, state taxes and directors' fees). Directors' fees represent remuneration paid or accrued to directors not affiliated with HLIC or any other related company. The Fund's administrative services fees are accrued daily and paid monthly.

    c) Accounting Services Agreement -- Under the Fund Accounting Agreement between HLIC and Hartford Money Market HLS Fund, HLIC provides accounting services to the Fund and receives monthly compensation at the annual rate of 0.015% of the Fund's average daily net assets. The Fund's accounting services fees are accrued daily and paid monthly.

    d) Other Related Party Transactions -- The Hartford provided certain legal services to the Funds, for which the Funds were charged $2 for the six month period ended June 30, 2007. Certain officers of the Funds are Directors and/or officers of HIFSCO, Hartford Investment Management and /or The Hartford or its subsidiaries. For the six-month period ended June 30, 2007, a portion of the Fund's chief compliance officer's salary was paid by the Fund in the amount of $3.

    e) Operating Expenses -- Allocable expenses of the Fund are charged to the Fund based on the ratio of the net assets of the Fund to the combined net assets of the HLS Funds. Non-allocable expenses are charged to the Fund based on specific identification.

    f) Fees Paid Indirectly -- The Fund has entered into agreements with the State Street Global Markets, LLC and Frank Russell Securities, Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of the Fund's expenses. In addition, the Fund's custodian bank has also agreed to reduce its fees when the Fund maintains cash on deposit in the non-interest-bearing custody account. For the six-month period ended June 30, 2007, these amounts are included in the Statement of Operations.

        The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. Had the fees paid indirectly been included, the annualized expense ratios for the periods listed below would have been as follows:

                                      FOR THE SIX-MONTHS      FOR THE YEAR ENDED      FOR THE YEAR ENDED      FOR THE YEAR ENDED
                                     ENDED JUNE 30, 2007      DECEMBER 31, 2006       DECEMBER 31, 2005       DECEMBER 31, 2004
                                     --------------------    --------------------    --------------------    --------------------
                                      RATIO OF EXPENSES       RATIO OF EXPENSES       RATIO OF EXPENSES       RATIO OF EXPENSES
                                        TO AVERAGE NET          TO AVERAGE NET          TO AVERAGE NET          TO AVERAGE NET
                                         ASSETS AFTER            ASSETS AFTER            ASSETS AFTER            ASSETS AFTER
                                     WAIVERS AND OFFSETS     WAIVERS AND OFFSETS     WAIVERS AND OFFSETS     WAIVERS AND OFFSETS
                                     --------------------    --------------------    --------------------    --------------------
        FUND                         CLASS IA    CLASS IB    CLASS IA    CLASS IB    CLASS IA    CLASS IB    CLASS IA    CLASS IB
        ----                         --------    --------    --------    --------    --------    --------    --------    --------
        Hartford Money Market HLS
          Fund.....................    0.43%       0.68%       0.48%       0.73%       0.49%       0.74%       0.48%       0.73%

    g) Distribution Plan for Class IB shares -- The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act for the Class IB shares. Pursuant to the Distribution Plan, the Fund compensates the Distributor, Hartford Securities Distribution Company, Inc. (a wholly owned, ultimate subsidiary of Hartford Life) from assets attributable to the Class IB shares for services rendered and expenses borne in connection with activities primarily intended to result in the sale of the Class IB shares.

        The Distribution Plan provides that each Fund may pay annually up to 0.25% of the average daily net assets of a Fund attributable to its Class IB shares for activities primarily intended to result in the sale of Class IB shares. Under the terms of the Distribution Plan and the principal underwriting agreement, each Fund is authorized to make payments monthly to the Distributor which may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class IB shares for such entities' fees or expenses incurred or paid in that regard. The Fund's distribution fees are accrued daily and paid monthly.

4.  INVESTMENT TRANSACTIONS:

    For the six-month period ended June 30, 2007, the cost of proceeds from sales of securities for Hartford Money Market HLS Fund was $8,470,178 and $8,161,587, respectively.

 HARTFORD MONEY MARKET HLS FUND

 FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                               -- SELECTED PER-SHARE DATA(4) --
                                          --------------------------------------------------------------------------
                                                                                   NET
                                                                                REALIZED
                                                                                   AND
                                          NET ASSET      NET        PAYMENT    UNREALIZED      TOTAL      DIVIDENDS
                                          VALUE AT    INVESTMENT     FROM         GAIN          FROM       FROM NET
                                          BEGINNING     INCOME       (TO)       (LOSS) ON    INVESTMENT   INVESTMENT
                                          OF PERIOD     (LOSS)     AFFILIATE   INVESTMENTS   OPERATIONS     INCOME
                                          ---------   ----------   ---------   -----------   ----------   ----------
HARTFORD MONEY MARKET HLS FUND
 For the Six-Month Period Ended June 30,
  2007 (Unaudited)
 Class IA...............................   $ 1.00       $ 0.02       $  --       $    --      $  0.02       $(0.02)
 Class IB...............................     1.00         0.02          --            --         0.02        (0.02)
 For the Year Ended December 31, 2006
 Class IA...............................     1.00         0.05          --            --         0.05        (0.05)
 Class IB...............................     1.00         0.04          --            --         0.04        (0.04)
 For the Year Ended December 31, 2005
 Class IA...............................     1.00         0.03          --            --         0.03        (0.03)
 Class IB...............................     1.00         0.03          --            --         0.03        (0.03)
 For the Year Ended December 31, 2004
 Class IA...............................     1.00           --          --            --           --           --
 Class IB...............................     1.00           --          --            --           --           --
 For the Year Ended December 31, 2003
 Class IA...............................     1.00         0.01          --            --         0.01        (0.01)
 Class IB...............................     1.00           --          --            --           --           --
 For the Year Ended December 31, 2002
 Class IA...............................     1.00         0.01          --            --         0.01        (0.01)
 Class IB...............................     1.00         0.01          --            --         0.01        (0.01)

                                                                                                                 -- RATIOS AND
                                                           -- SELECTED PER-SHARE DATA(4) --                     SUPPLEMENTAL DATA --
                                          -------------------------------------------------------------------   --------------------
                                                                                                        NET
                                                                                             NET       ASSET
                                          DISTRIBUTIONS                                    INCREASE    VALUE
                                              FROM                                        (DECREASE)     AT                  NET
                                            REALIZED      DISTRIBUTIONS                     IN NET      END                 ASSETS
                                             CAPITAL          FROM            TOTAL         ASSET        OF     TOTAL     AT END OF
                                              GAINS          CAPITAL      DISTRIBUTIONS     VALUE      PERIOD   RETURN      PERIOD
                                          -------------   -------------   -------------   ----------   ------   ------    ----------
HARTFORD MONEY MARKET HLS FUND
 For the Six-Month Period Ended June 30,
  2007 (Unaudited)
 Class IA...............................     $   --          $   --          $(0.02)       $    --     $1.00     2.47(2)  $1,805,303
 Class IB...............................         --              --           (0.02)            --      1.00     2.35(2)     380,306
 For the Year Ended December 31, 2006
 Class IA...............................         --              --           (0.05)            --      1.00     4.69      1,558,433
 Class IB...............................         --              --           (0.04)            --      1.00     4.43        319,926
 For the Year Ended December 31, 2005
 Class IA...............................         --              --           (0.03)            --      1.00     2.84      1,353,836
 Class IB...............................         --              --           (0.03)            --      1.00     2.58        264,040
 For the Year Ended December 31, 2004
 Class IA...............................         --              --              --             --      1.00     0.94      1,294,525
 Class IB...............................         --              --              --             --      1.00     0.69        252,808
 For the Year Ended December 31, 2003
 Class IA...............................         --              --           (0.01)            --      1.00     0.75      1,609,439
 Class IB...............................         --              --              --             --      1.00     0.50        240,930
 For the Year Ended December 31, 2002
 Class IA...............................         --              --           (0.01)            --      1.00     1.47      2,319,456
 Class IB...............................         --              --           (0.01)            --      1.00     1.24        261,914

                                               -- RATIOS AND SUPPLEMENTAL DATA --
                                          ------------------------------------------------
                                                                     RATIO OF
                                           RATIO OF     RATIO OF       NET
                                           EXPENSES     EXPENSES    INVESTMENT
                                          TO AVERAGE   TO AVERAGE     INCOME
                                          NET ASSETS   NET ASSETS   TO AVERAGE   PORTFOLIO
                                            BEFORE       AFTER         NET       TURNOVER
                                          WAIVERS(3)   WAIVERS(3)     ASSETS      RATE(5)
                                          ----------   ----------   ----------   ---------
HARTFORD MONEY MARKET HLS FUND
 For the Six-Month Period Ended June 30,
  2007 (Unaudited)
 Class IA...............................     0.48%(1)     0.43%(1)     4.94%(1)      --
 Class IB...............................     0.73(1)      0.68(1)      4.69(1)       --
 For the Year Ended December 31, 2006
 Class IA...............................     0.48         0.48         4.63          --
 Class IB...............................     0.73         0.73         4.38          --
 For the Year Ended December 31, 2005
 Class IA...............................     0.49         0.49         2.79          --
 Class IB...............................     0.75         0.75         2.54          --
 For the Year Ended December 31, 2004
 Class IA...............................     0.48         0.48         0.93          --
 Class IB...............................     0.73         0.73         0.68          --
 For the Year Ended December 31, 2003
 Class IA...............................     0.49         0.49         0.75          --
 Class IB...............................     0.74         0.74         0.50          --
 For the Year Ended December 31, 2002
 Class IA...............................     0.49         0.49         1.43          --
 Class IB...............................     0.74         0.72         1.20          --

---------------
(1) Annualized.
(2) Not annualized.
(3) Ratios do not reflect reductions for fees paid indirectly. Please see Note 3(e).
(4) Information presented relates to a share outstanding throughout the indicated period.
(5) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

 HARTFORD MONEY MARKET HLS FUND

 DIRECTORS AND OFFICERS (UNAUDITED)
--------------------------------------------------------------------------------

The Boards of Directors appoint officers who are responsible for the day-to-day operations of the Funds and who execute policies formulated by the Directors. Each Director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held, or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a substantial financial interest in The Hartford are considered "interested" persons of the funds pursuant to the Investment Company Act of 1940. Each officer and three of the Funds' directors, as noted in the chart below, are "interested" persons of the Funds. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., The Hartford Income Shares Fund, Inc., Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc., which collectively consist of 89 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, CT 06104-2999, except that correspondence to Ms. Fagely, Ms. Fleege and Ms. Settimi may be sent to 500 Bielenberg Dr., Woodbury, MN 55125.

The table below sets forth, for each director and officer, his or her name, age, current position with the funds, date first elected or appointed to Hartford Series Fund, Inc. ("SF") and Hartford HLS Series Fund II, Inc. ("SF2"), principal occupation, and, for directors, other directorships held.

The Statement of Additional Information ("SAI") includes additional information about Fund directors and is available upon request without charge by calling 1-800-862-6668 or writing to Hartford HLS Funds, c/o Individual Annuity Services, P.O. Box 5085, Hartford, CT 06102-5085.

Information on the aggregate remuneration paid to the directors by each Fund can be found in the Statement of Operations herein. The Funds do not pay salaries or compensation to any of their officers or directors who are employed by The Hartford.

NON-INTERESTED DIRECTORS

LYNN S. BIRDSONG (age 60) Director since 2003, Chairman of the Litigation Committee; Co-Chairman of the Investment Committee
     Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm. Since 2003, Mr. Birdsong has been an independent Director of The Japan Fund. From 2003 to March 2005, Mr. Birdsong was an independent director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an interested Director of The Japan Fund.

ROBERT M. GAVIN, JR. (age 66) Director since 2002 (SF) and 1986 (SF2), Chairman of the Board since 2004
     Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community; and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

DUANE E. HILL (age 61) Director since 2001 (SF) and 2002 (SF2), Chairman of the Nominating Committee
     Mr. Hill is a Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former Partner of TSG Capital Group, a private equity investment firm that serves as sponsor and lead investor in leveraged buyouts of middle market companies.

SANDRA S. JAFFEE (age 65) Director since 2005
     Ms. Jaffee is Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions. Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm, from August 2004 to August 2005. From September 1995 to July 2004, Ms. Jaffee served as Executive Vice President at Citigroup, where she was President and Chief Executive Officer of Citibank's Global Securities Services (1995-2003).

WILLIAM P. JOHNSTON (age 62) Director since 2005, Chairman of the Compliance Committee
     In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

PHILLIP O. PETERSON (age 62) Director since 2002 (SF) 2000 (SF2), Chairman of the Audit Committee
     Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Directors. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.

LEMMA W. SENBET (age 60) Director since 2005
     Dr. Senbet is the William E. Mayer Chair Professor of Finance at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department during 1998-2006. Previously he was an endowed professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000-July 2002. Professor Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association.

 HARTFORD MONEY MARKET HLS FUND

--------------------------------------------------------------------------------

INTERESTED DIRECTORS AND OFFICERS

THOMAS M. MARRA (age 49) Director since 2002

     Mr. Marra is President and Chief Operating Officer of The Hartford Financial Services Group, Inc ("The Hartford"). He is also a member of the Board of Directors for The Hartford. Mr. Marra was named President and COO of The Hartford in 2007. He served as COO of Hartford Life, Inc. ("Hartford Life") from 2000 to 2007, as President of Hartford Life from 2001 to 2007, and as Director of Hartford Life's Investment Products Division from 1998 to 2000. Mr. Marra is Chairman of the Board and Manager of Hartford Investment Financial Services, LLC ("HIFSCO") and Chief Executive Officer, Manager and President of HL Investment Advisors, LLC ("HLIA").

LOWNDES A. SMITH (age 67) Director since 1996 (SF) 2002 (SF2), Co-Chairman of the Investment Committee

     Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of Hartford Life, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith has served as a Director of White Mountains Insurance Group since November 2003.

DAVID M. ZNAMIEROWSKI (age 46) Director since 1999 (SF) 2005 (SF2), President since 1999 (SF) 2001 (SF2)

     Mr. Znamierowski currently serves as President of Hartford Investment Management Company ("Hartford Investment Management") and as Executive Vice President and Chief Investment Officer for The Hartford, Hartford Life, Inc. and Hartford Life Insurance Company. Mr. Znamierowski is also Chief Investment Officer for Hartford Administrative Services Company ("HASCO").

OTHER OFFICERS

ROBERT M. ARENA (age 38) Vice President since 2006

     Mr. Arena serves as Senior Vice President of Hartford Life and heads its Retail Products Group in the U.S. Wealth Management Division. Prior to joining The Hartford in 2004, he was Senior Vice President in charge of Product Management for American Skandia/Prudential in the individual annuities division. Mr. Arena joined American Skandia in 1996.

TAMARA L. FAGELY (age 49) Vice President, Controller and Treasurer since 2002
(SF) 1993 (SF2)

     Ms. Fagely has been Vice President of HASCO since 1998 and Chief Financial Officer of HASCO since 2006. Currently, Ms. Fagely is a Vice President of Hartford Life Insurance Company. She served as Assistant Vice President of Hartford Life Insurance Company from December 2001 through March 2005.

SUSAN FLEEGE (age 47) AML Officer since 2005

     Ms. Fleege has served as Chief Compliance Officer for HASCO since 2005 and Hartford Investor Services Company, LLC since 2006. Prior to joining Hartford Life in 2005, Ms. Fleege was Counsel for Ameriprise Financial Corporation from 2000 to 2005.

THOMAS D. JONES III (age 42) Vice President and Chief Compliance Officer since 2006

     Mr. Jones joined Hartford Life as Vice President and Director of Securities Compliance in 2006 from SEI Investments ("SEI"), where he served as Chief Compliance Officer for its mutual funds and investment advisers. Prior to joining SEI, Mr. Jones was First Vice President and Compliance Director for Merrill Lynch Investment Managers (Americas) ("MLIM"), where he worked from 1992-2004.

EDWARD P. MACDONALD (age 39) Vice President, Secretary and Chief Legal Officer since 2005

     Mr. Macdonald serves as Assistant General Counsel of The Hartford. Prior to joining The Hartford in 2005, Mr. Macdonald was Chief Counsel Investment Management for Prudential Financial (formerly American Skandia Investment Services, Inc.). Mr. Macdonald joined Prudential in April 1999.

VERNON J. MEYER (age 43) Vice President since 2006

     Mr. Meyer serves as Senior Vice President (as of 8/7/07) of Hartford Life and Director of its Investment Advisory Group in the U.S. Wealth Management Division. Prior to joining the Hartford in 2004, Mr. Meyer served as Vice President and Managing Director of Mass Mutual, which he joined in 1987.

DENISE A. SETTIMI (age 46) Vice President since 2005

     Ms. Settimi currently serves as Operations Officer of HASCO. Previously, Ms. Settimi was with American Express Financial Advisors, where she was Director of Retirement Plan Services from 1997 to 2003.

JOHN C. WALTERS (age 45) Vice President since 2001

     Mr. Walters serves as Co-Chief Operating Officer of Hartford Life Insurance Company. Mr. Walters is also a Managing Member, Chief Executive Officer and Executive Vice President of HIFSCO and a Managing Member and Executive Vice President of HL Advisors. Previously, Mr. Walters was with First Union Securities.(1)

     (1) Served as President of the Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc. between February 1, 2005 and March 27, 2005.

 HARTFORD MONEY MARKET HLS FUND

    HOW TO OBTAIN A COPY OF THE FUNDS' PROXY VOTING POLICIES AND PROXY VOTING
                                     RECORDS

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and a record of how the Funds voted any proxies for the twelve month period ended June 30, 2007 is available
(1) without charge, upon request, by calling 800-862-6668 and (2) on the Securities and Exchange Commission's website at http://www.sec.gov.

                    QUARTERLY PORTFOLIO HOLDINGS INFORMATION

The Funds file a complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds' Form N-Q will be available (1) without charge, upon request, by calling 800-862-6668 and (2) on the Securities and Exchange Commission's website at www.sec.gov. The Forms N-Q may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.

 HARTFORD MONEY MARKET HLS FUND

 EXPENSE EXAMPLE (UNAUDITED)
--------------------------------------------------------------------------------

YOUR FUND'S EXPENSES

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) (2) ongoing costs including management fees; distribution fees; and other fund expenses. This example is intended to help you understand your ongoing costs(in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of December 31, 2006 through June 30, 2007.

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6, then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

                                           ACTUAL RETURN
                       -----------------------------------------------------
                                                             EXPENSES PAID
                           BEGINNING          ENDING       DURING THE PERIOD
                            ACCOUNT           ACCOUNT      DECEMBER 31, 2006
                             VALUE             VALUE            THROUGH
                       DECEMBER 31, 2006   JUNE 30, 2007     JUNE 30, 2007
                       -----------------   -------------   -----------------
HARTFORD MONEY MARKET
  HLS FUND
  Class IA...........      $1,000.00         $1,022.28           $2.45
  Class IB...........      $1,000.00         $1,019.82           $3.72

                             HYPOTHETICAL (5% RETURN BEFORE EXPENSES)
                       -----------------------------------------------------
                                                             EXPENSES PAID
                           BEGINNING          ENDING       DURING THE PERIOD                  DAYS
                            ACCOUNT           ACCOUNT      DECEMBER 31, 2006   ANNUALIZED    IN THE      DAYS
                             VALUE             VALUE            THROUGH         EXPENSE     CURRENT     IN THE
                       DECEMBER 31, 2006   JUNE 30, 2007     JUNE 30, 2007       RATIO      1/2 YEAR   FULL YEAR
                       -----------------   -------------   -----------------   ----------   --------   ---------
HARTFORD MONEY MARKET
  HLS FUND
  Class IA...........      $1,000.00         $1,022.79           $2.45            0.48%       184         365
  Class IB...........      $1,000.00         $1,021.53           $3.72            0.73%       184         365

 HARTFORD MONEY MARKET HLS FUND

 APPROVAL OF AMENDED INVESTMENT SUB-ADVISORY AGREEMENT (UNAUDITED)
--------------------------------------------------------------------------------

At a meeting held on November 1, 2006, the Board of Directors, including each of the Independent Directors, unanimously voted to approve an amendment to the investment sub-advisory agreement between HL Investment Advisors, LLC ("HL Advisors") and Wellington Management Company, LLP ("Wellington") ("Amended Agreement"). The amendment related to the sub-advisory fees HL Advisors pays Wellington with respect to the Capital Appreciation HLS Fund, Growth Opportunities HLS Fund and Small Company HLS Fund (each a "Fund" and collectively, the "Funds"). In considering the approval of the Amended Agreement, the Board took into account the fact that it had approved the renewal of the investment sub-advisory agreement between HL Advisors and Wellington at the August 1-2, 2006 Board meeting with respect to the Funds and other funds sub-advised by Wellington. A discussion of the basis for the Board's approval of the investment sub-advisory agreement is available in the Annual Report dated December 31, 2006, for Hartford Series Fund, Inc. and Hartford Series Fund II, Inc. Apart from the sub-advisory fees, the material terms of the investment sub-advisory agreement did not change. The amendment took effect on January 1, 2007.

In approving the Amended Agreement, the Board reviewed materials provided by HL Advisors relating to the Amended Agreement. In addition, the Board received an in-person presentation by personnel of HL Advisors and Wellington concerning the Amended Agreement. The Board also took into account written responses and supporting materials provided by HL Advisors and Wellington. The Board further considered information it received at the Board's meetings on June 20-21, 2006 and August 1-2, 2006. The Board also took into account information provided to the Board at its meetings throughout the year, including reports on Fund performance, compliance, shareholder services and the other services provided to the Funds by HL Advisors and Wellington.

In connection with their consideration of the annual renewal of the investment sub-advisory agreement, the Independent Directors, advised by independent legal counsel, engaged two service providers to assist them with evaluating the investment sub-advisory agreement with respect to each Fund. Lipper, Inc. ("Lipper"), an independent provider of investment company data, was retained to provide the Board with reports on how the Funds' management and sub-advisory fees, overall expense ratios and investment performance compared to those of funds with similar investment objectives in various peer groups. The Independent Directors also engaged an independent financial services consulting firm ("Consultant") to assist them in evaluating each Fund's management and sub-advisory fees, overall expense ratios and investment performance. The Board considered the information provided to them from Lipper and the Consultant in determining to approve the Amended Agreement.

In determining to approve the Amended Agreement, the Board determined that the proposed sub-advisory fee structure for each Fund was fair and reasonable and that the amendment was in the best interests of each Fund and its shareholders. The Board considered the representations from HL Advisors that shareholders will not pay increased management fees or other fees as a result of the Amended Agreement. In determining to approve the Amended Agreement, the Board considered the following categories of material factors, among others, relating to the Amended Agreement.

Nature, Extent And Quality Of Services

The Board considered information concerning the nature, extent and quality of the services provided to the Funds by Wellington. The Board considered, among other things, the range of services provided by Wellington and Wellington's organizational structure and regulatory/compliance history. The Board considered the quality of Wellington's investment personnel, its ability to attract and retain qualified investment professionals, its investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience. In addition, the Board considered the quality of Wellington's communications with the Board and responsiveness to Board inquiries. The Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Funds by Wellington.

INVESTMENT PERFORMANCE

The Board considered the investment performance of each Fund. In this regard, the Board considered the information and materials provided to the Board from HL Advisors and Lipper comparing each Fund's short-term and long-term and recent investment performance over various periods of time with appropriate benchmark indices and with a performance universe of funds selected by Lipper. This information included performance reports (provided by Lipper) and discussions with portfolio managers and other representatives of Wellington at Board and Investment Committee meetings throughout the year. The Board also considered the analysis provided by the Consultant relating to each Fund's performance track record. The Board concluded that each Fund's performance over time has been satisfactory and that it had continued confidence in Wellington's overall capabilities to provided day-to-day portfolio management to each Fund.

COSTS OF THE SERVICES AND PROFITABILITY

The Board reviewed information regarding HL Advisors' and Wellington's cost to provide investment management and related services to each Fund and the profitability to them from managing each Fund. In this regard, the Board noted that the Amended Agreement increases the sub-advisory fee rate to be paid to Wellington by HL Advisors and decreases the profitability of HL Advisors on a Fund by Fund basis. The Board also considered the representation of HL Advisors that the proposed sub-advisory fees would not impact the level and quality of services HL Advisors provides to the Funds and their shareholders. The Board concluded that the profitability realized on the proposed sub-advisory fees on a per Fund basis were reasonable given that the management fee and related expenses continue to be in line with comparable peers.

COMPARISON OF FEES AND SERVICES PROVIDED

The Board reviewed the investment sub-advisory fees to be paid by HL Advisors to Wellington under the Amended Agreement. The Board considered HL Advisors and Wellington's representations that they had negotiated the proposed sub-advisory fees at arm's length and Wellington's representations that the fees charged to HL Advisors were comparable to fees charged by Wellington to similar clients. The Board concluded that the sub-advisory fees, in conjunction with the information about quality of services, profitability and other matters discussed supports the conclusion that the proposed sub-advisory fees are reasonable.

 HARTFORD MONEY MARKET HLS FUND

 APPROVAL OF AMENDED INVESTMENT SUB-ADVISORY AGREEMENT (UNAUDITED)
--------------------------------------------------------------------------------

ECONOMIES OF SCALE

The Board considered the extent to which economies of scale would be realized by each Fund and whether fee levels reflect these economies of scale for the benefit of each Fund's shareholders. The Board reviewed the breakpoints in the proposed sub-advisory fee schedule for each Fund, which reduces fees as Fund assets grow over time. The Board recognized that Funds with assets beyond the last breakpoint level continue to benefit from economies of scale, because additional assets are charged the lowest breakpoint fee, resulting in lower overall effective management fee rates. The Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of each Fund's investors.

                                    * * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of each Fund and its shareholders for the Board to approve the Amended Agreement. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors and the full Board met separately in executive session, with independent legal counsel, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

ITEM 2. CODE OF ETHICS.

     Not applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

     Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

     Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

     Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS

     The Schedule of Investments is included as part of the annual report filed under Item 1 of this form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

     Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

     Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

     Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors since registrant last provided disclosure in response to this requirement.

ITEM 11. CONTROLS AND PROCEDURES.

     (a) Based on an evaluation of the Registrant's Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report, the Disclosure Controls and Procedures are effectively designed to ensure that information required to be disclosed by the Registrant is recorded, processed, summarized and reported by the date of this report, including ensuring that information required to be disclosed in the report is accumulated and communicated to the Registrant's management, including the Registrant's officers, as appropriate, to allow timely decisions regarding required disclosure.

     (b) There was no change in the Registrant's internal control over financial reporting that occurred during the Registrant's last fiscal half year that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

     11(a)(2) Section 302 certifications of the principal executive officer and principal financial officer of Registrant.

       (b)  Section 906 certification.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                   HARTFORD SERIES FUND, INC.


Date: August 14, 2007              By: /s/ David M. Znamierowski
                                       -----------------------------------------
                                       David M. Znamierowski
                                   Its: President

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


Date: August 14, 2007              By: /s/ David M. Znamierowski
                                       -----------------------------------------
                                       David M. Znamierowski
                                   Its: President


Date: August 14, 2007              By: /s/ Tamara L. Fagely
                                       -----------------------------------------
                                       Tamara L. Fagely
                                   Its: Vice President, Controller and Treasurer

                                  EXHIBIT LIST

99.CERT    11(a)(2) Certifications

                    (i) Section 302 certification of principal executive officer

                    (ii) Section 302 certification of principal financial
                         officer

99.906CERT 11(b)    Section 906 certification of principal executive officer and principal financial officer